Exhibit 10.47

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

AMENDMENT NO. 7

TO THE MASTER SERVICES AGREEMENT

BY AND BETWEEN

AMGEN INC. AND INTERNATIONAL BUSINESS MACHINES CORPORATION

This Amendment Number 7 (“Amendment”) is entered into effective as of August 17, 2011 (the “Amendment No 7 Effective Date”) by and between Amgen Inc. (“Company”) and International Business Machines Corporation (“Supplier”).

RECITALS

A. Company and Supplier entered into that certain agreement titled “Master Services Agreement” effective as of October 22, 2008 pursuant to which Supplier is to provide certain information systems infrastructure related services (the “Original Agreement”).

B. Thereafter, Company and Supplier entered into that certain document titled “Amendment No. 1 to the Master Services Agreement” dated January 23, 2009, pursuant to which Company and Supplier amended line item 5 to Attachment 3-C (Critical Deliverables and Milestones) to Exhibit 3 (Service Level Management) of the Original Agreement.

C. Thereafter, Company and Supplier entered into that certain document titled “Amendment Number 4 to the Master Services Agreement” dated April 1, 2009, pursuant to which Company and Supplier amended Attachment 4-A (Supplier Pricing Forms) to Exhibit 4 (Pricing) of the Agreement. Company and Supplier acknowledge that at the time that Amendment 4 was entered into there were no amendments to the Agreement that were referred to as amendment 2 or amendment 3, and Amendment 4 was numbered out of sequence.

D. Thereafter Company and Supplier entered into that certain document titled “Amendment Number 2 to the Master Services Agreement” dated July 17, 2009, pursuant to which Company and Supplier amended and restated Amendment 4, in its entirety, through the Amendment and referred to such as Amendment 2, amended Attachment 3-C (Critical Deliverables and Milestones) to Exhibit 3 (Service Level Management) and Exhibit 22 (Transition and Transformation) to the Agreement to change the due date for Critical Deliverable #8 (Detailed Transformation Plan) and Attachment 4-A to Exhibit 4 to the Agreement to amend the payment schedule applicable to Transition.

E. Thereafter, Company and Supplier entered into that certain document titled “Amendment Number 3 to the Master Services Agreement” dated October 6, 2009, pursuant to which Company and Supplier amended Exhibit 18 of the Agreement.

F. Thereafter, Company and Supplier entered into that certain document titled “Amendment Number 4 to the Master Services Agreement” dated May 1, 2009, pursuant to which Company and Supplier amended Attachments 3-A and 3-B to Exhibit 3 of the Agreement.

G. Thereafter, Company and Supplier entered into that certain document titled “Amendment Number 5 to the Master Services Agreement” dated December 14, 2009, pursuant to which Company and Supplier amended the Agreement, Exhibit 1, Exhibit 3, Attachments 3-A, 3-C and 3-F to Exhibit 3, Attachments 4- A, 4-B and 4-D to Exhibit 4 and Exhibit 22 to the Agreement and added new Attachment 4-G to Exhibit 4 the Agreement.

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H. Thereafter, Company and Supplier entered into that certain document titled “Amendment Number 6 to the Master Services Agreement” dated September 23, 2010, pursuant to which Company and Supplier amended the Agreement, Attachment 3-C to Exhibit 3, Exhibit 4, Exhibit 17, Exhibit 21 and Exhibit 22 to the Agreement and added new Attachment 8-A to Exhibit 8 to the Agreement. The Original Agreement together with Amendments 1, 2, 3, 4, 5 and 6 shall be referred to herein as the “Agreement.”

I. Company and Supplier desire, and are willing, to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants set forth or referenced herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:

1.	DEFINITIONS

1.1	Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.

2.	AMENDMENTS TO THE AGREEMENT

The amendments set forth below shall be effective beginning on the Amendment No 7 Effective Date, unless otherwise indicated.

2.1	Master Services Agreement.

2.1.1 Amendments to Article 1. Article 1 of the Agreement shall be amended as set forth below.

2.1.1.1 The following new defined terms are hereby added to Section 1.1:

“Amendment No 7 Effective Date. “Amendment No 7 Effective Date” means the effective date of Amendment Number 7 to this Agreement.

AHS Commencement Date. “AHS Commencement Date” shall mean the first date upon which all of the RT Commencement Dates for the following Transition Work Streams identified in Attachment 29-A to Exhibit 29 have occurred: AHS-Backup (#14), AHS—Data Center Operations (#15), AHS-Unix/VMWare/Cluster/Middleware/Web Hosting (#11), AHS – Storage (#10), AHS – Citrix/Windows (#12), AHS – Database Administration (#13).

ISM Bridge Services. “ISM Bridge Services” shall mean the Services performed pursuant to Exhibit 2.8 (ISM Bridge Statement of Work).

Reverse Transition Assigned Contracts. “Reverse Transition Assigned Contracts” means the Third-Party agreements to be assigned by Supplier to Company and identified in Exhibit 11.

Reverse Transition Transitioned Personnel. “Reverse Transition Transitioned Personnel” means Supplier Personnel who either accept an offer of employment with Company or whose employment is transitioned to Company pursuant to relevant ARD Laws (or equivalent in countries outside of the EU) and become employed by Company, in connection with the Reverse Transition or EUS/SD Reverse Transition.”

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2.1.1.2 The defined terms and definitions below in Section 1.1 are each hereby amended and restated in their entirety as follows:

“Deliverables. “Deliverables” means any and all tangible work product, reports, data, specifications, designs, documents, correspondence, Software, documentation, and other materials, and other deliverables identified in an Order, including Transition Deliverables, Transformation Deliverables, Reverse Transition Deliverables, EUS/SD Reverse Transition Deliverables, Software Deliverables and Non-Software Deliverables.”

2.1.2 Amendments to Section 2.2. The first sentence of Section 2.2 of the Agreement shall be deleted and replaced with the following language:

“On written notice from Company to Supplier no less than one hundred twenty (120) days prior to the expiration of the Initial Term or then-current Renewal Term, the Parties may mutually agree to extend the Term for one (1) year extensions (each a “Renewal Term”) on the terms and conditions (including the Charges) then in effect; provided, however, that, if Supplier fails to provide written response to such notice within thirty (30) days following receipt thereof, then Supplier shall be deemed to have agreed to extend the Term in accordance with the terms of this Section.”

2.1.3 Amendments to Section 2.3. Section 2.3 of the Agreement shall be deleted and replaced with the following language:

“Section 2.3 Termination Charges. Except as set forth in Section 29.7 (Termination/Expiration Assistance), upon expiration of the Initial Term or any Renewal Term, [*]. Section 29.2 (Termination for Convenience) sets forth the applicability of fees associated with Company’s termination for convenience.”

2.1.4 New Section 3.6. The following language shall be added to the Agreement as new Section 3.6:

“Section 3.6 Effect of Amendment Number 7. As of the Amendment No 7 Effective Date, Supplier shall not be obligated to provide the Services under this Article 3.”

2.1.5 Amendments to Section 4.1. Section 4.1(A)(1) of the Agreement shall be deleted and replaced with the following language:

“(1) the services, functions and responsibilities described in this Agreement, including (a) the services, functions, responsibilities and Deliverables described in Exhibit 2 (Statement of Work), (b) the services, functions and responsibilities relating to the Transition, including Transition Deliverables (and, if applicable, the Transformation, including Transformation Deliverables), (c) the services, functions and responsibilities relating to the Reverse Transition, including Reverse Transition Deliverables, (d) and the services, functions and responsibilities relating to the EUS/SD Reverse Transition, including the EUS/SD Reverse Transition Deliverables and (e) the Termination/Expiration Assistance.”

2.1.6 New Section 5.7. The following language shall be added to the Agreement as new Section 5.7:

“Section 5.7 Effect of Amendment Number 7. As of the Amendment No 7 Effective Date, Supplier shall not be obligated to provide the Services under this Article 5.”

2.1.7 Amendments to Section 7.1(A). Section 7.1(A) of the Agreement shall be deleted and replaced with the following language:

“(A) Supplier acknowledges that it is performing the Services in a multi-vendor environment and agrees that its responsibilities shall include cooperating with, assisting and, to the extent agreed by the Parties, leading and coordinating the efforts of, any third-party vendors providing services or products to Company relating to the Services (collectively, “Third Party Vendors”), which cooperation and assistance efforts shall include proactively communicating with Third

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Party Vendors regarding Services issues and providing guidance to Third Party Vendors with respect to Supplier’s and Company’s IT environment, and which leadership and coordination efforts shall include acting as the single point of intake and resolution for Third Party Vendors’ questions and issues and scheduling meetings for the discussion and exchange of information. Supplier further agrees to cooperate with Company and Third Party Vendors so as to allow such Third Party Vendors to provide any services (including services similar to the Services) or products related to the Services in an integrated and seamless manner without disruption to Company’s business or IT operations.”

2.1.8 Amendments to Section 8.1 (D). Section 8.1 (D) of the Agreement shall be deleted and replaced with the following language:

“(D) Supplier to take an assignment of any Assigned Contracts and Company to take an assignment of any Reverse Transition Assigned Contract pursuant to Section 12.2.”

2.1.9 Amendments to Section 8.5. The second sentence of Section 8.5 of the Agreement shall be deleted and replaced with the following language:

“If such alternative approaches are required for a period longer than sixty (60) days following (i) the Amendment No 7 Effective Date, with respect to Reverse Transition Assigned Contracts, or (ii) the Effective Date, with respect to all other Required Consents, the Parties shall utilize the Change Control Procedure to increase or decrease the Charges to offset any increase in the costs and expenses of one Party due to the other Party’s failure to obtain a Required Consent.”

2.1.10 Amendments to Section 12.2. The following language shall be added to the Agreement at the end of Section 12.2:

“Supplier shall assign to Company, and Company shall assume from Supplier, the Reverse Transition Assigned Contracts. Company shall pay directly, or reimburse Supplier if Supplier has paid, the charges and other amounts under any Reverse Transition Assigned Contract, where such charges are attributable to the periods on or after the applicable assignment date specified by Exhibit 11.”

2.1.11 New Section 12.3 (D). The following language shall be added to the Agreement as a new Section 12.3 (D):

“(D) Effect of Reverse Transition

Exhibit 11 sets forth the Managed Contracts that shall cease to be Managed Contracts in connection with the Reverse Transition, and, with respect to each such Managed Contract, the time when the management obligations for such Managed Contract shall transfer from Supplier to Company. With respect to each such Managed Contract, Supplier’s obligations under this Section shall terminate upon the transfer of the management of such Managed Contract from Supplier to Company in accordance with the Reverse Transition Plan.”

2.1.12 Amendments to Section 10.6. Section 10.6 of the Agreement shall be deleted and replaced with the following language:

“Section 10.6 Measurement and Monitoring Tools. Supplier shall, with respect to each Service Level, prior to the date that such Service Level takes effect, implement and test measurement and monitoring Tools and procedures acceptable to Company to measure and report Supplier’s performance of the Services against the applicable Service Levels; provided that, with respect to any Tools provided pursuant to the ISM Bridge Services and used to provide measurement and monitoring of any Service Level, Supplier’s responsibility to provide any such Tool shall not apply following termination of such ISM Bridge Services, except to the extent such

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measurement and monitoring is required pursuant to Exhibit 12 (Reports) following termination of such ISM Bridge Services. Such measurement and monitoring Tools and procedures shall permit reporting at a level of detail sufficient to verify Supplier’s compliance with the Service Levels. Supplier shall also provide Company with (i) on-line, real time access to the data used by Supplier to calculate its performance against the Service Levels and (ii) documentation relating to the measurement and monitoring tools and procedures utilized by Supplier to generate such data. Given the nature of Company’s multi-vendor environment, any such data may be shared by Company with Third Party Vendors, provided that such Third Party Vendors have executed appropriate non-disclosure agreements or are otherwise bound by confidentiality obligations. The use of any such data by the Third Party Vendors shall be limited to managing the provision and delivery of services, products and resources to Company and resolving any issues or problems relating to the provision and delivery of any such services, products or resources. Company shall not be required to pay any amount in addition to the Charges for (A) such measurement and monitoring Tools required to be supplied by Supplier under this Section or (B) any resources utilized in connection with such measurement and monitoring Tools.”

2.1.13 Amendments to Section 17.3. Section 17.3 of the Agreement shall be amended as set forth below.

2.1.13.1. The last sentence of Section 17.3(B) of the Agreement shall be deleted and replaced with the following language:

“Subject to Section 17.3(E), throughout the Term, Supplier shall be responsible for updating the Policies and Procedures Manual to ensure that it remains current and reflects any changes to the Services, Company’s IT environment, operations and business processes, and any changes or updates to the Policies and Procedures Manual shall be provided to Company for review, comment and approval.”

2.1.13.2. The following language shall be added to the Agreement as new Section 17.3(E):

“(E) The Parties acknowledge and agree that, as of the AHS Commencement Date, the responsibility to maintain the Policies and Procedures Manual shall be transferred from Supplier to Company. Following such date and throughout the remaining Term, Company shall be primarily responsible for the maintenance of the Policies and Procedures Manual and Supplier shall be responsible for supporting Company in such efforts, including supporting Company’s updating, maintaining and enforcing the Policies and Procedures Manual in connection with the Services. In addition, Supplier shall identify and suggest to Company any changes necessary and/or appropriate to be made to the Policies and Procedures Manual to ensure that it remains current with respect to the Services and that it reflects any changes to the Services or Company’s IT environment, operations and business processes relating to the Services. The transfer of the Policies and Procedures Manual shall not affect or diminish Supplier’s responsibilities with respect to compliance with, and support of, Company Policies. Supplier shall, to the extent not included in the Policies and Procedures Manual or other Company Policies, at the Company’s request (subject to Change Order Procedure for any such request reasonably requiring additional Supplier Personnel), develop, maintain and adhere to written policies and procedures for its Services describing (in a manner satisfactory to Company in its sole discretion) how Supplier shall perform its Services in compliance with the Policies and Procedures Manual and other Company Policies, including the details of integration with Company’s Tools and/or Systems.”

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2.1.14 Amendments to Section 17.4. The last sentence of Section 17.4 of the Agreement shall be deleted and replaced by the following language:

“All changes to the Services shall be made in accordance with Change Control Procedure; provided that, any such changes to Services comprising the Reverse Transition shall be made in accordance with the change control procedure described in the Reverse Transition Plan.”

2.1.15 Amendments to Section 17.8. The phrase “and shall be included in the Policies and Procedures Manual” shall be deleted from second sentence of Section 17.8.

2.1.16 New Section 20.9. The following language shall be added to the Agreement as a new Section 20.9:

“Stale Invoices. Notwithstanding anything to the contrary in this Agreement, Supplier shall not invoice Company, and Company shall not be obligated to pay, any Charges that are not invoiced within one hundred and twenty days (120) days after the end of the month to which such Charges correspond and Supplier shall not be required to pay any credits (other than Service Level Credits) or reimbursements that are not identified by Supplier or Company within one hundred and twenty days (120) days after the end of the month to which such credits or reimbursements correspond. This provision does not apply to: (i) any formally disputed Charges, or any such credits or reimbursements which are subsequently reinvoiced pursuant to a settlement of the dispute; and (ii) Taxes for which either Party is responsible.”

2.1.17 Amendments to Section 21.1(B). Section 21.1(B) of the Agreement shall be deleted and replaced with the following language:

“Upon Company’s request, the termination or expiration of this Agreement for any reason (including termination for cause) or, with respect to any particular Company Data, on such earlier date that the same shall be no longer required by Supplier in order to render the Services, such Company Data (including copies thereof) shall be promptly returned to Company by Supplier in a form reasonably requested by Company (subject to any particular form specified in Exhibit 2.8 (ISM Bridge Services)) or, if Company so elects, shall be destroyed by Supplier, all at no additional charge to Company.”

2.1.18 Amendments to Section 21.2. Section 21.2 of the Agreement shall be amended as set forth below.

2.1.18.1 The first sentence of Section 21.2(B)(3) of the Agreement shall be deleted and replaced with the following language:

“Supplier shall at all times protect Company Systems that, pursuant to Exhibit 2, Supplier is responsible to monitor and/or control, through procedures and Tools deemed satisfactory by Company”

2.1.18.2 The first sentence of Section 21.2(C) of the Agreement shall be deleted and replaced with the following language:

“In the event of an attack or threatened or suspected intrusion or other breach of security against any Systems, Equipment and/or Software relating to the Services, Supplier shall, at its expense, and without limiting the Service Level obligations under this Agreement, take whatever steps are necessary to immediately protect such Systems, Equipment and/or Software and prevent any further breaches, including, to the extent Supplier is required under the Services to monitor access and control any such Systems, Equipment and/or Software: (1) preventing further access to the Systems, Equipment and Software from the source of the attack, (2) immediately backing up the affected Systems, Equipment, Software and Company Data, (3) enhancing defensive systems to prevent any similar breaches in the future, (4) contacting the ISP where the threat or attack originated and relevant law enforcement authorities, (5) investigating the extent of the damage, if any, (6) producing an incident report detailing Supplier’s findings and providing such report to

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Company, (7) providing supplemental monitor traffic from the attack source until risk of further attacks is deemed to be eliminated, and (8) temporarily disabling affected components of the Services, if warranted by the circumstances and with prior approval of Company, provided that such Services are reinstated as soon as the risk of further breaches is deemed to have been eliminated or adequate additional security measures have been implemented.”

2.1.19 Amendments to Section 23.2. Section 23.2 of the Agreement shall be deleted and replaced with the following language:

“Section 23.2 Maintenance. Supplier represents, warrants and covenants that it shall maintain the Systems (except to the extent Company is responsible for maintenance of any such System pursuant to Exhibit 4), Supplier Equipment and Supplier Software so that they operate in accordance with their specifications, including (A) maintaining Supplier Equipment in good operating condition, subject to normal wear and tear; (B) undertaking repairs and preventive maintenance on Supplier Equipment in accordance with the applicable Equipment manufacturer’s recommendations; and (C) performing Software maintenance in accordance with the applicable Software provider’s documentation and recommendations.”

2.1.20 Amendments to Section 25.1. Sections 25.1(L) and 25.1(M) of the Agreement shall be deleted and replaced with the following language:

“(L) Any claim or action by, on behalf of, or related to, Affected Personnel or Supplier Personnel arising on or after the Effective Date, excluding, with respect to Reverse Transition Transitioned Personnel, any such claim or action arising following the date that such Personnel begins employment with the Company, including claims relating to employment or engagement, termination of employment or engagement, occupational health and safety, worker’s compensation, ERISA or arising under other Applicable Laws, and any representations, oral or written, made by Supplier to such Personnel [*];

(M) Any claims relating to any Transitioned Personnel and/or Reverse Transition Transitioned Personnel arising before, on or after the Effective Date arising from the acts or omissions of Supplier, or one of its Affiliates or in connection with a failure by Supplier to comply with ARD Laws or other Laws [*];”

2.1.21 Amendments to Section 25.2(D). Section 25.2(D) of the Agreement shall be deleted and replaced with the following language:

“(D) Any claim or action by, or on behalf of, or related to the Transitioned Personnel and/or Reverse Transition Transitioned Personnel, in each case, arising from the acts or omissions of the Company, or one of its Affiliates, prior to the Effective Date or, with respect to Reverse Transition Transitioned Personnel, following the date such Personnel begin employment with Company, including claims relating to employment or engagement, occupational health and safety, worker’s compensation, ERISA or arising under other Applicable Laws, [*];”

2.1.22 Amendments to Section 27.2 (A). Sections 27.2(A)(2) and (3) of the Agreement shall be deleted and replaced with the following language:

“(2) to the extent set forth in Exhibit 2 (Statements of Work) update and test every six (6) months the operability of the DRP to ensure that the DRP is fully operational;

(3) to the extent set forth in Exhibit 2 (Statements of Work), certify to Company at least once during every six (6) month period during the Term and the Termination/Expiration Assistance Period that the DRP is fully operational; and”

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2.1.23 Amendments to Section 29.2. The following language shall be added to the Agreement at the end of Section 29.2:

“Notwithstanding the foregoing, Company may terminate the End User Services Tower and the Service Desk Tower upon 30 days prior written notice without any liability or obligation to pay termination fees or Wind-down Expenses.”

2.1.24 Amendments to Section 29.6. Section 29.6 of the Agreement shall be amended by adding the phrase “Subject to Section 2.2,” at the beginning of the Section.

2.1.25 Amendments to Section 29.7(A). The first sentence of Section 29.7(A) of the Agreement shall be deleted and replaced with the following language:

“Commencing six (6) months prior to expiration of this Agreement or on such earlier date as Company may reasonably request, or commencing upon a notice of termination (including notice based upon default by Company) or of non-renewal of this Agreement, and continuing for a period of twelve (12) months following the effective date of termination or expiration of this Agreement (the “Termination/Expiration Assistance Period”) (as such effective date may be extended pursuant to Section 29.6), Supplier shall continue to provide to Company, or at Company’s request to one or more Company designees (i) the Services that were provided prior thereto and (ii) any reasonable cooperation requested by Company that may be required from Supplier to facilitate the transfer of the affected Services to Company or a third party service supplier, as applicable, or Company’s designee (“Termination/Expiration Assistance”); provided that, the Termination/Expiration Assistance under clause (i) of this paragraph shall only apply to Services under the Service Desk and End User Services Towers and ISM Bridge Services until June 30, 2012, after which any such Termination/Expiration Assistance shall be deemed to be a New Service and the Termination/Expiration Assistance under clause (ii) shall, following June 30, 2012 with respect to Services under the Service Desk and End User Services Towers and ISM Bridge Services, only be performed by Supplier Personnel remaining after such date.”

2.1.26 Amendments to Section 29.7 (B). Section 29.7(B) of the Agreement shall be amended as set forth below.

2.1.26.1 The first sentence of Section 29.7(B) of the Agreement shall be deleted and replace with the following language:

“(B) “Termination/Expiration Assistance” shall include, subject to Section 29.7(A), the obligation to continue to provide the Services, the assistance described in Exhibit 26 (Termination/Expiration Assistance) and the following:

(1) Company or its designee shall be permitted to undertake, without interference from Supplier, to hire any Supplier Personnel primarily performing the Services as of the date Supplier receives notice of termination, or, in the case of expiration, within the six (6) month period (or longer period requested by Company) prior to expiration.”

2.1.26.2 Section 29.7(B)(3) of the Agreement shall be amended by inserting the following language at the beginning of the Section:

“Subject to Exhibit 4 (Pricing),”

2.1.27 Amendments to Section 30.13. The following language shall be added to the Agreement at the end of Section 30.13 of the Agreement:

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“This Section shall not apply to any of Supplier’s employees solicited, sought for procurement and/or hired by Company in connection with the Reverse Transition and/or EUS/SD Reverse Transition; provided that, notwithstanding Section 29.7(B)(1), the hire date for any such employee shall not occur prior to the RT Commencement Date for the applicable Reverse Transition Services, except as otherwise mutually agreed by the Parties.”

2.1.28 New Article 31. The Parties hereby agree to add the following language to the Agreement as a new Article 31 of the Agreement:

“ARTICLE 31

REVERSE TRANSITION

Section 31.1 General.

(A) Supplier shall plan, prepare for and conduct transition activities in accordance with the Reverse Transition Plan (the “Reverse Transition”). Supplier’s responsibilities with respect to the Reverse Transition shall include, subject to Exhibit 4 (Pricing), (i) paying all of costs associated with performing those tasks that are designated to be the responsibility of Supplier in the Reverse Transition Plan and (ii) performing such tasks as are required to enable Supplier to provide the Services, including following the Reverse Transition Completion Date.

(B) Company shall perform those tasks that are designated to be the responsibility of Company in the Reverse Transition Plan.

(C) Except as otherwise provided in Exhibit 4 (Pricing) or required for Company to complete those tasks which are designated to be the responsibility of Company in the Reverse Transition Plan, neither Supplier nor any of its Personnel shall charge the Company any fees, costs or expenses in connection with the Reverse Transition.

Section 31.2 Reverse Transition Plan. The Reverse Transition shall be conducted in accordance with a written plan (as such plan may be updated from time to time pursuant to the terms thereof, the “Reverse Transition Plan”) set forth in Exhibit 29 including all related documents attached thereto and/or referenced thereby (including Attachments 29-A, 29-B, 29-C and 29-D to Exhibit 29), describing the project scope, obligations, requirements and exit criteria for the in-sourcing of certain Services described therein.

Section 31.3 Performance of the Reverse Transition. Supplier shall perform the Reverse Transition in accordance with the Reverse Transition Plan and in such a manner so as to not disrupt Company’s IT and business operations (except to the extent that such disruption is identified in the Reverse Transition Plan or Supplier has otherwise provided Company with reasonable advance written notice of such disruption and Company has agreed in writing that such disruption is acceptable). Supplier shall provide all cooperation and assistance reasonably required and requested by Company in connection with Company’s evaluation and testing of any Deliverables provided pursuant to the Reverse Transition Plan (“Reverse Transition Deliverables”).

Section 31.4 Completion of the Reverse Transition. The Reverse Transition shall not be considered to be complete until all exit criteria identified in the Reverse Transition Plan have been completed to Company’s satisfaction in its reasonable discretion and all Reverse Transition Deliverables have been Accepted by Company.

Section 31.5 Buy Out, Acceptance and Settlement Items. Upon the Amendment No. 7 Effective Date, the terms of Exhibits 30-A (Buy-Out Items), 30-B (Settlements) and 30-C (Acceptance Items) shall apply.”

2.1.29 New Article 32. The Parties hereby agree to add the following language to the Agreement as a new Article 32 of the Agreement:

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“ARTICLE 32

EUS/SD REVERSE TRANSITION

Section 32.1 General.

(A) Commencing on the Amendment No 7 Effective Date, the Parties shall plan, prepare for and conduct transition activities in accordance with the EUS/SD Reverse Transition Plan (the “EUS/SD Reverse Transition”).

(B) Each Party shall perform those tasks that are designated to be the responsibility of such Party in the EUS/SD Reverse Transition Plan.

(C) Company shall not incur any Charges, fees, costs or expenses from Supplier in connection with Supplier’s performance of its responsibilities under the EUS/SD Reverse Transition.

Section 32.2 EUS/SD Reverse Transition Plan.

(A)	General

The EUS/SD Reverse Transition shall be conducted in accordance with a written plan mutually agreed to by the Parties (the “EUS/SD Reverse Transition Plan”) which, at a minimum, shall include:

(1)	a detailed description of the IT operations being transitioned to Company from Supplier;

(2)	a detailed description of the EUS/SD Reverse Transition activities and responsibilities to be performed by Supplier, within the categories set forth on Exhibit 31;

(3)	a detailed description of the deliverables (“EUS/SD Reverse Transition Deliverables”) and milestones (“EUS/SD Reverse Transition Milestones”) to be completed by Supplier;

(4)	a detailed description of any tasks that Company is required to complete in connection with the EUS/SD Reverse Transition;

(5)	a detailed description of the technology, methods, procedures, Supplier Personnel and organization that Supplier shall use to perform the EUS/SD Reverse Transition;

(6)	a detailed schedule and workplan of all EUS/SD Reverse Transition activities to be completed in connection with the EUS/SD Reverse Transition, including the dates on which each such activity and any EUS/SD Reverse Transition Milestones and EUS/SD Reverse Transition Deliverables shall be completed;

(7)	a detailed description of the potential risks associated with the EUS/SD Reverse Transition and the risk mitigation strategies that shall be employed by Supplier to eliminate or minimize such risks;

(8)	a process and set of standards and completion criteria acceptable to Company to which Supplier shall adhere in the performance of the EUS/SD Reverse

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Transition and that shall enable Company to determine whether Supplier has successfully completed the EUS/SD Reverse Transition activities and EUS/SD Reverse Transition Deliverables associated with each EUS/SD Reverse Transition Milestone; and

(9)	any other information and planning necessary to ensure that the EUS/SD Reverse Transition takes place on schedule and without disruption to Company’s business or IT operations.

(B)	Completion of the EUS/SD Reverse Transition Plan

The Parties shall jointly prepare the EUS/SD Reverse Transition Plan, which EUS/SD Reverse Transition Plan shall not be considered final until Accepted by Company. The Parties shall cooperate and work closely with each other in finalizing the EUS/SD Reverse Transition Plan and the final EUS/SD Reverse Transition Plan and any subsequent changes to the EUS/SD Reverse Transition Plan shall be subject to Change Control Procedure.

Section 32.2 Performance of the EUS/SD Reverse Transition.

(A) General

Supplier shall perform the EUS/SD Reverse Transition in accordance with the EUS/SD Reverse Transition Plan and in such a manner so as to not disrupt Company’s IT and business operations (except to the extent that Supplier has provided Company with reasonable advance written notice of such disruption and Company has agreed in writing that such disruption is acceptable). Supplier shall provide all cooperation and assistance reasonably required and requested by Company in connection with Company’s evaluation and testing of the EUS/SD Reverse Transition Deliverables.

(B) EUS/SD Reverse Transition Managers

Each Party shall designate an individual to manage the EUS/SD Reverse Transition (the “EUS/SD Reverse Transition Manager”) on a dedicated basis during the EUS/SD Reverse Transition Period. The EUS/SD Reverse Transition Managers shall (1) serve as the single point of accountability for the EUS/SD Reverse Transition and (2) have day-to-day authority for ensuring that the EUS/SD Reverse Transition is completed in accordance with the EUS/SD Reverse Transition Plan.

(C) Meeting and Reporting Requirements

The EUS/SD Reverse Transition Manager shall meet on a regular, agreed upon, basis.

Section 32.3 Completion of the EUS/SD Reverse Transition.

The EUS/SD Reverse Transition shall not be considered to be complete until all exit criteria identified in the EUS/SD Reverse Transition Plan have been completed and all EUS/SD Reverse Transition Deliverables have been Accepted by Company.

2.2. Exhibit 1. Exhibit 1 (Definitions) to the Agreement shall be deleted and replaced by Exhibit1 to this Amendment.

2.3 Exhibit 2. Exhibit 2 to the Agreement shall be amended as set forth below.

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2.3.1. Exhibits 2.1 (Statement of Work Cross Functional Services) (including Exhibits 2.1.1, 2.1.2, 2.1.3, 2.1.3-A and 2.1.4) and 2.3 (Statement of Work Application Hosting Services) to the Agreement shall be deleted, effective upon the AHS Commencement Date.

2.3.2 Exhibit 2.1.3-A (Asset Inventory Data Element Requirements) to the Agreement shall be deleted.

2.3.3 Exhibit 2.2 (Statement of Work Messaging, Directory and Collaboration Services) to the Agreement shall be deleted.

2.3.4 Exhibit 2.4 (Statement of Work Managed Network Services) to the Agreement shall be deleted and replaced by Exhibit 2.4 to this Amendment.

2.3.5 Exhibit 2.5 (Statement of Work End User Services) to the Agreement shall be deleted and replaced by Exhibit 2.5 to this Amendment.

2.3.6 Exhibits 2.6 and 2.7 to this Amendment shall be added to the Agreement as new Exhibits 2.6 (Statement of Work Common Cross Functional Services) and 2.7 (Statement of Work Service Desk) to the Agreement, respectively, effective upon the AHS Commencement Date.

2.3.7 Exhibit 2.8 to this Amendment shall be added to the Agreement as new Exhibit 2.8 (ISM Bridge Statement of Work).

2.4 Exhibit 3. Exhibit 3 (Service Level Management) to the Agreement shall be amended as set forth below.

2.4.1 Exhibit 3 and Attachments 3-A (Service Levels Matrix) and 3-B (Critical Service Levels and Key Measurements) to Exhibit 3 to the Agreement shall be deleted and replaced by Exhibit 3 and Attachments 3-A and 3-B to Exhibit 3 to this Amendment, respectively.

2.4.2 Attachment 3-C to Exhibit 3 to the Agreement shall be deleted.

2.5 Exhibit 4. Exhibit 4 (Pricing) to the Agreement shall be amended as set forth below.

2.5.1 Exhibit 4 (Pricing) to the Agreement and, Attachments 4-B (Financial Responsibility/Asset Ownership Matrix), 4-D (Resource Baselines), 4-E (Resource Unit Volume Measurement), 4-F (Termination Charges) and 4-G (Local Country Pricing) to Exhibit 4 to the Agreement shall be deleted and replaced by Exhibit 4 and with Attachments 4-A, 4-B, 4-D, 4-E, 4-F, and 4-G to this Amendment, respectively.

2.5.2 Attachment 4-A to Exhibit 4 to the Agreement shall be deleted.

2.5.3 Attachment 4-H to Exhibit 4 to this Amendment shall be added to the Agreement as a new Attachment 4-H (Printers) to Exhibit 4.

2.6 Exhibit 9. Exhibit 9 (Current and Planned Projects) to the Agreement shall be deleted.

2.7 Exhibit 11. Exhibit 11 (Assigned and Managed Contracts) to the Agreement shall be amended as set forth below.

2.7.1 Exhibit 11 (Assigned and Managed Contracts) to the Agreement shall deleted and replaced by Exhibit 11 to this Amendment.

2.7.2 Attachments 11-A (Third Party Software), 11-B (Third Party Service Contracts), 11-C (Third Party Equipment Maintenance) and 11-D (Managed Contracts) to Exhibit 11 to the Agreement shall be deleted.

2.7.3 Attachment 11-E to Exhibit 11 to this Amendment shall be added to the Agreement as new Attachment 11-E (Third Party Software, Service Contracts, Equipment and Managed Contracts) to Exhibit 11.

2.8 Exhibit 12. Exhibit 12 (Reports) to the Agreement and Attachment 12-A (Description of Reports) to Exhibit 12 to the Agreement shall be deleted and replaced by Exhibit 12 and Attachment 12-A to Exhibit 12 to this Amendment, respectively.

Confidential

Amgen-IBM Amendment #7

2.9 Exhibit 17. Exhibit 17 (Supplier Service Sites) to the Agreement shall be deleted and replaced with Exhibit 17 to this Amendment.

2.10 Exhibit 22. Exhibit 22 (Transition and Transformation) to the Agreement shall be deleted.

2.11 New Exhibit 29. Exhibit 29 and Attachments 29-A, 29-B, 29-C and 29-D to Exhibit 29 to this Amendment shall be added to the Agreement as new Exhibit 29 (Summary Reverse Transition Plan and Reverse Transition Commencement Dates) to the Agreement and Attachments 29-A (Reverse Transition Plans (MPP), 29-B (Exit Criteria), 29-C (Program Governance) and 29-D (AHS Bridge Statement of Work) to Exhibit 29 to the Agreement, respectively.

2.12 New Exhibits 30-A, 30-B and 30-C. Exhibits 30-A, 30-B and 30-C to this Amendment shall be added to the Agreement as new Exhibits 30-A [*], 30-B [*] and 30-C [*] to the Agreement.

2.13 New Exhibit 31. Exhibit 31 to this Amendment shall be added to the Agreement as new Exhibit 31 (EUS/SD Tasks and Responsibilities) to the Agreement.

3.   GENERAL TERMS

This Amendment may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties. This Amendment, when read in conjunction with the Agreement (including all exhibits, attachments, and schedules thereto) constitutes the entire agreement between the Parties with respect to the subject matter of this Amendment and pursuant to the terms of this Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of this Amendment. Unless any amendment set forth above expressly provides for a different effective date, as of the Amendment No 7 Effective Date, the terms and conditions set forth in this Amendment shall be deemed a part of the Agreement for all purposes. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

Confidential

Amgen-IBM Amendment #7

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement.

AMGEN INC.	INTERNATIONAL BUSINESS MACHINES CORPORATION

Signature: /s/ Farryn Melton	Signature: /s/ John Lydon

Name: Farryn Melton	Name: John Lydon

Title: VP Sourcing, CPO	Title: Sr. Project Executive

Date: August 17, 2011	Date: August 16, 2011

Confidential

Amgen-IBM Amendment #7

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

EXHIBIT 1

DEFINITIONS

Amgen and IBM Confidential	E-1 – Page 1 of 21

1.0 INTRODUCTION

In addition to the terms defined hereunder, common terms and acronyms are listed in Attachment 1-A (Common Terms and Acronyms) to this Exhibit.

Term	Definition
Action Item	Means an activity prescribed to prevent future occurrence of an Incident. After an underlying cause (root cause) of an Incident is identified, Action Items are established to prevent such Incident.

Actual Uptime	Means the measurement of time that a particular System, Application, Software, Equipment, Network, or any other part of the Services is actually available during the Measurement Window.

Additional Resource Charge (ARC)	Means a charge added to the Base Charge for each Resource Unit utilized and authorized by Company above the Resource Baseline.

ADM	Means Application development and maintenance Services.

Allocation of Pool Percentage	Means the portion of the Pool Percentage Available for Allocation that is specified for a Performance Category. The total of all Allocation of Pool Percentages shall not exceed the Pool Percentage Available for Allocation.

Application Server(s)	Means any Server not otherwise defined as a Utility Server.

Applications	Means programs and other Software (including the supporting documentation, media, on-line help facilities, and tutorials) that perform user- or business-related information processing functions. Application Software does not include the Tools, utilities, or System Software used to deliver it. Applications include database management Software.

Applications Software	See Applications.

Architecture	Means the design, process, strategies, and specification of the overall structure, logical components, and the logical interrelationships of Equipment and Software, including System Software, a Network, or other reasonably related conception.

Asset Inventory and Management System	Means an automated, database-driven Application used to store, query, and continuously update in the Configuration Management Database (CMDB) asset inventory information for all assets used in association with the Services, whether the assets are located at Company Sites or Supplier Sites.

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Term	Definition
At-Risk Amount	Means, for any month during the Term, [*] of the Monthly Invoice Amount, which is the maximum amount that Supplier will have at risk for Service Level Credits as set forth in Attachment 3-A (Service Level Matrix) to Exhibit 3 (Service Level Management).

Authorized User(s)	Means users of Services within and outside of Company including, but not limited to, Company employees, business units, vendors, customers, contractors, joint ventures, etc.

Availability

Means the Actual Uptime that a component or Service is available to perform its required function and expressed as a percentage of the Scheduled Uptime for a particular System, Application, Software, Equipment, Network, or any other part of the Services (that is, Availability = ((Actual Uptime)/(Scheduled Uptime)) x 100%).

Where Systems are redundant, the outage of one System will not be counted against Availability provided that the Services are not disrupted.

Availability Management	Means processes to ensure Services (IT Infrastructure and supporting organizations) are available when Company needs them.

Means the monthly fee for the provision of the Services associated with a specific Tower or Sub-Tower at the number of Resource Units included within the Resource Baseline for the applicable month.

Base Charges	Means the sum of each individual Base Charge.

Benchmarking	Means, for a Sub-Tower, a comparison of the quality and Charges for the Services of that Sub-Tower against the quality and prices of well-managed suppliers performing services similar to the Services of the Sub-Tower being evaluated to determine whether Company is receiving from Supplier pricing and levels of service that are competitive with market rates, prices and service levels, given the nature, volume, and type of Services of that Sub-Tower provided by Supplier hereunder.

Business Continuity (Services)	Means the overall, Company-wide plans and activities of Company that are intended to enable continued business operation in the event of any unforeseen interruption. (e.g., plans and activities to move a department or business unit to a new location in the event of a business disruption.)

Business Continuity Lifecycle	Means the four-stage approach to BCM advocated by ITIL – initiation, requirements and strategy, implementation, and operational management.

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Term	Definition
Business Continuity Management (BCM)	Means the higher level process of ensuring business continuity, of which Information Technology Service Continuity Management (ITSCM) is a part.

CAB/Emergency Committee	Means a subset of the full CAB with authority to make emergency decisions.

Cabling	Means the physical connection between Equipment and a wall jack (i.e., the connections outside the wall), including physical cabling media, peripheral cabling used to interconnect electronic Equipment, all terminating Equipment and cross-connect fields, but not including conduits and pathways.

Calls	Means Problems, questions, or requests submitted to Supplier by telephone, electronically, or other means approved by Company.

Capacity Management	Means the responsibility for ensuring that the Capacity of the IT Infrastructure matches the evolving demands of the business in a cost-effective and timely manner.

Capacity Management Database	Could be implemented as multiple physical databases used to generate Capacity Management reporting.

Carrier	See Transport Vendor.

Change	Means the addition, modification or removal of approved, supported or baselined Equipment, Network, Software, Application, environment, System, desktop build or associated documentation.

Change Advisory Board (CAB)	Means the board that considers Requests for Change (RFCs) and recommends implementation or rejection based on business needs.

Change Management

Means the processes relating to planning and performing all Changes in Company’s IT environment pertaining to the Services, including Changes to individual components and coordination of Changes across all components. The Change Management processes will support and include checkpoints to determine any potential or required Change Control Procedures.

A process of controlling Changes to the Infrastructure or any aspect of Services, in a controlled manner, enabling approved Changes with minimum disruption.

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Term	Definition
Change Request Authorization(s)	Means the process and any related forms required to request and authorize Changes requested by Authorized Users, where such Changes are within the scope of the existing Services.

CI Release	Means a collection of new and/or Changed CIs, which are tested and introduced into the live environment together.

Collaborative Applications	Means Applications containing functionality to enable electronic communication and messaging; work group collaboration; information transfers; frequently-asked questions (FAQs); and similar Applications that allow collaborative interaction and receipt/transfer of data and information both within and outside of Company. Examples of current and/or future Collaborative Applications include, but are not limited to, Lotus Notes, electronic mail, calendaring, and instant messaging.

Commencement Date	Means the date of January 19, 2009 for all locations but the Deferred Countries. For the Deferred Countries, Commencement Date shall mean the date of February 19, 2009. The Commencement Date, for all locations but the Deferred Countries, is the date on which Supplier shall assume, among other obligations set forth in the Agreement, the obligation to provide the Services. For the Deferred Countries, the Commencement Date is the date on which Supplier shall assume, among other obligations set forth in the Agreement, the obligation to provide the Services originating in such Deferred Countries.

Commercial Off The Shelf (COTS)	Means Equipment and/or Software as applicable that is readily available to the public from a Third Party that is not an Affiliate of a Party.

Company Information	Means all information, in any form, furnished or made available directly or indirectly to Supplier by Company or otherwise obtained by Supplier from Company. Company Information includes Company Confidential Information, Company Materials, and Company Data.

Company Materials	Means Materials, trade secrets, and trademarks owned by Company.

Conferencing Network	Means the portion of Company’s Network consisting of Conferencing Premise Equipment, Software, Transport Systems, Interconnect Devices, and Cabling used to create, connect, and transmit voice and video to Authorized Users.

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Term	Definition
Conferencing Premise Equipment	Means the Equipment, features, accessories, peripherals, and Cabling supported or used by Supplier in connection with its provision of conferencing Services to the Authorized Users, including room-based and cart-based video and audio conference Equipment (e.g., audio/video switching Equipment, control computers, monitors, cameras, document viewers, CODEC, sound Systems, video and audio conferencing bridges, muxes, multi-point bridging Equipment, studio room Equipment, and associated diagnostic Equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

Confidentiality	Means protection of the Confidential Information against unauthorized access and use.

Configuration Item (CI)	Means a component of an IT Infrastructure - or an item, such as a Request for Change, associated with an Infrastructure - that is (or is to be) under the control of Configuration Management. CIs may vary widely in complexity, size and type - from an entire System (including all Equipment, Software and documentation) to a single Software module or a minor Equipment component.

Configuration Management	Means the process of identifying and defining Configuration Items in a System, recording and reporting the status of Configuration Items and Requests for Change, and verifying the completeness and correctness of the Configuration Items.

Configuration Management Database (CMDB)	Means a database that contains all relevant details of each CI and details of the important relationships between CIs.

Connectivity	Means the ability to access and exchange data, voice, and/or video electronic impulses between various Infrastructure components and with external sources as approved by Company and provided to Authorized Users.

Contract Year	Means the twelve consecutive months commencing on and following January 19, 2009, and commencing on and following each of the twelve consecutive months thereafter during the Term.

Control (and its derivatives)	See the definition included in the definition of Affiliate in Article 1 of the Agreement.

Critical Deliverables	Means those Deliverables for which a Deliverable Credit may be payable in accordance with Section 9 of Exhibit 3 (Service Level Management) and described in Attachment 3-C (Critical Deliverables). Critical Deliverables are identified in Attachment 3-A (Service Level Matrix). Critical Deliverables are not Critical Service Levels.

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Term	Definition
Critical Service Level	Means those Service Levels established under Exhibit 3 (Service Level Management) for which a Service Level Credit may be payable. Critical Service Levels are identified in Attachment 3-A (Service Level Matrix) and are described in Attachment 3-B (Critical Service Levels and Key Measurements). Each Critical Service Level has an Expected Service Level and a Minimum Service Level associated with it unless otherwise specified. It is the intent of the Parties that all Critical Service Levels shall be quantifiable, measurable, and objective.

Critical Transition and Transformation Credits	Deliverable Credits resulting from missed Deliverables of critical Transition Milestones or Transformation Milestones (CTTM) in accordance with Exhibit 22 (Transition and Transformation) and Exhibit 3 (Service Level Management).

Cross-Functional Services	Means those Services as required in Exhibit 2.6 (Cross Functional Services).

Current Projects	Means any projects being performed as of the date of the Effective Date.

Data Center	Means any controlled or consolidated location where Equipment resides for the delivery of Services to Company. Data Centers generally include environmental controls (air conditioning, fire suppression, etc.), backup power supplies, Network connections, and high Security. Supplier provided Data Centers shall be designated as a Tier III Design as defined by the Uptime Institute, Inc.

Deferred Countries	Means all countries other than the United States (with the United States including Puerto Rico), Mexico and Brazil.

Definitive Hardware Store (DHS)	Means an area set aside for secure storage of Equipment spares.

Definitive Software Library (DSL)	Means the collection of the master copies of all controlled Software in an organization.

Deliverable Credits	Means the monetary amount(s) that Supplier shall pay to Company in the event of a failure to achieve a Critical Deliverable.

Disaster Recover Planning	Means the series of processes that focus only upon the recovery processes, principally in response to physical disasters that are contained within BCM.

Disaster Recovery (Services)	Means the specific activities related to the continued provisioning of the Services in the event of an unforeseen interruption. The Disaster Recovery activities include support and coordination with the Business Continuity activities.

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Term	Definition
Downtime	Means the time that a particular System, Application, Software, Equipment, Network or any other part of the Services is not available during the Measurement Window.

Earnback	Means the methodology used to determine the potential elimination of a Service Level Credit as described in Section 7 of Exhibit 3 (Service Level Management).

End-User Computing (EUC)	See “End-User Services”.

End-User Services	Means the Services as required in Exhibit 2.5 (End-User Services).

Exit Criteria	Has the meaning ascribed to such term in Exhibit 29 (Reverse Transition Plan).

Expected Service Level	Means the desired level of performance for a Critical Service Level, as set forth in Attachment 3-A (Service Level Matrix).

Expiration Date	Means midnight on the last day of the Term unless terminated earlier in accordance with the Agreement, in which case, it shall mean midnight (unless a different time of day is specified, in which case it shall be the specified time of day) on the termination date applicable to such earlier termination.

Extranet	Means the portion of Company’s WAN, consisting of Equipment, Software, Transport Systems, Interconnect Devices, Wiring, and Cabling that are used to create, connect, and transmit data, voice, and video signals to, within or among Company’s customers, external partners, and Third Party Vendors. Extranets typically include Web sites that provide information to internal employees and also have secure areas to provide information and conduct business with certain Third Parties. The Extranet is not a public entity, but a private Network whose access is provided over the public Internet. The Extranet Network may be delivered via a public circuit-switched service, or VPN.

Fees	Means all Supplier Charges including for example, Base Charges, One-Time Charges, ARCs/RRCs, COLA adjustments, Incidental allowable expenses etc.

Forward Schedule of Changes	Means a schedule that includes detail of all the Changes approved for implementation and their proposed implementation dates.

Go-Live Date	Means January 18, 2010.

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Term	Definition
Hard IMAC	Means an approved IMAC request received from Company, which requires Supplier to dispatch a technician to the affected Site or Authorized User’s location in order to perform such required IMAC. A Hard IMAC shall include a Soft IMAC, if necessary.

High Availability (clusters)	Means, with respect to Servers, any redundant pair of such devices for which automatic fail over, load balancing, or clustering has been configured such that when one of the devices fails, Availability is provided by the other device with no loss of Availability to the Authorized User.

Hypercare	Means temporary extra support engaged immediately during/after implementation of a large Change or Project. Typically this support assists in training, handling user Calls/questions/Incidents, or supplements the implementation team for a period until steady state is reached.

IMAC(s)	Means installations, moves, adds, Changes, de-installations, and cascades for Equipment, Software, and related Services at designated Company Sites. IMACs will include: Hard IMACs, Soft IMACs, and Project IMACs.

Impact	Means the measure of the business criticality of an Incident, Problem or Request for Change, often equal to the extent of a distortion of agreed or Expected Service Levels.

Incident	Means (a) any event that is not part of the standard operation of a Service and that causes, or may cause, an interruption to, or a reduction in the quality of that Service; or, (b) is a contact with a user which is not related to non-standard operation of a Service, but that is a request for information/advice/documentation or is a request for some action to be taken regarding an affected Service(s) on behalf of the user (for example, a password reset).

Incident Management	Means the overall management of Incidents with primary goal of restoring normal Service operations as quickly as possible and minimizing the adverse Impact on business operations, thus ensuring that the best possible levels of Service quality and Availability are maintained. Normal Service operation is defined here as Service operation within Service Level limits.

Incident Management System	Means an automated System used to track the status of Incident Records defined and maintained by Service Desk Personnel.

Incident Record	Means information captured by Service Desk Personnel about an Incident.

Infrastructure	Means the entire portfolio of Equipment, System Software, and Network components required for the integrated provision and operation of Company’s IT Systems and Applications.

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Term	Definition
In-Scope	Means that which is included in the Services.

Integrity	Means the completeness and soundness of the data.

Interconnect Devices	Means the devices used to enable a portion of the Network to connect with another portion of the Network, either in a dedicated or dialup mode (for example, modems, bridges, routers, hubs, switches, gateways).

Internet Network	Means the portion of the Company’s WAN Network, consisting of Equipment, Software, Transport Systems, Interconnect Devices, Wiring, and Cabling that are used to create, connect, and transmit data, voice and video signals to the public Internet.

ISM Bridge Services	Has the meaning ascribed to such term in Exhibit 2.8 (ISM Bridge SOW).

ISM System	Has the meaning ascribed to such term in Exhibit 2.8 (ISM Bridge SOW).

IT Service Continuity Management	Means the process of ensuring that identified IT Services will be available during abnormal situations. It typically involves a detailed assessment of the business risk of key IT Services being lost, and then identifies countermeasures and plans to prevent - or recover from - identified contingencies.

ITIL	Means the Information Technology Infrastructure Library describing concepts and policies for managing information technology (IT) infrastructure, development and operations from the Office of Government Commerce (OGC) in the United Kingdom.

Joint Project Management Office or Joint PMO	Has the meaning ascribed to such term in Exhibit 29 (Reverse Transition Plan).

Key Measurements	Means those Service Levels for which no Service Level Credit is payable, but which are meaningful to Company’s business, and are described in Attachment 3-B (Critical Service Levels and Key Measurements).

Known Error	A Problem becomes a Known Error when the root cause is known and a temporary workaround or permanent alternative has been identified.

Known Error Database	A repository for all data on the CIs, symptoms, and resolution or circumvention actions relating to all Known Errors.

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Term	Definition
Local Area Network (LAN)	Means a local, high-speed Network, consisting of LAN Equipment, Software, Transport Systems, Interconnect Devices, Wiring, and Cabling that are used to create, connect, and transmit data, voice, and video signals to, within or among Company’s LAN segments. LANs are typically confined within limited geographic areas (such as a single building or group of buildings) and offer relatively high data rates, usually above 10 /100 MBPS. LANs typically interconnect End-User Computing Equipment, local Servers, and printers and may connect with WANs.

LAN Equipment	Means the Equipment and associated attachments, features, accessories, peripherals and Cabling supported or used by Supplier in connection with its provision of LAN Services to the Authorized Users, (e.g., bridges, intelligent and non-intelligent hubs, switches, gateways, remote access devices, intra-building Wiring, and associated diagnostic Equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

LAN Segment	Means any portion (subset) of the LAN defined by either physical (for example, ports 1 – x, 23rd floor, etc.) or logical (for example, addresses aaa.bbb.ccc.001 – aaa.bbb.ccc.255) parameters that separate it from the remainder of the LAN.

LAN Systems	Means all LAN Equipment and associated Software supported or used by Supplier in connection with its provision of LAN Services.

Level 1 Support	Means support that is provided as the entry point for inquiries or Problem reports from Authorized Users. If Level 1 Personnel cannot resolve the inquiry or Problem, the inquiry or Problem is directed to the appropriate Level 2 Personnel or Third Party for resolution.

Level 2 Support	Means support that serves as a consolidation point for inquiries and Problems between Level 1 Support and Level 3 Support. For example, Level 2 Support might exist in a computer operations or a distribution/mail out center. If Level 2 Support Personnel cannot resolve the inquiry or Problem, the inquiry or Problem is directed to the appropriate Level 3 Support Personnel or Third Party for resolution.

Level 3 Support	Means support provided by the Personnel or Third Party that is most knowledgeable about the underlying Problem or question and that is utilized when efforts to resolve the Problem or question by Level 1 Support and Level 2 Support have failed or are bypassed. Inquiries or Problems are usually reported by Level 1 Support or Level 2 Support Personnel, but may be initiated directly by Authorized Users or Supplier.

Logical Security	Means controlling access to information, Software, and data by utilizing Operating Software parameters and applications level Security controls. Logical Security includes logical separation of processors and disk and segregation of reusable storage media.

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Term	Definition
Long-Range IT Plan	Means the long-range, comprehensive plan for Company’s IT Systems, processes, technical Architecture, and standards as more fully described in Exhibit 2.6 (Cross Functional Services).

Major Incident	Means an Incident that impacts Company or its business partners, typically a Service outage or degradation. A situation that, left untreated, has the potential to become an Incident that impacts Company or its business partners.

Major Software Release	Shall mean a new version of Software that includes changes to the Architecture and/or adds new features and functionality in addition to the original functional characteristics of the preceding Software release. These releases are usually identified by full integer changes in the numbering such as from “7.0” to “8.0,” but may be identified by the industry as a Major Software Release without the accompanying integer change. See the table immediately below for an example list of historical Major Software Releases.

	Platform	Major Software Release	Minor Software Release
	Wintel Desktop	Microsoft “enterprise recommended” desktop OS products: Windows 95, Windows 2000, Windows XP Professional	OS patches and Service Pack releases: Windows XP Professional SP1, Windows XP Professional SP2

	Wintel Server	Windows NT 3.5, Windows NT 4.0, Windows Server 2003	OS patches and Service Pack releases.

	IBM AIX	AIX 4.1.1, AIX 4.1.3, AIX 5L 5.1

	MS Exchange	Exchange 5.5, Exchange 2003, Exchange 2007	Patches & Service Pack release: Exchange Server 5.5 SP4

	HP-UX	HP-UX 11.0, HP-UX 11.1 (called 11i)

Materials	Means literary works or other works of authorship, such as programs, program listings, programming Tools, methodology, user manuals, reports, drawings, and other written documentation and machine-readable text and files.

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Term	Definition
Measurement Window	Means the time during, or frequency by, which a Service Level shall be measured. The Measurement Window will exclude Company approved scheduled maintenance.

Messaging	See Messaging Services.

Messaging Services	Means Internet and corporate e-mail, corporate calendaring, shared message filing (public folders), chat (instant messaging), electronic fax and voice mail. This includes all directory Services, Security controls and integrated functionality to make these Services effective in a corporate environment including the Services as required prior to the Amendment No 7 Effective Date in Exhibit 2.2 (Messaging Services).

Middleware	Connectivity Software that consists of a set of enabling services that allow multiple processes running on one or more Servers to interact across a network. Examples of Middleware are Citrix, Websphere, WebLogic, J2EE, Tibco and MQSeries.

Minimum Service Level Default	Means Supplier’s level of performance for a particular Critical Service Level fails to meet the applicable Minimum Service Level at any time.

Minimum Service Level(s)	Means the minimum level of performance set forth in Attachment 3-A (Service Level Matrix) with respect to each Critical Service Level and Key Measurement.

Mobile Data Communications Equipment	Means the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or used by Supplier in connection with its provision of Mobile Data Communications Services to the Authorized Users (e.g., wireless modems, wireless access points (WAPs), mobile data terminals, or other devices that may be mounted in vehicles either permanently or detachable for portability used to deliver Mobile Data Communication Network Services, and associated diagnostic Equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

Mobile Data Communications Network	Means the wireless portion of Company’s Network consisting of Mobile Data Communications Equipment, Software, Transport Systems, Interconnect Devices, Wiring, and Cabling used to create, connect, and transmit data to and from Mobile Data Communications Equipment via mobile IP Network roaming Services.

Mobile Data Communications System	Means the Mobile Data Communications Equipment and associated Software supported or used by Supplier in connection with its provision of Mobile Data Communications Services.

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Term	Definition
Mobile Short Messaging Equipment (MSM Equipment)	Means the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or used by Supplier in connection with its provision of Mobile Short Messaging Services to the Authorized Users (for example, pagers, paging transmitters, PDAs (Palm Pilot, Blackberry) and associated diagnostic Equipment) and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

Mobile Short Messaging Network	Means the portion of the Network consisting of Mobile Short Messaging Equipment, Software, Transport Systems, Interconnect Devices, and Cabling used to create, connect, and transmit data to Authorized Users.

Monthly Invoice Amount	Means the total of all Base Charges plus ARCs minus RRCs payable by Company for the Services for a particular month, excluding Transition Charges, Transformation Charges, taxes, Pass-Through Expenses, or any Charges associated with Equipment or Software buy-outs by Supplier that may apply.

N Release Level	Means the most recently released and generally available Major Software Release.

N 1 Release Level	Means the next to most recently released and generally available Major Software Release.

N 2 Release Level	Means the next to most recently released and generally available Major Software Release prior to the N 1 Release Level.

Network	Means collectively, Company’s Transport Services, WAN, LAN, Standard Voice Network, Conferencing Network, Mobile Data Communications Network, and Mobile Short Messaging Network.

(Individually “a Network;” for example, “WAN” or “Standard Voice Network,” and collectively, “the Network” or “Network”).

Network Topology	Means the arrangement in which the nodes or interfaces to the Network are connected.

Nine-Month Measurement Period	Means if Section 8.3 of Exhibit 3 (Service Level Management) is used to establish the Expected Service Level and Minimum Service Level commitments, the nine (9) consecutive months of measurements immediately preceding the month in which Company provided written notice to Supplier.

One-Time Charges	Means any fees that are specified by Supplier and which are non-recurring and are typically associated with start-up and implementation costs.

Operating Software (Operating System)	Means the Software control program in a CPU that provides the interface to the CPU and its associated Equipment, and the usage and allocation of memory resources, processor resources, input/output resources, and Security resources.

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Term	Definition
Operating System Instance (OS Instance)	Means one (1) Server Operating System kernel process, running on a physical or logical Application Server or Servers in a clustered configuration that may be shared with other Operating System kernel processes, that has access to and manages a logical or physical subset of the underlying Application Servers’ physical resources including persistent storage (disk), volatile storage (memory) and central processing units.

Operational Level Agreement	Has the meaning in ITIL as internal support requirements or “back-to-back” agreements.

Performance Category	Means a grouping of Critical Service Levels as set forth in Attachment 3-A (Service Level Matrix). Critical Deliverables do not constitute a Performance Category.

Performance Credit(s)	Means an amount of payment withheld from payment to Supplier as a result of a Service Level Default or a Minimum Service Level Default.

Planned Projects	Means any Projects that are not yet started as of the Effective Date, but are planned to begin prior to the Commencement Date.

Policy and Procedures Manual	Means a manual that describes how the Parties will work together and how Services are to be performed.

Pool Percentage Available for Allocation	Means [*] of the At Risk Amount.

Portable Network Devices	Means portable, hand-held Equipment used by Authorized Users for telecommunications access and Services, including pagers, mobile phones, calling cards, and any telecommunications functionality associated with PDAs. Portable Network Devices do not including personal computers or laptops.

Post Implementation Review (Post Project Review)	Means an assessment of business benefits delivered once the Project products have been put into use.

Problem	Means the unknown underlying cause of one or more Incidents.

Amgen and IBM Confidential	E-1 – Page 15 of 21

Term	Definition
Problem Management	Means the process of tracking and managing all Problems arising in Company’s IT environment, and resolving those Problems arising from or related to the Services.

Problem Management includes process, Software, techniques and procedures that aid in identification, tracking, communication, and resolution of Problems arising in Company’s IT environment, and resolving those Problems arising from or related to the Services. The goal of Problem Management is to minimize the adverse Impact of Incidents and Problems on the businesses that are caused by errors within the IT Infrastructure, and to prevent recurrence of Incidents related to these errors. In order to achieve this goal, Problem Management seeks to get to the root cause of Incidents and then initiate actions to improve or correct the situation.

Problem Manager	Means the individual who has responsibility for all Problem Management activities within a Party.

Problem Tracking System	Means the functionality and technical characteristics of the System described in Exhibit 2.6 (Cross-Functional Services).

Procurement Catalog	Means a list of End-User Services Equipment and Software that are the Company-approved products for purchase or lease by Authorized Users for new deployments.

Project IMAC	Means a combination of twenty five (25) or more Hard IMACs, where the Hard IMACs are related to the same unique requirement and time frame for an Authorized User, and are included as part of a unique IMAC request or closely related IMAC requests.

Qualified	Means documented evidence has been established which provides a high degree of assurance that Equipment and/or Systems will consistently operate as expected and are capable of fulfilling specified requirements.

Reduced Resource Credit (RRC)	Means a credit (subtraction) from the Base Charge for reduced utilization of a Resource Unit below the Resource Baseline, and any deadband (if proposed), for the applicable month.

Refresh	Means the upgrading and/or replacing of Equipment and Software during the Term.

Regulated	Means having a business purpose that must meet the requirements of a regulation.

Release Management	Means the process of managing the procedures to ensure secure, managed rollouts of new Equipment, new versions of Software, and/or new documentation, created in-house or by a Third Party.

Amgen and IBM Confidential	E-1 – Page 16 of 21

Term	Definition
Request for Change (RFC)	A formal, written, request to Change Configuration Items within and organization.

Request Management	Means the process of tracking and managing all Service Requests from Authorized Users arising in Company’s IT environment, and resolving those Service Requests arising from or related to the Services. In ITIL this is viewed as a special case within Incident Management, dealing with Service Requests as opposed to outages.

Resource Baseline(s)	Means the volume of Resource Units in each Sub-Tower as set forth in Attachment 4-D that are included in the applicable Base Charge for such Sub-Tower.

Resource Capacity Management (RCM)	Means the process of managing the components of the IT Infrastructure including monitoring and measurement. RCM is part of Capacity Management.

Reverse Shadowing	Has the meaning ascribed to such term in Exhibit 29 (Reverse Transition Plan).

Resource Unit(s)	Means a measurable device, unit of consumption, staffing level, or other resource that is associated with the Services for a particular Tower or Sub-Tower and is utilized as a volume measure and for pricing purposes.

Retained Employees	Means those Company employees who will retain their employment with Company.

Reverse Transition Commencement Date or RT Commencement Date	Has the meaning ascribed to such term in Exhibit 29 (Reverse Transition Plan).

Reverse Transition Services	Has the meaning ascribed to such term in Exhibit 29 (Reverse Transition Plan).

Reverse Transition Work Stream	Has the meaning ascribed to such term in Exhibit 29 (Reverse Transition Plan).

Reverse Transition Work Stream Owner	Has the meaning ascribed to such term in Exhibit 29 (Reverse Transition Plan).

Retained Expense(s)	Means the expense types or amounts retained by Company as set out in Attachment 4-C [*].

Amgen and IBM Confidential	E-1 – Page 17 of 21

Scheduled Downtime	Means scheduled time approved by Company for taking Systems down for maintenance.

Scheduled Uptime	Means that period of time (days of the week and hours per day) during which a particular System, Application, Software, Equipment, Network, or any other part of the Services is expected to be available during the Measurement Window.

Security	Means ensuring that Services are used in an appropriate way by the appropriate people.

Security Management	Means the process of managing a defined level of Security on information and Services. This includes managing Confidentiality, Integrity, and Availability of data.

Security Manager	Means the person Supplier designates to manage the Security Management process. The Security Manager is responsible for fulfilling the Security demands as specified in the Service Levels, either directly or through delegation by the Service Level Manager. The Security Officer and the Security Manager work closely together.

Security Officer	Means the person Company designates to assess the business risks and setting the security policy. The Security Officer is the counterpart of the Security Manager and resides in Company. The Security Officer and the Security Manager work closely together.

Server	Means any computer that provides shared processing or resources (e.g., printer, fax, Application processing, database, mail, proxy, firewalls, and backup capabilities) to Authorized Users or other computers over the Network. A Server includes associated peripherals (for example, local storage devices, attachments to centralized storage, monitor, keyboard, pointing device, tape drives, and external disk arrays) and is identified by a unique manufacturer’s serial number.

Service Capacity Management (SCM)	Means the process of managing the performance of the Services provided to Company and its customers, including measurement of Service Levels results. SCM is part of Capacity Management.

Service Catalog	Documents the Services provided to Company, including components, features, and Charges.

Service Desk	Means the facilities, associated technologies, and fully trained staff who respond to Calls and serve as the initial and single point of contact for Authorized Users for technical support for Incidents and Service Requests.

Service Level Credit Allocation Percentage	Means the percentage of the Allocation of Pool Percentage allocated to a Critical Service Level within a Performance Category.

Service Level Performance	Means in respect of each Service Level, Supplier’s actual performance of the Services against such Service Level in the relevant period.

Amgen and IBM Confidential	E-1 – Page 18 of 21

Service Request	Every Incident which is not a failure in the IT Infrastructure. Examples include requests for information or assistance.

Severity Level	Means the categorization of a Problem associated with the Services based on the potential Impact of the Problem to Company, and as further defined in Attachment 3-F (Severity Levels) to Exhibit 3 (Service Level Management).

Shadowing	Has the meaning ascribed to such term in Exhibit 29 (Reverse Transition Plan).

Site(s)	Means Company and Supplier locations where the Services will be performed or delivered as specified in Exhibit 7 (Sites) and as may change during the Term.

Soft IMAC	Means an approved Software IMAC request received from Company, which IMAC can be performed concurrently with remote element management Tools and does not require any physical on-site intervention. A Software patch or error correction upgrade will not be considered as a Soft IMAC.

Software	Means any Application Software or System Software.

Standard Change	Means an accepted solution to an identifiable and relatively common set of requirements, where authority is given in advance of implementation, such as setting up an access profile for a new employee.

Standard Products	Means minimum End-User Services Equipment and Software requirements and/or specific End-User Services Equipment and Software that are designated as being in standard use within Company.

Standard Voice Network	Means the portion of the Network consisting of Standard Voice Premise Systems, Software, Transport Systems, Interconnect Devices, Wiring and Cabling used to create, connect, and transmit voice to Authorized Users.

Standard Voice Premise Equipment	Means the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or used by Supplier in connection with its provision of Standard Voice Services to the Authorized Users, including PBXs and PBX rectifiers, IP telephony, Centrex, handsets, key Systems, small office/home communications Systems, voice mail Systems, and paging Systems, American Disabilities Act (ADA) communications devices (for example, TDDs, teletype, special equipped handsets), voice recognition units (“VRUs”), interactive voice response units (“IVRs”), call data recording Systems (“CDRs”), automatic call distributors (“ACDs”), voice communications management Systems, backup battery Systems, and associated diagnostic equipment.

Standard Voice Premise Systems	Means all Standard Voice Premise Equipment and associated Software supported or used by Supplier in connection with its provision of Standard Voice Services.

Amgen and IBM Confidential	E-1 – Page 19 of 21

Supplier Materials	Means Materials independently developed by Supplier and/or its Subcontractors outside the scope of this Agreement and used by Supplier in connection with the provision of Services.

System(s) Software	Means those programs and Software, including documentation and Materials, that perform tasks basic to the functioning of the computer Equipment, or which are required to operate the Applications, or otherwise support the provision of Services by Supplier. Systems Software includes Operating Software, Systems utilities, and any other Software not designated as Applications.

Termination Fees	Means the fees set forth in Attachment 4-F (Termination Fees) that are payable by Company to Supplier in the event that Company exercises certain termination rights under the Agreement. The Termination Fees are exclusive of the Wind-down Expenses.

Third-Party Materials	Means Software and other Materials owned by a Third Party.

Transport	Means a commercial Service providing the carriage or transmission of voice, video, or data electronic impulses over a distance.

Transport Facilities	Means the entire medium over which Transport takes place, including the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or provided by Supplier in connection with Transport Services (for example, data-access lines and circuits; voice-access lines and trunks; ISDN lines; copper and fiber; microwave, and satellite, routers, hubs, switches, PBXs, etc.).

Transport Services	See Transport.

Transport Systems	Means all Transport Facilities and associated Software supported or provided by Supplier in connection with the provision, monitoring, or management of Transport Services.

Transport Vendor(s)	Means a provider of Transport Services.

Unrelieved Service Level Credits	Means all Service Level Credits that are not eliminated via Earnback.

Unserviceable Equipment	Means Equipment that Company has agreed, pursuant to Section 10.4 (Excused Performance) of the Agreement, as Equipment that Supplier is no longer required to repair should said Equipment partially or fully fail.

Urgency	Measure of the business criticality of an Incident or Problem based on the Impact and on the business needs of Company.

Amgen and IBM Confidential	E-1 – Page 20 of 21

Utility Server(s)	Means the following types of Servers: file, print, DNS, DHCP, NTP, firewall, authentication, WINS, infrastructure management, domain controllers, or other similar supervisory or utility instances.

Validated	Means documented evidence has been established which provides a high degree of assurance that a specific process will consistently produce a product meeting its pre-determined specifications and quality attributes.

WAN (or Wide Area Network)	Means a long haul, high-speed backbone transmission Network, consisting of WAN Equipment, Software, Transport Systems, Interconnect Devices, and Cabling that, and other Services as they become available that are used to create, connect, and transmit data, voice and video signals to within, between or among: (i) LANs; (ii) and non-Company locations that do business with Company and for which Company is responsible for allowing Connectivity.

WAN Equipment	Means the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or used by Supplier in connection with its provision of WAN Services to the Authorized Users (for example, routers, multiplexers, access circuits, backbone circuits, channel banks, CSU/DSUs, and associated diagnostic equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

Wiring	Means the physical wire connection within walls, between floors, and between buildings.

Yearly Performance Average	Means, with respect to each Critical Service Level for which there was a Service Level Default during the preceding Contract Year, the average of Supplier’s average monthly performances in the Critical Service Level during the preceding Contract Year.

Amgen and IBM Confidential	E-1 – Page 21 of 21

EXHIBIT 2

STATEMENTS OF WORK

AMGEN & IBM CONFIDENTIAL	E-2 Page 1 of 2

1.0 INTRODUCTION

The following documents comprise the Statements of Work (SOW) under this Exhibit 2 to the Agreement:

1.	Exhibit 2.3 Application Hosting Services SOW

2.	Exhibit 2.4 Managed Network Services SOW

3.	Exhibit 2.5 End-User Services SOW

4.	Exhibit 2.6 Cross-Functional Services SOW

5.	Exhibit 2.7 Service Desk Services SOW

6.	Exhibit 2.8 ISM Bridge SOW

1.1 Explanatory Note. Effect of Amendment No 7.

In connection with Amendment Number 7 to the Agreement (“Amendment No 7”), the following modifications were made or agreed to be made, as the case may be, to this Exhibit 2:

(i) Exhibits 2.1 and 2.2 were removed;

(ii) Exhibit 2.3 shall be removed as of the time set forth in Amendment Number 7;

(iii) Exhibits 2.4 and 2.5 were modified;

(iv) New Exhibits 2.6, 2.7 and 2.8 were added; and

(v) Exhibit 2.8 shall continue until it terminates in accordance with the terms thereof.

AMGEN & IBM CONFIDENTIAL	E-2 Page 2 of 2

Exhibit 2.4

Statement of Work

MANAGED NETWORK SERVICES

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 1 of 22

1.0 INTRODUCTION	4

2.0 COMMON NETWORK SERVICES	4

2.1 Physical Scope	4

2.1.1 Sites	4

2.1.2 Demarcation Boundaries of the Services	4

2.2 General Services	4

2.2.1 General Management Services	4

2.2.2 General Administration Services	5

2.3 Planning and Design Services	5

2.4 Performance Monitoring and Management Services	6

2.4.1 General Monitoring and Management	6

2.4.2 Capacity and Configuration Management	8

2.4.3 Performance Optimization	9

2.5 Transport Support Services	9

2.5.1 Transport Services	9

2.5.2 Transport Systems	9

2.6 Network Engineering Services	10

2.7 Network Connectivity and Operations Services	11

2.7.1 Network Control and Connectivity Services	11

2.7.2 Other Network Operations Services	12

2.8 Installs, Moves, Adds and Changes (IMACs) Services	12

2.9 Physical Network Environment Services	14

2.9.1 Site Information and Documentation Services	14

2.9.2 Cabling and Wiring Services	14

2.10 Software Currency and Support Services	16

2.11 Network Security Services	16

2.12 Name Services: DNS, DHCP, WINS	17

3.0 WIDE AREA NETWORK (WAN) SERVICES	17

3.1 WAN Services – Technical Requirements	17

3.2 WAN Services – Intranet Services	18

3.3 WAN Services – Internet Access Services	18

3.4 WAN Services – Extranet Access	19

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 2 of 22

4.0 LOCAL AREA NETWORK (LAN) SERVICES	19

4.1 LAN Services – Technical Requirements	20

4.2 LAN Services – Installation and Removal Services	20

5.0 TOLL SERVICES	21

6.0 CONFERENCING SERVICES	21

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 3 of 22

I. MANAGED NETWORK SERVICES (MNS)

1.0	INTRODUCTION

a. Supplier shall assume full operational and management responsibility for Company’s Networks, collectively the “Network,” as detailed in this Statement of Work.

b. In providing the Managed Network Services (the “Managed Network Services” or “Network Services” or “Services” hereunder), Supplier shall:

1. follow Company Policies and Procedures;

2. use Company training Tools (LMS);

3. perform the Cross-Functional Services set out in Exhibit 2.1, as applicable; and

4. provide the reports required by Exhibit 12 (Reports).

The Parties will cooperate with each other and any Third-Party Vendor to ensure a smooth integration of the Services in Company’s IT Infrastructure.

2.0	COMMON NETWORK SERVICES

2.1 Physical Scope

2.1.1 Sites

Supplier will perform the Managed Network Services at locations required to meet Company business objectives. These include the locations listed in Exhibit 7 (Site), as amended from time to time.

2.1.2 Demarcation Boundaries of the Services

Supplier will perform the Managed Network Services within the physical boundaries of the WAN, MAN, LAN, BAN, WLAN, SONET, and the typical physical configurations, components, and boundaries of these Managed Network Services.

2.2 General Services

2.2.1 General Management Services

Supplier’s responsibilities include the following:

1. Act as a single point of contact for the management of the Network and the Managed Network Services.

2. Develop and implement Company-approved Network strategies in support of Company’s business objectives and in accordance with Company Policies.

3. Provide Authorized Users with technical support to ensure the functionality of the Network Infrastructure and dependent Applications.

4. Provide advice to Authorized Users on the proper use of the Managed Network Services.

5. Analyze, propose, and execute, with Company approval, cost-effective Managed Network Services that provide new Services requested by Authorized Users.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 4 of 22

6. Analyze, propose, and execute, with Company approval, cost-effective Managed Network Services that are expected to be requested by Authorized Users in the future, but not currently offered.

7. Provide an inventory audit for all Managed Network Services, capacity recommendations, and associated budgetary costs based on growth projections so that Company can reforecast or forecast during the annual budget cycle.

8. Support all telecommunication protocols approved for use by Company.

9. Provide telecommunication protocol conversion and translation, as required by Company.

2.2.2 General Administration Services

Supplier’s responsibilities include the following:

1. Monitor usage of consumables, as well as ordering and storing consumables for the Network environment (for example, patch cables, cross connects, transceivers).

2. Administer all Network requirements and activities, including processing Change Requests and Incidents in accordance with Company Policies.

3. Document all aspects of the Network Services for Company, including:

a. Design criteria and standards subject to Company approval.

b. Build configuration documentation in accordance with Company Policies.

c. Topology documentation.

d. Contact information.

e. Security information.

4. Document operations procedures and Managed Network Services.

5. Update Site logs.

6. Review, report and remediate Security controls such as access control lists, VPN and firewall policies and perform standard auditing practices such as retiring unused policies in accordance with Company Policies.

7. Review, report and remediate monthly all Network Services Equipment to ensure consistent configuration and compliance in accordance with Company Policies.

2.3 Planning and Design Services

Supplier’s responsibilities include the following:

1. Develop and propose new or enhanced Network Services plans and designs on an ongoing basis and in conjunction with the Long-Range IT Plan, as described in Exhibit 2.6 (Cross Functional).

2. Provide programming, engineering, and design functions for any proposal requested by Company for new Equipment or additions/upgrades to the existing Systems.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 5 of 22

3. Provide plans and design for the following components:

a. Overall Network Topology, including the physical and logical layout of the Network.

b. Addressing schemes.

c. Optimal telecommunications protocols within the Network as necessary to satisfy Company’s business and operational requirements as they evolve over the Term.

d. Where feasible and as approved by Company, standardized (nonproprietary) protocols should be used.

e. Network Equipment.

f. Network Software.

g. Transport Systems.

h. Cabling.

i. Wiring (subject to the provisions of section 2.9.2).

4. Document the criteria and assumptions used to develop plans and designs, including:

a. Interoperability considerations and assumptions for all Equipment and Software potentially affected by the Network plans and design, including Equipment and Software in other Towers.

b. Network bandwidth and/or volume assumptions and projections.

c. Expected Network performance and quality of service based on designs and plans, and minimum performance and quality of Service expectations.

d. Expected Network Availability, based on designs and plans for redundancy, and minimum Availability expectations to include supporting metrics.

5. Utilize Network design techniques to appropriately prevent broadcast congestion and outages, including:

a. Design segmentation of Equipment, Network traffic, and design features to sufficiently control and contain Network traffic and security levels per the Supplier’s standard and industry best practices unless otherwise requested by Company.

b. Design sufficient redundancy and alternative routing to meet the Service Levels and Company’s Security and IT Service Continuity Management requirements.

6. Work collaboratively with Third-Party Vendors and Company Personnel to facilitate effective planning and design of the Managed Network Services.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 6 of 22

2.4 Performance Monitoring and Management Services

2.4.1 General Monitoring and Management

Supplier’s responsibilities include the following:

1. Monitor and manage continuous end-to-end performance of the Network, including:

a. Monitor the Network through to the Equipment or other non-Network Equipment (for example, Server Equipment) to measure and monitor end-to-end performance of the Network.

b. Monitor the level and quality of service of the Network, including monitoring compliance with Service Levels.

c. Monitor and manage the Network and Managed Network Services for Service degradation, including detection, isolation, diagnosis, and correction of Incidents on a 24-hour-per-day, 7-day-per-week basis (24x7).

d. Acknowledge and investigate alarms that are raised by System logs and Incident Management and enterprise System management Tools to shorten the duration of Incidents and avoid the need for manual escalations.

e. Perform proactive Problem Management in order to predict and prevent Incidents.

f. Provide fault isolation and alarm suppression for both Network Equipment and connected data center Equipment such as Servers.

g. Monitor physical and logical connections to the Network.

h. Provide all necessary monitoring, diagnostic, and maintenance Systems and Software to meet Network monitoring and management requirements such as real-time or recorded packet captures.

i. Provide access to real-time or recorded Network information such as packet captures, latency, utilization, etc. upon request and as defined by Company.

j. Support Network remote operations and monitoring, including remote diagnostics, remote administration, and remote Incident resolution and, if necessary, travel to remote Sites.

k. Identify actual and potential Network bottlenecks.

l. Perform necessary daily diagnostic routines.

m. Employ element management System Tools to monitor events that exceed Network design thresholds, as well as:

i. Use the Tools to provide automated alarms and indication of Network Incidents when thresholds are exceeded.

ii. Integrate the Tools to automatically generate an Incident within the Incident Management System, as described in Exhibit 2.6 (Cross-Functional Services) when Network thresholds are exceeded.

n. Detect other Network-exceeded thresholds or component faults.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 7 of 22

o. Define reporting and corrective action procedures approved by Company in the event design thresholds are exceeded.

2. Notify Company of any need for an unscheduled or scheduled interruption.

3. Report proactively, on at least a monthly basis, to Company on Network performance, resource shortages, utilization statistics, and trends.

a. Provide ability for Company to generate trend reports based on real-time and historical data for all aspects of the Network Equipment and links.

4. Provide a Web-based Service to report the operational status of the Network in real-time (within seconds of an Incident) or near real-time (delayed by no more than fifteen (15) minutes after an Incident).

5. Review Network bandwidth and protocol statistics to monitor for inappropriate or abuse of, Network capacities on a daily basis.

6. Provide a Web-based and desktop-based service such as NetViz™ that generates current diagrams of the Network, Network Equipment to include IP Addresses, and interfaces.

7. Review as needed but no less than on a quarterly basis or on request, wireless coverage and non-Company wireless Network Equipment (rogue wireless access points) connected to or interfering with Company’s provided wireless service to Authorized Users at defined Company Sites.

2.4.2 Capacity and Configuration Management

Supplier’s responsibilities include the following:

1. Manage Network and Network Services capacity based on current usage and forecasted demand, including:

a. Monitor Network capacity utilization as it relates to established capacity thresholds.

b. Identify future loads that could impact performance on the Network as requested by Company with a minimum forward view of six (6) months, based on forecasts driven by the Work Authorization System, demand surveys, and analytical forecasting.

c. Propose to Company for its approval, changes to improve performance in anticipation of such future loads, including performance improvement expectations.

d. Appropriately size inter-location and intra-location Network Equipment, Software, and Transport Systems.

e. Upgrade, remove, or add capacity as otherwise necessary to continue to meet Company’s requirements, or proactively recommend capacity Changes where Supplier is not financially responsible for a specific Network component.

2. Develop, maintain, and adhere to configuration standards as approved by Company.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 8 of 22

3. Participate in joint quarterly capacity planning reviews with Company and any Third-Party Vendor designated by Company.

2.4.3 Performance Optimization

Supplier’s responsibilities include the following:

1. Provide recommendations to Company on performance or design improvements and implement, if approved by Company, such recommendations for the Network using data gathered from performance monitoring and forecasting activities as part of the Managed Network Services.

2. Perform regular optimization analyses on at least a quarterly basis and prior to and following any, major transitions or Changes.

3. Optimize cost-effectiveness and cost-efficiency without sacrificing performance or the ability to meet the Service Levels.

4. Use modeling and other analysis Tools and metrics where applicable to determine methods of improving the performance.

5. Assess and implement alternate methods and procedures to reduce Network errors and Network downtime.

6. Review optimization activities and plans with Company on at least a quarterly basis.

2.5 Transport Support Services

2.5.1 Transport Services

Supplier’s responsibilities include the following:

1. Where the Supplier is financially responsible for Transport Services, as indicated in Attachment 4-B (Financial Responsibility/Asset Ownership Matrix) to Exhibit 4 (Pricing):

a. Supplier is entirely responsible for the procurement and delivery of Transport Services to Company.

2. Where Company is financially responsible for Transport Services, as indicated in Attachment 4-B (Financial Responsibility/Asset Ownership Matrix) to Exhibit 4 (Pricing):

a. Supplier is responsible for providing technical support regarding specific requirements and sizing of Transport Services, and will provide ad hoc procurement support as requested by Company.

2.5.2 Transport Systems

Supplier’s responsibilities include the following:

1. Schedule, coordinate, and perform support activities for Transport Systems in accordance with schedules approved by Company, including:

a. Coordinate and manage the installation, testing, and support activities of Transport Vendors.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 9 of 22

b. Perform monthly reviews with the Transport Vendors to ensure all contractual obligations are met.

c. Provide required information to support the installation and testing activities of Transport Vendors.

d. Perform and coordinate additions and upgrades to Transport Systems to include communications of expected activities to Company.

e. Perform and coordinate Changes to Transport Systems to include communications of expected activities to Company.

f. Perform and coordinate deletions to Transport Systems to include communications of expected activities to Company.

2. Check that Transport Vendors provide quotes and execute orders in accordance with each Transport Vendor’s respective service levels.

3. Provide technical support for the Transport Systems.

4. Review and report on the performance of Transport Systems to include load and latency metrics.

5. Analyze performance reports of the Network and recommend actions to Company as necessary.

6. Implement cost effective enhancements to mitigate any performance report findings.

7. Provide Transport System utilization reports to Company and:

a. Implement cost effective changes to optimize utilization and Availability.

8. Provide an acceptance test, including quality assurance information, prior to accepting billing for newly installed Transport Services.

9. Track and update relevant Transport System information in the Network Management Systems and Asset Inventory and Management System, as described in Exhibit 2.6 (Cross Functional—Equipment and Software Services).

10. Promptly disconnect the Transport Systems upon the termination or reduction of Transport Services at a Site.

11. Remove all applicable Equipment upon the termination or reduction of Transport Services at a Site.

12. Verify that Company will not be responsible for Transport Services payments associated after applicable Transport Services have been terminated or reduced.

2.6 Network Engineering Services

Supplier’s responsibilities include the following:

1. Provide architectural design, documentation and implementation processes for redundant Network devices to support current and future Company Business Continuity requirements in accordance with Company Policies.

2. Provide project support as requested by Company and follow agreed project methodologies in accordance with Company Policies

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 10 of 22

3. Provide in-depth analysis of Network Equipment operational environment when requested by Company to assist investigations, Incidents, troubleshooting or other activities.

4. Participate in Disaster Recovery exercises as requested by authorized Company staff.

5. Manage supplier relationships and provide a technical interface to other project managers and vendors.

6. Provide evaluations of new Tools and technologies related to the Network.

7. Perform WAN routing and stress-test simulations providing the results to Company prior to executing any routing or performance altering changes to the WAN framework such as QoS.

8. Continuously maintain Network Equipment configurations to support consistency across all Sites where Company-owned or Supplier-managed Equipment on Company’s behalf is located.

2.7 Network Connectivity and Operations Services

2.7.1 Network Control and Connectivity Services

Supplier’s responsibilities include the following:

1. Obtain approval from Company prior to establishing Connectivity from the Network to Supplier Facilities or external networks.

2. Manage and control Connectivity to and between all Sites and external networks, including dedicated, courtesy and dial-up Connectivity.

3. Manage and operate all Network Equipment and Software necessary to enable Connectivity, including:

a. Configure Network Equipment, Software, Transport Systems, and Cabling.

b. Install Network Equipment, Software, Transport Systems, and Cabling.

c. Test Network Equipment, Software, Transport Systems, and Cabling.

d. Implement Network Equipment, Software, Transport Systems, and Cabling.

e. Support and monitor Network Equipment, Software, Transport Systems, and Cabling.

f. De-install and remove Network Equipment, Software, Transport Systems, and Cabling as required.

g. Verify Connectivity of the Infrastructure and all other directly connected devices.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 11 of 22

2.7.2 Other Network Operations Services

Supplier’s responsibilities include the following:

1. Develop Acceptance test procedures for installation and Changes to the Network, and for verifying restoration of Availability following Problems with the Network.

2. Manage the naming and addressing of all Network devices based on schemes approved by Company, including:

a. Document the current addressing scheme.

b. Implement, coordinate, and update new addressing schemes, including developing associated migration plans.

2.8 Installs, Moves, Adds and Changes (IMACs) Services

Supplier’s responsibilities include the following:

1. Plan, schedule, manage, and/or perform IMACs as requested and approved by Company at the Sites and Supplier managed locations, including:

2. Receive, validate, and track all IMAC orders from Company.

3. Install, maintain, and upgrade all connections.

4. Use an automated System accessible to Authorized Users to track IMAC activity and produce reports on these activities.

5. Monitor client satisfaction and closely monitor Service Levels throughout the IMAC activity.

6. With respect to authorized IMAC requests, execute the IMAC including:

a. Coordinate Supplier, Company, and any Third-Party Vendors to achieve high-quality execution of all IMACs.

b. Obtain or procure all required components include Cabling and Services necessary to perform IMAC Services in adherence with and in accordance with Company Policies.

c. Coordinate pre-installation Site surveys to confirm that the Sites are properly surveyed and prepared to prevent delays in IMAC activities.

d. Coordinate and install changes to the Cabling and other Infrastructure or Equipment for which Supplier is responsible.

e. Schedule and dispatch technicians.

f. Perform configuration functions.

g. Perform on-site operational testing and provide appropriate back-out procedures as required.

h. Coordinate with Authorized Users to test and verify the operation of all Applications that utilize or depend on the Network resources being modified.

i. Provide on-site support as required to resolve Incidents associated with large-scale IMACs.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 12 of 22

j. Update the Asset Inventory and Management System, as described in Exhibit 2.6 (Cross Functional—Equipment and Software Services) in a timely manner when any Network Equipment or Software Changes are made by Supplier or reported by Company.

7. Use Cabling technicians, installers and Value Added Remarketers certified according to applicable vendor specifications in accordance with Company Policies subject to approval by Company.

a. Maintain functionality of all wireless access points, voice/data jacks and outlets.

b. Perform install, moves, and de-installs of all external Transport Services from the respective demark.

c. Coordinate disposal of retired Equipment.

d. Perform general maintenance of all telecom and Network rooms such as Main Distribution Frames (MDFs) and Intermediate Distribution Frames (IDFs).

e. Perform cable management and maintenance of cross connections in all telecom and Network rooms such as MDFs and IDFs in accordance with Company Policies and standards.

f. Perform all work in accordance with the current Company MAC Statement of Work.

8. Perform staging, configuration testing and verification, and burn-in for all Network Systems for no less than seventy-two (72) hours unless otherwise requested by Company.

9. Provide new Equipment of the highest manufacturer’s issue and at revision levels required by Company.

10. Determine that all materials are new and free of defects.

11. Bring all parts that are repaired up to the current revision level before returning them to the inventory of spare parts.

12. Replace defective parts for all Equipment with spare parts that are at the current revision level.

13. Provide an installation team that is completely familiar with and understands the work plan and contract requirements prior to the installation of any Network Services Equipment, adjuncts, parts, and associated station Equipment.

14. For any activity, provide all supervision, labor, Tools test sets, Equipment, hardware, Cabling materials, transportation, hauling and hoisting, and miscellaneous materials.

15. Maintain a clean work area that is free of debris and trash.

16. Repair any damage caused to the Facility as a result of Supplier’s activities. Restoration will be equal to or better than the condition of the Facility prior to the Project and all costs associated will be the responsibility of Supplier.

17. Obtain prior written approval from Company’s Project Manager for any work that requires modification of the building structure or design.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 13 of 22

18. Avoid the disturbance of Site landscaping by using existing Infrastructure (for example, open conduit, existing cable plant), where feasible, to support inter-building connections.

a. For any IMACs that touch or change Company properties, return the property to its original condition (for example, landscaping, paint, etc.).

19. Modify routing tables, add or delete protocols, and modify protocol prioritization schemes, as appropriate.

2.9 Physical Network Environment Services

2.9.1 Site Information and Documentation Services

Supplier’s responsibilities include the following:

1. Conduct initial and periodic Site surveys , document the current physical environment at the Site, including:

a. Transport Systems.

b. Network Equipment.

c. Demarcation of responsibilities and physical environment comprising the WAN, LAN, standard voice, wireless, and other Network environments.

d. Power, uninterruptible power supplies (UPS), and overall space requirements.

e. Cabling and Wiring (subject to the provisions of section 2.9.2).

f. Transport Vendor point of entry.

g. Other relevant environmental requirements and/or attributes that are unique to a Site.

2. Document Site survey information and asset information in the Asset Inventory and Management System.

3. Maintain locations lists, Network diagrams, and other Network documentation and information.

4. Power Supply Services

5. Connect and maintain Equipment at Company’s Facilities to UPS, as required by Company.

6. When required, install UPS Systems according to the agreed specifications on a Project basis.

2.9.2 Cabling and Wiring Services

Supplier’s responsibilities include the following activities. Supplier shall be responsible for the Wiring activities until December 31, 2011 whereby and henceforth Company shall assume such responsibility.

1. Perform cable installations in accordance with Company’s ISP/OSP cable specification document.

2. Plan, procure, install, operate, administer, maintain, and manage the Cabling within the Sites.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 14 of 22

3. Operate and maintain Systems, including the physical cable plant, cable plant switching devices, encryption/security devices, intelligent/non-intelligent Wiring hubs, and the various monitoring devices.

4. Manage cable installations, repairs, and removal using a Software-based cable plant management System where applicable.

5. Interact with Company real estate, landlord management, and other Authorized Users so that Cabling and Wiring requirements are properly communicated and managed.

6. Coordinate with Transport Vendor representatives for the planning, delivery, and maintenance of circuits; demarcation points; termination Equipment; power and air conditioning (A/C) (if original building specification is at capacity and subject to agreed-upon funding by Company); rack space; wall space; and plywood or other backboard materials needed for mounting distribution frames.

7. For each new installation, communicate accurate Cabling and Wiring specifications and costs to Company real estate representatives prior to acquisition of the Facility.

8. Document Changes to the Cabling and Wiring plan in the Site survey records, and all Changes thereto in the Asset Inventory and Management System.

9. Comply with Company Cabling and Wiring standards.

a. In the absence of a Company standard, use industry standards that meet or exceed local code or other requirements of applicable authorities to develop a proposal, submit to Company for final approval.

b. Upon Company approval of a proposed enhancement to the Company Cabling and Wiring standards, update the Company Cabling and Wiring standards.

10. Document, label, and map cable runs in the appropriate Site survey records in accordance with Company’s ISP/OSP cable specification document.

11. Use Company-approved and certified cable and wire installers to perform Cabling and Wiring Services.

12. Maintain up-to-date cable records in communications closets, wiring distribution rooms, and other areas where a high concentration of Cabling exists.

13. Maintain a secure, clean, well-lit, clutter-free Cabling environment in all telecommunications closets and cable plant areas.

14. When installing or conducting changes to Network Equipment and Software at Sites, implement protection against lightning strikes (in accordance with industry practices), seismic activity (as appropriate), other natural disasters, electric noise, power surges, and unauthorized access in accordance with the Change Management procedures and Company’s security requirements. Reference in accordance with Company Policies.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 15 of 22

2.10 Software Currency and Support Services

Supplier’s responsibilities include the following:

1. Interface with Third-Party Vendors to promote compatibility of Network Systems, and manage the Subcontractors that provide Software support to Network products for which Supplier is responsible.

2. Fully test all code revisions, which also should have been used in the commercial marketplace, before their installation on the Network.

3. Proactively notify Company of Availability of new versions of Software, including analysis of impact and/or value of the new version of Software (for example, fixes and new features applicable to Company technical and business environments).

4. Proactively coordinate that production levels are current and fully supported by Third-Party Vendors; maintain a record (for each product in production) of version history and associated Availability, as well as of any announced end-of-support or end-of-availability dates.

5. Execute all code Changes according to agreed Change Control Procedures and required Company Policies.

2.11 Network Security Services

For additional requirements related to physical and logical security requirements, see Exhibit 2.6 (Cross-Functional Services) and Exhibit 16 (Safety and Security Procedures).

Supplier’s responsibilities include the following:

1. Implement and maintain security Tools, procedures, and Systems required to protect the integrity, confidentiality, and Availability of the Network and data on the Network.

a. Company will approve the selection of the security Tools.

2. Comply with Company’s Network Security policies (described in Exhibit 16 (Safety and Security Procedures)), and Network Architecture and standards, described in Exhibit 8 (Technical Architecture and Product Standards).

3. Provide access and/or assist Company’s designated Third-Party Vendors in performing vulnerability assessments (of Supplier support Network Infrastructure) upon five (5) days written notice from Company.

4. Activate appropriate Security monitoring Tools, and back up and analyze the logs from these Tools, in accordance with Company Security requirements.

5. Provide recommendations to remediate the gaps identified by analyzing the logs.

6. Utilize access control mechanisms on all networking devices in accordance with Company Network Security Policies.

7. Monitor usage patterns and investigate and report significant discrepancies in those patterns no later than one (1) week after their detection.

8. Report all attempts at illicit monitoring, interception, eavesdropping, or toll-fraud to Company when detected by Supplier and propose appropriate action to prevent re-occurrence.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 16 of 22

2.12 Name Services: DNS, DHCP, WINS

Supplier’s responsibilities include the following:

1. Provide, maintain, and manage a global System/service for DNS, DHCP and WINS (“Name Services”)

2. Maintain the WINS Service and management of the WINS database.

3. Ensure proper data replication and consistency across the Network.

4. Create/Delete/Manage DHCP scopes and IP address space.

5. Perform IP management including host record creation/deletion, zone creation/deletion, zone delegation.

6. Review, analyze, and implement, subject to Company approval, requests to modify the environment. This includes design Changes, configuration, global DHCP option Changes, etc.

7. Participate with projects teams to ensure new roll-outs are compatible with corporate Name Services.

3.0 Wide Area Network (WAN) Services

Supplier shall provide Wide Area Network Services (WAN) for Company’s Network in accordance with Exhibit 8 (Technical Architecture and Product Standards) and in addition to the common Network Services.

3.1 WAN Services – Technical Requirements

Supplier’s responsibilities include the following:

1. Comply with or improve (subject to Company’s approval) the WAN technical specifications as contained in Exhibit 8 (Technical Architecture and Product Standards), and as modified during the Term in accordance with the Long-Range IT Plan, described in Exhibit 2.6 (Cross Functional—Equipment and Software Services).

2. Install and maintain WAN Connectivity for Company-approved Authorized Users at all applicable Sites, as listed in Exhibit 7 (Sites).

3. Consolidate voice and data Transport Systems onto a common, redundant access at locations where it is economically and technically feasible to do so.

4. Where multiple accesses are used at a location, balance traffic across the accesses based upon priorities for different classes of traffic in accordance with Company specifications.

5. Transport multicast protocols over the IP Network between locations where it is economically and technically feasible to do so and where there is sufficient Network capacity.

6. Manage a multi-protocol WAN, to include:

a. Manage Layer 2 addressing (such as ATM, Frame Relay, Token Ring LAAs) used to transport data, voice, and/or video.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 17 of 22

7. Provide a Transport Services profile that complies with applicable open system standards and specifications (for example, IETF Standard Docs; ITU-T, ATM Forum recommendations; Frame-Relay Forum; recommendations; ANSI and IEEE).

8. Manage content delivery technologies such as WAN optimizers and load balancers to include:

a. Assess application acceleration and/or high Availability requirements as requested by Authorized Users.

b. Propose application acceleration and/or high Availability to Company as determined by metrics such as forecasting Tools or monitoring Tools.

3.2 WAN Services – Intranet Services

Supplier’s responsibilities include the following:

1. Configure, install, test, and support WAN Connectivity (both Network Transport and Network Equipment) for Company-approved Authorized Users at all applicable Sites, as listed in Exhibit 7 ( Sites).

2. Consolidate voice and data Transport Systems onto a common, redundant infrastructure at locations where it is economically and technically feasible to do so.

3. Where multiple accesses are used at a location, balance the voice and data traffic across the LAN and WAN links.

4. Transport voice and video protocols over the IP Network between locations where it is economically and technically feasible to do so and where there is sufficient Network capacity.

5. Manage a multi-protocol WAN, to include:

a. Manage Company’s Layer 3 address spaces (for example, IP, SNA/DLSw, IPX), as well as any Layer 2 addressing (for example, ATM, Frame Relay, Token Ring LAAs) used to transport data, voice, and/or video.

6. Participate in the application quality assurance process, which will include the following:

a. Conduct baseline benchmarks of Application transactions over the WAN using a traffic analyzer Tool, and provide a report documenting the analysis of the transactions, including describing their individual impact on WAN resources relative to pre-defined thresholds determined by Company.

b. Perform application transaction benchmarks over the WAN on an ad hoc basis when requested by Application developers to assist in the design optimization and tuning of the Application’s performance on the WAN.

3.3 WAN Services – Internet Access Services

Supplier’s responsibilities include the following:

1. Configure, install, test, support, and maintain the Network and Network Equipment used to access the Internet such as the firewalls and proxies in accordance with Company Policies.

a. This will include Connectivity support of high-speed Servers to the Internet, and Connectivity with firewall protection in accordance with Company’s information security standards.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 18 of 22

2. This will include content filtering, URL and IP address exclusions or inclusions either individually or categorically as requested by Company Authorized Personnel (HR and Legal).

3. Manage Internet access and Transport Facilities including additional Third Party delivered services.

4. Manage routing protocols, routes and filtering as necessary.

3.4 WAN Services – Extranet Access

Supplier’s responsibilities include the following:

1. Support and maintain the Extranet between Company and its partners, Third-Party Vendors, and customers.

2. Support and maintain all Connectivity within a shared DMZ environment, and provide Connectivity with firewall protection in accordance with Company’s information security standards.

3. Assist Company with defining any Security policies, permission, etc. that may be applicable specifically to the shared DMZ between Company and other parties.

4. Configure, install, test, operate, and maintain the Extranet for all applicable Authorized User devices or Servers.

5. Use connection-based, session-based, or message-based Services as appropriate, depending on the specific requirements of each Authorized User, and support minimal and optional features as follows:

a. Employ appropriate encryption measures in accordance with Company Policies.

b. Provide for and maintain confidentiality of transmitted data.

c. Provide authentication of parties exchanging data.

d. Perform data integrity checking on transmitted data.

6. Perform rollback and replay of transmitted data as required.

7. Perform non-repudiation of message transmission as required.

8. Manage Extranet access and Transport, inclusive of related Internet access and Transport.

9. Configure, install, test, operate, and maintain high-speed Transport Facilities to Internet Servers for Extranet data access and file transfers.

10. Manage routes and filtering as necessary to operate the Extranet Access Service.

11. Deliver DNS relay Services for all Company domains for any Extranet Access Services being performed.

4.0 Local Area Network (LAN) Services

Supplier shall provide LAN Services for the Network in accordance with Exhibit 8 (Technical Architecture and Product Standards) in addition to the Common Network Services.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 19 of 22

4.1 LAN Services – Technical Requirements

Supplier’s responsibilities include the following:

1. Transport voice, data and video protocols over the IP LAN in accordance with Company standards.

2. Install and maintain LAN Connectivity for Company-approved Authorized Users at all applicable Sites, as listed in Exhibit 7 (Company Sites), including wireless Connectivity.

3. Provide Company with a multi-protocol LAN Network, including:

a. Manage Company’s Layer 3 address spaces, (for example, IP, SNA, and IPX) as well as any Layer 2 addressing (for example, ATM, Frame Relay, and Token Ring LAAs ) used to transport the above traffic.

b. Manage Company’s Application-specific network addressing schemes (for example, X.25 network, Automated Teller Machine network, Tandem Expand network).

4. Manage Company’s wireless Network at all applicable Sites to include:

a. Manage and maintain Company’s enterprise Service.

b. Manage and maintain Company’s courtesy Internet Service.

c. Provide additional wireless access coverage at all applicable Sites and as requested by Company to meet Company’s business requirements.

5. Provide Supplier transmission Services profile that complies with applicable open system standards and specifications (for example, IETF Standard RFCs, ITU-T, ATM forum recommendations, frame-relay forum recommendations, ANSI, and IEEE).

6. Provide intelligent Network devices and Systems to monitor LANs remotely.

7. Perform traffic balancing whenever there are multiple Network connections between two endpoints.

4.2 LAN Services – Installation and Removal Services

Supplier’s responsibilities include the following:

1. Deploy new LAN Equipment and related Software to meet Company’s business and Application requirements in accordance with Company Policies.

2. Implement a single LAN connection for new Authorized Users.

3. Implement a single LAN segment or ring for a new Application or Authorized User community.

4. Install Company-supplied upgrades to a new networking environment (FDDI, ATM), or installations/upgrades to other synchronous and asynchronous LAN Services.

5. Configure and activate the appropriate LAN Equipment monitoring agent.

6. Test LAN Equipment after implementation to include remote monitoring through agents and monitoring Systems.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 20 of 22

7. Take proactive measures to assure sufficient inter-building capacity (such as using channeling or multilink protocols) unless otherwise approved by Company.

5.0 Toll Services

Supplier’s responsibilities include the following:

1. Manage long-distance, in-bound/out-bound toll Service from telecommunications carriers to support Company’s requirements for voice calls, which include local, intrastate, interstate, in-country, international, and inbound voice calls including mobile phone calls.

6.0 Conferencing Services

Supplier shall provide conferencing Services for Company Network in accordance with Exhibit 8 (Technical Architecture and Product Standards).

Supplier’s responsibilities include the following:

1. Configure, install, operate and maintain all Conferencing Premise Equipment;

2. Assume responsibility for Conference Premise System set-up:

a. Test and implement changes;

b. Provide conference bridge operation.

3. Interface and assist with all Authorized user requests for scheduling Facilities, support, or any special needs, including:

a. Premises testing;

b. Public conference room assistance;

c. Help with Conferencing Premise Equipment.

4. Manage and coordinate all Third-Party Vendors associated with the provision of conferencing Services and other related Services;

5. Use a centralized management System to provide real-time monitoring of high visibility video conference sessions and to enable prompt identification and remediation of Incidents occurring during the session where capability exists and has been activated;

6. Recommend automated procedures to improve on the processes in place and implement these procedures as approved by Company;

7. Deliver monthly utilization reports showing conference usage by location, including:

a. Provide summary and detail reports for conference usage by Authorized User.

8. Perform daily Conferencing Premise Equipment testing and use Company-approved testing procedures to validate that individual components and the overall System are working correctly;

9. Supervise and support conferences with on-site Supplier Personnel as necessary to meet the Service Levels;

10. Install Third-Party Vendor-supplied fixes to Conferencing Premise Equipment;

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 21 of 22

11. Perform preventive maintenance in accordance with the manufacturer’s specifications for all Conferencing Premise Equipment located and maintained at Company Sites;

12. Send documentation to Company verifying that preventive maintenance has been completed for each location at the time of completion;

13. Download updates to all video conferencing Systems within two (2) business days of changes to phone numbers;

14. Use a centralized management system to perform daily monitoring of the status of transport services connected to all video conferencing Systems;

15. Immediately initiate action to pursue any Incidents with the Transport Vendor where capability exists and has been activated.

AMGEN & IBM CONFIDENTIAL	E-2.4 – Page 22 of 22

Exhibit 2.5

Statement of Work

END-USER SERVICES

AMGEN & IBM CONFIDENTIAL	E-2.5 – Page 1 of 12

1.0 INTRODUCTION	3

2.0 INSTALLATIONS, MOVES, ADDS, CHANGES AND DISPOSALS (IMAC)	3

2.1 IMAC Pre-Execution	3

2.2 IMAC Execution	4

2.3 Project IMACs Additional Responsibilities	6

2.4 IMAC Additional Responsibilities	6

3.0 OPERATIONS AND TECHNICAL SUPPORT	6

4.0 ONGOING SOFTWARE SUPPORT	8

5.0 ELECTRONIC SOFTWARE PACKAGING & DISTRIBUTION	8

6.0 SOFTWARE AND EQUIPMENT CONFIGURATIONS	10

7.0 REMOTE SYSTEMS MANAGEMENT	10

8.0 REMOTE ACCESS AND SUPPORT	10

8.1 Remote User Access and Support	10

8.2 Mobile Repair and Maintenance	11

9.0 PRINTING INFRASTRUCTURE SUPPORT AND MANAGEMENT	12

9.1 Printing Infrastructure Operations	122

10.0 VIRUS PROTECTION	12

11.0 LICENSE MANAGEMENT AND COMPLIANCE	12

12.0 OTHER SERVICES	13

AMGEN & IBM CONFIDENTIAL	E-2.5 – Page 2 of 12

1.0 INTRODUCTION

This Statement of Work sets forth the End-User Services that Supplier will provide to support Company’s End-User environment as of the Amendment No 7 Effective Date.

Supplier is also required to provide the Services in Exhibit 2.7 (Service Desk) in conjunction with the End-User Services.

Except as expressly set forth herein, the End-User Services set forth in this Statement of Work shall be performed by Supplier through a fixed number of FTEs in an amount and at the locations specified in Exhibit 4 (the “Generalists”). Generalists will provide support as defined in this Scope of Work, primarily consisting of deskside Services, and may, on occasions, be requested to assist in work outside of this Scope of Work.

Services performed outside of this Scope of Work (which Scope of Work includes related Cross Functional Services under Exhibit 2.6) will be by agreement by local managers of the applicable Personnel on a site by site basis but will be limited by the agreed staffing levels documented in Exhibit 4 (Pricing). Company shall assume the responsibility of any impact to End-User Services that results from the redirection by Company of Supplier’s resources to perform other services. If Company requires the Generalists to perform services outside of the Scope of Work, Supplier shall not be responsible nor liable for any losses or damages resulting from the performance of such services, except to the extent that the losses or damages arise from the negligence or willful misconduct of the applicable Generalist. Notwithstanding the foregoing, the Generalists shall not be obligated to perform services requiring such Generalists to control, process, transfer or otherwise handle portable storage media (e.g., magnetic tape and disks).

In providing the End-User Services, supplier shall:

1. Follow Company Policies and Procedures;

2. Use Company training tools (LMS);

3. Perform the Cross-Functional Services set out in Exhibit 2.6, as applicable; and

4. Provide the reports required by Exhibit 12 (Reports).

The Parties will cooperate with each other and any Third-Party Vendor to ensure a smooth integration of the Services in Company’s IT Infrastructure.

2.0 INSTALLATIONS, MOVES, ADDS, CHANGES AND DISPOSALS (IMAC)

Supplier’s responsibilities include the following:

1. Provide a process for authorizing IMAC provisioning and manage all aspects of provisioning, maintenance, support and termination of Services.

2. Provide or oversee, as appropriate, all installations, de-installations, cascades, moves, adds, changes and disposals for all EUC Equipment, Software, and related Services at designated Company Sites.

3. Coordinate, plan, and schedule IMACs with all affected IT functions (whether the function is included within the Services provided by Supplier, as a Company-retained function, or a Third Party).

4. Coordinate all internal and external functions and activities to achieve high-quality execution of the IMACs to meet Service Levels and to minimize any operational interruption or disturbance to Company.

2.1 IMAC Pre-Execution

Supplier’s responsibilities include the following:

1. Create and document the processes to enable IMAC execution for each Software and/or Equipment component, and obtain Company’s approval for such processes and documentation.

2. Obtain from Company a list of individuals authorized to approve IMAC and Project IMAC requests, including specific approval and authorization required for IMACs that include Changes to Software, and obtain authorizations in accordance with such list for all such requests. Supplier acknowledges that this list may be changed from time to time by Company, including as frequently as daily, and Supplier shall be responsible for utilizing the list reflecting all such changes at the time of use.

AMGEN & IBM CONFIDENTIAL	E-2.5 – Page 3 of 12

3. Receive IMAC requests from Authorized Users and validate the IMAC request for correctness and proper authorization.

4. Communicate with Authorized Users if there is any issue with an IMAC request.

5. Coordinate and communicate with designated Company Personnel or other Third Parties concerning scheduling and requirements so as to minimize the business impact on Authorized Users.

6. Conduct or confirm a Site survey to determine the location(s) of the IMAC and any special requirements at the location(s).

6.1 Coordinate physical space requirements.

7. Confirm that all Equipment, Software, parts, Network, Cabling, or any other Services necessary to execute the IMAC will be available as of the date(s) scheduled for the IMAC.

8. Confirm the new and/or existing configuration of the Equipment and Software associated with performing the IMAC. Supplier will conform to configurations approved by Company.

9. Confirm the installation and/or de-installation procedures associated with performing the IMAC, including backup, contingency, and test procedures.

10. Coordinate the scheduling and dispatching of appropriate technicians, including Third-Party Vendors.

11. Place orders for the installation of Network Transport Services, including LAN and WAN connectivity.

12. Track the progress of Network Transport orders and manage the installation prior to the IMAC, from order origination through final testing, implementation, and use.

13. Cancel Network Transport (deactivate port) Services that are no longer required after completing the IMAC.

14. Manage the disposal of any Equipment, Software, parts, Network, Cabling, or any other Services necessary to execute the IMAC within the guidelines provided by Company and within compliance of any local regulatory or government regulations and, as required:

14.1 De-install and remove from office location;

14.2 Certify that all Confidential Information is completely erased from the Equipment by rewriting of storage devices, degaussing or other methods agreed by Company;

14.3 Donate, sell or salvage equipment as directed by Company;

14.4 Removal of any asset tags;

14.5 Provide Company with a monthly report of any disposal and update the relevant asset tracking Systems.

With respect to Equipment relating to Company’s Infrastructure outside of the Services, Company shall be responsible for ensuring such Equipment is decommissioned and that the Equipment is moved to the local depot for physical disposal.

2.2 IMAC Execution

Supplier’s responsibilities include the following:

1. On receiving and verifying a valid IMAC request, perform all necessary pre-work before an IMAC is executed.

2. Provide the necessary technical support to complete the IMAC, including onsite support as necessary.

3. Support Third-Party Vendors in the execution of IMACs, and coordinate such activities with the applicable designated Company Personnel or Third-Party Vendors.

4. Perform any required backup procedures in accordance with Change Management guidelines.

AMGEN & IBM CONFIDENTIAL	E-2.5 – Page 4 of 12

5. De-install and re-install any existing Equipment, Software, or other related Services as necessary to execute the IMAC including the necessary transportation to facilitate these IMAC activities.

6. Physically move Equipment, as required, related to a de-installation, an installation, a move, or a cascade.

7. Install Equipment and Software, including new Equipment and Software or upgrades. All installations and configurations will be performed according to standards and Change Management procedures.

8. Re-load data or back up files as necessary.

9. Set up security, file access, and other administrative procedures associated with the IMAC.

10. Connect Equipment to Network Facilities (for example, LAN and/or WAN Connectivity).

11. Coordinate and install Changes to the Cabling Infrastructure for which Supplier is otherwise responsible hereunder.

12. Update Network configuration databases within the Network management System, after completion of an IMAC, in accordance with the timeframes set forth in the Service Levels.

13. Test the EUC Equipment, Software, and related Services after the implementation of the IMAC to include network access (for example, file open and print routing capabilities, remote connectivity, Internet/intranet access, etc.).

14. Provide desk-side orientation training not to exceed thirty (30) minutes appropriate to the Authorized User(s) receiving the IMAC.

15. Affix an asset identifier tag to the asset and update the Asset Inventory and Management System in a timely manner when any Equipment or Software changes are implemented by Supplier or reported by Company.

16. Monitor client satisfaction and closely monitor Service Levels throughout the IMAC activity and following the delivery at predetermined intervals.

17. Confirm correct implementation of the IMAC with the designated Company Personnel as appropriate and updating any tracking systems to reflect the change.

18. For network printers (Copy/Print/Scanning and FAX):

18.1 Install network printers in Company locations, making sure that they are connected to the Network and can be used by Applications (central and remote).

18.2 Maintain a list of Network printers and resources (such as electronic forms required, etc.) used by printers.

18.3 Provide a mechanism to distribute common data (for example, fonts, electronic forms, etc.) to printers in Company locations.

18.4 Coordinate with ADM groups to provide access to printing resources for Authorized Users.

18.5 Install replacement toner in advance of any service interruption due to toner being empty.

19. For multiple Authorized Users sharing desktops:

19.1 Support desktop sharing among multiple Authorized Users, which is a requirement within the R&D and engineering departments.

19.2 Support multiple accounts on single desktops (for example, having a user and an administrative account on one desktop is needed for Application developers, etc.).

19.3 Make available on shared desktops the Authorized User-specific Software configurations of all installed Applications.

20. Proactive management and provisioning of all necessary copy, print, FAX and scanning disposables as directed by Company.

AMGEN & IBM CONFIDENTIAL	E-2.5 – Page 5 of 12

2.3 Project IMACs Additional Responsibilities

2.3.1 Supplier Responsibilities

Supplier’s responsibilities include the following:

1. Perform all tasks associated with Hard IMACs and Soft IMACs as described in this Statement of Work, with additional responsibilities and coordination based on the scale required for activities associated with Project IMACs. Manage all aspects of asset storage and inventory needed for execution of IMAC activity.

2. Develop and submit to Company a written Project IMAC plan, including a timeline and Milestones, to complete the Project IMAC within the schedule of the Company Project scope.

3. Provide appropriate Supplier project management Personnel to interface with the Company Personnel, including facilities managers; and supervise and manage the implementation of the Project IMAC.

4. Develop a comprehensive contingency plan for Project IMACs, including back-out procedures, notification and escalation lists, work-around plans, affected resources, and risk assessments.

5. Develop a comprehensive Refresh management process with integration to all the associated asset tracking and other related Systems. This should be addressed as an ongoing activity.

6. Coordinate prioritization and resource allocation with Company for approved Project IMACs.

7. Record, track, and manage Project IMAC requests.

8. Provide Project IMAC status reports as appropriate and participate in Company Project IMAC planning meetings.

9. Provide appropriate information to Company for non-recurring expenses and for recurring billing related to the Project IMAC.

10. As required, perform post-implementation reviews or analyses of Project IMACs (for example, establish the degree to which the Project IMAC meets Acceptance criteria).

11. Provide a mechanism for expedited handling of Project IMACs that are of high business priority to Company, so that such Project IMACs are completed within the required timeframe.

2.4 IMAC Additional Responsibilities

Supplier’s responsibilities include the following:

1. Track the IMAC request from initiation to completion, using an automated System to track IMAC activity.

2. Provide a single point of contact for Authorized Users and the Service Desk for activities associated with an IMAC.

3. Provide close coordination and support to the Service Desk for all matters pertaining to IMAC requests and status reports. Ensure that the status of any IMAC activity is visible to the Service Desk through the Incident Management tool being used.

4. Perform IMACs for Supplier Personnel without additional charge to Company, and without including such IMACs when comparing actual IMAC volume to any Resource Baseline.

5. Develop a process and provide Service for delivery and installation of Consumables for Equipment on a request basis. For example, battery replacements for PC’s, cables, additional storage drives, etc.

3.0 OPERATIONS AND TECHNICAL SUPPORT

Supplier’s responsibilities include the following:

1. Provide onsite support or dispatch of support specialists as necessary to provide Authorized Users with operational and technical support for hardware or Software Services and to meet specified Service Levels.

2. Coordinate activities with the Service Desk, and provide Level 2 Support and Level 3 Support to the Service Desk and/or Authorized Users as necessary.

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3. Resolve Incidents and Problems associated with Equipment and Software utilized by Authorized Users (“EUC Equipment and Software”), and provide break/fix support, advice, and assistance to Authorized Users. Supplier is ultimately responsible for resolving all Incidents and Problems associated with failure or degradation of Services related to EUC Equipment and Software.

4. Coordinate efforts with Third Party service and maintenance providers as necessary to keep EUC Equipment and Software in good working order.

5. Perform proactive and reactive troubleshooting to effectively identify potential Incidents or Problems, and attempt to eliminate them before they occur.

6. Identify the scope of an Incident or a Problem, and provide operational and technical assistance to remedy the Incident or Problem. Ensure all Incidents and Service Requests are reported and tracked through the Incident Management System.

7. When Supplier must replace Equipment and/or Software in order to conduct a repair, copy Data and perform backups, except for unique requirements related to mobile access and support as specified in Section 8 (Remote Access and Support) of this Statement of Work.

8. Assist Authorized Users with support to enable the correct use of EUC Equipment and Software, as well as access to and use of related technologies and Services.

9. When Authorized Users are connected (or attempting to connect) to the Company Network, coordinate activities with other Supplier Personnel or Third-Party Vendors in order to fulfill the following responsibilities:

9.1 Assist with access to LAN, print, and file Services.

9.2 Assist with connection to Company’s WAN and Internet.

9.3 Assist with access to the appropriate LAN segment.

9.4 Assist with electronic mail replication.

9.5 Assist with access to Application and Utility Server applications.

10. Provide Services at all Company locations including home offices as follows:

10.1 The level of support for home offices will be limited to standard Systems and configurations agreed between Supplier and Company (standard laptop, desktop, printer, monitor, fax machine and ADSL or similar connections). The support provided will be on best effort basis with no Service Levels defined. The travel costs (if any) will be in accordance with Supplier’s travel policy guidelines and will be charged back to the Company.

10.2 Provide home based dispatch for hardware and Software trouble diagnostics in North Americas region for selected Authorized Users. Company will provide a list of these Authorized Users.

10.3 Provide home based dispatch for hardware and Software trouble diagnostics throughout the international region.

10.4 Ensure all requests for dispatch Services come through the Service Desks so initial diagnostics can be performed.

10.5 Agree upon service levels terms with Company based on location and distance between service centers.

11. Provide offsite/onsite support for meetings, conferences, or other similar needs.

12. Perform the necessary Services to support System configurations for on-site and off-site training requirements including but not limited to: providing imaging Systems with necessary Software and Applications, performing general maintenance and support to ensure training machines are correctly configured for training Services. The Charge and Service Level for these Services will be agreed by the Parties on a case by case basis.

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4.0 ONGOING SOFTWARE SUPPORT

Supplier’s responsibilities include the following:

1. Monitor recommended and required corrections to Software from Third Party Vendors.

2. Install Third-Party-supplied corrections and patches to all Software as necessary.

3. Confirm compatibility or special requirements before widespread installation. Ensure validation and testing is completed prior to installation into a live environment.

4. Provide support for Company-developed Applications, including: Software distribution and installation, upgrades, patches and other necessary maintenance or troubleshooting activity as directed by Company.

5. Provide periodic monthly reporting to Company on the installation of all Software, both authorized and any unauthorized Software discovered.

6. Maintain a library of documentation that reflects the complexity and diversity of the environment and that enhances the Software support process. This will include a knowledgebase, FAQ’s help-files or other appropriate materials needed to provide Services.

7. Utilize productivity Tools and utilities, to minimize disruption to the Authorized User and to simplify distribution and monitoring.

8. Prior to the start of each calendar quarter, give notice to Company of all major installations and upgrades of Software that are planned to occur in the quarter for which notice is being given.

9. To the extent enabled by the Company-approved enterprise management System provided by Supplier:

9.1 Define and check for particular Software signatures.

9.2 Monitor the use of Software developed by the ADM group.

9.3 Check the presence and version of Software on specific devices, both authorized and unauthorized.

9.4 Monitor the use of licensed and un-licensed Software, including license metering and tracking, and process for the removal with Company approval of unused Software with minimal impact to the Authorized User. Define and implement a process for addressing discovery of un-licensed or inappropriate Software usage and its removal.

9.5 Provide timely communications on deployment plans to ensure awareness by all Authorized Users affected.

9.6 Provide a monthly report showing Software management and distribution activity as well as ad-hoc reporting requests.

10. Supplier will implement suitable processes to support PC backup and recovery across the global Company Network. Alternates should be available for any non networked Systems. As of the Amendment No 7 Effective Date, Company shall be responsible for its backup solution for non-networked Systems which is identified as CDP (“connected data protector”). Supplier shall perform end user desktop client support as well as assist with backup and recovery activities at the desktop level.

5.0 ELECTRONIC SOFTWARE PACKAGING & DISTRIBUTION

Supplier’s responsibilities include the following:

1. Implement an electronic Software distribution System that effectively and efficiently distributes new or updated Software to LAN-connected desktops located at Company Sites and to remotely connected desktops as required by Company. For greater clarity, Supplier shall establish Software control and distribution procedures including Software packaging standards, the management of the Software, Configuration Items and their distribution and implementation into a production environment.

2. Schedule Software distributions to minimize disruption to Authorized Users, and without Authorized User assistance and interaction, in order to support time-critical release upgrades, to deploy urgent patches, and to maintain current projects. Distributions must be scheduled to take into account network bandwidth utilization to prevent any adverse impact to the underlying Company Network.

3. Perform Software distributions consistent with the configurations associated with Standard Products, as applicable, independent from the distribution media (for example, LAN, WAN, dial-up, CD ROM, etc.).

4. Employ an automated Software distribution solution that provides consistent and efficient Software deployments for Software configuration Changes.

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5. Wherever possible, install Software via an automated installation package without Authorized User interaction needed to verify a harmonized installation globally and to reduce lost productivity due to a missing or wrong application configuration.

6. Provide support for Company security solutions via patch management, virus definition updates, firewall intrusion detection policies updates and forensic investigation support tools, and other necessary updates. For clarity, Company shall assume the responsibility for virus definition updates under Security Management as of the Amendment No 7 Effective Date.

7. Provide Software distribution processes to support different Authorized User environments in an automated way (for example, Company LAN and WAN, home offices, Authorized Users working remotely, etc.).

8. Provide a transparent deployment mechanism independent from the distribution media (for example, LAN, WAN, dial-up, CD ROM, etc.).

9. Provide automated distributions so that the automated Software deployment during a dial-up session does not require Authorized User input.

10. Provide processes to link Software distributions and desktop inventories in order to verify the success of local and global deployments and to provide the ability to implement and track configurations. All deployment should be integrated with the Change Management process and a Change record should exist to document and track every Change.

11. Provide communications on deployment plans to ensure awareness by all affected Authorized Users.

12. Participate in any Major Incident review, Problem or Change review to ensure any distribution activity is considered as part of the analysis. Where distribution activity is a contributor to the Problem or Incident take immediate remedial action and develop lessons learned plan.

13. Ensure that the deployment technology and processes can support current and emerging standards to support electronic software distribution at Company.

14. Distribution process should be via standardized packaging for all distribution methods including Electronic Software Distribution (ESD), Web, base image and file shares. The process should support registry based tracking to identify Change date, owner and distribution method, version and other relevant data.

15. Support operating system deployment (OSD) via electronic software distribution (ESD) for conference room support, Environmental Health & Safety (EH&S) clinical support, Web based on-demand installation, as well as site specific or other business unit related customized images.

16. When upgrading desktops, backup and restore custom user settings Business Desktop Deployment (BDD) support for user state migrations, for example copy of folder, settings and files from the PC being imaged and restoration after imaging without loss of data or configuration. This process should include the ability to inventory and reinstall Applications during a re-image or upgrade.

17. Provide a process for ensuring all client machine information is collated via Microsoft System Management Server (SMS) or via login scripts to validate that the Software distribution activities have been completed successfully.

18. Maintain a Windows “update server” or employ other alternatives for support of desktops outside of the standard configuration.

19. Manage all approved Company images.

20. Support other packaging and distribution activities as related to bench top, lab or other desktops as requested by Company.

21. Provide installation of department or Authorized User-specific Software as requested by Company.

AMGEN & IBM CONFIDENTIAL	E-2.5 – Page 9 of 12

6.0 SOFTWARE AND EQUIPMENT CONFIGURATIONS

Supplier’s responsibilities include the following:

1. Provide the Software and Equipment Configuration Items and store them in the CMDB in order to define, maintain, and report the EUC configurations utilized by each Authorized User and/or within the Company environment. If a separate database is used to maintain Software and Equipment Configuration Items, Supplier must demonstrate the ability to link and update information between the database and the Asset Inventory and Management System to the satisfaction of Company.

2. Set up and maintain Software and Equipment Configuration Items that contain information regarding the entire configuration, including the individual Equipment and Software components.

3. Design and maintain the Software and Equipment Configuration Items to designate whether the configuration meets the requirements of a Standard Product.

4. For Software and Equipment Configuration Items, include the name and location of the Authorized User(s) utilizing the Software and Equipment, and designate whether the Software and Equipment is a shared Infrastructure item.

5. Maintain as a Configuration Item information and documentation for any existing, new, enhanced, or modified System Software (for example, initial purchases, upgrades, patches, etc.).

6. Maintain master copies of all in-scope Company Software in a secure, central location. Additionally, maintain virtual ISO images of all in-scope Software in Company’s Definitive Software Library.

7. Other client Software will only be accepted by Company after Supplier demonstrates proper interoperability with Company’s environment and after thorough review by Company. For example, it will be tested against BizTalkClient which Company uses.

7.0 REMOTE SYSTEMS MANAGEMENT

Supplier’s responsibilities include the following:

1. Implement and use Tools that allow automated and remote systems management and monitoring of the EUC environment.

1.1 Such Tools will be used to assist Authorized Users by allowing Supplier to remotely monitor, manage, or restore EUC Equipment and Software.

2. Implement Tools with the goal of moving Company’s environment from reactive to proactive monitoring, and implement management Tools to enhance the stability and function of the environment.

8.0 REMOTE ACCESS AND SUPPORT

8.1 Remote User Access and Support

Supplier’s responsibilities include the following:

1. Create a process for authorizing the provisioning of mobile access devices and manage all aspects of provisioning, maintenance, support and termination of Services.

2. Provide support for Authorized Users who are traveling or remotely accessing LAN-based Services or a non-connected Site, including access to the Service Desk technical support. Provide support for these members of staff when on Company Sites for meetings or other purposes.

3. Provide the ability for roaming Authorized Users to seamlessly connect from all Company Sites.

4. Manage the provisioning, support and all administrative activities related to the two factor authentication for remote access authentication. For example, secure ID key technology.

5. Provide the ability for Authorized Users to seamlessly use file and print Services while moving in the Company environment.

6. Provide mobile self-service printer administration to those Authorized Users authorized by Company.

7. Deploy and support solutions for data backup and data replication for mobile and remote Authorized Users.

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8. Provide Software updates in emergency situations to remote and mobile Authorized Users (for example, virus, security threats, etc.). The distribution of these Software updates to mobile Authorized Users will be automatically executed during dial-up sessions into to Company’s Network.

9. Provide Software deployment and patch distribution for mobile and remote Authorized Users in a timely fashion.

10. Support and further develop a solution for local data encryption for mobile and remote Authorized Users.

11. Provide a process for replacement of stolen or damaged machines used by mobile Authorized Users, including installation of Authorized User-specific Software portfolio and pre-loading of Authorized User-specific databases.

12. Deploy and support solutions to protect machines that are directly connected to the Internet by use of a local firewall that meets or exceeds industry standards.

13. Deploy and support all standard Applications in a mobile environment, as well as Applications that require Authorized User-specific databases (for example, CRM, etc.).

14. Provide Transition Services for Authorized Users moving from a mobile role to and office based role or visa versa, ensuring data systems and Service Changes are all addressed.

8.2 Mobile Repair and Maintenance

In providing repair and maintenance Services for mobile Equipment and Software utilized by mobile Authorized Users (for example, docking stations, laptops, portable printers, fax machines, etc.), as directed by Company.

Supplier’s responsibilities include the following:

1. Wherever possible, support and repair the defective unit through the Service Desk and by using remote system management Tools, in which corrective maintenance can be performed on an Authorized User’s machine via remote access to the unit by Supplier.

2. Provide the tools to enable such remote access and support.

3. Supplier’s responsibilities on a mail-in basis include the following:

3.1 Immediately upon determination that an Equipment or Software Incident cannot be fixed remotely send an entire spare unit (or peripheral, if possible) via overnight delivery to the Authorized User and verify that any peripheral component that will be sent is compatible with the Authorized User’s unit.

3.2 If an entire Equipment configuration needs to be sent, verify that the configuration is in accordance with Company’s Standard Product configuration (including all authorized Software that has been recorded in the Asset Inventory and Management System for the defective unit).

3.3 Laptops provided to Authorized Users should be pre-configured with all user data and Applications pre-loaded prior to shipping.

3.4 Provide support to the Authorized User in order to enable the data to be copied, and send any necessary media that facilitates the copying of data along with the replacement. Service should also include supply of Software or utilities specific to the traveling/remote staff member’s role.

3.5 Enclose the necessary packing material and self-addressed mailing materials with the replacement unit, so that the Authorized User can return the malfunctioning unit to Supplier via mail. Processes should be implemented to validate the data has been copied from the malfunctioning unit to the replacement unit.

3.6 Upon repair of the malfunctioning unit, return the repaired unit to the Authorized User for replacement and provide for and coordinate the return of the loaner/replacement Equipment or repair and reallocation of the malfunction unit, which ever is most appropriate to the business and to the user. Replacement laptops should go out preconfigured with all user data and Applications required.

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9.0 PRINTING INFRASTRUCTURE SUPPORT AND MANAGEMENT

9.1 Printing Infrastructure Operations

Supplier’s responsibilities for all network printer operations support include:

1. Ensure compatibility and Service stability between current Company’s environment and new/updated print drivers.

2. Provide usage metrics/reporting by device, user, department, and manage report distribution,

3. Manage print queues and perform quality control functions as necessary.

4. Monitor usage and ensure proactive replacement of toner as required.

5. Schedule preventive maintenance on all Equipment based on monitoring, analysis of Equipment performance records, and original Equipment manufacturer recommendations.

6. Maintain Site-specific configuration of print station.

7. Provide break/fix and hardware warranty support

8. Manage printer install and deinstall including disposal

9. Manage printer hard drive use in accordance with Company’s IS Information security guidelines

10.0 VIRUS PROTECTION

Supplier’s responsibilities shall include the following as they relate to the End-User Services:

1. Install, update, operate, and maintain virus protection Software on all Equipment used to deliver or support the End-User Services.

2. Upon detection of a virus, take immediate steps to notify the Service Desk, as well as to:

2.1 Assess the scope of damage.

2.2 Arrest the spread and progressive damage from the virus.

2.3 Eradicate the virus.

2.4 Restore all data and Software to its original state (to the greatest extent possible).

3. Provide the capability to scan diskettes or hard drives or other temporary storage devices (such as USB memory sticks, PCMCIA flashcards, FireWire hard drives, etc.) for viruses upon demand.

4. Develop any plans necessary to provide virus protection utilizing End-User Services as appropriate (execution/response).

5. Respond to virus Incidents.

6. Provide proactive alerts to Authorized Users relative to current virus threats either specific to Company’s environment, encountered in Supplier’s environment, or based on industry information.

11.0 LICENSE MANAGEMENT AND COMPLIANCE

Supplier shall inform Company of any acquisition of Software related to the Services as well as the Authorized Users who will use such Software.

12.0 OTHER SERVICES

Warehousing and depot management services:

Supplier shall provide depot management functions including checking-in assets and managing key processes such as holds, disposal preparation and quarantine of Equipment;

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Warehousing functions (as more specifically described in Exhibit 2.6 (Cross Functional Services), to the extent being performed as of the Amendment Effective Date) performed by Supplier as of the Amendment Effective Date related to Company’s Thousand Oaks Building 95 facility shall continue for the duration of the End-User Services Statement of Work. Such functions include the management of non-EUS Equipment and Network Equipment such as Servers or Voice-related Equipment. Activities performed by Supplier (two (2) FTEs) relating to non-EUS Equipment and Network Equipment shall be subject to the Change Order Process.

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Exhibit 2.6

Statement of Work

CROSS FUNCTIONAL SERVICES

AMGEN & IBM CONFIDENTIAL	E-2.6 – Page 1 of 44

I. CROSS FUNCTIONAL – SERVICE SUPPORT SERVICES	5

I.1 INTRODUCTION	5

I.2 SERVICE MANAGEMENT	5

I.3 INCIDENT MANAGEMENT	6

I.3.1 General	6

I.3.2 Responsibilities applicable to Incidents and Service Requests	6

I.3.3 Specific responsibilities related to Service Requests related to Services	7

I.3.4 Specific responsibilities related to Incident Escalation	8

I.3.5 Specific responsibilities related to Incident Management Reporting	9

I.4 PROBLEM MANAGEMENT	9

I.4.1 Problem Management Reporting	10

I.4.2 Communication and Notification	11

I.4.3 Escalation	11

I.5 CHANGE MANAGEMENT	11

I.5.1 General	12

I.5.2 Change Management	13

I.5.3 Change Management Process and Procedures	13

I.5.4 Maintenance Periods	14

I.5.5 Change Management Reporting	15

I.6 CONFIGURATION MANAGEMENT	15

I.6.1 Reporting	16

I.7 RELEASE MANAGEMENT	16

I.7.1 General	16

I.7.2 Release Management Requirements	17

I.7.3 Reporting	18

I.7.4 Pre-Production Testing	18

II. CROSS FUNCTIONAL – SERVICE DELIVERY SERVICES	19

II.1 AVAILABILITY MANAGEMENT	19

II.1.1 General	19

II.1.2 Requirements	19

II.1.3 Reporting	20

II.2 CAPACITY MANAGEMENT	20

II.2.1 General	20

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II.2.2 Requirements	20

II.2.3 Capacity Planning	22

II.2.4 Business Capacity Management	23

II.2.5 Service Capacity Management	23

II.2.6 Resource Capacity Management	23

II.3 SERVICE LEVEL MANAGEMENT	24

II.4 IT SERVICE CONTINUITY MANAGEMENT	24

II.4.1 Business Continuity	24

II.4.2 Disaster Recovery Planning	25

II.4.3 Disaster Recovery Testing	25

II.4.4 Other Disaster Recovery Activities	27

II.5 IT FINANCIAL MANAGEMENT	28

II.6 SECURITY MANAGEMENT	28

II.6.1 General	28

II.6.2 Information System Security	28

II.6.3 Physical Security	29

III. CROSS FUNCTIONAL – EQUIPMENT AND SOFTWARE SERVICES	29

III.1 LONG-RANGE PLANNING	29

III.2 EVALUATION AND TESTING	30

III.3 REFRESH AND TECHNICAL CURRENCY	31

III.3.1 General	31

III.3.2 Refresh Responsibility	32

III.3.3 Software Currency and Release Levels	32

III.3.4 Equipment Refresh Planning	33

III.4 SERVICE CATALOG	34

III.4.1 Service Catalog Contents	34

III.5 STANDARD PRODUCTS	34

III.5.1 Standard Products Monitoring and Reporting	34

III.6 DELIVERY AND STAGING	35

III.7 EQUIPMENT AND SOFTWARE MAINTENANCE	36

III.8 SOFTWARE SUPPORT	37

III.8.1 Installation, Upgrades and Changes	37

III.8.2 Software Support	38

III.8.3 System and Interface requirements	38

III.9 ADMINISTRATION	38

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III.9.1 Asset Inventory Management	38

III.9.2 Effective Use of Equipment and Software	39

III.10 REDEPLOYMENT AND DISPOSAL OF EQUIPMENT	39

IV. CROSS FUNCTIONAL – OTHER SERVICES	40

IV.1 PROJECT MANAGEMENT AND SUPPORT	40

IV.1.1 Project Planning	40

IV.1.2 Project Implementation	41

IV.2 QUALITY ASSURANCE	42

IV.3 FACILITIES MANAGEMENT AND SUPPORT	42

IV.3.1 General	42

IV.4 OPERATIONS DOCUMENTATION	43

IV.5 BUSINESS DIVESTURES, ACQUISITIONS, CONSOLIDATIONS, AND RELOCATIONS	44

IV.6 TRAINING AND EDUCATION	44

AMGEN & IBM CONFIDENTIAL	E-2.6 – Page 4 of 44

I. CROSS FUNCTIONAL—SERVICE SUPPORT SERVICES

I.1 INTRODUCTION

Supplier confirms that, unless otherwise specifically stated, it will provide a solution that supports all of the business processes described in this Statement of Work, and that all Services, unless otherwise specifically stated, are included in the Base Charges. Supplier is committed to an approach of providing continuous improvement as required under this Agreement.

Supplier’s obligations in this Statement of Work apply to the Service Towers supported by Supplier during the Term as set out in the relevant Statements of Work.

Supplier will be responsive to the current and future requirements of Company by proactively anticipating needs and adjusting Services accordingly within the Base Charges provided, however, that requirements for New Services will be handled through the Change Control Procedure and Supplier will work with Company to assess the impact of these requirements on Company’s operating environment.

In the delivery of all the Services, Supplier shall comply with and adhere to Company Policies as such policies may be modified by Company, such that the Authorized Users’ experience varies as little as possible throughout the enterprise.

In providing the Cross-Functional Services, Supplier shall:

1. follow Company Policies and Procedures;

2. use Company training tools (LMS);

3. deliver the Cross-Functional Services in conjunction with the in-scope Statements of Work; and

4. provide the reports required by Exhibit 12 (Reports).

The Parties will cooperate with each other and any Third-Party vendor to ensure a smooth integration of the Services in Company’s IT Infrastructure.

I.2 SERVICE MANAGEMENT

Company requires that Supplier’s service management practices, which are used to support the Services, be based on Company’s Policies and all processes, requirements and other work instructions made available to Supplier in writing (including any such processes, requirements and other work instructions contained in Company Policies, “Processes”).

Supplier’s responsibilities include the following:

1. comply with Company’s Service support Processes.

2. effectively and accurately monitor and report compliance with such Processes.

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I.3 INCIDENT MANAGEMENT

I.3.1 General

Supplier shall perform Incident Management in connection with Incidents relating to the Services. Supplier’s responsibilities include the following:

1. Execute Company’s Incident Management Process that will restore Service operation in accordance with Company Policies with minimum disruption to the business and facilitate delivery of Service Requests to agreed timeframes;

2. Execute the Incident Management Process in a manner that is flexible and facilitates effective communication and coordination across Company’s functions, Sites, regions and Third-Party Vendors;

3. Supplier acknowledges that the Company Incident Management Process provides for specific records retention and audit trail requirements; accordingly, Supplier shall record audit information of all activity that creates, changes, or deletes data and user access to Systems that contain Company Data;

4. Communicate the Incident Management process to Supplier Personnel;

5. Contribute to and cooperate with, Company with respect to information exchange between and among Supplier, Company, and/or Third-Party Vendors to improve end-to-end Incident Management.

6. Follow processes regarding interfaces, interaction and responsibilities between Level 1 Support, Level 2 Support and Level 3 Support Personnel, and any other internal or external persons or entities that may either raise an Incident or receive an Incident.

7. Proactively perform Incident Management, with the objectives of predicting Incidents before they occur. This includes communication and documentation of New Services, processes or any other Changes that may impact users of the Service.

8. Develop and maintain a process to enter Incidents into Company’s Incident Management Process based on the Severity Level of the Incident.

I.3.2 Responsibilities applicable to Incidents and Service Requests

Supplier responsibilities include the following:

1. Provide Incident investigation, diagnosis, impact analysis, and reclassification as required.

2. Utilize and update the Incident Management System with all relevant information relating to an Incident.

3. Make an initial determination of the potential resolution.

4. Resolve Incidents arising from or related to the Services, including break/fix hardware and Software support.

5. Act proactively and coordinate with all other internal and external third parties to resolve Incidents and Service Requests.

6. Provide or coordinate the final resolution of the Incident.

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7. Escalate issues to the appropriate levels for resolution in accordance with escalation procedures approved by Company.

8. Escalate an Incident/Service Request where it cannot be resolved within the relevant Service Levels or agreed timeframe.

9. Close an Incident/Service Request after receiving confirmation from the affected Authorized User that the Incident/Service Request has been resolved.

10. Restore normal service operations as quickly as possible following an Incident, with minimum disruption to Company’s business operations, and in compliance with Service Levels.

11. Fulfill all Service Requests by prescribed/agreed target date/time.

12. Track all actions and report the progress of resolution efforts and the status of all Incidents/Service Requests, including:

a. Review the proposed resolution time for each Incident/Service Request with the appropriate party and update the status accordingly.

b. Coordinate Incident/Service Request tracking efforts and provide and maintain regular communications between all parties and Authorized Users until Incidents/Service Request resolution/fulfillment.

c. Keep Authorized Users informed of changes in Incidents/Service Request status throughout the Incident/Request life cycle in accordance with agreed Service Levels.

d. Keep Authorized Users informed of anticipated resolution times for active Incidents/Service Requests.

13. Where Service Requests relate to the move of Assets, update details in the Asset Inventory and Management System and the CMDB, or coordinate with the relevant Company Process to confirm updates are made.

14. Where Incidents relate to the changing of Software or Hardware assets, update the Definitive Software Library (DSL) or coordinate with the relevant Company Process to confirm updates are made.

I.3.3 Specific responsibilities related to Service Requests related to Services

Supplier will perform Service Request Management in connection with Service Requests relating to the Services. Supplier’s responsibilities include the following:

1. Perform the applicable functions and assume the applicable responsibilities for Service Requests as required for Incident Management, including:

a. Enter all Service Requests into Company’s Tools in accordance with Company’s Processes;

b. Track and manage all Service Requests from Authorized Users;

c. Fulfill Service Requests by working with service management teams, business owners, and Third-Party Vendors.

2. Provide updates to the status of any Service Request to the Service Desk in accordance with Company’s Processes.

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I.3.4 Specific responsibilities related to Incident Escalation

Supplier will follow Company’s Process for escalating Incidents to Company and Supplier’s management, the timing and process for which is set forth in Company Policies and Processes and is based upon various factors including the severity of the Incident, the age of the Incident and/or the priority of the Authorized User.

Supplier’s responsibilities include the following:

1. Escalate unresolved Incidents according to the Company Incident Management Process and automatically prioritize high-impact Applications, Software and Equipment, such that they are treated with the highest priority.

2. Implement escalation procedures that reflect and describe the following items:

a. Severity Level of the Incident, including potential security and regulatory consequences;

b. Location of the Incident and the name and/or number of affected Authorized Users;

c. Elapsed time before an Incident is escalated to the next higher Severity Level;

d. The levels of involvement (and notification) of Supplier management and Company management at each Severity Level;

e. Conduct investigative and diagnostic activities to identify workarounds for each Incident including:

i. Carrying out Incident resolution activities to restore normal service in compliance with the Service Levels;

ii. Matching Incidents to Known Errors that are stored in the Known Error Database;

iii. Implementing workarounds that are stored in a knowledge database;

iv. Following escalation processes used to escalate Incidents/Service Requests to appropriate support teams when necessary;

v. Following escalation processes used to escalate Incidents/Service Requests to the Supplier’s and/or Company’s management team;

vi. Communicating proactively to ensure any affected Authorized Users are aware of the Incident and are kept updated on steps being taken to achieve resolution. Escalation may be through telephony services, E-mail, web site or other proactive communication capabilities;

vii. Generating Change Service Requests where necessary for the implementation of workarounds;

viii. Generating a Problem Record from an Incident;

ix. Recording all information on the details of the Incident and the corrective action for later statistical analysis as part of the Problem Management process.

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I.3.5 Specific responsibilities related to Incident Management Reporting

Supplier’s responsibilities include the following:

1. Provide regular progress notifications to Company on all current Incidents and Service Requests. The frequency of such notification is determined by the Severity Level of the Incident or Service Request as determined using the definitions given in Attachment 3-F to Exhibit 3 (Service Level Management).

2. Provide prompt notification to Company of system outages on critical systems; and otherwise provide affected Authorized Users with regular and timely progress updates that clearly indicate the following:

a. Nature of the Incident.

b. Estimated time to completion.

c. Potential short-term alternatives.

3. Maintain communications and provide reports to Company, Service Desk and, as necessary, Third-Party Vendors from the time an Incident is identified through resolution, and, as necessary, through any follow-up communication and work required post-resolution.

4. If Supplier believes an Incident cannot be resolved, communicate the nature of the Incident to the appropriate level within Company as directed by Company, which includes:

a. Communicate the reasons why Supplier believes the Incident cannot be resolved and supply Company with suggested alternatives;

b. Close Incidents in accordance with Company Policy.

5. In the event there is a recurrent Incident, at Company’s request, conduct meetings to address Supplier’s Incident Management activities.

6. Report on corrective actions taken for all Service related Incidents identified by Company as misrouted, incorrectly coded, or otherwise incorrectly handled.

7. For critical periods such as post implementations new releases, major projects, and other business critical periods, provide hourly data to allow detailed analysis of Service related Incidents and Service Requests.

I.4 PROBLEM MANAGEMENT

Supplier shall provide Problem Management in connection with Problems relating to the Services. Supplier’s responsibilities include the following:

1. Resolve those Problems arising from or related to the Services.

2. Use Company’s Problem Management Process and Tools to reduce the recurrence of Incidents.

3. Communicate the Company’s Problem Management Process within Supplier Personnel.

4. Integrate Supplier’s Problem Management process with Company’s Problem Management Process, where the processes interact.

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5. Manage the effective entry of data into Problem Tracking System and escalate to Company for prioritization and approval of resolution.

6. Support the effective execution of root-cause analysis.

7. Manage and resolve any deviation from the effective management of Problems.

8. Participate in information exchange between and among Supplier and all Third-Party Vendors, which will drive continued improvement in end-to-end Problem Management.

9. Conduct regularly scheduled Problem Management meetings to prioritize the resolution of Problems.

10. Facilitate activities to determine root cause of Problems and identify Action Items that will prevent recurrence.

11. Regularly analyze Incidents to identify reoccurring Problems.

12. Verify that Problem resolution and corrective actions taken are sufficient to confirm that root causes identified do not reoccur in same or similar environments. This includes update of manuals, procedures and other documentation.

13. Verify that Company, Supplier and all Supplier Personnel are implementing Action Items identified above in an expedited fashion.

14. Escalate to appropriate management within Company and Supplier if Action Items are not being closed, regardless of whether Supplier is responsible for closing the Action Item.

15. Document and publish Problem Management meetings status reports to Company and Supplier.

16. Continuously perform trend analyses on the volume and nature of Problems in order to identify areas for improvement, and report on the trend analyses and improvements to Company and Third-Party Vendors on at least a quarterly basis.

17. Implement measures to avoid unnecessary reoccurrence of Problems.

18. Track and manage all Problems related to the Services.

19. Coordinate Problem tracking efforts and notifications to the Service Desk relating to Services; and maintain regular communications between all parties until Problem resolution.

20. Retain overall responsibility and ownership of Problems relating to the Services until the Problem is closed subject to Company approval, including monitoring and escalating the status of each Problem until all Actions Items are completed.

21. Emphasize the elimination or timely resolution of, Problems relating to Services; maintain clear accountability and meet specified Service Levels.

22. Categorize and document the relative importance of each Problem and manage the Problem according to the agreed classification and prioritization criteria.

23. In the event there is a recurrent Problem, at Company’s request, conduct meetings to address Supplier’s Problem Management activities.

The Company’s Problem Management System will be used to manage information for each Problem submitted to and originating from, Supplier, Company or Third Party Vendor.

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I.4.1 Problem Management Reporting

Supplier’s responsibilities include the following:

1. Provide monthly reports in a format approved by Company as described in Exhibit 12 (Reports).

I.4.2 Communication and Notification

Supplier’s responsibilities include the following:

1. Maintain communications and provide information through the Service Desk to Company and affected Authorized Users and, as required, to Third-Party Vendors from the time a Problem is identified through its resolution. As necessary, provide any follow-up communications and report any required post-resolution work.

2. Track and report any backlog of uncompleted Action Items on at least a weekly basis to the Problem Manager or more frequently as requested by Company.

3. Provide the Company Management team with weekly and ad hoc electronic reports on Problems.

4. If Supplier believes the root cause for the Problem can not be found or if there are no Action Items, communicate this to the appropriate level within Company as directed by Company and:

a. Supply Company with suggested alternatives.

b. Obtain Company approval before closing the Problem.

I.4.3 Escalation

Supplier’s responsibilities include the escalation of unresolved Problems or open Action Items according to Company Processes.

Escalation procedures, in addition to any other Company requirements, shall reflect and describe:

1. The Classification of the Problem.

2. The location of the Problem and the impact.

3. The Problem or Action Item owner.

I.5 CHANGE MANAGEMENT

Change Management will protect the production environment and its services. All changes to Configuration Items must be carried out in a planned and authorized manner. This includes identifying the specific Configuration Items and Services affected by the Change, deploying the Change, testing the Change, and having a back-out plan should the Change result in an unexpected state of the Service.

Supplier’s responsibilities include the following:

1. Provide Change Management Services in accordance with Company Policies.

2. Perform Change Management coordination:

a. Ensure proper authorization of Change Requests.

b. Escalate to Company any issues arising from the decision to stop a planned Change.

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c. Manage and conduct the review of any Change failures and provide a strong interlock between Change Management, Incident Management and Problem Management Processes so that post-Change issues can be linked to the Change activity where relevant.

d. Ensure any deviations to the Change Process regarding Configuration Items are specified by Company (within Company’s Tools/databases or otherwise) as regulated is a non-conformance, and must follow Company Non-conformance Process. Deviations to non-regulated Configuration Items during the conduct of a Change are not required to follow the Company Non-conformance Process but must be reported to the applicable change manager for appropriate resolution.

e. Facilitate and lead information exchange between and among Supplier and Company in order to support an effective end-to-end Change Management process. Supplier shall not approve Changes that (i) may adversely affect the function or performance of, or decrease the resource efficiency of, the Services, (ii) increase Company’s costs or fees, or (iii) impact the way in which Company conducts its business or operations, without obtaining prior Company approval via the Change Advisory Board (CAB).

I.5.1 General

Only authorized Personnel may perform roles as defined in accordance with Company Policies in a Regulated environment.

Supplier’s responsibilities will include the following:

1. Raise and record Changes.

2. Assess the impact, costs, benefit, and risk of the proposed Changes.

3. Maintain compliance with Company Policies in the implementation of Changes.

4. Obtain prior approval from Company for any Changes in accordance with the Company Change Management Process.

5. Perform all Changes in Company’s IT environment pertaining to the Services, including Changes to individual components and coordination of Changes across all components.

6. Make all Changes in accordance with the Company Change Management Process and procedures approved by Company.

7. Monitor and report on the Change implementation.

8. Review and close all Changes.

9. Collect data on every Change attempted, including:

a. The reason for Change.

b. Detailed description of Change.

c. Whether the Change was successful from the perspective of the Authorized Users of the affected System.

10. Summarize the Changes made each week and report the information to Company on a weekly basis.

11. Capture all Change data and make it available to Company.

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12. Provide an audit trail of any and all Changes to the production environment in order to determine the Change made and the authorization to make the Change.

13. Conduct Post Implementation Reviews on Changes as requested by Company.

14. Confirm that all Changes performed to financial Applications (as defined by Company) are performed to Company’s specifications provided to Supplier as Company determines necessary to conform to regulations as set forth in the Sarbanes-Oxley Act.

15. Ensure that Change Management achieves:

a. Efficient implementation of Changes.

b. Clear accountability.

c. Minimization of risk.

d. Minimization of business disruption.

e. Effective coordination and communication.

I.5.2 Change Management

Supplier’s responsibilities include the following:

1. Make any Changes necessary to provide the Services and to meet all required Service Levels in accordance with the Company Change Management Process.

2. In an emergency, gain approvals from the Change Advisory Board/Emergency Committee to effect a Change in accordance with the Company Change Management Process.

3. Designate and maintain clear ownership for individual Changes throughout the process.

I.5.3 Change Management Process and Procedures

Supplier’s responsibilities include the following:

1. Participate in Company’s Change Advisory Board (CAB) meetings as prescribed by Company Policies.

2. Submit proposed Changes in advance to Company. At a minimum, each submitted proposed Change will include:

a. A description of the Change.

b. The purpose and justification for the Change, including any corresponding Service Request, Incident, or Problem identifiers.

c. A list of Services, Authorized Users, and Third-Party Vendors potentially affected by the Change.

d. The proposed schedule, including implementation dates and approximate times for determination of any existing conflict with business events.

e. The proposed implementation procedures.

f. A rating of the potential risk, business impact, and/or complexity of the Change.

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3. Where a proposed Change represents a potentially high risk or high impact to Company’s operations or business, or at the request of Company, Supplier will also:

a. Include a comprehensive end-to-end test plan (including clear Change acceptance criteria), notification and escalation lists, and work-around plans.

b. Include a comprehensive contingency plan, including a back-out plan and procedures (with specific criteria to initiate the execution of the back-out plan).

4. Verify compliance with Company Policies.

5. Review proposed Changes and schedules with Company, and obtain all necessary approvals for proposed Changes.

6. Coordinate with Company the impact on all affected Third Parties and designated representatives at Sites potentially affected by a Change in order to minimize disruption of normal business processes.

7. Control system Changes and activities required by moves, upgrades, replacements, migrations, and so forth.

8. Include rollout, testing, and roll-back plans for every Service Request for Change.

9. Provide information to Company in accordance with the Company Change Management Process on the outcome of any Service Request for Change and the updated status after each Change is implemented.

10. Update all operational and other documentation affected by the Change.

11. Report the status of scheduled Changes, including maintaining a comprehensive list of projects and dates.

12. Collect data on every Change attempted, which includes the following:

a. The cause of any Incidents, measures taken to prevent recurrence, and whether the Change was successful from the perspective of the Authorized User or Third Party affected by the Change.

13. Conduct Post Implementation Reviews (PIR) on Changes, if requested by Company.

I.5.4 Maintenance Periods

Supplier’s responsibilities include the following:

1. Perform routine maintenance of Systems for which Supplier is responsible during regular periods scheduled in advance and approved by Company.

2. Publish to Company an approved annual maintenance window schedule for the upcoming year that will be published by January 1st.

3. Provide at least thirty (30) days prior notice to Company of the maintenance to be performed during scheduled maintenance windows.

4. Change scheduled maintenance windows at Company’s request and upon reasonable notice.

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5. Schedule Outages for maintenance, expansions, and modifications during hours that meet Company’s business needs.

6. Allow Company, at any time at its discretion, to specify “freeze” periods during which the Supplier will not make any Changes.

7. If there is a need for emergency systems maintenance, provide Company with as much notice as reasonably practicable (Company has the final change authorization), and perform such maintenance so as to minimize interference with the business and operational needs of Company.

8. Fully test Changes to the IT environment and resolve faults, if possible, prior to production startup, including inter-operability testing.

I.5.5 Change Management Reporting

Supplier’s responsibilities include the following:

1. Create and maintain a Forward Schedule of Change (FSC) of upcoming Releases and Changes as part of Company’s Change Management Process.

2. Provide reports in a format agreed with Company as described in Exhibit 12 (Reports).

3. Participate in regularly scheduled Change Advisory Board (CAB) meetings with Company and Third-Party Vendors as described in Exhibit 6 (Governance). Review proposed Changes and schedules through a formal walk-through process with Company and Third-Party Vendors, and obtain all necessary approvals for proposed Changes.

I.6 CONFIGURATION MANAGEMENT

The Configuration Management service provides a logical model of the IS Infrastructure by identifying, controlling, maintaining, reporting, and verifying the versions of all Configuration Items (“CIs”) tracked in the CMDB.

Supplier shall follow the Process for Configuration Management as articulated at a process level in Company Policies and further defined for the CMDB.

The Supplier’s responsibilities include:

1. Maintaining accurate configuration data for the Configuration Items — including Equipment, Software and Applications — used to provide the Services.

2. Determine what types of CIs are to be included in the CMDB in accordance with Company Policies.

3. Verify that only authorized and identifiable Configuration Items are accepted and recorded throughout the CI life cycle.

4. Reproduce the configuration status of the Configuration Items at any point in time throughout its life cycle via ad hoc and standardized reporting ISM tool.

5. Use the Configuration Management Process to identify, control, maintain, and verify the Configuration Items approved by Company to provide the Services.

6. Verify that approved Configuration Items types are being incorporated into the CMDB Tool. Supplier must verify that this incorporation is being performed on a continuous basis.

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7. Maintain the CMDB containing mandatory and optional fields specified by Company according to their corresponding dependent processes and specify the appropriate Configuration Item dependencies.

8. Implement and perform a process consistent with Company Policies to validate the integrity and currency of Supplier’s entries into the CMDB on a periodic basis by comparing and reconciling the content of the CMDB against the Configuration Items in the physical environment, via comparisons against online monitoring and management Tools which depict the physical environment. If a discrepancy is found, take corrective action through the Change Management Process.

9. Perform physical audits of all Equipment, Software, and Applications in the CMDB relating to the Services in order to:

a. Verify the existence of Configuration Items recorded in the CMDB.

b. Check the accuracy and completeness of the records in the CMDB.

c. Identify any Configuration Items not recorded in the CMDB.

10. Take corrective action through the Incident Management Process if a physical audit identifies any deficiency in the accuracy or completeness of the records in the CMDB.

11. Establish a baseline of Configuration Items before release into a Development, Test, or Production environment.

12. Provide a representative in the global Company CMDB governance team (IS Configuration Managers).

I.6.1 Reporting

Supplier shall provide the reports specified in Exhibit 12.

I.7 RELEASE MANAGEMENT

Supplier shall provide Release Management in connection with the Services. The goal of CI Release Management is to take a holistic view of a Change to a Service and to verify that all aspects of any rollout of new Configuration Items, including Equipment, new versions of Software, and/or new documentation, whether created in-house or by a Third Party (each, a “Release”), both technical and non-technical, are considered together.

Supplier will communicate the Company Release Management Process to Supplier Personnel and, upon Company’s request, to Third-Party Vendors.

I.7.1 General

Supplier’s responsibilities include the following:

1. Plan and oversee the successful roll-out of new and changed Software as well as associated Hardware and documentation.

2. Ensure each new Release is operationally supportable and Authorized Users are adequately trained in accordance with Company Policies.

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3. Provide liaison with the Change Management team to agree the exact content and roll-out plan for each Release.

4. Verify and ensure that all items being released are secure and traceable via the CMDB and asset management Systems.

5. Manage Authorized Users’ expectations of Releases and roll-outs.

6. Integrate Supplier’s Release Management Process with Company Release Management Process and Third-Party Vendors’ Release Management processes, where the processes interact.

7. Integrate Supplier’s Release Management Process with Supplier’s other Service management processes, especially Change Management, Configuration Management, and IT Service Continuity Management.

8. Comply with Company Policies, including Security and Company’s Release Policy.

9. Establish a Release and distribution process so that any Change to the Services is controlled, tested, traceable, authorized, and implemented in a structured manner.

10. Maintain a secure Definitive Hardware Store that stores definitive hardware spares and maintains them at the same level as the live location, including recording their details in the CMDB.

I.7.2 Release Management Requirements

Supplier’s responsibilities include the following:

1. Produce Release impact assessments in support of Company’s Release planning. The impact assessment should include expected Incident volumes, on-going support costs, and potential staffing impacts of new Releases.

2. Develop implementation and back-out plans for Supplier-managed requests for Change that will be included in a Release.

3. Build, test, implement, and, if necessary, back out all Releases.

4. Resolve all Release issues that pertain to Supplier.

5. Follow all applicable Company Standard Operating Procedures

6. Establish measurement processes to record the success and failure of Releases, including recording Incidents related to Release activities in the period following a Release.

7. Assign a Release manager as a single point of contact for Supplier’s Release Management Process.

8. Assign a single point of contact for each requested Release.

9. Provide proper testing for all Releases going into the managed environments.

10. Manage the functions and work activities associated with Release Management, including:

a. Create Release plans and perform tracking and oversight functions to support the plans.

b. Coordinate the design, build and configuration of the Release.

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c. Ensure the Release has been sufficiently documented, and knowledge transfer occurs to Company’s support Personnel.

d. Coordinate Release acceptance activities with Company.

e. Develop and implement a rollout plan for the Release.

11. Develop and coordinate Release communications, preparation and training activities.

12. Coordinate distribution and installation of Releases.

13. Ensure only authorized Supplier Personnel have access to Release Changes into production Systems.

14. Provide updates to Company regarding Release status.

15. Verify that Configuration Management updates are performed as part of Change activity.

I.7.3 Reporting

Supplier’s responsibilities include the following:

1. Provide a Release reports in a format agreed with Company as described in Exhibit 12 (Reports).

2. Provide Company with the notices detailed in the Company’s Release Management Process for each Release.

I.7.4 Pre-Production Testing

Supplier will substantiate that an integrated pre-production test has been successfully completed prior to migrating code into the Company’s production environment from any development environment, including that of Supplier, Company, or any other Third-Party Vendor, in each case, where the production environment relates to systems managed by Supplier.

1. Verify that Projects are ready to move into production.

2. Confirm that the following tests have been completed:

a. Compatibility testing for any Commercial Off-the-Shelf (COTS) and custom-developed Applications;

b. Unit and functional testing;

c. Systems integration testing;

d. LAN/WAN connectivity testing;

e. Load/stress testing including performance and volume testing;

f. Application inter-connectivity testing which simulates Company’s production environment.

3. Coordinate the resolution of infrastructure-integration-related issues.

4. Verify compliance with the Company’s quality assurance procedures.

5. Verify all required testing documentation has been completed.

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6. Monitor and review testing errors in order to improve test models over time.

7. Log test results.

8. Conduct a walk-through of test results.

9. Review the stress test results to verify that the projected additional Capacity fits within the projected Capacity utilization.

10. Provide knowledge transfer to the Application maintenance team, as applicable.

II. CROSS FUNCTIONAL – SERVICE DELIVERY SERVICES

II.1 AVAILABILITY MANAGEMENT

Availability Management will optimize the capability of the IT Infrastructure and the supporting organization to deliver a cost-effective and sustained level of Service Availability that enables the business to satisfy its objectives.

II.1.1 General

Supplier’s responsibilities include the following:

1. Optimize Availability by collecting, monitoring, analyzing, and reporting on all key elements of Availability.

2. Meet Company’s Availability requirements.

3. Predict and design for expected levels of Availability and Security, as well as producing the Availability plan for Supplier’s Services.

4. Continuously review and improve Availability.

5. Operate and maintain an Availability Management Process to plan, implement, measure, and manage the Availability and reliability of the Services to confirm that the levels of Availability and reliability consistently meet Company’s business requirements and objectives.

6. Integrate the Supplier Availability Management Process with Company’s Availability Management Processes, where the processes interact.

II.1.2 Requirements

Supplier’s responsibilities include the following:

1. Provide the levels of Availability and reliability of the Services in compliance with the Service Levels, at optimum cost. The Architecture should confirm that the introduction of new layers of complexity does not compromise overall reliability.

2. Implement the Availability plans after their approval by Company.

3. Produce Availability and reliability impact assessments with respect to Change Requests and Work Orders in accordance with Service Levels.

4. Produce Availability and reliability trend analyses.

5. Manage the monthly number of Availability-related Incidents to trend downwards each year in accordance with the Service Levels.

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6. Cooperate with Company and its Third-Party Vendors to provide end-to-end Availability and reliability of the Services to Authorized Users.

7. Retain at least 24 months of Availability and reliability source data to enable trend analysis and to make such data available to Company subject to the capability of the Tools selected by Company to store such data after the retirement of the ISM Tool.

8. Provide early warning or advice to Company of potential or actual Availability and reliability issues. Supplier will provide additional advice as the potential increases and as the threat becomes more imminent.

II.1.3 Reporting

Reports are defined in Exhibit 12 (Reports). Supplier’s responsibilities include the following:

1. Provide prompt notification of Outages related to the Services that affect Authorized Users.

II.2 CAPACITY MANAGEMENT

Capacity Management will assess the future business requirements (the required service delivery), the organization’s operation (the current service delivery), the IT Infrastructure (the means of service delivery), and will confirm that, with respect to Supplier’s Services, current and future capacity and performance aspects of the business requirements are provided cost-effectively.

II.2.1 General

1. Capacity Management, as described in this Statement of Work, is the primary responsibility of Supplier.

2. Supplier will apply Capacity Management to all aspects of the Services.

II.2.2 Requirements

Supplier responsibilities include the following:

1. Formally review capacity requirements as part of Company’s normal business planning cycle.

2. Verify that there is adequate IT capacity to meet the required levels of Service.

3. Manage IT capacity to the demand for the Services.

4. Work with Company to achieve optimal utilization of IT capacity.

5. Provide additional capacity or advise Company regarding the need for additional capacity, as appropriate.

6. Monitor resources and system performance, system utilization, capacity limits, and expected capacity needs, and record that information in the Capacity Management Database.

7. Determine capacity requirements of new Systems relating to Services to determine the necessary computer and network resources required, and then size such new Systems taking into account hardware utilization, performance Service Levels, and cost (minimizing cost to Company).

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8. Utilize new Hardware and Software products in Capacity Management in order to improve the efficiency and effectiveness of the process, as part of the continuous improvement and evolution of the Services.

9. Carry out performance testing of new Systems to confirm that such Systems meet planned performance and utilization expectations and requirements.

10. As requested by Company or as needed to deliver the Services, propose Service Levels that are maintainable and cost-justified.

11. Tune Systems to achieve optimum use of all hardware and system Software resources.

12. Perform ad hoc performance and capacity studies as requested by Company or as needed to deliver the Services.

13. In support of the overall environment (including ADM activities), estimate applicable resource requirements, including impact on the capacity with respect to Supplier’s Services.

14. Deploy proactive Capacity Management Processes wherever practicable to do the following:

a. Prevent Incidents and Problems related to resource utilization from occurring.

b. Trend current system and resource utilization and estimate future utilization.

c. Validate and verify that planned Changes affect only the foreseen resource impact.

15. Utilize reactive Capacity Management whenever necessary to facilitate successful performance of the Services.

16. Monitor new technology applicable to the Services and incorporate technological development, advances, and evolution into the Services.

17. Align Capacity Management and the Supplier’s IT business plan with Company’s Long-Range IT Plan.

18. Apply Capacity Management Tools, data, reports, and disciplines to Incidents and Problems relating to poor performance as an active member of teams working to resolve such Incidents and Problems.

19. Align Capacity Management outputs with the Service Levels and other performance requirements documented in the Agreement.

20. Actively include Capacity Management in the Change Management Process to assess all Changes for their impact on the capacity of the Systems and provide appropriate feedback to those submitting Changes.

21. Incorporate work schedules and dependencies between elements of the Services into Capacity Management planning.

22. Perform short-term Capacity demand management as required to maintain delivery of the Services during failures, spikes in demand, or other spontaneous events.

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23. In consultation with Company, lead Capacity demand management activities to encourage Authorized Users to make the most efficient use of the Services and to assist Company to minimize its costs while maximizing the value it receives from the Services. This includes developing Capacity demand management models and making recommendations to dampen Authorized User demands on systems, when requested by Company.

II.2.3 Capacity Planning

1. Assist Company in forecasting Company’s Capacity requirements and in monitoring and validating the Capacity forecast against Company’s actual utilization.

2. Proactively develop and deliver to Company forecasts of growth and other changes in response to the projected Company business and operational needs disclosed by Company to Supplier on an annual basis, or more frequently as Company may request subject to the Change Control Procedures.

3. Work with Company to maintain knowledge base of future Capacity demand for the Services, and predict the effects of such demand on Service Levels.

4. Review Company’s business strategies, business plans, and financial plans and validate that Capacity Management requirements align with those plans.

5. On an agreed schedule or as requested by Company, revise the Capacity planning model based on actual performance.

6. Use appropriate types of modeling in support of business planning, IT planning, and Capacity and utilization studies, where such modeling will include:

a. Make estimates based upon experience and current and historical resource utilization experience.

b. Pilot Projects.

c. Benchmarking

d. Prototype development.

e. Analytical modeling.

f. Simulation modeling.

g. Baseline models.

h. Trend analysis.

II.2.3.1 The Capacity Plan

The capacity plan (“Capacity Plan”) will document the current levels of resource utilization and Service performance, and forecast future requirements accounting for Company business strategies and plans. The Capacity Plan must clearly document assumptions and include recommendations quantified in terms of resources required, costs, benefits, impact, and any other terms required by Company.

Supplier’s responsibilities include the following:

1. Produce or update the Capacity Plan in conjunction with Company’s business planning cycle.

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2. Include the Capacity Plan in Supplier’s annual publication of the IT business plan.

3. Incorporate Company’s Capacity planning recommendations into the Capacity Plan.

4. Be forward-looking by twelve (12) months unless otherwise specified by Company.

II.2.4 Business Capacity Management

Company employs business Capacity Management to facilitate alignment between its future IT requirements and future business requirements.

1. Supplier will participate as needed in Company’s business Capacity Management planning processes.

2. Supplier’s participation in business Capacity Management will be sufficiently responsive so as not to impede Company’s normal business planning cycles.

3. As part of Company’s Service Level Management, as requested by Company, Supplier shall provide Company with Service Level targets that have the ability to be monitored and upon which the design of the Services has been based.

II.2.5 Service Capacity Management

Supplier is responsible for Service Capacity Management (the management of the performance and capacity of the Services as used by Authorized Users).

Supplier’s responsibilities include the following:

1. Investigate and research threshold breaches and near misses to determine what remedial action should be taken; then plan and perform such remedial actions through the Change Management Process.

2. Employ regular monitoring, identification of exceptions, and manual review of reports and trends.

II.2.6 Resource Capacity Management

Supplier is responsible for resource Capacity Management, which shall include the management of the performance and capacity of the components comprising the Services.

Supplier’s responsibilities include the following:

1. Maintain an understanding of the capacity and utilization of each of the IT components that Supplier manages, including hardware and Software licenses.

2. As necessary to provide optimum resource usage (hardware, Software, circuits, etc.) in the delivery of the Services, install hardware and Software monitors, properly configure those monitors, and collect the resultant data.

3. Upon request, estimate the resource and utilization effects of planned Changes.

4. Reactively respond to Incidents and Problems that are caused by a lack of resource or an inefficient use of a resource.

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5. Proactively identify components that are susceptible to failure and recommend cost-effective solutions for Company’s consideration and possible approval.

6. Publish regular Capacity Management reports to Company as set out in Exhibit 12. Such reports will include current/recent utilization (and trends) compared to normal utilization, Service Levels, and previously identified baselines.

II.3 SERVICE LEVEL MANAGEMENT

Service Level Management will maintain and gradually improve business-aligned IT Service quality through a constant cycle of agreeing, monitoring, reporting, and reviewing IT Service achievements and through instigating actions to eradicate unacceptable levels of Service according to the Severity Levels, as described in Attachment 3-F (Severity Levels) to Exhibit 3 (Service Level Management). Supplier will provide Service Level Management as set out hereafter and further described in Exhibit 3 (Service Level Management).

Supplier’s responsibilities include the following:

1. Management and administration of Service Levels and Operational Level Agreements (OLAs) to ensure alignment with this Agreement, Company Policies and Company’s business requirements. Operational Level Agreements apply only to the Service Towers supported by Supplier. OLAs are managed and administered by Company.

2. Develop and maintain library/repository of Service Level Agreements and Operational Level Agreements ensuring integrity of documents.

3. Ensure Operational Level Agreements align with global standard response and resolution times, as set forth, from time to time, in Company’s common knowledge database for Incidents and target delivery times for Service Requests.

4. Provide ad-hoc Service performance reporting capability.

5. Participate in end-to-end Service measurement methodology.

6. Provide Service Level reports as set out in Exhibit 12.

7. Facilitate quarterly Service reviews including metrics analysis to IS management and, at Company’s request, Authorized Users.

8. Oversee Service improvement initiatives resulting from service review recommendations and/or metrics analysis.

9. Identify, communicate and ensure root cause analysis and resulting corrective action occurs for all Service Level Agreement breaches.

II.4 IT SERVICE CONTINUITY MANAGEMENT

Supplier will support the overall Business Continuity and Disaster Recovery process by ensuring that Services operations can be recovered within required and agreed business time scales. Supplier must provide IT Service Continuity Management as described in this Agreement.

II.4.1 Business Continuity

Company will retain responsibility for its Business Continuity plans and management activities and will approve the Supplier’s activities in advance.

Supplier’s responsibilities include the following:

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1. Update, maintain, manage, test and implement any portion of the Business Continuity plans and activities and Company’s DRPs that relate to the continued provisioning of the Services.

2. Work with Company to ensure that there is the proper linkage between the Business Continuity plan and Company’s Disaster Recovery Plans, on the one hand, and Supplier’s Disaster Recovery Plans (“DRPs”), on the other hand, to make them holistic and integrated.

II.4.2 Disaster Recovery Planning

Supplier shall establish, implement and maintain DRPs for the Services. Company will approve all such DRPs and modifications to such DRPs.

Supplier’s responsibilities include the following:

1. Participate in the execution and maintenance of Company’s DRPs for the Services.

2. Upon Company’s request, participate in analysis of Company’s DRPs, including recommendations to address any perceived gaps.

3. Develop and implement its DRPs and participate in analysis of Company’s DRPs using Supplier’s best practices and standards for companies of similar industry, size, and services.

4. Maintain and continually enhance Supplier’s DRPs throughout the Term, including enhancements required due to the introduction and use of new technologies (Equipment, Software, Applications, etc.), Resource Units, processes, business functions, locations, and priorities.

5. Company will maintain a list of Application tiers and Supplier will ensure that the Supplier’s DRPs are aligned with the tiers in accordance with Company Policies.

6. Work with Company to incorporate Security measures, as defined for normal operations, into the Supplier’s DRPs.

7. Provide to Company and maintain a list of Key Personnel contacts and notification procedures relating to Business Continuity plans, DRPs, related communications and other activities that are the Supplier’s responsibility.

8. Promptly inform Company of any Disaster or any suspected disaster in accordance with Company’s procedures.

9. Inform Company of any material change to Services that affect Company’s DRPs or Business Continuity Plan.

II.4.3 Disaster Recovery Testing

Supplier’s responsibilities include the following:

1. Establish joint test objectives with Company designed to verify that Company’s Systems will be available within an established timeframes and with data loss not to exceed Company’s requirements.

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2. Test all components of its DRPs at least annually. As directed by Company, Supplier shall participate, in cooperation with Company, its designees, any testing and recovery providers, and any other Third-Party Vendors providing Services to Company, in any testing of Company’s DRPs.

3. Schedule testing dates for its DRPs with Company’s approval and give Company and its representatives the opportunity to observe and participate in the tests.

4. Continue to operate and manage the Services during periodic Disaster Recovery tests.

5. In the case of Supplier DRP testing, provide Company with and, in the case of Company DRP testing participate in the compilation of the test results from within fifteen (15) days of each test. At a minimum, this compilation (to the extent applicable to Supplier’s role in the testing) should include:

a. The results achieved.

b. A comparison of the results to the measures and goals identified in the respective Business Continuity plan.

c. A report on the feedback from Authorized Users as to the adequacy of continuity for their respective areas.

d. A plan and a schedule to remedy any gaps revealed during testing.

6. Retest or participate in retesting, where applicable, within ninety (90) days if any disaster simulation fails to achieve specified results as a result of Supplier’s failure to perform its responsibilities.

7. Update Supplier’s DRPs and/or participate in updating of Company’s DRPs upon re-testing and verify that the remedy was successful.

II.4.3.1 Disaster Recovery Activities

Supplier’s responsibilities include the following:

1. Report Disasters (or potential Disasters) to Company immediately upon identification based on parameters defined in the DRPs, and consult with Company for an official declaration of a Disaster as appropriate.

2. For all facilities where Supplier has oversight responsibility, declare Disasters in accordance with procedures existing at the time of declaration and notify Company of situations that may escalate to Disasters as soon as practicable.

3. Execute the Supplier’s DRPs or Supplier’s required activities pursuant to Company’s DRPs including:

a. Operate the Equipment:

b. Restore the Software.

c. Verify that data is recovered to the appropriate point in time.

d. Provide all other functions associated with the Services.

4. In accordance with the Supplier’s DRPs and/or Supplier’s required activities pursuant to Company’s DRPs, determine what resources to deploy.

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a. Conduct, supervise, and administer the operation and implementation of such resources.

5. Provide additional resources as necessary to maintain provision of the Services for unaffected areas and re-align technical resources to maintain Business Continuity.

6. Following any Disaster, participate in post-Disaster meeting with Company in order to understand the cause of the Disaster, (if necessary) restore Services to pre-Disaster Service Levels, and develop plans to eliminate or mitigate future occurrences.

7. Whether a DRP exists or not, at a minimum, restore the Services within a timeframe that is expected in the industry from large, well-managed outsourcing services companies.

II.4.4 Other Disaster Recovery Activities

Supplier’s responsibilities include the following:

1. At all times, maintain strict compliance with the Disaster Recovery policies, standards, and procedures contained in Company’s and Supplier’s DRPs.

2. Train Supplier Personnel in Disaster Recovery Procedures, and implement a process to obtain immediate access to such procedures in a Disaster situation.

4. For Services, provide and maintain backups; file recovery capabilities; and historical files of data and Software (including source code) utilized to process data. Additional responsibilities will include the following:

a. Adhere to the time periods specified for backups and recovery in the DRP.

b. Use magnetic media or other media approved by Company.

c. Provide off-site storage in a secure facility.

d. Perform such functions in accordance with standards and procedures in the DRPs, and being no less stringent than the standards and procedures used at well-managed companies that provide similar backup and recovery features for similar Services.

5. Support Connectivity to Company’s mission-critical production Network and the production host Systems, or to the contingency Network and the recovery Sites as required by the DRPs.

6. Provide design and other consulting support for networking requirements at the contingency Site, including such support for local Connectivity to required servers and printers.

7. Support Connectivity from the contingency Site to all external suppliers, Third-Party Vendors, and other organizations, as required by the DRPs.

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II.5 IT FINANCIAL MANAGEMENT

Proper IT Financial Management will provide cost-effective stewardship of the IT assets and the financial resources used in providing IT Services. Supplier must provide IT Financial Management Services as described in Exhibit 4 (Pricing).

II.6 SECURITY MANAGEMENT

II.6.1 General

Supplier’s responsibilities include the following:

1. Follow the external regulatory or compliance requirements according to Applicable Laws and Company Policies, and, if applicable, as expressed in the Service Levels described in Exhibit 3 (Service Level Management).

2. Follow the Company’s internal Security requirements according to the Company’s Security Policies, standard Security baselines, as expressed in the Operational Level Agreements.

II.6.2 Information System Security

Supplier’s responsibilities include the following:

1. Company shall define Security requirements based on Company business requirements.

2. Implement, operate and monitor Security controls for its Services that meet Company Security requirements as set out in Company Policies, including the Company’s Information Security Policy. Supplier acknowledges that Company may change its Security requirements and accordingly, from time to time, may assess the effectiveness of Security designs and controls and require changes to such designs and controls to meet new or changing Company Security requirements. All Security controls shall report Security events to Company Information Security using a protocol agreed to by Supplier and Company Information Security.

3. Proactively review the current state of Security threats and vulnerabilities, and shall report such vulnerabilities and threats to Company Information Security for consideration and review.

4. Respond to all Security Incidents, vulnerabilities and threats in accordance with Company Policies.

5. Collect data as requested by Company in support of Company Security investigations.

6. Participate in regular Security penetration exercises performed by a Third Party selected by Company.

7. Limit access to Company information assets to named individuals who are pre-approved by Company. Supplier shall take all reasonable precautions to insure that assets are secured and shall report any breaches of information Security to Company.

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II.6.3 Physical Security

Supplier’s responsibilities include the following:

1. Take all reasonable precautions to ensure that assets under Supplier’s control are physically secured and shall report any breaches of physical Security to Company Corporate Security.

2. Comply with Company’s comprehensive physical Security Management plan for its Services. Supplier shall provide a physical Security Management plan for its Services that will include the following elements:

a. Access to Sites.

b. Secure storage space.

c. Security requirements on Company premises.

d. Access to Supplier’s premises by Company representatives.

e. Restrictions on access.

f. Removal of Supplier Personnel.

g. Background checks as agreed.

III. CROSS FUNCTIONAL – EQUIPMENT AND SOFTWARE SERVICES

III.1 LONG-RANGE PLANNING

Supplier’s responsibilities include the following:

1. Assist in developing and updating the Long-Range IT Plan for Company’s information technology (IT) systems, processes, technical architecture and standards. While Company will be primarily responsible for this Long-Range IT Plan, Supplier will serve as a key collaborator. The Long-Range IT Plan will be developed on an annual basis, and will include a rolling three (3) year projection of anticipated Changes (subject to Company business and planning requirements).

2. Help to understand, develop, and confirm the future business and IT requirements.

3. Assist in projecting future volume, technology, and geographic Changes that could impact Company’s systems and technical architecture.

4. Identify candidates and requirements for the deployment of new technology or the automation of tasks associated with the Services and/or Company’s business processes.

5. Proactively submit proposals regarding new technology and automation to Company for its review and approval.

6. Proactively seek to automate manual tasks associated with the Services and advise Company of such opportunities.

7. Support Company in the discussion and presentation of potential new technology product and service offerings to Authorized Users.

8. Facilitate and encourage active cross-functional, cross-group, and cross-location coordination and communication related to new technology and automation.

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9. Proactively identify strategies and approaches for future IT service delivery that Supplier believes will provide Company with competitive advantages and that may result in increased efficiency, performance, or cost savings.

10. As part of each annual planning cycle, provide specific, short-term steps and schedules for Projects or Changes expected to occur within the first twelve (12) months of each plan.

11. Help to: identify the projects to be performed, define associated high-level schedules, and perform cost benefit analyses.

12. Help to specify the Equipment and Software architecture and standards, and participate in continuously keeping Company’s technical architecture current.

13. Provide access to specialists within Supplier’s organization, as needed, to assist Company in developing and updating the Long-Range IT Plan.

14. Identify industry and technological trends that may impact Company’s Long-Range IT Plan.

15. Help identify and track regulatory issues/Changes that may impact Company’s Long-Range IT Plan.

16. Gather and incorporate the data and lessons learned from the operating environment that may impact Company’s Long-Range IT Plan.

17. Perform trend analysis from the resource consumption data to project future demand that may impact Company’s Long-Range IT Plan.

18. Continually develop and implement tools and processes to improve Service Levels and/or performance of the Services. Tool selection will be in accordance with Company standards and Technical Architecture and Company Policies.

19. Cooperate with Company in researching and implementing automated tools to improve Service Levels and/or performance of the Services. Tool selection will be in accordance with Company Standards and Technical Architecture and Company Policies.

III.2 EVALUATION AND TESTING

Supplier’s responsibilities include the following:

1. With direction and final approval from Company, assume primary responsibility for evaluating and testing Equipment, System Software, and related products or Services prior to their use or deployment in Company’s environment.

2. Participate in evaluations involving new Third-Party products, Application Software, and Services.

3. Provide corporate reports, summaries, and results of its evaluation and testing of Third-Party products and Services that will be stored in the Company standard document management System.

4. Benchmark new types of Equipment and Software (including testing of various configurations and combinations of Equipment and Software) that may be considered for deployment within Company.

5. Determine interoperability and performance measures for specific configurations of Equipment and/or Software, including unit testing, Systems integration testing, Connectivity testing, load testing, and applications integration testing.

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6. Identify, support, and coordinate as necessary with other Company IT functions and Third-Party Vendors, any specific Equipment, Software, and/or telecommunications required for interoperability and performance testing.

7. Support and perform evaluation and testing using Company’s test and development environment in any or all of the following environments prior to deployment:

a. A Supplier test environment will simulate Company’s current Infrastructure or potential environment such that System patches, enhancements, upgrades, Changes, new deployments; integration points will not cause a production degradation, disruption, or failure. The environment will include “off net” capability as well as controlled access to the production Network. The environment should be capable of supporting functional, integration, regression, and load testing. Wherever possible, leverage Supplier’s own laboratories, testing results, and reports in order to minimize the cost of testing to Company.

b. A Company test environment, which may be a test facility, a test domain, or hybrid approach (Company/Third Party Vendor integrated environment) will simulate Company’s current Infrastructure such that System patches, enhancements, upgrades, Changes, new deployments, integration points will not cause a production degradation, disruption, or failure. The environment will include “off net” capability as well as controlled access to the production Network. The environment should be capable of supporting functional, integration, regression, and load testing.

8. Provide a complete test plan for Company’s approval prior to testing.

9. Report test findings and recommendations to Company.

10. Establish criteria that will be used to support the evaluation, technology selection, testing, and so forth for Company’s review and approval.

11. Upon Company request, contract with a Third Party to conduct or to review the test findings and recommendations.

III.3 REFRESH AND TECHNICAL CURRENCY

III.3.1 General

Supplier’s responsibilities include the following:

1. Equipment and Software Refresh as required throughout the Term, for purposes that include meeting Company’s business requirements; preventing technological obsolescence or failure; and accommodating volume Changes, the ability to increase efficiency, the ability to lower costs, and/or the need to maintain the required Third-Party Vendor support.

2. Deploy Equipment and Software associated with any Refresh in accordance with the standards of Company’s Technical Architecture and Long-Range IT Plan.

3. Accommodate the timeframes and other requirements associated with Refresh, as well as the financial responsibility for the underlying assets, as provided in Attachment 4-B (Financial Responsibility/Asset Ownership Matrix) to Exhibit 4 (Pricing).

a. Perform Refresh throughout the Term in accordance with the timeframes, Software license rights and other requirements.

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4. Company reserves the right to modify the Refresh timeframes and requirements during the Term based on its business requirements, subject to the Change Control Procedures.

III.3.2 Refresh Responsibility

Supplier’s responsibilities include the following:

1. Where Supplier is financially responsible for Equipment and Software used in conjunction with the Services, as listed in Attachment 4 B (Financial Responsibility/Asset Ownership Matrix) to Exhibit 4 (Pricing), Supplier’s responsibilities include the following:

a. Refresh the assets during the Term, including responsibility for the assets, the implementation, and ongoing support.

b. At a minimum and/or in the absence of a defined Refresh timeframe, maintain technical currency in accordance with industry standards.

2. Where Company is financially responsible for Equipment and Software used in conjunction with Services, Supplier will implement and support the new assets provided by Company.

3. Regardless of the ownership of underlying assets, the Supplier’s responsibilities include the following:

a. Provide Personnel who are adequately trained in the use of the Equipment and Software to be deployed as part of the Refresh, and provide such training prior to the Refresh.

b. Provide minimal disruption to Company’s business operations associated with technology Refresh.

c. Use best practices and effective automation tools during Refresh deployment.

d. Perform all Changes to Equipment and Software in accordance with Change Management procedures.

III.3.3 Software Currency and Release Levels

Supplier’s responsibilities include the following:

1. Unless otherwise directed by Company, provide and support Software under Supplier’s operational responsibility at the N Release Level.

2. As directed by Company, also support the N-1 Release Level, the N-2 Release Level, and earlier versions of the Software for the longer of the following:

a. The thirty-six (36) month period following version N Release Level’s is available to the general public; and

b. The time the Third-Party Vendor providing the Software ceases to support such version.

3. Use commercially reasonable efforts to support Software that is no longer supported by the Third-Party Vendor.

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4. Provide support for all Software versions and Release levels (including non-standard software and obsolete versions required to run existing business functions) that exist as of the Effective Date until otherwise directed by Company.

5. Maintain a standard current release of Software on Company Systems managed by Supplier:

a. Following each new N Release Level issued by a Third-Party Vendor:

i. Within eight (8) months after the release of a new N Release Level by a Third-Party Vendor, test and evaluate the new release in preparation for upgrading the global eligible recipient environment to the new standard level.

ii. Engage with Company Application teams to understand the Company’s workload required to migrate the production environments to the new Software revision.

iii. Within eight (8) months after the N Release Level, build a deployment strategy and plan, obtain Company approval of that strategy and plan, and begin deployment in compliance with the Company-approved deployment strategy and plan.

b. In partnership with the Software manufacturer, build and maintain a schedule of anticipated Releases of major and minor Releases of Systems Software; and communicate these schedules to the Company Application teams to build awareness and preparedness to perform the necessary testing and porting of Applications into the new standard environments.

c. Develop and maintain relationships with Software suppliers on behalf of Company for the purpose of receiving product roadmaps, lifecycle briefings and other information pertinent to Company Application teams and other decision-makers.

III.3.4 Equipment Refresh Planning

Supplier’s responsibilities include the following:

1. Develop an annual plan for Refresh of the Equipment relating to the Services, including:

a. Within ninety (90) days after the Effective Date and then within sixty (60) days prior to Company’s annual planning process meetings, review the asset inventory and produce a report that lists the assets that are due to be refreshed in the upcoming plan year, and provide such report to Company’s annual planning process.

b. Supplier and Company will consider the usability of the assets and review alternatives to replace, re-lease, consolidate, or retain the assets. Based on the results of this review, Supplier will deliver the initial recommendations regarding such assets to Company within thirty (30) days after the review.

c. For Supplier-owned assets, Supplier and Company will mutually determine whether Supplier will replace an asset and the appropriate replacement date.

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i. If Software Changes are required due to replacement of assets, Supplier, in consultation with Company, will review alternatives for making Changes to such Software.

ii. Such replacement of the assets and Software will be at Supplier’s expense if the replacement is required to facilitate achievement of the agreed upon Service Levels or because the asset is obsolete (that is, replacement parts cannot be acquired or the asset has become unserviceable).

d. For Company-owned and leased assets, based on the planning process outcome and direction established by Company, Supplier will provide a proposal for refresh of those assets (replacement at Company’s expense) to Company.

2. Adhere to Company’s approved plan, and execute that plan utilizing established Service Desk and procurement Processes to initiate Refresh and retirement activities.

a. Provide monthly reports 180 days prior to lease expiration date showing assets to be refreshed with latest data.

b. Notify Company monthly of all open agreements related to assets that are retired or will retire within 180 days of the report date.

3. Track and report on the completion progress of asset Refresh by lease-end date.

4. Update and archive asset records after retirement.

III.4 SERVICE CATALOG

Company may maintain a service catalog consisting of Equipment, Software, and configurations for procurement (purchase and/or lease) or supply to Authorized Users without purchase or lease (as such catalog may be updated, from time to time, the “Service Catalog”).

III.4.1 Service Catalog Contents

Supplier shall provide the following with respect to Service Catalog:

1. Participate in the development of and updates to, the Service Catalog.

2. Comply with fulfillment obligations for its Services, as required by Company with respect to the Service Catalog.

III.5 STANDARD PRODUCTS

A description of Company’s current Standard Products can be found in Exhibit 8 (Technical Architecture and Product Standards). All Equipment and Software included in the Service Catalog are considered to be Standard Products. Supplier shall support Company’s Standard Products list with respect to its Services by providing recommendations to align with the Company’s strategic direction, technical architecture, and Refresh strategy. Supplier shall provide such recommendations not less than annually. Company will retain approval for the Standard Products list and descriptions.

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III.5.1 Standard Products Monitoring and Reporting

Supplier’s responsibilities include the following:

1. Continuously educate Authorized Users about the need and requirements to use Standard Products, including bulletins about upgrade requirements, modification of product support, compatibility issues, Known Problems with nonstandard products, etc.

2. Monitor the environment for the introduction and use of nonstandard products within Company.

3. Where an Authorized User is not utilizing a Standard Product, take proactive steps to inform the Authorized User and include steps the Authorized User should take to obtain a Standard Product or to replace the one currently in use.

4. Use and update the Asset Inventory and Management System to determine the potential use of nonstandard Equipment and/or Software by an Authorized User.

5. On at least a monthly basis, provide a report to Company that lists all Authorized Users that are not using Standard Products, and include the specific use of the nonstandard Equipment and/or Software.

6. Provide information to Authorized Users who will be affected by the elimination of a Standard Product at least twelve (12) months prior to the elimination of a Standard Product from the list. This communication to Authorized Users will include the following:

a. Transmit the information via a broadcast e-mail or post it on the Company Intranet, subject to approval by Company.

b. Provide information regarding the future minimum Standard Product and/or the item in the Service Catalog that should be used as a replacement.

c. Provide information regarding who to contact or where to obtain additional information about the Change to the Standard Product list.

III.6 DELIVERY AND STAGING

Supplier’s responsibilities under this Section apply to Equipment and Software relating to Services and shall include the following:

1. Provide Services associated with the delivery and staging of Equipment and Software regardless of financial responsibility for the underlying asset.

2. Receive Equipment and Software that are delivered in accordance with valid procurement orders from Company; also assist Company in the receiving process as necessary at Company Sites.

3. Perform warehousing functions at the receiving/storage area, such as entering receipt data into Company accounting systems, forklift storage operations, bar code scanning, inventory recording, unpacking, palletizing for disposal, etc.

4. Verify that all contents of the delivery are included according to the valid procurement order.

5. As appropriate and required, notify representatives from Company, Supplier or any Third-Party Vendors that the order has been received; plus complete and forward any required paperwork associated with verifying the receipt and contents of the order to the appropriate Company, Supplier, or Third-Party Vendor Personnel.

6. Provide timely input into the necessary systems to provide accurate billing and order/inventory management to meet generally accepted accounting practices.

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7. After receipt at the initial Site, move or ship all Equipment and Software (if necessary) to the staging Site(s) (and a location within the Site) on a scheduled delivery date that is agreed to with the appropriate Authorized User or Third-Party Vendor.

8. Provide shipping to and from Sites, as required.

a. Include temporary storage and staging facilities for Company when needed.

9. Be responsible for shipment and receipt of Equipment between Company, Supplier, and Equipment manufacturer locations.

10. Verify that the Equipment and Software are stored in a secure area and are not subject to extreme heat, cold, or dampness.

11. Provide all logistics Services (for example, provisioning, Site preparation, etc.) associated with the movement of the Equipment or Software from Third-Party Vendors to staging facilities.

12. After the Equipment and/or Software has reached its final staging destination and prior to its actual installation, Supplier has the following responsibilities (as necessary based on an agreed installation date and plan):

a. Unload, uncrate, and/or remove the packaging that was used to ship and contain the product.

b. Remove all shipping and packaging materials from Company’s premises in an environmentally responsible manner.

c. Assemble and/or test the product, including assembling a complete or partial configuration, if required by the agreed installation plan.

d. Provide the specific configuration required to complete the assembly and/or installation of the Equipment and Software.

e. Use the Company standard configuration for the underlying type of Equipment and/or Software for all new Equipment and Software, unless otherwise approved by Company.

f. Provide configuration specifications and assembly/test instructions to Supplier’s Personnel or Third-Party Vendor in electronic format and/or paper copy as needed.

g. Provide all parts and materials necessary for proper assembly and installation of Equipment, Software and Services, exclusive of electrical power and environmental resources and any other materials specifically agreed with Company or a Third-Party Vendor.

h. Coordinate with all Third-Party Vendors that are supplying peripheral or ancillary Equipment or Software.

i. Provide replacement parts/units to remedy out-of-box failures or Equipment found inoperable during assembly.

III.7 EQUIPMENT AND SOFTWARE MAINTENANCE

Supplier’s responsibilities include the following:

1. Coordinate and manage all Supplier Personnel and, upon Company’s request Third Parties that provide maintenance-related support for Equipment and Software used in conjunction with the Services, and perform these responsibilities regardless of the Party (Supplier or Company) that has financial responsibility for the underlying asset and maintenance expenses.

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2. Perform all maintenance of Equipment and Software in accordance with Change Management procedures, and schedule this maintenance to minimize disruption to Company’s business.

3. Where Supplier is financially responsible for the underlying Equipment or Software maintenance expense, provide—or arrange for qualified Third Parties to provide—maintenance for such Equipment and Software.

4. Provide such maintenance as necessary to keep the Equipment and Software in good operating condition and in accordance with the manufacturer’s specifications, or other agreements as applicable, so that such assets will qualify for the manufacturer’s standard maintenance plan upon sale or return to a lessor.

5. At all times, provide maintenance for Equipment and Software as necessary to meet specified Service Levels.

III.8 SOFTWARE SUPPORT

Specific operational responsibilities for various categories of Software are described in the Statement of Work for each respective Tower, and in Attachment 4-B (Financial Responsibility/Asset Ownership Matrix) to Exhibit 4 (Pricing).

III.8.1 Installation, Upgrades and Changes

Supplier’s responsibilities shall relate to Services and include the following:

1. Install, upgrade, and change all Software relating to Services as required and in accordance with Company Technical Architecture Standards

2. Interface with Company and other Third Parties to promote the compatibility of Software products.

3. Unless otherwise directed by Company, install, upgrade, and change Software to prescribed release levels.

4. Install Third Party-supplied corrections for Third Party Software Problems, which include installation of Third-Party-supplied Software patches as required.

5. Prior to the start of each calendar quarter and subject to the Change Management Process, give written notice to Company of all upgrades and Software Changes that are planned to occur in the following quarter. The Parties will mutually agree in writing on the timing for the implementation of upgrades.

6. Participate in testing, installation, customization, and support of Software with as required by Company.

7. Observe Company Change Management Procedures while implementing Changes, upgrades, or enhancements.

8. For any Changes, upgrades, or enhancements, advise Company of any additional Equipment, Network, environmental, or other requirements needed during integration testing and/or otherwise known to be necessary for the implementation.

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III.8.2 Software Support

Supplier’s responsibilities shall relate to the Services and include the following:

1. Support all in-scope Software, excluding Applications supported by Company or other Third Parties, as required and in accordance with Company’s Technical Architecture Standards and as set out in the Knowledge Transfer Manual (“KTM”).

2. Support Software at prescribed Release levels or as directed by Company. Software currency and Release levels are described in Section 3.3 of Section IV of this Statement of Work, and if required in the Statement of Work for each functional service area or Tower.

3. Maintain a list of documentation that reflects the complexity and diversity of the environment and that enhances the Software support process.

4. Maintain a library of Supplier-supplied and Supplier-developed documentation that identifies the Software supplied by Supplier and the operational support procedures associated with the Software per the KTM.

III.8.3 System and Interface requirements

Supplier’s responsibilities shall relate to the Services and include the following:

1. All Systems Software provided by Supplier will authenticate using a mechanism compliant with Company Policies.

2. All Systems Software provided by Supplier will provide an open interface for the management of authorizations or roles.

3. Supplier systems managing Company information shall maintain existing automation interfaces for Company or Third Parties to bulk load and/or extract information.

4. Supplier systems managing Company workflows shall maintain existing automation interfaces for Company or Third Parties to query, initiate or modify workflow events.

III.9 ADMINISTRATION

III.9.1 Asset Inventory Management

Supplier’s responsibilities shall relate to the Services and include the following:

1. Provide to Company data for Company’s annual records inventory, in the manner, form and content and by the times specified by Company with the accuracy as defined in Exhibit 3 (Service Level Management) and in accordance with Company Policies.

2. Respond in a timely manner to queries and requests concerning the inventory data or supporting information and produce scheduled and ad-hoc reports as necessary.

3. Create new asset records upon receipt of new Equipment or Software and tag in accordance with Company Policies and Procedures

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4. Conduct regular hardware inventory reconciliation via random record-to-floor physical inventory verification in accordance with Company Policies within parameters jointly agreed upon by Company and Supplier.

5. Verify and correct inventory information upon an Authorized User’s request for on-site Service.

6. Continuously update the Asset Inventory and Management System by the following actions:

a. Remove assets that are no longer in use and update asset inventory records accordingly.

b. Modify asset information resulting from asset relocation and/or use by a different Authorized User.

c. Modify asset information due to upgrades and Software updates.

III.9.2 Effective Use of Equipment and Software

Supplier’s responsibilities shall relate to the Services and include the following:

1. Proactively identify strategies and approaches that will result in the elimination of unnecessary Equipment or Software, or modifications to existing Equipment and Software that Supplier believes will provide Company with competitive advantages, increased efficiency, increased performance, or cost savings. (For example: Eliminate redundant Equipment; deploy handsets that can utilize a single line for voice and data; consolidate multiple PCs where a single unit would satisfy Company’s needs, etc.)

2. On a semi-annual basis, formally identify and review with Company the efficiency opportunities that Supplier has observed during the course of providing the Services, and/or review Changes that have already been made with the approval of Company.

3. Make recommendations for increased efficiency regardless of the Party (either Supplier or Company) that has financial responsibility for an underlying asset.

III.10 REDEPLOYMENT AND DISPOSAL OF EQUIPMENT

Supplier’s responsibilities shall relate to the Services and include the following:

1. Perform de-installation and/or re-deployment of Equipment in accordance with Change Management procedures:

a. Comply with archive and quarantine requirements Installs, Adds, and Wipes (IAW) Company Policies.

b. Provide permanent removal of any Company Software or data that may exist on storage media (fixed, removable, or shared) IAW Company Policies.

2. Upon redeployment or disposal of Equipment, make the necessary Changes in the Asset Inventory and Management System.

3. Prior to a new purchase or lease of any Equipment, advise Company of any possibility of re-deploying existing Equipment IAW Company Policies.

4. To the extent the Equipment is owned or leased by Company, Supplier’s responsibilities include the following:

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a. Return the Equipment to a central location or immediately re-deploy Equipment as requested by Company.

b. If the Equipment is to be disposed of and is in usable condition, dispose of the Equipment as directed by Company (for example: Company employee give-away, donations to schools, or charitable organizations, etc.) in accordance with Company Policies.

c. Dispose of unusable Equipment in an appropriate, environmentally responsible manner in accordance with Company Policies.

d. Erase all data and configuration information resident in the computer system, storage components, and/or devices in such a manner that makes the data irretrievable prior to disposing of Equipment.

e. Provide Company with disposal and donation documentation in accordance with Company requirements (e.g., certificates of data destruction, certificates of recycling, transfer of ownership, charitable contribution statements, etc.).

f. Retain disposal and donation documentation and provide Company with periodic and ad hoc reports of Equipment disposition.

g. Pricing and credit amounts for residual Equipment values must be agreed upon and approved by Company prior to disposition.

IV. CROSS FUNCTIONAL – OTHER SERVICES

IV.1 PROJECT MANAGEMENT AND SUPPORT

Project Management and Support will align Projects to Company requirements and deliver Projects to Project requirements in terms of timing, quality, and cost.

IV.1.1 Project Planning

Supplier’s responsibilities shall relate to the Services and include the following:

1. Maintain appropriate levels of industry knowledge in Company’s business, Systems and Infrastructure, in order to manage resources, functional groups, technologies, and other assets to deliver Projects. The knowledge will be obtained and maintained through, among other activities, participation in industry meetings, forums, and conferences at Supplier expense.

2. Assist Company in preparing proposals, plans, and estimates for Projects as requested by Company or as appropriate based on providing the Services. Such proposals and plans will include at a minimum:

a. The business requirements for the work and the Deliverable(s) desired

b. A ROI based business case for the Project

c. The functional and/or technical approach and solution

d. The quantitative and qualitative benefits received by Company as a result of performing the Project

e. The initiator of the proposed Project (either an Authorized User or Supplier)

AMGEN & IBM CONFIDENTIAL	E-2.6 – Page 40 of 44

f. The total number, utilization, and type(s) of FTEs and contractors required for the Project

g. A description of any Equipment, Software, incremental support personnel, or other materials required for the Project and ongoing support.

h. The total elapsed time to complete the Project, including both end-to-end duration and total hours to completion, including any time constraints or material assumptions.

i. The total cost of the Project (including fees paid to Supplier as well as any Retained Expenses), the timing of any payment(s), and what portions of the cost is not included in the Base Charges.

j. The ongoing annual cost of the project post-implementation (including fees paid to Supplier as well as any Retained Expenses and Pass-Through Expenses), the timing of any payment(s), and what portions of the cost is not included in the Base Charges.

k. Any other material assumptions related to the Project, including any support required from Company, its Third-Party Vendors, or any other external vendors.

l. Any other provisions necessary to describe the work needed.

m. A rating of the relative risk of the Project, and possible alternatives to the Project.

3. After Company approves a Project related to the Services, employ a Project Management methodology that will be used as a tool to consistently plan, initiate, control, and implement all projects for all Services (Company embraces RUP as Company’s preferred methodology).

a. Supplier must be experienced with the methodology and have a proven track record of success in using it to manage Projects.

b. Company will approve the methodology prior to deployment.

4. Integrate Supplier’s Project Management Process with the Company Project Management Process and Third-Party Vendors Project Management Processes, where the processes interact, while adhering to Company’s Project Delivery Process to approve and execute Projects.

5. Integrate Supplier’s Project Management Process with Service Management processes, especially Release Management and Change Management.

6. Upon request, participate in Company’s business planning meetings to review operations and business plans, and recommend appropriate IT Services and Projects to support execution of such business plans.

IV.1.2 Project Implementation

Supplier’s responsibilities shall relate to the Services and include the following:

1. Manage all Supplier tasks and resources associated with the Project, and coordinate activities with Company, affected Authorized Users, and affected Third Party Vendors.

AMGEN & IBM CONFIDENTIAL	E-2.6 – Page 41 of 44

2. Make any and all changes associated with the Project in compliance with Company-approved Change Management procedures.

3. Use project management Tools and methodologies, and employ a regular reporting mechanism to identify project tasks, to present current status reports and next steps, identify and manage risks and issues, and identify potential bottlenecks and Problems.

4. Communicate Project status as part of standard Change Management meetings with Company, and as necessary to affected Authorized Users and Third-Party Vendors.

IV.2 QUALITY ASSURANCE

The goal of quality assurance is to maintain and gradually improve business-aligned IT Service quality. As part of operating under an ITIL foundation, it is Company’s expectation that Supplier will employ a quality assurance (QA) program, Tools, and processes to provide Company quality Services that are at a level consistent with acceptable industry practices and Company current standards.

Supplier’s responsibilities include the following:

1. Develop and employ a quality assurance program, subject to Company approval, designed to promote performance of the Services at a high level of quality and focus on measuring and improving reliability, speed, cost effectiveness, and client satisfaction.

2. Write and maintain procedures and measurements on all quality assurance activities associated with the Services.

3. Ensure that the quality metrics and procedures employed are consistent with similar standards in Company’s peer group and/or in the provision of similar professional services.

4. Ensure compliance with a published quality assurance program, with adequate internal controls and verification activities.

5. Allow Company to perform audits that will focus on Supplier’s adherence to its quality assurance procedures and standards; on the metrics gathered to support quality assurance activities; and on Supplier’s efforts to improve overall quality. Supplier will cooperate fully and assist Company with any such audits.

IV.3 FACILITIES MANAGEMENT AND SUPPORT

Facilities management will provide proper maintenance and safe operation of IT Infrastructure Facilities.

IV.3.1 General

Supplier’s responsibilities include the following:

1. Establish and maintain proper and adequate Facilities; Equipment (excluding Equipment supplied by Company); and supplies at Supplier-owned locations, as well as a properly trained and appropriately sized management and support staff.

2. Properly manage, coordinate, and oversee (and inform Company of the results of) all maintenance, testing, and monitoring of Facilities Systems, air handlers and uninterruptible power supply Systems at Supplier-owned Facilities operated by Supplier.

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3. Provide guidance and coordination for all activities during Equipment installations relating to Services, routine maintenance, Problem and crisis management including interfacing with Facilities and technology groups, Third-Party Vendors and other relevant groups.

4. Provide physical security for the Supplier-owned Facilities as described in the physical security requirements of this Statement of Work and the Agreement.

5. Comply with Company Policies, including security, data and records management, and electronic records and data archiving, where required under the Services.

6. Provide any and all communication connectivity and capability (data, voice, video, or other) that is required at Supplier-owned Facilities (or between Supplier-owned Facilities and Company Facilities) in order to provide the Services.

7. Create, update, and maintain complete documentation of the Equipment that is located in Supplier-operated data center(s) (for example inventories, cabling, and installed Equipment diagrams) using computer-aided drafting (CAD) Software tools for changes to existing documentation and newly created documentation.

8. Provide physical access procedures and standards for the Supplier-operated data centers.

9. At Supplier-operated data centers, initiate and track requests for space, power, and other data center modifications in support of Equipment installations.

10. Provide requests to Company sixty (60) days in advance for space and power modifications in support of Equipment at a Company data center(s), computer room(s), LAN closet(s), and so forth operated by the Supplier.

11. At Supplier-operated data centers, Integrate its Facilities management process with Company’s and Third Party Vendors’ Facilities management processes, where the processes interact.

12. At Supplier-operated data centers, Integrate its Facilities management process with Service Management processes, especially IT Service Continuity Management and Availability Management.

IV.4 OPERATIONS DOCUMENTATION

All documentation maintained as part of the Services on behalf of Company by the Supplier will be subject to review by Company and conform to the documentation standards and format agreed upon between Company and Supplier. Supplier will develop documentation in accordance with the requirements in Attachment 6-B (Policies and Procedures Manual Content) to Exhibit 6 (Governance).

Any changes shall be subject to Company’s prior written approval.

Supplier’s responsibilities include the following:

1. Develop and maintain documentation on all Operations procedures, Services, Equipment, and Software for which Supplier is responsible.

2. Document procedures to be utilized by Authorized Users for the correct use of the Services, Equipment, Software, Connectivity, security, and service desk.

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3. Make all documentation available in paper copies and/or electronically at the choice of Company, and, wherever possible, using documentation that is web-enabled for access by Authorized Users and Company.

4. Audit documentation regularly for completeness and accuracy, and verify that all documentation is present, organized, readable, and updated.

5. Report the resultant audit findings to Company on a regular basis, and where it is determined that documentation is inaccurate (for example, erroneous or out of date), correct and replace such documentation.

IV.5 BUSINESS DIVESTURES, ACQUISITIONS, CONSOLIDATIONS, AND RELOCATIONS

From time to time, Company has, and intends to, acquire or divest businesses (or parts of businesses) and relocate or consolidate businesses (or parts of business); such activities referred to in this section as “business structure event(s)”. In such instances, Supplier will perform certain functions at the request of Company.

Supplier will conform to the requirements and provide the Services associated with divestitures and acquisitions as described in the Agreement.

Supplier’s responsibilities include the following:

1. Provide all Services normally expected of an IT organization in support of business structure events.

2. Assist Company in planning, preparing, and implementing any transition or Changes related to the Services as a result of a business structure event. For example, acquisitions usually involve replacing PCs with Company standard PCs, establishing network and e-mail Infrastructure, preparing the Company service desk, etc. The actual transition work will be handled as a Project if the transition work with existing staff would prevent Supplier from meeting existing Service Levels.

3. Where Company has an existing commitment to provide IT-related Services to a divested business, provide the required Services on behalf of Company.

IV.6 TRAINING AND EDUCATION

Supplier will provide at no additional cost training and education for Authorized Users in use of the Services including:

1. Creating education and training materials regarding access and use of any Systems and Applications provided by the Supplier.

2. Updates to training and education materials on Company’s Intranet

3. Provide training customized to the Company environment for Authorized Users when there are changes to the Systems or Services provided by Supplier.

4. Provide training to Authorized Users when there are changes to hardware supported by Supplier that impact the Authorized Users.

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Exhibit 2.7

Statement of Work

SERVICE DESK SERVICES

AMGEN & IBM CONFIDENTIAL	E-2.7 – Page 1 of 8

1.0 INTRODUCTION	3

2.0 SERVICE DESK

2.1 General	3

2.2 High Priority Support	7

3.0 INCIDENTS THAT DO NOT ARISE FROM OR RELATE TO IT SERVICES	7

4.0 INCIDENTS ONLY PARTIALLY RELATED TO IT SERVICES	8

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1.0 INTRODUCTION

Supplier confirms that, unless otherwise specifically stated, it will provide a solution for the Service Desk that supports all of the business processes described in this Statement of Work, and that all Service Desk Services, unless otherwise specifically stated, are included in the Base Charges. Supplier is committed to an approach of providing continuous improvement.

Supplier will be responsive to the current and future requirements of Company by proactively anticipating needs and adjusting Service Desk Services accordingly within the Base Charges. Requirements for New Services will be handled through the Change Control Procedure and Supplier will work with Company to assess the impact of these requirements on Company’s operating environment.

This Statement of Work sets forth the Service Desk Services that Supplier will provide, as of the Amendment No 7 Effective Date unless otherwise specified, for all Services that affect the Towers described in this Statement of Work.

In the delivery of all the Services, Supplier shall perform Services in a globally consistent manner and in accordance with Company Policies and Procedures, such that the Authorized Users’ experience of the Services varies as little as possible throughout the enterprise.

In providing the Service Desk Services, Supplier shall:

1. follow Company Policies and Procedures;

2. use Company training Tools (LMS);

3. perform the Cross-Functional Services set out in Exhibit 2.6, as applicable; and

4. provide the reports required by Exhibit 12 (Reports).

The Parties will cooperate with each other and any Third-Party Vendor to ensure a smooth integration of the Services in Company’s IT Infrastructure.

2.0 SERVICE DESK

2.1 General

Supplier’s Service Desk shall be the single point of contact for Authorized Users regarding Incidents, which include Major Incidents that cause or may cause an interruption or reduction of Service, as well as for Service Requests for information and Service Requests relating to all of Company’s IT Services. Service Desk Services support should be fully aligned with the Company IS Service Catalogue.

Supplier’s responsibilities include the following:

1. Provide a Service Desk that offers a high level of self service capability, managed collaboration and includes instant messaging and chat capabilities.

2. Provide support to Authorized Users on both a reactive and a proactive basis.

a. Reactive support includes responding to all Incidents and Service Requests through voice, formal instant messaging, chat or E-mail communications as well as remote access and other methods.

b. Proactive support includes broadcast messages, direct contact, provisioning of self-help Tools and techniques such as Microsoft office suite knowledge bases and other agreed methods.

c. Transition as much as possible to self-service solutions while maintaining the overall level of service to the Authorized Users. Quarterly CIPs should be developed in partnership with Company to help drive these goals.

3. Manage Incidents and Service Requests from Authorized Users relating to the Services. Receive and process Incidents and Service Requests from Authorized Users relating to all services.

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4. Receive and log all Incidents/Service Requests (including submission received by telephone, electronically, or other means approved by Company) and open an Incident Record. All Incidents and Service Requests must have a unique reference number for tracking.

5. Prioritize and escalate Incidents from all Authorized Users and determine those that fall under agreed criteria for special handling such as VIP, executive support or other business critical Systems and functions.

6. Transfer Incidents/Service Requests within specified time limits for resolution by the appropriate party without compromising Service Levels or security requirements.

7. Link multiple contacts pertaining to the same Incident to the associated Incident Record.

8. Link multiple Incidents pertaining to the same Service Request to the associated Service Request.

9. Resolve all Incidents for a mutually agreed set of Services and Systems during the Authorized User’s initial contact with the Service Desk without transferring the call or using any escalation.

10. Provide self-service capability to allow Authorized Users to check status of their reported Incidents.

11. Track and report any backlog of unresolved Incidents on at least a daily basis or more frequently as requested by Company.

12. Communicate to Authorized Users in English, or other language(s) required by Company, using terms that are clearly understood by the Authorized Users. Languages include English, Spanish (European and South American), German, French, Dutch, and Italian. Hours of support, based on language, for the Service Desk will be as follows:

a. 24 x 7 support for English, Spanish and French language support;

b. 8:00 – 20:00 CET, Monday through Friday for Dutch, Italian and German language support;

c. Out Of Hours support for Dutch, Italian and German will go to voicemail or English according to caller’s preference.

13. Perform Service Desk Services holistically and transparently to Authorized Users integrating Company Service Desk systems or services with Third Party Vendors systems.

14. Utilize integrated Service Desk Tools that are, at a minimum, integrated with Request Management, Problem Management, Configuration Management, Change Management, Asset Management and Service Level Management processes.

15. Record all contacts in an Incident Management System including providing a unique record number that will be generated to assist with tracking. Capture contact details in a ticket (Incident/Service Request record), validate authorization to use the service, as well as the relevant description of the Incident or Service Request.

16. Provide and utilize a knowledge base such as Microsoft office suite, FAQ, help files or other appropriate materials to service the Incident or Service Request. Integrate these to existing Company processes to ensure they are maintained and updated and that new materials are developed as knowledge gaps are identified or new products and Services are brought on-line.

17. Record and retain actions and correspondence related to Incident or Service Request in accordance with Company Policies.

18. Classify the Incident/Service Request based on the information provided by the Authorized User and follow the appropriate process for management of the Incident/Service Request in accordance with Company Policies. For high priority Authorized Users, Incidents or products this may include transfer of the Incident or Service Request to a specialist group for delivery of Service.

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19. Track Incident recovery progress and inform Authorized Users of the status of the Incident/Service Request in accordance with Company Policies and ensure the client is satisfied with the resolution provided and gaining the Authorized Users approval before closing the Incident/Service Request.

20. Follow all Incidents for a mutually agreed set of Services and Systems during the Authorized User’s initial contact with the Service Desk without transferring the call or using any escalation.

21. Escalate high severity Incidents to Company and monitor in accordance with Company Policies.

22. Provide head of queue Service Desk priority for Company directed Authorized Users.

23. Provide infrastructure to ensure business continuity through local site infrastructure as well as the ability to transition Services to alternate locations as necessary.

24. Provide Service Desk Personnel that are dedicated to Company except in call-overflow situations or in the IT Service Continuity Management process described in Exhibit 2.6 (Cross Functional—Service Delivery Services). Ensure that agents who handle overflow calls have been trained and are knowledgeable on the Company environment.

25. Where more than one Site is proposed for the delivery of Service Desk Services, any switching between the Sites must be transparent to callers to the Service Desk and Service Management Systems must provide complete visibility of all Incidents/Service Requests.

26. Provide Supplier Service Desk Personnel that are trained to do the following:

a. Understand Company’s business and its customers and respond appropriately.

b. Understand Company’s technology and sourcing arrangements.

27. Provide Service Desk Personnel who:

a. Possess the appropriate competencies to provide Service Desk Services. Different levels of Service Personnel may be necessary to address higher level staff, products or Services as deemed necessary by Company.

b. Are thoroughly trained in Service Desk procedures and Company Policies and environment.

c. Have adequate training on new products and Services, as they become part of Supplier’s responsibilities from time to time.

d. Have adequate IS technical skills to manage IS Incidents properly.

28. Provide Service Desk Services on a 24x7x365 basis, subject to clause 12 of Section 2.1 of this SOW.

29. Provide a single, local (in-country) telephone number for external telephone Calls to the Service Desk from Authorized Users.

30. Provide Company out-of-country Personnel with a local (in-country) number for Calls to the Service Desk.

31. Supplier may use remote control Tools to help diagnose users’ Incidents. Supplier must disable remote control when contact with the Authorized User is complete.

32. Provide a Call handling System that has the capability for skills based or language based routing.

33. Language support needs to be available during local business hours in each Company location.

34. Provide the capability for Authorized Users to submit Incidents and Service Requests via electronic mail, secure web site, Intranet portal, or other means approved by Company. Continuously educate Authorized Users on the use of such media.

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35. Provide and continuously update (weekly) a list of frequently asked questions (FAQ) regarding the Services that and at least, focuses on improving self-help, documenting repetitive Incidents and solutions, and helping improve first call resolution at the Service Desk.

a. Publish answers to the FAQ using a media that is efficient, easy to use, and easily accessible for Authorized Users, as well as subject to approval by Company.

b. Provide FAQ in a format that can easily be published on Company’s internal Systems.

c. Track the use of the FAQ and report usage statistics to Company on a monthly basis, or as requested by Company.

36. Identify potential Authorized Users’ training requirements (for example, lack of basic skills in Windows), and provide recommended training actions to Company.

37. Conduct random surveys of Authorized Users immediately after they have used the Service Desk, and report the results to Company each month.

38. Perform and report these surveys each month, and include a minimum survey sample of five percent (5%) of the Incidents and Service Requests reported.

39. Analyze Incident trends on all Incidents and Service Requests (whether or not they relate to the Services), and recommend and implement actions, with Company’s approval, to reduce Incidents.

40. Keep Authorized Users regularly updated with alerts advising of any new or changed information.

41. Collate Incident information from Authorized Users regarding suggested improvements to Supplier’s Service Desk Services. Host bi-weekly/monthly reviews with Company to address any issues identified for immediate improvement.

42. Develop a Continuous Improvement Plan (CIP) on a quarterly basis to address longer term suggested improvements. Elements of the CIP will include Service delivery, Service quality, customer experience, cost containment/reduction targets. Supplier will:

a. Review the CIP with Company and obtain Company’s approval.

b. Report on progress and improvements made on a monthly and quarterly basis.

43. Provide updates back to the affected Authorized User regarding the reported Incident or Service Request.

44. Subject to Company’s review and approval, develop and periodically update Incident and Problem escalation procedures, and distribute such procedures to designated Authorized Users.

45. Develop and document processes regarding interfaces, interaction, and responsibilities between Level 1 Support, Level 2 Support and Level 3 Support Personnel, and any other internal or external persons or entities that may either submit an Incident or receive an Incident.

46. Provide training and training materials to educate and reinforce Company’s Incident Management Process and Supplier processes to Supplier Personnel.

47. Provide and maintain instructions for Authorized Users to access the Service Desk Services:

a. The instructions will be made available to Authorized Users via various media.

b. Media must be approved by Company and may include regular internal newsletter distribution, access via the Company Intranet, or inclusion in Company staff induction training, etc.

c. Provide to Company metrics and Service Desk related data (multiple) in a form to enable data mining through reports or general ad-hoc access and this data should be provided “near” real time.

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48. Provide daily, weekly and monthly reporting as well as trend analysis and other standard enterprise Service Desk reports such as:

a. Dashboard reporting of major Service Desk activity, trends and other operational data should be available to Authorized Users.

b. During major System release, migrations, updates or other critical periods, data needs to be available on an hourly period during any Hypercare.

c. Metrics include but are not limited to:

i. Average speed to answer (ASA), for phone, web, and e-mail.

ii. Call abandon rate.

iii. Closed and open Incident count data.

iv. Closed and open Service Request count data.

v. Service Desk Incidents and % resolved at Service Desk.

vi. Service Desk Incidents and % of resolvable resolved at Service Desk.

vii. First call resolution (FCR).

viii. Service Desk Service Requests and % resolved at Service Desk.

ix. Service Level metrics – performance against agreed Service Level metrics.

d. Provide reporting focused on the customer service (Authorized Users) experience, quality of service and other “soft” measures to ensure Authorized Users’ expectations are being met.

49. Supplier shall provide ticket aging reports and live chat reports.

2.2 High Priority Support

A number of key functions within Company require higher level of support Service Desk Services.

High Priority support requirements include:

1. Executive VIP support.

a. Provision of Service to executive support staff based at Company headquarters.

b. Priority handling including warm transfer methods as required.

2. Field Services support.

a. Dedicated team trained on the Sales and Marketing organizations including support of the Siebel Application.

b. Provision of specific contact methods to ensure staff receives immediate response.

c. Supplier shall not change the delivery location of the team currently performing the work in Thousand Oaks.

3. Global ERP support

a. 24x7x365 global Level 1 Support and Level 2 Support Service Desk with specific SAP related skills.

3.0 INCIDENTS THAT DO NOT ARISE FROM OR RELATE TO IT SERVICES

The Service Desk does not handle non-IT related Incidents other than to direct the caller to the appropriate service area, if known. These calls will not be included in Service Level metrics.

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Supplier’s responsibilities include the following:

1. Record the Incident, open an Incident Record, and quickly transfer the client to the appropriate entity for resolution.

2. Ensure that the status of any Service Request is available to the Service Desk.

4.0 INCIDENTS ONLY PARTIALLY RELATED TO IT SERVICES

Supplier’s responsibilities include the following:

1. Continue to work toward resolution of the relevant part(s).

2. Transfer the remaining part(s) to the Service Desk, without compromising Service Levels.

3. Provide status updates to Authorized User within agreed Service Levels.

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Exhibit 2.8

ISM Bridge Statement of Work

Amgen & IBM Confidential
Pg. 1 of 13

Exhibit 2.8	1
1.0 Introduction	3
2.0 Scope	4
3.0 Definitions	5
4.0 Requirements	10
5.0 Company’s roles and responsibilities	11
6.0 In-scope Enhancements Scope	11

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1.0 Introduction

1.1 This Statement of Work (“SOW”) is governed by the terms and conditions of the Agreement and defines Supplier’s obligation to provide to Company the hosted service management solution having the functionality described herein (the “ISM System”), as well as maintenance and support services relating thereto, as further described herein (the “ISM Bridge Services”).

1.2 Capitalized terms used herein but not defined shall have their respective meanings as set forth in the Agreement. For the purposes of this SOW, any reference to the term “current” hereunder means a reference to the “as is” ISM System or any sub-system thereof as of the Amendment No 7 Effective Date, except as set forth herein and including the delivery of the enhancements committed to take place in the month of August, 2011, as further defined below (“In-scope Enhancements”, Section 6).

1.3 The Parties understand and acknowledge that Supplier is providing the ISM Bridge Services to the Company under the Agreement as of the Amendment No 7 Effective Date. The objective of this SOW is for Supplier to continue the ISM Bridge Services for the period of time defined herein and at the functional, operational and support level specified below. Accordingly, except as expressly set forth herein, Supplier shall:

•

Ensure the ISM Bridge Services remain operational and are hosted and supported at the functional, operational and support levels as actually provided by Supplier as of the Amendment No 7 Effective Date.

•

Provide application maintenance and break/fix support Services as described herein for such “as is” functional, operational and support levels currently provided by Supplier as of the Amendment No 7 Effective Date.

•	Provide software license and software maintenance services.

•	Provide application support, including Service Request and end user “how to” questions.

1.4 Supplier shall perform the ISM Bridge Services from the Amendment No 7 Effective Date until March 31, 2012 subject to Company’s extension rights set out in section 1.5 below.

1.5 Company may extend the ISM Bridge Services on a month-to-month basis until June 30, 2012, under the same terms and conditions and at the Charges set out in Exhibit 4 (Pricing). Company may terminate the ISM Bridge Services at any time upon thirty (30) days prior written notice without payment of Termination Fees or Wind-down Expenses.

1.6 Supplier shall provide up to 400 hours of Supplier ISM System subject matter experts (no lower than Type 3 FTE) to perform the extraction of Company Data from ISM and related technical assistance. Such performance and assistance will not include actual performance of field mapping, data conversion, tape conversion, or data loads into Company’s new toolset. Supplier shall provide a tape backup copy of the then current production database based on tape backup technology then currently deployed and transfer these tapes to Company prior to decommissioning the Supplier environment. Such 400 hours of technical assistance must be used by December 31, 2011 and shall be deemed to satisfy Supplier’s obligations set forth in Section 21.1(B) of the Agreement.

1.7 Subject to Article 27 of the Agreement, in the event a disaster interrupts the ISM Bridge Services Supplier provides to Company, Supplier will make commercially reasonable efforts to provide such Services during the disaster. Such efforts may include (as required to restore affected Services) providing replacement Equipment at a new location, coordination of Third Parties to restore network circuits (e.g., AT&T and Verizon), obtaining offsite tape archives for restoration and coordination of appropriate support groups to perform restoration.

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2.0 Scope

2.1 Supplier shall perform the following components of the ISM Bridge Services, as set out in Sections 2.3 and 3.0 (Definitions) below: Program Delivery, Application Functional and Technical Break/Fix, User ID Administration, ISM Application Maintenance, Data Load Support, Reporting Support (as set forth in Exhibit 12 and including support of the GSMART Tool), Hosting Support, Software License and Software Maintenance Support, Integration Support and the In-Scope Enhancements. The ISM Bridge Services are provided with respect to Maximo version 7.1.1.4 and include support for application modules for the following Cross-Functional Services as defined in the relevant SOWs: Service Catalog, Self-Service, Service Request, Incident Management, Problem Management, Process Request Management, Change Management, Release Management, Asset Management, Knowledge Management and Configuration Management Tool Support.

2.2 For clarity, the following activities are out-of-scope of this SOW:

1) Changes that add functionality to the ISM System or materially change functionality provided by Supplier as of the Amendment No 7 Effective Date, beyond completion of the In-scope Enhancements; and

2) Changes to the Architecture that require any re-engineering of the ISM System (e.g., application, systems or hardware), unless required for completion of the In-scope Enhancements.

2.3 For greater clarity on the scope, the ISM Bridge Services will include:

•     Program Delivery: Program Delivery is the provision and management of Services and Deliverables necessary for the ISM System to support Company’s IT environment. For the purposes of this SOW, “Program Delivery” means the coordination of Supplier Personnel, program communications within the Amgen IS Service Management team, reporting, and program governance.

•      Hosting Support, License and Software Maintenance Support: is the provision of the Software and infrastructure comprising the ISM System, on a fully-hosted basis, including responsibility for obtaining and maintaining all rights necessary to provide the ISM Bridge Services. The Software and Software maintenance to be provided by Supplier are set out in Section 3.0, No 8.

•      User ID Administration: The Supplier’s User ID Administration team shall add and remove security roles for ISM users according to Company Policy MAN-000411.

•      Application Functional and Technical Break/Fix: The Application Functional and Technical Break/Fix component of the ISM Bridge Services provides for diagnosis and Problem resolution for Incidents caused specifically by breaks in the current functional configuration, current custom development, current System infrastructure, and current integrations as set out below.

•      ISM Application Maintenance as defined below.

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•	Data Load Support as defined below.

•	Reporting Support as defined below.

•	Integration Support as defined below.

2.4 For greater clarity, the ISM Bridge Services will exclude any enhancements or customization except for the In-scope Enhancements.

2.5 Supplier shall provide those reports set out in Exhibit 12 (Reports) as reports to be provided during ISM Bridge Services. For greater clarity, Supplier shall complete (i) the P1 reporting on or before August 31, 2011 and (ii) the P1+E reporting on or before August 31, 2011. If Supplier fails to complete the reporting as set out in the previous sentence by August 31, 2011, Supplier shall pay Company a one-time credit of $50,000.00.

2.6 During the term of this SOW, Supplier shall:

a) maintain ISM System performance and response times within ten percent (10%) of the average performance and response times measurements for the months of May and June 2011 (the “Measurement Benchmark”);

b) measure the performance and the response times of the ISM System;

c) report the performance and response times of the ISM System if the Company IS Management team and the Supplier Program Office agree that there is a performance degradation issue; and

d) if the response times of the ISM System degrades by ten percent (10%) or more from the Measurement Benchmark in a given month, escalate the deficient performance in accordance with the Governance process set out in Exhibit 6 to the Agreement and determine the corrective actions required by either Party to remedy the deficiency.

3.0 Definitions

In this SOW, the terms referencing Supplier’s obligations hereunder shall have the meaning ascribed to them in the table below.

No	Name	Definition
1	Application Functional / Technical Break Fix

•    Required to resolve an Incident related to the current ISM System functionality that stops working.

•    Required to resolve an Incident to restore Application Availability.

•    Interface with Tivoli software support, where appropriate, to resolve Incidents related to the ISM application and middleware.

•    Apply break/fix Application patches, if required. Patch bundles are not included.

•    In detail, Application Functional / Technical break fix, includes:

•    Resolve Incidents if existing functionality stops working

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No	Name	Definition
• Restore Application Availability • Address Application performance degradation • Timely communication of resolution progress of escalated Incidents

2	ISM Application Maintenance and User ID Administration

•    Includes changes which do not change existing functionality and do not impact steady state processes or reporting.

•    Includes routine database and operating system maintenance required for health checking, security advisories and support of deployed functionality.

•    In greater detail, ISM Application Maintenance and User ID Administration include:

•    Add new person groups (work groups)

•    Database re-orgs

•    Moving a CI to Production State

•    Updating a CI which is in a protected state (production)

•    Adding or modifying location data

•    Activating a solution in the database

•    Adding or removing a person from a Person group (unless it is the last person in the group)

•    Adding a person to a security group

•    Increasing Filesystem space (Middleware)

•    Modifying Storerooms

•    Add, Deleting or Modifying Locations (authorized by Company providing the location codes)

•    Deleting old database backups, logs, and WebSphere logs per data retention requirements

•    Re-assigning Service Catalog Workflow Tasks

3	Application Release

•    Application Release is out-of-scope of this SOW but defined as including the following elements:

•    major changes categorized as either medium or high impact, which impact steady state processes or reporting, require more then 2 weeks notice and require additional resources to Supplier’s dedicated steady state support resources;

•    new functionality or new configuration (i.e. from the current functionality or current configuration);

•    all Program Temporary Fix (PTF) from Tivoli;

•    database or operating system upgrades;

•    Integration changes required to support new functionality (i.e. from current functionality); and

•    Enhancements to current reports or addition of new reports.

•    These major changes include fix packs to upgrade to new versions such as moving from Maximo 7.1.1.4 to 7.1.1.7, 7.2.1 or 7.5. Major fix packs or upgrades require at least six (6) months lead time.

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No	Name	Definition

•    For greater detail, the following Application Release elements are not included:

•    The following examples of Changes or modifications to be included in an Application Release:

▪        Application, database or operating system upgrades or major patches.

▪        Complex changes to the Service Catalog such as new workflows.

•      Changing the Short Description in a Service Catalog Fulfillment

•      Changing the Short Description in a Service Catalog Offering

▪        Changing security group options.

▪        Adding, Modifying, enabling or disabling a workflow.

▪        Add / Modify:

•      Action

•      Condition

•      Domain

•      Presentation (Screen Modifications)

•      Query (Master / System)

•      Role (i.e., Workflow Roles)

•      Start Center

•      Workflow

•      Job plans

•      Classification

•      Any data model changes

•      Remove any MEA Adapter Objects

•      Escalations

•      Cron tasks, including Aix Cron jobs

•      Database configuration

•      WebSphere Configuration including LDAP, SSL

•      Ticket templates

▪        Add, Modify, Activate, De-activate SLA

▪        Add new BIRT report - Validated Reports

4	Integration Support	• Maintain support for integration of current functionality where Supplier provides up/down monitoring. • For greater detail, Integration Support includes: • Company LDAP

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No	Name	Definition
• Unisys Incident • AT&T Incident (AOTS) • ITD e-mail gateway – Supplier internal network • ITIC – used for TADDM, SCCM – Supplier internal network • GSMRT

5	Data Loads Support

•    For the purposes of this SOW, the term “Data Load” means either:

•    Bulk Loads: a spreadsheet that is populated with data following a specific format provided by Supplier; or

•    support for data changes via the User Interface that will be performed by Company.

•    For greater detail,

•    Bulk Data Loads support includes:

▪        HR nightly file drop from shared repository to ISM

▪        CSSR nightly file from ISM to CSSR

▪        Bulk Data Loads for CMDB and Asset. Supplier will perform CMDB and Asset Data Loads in accordance with the definition of “Data Loads” through September 10, 2011 for data submitted prior to September 1, 2011. Beginning September 1, 2011, Bulk Loads will be performed twice a month for CMDB and monthly for Assets with at least 10 days lead time. In all cases, the creator of the data is responsible for the quality of that data. If the data quality is not sufficient and the CMDB or Asset Bulk Load fails, the data owner is responsible for correcting such failure.

•    Supplier shall commit 4 FTEs (1 Database Administrator, 1 Project Manager and 2 CMDB Subject Matter Experts) to perform the Bulk Data Loads activities described above until their completion.

6	Reporting Support

•    Reporting support includes:

•    Provide break/fix support for reports as detailed in Exhibit 12 (Reports).

•    Break/fix support is limited to errors in the reporting systems.

•    Break/fix support excludes process errors, data integrity issues, and other changes external to the reporting systems.

Subject to Section 2.5, Company agrees that all current reports in production are deemed working and accepted “as is”.

7	Transaction Performance Management

•    Transaction Performance Management includes:

•    Provide ad-hoc ISM manual transaction performance report for other sites if performance issues identified and such reporting deemed required by Program Management.

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No	Name	Definition

•    Ad-hoc transaction performance assessment requires at least 2 week lead time.

•    ISM transaction performance reporting is limited to the following transactions:

▪        First Log In to Start Center

▪        Open Service Request Analyst Start Center

▪        Open Incident Analyst Start Center

▪        Open Change Owner Start Center

▪        Job Plan Assignment

▪        Send Communication from communication tab

▪        Access the Communication Log tab

▪        Adding Work Log Entries – New Row

▪        Save

▪        List Function Advanced Search

•    Transaction performance improvements are limited to those recommended by the Tivoli Software Support.

8	Maintenance Windows definition

•      Maintenance Windows are used for disruptive changes for the purpose of Application Maintenance or ISM Application Releases.

•      Maintenance Windows are used for either Standard Maintenance or Long Maintenance.

•      Standard Maintenance Windows are available on the 2nd and 4th weekend of the month from 7:00 pm PT Saturday to 3:00 am PT on Sunday.

•      Long Maintenance Windows are scheduled for the 2nd weekend of the month from 7:00 pm PT Saturday to 8:00 am PT on Sunday for February, May, August and November only.

9	Final ISM and CMDB In-scope Enhancements	Supplier shall complete the user interface changes, consisting of: • C48124 Service Group, Service, Asset The In Scope Enhancements are defined in Section 6 below.

10	Hosting Support, License and Software Maintenance Support

Supplier shall provide:

•      As is server, storage and backup hardware

•      Software license and software maintenance as listed below

Supplier shall be responsible for the Software and maintenance on the Servers used to provide the ISM Bridge Services (approximately 20 Servers) including monitoring and performance Software.

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4.0 Requirements

4.1	Technical Requirements

4.1.1 The Technical Requirements are defined as the application architecture, systems architecture, connectivity design storage and backup design in their current condition as set out in Supplier’s Boulder data center. Any changes required by Company to the architecture may result in additional Charges. For example, additional CPU, memory, storage or backup drives would require new capital or Third Party services and would result in additional Charges to support the design, purchase, maintenance and management activities.

4.1.2 The following infrastructure components are included in the ISM Bridge Services for:

•	AIX

•	DB2

•	Storage and backup

4.1.3 The following infrastructure support will transition to the Company upon the AHS Commencement Date. Transition of these Services will be performed as part of the Reverse Transition / Infrastructure Stabilization program, in accordance with Exhibit 29:

•	Support of Windows

•	Support of Linux

In addition, Supplier shall train Company on the support of these ISM Bridge Services to Company’s reasonable satisfaction.

4.1.4 The following services or activities are excluded from the ISM Bridge Services:

•	Disaster Recovery of the ISM System

•	Infrastructure services including Hosting Support and Software and Software Maintenance Support in Supplier’s Columbus data center.

4.2 Operational Requirements

The Parties agree that the ISM System is Supplier Proprietary Software, provided to Company through the licensing terms of Section 14 of the Agreement. Company will retain ownership of all hardware or licenses deployed outside Company’s owned or managed facilities as well as all Company Data.

4.3 Assumptions and Business Constraints

4.3.1 The ISM Bridge Services are based on the following assumptions:

•	Success of the ISM Bridge Services requires Company’s and Supplier’s adherence to agreed timelines. If these timelines are not achieved, Changes may be delayed.

•	Supplier may change resources without Company’s consent.

•	All resources must complete appropriate training as available through Company’s Learning Management System.

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•	The ISM System is limited to 600 concurrent users.

4.3.2 For greater clarity, the following components or services are excluded from the ISM Bridge Services:

•	Custom code Java code changes.
•	Develop, publish and execute archive strategy

4.3.3 Company is responsible for defining and updating ITIL Processes.

5.0 Company’s roles and responsibilities

5.1 In relation to the provision of the ISM Bridge Services by Supplier, Company shall perform the following roles and responsibilities:

1) “Change and Release Management”: Company shall be responsible for the coordination and oversight of the change and release management execution for ISM Changes. In this role, Company will perform the Change and Release Manager role, business assessments, business approvals, quality approvals, review and approval of test cases and test sets. Supplier is responsible for the configuration, development, test creation, testing, change owner role related to ISM Changes.

2) “Data Load Quality Assurance for CMDB Data Loads”: Company shall perform quality check of data prior to a Data Load.

3) “Infrastructure Support Team”: Company shall perform Windows and Linux support beginning on the AHS Commencement Date.

4) “Major Incident Management Team”: Company shall perform Business Recovery Management and Systems Operations roles beginning on the AHS Commencement Date.

5) “Process Owners”: Company shall perform business, technical and quality reviews of test cases, test sets and defects beginning on the Amendment No 7 Effective Date.

5.2	Company shall assume the responsibility for the following items and activities as of the AHS Commencement Date:

1) Layer 4 Infrastructure Data excluding the data related to the operational entries to keep CMDB and Asset Data current in accordance with the SOWs;

2) Asset Data;

3) CAPA Data;

4) Complete all remaining CMDB and Asset Data entries

6.0 In-scope Enhancements Scope

Supplier shall perform the following responsibilities with regard to In-Scope Enhancements:

General:

•      CMP4618 – update the impact and urgency matrix to include a 4th value for urgency

•      CMP4619 – modify the descriptions of the urgency values to 1 - Outage, 2 - Error, 3 - Degradation, 4 - Inconvenience.

•      CMP3798 – update Priority descriptions as follows: 1 Service outage. 2 Major degradation of Service. 3 Loss of functionality and unable to perform normal work. 4 Loss of functionality that does not prevent normal work. 5 No adverse impact.

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Change:

•      CMP5725 – update the default value when searching for a CI in a change and using the Select Value so that the default status of “ PRODUCTION” will be displayed.

•      CMP5726 – modify the advanced search dialog in the change application so that Requested Implementation Date is searchable.

•      CMP5727 – Modify the change List tab so that Requested Implementation Date and Change Owner is displayed and sortable.

Release:

•      CMP5721 – Create a new Release Build Job Plan for the purpose of creating and managing the plans that define how work should be performed on releases.

•      CMP5722 – Create a new Release Infrastructure Deployment Job Plan for the purpose of creating and managing the plans that define how work should be performed on releases.

•      CMP5723 – Create a new Release Application Deployment Job Plan for the purpose of creating and managing the plans that define how work should be performed on releases.

•      CMP5724 – Create a new Release Closure Job Plan for the purpose of creating and managing the plans that define how work should be performed on releases.

Incident:

•      CMP5728 Notification will automatically be sent to Quality Unit Group when a P1 Major Incident occurs on a GMP with the regulated CI with the categories listed below:

21010000 – Application (future: this shouldn’t be an end user selection option)

21010307 – APPLICATION \ BATCH \ Batch Scheduling

21010702 – APPLICATION \ DATA \ Data Duplicated

21010703 – APPLICATION \ DATA \ Data Invalid

21010704 – APPLICATION \ DATA \ Data Missing

21010803 – APPLICATION \ DATA REQUEST \ Data Correction Request;

21011201 – APPLICATION \ FUNCTIONALITY \ Functionality Error

21011400 – APPLICATION \ INTERFACE

21011801 – APPLICATION \ PROGRAM \ Program Error

21012400 – APPLICATION \ INSTALL

21040700 – HARDWARE \ PRINTER HARDWARE

21060113 – NETWORKS \ CONNECTIVITY \ Security

21090700 – SECURITY \ VIOLATION

•      CMP5729 – Create new Communication template with wording as agreed by Company to send to Quality Unit Group for CMP5728.

Service Catalog:

•      CMP5730 – AT&T Escalation when work log is updated based on ‘Information Needed’ request from AT&T

•      CMP5731 – A communication template, ITDSCWLINF, will be created that will generically notify the Reported By, On Behalf Of User, and Owner on the Work Order of the need for additional information by accessing the Catalog Request Application and the addition of the information to the work log via the Work Order’s log tab.

•      CMP5732 – A communication template, ITDSCWOCAN, will be created that will generically notify the Reported By, and On Behalf Of User, and the Owner on the Work Order of the Cancellation or Rejection of the work order by the request fulfillment team, and that additional information can be obtained by reviewing the work logs.

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Configuration Management Enhancement

•	Add New Attribute – Contractual SOW

•	Append new values for Operating Environment to the existing drop-down list

•	Field name change from Validation Analyst to Compliance Owner

•	Append new RTO values to the existing drop-down list

•	Append new RPO values to the existing drop-down list

•	Propagate Planned Retirement Date into relevant Classifications

•	Propagate Page Group High into relevant Classifications

•	Propagate Page Group Low into relevant Classifications

•	Propagate ISM Owner Group into relevant Classifications

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Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

EXHIBIT 3

SERVICE LEVEL MANAGEMENT

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1.0	GENERAL	3
2.0	ATTACHMENTS	3
3.0	KEY MEASUREMENTS	4
4.0	REPORTING	4
5.0	SERVICE LEVEL CREDITS	4
6.0	EXCEPTIONS	6
7.0	EARNBACK	7
8.0	CHANGES TO SERVICE LEVELS	8
8.1	Continuous Improvement	8
8.2	Additions, Deletions, and Modifications	8
8.3	Performance Standards for Additional Service Levels	9
9.0	CRITICAL DELIVERABLES	11
10.0	CRITICAL TRANSITION AND TRANSFORMATION MILESTONES	11
10.1	Critical Transition and Transformation Milestone Performance Incentives	12
10.2	Critical Transition and Transformation Milestone Evaluation Process	13

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1.0 GENERAL

Company has adopted the ITIL framework and has established Service Level management to maintain and improve IT Service quality, through a constant cycle of agreeing, monitoring and reporting upon IT Service achievements and the instigation of actions to eradicate poor service. Company has established Service Levels internally between its IT organization and its business units.

The Agreement of which this Exhibit is a part will be an integral component for the delivery of the Services by Supplier to Company and its business units.

The Service Level Performance measures and their targets that are described in the Attachments to this Exhibit 3 have been specifically designed to support the Service Levels.

The methodology set out in this Exhibit 3 will support the Service Level management cycle of agreeing, monitoring, reporting and improving the delivery of the Services to Company and its business units.

As of the Commencement Date (or as otherwise specified in this Exhibit and the Attachments to this Exhibit), Supplier shall perform the Services to which Service Levels apply so that the Service Level Performance will, in each month of the Term, meet or exceed, the Service Levels.

The achievement of the Service Levels by Supplier may require the coordinated, collaborative effort of Supplier with other Third-Party Vendors. Supplier shall provide a single point of contact for the prompt resolution of all Service Level Defaults and all failures to provide high quality Services to Company, regardless of whether the reason for such Service Level Defaults, or failure to provide high quality Services to Company, was caused by Supplier.

2.0 ATTACHMENTS

The following Attachments are provided with this Exhibit and Supplier agrees with their content:

Attachment 3-A – Service Level Matrix: This Attachment sets forth the quantitative measurements associated with Critical Service Levels, Key Measurements, and Critical Deliverables.

Attachment 3-B – Critical Service Levels and Key Measurements: This Attachment sets forth the descriptions, definitions and calculation methods of Critical Service Levels and Key Measurements.

Attachment 3-D – Service Level Outcome Examples: This Attachment provides example scenarios regarding Earnback and continuous improvement.

Attachment 3-E – Measuring Tools and Methodologies: This Attachment lists either (i) the required measuring Tool(s) and methodology associated with measuring and reporting Service Levels, or (ii) asks Supplier to describe the methodology and measuring tools that it proposes to use.

Attachment 3-F – Severity Levels: This Attachment provides a description of the various Severity Levels associated with each Tower, Performance Category, or unique Service.

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3.0 KEY MEASUREMENTS

Service Level Performance shall commence being measured by Supplier as specified in Attachment 3-A (Service Level Matrix).

Service Level Performance will be measured on a monthly basis unless otherwise specified in Attachment 3-A (Service Level Matrix).

The measuring Tools and methodologies set forth in Attachment 3-E (Measuring Tools and Methodologies) shall be used by Supplier to measure the Service Levels.

Tools for new Service Levels and Changes to Tools for existing Service Levels will be implemented in accordance with the Change Control Procedure. Company shall be financially responsible for increases in Supplier costs, resulting from Company’s addition of new Service Levels. The amount shall be determined via the Change Control Procedure. If a Tool changes, the Parties may, by written agreement, adjust the Service Level measurements as necessary to account for any increased or decreased sensitivity in the new measuring Tool. However, it is not anticipated that Changes in the monitoring Tools will drive changes in Service Levels; rather, the need to collect and accurately reflect the performance data should drive the development or Change in monitoring Tools.

If there are any Critical Service Levels for which the measuring Tools and methodologies have not been agreed upon by the Effective Date (including new Critical Service Levels) and Supplier fails to propose a measuring Tool for such Critical Service Level that is acceptable to Company prior to the date when Service Level Credits apply to such Critical Service Level, such failure shall be deemed a Minimum Service Level Default until Supplier proposes and implements an acceptable measuring Tool.

If Supplier fails to measure Service Level Performance for a Critical Service Level so that it is not possible to confirm whether the Critical Service Level has been achieved, then, unless such failure to measure was previously excused in writing by Company, the Service Level Performance for the Service Level shall be deemed to be zero point one percent (0.1%) less than the Minimum Service Level value for that Critical Service Level, and that value will be used in all Earnback calculations.

4.0 REPORTING

Supplier shall provide to Company, as part of Supplier’s Monthly Service Level Report, a set of hard- and soft-copy reports to verify Supplier’s performance and compliance with the Service Levels and, until all Critical Deliverables are received and approved by Company, the Critical Deliverables.

Supplier shall provide detailed supporting information for each report to Company in machine-readable form suitable for use on a personal computer. The data and detailed supporting information shall be Company’s Confidential Information, and Company may access such information online and in real-time, where technically feasible, at any time during the Term.

5.0 SERVICE LEVEL CREDITS

In the event of a Service Level Default, Supplier shall provide Company Service Level Credits as described below:

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1.	Subject to Item 5 of this Section 5.0 and Sections 6.0 and 7.0 of this Exhibit 3, a Service Level Credit shall be payable if Supplier’s level of performance for a Critical Service Level in the current month either:

1.1.	Fails to meet the applicable Expected Service Level (but does not fail to meet the applicable Minimum Service Level) and in the immediately previous eleven (11) months there have been at least three (3) other months where Supplier’s performance failed to meet such Expected Service Level (but did not fail to meet the Minimum Service Level) such that the failure is the 4th or more such failure in a rolling 12 month period (an “Expected Service Level Default”); or

1.2.	Fails to meet the applicable Minimum Service Level in respect of any month (a “Minimum Service Level Default”).

2.	Service Level Credits shall not apply to failures to meet Key Measurements. However, if Supplier fails to meet the applicable Minimum Service Level for a Key Measurement, Supplier shall provide Company with a written plan for improving Supplier’s performance to satisfy the Key Measurement within thirty (30) calendar days of the failure to meet such Minimum Service Level. The plan shall be subject to Company’s approval, not to be unreasonably withheld. Supplier shall promptly implement such plan once it has been approved by Company.

3.	Attachment 3-A (Service Level Matrix) to this Exhibit sets forth the information required to calculate the Service Level Credit in the event of a Service Level Default. For each Service Level Default, Supplier shall pay to Company, subject to Item 5 of this Section 5.0 below, a Service Level Credit that will be computed in accordance with the following formula:

Service Level Credit = A x B x C

Where:

A =	The Allocation of the Pool Percentage specified for the Performance Category in which the Service Level Default occurred as shown in Attachment 3-A (Service Level Matrix) to this Exhibit

B =	The Service Level Credit Allocation Percentage for which the Service Level Default occurred as shown in Attachment 3-A (Service Level Matrix) to this Exhibit

C =	The At-Risk Amount

For example, assume that Supplier fails to meet the Minimum Service Level for a Critical Service Level, Supplier’s Monthly Invoice Amount for the month in which the Service Level Default occurred was [*] and that the At-Risk Amount was [*] of the Monthly Invoice Amount.

Additionally, assume that the Allocation of Pool Percentage for the Performance Category of such Critical Service Level is [*] and that its Service Level Credit Allocation Percentage is [*]. The Service Level Credit due to Company for such Service Level Default would be computed as follows:

A =	[*] (The Allocation of Pool Percentage)

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Multiplied by

B =	[*] (The Service Level Credit Allocation Percentage)

Multiplied by

C =	[*] of $100,000, Supplier’s Monthly Invoice Amount for the month during which the Service Level Default occurred)

= [*] (the amount of the Service Level Credit)

4.	Subject to Item 5 of this Section 5.0, if more than one Service Level Default has occurred in a single month, the sum of the corresponding Service Level Credits shall be credited to Company.

5.	In no event shall the amount of Service Level Credits credited to Company with respect to all Service Level Defaults occurring in a single month exceed, in total, the At-Risk Amount (as defined in Exhibit 1 (Definitions)).

6.	The total amount of Service Level Credits, which Supplier shall be obliged to pay to Company, with respect to Service Level Defaults occurring each month (subject to Earnback), shall be reflected on the invoice that contains Charges for the month during which the Service Level Default(s) giving rise to such Service Level Credit(s) occurred. Although Service Level Credits shall be shown on each monthly invoice, the Service Level Credit(s) shall be payable to Company on a Contract Year basis.

7.	If a single Incident results in Supplier incurring more than one Service Level Default (i.e., a Minimum Service Level Default or an Expected Service Level Default), Company shall have the right to select any one of such multiple Service Level Defaults for which it shall be entitled to receive a Service Level Credit. Company shall not be entitled to a Service Level Credit for the other Service Level Defaults.

8.	Supplier acknowledges and agrees that the Service Level Credits shall not be deemed or construed to be liquidated damages or a sole and exclusive remedy or in derogation of any other rights and remedies Company has hereunder or under the Agreement.

9.	In no event shall the product of Allocation of Pool Percentage and Service Level Credit Allocation Percentage exceed [*] of the At-Risk Amount, unless agreed to by Supplier.

6.0 EXCEPTIONS

1.	Failure to comply with the Service Levels shall only be excused in accordance with Section 10.4 (Excused Performance) of the Agreement.

2.

For purposes of calculating Actual Uptime and Availability, the Scheduled Uptime and Downtime shall not include any period of Downtime that is the result of scheduled time required to perform system maintenance (e.g., preventive maintenance, System upgrades, etc.), provided that such time has been mutually

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agreed between the Parties and is scheduled so as to minimize the impact to Company’s business. Supplier shall maintain Availability during such periods to the extent reasonably practicable.

7.0 EARNBACK

Supplier	shall have Earnback opportunities with respect to Service Level Credits as follows:

1.	Within fifteen (15) business days after each Contract Year, Supplier shall provide a report to Company that will include, with respect to each Critical Service Level for which there was a Service Level Default during the preceding Contract Year, the following:

1.1.	Statistics on Supplier’s average monthly performance during the preceding Contract Year;

1.2.	The Yearly Performance Average; and

1.3.	The total amount of Service Level Credits imposed for Service Level Defaults.

2.	If, during the preceding Contract Year, Supplier achieved a Yearly Performance Average in a Critical Service Level, that was greater than, or equal to, the Expected Service Level in effect for such Critical Service Level during the preceding Contract Year, then Supplier shall be relieved from paying any Service Level Credits assessed during the preceding Contract Year for such Critical Service Level.

3.	If, during the preceding Contract Year, Company deletes a Critical Service Level, then Supplier shall be relieved from paying Service Level Credits assessed during the preceding Contract Year for Service Level Defaults in that Critical Service Level.

4.	If, during the preceding Contract Year, Company adds a Critical Service Level, Supplier shall calculate the Contract Year, Yearly Performance Average for such Contract Year based on twelve (12) months of data by (i) using all available performance measurements for such Contract Year, including measurements obtained during any baselining period or when the Critical Service Level had been classified as a Key Measurement; and (ii) for any months where no such data is available, substituting the Expected Service Level for the missing month’s measurement value.

5.	For each Contract Year, any Service Level Credits that are not relieved via the Earnback methodology (described in this Section 7) shall be considered “Unrelieved Service Level Credits.” The monetary amounts associated with Unrelieved Service Level Credits shall be credited to Company on the monthly invoice reflecting charges for the first month of the Contract Year immediately following the Contract Year in which such Unrelieved Service Level Credits occurred, or if there shall be no further invoices, then Supplier shall pay the amount of the Unrelieved Service Level Credits to Company within fifteen (15) calendar days after the end of the last month of the Term.

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6.	If any Contract Year is less than twelve (12) months long, or any Critical Service Level otherwise ceases to apply during any Contract Year, the foregoing process shall be undertaken with respect to such shorter Contract Year, or the portion of the Contract Year when the Service Level was in effect, as applicable.

8.0    CHANGES TO SERVICE LEVELS

8.1    Continuous Improvement

The Parties agree that the Service Levels will be subject to continuous improvement, except with respect to Service Levels that are identified in Attachment 3-A (Service Level Matrix) as being exempt from continuous improvement. Accordingly, such Service Levels shall be modified with effect from the end of each Contract Year in accordance with the following:

1.	Expected Service Levels

1.1.	Subject to Item 1.2 of this Section 8.1, each Expected Service Level shall be reset to [*].

1.2.	In no event shall any single increase in an Expected Service Level pursuant to Item 1.1 of this Section 8.1 exceed [*] of the difference between one hundred percent (100%) and then-current Expected Service Level.

For example [*].

2.	Minimum Service Levels

2.1.	Subject to Item 2.2 of this Section 8.1, each Minimum Service Level shall be reset to [*].

2.2.	In no event shall any single increase in a Minimum Service Level pursuant to Item 2.1 of this Section 8.1 exceed [*] of the difference between one hundred percent (100%) and then-current Minimum Service.

For example [*].

8.2 Additions, Deletions, and Modifications

1.	Subject to the remainder of this Section 8.2 and Section 8.3, Company may, by sending written notice to Supplier at least ninety (90) calendar days prior to the effective date of the change:

1.1.	Add or delete Performance Categories.

1.2.	Add, modify, or delete Critical Service Level allocations between Performance Categories.

1.3.	Add or delete Service Levels.

1.4.	Change Service Levels from Critical Service Levels to Key Measurements or from Key Measurements to Critical Service Levels.

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1.5.	Modify the Service Level Credit Allocation Percentages for any Critical Service Levels.

2.	The addition or substitution of new Performance Categories, Critical Service Levels and Key Measurements by Company in accordance with Item 1 of this Section 8.2 shall be in order to achieve a fair, accurate, and consistent measurement of Supplier’s performance of the Services. For example, such additions or substitutions may occur in conjunction with Changes to the environment and the introduction of new Equipment or Software or means of Service delivery; provided, however, that where such Equipment or Software or such means of Service delivery is a replacement or upgrade of existing technology, there shall be a presumption of equivalent or improved performance.

3.	All new Service Levels shall:

3.1.	Be quantifiable, measurable and objective; and

3.2.	Have an Expected Service Level and a Minimum Service Level.

4.	Company may send only one notice pursuant to Item 1 of this Section 8.2 (which notice may contain multiple changes) each calendar quarter.

5.	Following any change:

5.1.	The sum of the Allocation of Pool Percentage for all the Performance Categories shall continue to equal the Pool Percentage Available for Allocation;

5.2.	The sum of the Service Level Credit Allocation Percentages for all Critical Service Levels within each Performance Category shall equal one hundred percent (100%); and

5.3.	If a Service Level Credit Allocation Percentage has not been allocated against a Critical Service Level, then the Service Level Credit Allocation Percentage for such Critical Service Level shall be zero (0).

8.3    Performance Standards for Additional Service Levels

If Company adds a Service Level in accordance with Item 1 of Section 8.2, the Expected Service Level and Minimum Service Level commitments for such Service Level shall be agreed by the Parties. Should the Parties not agree, they shall be computed as follows:

1.	If at least nine (9) consecutive months of Supplier-provided Service measurements exist for a particular Service that is being performed by Supplier, then:

1.1.	The Expected Service Level shall be defined as the mean of such Service Level measurements for the Nine-Month Measurement Period; and

1.2.	The Minimum Service Level shall be defined as the lowest Service Level measurement achieved during the Nine-Month Measurement Period; or

2.	If the nine months’ of measurements described in Item 1 of this Section 8.3 do not exist, then the Parties shall attempt in good faith to agree on an Expected Service Level and a Minimum Service Level commitment using industry-standard measures or Third-Party advisory services (for example, the Gartner Group or the Yankee Group); or

Amgen & IBM Confidential	E - 3 – Page 9 of 13

3.	If the nine months’ of measurements described in Item 1 of this Section 8.3 do not exist and the Parties fail to agree on Expected Service Levels or Minimum Service Levels in accordance with this Section 8.3, Item 2 above, then:

3.1.	Supplier shall begin providing monthly measurements within ninety (90) calendar days after Supplier’s receipt of Company’s written request given pursuant to Item 1 of this Section 8.3, subject to agreement on such measurements in accordance with the Change Control Procedure;

3.2.	After nine or more actual Service Level attainments have been measured (or should have been measured and any such missing measurements are constructed in accordance with Item 3.3 of this Section 8.3 below), Company may at any time in writing require that the Expected Service Level and Minimum Service Level commitments are established in accordance with Item 1 of this Section 8.3;

3.3.	If Supplier fails to provide one (1) or more of the measurements during the Nine-Month Measurement Period to be provided in accordance with Item 3.1 of this Section 8.3, then the missing measurements shall be constructed as follows:

3.3.1.	If one (1) measurement is missing, the missing measurement shall be constructed by using the highest of the eight (8) actual measurements; or

3.3.2.	If two (2) or more measurements are missing, the first missing measurement shall be constructed by using the highest of the actual measurements and adding to that measurement 20% of the difference between that measurement and 100%, and each of the remaining missing measurements shall be constructed by using the highest of the actual measurements and adding to that measurement 35% of the difference between that measurement and 100%.

For example, if there were seven (7) measurements for a particular Service, and the highest of the seven (7) measurements were 95%, then the measurements for the missing two (2) months would be deemed to be 96.00% (representing 95.00% plus (20% of 5%)) and 96.75% (representing 95% plus (35% of 5%)), respectively.

3.4.	If the Parties have established a Service Level using measurements constructed pursuant to Item 3.3 of this Section 8.3, the Parties agree to re-establish such Service Level after nine or more actual Service Level attainments have been measured using such actual Service Level attainments. The Service Levels established using the constructed measurement shall remain in effect until such Service Level based on actual attainments are re-established.

4.	Certain calculations specified in this Exhibit assume that perfect performance of each Service Level is one hundred percent (100%). If zero percent (0%) represents perfect performance for a Service Level, then such calculations shall be modified as appropriate for that Service Level.

Amgen & IBM Confidential	E - 3 – Page 10 of 13

9.0 CRITICAL DELIVERABLES

1.	Certain of Supplier’s obligations under the Agreement are one-time or periodic obligations to deliver Critical Deliverables. Critical Deliverables are core components of the Services without which Company may not properly receive the benefit of the Agreement. Critical Deliverables can be one-time events; recurring events or those which may result in an amount that compounds/increases. Attachment 3-A (Service Level Matrix) to this Exhibit sets forth the Deliverable Credits that shall be payable by Supplier to Company in the event Supplier fails to deliver any of the Critical Deliverables within the time period relative to the Effective Date or Commencement Date, as applicable, specified in Attachment 3-A (Service Level Matrix) to this Exhibit, and such condition is not cured within fourteen (14) calendar days after the expected Due Date specified in Attachment 3-C. In this regard:

1.1.	Supplier acknowledges and agrees that Deliverable Credits shall not be deemed or construed to be liquidated damages or a sole and exclusive remedy or in derogation of any other rights and remedies Company has hereunder or under the Agreement;

1.2.	Deliverable Credits related to Transition and Transformation are for Transition or Transformation Deliverables and shall be subject to Section 3.2(A)(7) and Section 5.4(B) of the Agreement;

1.3.	Deliverable Credits related to Transition and Transformation shall not be included in the calculation related to the At-Risk Amount previously described in Section 5.0, Item 3; and

1.4.	Critical Deliverables are not Service Levels.

2.	Supplier further recognizes that there may be occasions during the Term when additional Critical Deliverables may be required to support new or different Services. In these instances, the Parties agree to allocate a pool of monies to be the Deliverable Credits associated with these Critical Deliverables.

3.	The total amount of Deliverable Credits that Supplier will be obligated to pay to Company shall be reflected on the invoice that contains Charges for each month during which the Deliverable Credits occurred (For example, the amount of Deliverable Credits payable for failure to deliver any Critical Deliverable(s) in August shall be set forth in the invoice for August charges issued in September).

4.	Unlike Service Level Credits, Deliverable Credits shall be shown in each monthly invoice as an actual credit to the Charges and will not be subject to Earnback.

10.0 CRITICAL TRANSITION AND TRANSFORMATION MILESTONES

1.	Certain of Supplier’s obligations under the Agreement are Critical Transition and Transformation Milestones (CTTM). CTTM are core components of the

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Transition and Transformation Services without which Company may not properly receive the benefit of the Agreement. CTTM are defined in Attachment 3-C and in Exhibit 22 (Transition Plan) and may result in a Critical Transition and Transformation Credits that compounds/increase or reoccur. There are two types of CTTM, Critical Transition and Transformation sub Milestones (CTTSM) and Critical Transition and Transformation major Milestones (CTTMM).

1.1.	CTTSM are CTTM that are part of a Transition &Transformation (T&T) work stream that is a sub element and part of a major work stream that culminates in a CTTMM. A CTTMM work stream may have several CTTSM work streams included within it. Missed CTTSM will result in a credit as defined in Attachment 3-C.

1.2.	CTTMM are major Milestones that if met, shall result in Earnback of all CTTSM credits that are sub Milestones of the CTTMM work stream.

1.3.	A CTTMM without an agreed CTTSM as defined in Attachment 3-C will have CTTM credits with no Earnback capability.

1.4.	Where CTTSM do not exist in Attachment 3-C, a CTTSM will be included by Supplier in the draft Transformation Plan and if approved by Company will allow for the CTTMM to Earnback.

1.5.	If a CTTMM has no CTTSM, then the CTTM credit will be based on the CTTMM amount.

2.	The total amount of CTTM credits that Supplier will be obligated to pay to Company shall be reflected on the invoice that contains Charges for each month during which the CTTM credits occurred (For example, the amount of CTTM credits payable for failure to deliver any CTTM(s) in August shall be set forth in the invoice for August charges issued in September).

3.	CTTM credits shall be shown in each monthly invoice as an actual credit to the charges as they occur. If a CTTMM is met and results in Earnback of CTTSM CTTM credits previously paid, such amount will be set forth as an Earnback charge in the invoice that occurs after the CTTMM has been achieved.

4.	All credits referred to herein fall within the definitions of Transition Milestone Credits or Transformation Milestone Credits (as defined in the Agreement) as applicable.

10.1 Critical Transition and Transformation Milestone Performance Incentives

1.	Supplier will have the opportunity to achieve Performance Incentive payments for exceeding performance criteria for a CTTMM. If the Acceptance Criteria has been met as scheduled and is on time for a CTTMM without any CTTSM Credit occurrences within that work stream Supplier will receive the Performance Incentive in accordance with Exhibit 4, Attachment 4-A (Supplier Pricing Forms). If Supplier misses Acceptance by one or more weeks the Performance Incentive will be reduced in accordance with Exhibit 4, Attachment 4-A (Supplier Pricing Forms) as well.

Amgen & IBM Confidential	E - 3 – Page 12 of 13

2.	Supplier may receive a performance incentive if the Acceptance Criteria has been met as scheduled and on time for a CTTMM with CTTSM credit occurrences (missed CTTSM) within that work stream at Company’s sole discretion. If Company determines to pay a performance incentive in this case the amount of the performance incentive will be at the sole discretion of the Company.

3.	Supplier will not receive performance incentive if the Acceptance Criteria has been missed as scheduled and on time for more than thirty percent (30%) of the total CTTSM for all work streams. Performance incentives that have been paid prior to that point they will remain in effect.

10.2 Critical Transition and Transformation Milestone Evaluation Process

1.	Company and Supplier will conduct monthly reviews to assess CTTM, both CTTMM and CTTSM, and CTTM incentive criteria. The purpose of this review is to determine the CTTM met and any amount of performance incentives to be paid, if any. Results of this review will be reported and included in the monthly management committee meetings.

Amgen & IBM Confidential	E - 3 – Page 13 of 13

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Attachement 3-A Service Level Matrix

Attachment to Exhibit 3 (Service Level Management)

AMGEN IBM CONFIDENTIAL	Page 1

Critical Service Levels
Total Supplier At Risk—Expressed in term of percentage of the Monthly Charge	[*]	%
At-Risk Pool Percentage Available For Allocation—Expressed as a percentage of the At-Risk Amount	[*]	%
At-Risk Pool Available Unallocated —Expressed as percentage of the Pool not Allocated	10%
EXPLANATORY NOTE: This matrix shall cease to apply upon the Amendment No 7 Effective Date.

Attach. 3-B
Section Reference	Allocation of Pool Percentage		[*]%			Measurement		% of	Continuous
1.1.1	Service Desk—Performance Category	CD + months**	Expected		Minimum	Window	Allocation*	Invoice	Improvement
1.1.1.1	Average Speed to Answer (In seconds)	0	[*]		[*]	Monthly	25.0%	[*]%	Exempt
1.1.1.2	Authorized User Satisfaction Rating	0	[*]		[*]	Monthly	50.0%	[*]%
		13	[*]		[*]
1.1.1.3	Resolution of Resolvable Incidents/Requests by the Service Desk	9	[*]%		[*]%	Monthly	0.0%	[*]%
1.1.1.4	Ticket Mishandling—Service Desk	0	[*]%		[*]%	Monthly	15.0%	[*]%
1.1.1.5	Call abandon rate—Service Desk	0	[*]%		[*]%	Monthly	10.0%	[*]%	Exempt
							100.0%

	Allocation of Pool Percentage		[	*]%		Measurement		% of
1.1.2	Service Desk Responsiveness—Performance Category	CD + months**	Expected		Minimum	Window	Allocation*	Invoice
1.1.2.1	GERP Desk percentage of incidents resolved	11	[*]%		[*]%	Monthly	50.0%	[*]%	Exempt
1.1.2.2	Field Desk percentage of incident resolved	13	[*]%		[*]%	Monthly	50.0%	[*]%	Exempt

	Allocation of Pool Percentage (Need to change)		[	*]%		Measurement		% of
1.2	Change Management—Performance Category	CD + months**					Allocation*	Invoice
1.2.1	Change SOP Compliance (Implement to Close)	9	[*]%		[*]%	Monthly	100.0%	[*]%

	Allocation of Pool Percentage		[	*]%		Measurement		% of
1.3	Asset Management—Performance Category	CD + months**	Expected		Minimum	Window	Allocation*	Invoice
1.3.1	Equipment Inventory Accuracy	12	[*]%		[*]%	Quarterly	25.0%	[*]%
1.3.2	Software Inventory Accuracy	12	[*]%		[*]%	Quarterly	25.0%	[*]%
1.3.3	Accuracy of Configuration Database Information	12	[*]%		[*]%	Quarterly	50.0%	[*]%

	Allocation of Pool Percentage		10%			Measurement		% of
1.4	Request Fulfillment—Performance Category	CD + months**	Expected		Minimum*	Window	Allocation*	Invoice
1.4.1	Request Fulfillment	9	[*]%		[*]%	Monthly	100.0%	[*]%

	Allocation of Pool Percentage		[	*]%		Measurement		% of
1.5	Incident and Problem Management—Performance Category	CD + months**	Expected		Minimum	Window	Allocation*	Invoice
1.5.1	Time to Resolve Severity Level 1 Incident	12	[*]%		[*]%	Monthly	25.0%	[*]%
	Expected: Percentage of Incidents resolved within 2 hours		[*]%
	Minimum: Average time to resolve Incidents***				[*] [*] [*] [*]
1.5.2	Time to Resolve Severity Level 2 Incident	12	[*]%		[*]%	Monthly	10.0%	[*]%
1.5.3	Problem Reviews completed within 30 days	3	[*]%		[*]%	Monthly	10.0%	[*]%
1.5.4	Number of High Impact Major Incidents per month	12	[*]		[*]	Monthly	20.0%	[*]%
1.5.5	Total duration of High Impact Major Incidents per month (hours)	12	[*]		[*]	Monthly	35.0%	[*]%
							100.0%

	Allocation of Pool Percentage		[*]% Expected				Measurement Window		% of Invoice
1.6	Applications Hosting Availability—Performance Category	CD + months**			Minimum			Allocation*
1.6.1	Critical Operating Instance Availability	0	[*	]%	[*	]%	Monthly	13.3%	[*	]%
1.6.2	High Operating Instance Availability	0	[*	]%	[*	]%	Monthly	16.0%	[*	]%	[*]%
1.6.3	Standard Operating Instance Availability	0	[*	]%	[*	]%	Monthly	6.0%	[*	]%
1.6.4	Critical Database Availability	9	[*	]%	[*	]%	Monthly	13.3%	[*	]%
1.6.5	High Database Availability	9	[*	]%	[*	]%	Monthly	16.0%	[*	]%	[*]%
1.6.6	Standard Database Availability	9	[*	]%	[*	]%	Monthly	6.0%	[*	]%
1.6.7	Critical Storage Availability	0	[*	]%	[*	]%	Monthly	12.5%	[*	]%
1.6.8	High Storage Availability	0	[*	]%	[*	]%	Monthly	10.0%	[*	]%	[*]%
1.6.9	Standard Storage Availability	0	[*	]%	[*	]%	Monthly	7.0%	[*	]%
								100.0%
	Allocation of Pool Percentage		[*]% 35				Measurement Window		% of Invoice
1.7	Data Network Services—Performance Category	CD + months**			Minimum			Allocation*
1.7.1.1	GWAN Router to Router Availability—Site Type A	9	[*	]%	[*	]%	Monthly	35.0%	[*	]%	Exempt
1.7.1.2	GWAN Router to Router Availability—Site Type B	9	[*	]%	[*	]%	Monthly	20.0%	[*	]%
1.7.1.3	GWAN Router to Router Availability—Site Type C	9	[*	]%	[*	]%	Monthly	5.0%	[*	]%
1.7.1.4	GWAN Router to Router Availability—Site Type D	9	[*	]%	[*	]%	Monthly	2.0%	[*	]%
1.7.2	Remote Access (VPN) Availability Per POP	9	[*	]%	[*	]%	Monthly	5.0%	[*	]%
1.7.3	Internet Service Availability	9	[*	]%	[*	]%	Monthly	5.0%	[*	]%
1.7.4	Global Remote Access Service Availability	9	[*	]%	[*	]%	Monthly	5.0%	[*	]%
1.7.5	B2B IPSEC Service Availability	9	[*	]%	[*	]%	Monthly	8.0%	[*	]%
1.7.6	WAN Optimization Service Availability	9	[*	]%	[*	]%	Monthly	3.0%	[*	]%
1.7.7	Internet Content Service (URL and Category Filters) Availability	9	[*	]%	[*	]%	Monthly	5.0%	[*	]%
1.7.8	Wireless Service Availability	9	[*	]%	[*	]%	Monthly	2.0%	[*	]%
1.7.9	Network Response Time (Defined in MPLS 3rd Prty contract and varies by site)	9	[*	]%	[*	]%	Monthly	5.0%	[*	]%
								100.0%

	Allocation of Pool Percentage		[*]% Expected				Measurement Window		% of Invoice
1.8	Voice Network Services—Performance Category	CD + months**			Minimum			Allocation*
1.8.1	Main Switching Node Availability	0	[*	]%	[*	]%	Monthly	50.0%	[*	]%
1.8.2	Remote Switching Node/Shelves Availability	0	[*	]%	[*	]%	Monthly	50.0%	[*	]%

	Allocation of Pool Percentage		[*]% Expected				Measurement Window		% of Invoice
1.9	Messaging Services—Performance Category	CD + months**			Minimum			Allocation*
1.9.1	Messaging Service Availability (e-mail, IM, Unified Messaging, fax)	0	[*	]%	[*	]%	Monthly	100.0%	[*	]%

	Allocation of Pool Percentage		[*]% Expected				Measurement Window		% of Invoice
1.10	Reporting Services—Performance Category	CD + months**			Minimum			Allocation*
1.10.1	All critical reports delivered on schedule	3	[*	]%	[*	]%	Monthly	100.0%	[*	]%	Exempt

		TOTAL	[*	]%

Notes:

*	Service Level Credit Allocation Percentage
**	Number of Months after the Commencement Date when Supplier is responsible for Service Level performance and Service Level Credits due for Service Level Default
***	The monthly Minimum resolution time will be determined by calculating the average in minutes of all of the Severity Level 1 Incidents

Critical Service Levels
Total Supplier At Risk—Expressed in term of percentage of the Monthly Charge	[	*]%
At-Risk Pool Percentage Available For Allocation—Expressed as a percentage of the At-Risk Amount	[	*]%
At-Risk Pool Available Unallocated — Expressed as percentage of the Pool not Allocated	0%

EXPLANATORY NOTE: This matrix shall apply from Amendment No 7 Effective Date through the AHS Commencement Date

Attach. 3-B Section Reference	Allocation of Pool Percentage	[*]%		Measurement Window	Allocation*	% of Invoice	Continuous Improvement
1.1.1	Service Desk—Performance Category	Expected	Minimum
1.1.1.1	Average Speed to Answer (In seconds)	[*]	[*]	Monthly	10.00%	[*]%	Exempt
1.1.1.2	Authorized User Satisfaction Rating	[*]	[*]	Monthly	35.00%	[*]%
1.1.1.3	Resolution of Resolvable Incidents/Requests by the Service Desk	[*]%	[*]%	Monthly	35.00%	[*]%
1.1.1.4	Ticket Mishandling—Service Desk	[*]%	[*]%	Monthly	10.00%	[*]%
1.1.1.5	Call abandon rate—Service Desk	[*]%	[*]%	Monthly	10.00%	[*]%	Exempt
					100.0%	[*]%

	Allocation of Pool Percentage	[*]%	Minimum	Measurement Window	Allocation*	% of Invoice
1.1.2	Service Desk Responsiveness—Performance Category	Expected
1.1.2.1	GERP Desk percentage of incidents resolved	[*]%	[*]%	Monthly	50.0%	[*]%
1.1.2.2	Field Desk percentage of incident resolved	[*]%	[*]%	Monthly	50.0%	[*]%	Exempt

	Allocation of Pool Percentage	[*]%		Measurement	Allocation*	% of Invoice
1.2	Change Management—Performance Category
1.2.1	Change SOP Compliance (Implement to Close)	[*]%	[*]%	Monthly	100.0%	[*]%

	Allocation of Pool Percentage	[*]%		Measurement Window	Allocation*	% of Invoice
1.3	Asset Management—Performance Category	Expected	Minimum
1.3.1
1.3.2
1.3.3

	Allocation of Pool Percentage	[*]%	Minimum*	Measurement Window	Allocation*	% of Invoice
1.4	Request Fulfillment—Performance Category	Expected
1.4.1	Request Fulfillment	[*]%	[*]%	Monthly	100.0%	[*]%

	Allocation of Pool Percentage	[*]%	Minimum	Measurement Window	Allocation*	% of Invoice
1.5	Incident and Problem Management—Performance Category	Expected
1.5.1	Time to Resolve Severity Level 1 Incident			Monthly	25.0%	[*]%
	Expected: Percentage of Incidents resolved within 2 hours	[*]%
	Minimum: Average time to resolve Incidents***		[*] [*] [*] [*]
1.5.2	Time to Resolve Severity Level 2 Incident	[*]%	[*]%	Monthly	10.0%	[*]%
1.5.3	Problem Reviews completed within 30 days	[*]%	[*]%	Monthly	10.0%	[*]%

1.5.4	Number of High Impact Major Incidents per month	[*]	[*]	Monthly	20.0%	[*]%
1.5.5	Total duration of High Impact Major Incidents per month (hours)	[*]	[*]	Monthly	35.0%	[*]%
					100.0%
1.6	Allocation of Pool Percentage Applications Hosting Availability—Performance Category		[*]% Expected	Minimum	Measurement Window	Allocation*	% of Invoice
1.6.1
1.6.2
1.6.3
1.6.4.1	Critical Application Hosting Database Availability	9	[*]%	[*]%	Monthly	20.0%	[*]%
1.6.4.2	High Application Hosting Database Availability	9	[*]%	[*]%	Monthly	20.0%	[*]%
1.6.4.3	Standard Application Hosting Database Availability	9	[*]%	[*]%	Monthly	15.0%	[*]%
1.6.5.1	Critical Application Hosting Storage Availability	0	[*]%	[*]%	Monthly	15.0%	[*]%
1.6.5.2	High Application Hosting Storage Availability	0	[*]%	[*]%	Monthly	15.0%	[*]%
1.6.5.3	Standard Application Hosting Storage Availability	0	[*]%	[*]%	Monthly	15.0%	[*]%
						100.0%

1.7	Allocation of Pool Percentage Data Network Services—Performance Category	CD + months**	[*]% Expected ****	Minimum ****	Measurement Window	Allocation*	% of Invoice
1.7.1.1	GWAN Router to Router Availability—Site Type A	9	[*]%	[*]%	Monthly	5.0%	[*]%	Exempt
1.7.1.2	GWAN Router to Router Availability—Site Type B	9	[*]%	[*]%	Monthly	5.0%	[*]%
1.7.1.3	GWAN Router to Router Availability—Site Type C	9	[*]%	[*]%	Monthly	5.0%	[*]%
1.7.1.4	GWAN Router to Router Availability—Site Type D	9	[*]%	[*]%	Monthly	5.0%	[*]%
1.7.2	Remote Access (VPN) Availability Per POP	9	[*]%	[*]%	Monthly	10.0%	[*]%
1.7.3	Internet Service Availability	9	[*]%	[*]%	Monthly	10.0%	[*]%
1.7.4	Global Remote Access Service Availability	9	[*]%	[*]%	Monthly	15.0%	[*]%
1.7.5	B2B IPSEC Service Availability	9	[*]%	[*]%	Monthly	10.0%	[*]%
1.7.6	WAN Optimization Service Availability	9	[*]%	[*]%	Monthly	10.0%	[*]%
1.7.7	Internet Content Service (URL and Category Filters) Availability	9	[*]%	[*]%	Monthly	10.0%	[*]%
1.7.8	Wireless Service Availability	9	[*]%	[*]%	Monthly	15.0%	[*]%
1.7.9	Network Response Time (Defined in MPLS 3rd Prty contract and varies by site)	9	[*]%	[*]%	Monthly	0.0%	[*]%
						100.0%

1.8	Allocation of Pool Percentage Voice Network Services—Performance Category		[*]% Expected	Minimum	Measurement Window	Allocation*	% of Invoice
1.8.1
1.8.2

1.9	Allocation of Pool Percentage Messaging Services—Performance Category		[*]% Expected	Minimum	Measurement Window	Allocation*	% of Invoice
1.9.1

1.10	Allocation of Pool Percentage Reporting Services—Performance Category	CD + months**	[*]% Expected	Minimum	Measurement Window	Allocation*	% of Invoice
1.10.1	All critical reports delivered on schedule	3	[*]%	[*]%	Monthly	100.0%	[*]%	Exempt
		TOTAL	[*]%

Notes:

*	Service Level Credit Allocation Percentage

**	Number of Months after the Commencement Date when Supplier is responsible for Service Level performance and Service Level Credits due for Service Level Default

***	The monthly Minimum resolution time will be determined by calculating the average in minutes of all of the Severity Level 1 Incidents

Critical Service Levels
Total Supplier At Risk—Expressed in term of percentage of the Monthly Charge	[*]	%
At-Risk Pool Percentage Available For Allocation—Expressed as a percentage of the At-Risk Amount	[*]	%
At-Risk Pool Available Unallocated — Expressed as percentage of the Pool not Allocated	0%
EXPLANATORY NOTE: This matrix shall apply following the AHS Commencement Date

Attach. 3-B Section Reference	Allocation of Pool Percentage	[*]%	Minimum	Measurement Window	Allocation*	% of Invoice	Continuous
1.1.1	Service Desk—Performance Category	Expected					Improvement
1.1.1.1	Average Speed to Answer (In seconds)	[*]	[*]	Monthly	10.0%	[*]%	Exempt
1.1.1.2	Authorized User Satisfaction Rating	[*]	[*]	Monthly	35.0%	[*]%
1.1.1.3	Resolution of Resolvable Incidents/Requests by the Service Desk	[*]%	[*]%	Monthly	35.0%	[*]%
1.1.1.4	Ticket Mishandling—Service Desk	[*]%	[*]%	Monthly	10.0%	[*]%
1.1.1.5	Call abandon rate—Service Desk	[*]%	[*]%	Monthly	10.0%	[*]%	Exempt
					100.0%

	Allocation of Pool Percentage	[*]%	Minimum	Measurement Window	Allocation*	% of Invoice
1.1.2	Service Desk Responsiveness—Performance Category	Expected
1.1.2.1	GERP Desk percentage of incidents resolved	[*]%	[*]%	Monthly	50.0%	[*]%
1.1.2.2	Field Desk percentage of incident resolved	[*]%	[*]%	Monthly	50.0%	[*]%	Exempt

	Allocation of Pool Percentage	[*]%		Measurement	Allocation*	% of Invoice
1.2	Change Management—Performance Category
1.2.1	Change SOP Compliance (Implement to Close)	[*]%	[*]%	Monthly	100.0%	[*]%

	Allocation of Pool Percentage	[*]%	Minimum	Measurement Window	Allocation*	% of Invoice
1.3	Asset Management—Performance Category	Expected
1.3.1
1.3.2
1.3.3

	Allocation of Pool Percentage	[*]%	Minimum*	Measurement Window	Allocation*	% of Invoice
1.4	Request Fulfillment—Performance Category	Expected
1.4.1	Request Fulfillment	[*]%	[*]%	Monthly	100.0%	[*]%

	Allocation of Pool Percentage	[*]%	Minimum	Measurement Window	Allocation*	% of Invoice
1.5	Incident and Problem Management—Performance Category	Expected
1.5.1	Time to Resolve Severity Level 1 Incident	[*]%	[*]%	Monthly	25.0%	[*]%
	Expected: Percentage of Incidents resolved within 2 hours	[*]%
	Minimum: Average time to resolve Incidents***		[*]% [*]% [*]% [*]%
1.5.2	Time to Resolve Severity Level 2 Incident	[*]%	[*]%	Monthly	20.0%	[*]
1.5.3	Problem Reviews completed within 30 days	[*]%	[*]%	Monthly	10.0%	[*]%
1.5.4	Number of High Impact Major Incidents per month	[*]	[*]	Monthly	20.0%	[*]
1.5.5	Total duration of High Impact Major Incidents per month (hours)	[*]	[*]	Monthly	25.0%	[*]
					100.0%

	Allocation of Pool Percentage	[*]%	Minimum	Measurement Window	Allocation*	% of Invoice
1.6	Applications Hosting Availability—Performance Category	Expected
1.6.1
1.6.2
1.6.3

1.6.4.1
1.6.4.2
1.6.4.3
1.6.5.1
1.6.5.2
1.6.5.3

	Allocation of Pool Percentage		[*]% Expected ****	Minimum ****	Measurement Window	0.0% Allocation*	% of Invoice
1.7	Data Network Services—Performance Category	CD + months**
1.7.1.1	GWAN Router to Router Availability—Site Type A	9	[*]%	[*]%	Monthly	5.0%	[*]%	Exempt
1.7.1.2	GWAN Router to Router Availability—Site Type B	9	[*]%	[*]%	Monthly	5.0%	[*]%
1.7.1.3	GWAN Router to Router Availability—Site Type C	9	[*]%	[*]%	Monthly	5.0%	[*]%
1.7.1.4	GWAN Router to Router Availability—Site Type D	9	[*]%	[*]%	Monthly	5.0%	[*]%
1.7.2	Remote Access (VPN) Availability Per POP	9	[*]%	[*]%	Monthly	10.0%	[*]%
1.7.3	Internet Service Availability	9	[*]%	[*]%	Monthly	10.0%	[*]%
1.7.4	Global Remote Access Service Availability	9	[*]%	[*]%	Monthly	15.0%	[*]%
1.7.5	B2B IPSEC Service Availability	9	[*]%	[*]%	Monthly	10.0%	[*]%
1.7.6	WAN Optimization Service Availability	9	[*]%	[*]%	Monthly	10.0%	[*]%
1.7.7	Internet Content Service (URL and Category Filters) Availability	9	[*]%	[*]%	Monthly	10.0%	[*]%
1.7.8	Wireless Service Availability	9	[*]%	[*]%	Monthly	15.0%	[*]%
1.7.9	Network Response Time (Defined in MPLS 3rd Prty contract and varies by site)	9	[*]%	[*]%	Monthly	0.0%	[*]%
						100.0%

	Allocation of Pool Percentage		[*]% Expected	Minimum	Measurement Window	Allocation*	% of Invoice
1.8	Voice Network Services—Performance Category
1.8.1
1.8.2

	Allocation of Pool Percentage		[*]% Expected	Minimum	Measurement Window	Allocation*	% of Invoice
1.9	Messaging Services—Performance Category
1.9.1

	Allocation of Pool Percentage	CD + months**	[*]% Expected	Minimum	Measurement Window	Allocation*	% of Invoice
1.10	Reporting Services—Performance Category
1.10.1	All critical reports delivered on schedule	3	[*]%	[*]%	Monthly	100.0%	[*]%	Exempt

		TOTAL	[*]%

Notes:

*	Service Level Credit Allocation Percentage
**	Number of Months after the Commencement Date when Supplier is responsible for Service Level performance and Service Level Credits due for Service Level Default
***	The monthly Minimum resolution time will be determined by calculating the average in minutes of all of the Severity Level 1 Incidents
****	Percentage/Values for purposes of calculating annual Continous Improvement will be based on 2 decimel places, while 3 decimel places will be used for monthly reporting purposes.

Key Measurements Amend Date

Attach. 3- B
Section Reference							Company Notes
2.1	Service Desk—Performance Category	CD + months**	Expected ***	Minimum ***	Measurement Window	Continuous Improvement
2.1.1	Intentionally Left Blank
2.1.2	Tickets Closed, yet were not resolved	9	[*]%	[*]%	Monthly
2.1.3	Average speed to create ticket from electronic submission	0	[*]	[*]	Monthly	Exempt
2.1.4	First call fix within agreed Service Levels	6	[*]%	[*]%	Monthly
2.1.5	Calls answered within 60 seconds	0	[*]%	[*]%	Monthly	Exempt
2.1.6	Calls answered within 120 seconds	0	[*]%	[*]%	Monthly	Exempt

2.2	Service Management—Performance Category	CD + months**	Expected	Minimum	Measurement Window
2.2.1	Problem Reviews completed within 60 days	3	[*]%	[*]%	Monthly
2.2.2

2.3	Request Fulfillment—Performance Category		Expected	Minimum	Measurement Window
2.3.1
2.3.2	Request Fulfillment—End User Services		[*]%	[*]%	Monthly

2.4	Incident Response and Resolution— Performance Category		Expected	Minimum	Measurement Window
2.4.1	Incident Response within Service Levels		[*]%	[*]%	Monthly
2.4.2	Incident Resolution—Severity 3 < 36 hours		[*]%	[*]%	Monthly
2.4.3	Incident Resolution—Severity 4 < 7 days		[*]%	[*]%	Monthly
2.4.4	Incident Resolution—Severity 5 < 30 days		[*]%	[*]%	Monthly
2.4.5	Open Incidents in breach of Service Levels		[*]%	[*]%	Monthly

2.5	Availability—Performance Category	CD + months**	Expected	Minimum	Measurement Window
2.5.1
2.5.2
2.5.3
2.5.4

AMGEN CONFIDENTIAL	Page 9

2.6	Release Deployment—Performance Category		Expected	Minimum	Measurement Window
2.6.1	Virus DAT File Release High but Non-Critical<24 hour	9	[*]%	[*]%	Monthly
2.6.2	Virus Software Engine Update (Same as DAT Files)	9	[*]%	[*]%	Monthly
2.6.3	Releases Closed On-Time		[*]%	[*]%	Monthly
2.6.4	Release without Error		[*]%	[*]%	Monthly
2.6.5	Critical Service Scheduled Downtime (Hours)		[*]	[*]	Monthly

					Measurement Window
2.70	Data Network Services—Performance Category	CD + months**	Expected ***	Minimum ***
2.7.1	Access Link Availability (Access Router to Nodal Router)	9	[*]%	[*]%	Monthly	Exempt
2.7.2	Backbone Link Availability	9	[*]%	[*]%	Monthly	Exempt
2.7.3	Equipment MTTR (Mean Time To Restore)—All Locations	9	[*]	[*]	Monthly	Exempt
2.7.4	Device Authentication Authorization & Accounting (AAA) Availability	9	[*]%	[*]%	Monthly
2.7.5	Load Balancing Network Availability	9	[*]%	[*]%	Monthly	Exempt

					Measurement Window
2.8	Voice Network Services—Performance Category		Expected	Minimum
2.8.1
2.8.2
2.8.3
2.8.4
2.8.5
2.8.6
					Measurement Window
2.9	Video Services—Performance Category	CD + months**	Expected	Minimum
2.9.1	Average Speed of Answer—York Help Desk	9	[*]	[*]	Monthly	Exempt
2.9.2	Accuracy of start time for videoconferences	9	[*]%	[*]%	Monthly	Exempt
2.9.3	Performance of videoconference complete without disruptions (within York control).	9	[*]%	[*]%	Monthly	Exempt
2.9.4	Reservation confirmation (through Outlook or email within 2 hour).	9	[*]%	[*]%	Monthly	Exempt
					Measurement Window
2.10	Budget and Project Management Metrics—Performance Category		Expected ***	Minimum ***
2.10.1	Implementations Delivered On-Time	6	[*]%	[*]%	Monthly
2.10.2	Milestones Delivered On-Time	6	[*]%	[*]%	Monthly
2.10.3	Estimation Accuracy – Schedule Estimate to Actual Variance	6	[*]%	[*]%	Monthly
2.10.4	Projects Delivered to Budget [(Within +/-10%)]	6	[*]%	[*]%	Monthly

2.11	IS Operations Communications	CD + months**	Expected	Minimum	Window
2.11.1
2.11.2

Notes:
**	Number of months after the Commencement Date when the Supplier is responsible for Service Level performance and Service Level Credits due for Service Level Default

***	Percentage/Values for purposes of calculating annual Continous Improvement will be based on 2 decimel places, while 3 decimel places will be used for monthly reporting purposes.

AMGEN CONFIDENTIAL	Page 10

Attachment 3-B

Critical Service Levels and Key Measurements

Attachment to Exhibit 3 (Service Level Management)

Amgen & IBM Confidential	Page 1 of 19

1.0 INTRODUCTION	4

1.1. PERFORMANCE CATEGORIES—SERVICE DESK AND SERVICE DESK RESPONSIVENESS	4
1.1.1. Service Desk Performance Category	4
1.1.1.1. Average Speed to Answer (In seconds)	4
1.1.1.2. Authorized User Satisfaction Rating	4
1.1.1.3. Resolution of Resolvable Incidents/Requests by the Service Desk	4
1.1.1.4. Ticket Mishandling—Service Desk	4
1.1.1.5. Call abandon rate—Service Desk	5
1.1.2. SERVICE DESK RESPONSIVENESS PERFORMANCE CATEGORY	5
1.1.2.1. GERP Resolution of Resolvable Incidents/Requests by the Service Desk	5
1.1.2.2. Field Desk Percentage of Incidents Resolved	5
1.2. PERFORMANCE CATEGORY—CHANGE MANAGEMENT	6
1.2.1. Change SOP Compliance (Implement to Close)	6
1.3. INTENTIONALLY OMITTED	6
1.4. PERFORMANCE CATEGORY—REQUEST FULFILLMENT	6
1.4.1. Request Fulfillment	6
1.5. PERFORMANCE CATEGORY—INCIDENT AND PROBLEM MANAGEMENT	6
1.5.1. Time to Resolve Severity Level 1 Incident	6
1.5.2. Time to Resolve Severity Level 2 Incident	6
1.5.3. Problem Reviews completed within 30 days	7
1.5.4. Number of Severity Level 1 Incidents per Month	7
1.5.5. Total duration of Severity Level 1 Incidents per Month (hours)	7
1.6. PERFORMANCE CATEGORY—APPLICATIONS HOSTING AVAILABILITY	7
1.6.1. Intentionally Omitted	7
1.6.2. Intentionally Omitted	7
1.6.3. Intentionally Omitted	7
1.6.4. Database Availability	8
1.6.4.1. Critical Database Availability	8
1.6.4.2. High Database Availability	8
1.6.4.3. Standard Database Availability	9
1.6.5. Storage Availability	9
1.6.5.1. Critical Storage Availability	9
1.6.5.2. High Storage Availability	9
1.6.5.3. Standard Storage Availability	10
1.7. PERFORMANCE CATEGORY—DATA NETWORK SERVICES	10
1.7.1. GWAN Router to Router Availability	10
1.7.1.1. GWAN Router to Router Availability Site Type A	11
1.7.1.2. GWAN Router to Router Availability Site Type B	11
1.7.1.3. GWAN Router to Router Availability Site Type C	11
1.7.1.4. GWAN Router to Router Availability Site Type D	11
1.7.2. Remote Access (VPN) Availability Per POP	11
1.7.3. Internet Service Availability	12
1.7.4. Global Remote Access Service Availability	12
1.7.5. B2B IPSEC Service Availability	12
1.7.6. WAN Optimization Service Availability	12
1.7.7. Internet Content Service (URL and Category Filters) Availability	12
1.7.8. Wireless Service Availability	13
1.7.9. Network Response Time	13
1.8. INTENTIONALLY OMITTED	13
1.9. INTENTIONALLY OMITTED	13
1.10. PERFORMANCE CATEGORY—REPORTING SERVICES	13
1.10.1. All critical Reports delivered on schedule	13

2.0 KEY MEASUREMENTS	14

2.1 PERFORMANCE CATEGORY—SERVICE DESK	14
2.1.1 Intentionally Omitted	14

Amgen & IBM Confidential	Page 2 of 19

2.1.2 Tickets Closed, yet were not Resolved	14
2.1.3 Average speed to create ticket from electronic submission	14
2.1.4 First call fix within agreed Service Level	14
2.1.5 Calls answered within 60 seconds	14
2.1.6 Calls answered within 120 seconds	14
2.2 PERFORMANCE CATEGORY—SERVICE MANAGEMENT	14
2.2.1 Problem Reviews completed within 60 days	14
2.2.2 Intentionally Omitted	15
2.3 PERFORMANCE CATEGORY—REQUEST FULFILLMENT	15
2.3.1 Intentionally Omitted	15
2.3.2 Request Fulfillment—End User Services	15
2.4 PERFORMANCE CATEGORY—INCIDENT RESPONSE AND RESOLUTION	15
2.4.1 Incident Response within Service Level	15
2.4.2 Incident Resolution —Severity Level 3	15
2.4.3 Incident Resolution —Severity Level 4	15
2.4.4 Incident Resolution —Severity Level 5	15
2.4.5 Open Incidents in breach of Service Level	15
2.5 INTENTIONALLY OMITTED	15
2.6 PERFORMANCE CATEGORY—RELEASE DEPLOYMENT	16
2.6.1 Virus DAT File Release High but Non-Critical less then 24 hour	16
2.6.2 Virus Software Engine Update (same as DAT files)	16
2.6.3 Software Updates Current and Completed Releases Closed On-Time	16
2.6.4 Release without Error	16
2.6.5 Critical Service Scheduled Downtime (Hours)	16
2.7 PERFORMANCE CATEGORY—DATA NETWORK SERVICES	16
2.7.1 Access Link Availability (Access Router to Nodal Router)	16
2.7.2 Backbone Link Availability	17
2.7.3 Equipment MTTR (Mean Time To Restore)—All Locations	17
2.7.4 Device Authentication Authorization & Accounting (AAA) Availability	17
2.7.5 Load Balancing Network Availability	17
2.8 INTENTIONALLY OMITTED	17
2.9 PERFORMANCE CATEGORY—VIDEO SERVICES	17
2.9.1 Average Speed of Answer (AV)—Help Desk	17
2.9.2 Accuracy of Start Time for Videoconferences	18
2.9.3 Performance of Videoconference Completed Without Disruptions	18
2.9.4 Videoconference Reservation Confirmation	18
2.10 PERFORMANCE CATEGORY—BUDGET AND PROJECT MANAGEMENT METRICS	18
2.10.1 Implementations Delivered On-Time	18
2.10.2 Milestones Delivered On-Time	18
2.10.3 Estimation Accuracy—Schedule Estimate to Actual Variance	19
2.10.4 Projects Delivered to Budget [(Within +/-10%)]	19
2.11 INTENTIONALLY OMITTED	19

Amgen & IBM Confidential	Page 3 of 19

1.0   INTRODUCTION

This Section sets forth qualitative descriptions of the Critical Service Levels. The numerical Minimum Service Levels, Expected Service Levels and commencement of obligations associated with such Critical Service Levels are set forth in Attachment 3-A (Service Level Matrix) to Exhibit 3 (Service Level Management).

1.1.	Performance Categories – Service Desk and Service Desk Responsiveness

1.1.1.	Service Desk Performance Category

1.1.1.1.	Average Speed to Answer (In seconds)

The average amount of elapsed time from the point that the caller selects to speak to an agent at the Service Desk queue until a Service Desk technician answers the Call.

The monthly average speed to answer Service Level shall be calculated by taking the sum of the amount of elapsed time to answer for each Call, for the applicable month, and dividing it by the total number of Calls answered in that month.

1.1.1.2.	Authorized User Satisfaction Rating

The rating of user satisfaction as obtained from Authorized User survey questions responded to by recent callers to the Service Desk regarding the Services received.

The monthly Company satisfaction Service Level shall be calculated by taking the mean average of the rating performance for all Calls surveyed in the applicable month.

1.1.1.3.	Resolution of Resolvable Incidents/Requests by the Service Desk

The resolution measure occurs when the Service Desk resolvable Incident has been resolved and communicated to the Authorized User or the Service Desk resolvable Service Request has been completed and confirmed by the Authorized User, in each case without escalation beyond the Service Desk. A resolvable Incident/Service Request is one that has been pre-defined to be resolvable by the Service Desk as well as approved by Company.

The monthly Service Levels shall be calculated by measuring the number of resolvable Incidents and Service Requests actually resolved by the Service Desk and dividing it by the total number of resolvable Incidents and Service Requests that were received by the Service Desk (in each case during the applicable month).

1.1.1.4.	Ticket Mishandling—Service Desk

An Incident or Service Request as identified as not being managed correctly by the Service Desk analysts. Reason may include: process not followed, incorrectly assigned, incorrect or insufficient data collected, analyst error or similar reasons. Tickets may be identified by Level 2 Support or Level 3 Support staff, Company Service managers or other Authorized Users

Amgen & IBM Confidential	Page 4 of 19

1.1.1.5.	Call abandon rate—Service Desk

The monthly Call abandon rate Service Level shall be calculated by taking the total number of Calls coded as “Call Abandon”, for the applicable month, and dividing them by the total number of Calls received in that month. A Call received at the Service Desk telephone switch that disconnects during the period beginning when the caller is placed in the Service Desk technician Call queue and ending when a Service Desk technician answers the Call is considered abandoned. If the caller hangs up after using self-help or hearing the status message, the Call is not considered abandoned.

The Call abandon rate is the percentage of times that a caller who selects to talk to a customer service representative (“CSR”) drops off the Call before talking with a CSR.

The Call abandon rate shall be measured using the Service Desk “ACD”-provided statistics.

1.1.2.	Service Desk Responsiveness Performance Category

1.1.2.1.	GERP Resolution of Resolvable Incidents/Requests by the Service Desk

The resolution measure occurs when the Service Desk resolvable GERP Incident has been resolved and communicated to the Authorized User or the Service Desk resolvable GERP Service Request has been completed and confirmed by the Authorized User, in each case without escalation beyond the Service Desk. A resolvable GERP Incident/Service Request is one that has been pre-defined to be resolvable by the Service Desk as well as approved by the Company.

The monthly Service Levels shall be calculated by measuring the number of GERP resolvable Incidents and Service Requests actually resolved by the Service Desk and dividing it by the total number of GERP resolvable Incidents and Service Requests that were received by the Service Desk (in each case during the applicable month).

1.1.2.2.	Field Desk Percentage of Incidents Resolved

The Service Desk Responsiveness measure reflects the percentage of Incidents tickets opened by the Service Desk during a given month that are resolved by Service Desk staff.

The Field Desk Percentage Service Level shall be calculated by taking the actual number of Field Desk Incident tickets resolved during the applicable month divided by the total number of Field Desk Incident tickets opened during the same month.

The general IS desk is not included in this Service Desk Responsiveness Category.

The current Field Service Desk metric includes all calls, including those that involve 2nd level help through Field Hardware Services to resolve the issue. The Parties agree that this metric will continue to be calculated using this same approach.

Amgen and IBM agree that the “% of invoice” amount will be maintained at or below 0.60% from CD month indicated, through December, 2010 and reassessed based on service desk performance.

Amgen & IBM Confidential	Page 5 of 19

1.2.	Performance Category – Change Management

1.2.1.	Change SOP Compliance (Implement to Close)

This measure tracks the extent to which the change process applicable to Supplier is followed. This is designed to measure the effectiveness of the process and maintain control. It is measured by the percentage of changes submitted to Release Management that are accepted without denial or modification due to faults or gaps that occurred during the Change Management process applicable to Supplier.

1.3.	Intentionally Omitted

1.4.	Performance Category – Request Fulfillment

1.4.1.	Request Fulfillment

This measure evaluates the resolution of Service Request tickets against the Service Levels based on Severity Level or scheduled date. When using the Severity Level to measure resolution, it is measured from the time the ticket is opened to the time it is closed. When using the scheduled date to measure resolution, it is measured by whether the scheduled date is met or not. Upon the Amendment No 7 Effective Date, Service Request tickets relating to the EUS tower shall not apply to the calculation of this Service Level. Upon the AHS Commencement Date, Service Request tickets related to the Application Hosting Tower shall not apply to the calculation of this Service Level.

1.5.	Performance Category – Incident and Problem Management

1.5.1.	Time to Resolve Severity Level 1 Incident

This measure evaluates the resolution of tickets that are Incidents of Severity Level 1. Resolution is measured from the time the ticket is opened to the time it is closed. Upon the Amendment No 7 Effective Date, Incident tickets relating to the EUS tower shall not apply to the calculation of this Service Level. Upon the AHS Commencement Date, Incident tickets related to the Application Hosting Tower shall not apply to the calculation of this Service Level.

1.5.2.	Time to Resolve Severity Level 2 Incident

This measure evaluates the resolution of tickets that are Incidents of Severity Level 2. Resolution is measured from the time the ticket is opened to the time it is closed. Upon the Amendment No 7 Effective Date, Incident tickets relating to the EUS tower shall not apply to the calculation of this Service Level. Upon the AHS Commencement Date, Incident tickets related to the Application Hosting Tower shall not apply to the calculation of this Service Level.

Amgen & IBM Confidential	Page 6 of 19

1.5.3.	Problem Reviews completed within 30 days

This measure is to ensure the timely identification of root cause within 30 days. Completion of the Problem review is defined as when a formal Problem review has been held to determine the root cause and corrective actions required. It is measured by the time between the Incident closure and completion of the Problem review.

1.5.4.	Number of Severity Level 1 Incidents per Month

This measurement is the number of Severity Level 1 Incidents per month.

1.5.5.	Total duration of Severity Level 1 Incidents per Month (hours)

This measurement is the average outage duration in total hours of the Severity Level 1 Incidents that occurred during the month.

1.6.	Performance Category – Applications Hosting Availability

To the extent that the Availability Service Levels in this Section 1.6 apply as of the Commencement Date (CD plus 0 months), such Service Levels shall be measured to the extent that the components comprising the applicable Service have the monitoring capability required for the Service Levels and are being monitored for Availability in accordance with the Service Levels.

The Parties agree that the Critical Service Levels within this Performance Category shall provide for measurement of Availability on an individual component basis (e.g., Server OS Instance, database Instance or storage array) and shall not be measured on an aggregate basis. Accordingly, the determination of Expected Service Level Defaults and Earnback, and the determination of Minimum Service Level Defaults for purposes of Section 29.3 of the Agreement (Termination for Multiple Service Level Defaults) shall be made on an individual component basis.

For example, an Expected Service Level Default with respect to an individual component shall mean that such individual component experiences four or more misses of the Expected Service Level during a rolling 12-month period.

For example, Supplier shall be relieved from paying the pro-rated portion of the Service Level Credits assessed during a Contract Year in connection with Service Level Defaults for an individual component (i.e., Earnback of such Service Level Credits) if, during such Contract Year, Supplier achieved a Yearly Performance Average for such individual component that was greater than or equal to the Expected Service Level.

For example, four consecutive Minimum Service Level Defaults of the same Server OS Instance shall constitute a condition that triggers this provision, but four (4) consecutive Minimum Service Level Defaults of different Server OS Instances shall not constitute such condition.

1.6.1.	Intentionally Omitted

1.6.2.	Intentionally Omitted

1.6.3.	Intentionally Omitted

Amgen & IBM Confidential	Page 7 of 19

1.6.4.	Database Availability

The Database Availability category measures the Availability of database instances by Service Level (i.e., critical, high or standard). The minimum Service Level Credit amount set forth for each of the Database Availability Critical Service Levels shall be applicable only if (i) the sum of the Service Level Credit amounts set by Company pursuant to Exhibit 3 (Service Level Management) for all of the Critical Service Levels within this category is greater than or equal to three (3) per cent of the Monthly Invoice Amount, and (ii) the Service Level Credit set by Company for the applicable Critical Service Level is greater than zero percent (0%) of the Monthly Invoice Amount.

1.6.4.1.	Critical Database Availability

All database instances measured by this Critical Service Level shall be architected and implemented for High Availability. There shall be at least 50 database instances measured by this Critical Service Level.

The Critical Database Availability measurement evaluates “operating level 1” database instances by querying the management agent for such database instances. If the agent for a database instance cannot be reached and queried and the functionality of such database instance is not available from another database instance (i.e., redundant or failover database instance) the database is considered unavailable. Maintenance windows are excluded from the measurement.

If an individual database has an Availability result less than the Expected Service Level or Minimum Service Level then that may result in a Service Level Default in accordance with Exhibit 3 (Service Level Management).

For this Critical Service Level the amount of the Service Level Credit shall be the greater of (i) the pro-rated Service Level Credit that shall be an amount equal to the full amount of the Service Level Credit multiplied by the number of database instances experiencing Service Level Defaults divided by the total number of database instances measured by this Critical Service Level or (ii) ten thousand dollars ($10,000) (i.e., the minimum Service Level Credit).

1.6.4.2.	High Database Availability

All database instances measured by this Critical Service Level shall be architected and implemented for High Availability. There shall be at least 50 database instances measured by this Critical Service Level.

The Critical Database Availability measurement evaluates “operating level 2” database instances by querying the management agent for such database instances. If the agent for a database instance cannot be reached and queried the database is considered unavailable. Maintenance windows are excluded from the measurement.

If an individual database has an Availability result less than the Expected Service Level or Minimum Service Level then that may result in a Service Level Default in accordance with Exhibit 3 (Service Level Management).

For this Critical Service Level the amount of the Service Level Credit shall be the greater of (i) the pro-rated Service Level Credit that shall be an amount equal to the full amount of the Service Level Credit multiplied by the number of database instances experiencing Service Level Defaults divided by the total number of database instances measured by this Critical Service Level or (ii) five thousand dollars ($5,000) (i.e., the minimum Service Level Credit).

Amgen & IBM Confidential	Page 8 of 19

1.6.4.3.	Standard Database Availability

The Standard Database Availability measurement evaluates “operating level 3” database instances by querying the management agent for such databases. If the agent for a database instance cannot be reached and queried the database instance is considered unavailable. Maintenance windows are excluded from the measurement.

If an individual database has an Availability result less than the Expected Service Level or Minimum Service Level then that may result in a Service Level Default in accordance with Exhibit 3 (Service Level Management).

For this Critical Service Level the amount of the Service Level Credit shall be the greater of (i) the pro-rated Service Level Credit that shall be an amount equal to the full amount of the Service Level Credit multiplied by the number of Database Instances experiencing Service Level Defaults divided by the total number of Database Instances measured by this Critical Service Level or (ii) one thousand dollars ($1,000) (i.e., the minimum Service Level Credit).

1.6.5.	Storage Availability

The Storage Availability category measures the Availability of Storage arrays by Service Level (i.e., Critical, High or Standard). The minimum Service Level Credit amount set forth for each of the storage Availability Critical Service Levels shall be applicable only if (i) the sum of the Service Level Credit amounts set by Company pursuant to Exhibit 3 (Service Level Management) for all of the Critical Service Levels within this category is greater than or equal to two and one-half percent (2.5%) of the Monthly Invoice Amount, and (ii) the Service Level Credit for the applicable Critical Service Level is set by the Company to be greater than zero percent (0%) of the Monthly Invoice Amount.

1.6.5.1.	Critical Storage Availability

The Critical Storage Availability measurement evaluates storage arrays by querying the Availability of such storage arrays. If the monitoring System cannot connect to the monitored storage array the storage array is considered unavailable. Maintenance windows are excluded from the measurement.

If an individual storage array has an Availability result less than the Expected Service Level or Minimum Service Level then that may result in a Service Level Default in accordance with Exhibit 3 (Service Level Management).

For this Service Level the amount of the Service Level Credit shall be the greater of (i) the pro-rated Service Level Credit that shall be an amount equal to the full amount of the Service Level Credit multiplied by the number of storage arrays experiencing Service Level Defaults divided by the total number of storage arrays measured by this Critical Service Level or (ii) ten thousand dollars ($10,000) (i.e., the minimum Service Level Credit).

1.6.5.2.	High Storage Availability

The High Storage Availability measurement evaluates storage arrays by querying the availability of such storage arrays. If the monitoring System cannot connect to the monitored storage array the storage array is considered unavailable. Maintenance windows are excluded from the measurement.

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If an individual storage array has an Availability result less than the Expected Service Level or Minimum Service Level then that may result in a Service Level Default in accordance with Exhibit 3 (Service Level Management).

For this Service Level the amount of the Service Level Credit shall be the greater of (i) the pro-rated Service Level Credit that shall be an amount equal to the full amount of the Service Level Credit multiplied by the number of storage arrays experiencing Service Level Defaults divided by the total number of storage arrays measured by this Critical Service Level or (ii) five thousand dollars ($5,000) (i.e., the minimum Service Level Credit).

1.6.5.3.	Standard Storage Availability

The Standard Storage Availability measurement evaluates storage arrays by querying the Availability of such storage arrays. If the monitoring System cannot connect to the monitored storage array the storage array is considered unavailable. Maintenance windows are excluded from the measurement.

If an individual storage array has an Availability result less than the Expected Service Level or Minimum Service Level then that may result in a Service Level Default in accordance with Exhibit 3 (Service Level Management).

For this Service Level the amount of the Service Level Credit shall be the greater of (i) the pro-rated Service Level Credit that shall be an amount equal to the full amount of the Service Level Credit multiplied by the number of storage arrays experiencing Service Level Defaults divided by the total number of storage arrays measured by this Critical Service Level or (ii) one thousand dollars ($1,000) (i.e., the minimum Service Level Credit).

1.7.	Performance Category – Data Network Services

General. Supplier’s ability to manage all Services relating to the data Network Services provided under the Agreement will be measured, reported, and managed through the metrics defined below.

Unless otherwise indicated, all of the Critical Service Levels shall be measured as an average on a monthly basis during the applicable Measurement Window set forth on Attachment 3-A (Service Levels Matrix).

The Parties agree that the Critical Service Levels within this Performance Category shall provide for measurement of Availability on a per Site basis and shall not be measured on an aggregate basis. Accordingly, the determination of Expected Service Level Defaults and Earnback, and the determination of Minimum Service Level Defaults for purposes of Section 29.3 of the Agreement (Termination for Multiple Service Level Defaults) shall be made on a per Site basis.

1.7.1.	GWAN Router to Router Availability

For the GWAN Site Availability Service Levels, Availability will be measured for four (4) different types of GWAN Sites as defined in Exhibit 7 (Sites), and shall mean the ability to send or receive data packets from the LAN port of the CE router over a primary

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or secondary (backup) link to the destination router on the GWAN network. A GWAN Site is deemed to be Available and providing Services unless an Authorized User reports that a GWAN Service is not providing Services or Supplier detects a device or circuit error providing the specific GWAN Service is not providing Services.

Pursuant to the Service Level Management methodology in Exhibit 3 (Service Level Management), based upon the performance requirements set forth in Attachment 3-A (Service Level Matrix), each of the four (4) GWAN router to router Service Levels shall each be an individual Critical Service Level and shall have pool percentage weightings assigned to them for purposes of determining the amount of the Service Level Credit(s) payable in the event of a Service Level Default.

1.7.1.1.	GWAN Router to Router Availability Site Type A

In the event of a Service Level Default with respect to a particular GWAN Site Type A the Service Level Credit for such default shall be calculated on a per-Site basis as follows: Service Level Credit for the GWAN Site Type A = [Service Level Credit for the Critical Service Level x (Number of Type A GWAN Sites for which there was a Service Level Default / Total Number of Type A GWAN Sites)].

1.7.1.2.	GWAN Router to Router Availability Site Type B

In the event of a Service Level Default with respect to a particular GWAN Site Type B the Service Level Credit for such default shall be calculated on a per-Site basis as follows: Service Level Credit for the GWAN Site Type B = [Service Level Credit for the Critical Service Level x (Number of Type B GWAN Sites for which there was a Service Level Default / Total Number of Type B GWAN Sites)].

1.7.1.3.	GWAN Router to Router Availability Site Type C

In the event of a Service Level Default with respect to a particular GWAN Site Type C the Service Level Credit for such default shall be calculated on a per-Site basis as follows: Service Level Credit for the GWAN Site Type C = [Service Level Credit for the Critical Service Level x (Number of Type C GWAN Sites for which there was a Service Level Default / Total Number of Type C GWAN Sites)].

1.7.1.4.	GWAN Router to Router Availability Site Type D

In the event of a Service Level Default with respect to a particular GWAN Site Type D the Service Level Credit for such default shall be calculated on a per-Site basis as follows: Service Level Credit for the GWAN Site Type D = [Service Level Credit for the Critical Service Level x (Number of Type D GWAN Sites for which there was a Service Level Default / Total Number of Type D GWAN Sites )].

1.7.2.	Remote Access (VPN) Availability Per POP

For the Remote Access VPN Availability Per POP Service Level, Availability will be measured for the VPN environment and shall mean the period when the VPN environment for a specific POP is fully functional (allowing for workarounds within the system that are acceptable to Company) and providing Services to the entire population of Authorized Users. For purposes of this Service Level, POP (Point of Presence) is defined as the location or the Service or Service components used to deliver the remote access to the VPN Service provided by Supplier.

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1.7.3.	Internet Service Availability

For the Internet Availability Service Level, Availability will be measured for the Internet environment per POP and shall mean the period when the Internet is fully accessible (allowing for workarounds within the system that are acceptable to Company) and providing Services to the entire population of Authorized Users. This is an end to end measure across all circuits that comprise the Service. This measure includes the Equipment and circuits at the POP plus the circuits and routers that connect the Internet POPs. For purposes of this Service Level, POP is defined as the location of the Service components used to provide the Internet Service provided by Supplier and includes Internet connectivity, access, firewalls, router and LAN devices and excludes VPN termination or other ancillary devices (e.g., a cache or content device).

1.7.4.	Global Remote Access Service Availability

For the Global Remote Access (GRA) Service Availability Service Level, Availability will be measured for the GRA environment and shall mean the period when remote access via Internet Protocol Security (IPsec) VPN or Secure Socket Layer (SSL) VPN is fully accessible (allowing for workarounds within the System that are acceptable to Company) and providing Services to the entire population of Authorized Users.

1.7.5.	B2B IPSEC Service Availability

For the B2B IPsec Service Availability Service Level, Availability will be measured for the Business-to Business (B2B) environment and shall mean the period when remote access via IPsec is fully accessible (allowing for workarounds within the system that are acceptable to Company) and providing Services to the entire population of Authorized Users.

1.7.6.	WAN Optimization Service Availability

For the WAN Optimization Service Availability Service Level, Availability will be measured for the WAN optimizer environment and shall mean the period when the WAN optimizer environment is fully functional (allowing for workarounds within the System that are acceptable to Company) and providing Service to the entire population of Authorized Users.

1.7.7.	Internet Content Service (URL and Category Filters) Availability

For the Internet Content Service Availability Service Level, Availability will be measured for the Internet Content Service Environment (ICSE) and shall mean the period when the Internet Content Service Environment is fully functional (allowing for workarounds within the System that are acceptable to Company) and providing Services to the entire population of Authorized Users. ICSE is defined as the hardware, Software and/or Service components of the Internet content environment provided by Supplier and exclude Internet connectivity, access, firewalls, router and LAN devices (which are separately addressed by the Internet Service Availability Service Level).

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1.7.8.   Wireless Service Availability

For the Wireless Service Availability Service Level, Availability will be measured for the wireless environment and shall mean the period when the wireless environment is fully functional (allowing for workarounds within the system that are acceptable to Company) and providing Services to the entire population of Authorized Users.

1.7.9.   Network Response Time

End-to-end Network Response Time is the average round trip propagation delay from the Tier 1 Hub to each access Site router. These measurements will be taken every 30 minutes on 7 X 24-hour basis.

For the existing GWAN Network, Supplier will manage the current Third Party MPLS provider as agreed upon in Exhibit 12 (Reports), and will not be responsible for meeting the Service Level for Network response time. In the event that the Third Party MPLS provider fails to meet the Service Level for Network response time, Supplier will work with Supplier to receive appropriate Service Level Credits from the Third Party MPLS provider (as a managed Third Party) pursuant to such Managed Contract.

For the transformed GWAN Network, Supplier will be responsible for providing the required Network response time in accordance with the Service Levels, as described above.

1.8.   Intentionally Omitted

1.9.   Intentionally Omitted

1.10.   Performance Category – Reporting Services

1.10.1.   All critical Reports delivered on schedule

Operational reports that are critical to managing the relationship will be defined and updated from time to time as the needs develop. These will be delivered to Company at the agreed timeframe.

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2.0   KEY MEASUREMENTS

This Section sets forth qualitative descriptions of the Key Measurements. The numerical Minimum Service Levels, Expected Service Levels and commencement of obligations associated with such Key Measurements are set forth in Attachment 3-A (Service Level Matrix) to Exhibit 3 (Service Level Management).

2.1   Performance Category – Service Desk

2.1.1   Intentionally Omitted

2.1.2   Tickets Closed, yet were not Resolved

The number of tickets where the work was incomplete yet the ticket was still closed. These will be subtracted from the total number of tickets closed. These tickets shall have their resolution times calculated from the original point when it was reported to the Service Desk.

2.1.3   Average speed to create ticket from electronic submission

The average amount of elapsed time from the point that the electronic submission arrives at the Service Desk queue until a Service Desk technician creates a ticket.

2.1.4   First call fix within agreed Service Level

This is a measurement of the percentage of times the Service Desk resolves Incidents and Service Requests within the resolution targets specified in Attachment 3-F. It is calculated by dividing the number of Incidents and Service Requests that the Service Desk resolved within the resolution target divided by the total number of Incidents and Service Requests resolved at the Service Desk.

2.1.5   Calls answered within 60 seconds

The amount of time to answer each Call is measured the same way as Average Speed to Answer (see metric 1.1.1). It is calculated by dividing the number of Calls that were answered within 60 seconds by the total number of Calls.

2.1.6   Calls answered within 120 seconds

The amount of time to answer each Call is measured the same way as Average Speed to Answer (see metric 1.1.1). It is calculated by dividing the number of calls that were answered within 120 seconds by the total number of Calls.

2.2   Performance Category – Service Management

2.2.1   Problem Reviews completed within 60 days

This measure is to ensure the timely identification of root cause. Completion of the Problem review is defined as when a formal Problem review has been held to determine the root cause and corrective actions. It is measured by the time between the Incident closure and completion of the Problem review.

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2.2.2   Intentionally Omitted

2.3   Performance Category – Request Fulfillment

2.3.1   Intentionally Omitted

2.3.2   Request Fulfillment – End User Services

This measure evaluates the resolution of End User Services (EUS) Service Request tickets against the Service Levels based on Severity Level or scheduled date. When using the Severity Level to measure resolution, it is measured from the time the ticket is opened to the time it is closed. When using the scheduled date to measure resolution, it is measured by whether the scheduled date is met or not.

2.4   Performance Category – Incident Response and Resolution

2.4.1   Incident Response within Service Level

This measures the time between an Incident being opened and the resolver acknowledging receipt of the ticket. Service Level adherence is based on the Severity Level of the ticket.

2.4.2   Incident Resolution —Severity Level 3

This measure evaluates the resolution of tickets that are Incidents of Severity Level 3. Resolution is measured from the time the ticket is opened to the time it is closed.

2.4.3   Incident Resolution —Severity Level 4

This measure evaluates the resolution of tickets that are Incidents of Severity Level 4. Resolution is measured from the time the ticket is opened to the time it is closed.

2.4.4   Incident Resolution —Severity Level 5

This measure evaluates the resolution of tickets that are Incidents of Severity Level 5. Resolution is measured from the time the ticket is opened to the time it is closed.

2.4.5   Open Incidents in breach of Service Level

This measure evaluates the resolution of Incidents that have been resolved within 2 times their normal resolution target. It aims to decrease the number of Incidents that have breached their Service Level so as to avoid a large number of stale Incidents. It is measured in the same manner as described above, except the resolution target time is doubled. This measure is calculated by measuring the number of Incidents resolved within 2 times their resolution target divided by the total number of Incidents, for all Severity Levels.

2.5 Intentionally Omitted

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2.6   Performance Category – Release Deployment

2.6.1   Virus DAT File Release High but Non-Critical less then 24 hour

Criticality of a vulnerability is determined by IS Security. This measures the time between the DAT file being available from the vendor and release for deployment, as applicable to Supplier’s scope of Services. The measurement is the percentage of times that DAT files for a high but non-critical virus are deployed within 24 hours.

2.6.2   Virus Software Engine Update (same as DAT files)

Criticality of a vulnerability is determined by IS Security. This measures the time between the update being available from the vendor and its full deployment, as applicable to Supplier’s scope of Services.

2.6.3   Software Updates Current and Completed Releases Closed On-Time

This measure will compare the scheduled closure date with actual closure date of Release records.

2.6.4   Release without Error

This measure is related to Release Management. It will be derived through the root cause analysis of Incident and will be calculated as a simple percent of Changes released and outages caused by them.

2.6.5   Critical Service Scheduled Downtime (Hours)

This determines the amount of time used for planned maintenance activities annually for the critical Service hosting. This is calculated by summing the total number of hours the critical Service hosting was unavailable or degraded during scheduled downtime windows. This metric does not include any outages during the Measurement Window.

2.7     Performance Category – Data Network Services

General. Supplier’s ability to manage all components relating to the Data Network Services provided under this agreement will be measured, reported, and managed through the metrics defined below.

Unless otherwise indicated, all of these Key Measurements within this Performance Category shall be measured as an average on a monthly basis during the applicable Measurement Window set forth on Exhibit 3-A Service Levels Matrix.

2.7.1   Access Link Availability (Access Router to Nodal Router)

Access Data Availability is measured from the channel interface on the access router to and including the Tier 1 Hub. A Supplier circuit is deemed Available when access to

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and from the Tier 1 Hub is fully functional (allowing for workarounds within the System that are acceptable to Company) and providing Services to the entire population of Authorized Users.

2.7.2   Backbone Link Availability

Backbone Link Availability is the ability of a Tier 1 Hub to reach all other In-Scope Tier 1 Hubs. A link's Availability shall mean the period a Hub is able to reach all other In-Scope hubs (allowing for workarounds within the system that are acceptable to Company) and providing Services to the entire population of Authorized Users.

2.7.3   Equipment MTTR (Mean Time To Restore)—All Locations

Equipment MTTR (Mean Time To Restore) – All Locations is of the sum of all Equipment restore times divided by the total number failures.

2.7.4   Device Authentication Authorization & Accounting (AAA) Availability

For the Device Authentication Authorization & Accounting (AAA) Availability Service Level, Availability will be measured for the AAA environment and shall mean the period when the AAA environment is fully functional (allowing for workarounds within the system that are acceptable to Company) and providing Services to the entire population of Authorized Users.

2.7.5   Load Balancing Network Availability

For the Load Balancing Network Availability Service Level, Availability will be measured for the load balancing environment and shall mean the period when the load balancing environment is fully functional (allowing for workarounds within the system that are acceptable to Company) and providing Services to the entire population of Authorized Users.

2.8    ntentionally Omitted

2.9     Performance Category – Video Services

2.9.1   Average Speed of Answer (AV) – Help Desk

Audio Visual (AV) Average Speed to Answer (ASA) is measured as follows:

The average amount of elapsed time from the point that the caller selects to speak to an Agent at the (Video Services) Service Desk queue until a technician answers the Call.

The monthly average speed to answer Service level shall be calculated by taking the sum of the amount of elapsed time to answer for each Call, for the applicable month, and dividing it by the total number of Calls answered in that month.

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2.9.2     Accuracy of Start Time for Videoconferences

This measurement equals the percentage of videoconference calls that are “Ready-to-start” at their scheduled start time divided by the total number of videoconference Calls that have been scheduled and confirmed during the applicable measurement period.

“Ready-to-start” shall meet the following conditions:

1.	If the videoconference rooms are available, Supplier begins establishing the call 30 minutes before the actual meeting starts and the videoconference starts on time

2.	A remote video technician validates with the participants that the audio and video is working

3.	When the meeting is reaching its end of the assigned time slot, if requested by the participants, Supplier extends the meeting if the room is available and if not close the call.

2.9.3     Performance of Videoconference Completed Without Disruptions

This measurement measures percentage of Videoconference calls completed without disruptions within Company’s environment. The period measured shall be from the requested scheduled set up time to the actual meeting completion time. The categories included are: Equipment Error; Network Error; Operational Error. The data used to measure this is recorded after each Video Conference call. This measurement is reported on monthly basis.

2.9.4     Videoconference Reservation Confirmation

This measurement shall measure the time required to confirm (via requestor’s email address) and acknowledge the Availability of the rooms requested for a videoconference Call as well as Availability of any additional features that are required. This measurement is calculated by dividing the number of videoconference calls confirmed within 2 business hours after the completion of a meeting request scheduled by Outlook by the total number of videoconference calls for which a meeting request is scheduled by Outlook during the Measurement Window. Confirmation of the completed reservation is required within 1 hour after the meeting request has been scheduled by Outlook. This is measured on a monthly basis and is the percentage completed within the required measure.

Supplier agrees to work with Company to identify and implement automation or processes that are designed to reduce the 2 hours confirmation time for this Service Level.

2.10     Performance Category – Budget and Project Management Metrics

2.10.1 I  mplementations Delivered On-Time

This is a measure of all implementation as delivered against their agreed timeframes.

2.10.2   Milestones Delivered On-Time

This is a measure of all Milestones as delivered against their agreed timeframes.

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2.10.3   Estimation Accuracy – Schedule Estimate to Actual Variance

This is a measure of all Milestones as delivered against their agreed timeframes.

2.10.4   Projects Delivered to Budget [(Within +/-10%)]

This is a measure of all Projects delivered against their agreed Charges,

2.11     Intentionally Omitted

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Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

EXHIBIT 4

PRICING

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1.0 ATTACHMENTS	3
1.1. Intentionally Left Blank	3
1.2. Attachment 4-B: Financial Responsibility Matrix	3
1.3. Attachment 4-C: Financial Base Case	3
1.4. Attachment 4-D: Resource Baselines	3
1.5. Attachment 4-E: Resource Baseline Measurement	3
1.6. Attachment 4-F: Termination Fees	3
1.7. Attachment 4-G: Supplier Pricing Forms	3
1.7. Attachment 4-H: Standard Network Printers	3
2.0 GENERAL REQUIREMENTS	3
3.0 RESOURCE UNITS	13
3.1. General	13
3.2. Application Hosting Services	13
3.3. Managed Network Services	17
3.4. LAN Services	19
3.5. End-User Computing Services (EUC)	20
3.6. Service Desk	25
3.7. Projects	25
4.0 ADDITIONAL AND REDUCED RESOURCE CHARGES (ARCS AND RRCS)	31
5.0 FOREIGN EXCHANGE	33
5.1. Foreign Exchange (FX) Rate Adjustment	33
5.2. Definitions	34
5.3. Calculations	34
5.4. Revisions to the FES	35
6.0 PASS-THROUGH EXPENSES	35
7.0 INCENTIVES TO REDUCE COSTS	35
8.0 SUPPLIER FINANCIAL RESPONSIBILITIES	36
8.1. Equipment Leases and Maintenance	36
8.2. System Software Licenses and Maintenance	36
8.3. Application Software Licenses and Maintenance	36
8.4. Upgrades and Additional Equipment and Software	37
9.0 ADJUSTMENTS FOR INFLATION AND DEFLATION	37
10.0 CHANGES TO RESOURCE BASELINES	39
11.0 OMITTED THIRD PARTY CONTRACTS	39
12.0 CHARGEBACK	40
13.0 RESOURCE BASELINE VALIDATION PROCESS	40
14.0 SUPPLIER COMMITMENTS	41
15.0 OTHER	41
16.0 CARRIER CHARGES	42
16.1. General	42
16.2. Voice & Data Carrier Resource Units	42

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1.0 ATTACHMENTS

The following are attached hereto to this Exhibit and are hereby incorporated by reference:

1.1.	Intentionally Left Blank

1.2.	Attachment 4-B: Financial Responsibility Matrix. This matrix describes the financial responsibility of Company and Supplier for functions and assets associated with the Services.

1.3.	Attachment 4-C: Financial Base Case. This attachment contains Company’s projection of its expenses associated with the Services if Company did not enter into agreement with Supplier and thus, Company continued to perform the Services in the same manner as before the Effective Date.

1.4.	Attachment 4-D: Resource Baselines. This attachment contains the projection of Resource Units over the Term. The Base Charges will assume the provision of the Resource Units included within the Resource Baselines.

1.5.	Attachment 4-E: Resource Baseline Measurement. Intentionally left blank.

1.6.	Attachment 4-F: Termination Fees. This attachment contains the termination fees and the cap on Wind-Down Expenses.

1.7.	Attachment 4-G: Supplier Pricing Forms. This attachment contains Supplier’s price for the Services including Base Charges, ARCs & RRCs and One-Time Charges.

1.8.	Attachment 4-H: Standard Network Printers. This attachment contains Supplier’s pricing for the purchase and/or assignment of leases for the Standard Network Printers.

2.0 GENERAL REQUIREMENTS

2.1.	The Charges for Supplier’s performance of the Services and other obligations under the Agreement consist of Base Charges, Variable Charges, One-Time Charges and Pass-Through Expenses. The Base Charges take into account the volume levels included in the Resource Baselines included in Attachment 4-D.

2.2.	The Base Charges for the Services are at the individual Resource Unit level and aggregated into a grouping of related Services as the following Sub-Towers:

2.2.1.	Application Hosting Services

2.2.2.	Web Hosting Services (part of the Application Hosting Tower)

2.2.3.	Managed Network Services

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2.2.4.	Intentionally Left Blank

2.2.5.	LAN Services (part of the Managed Network Tower)

2.2.6.	End-User Computing Services

2.2.7.	Service Desk Services

2.2.8.	Data and Voice Carrier Services (part of the Managed Network Tower)

2.3.	The One-Time Charges and the purpose of any such Charges are limited to those described in Attachment 4-G and are for Transition. The sum of the One-Time Charges and Base Charges equal the “Total Supplier Charges”. One-Time Charges are included in Attachment 4-G, Supplier Pricing Forms.

2.4.	With respect to any Services performed in any of the six regions set forth in this Section 2.4, Attachment 4-G, Supplier Pricing Forms, sets forth the currency in which such Services shall be invoiced and paid and the names of the Parties or Affiliates of the Parties, as the case may be, that shall be parties to any such invoice, in each case pursuant to local country agreements entered into by such parties and Affiliates. For such purposes, Attachment 4-G is divided into the following six regions, which are referenced therein as follows:

2.4.1.	the United States, which includes the United States, Brazil, Mexico and Puerto Rico;

2.4.2.	Canada;

2.4.3.	the Netherlands, which includes the Netherlands and all other applicable European countries, excluding those directly listed below;

2.4.4.	Switzerland;

2.4.5.	UK (including Ireland); and

2.4.6.	Australia, which includes Australia and any country within the Asia Pacific Region for which a Company Service Location is located.

2.5.	Application of Charges

2.5.1.

With respect to each Tower, Base Charges shall become payable by Company in such amounts and at such times as set forth in this Section 2.5. Effective on the occurrence of the date set forth below for any Base Charge to begin to apply, such Base Charge shall be payable during the Term in the amounts set forth in Exhibit 4, Attachment 4-G (Supplier Pricing Forms); provided that, if this Section 2.5 provides that any percentage of any Base Charge shall apply, then only such percentage of the applicable amount set forth in Exhibit 4, Attachment 4-G (for purposes of the calculation of any such percentage, the

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amount of the Base Charge shall exclude any reductions to such Base Charge under Sections 2.5.8 and 2.5.9) shall be payable by Company. For purposes of the calculation of the amount of Base Charges payable in any month under Exhibit 4, Attachment 4-G, year 1 Base Charges shall be divided by 3 in order to derive the monthly Base Charges and years 2 through 8 shall be divided by 12 to derive the monthly Base Charges. With respect to each Tower, the Company shall not be responsible for the payment of any Base Charge (or any percentage thereof), including any ARC, and Supplier shall not be responsible for crediting of any RRC, in respect of any Services performed prior to the date provided in this Section for such Base Charge (or percentage thereof) to begin to apply. With respect to each Tower, except as otherwise specified in this Exhibit 4, ARCs and RRCs associated with the Base Charge for such Tower shall begin to apply on the date that such Base Charge shall begin to apply; provided that any percentage reduction applicable to any such Base Charge pursuant to this Section 2.5 shall not apply to such associated ARC or RRC. The percentage adjustments pursuant to this Section 2.5 shall not apply to the Carrier Charges, Pass-Through Expenses and RFS Charges. The terms of this Section 2.5 shall be applied on a pro rata basis for any partial months in which a percentage of Base Charges applies or is subject to holdback.

2.5.2.	Prior to the Go-Live Date, no Base Charge shall be payable for any Tower, except for the following Base Charges payable for the Managed Network Tower only:

2.5.2.1.	[*]% of the Base Charges for the month of October, 2009 shall apply and be payable by Company.

2.5.2.2.	[*]% of the Base Charges for the months of November, December and January (on a prorated basis up to and not including the Go-Live Date) shall apply and be payable by Company.

2.5.3.	Subject to Section 2.5.7, effective on the Go-Live Date for any Tower, [*] percent ([*]%) of the Base Charges for such Tower shall apply and be payable by Company.

2.5.4.	Intentionally Left Blank.

2.5.5.	Intentionally Left Blank.

2.5.6.	With respect to each Tower, effective on the date that the Base Charge for such Tower begins to apply pursuant to Sections 2.5.3 above, Company shall not be obligated to pay for additional “staff augmentation” RFS charges for any Supplier Personnel to perform Services with respect to such Tower.

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2.5.7.	The reductions to the Base Fees payable by Company, consisting of the [*] percent reduction in Base Fees pursuant to Section 2.5.3, shall apply until and to the extent that the aggregate amount of such reductions applied following February 1, 2011 equals [*] dollars ($[*]) (the “Reduction Cap”). If the application of the full amount of such reductions during any month after February 1, 2011 would result in such aggregate amount exceeding the Reduction Cap, then the actual amount of such reductions applied during such month shall be reduced to the extent necessary to result in such aggregate amount equaling the Reduction Cap. Such Reduction Cap shall not apply to reductions to Base Fees applied prior to February 1, 2011. The reductions in Base Fees described in this Section (i.e., following February 1, 2011) shall not be considered when calculating the At-Risk Amount for purposes of the calculation of Critical Service Level Credits.

2.5.8.	Market Softness Adjustments. The Base Charges for the Application Hosting, End User Computing and Service Desk Towers (“Affected Towers”) shall be subject to reductions in connection with market softness in such amounts and manner as set forth in this Section 2.5.8. In the event that Company terminates one or more of the Affected Towers (or a Sub-Tower within the Affected Towers) before the end of a period for which a Base Charge reduction as set forth in this Section 2.5.8 applies, the applicable amount of such Base Charge reduction shall be reduced by the percentage of the aggregate Base Charges for the applicable Affected Towers during the applicable period of the Base Charge reduction that are eliminated as a result of such termination. These amounts will be prorated as defined in Section 3.1.3.

2.5.8.1.	The Base Charges for the Affected Towers applicable during calendar year 2010 shall be reduced by an amount equal to $[*] USD. Such Base Charge Reduction shall be provided as follows:

2.5.8.1.1.

Supplier shall provide a credit in the amount of 1/9th of $[*] USD (Attachment 4-G Reference: “Base Adjustment #1”) against the Base Charges payable for each month from and including April 1, 2010 through and including December 31, 2010, such that 100% of the total amount of such $[*] USD amount has been credited by the date the December, 2010 invoice is issued. If, in any such month, the amount of the credit exceeds the amount of the Base Charges payable, then such excess credit amount shall be applied to the subsequent month’s invoice. Such process shall be repeated until 100% of the $[*] USD amount has been credited; provided that, 100% of the $[*] USD amount must be provided to Company (through credits or through a lump sum payment, or a combination of both) by December 31, 2010.

2.5.8.1.2.

Supplier shall provide a credit in the amount of 1/9th of $[*] USD against Charges due and payable for Services other than Services paid for through Base Charges (“RFS Charges”) invoiced for each month from and including April 1, 2010 through and including December 31,

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2010, such that 100% of the total amount of such $[*] USD has been credited by the time the December, 2010 invoice is issued. If, in any such month, the amount of the credit exceeds the amount of the RFS Charges invoiced, then such excess credit amount shall be applied to the subsequent month’s invoice. Such process shall be repeated until 100% of the $[*] USD has been made; provided that, 100% of the $[*] USD must be made (through credits, including credits against Base Charges, or through a lump sum payment, or a combination of both) by December 31, 2010.

2.5.8.2.	The Base Charges for the Affected Towers applicable during calendar year 2011 shall be reduced by an amount equal to $[*] USD, pursuant to proration language in Section 3.1.3. Such Base Charge Reduction shall be provided as follows:

2.5.8.2.1.

Supplier shall provide a credit in the amount of 1/12th of $[*] USD (Attachment 4-G Reference: “Base Adjustment #1”) against the Base Charges payable for each month from and including January 1, 2011 through and including December 31, 2011, such that 100% of the total amount of such $[*] USD amount has been credited by the date the December, 2011 invoice is issued. If, in any such month, the amount of the credit exceeds the amount of the Base Charges invoiced, then such excess credit amount shall be applied to the subsequent month’s invoice. Such process shall be repeated until 100% of the $[*] USD amount has been credited; provided that, 100% of the $[*] USD amount must be provided to Company (through credits or through a lump sum payment, or a combination of both) by December 31, 2011.

2.5.8.3	The Base Charges for the Affected Towers applicable during calendar year 2012 shall be reduced by an amount equal to $[*] USD, pursuant to proration language in Section 3.1.3. Such Base Charge Reduction shall be provided as follows:

2.5.8.3.1	Supplier shall provide a credit in the amount of 1/6th of $[*] USD against the Base Charges payable for each month from and including January 1, 2012 through and including June 30, 2012, such that 100% of the total amount of such $[*] USD amount has been credited by the date the June, 2012 invoice is issued. If, in any such month, the amount of the credit exceeds the amount of the Base Charges invoiced, then such excess credit amount shall be applied to the subsequent month’s invoice. Such process shall be repeated until 100% of the $[*] USD amount has been credited; provided that, 100% of the $[*] USD amount must be provided to Company (through credits or through a lump sum payment, or a combination of both) by June 30, 2012.

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2.5.9.	The aggregate Base Charges payable on an annual basis for the Application Hosting Tower shall be reduced by amounts set forth below in any calendar year in which the corresponding Minimum Service Level targets set forth below for Critical Service Level 1.5.1 (Time to Resolve Severity Level 1 Incident) are in effect:

[*]hrs                 $[*]

[*]hrs                 $[*]

[*]hrs                 $[*]

[*]hrs                 $[*]

Such reductions shall be prorated monthly during each calendar year in which the applicable Minimum Service Level Target is in effect or in connection with the termination of the Application Hosting Tower during a calendar year. In the event that a Minimum Service Level Target for which a reduction as set forth above applies to only a portion of a calendar year, the amount of the reduction shall be prorated to the period of time in which such Minimum Service Level Target was in effect. These amounts will be prorated as illustrated in Section 3.1.3.

2.5.10	Effect of Reverse Transition on Charges

2.5.10.1	This Section 2.5.10 sets forth the applicability of certain Base Charges in connection with the Reverse Transition.
2.5.10.2	Subject to Section 2.5.10.7, the Base Charges and ARCs and RRCs for the Application Hosting Services as set forth in Attachment 4-G shall no longer apply as of the earlier of (i) the AHS Commencement Date, or (ii) December 31, 2011. Subject to Section 2.5.10.7, if Company requests that Supplier continue to perform one or more of such Application Hosting Services following such date, then Supplier shall continue to perform those portions of the Application Hosting Services that are required by Company and each such service shall be a New Service.
2.5.10.3	If any RT Commencement Date for any Cross Functional Reverse Transition Workstream occurs prior to the AHS Commencement Date, such that Company no longer requires Supplier to provide such Cross Functional Services, then Supplier shall provide a credit against the Base Charges for the Application Hosting Services based upon the “Cross Functional Workstream Pricing” as set forth in Attachment 4-G. Unless otherwise agreed, such credits shall be provided in the United States invoice and shall be prorated for any partial month.
2.5.10.4	Upon Company’s request, Supplier shall continue to provide the Cross Functional Services (pursuant to the scope set forth in Exhibit 2.1 immediately prior to the Amendment No 7 Effective Date) after the completion of the AHS Commencement Date on a billable request for service basis at the “Cross Functional Workstream Pricing” rates as set forth in Attachment 4-G.

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2.5.10.5	Company may withhold payment of Base Charges (payable in the United States invoice) up to a total amount of four million dollars ($[*]), consisting of (i) $[*] per month during the months of April, May and June 2011, and (ii) $[*] per month during the months of July, August and September, 2011.

All withheld amounts under this Section shall become payable upon the date of completion of all of Supplier’s obligations relating to the Reverse Transition of the Application Hosting Services and the Cross Functional Services (excluding Reverse Transition of ISM Bridge Services) under the Reverse Transition Plan; provided that, if at any time such obligations are not complete, but all Reverse Transition Services for which such obligations are not complete are Company Performed Reverse Transition Services (such that all Reverse Transition Services either have been transferred to Company in accordance with the Reverse Transition Plan with all applicable Exit Criteria completed or are Company Performed Reverse Transition Services), then $[*] of the $[*] shall become payable at such time. The remaining withheld amount shall become payable upon the earlier of: (a) completion of Supplier’s remaining obligations under the Reverse Transition Plan in all material respects, or (b) termination or expiration of the Agreement.

For purposes of this Section, the following shall apply:

(1) “Company Performed Reverse Transition Services” shall mean any Reverse Transition Service with respect to which Company assumes performance (such that Supplier is no longer invoicing Company for Charges associated therewith) whether or not Supplier has fully performed its obligations under the Reverse Transition Plan.

(2) In the event that, with respect to any Reverse Transition Service, Supplier is excused for its failure to perform any of its Reverse Transition obligations pursuant to Section 16.2 of the Agreement (Savings Clause), then such Supplier obligations shall be deemed complete.

(3) If Company extends the RT Commencement Date for any Reverse Transition Service unilaterally and not as a result of any error or omission of Supplier, then the RT Commencement Date prior to such extension shall be deemed to be the date upon which all Supplier obligations under the Reverse Transition Plan for such Reverse Transition Service are deemed complete.

(4) Following the date upon which any Reverse Transition Service becomes a Company Performed Reverse Transition Service, Company shall ensure that Supplier is provided with reasonable and appropriate access to Company’s Systems, premises and Personnel to enable Supplier to complete any remaining obligations under the Reverse Transition Plan for such Reverse Transition Service. If Company fails to provide such access, then Supplier’s remaining obligations under the Reverse Transition Plan for such Reverse Transition Service shall be deemed complete.

2.5.10.6	Intentionally Left Blank.

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2.5.10.7	Following the AHS Commencement Date, Supplier shall continue to provide certain Application Hosting Services for Charges during certain time periods, as follows: (i) the Application Hosting Services described in Attachment 29-D to Exhibit 29 to the Agreement shall be performed at [*] additional Charge during the period from the AHS Commencement Date until December 31, 2011, (ii) the Application Hosting Services described in the Reverse Transition Plan as having RT Commencement Dates following the AHS Commencement Date shall be performed at Charges to be determined using the methodology set forth in Section 4.7 during the period from the AHS Commencement Date until December 31, 2011 and (iii) if any such Services are required after December, 31, 2011, such Services will be deemed to be New Services.

2.5.10.8	Notwithstanding Section 29.7(B)(3) of the Agreement, Supplier shall offer to sell to Company some or all of the Equipment owned or leased by Supplier that was used for providing the Application Hosting Services, at the fair market value of such Equipment and the purchase of such Equipment shall be (i) at Company’s option with respect to such Equipment installed prior to May 15, 2011, and (ii) required by Company with respect to all such Equipment installed on or after May 15, 2011.

2.5.11	End User Services/Service Desk Reverse Transition

2.5.11.1	This Section 2.5.11 sets forth the applicability of Base Charges in connection with the EUS/SD Reverse Transition.

2.5.11.2	If the EUS/SD Reverse Transition (excluding the End User Services for the provision of printers set forth on Attachment 4-H to this Exhibit 4 and related maintenance “ Print Services”) is not complete by June 30, 2012, then upon Company’s request, Supplier shall continue to provide End User Services and Service Desk Services not transitioned to Company (in the same manner performed prior to such date) for up to three (3) additional months after such date. Company shall pay to Supplier the following Charges for such Services:

1. Supplier’s actual charges paid to Unisys, Infoprint, SMCI, JKL and other subcontractors required to perform such Services on a Pass-Through Expense basis; and

2. Charges for Supplier Personnel required to perform such Services on a time and materials basis; and

3. Supplier’s actual costs for infrastructure required to perform such Services;

provided that, such Charges per month shall not exceed [*]% of the then-current Charges in effect for such Services during the month of June, 2012; further provided, however, that to the extent that the EUS/SD Reverse Transition was not completed due to Supplier’s failure to perform its responsibilities in accordance with the EUS/SD Reverse Transition

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Plan, such Charges per month shall not exceed [*]% of the then-current Charges in effect for such Services during the month of June, 2012. For the avoidance of doubt, Supplier’s provision of (i) the End User Services (excluding the Print Services) or the Service Desk Services after September 30, 2012, or (ii) the Print Services after June 30, 2012 shall, following such dates, be by mutual agreement of the Parties and deemed to be New Services.

2.5.11.3	Except as otherwise mutually agreed by the Parties, in connection with the EUS/SD Reverse Transition, Company shall be obligated to either, at its option, purchase or take assignment of the leases for the Supplier-provided Standard Network Printers (i) listed on Attachment 4-H to this Exhibit 4 plus (ii) any additional Standard Network Printers that are purchased by Supplier at Company’s request during the period from the Amendment No 7 Effective Date until completion of the EUS/SD Reverse Transition. For clarity, any arrangement between Company and the lessor that relieves Supplier of its obligations to its Subcontractor InfoPrint for termination fees or wind-down expenses with respect to such Standard Network Printer shall be a deemed to satisfy Company’s obligation under this Section with respect to such Standard Network Printer.

2.5.11.3.1	The purchase price for each Standard Network Printer shall equal (i) the cost of such Standard Network Printer model plus the cost of additional installed features, in each case, as set forth for each Standard Network Printer in Attachment 4-H to this Exhibit 4 (Standard Network Printer Buyout Pricing), less (ii) the total straight-line depreciation over a period of 5 years beginning on the installation date of such Standard Network Printer, as shown in Attachment 4-H to this Exhibit 4 (Standard Network Printer Buyout Pricing). Company will be financially responsible for applicable taxes for the purchase of the Standard Network Printers.

2.5.11.3.2	At least 60 days before the effective date of the removal of the Print Services from the scope of the Services pursuant to the EUS/SD Reverse Transition, Company may benchmark the Standard Network Printer pricing set forth in Attachment 4-H to this Exhibit 4 (Standard Network Printer Buyout Pricing). Company may obtain quotations for the then-current purchase price of the Standard Network Printer models and features (for “new” Equipment only). If a Standard Network Printer model is no longer commercially available, Company may obtain a quotation for a model of the same brand with equivalent or greater features and specifications. Subject to Supplier’s right to verify the validity of Company’s quotation to verify its accuracy and actual availability, if Company obtains a quotation that is less than the price set forth in Attachment 4-H to this Exhibit 4, Supplier agrees to use such quotation in the calculation of the purchase price of the Standard Network Printers pursuant to Section 2.5.11.3.1.

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2.5.11.3.4	If Company takes an assignment of the leases for the Standard Network Printers, Supplier or its Agent will assign the leases for such Standard Network Printers to Company as of the effective date of removal of Print Services from Supplier’s scope of Service pursuant to the EUS/SD Reverse Transition Plan, and Company shall assume the obligations under such leases that relate to periods after such date. Company’s costs for such assignment shall not exceed (subject to adjustments for the actual assignment dates) the prices set forth in Attachment 4-H to Amendment No. 7 (Standard Network Printer Lease Estimates). Company will be financially responsible for applicable taxes for the assignment of the Standard Network Printer leases. The Parties acknowledge that leases in respect of certain Standard Network Printers located outside of the United States identified in Attachment 4-H to this Exhibit 4 may not be assignable to Company. If Company requests to take assignment of any such leases, Supplier shall use commercially reasonable efforts to effect such assignment; provided that, if such efforts are not successful, Company shall be obligated to purchase the applicable Standard Network Printers pursuant to Section 2.5.11.3. The Parties acknowledge that the leases for the Standard Network Printers exclude the costs for the installed features and Company shall purchase such installed features pursuant to Section 2.5.11.3.1

2.6.	Other Financial Terms Related to Reverse Transition.

2.6.1.	In connection with the Reverse Transition, Supplier agrees to provide a one-time credit to Company in the amount of $[*] upon the Amendment No. 7 Effective Date.

2.6.2.	Effective June 1, 2011 until December 31, 2011, Supplier shall provide Company a monthly credit related to Tangoe IPV Services in the amount of $[*].

2.6.3.	The Parties acknowledge that Attachment 4-G was modified in connection with Amendment No 7. The Parties agree that the Base Charges for Towers (other than Application Hosting Services) set forth Attachment 4-G shall be applied retroactively to January 1, 2011.

2.6.4.	Where Supplier has prepaid for a service or function for which Company is assuming financial responsibility in connection with the Reverse Transition, Company shall refund to Supplier, upon either Party identifying the prepayment, that portion of such prepaid expense that is attributable to periods on or after the RT Commencement Date. If Company should receive a refund, credit or other rebate for goods or services previously paid for by Supplier, Company shall promptly notify Supplier of such refund, credit or rebate and shall promptly pay the full amount of such refund, credit or rebate, as the case may be, to Supplier.

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3.0 RESOURCE UNITS

3.1.	General

3.1.1.	This section 3.0 describes the Resource Unit categories applicable to the Services. The Base Charge for each Resource Unit is set forth in Attachment 4-G (Supplier Pricing Forms) and consists of the volume of Resource Units reflected by the applicable Resource Baseline set forth in Attachment 4-D (Resource Baselines).

3.1.2.	Resource usage for each Resource Unit shall be measured in accordance with a methodology mutually agreed to by the Parties.

3.1.3.	The monthly Charges for any Services provided for less than a full month shall be prorated on a per diem basis based on the number of days the applicable Services are provided by Supplier to Company in the relevant month. This proration of Charges applies to Base Charges, Variable Charges, and Market Softness adjustments as outlined in section 2.5.8.

3.1.4.	Attachment 4-B (Financial Responsibility Matrix) sets forth the Parties’ financial responsibility with respect to Personnel, Equipment, Software, and Facilities

3.1.5.	Cross-Functional Services shall not have a separate Resource Unit or Base Charge. The Charges for the Cross-Functional Services are included in the Resource Unit Charges for each Resource Unit. Upon the AHS Commencement Date, Cross Functional services are priced separately in Attachment 4-G to Exhibit 4.

3.2.	Application Hosting Services

3.2.1.	The Application Hosting Services billable Resource Units are defined as “Operating System Instances”.

3.2.1.1.	One Resource Unit shall equal one (1) running, Operating System kernel process or image that manages the following:

3.2.1.1.1.	All of a discrete subset of the Application Server’s persistent storage (disk), volatile storage (memory) and central processing units; and

3.2.1.1.2.	A single list of processes (process table).

3.2.1.2.	Depending on the Application Server’s hardware configuration, one or more Operating System Instance(s) may run on a single Application Server.

3.2.1.3.	Each Operating System Instance in a clustered configuration (nodes) shall be deemed to be a discrete Operating System Instance.

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3.2.1.4.	Labor for the installation, integration, test and de-installation of standard configuration midrange Servers and Operating System Instances required to perform the Services in accordance with the Service Levels are included in the Operating System Instance Charge.

3.2.1.5.	The Operating System Instance Resource Unit shall consist of the following categories by Operating System type and then by Service Level, each such category having a Base Charge set forth in Attachment 4-G (Supplier Pricing Forms) and Baseline set forth in Attachment 4-D (Resource Baselines):

3.2.1.5.1.	Windows Operating System Instance, consisting of three (3) Resource Units: Critical Service Level; High Service Level; Standard Service Level.

3.2.1.5.2.	Unix (Solaris) Operating System Instance, consisting of three (3) Resource Units: Critical Service Level; High Service Level; Standard Service Level.

3.2.1.5.3.	Linux Operating System Instance, consisting of three (3) Resource Units: Critical Service Level; High Service Level; Standard Service Level.

3.2.1.5.4.	AS400 (OS400) Operating System Instance, consisting of three (3) Resource Units: Critical Service Level; High Service Level; Standard Service Level.

3.2.1.5.5.	OpenVMS Operating System Instance, consisting of three (3) Resource Units: Critical Service Level; High Service Level; Standard Service Level.

3.2.1.5.6.	Other UNIX (HP-UX, IRIX, True64) Operating System Instance, consisting of three (3) Resource Units: Critical Service Level; High Service Level; Standard Service Level.

3.2.2.	“Usable Disk Storage TBs – Shared” shall be a Resource Unit for the Application Hosting Services. Resource usage shall be measured as the aggregate number of allocated shared disk storage terabytes.

Usable Disk Storage TBs—Shared refers to a storage unit that is “virtual” in its connection and allows for an entire network of servers to share/utilize the same storage device.

One Useable Disk Storage TB—Shared equals 1,000,000,000,000 bytes equals one Resource Unit.

The Usable Disk Storage TBs—Shared Resource Unit shall be categorized into four (4) tiers of service, each having a Base Charge set forth in Attachment 4-A (Supplier Pricing Forms) and Baseline set forth in Attachment 4-D (Resource Baselines):

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3.2.2.1.	Tier 1 – Virtualized SAN Attached (DS8300)

Performance: Highest Performance

Data Protection—Raid level: Raid 1, Raid 10

Annual Uptime: 99.999%

Remote Copy Service: (Peer-to-Peer Remote Copy – Disaster Recovery Geographical data replication)

Local Copy Service: Flash Copy

Data Type: Mission Critical Application Data

Description: Supplier shall use Virtualized DS8300 SAN Attached Storage for Tier 1. The Virtualization will be provided by an IBM SAN volume controller. Supplier shall back the DS8300 by 146GB 15K RPM disks. Combined this will offer the highest I/O Rate.

3.2.2.2.	Tier 2 – Virtualized SAN Attached (DS8300)

Performance: High Performance

Data Protection Raid Level: Raid 1, Raid 5, Raid 10

Annual Uptime: 99.99%

Local Copy Service: Flash Copy

Data Type: Non-Mission Critical Application Data

Description: Supplier shall use Virtualized DS8300 SAN Attached Storage for Tier 2. The Virtualization will be provided by an IBM SAN volume controller. Supplier shall back the DS8300 by 450GB 15K RPM disks. Combined this will offer a high I/O Rate, while providing more data density than Tier 1.

3.2.2.3.	Tier 3 – Network Attached Gateways (NetApps/IBM N Series)

Performance: Good Performance

Data Protection Raid Level: Raid 5

Annual Uptime: 99.9%

Local Copy Service: Flash Copy

Data Type: File Data and Application Data requiring NFS/CIFS Supplier shall use IBM N Series (or equivalent Network Appliance) N7900 NAS Gateways in the US. Supplier shall back the NAS Gateways by DS8300 Storage. This will allow provisioning of storage from Enterprise Class backend storage without the cost of purchasing a traditional NAS Solution.

3.2.2.4.	Tier 4 – Tape Storage (IBM TS3500 LTO4)

Performance: 120 MB/s LTO4

Availability: Enterprise Tape

Data Type: Backup and Archiving

Supplier shall utilize tape backups using IBM TS3500 LTO4 technology at Supplier’s Data Centers. This will provided high performance and advanced features such as path failover to increase availability. Additional features

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such as hardware-based tape encryption will ensure data security. Supplier shall continue to manage Company’s existing legacy Advanced Digital Information Corp. (ADIC) libraries at Company’s premise until refresh. Supplier shall then refresh such libraries with comparable Supplier tape libraries.

3.2.3.	“Utility Server Support & Infrastructure” shall be a Resource Unit for the Application Hosting Services. Services associated with this Resource Unit consist of file/print infrastructure services, domain services (DNS, WINS, domain controllers, active directory, DHCP), enterprise security (firewall, authentication, anti-virus, intrusion detection), and enterprise gateways (FTP, SMTP, etc.).

3.2.3.1.	Resource usage for this Resource Unit shall be measured as the aggregate number of End User LAN Attached Devices, which consists of the sum of the following End User Computing Resource Units: Standard Laptops, Standard Desktops, Standard Unix Workstations, Tablets, and Standard Networked Printers.

3.2.4.	“Web Hosting Instances” shall be a Resource Unit for the Application Hosting Services. The Services associated with this Resource Unit consist of the incremental support required for web hosting products such as the types listed in Exhibit 8 (Technical Architecture and Product Standards), hosted on an Operating System Instance (including the Services described in Exhibit 2.3 (Application Hosting Services). Resource usage for this Resource Unit shall be measured as the number of Operating System Instances hosting a Web Hosting product. The Web Hosting Instance Resource Unit charge is incremental to the Operating System Instance charge. The Web Hosting Instance Resource Unit shall consist of sub-categories corresponding to the Operating System Instance Service Level sub-categories described in Section 3.2.1.5 (i.e., Critical, High, Standard), each such sub-category having a Base Charge set forth in Attachment 4-G (Supplier Pricing Forms) and Baseline set forth in Attachment 4-D (Resource Baselines).

3.2.5.	“Middleware Instances” shall be a Resource Unit for the Application Hosting Services. The Services associated with this Resource Unit consist of the incremental support for each Middleware product such as those listed in Exhibit 8 (Technical Architecture and Product Standards), and hosted on an Operating System Instance. Resource usage for this Resource Unit shall be measured as the number of instances of a Middleware product hosted on an Operating System Instances. A single Operating System Instance may host one or more Middleware Instances. The Middleware Instance Resource Unit Charge is incremental to the Operating System Instance Charge.

3.2.6.

“Oracle Database Instances” shall be a Resource Unit for the Application Hosting Services. The Services associated with this Resource Category consist of the incremental support for each Oracle database hosted on an Operating

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System Instance (including the Services described in Exhibit 2.3 (Application Hosting Services), Section 5.0 (Database Support Services)). Resource usage for this Resource Unit shall be measured as the number of databases hosted by an Operating System Instance. A single Operating System Instance may host one or more Database Instances. The Database Instance Resource Unit Charge is incremental to the Operating System Instance Charge. Additional Database Instance Resource Units shall be implemented through the Change Control Procedure.

3.2.7.	“SQL Database Instances” shall be a Resource Unit for the Application Hosting Services. The Services associated with this Resource Category consist of the incremental support for each SQL and other Non-Oracle database hosted on an Operating System Instance (including the Services described in Exhibit 2.3 (Application Hosting Services), Section 5.0 (Database Support Services)). Resource Usage for this Resource Unit shall be measured as the number of databases hosted by an Operating System Instance. A single Operating System Instance may host one or more Database Instances. The Database Instance Resource Unit Charge is incremental to the Operating System Instance Charge. Additional Database Instance Resource Units shall be implemented through the Change Control Procedure.

3.3.	Managed Network Services

3.3.1.	Managed Network Services shall consist of the following billable Resource Units:

3.3.1.1.	“WAN Sites” Supplier’s charges for the following WAN Site billable Resource Units include all Charges for WAN Site Services, hardware and Software (such hardware and Software, subject to Attachment 4-B, Financial Responsibility Matrix) at the Sites listed in Exhibit 7 (Sites), but shall exclude all Transport-related costs associated with the WAN Sites. WAN Sites are defined below:

3.3.1.1.1.	“WAN Site Type 1” shall be a Resource Unit. One Resource Unit shall equal one (1) WAN Site Type 1. Site Type 1 shall mean a WAN Site with Site Code A such as a Backbone Site.

3.3.1.1.2.	“WAN Site Type 2” shall be a Resource Unit. One Resource Unit shall equal one (1) WAN Site Type 2. Site Type 2 shall mean a WAN Site with Site Code B/C/D such as a Regional Site-Medium/Regional Site-Small/Regional Office.

3.3.1.2.	“Tier 1 Hub (distribution layer)” shall be a Resource Unit. One Resource Unit shall equal one (1) Network Distribution Level Switch which has one or more of the following characteristics:

3.3.1.2.1.	Includes network switching hardware and Software;

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3.3.1.2.2.	Typically includes network routing hardware and Software for VLAN routing;

3.3.1.2.3.	Implements network VLAN routing and traffic policy via ACL’s;

3.3.1.2.4.	Aggregates Access (User) Level network switch connectivity to the core LAN;

3.3.1.2.5.	Connects to the LAN core devices for Company’s campus locations, and

3.3.1.2.6.	Connects to WAN edge devices for Company’s smaller regional sites.

3.3.1.3.	“Handsets-Digital” shall be a Resource Unit. One Resource Unit shall equal one (1) digital handset port. As of June 1, 2011, this service was removed from Supplier scope and is no longer applicable.

3.3.1.4.	“Handsets-Analog” shall be a Resource Unit. One Resource Unit shall equal one (1) analog handset port. As of June 1, 2011, this service was removed from Supplier scope and is no longer applicable.

3.3.1.5.	“PBX Port” shall be a Resource Unit. One Resource Unit shall equal one (1) PBX or KTS Port (i.e., a station port, a trunk port, or an auxiliary port that is used to connect fax machines or modem lines) that is active on the date of Resource Unit measurement. A PBX (Private Branch Exchange) Port or KTS Port (Keyphone Telephone System) shall mean a port on a telephone switch that an analog or digital phone can connect to. “PBX Port” shall not include any auxiliary line from the telco central office that does not connect through a PBX or KTS. A PBX or KTS Port is considered active when it is installed and authorized for use by Company. As of June 1, 2011, this service was removed from Supplier scope and is no longer applicable.

3.3.1.5.1.	“Small Systems” contain Nortel 11C PBX types (in North America) and are a function of the number of Digital and Analog Ports attached.

3.3.1.5.2.	“Medium Systems” contain Nortel 61C PBX types (in North America) and are a function of the number of Digital and Analog Ports attached.

3.3.1.5.3.	“Large Systems” contain Nortel 81C PBX types (in North America) and are a function of the number of Digital and Analog Ports attached.

3.3.1.6.

“Voice Install / Move / Add / Change” (IMAC) shall be a Resource Unit. One Resource Unit shall equal one (1) Voice IMAC. A “Voice IMAC” shall mean any activity in the voice environment related to a single original service request for the physical installation, move, add, or change to the voice equipment and related Software. One IMAC event could include one

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or more visits to the applicable work location. Changes initiated by Supplier to any part of the infrastructure or computing environment owned and managed by Supplier are not considered an IMAC. An IMAC event must be initiated and authorized by a Company end user. Soft IMACs are not a billable event. As of June 1, 2011, this service was removed from Supplier scope and is no longer applicable.

3.3.1.7.	“Video Conference Room” shall be a Resource Unit. One Resource Unit shall equal one (1) Video Conference Room. A “Video Conference Room” shall mean a conference room with video conferencing capabilities that is supported by Supplier on the date of Resource Unit measurement. Services include installation support for equipment and Network connections, end user assistance and training as defined in Exhibit 2, address book maintenance, and other Services as indicated in the Statement of Work. This Resource Unit does not include Transport related costs.

3.3.1.8.	“Call Center Seat” shall be a Resource Unit. One Resource Unit shall equal one (1) Call Center Seat. A “Call Center Seat” shall mean one active physical station, located in a Company call center and supporting an agent located at such a call center. A Call Center Seat is considered active when installed and authorized for use by Company. Charges for this Resource Unit consist of all costs associated with providing Call Center Services, other than Voice and Data Carrier Services. As of June 1, 2011, this service was removed from Supplier scope and is no longer applicable.

3.3.1.9.	“Pagers” shall be a Resource Unit. One Resource Unit shall equal one (1) Pager device that is in service on the date of Resource Unit measurement.

3.4.	LAN Services

3.4.1.	The LAN Services billable Resource Units shall consist of the following:

3.4.1.1.	“LAN Attached Device” shall be a Resource Category. One Resource Unit for this Resource Category shall equal one (1) active network port. This Resource Unit is used to recover costs related to the support of the LAN environment.

3.4.1.2.	“VoIP” shall be a Resource Category. One Resource Unit for this Resource Category shall equal one (1) VoIP (Voice over Internet Protocol) phone that is active on the date of Resource Unit measurement. A VoIP phone is considered active when it is installed and authorized for use by Company. As of June 1, 2011, this service was removed from Supplier scope and is no longer applicable

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3.4.1.3.	“Wireless Access Point” shall be a Resource Category. One Resource Unit for this Resource Category shall equal one (1) Wireless Access Point that is active on the date of measurement. A Wireless Access Point shall mean a device used to enable wireless connectivity for desktops and laptops to Company’s Network. A Wireless Access Point is considered active when it is installed and activated for use and authorized for use by Company.

3.4.2.	Each of the LAN Services Resource Units shall be classified into the following LAN Site types, each having a separate Base Charge and Baseline for each Resource Unit:

3.4.2.1.	“LAN Site Type 1” shall mean a LAN Site with Site Code A such as a backbone Site.

3.4.2.2.	“LAN Site Type 2” shall mean a LAN Site with Site Code B/C/D such as a Regional Site-Medium/Regional Site-Small/Regional Office.

3.4.2.3.	“LAN Site Type 3” shall mean a LAN Site with Site Code E such as an Office/Business Partner Site.

3.4.3.	“100 MB Interface” shall be a Resource Unit. One Resource Unit shall equal one (1) 100 MB Interface that is active on the date of measurement. An Interface shall be an active Interface at a LAN Site. An Interface is considered active when it is installed and activated for use, connected via wiring to equipment or a physical wall jack and authorized for use by Company.

3.4.4.	“10 GB Interface” shall be a Resource Unit. One Resource Unit shall equal one (1) 10 GB Interface that is active on the date of measurement. An Interface shall be an active Interface at a LAN Site. An Interface is considered active when it is installed and activated for use, connected via wiring to equipment or a physical wall jack and authorized for use by Company.

3.4.5.	“GIG_E Interface” shall be a Resource Unit. One Resource Unit shall equal one (1) GIG_E Interface that is active on the date of measurement. An Interface shall be an active Interface at a LAN Site. An Interface is considered active when it is installed and activated for use, connected via wiring to equipment or a physical wall jack and authorized for use by Company.

3.4.6.	USTO WAP CISCO 3502E shall be a resource Unit. One Resource Unit shall equal 1 Wireless access point (WAP) installed in Thousand Oaks CA 3502E dual-band Access Point (no more than 4 external antennas per WAP). WAPs in this RU only do not include Refresh.

3.4.7.	USTO WAP CISCO 3502I (internal Antenna) shall be a resource Unit. One resource Unit shall equal 1 Wireless access point (WAP) installed in Thousand Oaks CA 3502I dual-band Access Point. WAPs in this RU only do not include refresh.

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3.5.	End-User Computing Services (EUC)

3.5.1.	The End-User Computing Services billable Resource Units shall consist of the following:

3.5.2.	“Standard Desktop” shall be a Resource Unit. One Resource Unit shall equal one (1) Standard Desktop device. A “Standard Desktop” shall mean a personal computer (PC) that is not designed and engineered for portability. It will consist of a central processing unit, memory, storage, an external keyboard, pointing device and external monitor and will generally be positioned in a fixed location. Standard Desktops run Company’s defined standard operating environment, and the hardware and Software meet Company’s defined standard configurations and architecture.

3.5.3.	“Standard Laptop” shall be a Resource Unit. One Resource Unit shall equal one (1) Standard Laptop device. A “Standard Laptop” shall mean a portable PC configuration that is designed and engineered as transportable. It consists of a central processing unit, memory, storage, built-in keyboard, pointing device and a built-in monitor. A Standard Laptop is frequently transported by users and will run in a variety of locations including but not limited to the office, home, Company Sites and other temporary accommodation. A docking station and external monitor as specified by the agreed standard configuration, often support a Laptop. “Standard Laptops” are those laptops that run Company’s defined standard operating environment, and the hardware and Software meet Company’s defined standard configurations and architecture.

3.5.4.	“Standard Unix Workstation” shall be a Resource Unit. One Resource Unit shall equal one (1) Standard Unix Workstation. A “Standard Unix Workstation” shall mean a computer configuration that is not designed and engineered for portability consisting of one or more processors, memory, storage, external keyboard, pointing device and monitor and generally located in a fixed location. A Standard Unix Workstation will run under the Unix operating environment. A single individual typically uses a Standard Unix Workstation. Standard Unix Workstations run Company’s defined standard operating environment, and the hardware and Software meet Company’s defined standard configurations and architecture.

3.5.5.	“Standard Handheld Devices” shall be a Resource Unit. One Resource Unit shall equal one (1) Standard Handheld Device. A “Handheld Device” shall mean any wireless handheld personal digital assistant or personal computing device that are designed and engineered for portability.

3.5.6.	“Tablets” shall be a Resource Unit. One Resource Unit shall equal one (1) Tablet device that is in service on the date of Resource Unit measurement

3.5.7.	“Nextels” shall be a Resource Unit. One Resource Unit shall equal one (1) Nextel device that is in service on the date of Resource Unit measurement. As of January 1, 2011, this service was removed from Supplier scope and is no longer applicable.

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3.5.8.	“Standard Network Printer” shall be a Resource Unit. One Resource Unit shall equal one (1) Standard Network Printer device. A Standard Network Printer shall mean any printing device that is connected to an End User Computing device via Company’s network and is shared by more than one user or End User Computing device. Standard Network Printer hardware and software meet Company’s defined standard configurations and architecture.

3.5.9.	“Print Pages Black & White—Billable” shall be a Resource Unit. Resource usage shall be measured as the aggregate number of black and white pages of printed output, measured in thousands of pages, produced by Supplier for Company for the applicable measurement period. A “Print Page” shall mean one 8.5-inch by 11-inch sheet of printed output, initiated by Company, for which printing is managed by Supplier during the calendar month of measurement. For avoidance of doubt, output printed in “two up” format on a 17-inch by 11-inch sheet of paper, perforated to allow for two 8.5-inch by 11-inch sheets of paper (each of which otherwise satisfies the definition of Print Page) shall constitute two Print Pages.

3.5.9.1.	Print utilization will be measured using the printer meter counts or other mutually agreeable substitute.

3.5.9.2.	Print Pages will not include print resource usage such as system management reports and printed output associated with Supplier error.

3.5.9.3.	One thousand pages of print equal one RU.

3.5.9.4.	Company shall be financially responsible for printer consumables, including paper and staples, except that Supplier shall be financially responsible for toner and ink consumables.

3.5.10.	“Print Pages Color—Billable” shall be a Resource Unit. Resource usage shall be measured as the aggregate number of color pages of printed output, measured in thousands of pages, produced by Supplier for Company for the applicable measurement period. A “Print Page” shall mean one 8.5-inch by 11-inch sheet of printed output, initiated by Company, for which printing is managed by Supplier during the calendar month of measurement. For avoidance of doubt, output printed in “two up” format on a 17-inch by 11-inch sheet of paper, perforated to allow for two 8.5-inch by 11-inch sheets of paper (each of which otherwise satisfies the definition of “Print Page”) shall constitute two Print Pages.

3.5.10.1.	Print utilization will be measured using the printer meter counts or other mutually agreeable substitute.

3.5.10.2.	Print Pages will not include print resource usage such as system management reports and printed output associated with Supplier error.

3.5.10.3.	One thousand pages of print equal one RU.

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3.5.10.4.	Company shall be financially responsible for printer consumables, including paper and staples, except that Supplier shall be financially responsible for toner and ink consumables.

3.5.11.	“EUC IMACs” shall be a Resource Unit. One Resource Unit shall equal one (1) install, move, add or change for any authorized PC, workstations, parts, and peripherals used by Company at any Company location covered by this Agreement in accordance with the definitions below. Only activities that are initiated by Company and require a desk-side visit are classified as an EUC IMAC (e.g. Supplier initiated IMACs, automated Software installations/updates and remote installs would not be considered an IMAC).

3.5.11.1.	Listed below are definitions for an Install / Move / Add / Change.

3.5.11.1.1.	“Install” is the initial installation of a hardware system and / or hardware or software components that require a physical site visit. “Install” shall mean the addition of any end user hardware, with pre-installed and/or automatically installable Software, or shared resources to the environment, connecting to the applicable network and verifying general working conditions of the hardware and/or Software. The Installation service assumes that the specific Install location is pre-wired for all network connectivity. Transfer of data and re-Installation of Software from one end user device to a replacement device are considered part of the same IMAC covering the Installation. Any temporary replacements deployed while equipment is being repaired will not be considered an IMAC.

3.5.11.1.2.	“Move” shall consist of de-Installing an Authorized User computing device from its present location and Installing the same device at an alternative location. Such de-Installation shall include disconnecting all system components, including electrical and network connectivity cords, and preparing the device for transportation. Plans, execution, and costs for inter-site transport of authorized products from the de-Installation location to the re-Install location are not included in the standard move Service. Any intra-site transport is included as part of the standard move Service.

3.5.11.1.3.	“Add/Change” shall mean any modification made to the hardware or Software of the Authorized User devices covered by the Agreement. An Add/Change includes system hardware reconfigurations such as changing memory, internal boards, and peripheral devices. For Software, an Add/Change includes installing or deleting specific Software applications, Installing different revisions of existing Software, and reconfiguring existing Software on the Authorized User’s device. An Add/Change shall include testing of the modified system and any required action to ensure proper function of the modified system.

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3.5.11.2.	The following rules shall apply to the counting of EUC IMACs:

3.5.11.2.1.	Singularity. Each IMAC request shall be counted as only one Resource Unit.

3.5.11.2.2.	Inclusion of end-to-end scope. A single IMAC shall include all activities described below as relating to such IMAC.

3.5.11.2.3.	Replacements and Cascades. The replacement of a technology asset (i.e., Installation of a new technology asset and removal of the existing technology asset is called a “Replacement”), at the same Company Site and within the same approximate time period, shall constitute a single IMAC, as applicable.

(i) For example, if an Authorized User is relocated, the removal of that Authorized User’s existing Desktop from its existing work area, and the placement of a workstation in the Authorized User’s new work area, only constitutes one IMAC, as long as the existing location and new location are at the same Site and the Replacement is within the same approximate time period.

3.5.11.3.	The “Cascade” of one or more devices shall be treated as a series of one or more IMACs, optionally terminating with a single Install, with each IMAC (and the Install if applicable) counting as a single IMAC, as applicable . The following is an example of a Cascade involving IMACs and 4 four (4) Authorized Users where the first three (3) Authorized Users already have a Desktop: (A) a new Desktop is Installed for Authorized User 1 and Authorized User 1’s existing Desktop is removed; this counts as one IMAC; (B) the Desktop removed from Authorized User 1 is Moved and Installed for Authorized User 2 and Authorized User 2’s existing Desktop is removed; this counts as one IMAC; (C) the Desktop removed from Authorized User 2 is Moved and Installed for Authorized User 3 and Authorized User 3’s existing Desktop is removed; this counts as one IMAC; and (D) the Desktop removed from Authorized User 3 is Installed for Authorized User 4 (who did not already have a Desktop), this counts as one IMAC. The total number of IMACs for this Cascade is 4 (i.e., 3 Replacements plus 1 Add), so long as all Authorized Users are at the same Site and the removal and installations of the cascaded Desktops are within the same approximate time period.

3.5.12	Effective January 16, 2011, Supplier shall invoice and Company shall pay a monthly Charge of $[*] representing payment for Supplier’s provision of ten (10) FTEs related to the International Generalist End User Support model. This payment is included in Base Charges for End User Services set forth in Attachment 4-G to Exhibit 4.

3.5.13	Supplier shall maintain the following staffing levels for the performance of the End User Services commencing on the effective date of Amendment No. 7 until June 30, 2012:

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EUS Generalist Counts
North America	[*]
International	[*]
Total	[*]

3.6.	Service Desk

3.6.1.	The Service Desk Services billable Resource Units shall consist of the following:

3.6.1.1.	“Service Desk Seat” shall be a Resource Unit. One Resource Unit shall equal one (1) Standard Desktop, or one (1) Standard Laptop, or one (1) Tablet. Resource usage shall be measured as the aggregate number of Standard Desktops, Standard Laptops and Tablets Resource Units measured pursuant to Section 3.5 above.

3.6.2 Company agrees to pay $[*] per month related to Field Service Desk scope effective January 16, 2011 as set out in Attachment 4-G. No ARC/RRC shall apply during the period that the billing is occurring.

3.7.	Projects

3.7.1.	Project Services billable Resource Units are defined as follows:

3.7.2.	A Project is a discrete unit of work that does not recur on a regular or periodic basis that has the following characteristics:

3.7.2.1.	Has a defined start and end date; and

3.7.2.2.	Has been requested and approved (including any use of FTEs included in the Base Charges) by Company in writing; and

3.7.2.3.	Is not an inherent, necessary or customary part of the Services described in the Statement of Work; and

3.7.2.4.	Is not required to be performed by Supplier to meet the existing Service Levels (other than Service Levels related to Project performance); and

3.7.2.5.	May consist of or include work that would otherwise be treated as New Services; and

3.7.2.6.	Is not otherwise part of the Services to be provided within the Base Charges; and

3.7.2.7.	Requires more than [*] hours of time.

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3.7.3.	The Base Charges include the number of FTEs set forth in Section 3.7.3.6 (such FTEs shall be referred to as “Dedicated FTEs” hereafter) for use on Projects subject to the Change Order Process if the current amount of work assumed by these Dedicated FTEs increases. Supplier’s use of the Dedicated FTEs must be pre-approved in writing by Company. The Charges for the Project Services will first be applied against such Dedicated FTEs. Project FTEs in excess of such Dedicated FTEs must be approved in writing by Company. Additionally, Supplier shall not assign to a Project Supplier Personnel who provide BAU Services without the prior written approval of Company. Project Services Charges will be charged to Company as specified in this Section 3.7 and as follows:

3.7.3.1.	“Project FTE Day” shall be a Resource Unit. One Resource Unit shall equal one (1) Project FTE Day. The number of Project FTE Days will be determined based on the following guidelines.

3.7.3.2.	In order to support the Company in charging back to its business units Project-related costs for the Dedicated FTEs included in the Base Charges, the Company and Supplier have agreed to the following process.

3.7.3.2.1.	In the case that the total hours worked by Supplier FTEs on approved Projects in any month is greater than or equal to Total Included Project Hours, then the charge for each such FTE that performed approved Project work posted during such month shall be calculated by multiplying the number of hours the FTE actually performed approved Project work by the applicable rate (the “Monthly Project Resource Charge”). The sum of the Monthly Project Resource Charges for all Supplier resources that performed approved Project work during the subject month shall then be divided by the total number of hours of approved Project work performed by these Supplier resources during the subject month (the “Monthly Blended Project Resource Rate”). The Monthly Blended Project Resource Rate will then be multiplied by the Total Included Project Hours to get the Monthly Project Charge Adjustment. The Monthly Project Charge Adjustment will be applied as a credit to the Base Charges. Each Monthly Project Resource Charge will be included in the PO for the applicable Project.

3.7.3.2.2.	In the case that the total hours worked by Supplier FTEs on approved Projects in any month is less than Total Included Project Hours, Section 3.7.3.2.1 shall apply, except the amount credited to Base Charges shall be the total Monthly Project Resource Charge and not the Monthly Project Charge Adjustment.

3.7.3.2.3.	Definitions:

“Total Project Business Hours” means [*] hours per week for a [*] week month or [*] per week for a [*] week month as specified in IBM’s Labor CLAIM system.

“Total Included Project Hours” means the number of Project hours included in the Base Charges.

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Total Included Project Hours per Month = (Total Project Business Hours for the month) x (Number of Project Resources included in Base Charges)

“Number of Project Resources included in Base Charges” is the number of Dedicated FTEs.

“Monthly Project Charge Adjustment” means the amount to be credited to Base Charges calculated as described in Section 3.7.3.2.1

Example 1

For illustrative purposes, assume that the following Supplier resources worked these hours during the calendar month of May:

Month	Project Name	Supplier Resource Name	Total # of Hours Worked	FTE Type (Tier Level)	Day Rate Card Rate		Hourly Rate Card Rate		Monthly Project Resource Charge
May 2009	Project A	Resource #1	100	Type 2 -Onshore	$	[*]	$	[*]	$	[	*]
May 2009	Project A	Resource #2	10	Type 1 - Landed		[*]	$	[*]	$	[	*]
May 2009	Project A	Resource #3	500	Type 2 -Offshore		[*]	$	[*]	$	[	*]
May 2009	Project A	Resource #4	100	Type 3 -Onshore		[*]	$	[*]	$	[	*]
May 2009	Project A	Resource #5	30	Type 5 -Onshore		[*]	$	[*]	$	[	*]
May 2009	Project A	Resource #6	200	Type 3 -Landed	$	[*]	$	[*]	$	[	*]
May 2009	Project A	Resource #7	100	Type 2 -Offshore	$	[*]	$	[*]	$	[	*]
May 2009	Project A	Resource #8	100	Type 2 - Landed	$	[*]	$	[*]	$	[	*]
May 2009	Project A	Resource #9	210	Type 2 -Offshore	$	[*]	$	[*]	$	[	*]
May 2009	Project A	Resource #10	10	Type 5 -Onshore	$	[*]	$	[*]	$	[	*]
May 2009	Project A	Resource #11	20	Type 4 -Offshore	$	[*]	$	[*]	$	[	*]
May 2009	Project A	Resource #12	30	Type 3 - Landed	$	[*]	$	[*]	$	[	*]
May 2009	Project A	Resource #13	40	Type 3 - Landed	$	[*]	$	[*]	$	[	*]
			Total: 1,450							Total: $ [*]

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May 2009	Project B	Resource #1	10	Type 2 - Onshore	$	[*]	$	[*]	$	[	*]
May 2009	Project B	Resource #6	50	Type 3 - Landed	$	[*]	$	[*]	$	[	*]
May 2009	Project B	Resource #10	100	Type 5 - Onshore	$	[*]	$	[*]	$	[	*]
May 2009	Project B	Resource #11	300	Type 4 - Offshore	$	[*]	$	[*]	$	[	*]
			Total: 460							Total: $[*]

Total Included Project Hours per Month = (Total Project Business Hours for the month) x Number of project resources included in base fees = [*] Business Hours for May 2009 x [*] Dedicated FTEs= [*] hours

Total number of hours of RFS work performed for the month of May 2009: 1,910 hours

Total Monthly Project Resource Charge: Total from table = ($[*]+ $[*]) = $[*]

Monthly Blended Project Resource Rate: $[*]/ 1,910 hours= $[*]/ hour

Monthly Project Charge Adjustment = (Total Project FTE Hours Included in May 2009 Base Charge) x (Monthly RFS Blended Rate) = (1,620 hours) x ($[*]/hour) = $[*]

May 2009 Adjusted Monthly Project Charge = (Monthly Project Resource Charge) – (Monthly Project Charge Adjustment) = ($[*]) – ($[*]) = $[*]

In this example, the June 2009 invoices for each applicable Project would reflect the applicable Monthly Project Resource Charges and the June 2009 invoice for Base Charges would reflect a $[*] credit, resulting in the net amount due for Project work of $[*]

For illustrative purposes only, attached as Attachment 2 hereto is the revised Exhibit 4 to the Agreement, reflecting the foregoing amendment.

3.7.3.3.	With respect to those days where the resource performed less than the applicable Minimum Chargeable Hours of Project Work, the number of Project FTE Days shall be derived by totaling all Project Hours performed in such days, and dividing the result by the applicable Minimum Chargeable Hours. For example, assume that in a given month, a resource performs at least the applicable Minimum Chargeable Hours (i.e., [*] Project Hours) of Project work on ten (10) days and performs a total of seventy (70) Project Hours of Project work during other days. In this case, Supplier will invoice Company for [*] Project FTE Days [*] at the applicable Project FTE Day rate.

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3.7.3.4.	Travel expenses are not included in the Project FTE rates. Travel expenses shall be invoiced as a Pass-through Expense and shall be reasonable, Company approved, invoiced as occurred at actual expense, and conform to Company Policies.

3.7.3.5.	Company shall not incur any Resource Unit utilization for the following costs, time, or activities: (i) Project Services performed by Supplier without having received all of the required Company approvals; (ii) costs for Project resources to perform Project scoping activities; (iii) non-productive time (whether or not conducted on Company’s premises), such as holidays, vacation time, sick leave, time spent consuming meals, or other personal time; (iv) education, training, travel, administrative or management time (e.g., Supplier internal meetings, internal reporting, time and expense accounting, performance reviews, knowledge transfer, etc.); (v) internal Supplier process implementation work (i.e., not specifically required for a Company initiated Project); and (vi) time spent for skilled personnel brought in by Supplier to mentor Supplier personnel.

3.7.3.6.	Dedicated FTE proration.

During the period beginning in the month that Base Charges first become payable under Section 2.5, the Dedicated FTEs will be phased in based on each Tower achieving Go-Live in accordance with Section 2.5 of this exhibit. The following outlines the FTEs that will be included for each tower at that time:

•	Application Hosting – [*] FTEs
•	Managed Network Services – [*] FTEs
•	End User Services – [*] FTEs

During the period beginning on June 1, 2011until the completion of the EU/SD Reverse Transition, the number of Dedicated FTE’s will be reduced as follows :

	Pre 6/1/2011	6/1/2011	AED	AHS CD	EUS CD
Application Hosting	[*]	[*]	[*]	[*]	[*]
Managed Network Services	[*]	[*]	[*]	[*]	[*]
End User Services	[*]	[*]	[*]	[*]	[*]

Total Project FTEs	[*]	[*]	[*]	[*]	[*]

*	AHS and EUS CD defined as when Supplier no longer invoices Company tower base fees
**	AED = Amendment 7 Effective Date

3.7.4.	“Project FTE Days” shall be classified by “Tier” in accordance with the following criteria (collectively the “FTE Criteria”):

3.7.4.1.	Technical Currency – This criterion reflects the breadth of technical knowledge of the Tier FTE across various technology programs/packages.

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3.7.4.2.	IT Experience – This criterion reflects the relevant experience of the Tier FTE in infrastructure / information technology.

3.7.4.3.	Project Skills – This criterion reflects the level of project implementation knowledge and training of the Tier FTE.

3.7.4.4.	Client Skills – This criterion reflects the ability of the Tier FTE to communicate and work effectively with clients.

3.7.4.5.	Scarcity – This criterion reflects the relative scarcity of the skills of the Tier FTE in the marketplace.

3.7.5.	“Type 1 FTE” shall be a Resource Category. One Resource Unit for this Resource Category shall equal one (1) Tier I FTE Day satisfying the following requirements with respect to the FTE Criteria.

3.7.5.1.	Technical Currency – Basic understanding of few technologies

3.7.5.2.	IT Experience – Typically up to 12 months

3.7.5.3.	Project Skills – Task responsibility

3.7.5.4.	Client Skills – Limited

3.7.5.5.	Scarcity – N/A

3.7.6.	“Type 2 FTE” shall be a Resource Category. One Resource Unit for this Resource Category shall equal one (1) Tier II FTE Day satisfying the following requirements with respect to the FTE Criteria.

3.7.6.1.	Technical Currency – Basic understanding of several technologies

3.7.6.2.	IT Experience – Typically up to 12 months

3.7.6.3.	Project Skills – Training in project management methodology

3.7.6.4.	Client Skills – Good

3.7.6.5.	Scarcity – N/A

3.7.7.	“Type 3 FTE” shall be a Resource Category. One Resource Unit for this Resource Category shall equal one (1) Tier III FTE Day satisfying the following requirements with respect to the FTE Criteria.

3.7.7.1.	Technical Currency – Comprehensive understanding of several technologies

3.7.7.2.	IT Experience – Typically 2 – 6 years

3.7.7.3.	Project Skills – project management skills

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3.7.7.4.	Client Skills – Good

3.7.7.5.	Scarcity – N/A

3.7.8.	“Type 4 FTE” shall be a Resource Category. One Resource Unit for this Resource Category shall equal one (1) Tier IV FTE Day satisfying the following requirements with respect to the FTE Criteria.

3.7.8.1.	Technical Currency – Comprehensive understanding of several technologies

3.7.8.2.	IT Experience – Typically 6—10 years

3.7.8.3.	Project Skills – Senior project management skills

3.7.8.4.	Client Skills – Very good

3.7.8.5.	Scarcity – Market driven

3.7.9.	“Type 5 FTE” shall be a Resource Category. One Resource Unit for this Resource Category shall equal one (1) Tier V FTE Day satisfying the following requirements with respect to the FTE Criteria.

3.7.9.1.	Technical Currency – Comprehensive understanding of several technologies

3.7.9.2.	IT Experience – Typically greater than 10 years

3.7.9.3.	Project Skills – Program manager skills

3.7.9.4.	Client Skills – Excellent

3.7.9.5.	Scarcity – Market driven

4.0 ADDITIONAL AND REDUCED RESOURCE CHARGES (ARCS AND RRCS)

4.1.	Supplier shall track the number of Resource Units actually utilized by Company during each calendar month of the Term for each Resource Category. Each month, Supplier shall provide such information for each calendar month to Company with the reconciliation for such month against the Resource Baselines contained in Attachment 4-D.

4.2.	ARC – Additional Resource Charge: Supplier will provide the Additional Resource Charges (ARCs) for any additional resources utilized and authorized by Company above the Resource Baselines for the applicable month.

4.2.1.

If the quantity of Resource Units consumed by Company in a calendar month for a Resource Category is greater than the applicable Monthly Baseline Volume for such Resource Category and calendar month, then an Additional

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Resource Charge or “ARC” shall be calculated for such Resource Category and calendar month using the following formula:

ARC = (A x B); where:

A = The number of such Resource Units actually utilized by Company during such calendar month in excess of such Monthly Baseline Volume;

B = The corresponding ARC rate for such Resource Category and such calendar month, as set forth in Attachment 4-G, Supplier Pricing Forms.

4.3.	RRC – Reduced Resource Credit: Supplier will provide the Reduced Resource Credits (RRCs) for reduced utilization of a Resource Unit by Company below the Resource Baseline for the applicable month.

4.3.1.	If the quantity of Resource Units consumed by Company in a calendar month for a Resource Category is less than the applicable Monthly Baseline Volume for such Resource Category and calendar month, then a Reduced Resource Credit or “RRC” shall be calculated for such Resource Category and calendar month using the following formula:

RRC = (A x C); where:

A = The number of such Resource Units actually utilized by Company during such calendar month below such Monthly Baseline Volume;

C = The corresponding RRC rate for such Resource Category and such calendar month, as set forth in Attachment 4-G Supplier Pricing Forms (Monthly Unit Rates -ARCs/RRCs).

4.4.	The unit rates for ARCs and RRCs will be equal, unless expressly set forth in Attachment 4-G.

4.5.

The ARC and RRC rates for each Resource Unit shall be subject to a volume band of plus or minus [*]% of the global Baseline set forth in Attachment 4-D or an applicable Local Country Agreement, with the exception of Data Carrier Pricing excluding Remote Access. Data Carrier Pricing excluding Remote Access shall not be subject to a volume band around ARC and RRC rates. If actual Resource Unit volume for a Resource Category is above or below such band for [*] or more consecutive months, the Parties shall negotiate an equitable adjustment to the pricing for such Resource Unit (including the Base Charges, Baseline and ARC/RRC rates), in good faith, to be reflective of the actual volume of Services provided by Supplier to Company and the requirement or ability of Supplier to add or shed costs in connection with such volume change based on a competitive “utility” cost model; provided, however, that if the Parties agree to set a Resource Unit Baseline and associated Base Charge to zero (0), then such equitable adjustment to the Charges shall provide for a reallocation of the fixed costs (the maximum as determined by taking the Base Charges for that Resource Unit, less the ARC/RRC rate times the associated Resource Baseline Volume) that were included in such Base Charge to the Base Charges

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for other applicable Resource Units under the Agreement. During such renegotiation, the then-current pricing shall continue to apply, including the ARCs and RRCs; provided, however, that the renegotiated pricing agreed upon pursuant to this Section shall be applied retrospectively to the end of the [*] consecutive month period, unless otherwise agreed by the Parties.

4.6.	In connection with Company’s in-sourcing or re-sourcing of the Services, Company must maintain during the Term a minimum volume of Services corresponding to total net Charges (Base Charges plus ARCs minus RRCs) equaling at least [*] percent of the Base Charges as set forth in Attachment 4-G (Supplier Pricing Forms) (adjusted during the Term for any terminations of Service Towers) for the Network Services Tower (consisting of Managed Network Services, Voice and Data Carrier Services and LAN Services Charges), the “Minimum Revenue Commitment”) for the remainder of the Contract Year in which such in-sourcing or re-sourcing occurs and for each Contract Year thereafter. Supplier shall notify the Company of any failure to satisfy such Minimum Revenue Commitment and, within 30 days of such notice, the Parties shall renegotiate the relevant terms of the Agreement, in good faith, to resolve such condition. During such renegotiation, RRC amounts resulting from in-sourcing or re-sourcing below the applicable Minimum Revenue Commitment shall not apply. If the Parties are unable, or are reasonably unlikely, to agree to terms to resolve such condition within six months, Company shall promptly terminate the entire Agreement or the affected Service Towers to the extent necessary to ensure that the Minimum Revenue Commitment is satisfied for the remainder of the Term, in accordance with Section 29.2 (Termination for Convenience) of the Agreement. For the avoidance of doubt, there is no minimum revenue commitment applicable to Services other than the Network Services Tower.

4.7	ARCs and RRCs will not apply for any Service Tower prior to [*]. ARCs and RRCs for the Application Hosting Services Tower will not apply from [*]. ARCs and RRCs for the End User Services and Service Desk Towers will not apply from [*]. In the event that the AHS Commencement Date does not occur on or prior to October 7, 2011, Company and Supplier agree to engage the executive governance processes to negotiate in good faith adjustments to the Charges and/or scope of the Services in order to address the impact of then-current scope and volumes of the applicable Services using, to the extent reasonable, pricing applicable to such Services.

5.0 FOREIGN EXCHANGE

5.1.	Foreign Exchange (FX) Rate Adjustment

5.1.1.	Supplier will calculate and Company will confirm calculation of an adjustment to the Base Charges and ARC/RRC rates, as defined below, based upon movements in the underlying currency rates for such Charges.

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5.1.2.

Beginning in January, 2010, the FX adjustments will be calculated and applied in accordance with the procedure and definitions set forth in Section 5.2 and 5.3 of this Exhibit 4. Company and Supplier agree that there will be no FX adjustments made to the Charges in calendar years 2008 or 2009. Supplier will notify Company of the FX adjustment for each calendar year in which FX applies on or before December 10th of the preceding calendar year prior to implementation of such changes. In the event that Supplier does not notify Company within this notice period, FX will not apply for the coming calendar year.

5.2.	Definitions

Year is the year in which the foreign exchange rate change adjustment (“FXRCA”) as defined in this Section 5.2 is calculated.

Prior year is the year prior to the year in which the FXRCA is calculated.

For the Agreement, Currency Pair is defined as (1) INR:USD, (2) ARS:USD, (3) ZAR:USD. The Currency Pairs applicable to each Local Country Agreement shall be set forth in each such Local Country Agreement.

The Base Foreign Exchange Rate (“BFER”) for each Currency Pair is the exchange rate that was used by Supplier to establish the Charges as agreed between Company and Supplier and such BFERs for the US/Global Agreement for each Currency Pair are set forth in Attachment 4-G.

Actual Foreign Exchange Rate (“AFER”) will be determined on November 28th of the Prior Year as quoted on Bloomberg for each currency pair. If November 28th is not a business day, the closest business day prior to November 28th shall be used. In the event that Bloomberg no longer provides foreign exchange rates, Company and Supplier will mutually agree to an alternative source for the AFER.

Foreign Exchange Sensitivity (“FES”) for each Currency Pair is the pre-determined ratio, agreed between Supplier and Company, of the percentage of Services that will be provided by Supplier’s Offshore Location delivery operations corresponding to such Currency Pair to Company. While Supplier may vary the actual sourcing of the supply of Services, the table below will not be amended except in accordance with the schedule defined in Section 5.1. The FES by Sub-Tower for the US/Global Agreement are set forth in Attachment 4-G.

5.3.	Calculations

5.3.1.

For each Currency Pair, the Foreign Exchange Rate Change Adjustment Percentage (“FXRCA Percentage”) will be determined by Supplier and provided to Company on or before December 10th of the preceding calendar year prior to implementation of such changes in accordance with the following formula.

FXRCA Percentage = (BFER - AFER) / AFER

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5.3.2.	For each Currency Pair, no FXRCA shall be applied unless the absolute value of the FXRCA Percentage is greater than (i) during the Initial Term, five percent (5%), or (ii) during the Renewal Terms, zero percent (0%) ((i) or (ii), the “FXRCA Deadband”).

5.3.3.	For each Currency Pair, the FXRCA shall be applied to all Base Charges and ARC/RRC rates for the applicable calendar year for which the FES applicable to such Charges is greater than zero:

If the FXRCA Percentage is greater than the FXRCA Deadband:

FXRCA = Charge x FES x (FXRCA Percentage – FXRCA Deadband )

If the FXRCA Percentage is less than 0 minus the FXRCA Deadband

FXRCA = Charge x FES x (FXRCA Percentage + FXRCA Deadband )

Adjusted Charge = Original Charge + FXRCA

5.4.	Revisions to the FES

The FES will not be revised except in accordance with the following schedule. In June 2011, June 2013 and each year thereafter, Supplier and Company may mutually agree a Revised FES, if necessary, based upon the current and anticipated percentage of services that will be provided by each of the Supplier’s foreign operations to the Company. Any Revised FES, will be used for the calculations in Section 3 beginning in January of the following calendar year.

6.0 PASS-THROUGH EXPENSES

6.1.	Pass-Through Expenses means the actual costs for Services that are invoiced to Supplier and to be paid by Company without any mark-up or Supplier fees Supplier will pay the invoice if Company approves and invoice Company for such expenses. Supplier will provide Company the original Third Party invoice.

6.2.	Company shall be financially responsible for the actual amounts of Pass-Through Costs.

7.0 INCENTIVES TO REDUCE COSTS

7.1.	Supplie
r	shall explore and identify to Company opportunities to improve the Services and reduce the cost of Services being provided under the Agreement.

7.2.	Supplier will advise Company’s IT management of each such opportunity that is identified and estimate the required investments and potential savings. Each opportunity will be implemented subject to the Change Control Procedure.

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8.0 SUPPLIER FINANCIAL RESPONSIBILITIES

8.1.	Equipment Leases and Maintenance

8.1.1.	Supplier shall have financial responsibility (as of the Go-Live Date unless otherwise set forth in Attachment 4-B) for the Company Equipment leases, and any associated maintenance agreements, in each case existing as of the Effective Date, for the types of Equipment identified as the Supplier’s responsibility in the Current Asset column of Attachment 4-B (Financial Responsibility Matrix). Such leased Company Equipment as of the Effective Date is set forth in Exhibit 10A (Equipment Assets), and such associated maintenance agreements as of the Effective Date are set forth in Exhibit 11 (Third Party Contracts). If Company has pre-paid any amounts connected with such leases, the Supplier will reimburse or credit Company for these amounts

8.2.	System Software Licenses and Maintenance

8.2.1.	Supplier shall have financial responsibility (as of the Go-Live Date unless otherwise set forth in Attachment 4-B) for the types of Third Party System Software licenses, and any associated maintenance agreements, that are identified as Supplier’s responsibility in Attachment 4-B (Financial Responsibility Matrix) to the extent necessary to provide the Services. A list of current Software is provided in Exhibit 10B (Software Assets), and summary Third Party Contract information is provided in Exhibit 11 (Third Party Contracts).

8.2.2.	If Company has pre-paid any Charges under such license for a time period for which Supplier has financial responsibility under the Agreement, Supplier will reimburse or credit Company for these amounts.

8.3.	Application Software Licenses and Maintenance

8.3.1.	Supplier shall have financial responsibility (as of the Go-Live Date unless otherwise set forth in Attachment 4- B) for the types of Third Party Application Software licenses, and any associated maintenance agreements, that are identified as Supplier’s responsibility in the asset allocation columns of Attachment 4-B (Financial Responsibility Matrix) to the extent necessary to provide the Services. A list of current Software is provided in Exhibit 10B (Software Assets), and summary Third Party Contract information is provided in Exhibit 11 (Third Party Contracts).

8.3.2.	If Company has pre-paid any Charges under such license for a time period for which Supplier has financial responsibility under the Agreement, Supplier will reimburse or credit Company for these amounts.

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8.4.	Upgrades and Additional Equipment and Software

8.4.1.	Supplier shall be financially responsible (as of the Go-Live Date unless otherwise set forth in Attachment 4-B) for all Equipment and Software upgrades, Refresh, and additions, in each case, as identified as Supplier’s responsibility in Attachment 4-B, Financial Responsibility Matrix.

9.0	ADJUSTMENTS FOR INFLATION AND DEFLATION

9.1.	Beginning on January 1, 2010, Supplier shall apply an adjustment to the Base Charges and ARC/RRC Rates based upon economic changes (an “Economic Change Adjustment” or “ECA”). All other Charges shall be fixed and firm during the term.

9.1.1.	The ECA is based upon both the Inflation Index as defined below in Section 9.2 and the Inflation Sensitivity Index as defined below in Section 9.3. The ECA will be applied on a prospective basis. Supplier will notify Company of the impact of the ECA adjustment for each calendar year for which ECA applies on or before December 1st of the preceding calendar year prior to implementation of such changes. In the event that Supplier does not notify Company within this notice period, ECA will not apply for the coming calendar year.

9.1.2.	The ECA for each calendar year shall be calculated by comparing the Inflation Index for the month of October, 2008 (the “Base Year Index”) to the Inflation Index for the October prior to such calendar year for which ECA is being calculated (“Actual Inflation”). If Actual Inflation is equal to or less than the Base Year Index, then no ECA is due. If Actual Inflation is greater than the Base Year Index, the ECA shall be calculated as follows:

ECA Factor = [(Actual Inflation – Base Year Index) / Base Year Index] x Inflation Sensitivity Factor

ECA	= Applicable Charges x ECA Factor

9.1.3.	Example (US):

Assumptions for example purposes only:

Effective Date – October 15, 2008

Commencement Date – January 1, 2009

Inflation Sensitivity = 80%

Monthly Base Charge = $250,000

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	2008	2009	2010
October Inflation Index	175 (Base Year Index)	180	170

calendar year 2010

ECA applies (beginning January 1, 2010) since Actual Inflation (180) is greater than the Base Year Index (175)

ECA Factor = (180 – 175) / 175 x 80% = 0.0229

ECA = $250,000 x 0.0229 = $5,714

calendar year 2011

No ECA is due since Actual Inflation (170) is less than the Base Year Index (175)

9.2.	The Inflation Index shall be a government published index which reflects movements in a broad-based consumer focused price index.

9.2.1.	For the US, the Inflation Index shall be the unadjusted Consumer Price Index, as published in the Summary Data from the Consumer Price Index News Release by the Bureau of Labor Statistics, U.S. Department of Labor, For All Urban Consumers (“CPI-U”). In the event the Bureau of Labor Statistics stops publishing the CPI-U, (or substantially changes their respective content or format), Company and Supplier will substitute another comparable index published at least annually by a mutually agreeable source. If the Bureau of Labor Statistics merely redefines the base year for the CPI-U from 1982-84 to another year, Company and Supplier will continue to use the applicable Inflationary Index but will convert the Previous Year’s Index by using a mutually agreed upon conversion formula.

9.2.2.	The Inflation Index applicable to each Local Country Agreement shall be as set forth in such Local Country Agreement.

9.3.	The Inflation Sensitivity Index is defined as the portion or percentage of Supplier Charges that are inflation sensitive, as set forth in Attachment 4-G, Supplier Pricing Forms.

9.4.	There shall be no adjustments for inflation applied to any of the Data or Voice Carrier Charges (Detail Base Chgs (Carrier) and ARC & RRC – Carrier Tabs of Exhibit 4-G).

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10.0 CHANGES TO RESOURCE BASELINES

10.1.	Company may, once per year for each Tower, elect to add or remove a Resource Unit for purposes of re-allocating the Charges under the Agreement without changes in scope provided in such event the aggregate Monthly Base Charges for all Resource Units within a Tower shall not be changed as a result of such re-allocation. Company may elect this change to Resource Units for areas where the environment is changing at such a rate that the existing Resource Units may not best represent the environment.

10.2.	Upon notice by Company of such election, the Parties shall promptly negotiate in good faith and agree upon an appropriate adjustment to the Charges in accordance with the Change Control Procedures, including revised Monthly Base Charges, ARC Rates and RRC Rates, Resource Baselines and Resource Baseline Bands for the applicable Resource Units, provided in such event the aggregate Monthly Base Charges for all Service Categories within the affected Tower shall not be changed as a result of such re-allocation.

10.3.	If Company’s changes pursuant to the above require that Supplier recalculate Monthly Base Charges for more than [*] percent ([*]%) of the Resource Units (i.e., measured by named Resource Units, and not by Actual Volume of the Resource Units) in any year, Supplier’s effort in recalculating the Monthly Base Charges, ARC Rates and RRC Rates, Resource Baselines and Resource Baseline Bands for the quantity above [*]% will be handled as a Project.

11.0 OMITTED THIRD PARTY CONTRACTS

11.1.	Supplier will be financially responsible for the Third Party Contracts in accordance with the terms of the Agreement, including Exhibit 11 (Assigned and Managed Contracts).

11.2.	During the Transition Period, Supplier shall use commercially reasonable efforts to assist Company in the identification of any additional Third Party contracts (“Omitted Third Party Contracts”). Supplier shall assume financial responsibility for such Omitted Third Party Contracts identified to the extent that Supplier would have to procure or provide the type of services covered by such Omitted Third Party Contract in order for Supplier to properly perform the Services (but only up to the amount that Supplier would have incurred under its own agreement or its provision of the applicable services), except to the extent Supplier has made a commitment under its own contract or implemented its solution for such services for the performance of the Services for Company, which commitment or implementation cannot be cancelled without incurring an expense unless Company agrees to reimburse Supplier for such expense.

11.3.	Company shall not have any obligation to keep in effect any Omitted Third Party Contract for which Supplier has notified Company that Supplier will not assume financial responsibility, and may at its option terminate such contract without limiting Supplier’s obligations for providing the Services.

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11.4.	The omission of In-Scope Third Party Contracts from Exhibit 11 and other errors in designation of Third Party Contracts as being In-Scope or out-of-scope of Supplier’s responsibility shall not be interpreted to alter the allocation of responsibilities as expressly set forth in Exhibit 11, and nothing in Exhibit 11 or Attachment 4-B shall be interpreted to require Supplier to assume financial or operational responsibility with respect to any Omitted Third Party Contract, except as provided in this Section 11.

12.0 CHARGEBACK

12.1.	Company intends to make Authorized Users more accountable for their use of IT resources by use of a chargeback system. Supplier will draw on their knowledge of best practices in this area to support Company in the implementation of such a system. At a minimum, Company anticipates the need to have Supplier provide detailed billing data by business unit, by project, by unit of consumption, with the ability to track usage by major Application and Authorized User.

13.0 RESOURCE BASELINE VALIDATION PROCESS

13.1.	As part of the Transition Services, Supplier shall conduct a wall-to-wall inventory of existing Company Equipment and adjust the applicable Resource Baselines in Attachment 4-D and the associated Base Charges based upon the results of such wall-to-wall inventory in accordance with this Section 13.0.

13.2.	Upon completion of the wall-to-wall inventory, Supplier shall document any Resource Baselines that shall require adjustment due to any volume variances from the volumes determined through the wall-to-wall inventory. Such documentation shall describe, for each affected Resource Baseline, the amount of the proposed adjustment, including supporting documentation from the wall-to-wall inventory.

13.3.	Supplier shall review with Company the results of the wall-to-wall inventory, including the proposed adjustments and supporting documentation.

13.4.	Upon agreement of the Parties to the proposed adjustments, the Parties shall amend Attachment 4-D (Resource Baselines) to reflect such agreed to adjustments to the Resource Baseline Volumes. In addition, the Parties shall amend Attachment 4-G (Supplier Pricing Forms) with updated Base Charges reflective of the adjusted Resource Baseline volumes in the amended and restated Attachment 4-D (Resource Baselines). Such adjustments to the Base Charges shall be calculated by applying the applicable ARC/RRC rates to any increase or decrease in volumes from the prior Baseline volumes set forth in Attachment 4-D (Resource Baselines); provided, however, that if any proposed adjustment to a Resource Baseline volume is greater than or equal to twenty-five percent of such Resource Baseline volume, then the Parties shall adjust the Resource Baseline and Base Charges in accordance with the process set forth in Section 4.0 of this Exhibit 4.

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13.5.	Until the adjustment process set forth above is completed and implemented, Supplier shall invoice only the Base Charges as defined in Section 2.0 and originally set forth in Attachment 4-G (Supplier Pricing Forms), with no variable ARC/RRC Charges except for ARCs in connection with net new Equipment; provided, however, that the amended Base Charges shall be applied retroactively to the later of (1) the date that Supplier provides the results of the wall-to-wall inventory and proposed volume adjustments to Company, or (2) the Commencement Date.

14.0 SUPPLIER COMMITMENTS

14.1.	Responsibility For Changes. In accordance with Section 4.2(A) of the Agreement, and without limiting Company’s right of approval under Section 17.6 of the Agreement (Change Management) of the Agreement, unless otherwise set forth in the Agreement or otherwise expressly approved by Company, Supplier shall bear all Charges, fees and costs associated with any change to Company’s environment requested and made by Supplier for its convenience (“Supplier Requested Changes”), including all Charges, fees and costs associated with (i) the design, installation, testing and implementation of such change, (ii) any modification or enhancement to, or substitution for, any impacted Company processes or associated Materials, Equipment, System or Services, (iii) any increase in the cost to Company of operating, maintaining or supporting any impacted Company process or associated Materials, Equipment, System or Services and (iv) any increase in Resource Unit usage resulting from such change.

14.1.1.	Supplier’s removal of Company’s SONET connectivity shall be deemed a Supplier Requested Change and subject to Section 14.1.

14.2.	INTENTIONALLY LEFT BLANK

14.3.	INTENTIONALLY LEFT BLANK

14.4.	For any Third Party Contracts identified in Exhibit 11 that have been identified as being required for Company to retain beyond the Go-Live Date and for which such Third Party Contract is required by Supplier to perform the Services as defined, Supplier shall reimburse Company on a monthly basis at Company’s actual cost for each such Third Party Contract that Company is required to retain. The reimbursement set forth in this Section 14.4 applies to any such Services included in any Base Charge payable under Section 2.5.2.2 but shall not apply to any such Services included in any Base Charge payable pursuant to Section 2.5.2.1.

15.0 OTHER

15.1.	INTENTIONALLY LEFT BLANK

15.2.	INTENTIONALLY LEFT BLANK

15.3.	INTENTIONALLY LEFT BLANK

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16.0	CARRIER CHARGES

16.1.	General

16.1.1.	This section 16.0 describes the Resource Unit categories applicable to the Data and Voice Carrier Services. The unit pricing for each Resource Unit are set forth in Attachment 4-G (Supplier Pricing Forms) in each of the “Carrier Rate Card” tabs associated with each Local Country Agreement. An estimate of the total Charges are included in Attachment 4-G (Supplier Pricing Forms), which correspond to the volume of Resource Units reflected by the applicable Resource Baseline set forth in Attachment 4-D (Resource Baselines).

16.1.2.	The monthly Charges for any month during the Term that include less than a full month of Services shall be prorated on a per diem basis based on the number of days the applicable Services are provided by Supplier to Company in the relevant month.

16.2.	Voice & Data Carrier Resource Units:

16.2.1.	The Voice and Data Carrier Services billable Resource Units shall consist of Resource Units listed in the “Carrier Rate Card” tabs of Attachment 4-G. The estimated baselines for such Resource Units are set forth in Attachment 4-D.

16.2.1.1.	Data – Carrier Services: Data Carrier Services consist of the following billable Resource Units:

16.2.1.1.1.	AT&T MPLS Network: The MPLS solution utilizes AT&T’s Virtual Private Network, AVPN, in the United States and IP enabled Frame Relay, IPeFR, for other countries. There are four primary pricing elements that apply to a MPLS service. These are: access loops, MPLS port, Class of Service (CoS) and Committed Data Rate (CDR).

16.2.1.1.2.	MPLS AVPN – U.S. Sites

•

MPLS Access: AVPN access is the local channel that connects Company’s Site to the AVPN port in Supplier’s Subcontractor’s (herinafter AT&T’s) MPLS network. (NOTE: Access loops for Supplier’s Boulder location are provided on Supplier’s private access facilities.)

•	MPLS Port: Provides access to bandwidth on AT&T’s MPLS backbone network.

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•

MPLS CDR: COS Package Multimedia Standard Service provides a specified total Committed Data Rate (CDR) with Class of Service (COS) routing capabilities which supports COS1, COS2, COS3 and COS4. Supplier, through AT&T, will provide 10% of the port bandwidth for use as COS1.

16.2.1.1.3.	MPLS IPeFR/ATM International

•	MPLS Access: Is the local channel that connects the customer site to the IPeFR/ATM port in the AT&T’s MPLS network.

•	MPLS Port (same as IPeFR/ATM port): Provides access to bandwidth on AT&T’s MPLS backbone network outside the United States.

•

MPLS CDR: IPeFR/ATM ePVC (enhanced Permanent Virtual Circuit): Provides a specified total Committed Data Rate (CDR) with Class of Service (COS) routing capabilities which supports COS1, COS2, COS3 and COS4. AT&T will provide 10% of the port bandwidth per site for use as COS1.

16.2.1.2.	Domestic – Local Access: This section describes the point to point (P2P) circuits (voice and data) and voice local access T-1s for long distance within the US. P2P T-1s are provided to connect one Site’s PBX (voice system) to another Site’s PBX. Voice T1 Circuit –Access Loops are provided to connect a Site to AT&T’s Long distance Services Network. The long distance Services enables a Site to make long distance and international calls via AT&T’s Long Distance services

16.2.1.2.1.	OC3 Point to Point circuits: Circuits for data replication and clustering between the two primary Supplier U.S. Data Centers.

•

Access Loop: is a local channel from Company’s Site to AT&T’s POP. The access is based on mileage. Two local access loops are required for each point to point circuit. The access loops for Supplier’s Boulder location are provided on private access facilities. OC3 circuits are custom engineered and priced.

•

Inter-Office Channel (IOC): is the portion of the circuit that runs from AT&T’s POP to AT&T’s POP and connects to Domestic Data Local Access to provide service between Company Sites. The channels are priced based on mileage.

16.2.1.2.2.	Voice T1 Circuits: – Voice T1 access circuits (with PRI feature) for the U.S. Sites as well as voice T1 point to point circuits .

•

Access Loop: is a local channel from Company’s Site to an AT&T POP. The access is based on mileage. Two local access loops are required for each point to point circuit. The access loops for IBM Boulder are provided on private access facilities. One access loop is required to connect to the AT&T Long Distance Network

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•

“Inter-Office Channel” (IOC): is the portion of a P2P circuit that runs from AT&T POP to AT&T POP and connects to Domestic Data Local Access to provide service between Company Sites. The channels are priced based on mileage.

16.2.1.3.	Internet: Provides connectivity to Internet ports on the AT&T IP backbone. The Charges include the local access for these Services. The Access Loops for Supplier’s Boulder location are provided on private access facilities.

Charges include the following usage:

•	US: OC3 ports include 100Mb usage (usage in excess will be billed monthly);

•	US: DS3 ports include 30Mb usage (usage in excess will be billed monthly);

•	UK: 34Mb; and

•	Australia: 10Mb.

16.2.1.4.	“AVTS”: is AT&T’s VPN Tunnel Service used to provide remote access services to single users and SOHO sites (includes Remote Access, Internet VPN site, and Extranet/B2B VPN connections)

16.2.1.4.1.	AVTS – Remote Access (AP, EMEA and US)

•	Dial users: U.S. users have 150 hours per month flat-rate plan; EMEA and AP users have 50 hours per month per user.

•

Business to Business, BB, users with IPSec: The service is used with broadband (e.g., cable, DSL) or dial access. The service is used when IPSec encryption is required. The Charges represent the AT&T Netclient Software for BB users.

•	BB users with SSL: are Broadband (e.g., cable, DSL) or dial access. The service is used when SSL encryption is required. The Charges represent the SSL Windows Agent Software.

•	SSL CPE: is the equipment used by a BB user with SSL to complete a connection over an SSL encrypted tunnel. The Charges represent the SSL VPN termination equipment at hub site.

16.2.1.5.	AVTS – Internet VPN (AP, EMEA and US): AVTS SOHO CIOS/ASA 5505 is the equipment provided at the Company’s Site to provide site-to-site tunneling capability over the Internet. The access circuit (DSL, ADSL 1.5M/384k or Global MIS 256kb as specified) will be used for access to the Internet. (GMIS=Global Managed Internet Service) The Charges include a managed router at the remote Site.

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16.2.1.6.	AVTS – Extranet (Business to Business) VPN: AVTS SOHO CIOS/ASA 5505 CPE for business partner site. Internet circuit not included at remote Site.

16.2.1.7.	AVTS – VPN hub equipment:

16.2.1.7.1.	US AVTS HIGH END HUB SITE CONNECTION (Cisco ASA 5550): Hub site connection is an IPSec Tunnel Server used to complete an IPSec encrypted tunnel.

16.2.1.7.2.	US AVTS STANDARD HUB SITE CONNECTION (Cisco ASA 5540): Hub site connection is an IPSec Tunnel Server used to complete an IPSec encrypted tunnel.

16.2.1.7.3.	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION: Third party remote office connection is an IPSec Tunnel Server at hub site used to complete an IP Sec tunnel. Used to support Company’s U.S. Sites on Internet VPN.

16.2.1.7.4.	UK AVTS Branch/Small Hub SIG CPE: Hub/SIG is an IPSec Tunnel Server at hub site used to complete an IPSec connection. Used by remote access users.

16.2.1.7.5.	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tunnels) CPE for ISP: CIOS/ASA 5505 is the hub site equipment required to provide site to site tunneling capability over the internet. Used for Internet VPN connections at Company’s Sites and business partners.

16.2.1.7.6.	Australia AVTS Remote ASA CPE (5510) for ISP: CIOS/ASA 5510 is the hub site equipment required to provide site to site tunneling capability over the internet. This is used for remote access.

16.2.1.8.	Voice – Carrier Services:Voice Carrier Services consist of the following billable Resource Units:

16.2.1.8.1.	“Interstate Voice”.

Supplier’s charges shall include all Carrier-related costs for interstate voice calls in the United States and shall be measured as the aggregate number of call minutes per month for each of the types of Interstate Voice calls. Following are the Interstate Voice Resource Units:

16.2.1.8.2.	“Interstate Toll Free” shall be a Resource Unit. One Resource Unit shall equal one (1) Interstate Toll Free minute. Resource Units consist of the Carrier Services Charges for each of the following connectivity options:

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16.2.1.8.2.1.	“Domestic Voice – Interstate Inbound Dedicated” “Switched – Dedicated” refers to the aggregate number of call minutes per month for service transported over public switched network that is terminated at a Company Site over dedicated access and where the ends of the call are in different states.

16.2.1.8.2.2.	“Domestic Voice – Interstate Inbound Switched” “Switched – Switched” refers to the aggregate number of call minutes per month for service transported over the public switched network that is terminated at a Company Site over switched access and where the ends of the call are in different states.

16.2.1.8.3.	“Interstate Outbound” shall be a Resource Unit. One Resource Unit shall equal one (1) Interstate Outbound minute. Resource Units consist of the Carrier Services Charges for each of the following connectivity options:

16.2.1.8.3.1.	“Domestic Voice – Interstate Outbound Fully Connected” “Dedicated – Dedicated” refers to the aggregate number of call minutes per month where the service is transported over the public switched network that is provided via dedicated access on both the originating and terminating ends and for which both ends of the call are in different states.

16.2.1.8.3.2.	“Domestic Voice – Interstate Outbound Ded” “Switched – Dedicated” refers to the aggregate number of call minutes per month for service transported over public switched network that is terminated at a Company Site over dedicated access and where the ends of the call are in different states.

16.2.1.8.3.3.	“Domestic Voice – Interstate Outbound Switched” “Switched – Switched” refers to the aggregate number of call minutes per month for service transported over the public switched network that is terminated at a Company Site over switched access and where the ends of the call are in different states.

16.2.1.8.4.	“Interstate Switched Digital” shall be a Resource Unit. One Resource Unit shall equal one (1) Interstate Switched Digital minute. Resource Units consist of the Carrier Services Charges for each of the following connectivity options: [Note: all of the following call types are considered to be one call type in the Charges. Furthermore, the call type referenced above is also included in this one call type – Domestic Data Switched Digital 56/65K.]

AMGEN & IBM Confidential	E-4 – Page 46 of 52

16.2.1.8.4.1.	“Domestic Data Switched Digital 56/64K” “Dedicated – Dedicated” refers to the aggregate number of call minutes per month where the service is transported over a public switched digital network that is provided via dedicated access on both the originating and terminating ends and for which both ends of the call are in different states.

16.2.1.8.4.2.	“Domestic Data Switched Digital 56/64K” “Switched – Dedicated” refers to the aggregate number of call minutes per month for service transported over a public switched digital network that is terminated at a Company Site over dedicated access and where the ends of the call are in different states.

16.2.1.8.4.3.	“Domestic Data Switched Digital 56/64K” “Switched – Switched” refers to the aggregate number of call minutes per month for service transported over a public switched digital network that is terminated at a Company Site over switched access and where the ends of the call are in different states.

16.2.1.8.5.	“Intrastate Voice”

Supplier’s Charges shall include all Carrier-related costs for intrastate voice calls in the United States and shall be measured as the aggregate number of call minutes per month for each of the types of Intrastate Voice calls. Following are the Intrastate Voice Resource Units:

16.2.1.8.5.1.	“Outbound Inter-LATA (Local Access and Transport Area)” shall be a Resource Unit. One Resource Unit shall equal one (1) Outbound Inter-LATA minute, per state, in the United States. Resource Units consist of the Carrier Services Charges for each of the following connectivity options:

16.2.1.8.5.1.1.	“Domestic Voice – Intrastate Ded to Ded” “Dedicated – Dedicated” refers to the aggregate number of call minutes per month where the service is transported over the public switched network that is provided via dedicated access on both the originating and terminating ends and for which both ends of the call are in different LATA but the same state.

16.2.1.8.5.1.2.	“Domestic Voice – Intrastate Dedicated Outbound – interLATA” “Switched – Dedicated” refers to the aggregate number of call minutes per month for service transported over public switched network that is terminated at a Company Site over dedicated access and where the ends of the call are in different LATA but the same state.

AMGEN & IBM Confidential	E-4 – Page 47 of 52

16.2.1.8.5.1.3.	“Domestic Voice – Intrastate Switched Outbound – interLATA “ “Switched – Switched” refers to the aggregate number of call minutes per month for service transported over the public switched network that is terminated at a Company Site over switched access and where the ends of the call are in different LATA but the same state.

16.2.1.8.5.2.	“Outbound Intra-LATA (Local Access and Transport Area)” shall be a Resource Unit. One Resource Unit shall equal one (1) Outbound Intra-LATA minute, per state, in the United States. Resource Units for this resource category consist of the Carrier Services Charges for each of the following connectivity options:

16.2.1.8.5.2.1.	“Domestic Voice – Intrastate Ded to Ded” “Dedicated – Dedicated” refers to the aggregate number of call minutes per month where the service is transported over the public switched network that is provided via dedicated access on both the originating and terminating ends and for which both ends of the call are in different LATA but the same state.

16.2.1.8.5.2.2.	“Domestic Voice – Intrastate Dedicated Outbound – intraLATA” “Switched – Dedicated” refers to the aggregate number of call minutes per month for service transported over public switched network that is terminated at a Company Site over dedicated access and where the ends of the call are in different LATA but the same state.

16.2.1.8.5.2.3.	“Domestic Voice – Intrastate Switched Outbound – intraLATA “Switched – Switched” refers to the aggregate number of call minutes per month for service transported over the public switched network that is terminated at a Company Site over switched access and where the ends of the call are in different LATA but the same state.

16.2.1.8.5.3.	“Toll Free Inter-LATA (Local Access and Transport Area)” shall be a Resource Unit. One Resource Unit shall equal one (1) Toll Free Inter-LATA minute. Resource Units consist of the Carrier Services Charges for each of the following connectivity options:

AMGEN & IBM Confidential	E-4 – Page 48 of 52

16.2.1.8.5.3.1.	“Domestic Voice – Intrastate dedicated inbound interLATA “Switched – Dedicated” refers to the aggregate number of call minutes per month for service transported over public switched network that is terminated at a Company Site over dedicated access and where the ends of the call are in different LATA.

16.2.1.8.5.3.2.	“Domestic Voice – Intrastate switched inbound interLATA “Switched – Switched” refers to the aggregate number of call minutes per month for service transported over the public switched network that is terminated at a Company Site over switched access and where the ends of the call are in different LATA.

16.2.1.8.5.4.	“Toll Free Intra-LATA (Local Access and Transport Area)” shall be a Resource Unit. One Resource Unit shall equal one (1) Toll Free Intra-LATA minute. Resource Units consist of the Carrier Services Charges for each of the following connectivity options:

16.2.1.8.5.4.1.	“Domestic Voice – Intrastate dedicated inbound intraLATA “Switched – Dedicated” refers to the aggregate number of call minutes per month for service transported over public switched network that is terminated at a Company Site over dedicated access and where the ends of the call are in the same LATA.

16.2.1.8.5.4.2.	“Domestic Voice – Intrastate switched inbound intraLATA “Switched – Switched” refers to the aggregate number of call minutes per month for service transported over the public switched network that is terminated at a Company Site over switched access and where the ends of the call are in the same LATA.

16.2.1.8.5.5.	“Calling Card Inter-LATA (Local Access and Transport Area)” shall be a Resource Unit. One Resource Unit shall equal one (1) Calling Card Inter-LATA minute. Resource Units consist of the Carrier Services Charges for each of the following connectivity options:

16.2.1.8.5.5.1.	“Card – Dedicated” refers to the aggregate number of call minutes per month completed utilizing corporate Calling Cards assigned to Authorized Users where the service is transported over the public switched network that is terminated at a Company Site over switched access and where the ends of the call are in different LATA.

AMGEN & IBM Confidential	E-4 – Page 49 of 52

16.2.1.8.5.5.2.	“Card – Switched” refers to the aggregate number of call minutes per month completed utilizing corporate Calling Cards assigned to Authorized Users where the service is transported over the public switched network that is terminated at a Company Site over switched access and where the ends of the call are in different LATA.

16.2.1.8.5.6.	“Calling Card Intra-LATA (Local Access and Transport Area)” shall be a Resource Unit. One Resource Unit shall equal one (1) Calling Card Intra-LATA minute. Resource Units consist of the Carrier Services Charges for each of the following connectivity options:

16.2.1.8.5.6.1.	“Card – Dedicated” refers to the aggregate number of call minutes per month completed utilizing corporate Calling Cards assigned to Authorized Users where the service is transported over the public switched network that is terminated at a Company Site over switched access and where the ends of the call are in the same LATA.

16.2.1.8.5.6.2.	“Card – Switched” refers to the aggregate number of call minutes per month completed utilizing corporate Calling Cards assigned to Authorized Users where the service is transported over the public switched network that is terminated at a Company Site over switched access and where the ends of the call are in the same LATA.

16.2.1.8.5.7.	“US Voice Access” shall be a Resource Unit. One Resource Unit shall equal one (1) US Voice Access line per state in the United States per bandwidth size. Resource Units consist of the Transport Services for each of the following bandwidth options:

16.2.1.8.5.7.1.	“Domestic Local Access T1—T1 Access Line”

16.2.1.8.5.8.	“International Calling Card”. The Charges include all Carrier-related costs for international calling card voice calls and shall be measured as the aggregate number of call minutes per month for each of the pairs of originating and terminating countries. Following are the International Calling Card Resource Units:

16.2.1.8.5.8.1.	“International Calling Card” shall be a Resource Unit. One Resource Unit shall equal one (1) International Calling Card minute. Resource Units consist of the Carrier Services Charges for calls made from one originating country to a different terminating country.

AMGEN & IBM Confidential	E-4 – Page 50 of 52

16.2.1.8.5.9.	“International Country”. Supplier’s Charges shall include all Carrier-related costs for local and national calls and shall be measured as the aggregate number of call minutes per month. Following are the International Country Resource Units:

16.2.1.8.5.9.1.	“International Country Local Calls” shall be a Resource Unit. One Resource Unit for shall equal one (1) International Country Local Call minute. Resource Units consist of the Carrier Services Charges for calls made within a local area in a country outside the United States.

16.2.1.8.5.9.2.	“International Country National Calls” shall be a Resource Unit. One Resource Unit shall equal one (1) International Country National Call minute. Resource Units consist of the Carrier Services Charges for calls made outside a local area but within a country outside the United States.

16.2.1.8.5.9.3.	“International Voice – US to Intl Dedicated Outbound, and International Voice – US to Intl Switched Outbound from the US to the countries listed on the pricing file.

16.2.1.8.5.9.4.	“International Country International Calls (Country-to-Country)” shall be a Resource Unit. One Resource Unit shall equal one (1) International Country International Call minute. Resource Units consist of the Carrier Services Charges for calls made from one country to another country.

16.2.1.8.5.9.5.	“International Voice – International to US Dedicated Inbound” shall be a Resource Unit. One Resource Unit shall equal one (1) minute. Resource Units consist of Carrier Services Charges for calls made from a location in another country to a dedicated toll free access location in the US.

16.2.1.8.5.9.6.	“International Voice – US to International Switched Inbound” shall be a Resource Unit. One Resource Unit shall equal one (1) minute. Resource consist of Carrier Services Charges for calls made from a location in another country to a switched toll free access location in the US.

16.2.1.8.5.9.7.	“(Domestic Data Switched Digital 56/64 and International Data Switched Digital 56/64) “Video Conference Calls” shall be a Resource Unit. One Resource Unit shall equal one (1) Video Conference Call minute. Resource Units consist of the Carrier Services Charges for video conference calls.

AMGEN & IBM Confidential	E-4 – Page 51 of 52

16.2.1.8.5.9.8.	“Audio Conference Calls” shall be a Resource Unit. One Resource Unit shall equal one (1) Audio Conference Call minute. Resource Units consist of the Carrier Services Charges for audio conference calls.

AMGEN & IBM Confidential	E-4 – Page 52 of 52

ATTACHMENT 4-B

FINANCIAL RESPONSIBILITY / ASSET OWNERSHIP MATRIX

Attachment to Exhibit 4 (Pricing and Financial Provisions)

AMGEN AND IBM CONFIDENTIAL	E4-B Page 1 of 14	Tab: Title Page

Meaning of Headings

Item	Description
Personnel

Salary, Benefits, Add’l Comp	Who pays for all Personnel compensation including salary, benefits, bonus, other additional compensation and payroll taxes?

Travel	Subject to Pass-Through Expenses in Exhibit 4, who pays for Personnel travel?

Training	Who pays for training of Personnel? Includes all training except those that are mandated by Client.

Relocation	Who was responsible for any relocation of Transitioned Personnel when they transitioned to Supplier?

Inflation / Deflation	Who is financially responsible for inflation / deflation that impacts any Personnel-related line items?

Increase / Decrease in Staffing	If staffing increases, who pays for the extra staff? If staffing goes down, who gets the benefit?

Severance	If Personnel separate after being hired by Supplier and severance is owed, who pays the severance payment?

Retention Payments	If retention payments are made to all or selective Personnel, who pays the retention payment?

Charging Mechanism

By what mechanism is this item paid for? The Charging Mechanisms used in this Attachment 4-B are:

1. Base/Variable (including ARC/RRC) - The above items are all included in Service Provider Base Charges, as per Exhibit 4.

2. Pass-Through Expenses - Refer to Exhibit 4.

3. Amgen Retained - Amgen contract with no Amgen payment to Supplier. Supplier has no financial responsibility for payment to third party.

4. Hardware Charge - In accordance with the Hardware Charge Schedule where Service Provider owns Application Server hardware.

5. Project Charges - Charges for Projects in accordance with Exhibit 4.

Equipment	Unless otherwise specified, this classification applies to all Equipment that is used to provide the Services.

Asset Allocation Capital / Lease Cost	Who has financial responsibility for purchase and/or lease cost of underlying Equipment?

Current Assets	Who paid for the Amgen-Provided Equipment that existed at Commencement Date that is used to provide the Services?

Refresh	If the Equipment needs to be refreshed, who pays for the refreshed Equipment?

Refresh Cycle	Maximum number of years before each item of Equipment is refreshed

Upgrades / Enhancements	If the Equipment needs to be upgraded or enhanced, who pays for the additional Equipment?

Growth	If more Equipment of this type is required due to growth, who pays for the additional Equipment?

All taxes (Sales / Services/ Value Added / Excise Tax)	Who pays the taxes in accordance with the Agreement?

Inflation / Deflation	Who is financially responsible for inflation / deflation that impacts any of Equipment-related line items?

Charging Mechanism

By what mechanism is this item paid for? The Charging Mechanisms used in this Attachment 4-B are:

1. Base/Variable (including ARC/RRC) - The above items are all included in Service Provider Base Charges, as per Exhibit 4.

2. Pass-Through Expenses - Refer to Exhibit 4.

3. Amgen Retained - Amgen contract with no Amgen payment to Supplier. Supplier has no financial responsibility for payment to third party.

4. Hardware Charge - In accordance with the Hardware Charge Schedule where Service Provider owns Application Server hardware.

5. Project Charges - Charges for Projects in accordance with Exhibit 4.

AMGEN AND IBM CONFIDENTIAL	E4-B Page 2 of 14	Tab: Meaning of Headings

Meaning of Headings

Item	Description
Maintenance Contract Expenses	Who has financial responsibility for Maintenance contracts for the Equipment?

Maintenance	Who pays for the break/fix, preventative maintenance, and spare parts for this item?

Charging Mechanism

By what mechanism is this item paid for? The Charging Mechanisms used in this Attachment 4-B are:

1. Base/Variable (including ARC/RRC) - The above items are all included in Service Provider Base Charges, as per Exhibit 4.

2. Pass-Through Expenses - Refer to Exhibit 4.

3. Amgen Retained - Amgen contract with no Amgen payment to Supplier. Supplier has no financial responsibility for payment to third party.

4. Hardware Charge - In accordance with the Hardware Charge Schedule where Service Provider owns Application Server hardware.

5. Project Charges - Charges for Projects in accordance with Exhibit 4.

Support / Operational Expenses	Who has financial responsibility for support and operational expenses relating to the Equipment?

Administrative Procurement	Who procures the item, including managing the bidding process and receipt, payment, and associated invoicing activities

IMAC	Who performs Installations, Moves, Adds and Changes for the Equipment?

Invoice Verification	Who verifies the invoices (purchase, maintenance) from the Equipment vendors?

Operations & Support	Who provides the Services to support the Equipment, including configuration, restarting, operating, troubleshooting, etc.

Removal & Disposal	Who is responsible for removing the Equipment from the environment? Amgen receives any net benefit after disposal of Client-owned Equipment. Supplier receives any benefit after disposal for all other Supplier-owned Equipment.

Disaster Recovery	Who provides disaster recovery services for this item?

Services / Value Added Tax	Who pays taxes that are based upon operations of such Services?

Inflation / Deflation	Who is financially responsible for inflation / deflation that impacts any of Equipment-related line items?

Charging Mechanism

By what mechanism is this item paid for? The Charging Mechanisms used in this Attachment 4-B are:

1. Base/Variable (including ARC/RRC) - The above items are all included in Service Provider Base Charges, as per Exhibit 4.

2. Pass-Through Expenses - Refer to Exhibit 4.

3. Amgen Retained - Amgen contract with no Amgen payment to Supplier. Supplier has no financial responsibility for payment to third party.

4. Hardware Charge - In accordance with the Hardware Charge Schedule where Service Provider owns Application Server hardware.

5. Project Charges - Charges for Projects in accordance with Exhibit 4.

Software	Unless otherwise specified, this classification applies to all Software that is used to provide the Services.

Asset Allocation License/Maintenance/Lease	Who has financial responsibility for purchase and/or lease cost of underlying Software?

Current Licenses / Maint. / Lease	Who paid for the Amgen-provided Software licenses, maintenance fees and Software leases that existed at Commencement Date that is used to provide the Services?

License Ownership at CD+6	If additional licenses are needed, who pays for them at CD+6?

License Ownership upon Refresh of Underlying HW	Who pays for replacement software upon refresh of the underlying Equipment?

AMGEN AND IBM CONFIDENTIAL	E4-B Page 3 of 14	Tab: Meaning of Headings

Meaning of Headings

Item	Description
Software Currency	How current does the Software need to be? N means the current production version that has been released by the vendor. N-1 means the release previous to the current release. Financial responsibility determined in accordance with Software Releases/Upgrades.

Releases / Upgrades	If new releases of the Software are needed, who pays for the Software? Financial responsibility includes upgrade from n-1 to n where required, based upon Application requirements

Growth	If more Software or additional licenses are required due to growth, who pays for the additional Software or licenses?

All taxes (Sales / Services/ Value Added / Excise Tax)	Who pays taxes that are based upon operations such as service taxes?

Inflation / Deflation	Who is financially responsible for inflation / deflation that impacts any of Software-related line items?

Charging Mechanism

By what mechanism is this item paid for? The Charging Mechanisms used in this Attachment 4-B are:

1. Base/Variable (including ARC/RRC) - The above items are all included in Service Provider Base Charges, as per Exhibit 4.

2. Pass-Through Expenses - Refer to Exhibit 4.

3. Amgen Retained - Amgen contract with no Amgen payment to Supplier. Supplier has no financial responsibility for payment to third party.

4. Hardware Charge - In accordance with the Hardware Charge Schedule where Service Provider owns Application Server hardware.

5. Project Charges - Charges for Projects in accordance with Exhibit 4.

Maintenance Contract Expense	Who has financial responsibility for Maintenance contracts for Software?

Maintenance at CD+6	Who has financial responsibilitly for maintenance costs at CD+6?

Charging Mechanism

By what mechanism is this item paid for? The Charging Mechanisms used in this Attachment 4-B are:

1. Base/Variable (including ARC/RRC) - The above items are all included in Service Provider Base Charges, as per Exhibit 4.

2. Pass-Through Expenses - Refer to Exhibit 4.

3. Amgen Retained - Amgen contract with no Amgen payment to Supplier. Supplier has no financial responsibility for payment to third party.

4. Hardware Charge - In accordance with the Hardware Charge Schedule where Service Provider owns Application Server hardware.

5. Project Charges - Charges for Projects in accordance with Exhibit 4.

Support / Operational Expenses	Who has financial responsibility for support and operational expenses relating to the underlying Software?

Administrative Procurement	Who procures the item including managing the bidding process and the resulting invoice?

Install, Change, Remove (IMAC)	Who performs Installations, Moves, Adds and Changes when there is a new release of Software or patches or upgrades?

Invoice Verification	Who verifies the invoices (purchase, maintenance) from the Software vendors?

Operations & Support	Who supports the Software, including configuration, restarting, operating, troubleshooting, etc.

Disaster Recovery	Who provides disaster recovery services for this item?

Services / Value Added Tax	Who pays taxes that are based upon operations such as service taxes?

Inflation / Deflation	Who is financially responsible for inflation / deflation that impacts any of Software-related line items?

AMGEN AND IBM CONFIDENTIAL	E4-B Page 4 of 14	Tab: Meaning of Headings

Meaning of Headings

Item	Description
Charging Mechanism

By what mechanism is this item paid for? The Charging Mechanisms used in this Attachment 4-B are:

1. Base/Variable (including ARC/RRC) - The above items are all included in Service Provider Base Charges, as per Exhibit 4.

2. Pass-Through Expenses - Refer to Exhibit 4.

3. Amgen Retained - Amgen contract with no Amgen payment to Supplier. Supplier has no financial responsibility for payment to third party.

4. Hardware Charge - In accordance with the Hardware Charge Schedule where Service Provider owns Application Server hardware.

5. Project Charges - Charges for Projects in accordance with Exhibit 4.

Facilities:	Unless otherwise specified, this classification applies to all of the Facilities (buildings, datacenters and attendant support equipment and staff) needed to provide the Services.

Asset Allocation Capital / Lease Cost	Who has financial responsibility for purchase and/or leasehold improvement of underlying Facilities?

Current Assets	Who pays for the current Facilities (building leases, HVAC, common services, etc.) that are used to provide the Services?

Refresh	If Facilities-related Equipment (for example HVAC) needs to be replaced, who pays for the replacement Equipment?

Upgrades / Enhancements	If upgrades or enhancements are needed for the Facility, who pays for it?

Growth	If more space is needed, who pays for the additional space?

Sales / Value Added / Excise Tax	Who pays taxes that are based upon operations such as service taxes?

Inflation / Deflation	Who is financially responsible for inflation / deflation that impacts any of Facilities-related line items?

Charging Mechanism

By what mechanism is this item paid for? The Charging Mechanisms used in this Attachment 4-B are:

1. Base/Variable (including ARC/RRC) - The above items are all included in Service Provider Base Charges, as per Exhibit 4.

2. Pass-Through Expenses - Refer to Exhibit 4.

3. Amgen Retained - Amgen contract with no Amgen payment to Supplier. Supplier has no financial responsibility for payment to third party.

4. Hardware Charge - In accordance with the Hardware Charge Schedule where Service Provider owns Application Server hardware.

5. Project Charges - Charges for Projects in accordance with Exhibit 4.

Support / Operational Expenses	Who has financial responsibility for support and operating expenses for the Facilities?

Administrative Procurement	Who procures items, including managing the bidding process and receipt, payment, and associated invoicing activities?

IMAC	Who performs Installations, Moves, Adds and Changes for facilities?

Maintenance	Who pays for maintenance contract and spare parts for Facilities Equipment?

Invoice Verification	Who verifies the invoices (purchase, maintenance) from the Facility vendors?

Operations & Support	Who supports the Facility, including configuration, operation, troubleshooting, etc.

Removal & Disposal	Who is responsible for removing the Equipment from the environment? Amgen receives any net benefit after disposal of Client-owned Equipment. Supplier receives any benefit after disposal for all other Supplier-owned Equipment.

Disaster Recovery	Who provides disaster recovery services for this item?

Services / Value Added Tax	Who pays taxes that are based upon operations such as service taxes?

Inflation / Deflation	Who is financially responsible for inflation / deflation that impacts any of Facilities-related line items?

AMGEN AND IBM CONFIDENTIAL	E4-B Page 5 of 14	Tab: Meaning of Headings

Meaning of Headings

Item	Description
Charging Mechanism

By what mechanism is this item paid for? The Charging Mechanisms used in this Attachment 4-B are:

1. Base/Variable (including ARC/RRC) - The above items are all included in Service Provider Base Charges, as per Exhibit 4.

2. Pass-Through Expenses - Refer to Exhibit 4.

3. Amgen Retained - Amgen contract with no Amgen payment to Supplier. Supplier has no financial responsibility for payment to third party.

4. Hardware Charge - In accordance with the Hardware Charge Schedule where Service Provider owns Application Server hardware.

5. Project Charges - Charges for Projects in accordance with Exhibit 4.

Other:

Disaster Planning	Who pays for the creation of the Disaster Recovery Plan?

Disaster Recovery	Who pays for disaster recovery services?

Off-Site Storage	Who pays for off-site storage services?

Inflation / Deflation	Who is financially responsible for inflation / deflation that impacts any of items included in “Other”?

Charging Mechanism

By what mechanism is this item paid for? The Charging Mechanisms used in this Attachment 4-B are:

1. Base/Variable (including ARC/RRC) - The above items are all included in Service Provider Base Charges, as per Exhibit 4.

2. Pass-Through Expenses - Refer to Exhibit 4.

3. Amgen Retained - Amgen contract with no Amgen payment to Supplier. Supplier has no financial responsibility for payment to third party.

4. Hardware Charge - In accordance with the Hardware Charge Schedule where Service Provider owns Application Server hardware.

5. Project Charges - Charges for Projects in accordance with Exhibit 4.

AMGEN AND IBM CONFIDENTIAL	E4-B Page 6 of 14	Tab: Meaning of Headings

PERSONNEL

Service Towers:	Salary, Benefits, Add’l Comp	Travel	Training	Relocation	Inflation / Deflation	Increase / Decrease in Staffing	Severance	Retention Payments	Charging Mechanism
Messaging, Directory, & Collaboration:
Affected Employees	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Affected Contractors	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Third-Party Service Contracts (1)	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Supplemental Service Provider Staff	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

Application Servers:
Affected Employees	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Affected Contractors	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Third-Party Service Contracts (1)	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Supplemental Service Provider Staff	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

Utility Servers:
Affected Employees	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Affected Contractors	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Third-Party Service Contracts (1)	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Supplemental Service Provider Staff	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

Managed Network Services:
Affected Employees	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Affected Contractors	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Third-Party Service Contracts (1)	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Supplemental Service Provider Staff	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

End-User:
Affected Employees	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Affected Contractors	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Third-Party Service Contracts (1)	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Supplemental Service Provider Staff	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

Service Desk:
Affected Employees	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Affected Contractors	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Third-Party Service Contracts (1)	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Supplemental Service Provider Staff	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

Projects:
Affected Employees	IBM	Amgen (2)	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Affected Contractors	IBM	Amgen (2)	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Third-Party Service Contracts (1)	IBM	Amgen (2)	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Supplemental Service Provider Staff	IBM	Amgen (2)	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

Cross Functional General:
Affected Employees	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Affected Contractors	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Third-Party Service Contracts (1)	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Supplemental Service Provider Staff	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

Note 1:	Third-Party Service Contracts are third-party contracts that include a labor-based component that is not included in the Affected Contractor staffing levels
Note 2:	For Project specific travel, as defined in the Project SOW and approved by Amgen.

AMGEN AND IBM CONFIDENTIAL	E4-B Page 7 of 14	Tab: Personnel

Equipment	Asset Allocation: Capital / Lease Cost (1)								Maintenance Contract Expenses
Service Towers:	Current Assets	Refresh	Refresh Cycle (7)	Upgrades / Enhancements	Growth	Sales /Value Added / Excise Tax	Inflation / Deflation	Charging Mechanism	Maintenance	Charging Mechanism
Messaging, Directory, & Collaboration:
All Hardware Types	Amgen	Amgen	4 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained
All Storage Types	Amgen	Amgen	4 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained
Cables & Connectors	Amgen	Amgen	NA	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained

Application Servers:
Unix	Amgen	Amgen	4 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained
Wintel	Amgen	Amgen	4 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained
AS/400	Amgen	Amgen	4 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained
Disk Storage
Internal Storage	Amgen	Amgen	4 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained
Direct Attached Storage	Amgen	Amgen	4 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained
Network Attached Storage	Amgen	Amgen (9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Enterprise Shared Storage	Amgen	Amgen (9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Cables & Connectors	Amgen	Amgen (9)	NA	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)

VMware Servers:
Wintel	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Disk Storage
Internal Storage	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Direct Attached Storage	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Network Attached Storage	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Enterprise Shared Storage	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Cables & Connectors	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)

Utility Servers:
Unix	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Wintel	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
AS/400	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Disk Storage
Internal Storage	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Direct Attached Storage	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Network Attached Storage	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Enterprise Shared Storage	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)
Cables & Connectors	Amgen	Amgen(9)	4 yrs	Amgen (9)	Amgen (9)	Amgen (9)	Amgen (9)	Retained (9)	Amgen (9)	Retained (9)

Managed Network Services:
Base Network Equipment (Chassis, power supplier, etc)	Amgen	IBM	7 yrs	IBM	IBM	IBM	IBM	Base/Variable	IBM	Base/Variable
WAN Equipment	Amgen	IBM	5 yrs	IBM	IBM	IBM	IBM	Base/Variable	IBM	Base/Variable
LAN Equipment	Amgen	IBM	5 yrs	IBM	IBM	IBM	IBM	Base/Variable	IBM	Base/Variable
Wireless LAN Equipment	Amgen	IBM	5 yrs	IBM	IBM	IBM	IBM	Base/Variable	IBM	Base/Variable
VoIP Premise Equipment	Amgen	Amgen	5 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained
Standard Voice Premise Equipment (3)	Amgen	Amgen	5 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained
Voice Equipment (3)	Amgen	Amgen	5 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained
Audio/Videoconferencing Equipment (including Telepresence and Projectors)	Amgen	Amgen	5 yrs	Amgen	Amgen	Amgen	Amgen	Amgen Retained	Amgen	Retained
Campus Area Network	Amgen	Amgen	5 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained

Transport—Data: (4)
between Amgen Sites and Network Cloud	N/A	N/A	N/A	IBM	IBM	IBM	IBM	Base/Variable	N/A	N/A
between IBM Sites and Network Cloud	N/A	N/A	N/A	IBM	IBM	IBM	IBM	N/A	N/A	N/A
between IBM Sites	N/A	N/A	N/A	IBM	IBM	IBM	IBM	N/A	N/A	N/A

Transport—Voice (4)	NA	N/A	N/A	IBM	IBM	IBM	IBM	Base/Variable	N/A	N/A

Call Center (IVR, ACD, etc)	Amgen	Amgen	4 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained

AMGEN AND IBM CONFIDENTIAL	E4-B Page 8 of 14	Tab: Equipment

Equipment	Asset Allocation: Capital / Lease Cost (1)								Maintenance Contract Expenses
Service Towers:	Current Assets	Refresh	Refresh Cycle (7)	Upgrades / Enhancements	Growth	Sales /Value Added /Excise Tax	Inflation /Deflation	Charging Mechanism	Maintenance	Charging Mechanism
End-User:
Desktops	Amgen	Amgen	4 yrs	Amgen	Amgen	Amgen	Amgen	Retained	IBM	Base/Variable
Laptops	Amgen	Amgen	4 yrs	Amgen	Amgen	Amgen	Amgen	Retained	IBM	Base/Variable
Handheld Devices/PDAs/Cell Phones/Data Cards—US	Amgen	Amgen	As Req’d	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained
Handheld Devices/PDAs/Cell Phones/Data Cards—Canada, Puerto Rico, & International	Amgen	Amgen	As Req’d	IBM	IBM	IBM	IBM	Base/Variable	Amgen	Retained
Workstations	Amgen	Amgen	4 yrs	Amgen	Amgen	Amgen	Amgen	Retained	IBM	Base/Variable
Printers—Network (Multi Function)	Amgen	IBM	As Req’d	IBM	IBM	IBM	IBM	Base/Variable	IBM (6)	Base/Variable
Printers—Standalone	Amgen	Amgen	NA	Amgen	Amgen	Amgen	Amgen	Retained	IBM	Base/Variable
Plotters	Amgen	Amgen	As Req’d	Amgen	Amgen	Amgen	Amgen	Retained	IBM	Base/Variable
External Peripherals (2)	Amgen	Amgen	As Req’d	Amgen	Amgen	Amgen	Amgen	Retained	IBM	Base/Variable
Media	Amgen	Amgen	As Req’d	Amgen	Amgen	Amgen	Amgen	Retained	IBM	Base/Variable
VoIP Phones	Amgen	Amgen	As Req’d	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained
Scanners/Other	Amgen	Amgen	As Req’d	Amgen	Amgen	Amgen	Amgen	Retained	IBM	Base/Variable

Service Desk:
Desktops/Laptops—Non Field Service Desk	Amgen	IBM	4 yrs	IBM	IBM	IBM	IBM	Base/Variable	IBM	Base/Variable
Service Desk Equipment (for example IVR, ACD)—Non Field Service Desk	Amgen	IBM	4 yrs	IBM	IBM	IBM	IBM	Base/Variable	IBM	Base/Variable
Field Service Desk—Desktops/Laptops	Amgen	Amgen	4 yrs	Amgen	Amgen	Amgen	Amgen	Retained	Amgen	Retained

Cross Functional General:
Desktops/Laptops
Affected Employees	Amgen	IBM	4 yrs	IBM	IBM	IBM	IBM	Base/Variable	IBM	Base/Variable
Affected Contrators	Amgen	IBM	4 yrs	IBM	IBM	IBM	IBM	Base/Variable	IBM	Base/Variable
Third-Party Services Contracts	Amgen	IBM	4 yrs	IBM	IBM	IBM	IBM	Base/Variable	IBM	Base/Variable
Supplemental Service Provider Staff	IBM	IBM	4 yrs	IBM	IBM	IBM	IBM	Base/Variable	IBM	Base/Variable

Cross Functional Equipment as part of Service Provider standard solution	IBM	IBM	4 yrs	IBM	IBM	IBM	IBM	Base/Variable	IBM	Base/Variable

Note 1: Designates financial responsibility for the purchase and/or lease cost of the underlying hardware assets

Note 2: External Peripherals include external memory devices and external backup devices

Note 3: Standard Voice Premise Equipment, and Voice Equipment should be refreshed with VoIP.

Note 4: As per the 4-G pricing forms, carrier charges for data and voice are to be IBM provided.

Note 5: Removal & Disposal responsibility includes all shipping costs.

Note 6: Printer maintenance includes all toner, but excludes paper and staples.

Note 7: For Network tower, IBM will complete current refresh project and refresh EOL equipment, as per IBM refresh schedule and adhere to 5 year refresh cycle thereafter.

Note 8: Invoice verification means admninistrative support of invoices and does not pertain to any 3rd party invoice verification/financial responsibility for non IBM owned equiptment/maintenance unless specifically identified.

Note 9: Effective 5/15/11 rather than Application and Web Hosting Services RT commencement date

Note 10: Effective with the RT commencement date of the Supplier Management / License Management workstreams as applicable

Note 11: Effect with the RT commencement date of the Application and Web Hosting Services workstreams as applicable

AMGEN AND IBM CONFIDENTIAL	E4-B Page 9 of 14	Tab: Equipment

Equipment	Support / Operational Expenses
Service Towers:	Administrative Procurement	IMAC	Invoice Verification (8)	Operations & Support	Removal & Disposal (5)	Disaster Recovery	Services / Value Added Tax	Inflation / Deflation	Charging Mechanism
Messaging, Directory, & Collaboration:
All Hardware Types	Amgen (10)	Amgen	Amgen (10)	Amgen	Amgen	Amgen	Amgen	Amgen	Retained
All Storage Types	Amgen (10)	Amgen	Amgen (10)	Amgen	Amgen	Amgen	Amgen	Amgen	Retained
Cables & Connectors	Amgen (10)	Amgen	Amgen (10)	Amgen	Amgen	Amgen	Amgen	Amgen	Retained

Application Servers:
Unix	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Retained (11)
Wintel	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Retained (11)
AS/400	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Retained (11)
Disk Storage
Internal Storage	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Retained (11)
Direct Attached Storage	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Retained (11)
Network Attached Storage	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Retained (11)
Enterprise Shared Storage	Amgen (10)	Amgen (11)	Amgen (10)	Amgen(11)	Amgen (11)	Amgen (11)	Amgen(11)	Amgen (11)	Retained (11)
Cables & Connectors	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Retained (11)

VMware Servers:
Wintel	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Base/Variable (11)
Disk Storage
Internal Storage	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Base/Variable (11)
Direct Attached Storage	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Base/Variable (11)
Network Attached Storage	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Base/Variable (11)
Enterprise Shared Storage	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Base/Variable (11)
Cables & Connectors	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Base/Variable (11)

Utility Servers:
Unix	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Base/Variable (11)
Wintel	Amgen (10)	Amgen (11)	Amgen (10)	Amgen(11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	BaseVariable (11)
AS/400	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Base/Variable (11)
Disk Storage
Internal Storage	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Base/Variable (11)
Direct Attached Storage	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Base/Variable (11)
Network Attached Storage	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Base/Variable (11)
Enterprise Shared Storage	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Base/Variable (11)
Cables & Connectors	Amgen (10)	Amgen (11)	Amgen (10)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	Amgen (11)	BaseVariable (11)

Managed Network Services:

Base Network Equipment (Chassis, power supplier, etc...)	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
WAN Equipment	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
LAN Equipment	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Wireless LAN Equipment	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
VoIP Premise Equipment	Amgen (10)	Amgen	Amgen (10)	Amgen	Amgen	Amgen	Amgen	Amgen	Retained
Standard Voice Premise Equipment (3)	Amgen (10)	Amgen	Amgen (10)	Amgen	Amgen	Amgen	Amgen	Amgen	Retained
Voice Equipment (3)	Amgen (10)	Amgen	Amgen (10)	Amgen	Amgen	Amgen	Amgen	Amgen	Retained
Audio/Videoconferencing Equipment (including Telepresence and Projectors)	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Campus Area Network	Amgen (10)	Amgen	Amgen (10)	Amgen	Amgen	Amgen	Amgen	Amgen	Retained

Transport—Data:(4)
between Amgen Sites and Network Cloud	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
between IBM Sites and Network Cloud	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
between IBM Sites	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

Transport—Voice (4)	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

Call Center (IVR, ACD, etc)	Amgen (10)	Amgen	Amgen (10)	Amgen	Amgen	Amgen	Amgen	Amgen	Retained

AMGEN AND IBM CONFIDENTIAL	E4-B Page 10 of 14	Tab: Equipment

Equipment	Support / Operational Expenses
Service Towers:	Administrative Procurement	IMAC	Invoice Verification (8)	Operations & Support	Removal & Disposal (5)	Disaster Recovery	Services / Value Added Tax	Inflation / Deflation	Charging Mechanism

End-User:
Desktops	Amgen (10)	IBM	Amgen (10)	IBM	IBM	Amgen	IBM	IBM	Base/Variable
Laptops	Amgen (10)	IBM	Amgen (10)	IBM	IBM	Amgen	IBM	IBM	Base/Variable
Handheld Devices/PDAs/Cell Phones/Data Cards—US	Amgen (10)	Amgen	Amgen (10)	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Handheld Devices/PDAs/Cell Phones/Data Cards—Canada, Puerto Rico, & International	Amgen (10)	IBM	Amgen (10)	IBM	IBM	Amgen	IBM	IBM	Base/Variable
Workstations	Amgen (10)	IBM	Amgen (10)	IBM	IBM	Amgen	IBM	IBM	Base/Variable
Printers—Network (Multi Function)	IBM	IBM	IBM	IBM	IBM	Amgen	IBM	IBM	Base/Variable
Printers—Standalone	Amgen (10)	IBM	Amgen	IBM	IBM	N/A	Amgen	Amgen	Amgen Retained
Plotters	Amgen (10)	IBM	Amgen (10)	IBM	IBM	Amgen	IBM	IBM	Base/Variable
External Peripherals (2)	Amgen (10)	IBM	Amgen (10)	IBM	IBM	Amgen	IBM	IBM	Base/Variable
Media	Amgen (10)	IBM	Amgen (10)	IBM	IBM	Amgen	IBM	IBM	Base/Variable
VoIP Phones	Amgen (10)	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Scanners/Other	Amgen (10)	IBM	Amgen (10)	IBM	IBM	Amgen	IBM	IBM	Base/Variable

Service Desk:
Desktops/Laptops—Non Field Service Desk	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Service Desk Equipment (for example IVR, ACD)—Non Field Service Desk	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Field Service Desk—Desktops/Laptops	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Retained

Cross Functional General:
Desktops/Laptops
Affected Employees	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Affected Contrators	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Third-Party Services Contracts	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Supplemental Service Provider Staff	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Cross Functional Equipment as part of Service Provider standard solution	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

Note 1: Designates financial responsibility for the purchase and/or lease cost of the underlying hardware assets

Note 2:  External Peripherals include external memory devices and external backup devices

Note 3:  Standard Voice Premise Equipment, and Voice Equipment should be refreshed with VoIP.

Note 4:  As per the 4-G pricing forms, carrier charges for data and voice are to be IBM provided.

Note 5:  Removal & Disposal responsibility includes all shipping costs.

Note 6:  Printer maintenance includes all toner, but excludes paper and staples.

Note 7:  For Network tower, IBM will complete current refresh project and refresh EOL equipment, as per IBM refresh schedule and adhere to 5 year refresh cycle thereafter.

Note 8:	Invoice verification means admninistrative support of invoices and does not pertain to any 3rd party invoice verification/financial responsibility for non IBM owned equiptment/maintenance unless specifically identified.

Note 9:  Effective 5/15/11 rather than Application and Web Hosting Services RT commencement date

Note 10:  Effective with the RT commencement date of the Supplier Management / License Management workstreams as applicable

Note 11:  Effect with the RT commencement date of the Application and Web Hosting Services workstreams as applicable

AMGEN AND IBM CONFIDENTIAL	E4-B Page 11 of 14	Tab: Equipment

SOFTWARE	Asset Allocation: License / Lease Cost (1)
	Current Licenses / Maint. / Lease	License Ownership	License Ownership upon Refresh of Underlying HW	Software Currency	Releases / Upgrades	Growth	Sales /Value Added /Excise Tax	Inflation / Deflation	Charging Mechanism

Messaging, Directory, & Collaboration:
E-Mail Software	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Base/Variable

Collaboration Software	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Base/Variable

Application Servers:
Operating System Software	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Utility / Monitoring Software	Amgen	Amgen (5)	Amgen (5)	n /n-1	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen Retained
Compilers	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Scheduling Software	Amgen	Amgen (5)	Amgen (5)	n /n-1	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen Retained
Remote Monitoring & Mgmt Software	Amgen	Amgen (2)	Amgen (2)	n /n-1	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen Retained (2)
Host Intrusion Detection Software	Amgen	Amgen (2)	Amgen (2)	n	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen Retained (2)
Anti-Virus Software	Amgen	Amgen (2)	Amgen (2)	n	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen Retained (2)
Enterprise Storage Backup Software	Amgen	Amgen (5)	Amgen (5)	n	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen Retained
Other System Software	Amgen	Amgen (5)	Amgen (5)	n /n-1	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen Retained
VMWare Software	Amgen	Amgen (5)	Amgen (5)	n /n-1	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen Retained
Database Management Software	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Network Software	Amgen	NA	NA	n /n-1	NA	NA	NA	NA	Base/Variable
Applications Software	Amgen	Amgen (5)	Amgen (5)	n /n-1	Amgen	Amgen	Amgen	Amgen	Amgen Retained
License Access / Transfer Fees	IBM	NA	NA	n /n-1	NA	NA	NA	NA	Base/Variable

Utility Servers:
Operating System Software—Microsoft	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Operating System Software—All Other	Amgen	Amgen	Amgen (5)	n /n-1	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen Retained (5)
Utility / Monitoring Software	Amgen	Amgen (5)	Amgen (5)	n /n-1	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen Retained (5)
Compilers	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Scheduling Software	Amgen	Amgen (5)	Amgen (5)	n /n-1	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen Retained (5)
Remote Monitoring & Mgmt Software	Amgen	Amgen (2)	Amgen (2)	n /n-1	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen Retained (2)
Host Intrusion Detection Software	Amgen	Amgen (2)	Amgen (2)	n	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen Retained (2)
Anti-Virus Software	Amgen	Amgen (2)	Amgen (2)	n	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen Retained (2)
Enterprise Storage Backup Software	Amgen	Amgen (5)	Amgen (5)	n	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen Retained (5)
Other System Software	Amgen	Amgen (5)	Amgen (5)	n /n-1	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen Retained (5)
VMWare Software	Amgen	Amgen (5)	Amgen (5)	n /n-1	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen Retained (5)
Database Management Software	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Network Software	Amgen	NA	NA	n /n-1	NA	NA	NA	NA	Base/Variable
License Access / Transfer Fees	IBM	NA	NA	n /n-1	NA	NA	NA	NA	Base/Variable

Managed Network Services:
WAN Management & Monitoring Software	Amgen	IBM	IBM	n /n-1	IBM	IBM	IBM	IBM	Base/Variable
LAN Management & Monitoring Software	Amgen	IBM	IBM	n /n-1	IBM	IBM	IBM	IBM	Base/Variable
Voice Mail Software	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Other PBX Software	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Firewall Software	Amgen	IBM	IBM	n	IBM	IBM	IBM	IBM	Base/Variable
Information Security Software	Amgen	Amgen (2)	Amgen (2)	n /n-1	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)
License Access / Transfer Fees	IBM	IBM	IBM	N/A	IBM	IBM	IBM	IBM	Base/Variable

End-User:
Operating Software	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Remote Monitoring & Management Software	Amgen	IBM	IBM	n /n-1	IBM	IBM	IBM	IBM	Base/Variable
Compilers	Amgen	Amgen	Amgen	N/A	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Database Management Software	Amgen	Amgen	Amgen	N/A	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Anti Virus	Amgen	IBM	IBM	n	IBM	IBM	IBM	IBM	Base/Variable
Firewall	Amgen	IBM	IBM	n	IBM	IBM	IBM	IBM	Base/Variable
Commercial Office Suite Software	Amgen	Amgen	Amgen	N/A	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Application Software	Amgen	Amgen	Amgen	N/A	Amgen	Amgen	Amgen	Amgen	Amgen Retained
E-Mail / Collaborative Software	Amgen	Amgen	Amgen	N/A	Amgen	Amgen	Amgen	Amgen	Amgen Retained
License Access / Transfer Fees	IBM	IBM	IBM	N/A	IBM	IBM	IBM	IBM	Base/Variable
IBM End User Computing Software	IBM	IBM	IBM	N/A	IBM	IBM	IBM	IBM	Base/Variable

Help Desk:
Help Desk / Problem Tracking Software	Amgen	Amgen (4)	Amgen (4)	n /n-1	Amgen (4)	Amgen (4)	Amgen (4)	Amgen (4)	Amgen Retained (4)

Cross Functional
Asset Inventory and Management System	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Infrastructure Mgmt Software	Amgen	Amgen	Amgen	n /n-1	Amgen	Amgen	Amgen	Amgen	Amgen Retained

Cross-Functional Software as part of IBM Standard Solution	Amgen	IBM	IBM	n /n-1	IBM	IBM	IBM	IBM	Base/Variable

SOFTWARE	Maintenance Contract Expenses		Support / Operational Expenses
	Maintenance	Charging Mechanism	Administrative Procurement	IMAC	Invoice Verification	Operations & Support	Disaster Recovery	Services /Value Added Tax	Inflation / Deflation	Charging Mechanism

Messaging, Directory, & Collaboration:
E-Mail Software	Amgen	Amgen Retained	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Retained

Collaboration Software	Amgen	Amgen Retained	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Retained

Application Servers:
Operating System Software	Amgen	Amgen Retained	Amgen (3)	Amgen	Amgen (3)	Amgen	Amgen	Amgen	Amgen	Retained
Utility / Monitoring Software	Amgen (5)	Amgen Retained (5)	Amgen (3)	Amgen	Amgen (3)	Amgen	Amgen	Amgen	Amgen	Retained
Compilers	Amgen	Amgen Retained	Amgen (3)	Amgen	Amgen (3)	Amgen	Amgen	Amgen	Amgen	Retained
Scheduling Software	Amgen (5)	Amgen Retained (5)	Amgen (3)	Amgen	Amgen (3)	Amgen	Amgen	Amgen	Amgen	Retained
Remote Monitoring & Mgmt Software	Amgen (2)	Amgen Retained (2)	Amgen (3)	Amgen (2)	Amgen (3)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Retained (2)
Host Intrusion Detection Software	Amgen (2)	Amgen Retained (2)	Amgen (3)	Amgen (2)	Amgen (3)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Retained (2)
Anti-Virus Software	Amgen (2)	Amgen Retained (2)	Amgen (3)	Amgen (2)	Amgen (3)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Retained (2)
Enterprise Storage Backup Software	Amgen (5)	Amgen Retained (5)	Amgen (3)	Amgen	Amgen (3)	Amgen	Amgen	Amgen	Amgen	Retained
Other System Software	Amgen (5)	Amgen Retained (5)	Amgen (3)	Amgen	Amgen (3)	Amgen	Amgen	Amgen	Amgen	Retained
VMWare Software	Amgen (5)	Amgen Retained (5)	Amgen (3)	Amgen	Amgen (3)	Amgen	Amgen	Amgen	Amgen	Retained
Database Management Software	Amgen	Amgen Retained	Amgen (3)	Amgen	Amgen (3)	Amgen	Amgen	Amgen	Amgen	Retained
Network Software	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Applications Software	Amgen	Amgen Retained	Amgen (3)	Amgen	Amgen (3)	Amgen	Amgen	Amgen	Amgen	Retained
License Access / Transfer Fees	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

Utility Servers:
Operating System Software—Microsoft	Amgen	Amgen Retained	Amgen (3)	Amgen	Amgen (3)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Retained (5)
Operating System Software—All Other	Amgen (5)	Amgen Retained	Amgen (3)	Amgen (5)	Amgen (3)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Retained (5)
Utility / Monitoring Software	Amgen (5)	Amgen Retained	Amgen (3)	Amgen (5)	Amgen (3)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Retained (5)
Compilers	Amgen	Amgen Retained	Amgen (3)	Amgen	Amgen (3)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Retained (5)
Scheduling Software	Amgen (5)	Amgen Retained	Amgen (3)	Amgen (5)	Amgen (3)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Retained (5)
Remote Monitoring & Mgmt Software	Amgen (2)	Amgen (2)	Amgen (3)	Amgen (2)	Amgen (3)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Retained (2)
Host Intrusion Detection Software	Amgen (2)	Amgen (2)	Amgen (3)	Amgen (2)	Amgen (3)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Retained (2)
Anti-Virus Software	Amgen (2)	Amgen (2)	Amgen (3)	Amgen (2)	Amgen (3)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Retained (2)
Enterprise Storage Backup Software	Amgen (5)	Amgen Retained	Amgen (3)	Amgen (5)	Amgen (3)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Retained (5)
Other System Software	Amgen (5)	Amgen Retained	Amgen (3)	Amgen (5)	Amgen (3)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Retained (5)
VMWare Software	Amgen (5)	Amgen Retained	Amgen (3)	Amgen (5)	Amgen (3)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Retained (5)
Database Management Software	Amgen	Amgen Retained	Amgen (3)	Amgen	Amgen (3)	Amgen (5)	Amgen (5)	Amgen (5)	Amgen (5)	Retained (5)
Network Software	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
License Access / Transfer Fees	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

Managed Network Services:
WAN Management & Monitoring Software	IBM	Base/Variable	Amgen (3)	IBM	Amgen (3)	IBM	IBM	IBM	IBM	Base/Variable
LAN Management & Monitoring Software	IBM	Base/Variable	Amgen (3)	IBM	Amgen (3)	IBM	IBM	IBM	IBM	Base/Variable
Voice Mail Software	Amgen	Amgen Retained	Amgen (3)	Amgen	Amgen (3)	Amgen	Amgen	Amgen	Amgen	Retained
Other PBX Software	Amgen	Amgen Retained	Amgen (3)	Amgen	Amgen (3)	Amgen	Amgen	Amgen	Amgen	Retained
Firewall Software	IBM	Base/Variable	Amgen (3)	IBM	Amgen (3)	IBM	IBM	IBM	IBM	Base/Variable
Information Security Software	Amgen (2)	Amgen (2)	Amgen (3)	Amgen (2)	Amgen (3)	Amgen (2)	Amgen (2)	Amgen (2)	Amgen (2)	Retained (2)
License Access / Transfer Fees	N/A	N/A	IBM	IBM	IBM	IBM	IBM	IBM	IBM	N/A

End-User:
Operating Software	Amgen	Amgen Retained	Amgen (3)	IBM	Amgen (3)	IBM	IBM	IBM	IBM	Base/Variable
Remote Monitoring & Management Software	IBM	Base/Variable	Amgen (3)	IBM	Amgen (3)	IBM	IBM	IBM	IBM	Base/Variable
Compilers	Amgen	Amgen Retained	Amgen (3)	IBM	Amgen (3)	IBM	IBM	IBM	IBM	Base/Variable
Database Management Software	Amgen	Amgen Retained	Amgen (3)	IBM	Amgen (3)	IBM	IBM	IBM	IBM	Base/Variable
Anti Virus	IBM	Base/Variable	Amgen (3)	IBM	Amgen (3)	IBM	IBM	IBM	IBM	Base/Variable
Firewall	IBM	Base/Variable	Amgen (3)	IBM	Amgen (3)	IBM	IBM	IBM	IBM	Base/Variable
Commercial Office Suite Software	Amgen	Amgen Retained	Amgen (3)	IBM	Amgen (3)	IBM	IBM	IBM	IBM	Base/Variable
Application Software	Amgen	Amgen Retained	Amgen (3)	IBM	Amgen (3)	IBM	IBM	IBM	IBM	Base/Variable
E-Mail / Collaborative Software	Amgen	Amgen Retained	Amgen (3)	IBM	Amgen (3)	IBM	IBM	IBM	IBM	Base/Variable
License Access / Transfer Fees	N/A	N/A	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
IBM End User Computing Software	IBM	Base/Variable	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

Help Desk:
Help Desk / Problem Tracking Software	IBM	Amgen Retained (4)	Amgen (3)	Amgen (4)	Amgen (3)	Amgen (4)	Amgen (4)	Amgen (4)	Amgen (4)	Amgen Retained (4)

Cross Functional
Asset Inventory and Management System	Amgen	Amgen Retained	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Infrastructure Mgmt Software	Amgen	Amgen Retained	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained

Cross-Functional Software as part of IBM Standard Solution	IBM	Base/Variable	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

Note 1: Designates	financial responsibility for the license, maintenance, lease or rental cost of the underlying software assets

Note 2:	Effective with the RT commencement date of the Security Management workstream

Note 3:	Effective with the RT commencement date of the Supplier Management / License Management workstreams as applicable

Note 4:	Effective upon termination of the ISM Bridge Service

Note 5:	Effective with the RT commencement date of the Application and Web Hosting Services workstreams as applicable

AMGEN AND IBM CONFIDENTIAL	E4-B Page 12 of 14	Tab: Software

FACILITIES	Asset Allocation: Capital / Lease Cost (1)
Service Towers:	Current Assets	Refresh	Upgrades / Enhancements	Growth	Sales /Value Added /Excise Tax	Inflation / Deflation	Charging Mechanism
Amgen Facilities
Environmental (for example, HVAC, PDUs)	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
UPS	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Space Upgrades, Additions, Fit out	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Server Racks & Enclosures	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Furniture & Fixtures	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Wiring	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Wiring Coordination—up to December 31, 2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Wiring Coordination—beginning January 1, 2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cabling—Network Devices	Amgen	IBM	IBM	IBM	IBM	IBM	Base/Variable
Cabling—All Other Devices	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Building Deprec / Lease	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Office Equipment	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Building Maintenance / Security	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Property Taxes	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Utilities	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Other Space Charges	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained

IBM Facilities
Environmental (for example, HVAC, PDUs)	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
UPS	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Space Upgrades, Additions, Fitout	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Server Racks & Enclosures	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Furniture & Fixtures	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Wiring & Cabling	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Building Deprec / Lease	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Office Equipment	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Building Maintenance / Security	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Property Taxes	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Utilities	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Other Space Charges	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

All Service Towers

IBM Staff on Amgen Premises
Long-Distance Phone Calls	Amgen	N/A	N/A	N/A	N/A	N/A	Amgen is Reimbursed
Local Phone Calls	Amgen	N/A	N/A	N/A	N/A	N/A	Amgen Retained
Use of Office Space	Amgen	N/A	N/A	N/A	N/A	N/A	Amgen Retained
Use of Office Supplies	Amgen	N/A	N/A	N/A	N/A	N/A	Amgen Retained
Use of Other Office Equipment	Amgen	N/A	N/A	N/A	N/A	N/A	Amgen Retained

FACILITIES	Support / Operational Expenses
Service Towers:	Administrative Procurement	IMAC	Maintenance	Invoice Verification	Operations & Support	Removal & Disposal	Disaster Recovery per E, E.2, L.1	Services / Value Added Tax	Inflation / Deflation	Charging Mechanism
Amgen Facilities
Environmental (for example, HVAC, PDUs)	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	N/A	Amgen	Amgen Retained
UPS	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	N/A	Amgen	Amgen Retained
Space Upgrades, Additions, Fit out	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	N/A	Amgen	Amgen Retained
Server Racks & Enclosures	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Furniture & Fixtures	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	N/A	Amgen	Amgen Retained
Wiring	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	N/A	Amgen	Amgen Retained
Wiring Coordination—up to December 31, 2011	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Wiring Coordination—beginning January 1, 2012	Amgen (2)	Amgen	Amgen	Amgen (2)	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Cabling—Network Devices	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Cabling—All Other Devices	Amgen (2)	Amgen	Amgen	Amgen (2)	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Building Deprec / Lease	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	N/A	Amgen	Amgen Retained
Office Equipment	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	N/A	Amgen	Amgen Retained
Building Maintenance / Security	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	N/A	Amgen	Amgen Retained
Property Taxes	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	N/A	Amgen	Amgen Retained
Utilities	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	N/A	Amgen	Amgen Retained
Other Space Charges	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	N/A	Amgen	Amgen Retained

IBM Facilities
Environmental (for example, HVAC, PDUs)	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
UPS	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Space Upgrades, Additions, Fitout	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Server Racks & Enclosures	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Furniture & Fixtures	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Wiring & Cabling	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Building Deprec / Lease	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Office Equipment	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Building Maintenance / Security	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Property Taxes	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Utilities	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable
Other Space Charges	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	IBM	Base/Variable

All Service Towers

IBM Staff on Amgen Premises
Long-Distance Phone Calls	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen is reimbursed
Local Phone Calls	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Use of Office Space	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Use of Office Supplies	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained
Use of Other Office Equipment	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen	Amgen Retained

Note 1: Designates financial responsibility for the purchase and/or leasehold improvement cost of the underlying facilities expense

Note 2: Effective with the RT commencement date of the Supplier Management / License Management workstreams as applicable

AMGEN AND IBM CONFIDENTIAL	E4-B Page 13 of 14	Tab: Facilities

                                         OTHER

Service Towers:	Disaster Planning	Disaster Recovery	Off-site Storage	Inflation / Deflation	Charging Mechanism
Messaging, Directory, & Collaboration	Amgen	Amgen	Amgen	Amgen	Retained

Application Servers	Amgen	Amgen	Amgen	Amgen	Retained

Utility Servers	Amgen	Amgen	Amgen	Amgen	Retained

Infrastructure Servers	Amgen	Amgen	Amgen	Amgen	Retained

Managed Network Services	IBM	IBM	N/A	IBM	Base/Variable

End-User	IBM	IBM	N/A	IBM	Base/Variable

Service Desk	IBM	IBM	N/A	IBM	Base/Variable

Projects	IBM	IBM	N/A	IBM	Project Charges

Cross-Functional - to the extent set forth in the Common Cross Functional Services SOW	IBM	IBM	IBM	IBM	Base/Variable

ISM	Amgen	Amgen	IBM	IBM	Base /Variable

AMGEN AND IBM CONFIDENTIAL	E4-B Page 14 of 14	Tab: Other

Tab: Carrier Baselines

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

ATTACHMENT 4-D

RESOURCE BASELINES

Attachment to Exhibit 4 (Pricing and Financial Provisions)

Informational or rollup

Base Services Volumes

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 1	Tab: Cover

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
	Application Hosting Services
	All Site Types:
	Windows
AHS01	1-Critical Service Level	89	89	89	—	—	—	—	—
AHS02	2-High Service Level	633	633	633	—	—	—	—	—
AHS03	3-Standard Service Level	2,031	2,031	2,031	—	—	—	—	—
	Unix (Solaris)
AHS04	1-Critical Service Level	12	12	12	—	—	—	—	—
AHS05	2-High Service Level	93	93	93	—	—	—	—	—
AHS06	3-Standard Service Level	270	270	270	—	—	—	—	—
	Linux
AHS07	1-Critical Service Level	2	2	2	—	—	—	—	—
AHS08	2-High Service Level	89	89	89	—	—	—	—	—
AHS09	3-Standard Service Level	468	468	468	—	—	—	—	—
	AS400 (OS400)
AHS10	1-Critical Service Level	—	—	—	—	—	—	—	—
AHS11	2-High Service Level	6	6	6	—	—	—	—	—
AHS12	3-Standard Service Level	3	3	3	—	—	—	—	—
	OpenVMS
AHS13	1-Critical Service Level	—	—	—	—	—	—	—	—
AHS14	2-High Service Level	2	2	2	—	—	—	—	—
AHS15	3-Standard Service Level	5	5	5	—	—	—	—	—
	Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level	—	—	—	—	—	—	—	—
AHS17	2-High Service Level	1	1	1	—	—	—	—	—
AHS18	3-Standard Service Level	17	17	17	—	—	—	—	—

	Database & Middleware Support
AHS19	Oracle Database	1,138	1,138	1,138	—	—	—	—	—
AHS20	SQL Database	1,080	1,080	1,080	—	—	—	—	—
AHS21	Middleware Support	607	607	607	—	—	—	—	—

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	150	345	519	—	—	—	—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	449	1,034	1,558	—	—	—	—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	1,034	581	279	1	—	—	—	—
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	3,266	3,929	4,715	14	—	—	—	—

AHS26	Utility Server Support & Infrastructure	32,318	31,992	31,335	335	—	—	—	—

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 3	Tab: Global Total

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
	Web Hosting Services (part of Application Hosting Services)
	Support Services
	All Site Types:
	Web Hosting Services
AHS27	1-Critical Service Level	92	92	92	—	—	—	—	—
AHS28	2-High Service Level	71	71	71	—	—	—	—	—
AHS29	3-Standard Service Level	66	66	66	—	—	—	—	—
	Managed Network Services
	Locations (Systems & Services)
	WAN-Company Facilities	—	—	—	—	—	—	—	—
MNS01	Site Type 1	8	8	8	8	8	8	8	8
MSN02	Site Type 2	37	37	36	36	36	36	36	36
MNS03	Tier 1 Hubs (distribution layer)	213	213	141	141	141	141	141	141
MNS04	Call Center Seats	234	234	297	—	—	—	—	—
MNS05	Video Conference Rooms	171	171	190	190	190	190	190	190
MNS06	PBXs: Small per system	24	24	22	—	—	—	—	—
MNS07	Medium per system	6	6	8	—	—	—	—	—
MNS08	Large per system	11	11	11	—	—	—	—	—
MNS09	Handsets - Digital per port	[*]	[*]	[*]	—	—	—	—	—
MNS10	Handsets - Analog per port	[*]	[*]	[*]	—	—	—	—	—
	VOICE - See “Carrier Baselines” Tab
MNS11	Voice - IMACs	518	522	522	4	—	—	—	—
MNS12	Pagers	—	1,482	380	378	378	378	378	378
	Messaging, Directory & Collaboration Services
	Support Services
	Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 3	Tab: Global Total

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
	LAN Services (part of Managed Network Services)
	Support Services
	Site Type 1: Code A
MNS13	LAN-Attached Devices	27,864	27,864	27,419	27,419	27,419	27,419	27,419	27,419
MNS14	VoIP	1,339	1,339	3,195	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	585	585	1,057	1,057	1,057	1,057	1,057	1,057
	Site Type 2: Code B, C, D
MNS16	LAN-Attached Devices	7,410	7,733	6,961	6,967	6,967	6,967	6,967	6,967
MNA17	VoIP	2,071	2,071	1,409	164	—	—	—	—
MNS18	Wireless Access Points (WAPs)	178	195	384	388	388	388	388	388
	Site Type 3: Code E
MNS19	LAN-Attached Devices	167	167	88	88	88	88	88	88
MNS20	VoIP	400	400	52	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	2	2	16	16	16	16	16	16

MNS22	100 MB	37,813	38,636	22,387	21,784	21,784	21,784	21,784	21,784
MNS23	10 GB	291	291	—	—	—	—	—	—
MNS24	GIG_E	2,538	2,538	12,581	12,690	12,690	12,690	12,690	12,690
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—
	End-User Computing Services
	Support Services
	All Site Types - Standard Service Level
EUS01	Standard Desktops	[*]	[*]	[*]	[*]	[*]	—	—	—
EUS02	Standard Laptops	[*]	[*]	[*]	[*]	[*]	—	—	—
EUS03	Standard Unix Workstations	[*]	[*]	[*]	[*]	[*]	—	—	—
EUS04	Standard Network Printers	[*]	[*]	[*]	[*]	[*]	—	—	—
EUS05	Print Pages (000s) Black&White - Billable	6,015	6,028	5,130	5,201	84	—	—	—
EUS06	Print Pages (000s) Color - Billable	4,010	4,015	2,691	2,763	77	—	—	—
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]	[*]	[*]	[*]	—	—	—
EUS08	Tablets	[*]	[*]	[*]	[*]	—	—	—	—
EUS09	Nextels (US Only)	4,722	4,722	—	—	—	—	—	—
EUS10	IMACs	4,760	4,812	4,755	4,792	89	—	—	—
	Service Desk Services
EUS11	Service Desk Seat	[*]	[*]	[*]	[*]	—	—	—	—

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 3	Tab: Global Total

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
	Application Hosting Services
	All Site Types:
	Windows
AHS01	1-Critical Service Level	89	89	89
AHS02	2-High Service Level	633	633	633
AHS03	3-Standard Service Level	2,031	2,031	2,031
	Unix (Solaris)
AHS04	1-Critical Service Level	12	12	12
AHS05	2-High Service Level	93	93	93
AHS06	3-Standard Service Level	270	270	270
	Linux
AHS07	1-Critical Service Level	2	2	2
AHS08	2-High Service Level	89	89	89
AHS09	3-Standard Service Level	468	468	468
	AS400 (OS400)
AHS10	1-Critical Service Level	—	—	—
AHS11	2-High Service Level	6	6	6
AHS12	3-Standard Service Level	3	3	3
	OpenVMS
AHS13	1-Critical Service Level	—	—	—
AHS14	2-High Service Level	2	2	2
AHS15	3-Standard Service Level	5	5	5
	Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level	—	—	—
AHS17	2-High Service Level	1	1	1
AHS18	3-Standard Service Level	17	17	17

	Database & Middleware Support
AHS19	Oracle Database	1,138	1,138	1,138
AHS20	SQL Database	1,080	1,080	1,080
AHS21	Middleware Support	607	607	607

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	150	345	519
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	449	1,034	1,558
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	932	519	248
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	3,062	3,674	4,409

AHS26	Utility Server Support & Infrastructure	28,037	27,433	26,828

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 6	Tab: LCA US

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
	Web Hosting Services (part of Application Hosting Services)
	Support Services
	All Site Types:
	Web Hosting Services
AHS27	1-Critical Service Level	92	92	92
AHS28	2-High Service Level	71	71	71
AHS29	3-Standard Service Level	66	66	66
	Managed Network Services
	Locations (Systems & Services)
	WAN-Company Facilities	—	—	—	—	—	—	—	—
MNS01	Site Type 1	8	8	8	8	8	8	8	8
MSN02	Site Type 2	37	37	36	36	36	36	36	36
MNS03	Tier 1 Hubs (distribution layer)	213	213	141	141	141	141	141	141
MNS04	Call Center Seats	234	234	297	—	—	—	—	—
MNS05	Video Conference Rooms	171	171	190	190	190	190	190	190
MNS06	PBXs: Small per system	24	24	22	—	—	—	—	—
MNS07	Medium per system	6	6	8	—	—	—	—	—
MNS08	Large per system	11	11	11	—	—	—	—	—
MNS09	Handsets - Digital per port	[*]	[*]	[*]	—	—	—	—	—
MNS10	Handsets - Analog per port	[*]	[*]	[*]	—	—	—	—	—
	VOICE - See “Carrier Baselines” Tab
MNS11	Voice - IMACs	456	456	456	—	—	—	—	—
MNS12	Pagers	—	1,482	378	378	378	378	378	378
	Messaging, Directory & Collaboration Services
	Support Services
	Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 6	Tab: LCA US

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
	LAN Services (part of Managed Network Services)
	Support Services
	Site Type 1: Code A
MNS13	LAN-Attached Devices	26,180	26,180	26,066	26,066	26,066	26,066	26,066	26,066
MNS14	VoIP	1,339	1,339	3,177	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	538	538	1,004	1,004	1,004	1,004	1,004	1,004
	Site Type 2: Code B, C, D
MNS16	LAN-Attached Devices	4,635	4,635	3,495	3,495	3,495	3,495	3,495	3,495
MSN17	VoIP	—	—	283	—	—	—	—	—
MNS18	Wireless Access Points (WAPs)	41	41	216	216	216	216	216	216
	Site Type 3: Code E
MNS19	LAN-Attached Devices	52	52	49	49	49	49	49	49
MNS20	VoIP	400	400	30	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	—	—	9	9	9	9	9	9

MNS22	100 MB	30,283	30,283	18,303	18,303	18,303	18,303	18,303	18,303
MNS23	10 GB	291	291	—	—	—	—	—	—
MNS24	GIG_E	2,239	2,239	11,307	11,307	11,307	11,307	11,307	11,307
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—
MNS26		—	—	—	—	—	—	—	—
	End-User Computing Services
	Support Services
	All Site Types - Standard Service Level
EUS01	Standard Desktops	[*]	[*]	[*]	[*]
EUS02	Standard Laptops	[*]	[*]	[*]	[*]
EUS03	Standard Unix Workstations	[*]	[*]	[*]	[*]
EUS04	Standard Network Printers	[*]	[*]	[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	4,353	4,353	3,539	3,539
EUS06	Print Pages (000s) Color - Billable	3,308	3,308	1,948	1,948
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]	[*]	[*]
EUS08	Tablets	[*]	[*]	[*]	[*]
EUS09	Nextels (US Only)	4,721	4,721	—
EUS10	IMACs	4,090	4,090	3,515	3,515
	Service Desk Services
EUS11	Service Desk Seat	[*]	[*]	[*]	[*]

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 6	Tab: LCA US

Tab: Carrier Baselines	Attachment 4-D

Sites Included	Country
USAM	United States
USBM	United States
USBO	United States
USBT	United States
USCA	United States
USCF	United States
USCH	United States
USDC	United States
USFM	United States
USFW	United States
USGR	United States
USLO	United States
USMA	United States
USMV	United States
USOH	United States
USPA	United States
USPH	United States
USRI	United States
USSA	United States
USSC	United States
USSD	United States
USSF	United States
USSH	United States
USTO	United States
USWA	United States
PRJU	Puerto Rico
MXMC	Mexico
BRBR	Brazil

AUAP	Australia
AUBR	Australia
AUGF	Australia
AUME	Australia
AUNZ	New Zealand
AUPE	Australia

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 4 of 6	Tab: LCA US

Tab: Carrier Baselines	Attachment 4-D

AUSY	Australia
CNHK	China
INMU	India
JPTO	Japan
SGSG	Singapore
CABN	Canada
CAMI	Canada
CAON	Canada

NEBR	Netherlands
NETB	Netherlands
GEMU	Germany
GERB	Germany
AEDU	United Arab Emirates
BEBR	Belgium
CZPR	Czech Republic
DEHE	Denmark
EETA	Estonia
FNLD	Finland
FRPA	France
GRAT	Greece
HUBU	Hungary
ITMI	Italy
LTVI	Lithuania
LVRI	Latvia
NOOS	Norway
PLWA	Poland
POLI	Portugal
RUMO	Russia
SKBR	Slovak Republic
SKPI	Slovak Republic
SLLJ	Slovenia
SPBA	Spain
SWEK	Sweden
AUVI	Austria
ATVI	Austria

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 5 of 6	Tab: LCA US

Tab: Carrier Baselines	Attachment 4-D

UKCA	United Kingdom
UKUX	United Kingdom
IEDU	Ireland
SWLS	Switzerland
SWLU	Switzerland

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 6 of 6	Tab: LCA US

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level
AHS02	2-High Service Level
AHS03	3-Standard Service Level
Unix (Solaris)
AHS04	1-Critical Service Level
AHS05	2-High Service Level
AHS06	3-Standard Service Level
Linux
AHS07	1-Critical Service Level
AHS08	2-High Service Level
AHS09	3-Standard Service Level
AS400 (OS400)
AHS10	1-Critical Service Level
AHS11	2-High Service Level
AHS12	3-Standard Service Level
OpenVMS
AHS13	1-Critical Service Level
AHS14	2-High Service Level
AHS15	3-Standard Service Level
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level
AHS17	2-High Service Level
AHS18	3-Standard Service Level

Database & Middleware Support
AHS19	Oracle Database
AHS20	SQL Database
AHS21	Middleware Support

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4

AHS26	Utility Server Support & Infrastructure	464	460	455

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 3	Tab: LCA Canada

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
Web Hosting Services (part of Application Hosting Services)
Support Services
All Site Types:
Web Hosting Services
AHS27	1-Critical Service Level
AHS28	2-High Service Level
AHS29	3-Standard Service Level
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1
MSN02	Site Type 2
MNS03	Tier 1 Hubs (distribution layer)
MNS04	Call Center Seats
MNS05	Video Conference Rooms
MNS06	PBXs: Small per system
MNS07	Medium per system
MNS08	Large per system
MNS09	Handsets - Digital per port
MNS10	Handsets - Analog per port
VOICE - See “Carrier Baselines” Tab
MNS11	Voice - IMACs	14	14	14	—	—	—	—	—
MNS12	Pagers	—	—	—	—	—	—	—	—
Messaging, Directory & Collaboration Services
Support Services
Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 3	Tab: LCA Canada

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
LAN Services (part of Managed Network Services)
Support Services
Site Type 1: Code A
MNS13	LAN-Attached Devices	—	—	—	—	—	—	—	—
MNS14	VoIP	—	—	—	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—
Site Type 2: Code B, C, D
MNS16	LAN-Attached Devices	484	484	629	629	629	629	629	629
MNS17	VoIP	1,961	1,961	482	—	—	—	—	—
MNS18	Wireless Access Points (WAPs)	—	—	16	16	16	16	16	16
Site Type 3: Code E
MNS19	LAN-Attached Devices	—	—	—	—	—	—	—	—
MNS20	VoIP	—	—	—	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—

MNS22	100 MB	515	515	356	356	356	356	356	356
MNS23	10 GB	—	—	—	—	—	—	—	—
MNS24	GIG_E	48	48	273	273	273	273	273	273
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—
End-User Computing Services
Support Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	[*]	[*]	[*]	[*]
EUS02	Standard Laptops	[*]	[*]	[*]	[*]
EUS03	Standard Unix Workstations	—	—	[*]	[*]
EUS04	Standard Network Printers	[*]	[*]	[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	68	68	83	83
EUS06	Print Pages (000s) Color - Billable	182	182	60	60
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]	[*]	[*]
EUS08	Tablets	[*]	[*]	—	—
EUS09	Nextels (US Only)	—	—	—	—
EUS10	IMACs	75	75	90	90
Service Desk Services
EUS11	Service Desk Seat

Sites Included	Country
CABN	Canada
CAMI	Canada
CAON	Canada

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 3	Tab: LCA Canada

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level
AHS02	2-High Service Level
AHS03	3-Standard Service Level
Unix (Solaris)
AHS04	1-Critical Service Level
AHS05	2-High Service Level
AHS06	3-Standard Service Level
Linux
AHS07	1-Critical Service Level
AHS08	2-High Service Level
AHS09	3-Standard Service Level
AS400 (OS400)
AHS10	1-Critical Service Level
AHS11	2-High Service Level
AHS12	3-Standard Service Level
OpenVMS
AHS13	1-Critical Service Level
AHS14	2-High Service Level
AHS15	3-Standard Service Level
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level
AHS17	2-High Service Level
AHS18	3-Standard Service Level

Database & Middleware Support
AHS19	Oracle Database
AHS20	SQL Database
AHS21	Middleware Support

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	—	—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	—	—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	69	39	19
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	138	166	199

AHS26	Utility Server Support & Infrastructure	2,782	2,740	2,703

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 4	Tab: LCA Netherlands

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
Web Hosting Services (part of Application Hosting Services)
Support Services
All Site Types:
Web Hosting Services
AHS27	1-Critical Service Level
AHS28	2-High Service Level
AHS29	3-Standard Service Level
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1
MSN02	Site Type 2
MNS03	Tier 1 Hubs (distribution layer)
MNS04	Call Center Seats
MNS05	Video Conference Rooms
MNS06	PBXs: Small per system
MNS07	Medium per system
MNS08	Large per system
MNS09	Handsets - Digital per port
MNS10	Handsets - Analog per port
VOICE - See “Carrier Baselines” Tab
MNS11	Voice - IMACs	36	36	36	—	—	—	—	—
MNS12	Pagers	—	—	—	—	—	—	—	—
Messaging, Directory & Collaboration Services
Support Services
Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 4	Tab: LCA Netherlands

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
	LAN Services (part of Managed Network Services)
	Support Services
	Site Type 1: Code A
MNS13	LAN-Attached Devices	928	928	1,353	1,353	1,353	1,353	1,353	1,353
MNS14	VoIP	—	—	18	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	43	43	53	53	53	53	53	53
	Site Type 2: Code B, C, D
MNS16	LAN-Attached Devices	1,920	1,920	1,557	1,557	1,557	1,557	1,557	1,557
MNS17	VoIP	—	—	354	—	—	—	—	—
MNS18	Wireless Access Points (WAPs)	75	75	77	77	77	77	77	77
	Site Type 3: Code E
MNS19	LAN-Attached Devices	79	79	16	16	16	16	16	16
MNS20	VoIP	—	—	22	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	—	—	1	1	1	1	1	1

MNS22	100 MB	5,716	5,716	2,244	2,244	2,244	2,244	2,244	2,244
MNS23	10 GB	—	—	—	—	—	—	—	—
MNS24	GIG_E	191	191	682	682	682	682	682	682
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—
	End-User Computing Services
	Support Services
	All Site Types - Standard Service Level
EUS01	Standard Desktops	[*]	[*]	[*]	[*]
EUS02	Standard Laptops	[*]	[*]	[*]	[*]
EUS03	Standard Unix Workstations	—	—	—	—
EUS04	Standard Network Printers	[*]	[*]	[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	1,112	1,112	1,210	1,210
EUS06	Print Pages (000s) Color - Billable	381	381	494	494
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]	[*]	[*]
EUS08	Tablets	[*]	[*]	[*]	[*]
EUS09	Nextels (US Only)	1	1	—	—
EUS10	IMACs	435	435	875	875
	Service Desk Services
EUS11	Service Desk Seat	[*]	[*]	[*]	[*]

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 4	Tab: LCA Netherlands

Tab: Carrier Baselines	Attachment 4-D

Sites Included	Country
NEBR	Netherlands
NETB	Netherlands
GEMU	Germany
GERB	Germany
AEDU	United Arab Emirates
BEBR	Belgium
CZPR	Czech Republic
DEHE	Denmark
EETA	Estonia
FNLD	Finland
FRPA	France
GRAT	Greece
HUBU	Hungary
ITMI	Italy
LTVI	Lithuania
LVRI	Latvia
NOOS	Norway
PLWA	Poland
POLI	Portugal
RUMO	Russia
SKBR	Slovak Republic
SKPI	Slovak Republic
SLLJ	Slovenia
SPBA	Spain
AUVI	Austria
ATVI	Austria
SWEK	Sweden

UKCA	United Kingdom
UKUX	United Kingdom
IEDU	Ireland
SWLS	Switzerland
SWLU	Switzerland

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 4 of 4	Tab: LCA Netherlands

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level
AHS02	2-High Service Level
AHS03	3-Standard Service Level
Unix (Solaris)
AHS04	1-Critical Service Level
AHS05	2-High Service Level
AHS06	3-Standard Service Level
Linux
AHS07	1-Critical Service Level
AHS08	2-High Service Level
AHS09	3-Standard Service Level
AS400 (OS400)
AHS10	1-Critical Service Level
AHS11	2-High Service Level
AHS12	3-Standard Service Level
OpenVMS
AHS13	1-Critical Service Level
AHS14	2-High Service Level
AHS15	3-Standard Service Level
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level
AHS17	2-High Service Level
AHS18	3-Standard Service Level

Database & Middleware Support
AHS19	Oracle Database
AHS20	SQL Database
AHS21	Middleware Support

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	—	—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	—	—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	33	19	9
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	66	79	95

AHS26	Utility Server Support & Infrastructure	792	779	769

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 3	Tab: LCA UK

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
Web Hosting Services (part of Application Hosting Services)
Support Services
All Site Types:
Web Hosting Services
AHS27	1-Critical Service Level
AHS28	2-High Service Level
AHS29	3-Standard Service Level
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1
MSN02	Site Type 2
MNS03	Tier 1 Hubs (distribution layer)
MNS04	Call Center Seats
MNS05	Video Conference Rooms
MNS06	PBXs: Small per system
MNS07	Medium per system
MNS08	Large per system
MNS09	Handsets - Digital per port
MNS10	Handsets - Analog per port
VOICE - See “Carrier Baselines” Tab
MNS11	Voice - IMACs	8	8	8	—	—	—	—	—
MNS12	Pagers	—	—	—	—	—	—	—	—
Messaging, Directory & Collaboration Services
Support Services
Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 3	Tab: LCA UK

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
	LAN Services (part of Managed Network Services)
	Support Services
	Site Type 1: Code A
MNS13	LAN-Attached Devices	756	756	—	—	—	—	—	—
MNS14	VoIP	—	—	—	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	4	4	—	—	—	—	—	—
	Site Type 2: Code B, C, D
MNS16	LAN-Attached Devices	103	103	604	604	604	604	604	604
MNS17	VoIP	—	—	145	—	—	—	—	—
MNS18	Wireless Access Points (WAPs)	33	33	33	33	33	33	33	33
	Site Type 3: Code E
MNS19	LAN-Attached Devices	—	—	—	—	—	—	—	—
MNS20	VoIP	—	—	—	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—

MNS22	100 MB	563	563	477	477	477	477	477	477
MNS23	10 GB	—	—	—	—	—	—	—	—
MNS24	GIG_E	20	20	127	127	127	127	127	127
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—
	End-User Computing Services
	Support Services
	All Site Types - Standard Service Level
EUS01	Standard Desktops	[*]	[*]	[*]	[*]
EUS02	Standard Laptops	[*]	[*]	[*]	[*]
EUS03	Standard Unix Workstations	—	—	—	—
EUS04	Standard Network Printers	[*]	[*]	[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	371	371	195	195
EUS06	Print Pages (000s) Color - Billable	80	80	112	112
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]	[*]	[*]
EUS08	Tablets	[*]	[*]	[*]	[*]
EUS09	Nextels (US Only)	—	—	—	—
EUS10	IMACs	123	123	200	200
	Service Desk Services
EUS11	Service Desk Seat

Sites Included	Country
UKCA	United Kingdom
UKUX	United Kingdom
IEDU	Ireland

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 3	Tab: LCA UK

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level
AHS02	2-High Service Level
AHS03	3-Standard Service Level
Unix (Solaris)
AHS04	1-Critical Service Level
AHS05	2-High Service Level
AHS06	3-Standard Service Level
Linux
AHS07	1-Critical Service Level
AHS08	2-High Service Level
AHS09	3-Standard Service Level
AS400 (OS400)
AHS10	1-Critical Service Level
AHS11	2-High Service Level
AHS12	3-Standard Service Level
OpenVMS
AHS13	1-Critical Service Level
AHS14	2-High Service Level
AHS15	3-Standard Service Level
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level
AHS17	2-High Service Level
AHS18	3-Standard Service Level

Database & Middleware Support
AHS19	Oracle Database
AHS20	SQL Database
AHS21	Middleware Support

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	—	—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	—	—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	5	3	1
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	10	12	14

AHS26	Utility Server Support & Infrastructure	340	342	335

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 3	Tab: LCA Switzerland

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
Web Hosting Services (part of Application Hosting Services)
Support Services
All Site Types:
Web Hosting Services
AHS27	1-Critical Service Level
AHS28	2-High Service Level
AHS29	3-Standard Service Level
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1
MSN02	Site Type 2
MNS03	Tier 1 Hubs (distribution layer)
MNS04	Call Center Seats
MNS05	Video Conference Rooms
MNS06	PBXs: Small per system
MNS07	Medium per system
MNS08	Large per system
MNS09	Handsets - Digital per port
MNS10	Handsets - Analog per port
VOICE - See “Carrier Baselines” Tab
MNS11	Voice - IMACs	4	4	4	—	—	—	—	—
MNS12	Pagers	—	2	—	—	—	—	—	—
Messaging, Directory & Collaboration Services
Support Services
Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 3	Tab: LCA Switzerland

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
LAN Services (part of Managed Network Services)
Support Services
Site Type 1: Code A
MNS13	LAN-Attached Devices	—	—	—	—	—	—	—	—
MNS14	VoIP	—	—	—	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—
Site Type 2: Code B, C, D
MNS16	LAN-Attached Devices	323	323	329	329	329	329	329	329
MNS17	VoIP	—	—	164	—	—	—	—	—
MNS18	Wireless Access Points (WAPs)	17	17	21	21	21	21	21	21
Site Type 3: Code E
MNS19	LAN-Attached Devices	—	—	—	—	—	—	—	—
MNS20	VoIP	—	—	—	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—

MNS22	100 MB	823	823	220	220	220	220	220	220
MNS23	10 GB	—	—	—	—	—	—	—	—
MNS24	GIG_E	—	—	109	109	109	109	109	109
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—
End-User Computing Services
Support Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	[*]	[*]	[*]	[*]
EUS02	Standard Laptops	[*]	[*]	[*]	[*]
EUS03	Standard Unix Workstations	—	—	[*]	[*]
EUS04	Standard Network Printers	[*]	[*]	[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	13	13	84	84
EUS06	Print Pages (000s) Color - Billable	5	5	77	77
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]	[*]	[*]
EUS08	Tablets	—	—	—	—
EUS09	Nextels (US Only)	—	—	—	—
EUS10	IMACs	52	52	89	89
Service Desk Services
EUS11	Service Desk Seat

Sites Included	Country
SWLS	Switzerland
SWLU	Switzerland

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 3	Tab: LCA Switzerland

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level
AHS02	2-High Service Level
AHS03	3-Standard Service Level
Unix (Solaris)
AHS04	1-Critical Service Level
AHS05	2-High Service Level
AHS06	3-Standard Service Level
Linux
AHS07	1-Critical Service Level
AHS08	2-High Service Level
AHS09	3-Standard Service Level
AS400 (OS400)
AHS10	1-Critical Service Level
AHS11	2-High Service Level
AHS12	3-Standard Service Level
OpenVMS
AHS13	1-Critical Service Level
AHS14	2-High Service Level
AHS15	3-Standard Service Level
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level
AHS17	2-High Service Level
AHS18	3-Standard Service Level

Database & Middleware Support
AHS19	Oracle Database
AHS20	SQL Database
AHS21	Middleware Support

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4

AHS26	Utility Server Support & Infrastructure	243	240	238

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 4	Tab: LCA Australia

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
Web Hosting Services (part of Application Hosting Services)
Support Services
All Site Types:
Web Hosting Services
AHS27	1-Critical Service Level
AHS28	2-High Service Level
AHS29	3-Standard Service Level
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1
MSN02	Site Type 2
MNS03	Tier 1 Hubs (distribution layer)
MNS04	Call Center Seats
MNS05	Video Conference Rooms
MNS06	PBXs: Small per system
MNS07	Medium per system
MNS08	Large per system
MNS09	Handsets - Digital per port
MNS10	Handsets - Analog per port
VOICE - See “Carrier Baselines” Tab
MNS11	Voice - IMACs	4	4	4	—	—	—	—	—
MNS12	Pagers	—	—	—	—	—	—	—	—
Messaging, Directory & Collaboration Services
Support Services
Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 4	Tab: LCA Australia

Tab: Carrier Baselines	Attachment 4-D

RU ID	Description	2009 Monthly Avg.		2010 Monthly Avg.		2011 Monthly Avg.		2012 Monthly Avg.		2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
	LAN Services (part of Managed Network Services)
	Support Services
	Site Type 1: Code A
MNS13	LAN-Attached Devices	—		—		—		—		—	—	—	—
MNS14	VoIP	—		—		—		—		—	—	—	—
MNS15	Wireless Access Points (WAPs)	—		—		—		—		—	—	—	—
	Site Type 2: Code B, C, D
MNS16	LAN-Attached Devices	268		268		353		353		353	353	353	353
MNS17	VoIP	110		110		145		—		—	—	—	—
MNS18	Wireless Access Points (WAPs)	29		29		25		25		25	25	25	25
	Site Type 3: Code E
MNS19	LAN-Attached Devices	36		36		23		23		23	23	23	23
MNS20	VoIP	—		—		—		—		—	—	—	—
MNS21	Wireless Access Points (WAPs)	2		2		6		6		6	6	6	6
MNS22	100 MB	736		736		184		184		184	184	184	184
MNS23	10 GB	—		—		—		—		—	—	—	—
MNS24	GIG_E	40		40		192		192		192	192	192	192
MNS25	USTO WAP CISCO 3502E	—		—		—		—		—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—		—		—		—		—	—	—	—
	End-User Computing Services
	Support Services
	All Site Types - Standard Service Level
EUS01	Standard Desktops	[*	]	[*	]	[*	]	[*	]
EUS02	Standard Laptops	[*	]	[*	]	[*	]	[*	]
EUS03	Standard Unix Workstations	[*	]	[*	]	[*	]	[*	]
EUS04	Standard Network Printers	[*	]	[*	]	[*	]	[*	]
EUS05	Print Pages (000s) Black&White - Billable	111		111		90		90
EUS06	Print Pages (000s) Color - Billable	59		59		72		72
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*	]	[*	]	[*	]	[*	]
EUS08	Tablets	[*	]	[*	]	[*	]	[*	]
EUS09	Nextels (US Only)	—		—		—		—
EUS10	IMACs	37		37		23		23
	Service Desk Services
EUS11	Service Desk Seat

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 4	Tab: LCA Australia

Tab: Carrier Baselines	Attachment 4-D

Sites Included	Country
AUAP	Australia
AUBR	Australia
AUGF	Australia
AUME	Australia
AUNZ	New Zealand
AUPE	Australia
AUSY	Australia
CNHK	China
INMU	India
JPTO	Japan
SGSG	Singapore

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 4 of 4	Tab: LCA Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Year 1 Month 1	Year 1 Month 2	Year 1 Month 3
	Managed Network Services			Volume	Volume	Volume
DATA CARRIER PRICING

IBMB	MPLS Access - OC3	MPLS Access	access loop	NA	NA	NA
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	NA	NA	NA
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	NA	NA	NA
IBMB	MPLS Access - OC3	MPLS Access	access loop	NA	NA	NA
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	NA	NA	NA
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	NA	NA	NA
IBMC	MPLS Access - OC3	MPLS Access	access loop	NA	NA	NA
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port	NA	NA	NA
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	NA	NA	NA
PRJU	MPLS Access - DS3	MPLS Access	access loop	NA	NA	NA
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	NA	NA	NA
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	NA	NA	NA
PRJU	MPLS Access - DS3	MPLS Access	access loop	NA	NA	NA
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	NA	NA	NA
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	NA	NA	NA
USAM	MPLS Access - DS3	MPLS Access	access loop	NA	NA	NA
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	NA	NA	NA
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	NA	NA	NA
USAM	MPLS Access - DS3	MPLS Access	access loop	NA	NA	NA
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	NA	NA	NA
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	NA	NA	NA
USBO	MPLS Access - OC3	MPLS Access	access loop	NA	NA	NA
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	NA	NA	NA
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	NA	NA	NA
USBO	MPLS Access - OC3	MPLS Access	access loop	NA	NA	NA
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	NA	NA	NA
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	NA	NA	NA
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	NA	NA	NA
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	NA	NA	NA
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	NA	NA	NA
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	NA	NA	NA
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port	NA	NA	NA
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	NA	NA	NA
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	NA	NA	NA
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	NA	NA	NA
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	NA	NA	NA
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	NA	NA	NA
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port	NA	NA	NA
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	NA	NA	NA
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop	NA	NA	NA
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	NA	NA	NA
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	NA	NA	NA
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	NA	NA	NA
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	NA	NA	NA
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	NA	NA	NA
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	NA	NA	NA
USFM	MPLS Access - DS3	MPLS Access	access loop	NA	NA	NA
USFM	MPLS Access - DS3	MPLS Access	access loop	NA	NA	NA
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	NA	NA	NA
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	NA	NA	NA
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	NA	NA	NA
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	NA	NA	NA
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	NA	NA	NA
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	NA	NA	NA
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	NA	NA	NA
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port	NA	NA	NA
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	NA	NA	NA
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	NA	NA	NA
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	NA	NA	NA
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	NA	NA	NA
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop	NA	NA	NA
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port	NA	NA	NA
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR	NA	NA	NA
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	NA	NA	NA
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	NA	NA	NA
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	NA	NA	NA
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	NA	NA	NA
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port	NA	NA	NA
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	NA	NA	NA
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	NA	NA	NA
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	NA	NA	NA
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	NA	NA	NA
USRI	MPLS Access - OC3	MPLS Access	access loop	NA	NA	NA
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	NA	NA	NA
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	NA	NA	NA
USRI	MPLS Access - OC3	MPLS Access	access loop	NA	NA	NA
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	NA	NA	NA
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	NA	NA	NA
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	NA	NA	NA
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	NA	NA	NA
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	NA	NA	NA
USSF	MPLS Access - DS3	MPLS Access	access loop	NA	NA	NA
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	NA	NA	NA
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	NA	NA	NA
USSF	MPLS Access - DS3	MPLS Access	access loop	NA	NA	NA
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	NA	NA	NA
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	NA	NA	NA
USTO	MPLS Access - OC3	MPLS Access	access loop	NA	NA	NA
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	NA	NA	NA
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	NA	NA	NA
USTO	MPLS Access - OC3	MPLS Access	access loop	NA	NA	NA
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	NA	NA	NA
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	NA	NA	NA
USWA	MPLS Access - DS3	MPLS Access	access loop	NA	NA	NA
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	NA	NA	NA
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	NA	NA	NA
USWA	MPLS Access - DS3	MPLS Access	access loop	NA	NA	NA
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	NA	NA	NA
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	NA	NA	NA

AEDU	512 Kbps	MPLS Access	access loop	NA	NA	NA
AEDU	512 Mbps	MPLS Port	PORT	NA	NA	NA
AEDU	128 Kbps	MPLS CDR	ePVC	NA	NA	NA
ATVI	8 Mbps	MPLS Access	access loop	NA	NA	NA
ATVI	8 Mbps	MPLS Port	PORT	NA	NA	NA
ATVI	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
ATVI	2 Mbps	MPLS Access	access loop	NA	NA	NA
ATVI	2 Mbps	MPLS Port	PORT	NA	NA	NA
ATVI	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
AUBR	8 Mbps	MPLS Access	access loop	NA	NA	NA
AUBR	8 Mbps	MPLS Port	PORT	NA	NA	NA
AUBR	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
AUBR	2 Mbps	MPLS Access	access loop	NA	NA	NA

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

									5 Year Term					Optional One Year Extensions
Year 1 Month 4	Year 1 Month 5	Year 1 Month 6	Year 1 Month 7	Year 1 Month 8	Year 1 Month 9	Year 1 Month 10	Year 1 Month 11	Year 1 Month 12	2009	2010	2011	2012	2013	2014	2015	2016
Volume	Volume	Volume	Volume	Volume	Volume	Volume	Volume	Volume	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol

NA	NA	NA	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

Site Name	Primary or Backup	Additional Comments

	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Year 1 Month 1	Year 1 Month 2	Year 1 Month 3
AUBR	2 Mbps	MPLS Port	PORT	NA	NA	NA
AUBR	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
AUME	8 Mbps	MPLS Access	access loop	NA	NA	NA
AUME	8 Mbps	MPLS Port	PORT	NA	NA	NA
AUME	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
AUME	2 Mbps	MPLS Access	access loop	NA	NA	NA
AUME	2 Mbps	MPLS Port	PORT	NA	NA	NA
AUME	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
AUSY	10 Mbps	MPLS Access	access loop	NA	NA	NA
AUSY	10 Mbps	MPLS Port	PORT	NA	NA	NA
AUSY	2500 Kbps	MPLS CDR	ePVC	NA	NA	NA
AUSY	10 Mbps	MPLS Access	access loop	NA	NA	NA
AUSY	10 Mbps	MPLS Port	PORT	NA	NA	NA
AUSY	2500 Kbps	MPLS CDR	ePVC	NA	NA	NA
AUVI	8 Mbps	MPLS Access	access loop	NA	NA	NA
AUVI	8 Mbps	MPLS Port	PORT	NA	NA	NA
AUVI	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
AUVI	2 Mbps	MPLS Access	access loop	NA	NA	NA
AUVI	2 Mbps	MPLS Port	PORT	NA	NA	NA
AUVI	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
BEBR	8 Mbps	MPLS Access	access loop	NA	NA	NA
BEBR	8 Mbps	MPLS Port	PORT	NA	NA	NA
BEBR	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
BEBR	2 Mbps	MPLS Access	access loop	NA	NA	NA
BEBR	2 Mbps	MPLS Port	PORT	NA	NA	NA
BEBR	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
CABN	8 Mbps	MPLS Access	access loop	NA	NA	NA
CABN	8 Mbps	MPLS Port	PORT	NA	NA	NA
CABN	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
CABN	6 Mbps	MPLS Access	access loop	NA	NA	NA
CABN	6 Mbps	MPLS Port	PORT	NA	NA	NA
CABN	1536 Kbps	MPLS CDR	ePVC	NA	NA	NA
CAMI	10 Mbps	MPLS Access	access loop	NA	NA	NA
CAMI	10 Mbps	MPLS Port	PORT	NA	NA	NA
CAMI	2500 Kbps	MPLS CDR	ePVC	NA	NA	NA
CAMI	10 Mbps	MPLS Access	access loop	NA	NA	NA
CAMI	10 Mbps	MPLS Port	PORT	NA	NA	NA
CAMI	2500 Kbps	MPLS CDR	ePVC	NA	NA	NA
CZPR	8 Mbps	MPLS Access	access loop	NA	NA	NA
CZPR	8 Mbps	MPLS Port	PORT	NA	NA	NA
CZPR	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
CZPR	2 Mbps	MPLS Access	access loop	NA	NA	NA
CZPR	2 Mbps	MPLS Port	PORT	NA	NA	NA
CZPR	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
DEHE	8 Mbps	MPLS Access	access loop	NA	NA	NA
DEHE	8 Mbps	MPLS Port	PORT	NA	NA	NA
DEHE	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
DEHE	2 Mbps	MPLS Access	access loop	NA	NA	NA
DEHE	2 Mbps	MPLS Port	PORT	NA	NA	NA
DEHE	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
FNLD	8 Mbps	MPLS Access	access loop	NA	NA	NA
FNLD	8 Mbps	MPLS Port	PORT	NA	NA	NA
FNLD	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
FNLD	2 Mbps	MPLS Access	access loop	NA	NA	NA
FNLD	2 Mbps	MPLS Port	PORT	NA	NA	NA
FNLD	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
FRPA	10 Mbps	MPLS Access	access loop	NA	NA	NA
FRPA	10 Mbps	MPLS Port	PORT	NA	NA	NA
FRPA	2500 Kbps	MPLS CDR	ePVC	NA	NA	NA
FRPA	10 Mbps	MPLS Access	access loop	NA	NA	NA
FRPA	10 Mbps	MPLS Port	PORT	NA	NA	NA
FRPA	2500 Kbps	MPLS CDR	ePVC	NA	NA	NA
GEMU	10 Mbps	MPLS Access	access loop	NA	NA	NA
GEMU	10 Mbps	MPLS Port	PORT	NA	NA	NA
GEMU	2500 Kbps	MPLS CDR	ePVC	NA	NA	NA
GEMU	10 Mbps	MPLS Access	access loop	NA	NA	NA
GEMU	10 Mbps	MPLS Port	PORT	NA	NA	NA
GEMU	2500 Kbps	MPLS CDR	ePVC	NA	NA	NA
GERB	8 Mbps	MPLS Access	access loop	NA	NA	NA
GERB	8 Mbps	MPLS Port	PORT	NA	NA	NA
GERB	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
GERB	2 Mbps	MPLS Access	access loop	NA	NA	NA
GERB	2 Mbps	MPLS Port	PORT	NA	NA	NA
GERB	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
GRAT	4 Mbps	MPLS Access	access loop	NA	NA	NA
GRAT	4 Mbps	MPLS Port	PORT	NA	NA	NA
GRAT	1024 Kbps	MPLS CDR	ePVC	NA	NA	NA
HUBU	8 Mbps	MPLS Access	access loop	NA	NA	NA
HUBU	8 Mbps	MPLS Port	PORT	NA	NA	NA
HUBU	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
HUBU	2 Mbps	MPLS Access	access loop	NA	NA	NA
HUBU	2 Mbps	MPLS Port	PORT	NA	NA	NA
HUBU	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
IEDU	4 Mbps	MPLS Access	access loop	NA	NA	NA
IEDU	4 Mbps	MPLS Port	PORT	NA	NA	NA
IEDU	1024 Kbps	MPLS CDR	ePVC	NA	NA	NA
ITMI	8 Mbps	MPLS Access	access loop	NA	NA	NA
ITMI	8 Mbps	MPLS Port	PORT	NA	NA	NA
ITMI	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
ITMI	4 Mbps	MPLS Access	access loop	NA	NA	NA
ITMI	4 Mbps	MPLS Port	PORT	NA	NA	NA
ITMI	1024 Kbps	MPLS CDR	ePVC	NA	NA	NA
LTVI	4 Mbps	MPLS Access	access loop	NA	NA	NA
LTVI	4 Mbps	MPLS Port	PORT	NA	NA	NA
LTVI	1024 Kbps	MPLS CDR	ePVC	NA	NA	NA
LVRI	512 Kbps	MPLS Access	access loop	NA	NA	NA
LVRI	512 Mbps	MPLS Port	PORT	NA	NA	NA
LVRI	128 Kbps	MPLS CDR	ePVC	NA	NA	NA
NEBR	34 Mbps	MPLS Access	access loop	NA	NA	NA
NEBR	34 Mbps	MPLS Port	PORT	NA	NA	NA
NEBR	8000 Kbps	MPLS CDR	ePVC	NA	NA	NA
NETB	34 Mbps	MPLS Access	access loop	NA	NA	NA
NETB	34 Mbps	MPLS Port	PORT	NA	NA	NA
NETB	8000 Kbps	MPLS CDR	ePVC	NA	NA	NA
NOOS	8 Mbps	MPLS Access	access loop	NA	NA	NA
NOOS	8 Mbps	MPLS Port	PORT	NA	NA	NA
NOOS	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
NOOS	2 Mbps	MPLS Access	access loop	NA	NA	NA
NOOS	2 Mbps	MPLS Port	PORT	NA	NA	NA
NOOS	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
PLWA	8 Mbps	MPLS Access	access loop	NA	NA	NA
PLWA	8 Mbps	MPLS Port	PORT	NA	NA	NA
PLWA	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
PLWA	2 Mbps	MPLS Access	access loop	NA	NA	NA
PLWA	2 Mbps	MPLS Port	PORT	NA	NA	NA
PLWA	512 Kbps	MPLS CDR	ePVC	NA	NA	NA

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 4 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

									5 Year Term					Optional One Year Extensions
Year 1 Month 4	Year 1 Month 5	Year 1 Month 6	Year 1 Month 7	Year 1 Month 8	Year 1 Month 9	Year 1 Month 10	Year 1 Month 11	Year 1 Month 12	2009	2010	2011	2012	2013	2014	2015	2016
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 5 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

Site Name	Primary or Backup	Additional Comments
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 6 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Year 1 Month 1	Year 1 Month 2	Year 1 Month 3
POLI	8 Mbps	MPLS Access	access loop	NA	NA	NA
POLI	8 Mbps	MPLS Port	PORT	NA	NA	NA
POLI	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
POLI	2 Mbps	MPLS Access	access loop	NA	NA	NA
POLI	2 Mbps	MPLS Port	PORT	NA	NA	NA
POLI	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
RUMO	512 Kbps	MPLS Access	access loop	NA	NA	NA
RUMO	512 Mbps	MPLS Port	PORT	NA	NA	NA
RUMO	128 Kbps	MPLS CDR	ePVC	NA	NA	NA
SPBA	10 Mbps	MPLS Access	access loop	NA	NA	NA
SPBA	10 Mbps	MPLS Port	PORT	NA	NA	NA
SPBA	2500 Kbps	MPLS CDR	ePVC	NA	NA	NA
SPBA	10 Mbps	MPLS Access	access loop	NA	NA	NA
SPBA	10 Mbps	MPLS Port	PORT	NA	NA	NA
SPBA	2500 Kbps	MPLS CDR	ePVC	NA	NA	NA
SWEK	8 Mbps	MPLS Access	access loop	NA	NA	NA
SWEK	8 Mbps	MPLS Port	PORT	NA	NA	NA
SWEK	2048 Kbps	MPLS CDR	ePVC	NA	NA	NA
SWEK	2 Mbps	MPLS Access	access loop	NA	NA	NA
SWEK	2 Mbps	MPLS Port	PORT	NA	NA	NA
SWEK	512 Kbps	MPLS CDR	ePVC	NA	NA	NA
SWLS	34 Mbps	MPLS Access	access loop	NA	NA	NA
SWLS	34 Mbps	MPLS Port	PORT	NA	NA	NA
SWLS	8000 Kbps	MPLS CDR	ePVC	NA	NA	NA
SWLU	34 Mbps	MPLS Access	access loop	NA	NA	NA
SWLU	34 Mbps	MPLS Port	PORT	NA	NA	NA
SWLU	8000 Kbps	MPLS CDR	ePVC	NA	NA	NA
UKCA	34 Mbps	MPLS Access	access loop	NA	NA	NA
UKCA	34 Mbps	MPLS Port	PORT	NA	NA	NA
UKCA	8000 Kbps	MPLS CDR	ePVC	NA	NA	NA
UKCA	34 Mbps	MPLS Access	access loop	NA	NA	NA
UKCA	34 Mbps	MPLS Port	PORT	NA	NA	NA
UKCA	8000 Kbps	MPLS CDR	ePVC	NA	NA	NA
UKUX	34 Mbps	MPLS Access	access loop	NA	NA	NA
UKUX	34 Mbps	MPLS Port	PORT	NA	NA	NA
UKUX	8000 Kbps	MPLS CDR	ePVC	NA	NA	NA
UKUX	34 Mbps	MPLS Access	access loop	NA	NA	NA
UKUX	34 Mbps	MPLS Port	PORT	NA	NA	NA
UKUX	8000 Kbps	MPLS CDR	ePVC	NA	NA	NA
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop	NA	NA	NA
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
IBMB to USBO	OC3 Point to Point	Local Channel	access loop	NA	NA	NA
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
PRJU	T1 6 to 10 Miles	Local Channel	access loop	NA	NA	NA
PRJU	PRI	Primary Rate Interface	Feature	NA	NA	NA
USAM	T1 0 to 5 Miles	Local Channel	access loop	NA	NA	NA
USAM	PRI	Primary Rate Interface	Feature	NA	NA	NA
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USBO	T1 6 to 10 Miles	Local Channel	access loop	NA	NA	NA
USBO	PRI	Primary Rate Interface	Feature	NA	NA	NA
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USCA	T1 11 to 20 Miles	Local Channel	access loop	NA	NA	NA
USDC	T1 0 to 5 Miles	Local Channel	access loop	NA	NA	NA
USDC	PRI	Primary Rate Interface	Feature	NA	NA	NA
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USFM	PRI	Primary Rate Interface	Feature	NA	NA	NA
USFM	T1 11 to 20 Miles	Local Channel	access loop	NA	NA	NA
USLO	T1 11 to 20 Miles	Local Channel	access loop	NA	NA	NA
USLO	PRI	Primary Rate Interface	Feature	NA	NA	NA
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USMV	T1 11 to 20 Miles	Local Channel	access loop	NA	NA	NA
USPH	T1 0 to 5 Miles	Local Channel	access loop	NA	NA	NA
USRI	T1 11 to 20 Miles	Local Channel	access loop	NA	NA	NA
USRI	PRI	Primary Rate Interface	Feature	NA	NA	NA
USSF	T1 11 to 20 Miles	Local Channel	access loop	NA	NA	NA
USSF	PRI	Primary Rate Interface	Feature	NA	NA	NA
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USTO	T1 11 to 20 Miles	Local Channel	access loop	NA	NA	NA
USTO	PRI	Primary Rate Interface	Feature	NA	NA	NA
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USWA	T1 6 to 10 Miles	Local Channel	access loop	NA	NA	NA
USWA	PRI	Primary Rate Interface	Feature	NA	NA	NA

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 7 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

Year 1 Month 4	Year 1 Month 5	Year 1 Month 6	Year 1 Month 7	Year 1 Month 8	Year 1 Month 9	Year 1 Month 10	Year 1 Month 11	Year 1 Month 12	5 Year Term					Optional One Year Extensions
									2009	2010	2011	2012	2013	2014	2015	2016
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	4	4	4	4	4	4	4
NA	NA	NA	0	0	0	0	0	0	0	4	4	4	4	4	4	4
NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	NA	0	0	0	0	0	0	0	4	4	4	4	4	4	4
NA	NA	NA	0	0	0	0	0	0	0	4	4	4	4	4	4	4
NA	NA	NA	0	0	0	0	0	0	0	3	3	3	3	3	3	3
NA	NA	NA	0	0	0	0	0	0	0	5	5	5	5	5	5	5
NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	23	23	23	23	23	23	23
NA	NA	NA	0	0	0	0	0	0	0	4	4	4	4	4	4	4
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	7	7	7	7	7	7	7
NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	3	3	3	3	3	3	3
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	NA	0	0	0	0	0	0	0	7	7	7	7	7	7	7
NA	NA	NA	0	0	0	0	0	0	0	4	4	4	4	4	4	4
NA	NA	NA	0	0	0	0	0	0	0	3	3	3	3	3	3	3
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	3	3	3	3	3	3	3
NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	NA	0	0	0	0	0	0	0	6	6	6	6	6	6	6
NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	69	69	69	69	69	69	69
NA	NA	NA	0	0	0	0	0	0	0	7	7	7	7	7	7	7
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	27	27	27	27	27	27	27
NA	NA	NA	0	0	0	0	0	0	0	16	16	16	16	16	16	16
NA	NA	NA	0	0	0	0	0	0	0	3	3	3	3	3	3	3

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 8 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

Site Name	Primary or Backup	Additional Comments
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.
Amgen Inc. (Distribution Center in Louisville)		Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)		This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)		This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)		Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)		Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO.
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)		Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)		Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 9 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Year 1 Month 1	Year 1 Month 2	Year 1 Month 3
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	NA	NA	NA
USFM to USBO	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USAM to USRI	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USTO to USBO	Data (DS3)	Data (DS3)		NA	NA	NA
PRJU to USBO	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USAM to USRI	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USLO to USTO	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USTO to USSF	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USSF to USBO	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USTO to USLO	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USTO to USLO	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USBO to USBO	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USBO to USTO	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USWA to USBO	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USBO to USAM	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USWA to USTO	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USPH to USPH	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USBO to PRJU	T-1 (Voice)	T-1 (Voice)		NA	NA	NA
USSF	ISDN-PRI	ISDN-PRI		NA	NA	NA
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit	NA	NA	NA
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit	NA	NA	NA
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit	NA	NA	NA
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit	NA	NA	NA
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit	NA	NA	NA
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit	NA	NA	NA
	EMEA			NA	NA	NA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users	NA	NA	NA
	BB users with IPSec	RAS Client software	# of Users	NA	NA	NA
	BB users with SSL	RAS Client software	# of Users	NA	NA	NA
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub	NA	NA	NA
	U.S.			NA	NA	NA
	Dial users	150 Hr Dial Plan	# of Users	NA	NA	NA
	BB users with IPSec	RAS Client software	# of Users	NA	NA	NA
	BB SSL Users	RAS Client software	# of Users	NA	NA	NA
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub	NA	NA	NA
	AP			NA	NA	NA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users	NA	NA	NA
	BB users with IPSec	RAS Client software	# of Users	NA	NA	NA
	BB SSL Users	RAS Client software	# of Users	NA	NA	NA
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub	NA	NA	NA
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE	NA	NA	NA
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits	NA	NA	NA
CNHK	Hong Kong	VPN office Device	# Remote CPE	NA	NA	NA
CNHK	Hong Kong	Broadband ISP Access	# Circuits	NA	NA	NA
INMU	India	VPN office Device	# Remote CPE	NA	NA	NA
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access		NA	NA	NA
AUNZ	NZ	VPN office Device	# Remote CPE	NA	NA	NA
AUNZ	NZ	Broadband ISP Access	# Circuits	NA	NA	NA
CAON	Canada	VPN office Device	# Remote CPE	NA	NA	NA
CAON	Canada	Broadband ISP Access	# Circuits	NA	NA	NA
EETA	Estonia	VPN office Device	# Remote CPE	NA	NA	NA
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access		NA	NA	NA
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE	NA	NA	NA
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits	NA	NA	NA
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE	NA	NA	NA
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits	NA	NA	NA
No site code	Czech	VPN office Device	# Remote CPE	NA	NA	NA
No site code	Czech	Broadband ISP Access	# Circuits	NA	NA	NA
No site code	Hungary	VPN office Device	# Remote CPE	NA	NA	NA
No site code	Hungary	Broadband ISP Access	# Circuits	NA	NA	NA
No site code	Portugal	VPN office Device	# Remote CPE	NA	NA	NA
No site code	Portugal	Broadband ISP Access	# Circuits	NA	NA	NA
BRBR	Brazil	VPN office Device	# Remote CPE	NA	NA	NA
BRBR	Brazil	Broadband ISP Access	# Circuits	NA	NA	NA
MXMC	Mexico City	VPN office Device	# Remote CPE	NA	NA	NA
MXMC	Mexico City	Broadband ISP Access	# Circuits	NA	NA	NA

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 10 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

									5 year Term					Optional One Year Extensions
Year 1 Month 4	Year 1 Month 5	Year 1 Month 6	Year 1 Month 7	Year 1 Month 8	Year 1 Month 9	Year 1 Month 10	Year 1 Month 11	Year 1 Month 12	2009	2010	2011	2012	2013	2014	2015	2016
NA	NA	NA	0	0	0	0	0	0	0	6	6	6	6	6	6	6

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	NA	0	0	0	0	2	2	2	2	2	2	2	2	2	2
NA	NA	NA	0	0	0	0	2	2	2	2	2	2	2	2	2	2
NA	NA	NA	0	0	0	0	0	0
NA	NA	NA	0	0	0	0	0	0	0	68	68	68	68	68	68	68
NA	NA	NA	0	0	0	0	0	0	0	1738	1738	1738	1738	1738	1738	1738
NA	NA	NA	0	0	0	0	0	0	0	920	920	920	920	920	920	920
NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	NA	0	0	0	0	0	0	0	0	0	0	0	0	0	0

NA	NA	NA	0	0	0	0	0	0	0	283	283	283	283	283	283	283

NA	NA	NA	0	0	0	0	0	0	0	7035	7035	7035	7035	7035	7035	7035

NA	NA	NA	0	0	0	0	0	0	0	4000	4000	4000	4000	4000	4000	4000

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	0	0	0	0	0	0

NA	NA	NA	0	0	0	0	0	0	0	6	6	6	6	6	6	6

NA	NA	NA	0	0	0	0	0	0	0	146	146	146	146	146	146	146

NA	NA	NA	0	0	0	0	0	0	0	80	80	80	80	80	80	80

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	3	3	3	3	3	3	3

NA	NA	NA	0	0	0	0	0	0	0	3	3	3	3	3	3	3

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	0	0	0	0	0	0

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	0	0	0	0	0	0

NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2

NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2

NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2

NA	NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1

NA	NA	NA	0	0	0	0	0	0	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 11 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

Site Name	Primary or Backup	Additional Comments
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)

Amgen Limited (Cambridge, UK)

Amgen Inc. (Colorado - Boulder & Longmont)

Amgen Inc. (Thousand Oaks)

IBM Boulder

IBM Columbus

Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		DSL access - Enhanced Plus
Amgen Hong Kong		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong		DSL access - Enhanced Plus
Amgen India (Mumbai)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd		GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)		DSL access - Enhanced Premium
Amgen Estonia (Tallinn)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse		DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse		DSL access - Enhanced Standard
Portugal Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse		DSL access - Enhanced Standard
Amgen Brazil (Brasilia)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)		GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)		GMIS - 256k with Managed Router

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 12 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Year 1 Month 1	Year 1 Month 2	Year 1 Month 3	Year 1 Month 4
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE	NA	NA	NA	NA
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits	NA	NA	NA	NA
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE	NA	NA	NA	NA
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE	NA	NA	NA	NA
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE	NA	NA	NA	NA
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE	NA	NA	NA	NA
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	NA	NA	NA	NA
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	NA	NA	NA	NA
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs	NA	NA	NA	NA
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs	NA	NA	NA	NA
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs	NA	NA	NA	NA
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs	NA	NA	NA	NA
VOICE CARRIER PRICING
	Outbound Switched		Minutes	NA	NA	NA	NA
	Outbound Ded		Minutes	NA	NA	NA	NA
	Outbound Fully Connected		Minutes	NA	NA	NA	NA
	Inbound Switched		Minutes	NA	NA	NA	NA
	Inbound Dedicated		Minutes	NA	NA	NA	NA
	California Interlata		Minutes	NA	NA	NA	NA
	Colorado Interlata		Minutes	NA	NA	NA	NA
	Kentucky Interlata		Minutes	NA	NA	NA	NA
	Massachusetts Interlata		Minutes	NA	NA	NA	NA
	RhodeIsland Interlata		Minutes	NA	NA	NA	NA
	Washington Interlata		Minutes	NA	NA	NA	NA
	WashingtonDC Interlata		Minutes	NA	NA	NA	NA
	California Intralata		Minutes	NA	NA	NA	NA
	Colorado Intralata		Minutes	NA	NA	NA	NA
	Kentucky Intralata		Minutes	NA	NA	NA	NA
	Massachusetts Intralata		Minutes	NA	NA	NA	NA
	RhodeIsland Intralata		Minutes	NA	NA	NA	NA
	Washington Intralata		Minutes	NA	NA	NA	NA
	WashingtonDC Intralata		Minutes	NA	NA	NA	NA
	California Interlata		Minutes	NA	NA	NA	NA
	Colorado Interlata		Minutes	NA	NA	NA	NA
	Kentucky Interlata		Minutes	NA	NA	NA	NA
	Massachusetts Interlata		Minutes	NA	NA	NA	NA
	RhodeIsland Interlata		Minutes	NA	NA	NA	NA
	Washington Interlata		Minutes	NA	NA	NA	NA
	WashingtonDC Interlata		Minutes	NA	NA	NA	NA
	California Intralata		Minutes	NA	NA	NA	NA
	Colorado Intralata		Minutes	NA	NA	NA	NA
	Kentucky Intralata		Minutes	NA	NA	NA	NA
	Massachusetts Intralata		Minutes	NA	NA	NA	NA
	RhodeIsland Intralata		Minutes	NA	NA	NA	NA
	Washington Intralata		Minutes	NA	NA	NA	NA
	WashingtonDC Intralata		Minutes	NA	NA	NA	NA

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 13 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

								5 Year Term					Optional One Year Extensions
Year 1 Month 5	Year 1 Month 6	Year 1 Month 7	Year 1 Month 8	Year 1 Month 9	Year 1 Month 10	Year 1 Month 11	Year 1 Month 12	2009	2010	2011	2012	2013	2014	2015	2016
NA	NA	0	0	0	0	0	0	0	6	6	6	6	6	6	6
NA	NA	0	0	0	0	0	0	0	6	6	6	6	6	6	6
NA	NA	0	0	0	0	0	0	0	21	21	21	21	21	21	21
NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	0	0	0	0	0	0	0	1	1	1	1	1	1	1
NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2
NA	NA	0	0	0	0	0	0	0	2	2	2	2	2	2	2

NA	NA	16,200	16,200	16,200	16,200	16,200	16,200	16,200	16,200	16,200	16,200	16,200	16,200	16,200	16,200
NA	NA	544,419	544,419	544,419	544,419	544,419	544,419	544,419	544,419	544,419	544,419	544,419	544,419	544,419	544,419
NA	NA	8,481	8,481	8,481	8,481	8,481	8,481	8,481	8,481	8,481	8,481	8,481	8,481	8,481	8,481
NA	NA	24,592	24,592	24,592	24,592	24,592	24,592	24,592	24,592	24,592	24,592	24,592	24,592	24,592	24,592
NA	NA	409,887	409,887	409,887	409,887	409,887	409,887	409,887	409,887	409,887	409,887	409,887	409,887	409,887	409,887
NA	NA	503,970	503,970	503,970	503,970	503,970	503,970	503,970	503,970	503,970	503,970	503,970	503,970	503,970	503,970
NA	NA	14,244	14,244	14,244	14,244	14,244	14,244	14,244	14,244	14,244	14,244	14,244	14,244	14,244	14,244
NA	NA	712	712	712	712	712	712	712	712	712	712	712	712	712	712
NA	NA	3,519	3,519	3,519	3,519	3,519	3,519	3,519	3,519	3,519	3,519	3,519	3,519	3,519	3,519
NA	NA	234	234	234	234	234	234	234	234	234	234	234	234	234	234
NA	NA	33,849	33,849	33,849	33,849	33,849	33,849	33,849	33,849	33,849	33,849	33,849	33,849	33,849	33,849
NA	NA	2,209	2,209	2,209	2,209	2,209	2,209	2,209	2,209	2,209	2,209	2,209	2,209	2,209	2,209
NA	NA	275,067	275,067	275,067	275,067	275,067	275,067	275,067	275,067	275,067	275,067	275,067	275,067	275,067	275,067
NA	NA	7,774	7,774	7,774	7,774	7,774	7,774	7,774	7,774	7,774	7,774	7,774	7,774	7,774	7,774
NA	NA	388	388	388	388	388	388	388	388	388	388	388	388	388	388
NA	NA	1,921	1,921	1,921	1,921	1,921	1,921	1,921	1,921	1,921	1,921	1,921	1,921	1,921	1,921
NA	NA	128	128	128	128	128	128	128	128	128	128	128	128	128	128
NA	NA	18,475	18,475	18,475	18,475	18,475	18,475	18,475	18,475	18,475	18,475	18,475	18,475	18,475	18,475
NA	NA	1,205	1,205	1,205	1,205	1,205	1,205	1,205	1,205	1,205	1,205	1,205	1,205	1,205	1,205
NA	NA	12,494	12,494	12,494	12,494	12,494	12,494	12,494	12,494	12,494	12,494	12,494	12,494	12,494	12,494
NA	NA	353	353	353	353	353	353	353	353	353	353	353	353	353	353
NA	NA	18	18	18	18	18	18	18	18	18	18	18	18	18	18
NA	NA	87	87	87	87	87	87	87	87	87	87	87	87	87	87
NA	NA	6	6	6	6	6	6	6	6	6	6	6	6	6	6
NA	NA	839	839	839	839	839	839	839	839	839	839	839	839	839	839
NA	NA	55	55	55	55	55	55	55	55	55	55	55	55	55	55
NA	NA	32,797	32,797	32,797	32,797	32,797	32,797	32,797	32,797	32,797	32,797	32,797	32,797	32,797	32,797
NA	NA	927	927	927	927	927	927	927	927	927	927	927	927	927	927
NA	NA	46	46	46	46	46	46	46	46	46	46	46	46	46	46
NA	NA	229	229	229	229	229	229	229	229	229	229	229	229	229	229
NA	NA	15	15	15	15	15	15	15	15	15	15	15	15	15	15
NA	NA	2,203	2,203	2,203	2,203	2,203	2,203	2,203	2,203	2,203	2,203	2,203	2,203	2,203	2,203
NA	NA	144	144	144	144	144	144	144	144	144	144	144	144	144	144

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 14 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

Site Name	Primary or Backup	Additional Comments
Amgen Boston, Amgen Partner Site @ Jacob's Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob's Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE: USOH indicated as closed in Site list.
Amgen Boston, Amgen Partner Site @ Jacob's Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob's Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		ADSL - 1.5M/384k Note USOH indicated as closed in Site list.
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
IBM Boulder
IBM Columbus
IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 15 of 17	Tab: Carrier Baselines

Tab: Carrier Baselines	Attachment 4-D

				Year 1	Year 1	Year 1	Year 1	Year 1	Year 1	Year 1	Year 1	Year 1
Site Code	Description	Definition	Unit of Measure	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9
	California		Minutes	NA	NA	NA	NA	NA	NA	1,748	1,748	1,748
	Colorado		Minutes	NA	NA	NA	NA	NA	NA	49	49	49
	Kentucky		Minutes	NA	NA	NA	NA	NA	NA	3	3	3
	Massachusetts		Minutes	NA	NA	NA	NA	NA	NA	12	12	12
	RhodeIsland		Minutes	NA	NA	NA	NA	NA	NA	1	1	1
	Washington		Minutes	NA	NA	NA	NA	NA	NA	117	117	117
	WashingtonDC		Minutes	NA	NA	NA	NA	NA	NA	8	8	8
	California		Minutes	NA	NA	NA	NA	NA	NA	200	200	200
	Colorado		Minutes	NA	NA	NA	NA	NA	NA	6	6	6
	Washington		Minutes	NA	NA	NA	NA	NA	NA	16	16	16

	California Interlata		Minutes	NA	NA	NA	NA	NA	NA	348	348	348
	California Intralata		Minutes	NA	NA	NA	NA	NA	NA	1,271	1,271	1,271

	California Interlata		Minutes	NA	NA	NA	NA	NA	NA	23,303	23,303	23,303
	California Intralata		Minutes	NA	NA	NA	NA	NA	NA	68,666	68,666	68,666

	CANADA		Minutes	NA	NA	NA	NA	NA	NA	222	222	222
	SWITZERLAND		Minutes	NA	NA	NA	NA	NA	NA	362	362	362
	Switzerland - Mobile		Minutes	NA	NA	NA	NA	NA	NA	92	92	92

	CANADA		Minutes	NA	NA	NA	NA	NA	NA	22,694	22,694	22,694
	GERMANY		Minutes	NA	NA	NA	NA	NA	NA	11,015	11,015	11,015
	Germany - Mobile		Minutes	NA	NA	NA	NA	NA	NA	3,119	3,119	3,119
	SPAIN		Minutes	NA	NA	NA	NA	NA	NA	11,015	11,015	11,015
	Spain - Mobile		Minutes	NA	NA	NA	NA	NA	NA	3,119	3,119	3,119
	SWITZERLAND		Minutes	NA	NA	NA	NA	NA	NA	11,015	11,015	11,015
	Switzerland - Mobile		Minutes	NA	NA	NA	NA	NA	NA	3,119	3,119	3,119
	UNITED KINGDOM		Minutes	NA	NA	NA	NA	NA	NA	11,015	11,015	11,015
	United Kingdom - Mobile		Minutes	NA	NA	NA	NA	NA	NA	3,119	3,119	3,119

	CANADA		Minutes	NA	NA	NA	NA	NA	NA	565	565	565

	CANADA		Minutes	NA	NA	NA	NA	NA	NA	739	739	739
	MEXICO		Minutes	NA	NA	NA	NA	NA	NA	119	119	119

	Interstate		Minutes	NA	NA	NA	NA	NA	NA	199,967	199,967	199,967
	California Interlata		Minutes	NA	NA	NA	NA	NA	NA	41,123	41,123	41,123
	California Intralata		Minutes	NA	NA	NA	NA	NA	NA	19,192	19,192	19,192

	CANADA		Minutes	NA	NA	NA	NA	NA	NA	406	406	406
	SWITZERLAND		Minutes	NA	NA	NA	NA	NA	NA	12,704	12,704	12,704

	Domestic Reservationless-Toll Free Dial In		Minutes	NA	NA	NA	NA	NA	NA	0	0	0
	Domestic Reservationless-Toll Dial In		Minutes	NA	NA	NA	NA	NA	NA	0	0	0
	EMEA Reservationless-TF		Minutes	NA	NA	NA	NA	NA	NA	0	0	0
	EMEA Reservationless-DD		Minutes	NA	NA	NA	NA	NA	NA	0	0	0
	Asia/Pac Reservationless-TF		Minutes	NA	NA	NA	NA	NA	NA	0	0	0
	Asia/Pac Reservationless- DD		Minutes	NA	NA	NA	NA	NA	NA	0	0	0
	Standard Operator Assisted-Toll Free		Minutes	NA	NA	NA	NA	NA	NA	0	0	0
	Standard Operator Assisted-Toll		Minutes	NA	NA	NA	NA	NA	NA	0	0	0
	Premier Toll-Free Dial-In		Minutes	NA	NA	NA	NA	NA	NA	0	0	0
	Premier Toll Dial-In		Minutes	NA	NA	NA	NA	NA	NA	0	0	0
	Named User Subscription- (2500 to 4999)		Users	NA	NA	NA	NA	NA	NA	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 16 of 17	Tab: Carrier Baseline

Tab: Carrier Baselines	Attachment 4-D

Year 1	Year 1	Year 1	5 Year Term					Optional One Year Extensions
Month 10	Month 11	Month 12	2009	2010	2011	2012	2013	2014	2015	2016	Site Name	Primary or Backup	Additional Comment
1,748	1,748	1,748	1,748	1,748	1,748	1,748	1,748	1,748	1,748	1,748
49	49	49	49	49	49	49	49	49	49	49
3	3	3	3	3	3	3	3	3	3	3
12	12	12	12	12	12	12	12	12	12	12
1	1	1	1	1	1	1	1	1	1	1
117	117	117	117	117	117	117	117	117	117	117
8	8	8	8	8	8	8	8	8	8	8
200	200	200	200	200	200	200	200	200	200	200
6	6	6	6	6	6	6	6	6	6	6
16	16	16	16	16	16	16	16	16	16	16

348	348	348	348	348	348	348	348	348	348	348
1,271	1,271	1,271	1,271	1,271	1,271	1,271	1,271	1,271	1,271	1,271

23,303	23,303	23,303	23,303	23,303	23,303	23,303	23,303	23,303	23,303	23,303
68,666	68,666	68,666	68,666	68,666	68,666	68,666	68,666	68,666	68,666	68,666

222	222	222	222	222	222	222	222	222	222	222
362	362	362	362	362	362	362	362	362	362	362
92	92	92	92	92	92	92	92	92	92	92

22,694	22,694	22,694	22,694	22,694	22,694	22,694	22,694	22,694	22,694	22,694
11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015
3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119
11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015
3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119
11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015
3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119
11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015
3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119

565	565	565	565	565	565	565	565	565	565	565

739	739	739	739	739	739	739	739	739	739	739
119	119	119	119	119	119	119	119	119	119	119

199,967	199,967	199,967	199,967	199,967	199,967	199,967	199,967	199,967	199,967	199,967
41,123	41,123	41,123	41,123	41,123	41,123	41,123	41,123	41,123	41,123	41,123
19,192	19,192	19,192	19,192	19,192	19,192	19,192	19,192	19,192	19,192	19,192

406	406	406	406	406	406	406	406	406	406	406
12,704	12,704	12,704	12,704	12,704	12,704	12,704	12,704	12,704	12,704	12,704

0	0	0	-	3,462,580	3,462,580	3,462,580	3,462,580	3,462,580	3,462,580	3,462,580
0	0	0	-	301,094	301,094	301,094	301,094	301,094	301,094	301,094
0	0	0	-	272,238	272,238	272,238	272,238	272,238	272,238	272,238
0	0	0	-	91,693	91,693	91,693	91,693	91,693	91,693	91,693
0	0	0	-	15,953	15,953	15,953	15,953	15,953	15,953	15,953
0	0	0	-	343	343	343	343	343	343	343
0	0	0	-	99,906	99,906	99,906	99,906	99,906	99,906	99,906
0	0	0	-	8,833	8,833	8,833	8,833	8,833	8,833	8,833
0	0	0	-	99,906	99,906	99,906	99,906	99,906	99,906	99,906
0	0	0	-	8,833	8,833	8,833	8,833	8,833	8,833	8,833
0	0	0	-	4,442	4,442	4,442	4,442	4,442	4,442	4,442

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 17 of 17	Tab: Carrier Baseline

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016
	Managed Network Services							Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
	DATA CARRIER PRICING
IBMB	MPLS Access - OC3	MPLS Access	access loop		primary	Will be utilizing IBM Boulder Private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center	primary		United States	0	1	1	1	1	1	1	1
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center	primary		United States	0	1	1	1	1	1	1	1
IBMB	MPLS Access - OC3	MPLS Access	access loop		backup	Will be utilizing IBM Boulder Private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center	backup		United States	0	1	1	1	1	1	1	1
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center	backup		United States	0	1	1	1	1	1	1	1
IBMC	MPLS Access - OC3	MPLS Access	access loop	IBM Columbus data center	primary		United States	0	1	1	1	1	1	1	1
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Columbus data center	primary		United States	0	1	1	1	1	1	1	1
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Columbus data center	primary		United States	0	1	1	1	1	1	1	1
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	1	1	1	1	1	1	1
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	1	1	1	1	1	1	1
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	1	1	1	1	1	1	1
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)	Backup		Puerto Rico	0	1	1	1	1	1	1	1
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)	backup		Puerto Rico	0	1	1	1	1	1	1	1
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)	backup		Puerto Rico	0	1	1	1	1	1	1	1
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	1	1	1	1	1	1	1
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)	primary		United States	0	1	1	1	1	1	1	1
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)	primary		United States	0	1	1	1	1	1	1	1
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	1	1	1	1	1	1	1
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)	backup		United States	0	1	1	1	1	1	1	1
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)	backup		United States	0	1	1	1	1	1	1	1
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	1	1	1	1	1	1	1
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	1	1	1	1	1	1	1
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	1	1	1	1	1	1	1
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	1	1	1	1	1	1	1
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	1	1	1	1	1	1	1
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	1	1	1	1	1	1	1
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Camarillo Aviation	primary		United States	0	1	1	1	1	1	1	1
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Camarillo Aviation	primary		United States	0	1	1	1	1	1	1	1
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Camarillo Aviation	primary		United States	0	1	1	1	1	1	1	1
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	1	1	1	1	1	1	1
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	1	1	1	1	1	1	1
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	1	1	1	1	1	1	1
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	1	1	1	1	1	1	1
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	1	1	1	1	1	1	1

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	1	1	1	1	1	1	1
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	1	1	1	1	1	1	1
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	1	1	1	1	1	1	1
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	1	1	1	1	1	1	1
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	1	1	1	1	1	1	1
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	1	1	1	1	1	1	1
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	1	1	1	1	1	1	1
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)	primary		United States	0	1	1	1	1	1	1	1
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)	primary		United States	0	1	1	1	1	1	1	1
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)	backup		United States	0	1	1	1	1	1	1	1
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)	backup		United States	0	1	1	1	1	1	1	1
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)	primary		United States	0	1	1	1	1	1	1	1
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)	backup		United States	0	1	1	1	1	1	1	1
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	1	1	1	1	1	1	1
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	1	1	1	1	1	1	1
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	1	1	1	1	1	1	1
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	1	1	1	1	1	1	1
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	1	1	1	1	1	1	1
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	1	1	1	1	1	1	1
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	1	1	1	1	1	1	1
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	1	1	1	1	1	1	1
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	1	1	1	1	1	1	1
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	1	1	1	1	1	1	1
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	1	1	1	1	1	1	1
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	1	1	1	1	1	1	1
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)	primary		United States	0	1	1	1	1	1	1	1
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)	primary		United States	0	1	1	1	1	1	1	1
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)	primary		United States	0	1	1	1	1	1	1	1
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)	backup		United States	0	1	1	1	1	1	1	1
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)	backup		United States	0	1	1	1	1	1	1	1
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)	backup		United States	0	1	1	1	1	1	1	1
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	1	1	1	1	1	1	1
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	1	1	1	1	1	1	1
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	1	1	1	1	1	1	1
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	1	1	1	1	1	1	1
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	1	1	1	1	1	1	1
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	1	1	1	1	1	1	1
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)	primary		United States	0	1	1	1	1	1	1	1
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)	primary		United States	0	1	1	1	1	1	1	1

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)	primary		United States	0	1	1	1	1	1	1	1
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)	backup		United States	0	1	1	1	1	1	1	1
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)	backup		United States	0	1	1	1	1	1	1	1
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)	backup		United States	0	1	1	1	1	1	1	1
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen San Diego	primary		United States	0	1	1	1	1	1	1	1
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen San Diego	primary		United States	0	1	1	1	1	1	1	1
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen San Diego	primary		United States	0	1	1	1	1	1	1	1
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)	primary		United States	0	1	1	1	1	1	1	1
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)	primary		United States	0	1	1	1	1	1	1	1
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)	primary		United States	0	1	1	1	1	1	1	1
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)	backup		United States	0	1	1	1	1	1	1	1
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)	backup		United States	0	1	1	1	1	1	1	1
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)	backup		United States	0	1	1	1	1	1	1	1
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)	primary		United States	0	1	1	1	1	1	1	1
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)	primary		United States	0	1	1	1	1	1	1	1
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)	primary		United States	0	1	1	1	1	1	1	1
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)	backup		United States	0	1	1	1	1	1	1	1
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)	backup		United States	0	1	1	1	1	1	1	1
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)	backup		United States	0	1	1	1	1	1	1	1
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	1	1	1	1	1	1	1
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	1	1	1	1	1	1	1
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	1	1	1	1	1	1	1
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	1	1	1	1	1	1	1
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	1	1	1	1	1	1	1
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	1	1	1	1	1	1	1

AEDU	512 Kbps	MPLS Access	access loop	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
AEDU	512 Mbps	MPLS Port	PORT	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
AEDU	128 Kbps	MPLS CDR	ePVC	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
ATVI	8 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	8 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	2048 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	2 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
ATVI	2 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
ATVI	512 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUBR	8 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	8 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016
AUBR	2 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUBR	2 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUBR	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	8 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	8 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	2 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	2 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUVI	8 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	8 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	2048 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	2 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUVI	2 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUVI	512 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
BEBR	8 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	8 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	2048 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	2 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
BEBR	2 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
BEBR	512 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
CABN	8 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	8 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	2048 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	6 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CABN	6 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CABN	1536 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 4 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CZPR	8 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	8 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2048 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
CZPR	512 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
DEHE	8 Mbps	MPLS Access	access loop	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	8 Mbps	MPLS Port	PORT	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	2 Mbps	MPLS Access	access loop	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
DEHE	2 Mbps	MPLS Port	PORT	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
DEHE	512 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
FNLD	8 Mbps	MPLS Access	access loop	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	8 Mbps	MPLS Port	PORT	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	2 Mbps	MPLS Access	access loop	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FNLD	2 Mbps	MPLS Port	PORT	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FNLD	512 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GERB	8 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	8 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	2048 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	2 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GERB	2 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GERB	512 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GRAT	4 Mbps	MPLS Access	access loop	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
GRAT	4 Mbps	MPLS Port	PORT	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
GRAT	1024 Kbps	MPLS CDR	ePVC	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
HUBU	8 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	8 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	2048 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	2 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
HUBU	2 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
HUBU	512 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
IEDU	4 Mbps	MPLS Access	access loop	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
IEDU	4 Mbps	MPLS Port	PORT	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
IEDU	1024 Kbps	MPLS CDR	ePVC	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
ITMI	8 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	8 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	2048 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	4 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
ITMI	4 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
ITMI	1024 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
LTVI	4 Mbps	MPLS Access	access loop	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LTVI	4 Mbps	MPLS Port	PORT	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LTVI	1024 Kbps	MPLS CDR	ePVC	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 5 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016
LVRI	512 Kbps	MPLS Access	access loop	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
LVRI	512 Mbps	MPLS Port	PORT	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
LVRI	128 Kbps	MPLS CDR	ePVC	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
NEBR	34 Mbps	MPLS Access	access loop	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NEBR	34 Mbps	MPLS Port	PORT	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NEBR	8000 Kbps	MPLS CDR	ePVC	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NETB	34 Mbps	MPLS Access	access loop	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NETB	34 Mbps	MPLS Port	PORT	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NETB	8000 Kbps	MPLS CDR	ePVC	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NOOS	8 Mbps	MPLS Access	access loop	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	8 Mbps	MPLS Port	PORT	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	2 Mbps	MPLS Access	access loop	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
NOOS	2 Mbps	MPLS Port	PORT	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
NOOS	512 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
PLWA	8 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	8 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	2048 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	2 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
PLWA	2 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
PLWA	512 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
POLI	8 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	8 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	2048 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	2 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
POLI	2 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
POLI	512 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
RUMO	512 Kbps	MPLS Access	access loop	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
RUMO	512 Mbps	MPLS Port	PORT	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
RUMO	128 Kbps	MPLS CDR	ePVC	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SWEK	8 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	8 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	2 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWEK	2 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWEK	512 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWLS	34 Mbps	MPLS Access	access loop	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLS	34 Mbps	MPLS Port	PORT	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 6 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016
SWLS	8000 Kbps	MPLS CDR	ePVC	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLU	34 Mbps	MPLS Access	access loop	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
SWLU	34 Mbps	MPLS Port	PORT	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
SWLU	8000 Kbps	MPLS CDR	ePVC	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop	IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0	4	4	4	4	4	4	4
IBMB to IBMC	OC3 1001 - 1500	# of Cir in this mile range	Inter Office Channel	IBM Boulder to IBM Columbus			United States	0	4	4	4	4	4	4	4
IBMB to USBO	OC3 Point to Point	Local Channel	access loop	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0	2	2	2	2	2	2	2
IBMB to USBO	OC3 0 - 100	# of Cir in this mile range	Inter Office Channel	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	4	4	4	4	4	4	4
PRJU	T1 6 to 10 Miles	Local Channel	access loop	Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.	Puerto Rico	0	4	4	4	4	4	4	4
PRJU	PRI	Primary Rate Interface	Feature	Amgen Manufacturing, Limited (Puerto Rico)			Puerto Rico	0	3	3	3	3	3	3	3
USAM	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.	United States	0	5	5	5	5	5	5	5
USAM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Cambridge, MA)			United States	0	2	2	2	2	2	2	2
USAM to USDC	T1.5 301 - 500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)			United States	0	1	1	1	1	1	1	1
USAM to USRI	T1.5 0 - 300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	1	1	1	1	1	1	1

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 7 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016
USBO	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.	United States	0	23	23	23	23	23	23	23
USBO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	4	4	4	4	4	4	4
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	1	1	1	1	1	1	1
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)			United States	0	1	1	1	1	1	1	1
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	7	7	7	7	7	7	7
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)			United States	0	2	2	2	2	2	2	2
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel	USBO to USWA			United States	0	1	1	1	1	1	1	1
USCA	T1 11 to 20 Miles	Local Channel	access loop	Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.	United States	0	1	1	1	1	1	1	1
USDC	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.	United States	0	3	3	3	3	3	3	3
USDC	PRI	Primary Rate Interface	Feature	Amgen Inc. (Global Government Affairs in D.C.)			United States	0	1	1	1	1	1	1	1
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)			United States	0	1	1	1	1	1	1	1
USFM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Fremont)			United States	0	1	1	1	1	1	1	1
USFM	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.	United States	0	2	2	2	2	2	2	2
USLO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Distribution Center in Louisville)		Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.	United States	0	7	7	7	7	7	7	7
USLO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Distribution Center in Louisville)			United States	0	4	4	4	4	4	4	4
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)			United States	0	3	3	3	3	3	3	3
USMV	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Mountain View, CA)		This access loop is for Point to Point to USSF.	United States	0	1	1	1	1	1	1	1
USPH	T1 0 to 5 Miles	Local Channel	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)		This access loop is for Point to Point to USDC.	United States	0	1	1	1	1	1	1	1

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 8 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016
USRI	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Rhode Island)		Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.	United States	0	3	3	3	3	3	3	3
USRI	PRI	Primary Rate Interface	Feature	Amgen Inc. (Rhode Island)			United States	0	2	2	2	2	2	2	2
USSF	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (So. San Francisco)		Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO.	United States	0	6	6	6	6	6	6	6
USSF	PRI	Primary Rate Interface	Feature	Amgen Inc. (So. San Francisco)			United States	0	2	2	2	2	2	2	2
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	1	1	1	1	1	1	1
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)			United States	0	1	1	1	1	1	1	1
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)			United States	0	1	1	1	1	1	1	1
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)			United States	0	1	1	1	1	1	1	1
USTO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Thousand Oaks)		Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.	United States	0	69	69	69	69	69	69	69
USTO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Thousand Oaks)			United States	0	7	7	7	7	7	7	7
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation			United States	0	1	1	1	1	1	1	1
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)			United States	0	27	27	27	27	27	27	27
USWA	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Washington - Bothell & Seattle)		Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.	United States	0	16	16	16	16	16	16	16
USWA	PRI	Primary Rate Interface	Feature	Amgen Inc. (Washington - Bothell & Seattle)			United States	0	3	3	3	3	3	3	3
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)			United States	0	6	6	6	6	6	6	6
USFM to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)			United States	0	0	1	1	1	1	1	1
USAM to USRI	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	1	1	1	1	1	1
USTO to USBO	Data (DS3)	Data (DS3)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)			United States	0	0	1	1	1	1	1	1
PRJU to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	1	1	1	1	1	1

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 9 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016
USAM to USRI	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	1	1	1	1	1	1
USLO to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)			United States	0	0	1	1	1	1	1	1
USTO to USSF	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)			United States	0	0	1	1	1	1	1	1
USSF to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)			United States	0	0	1	1	1	1	1	1
USTO to USLO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)			United States	0	0	1	1	1	1	1	1
USTO to USLO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)			United States	0	0	1	1	1	1	1	1
USBO to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)			United States	0	0	1	1	1	1	1	1
USBO to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)			United States	0	0	1	1	1	1	1	1
USWA to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)			United States	0	0	1	1	1	1	1	1
USBO to USAM	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)			United States	0	0	1	1	1	1	1	1
USWA to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)			United States	0	0	1	1	1	1	1	1
USPH to USPH	T-1 (Voice)	T-1 (Voice)		Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)			United States	0	0	1	1	1	1	1	1
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	1	1	1	1	1	1
USBO to PRJU	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	1	1	1	1	1	1
USSF	ISDN-PRI	ISDN-PRI		Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)			United States	0	0	1	1	1	1	1	1

AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit	Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	2	2	2	2	2	2	2
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit	Amgen Inc. (Thousand Oaks)			United States	0	2	2	2	2	2	2	2
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit	IBM Boulder			United States	2	2	2	2	2	2	2	2
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit	IBM Columbus			United States	2	2	2	2	2	2	2	2

	EMEA						Netherlands	0	0	0	0	0	0	0	0
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users				Netherlands	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				Netherlands	0	0	0	0	0	0	0	0
	BB users with SSL	RAS Client software	# of Users				Netherlands	0	0	0	0	0	0	0	0
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 10 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016
	U.S.						United States	0	0	0	0	0	0	0	0
	Dial users	150 Hr Dial Plan	# of Users				United States	0	283	283	283	283	283	283	283
	BB users with IPSec	RAS Client software	# of Users				United States	0	7,035	7,035	7,035	7,035	7,035	7,035	7,035
	BB SSL Users	RAS Client software	# of Users				United States	0	4,000	4,000	4,000	4,000	4,000	4,000	4,000
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub	IBM Boulder			United States	0	1	1	1	1	1	1	1
	AP						Australia	0	0	0	0	0	0	0	0
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users				Australia	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				Australia	0	0	0	0	0	0	0	0
	BB SSL Users	RAS Client software	# of Users				Australia	0	0	0	0	0	0	0	0
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0

AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Australia	0	0	0	0	0	0	0	0
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		DSL access - Enhanced Plus	Australia	0	0	0	0	0	0	0	0
CNHK	Hong Kong	VPN office Device	# Remote CPE	Amgen Hong Kong		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0	0	0	0	0	0	0	0
CNHK	Hong Kong	Broadband ISP Access	# Circuits	Amgen Hong Kong		DSL access - Enhanced Plus	China	0	0	0	0	0	0	0	0
INMU	India	VPN office Device	# Remote CPE	Amgen India (Mumbai)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	India	0	0	0	0	0	0	0	0
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access		Amgen India (Mumbai)			India	0	0	0	0	0	0	0	0
AUNZ	NZ	VPN office Device	# Remote CPE	Amgen New Zealand Pty Ltd		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	New Zealand	0	0	0	0	0	0	0	0
AUNZ	NZ	Broadband ISP Access	# Circuits	Amgen New Zealand Pty Ltd		GMIS - 256k with Managed Router	New Zealand	0	0	0	0	0	0	0	0
CAON	Canada	VPN office Device	# Remote CPE	Amgen Canada Inc. (Ottawa)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Canada	0	0	0	0	0	0	0	0
CAON	Canada	Broadband ISP Access	# Circuits	Amgen Canada Inc. (Ottawa)		DSL access - Enhanced Premium	Canada	0	0	0	0	0	0	0	0
EETA	Estonia	VPN office Device	# Remote CPE	Amgen Estonia (Tallinn)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Estonia	0	0	0	0	0	0	0	0
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access		Amgen Estonia (Tallinn)			Estonia	0	0	0	0	0	0	0	0
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovak Republic	0	0	0	0	0	0	0	0
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		DSL access - Enhanced Standard Entry	Slovak Republic	0	0	0	0	0	0	0	0
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovenia	0	0	0	0	0	0	0	0
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		GMIS - 256k with Managed Router	Slovenia	0	0	0	0	0	0	0	0
No site code	Czech	VPN office Device	# Remote CPE	Czech Republic (ECP) remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Czech Republic	0	0	0	0	0	0	0	0
No site code	Czech	Broadband ISP Access	# Circuits	Czech Republic (ECP) remote warehouse		DSL access - Enhanced Standard	Czech Republic	0	0	0	0	0	0	0	0
No site code	Hungary	VPN office Device	# Remote CPE	Hungary (HungaroPharma) Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Hungary	0	0	0	0	0	0	0	0
No site code	Hungary	Broadband ISP Access	# Circuits	Hungary (HungaroPharma) Remote warehouse		DSL access - Enhanced Standard	Hungary	0	0	0	0	0	0	0	0
No site code	Portugal	VPN office Device	# Remote CPE	Portugal Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Portugal	0	0	0	0	0	0	0	0
No site code	Portugal	Broadband ISP Access	# Circuits	Portugal Remote warehouse		DSL access - Enhanced Standard	Portugal	0	0	0	0	0	0	0	0
BRBR	Brazil	VPN office Device	# Remote CPE	Amgen Brazil (Brasilia)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Brazil	0	1	1	1	1	1	1	1
BRBR	Brazil	Broadband ISP Access	# Circuits	Amgen Brazil (Brasilia)		GMIS - 256k with Managed Router	Brazil	0	1	1	1	1	1	1	1

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 11 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016
MXMC	Mexico City	VPN office Device	# Remote CPE	Amgen Mexico (Mexico City)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Mexico	0	1	1	1	1	1	1	1
MXMC	Mexico City	Broadband ISP Access	# Circuits	Amgen Mexico (Mexico City)		GMIS - 256k with Managed Router	Mexico	0	0	0	0	0	0	0	0
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.	United States	0	6	6	6	6	6	6	6
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		ADSL - 1.5M/384k Note USOH indicated as closed in Site list.	United States	0	6	6	6	6	6	6	6

	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United States	0	21	21	21	21	21	21	21
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0	0	0	0	0	0	0	0
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Ireland	0	0	0	0	0	0	0	0
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United Kingdom	0	0	0	0	0	0	0	0
	AVTS VPN Hub Equipment							0	0	0	0	0	0	0	0

IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder			United States	0	2	2	2	2	2	2	2
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Columbus			United States	0	2	2	2	2	2	2	2
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder & IBM Columbus			United States	0	2	2	2	2	2	2	2
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
	VOICE CARRIER PRICING								0	0	0	0	0	0	0
	Outbound Switched		Minutes				United States	16,200	16,200	16,200	16,200	16,200	16,200	16,200	16,200
	Outbound Ded		Minutes				United States	544,419	544,419	544,419	544,419	544,419	544,419	544,419	544,419
	Outbound Fully Connected		Minutes				United States	8,481	8,481	8,481	8,481	8,481	8,481	8,481	8,481
	Inbound Switched		Minutes				United States	24,592	24,592	24,592	24,592	24,592	24,592	24,592	24,592
	Inbound Dedicated		Minutes				United States	409,887	409,887	409,887	409,887	409,887	409,887	409,887	409,887

	California Interlata		Minutes				United States	503,970	503,970	503,970	503,970	503,970	503,970	503,970	503,970
	Colorado Interlata		Minutes				United States	14,244	14,244	14,244	14,244	14,244	14,244	14,244	14,244
	Kentucky Interlata		Minutes				United States	712	712	712	712	712	712	712	712
	Massachusetts Interlata		Minutes				United States	3,519	3,519	3,519	3,519	3,519	3,519	3,519	3,519
	RhodeIsland Interlata		Minutes				United States	234	234	234	234	234	234	234	234
	Washington Interlata		Minutes				United States	33,849	33,849	33,849	33,849	33,849	33,849	33,849	33,849
	WashingtonDC Interlata		Minutes				United States	2,209	2,209	2,209	2,209	2,209	2,209	2,209	2,209
	California Intralata		Minutes				United States	275,067	275,067	275,067	275,067	275,067	275,067	275,067	275,067
	Colorado Intralata		Minutes				United States	7,774	7,774	7,774	7,774	7,774	7,774	7,774	7,774
	Kentucky Intralata		Minutes				United States	388	388	388	388	388	388	388	388
	Massachusetts Intralata		Minutes				United States	1,921	1,921	1,921	1,921	1,921	1,921	1,921	1,921
	RhodeIsland Intralata		Minutes				United States	128	128	128	128	128	128	128	128
	Washington Intralata		Minutes				United States	18,475	18,475	18,475	18,475	18,475	18,475	18,475	18,475
	WashingtonDC Intralata		Minutes				United States	1,205	1,205	1,205	1,205	1,205	1,205	1,205	1,205

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 12 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016

	California Interlata		Minutes				United States	12,494	12,494	12,494	12,494	12,494	12,494	12,494	12,494
	Colorado Interlata		Minutes				United States	353	353	353	353	353	353	353	353
	Kentucky Interlata		Minutes				United States	18	18	18	18	18	18	18	18
	Massachusetts Interlata		Minutes				United States	87	87	87	87	87	87	87	87
	RhodeIsland Interlata		Minutes				United States	6	6	6	6	6	6	6	6
	Washington Interlata		Minutes				United States	839	839	839	839	839	839	839	839
	WashingtonDC Interlata		Minutes				United States	55	55	55	55	55	55	55	55
	California Intralata		Minutes				United States	32,797	32,797	32,797	32,797	32,797	32,797	32,797	32,797
	Colorado Intralata		Minutes				United States	927	927	927	927	927	927	927	927
	Kentucky Intralata		Minutes				United States	46	46	46	46	46	46	46	46
	Massachusetts Intralata		Minutes				United States	229	229	229	229	229	229	229	229
	RhodeIsland Intralata		Minutes				United States	15	15	15	15	15	15	15	15
	Washington Intralata		Minutes				United States	2,203	2,203	2,203	2,203	2,203	2,203	2,203	2,203
	WashingtonDC Intralata		Minutes				United States	144	144	144	144	144	144	144	144

	California		Minutes				United States	1,748	1,748	1,748	1,748	1,748	1,748	1,748	1,748
	Colorado		Minutes				United States	49	49	49	49	49	49	49	49
	Kentucky		Minutes				United States	3	3	3	3	3	3	3	3
	Massachusetts		Minutes				United States	12	12	12	12	12	12	12	12
	RhodeIsland		Minutes				United States	1	1	1	1	1	1	1	1
	Washington		Minutes				United States	117	117	117	117	117	117	117	117
	WashingtonDC		Minutes				United States	8	8	8	8	8	8	8	8
	California		Minutes				United States	200	200	200	200	200	200	200	200
	Colorado		Minutes				United States	6	6	6	6	6	6	6	6
	Washington		Minutes				United States	16	16	16	16	16	16	16	16

	California Interlata		Minutes				United States	348	348	348	348	348	348	348	348
	California Intralata		Minutes				United States	1,271	1,271	1,271	1,271	1,271	1,271	1,271	1,271

	California Interlata		Minutes				United States	23,303	23,303	23,303	23,303	23,303	23,303	23,303	23,303
	California Intralata		Minutes				United States	68,666	68,666	68,666	68,666	68,666	68,666	68,666	68,666

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0
	Switzerland - Mobile		Minutes				Switzerland	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	GERMANY		Minutes				Germany	0	0	0	0	0	0	0	0
	Germany - Mobile		Minutes				Germany	0	0	0	0	0	0	0	0
	SPAIN		Minutes				Spain	0	0	0	0	0	0	0	0
	Spain - Mobile		Minutes				Spain	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0
	Switzerland - Mobile		Minutes				Switzerland	0	0	0	0	0	0	0	0
	UNITED KINGDOM		Minutes				United Kingdom	0	0	0	0	0	0	0	0
	United Kingdom - Mobile		Minutes				United Kingdom	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	MEXICO		Minutes				Mexico	119	119	119	119	119	119	119	119

	Interstate		Minutes				United States	199,967	199,967	199,967	199,967	199,967	199,967	199,967	199,967
	California Interlata		Minutes				United States	41,123	41,123	41,123	41,123	41,123	41,123	41,123	41,123
	California Intralata		Minutes				United States	19,192	19,192	19,192	19,192	19,192	19,192	19,192	19,192

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 13 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier US 2009	Carrier US 2010	Carrier US 2011	Carrier US 2012	Carrier US 2013	Carrier US 2014	Carrier US 2015	Carrier US 2016

	Domestic Reservationless-Toll Free Dial In		Minutes				United States	0	3,462,580	3,462,580	3,462,580	3,462,580	3,462,580	3,462,580	3,462,580
	Domestic Reservationless-Toll Dial In		Minutes				United States	0	301,094	301,094	301,094	301,094	301,094	301,094	301,094
	EMEA Reservationless-TF		Minutes				Netherlands	0	0	0	0	0	0	0	0
	EMEA Reservationless-DD		Minutes				Netherlands	0	0	0	0	0	0	0	0
	Asia/Pac Reservationless-TF		Minutes				Australia	0	0	0	0	0	0	0	0
	Asia/Pac Reservationless- DD		Minutes				Australia	0	0	0	0	0	0	0	0
	Standard Operator Assisted-Toll Free		Minutes				US / Netherlands	0	99,906	99,906	99,906	99,906	99,906	99,906	99,906
	Standard Operator Assisted-Toll		Minutes				US / Netherlands	0	8,833	8,833	8,833	8,833	8,833	8,833	8,833
	Premier Toll-Free Dial-In		Minutes				US / Netherlands	0	99,906	99,906	99,906	99,906	99,906	99,906	99,906
	Premier Toll Dial-In		Minutes				US / Netherlands	0	8,833	8,833	8,833	8,833	8,833	8,833	8,833
	Named User Subscription- (2500 to 4999)		Users				US / Netherlands	0	4,442	4,442	4,442	4,442	4,442	4,442	4,442

Countries Included	United States Mexico Brazil Puerto Rico

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 14 of 14	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Canada 2009	Carrier Canada 2010	Carrier Canada 2011	Carrier Canada 2012	Carrier Canada 2013	Carrier Canada 2014	Carrier Canada 2015	Carrier Canada 2016
	Managed Network Services							Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
	DATA CARRIER PRICING

IBMB	MPLS Access - OC3	MPLS Access	access loop		primary	Will be utilizing IBM Boulder Private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center	primary		United States	0	0	0	0	0	0	0	0
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center	primary		United States	0	0	0	0	0	0	0	0
IBMB	MPLS Access - OC3	MPLS Access	access loop		backup	Will be utilizing IBM Boulder Private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center	backup		United States	0	0	0	0	0	0	0	0
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center	backup		United States	0	0	0	0	0	0	0	0
IBMC	MPLS Access - OC3	MPLS Access	access loop	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)	Backup		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)	backup		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)	backup		Puerto Rico	0	0	0	0	0	0	0	0
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)	primary		United States	0	0	0	0	0	0	0	0
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)	primary		United States	0	0	0	0	0	0	0	0
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)	backup		United States	0	0	0	0	0	0	0	0
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)	backup		United States	0	0	0	0	0	0	0	0
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 12	Tab: Carrier Canada

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Canada 2009	Carrier Canada 2010	Carrier Canada 2011	Carrier Canada 2012	Carrier Canada 2013	Carrier Canada 2014	Carrier Canada 2015	Carrier Canada 2016
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 12	Tab: Carrier Canada

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Canada 2009	Carrier Canada 2010	Carrier Canada 2011	Carrier Canada 2012	Carrier Canada 2013	Carrier Canada 2014	Carrier Canada 2015	Carrier Canada 2016
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0

AEDU	512 Kbps	MPLS Access	access loop	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
AEDU	512 Mbps	MPLS Port	PORT	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
AEDU	128 Kbps	MPLS CDR	ePVC	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
ATVI	8 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	8 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	2048 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	2 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
ATVI	2 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
ATVI	512 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUBR	8 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	8 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	2 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUBR	2 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUBR	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	8 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	8 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	2 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	2 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 12	Tab: Carrier Canada

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Canada 2009	Carrier Canada 2010	Carrier Canada 2011	Carrier Canada 2012	Carrier Canada 2013	Carrier Canada 2014	Carrier Canada 2015	Carrier Canada 2016
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUVI	8 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	8 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	2048 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	2 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUVI	2 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUVI	512 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
BEBR	8 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	8 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	2048 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	2 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
BEBR	2 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
BEBR	512 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
CABN	8 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)	Primary		Canada	0	1	1	1	1	1	1	1
CABN	8 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)	Primary		Canada	0	1	1	1	1	1	1	1
CABN	2048 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)	Primary		Canada	0	1	1	1	1	1	1	1
CABN	6 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)	Backup		Canada	0	1	1	1	1	1	1	1
CABN	6 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)	Backup		Canada	0	1	1	1	1	1	1	1
CABN	1536 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)	Backup		Canada	0	1	1	1	1	1	1	1
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	1	1	1	1	1	1	1
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	1	1	1	1	1	1	1
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	1	1	1	1	1	1	1
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	1	1	1	1	1	1	1
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	1	1	1	1	1	1	1
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	1	1	1	1	1	1	1
CZPR	8 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	8 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2048 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
CZPR	512 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
DEHE	8 Mbps	MPLS Access	access loop	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	8 Mbps	MPLS Port	PORT	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	2 Mbps	MPLS Access	access loop	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
DEHE	2 Mbps	MPLS Port	PORT	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
DEHE	512 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
FNLD	8 Mbps	MPLS Access	access loop	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	8 Mbps	MPLS Port	PORT	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	2 Mbps	MPLS Access	access loop	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FNLD	2 Mbps	MPLS Port	PORT	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FNLD	512 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 4 of 12	Tab: Carrier Canada

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Canada 2009	Carrier Canada 2010	Carrier Canada 2011	Carrier Canada 2012	Carrier Canada 2013	Carrier Canada 2014	Carrier Canada 2015	Carrier Canada 2016
GERB	8 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	8 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	2048 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	2 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GERB	2 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GERB	512 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GRAT	4 Mbps	MPLS Access	access loop	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
GRAT	4 Mbps	MPLS Port	PORT	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
GRAT	1024 Kbps	MPLS CDR	ePVC	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
HUBU	8 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	8 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	2048 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	2 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
HUBU	2 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
HUBU	512 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
IEDU	4 Mbps	MPLS Access	access loop	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
IEDU	4 Mbps	MPLS Port	PORT	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
IEDU	1024 Kbps	MPLS CDR	ePVC	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
ITMI	8 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	8 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	2048 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	4 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
ITMI	4 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
ITMI	1024 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
LTVI	4 Mbps	MPLS Access	access loop	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LTVI	4 Mbps	MPLS Port	PORT	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LTVI	1024 Kbps	MPLS CDR	ePVC	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LVRI	512 Kbps	MPLS Access	access loop	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
LVRI	512 Mbps	MPLS Port	PORT	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
LVRI	128 Kbps	MPLS CDR	ePVC	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
NEBR	34 Mbps	MPLS Access	access loop	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NEBR	34 Mbps	MPLS Port	PORT	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NEBR	8000 Kbps	MPLS CDR	ePVC	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NETB	34 Mbps	MPLS Access	access loop	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NETB	34 Mbps	MPLS Port	PORT	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NETB	8000 Kbps	MPLS CDR	ePVC	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NOOS	8 Mbps	MPLS Access	access loop	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	8 Mbps	MPLS Port	PORT	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	2 Mbps	MPLS Access	access loop	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
NOOS	2 Mbps	MPLS Port	PORT	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
NOOS	512 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
PLWA	8 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	8 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	2048 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	2 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
PLWA	2 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
PLWA	512 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
POLI	8 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	8 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	2048 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	2 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
POLI	2 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
POLI	512 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 5 of 12	Tab: Carrier US

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Canada 2009	Carrier Canada 2010	Carrier Canada 2011	Carrier Canada 2012	Carrier Canada 2013	Carrier Canada 2014	Carrier Canada 2015	Carrier Canada 2016
RUMO	512 Kbps	MPLS Access	access loop	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
RUMO	512 Mbps	MPLS Port	PORT	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
RUMO	128 Kbps	MPLS CDR	ePVC	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SWEK	8 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	8 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	2 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWEK	2 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWEK	512 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWLS	34 Mbps	MPLS Access	access loop	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLS	34 Mbps	MPLS Port	PORT	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLS	8000 Kbps	MPLS CDR	ePVC	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLU	34 Mbps	MPLS Access	access loop	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
SWLU	34 Mbps	MPLS Port	PORT	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
SWLU	8000 Kbps	MPLS CDR	ePVC	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop	IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel	IBM Boulder to IBM Columbus			United States	0	0	0	0	0	0	0	0
IBMB to USBO	OC3 Point to Point	Local Channel	access loop	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 6 of 12	Tab: Carrier Canada

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Canada 2009	Carrier Canada 2010	Carrier Canada 2011	Carrier Canada 2012	Carrier Canada 2013	Carrier Canada 2014	Carrier Canada 2015	Carrier Canada 2016
PRJU	T1 6 to 10 Miles	Local Channel	access loop	Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.	Puerto Rico	0	0	0	0	0	0	0	0
PRJU	PRI	Primary Rate Interface	Feature	Amgen Manufacturing, Limited (Puerto Rico)			Puerto Rico	0	0	0	0	0	0	0	0
USAM	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.	United States	0	0	0	0	0	0	0	0
USAM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USBO	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.	United States	0	0	0	0	0	0	0	0
USBO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel	USBO to USWA			United States	0	0	0	0	0	0	0	0
USCA	T1 11 to 20 Miles	Local Channel	access loop	Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.	United States	0	0	0	0	0	0	0	0
USDC	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.	United States	0	0	0	0	0	0	0	0
USDC	PRI	Primary Rate Interface	Feature	Amgen Inc. (Global Government Affairs in D.C.)			United States	0	0	0	0	0	0	0	0
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)			United States	0	0	0	0	0	0	0	0
USFM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Fremont)			United States	0	0	0	0	0	0	0	0
USFM	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.	United States	0	0	0	0	0	0	0	0
USLO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Distribution Center in Louisville)		Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.	United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 7 of 12	Tab: Carrier Canada

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Canada 2009	Carrier Canada 2010	Carrier Canada 2011	Carrier Canada 2012	Carrier Canada 2013	Carrier Canada 2014	Carrier Canada 2015	Carrier Canada 2016
USLO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USMV	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Mountain View, CA)		This access loop is for Point to Point to USSF.	United States	0	0	0	0	0	0	0	0
USPH	T1 0 to 5 Miles	Local Channel	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)		This access loop is for Point to Point to USDC.	United States	0	0	0	0	0	0	0	0
USRI	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Rhode Island)		Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.	United States	0	0	0	0	0	0	0	0
USRI	PRI	Primary Rate Interface	Feature	Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USSF	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (So. San Francisco)		Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO.	United States	0	0	0	0	0	0	0	0
USSF	PRI	Primary Rate Interface	Feature	Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)			United States	0	0	0	0	0	0	0	0
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)			United States	0	0	0	0	0	0	0	0
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Thousand Oaks)		Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.	United States	0	0	0	0	0	0	0	0
USTO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation			United States	0	0	0	0	0	0	0	0
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USWA	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Washington - Bothell & Seattle)		Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.	United States	0	0	0	0	0	0	0	0
USWA	PRI	Primary Rate Interface	Feature	Amgen Inc. (Washington - Bothell & Seattle)			United States	0	0	0	0	0	0	0	0
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)			United States	0	0	0	0	0	0	0	0
USFM to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USTO to USBO	Data (DS3)	Data (DS3)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 8 of 12	Tab: Carrier Canada

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Canada 2009	Carrier Canada 2010	Carrier Canada 2011	Carrier Canada 2012	Carrier Canada 2013	Carrier Canada 2014	Carrier Canada 2015	Carrier Canada 2016
PRJU to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USLO to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO to USSF	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0
USSF to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
USTO to USLO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USTO to USLO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USBO to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USWA to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USAM	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USWA to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USPH to USPH	T-1 (Voice)	T-1 (Voice)		Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)			United States	0	0	0	0	0	0	0	0
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USBO to PRJU	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USSF	ISDN-PRI	ISDN-PRI		Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0

AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit	Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit	Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit	IBM Boulder			United States	0	0	0	0	0	0	0	0
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit	IBM Columbus			United States	0	0	0	0	0	0	0	0

	EMEA						Netherlands	0	0	0	0	0	0	0	0
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users				Netherlands	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				Netherlands	0	0	0	0	0	0	0	0
	BB users with SSL	RAS Client software	# of Users				Netherlands	0	0	0	0	0	0	0	0
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
	U.S.						United States	0	0	0	0	0	0	0	0
	Dial users	150 Hr Dial Plan	# of Users				United States	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				United States	0	0	0	0	0	0	0	0
	BB SSL Users	RAS Client software	# of Users				United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 9 of 12	Tab: Carrier Canada

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Canada 2009	Carrier Canada 2010	Carrier Canada 2011	Carrier Canada 2012	Carrier Canada 2013	Carrier Canada 2014	Carrier Canada 2015	Carrier Canada 2016
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub	IBM Boulder			United States	0	0	0	0	0	0	0	0
	AP						Australia	0	0	0	0	0	0	0	0
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users				Australia	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				Australia	0	0	0	0	0	0	0	0
	BB SSL Users	RAS Client software	# of Users				Australia	0	0	0	0	0	0	0	0

AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Australia	0	0	0	0	0	0	0	0
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		DSL access - Enhanced Plus	Australia	0	0	0	0	0	0	0	0
CNHK	Hong Kong	VPN office Device	# Remote CPE	Amgen Hong Kong		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0	0	0	0	0	0	0	0
CNHK	Hong Kong	Broadband ISP Access	# Circuits	Amgen Hong Kong		DSL access - Enhanced Plus	China	0	0	0	0	0	0	0	0
INMU	India	VPN office Device	# Remote CPE	Amgen India (Mumbai)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	India	0	0	0	0	0	0	0	0
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access		Amgen India (Mumbai)			India	0	0	0	0	0	0	0	0
AUNZ	NZ	VPN office Device	# Remote CPE	Amgen New Zealand Pty Ltd		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	New Zealand	0	0	0	0	0	0	0	0
AUNZ	NZ	Broadband ISP Access	# Circuits	Amgen New Zealand Pty Ltd		GMIS - 256k with Managed Router	New Zealand	0	0	0	0	0	0	0	0
CAON	Canada	VPN office Device	# Remote CPE	Amgen Canada Inc. (Ottawa)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Canada	0	1	1	1	1	1	1	1
CAON	Canada	Broadband ISP Access	# Circuits	Amgen Canada Inc. (Ottawa)		DSL access - Enhanced Premium	Canada	0	1	1	1	1	1	1	1
EETA	Estonia	VPN office Device	# Remote CPE	Amgen Estonia (Tallinn)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Estonia	0	0	0	0	0	0	0	0
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access		Amgen Estonia (Tallinn)			Estonia	0	0	0	0	0	0	0	0
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovak Republic	0	0	0	0	0	0	0	0
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		DSL access - Enhanced Standard Entry	Slovak Republic	0	0	0	0	0	0	0	0
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovenia	0	0	0	0	0	0	0	0
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		GMIS - 256k with Managed Router	Slovenia	0	0	0	0	0	0	0	0
No site code	Czech	VPN office Device	# Remote CPE	Czech Republic (ECP) remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Czech Republic	0	0	0	0	0	0	0	0
No site code	Czech	Broadband ISP Access	# Circuits	Czech Republic (ECP) remote warehouse		DSL access - Enhanced Standard	Czech Republic	0	0	0	0	0	0	0	0
No site code	Hungary	VPN office Device	# Remote CPE	Hungary (HungaroPharma) Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Hungary	0	0	0	0	0	0	0	0
No site code	Hungary	Broadband ISP Access	# Circuits	Hungary (HungaroPharma) Remote warehouse		DSL access - Enhanced Standard	Hungary	0	0	0	0	0	0	0	0
No site code	Portugal	VPN office Device	# Remote CPE	Portugal Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Portugal	0	0	0	0	0	0	0	0
No site code	Portugal	Broadband ISP Access	# Circuits	Portugal Remote warehouse		DSL access - Enhanced Standard	Portugal	0	0	0	0	0	0	0	0
BRBR	Brazil	VPN office Device	# Remote CPE	Amgen Brazil (Brasilia)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Brazil	0	0	0	0	0	0	0	0
BRBR	Brazil	Broadband ISP Access	# Circuits	Amgen Brazil (Brasilia)		GMIS - 256k with Managed Router	Brazil	0	0	0	0	0	0	0	0
MXMC	Mexico City	VPN office Device	# Remote CPE	Amgen Mexico (Mexico City)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Mexico	0	0	0	0	0	0	0	0
MXMC	Mexico City	Broadband ISP Access	# Circuits	Amgen Mexico (Mexico City)		GMIS - 256k with Managed Router	Mexico	0	0	0	0	0	0	0	0
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE	Amgen Boston, Amgen Partner Site @ Jacob's Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob's Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.	United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 10 of 12	Tab: Carrier Canada

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Canada 2009	Carrier Canada 2010	Carrier Canada 2011	Carrier Canada 2012	Carrier Canada 2013	Carrier Canada 2014	Carrier Canada 2015	Carrier Canada 2016
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		ADSL - 1.5M/384k Note USOH indicated as closed in Site list.	United States	0	0	0	0	0	0	0	0

	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United States	0	0	0	0	0	0	0	0
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0	0	0	0	0	0	0	0
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Ireland	0	0	0	0	0	0	0	0
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United Kingdom	0	0	0	0	0	0	0	0

IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder			United States	0	0	0	0	0	0	0	0
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Columbus			United States	0	0	0	0	0	0	0	0
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder & IBM Columbus			United States	0	0	0	0	0	0	0	0
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
	VOICE CARRIER PRICING								0	0	0	0	0	0	0

	Outbound Switched		Minutes				United States	0	0	0	0	0	0	0	0
	Outbound Ded		Minutes				United States	0	0	0	0	0	0	0	0
	Outbound Fully Connected		Minutes				United States	0	0	0	0	0	0	0	0
	Inbound Switched		Minutes				United States	0	0	0	0	0	0	0	0
	Inbound Dedicated		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Interlata		Minutes				United States	0	0	0	0	0	0	0	0

	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland		Minutes				United States	0	0	0	0	0	0	0	0
	Washington		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC		Minutes				United States	0	0	0	0	0	0	0	0
	California		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado		Minutes				United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 11 of 12	Tab: Carrier Canada

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Canada 2009	Carrier Canada 2010	Carrier Canada 2011	Carrier Canada 2012	Carrier Canada 2013	Carrier Canada 2014	Carrier Canada 2015	Carrier Canada 2016
	Washington		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	222	222	222	222	222	222	222	222
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0
	Switzerland - Mobile		Minutes				Switzerland	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	22,694	22,694	22,694	22,694	22,694	22,694	22,694	22,694
	GERMANY		Minutes				Germany	0	0	0	0	0	0	0	0
	Germany - Mobile		Minutes				Germany	0	0	0	0	0	0	0	0
	SPAIN		Minutes				Spain	0	0	0	0	0	0	0	0
	Spain - Mobile		Minutes				Spain	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0
	Switzerland - Mobile		Minutes				Switzerland	0	0	0	0	0	0	0	0
	UNITED KINGDOM		Minutes				United Kingdom	0	0	0	0	0	0	0	0
	United Kingdom - Mobile		Minutes				United Kingdom	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	565	565	565	565	565	565	565	565

	CANADA		Minutes				Canada	739	739	739	739	739	739	739	739
	MEXICO		Minutes				Mexico	0	0	0	0	0	0	0	0

	Interstate		Minutes				United States	0	0	0	0	0	0	0	0
	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	406	406	406	406	406	406	406	406
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0

	Domestic Reservationless-Toll Free Dial In		Minutes				United States	0	0	0	0	0	0	0	0
	Domestic Reservationless-Toll Dial In		Minutes				United States	0	0	0	0	0	0	0	0
	EMEA Reservationless-TF		Minutes				Netherlands	0	0	0	0	0	0	0	0
	EMEA Reservationless-DD		Minutes				Netherlands	0	0	0	0	0	0	0	0
	Asia/Pac Reservationless-TF		Minutes				Australia	0	0	0	0	0	0	0	0
	Asia/Pac Reservationless- DD		Minutes				Australia	0	0	0	0	0	0	0	0
	Standard Operator Assisted-Toll Free		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Standard Operator Assisted-Toll		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Premier Toll-Free Dial-In		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Premier Toll Dial-In		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Named User Subscription- (2500 to 4999)		Users				US / Netherlands	0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0

Countries	Canada
Included

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 12 of 12	Tab: Carrier Canada

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
	Managed Network Services							Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
	DATA CARRIER PRICING

IBMB	MPLS Access - OC3	MPLS Access	access loop		primary	Will be utilizing IBM Boulder Private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center	primary		United States	0	0	0	0	0	0	0	0
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center	primary		United States	0	0	0	0	0	0	0	0
IBMB	MPLS Access - OC3	MPLS Access	access loop		backup	Will be utilizing IBM Boulder Private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center	backup		United States	0	0	0	0	0	0	0	0
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center	backup		United States	0	0	0	0	0	0	0	0
IBMC	MPLS Access - OC3	MPLS Access	access loop	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)	Backup		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)	backup		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)	backup		Puerto Rico	0	0	0	0	0	0	0	0
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)	primary		United States	0	0	0	0	0	0	0	0
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)	primary		United States	0	0	0	0	0	0	0	0
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)	backup		United States	0	0	0	0	0	0	0	0
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)	backup		United States	0	0	0	0	0	0	0	0
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0

USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0

USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0

AEDU	512 Kbps	MPLS Access	access loop	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	1	1	1	1	1	1	1
AEDU	512 Mbps	MPLS Port	PORT	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	1	1	1	1	1	1	1
AEDU	128 Kbps	MPLS CDR	ePVC	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	1	1	1	1	1	1	1
ATVI	8 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	1	1	1	1	1	1	1
ATVI	8 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	1	1	1	1	1	1	1
ATVI	2048 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	1	1	1	1	1	1	1
ATVI	2 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	1	1	1	1	1	1	1
ATVI	2 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	1	1	1	1	1	1	1
ATVI	512 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	1	1	1	1	1	1	1
AUBR	8 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	8 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	2 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUBR	2 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUBR	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	8 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	8 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
AUME	2 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	2 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUVI	8 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)	Primary		Austria	0	1	1	1	1	1	1	1
AUVI	8 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)	Primary		Austria	0	1	1	1	1	1	1	1
AUVI	2048 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)	Primary		Austria	0	1	1	1	1	1	1	1
AUVI	2 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)	Backup		Austria	0	1	1	1	1	1	1	1
AUVI	2 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)	Backup		Austria	0	1	1	1	1	1	1	1
AUVI	512 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)	Backup		Austria	0	1	1	1	1	1	1	1
BEBR	8 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	1	1	1	1	1	1	1
BEBR	8 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	1	1	1	1	1	1	1
BEBR	2048 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	1	1	1	1	1	1	1
BEBR	2 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	1	1	1	1	1	1	1
BEBR	2 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	1	1	1	1	1	1	1
BEBR	512 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	1	1	1	1	1	1	1
CABN	8 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	8 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	2048 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	6 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CABN	6 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CABN	1536 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CZPR	8 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	1	1	1	1	1	1	1
CZPR	8 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	1	1	1	1	1	1	1
CZPR	2048 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	1	1	1	1	1	1	1
CZPR	2 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	1	1	1	1	1	1	1
CZPR	2 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	1	1	1	1	1	1	1
CZPR	512 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	1	1	1	1	1	1	1
DEHE	8 Mbps	MPLS Access	access loop	Amgen AB (Denmark)	Primary		Denmark	0	1	1	1	1	1	1	1
DEHE	8 Mbps	MPLS Port	PORT	Amgen AB (Denmark)	Primary		Denmark	0	1	1	1	1	1	1	1
DEHE	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)	Primary		Denmark	0	1	1	1	1	1	1	1
DEHE	2 Mbps	MPLS Access	access loop	Amgen AB (Denmark)	Backup		Denmark	0	1	1	1	1	1	1	1
DEHE	2 Mbps	MPLS Port	PORT	Amgen AB (Denmark)	Backup		Denmark	0	1	1	1	1	1	1	1
DEHE	512 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)	Backup		Denmark	0	1	1	1	1	1	1	1
FNLD	8 Mbps	MPLS Access	access loop	Amgen AB (Finland)	Primary		Finland	0	1	1	1	1	1	1	1
FNLD	8 Mbps	MPLS Port	PORT	Amgen AB (Finland)	Primary		Finland	0	1	1	1	1	1	1	1
FNLD	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)	Primary		Finland	0	1	1	1	1	1	1	1

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 4 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
FNLD	2 Mbps	MPLS Access	access loop	Amgen AB (Finland)	Backup		Finland	0	1	1	1	1	1	1	1
FNLD	2 Mbps	MPLS Port	PORT	Amgen AB (Finland)	Backup		Finland	0	1	1	1	1	1	1	1
FNLD	512 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)	Backup		Finland	0	1	1	1	1	1	1	1
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)	Primary		France	0	1	1	1	1	1	1	1
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)	Primary		France	0	1	1	1	1	1	1	1
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)	Primary		France	0	1	1	1	1	1	1	1
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)	Backup		France	0	1	1	1	1	1	1	1
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)	Backup		France	0	1	1	1	1	1	1	1
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)	Backup		France	0	1	1	1	1	1	1	1
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)	Primary		Germany	0	1	1	1	1	1	1	1
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)	Primary		Germany	0	1	1	1	1	1	1	1
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)	Primary		Germany	0	1	1	1	1	1	1	1
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)	Backup		Germany	0	1	1	1	1	1	1	1
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)	Backup		Germany	0	1	1	1	1	1	1	1
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)	Backup		Germany	0	1	1	1	1	1	1	1
GERB	8 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office	Primary		Germany	0	1	1	1	1	1	1	1
GERB	8 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office	Primary		Germany	0	1	1	1	1	1	1	1
GERB	2048 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office	Primary		Germany	0	1	1	1	1	1	1	1
GERB	2 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office	Backup		Germany	0	1	1	1	1	1	1	1
GERB	2 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office	Backup		Germany	0	1	1	1	1	1	1	1
GERB	512 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office	Backup		Germany	0	1	1	1	1	1	1	1
GRAT	4 Mbps	MPLS Access	access loop	Amgen Hellas EPE (Athens)	Primary		Greece	0	1	1	1	1	1	1	1
GRAT	4 Mbps	MPLS Port	PORT	Amgen Hellas EPE (Athens)	Primary		Greece	0	1	1	1	1	1	1	1
GRAT	1024 Kbps	MPLS CDR	ePVC	Amgen Hellas EPE (Athens)	Primary		Greece	0	1	1	1	1	1	1	1
HUBU	8 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)	Primary		Hungary	0	1	1	1	1	1	1	1
HUBU	8 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)	Primary		Hungary	0	1	1	1	1	1	1	1
HUBU	2048 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)	Primary		Hungary	0	1	1	1	1	1	1	1
HUBU	2 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)	Backup		Hungary	0	1	1	1	1	1	1	1
HUBU	2 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)	Backup		Hungary	0	1	1	1	1	1	1	1
HUBU	512 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)	Backup		Hungary	0	1	1	1	1	1	1	1
IEDU	4 Mbps	MPLS Access	access loop	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
IEDU	4 Mbps	MPLS Port	PORT	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
IEDU	1024 Kbps	MPLS CDR	ePVC	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
ITMI	8 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)	Primary		Italy	0	1	1	1	1	1	1	1
ITMI	8 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)	Primary		Italy	0	1	1	1	1	1	1	1
ITMI	2048 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)	Primary		Italy	0	1	1	1	1	1	1	1
ITMI	4 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)	Backup		Italy	0	1	1	1	1	1	1	1
ITMI	4 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)	Backup		Italy	0	1	1	1	1	1	1	1
ITMI	1024 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)	Backup		Italy	0	1	1	1	1	1	1	1
LTVI	4 Mbps	MPLS Access	access loop	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	1	1	1	1	1	1	1
LTVI	4 Mbps	MPLS Port	PORT	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	1	1	1	1	1	1	1
LTVI	1024 Kbps	MPLS CDR	ePVC	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	1	1	1	1	1	1	1
LVRI	512 Kbps	MPLS Access	access loop	Amgen Latvia (Riga)	Primary		Latvia	0	1	1	1	1	1	1	1
LVRI	512 Mbps	MPLS Port	PORT	Amgen Latvia (Riga)	Primary		Latvia	0	1	1	1	1	1	1	1
LVRI	128 Kbps	MPLS CDR	ePVC	Amgen Latvia (Riga)	Primary		Latvia	0	1	1	1	1	1	1	1
NEBR	34 Mbps	MPLS Access	access loop	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	1	1	1	1	1	1	1
NEBR	34 Mbps	MPLS Port	PORT	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	1	1	1	1	1	1	1
NEBR	8000 Kbps	MPLS CDR	ePVC	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	1	1	1	1	1	1	1
NETB	34 Mbps	MPLS Access	access loop	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	1	1	1	1	1	1	1
NETB	34 Mbps	MPLS Port	PORT	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	1	1	1	1	1	1	1
NETB	8000 Kbps	MPLS CDR	ePVC	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	1	1	1	1	1	1	1
NOOS	8 Mbps	MPLS Access	access loop	Amgen AB (Norway)	Primary		Norway	0	1	1	1	1	1	1	1
NOOS	8 Mbps	MPLS Port	PORT	Amgen AB (Norway)	Primary		Norway	0	1	1	1	1	1	1	1
NOOS	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)	Primary		Norway	0	1	1	1	1	1	1	1
NOOS	2 Mbps	MPLS Access	access loop	Amgen AB (Norway)	Backup		Norway	0	1	1	1	1	1	1	1
NOOS	2 Mbps	MPLS Port	PORT	Amgen AB (Norway)	Backup		Norway	0	1	1	1	1	1	1	1
NOOS	512 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)	Backup		Norway	0	1	1	1	1	1	1	1

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 5 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
PLWA	8 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	1	1	1	1	1	1	1
PLWA	8 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	1	1	1	1	1	1	1
PLWA	2048 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	1	1	1	1	1	1	1
PLWA	2 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	1	1	1	1	1	1	1
PLWA	2 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	1	1	1	1	1	1	1
PLWA	512 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	1	1	1	1	1	1	1
POLI	8 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	1	1	1	1	1	1	1
POLI	8 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	1	1	1	1	1	1	1
POLI	2048 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	1	1	1	1	1	1	1
POLI	2 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	1	1	1	1	1	1	1
POLI	2 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	1	1	1	1	1	1	1
POLI	512 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	1	1	1	1	1	1	1
RUMO	512 Kbps	MPLS Access	access loop	Amgen Russia (Moscow)	Primary		Russia	0	1	1	1	1	1	1	1
RUMO	512 Mbps	MPLS Port	PORT	Amgen Russia (Moscow)	Primary		Russia	0	1	1	1	1	1	1	1
RUMO	128 Kbps	MPLS CDR	ePVC	Amgen Russia (Moscow)	Primary		Russia	0	1	1	1	1	1	1	1
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)	Primary		Spain	0	1	1	1	1	1	1	1
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)	Primary		Spain	0	1	1	1	1	1	1	1
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)	Primary		Spain	0	1	1	1	1	1	1	1
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)	Backup		Spain	0	1	1	1	1	1	1	1
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)	Backup		Spain	0	1	1	1	1	1	1	1
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)	Backup		Spain	0	1	1	1	1	1	1	1
SWEK	8 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	1	1	1	1	1	1	1
SWEK	8 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	1	1	1	1	1	1	1
SWEK	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	1	1	1	1	1	1	1
SWEK	2 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	1	1	1	1	1	1	1
SWEK	2 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	1	1	1	1	1	1	1
SWEK	512 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	1	1	1	1	1	1	1
SWLS	34 Mbps	MPLS Access	access loop	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLS	34 Mbps	MPLS Port	PORT	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLS	8000 Kbps	MPLS CDR	ePVC	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLU	34 Mbps	MPLS Access	access loop	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
SWLU	34 Mbps	MPLS Port	PORT	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
SWLU	8000 Kbps	MPLS CDR	ePVC	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 6 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0

IBMB to IBMC	OC3 Point to Point	Local Channel	access loop	IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel	IBM Boulder to IBM Columbus			United States	0	0	0	0	0	0	0	0
IBMB to USBO	OC3 Point to Point	Local Channel	access loop	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
PRJU	T1 6 to 10 Miles	Local Channel	access loop	Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.	Puerto Rico	0	0	0	0	0	0	0	0
PRJU	PRI	Primary Rate Interface	Feature	Amgen Manufacturing, Limited (Puerto Rico)			Puerto Rico	0	0	0	0	0	0	0	0
USAM	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.	United States	0	0	0	0	0	0	0	0
USAM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USBO	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.	United States	0	0	0	0	0	0	0	0
USBO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel	USBO to USWA			United States	0	0	0	0	0	0	0	0
USCA	T1 11 to 20 Miles	Local Channel	access loop	Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.	United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 7 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
USDC	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.	United States	0	0	0	0	0	0	0	0
USDC	PRI	Primary Rate Interface	Feature	Amgen Inc. (Global Government Affairs in D.C.)			United States	0	0	0	0	0	0	0	0
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)			United States	0	0	0	0	0	0	0	0
USFM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Fremont)			United States	0	0	0	0	0	0	0	0
USFM	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.	United States	0	0	0	0	0	0	0	0
USLO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Distribution Center in Louisville)		Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.	United States	0	0	0	0	0	0	0	0
USLO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USMV	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Mountain View, CA)		This access loop is for Point to Point to USSF.	United States	0	0	0	0	0	0	0	0
USPH	T1 0 to 5 Miles	Local Channel	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)		This access loop is for Point to Point to USDC.	United States	0	0	0	0	0	0	0	0
USRI	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Rhode Island)		Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.	United States	0	0	0	0	0	0	0	0
USRI	PRI	Primary Rate Interface	Feature	Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USSF	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (So. San Francisco)		Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO.	United States	0	0	0	0	0	0	0	0
USSF	PRI	Primary Rate Interface	Feature	Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)			United States	0	0	0	0	0	0	0	0
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)			United States	0	0	0	0	0	0	0	0
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Thousand Oaks)		Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.	United States	0	0	0	0	0	0	0	0
USTO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 8 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USWA	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Washington - Bothell & Seattle)		Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.	United States	0	0	0	0	0	0	0	0
USWA	PRI	Primary Rate Interface	Feature	Amgen Inc. (Washington - Bothell & Seattle)			United States	0	0	0	0	0	0	0	0
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)			United States	0	0	0	0	0	0	0	0
USFM to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USTO to USBO	Data (DS3)	Data (DS3)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
PRJU to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USLO to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO to USSF	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0
USSF to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
USTO to USLO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USTO to USLO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USBO to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USWA to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USAM	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USWA to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USPH to USPH	T-1 (Voice)	T-1 (Voice)		Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)			United States	0	0	0	0	0	0	0	0
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 9 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
USBO to PRJU	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USSF	ISDN-PRI	ISDN-PRI		Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0

AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit	Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit	Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit	IBM Boulder			United States	0	0	0	0	0	0	0	0
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit	IBM Columbus			United States	0	0	0	0	0	0	0	0

	EMEA						Netherlands	0	0	0	0	0	0	0	0
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users				Netherlands	0	68	68	68	68	68	68	68
	BB users with IPSec	RAS Client software	# of Users				Netherlands	0	1,738	1,738	1,738	1,738	1,738	1,738	1,738
	BB users with SSL	RAS Client software	# of Users				Netherlands	0	920	920	920	920	920	920	920
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
	U.S.						United States	0	0	0	0	0	0	0	0
	Dial users	150 Hr Dial Plan	# of Users				United States	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				United States	0	0	0	0	0	0	0	0
	BB SSL Users	RAS Client software	# of Users				United States	0	0	0	0	0	0	0	0
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub	IBM Boulder			United States	0	0	0	0	0	0	0	0
	AP						Australia	0	0	0	0	0	0	0	0
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users				Australia	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				Australia	0	0	0	0	0	0	0	0
	BB SSL Users	RAS Client software	# of Users				Australia	0	0	0	0	0	0	0	0
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0

AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Australia	0	0	0	0	0	0	0	0
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		DSL access - Enhanced Plus	Australia	0	0	0	0	0	0	0	0
CNHK	Hong Kong	VPN office Device	# Remote CPE	Amgen Hong Kong		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0	0	0	0	0	0	0	0
CNHK	Hong Kong	Broadband ISP Access	# Circuits	Amgen Hong Kong		DSL access - Enhanced Plus	China	0	0	0	0	0	0	0	0
INMU	India	VPN office Device	# Remote CPE	Amgen India (Mumbai)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	India	0	0	0	0	0	0	0	0
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access		Amgen India (Mumbai)			India	0	0	0	0	0	0	0	0
AUNZ	NZ	VPN office Device	# Remote CPE	Amgen New Zealand Pty Ltd		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	New Zealand	0	0	0	0	0	0	0	0
AUNZ	NZ	Broadband ISP Access	# Circuits	Amgen New Zealand Pty Ltd		GMIS - 256k with Managed Router	New Zealand	0	0	0	0	0	0	0	0
CAON	Canada	VPN office Device	# Remote CPE	Amgen Canada Inc. (Ottawa)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Canada	0	0	0	0	0	0	0	0
CAON	Canada	Broadband ISP Access	# Circuits	Amgen Canada Inc. (Ottawa)		DSL access - Enhanced Premium	Canada	0	0	0	0	0	0	0	0
EETA	Estonia	VPN office Device	# Remote CPE	Amgen Estonia (Tallinn)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Estonia	0	1	1	1	1	1	1	1
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access		Amgen Estonia (Tallinn)			Estonia	0	0	0	0	0	0	0	0
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovak Republic	0	2	2	2	2	2	2	2
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		DSL access - Enhanced Standard Entry	Slovak Republic	0	2	2	2	2	2	2	2

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 10 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovenia	0	2	2	2	2	2	2	2
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		GMIS - 256k with Managed Router	Slovenia	0	2	2	2	2	2	2	2
No site code	Czech	VPN office Device	# Remote CPE	Czech Republic (ECP) remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Czech Republic	0	1	1	1	1	1	1	1
No site code	Czech	Broadband ISP Access	# Circuits	Czech Republic (ECP) remote warehouse		DSL access - Enhanced Standard	Czech Republic	0	1	1	1	1	1	1	1
No site code	Hungary	VPN office Device	# Remote CPE	Hungary (HungaroPharma) Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Hungary	0	1	1	1	1	1	1	1
No site code	Hungary	Broadband ISP Access	# Circuits	Hungary (HungaroPharma) Remote warehouse		DSL access - Enhanced Standard	Hungary	0	1	1	1	1	1	1	1
No site code	Portugal	VPN office Device	# Remote CPE	Portugal Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Portugal	0	1	1	1	1	1	1	1
No site code	Portugal	Broadband ISP Access	# Circuits	Portugal Remote warehouse		DSL access - Enhanced Standard	Portugal	0	1	1	1	1	1	1	1
BRBR	Brazil	VPN office Device	# Remote CPE	Amgen Brazil (Brasilia)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Brazil	0	0	0	0	0	0	0	0
BRBR	Brazil	Broadband ISP Access	# Circuits	Amgen Brazil (Brasilia)		GMIS - 256k with Managed Router	Brazil	0	0	0	0	0	0	0	0
MXMC	Mexico City	VPN office Device	# Remote CPE	Amgen Mexico (Mexico City)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Mexico	0	0	0	0	0	0	0	0
MXMC	Mexico City	Broadband ISP Access	# Circuits	Amgen Mexico (Mexico City)		GMIS - 256k with Managed Router	Mexico	0	0	0	0	0	0	0	0
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE: USOH indicated as closed in Site list.	United States	0	0	0	0	0	0	0	0
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		ADSL - 1.5M/384k Note USOH indicated as closed in Site list.	United States	0	0	0	0	0	0	0	0

	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United States	0	0	0	0	0	0	0	0
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0	0	0	0	0	0	0	0
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Ireland	0	0	0	0	0	0	0	0
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United Kingdom	0	0	0	0	0	0	0	0

IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder			United States	0	0	0	0	0	0	0	0
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Columbus			United States	0	0	0	0	0	0	0	0
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder & IBM Columbus			United States	0	0	0	0	0	0	0	0
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
	VOICE CARRIER PRICING							0	0	0	0	0	0	0	0

	Outbound Switched		Minutes				United States	0	0	0	0	0	0	0	0
	Outbound Ded		Minutes				United States	0	0	0	0	0	0	0	0
	Outbound Fully Connected		Minutes				United States	0	0	0	0	0	0	0	0
	Inbound Switched		Minutes				United States	0	0	0	0	0	0	0	0
	Inbound Dedicated		Minutes				United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 11 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland		Minutes				United States	0	0	0	0	0	0	0	0
	Washington		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC		Minutes				United States	0	0	0	0	0	0	0	0
	California		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado		Minutes				United States	0	0	0	0	0	0	0	0
	Washington		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0
	Switzerland - Mobile		Minutes				Switzerland	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	GERMANY		Minutes				Germany	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015
	Germany - Mobile		Minutes				Germany	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119
	SPAIN		Minutes				Spain	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015
	Spain - Mobile		Minutes				Spain	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0
	Switzerland - Mobile		Minutes				Switzerland	0	0	0	0	0	0	0	0
	UNITED KINGDOM		Minutes				United Kingdom	0	0	0	0	0	0	0	0
	United Kingdom - Mobile		Minutes				United Kingdom	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	MEXICO		Minutes				Mexico	0	0	0	0	0	0	0	0

	Interstate		Minutes				United States	0	0	0	0	0	0	0	0
	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0

	Domestic Reservationless-Toll Free Dial In		Minutes				United States	0	0	0	0	0	0	0	0
	Domestic Reservationless-Toll Dial In		Minutes				United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 12 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Netherlands 2009	Carrier Netherlands 2010	Carrier Netherlands 2011	Carrier Netherlands 2012	Carrier Netherlands 2013	Carrier Netherlands 2014	Carrier Netherlands 2015	Carrier Netherlands 2016
	EMEA Reservationless-TF		Minutes				Netherlands	0	272,238	272,238	272,238	272,238	272,238	272,238	272,238
	EMEA Reservationless-DD		Minutes				Netherlands	0	91,693	91,693	91,693	91,693	91,693	91,693	91,693
	Asia/Pac Reservationless-TF		Minutes				Australia	0	0	0	0	0	0	0	0
	Asia/Pac Reservationless-DD		Minutes				Australia	0	0	0	0	0	0	0	0
	Standard Operator Assisted-Toll Free		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Standard Operator Assisted-Toll		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Premier Toll-Free Dial-In		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Premier Toll Dial-In		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Named User Subscription- (2500 to 4999)		Users				US / Netherlands	0	0	0	0	0	0	0	0

Countries Included	Netherlands
Germany
United Arab Emirates
Belgium
Czech Republic
Denmark
Estonia
Finland
France
Greece
Hungary
Italy
Lithuania
Latvia
Norway
Poland
Portugal
Russia
Slovak Republic
Slovenia
Austria

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 13 of 13	Tab: Carrier Netherlands

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
	Managed Network Services							Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
	DATA CARRIER PRICING

IBMB	MPLS Access - OC3	MPLS Access	access loop		primary	Will be utilizing IBM Boulder Private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center	primary		United States	0	0	0	0	0	0	0	0
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center	primary		United States	0	0	0	0	0	0	0	0
IBMB	MPLS Access - OC3	MPLS Access	access loop		backup	Will be utilizing IBM Boulder Private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center	backup		United States	0	0	0	0	0	0	0	0
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center	backup		United States	0	0	0	0	0	0	0	0
IBMC	MPLS Access - OC3	MPLS Access	access loop	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)	Backup		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)	backup		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)	backup		Puerto Rico	0	0	0	0	0	0	0	0
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)	primary		United States	0	0	0	0	0	0	0	0
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)	primary		United States	0	0	0	0	0	0	0	0
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)	backup		United States	0	0	0	0	0	0	0	0
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)	backup		United States	0	0	0	0	0	0	0	0
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0

AEDU	512 Kbps	MPLS Access	access loop	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
AEDU	512 Mbps	MPLS Port	PORT	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
AEDU	128 Kbps	MPLS CDR	ePVC	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
ATVI	8 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	8 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	2048 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	2 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
ATVI	2 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
ATVI	512 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUBR	8 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	8 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
AUBR	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	2 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUBR	2 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUBR	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	8 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	8 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	2 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	2 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUVI	8 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	8 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	2048 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	2 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUVI	2 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUVI	512 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
BEBR	8 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	8 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	2048 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	2 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
BEBR	2 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
BEBR	512 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
CABN	8 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	8 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	2048 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	6 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CABN	6 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CABN	1536 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 4 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CZPR	8 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	8 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2048 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
CZPR	512 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
DEHE	8 Mbps	MPLS Access	access loop	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	8 Mbps	MPLS Port	PORT	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	2 Mbps	MPLS Access	access loop	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
DEHE	2 Mbps	MPLS Port	PORT	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
DEHE	512 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
FNLD	8 Mbps	MPLS Access	access loop	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	8 Mbps	MPLS Port	PORT	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	2 Mbps	MPLS Access	access loop	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FNLD	2 Mbps	MPLS Port	PORT	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FNLD	512 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GERB	8 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	8 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	2048 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	2 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GERB	2 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GERB	512 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GRAT	4 Mbps	MPLS Access	access loop	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
GRAT	4 Mbps	MPLS Port	PORT	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
GRAT	1024 Kbps	MPLS CDR	ePVC	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
HUBU	8 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	8 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	2048 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	2 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
HUBU	2 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
HUBU	512 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
IEDU	4 Mbps	MPLS Access	access loop	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	1	1	1	1	1	1	1
IEDU	4 Mbps	MPLS Port	PORT	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	1	1	1	1	1	1	1
IEDU	1024 Kbps	MPLS CDR	ePVC	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	1	1	1	1	1	1	1
ITMI	8 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	8 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	2048 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	4 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
ITMI	4 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
ITMI	1024 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 5 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
LTVI	4 Mbps	MPLS Access	access loop	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LTVI	4 Mbps	MPLS Port	PORT	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LTVI	1024 Kbps	MPLS CDR	ePVC	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LVRI	512 Kbps	MPLS Access	access loop	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
LVRI	512 Mbps	MPLS Port	PORT	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
LVRI	128 Kbps	MPLS CDR	ePVC	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
NEBR	34 Mbps	MPLS Access	access loop	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NEBR	34 Mbps	MPLS Port	PORT	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NEBR	8000 Kbps	MPLS CDR	ePVC	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NETB	34 Mbps	MPLS Access	access loop	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NETB	34 Mbps	MPLS Port	PORT	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NETB	8000 Kbps	MPLS CDR	ePVC	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NOOS	8 Mbps	MPLS Access	access loop	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	8 Mbps	MPLS Port	PORT	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	2 Mbps	MPLS Access	access loop	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
NOOS	2 Mbps	MPLS Port	PORT	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
NOOS	512 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
PLWA	8 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	8 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	2048 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	2 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
PLWA	2 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
PLWA	512 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
POLI	8 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	8 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	2048 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	2 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
POLI	2 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
POLI	512 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
RUMO	512 Kbps	MPLS Access	access loop	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
RUMO	512 Mbps	MPLS Port	PORT	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
RUMO	128 Kbps	MPLS CDR	ePVC	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SWEK	8 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	8 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	2 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWEK	2 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWEK	512 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 6 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
SWLS	34 Mbps	MPLS Access	access loop	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLS	34 Mbps	MPLS Port	PORT	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLS	8000 Kbps	MPLS CDR	ePVC	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLU	34 Mbps	MPLS Access	access loop	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
SWLU	34 Mbps	MPLS Port	PORT	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
SWLU	8000 Kbps	MPLS CDR	ePVC	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	1	1	1	1	1	1	1
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	1	1	1	1	1	1	1
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	1	1	1	1	1	1	1
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	1	1	1	1	1	1	1
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	1	1	1	1	1	1	1
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	1	1	1	1	1	1	1
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	1	1	1	1	1	1	1
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	1	1	1	1	1	1	1
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	1	1	1	1	1	1	1
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	1	1	1	1	1	1	1
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	1	1	1	1	1	1	1
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	1	1	1	1	1	1	1

IBMB to IBMC	OC3 Point to Point	Local Channel	access loop	IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel	IBM Boulder to IBM Columbus			United States	0	0	0	0	0	0	0	0
IBMB to USBO	OC3 Point to Point	Local Channel	access loop	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
PRJU	T1 6 to 10 Miles	Local Channel	access loop	Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.	Puerto Rico	0	0	0	0	0	0	0	0
PRJU	PRI	Primary Rate Interface	Feature	Amgen Manufacturing, Limited (Puerto Rico)			Puerto Rico	0	0	0	0	0	0	0	0
USAM	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.	United States	0	0	0	0	0	0	0	0
USAM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 7 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USBO	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.	United States	0	0	0	0	0	0	0	0
USBO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel	USBO to USWA			United States	0	0	0	0	0	0	0	0
USCA	T1 11 to 20 Miles	Local Channel	access loop	Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.	United States	0	0	0	0	0	0	0	0
USDC	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.	United States	0	0	0	0	0	0	0	0
USDC	PRI	Primary Rate Interface	Feature	Amgen Inc. (Global Government Affairs in D.C.)			United States	0	0	0	0	0	0	0	0
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)			United States	0	0	0	0	0	0	0	0
USFM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Fremont)			United States	0	0	0	0	0	0	0	0
USFM	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.	United States	0	0	0	0	0	0	0	0
USLO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Distribution Center in Louisville)		Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.	United States	0	0	0	0	0	0	0	0
USLO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USMV	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Mountain View, CA)		This access loop is for Point to Point to USSF.	United States	0	0	0	0	0	0	0	0
USPH	T1 0 to 5 Miles	Local Channel	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)		This access loop is for Point to Point to USDC.	United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 8 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
USRI	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Rhode Island)		Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.	United States	0	0	0	0	0	0	0	0
USRI	PRI	Primary Rate Interface	Feature	Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USSF	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (So. San Francisco)		Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO.	United States	0	0	0	0	0	0	0	0
USSF	PRI	Primary Rate Interface	Feature	Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)			United States	0	0	0	0	0	0	0	0
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)			United States	0	0	0	0	0	0	0	0
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Thousand Oaks)		Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.	United States	0	0	0	0	0	0	0	0
USTO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation			United States	0	0	0	0	0	0	0	0
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USWA	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Washington - Bothell & Seattle)		Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.	United States	0	0	0	0	0	0	0	0
USWA	PRI	Primary Rate Interface	Feature	Amgen Inc. (Washington - Bothell & Seattle)			United States	0	0	0	0	0	0	0	0
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)			United States	0	0	0	0	0	0	0	0
USFM to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USTO to USBO	Data (DS3)	Data (DS3)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
PRJU to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 9 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
USAM to USRI	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USLO to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO to USSF	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0
USSF to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
USTO to USLO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USTO to USLO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USBO to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USWA to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USAM	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USWA to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USPH to USPH	T-1 (Voice)	T-1 (Voice)		Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)			United States	0	0	0	0	0	0	0	0
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USBO to PRJU	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USSF	ISDN-PRI	ISDN-PRI		Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0

AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit	Amgen Limited (Cambridge, UK)			United Kingdom	0	2	2	2	2	2	2	2
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit	Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit	Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit	IBM Boulder			United States	0	0	0	0	0	0	0	0
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit	IBM Columbus			United States	0	0	0	0	0	0	0	0

	EMEA						Netherlands	0	0	0	0	0	0	0	0
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users				Netherlands	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				Netherlands	0	0	0	0	0	0	0	0
	BB users with SSL	RAS Client software	# of Users				Netherlands	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 10 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Limited (Cambridge, UK)			United Kingdom	0	1	1	1	1	1	1	1
	U.S.						United States	0	0	0	0	0	0	0	0
	Dial users	150 Hr Dial Plan	# of Users				United States	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				United States	0	0	0	0	0	0	0	0
	BB SSL Users	RAS Client software	# of Users				United States	0	0	0	0	0	0	0	0
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub	IBM Boulder			United States	0	0	0	0	0	0	0	0
	AP						Australia	0	0	0	0	0	0	0	0
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users				Australia	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				Australia	0	0	0	0	0	0	0	0
	BB SSL Users	RAS Client software	# of Users				Australia	0	0	0	0	0	0	0	0
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0

AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Australia	0	0	0	0	0	0	0	0
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		DSL access - Enhanced Plus	Australia	0	0	0	0	0	0	0	0
CNHK	Hong Kong	VPN office Device	# Remote CPE	Amgen Hong Kong		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0	0	0	0	0	0	0	0
CNHK	Hong Kong	Broadband ISP Access	# Circuits	Amgen Hong Kong		DSL access - Enhanced Plus	China	0	0	0	0	0	0	0	0
INMU	India	VPN office Device	# Remote CPE	Amgen India (Mumbai)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	India	0	0	0	0	0	0	0	0
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access		Amgen India (Mumbai)			India	0	0	0	0	0	0	0	0
AUNZ	NZ	VPN office Device	# Remote CPE	Amgen New Zealand Pty Ltd		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	New Zealand	0	0	0	0	0	0	0	0
AUNZ	NZ	Broadband ISP Access	# Circuits	Amgen New Zealand Pty Ltd		GMIS - 256k with Managed Router	New Zealand	0	0	0	0	0	0	0	0
CAON	Canada	VPN office Device	# Remote CPE	Amgen Canada Inc. (Ottawa)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Canada	0	0	0	0	0	0	0	0
CAON	Canada	Broadband ISP Access	# Circuits	Amgen Canada Inc. (Ottawa)		DSL access - Enhanced Premium	Canada	0	0	0	0	0	0	0	0
EETA	Estonia	VPN office Device	# Remote CPE	Amgen Estonia (Tallinn)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Estonia	0	0	0	0	0	0	0	0
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access		Amgen Estonia (Tallinn)			Estonia	0	0	0	0	0	0	0	0
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovak Republic	0	0	0	0	0	0	0	0
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		DSL access - Enhanced Standard Entry	Slovak Republic	0	0	0	0	0	0	0	0
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovenia	0	0	0	0	0	0	0	0
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		GMIS - 256k with Managed Router	Slovenia	0	0	0	0	0	0	0	0
No site code	Czech	VPN office Device	# Remote CPE	Czech Republic (ECP) remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Czech Republic	0	0	0	0	0	0	0	0
No site code	Czech	Broadband ISP Access	# Circuits	Czech Republic (ECP) remote warehouse		DSL access - Enhanced Standard	Czech Republic	0	0	0	0	0	0	0	0
No site code	Hungary	VPN office Device	# Remote CPE	Hungary (HungaroPharma) Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Hungary	0	0	0	0	0	0	0	0
No site code	Hungary	Broadband ISP Access	# Circuits	Hungary (HungaroPharma) Remote warehouse		DSL access - Enhanced Standard	Hungary	0	0	0	0	0	0	0	0
No site code	Portugal	VPN office Device	# Remote CPE	Portugal Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Portugal	0	0	0	0	0	0	0	0
No site code	Portugal	Broadband ISP Access	# Circuits	Portugal Remote warehouse		DSL access - Enhanced Standard	Portugal	0	0	0	0	0	0	0	0
BRBR	Brazil	VPN office Device	# Remote CPE	Amgen Brazil (Brasilia)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Brazil	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page11 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
BRBR	Brazil	Broadband ISP Access	# Circuits	Amgen Brazil (Brasilia)		GMIS - 256k with Managed Router	Brazil	0	0	0	0	0	0	0	0
MXMC	Mexico City	VPN office Device	# Remote CPE	Amgen Mexico (Mexico City)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Mexico	0	0	0	0	0	0	0	0
MXMC	Mexico City	Broadband ISP Access	# Circuits	Amgen Mexico (Mexico City)		GMIS - 256k with Managed Router	Mexico	0	0	0	0	0	0	0	0
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.	United States	0	0	0	0	0	0	0	0
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		ADSL - 1.5M/384k Note USOH indicated as closed in Site list.	United States	0	0	0	0	0	0	0	0

	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United States	0	0	0	0	0	0	0	0
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0	0	0	0	0	0	0	0
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Ireland	0	1	1	1	1	1	1	1
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United Kingdom	0	1	1	1	1	1	1	1

IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder			United States	0	0	0	0	0	0	0	0
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Columbus			United States	0	0	0	0	0	0	0	0
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder & IBM Columbus			United States	0	0	0	0	0	0	0	0
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)			United Kingdom	0	2	2	2	2	2	2	2
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)			United Kingdom	0	2	2	2	2	2	2	2
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
	VOICE CARRIER PRICING								0	0	0	0	0	0	0

	Outbound Switched		Minutes				United States	0	0	0	0	0	0	0	0
	Outbound Ded		Minutes				United States	0	0	0	0	0	0	0	0
	Outbound Fully Connected		Minutes				United States	0	0	0	0	0	0	0	0
	Inbound Switched		Minutes				United States	0	0	0	0	0	0	0	0
	Inbound Dedicated		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Intralata		Minutes				United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 12 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland		Minutes				United States	0	0	0	0	0	0	0	0
	Washington		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC		Minutes				United States	0	0	0	0	0	0	0	0
	California		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado		Minutes				United States	0	0	0	0	0	0	0	0
	Washington		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0
	Switzerland - Mobile		Minutes				Switzerland	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	GERMANY		Minutes				Germany	0	0	0	0	0	0	0	0
	Germany - Mobile		Minutes				Germany	0	0	0	0	0	0	0	0
	SPAIN		Minutes				Spain	0	0	0	0	0	0	0	0
	Spain - Mobile		Minutes				Spain	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0
	Switzerland - Mobile		Minutes				Switzerland	0	0	0	0	0	0	0	0
	UNITED KINGDOM		Minutes				United Kingdom	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015
	United Kingdom - Mobile		Minutes				United Kingdom	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	MEXICO		Minutes				Mexico	0	0	0	0	0	0	0	0

	Interstate		Minutes				United States	0	0	0	0	0	0	0	0
	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0

	Domestic Reservationless-Toll Free Dial In		Minutes				United States	0	0	0	0	0	0	0	0
	Domestic Reservationless-Toll Dial In		Minutes				United States	0	0	0	0	0	0	0	0
	EMEA Reservationless-TF		Minutes				Netherlands	0	0	0	0	0	0	0	0
	EMEA Reservationless-DD		Minutes				Netherlands	0	0	0	0	0	0	0	0
	Asia/Pac Reservationless-TF		Minutes				Australia	0	0	0	0	0	0	0	0
	Asia/Pac Reservationless- DD		Minutes				Australia	0	0	0	0	0	0	0	0
	Standard Operator Assisted-Toll Free		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Standard Operator Assisted-Toll		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Premier Toll-Free Dial-In		Minutes				US / Netherlands	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 13 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier UK 2009	Carrier UK 2010	Carrier UK 2011	Carrier UK 2012	Carrier UK 2013	Carrier UK 2014	Carrier UK 2015	Carrier UK 2016
	Premier Toll Dial-In		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Named User Subscription- (2500 to 4999)		Users				US / Netherlands	0	0	0	0	0	0	0	0

Countries Included	United Kingdom
Ireland

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 14 of 14	Tab: Carrier UK

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
	Managed Network Services							Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
	DATA CARRIER PRICING

IBMB	MPLS Access - OC3	MPLS Access	access loop		primary	Will be utilizing IBM Boulder Private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center	primary		United States	0	0	0	0	0	0	0	0
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center	primary		United States	0	0	0	0	0	0	0	0
IBMB	MPLS Access - OC3	MPLS Access	access loop		backup	Will be utilizing IBM Boulder Private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center	backup		United States	0	0	0	0	0	0	0	0
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center	backup		United States	0	0	0	0	0	0	0	0
IBMC	MPLS Access - OC3	MPLS Access	access loop	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)	Backup		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)	backup		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)	backup		Puerto Rico	0	0	0	0	0	0	0	0
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)	primary		United States	0	0	0	0	0	0	0	0
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)	primary		United States	0	0	0	0	0	0	0	0
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)	backup		United States	0	0	0	0	0	0	0	0
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)	backup		United States	0	0	0	0	0	0	0	0
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0

AEDU	512 Kbps	MPLS Access	access loop	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
AEDU	512 Mbps	MPLS Port	PORT	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
AEDU	128 Kbps	MPLS CDR	ePVC	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
ATVI	8 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	8 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	2048 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
ATVI	2 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
ATVI	2 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
ATVI	512 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUBR	8 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	8 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	0	0	0	0	0	0	0
AUBR	2 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUBR	2 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUBR	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	8 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	8 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	0	0	0	0	0	0	0
AUME	2 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	2 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUME	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	0	0	0	0	0	0	0
AUVI	8 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	8 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	2048 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	2 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUVI	2 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUVI	512 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
BEBR	8 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	8 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	2048 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	2 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
BEBR	2 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
BEBR	512 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
CABN	8 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	8 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	2048 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 4 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
CABN	6 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CABN	6 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CABN	1536 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CZPR	8 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	8 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2048 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
CZPR	512 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
DEHE	8 Mbps	MPLS Access	access loop	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	8 Mbps	MPLS Port	PORT	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	2 Mbps	MPLS Access	access loop	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
DEHE	2 Mbps	MPLS Port	PORT	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
DEHE	512 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
FNLD	8 Mbps	MPLS Access	access loop	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	8 Mbps	MPLS Port	PORT	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	2 Mbps	MPLS Access	access loop	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FNLD	2 Mbps	MPLS Port	PORT	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FNLD	512 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GERB	8 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	8 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	2048 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	2 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GERB	2 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GERB	512 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GRAT	4 Mbps	MPLS Access	access loop	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
GRAT	4 Mbps	MPLS Port	PORT	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
GRAT	1024 Kbps	MPLS CDR	ePVC	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
HUBU	8 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 5 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
HUBU	8 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	2048 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	2 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
HUBU	2 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
HUBU	512 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
IEDU	4 Mbps	MPLS Access	access loop	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
IEDU	4 Mbps	MPLS Port	PORT	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
IEDU	1024 Kbps	MPLS CDR	ePVC	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
ITMI	8 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	8 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	2048 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	4 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
ITMI	4 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
ITMI	1024 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
LTVI	4 Mbps	MPLS Access	access loop	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LTVI	4 Mbps	MPLS Port	PORT	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LTVI	1024 Kbps	MPLS CDR	ePVC	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LVRI	512 Kbps	MPLS Access	access loop	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
LVRI	512 Mbps	MPLS Port	PORT	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
LVRI	128 Kbps	MPLS CDR	ePVC	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
NEBR	34 Mbps	MPLS Access	access loop	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NEBR	34 Mbps	MPLS Port	PORT	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NEBR	8000 Kbps	MPLS CDR	ePVC	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NETB	34 Mbps	MPLS Access	access loop	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NETB	34 Mbps	MPLS Port	PORT	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NETB	8000 Kbps	MPLS CDR	ePVC	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NOOS	8 Mbps	MPLS Access	access loop	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	8 Mbps	MPLS Port	PORT	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	2 Mbps	MPLS Access	access loop	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
NOOS	2 Mbps	MPLS Port	PORT	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
NOOS	512 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
PLWA	8 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	8 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	2048 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	2 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
PLWA	2 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
PLWA	512 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
POLI	8 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	8 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	2048 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	2 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
POLI	2 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
POLI	512 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
RUMO	512 Kbps	MPLS Access	access loop	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
RUMO	512 Mbps	MPLS Port	PORT	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
RUMO	128 Kbps	MPLS CDR	ePVC	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 6 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SWEK	8 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	8 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	2 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWEK	2 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWEK	512 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWLS	34 Mbps	MPLS Access	access loop	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	1	1	1	1	1	1	1
SWLS	34 Mbps	MPLS Port	PORT	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	1	1	1	1	1	1	1
SWLS	8000 Kbps	MPLS CDR	ePVC	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	1	1	1	1	1	1	1
SWLU	34 Mbps	MPLS Access	access loop	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	1	1	1	1	1	1	1
SWLU	34 Mbps	MPLS Port	PORT	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	1	1	1	1	1	1	1
SWLU	8000 Kbps	MPLS CDR	ePVC	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	1	1	1	1	1	1	1
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0

IBMB to IBMC	OC3 Point to Point	Local Channel	access loop	IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel	IBM Boulder to IBM Columbus			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 7 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
IBMB to USBO	OC3 Point to Point	Local Channel	access loop	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
PRJU	T1 6 to 10 Miles	Local Channel	access loop	Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.	Puerto Rico	0	0	0	0	0	0	0	0
PRJU	PRI	Primary Rate Interface	Feature	Amgen Manufacturing, Limited (Puerto Rico)			Puerto Rico	0	0	0	0	0	0	0	0
USAM	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.	United States	0	0	0	0	0	0	0	0
USAM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USBO	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.	United States	0	0	0	0	0	0	0	0
USBO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel	USBO to USWA			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 8 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
USCA	T1 11 to 20 Miles	Local Channel	access loop	Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.	United States	0	0	0	0	0	0	0	0
USDC	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.	United States	0	0	0	0	0	0	0	0
USDC	PRI	Primary Rate Interface	Feature	Amgen Inc. (Global Government Affairs in D.C.)			United States	0	0	0	0	0	0	0	0
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)			United States	0	0	0	0	0	0	0	0
USFM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Fremont)			United States	0	0	0	0	0	0	0	0
USFM	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.	United States	0	0	0	0	0	0	0	0
USLO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Distribution Center in Louisville)		Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.	United States	0	0	0	0	0	0	0	0
USLO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USMV	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Mountain View, CA)		This access loop is for Point to Point to USSF.	United States	0	0	0	0	0	0	0	0
USPH	T1 0 to 5 Miles	Local Channel	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)		This access loop is for Point to Point to USDC.	United States	0	0	0	0	0	0	0	0
USRI	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Rhode Island)		Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.	United States	0	0	0	0	0	0	0	0
USRI	PRI	Primary Rate Interface	Feature	Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USSF	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (So. San Francisco)		Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .	United States	0	0	0	0	0	0	0	0
USSF	PRI	Primary Rate Interface	Feature	Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 9 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)			United States	0	0	0	0	0	0	0	0
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)			United States	0	0	0	0	0	0	0	0
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Thousand Oaks)		Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.	United States	0	0	0	0	0	0	0	0
USTO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation			United States	0	0	0	0	0	0	0	0
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USWA	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Washington - Bothell & Seattle)		Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.	United States	0	0	0	0	0	0	0	0
USWA	PRI	Primary Rate Interface	Feature	Amgen Inc. (Washington - Bothell & Seattle)			United States	0	0	0	0	0	0	0	0
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)			United States	0	0	0	0	0	0	0	0
USFM to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USTO to USBO	Data (DS3)	Data (DS3)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
PRJU to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USLO to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO to USSF	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 10 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
USSF to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
USTO to USLO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USTO to USLO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USBO to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USWA to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USAM	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USWA to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USPH to USPH	T-1 (Voice)	T-1 (Voice)		Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)			United States	0	0	0	0	0	0	0	0
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USBO to PRJU	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USSF	ISDN-PRI	ISDN-PRI		Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0

AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit	Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit	Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit	IBM Boulder			United States	0	0	0	0	0	0	0	0
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit	IBM Columbus			United States	0	0	0	0	0	0	0	0

	EMEA						Netherlands	0	0	0	0	0	0	0	0
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users				Netherlands	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				Netherlands	0	0	0	0	0	0	0	0
	BB users with SSL	RAS Client software	# of Users				Netherlands	0	0	0	0	0	0	0	0
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
	U.S.						United States	0	0	0	0	0	0	0	0
	Dial users	150 Hr Dial Plan	# of Users				United States	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				United States	0	0	0	0	0	0	0	0
	BB SSL Users	RAS Client software	# of Users				United States	0	0	0	0	0	0	0	0
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub	IBM Boulder			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 11 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
	AP						Australia	0	0	0	0	0	0	0	0
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users				Australia	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				Australia	0	0	0	0	0	0	0	0
	BB SSL Users	RAS Client software	# of Users				Australia	0	0	0	0	0	0	0	0
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0

AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Australia	0	0	0	0	0	0	0	0
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		DSL access - Enhanced Plus	Australia	0	0	0	0	0	0	0	0
CNHK	Hong Kong	VPN office Device	# Remote CPE	Amgen Hong Kong		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0	0	0	0	0	0	0	0
CNHK	Hong Kong	Broadband ISP Access	# Circuits	Amgen Hong Kong		DSL access - Enhanced Plus	China	0	0	0	0	0	0	0	0
INMU	India	VPN office Device	# Remote CPE	Amgen India (Mumbai)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	India	0	0	0	0	0	0	0	0
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access		Amgen India (Mumbai)			India	0	0	0	0	0	0	0	0
AUNZ	NZ	VPN office Device	# Remote CPE	Amgen New Zealand Pty Ltd		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	New Zealand	0	0	0	0	0	0	0	0
AUNZ	NZ	Broadband ISP Access	# Circuits	Amgen New Zealand Pty Ltd		GMIS - 256k with Managed Router	New Zealand	0	0	0	0	0	0	0	0
CAON	Canada	VPN office Device	# Remote CPE	Amgen Canada Inc. (Ottawa)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Canada	0	0	0	0	0	0	0	0
CAON	Canada	Broadband ISP Access	# Circuits	Amgen Canada Inc. (Ottawa)		DSL access - Enhanced Premium	Canada	0	0	0	0	0	0	0	0
EETA	Estonia	VPN office Device	# Remote CPE	Amgen Estonia (Tallinn)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Estonia	0	0	0	0	0	0	0	0
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access		Amgen Estonia (Tallinn)			Estonia	0	0	0	0	0	0	0	0
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovak Republic	0	0	0	0	0	0	0	0
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		DSL access - Enhanced Standard Entry	Slovak Republic	0	0	0	0	0	0	0	0
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovenia	0	0	0	0	0	0	0	0
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		GMIS - 256k with Managed Router	Slovenia	0	0	0	0	0	0	0	0
No site code	Czech	VPN office Device	# Remote CPE	Czech Republic (ECP) remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Czech Republic	0	0	0	0	0	0	0	0
No site code	Czech	Broadband ISP Access	# Circuits	Czech Republic (ECP) remote warehouse		DSL access - Enhanced Standard	Czech Republic	0	0	0	0	0	0	0	0
No site code	Hungary	VPN office Device	# Remote CPE	Hungary (HungaroPharma) Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Hungary	0	0	0	0	0	0	0	0
No site code	Hungary	Broadband ISP Access	# Circuits	Hungary (HungaroPharma) Remote warehouse		DSL access - Enhanced Standard	Hungary	0	0	0	0	0	0	0	0
No site code	Portugal	VPN office Device	# Remote CPE	Portugal Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Portugal	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 12 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
No site code	Portugal	Broadband ISP Access	# Circuits	Portugal Remote warehouse		DSL access - Enhanced Standard	Portugal	0	0	0	0	0	0	0	0
BRBR	Brazil	VPN office Device	# Remote CPE	Amgen Brazil (Brasilia)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Brazil	0	0	0	0	0	0	0	0
BRBR	Brazil	Broadband ISP Access	# Circuits	Amgen Brazil (Brasilia)		GMIS - 256k with Managed Router	Brazil	0	0	0	0	0	0	0	0
MXMC	Mexico City	VPN office Device	# Remote CPE	Amgen Mexico (Mexico City)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Mexico	0	0	0	0	0	0	0	0
MXMC	Mexico City	Broadband ISP Access	# Circuits	Amgen Mexico (Mexico City)		GMIS - 256k with Managed Router	Mexico	0	0	0	0	0	0	0	0
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.	United States	0	0	0	0	0	0	0	0
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		ADSL - 1.5M/384k Note USOH indicated as closed in Site list.	United States	0	0	0	0	0	0	0	0

	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United States	0	0	0	0	0	0	0	0
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0	0	0	0	0	0	0	0
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Ireland	0	0	0	0	0	0	0	0
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United Kingdom	0	0	0	0	0	0	0	0

IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder			United States	0	0	0	0	0	0	0	0
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Columbus			United States	0	0	0	0	0	0	0	0
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder & IBM Columbus			United States	0	0	0	0	0	0	0	0
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
	VOICE CARRIER PRICING								0	0	0	0	0	0	0

	Outbound Switched		Minutes				United States	0	0	0	0	0	0	0	0
	Outbound Ded		Minutes				United States	0	0	0	0	0	0	0	0
	Outbound Fully Connected		Minutes				United States	0	0	0	0	0	0	0	0
	Inbound Switched		Minutes				United States	0	0	0	0	0	0	0	0
	Inbound Dedicated		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Interlata		Minutes				United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 13 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016
	Kentucky Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland		Minutes				United States	0	0	0	0	0	0	0	0
	Washington		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC		Minutes				United States	0	0	0	0	0	0	0	0
	California		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado		Minutes				United States	0	0	0	0	0	0	0	0
	Washington		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	362	362	362	362	362	362	362	362
	Switzerland - Mobile		Minutes				Switzerland	92	92	92	92	92	92	92	92

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	GERMANY		Minutes				Germany	0	0	0	0	0	0	0	0
	Germany - Mobile		Minutes				Germany	0	0	0	0	0	0	0	0
	SPAIN		Minutes				Spain	0	0	0	0	0	0	0	0
	Spain - Mobile		Minutes				Spain	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	11,015	11,015	11,015	11,015	11,015	11,015	11,015	11,015
	Switzerland - Mobile		Minutes				Switzerland	3,119	3,119	3,119	3,119	3,119	3,119	3,119	3,119
	UNITED KINGDOM		Minutes				United Kingdom	0	0	0	0	0	0	0	0
	United Kingdom - Mobile		Minutes				United Kingdom	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	MEXICO		Minutes				Mexico	0	0	0	0	0	0	0	0

	Interstate		Minutes				United States	0	0	0	0	0	0	0	0
	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 14 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Switzerland 2009	Carrier Switzerland 2010	Carrier Switzerland 2011	Carrier Switzerland 2012	Carrier Switzerland 2013	Carrier Switzerland 2014	Carrier Switzerland 2015	Carrier Switzerland 2016

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	12,704	12,704	12,704	12,704	12,704	12,704	12,704	12,704

	Domestic Reservationless-Toll Free Dial In		Minutes				United States	0	0	0	0	0	0	0	0
	Domestic Reservationless-Toll Dial In		Minutes				United States	0	0	0	0	0	0	0	0
	EMEA Reservationless-TF		Minutes				Netherlands	0	0	0	0	0	0	0	0
	EMEA Reservationless-DD		Minutes				Netherlands	0	0	0	0	0	0	0	0
	Asia/Pac Reservationless-TF		Minutes				Australia	0	0	0	0	0	0	0	0
	Asia/Pac Reservationless- DD		Minutes				Australia	0	0	0	0	0	0	0	0
	Standard Operator Assisted-Toll Free		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Standard Operator Assisted-Toll		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Premier Toll-Free Dial-In		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Premier Toll Dial-In		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Named User Subscription- (2500 to 4999)		Users				US / Netherlands	0	0	0	0	0	0	0	0

Countries Included	Switzerland

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 15 of 15	Tab: Carrier Switzerland

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
	Managed Network Services							Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
	DATA CARRIER PRICING

IBMB	MPLS Access - OC3	MPLS Access	access loop		primary	Will be utilizing IBM Boulder Private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center	primary		United States	0	0	0	0	0	0	0	0
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center	primary		United States	0	0	0	0	0	0	0	0
IBMB	MPLS Access - OC3	MPLS Access	access loop		backup	Will be utilizing IBM Boulder Private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center	backup		United States	0	0	0	0	0	0	0	0
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center	backup		United States	0	0	0	0	0	0	0	0
IBMC	MPLS Access - OC3	MPLS Access	access loop	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Columbus data center	primary		United States	0	0	0	0	0	0	0	0
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)	primary		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)	Backup		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)	backup		Puerto Rico	0	0	0	0	0	0	0	0
PRJU	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)	backup		Puerto Rico	0	0	0	0	0	0	0	0
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)	primary		United States	0	0	0	0	0	0	0	0
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)	primary		United States	0	0	0	0	0	0	0	0
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)	backup		United States	0	0	0	0	0	0	0	0
USAM	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)	backup		United States	0	0	0	0	0	0	0	0
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)	primary		United States	0	0	0	0	0	0	0	0
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)	backup		United States	0	0	0	0	0	0	0	0
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Camarillo Aviation	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)	primary		United States	0	0	0	0	0	0	0	0
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)	backup		United States	0	0	0	0	0	0	0	0
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)	primary		United States	0	0	0	0	0	0	0	0
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)	backup		United States	0	0	0	0	0	0	0	0
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)	primary		United States	0	0	0	0	0	0	0	0
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)	backup		United States	0	0	0	0	0	0	0	0
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)	primary		United States	0	0	0	0	0	0	0	0
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)	backup		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary		United States	0	0	0	0	0	0	0	0
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup		United States	0	0	0	0	0	0	0	0
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)	primary		United States	0	0	0	0	0	0	0	0
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)	backup		United States	0	0	0	0	0	0	0	0
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)	primary		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 4 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)	backup		United States	0	0	0	0	0	0	0	0
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)	primary		United States	0	0	0	0	0	0	0	0
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)	backup		United States	0	0	0	0	0	0	0	0
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen San Diego	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)	primary		United States	0	0	0	0	0	0	0	0
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USSF	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)	backup		United States	0	0	0	0	0	0	0	0
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)	primary		United States	0	0	0	0	0	0	0	0
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 5 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)	backup		United States	0	0	0	0	0	0	0	0
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)	primary		United States	0	0	0	0	0	0	0	0
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0
USWA	CoS Package Multimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)	backup		United States	0	0	0	0	0	0	0	0

AEDU	512 Kbps	MPLS Access	access loop	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
AEDU	512 Mbps	MPLS Port	PORT	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
AEDU	128 Kbps	MPLS CDR	ePVC	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary		United Arab Emirates	0	0	0	0	0	0	0	0
ATVI	8 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	8 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	2048 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
ATVI	2 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
ATVI	2 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
ATVI	512 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUBR	8 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	1	1	1	1	1	1	1
AUBR	8 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	1	1	1	1	1	1	1

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 6 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
AUBR	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)	Primary		Australia	0	1	1	1	1	1	1	1
AUBR	2 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	1	1	1	1	1	1	1
AUBR	2 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	1	1	1	1	1	1	1
AUBR	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)	Backup		Australia	0	1	1	1	1	1	1	1
AUME	8 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	1	1	1	1	1	1	1
AUME	8 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	1	1	1	1	1	1	1
AUME	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)	Primary		Australia	0	1	1	1	1	1	1	1
AUME	2 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	1	1	1	1	1	1	1
AUME	2 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	1	1	1	1	1	1	1
AUME	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)	Backup		Australia	0	1	1	1	1	1	1	1
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	1	1	1	1	1	1	1
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	1	1	1	1	1	1	1
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)	Primary		Australia	0	1	1	1	1	1	1	1
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	1	1	1	1	1	1	1
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	1	1	1	1	1	1	1
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)	Backup		Australia	0	1	1	1	1	1	1	1
AUVI	8 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	8 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	2048 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)	Primary		Austria	0	0	0	0	0	0	0	0
AUVI	2 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUVI	2 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0
AUVI	512 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)	Backup		Austria	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 7 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
BEBR	8 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	8 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	2048 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)	Primary		Belgium	0	0	0	0	0	0	0	0
BEBR	2 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
BEBR	2 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
BEBR	512 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)	Backup		Belgium	0	0	0	0	0	0	0	0
CABN	8 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	8 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	2048 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)	Primary		Canada	0	0	0	0	0	0	0	0
CABN	6 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CABN	6 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CABN	1536 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)	Primary		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)	Backup		Canada	0	0	0	0	0	0	0	0
CZPR	8 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	8 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2048 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)	Primary		Czech Republic	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 8 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
CZPR	2 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
CZPR	2 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
CZPR	512 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)	Backup		Czech Republic	0	0	0	0	0	0	0	0
DEHE	8 Mbps	MPLS Access	access loop	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	8 Mbps	MPLS Port	PORT	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)	Primary		Denmark	0	0	0	0	0	0	0	0
DEHE	2 Mbps	MPLS Access	access loop	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
DEHE	2 Mbps	MPLS Port	PORT	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
DEHE	512 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)	Backup		Denmark	0	0	0	0	0	0	0	0
FNLD	8 Mbps	MPLS Access	access loop	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	8 Mbps	MPLS Port	PORT	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)	Primary		Finland	0	0	0	0	0	0	0	0
FNLD	2 Mbps	MPLS Access	access loop	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FNLD	2 Mbps	MPLS Port	PORT	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FNLD	512 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)	Backup		Finland	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)	Primary		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)	Backup		France	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)	Primary		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)	Backup		Germany	0	0	0	0	0	0	0	0
GERB	8 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	8 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	2048 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office	Primary		Germany	0	0	0	0	0	0	0	0
GERB	2 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 9 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
GERB	2 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GERB	512 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office	Backup		Germany	0	0	0	0	0	0	0	0
GRAT	4 Mbps	MPLS Access	access loop	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
GRAT	4 Mbps	MPLS Port	PORT	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
GRAT	1024 Kbps	MPLS CDR	ePVC	Amgen Hellas EPE (Athens)	Primary		Greece	0	0	0	0	0	0	0	0
HUBU	8 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	8 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	2048 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)	Primary		Hungary	0	0	0	0	0	0	0	0
HUBU	2 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
HUBU	2 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
HUBU	512 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)	Backup		Hungary	0	0	0	0	0	0	0	0
IEDU	4 Mbps	MPLS Access	access loop	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
IEDU	4 Mbps	MPLS Port	PORT	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
IEDU	1024 Kbps	MPLS CDR	ePVC	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary		Ireland	0	0	0	0	0	0	0	0
ITMI	8 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	8 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	2048 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)	Primary		Italy	0	0	0	0	0	0	0	0
ITMI	4 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
ITMI	4 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
ITMI	1024 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)	Backup		Italy	0	0	0	0	0	0	0	0
LTVI	4 Mbps	MPLS Access	access loop	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LTVI	4 Mbps	MPLS Port	PORT	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LTVI	1024 Kbps	MPLS CDR	ePVC	Amgen Lithuania (Vilnius)	Primary		Lithuania	0	0	0	0	0	0	0	0
LVRI	512 Kbps	MPLS Access	access loop	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
LVRI	512 Mbps	MPLS Port	PORT	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
LVRI	128 Kbps	MPLS CDR	ePVC	Amgen Latvia (Riga)	Primary		Latvia	0	0	0	0	0	0	0	0
NEBR	34 Mbps	MPLS Access	access loop	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 10 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
NEBR	34 Mbps	MPLS Port	PORT	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NEBR	8000 Kbps	MPLS CDR	ePVC	Amgen B.V. (Sales Office in Breda)	Primary		Netherlands	0	0	0	0	0	0	0	0
NETB	34 Mbps	MPLS Access	access loop	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NETB	34 Mbps	MPLS Port	PORT	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NETB	8000 Kbps	MPLS CDR	ePVC	Amgen Europe B.V. (ELC in Breda)	Backup		Netherlands	0	0	0	0	0	0	0	0
NOOS	8 Mbps	MPLS Access	access loop	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	8 Mbps	MPLS Port	PORT	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)	Primary		Norway	0	0	0	0	0	0	0	0
NOOS	2 Mbps	MPLS Access	access loop	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
NOOS	2 Mbps	MPLS Port	PORT	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
NOOS	512 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)	Backup		Norway	0	0	0	0	0	0	0	0
PLWA	8 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	8 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	2048 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)	Primary		Poland	0	0	0	0	0	0	0	0
PLWA	2 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
PLWA	2 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
PLWA	512 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)	Backup		Poland	0	0	0	0	0	0	0	0
POLI	8 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	8 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	2048 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)	Primary		Portugal	0	0	0	0	0	0	0	0
POLI	2 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
POLI	2 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 11 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
POLI	512 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)	Backup		Portugal	0	0	0	0	0	0	0	0
RUMO	512 Kbps	MPLS Access	access loop	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
RUMO	512 Mbps	MPLS Port	PORT	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
RUMO	128 Kbps	MPLS CDR	ePVC	Amgen Russia (Moscow)	Primary		Russia	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)	Primary		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)	Backup		Spain	0	0	0	0	0	0	0	0
SWEK	8 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	8 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)	Primary		Sweden	0	0	0	0	0	0	0	0
SWEK	2 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWEK	2 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWEK	512 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)	Backup		Sweden	0	0	0	0	0	0	0	0
SWLS	34 Mbps	MPLS Access	access loop	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLS	34 Mbps	MPLS Port	PORT	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLS	8000 Kbps	MPLS CDR	ePVC	Amgen Switzerland AG (Sales Office in Zug)	Primary		Switzerland	0	0	0	0	0	0	0	0
SWLU	34 Mbps	MPLS Access	access loop	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 12 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
SWLU	34 Mbps	MPLS Port	PORT	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
SWLU	8000 Kbps	MPLS CDR	ePVC	Amgen (Europe) GmbH (Zug)	Backup		Switzerland	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)	Primary		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)	Backup		United Kingdom	0	0	0	0	0	0	0	0

IBMB to IBMC	OC3 Point to Point	Local Channel	access loop	IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel	IBM Boulder to IBM Columbus			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 13 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
IBMB to USBO	OC3 Point to Point	Local Channel	access loop	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0	0	0	0	0	0	0	0
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
PRJU	T1 6 to 10 Miles	Local Channel	access loop	Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.	Puerto Rico	0	0	0	0	0	0	0	0
PRJU	PRI	Primary Rate Interface	Feature	Amgen Manufacturing, Limited (Puerto Rico)			Puerto Rico	0	0	0	0	0	0	0	0
USAM	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.	United States	0	0	0	0	0	0	0	0
USAM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USBO	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.	United States	0	0	0	0	0	0	0	0
USBO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 14 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel	USBO to USWA			United States	0	0	0	0	0	0	0	0
USCA	T1 11 to 20 Miles	Local Channel	access loop	Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.	United States	0	0	0	0	0	0	0	0
USDC	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.	United States	0	0	0	0	0	0	0	0
USDC	PRI	Primary Rate Interface	Feature	Amgen Inc. (Global Government Affairs in D.C.)			United States	0	0	0	0	0	0	0	0
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)			United States	0	0	0	0	0	0	0	0
USFM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Fremont)			United States	0	0	0	0	0	0	0	0
USFM	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.	United States	0	0	0	0	0	0	0	0
USLO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Distribution Center in Louisville)		Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.	United States	0	0	0	0	0	0	0	0
USLO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 15 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USMV	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Mountain View, CA)		This access loop is for Point to Point to USSF.	United States	0	0	0	0	0	0	0	0
USPH	T1 0 to 5 Miles	Local Channel	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)		This access loop is for Point to Point to USDC.	United States	0	0	0	0	0	0	0	0
USRI	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Rhode Island)		Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.	United States	0	0	0	0	0	0	0	0
USRI	PRI	Primary Rate Interface	Feature	Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USSF	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (So. San Francisco)		Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .	United States	0	0	0	0	0	0	0	0
USSF	PRI	Primary Rate Interface	Feature	Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)			United States	0	0	0	0	0	0	0	0
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)			United States	0	0	0	0	0	0	0	0
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Thousand Oaks)		Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.	United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 16 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
USTO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation			United States	0	0	0	0	0	0	0	0
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USWA	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Washington - Bothell & Seattle)		Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.	United States	0	0	0	0	0	0	0	0
USWA	PRI	Primary Rate Interface	Feature	Amgen Inc. (Washington - Bothell & Seattle)			United States	0	0	0	0	0	0	0	0
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)			United States	0	0	0	0	0	0	0	0
USFM to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0
USTO to USBO	Data (DS3)	Data (DS3)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
PRJU to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USAM to USRI	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 17 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
USLO to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USTO to USSF	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0
USSF to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)			United States	0	0	0	0	0	0	0	0
USTO to USLO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USTO to USLO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)			United States	0	0	0	0	0	0	0	0
USBO to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
USWA to USBO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USBO to USAM	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)			United States	0	0	0	0	0	0	0	0
USWA to USTO	T-1 (Voice)	T-1 (Voice)		Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 18 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
USPH to USPH	T-1 (Voice)	T-1 (Voice)		Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)			United States	0	0	0	0	0	0	0	0
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USBO to PRJU	T-1 (Voice)	T-1 (Voice)		Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)			United States	0	0	0	0	0	0	0	0
USSF	ISDN-PRI	ISDN-PRI		Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)			United States	0	0	0	0	0	0	0	0

AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	1	1	1	1	1	1	1
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit	Amgen Inc. (Colorado - Boulder & Longmont)			United States	0	0	0	0	0	0	0	0
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit	Amgen Inc. (Thousand Oaks)			United States	0	0	0	0	0	0	0	0
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit	IBM Boulder			United States	0	0	0	0	0	0	0	0
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit	IBM Columbus			United States	0	0	0	0	0	0	0	0

	EMEA						Netherlands	0	0	0	0	0	0	0	0
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users				Netherlands	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				Netherlands	0	0	0	0	0	0	0	0
	BB users with SSL	RAS Client software	# of Users				Netherlands	0	0	0	0	0	0	0	0
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
	U.S.						United States	0	0	0	0	0	0	0	0
	Dial users	150 Hr Dial Plan	# of Users				United States	0	0	0	0	0	0	0	0
	BB users with IPSec	RAS Client software	# of Users				United States	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 19 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
	BB SSL Users	RAS Client software	# of Users				United States	0	0	0	0	0	0	0	0
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub	IBM Boulder			United States	0	0	0	0	0	0	0	0
	AP						Australia	0	0	0	0	0	0	0	0
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users				Australia	0	6	6	6	6	6	6	6
	BB users with IPSec	RAS Client software	# of Users				Australia	0	146	146	146	146	146	146	146
	BB SSL Users	RAS Client software	# of Users				Australia	0	80	80	80	80	80	80	80
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	1	1	1	1	1	1	1

AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Australia	0	3	3	3	3	3	3	3
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		DSL access - Enhanced Plus	Australia	0	3	3	3	3	3	3	3
CNHK	Hong Kong	VPN office Device	# Remote CPE	Amgen Hong Kong		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0	1	1	1	1	1	1	1
CNHK	Hong Kong	Broadband ISP Access	# Circuits	Amgen Hong Kong		DSL access - Enhanced Plus	China	0	1	1	1	1	1	1	1
INMU	India	VPN office Device	# Remote CPE	Amgen India (Mumbai)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	India	0	1	1	1	1	1	1	1
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access		Amgen India (Mumbai)			India	0	0	0	0	0	0	0	0
AUNZ	NZ	VPN office Device	# Remote CPE	Amgen New Zealand Pty Ltd		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	New Zealand	0	1	1	1	1	1	1	1
AUNZ	NZ	Broadband ISP Access	# Circuits	Amgen New Zealand Pty Ltd		GMIS - 256k with Managed Router	New Zealand	0	1	1	1	1	1	1	1
CAON	Canada	VPN office Device	# Remote CPE	Amgen Canada Inc. (Ottawa)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Canada	0	0	0	0	0	0	0	0
CAON	Canada	Broadband ISP Access	# Circuits	Amgen Canada Inc. (Ottawa)		DSL access - Enhanced Premium	Canada	0	0	0	0	0	0	0	0
EETA	Estonia	VPN office Device	# Remote CPE	Amgen Estonia (Tallinn)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Estonia	0	0	0	0	0	0	0	0
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access		Amgen Estonia (Tallinn)			Estonia	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 20 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovak Republic	0	0	0	0	0	0	0	0
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		DSL access - Enhanced Standard Entry	Slovak Republic	0	0	0	0	0	0	0	0
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovenia	0	0	0	0	0	0	0	0
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehouse		GMIS - 256k with Managed Router	Slovenia	0	0	0	0	0	0	0	0
No site code	Czech	VPN office Device	# Remote CPE	Czech Republic (ECP) remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Czech Republic	0	0	0	0	0	0	0	0
No site code	Czech	Broadband ISP Access	# Circuits	Czech Republic (ECP) remote warehouse		DSL access - Enhanced Standard	Czech Republic	0	0	0	0	0	0	0	0
No site code	Hungary	VPN office Device	# Remote CPE	Hungary (HungaroPharma) Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Hungary	0	0	0	0	0	0	0	0
No site code	Hungary	Broadband ISP Access	# Circuits	Hungary (HungaroPharma) Remote warehouse		DSL access - Enhanced Standard	Hungary	0	0	0	0	0	0	0	0
No site code	Portugal	VPN office Device	# Remote CPE	Portugal Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Portugal	0	0	0	0	0	0	0	0
No site code	Portugal	Broadband ISP Access	# Circuits	Portugal Remote warehouse		DSL access - Enhanced Standard	Portugal	0	0	0	0	0	0	0	0
BRBR	Brazil	VPN office Device	# Remote CPE	Amgen Brazil (Brasilia)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Brazil	0	0	0	0	0	0	0	0
BRBR	Brazil	Broadband ISP Access	# Circuits	Amgen Brazil (Brasilia)		GMIS - 256k with Managed Router	Brazil	0	0	0	0	0	0	0	0
MXMC	Mexico City	VPN office Device	# Remote CPE	Amgen Mexico (Mexico City)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Mexico	0	0	0	0	0	0	0	0
MXMC	Mexico City	Broadband ISP Access	# Circuits	Amgen Mexico (Mexico City)		GMIS - 256k with Managed Router	Mexico	0	0	0	0	0	0	0	0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 21 of 24	Tab: Carrier Australia

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.	United States	0	0	0	0	0	0	0	0
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		ADSL - 1.5M/384k Note USOH indicated as closed in Site list.	United States	0	0	0	0	0	0	0	0

	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United States	0	0	0	0	0	0	0	0
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0	1	1	1	1	1	1	1
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Ireland	0	0	0	0	0	0	0	0
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United Kingdom	0	0	0	0	0	0	0	0

IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder			United States	0	0	0	0	0	0	0	0
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Columbus			United States	0	0	0	0	0	0	0	0
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder & IBM Columbus			United States	0	0	0	0	0	0	0	0
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0

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Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)			United Kingdom	0	0	0	0	0	0	0	0
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs	Amgen Australia Pty. Ltd. (Sydney)			Australia	0	2	2	2	2	2	2	2
								0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0
	VOICE CARRIER PRICING								0	0	0	0	0	0	0

	Outbound Switched		Minutes				United States	0	0	0	0	0	0	0	0
	Outbound Ded		Minutes				United States	0	0	0	0	0	0	0	0
	Outbound Fully Connected		Minutes				United States	0	0	0	0	0	0	0	0
	Inbound Switched		Minutes				United States	0	0	0	0	0	0	0	0
	Inbound Dedicated		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	Washington Intralata		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado		Minutes				United States	0	0	0	0	0	0	0	0
	Kentucky		Minutes				United States	0	0	0	0	0	0	0	0
	Massachusetts		Minutes				United States	0	0	0	0	0	0	0	0
	RhodeIsland		Minutes				United States	0	0	0	0	0	0	0	0
	Washington		Minutes				United States	0	0	0	0	0	0	0	0
	WashingtonDC		Minutes				United States	0	0	0	0	0	0	0	0
	California		Minutes				United States	0	0	0	0	0	0	0	0
	Colorado		Minutes				United States	0	0	0	0	0	0	0	0
	Washington		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0

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Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name	Primary or Backup	Additional Comments	Country	Carrier Australia 2009	Carrier Australia 2010	Carrier Australia 2011	Carrier Australia 2012	Carrier Australia 2013	Carrier Australia 2014	Carrier Australia 2015	Carrier Australia 2016
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0
	Switzerland - Mobile		Minutes				Switzerland	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	GERMANY		Minutes				Germany	0	0	0	0	0	0	0	0
	Germany - Mobile		Minutes				Germany	0	0	0	0	0	0	0	0
	SPAIN		Minutes				Spain	0	0	0	0	0	0	0	0
	Spain - Mobile		Minutes				Spain	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0
	Switzerland - Mobile		Minutes				Switzerland	0	0	0	0	0	0	0	0
	UNITED KINGDOM		Minutes				United Kingdom	0	0	0	0	0	0	0	0
	United Kingdom - Mobile		Minutes				United Kingdom	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	MEXICO		Minutes				Mexico	0	0	0	0	0	0	0	0

	Interstate		Minutes				United States	0	0	0	0	0	0	0	0
	California Interlata		Minutes				United States	0	0	0	0	0	0	0	0
	California Intralata		Minutes				United States	0	0	0	0	0	0	0	0

	CANADA		Minutes				Canada	0	0	0	0	0	0	0	0
	SWITZERLAND		Minutes				Switzerland	0	0	0	0	0	0	0	0

	Domestic Reservationless-Toll Free Dial In		Minutes				United States	0	0	0	0	0	0	0	0
	Domestic Reservationless-Toll Dial In		Minutes				United States	0	0	0	0	0	0	0	0
	EMEA Reservationless-TF		Minutes				Netherlands	0	0	0	0	0	0	0	0
	EMEA Reservationless-DD		Minutes				Netherlands	0	0	0	0	0	0	0	0
	Asia/Pac Reservationless-TF		Minutes				Australia	0	15,953	15,953	15,953	15,953	15,953	15,953	15,953
	Asia/Pac Reservationless- DD		Minutes				Australia	0	343	343	343	343	343	343	343
	Standard Operator Assisted-Toll Free		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Standard Operator Assisted-Toll		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Premier Toll-Free Dial-In		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Premier Toll Dial-In		Minutes				US / Netherlands	0	0	0	0	0	0	0	0
	Named User Subscription- (2500 to 4999)		Users				US / Netherlands	0	0	0	0	0	0	0	0
								0	0	0	0	0	0	0	0

Countries Included	Australia
New Zealand
China
India
Singapore

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Tab: Carrier Baselines	Attachment 4-D

		AEDU	ATVI	AUAP	AUBR	AUGF	AUME
		Middle
		East &
		Africa
		FZ LLC	CEE	Australia	Australia		Australia
		(Dubai,	Headquarters	Pty Ltd	Pty Ltd	Australia	Pty. Ltd.
		U.A.E)	(Vienna)	(Adelaide)	(Brisbane)	(Griffith)	(Melbourne)
		E	C	E	C	E	D
		United
		Arab
Description	Total	Emirates	Austria	Australia	Australia	Australia	Australia
Application Hosting Services
Support Services
All Site Types:
Windows
1-Critical Service Level	89	—	—	—	—	—	—
2-High Service Level	633	—	1	—	—	—	1
3-Standard Service Level	2,031	—	2	—	—	—	1
Unix (Solaris)
1-Critical Service Level	12	—	—	—	—	—	—
2-High Service Level	93	—	—	—	—	—	—
3-Standard Service Level	270	—	—	—	—	—	—
Linux
1-Critical Service Level	2	—	—	—	—	—	—
2-High Service Level	89	—	—	—	—	—	—
3-Standard Service Level	468	—	—	—	—	—	—
AS400 (OS400)
1-Critical Service Level	—	—	—	—	—	—	—
2-High Service Level	6	—	—	—	—	—	—
3-Standard Service Level	3	—	—	—	—	—	—
OpenVMS
1-Critical Service Level	—	—	—	—	—	—	—
2-High Service Level	2	—	—	—	—	—	—
3-Standard Service Level	5	—	—	—	—	—	—
Other Unix (HP-UX, IRIX, True64)
1-Critical Service Level	—	—	—	—	—	—	—
2-High Service Level	1	—	—	—	—	—	—
3-Standard Service Level	17	—	—	—	—	—	—

Database & Middleware Support
Oracle Database	1,138	—	—	—	—	—	—
SQL Database	1,080	—	1	—	—	—	—
Middleware Support	607	—	—	—	—	—	—

Usable Disk Storage TBs - Shared (per TB) - Tier 1	150	—	—	—	—	—	—
Usable Disk Storage TBs - Shared (per TB) - Tier 2	449	—	—	—	—	—	—
Usable Disk Storage TBs - Shared (per TB) - Tier 3	1,039	—	1	—	—	—	2
Usable Disk Storage TBs - Shared (per TB) - Tier 4	3,276	—	2	—	—	—	4

Utility Server Support & Infrastructure	32,658	5	44	4	1	—	91

Web Hosting Services (part of Application Hosting Services)
Support Services
All Site Types:
Web Hosting Services
1-Critical Service Level	92	—	—	—	—	—	—
2-High Service Level	71	—	—	—	—	—	—
3-Standard Service Level	66	—	—	—	—	—	—
Managed Network Services

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Tab: Carrier Baselines	Attachment 4-D

AUNZ	AUPE	AUSY	AUVI	BEBR	BRBR	CABN	CAMI	CAON	CNHK	CZPR	DEHE	EETA

Belgium
New	Australia	Australia		S.A./		British
Zealand	Pty Ltd	Pty. Ltd.	GmbH	N.V.	Brazil	Columbia	Canada	Canada	Hong	s.r.o.	AB	Estonia
Pty Ltd	(Perth)	(Sydney)	(Vienna)	(Brussels)	(Brasilia)	(Burnaby)	(Mississauga)	(Ottawa)	Kong	(Prague)	(Denmark)	(Tallinn)
E	E	B	C	D	E	C	B	E	E	C	C	E

New										Czech
Zealand	Australia	Australia	Austria	Belgium	Brazil	Canada	Canada	Canada	China	Republic	Denmark	Estonia

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	5	1	1	—	1	8	—	—	1	—	—
—	—	13	1	2	—	1	33	—	—	1	1	—

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	1	—	—	—	—	—	—	—	—	—	—
—	—	3	—	—	—	2	4	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	1	—	—	—	—	—	—
—	—	1	1	1	—	—	2	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	2	1	1	—	—	9	—	—	—	—	—
—	—	4	2	2	—	—	18	—	—	—	—	—

2	—	139	93	108	—	78	386	—	6	61	22	—

—	—	—	—	—	—	—	1	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	1	—	—	—	—	1	—	—	—	—	—

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Tab: Carrier Baselines	Attachment 4-D

FNLD	FRPA	GEMU	GERB	GRAT	HUBU	IEDU	INMU	ITMI	JPTO	LTVI	LVRI	MXMC
IE (Sales
						Branch			K.K. (Tokyo
						Office			Sapia
				Hellas		in			Tower -			Mexico
AB	S.A.S.	GmbH	Regensburg,	EPE	kft.	Dublin,	India	S.p.A.	Chiyoda-ku,	Lithuania	Latvia	(Mexico
(Finland)	(Paris)	(Munich)	GR Office	(Athens)	(Budapest)	Ireland)	(Mumbai)	(Milan)	JP)	(Vilnius)	(Riga)	City)
C	B	B	C	E	C	D	E	C	E	E	E	E

Finland	France	Germany	Germany	Greece	Hungary	Ireland	India	Italy	Japan	Lithuania	Latvia	Mexico

—	—	—	—	—	—	—	—	—	—	—	—	—
—	1	1	—	—	1	—	—	1	2	—	—	—
1	3	7	3	1	1	1	1	4	8	1	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	1	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	2	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	1	1	—	—	—	—	—	—	—	—	—
—	1	3	—	—	—	—	—	2	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	3	3	3	—	—	—	—	3	—	—	—	—
—	6	6	6	—	—	—	—	6	—	—	—	—

23	322	334	30	29	68	8	—	273	—	1	—	14

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	2	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—

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Tab: Carrier Baselines	Attachment 4-D

NEBR	NETB	NOOS	PLWA	POLI	PRJU	RUMO	SGSG	SKBR	SKPI	SLLJ

B.V. (Sales	Europe				Manufacturing,			Slovak
Office in	B.V. (ELC	AB	sp.z.o.o.	Biofarmaceutica,	Limited	Russia		Republic	Slovakia
Breda)	in Breda)	(Norway)	(Warsaw)	Lda (Portugal)	(Puerto Rico)	(Moscow)	Singapore	(Bratislava)	(Piestany)	Slovenia
A	A	C	C	C	A	E	E	E	E	E

								Slovak	Slovak
Netherlands	Netherlands	Norway	Poland	Portugal	Puerto Rico	Russia	Singapore	Republic	Republic	Slovenia

—	6	—	—	—	—	—	—	—	—	—
—	22	—	1	1	35	—	—	—	—	—
—	122	1	1	2	91	—	—	—	—	—

—	—	—	—	—	2	—	—	—	—	—
—	3	—	—	—	—	—	—	—	—	—
—	11	—	—	—	3	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—
—	1	—	—	—	—	—	—	—	—	—
—	18	—	—	—	2	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—
—	2	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—

—	116	—	—	—	23	—	—	—	—	—
—	34	—	—	2	—	—	—	—	—	—
—	18	—	—	—	25	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	3	—	—	—	—	—
—	47	—	—	1	73	—	—	—	—	—
—	94	—	—	2	152	—	—	—	—	—

69	734	16	120	72	2,906	25	—	—	—	—

—	1	—	—	—	1	—	—	—	—	—
—	1	—	—	—	1	—	—	—	—	—
—	10	—	—	—	2	—	—	—	—	—

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Tab: Carrier Baselines	Attachment 4-D

SPBA	SWEK	SWLS	SWLU	UKCA	UKUX	USAM	USBM	USBO	USBT	USCA

	AB	Switzerland
SA	(Sweden -	AG (Sales	(Europe)	Limited	London,		Boston (One	(Colorado -	Biostatistics
(Barcelona,	Nordic	Office in	GmbH	(Cambridge,	UK Office	(Cambridge,	International	Boulder &	Teleworkers	Camarillo
Spain)	Office)	Zug)	(Zug)	UK)	(Uxbridge)	MA)	Place)	Longmont)	Field Staff	Aviation
C	C	B	C	A	B	B	0	A	N/A	E

				United	United	United	United	United	United	United
Spain	Sweden	Switzerland	Switzerland	Kingdom	Kingdom	States	States	States	States	States

—	—	—	—	—	—	—	—	30	—	—
1	1	—	1	7	1	1	—	122	—	—
2	2	—	3	29	2	20	—	181	—	1

—	—	—	—	—	—	—	—	2	—	—
—	—	—	—	1	—	—	—	5	—	—
—	—	—	—	12	—	3	—	16	—	—

—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	1	—	—	—	8	—	—
—	—	—	—	6	—	13	—	22	—	—

—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	1	—	—
—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	2	—	—

—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	22	—	12	—	48	—	—
1	1	—	—	1	2	—	—	23	—	—
—	—	—	—	11	—	4	—	58	—	—

—	—	—	—	—	—	—	—	72	—	—
—	—	—	—	—	—	—	—	34	—	—
3	3	—	5	30	3	—	—	34	—	—
6	6	—	10	60	6	—	—	280	—	—

245	88	57	283	705	79	214	—	2,131	—	—

—	—	—	—	—	—	—	—	9	—	—
—	—	—	—	—	—	—	—	7	—	—
—	—	—	—	—	—	—	—	3	—	—

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USCF	USCH	USDC	USFM	USFW	USGR	USLO	USMA	USMV	USOH
	Great				Partner		Southeast		Partner
	Lakes				Site @		Regional		Site @
	Regional	(Global		United	Fluor		Sales		Jacob’s
Clinical	Sales	Government		States	Enterprises	(Distribution	Force		Engineering
Field	Force	Affairs in		Flexible	(Greenville,	Center in	(Atlanta,	(Mountain	(Cincinnati,
Force	(Chicago)	D.C.)	(Fremont)	Workers	SC)	Louisville)	GA)	View, CA)	OH)
N/A	D	D	A	N/A	E	B	D	E	E

United	United	United	United	United	United	United	United	United	United
States	States	States	States	States	States	States	States	States	States

—	—	—	—	—	—	—	—	—	—
—	—	1	5	—	—	2	—	—	—
—	1	2	56	—	—	—	1	3	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	17	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	9	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	25	—	—	—	—	1	—
—	—	—	8	—	—	—	—	—	—
—	—	—	19	—	—	—	—	—	—

—	—	—	—	—	—	—	23	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	10	—	—
—	—	—	—	—	—	—	66	—	—

155	—	62	651	—	—	83	—	18	—

—	—	—	1	—	—	—	—	—	—
—	—	—	4	—	—	—	—	—	—
—	—	—	2	—	—	—	—	—	—

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USPA	USPH	USRI	USSA	USSC	USSD	USSF	USSH	USTO	USWA

Partner	NE
Site	Regional
@ Jacob’s	Sales Force						Sharon		(Washington -
Engineering	(Philadelphia,	(Rhode	Sales	Sacramento	San	(So. San	Hill	(Thousand	Bothell &
(Pennsylvania)	PA)	Island)	Force	Office	Diego	Francisco)	Warehouse	Oaks)	Seattle)
E	D	A	N/A	E	D	B	E	A	A

United	United	United	United	United	United	United	United	United	United
States	States	States	States	States	States	States	States	States	States

—	—	34	—	—	—	—	—	15	4
—	—	91	—	—	—	9	—	278	29
—	1	121	—	—	—	28	—	1,107	168

—	—	2	—	—	—	—	—	6	—
—	—	14	—	—	—	3	—	67	—
—	—	10	—	—	—	3	—	152	42

—	—	2	—	—	—	—	—	—	—
—	—	6	—	—	—	10	—	57	5
—	—	8	—	—	—	24	—	232	123

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	3	—
—	—	—	—	—	—	—	—	3	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	2	—
—	—	—	—	—	—	—	—	3	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	1	—
—	—	12	—	—	—	—	—	5	—

—	—	46	—	—	—	17	—	736	89
—	—	26	—	—	—	2	—	917	51
—	—	33	—	—	—	5	—	386	48

—	—	55	—	—	—	—	—	—	—
—	—	8	—	—	—	11	—	360	33
—	—	27	—	—	—	21	—	653	101
—	—	180	—	—	—	64	—	2,026	268

—	1	2,074	1,438	—	—	1,143	—	14,916	2,231

—	—	13	—	—	—	3	—	57	6
—	—	4	—	—	—	2	—	44	6
—	—	3	—	—	—	1	—	30	13

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Description	Total	AEDU	ATVI	AUAP	AUBR	AUGF	AUME	AUNZ	AUPE	AUSY
Locations (Systems & Services)
WAN-Company Facilities
Site Type 1	8	—	—	—	—	—	—	—	—	—
Site Type 2	37	1	1	—	1	—	1	—	—	1
Tier 1 Hubs (distribution layer)	213	—	—	—	—	—	—	—	—	2
Call Center Seats	234	—	—	—	—	—	—	—	—	—
Video Conference Rooms	171	—	2	—	—	—	2	—	—	2
PBXs: Small per system	24	—	1	—	—	—	1	—	—	1
Medium per system	6	—	—	—	—	—	—	—	—	—
Large per system	11	—	—	—	—	—	—	—	—	—
Handsets - Digital per port	[*]	—	[*]	—	[*]	—	[*]	—	—	[*]
Handsets - Analog per port	[*]	—	[*]	—	—	—	[*]	—	—	[*]
VOICE - See “Carrier Baselines” Tab
Voice - IMACs	522	—	—	—	—	—	1	—	—	2
Pagers	1,484	—	—	—	—	—	—	—	—	—
Messaging, Directory & Collaboration Services
Support Services
Standard Service Level
E-mail Accounts	[*]	[*]	[*]	[*]	[*]	—	[*]	[*]	[*]	[*]
LAN Services (part of Managed Network Services)
Support Services
Site Type 1: Code A
LAN-Attached Devices	27,864	—	—	—	—	—	—	—	—	—
VoIP	1,339	—	—	—	—	—	—	—	—	—
Wireless Access Points (WAPs)	585	—	—	—	—	—	—	—	—	—
Site Type 2: Code B, C, D
LAN-Attached Devices	7,733	—	48	—	21	—	81	—	—	145
VoIP	2,071	—	—	—	110	—	—	—	—	—
Wireless Access Points (WAPs)	195	—	2	—	11	—	—	—	—	15
Site Type 3: Code E
LAN-Attached Devices	167	6	—	5	—	—	—	2	—	—
VoIP	400	—	—	—	—	—	—	—	—	—
Wireless Access Points (WAPs)	2	—	—	—	—	—	—	—	—	—

100 MB	38,636	—	173	—	—	—	260	—	—	433
10 GB	291	—	—	—	—	—	—	—	—	—
GIG_E	2,538	—	—	—	10	—	10	—	—	10
End-User Computing Services
Support Services
All Site Types - Standard Service Level
Standard Desktops	[*]	—	[*]	—	—	—	[*]	—	—	[*]
Standard Laptops	[*]	[*]	[*]	[*]	—	—	[*]	[*]	—	[*]
Standard Unix Workstations	[*]	—	—	—	—	—	—	—	—	—
Standard Network Printers	[*]	—	[*]	—	[*]	—	[*]	—	—	[*]
Print Pages (000s) Black&White - Billable	6,028	—	8	—	1	—	47	—	—	63
Print Pages (000s) Color - Billable	4,015	—	6	—	1	—	5	—	—	53
Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]	[*]	[*]	[*]	—	[*]	[*]	[*]	[*]
Tablets	[*]	—	—	—	—	—	[*]	—	—	—
Nextels (US Only)	4,722	—	—	—	—	—	—	—	—	—
IMACs	4,812	1	7	1	—	—	13	—	—	22
Service Desk Services
Service Desk Seat	[*]	[*]	[*]	[*]	—	—	[*]	[*]	—	[*]

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AUVI	BEBR	BRBR	CABN	CAMI	CAON	CNHK	CZPR	DEHE	EETA	FNLD	FRPA	GEMU	GERB	GRAT	HUBU	IEDU

—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
1	1	—	1	1	—	1	1	1	—	1	1	1	1	—	1	1
—	—	—	2	4	—	—	—	—	—	—	3	3	1	—	—	—
—	—	—	—	18	—	—	—	—	—	—	—	—	—	—	—	—
—	1	—	2	5	—	—	1	1	—	1	1	2	1	—	1	—
1	1	—	—	—	—	—	—	—	—	1	1	1	1	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
[*]	[*]	—	—	—	—	—	—	—	—	[*]	[*]	[*]	[*]	—	—	—
[*]	[*]	—	—	—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	—	[*]

1	2	—	1	13	—	—	1	—	—	—	5	4	—	1	1	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

[*]	[*]	—	[*]	[*]	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

93	106	—	89	395	—	—	63	25	—	25	323	319	32	—	70	4
—	—	—	639	1,322	—	—	—	—	—	—	—	—	—	—	—	—
5	5	—	—	—	—	2	5	2	—	4	6	7	4	4	—	2

—	—	—	—	—	—	10	—	—	—	—	—	—	—	39	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

173	303	—	148	367	—	—	130	87	—	87	476	520	217	87	87	43
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	13	35	—	10	—	—	—	—	20	20	—	—	—	—

[*]	[*]	—	[*]	[*]	—	—	[*]	[*]	—	—	[*]	[*]	[*]	—	[*]	—
[*]	[*]	—	[*]	[*]	—	[*]	[*]	[*]	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
[*]	[*]	—	[*]	[*]	—	—	[*]	[*]	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
35	29	—	5	63	—	—	33	24	—	9	61	117	2	6	46	3
30	25	—	6	176	—	—	16	10	—	8	42	20	1	—	—	6
[*]	[*]	—	—	[*]	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
—	—	—	—	[*]	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
15	17	—	12	63	—	1	10	4	—	4	51	51	4	5	11	—

[*]	[*]	—	[*]	[*]	—	[*]	[*]	[*]	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]

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INMU	ITMI	JPTO	LTVI	LVRI	MXMC	NEBR	NETB	NOOS	PLWA	POLI	PRJU	RUMO	SGSG	SKBR	SKPI	SLLJ

—	—	—	—	—	—	—	1	—	—	—	1	—	—	—	—	—
1	1	—	1	—	—	—	—	1	1	1	—	—	—	—	—	—
—	3	3	—	—	—	—	8	—	1	—	14	—	—	—	—	—
—	—	—	—	—	—	—	77	—	—	—	—	—	—	—	—	—
—	2	4	—	—	—	—	3	1	1	1	6	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	1	—	—	—	—	—	—
—	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	1	—	—	—	1	—	—	—	—	—
—	—	—	—	—	—	—	[*]	—	—	[*]	[*]	—	—	—	—	—
—	[*]	—	[*]	—	—	—	[*]	—	—	[*]	[*]	—	—	—	—	—

—	4	1	—	—	—	1	8	—	2	1	46	1	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	4	—	—	—	—	—

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	—	[*]	[*]	[*]

—	—	—	—	—	—	—	928	—	—	—	3,329	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	43	—	—	—	16	—	—	—	—	—

21	262	—	—	—	—	—	—	20	125	68	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
1	10	—	1	—	—	—	—	2	7	2	—	—	—	—	—	—

2	—	17	2	—	16	—	—	—	—	—	—	31	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—

43	476	—	43	—	—	—	1,732	43	173	173	3,509	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	151	—	—	—	179	—	—	—	—	—

—	[*]	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	—	—	—	—	—
—	[*]	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	[*]	—	[*]	—	[*]	—	[*]	[*]	[*]	[*]	[*]	—	—	—	—	—
—	77	—	1	—	1	—	354	9	118	24	786	—	—	—	—	—
—	17	—	—	—	—	—	90	2	9	12	160	—	—	—	—	—
[*]	[*]	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	—	—	[*]	[*]
—	—	—	—	—	—	—	[*]	—	—	—	[*]	—	—	—	—	—
—	—	—	—	—	—	—	1	—	—	—	1	—	—	—	—	—
—	42	—	—	—	2	12	112	3	20	10	418	4	—	—	—	—

—	[*]	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	—	—	—	—

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SPBA	SWEK	SWLS	SWLU	UKCA	UKUX	USAM	USBM	USBO	USBT	USCA	USCF	USCH	USDC	USFM	USFW	USGR

—	—	—	—	1	—	—	—	1	—	—	—	—	—	1	—	—
1	1	1	1	—	1	1	—	—	—	—	—	1	1	—	—	—
3	1	—	3	3	3	5	—	27	—	—	—	—	—	5	—	—
—	—	—	—	—	—	—	—	28	—	—	—	—	—	—	—	—
2	1	—	7	6	5	9	—	6	—	—	—	—	3	4	—	—
1	1	1	—	1	—	—	—	3	—	—	—	—	1	—	—	—
—	—	—	—	1	1	—	—	1	—	—	—	—	—	—	—	—
—	—	—	—	—	—	1	—	1	—	—	—	—	—	1	—	—
[*]	[*]	[*]	—	[*]	[*]	[*]	—	[*]	—	—	—	—	[*]	[*]	—	—
[*]	[*]	[*]	—	[*]	[*]	[*]	—	[*]	—	—	—	—	[*]	[*]	—	—

3	1	1	3	5	3	6	—	96	—	—	—	—	—	32	—	—
—	—	—	2	—	—	4	—	84	—	—	2	—	2	6	2	—

[*]	[*]	[*]	[*]	[*]	[*]	[*]	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	—

—	—	—	—	756	—	—	—	2,593	—	—	—	—	—	870	—	—
—	—	—	—	—	—	—	—	36	—	—	—	—	—	—	—	—
—	—	—	—	4	—	—	—	58	—	—	—	—	—	65	—	—

253	88	54	269	—	99	314	—	—	—	—	—	3	68	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
5	4	—	17	23	8	41	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	2	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

476	260	—	823	—	520	724	—	2,752	—	—	—	8	72	667	—	2
—	—	—	—	—	—	—	—	30	—	—	—	—	—	—	—	—
—	—	—	—	20	—	47	—	189	—	—	—	1	—	120	—	10

[*]	[*]	[*]	[*]	[*]	[*]	[*]	—	[*]	—	—	[*]	—	[*]	[*]	—	—
[*]	[*]	[*]	[*]	[*]	[*]	[*]	—	[*]	—	—	[*]	—	[*]	[*]	—	—
—	—	—	—	—	—	[*]	—	—	—	—	—	—	—	—	—	—
[*]	[*]	[*]	[*]	[*]	[*]	[*]	—	[*]	—	—	—	—	—	[*]	—	—
56	103	1	12	276	92	30	—	316	—	—	—	—	—	163	—	—
30	63	1	4	27	47	17	—	107	—	—	—	—	—	41	—	—
[*]	[*]	[*]	[*]	[*]	[*]	[*]	—	[*]	—	[*]	[*]	[*]	[*]	[*]	[*]	—
—	—	—	—	[*]	—	—	—	[*]	—	—	—	—	—	—	—	—
—	—	—	—	—	—	44	—	1,434	—	—	—	—	—	246	—	—
38	14	9	43	114	9	18	—	310	—	—	27	—	11	99	—	—

[*]	[*]	[*]	[*]	[*]	[*]	[*]	—	[*]	—	—	[*]	—	[*]	[*]	—	—

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USLO	USMA	USMV	USOH	USPA	USPH	USRI	USSA	USSC	USSD	USSF	USSH	USTO	USWA

—	—	—	—	—	—	1	—	—	—	—	—	1	1
1	1	—	—	—	1	—	—	—	1	1	—	—	—
2	2	—	—	—	—	17	—	—	—	3	—	81	14
2	—	—	—	—	—	—	—	—	—	—	—	109	—
2	3	1	—	2	—	4	—	—	—	7	—	53	16
—	—	—	—	—	1	—	—	—	—	—	—	1	4
1	—	—	—	—	—	—	—	—	—	—	—	1	—
—	—	—	—	—	—	1	—	—	—	1	—	4	—
[*]	—	—	—	—	[*]	[*]	—	—	—	[*]	—	[*]	[*]
[*]	—	—	—	—	[*]	[*]	—	—	—	[*]	—	[*]	[*]

—	—	—	—	—	—	112	—	—	—	17	—	118	29
2	—	—	—	—	—	9	11	—	—	4	—	1,194	158

[*]	[*]	[*]	—	—	[*]	[*]	[*]	—	—	[*]	—	[*]	[*]

—	—	—	—	—	—	2,592	—	—	—	—	—	16,796	—
—	—	—	—	—	—	—	—	—	—	—	—	278	1,025
—	—	—	—	—	—	—	—	—	—	—	—	279	120

94	3	—	—	—	4	—	—	—	1	1,303	—	—	2,845
—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	27	—	7	—	—	—	—	—	—	—	—	—
—	—	400	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—

129	22	51	—	5	10	4,447	—	—	9	810	—	14,038	3,028
—	—	—	—	—	—	70	—	—	—	—	—	191	—
9	1	19	—	21	—	438	—	—	1	94	—	949	161

[*]	—	[*]	—	—	—	[*]	[*]	—	—	[*]	—	[*]	[*]
[*]	—	[*]	—	—	[*]	[*]	[*]	—	—	[*]	—	[*]	[*]
—	—	—	—	—	—	—	—	—	—	[*]	—	[*]	[*]
—	—	[*]	—	—	—	[*]	—	—	—	[*]	—	[*]	[*]
—	—	1	—	—	—	170	—	—	—	159	—	2,548	179
—	—	1	—	—	—	132	—	—	—	89	—	2,554	207
[*]	[*]	[*]	—	—	[*]	[*]	[*]	—	—	[*]	—	[*]	[*]
[*]	—	—	—	—	—	[*]	—	—	—	[*]	—	[*]	[*]
61	—	—	—	—	—	1,103	—	—	—	40	—	1,319	473
14	—	2	—	—	—	308	250	—	—	172	—	2,135	324

[*]	—	[*]	—	—	[*]	[*]	[*]	—	—	[*]	—	[*]	[*]

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 12 of 12	Tab: Resource Baseline Summary

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name

Managed Network Services
DATA CARRIER PRICING

IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Boulder data center
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Boulder data center
IBMC	MPLS Access - OC3	MPLS Access	access loop	IBM Columbus data center
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port	IBM Columbus data center
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	IBM Columbus data center
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)
PRJU	MPLS Access - DS3	MPLS Access	access loop	Amgen Manufacturing, Limited (Puerto Rico)
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Manufacturing, Limited (Puerto Rico)
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Manufacturing, Limited (Puerto Rico)
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)
USAM	MPLS Access - DS3	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)
USAM	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Cambridge, MA)
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Cambridge, MA)
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)
USBO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Colorado - Boulder & Longmont)
USBO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Colorado - Boulder & Longmont)
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Colorado - Boulder & Longmont)
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Camarillo Aviation
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Camarillo Aviation
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Camarillo Aviation
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Great Lakes Regional Sales Force (Chicago)
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Great Lakes Regional Sales Force (Chicago)
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Great Lakes Regional Sales Force (Chicago)
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop	Amgen Inc. (Global Government Affairs in D.C.)
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Global Government Affairs in D.C.)
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Global Government Affairs in D.C.)
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)
USFM	MPLS Port - 20 Mbps	MPLS Port	Port	Amgen Inc. (Fremont)
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR	Amgen Inc. (Fremont)
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)
USFM	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Fremont)
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Inc. (Distribution Center in Louisville)
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Inc. (Distribution Center in Louisville)
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Inc. (Distribution Center in Louisville)

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 1 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Primary or Backup	Additional Comments	Country	United Arab Emirates *	Austria	Australia	New Zealand	Belgium	Brazil
			Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol

			0.0	0.0	0.0	0.0	0.0	0.0
primary	Will be utilizing IBM Boulder Private access Facilities.	United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup	Will be utilizing IBM Boulder Private access Facilities.	United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		Puerto Rico	0.0	0.0	0.0	0.0	0.0	0.0
primary		Puerto Rico	0.0	0.0	0.0	0.0	0.0	0.0
primary		Puerto Rico	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Puerto Rico	0.0	0.0	0.0	0.0	0.0	0.0
backup		Puerto Rico	0.0	0.0	0.0	0.0	0.0	0.0
backup		Puerto Rico	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 2 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Canada	China	Czech Republic	Denmark	Estonia	Finland	France	Germany	Greece	Hungary	Ireland	India	Italy	Japan	Lithuania	Latvia
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 3 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Mexico	Netherlands	Norway	Poland	Portugal	Puerto Rico	United States	Russia	Singapore	Slovak Republic	Slovenia	Spain	Sweden	Switzerland	United Kingdom	Worldwide
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 4 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name

Managed Network Services
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Southeast Regional Sales Force (Atlanta, GA)
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Southeast Regional Sales Force (Atlanta, GA)
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Southeast Regional Sales Force (Atlanta, GA)
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen Inc. (Mountain View, CA)
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen Inc. (Mountain View, CA)
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen Inc. (Mountain View, CA)
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen NE Regional Sales Force (Philadelphia, PA)
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen NE Regional Sales Force (Philadelphia, PA)
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)
USRI	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Rhode Island)
USRI	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Rhode Island)
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Rhode Island)
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop	Amgen San Diego
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port	Amgen San Diego
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR	Amgen San Diego
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)
USSF	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (So. San Francisco)
USSF	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (So. San Francisco)
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (So. San Francisco)
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)
USTO	MPLS Access - OC3	MPLS Access	access loop	Amgen Inc. (Thousand Oaks)
USTO	MPLS Port - 155 Mbps	MPLS Port	Port	Amgen Inc. (Thousand Oaks)
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR	Amgen Inc. (Thousand Oaks)
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)
USWA	MPLS Access - DS3	MPLS Access	access loop	Amgen Inc. (Washington - Bothell & Seattle)
USWA	MPLS Port - 45 Mbps	MPLS Port	Port	Amgen Inc. (Washington - Bothell & Seattle)
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR	Amgen Inc. (Washington - Bothell & Seattle)
AEDU	512 Kbps	MPLS Access	access loop	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)
AEDU	512 Mbps	MPLS Port	PORT	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)
AEDU	128 Kbps	MPLS CDR	ePVC	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)
ATVI	8 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)
ATVI	8 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)
ATVI	2048 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)
ATVI	2 Mbps	MPLS Access	access loop	Amgen CEE Headquarters (Vienna)
ATVI	2 Mbps	MPLS Port	PORT	Amgen CEE Headquarters (Vienna)
ATVI	512 Kbps	MPLS CDR	ePVC	Amgen CEE Headquarters (Vienna)

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 5 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Primary or Backup	Additional Comments	Country	United Arab Emirates *	Austria	Australia	New Zealand	Belgium	Brazil
			Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
primary		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
backup		United States	0.0	0.0	0.0	0.0	0.0	0.0
Primary		United Arab Emirates	1.0	0.0	0.0	0.0	0.0	0.0
Primary		United Arab Emirates	1.0	0.0	0.0	0.0	0.0	0.0
Primary		United Arab Emirates	1.0	0.0	0.0	0.0	0.0	0.0
Primary		Austria	0.0	1.0	0.0	0.0	0.0	0.0
Primary		Austria	0.0	1.0	0.0	0.0	0.0	0.0
Primary		Austria	0.0	1.0	0.0	0.0	0.0	0.0
Backup		Austria	0.0	1.0	0.0	0.0	0.0	0.0
Backup		Austria	0.0	1.0	0.0	0.0	0.0	0.0
Backup		Austria	0.0	1.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 6 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Canada	China	Czech Republic	Denmark	Estonia	Finland	France	Germany	Greece	Hungary	Ireland	India	Italy	Japan	Lithuania	Latvia
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 7 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Mexico	Netherlands	Norway	Poland	Portugal	Puerto Rico	United States	Russia	Singapore	Slovak Republic	Slovenia	Spain	Sweden	Switzerland	United Kingdom	Worldwide
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 8 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name

Managed Network Services
AUBR	8 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)
AUBR	8 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)
AUBR	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)
AUBR	2 Mbps	MPLS Access	access loop	Amgen Australia Pty Ltd (Brisbane)
AUBR	2 Mbps	MPLS Port	PORT	Amgen Australia Pty Ltd (Brisbane)
AUBR	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty Ltd (Brisbane)
AUME	8 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)
AUME	8 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)
AUME	2048 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)
AUME	2 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Melbourne)
AUME	2 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Melbourne)
AUME	512 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Melbourne)
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)
AUSY	10 Mbps	MPLS Access	access loop	Amgen Australia Pty. Ltd. (Sydney)
AUSY	10 Mbps	MPLS Port	PORT	Amgen Australia Pty. Ltd. (Sydney)
AUSY	2500 Kbps	MPLS CDR	ePVC	Amgen Australia Pty. Ltd. (Sydney)
AUVI	8 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)
AUVI	8 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)
AUVI	2048 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)
AUVI	2 Mbps	MPLS Access	access loop	Amgen GmbH (Vienna)
AUVI	2 Mbps	MPLS Port	PORT	Amgen GmbH (Vienna)
AUVI	512 Kbps	MPLS CDR	ePVC	Amgen GmbH (Vienna)
BEBR	8 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)
BEBR	8 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)
BEBR	2048 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)
BEBR	2 Mbps	MPLS Access	access loop	Amgen Belgium S.A./N.V. (Brussels)
BEBR	2 Mbps	MPLS Port	PORT	Amgen Belgium S.A./N.V. (Brussels)
BEBR	512 Kbps	MPLS CDR	ePVC	Amgen Belgium S.A./N.V. (Brussels)
CABN	8 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)
CABN	8 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)
CABN	2048 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)
CABN	6 Mbps	MPLS Access	access loop	Amgen British Columbia (Burnaby)
CABN	6 Mbps	MPLS Port	PORT	Amgen British Columbia (Burnaby)
CABN	1536 Kbps	MPLS CDR	ePVC	Amgen British Columbia (Burnaby)
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)
CAMI	10 Mbps	MPLS Access	access loop	Amgen Canada Inc. (Mississauga)
CAMI	10 Mbps	MPLS Port	PORT	Amgen Canada Inc. (Mississauga)
CAMI	2500 Kbps	MPLS CDR	ePVC	Amgen Canada Inc. (Mississauga)
CZPR	8 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)
CZPR	8 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)
CZPR	2048 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)
CZPR	2 Mbps	MPLS Access	access loop	Amgen s.r.o. (Prague)
CZPR	2 Mbps	MPLS Port	PORT	Amgen s.r.o. (Prague)
CZPR	512 Kbps	MPLS CDR	ePVC	Amgen s.r.o. (Prague)
DEHE	8 Mbps	MPLS Access	access loop	Amgen AB (Denmark)
DEHE	8 Mbps	MPLS Port	PORT	Amgen AB (Denmark)
DEHE	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)
DEHE	2 Mbps	MPLS Access	access loop	Amgen AB (Denmark)
DEHE	2 Mbps	MPLS Port	PORT	Amgen AB (Denmark)
DEHE	512 Kbps	MPLS CDR	ePVC	Amgen AB (Denmark)
FNLD	8 Mbps	MPLS Access	access loop	Amgen AB (Finland)
FNLD	8 Mbps	MPLS Port	PORT	Amgen AB (Finland)
FNLD	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)
FNLD	2 Mbps	MPLS Access	access loop	Amgen AB (Finland)

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 9 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Primary or Backup	Additional Comments	Country	United Arab Emirates *	Austria	Australia	New Zealand	Belgium	Brazil
			Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
Primary		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Primary		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Primary		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Backup		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Backup		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Backup		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Primary		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Primary		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Primary		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Backup		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Backup		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Backup		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Primary		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Primary		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Primary		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Backup		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Backup		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Backup		Australia	0.0	0.0	1.0	0.0	0.0	0.0
Primary		Austria	0.0	1.0	0.0	0.0	0.0	0.0
Primary		Austria	0.0	1.0	0.0	0.0	0.0	0.0
Primary		Austria	0.0	1.0	0.0	0.0	0.0	0.0
Backup		Austria	0.0	1.0	0.0	0.0	0.0	0.0
Backup		Austria	0.0	1.0	0.0	0.0	0.0	0.0
Backup		Austria	0.0	1.0	0.0	0.0	0.0	0.0
Primary		Belgium	0.0	0.0	0.0	0.0	1.0	0.0
Primary		Belgium	0.0	0.0	0.0	0.0	1.0	0.0
Primary		Belgium	0.0	0.0	0.0	0.0	1.0	0.0
Backup		Belgium	0.0	0.0	0.0	0.0	1.0	0.0
Backup		Belgium	0.0	0.0	0.0	0.0	1.0	0.0
Backup		Belgium	0.0	0.0	0.0	0.0	1.0	0.0
Primary		Canada	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Canada	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Canada	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Canada	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Canada	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Canada	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Canada	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Canada	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Canada	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Canada	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Canada	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Canada	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Czech Republic	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Czech Republic	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Czech Republic	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Czech Republic	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Czech Republic	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Czech Republic	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Denmark	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Denmark	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Denmark	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Denmark	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Denmark	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Denmark	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Finland	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Finland	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Finland	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Finland	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 10 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Canada	China	Czech Republic	Denmark	Estonia	Finland	France	Germany	Greece	Hungary	Ireland	India	Italy	Japan	Lithuania	Latvia
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 11 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Mexico	Netherlands	Norway	Poland	Portugal	Puerto Rico	United States	Russia	Singapore	Slovak Republic	Slovenia	Spain	Sweden	Switzerland	United Kingdom	Worldwide
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 12 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name
Managed Network Services
FNLD	2 Mbps	MPLS Port	PORT	Amgen AB (Finland)
FNLD	512 Kbps	MPLS CDR	ePVC	Amgen AB (Finland)
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)
FRPA	10 Mbps	MPLS Access	access loop	Amgen S.A.S. (Paris)
FRPA	10 Mbps	MPLS Port	PORT	Amgen S.A.S. (Paris)
FRPA	2500 Kbps	MPLS CDR	ePVC	Amgen S.A.S. (Paris)
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)
GEMU	10 Mbps	MPLS Access	access loop	Amgen GmbH (Munich)
GEMU	10 Mbps	MPLS Port	PORT	Amgen GmbH (Munich)
GEMU	2500 Kbps	MPLS CDR	ePVC	Amgen GmbH (Munich)
GERB	8 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office
GERB	8 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office
GERB	2048 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office
GERB	2 Mbps	MPLS Access	access loop	Amgen Regensburg, GR Office
GERB	2 Mbps	MPLS Port	PORT	Amgen Regensburg, GR Office
GERB	512 Kbps	MPLS CDR	ePVC	Amgen Regensburg, GR Office
GRAT	4 Mbps	MPLS Access	access loop	Amgen Hellas EPE (Athens)
GRAT	4 Mbps	MPLS Port	PORT	Amgen Hellas EPE (Athens)
GRAT	1024 Kbps	MPLS CDR	ePVC	Amgen Hellas EPE (Athens)
HUBU	8 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)
HUBU	8 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)
HUBU	2048 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)
HUBU	2 Mbps	MPLS Access	access loop	Amgen kft. (Budapest)
HUBU	2 Mbps	MPLS Port	PORT	Amgen kft. (Budapest)
HUBU	512 Kbps	MPLS CDR	ePVC	Amgen kft. (Budapest)
IEDU	4 Mbps	MPLS Access	access loop	Amgen IE (Sales Branch Office in Dublin, Ireland)
IEDU	4 Mbps	MPLS Port	PORT	Amgen IE (Sales Branch Office in Dublin, Ireland)
IEDU	1024 Kbps	MPLS CDR	ePVC	Amgen IE (Sales Branch Office in Dublin, Ireland)
ITMI	8 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)
ITMI	8 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)
ITMI	2048 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)
ITMI	4 Mbps	MPLS Access	access loop	Amgen S.p.A. (Milan)
ITMI	4 Mbps	MPLS Port	PORT	Amgen S.p.A. (Milan)
ITMI	1024 Kbps	MPLS CDR	ePVC	Amgen S.p.A. (Milan)
LTVI	4 Mbps	MPLS Access	access loop	Amgen Lithuania (Vilnius)
LTVI	4 Mbps	MPLS Port	PORT	Amgen Lithuania (Vilnius)
LTVI	1024 Kbps	MPLS CDR	ePVC	Amgen Lithuania (Vilnius)
LVRI	512 Kbps	MPLS Access	access loop	Amgen Latvia (Riga)
LVRI	512 Mbps	MPLS Port	PORT	Amgen Latvia (Riga)
LVRI	128 Kbps	MPLS CDR	ePVC	Amgen Latvia (Riga)
NEBR	34 Mbps	MPLS Access	access loop	Amgen B.V. (Sales Office in Breda)
NEBR	34 Mbps	MPLS Port	PORT	Amgen B.V. (Sales Office in Breda)
NEBR	8000 Kbps	MPLS CDR	ePVC	Amgen B.V. (Sales Office in Breda)
NETB	34 Mbps	MPLS Access	access loop	Amgen Europe B.V. (ELC in Breda)
NETB	34 Mbps	MPLS Port	PORT	Amgen Europe B.V. (ELC in Breda)
NETB	8000 Kbps	MPLS CDR	ePVC	Amgen Europe B.V. (ELC in Breda)
NOOS	8 Mbps	MPLS Access	access loop	Amgen AB (Norway)
NOOS	8 Mbps	MPLS Port	PORT	Amgen AB (Norway)
NOOS	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)
NOOS	2 Mbps	MPLS Access	access loop	Amgen AB (Norway)
NOOS	2 Mbps	MPLS Port	PORT	Amgen AB (Norway)
NOOS	512 Kbps	MPLS CDR	ePVC	Amgen AB (Norway)
PLWA	8 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)
PLWA	8 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 13 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Primary or Backup	Additional Comments	Country	United Arab Emirates *	Austria	Australia	New Zealand	Belgium	Brazil
			Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
Backup		Finland	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Finland	0.0	0.0	0.0	0.0	0.0	0.0
Primary		France	0.0	0.0	0.0	0.0	0.0	0.0
Primary		France	0.0	0.0	0.0	0.0	0.0	0.0
Primary		France	0.0	0.0	0.0	0.0	0.0	0.0
Backup		France	0.0	0.0	0.0	0.0	0.0	0.0
Backup		France	0.0	0.0	0.0	0.0	0.0	0.0
Backup		France	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Germany	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Germany	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Germany	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Germany	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Germany	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Germany	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Germany	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Germany	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Germany	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Germany	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Germany	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Germany	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Greece	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Greece	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Greece	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Hungary	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Hungary	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Hungary	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Hungary	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Hungary	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Hungary	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Ireland	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Ireland	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Ireland	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Italy	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Italy	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Italy	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Italy	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Italy	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Italy	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Lithuania	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Lithuania	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Lithuania	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Latvia	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Latvia	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Latvia	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Norway	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Norway	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Norway	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Norway	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Norway	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Norway	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Poland	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Poland	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 14 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Canada	China	Czech Republic	Denmark	Estonia	Finland	France	Germany	Greece	Hungary	Ireland	India	Italy	Japan	Lithuania	Latvia
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 15 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Mexico	Netherlands	Norway	Poland	Portugal	Puerto Rico	United States	Russia	Singapore	Slovak Republic	Slovenia	Spain	Sweden	Switzerland	United Kingdom	Worldwide
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 16 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name

Managed Network Services
PLWA	2048 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)
PLWA	2 Mbps	MPLS Access	access loop	Amgen sp.z.o.o. (Warsaw)
PLWA	2 Mbps	MPLS Port	PORT	Amgen sp.z.o.o. (Warsaw)
PLWA	512 Kbps	MPLS CDR	ePVC	Amgen sp.z.o.o. (Warsaw)
POLI	8 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)
POLI	8 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)
POLI	2048 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)
POLI	2 Mbps	MPLS Access	access loop	Amgen - Biofarmaceutica, Lda (Portugal)
POLI	2 Mbps	MPLS Port	PORT	Amgen - Biofarmaceutica, Lda (Portugal)
POLI	512 Kbps	MPLS CDR	ePVC	Amgen - Biofarmaceutica, Lda (Portugal)
RUMO	512 Kbps	MPLS Access	access loop	Amgen Russia (Moscow)
RUMO	512 Mbps	MPLS Port	PORT	Amgen Russia (Moscow)
RUMO	128 Kbps	MPLS CDR	ePVC	Amgen Russia (Moscow)
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)
SPBA	10 Mbps	MPLS Access	access loop	Amgen SA (Barcelona, Spain)
SPBA	10 Mbps	MPLS Port	PORT	Amgen SA (Barcelona, Spain)
SPBA	2500 Kbps	MPLS CDR	ePVC	Amgen SA (Barcelona, Spain)
SWEK	8 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)
SWEK	8 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)
SWEK	2048 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)
SWEK	2 Mbps	MPLS Access	access loop	Amgen AB (Sweden - Nordic Office)
SWEK	2 Mbps	MPLS Port	PORT	Amgen AB (Sweden - Nordic Office)
SWEK	512 Kbps	MPLS CDR	ePVC	Amgen AB (Sweden - Nordic Office)
SWLS	34 Mbps	MPLS Access	access loop	Amgen Switzerland AG (Sales Office in Zug)
SWLS	34 Mbps	MPLS Port	PORT	Amgen Switzerland AG (Sales Office in Zug)
SWLS	8000 Kbps	MPLS CDR	ePVC	Amgen Switzerland AG (Sales Office in Zug)
SWLU	34 Mbps	MPLS Access	access loop	Amgen (Europe) GmbH (Zug)
SWLU	34 Mbps	MPLS Port	PORT	Amgen (Europe) GmbH (Zug)
SWLU	8000 Kbps	MPLS CDR	ePVC	Amgen (Europe) GmbH (Zug)
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)
UKCA	34 Mbps	MPLS Access	access loop	Amgen Limited (Cambridge, UK)
UKCA	34 Mbps	MPLS Port	PORT	Amgen Limited (Cambridge, UK)
UKCA	8000 Kbps	MPLS CDR	ePVC	Amgen Limited (Cambridge, UK)
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)
UKUX	34 Mbps	MPLS Access	access loop	Amgen London, UK Office (Uxbridge)
UKUX	34 Mbps	MPLS Port	PORT	Amgen London, UK Office (Uxbridge)
UKUX	8000 Kbps	MPLS CDR	ePVC	Amgen London, UK Office (Uxbridge)
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop	IBM Boulder to IBM Columbus
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel	IBM Boulder to IBM Columbus
IBMB to USBO	OC3 Point to Point	Local Channel	access loop	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
PRJU	T1 6 to 10 Miles	Local Channel	access loop	Amgen Manufacturing, Limited (Puerto Rico)
PRJU	PRI	Primary Rate Interface	Feature	Amgen Manufacturing, Limited (Puerto Rico)

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 17 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Primary or Backup	Additional Comments	Country	United Arab Emirates *	Austria	Australia	New Zealand	Belgium	Brazil
			Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
Primary		Poland	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Poland	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Poland	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Poland	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Portugal	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Portugal	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Portugal	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Portugal	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Portugal	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Portugal	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Russia	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Russia	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Russia	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Spain	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Spain	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Spain	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Spain	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Spain	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Spain	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Sweden	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Sweden	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Sweden	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Sweden	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Sweden	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Sweden	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Switzerland	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Switzerland	0.0	0.0	0.0	0.0	0.0	0.0
Primary		Switzerland	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Switzerland	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Switzerland	0.0	0.0	0.0	0.0	0.0	0.0
Backup		Switzerland	0.0	0.0	0.0	0.0	0.0	0.0
Primary		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
Primary		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
Primary		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
Backup		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
Backup		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
Backup		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
Primary		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
Primary		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
Primary		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
Backup		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
Backup		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
Backup		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
	Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
	Access loops at the IBM Boulder are provided via the Boulder private access Facilities.	United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
	Three of these access loops are associated with PRI services and one is for Point to Point to USBO.	Puerto Rico	0.0	0.0	0.0	0.0	0.0	0.0
		Puerto Rico	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 18 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Canada	China	Czech Republic	Denmark	Estonia	Finland	France	Germany	Greece	Hungary	Ireland	India	Italy	Japan	Lithuania	Latvia
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 19 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Mexico	Netherlands	Norway	Poland	Portugal	Puerto Rico	United States	Russia	Singapore	Slovak Republic	Slovenia	Spain	Sweden	Switzerland	United Kingdom	Worldwide
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	4.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4.0

0.0	0.0	0.0	0.0	0.0	0.0	4.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4.0

0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0

0.0	0.0	0.0	0.0	0.0	0.0	4.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4.0

0.0	0.0	0.0	0.0	0.0	4.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4.0

0.0	0.0	0.0	0.0	0.0	3.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 20 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name

Managed Network Services
USAM	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Cambridge, MA)
USAM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Cambridge, MA)
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
USBO	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Colorado - Boulder & Longmont)
USBO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Colorado - Boulder & Longmont)
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel	USBO to USWA
USCA	T1 11 to 20 Miles	Local Channel	access loop	Amgen Camarillo Aviation
USDC	T1 0 to 5 Miles	Local Channel	access loop	Amgen Inc. (Global Government Affairs in D.C.)
USDC	PRI	Primary Rate Interface	Feature	Amgen Inc. (Global Government Affairs in D.C.)
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
USFM	PRI	Primary Rate Interface	Feature	Amgen Inc. (Fremont)
USFM	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Fremont)
USLO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Distribution Center in Louisville)
USLO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Distribution Center in Louisville)
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
USMV	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Mountain View, CA)
USPH	T1 0 to 5 Miles	Local Channel	access loop	Amgen NE Regional Sales Force (Philadelphia, PA)
USRI	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Rhode Island)
USRI	PRI	Primary Rate Interface	Feature	Amgen Inc. (Rhode Island)
USSF	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (So. San Francisco)
USSF	PRI	Primary Rate Interface	Feature	Amgen Inc. (So. San Francisco)
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 21of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Primary or Backup	Additional Comments	Country	United Arab Emirates *	Austria	Australia	New Zealand	Belgium	Brazil
			Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
	Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.	United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
	Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.	United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
	This access loop is for Point to Point to USTO.	United States	0.0	0.0	0.0	0.0	0.0	0.0
	One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.	United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
	One of these access loops is associated with PRI services and the other is for Point to Point to USSF.	United States	0.0	0.0	0.0	0.0	0.0	0.0
	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.	United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
	This access loop is for Point to Point to USSF.	United States	0.0	0.0	0.0	0.0	0.0	0.0
	This access loop is for Point to Point to USDC.	United States	0.0	0.0	0.0	0.0	0.0	0.0
	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.	United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO.	United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 22 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Canada	China	Czech Republic	Denmark	Estonia	Finland	France	Germany	Greece	Hungary	Ireland	India	Italy	Japan	Lithuania	Latvia
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 23 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Mexico	Netherlands	Norway	Poland	Portugal	Puerto Rico	United States	Russia	Singapore	Slovak Republic	Slovenia	Spain	Sweden	Switzerland	United Kingdom	Worldwide
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	5.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5.0

0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	23.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	23.0

0.0	0.0	0.0	0.0	0.0	0.0	4.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	7.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7.0

0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	3.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0

0.0	0.0	0.0	0.0	0.0	0.0	7.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7.0

0.0	0.0	0.0	0.0	0.0	0.0	4.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4.0

0.0	0.0	0.0	0.0	0.0	0.0	3.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	3.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.0

0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0

0.0	0.0	0.0	0.0	0.0	0.0	6.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6.0

0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 24 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name

Managed Network Services
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
USTO	T1 11 to 20 Miles	Local Channel	access loop	Amgen Inc. (Thousand Oaks)

USTO	PRI	Primary Rate Interface	Feature	Amgen Inc. (Thousand Oaks)
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
USWA	T1 6 to 10 Miles	Local Channel	access loop	Amgen Inc. (Washington - Bothell & Seattle)

USWA	PRI	Primary Rate Interface	Feature	Amgen Inc. (Washington - Bothell & Seattle)
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel	Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit	Amgen Australia Pty. Ltd. (Sydney)

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 25 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Primary or Backup	Additional Comments	Country	United Arab Emirates *	Austria	Australia	New Zealand	Belgium	Brazil
			Avg	Avg	Avg	Avg	Avg	Avg
			Mthly	Mthly	Mthly	Mthly	Mthly	Mthly
			Vol	Vol	Vol	Vol	Vol	Vol
		United States	0.0	0.0	0.0	0.0	0.0	0.0

	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.	United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0

		United States	0.0	0.0	0.0	0.0	0.0	0.0

	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.	United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0
			0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0
			0.0	0.0	0.0	0.0	0.0	0.0
			0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0

			0.0	0.0	0.0	0.0	0.0	0.0
			0.0	0.0	0.0	0.0	0.0	0.0
			0.0	0.0	0.0	0.0	0.0	0.0
			0.0	0.0	0.0	0.0	0.0	0.0
		Australia	0.0	0.0	1.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 26 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Canada	China	Czech Republic	Denmark	Estonia	Finland	France	Germany	Greece	Hungary	Ireland	India	Italy	Japan	Lithuania	Latvia
Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg
Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly
Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 27 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Mexico	Netherlands	Norway	Poland	Portugal	Puerto Rico	United States	Russia	Singapore	Slovak Republic	Slovenia	Spain	Sweden	Switzerland	United Kingdom	Worldwide
Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg
Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly
Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	69.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	69.0

0.0	0.0	0.0	0.0	0.0	0.0	7.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	27.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	27.0

0.0	0.0	0.0	0.0	0.0	0.0	16.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	16.0

0.0	0.0	0.0	0.0	0.0	0.0	3.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.0
0.0	0.0	0.0	0.0	0.0	0.0	6.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 28 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name

Managed Network Services
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit	Amgen Limited (Cambridge, UK)
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit	Amgen Inc. (Colorado - Boulder & Longmont)
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit	Amgen Inc. (Thousand Oaks)
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit	IBM Boulder
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit	IBM Columbus
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Limited (Cambridge, UK)
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub	IBM Boulder
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub	Amgen Australia Pty. Ltd. (Sydney)
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)
CNHK	Hong Kong	VPN office Device	# Remote CPE	Amgen Hong Kong
CNHK	Hong Kong	Broadband ISP Access	# Circuits	Amgen Hong Kong
INMU	India	VPN office Device	# Remote CPE	Amgen India (Mumbai)
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access		Amgen India (Mumbai)
AUNZ	NZ	VPN office Device	# Remote CPE	Amgen New Zealand Pty Ltd
AUNZ	NZ	Broadband ISP Access	# Circuits	Amgen New Zealand Pty Ltd
CAON	Canada	VPN office Device	# Remote CPE	Amgen Canada Inc. (Ottawa)
CAON	Canada	Broadband ISP Access	# Circuits	Amgen Canada Inc. (Ottawa)
EETA	Estonia	VPN office Device	# Remote CPE	Amgen Estonia (Tallinn)
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access		Amgen Estonia (Tallinn)
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 29 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Primary or Backup	Additional Comments	Country	United Arab Emirates *	Austria	Australia	New Zealand	Belgium	Brazil
			Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
		Netherlands	0.0	0.0	0.0	0.0	0.0	0.0

		Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
		Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0

		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0

		Australia	0.0	0.0	0.0	0.0	0.0	0.0
		Australia	0.0	0.0	6.0	0.0	0.0	0.0

		Australia	0.0	0.0	146.0	0.0	0.0	0.0
		Australia	0.0	0.0	80.0	0.0	0.0	0.0
		Australia	0.0	0.0	1.0	0.0	0.0	0.0

	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Australia	0.0	0.0	3.0	0.0	0.0	0.0

	DSL access - Enhanced Plus	Australia	0.0	0.0	3.0	0.0	0.0	0.0

	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0.0	0.0	0.0	0.0	0.0	0.0
	DSL access - Enhanced Plus	China	0.0	0.0	0.0	0.0	0.0	0.0
	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	India	0.0	0.0	0.0	0.0	0.0	0.0
		India	0.0	0.0	0.0	0.0	0.0	0.0

	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	New Zealand	0.0	0.0	0.0	1.0	0.0	0.0
	GMIS - 256k with Managed Router	New Zealand	0.0	0.0	0.0	1.0	0.0	0.0
	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Canada	0.0	0.0	0.0	0.0	0.0	0.0
	DSL access - Enhanced Premium	Canada	0.0	0.0	0.0	0.0	0.0	0.0
	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Estonia	0.0	0.0	0.0	0.0	0.0	0.0
		Estonia	0.0	0.0	0.0	0.0	0.0	0.0

	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovak Republic	0.0	0.0	0.0	0.0	0.0	0.0

	DSL access - Enhanced Standard Entry	Slovak Republic	0.0	0.0	0.0	0.0	0.0	0.0

	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Slovenia	0.0	0.0	0.0	0.0	0.0	0.0

	GMIS - 256k with Managed Router	Slovenia	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 30 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Canada	China	Czech Republic	Denmark	Estonia	Finland	France	Germany	Greece	Hungary	Ireland	India	Italy	Japan	Lithuania	Latvia
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 31 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Mexico	Netherlands	Norway	Poland	Portugal	Puerto Rico	United States	Russia	Singapore	Slovak Republic	Slovenia	Spain	Sweden	Switzerland	United Kingdom	Worldwide
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0	2.0
0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0
0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0
0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0
0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	68.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	68.0

0.0	1,738.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,738.0
0.0	920.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	920.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	283.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	283.0
0.0	0.0	0.0	0.0	0.0	0.0	7,035.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7,035.0
0.0	0.0	0.0	0.0	0.0	0.0	4,000.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4,000.0
0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	146.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	80.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	2.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	2.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	2.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	2.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 32 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name

Managed Network Services
No site code	Czech	VPN office Device	# Remote CPE	Czech Republic (ECP) remote warehouse
No site code	Czech	Broadband ISP Access	# Circuits	Czech Republic (ECP) remote warehouse
No site code	Hungary	VPN office Device	# Remote CPE	Hungary (HungaroPharma) Remote warehouse
No site code	Hungary	Broadband ISP Access	# Circuits	Hungary (HungaroPharma) Remote warehouse
No site code	Portugal	VPN office Device	# Remote CPE	Portugal Remote warehouse
No site code	Portugal	Broadband ISP Access	# Circuits	Portugal Remote warehouse
BRBR	Brazil	VPN office Device	# Remote CPE	Amgen Brazil (Brasilia)
BRBR	Brazil	Broadband ISP Access	# Circuits	Amgen Brazil (Brasilia)
MXMC	Mexico City	VPN office Device	# Remote CPE	Amgen Mexico (Mexico City)
MXMC	Mexico City	Broadband ISP Access	# Circuits	Amgen Mexico (Mexico City)
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Columbus
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs	IBM Boulder & IBM Columbus
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs	Amgen Limited (Cambridge, UK)
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs	Amgen Australia Pty. Ltd. (Sydney)

VOICE CARRIER PRICING
	Outbound Switched		Minutes
	Outbound Ded		Minutes
	Outbound Fully Connected		Minutes
	Inbound Switched		Minutes
	Inbound Dedicated		Minutes

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 33 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Primary or Backup	Additional Comments	Country	United Arab Emirates *	Austria	Australia	New Zealand	Belgium	Brazil
			Avg	Avg	Avg	Avg	Avg	Avg
			Mthly	Mthly	Mthly	Mthly	Mthly	Mthly
			Vol	Vol	Vol	Vol	Vol	Vol
	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Czech Republic	0.0	0.0	0.0	0.0	0.0	0.0
	DSL access - Enhanced Standard	Czech Republic	0.0	0.0	0.0	0.0	0.0	0.0
	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Hungary	0.0	0.0	0.0	0.0	0.0	0.0
	DSL access - Enhanced Standard	Hungary	0.0	0.0	0.0	0.0	0.0	0.0
	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Portugal	0.0	0.0	0.0	0.0	0.0	0.0
	DSL access - Enhanced Standard	Portugal	0.0	0.0	0.0	0.0	0.0	0.0
	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Brazil	0.0	0.0	0.0	0.0	0.0	1.0
	GMIS - 256k with Managed Router	Brazil	0.0	0.0	0.0	0.0	0.0	1.0
	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Mexico	0.0	0.0	0.0	0.0	0.0	0.0
	GMIS - 256k with Managed Router	Mexico	0.0	0.0	0.0	0.0	0.0	0.0
	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.	United States	0.0	0.0	0.0	0.0	0.0	0.0

	ADSL - 1.5M/384k Note USOH indicated as closed in Site list.	United States	0.0	0.0	0.0	0.0	0.0	0.0

	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United States	0.0	0.0	0.0	0.0	0.0	0.0

	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	China	0.0	0.0	0.0	0.0	0.0	0.0

	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	Ireland	0.0	0.0	0.0	0.0	0.0	0.0

	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE	United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0

		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0

		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0

		Australia	0.0	0.0	2.0	0.0	0.0	0.0
			0.0	0.0	0.0	0.0	0.0	0.0
			0.0	0.0	0.0	0.0	0.0	0.0
			0.0	0.0	0.0	0.0	0.0	0.0
			0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 34 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Canada	China	Czech Republic	Denmark	Estonia	Finland	France	Germany	Greece	Hungary	Ireland	India	Italy	Japan	Lithuania	Latvia
Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg
Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly
Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 35 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Mexico	Netherlands	Norway	Poland	Portugal	Puerto Rico	United States	Russia	Singapore	Slovak Republic	Slovenia	Spain	Sweden	Switzerland	United Kingdom	Worldwide
Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg	Avg
Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly	Mthly
Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol	Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	6.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6.0

0.0	0.0	0.0	0.0	0.0	0.0	6.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6.0

0.0	0.0	0.0	0.0	0.0	0.0	21.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	21.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0

0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0
0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0
0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0	2.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0	2.0

0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	16,200.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	16,200.0
0.0	0.0	0.0	0.0	0.0	0.0	544,419.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	544,419.0
0.0	0.0	0.0	0.0	0.0	0.0	8,481.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8,481.0
0.0	0.0	0.0	0.0	0.0	0.0	24,592.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	24,592.0
0.0	0.0	0.0	0.0	0.0	0.0	409,887.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	409,887.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 36 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name

Managed Network Services
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
	California		Minutes
	Colorado		Minutes
	Kentucky		Minutes
	Massachusetts		Minutes
	RhodeIsland		Minutes
	Washington		Minutes
	WashingtonDC		Minutes
	California		Minutes
	Colorado		Minutes
	Washington		Minutes
	California Interlata		Minutes
	California Intralata		Minutes
	California Interlata		Minutes
	California Intralata		Minutes
	CANADA		Minutes
	SWITZERLAND		Minutes
	Switzerland - Mobile		Minutes
	CANADA		Minutes
	GERMANY		Minutes
	Germany - Mobile		Minutes
	SPAIN		Minutes
	Spain - Mobile		Minutes
	SWITZERLAND		Minutes
	Switzerland - Mobile		Minutes

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 37 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Primary or Backup	Additional Comments	Country	United Arab Emirates *	Austria	Australia	New Zealand	Belgium	Brazil	Canada
			Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		Canada	0.0	0.0	0.0	0.0	0.0	0.0	222.0
		Switzerland	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		Switzerland	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		Canada	0.0	0.0	0.0	0.0	0.0	0.0	22,694.0
		Germany	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		Germany	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		Spain	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		Spain	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		Switzerland	0.0	0.0	0.0	0.0	0.0	0.0	0.0
		Switzerland	0.0	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 38 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

China	Czech Republic	Denmark	Estonia	Finland	France	Germany	Greece	Hungary	Ireland	India	Italy	Japan	Lithuania	Latvia	Mexico
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	11,015.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	3,119.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 39 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Netherlands	Norway	Poland	Portugal	Puerto Rico	United States	Russia	Singapore	Slovak Republic	Slovenia	Spain	Sweden	Switzerland	United Kingdom	Worldwide
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	503,970.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	503,970.0
0.0	0.0	0.0	0.0	0.0	14,244.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	14,244.0
0.0	0.0	0.0	0.0	0.0	712.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	712.0
0.0	0.0	0.0	0.0	0.0	3,519.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3,519.0
0.0	0.0	0.0	0.0	0.0	234.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	234.0
0.0	0.0	0.0	0.0	0.0	33,849.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	33,849.0
0.0	0.0	0.0	0.0	0.0	2,209.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,209.0
0.0	0.0	0.0	0.0	0.0	275,067.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	275,067.0
0.0	0.0	0.0	0.0	0.0	7,774.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7,774.0
0.0	0.0	0.0	0.0	0.0	388.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	388.0
0.0	0.0	0.0	0.0	0.0	1,921.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,921.0
0.0	0.0	0.0	0.0	0.0	128.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	128.0
0.0	0.0	0.0	0.0	0.0	18,475.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	18,475.0
0.0	0.0	0.0	0.0	0.0	1,205.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,205.0
0.0	0.0	0.0	0.0	0.0	12,494.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,494.0
0.0	0.0	0.0	0.0	0.0	353.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	353.0
0.0	0.0	0.0	0.0	0.0	18.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	18.0
0.0	0.0	0.0	0.0	0.0	87.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	87.0
0.0	0.0	0.0	0.0	0.0	6.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6.0
0.0	0.0	0.0	0.0	0.0	839.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	839.0
0.0	0.0	0.0	0.0	0.0	55.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	55.0
0.0	0.0	0.0	0.0	0.0	32,797.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	32,797.0
0.0	0.0	0.0	0.0	0.0	927.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	927.0
0.0	0.0	0.0	0.0	0.0	46.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	46.0
0.0	0.0	0.0	0.0	0.0	229.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	229.0
0.0	0.0	0.0	0.0	0.0	15.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	15.0
0.0	0.0	0.0	0.0	0.0	2,203.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,203.0
0.0	0.0	0.0	0.0	0.0	144.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	144.0
0.0	0.0	0.0	0.0	0.0	1,748.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,748.0
0.0	0.0	0.0	0.0	0.0	49.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	49.0
0.0	0.0	0.0	0.0	0.0	3.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.0
0.0	0.0	0.0	0.0	0.0	12.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12.0
0.0	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
0.0	0.0	0.0	0.0	0.0	117.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	117.0
0.0	0.0	0.0	0.0	0.0	8.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.0
0.0	0.0	0.0	0.0	0.0	200.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	200.0
0.0	0.0	0.0	0.0	0.0	6.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6.0
0.0	0.0	0.0	0.0	0.0	16.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	16.0
0.0	0.0	0.0	0.0	0.0	348.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	348.0
0.0	0.0	0.0	0.0	0.0	1,271.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,271.0
0.0	0.0	0.0	0.0	0.0	23,303.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	23,303.0
0.0	0.0	0.0	0.0	0.0	68,666.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	68,666.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	222.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	362.0	0.0	362.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	92.0	0.0	92.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	22,694.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,015.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3,119.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,015.0	0.0	0.0	0.0	11,015.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3,119.0	0.0	0.0	0.0	3,119.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,015.0	0.0	11,015.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3,119.0	0.0	3,119.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 40 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Site Code	Description	Definition	Unit of Measure	Site Name

Managed Network Services
	UNITED KINGDOM		Minutes
	United Kingdom - Mobile		Minutes
	CANADA		Minutes
	CANADA		Minutes
	MEXICO		Minutes
	Interstate		Minutes
	California Interlata		Minutes
	California Intralata		Minutes
	CANADA		Minutes
	SWITZERLAND		Minutes
	Domestic Reservationless-Toll Free Dial In		Minutes
	Domestic Reservationless-Toll Dial In		Minutes
	EMEA Reservationless-TF		Minutes
	EMEA Reservationless-DD		Minutes
	Asia/Pac Reservationless-TF		Minutes
	Asia/Pac Reservationless- DD		Minutes
	Standard Operator Assisted-Toll Free		Minutes
	Standard Operator Assisted-Toll		Minutes
	Premier Toll-Free Dial-In		Minutes
	Premier Toll Dial-In		Minutes
	Named User Subscription- (2500 to 4999)		Users

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 41 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Primary or Backup	Additional Comments	Country	United Arab Emirates *	Austria	Australia	New Zealand	Belgium	Brazil
			Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
		United Kingdom	0.0	0.0	0.0	0.0	0.0	0.0
		Canada	0.0	0.0	0.0	0.0	0.0	0.0
		Canada	0.0	0.0	0.0	0.0	0.0	0.0
		Mexico	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		Canada	0.0	0.0	0.0	0.0	0.0	0.0
		Switzerland	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		United States	0.0	0.0	0.0	0.0	0.0	0.0
		Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
		Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
		Australia	0.0	0.0	15,953.0	0.0	0.0	0.0
		Australia	0.0	0.0	343.0	0.0	0.0	0.0
		US / Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
		US / Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
		US / Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
		US / Netherlands	0.0	0.0	0.0	0.0	0.0	0.0
		US / Netherlands	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 42 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Canada	China	Czech Republic	Denmark	Estonia	Finland	France	Germany	Greece	Hungary	Ireland	India	Italy	Japan	Lithuania	Latvia
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
565.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
739.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
406.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 43 of 44	Tab: Carrier Global Total

Tab: Carrier Baselines	Attachment 4-D

Mexico	Netherlands	Norway	Poland	Portugal	Puerto Rico	United States	Russia	Singapore	Slovak Republic	Slovenia	Spain	Sweden	Switzerland	United Kingdom	Worldwide
Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol	Avg Mthly Vol
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,015.0	11,015.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3,119.0	3,119.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	565.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	739.0
119.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	119.0
0.0	0.0	0.0	0.0	0.0	0.0	199,967.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	199,967.0
0.0	0.0	0.0	0.0	0.0	0.0	41,123.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	41,123.0
0.0	0.0	0.0	0.0	0.0	0.0	19,192.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	19,192.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	406.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,704.0	0.0	12,704.0
0.0	0.0	0.0	0.0	0.0	0.0	3,462,580.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3,462,580.0
0.0	0.0	0.0	0.0	0.0	0.0	301,094.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	301,094.0
0.0	272,238.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	272,238.0
0.0	91,693.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	91,693.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	15,953.0
0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	343.0
0.0	0.0	0.0	0.0	0.0	0.0	99,906.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	99,906.0
0.0	0.0	0.0	0.0	0.0	0.0	8,833.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8,833.0
0.0	0.0	0.0	0.0	0.0	0.0	99,906.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	99,906.0
0.0	0.0	0.0	0.0	0.0	0.0	8,833.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8,833.0
0.0	0.0	0.0	0.0	0.0	0.0	4,442.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4,442.0

*	Carrier volumes in this tab for all countries are effective starting Year 2

AMGEN and IBM Confidential 5-15-2011	Attachment 4-D Page 44 of 44	Tab: Carrier Global Total

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

ATTACHMENT 4-F

TERMINATION CHARGES

Confidential

1.0	GENERAL	3

2.0	TERMINATION CHARGES METHODOLOGY	3

3.0	CALCULATION OF TERMINATION CHARGES	3

Confidential

1.0 GENERAL

1.	The Agreement describes the circumstances under which, and procedures by which, Company may terminate the Agreement or any Tower or portion of the Services under the Agreement. The Agreement provides, in some events of termination, for the payment of termination fees and/or Wind-down Expenses. The applicable termination fees and Wind-down Expenses shall apply in the event of termination pursuant to Section 29.2 (Termination for Convenience) of the Agreement. Except as set forth in Section 29.4 (Termination Upon Change of Control) of the Agreement, termination fees and Wind-down Expenses shall apply in the event of termination pursuant to such Section 29.4.

2.	This Attachment 4-F sets forth the termination fees, and the methodologies for their calculation, with respect to a termination under the Agreement. This Attachment 4-F also sets forth Supplier’s minimum obligations for mitigating Wind-down Expenses.

2.0 TERMINATION FEES METHODOLOGY

1.	General. If Company is obligated under the Agreement to pay a termination fee, such termination fee shall be calculated for the portion of the Services that are to be terminated (the “Terminated Services”) by Sub-Tower as of the date the applicable Services (excluding Termination/Expiration Assistance) cease to be provided under the Agreement (the “Termination Date”). The termination fee for each such Sub-Tower within the Terminated Services shall be equal to the amount set forth in the Termination Fees Table of this Attachment 4-F that corresponds to the month of the Term in which the Termination Date falls.

3.0 TERMINATION FEES AND WIND-DOWN EXPENSES

1.	List of Termination Fees and Wind-down Expenses. Within 30 days after receiving any notice of termination for which termination fees and/or Wind-down Expenses may be applicable, Supplier shall prepare and deliver to Company an itemized list of the applicable termination fee and, if applicable, Wind-down Expenses. Without limiting Company’s audit rights provided for in the Agreement, Supplier shall provide documentation that is reasonably necessary for, or requested by, Company to validate Supplier’s list of applicable termination fee and any Wind-down Expenses.

2.	Supplier Mitigation. Supplier is obligated to mitigate Wind-down Expenses. As part of that mitigation, at a minimum, Supplier shall do the following: (i) provide Company with a list of all leases, contracts and/or Equipment and the costs associated with each within 60 days after Supplier’s receipt of a notice of termination; (ii) work with Company to identify commercially reasonable means to avoid or minimize such costs and expenses; (iii) to the extent there could be a transfer of such to Company, make available to Company or its designee Equipment leases Supplier-owned Equipment and Third Party Contracts; (iv) redeploy any remaining Equipment and Third Party Contracts within Supplier’s organization if, and as soon as, commercially reasonable; (v) negotiate with the applicable Third Party to eliminate or reduce costs and expenses; and (vi) sell, cancel or otherwise dispose of any Equipment leases, Supplier-owned Equipment and Third Party Contracts that cannot be redeployed. The costs and expenses associated with Equipment and Third Party Contracts included in Wind-down Expenses shall cease to accrue following the redeployment or use of such Equipment or Third Party Contract for any other purpose and shall be reduced by the net proceeds Supplier received from any sale or other disposition of such Equipment or Third Party Contracts that is not redeployed within 60 days.

Confidential

3.	Wind-down Expenses. The Agreement sets forth in the definition of Wind-down Expenses the costs that may be included in Wind-down Expenses. In no case shall the Wind-down Expenses due and payable by Company pursuant to the Agreement exceed the maximum Wind-down Expenses amounts set out below for the year of the Term in which the termination entitling Supplier to Wind-down Expenses occurs. The Wind-down Expenses for each below-listed Sub-Tower represent the maximum amount of Wind-down Expenses that may be due and payable by Company for such Sub-Tower. The “Total Maximum Wind-Down Expenses” listed below is the maximum amount of Wind-down Expenses that may be due and payable by Company if the entire Agreement is terminated. All amounts listed below are in U.S. dollars.

MAXIMUM WIND-DOWN EXPENSES	2009		2010		2011		2012		2013		2014		2015		2016
Managed Network Services & Carrier Charges	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
LAN Services	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
TOTAL MAXIMUM WIND-DOWN EXPENSES	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

Confidential

4.	Termination Fees Table. The following tables set forth the termination fees applicable to a termination for convenience (pursuant to Section 29.2 of the Agreement) effective in a particular month of the Term. Termination fees associated with a termination for Change of Control of Supplier are equal to exactly [*] percent of the fees applicable to a termination for convenience. All amounts listed below are in U.S. dollars and the “Total Termination Fees” listed in the Termination Fees Table is for information purposes only. Below is the Termination Fees Table:

TERMINATION FOR CONVENIENCE	Jan-09		Feb-09		Mar-09		Apr-09		May-09		Jun-09		Jul-09		Aug-09		Sep-09		Oct-09		Nov-09		Dec-09
Managed Network Services & Carrier Charges	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
LAN Services	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
TOTAL TERMINATION FEES	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

TERMINATION FOR CONVENIENCE	Jan-10		Feb-10		Mar-10		Apr-10		May-10		Jun-10		Jul-10		Aug-10		Sep-10		Oct-10		Nov-10		Dec-10
Managed Network Services & Carrier Charges	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
LAN Services	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
TOTAL TERMINATION FEES	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

TERMINATION FOR CONVENIENCE	Jan-11		Feb-11		Mar-11		Apr-11		May-11		Jun-11		Jul-11		Aug-11		Sep-11		Oct-11		Nov-11		Dec-11
Managed Network Services & Carrier Charges	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
LAN Services	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
TOTAL TERMINATION FEES	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

TERMINATION FOR CONVENIENCE	Jan-12		Feb-12		Mar-12		Apr-12		May-12		Jun-12		Jul-12		Aug-12		Sep-12		Oct-12		Nov-12		Dec-12
Managed Network Services & Carrier Charges	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
LAN Services	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
TOTAL TERMINATION FEES	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

TERMINATION FOR CONVENIENCE	Jan-13		Feb-13		Mar-13		Apr-13		May-13		Jun-13		Jul-13		Aug-13		Sep-13		Oct-13		Nov-13		Dec-13
Managed Network Services & Carrier Charges	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
LAN Services	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
TOTAL TERMINATION FEES	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

Confidential

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

ATTACHMENT 4-G

SUPPLIER COUNTRY ROLLUP PRICING FORMS

Attachment to Exhibit 4 (Pricing and Financial Provisions)

Used for contract adjustments

Informational or rollup - not for contract pricing

DBC

ARCs/RRCs

Carrier Rate Card

Former 4-A Data (Unchanged)

Amendment 7 Additions

Amgen and IBM Confidential	Page 1of 96	Tab:Cover Page

FOR INFORMATIONAL PURPOSES ONLY										$ USD
	5 Year Term					Optional One Year Extensions			5 Year	8 Year
Category of Services	2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
BASE CHARGES
Application Hosting Services	-	[*]	[*]	-	-	-	-	-	[*]	[*]
Web Hosting Services	-	[*]	[*]	-	-	-	-	-	[*]	[*]
Managed Network Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Messaging, Directory & Collaboration Services	-	-	-	-	-	-	-	-	-	-
LAN Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
End-User Computing Services	[*]	[*]	[*]	[*]	-	-	-	-	[*]	[*]
Service Desk Services	-	[*]	[*]	[*]	-	-	-	-	[*]	[*]
TOTAL BASE CHARGES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ESTIMATED CARRIER COSTS
Managed Network - Data/Voice Carrier	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SUPPLIER TRANSITION COSTS
Application Hosting Services	[*]								[*]	[*]
Web Hosting Services	[*]								[*]	[*]
Managed Network Services	[*]								[*]	[*]
Messaging, Directory & Collaboration Services	[*]								[*]	[*]
LAN Services	[*]								[*]	[*]
End-User Computing Services	[*]								[*]	[*]
Service Desk Services	[*]								[*]	[*]
Projects Support Services	-								-	-
TOTAL SUPPLIER TRANSITION COSTS	[*]								[*]	[*]
GRAND TOTAL FEES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Amgen and IBM Confidential 5-15-2011	Page 2of 96	Tab:Cover Page

FOR INFORMATIONAL PURPOSES ONLY - Summary Fees Prior to Amendment 7										$ USD

Pursuant to Amendment No. 7, the Parties agreed to amend the Base Charge amounts for the Managed Network Services and LAN Services as set forth in the “Summary Fees” tab of this Attachment 4-G to reflect

Company’s insourcing of certain Voice Services. The Base Charges set forth in this “Summary Fees – Pre Amend 7” tab of this Attachment 4-G reflect the Summary Fees in effect immediately prior to the
Effective Date of such Amendment No. 7.
	5 Year Term					Optional One Year Extensions			5 Year	8 Year
Category of Services	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Total	Total
BASE CHARGES
Application Hosting Services	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Web Hosting Services	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Managed Network Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Messaging, Directory & Collaboration Services	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LAN Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
End-User Computing Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Service Desk Services	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TOTAL BASE CHARGES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ESTIMATED CARRIER COSTS
Managed Network - Data/Voice Carrier	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SUPPLIER TRANSITION COSTS
Application Hosting Services	[*]								[*]	[*]
Web Hosting Services	[*]								[*]	[*]
Managed Network Services	[*]								[*]	[*]
Messaging, Directory & Collaboration Services	[*]								[*]	[*]
LAN Services	[*]								[*]	[*]
End-User Computing Services	[*]								[*]	[*]
Service Desk Services	[*]								[*]	[*]
Projects Support Services	—								—	—
TOTAL SUPPLIER TRANSITION COSTS	[*]								[*]	[*]
GRAND TOTAL FEES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Amgen and IBM Confidential 5-15-2011	Page 3 of 96	Tab:Cover Page

													Local Currency
FOREIGN EXCHANGE CONVERSION RATES FOR LOCAL COUNTRY AGREEMENTS							FOREIGN EXCHANGE SENSITIVITIES FOR NL LOCAL COUNTRY AGREEMENT						USD
Local Currency or USD?			USD
Country	Curr Code	Currency		BFER		FX Factor	Yr 1 $	FES %	Yr 2 $	Yr 3 $	Yr 4 $	Yr 5 $
Australia	AUD	Australia $		1.1900	PER US $	1.0000
Austria	EURO		Euro	0.6897	PER US $	1.0000
Belgium	EURO		Euro	0.6897	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Brazil	BRL		Real	1.7800	PER US $	1.0000
Canada	CAD	Canadian $		1.1000	PER US $	1.0000
Czech	CZK		Koruna	17.6000	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Denmark	DKK		Krone	5.1400	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Estonia	EEK		Kroon	17.5000	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Finland	EURO		Euro	0.6897	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
France	EURO		Euro	0.6897	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Germany	EURO		Euro	0.6897	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Greece	EURO		Euro	0.6897	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Hungary	HUF		Florint	185.0000	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
India	INR		Rupee	49.0000	PER US $	1.0000
Ireland	EURO		Euro	0.6897	PER US $	1.0000
Italy	EURO		Euro	2.5000	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Latvia	EURO		Euro	0.6897	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Lithuania	LTL		Litas	2.2231	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Netherlands	EURO		Euro	0.6897	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
New Zealand	NZD	New Zeal $		1.2920	PER US $	1.0000
Norway	NOK		Kroner	5.3100	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Poland	PLN		Zloty	2.5000	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Portugal	EURO		Euro	0.6897	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Russia	RUB		Rouble	26.4201	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Singapore	SGD	Singapore $		1.3643	PER US $	1.0000
Slovakia	SKK		Koruna	29.6250	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Slovenia	EURO		Euro	0.6897	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Spain	EURO		Euro	0.6897	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Sweden	SEK		Krona	6.4200	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]
Switzerland	CHF		Euro	1.1000	PER US $	1.0000
UK	GBP		Pound	0.5100	PER US $	1.0000
United States	USD		US Dollar	1.0000	PER US $	1.0000
UAE	EURO		Euro	0.6897	PER US $	1.0000	[*]	[*]	[*]	[*]	[*]	[*]

							[*]	[*]	[*]	[*]	[*]	[*]
	LCA Countries
							TOTAL FES	[*]	[*]	[*]	[*]	[*]

Amgen and IBM Confidential 5-15-2011	Page 4 of 96	Tab:Cover Page

RU ID	Description	5 Year Term					Optional One Year Extensions			5 Year Total	8 Year Total
		2009	2010	2011	2012	2013	2014	2015	2016
Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS02	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS03	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Unix (Solaris)
AHS04	1-Critical Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS05	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS06	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Linux
AHS07	1-Critical Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS08	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS09	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AS400 (OS400)
AHS10	1-Critical Service Level	—	—	—	—	—	—	—	—	—	—
AHS11	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS12	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
OpenVMS
AHS13	1-Critical Service Level	—	—	—	—	—	—	—	—	—	—
AHS14	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS15	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level	—	—	—	—	—	—	—	—	—	—
AHS17	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS18	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Database & Middleware Support
AHS19	Oracle Database	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS20	SQL Database	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS21	Middleware Instances	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS22	Usable Disk Storage TBs -Shared (per TB) -Tier 1	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS23	Usable Disk Storage TBs -Shared (per TB) -Tier 2	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS24	Usable Disk Storage TBs - Shared (per TB) -Tier 3	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS25	Usable Disk Storage TBs -Shared (per TB) -Tier 4	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS26	Utility Server Support & Infrastructure	—	[*]	[*]	—	—	—	—	—	[*]	[*]

	Application Hosting Services Subtotal (100% fees)		[*]	[*]	—	—	—	—	—	[*]	[*]

	Base Fee Reduction - Application Hosting		[*]	[*]						[*]	[*]
	Service Level Response Time Adjustment	—	[*]	[*]						[*]	[*]
	TOTAL APPLICATION HOSTING SERVICES	—	[*]	[*]	—	—	—	—	—	[*]	[*]

Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level		[*]	[*]						[*]	[*]
AHS28	2-High Service Level		[*]	[*]						[*]	[*]
AHS29	3-Standard Service Level		[*]	[*]						[*]	[*]

	TOTAL WEB HOSTING SERVICES	—	[*]	[*]	—	—	—	—	—	[*]	[*]

Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MSN02	Site Type 2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS03	Tier 1 Hubs (distribution layer)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS04	Call Center Seats	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS05	Video Conference Rooms	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS06	PBXs: Small per system	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS07	Medium per system	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS08	Large per system	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS09	Handsets - Digital per port	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS10	Handsets - Analog per port	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]

RU ID	Description	5 Year Term					Optional One Year Extensions			5 Year	8 Year
		2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS12	Pagers	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Fixed Fee - Managed Network Services (includes Tangoe IPV/TEM credit)	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL MANAGED NETWORK SERVICES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Messaging, Directory & Collaboration Services
Standard Service Level
	E-mail Accounts									—	—
	TOTAL MESSAGING, DIRECTORY & COLLABORATION SERVICES	—	—	—	—	—	—	—	—	—	—
LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS14	VoIP	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS15	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS20	VoIP	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS21	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—	—	—
	Fixed Fee - LAN Services	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL LAN Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops		[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS02	Standard Laptops		[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS03	Standard Unix Workstations		[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS04	Standard Network Printers	TBD	[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	TBD	[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS06	Print Pages (000s) Color - Billable	TBD	[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards		[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS08	Tablets		[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS09	Nextels		[*]	—	—	—	—	—	—	[*]	[*]
EUS10	IMACs		[*]	[*]	[*]	—	—	—	—	[*]	[*]
	10 FTEs			[*]	[*]	—	—	—	—	[*]	[*]
	Fixed Fee - EUS			[*]	[*]	—	—	—	—	[*]	[*]
	End-User Computing Services Subtotal (100% fees)	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
	Unisys BAU support ED through Go Live	[*]	[*]							[*]	[*]
	Base Fee Reduction End-User		[*]	[*]	[*]	—	—	—	—	[*]	[*]
	TOTAL END-USER COMPUTING SERVICES	[*]	[*]	[*]	[*]	—	—	—	—	[*]	[*]
Service Desk Services
EUS11	Service Desk Seat	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
	Field Service Desk			[*]	[*]	—	—	—	—	[*]	[*]
	Base Fee Reduction Service Desk	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
	TOTAL SERVICE DESK SERVICES	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
Total		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*Note	1: 2011 Reflects 12 months of Application Hosting and Webhosting revenue. Company will not be charged base fees associated with Application Hosting and Webhosting beyond AHS Commencement Date subject to Section 2.0 of Exhibit 4

**	Note 2: 2012 Includes only 6 months of End User and Service Desk revenue

Amgen and IBM Confidential 5-15-2011	Page 7 of 96	Tab:Global DBC

	FOR INFORMATIONAL PURPOSES ONLY
RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
	Application Hosting Services
	All Site Types:
	Windows
AHS01	1-Critical Service Level	89	89	89	—	—	—	—	—
AHS02	2-High Service Level	633	633	633	—	—	—	—	—
AHS03	3-Standard Service Level	2,031	2,031	2,031	—	—	—	—	—
	Unix (Solaris)
AHS04	1-Critical Service Level	12	12	12	—	—	—	—	—
AHS05	2-High Service Level	93	93	93	—	—	—	—	—
AHS06	3-Standard Service Level	270	270	270	—	—	—	—	—
	Linux
AHS07	1-Critical Service Level	2	2	2	—	—	—	—	—
AHS08	2-High Service Level	89	89	89	—	—	—	—	—
AHS09	3-Standard Service Level	468	468	468	—	—	—	—	—
	AS400 (OS400)
AHS10	1-Critical Service Level	—	—	—	—	—	—	—	—
AHS11	2-High Service Level	6	6	6	—	—	—	—	—
AHS12	3-Standard Service Level	3	3	3	—	—	—	—	—
	OpenVMS
AHS13	1-Critical Service Level	—	—	—	—	—	—	—	—
AHS14	2-High Service Level	2	2	2	—	—	—	—	—
AHS15	3-Standard Service Level	5	5	5	—	—	—	—	—
	Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level	—	—	—	—	—	—	—	—
AHS17	2-High Service Level	1	1	1	—	—	—	—	—
AHS18	3-Standard Service Level	17	17	17	—	—	—	—	—
	Database & Middleware Support
AHS19	Oracle Database	1,138	1,138	1,138	—	—	—	—	—
AHS20	SQL Database	1,080	1,080	1,080	—	—	—	—	—
AHS21	Middleware Support	607	607	607	—	—	—	—	—
AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	150	345	519	—	—	—	—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	449	1,034	1,558	—	—	—	—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	1,039	579	277	—	—	—	—	—
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	3,276	3,931	4,717	—	—	—	—	—
AHS26	Utility Server Support & Infrastructure	32,658	31,994	31,328	—	—	—	—	—
	Web Hosting Services (part of Application Hosting Services)
	Support Services
	All Site Types:
	Web Hosting Services
AHS27	1-Critical Service Level	92	92	92	—	—	—	—	—

Amgen and IBM Confidential 5-15-2011	Page 8 of 96	Tab:Global Volumes

	FOR INFORMATIONAL PURPOSES ONLY
RU ID	Description	2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
AHS28	2-High Service Level	71	71	71	—	—	—	—	—
AHS29	3-Standard Service Level	66	66	66	—	—	—	—	—
	Managed Network Services
	Locations (Systems & Services)
	WAN-Company Facilities
MNS01	Site Type 1	8	8	8	8	8	8	8	8
MSN02	Site Type 2	37	37	36	36	36	36	36	36
MNS03	Tier 1 Hubs (distribution layer)	213	213	141	141	141	141	141	141
MNS04	Call Center Seats	234	234	297	—	—	—	—	—
MNS05	Video Conference Rooms	171	171	190	190	190	190	190	190
MNS06	PBXs: Small per system	24	24	22	—	—	—	—	—
MNS07	Medium per system	6	6	8	—	—	—	—	—
MNS08	Large per system	11	11	11	—	—	—	—	—
MNS09	Handsets - Digital per port	[*]	[*]	[*]	—	—	—	—	—
MNS10	Handsets - Analog per port	[*]	[*]	[*]	—	—	—	—	—
	VOICE -See “Carrier Baselines” Tab
MNS11	Voice - IMACs	522	522	522	—	—	—	—	—
MNS12	Pagers	—	1,484	378	378	378	378	378	378
	Messaging, Directory & Collaboration Services
	Support Services
	Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—

Amgen adn IBM Confidential 5-15-2011	Page 9 of 96	Tab:Global Volumes

	FOR INFORMATIONAL PURPOSES ONLY
		2009 Monthly Avg.	2010 Monthly Avg.	2011 Monthly Avg.	2012 Monthly Avg.	2013 Monthly Avg.	2014 Monthly Avg.	2015 Monthly Avg.	2016 Monthly Avg.
RU ID	Description
	LAN Services (part of Managed Network Services)
	Support Services
	Site Type 1: Code A
MNS13	LAN-Attached Devices	27,864	27,864	27,419	27,419	27,419	27,419	27,419	27,419
MNS14	VoIP	1,339	1,339	3,195	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	585	585	1,057	1,057	1,057	1,057	1,057	1,057
	Site Type 2: Code B, C, D
MNS16	LAN-Attached Devices	7,733	7,733	6,967	6,967	6,967	6,967	6,967	6,967
MNS07	VoIP	2,071	2,071	1,573	—	—	—	—	—
MNS18	Wireless Access Points (WAPs)	195	195	388	388	388	388	388	388
	Site Type 3: Code E
MNS19	LAN-Attached Devices	167	167	88	88	88	88	88	88
MNS20	VoIP	400	400	52	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	2	2	16	16	16	16	16	16
MNS22	100 MB	38,636	38,636	21,784	21,784	21,784	21,784	21,784	21,784
MNS23	10 GB	291	291	—	—	—	—	—	—
MNS24	GIG_E	2,538	2,538	12,690	12,690	12,690	12,690	12,690	12,690
MNS25	USTO WAP CISCO 3502E
MNS26	USTO WAP CISCO 3502I (internal Antenna)
	End-User Computing Services
	Support Services
	All Site Types — Standard Service Level
EUS01	Standard Desktops	[*]	[*]	[*]	[*]	—	—	—	—
EUS02	Standard Laptops	[*]	[*]	[*]	[*]	—	—	—	—
EUS03	Standard Unix Workstations	[*]	[*]	[*]	[*]	—	—	—	—
EUS04	Standard Network Printers	[*]	[*]	[*]	[*]	—	—	—	—
EUS05	Print Pages (000s) Black&White — Billable	6,028	6,028	5,201	5,201	—	—	—	—
EUS06	Print Pages (000s) Color — Billable	4,015	4,015	2,763	2,763	—	—	—	—
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]	[*]	[*]	—	—	—	—
EUS08	Tablets	[*]	[*]	[*]	[*]	—	—	—	—
EUS09	Nextels (US Only)	4,722	4,722	—	—	—	—	—	—
EUS10	IMACs	4,812	4,812	4,792	4,792	—	—	—	—
	Service Desk Services
EUS11	Service Desk Seat	[*]	[*]	[*]	[*]	—	—	—	—

Amgen and IBM Confidential 5-15-2011	Page 10 of 96	Tab:Global Volomes

	FOR INFORMATIONAL PURPOSES ONLY								$ USD
RU ID	Description	5 Year Term					Optional One Year Extensions
		2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level	—	[*]	[*]
AHS02	2-High Service Level	—	[*]	[*]
AHS03	3-Standard Service Level	—	[*]	[*]
Unix (Solaris)
AHS04	1-Critical Service Level	—	[*]	[*]
AHS05	2-High Service Level	—	[*]	[*]
AHS06	3-Standard Service Level	—	[*]	[*]
Linux
AHS07	1-Critical Service Level	—	[*]	[*]
AHS08	2-High Service Level	—	[*]	[*]
AHS09	3-Standard Service Level	—	[*]	[*]
AS400 (OS400)
AHS10	1-Critical Service Level	[*]	[*]	[*]
AHS11	2-High Service Level	—	[*]	[*]
AHS12	3-Standard Service Level	—	[*]	[*]
OpenVMS
AHS13	1-Critical Service Level	[*]	[*]	[*]
AHS14	2-High Service Level	—	[*]	[*]
AHS15	3-Standard Service Level	—	[*]	[*]
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level	[*]	[*]	[*]
AHS17	2-High Service Level	—	[*]	[*]
AHS18	3-Standard Service Level	—	[*]	[*]
Database & Middleware Support
AHS19	Oracle Database	—	[*]	[*]
AHS20	SQL Database	—	[*]	[*]
AHS21	Middleware Instances	—	[*]	[*]

AHS22	Usable Disk Storage TBs — Shared (per TB) — Tier 1	—	[*]	[*]
AHS23	Usable Disk Storage TBs — Shared (per TB) — Tier 2	—	[*]	[*]
AHS24	Usable Disk Storage TBs — Shared (per TB) — Tier 3	—	[*]	[*]
AHS25	Usable Disk Storage TBs — Shared (per TB) — Tier 4	—	[*]	[*]

AHS26	Utility Server Support & Infrastructure	—	[*]	[*]

Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level	—	[*]	[*]
AHS28	2-High Service Level	—	[*]	[*]
AHS29	3-Standard Service Level	—	[*]	[*]

Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MSN02	Site Type 2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS03	Tier 1 Hubs (distribution layer)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS04	Call Center Seats	[*]	[*]	[*]
MNS05	Video Conference Rooms	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS06	PBXs: Small per system	[*]	[*]	[*]
MNS07	Medium per system	[*]	[*]	[*]

Amgen and IBM Confidential 5-15-2011	Page 11 of 96	Tab:Global Unit Rates (Implied)

	FOR INFORMATIONAL PURPOSES ONLY								$ USD
RU ID	Description	5 Year Term					Optional One Year Extensions
		2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

MNS08	Large per system	[*]	[*]	[*]
MNS09	Handsets — Digital per port	[*]	[*]	[*]
MNS10	Handsets — Analog per port	[*]	[*]	[*]
VOICE
MNS11	Voice — IMACs	[*]	[*]	[*]
MNS12	Pagers		[*]	[*]	[*]	[*]	[*]	[*]	[*]

Messaging, Directory & Collaboration Services
Standard Service Level
E-mail Accounts

LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS14	VoIP	[*]	[*]	[*]
MNS15	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS07	VoIP	[*]	[*]	[*]
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS20	VoIP	[*]	[*]	[*]
MNS21	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	[*]	[*]	NA	NA	NA	NA	NA	NA
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E
MNS26	USTO WAP CISCO 3502I (internal Antenna)
End-User Computing Services
All Site Types — Standard Service Level
EUS01	Standard Desktops	—	[*]	[*]	[*]
EUS02	Standard Laptops	—	[*]	[*]	[*]
EUS03	Standard Unix Workstations	—	[*]	[*]	[*]
EUS04	Standard Network Printers	TBD	[*]	[*]	[*]
EUS05	Print Pages (000s) Black&White — Billable	TBD	[*]	[*]	[*]
EUS06	Print Pages (000s) Color — Billable	TBD	[*]	[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	—	[*]	[*]	[*]
EUS08	Tablets	—	[*]	[*]	[*]
EUS09	Nextels	—	[*]	[*]	[*]
EUS10	IMACs	—	[*]	[*]	[*]

Service Desk Services
EUS11	Service Desk Seat	—	[*]	[*]	[*]

Amgen and IBM Confidential 5-15-2011	Page 12 of 96	Tab:Global Unit Rate (Implied)

	FOR INFORMATIONAL PURPOSES ONLY								$ USD
RU ID	Description	5 Year Term					Optional One Year Extensions
		2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level	[*]	[*]	[*]
AHS02	2-High Service Level	[*]	[*]	[*]
AHS03	3-Standard Service Level	[*]	[*]	[*]
Unix (Solaris)
AHS04	1-Critical Service Level	[*]	[*]	[*]
AHS05	2-High Service Level	[*]	[*]	[*]
AHS06	3-Standard Service Level	[*]	[*]	[*]
Linux
AHS07	1-Critical Service Level	[*]	[*]	[*]
AHS08	2-High Service Level	[*]	[*]	[*]
AHS09	3-Standard Service Level	[*]	[*]	[*]
AS400 (OS400)
AHS10	1-Critical Service Level	[*]	[*]	[*]
AHS11	2-High Service Level	[*]	[*]	[*]
AHS12	3-Standard Service Level	[*]	[*]	[*]
OpenVMS
AHS13	1-Critical Service Level	[*]	[*]	[*]
AHS14	2-High Service Level	[*]	[*]	[*]
AHS15	3-Standard Service Level	[*]	[*]	[*]
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level	[*]	[*]	[*]
AHS17	2-High Service Level	[*]	[*]	[*]
AHS18	3-Standard Service Level	[*]	[*]	[*]

Database & Middleware Support
AHS19	Oracle Database	[*]	[*]	[*]
AHS20	SQL Database	[*]	[*]	[*]
AHS21	Middleware Instances	[*]	[*]	[*]
AHS22	Usable Disk Storage TBs — Shared (per TB) — Tier 1	[*]	[*]	[*]
AHS23	Usable Disk Storage TBs — Shared (per TB) — Tier 2	[*]	[*]	[*]
AHS24	Usable Disk Storage TBs — Shared (per TB) — Tier 3	[*]	[*]	[*]
AHS25	Usable Disk Storage TBs — Shared (per TB) — Tier 4	[*]	[*]	[*]

AHS26	Utility Server Support & Infrastructure	[*]	[*]	[*]

Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level	[*]	[*]	[*]
AHS28	2-High Service Level	[*]	[*]	[*]
AHS29	3-Standard Service Level	[*]	[*]	[*]

Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MSN02	Site Type 2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS03	Tier 1 Hubs (distribution layer)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS04	Call Center Seats	[*]	[*]	[*]
MNS05	Video Conference Rooms	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS06	PBXs: Small per system	[*]	[*]	[*]
MNS07	Medium per system	[*]	[*]	[*]

Amgen and IBM Confidential 5-15-2011	Page 13 of 96	Tab:Global ARCs & RRCs

	FOR INFORMATIONAL PURPOSES ONLY								$ USD
RU ID	Description	5 Year Term					Optional One Year Extensions
		2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC
MNS08	Large per system	[*]	[*]	[*]
MNS09	Handsets — Digital per port	[*]	[*]	[*]
MNS10	Handsets — Analog per port	[*]	[*]	[*]
VOICE
MNS11	Voice — IMACs	[*]	[*]	[*]
MNS12	Pagers	N/A	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Messaging, Directory & Collaboration Services
Standard Service Level
E-mail Accounts
LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS14	VoIP	[*]	[*]	[*]
MNS15	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS07	VoIP	[*]	[*]	[*]
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS20	VoIP	[*]	[*]	[*]
MNS21	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E
MNS26	USTO WAP CISCO 3502I (internal Antenna)

End-User Computing Services
All Site Types — Standard Service Level
EUS01	Standard Desktops	[*]	[*]
EUS02	Standard Laptops	[*]	[*]
EUS03	Standard Unix Workstations	[*]	[*]
EUS04	Standard Network Printers	[*]	[*]
EUS05	Print Pages (000s) Black&White — Billable	[*]	[*]
EUS06	Print Pages (000s) Color — Billable	[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]
EUS08	Tablets	[*]	[*]
EUS09	Nextels	[*]	[*]
EUS10	IMACs	[*]	[*]

Service Desk Services
EUS11	Service Desk Seat	[*]	[*]

Amgen and IBM Confidential 5-15-2011	Page 14 of 96	Tab:Global ARCs & RRCs

FOR INFORMATIONAL PURPOSES ONLY
RU ID	Description	5 Year Term					Optional One Year Extensions			5 Year	8 Year
		2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS02	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS03	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Unix (Solaris)
AHS04	1-Critical Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS05	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS06	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Linux
AHS07	1-Critical Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS08	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS09	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AS400 (OS400)
AHS10	1-Critical Service Level	—	—	—	—	—	—	—	—	-	-
AHS11	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS12	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
OpenVMS
AHS13	1-Critical Service Level	—	—	—	—	—	—	—	—	—	—
AHS14	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS15	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level	—	—	—	—	—	—	—	—	—	—
AHS17	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS18	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Database & Middleware Support
AHS19	Oracle Database	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS20	SQL Database	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS21	Middleware Instances	—	[*]	[*]	—	—	—	—	—	[*]	[*]

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS26	Utility Server Support & Infrastructure	—	[*]	[*]	—	—	—	[*]	—	[*]	[*]
	Application Hosting Services Subtotal (100% fees)	—	[*]	[*]	—	—	—	—	—	[*]	[*]
	Base Fee Reduction - Application Hosting	—	[*]	[*]	—	—	—	—	—	[*]	[*]
	Service Level Response Time Adjustment	—	[*]	[*]	—	—	—	—	—	[*]	[*]
	TOTAL APPLICATION HOSTING SERVICES	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS28	2-High Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
AHS29	3-Standard Service Level	—	[*]	[*]	—	—	—	—	—	[*]	[*]
	TOTAL WEB HOSTING SERVICES	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MSN02	Site Type 2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS03	Tier 1 Hubs (distribution layer)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS04	Call Center Seats	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS05	Video Conference Rooms	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS06	PBXs: Small per system	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS07	Medium per system	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS08	Large per system	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS09	Handsets- Digital per port	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS10	Handsets - Analog per port	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
VOICE
MNS11	Voice- IMACs	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS12	Pagers	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Fixed Fee - Managed Network Services (includes Tangoe IPV/TEM credit)	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL MANAGED NETWORK SERVICES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Messaging, Directory & Collaboration Services
Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—	—	—
	TOTAL MESSAGING, DIRECTORY & COLLABORATION SERVICES	—	—	—	—	—	—	—	—	—	—

FOR INFORMATIONAL PURPOSES ONLY
RU ID	Description	5 Year Term					Optional One Year Extensions			5 Year	8 Year
		2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS14	VoIP	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS15	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS20	VoIP	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS21	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—	—	—
	Fixed Fee - LAN Services	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL LAN Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS02	Standard Laptops	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS03	Standard Unix Workstations	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS04	Standard Network Printers	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS06	Print Pages (000s) Color - Billable	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS08	Tablets	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
EUS09	Nextels	—	[*]	—	—	—	—	—	—	[*]	[*]
EUS10	IMACs	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
	10 FTEs	—	—	[*]	[*]	—	—	—	—	[*]	[*]
	Fixed Fee - EUS	—	—	[*]	[*]	—	—	—	—	[*]	[*]
	End-User Computing Services Subtotal (100% fees)	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
	Unisys BAU support ED through Go Live	[*]	[*]	—	—	—	—	—	—	[*]	[*]
	Base Fee Reduction End-User	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
	TOTAL END-USER COMPUTING SERVICES	[*]	[*]	[*]	[*]	—	—	—	—	[*]	[*]
Service Desk Services
EUS11	Service Desk Seat	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
	Field Service Desk	—	—	[*]	[*]	—	—	—	—	[*]	[*]
	Base Fee Reduction Service Desk	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
	TOTAL SERVICE DESK SERVICES	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
	Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Note 1: 2011 Reflects 12 months of Application Hosting and Webhosting revenue. Company will not be charged base fees associated with Application Hosting and Webhosting beyond AHS Commencement Date subject to Section 2.0 of Exhibit 4
**	Note 2: 2012 Includes only 6 months of End User and Service Desk revenue

Other Financial Events Associated with Amendment 7

2011
CMBD Buyout	[*]	To be credited in US upon effective date of Amendment 7
Tangoe IPV/TEM credit	[*]	To be credited in US - Effective 6/1/11 - 12/31/11 in monthly equal credits

[*]

Cross-Functional Workstream Pricing Schedule

	Monthly	Monthly
Workstream	2011	Jan-12	Feb-12	Mar-12	Apr-12	May-12	Jun-12
CF – ISOC - Major Incident Management	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CF – License & Maint. Agreement Mgmt	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CF – Security Management	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CF – Service Continuity Management	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CF – Supplier Management - SS Maint. Renewal	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CF – Asset Management	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CF - Functional Service Management	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CF- ISOC - Monitoring	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CF- Identity Management (IdM)	[*]	NA	NA	NA	NA	NA	NA
CF – Compliance (incl. Training)	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ISM Bridge Service	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Pricing above not subject to Foreign Exchange Rate Adjustment or Economic Change Adjustments
**	Pricing subject to provisions outlined in Section 2.0 of Exhibit 4
***	2012 pricing effective from January 1, 2012 —June 30, 2012

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
RU ID	Description	5 Year Term					Optional One Year Extensions			5 Year	8 Year
		2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level	—	[*]	[*]						[*]	[*]
AHS02	2-High Service Level	—	[*]	[*]						[*]	[*]
AHS03	3-Standard Service Level	—	[*]	[*]						[*]	[*]
Unix (Solaris)
AHS04	1-Critical Service Level	—	[*]	[*]						[*]	[*]
AHS05	2-High Service Level	—	[*]	[*]						[*]	[*]
AHS06	3-Standard Service Level	—	[*]	[*]						[*]	[*]
Linux
AHS07	1-Critical Service Level	—	[*]	[*]						[*]	[*]
AHS08	2-High Service Level	—	[*]	[*]						[*]	[*]
AHS09	3-Standard Service Level	—	[*]	[*]						[*]	[*]
AS400 (OS400)
AHS10	1-Critical Service Level	—	—	—						—	—
AHS11	2-High Service Level	—	[*]	[*]						[*]	[*]
AHS12	3-Standard Service Level	—	[*]	[*]						[*]	[*]
OpenVMS
AHS13	1-Critical Service Level	—	—	—						—	—
AHS14	2-High Service Level	—	[*]	[*]						[*]	[*]
AHS15	3-Standard Service Level	—	[*]	[*]						[*]	[*]
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level	—	—	—						—	—
AHS17	2-High Service Level	—	[*]	[*]						[*]	[*]
AHS18	3-Standard Service Level	—	[*]	[*]						[*]	[*]

Database & Middleware Support
AHS19	Oracle Database	—	[*]	[*]						[*]	[*]
AHS20	SQL Database	—	[*]	[*]						[*]	[*]
AHS21	Middleware Instances	—	[*]	[*]						[*]	[*]
AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	—	[*]	[*]						[*]	[*]
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	—	[*]	[*]						[*]	[*]
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	—	[*]	[*]						[*]	[*]
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	—	[*]	[*]						[*]	[*]
AHS26	Utility Server Support & Infrastructure	—	[*]	[*]						[*]	[*]
	Application Hosting Services Subtotal (100% fees)		[*]	[*]	—	—	—	—	—	[*]	[*]
	Base Fee Reduction - Application Hosting	—	[*]	[*]	—	—	—	—	—	[*]	[*]
	Service Level Response Time Adjustment	—	[*]	[*]	—	—	—	—	—	[*]	[*]
	TOTAL APPLICATION HOSTING SERVICES	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level	—	[*]	[*]						[*]	[*]
AHS28	2-High Service Level	—	[*]	[*]						[*]	[*]
AHS29	3-Standard Service Level	—	[*]	[*]						[*]	[*]
	TOTAL WEB HOSTING SERVICES	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MSN02	Site Type 2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS03	Tier 1 Hubs (distribution layer)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS04	Call Center Seats	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS05	Video Conference Rooms	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS06	PBXs: Small per system	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS07	Medium per system	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS08	Large per system	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS09	Handsets - Digital per port	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS10	Handsets - Analog per port	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]

FOR INFORMATIONAL PURPOSES ONLY
1.0000
	USD	5 Year Term					Optional One Year Extensions			5 Year	8 Year
RU ID	Description	2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS12	Pagers	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	Fixed Fee - Managed Network Services (includes Tangoe IPV/TEM credit)	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL MANAGED NETWORK SERVICES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Messaging, Directory & Collaboration Services
Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—	—	—
	TOTAL MESSAGING, DIRECTORY & COLLABORATION SERVICES	—	—	—	—	—	—	—	—	—	—
LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS14	VoIP	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS15	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	—	—	[*]	—	—	—	—	—	[*]	[*]
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS20	VoIP	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS21	Wireless Access Points (WAPs)	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—	—	—

	Fixed Fee - LAN Services	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL LAN Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	—	[*]	[*]	[*]					[*]	[*]
EUS02	Standard Laptops	—	[*]	[*]	[*]					[*]	[*]
EUS03	Standard Unix Workstations	—	[*]	[*]	[*]					[*]	[*]
EUS04	Standard Network Printers	—	[*]	[*]	[*]					[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	—	[*]	[*]	[*]					[*]	[*]
EUS06	Print Pages (000s) Color - Billable	—	[*]	[*]	[*]					[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	—	[*]	[*]	[*]					[*]	[*]
EUS08	Tablets	—	[*]	[*]	[*]					[*]	[*]
EUS09	Nextels	—	[*]	—	—					[*]	[*]
EUS10	IMACs	—	[*]	[*]	[*]					[*]	[*]
	10 FTEs			—	—					—	—
	Fixed Fee - EUS			[*]	[*]					[*]	[*]
	End-User Computing Services Subtotal (100% fees)	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]

	Unisys BAU support ED through Go Live	[*]	[*]	—	—	—	—	—	—	[*]	[*]
	Base Fee Reduction End-User		[*]	[*]	[*]	—	—	—	—	[*]	[*]
	TOTAL END-USER COMPUTING SERVICES	[*]	[*]	[*]	[*]	—	—	—	—	[*]	[*]
Service Desk Services
EUS11	Service Desk Seat	—	[*]	[*]	[*]					[*]	[*]
	Field Service Desk			[*]	[*]					[*]	[*]
	Base Fee Reduction Service Desk	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
	TOTAL SERVICE DESK SERVICES	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]

	Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Note 1: 2011 Reflects 12 months of Application Hosting and Webhosting revenue. Company will not be charged base fees associated with Application Hosting and Webhosting beyond AHS Commencement Date subject to Section 2.0 of Exhibit 4
**	Note 2: 2012 Includes only 6 months of End User and Service Desk revenue

Amgen and IBM Confidential 5-15-2011	Page 20 of 96	Tab:US DBC

FOR INFORMATIONAL PURPOSES ONLY
1.0000
	USD	5 Year Term					Optional One Year Extensions			5 Year	8 Year
RU ID	Description	2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level									—	—
AHS02	2-High Service Level									—	—
AHS03	3-Standard Service Level									—	—
Unix (Solaris)
AHS04	1-Critical Service Level									—	—
AHS05	2-High Service Level									—	—
AHS06	3-Standard Service Level									—	—
Linux
AHS07	1-Critical Service Level									—	—
AHS08	2-High Service Level									—	—
AHS09	3-Standard Service Level									—	—
AS400 (OS400)
AHS10	1-Critical Service Level									—	—
AHS11	2-High Service Level									—	—
AHS12	3-Standard Service Level									—	—
OpenVMS
AHS13	1-Critical Service Level									—	—
AHS14	2-High Service Level									—	—
AHS15	3-Standard Service Level									—	—
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level									—	—
AHS17	2-High Service Level									—	—
AHS18	3-Standard Service Level									—	—

Database & Middleware Support
AHS19	Oracle Database									—	—
AHS20	SQL Database									—	—
AHS21	Middleware Instances									—	—

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1									—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2									—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3									—	—
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4									—	—

AHS26	Utility Server Support & Infrastructure	—	[*]	[*]						[*]	[*]
	Application Hosting Services Subtotal (100% fees)		[*]	[*]	—	—	—	—	—	[*]	[*]

Base Fee Reduction - Application Hosting

Service Level Response Time Adjustment
	TOTAL APPLICATION HOSTING SERVICES	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level										—
AHS28	2-High Service Level									—	—
AHS29	3-Standard Service Level									—	—
	TOTAL WEB HOSTING SERVICES	—	—	—	—	—	—	—	—	—	—
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1									—	—
MSN02	Site Type 2									—	—
MNS03	Tier 1 Hubs (distribution layer)									—	—
MNS04	Call Center Seats									—	—
MNS05	Video Conference Rooms									—	—
MNS06	PBXs: Small per system									—	—
MNS07	Medium per system									—	—
MNS08	Large per system									—	—
MNS09	Handsets - Digital per port									—	—
MNS10	Handsets - Analog per port									—	—

Amgen and IBM Confidential 5-15-2011	Page 21 of 96	Tab:Canada DBC

FOR INFORMATIONAL PURPOSES ONLY
1.0000
	USD	5 Year Term					Optional One Year Extensions			5 Year	8 Year
RU ID	Description	2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS12	Pagers	—	—	—	—	—	—	—	—	—	—
	Fixed Fee - Managed Network Services (includes Tangoe IPV/TEM credit)	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL MANAGED NETWORK SERVICES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Messaging, Directory & Collaboration Services
Standard Service Level
	E-mail Accounts									—	—
	TOTAL MESSAGING, DIRECTORY & COLLABORATION SERVICES	—	—	—	—	—	—	—	—	—	—
LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	—	—	—	—	—	—	—	—	—	—
MNS14	VoIP	—	—	—	—	—	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—	—	—
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS18	Wireless Access Points (WAPs)	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	—	—	—	—	—	—	—	—	—	—
MNS20	VoIP	—	—	—	—	—	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—	—	—

MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	—	—	—	—	—	—	—	—	—	—
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—	—	—
	Fixed Fee - LAN Services	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL LAN Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	—	[*]	[*]	[*]					[*]	[*]
EUS02	Standard Laptops	—	[*]	[*]	[*]					[*]	[*]
EUS03	Standard Unix Workstations	—	—	[*]	[*]					[*]	[*]
EUS04	Standard Network Printers	—	[*]	[*]	[*]					[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	—	[*]	[*]	[*]					[*]	[*]
EUS06	Print Pages (000s) Color - Billable	—	[*]	[*]	[*]					[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	—	[*]	[*]	[*]					[*]	[*]
EUS08	Tablets	—	[*]	[*]	[*]					[*]	[*]
EUS09	Nextels	—	—	—	—					—	—
EUS10	IMACs	—	[*]	[*]	[*]					[*]	[*]
	10 FTEs			—	—					—	—
	Fixed Fee - EUS			—	—					—	—
	End-User Computing Services Subtotal (100% fees)	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
	Unisys BAU support ED through Go Live									—	—
Base Fee Reduction End-User
	TOTAL END-USER COMPUTING SERVICES	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
Service Desk Services
EUS11	Service Desk Seat									—	—
	Field Service Desk									—	—
Base Fee Reduction Service Desk
	TOTAL SERVICE DESK SERVICES	—	—	—	—	—	—	—	—	—	—
	Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
*	Note 1: 2011 Reflects 12 months of Application Hosting and Webhosting revenue. Company will not be charged base fees associated with Application Hosting and Webhosting beyond AHS Commencement Date subject to Section 2.0 of Exhibit 4
**	Note 2: 2012 Includes only 6 months of End User and Service Desk revenue

Amgen and IBM Confidential 5-15-2011	Page 22 of 96	Tab:Canada DBC

FOR INFORMATIONAL PURPOSES ONLY
1.0000
	USD	5 Year Term					Optional One Year Extensions			5 Year	8 Year
RU ID	Description	2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level									—	—
AHS02	2-High Service Level									—	—
AHS03	3-Standard Service Level									—	—
Unix (Solaris)
AHS04	1-Critical Service Level									—	—
AHS05	2-High Service Level									—	—
AHS06	3-Standard Service Level									—	—
Linux
AHS07	1-Critical Service Level									—	—
AHS08	2-High Service Level									—	—
AHS09	3-Standard Service Level									—	—
AS400 (OS400)
AHS10	1-Critical Service Level									—	—
AHS11	2-High Service Level									—	—
AHS12	3-Standard Service Level									—	—
OpenVMS
AHS13	1-Critical Service Level									—	—
AHS14	2-High Service Level									—	—
AHS15	3-Standard Service Level									—	—
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level									—	—
AHS17	2-High Service Level									—	—
AHS18	3-Standard Service Level									—	—
Database & Middleware Support
AHS19	Oracle Database									—	—
AHS20	SQL Database									—	—
AHS21	Middleware Instances									—	—
AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	—	—	—						—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	—	—	—						—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	—	[*]	[*]						[*]	[*]
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	—	[*]	[*]						[*]	[*]

AHS26	Utility Server Support & Infrastructure	—	[*]	[*]						[*]	[*]
	Application Hosting Services Subtotal (100% fees)		[*]	[*]	—	—	—	—	—	[*]	[*]

Base Fee Reduction - Application Hosting

Service Level Response Time Adjustment
	TOTAL APPLICATION HOSTING SERVICES	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level									—	—
AHS28	2-High Service Level									—	—
AHS29	3-Standard Service Level									—	—
	TOTAL WEB HOSTING SERVICES	—	—	—	—	—	—	—	—	—	—
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1									—	—
MSN02	Site Type 2									—	—
MNS03	Tier 1 Hubs (distribution layer)									—	—
MNS04	Call Center Seats									—	—
MNS05	Video Conference Rooms									—	—
MNS06	PBXs: Small per system									—	—
MNS07	Medium per system									—	—
MNS08	Large per system									—	—
MNS09	Handsets - Digital per port									—	—
MNS10	Handsets - Analog per port									—	—

Amgen and IBM Confidential 5-15-2011	Page 23 of 96	Tab:Netherland DBC

FOR INFORMATIONAL PURPOSES ONLY

	USD	1.0000
		5 Year Term					Optional One Year Extensions			5 Year	8 Year
RU ID	Description	2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS12	Pagers	—	—	—	—	—	—	—	—	—	—

	Fixed Fee - Managed Network Services (includes Tangoe IPV/TEM credit)				[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL MANAGED NETWORK SERVICES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Messaging, Directory & Collaboration Services
Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—	—	—
	TOTAL MESSAGING, DIRECTORY & COLLABORATION SERVICES	—	—	—	—	—	—	—	—	—	—
LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS14	VoIP	—	—	[*]	—	—	—	—	—	[*]	[*]
MNS15	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	—	—	[*]	—	—	—	—	—	[*]	[*]
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS20	VoIP	—	—	[*]	—	—	—	—	—	[*]	[*]
MNS21	Wireless Access Points (WAPs)	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	—	—	—	—	—	—	—	—	—	—
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—	—	—

	Fixed Fee - LAN Services	—	—	—	—	—	—	—	—	—	—
	TOTAL LAN Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	—	[*]	[*]	[*]					[*]	[*]
EUS02	Standard Laptops	—	[*]	[*]	[*]					[*]	[*]
EUS03	Standard Unix Workstations	—	—	—	—					—	—
EUS04	Standard Network Printers	—	[*]	[*]	[*]					[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	—	[*]	[*]	[*]					[*]	[*]
EUS06	Print Pages (000s) Color - Billable	—	[*]	[*]	[*]					[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	—	[*]	[*]	[*]					[*]	[*]
EUS08	Tablets	—	[*]	[*]	[*]					[*]	[*]
EUS09	Nextels	—	[*]	—	—					[*]	[*]
EUS10	IMACs	—	[*]	[*]	[*]					[*]	[*]
	10 FTEs			[*]	[*]					[*]	[*]
	Fixed Fee - EUS			[*]	[*]					[*]	[*]
	End-User Computing Services Subtotal (100% fees)	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]

	Unisys BAU support ED through Go Live									—	—
Base Fee Reduction End-User
	TOTAL END-USER COMPUTING SERVICES	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
Service Desk Services
EUS11	Service Desk Seat	—	[*]	[*]	[*]					[*]	[*]
	Field Service Desk									—	—
Base Fee Reduction Service Desk
	TOTAL SERVICE DESK SERVICES	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
	Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Note 1: 2011 Reflects 12 months of Application Hosting and Webhosting revenue. Company will not be charged base fees associated with Application Hosting and Webhosting beyond AHS Commencement Date subject to Section 2.0 of Exhibit 4
**	Note 2: 2012 Includes only 6 months of End User and Service Desk revenue

Amgen and IBM Confidential	Page 24 of 96	Tab:Netherlands DBC

FOR INFORMATIONAL PURPOSES ONLY
1.0000
	USD	5 Year Term					Optional One Year Extensions			5 Year	8 Year
RU ID	Description	2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level									—	—
AHS02	2-High Service Level									—	—
AHS03	3-Standard Service Level									—	—
Unix (Solaris)
AHS04	1-Critical Service Level									—	—
AHS05	2-High Service Level									—	—
AHS06	3-Standard Service Level									—	—
Linux
AHS07	1-Critical Service Level									—	—
AHS08	2-High Service Level									—	—
AHS09	3-Standard Service Level									—	—
AS400 (OS400)
AHS10	1-Critical Service Level									—	—
AHS11	2-High Service Level									—	—
AHS12	3-Standard Service Level									—	—
OpenVMS
AHS13	1-Critical Service Level									—	—
AHS14	2-High Service Level									—	—
AHS15	3-Standard Service Level									—	—
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level									—	—
AHS17	2-High Service Level									—	—
AHS18	3-Standard Service Level									—	—
Database & Middleware Support
AHS19	Oracle Database									—	—
AHS20	SQL Database									—	—
AHS21	Middleware Instances									—	—
AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	—	—	—						—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	—	—	—						—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	—	[*]	[*]						[*]	[*]
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	—	[*]	[*]						[*]	[*]
AHS26	Utility Server Support & Infrastructure	—	[*]	[*]						[*]	[*]
	Application Hosting Services Subtotal (100% fees)		[*]	[*]	—	—	—	—	—	[*]	[*]
Base Fee Reduction - Application Hosting
Service Level Response Time Adjustment
	TOTAL APPLICATION HOSTING SERVICES	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level									—	—
AHS28	2-High Service Level									—	—
AHS29	3-Standard Service Level									—	—
	TOTAL WEB HOSTING SERVICES	—	—	—	—	—	—	—	—	—	—
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1									—	—
MSN02	Site Type 2									—	—
MNS03	Tier 1 Hubs (distribution layer)									—	—
MNS04	Call Center Seats									—	—
MNS05	Video Conference Rooms									—	—
MNS06	PBXs: Small per system									—	—
MNS07	Medium per system									—	—
MNS08	Large per system									—	—
MNS09	Handsets - Digital per port									—	—
MNS10	Handsets - Analog per port									—	—

Amgen and IBM Confidential 5-15-2011	Page 25 of 96	Tab:UK DBC

FOR INFORMATIONAL PURPOSES ONLY
1.0000
	USD	5 Year Term					Optional One Year Extensions			5 Year	8 Year
RU ID	Description	2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS12	Pagers	—	—	—	—	—	—	—	—	—	—

	Fixed Fee - Managed Network Services (includes Tangoe IPV/TEM credit)	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL MANAGED NETWORK SERVICES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Messaging, Directory & Collaboration Services
Standard Service Level
	E-mail Accounts									—	—
	TOTAL MESSAGING, DIRECTORY & COLLABORATION SERVICES	—	—	—	—	—	—	—	—	—	—
LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS14	VoIP	—	—	—	—	—	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	—	—	[*]	—	—	—	—	—	[*]	[*]
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	—	—	—	—	—	—	—	—	—	—
MNS20	VoIP	—	—	—	—	—	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—	—	—

MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	—	—	—	—	—	—	—	—	—	—
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—	—	—

	Fixed Fee - LAN Services	—	—	—	—	—	—	—	—	—	—
	TOTAL LAN Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	—	[*]	[*]	[*]					[*]	[*]
EUS02	Standard Laptops	—	[*]	[*]	[*]					[*]	[*]
EUS03	Standard Unix Workstations	—	—	—	—					—	—
EUS04	Standard Network Printers	—	[*]	[*]	[*]					[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	—	[*]	[*]	[*]					[*]	[*]
EUS06	Print Pages (000s) Color - Billable	—	[*]	[*]	[*]					[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	—	[*]	[*]	[*]					[*]	[*]
EUS08	Tablets	—	[*]	[*]	[*]					[*]	[*]
EUS09	Nextels	—	—	—	—					—	—
EUS10	IMACs	—	[*]	[*]	[*]					[*]	[*]
	10 FTEs			[*]	[*]					[*]	[*]
	Fixed Fee - EUS			—	—					—	—
	End-User Computing Services Subtotal (100% fees)	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]

	Unisys BAU support ED through Go Live									—	—
Base Fee Reduction End-User
	TOTAL END-USER COMPUTING SERVICES	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
Service Desk Services
EUS11	Service Desk Seat									—	—
	Field Service Desk									—	—
Base Fee Reduction Service Desk
	TOTAL SERVICE DESK SERVICES	—	—	—	—	—	—	—	—	—	—

	Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Note 1: 2011 Reflects 12 months of Application Hosting and Webhosting revenue. Company will not be charged base fees associated with Application Hosting and Webhosting beyond AHS Commencement Date subject to Section 2.0 of Exhibit 4
**	Note 2: 2012 Includes only 6 months of End User and Service Desk revenue

Amgen and IBM Confidential 5-15-2011	Page 26 of 96	Tab:UK DBC

FOR INFORMATIONAL PURPOSES ONLY
1.0000
	USD	5 Year Term					Optional One Year Extensions			5 Year	8 Year
RU ID	Description	2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level									—	—
AHS02	2-High Service Level									—	—
AHS03	3-Standard Service Level									—	—
Unix (Solaris)
AHS04	1-Critical Service Level									—	—
AHS05	2-High Service Level									—	—
AHS06	3-Standard Service Level									—	—
Linux
AHS07	1-Critical Service Level									—	—
AHS08	2-High Service Level									—	—
AHS09	3-Standard Service Level									—	—
AS400 (OS400)
AHS10	1-Critical Service Level									—	—
AHS11	2-High Service Level									—	—
AHS12	3-Standard Service Level									—	—
OpenVMS
AHS13	1-Critical Service Level									—	—
AHS14	2-High Service Level									—	—
AHS15	3-Standard Service Level									—	—
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level									—	—
AHS17	2-High Service Level									—	—
AHS18	3-Standard Service Level									—	—

Database & Middleware Support
AHS19	Oracle Database									—	—
AHS20	SQL Database									—	—
AHS21	Middleware Instances									—	—

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	—	—	—						—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	—	—	—						—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	—	[*]	[*]						[*]	[*]
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	—	[*]	[*]						[*]	[*]

AHS26	Utility Server Support & Infrastructure	—	[*]	[*]						[*]	[*]
	Application Hosting Services Subtotal (100% fees)		[*]	[*]	—	—	—	—	—	[*]	[*]

Base Fee Reduction - Application Hosting

Service Level Response Time Adjustment
	TOTAL APPLICATION HOSTING SERVICES	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level									—	—
AHS28	2-High Service Level									—	—
AHS29	3-Standard Service Level									—	—
	TOTAL WEB HOSTING SERVICES	—	—	—	—	—	—	—	—	—	—
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1									—	—
MSN02	Site Type 2									—	—
MNS03	Tier 1 Hubs (distribution layer)									—	—
MNS04	Call Center Seats									—	—
MNS05	Video Conference Rooms									—	—
MNS06	PBXs: Small per system									—	—
MNS07	Medium per system									—	—
MNS08	Large per system									—	—
MNS09	Handsets - Digital per port									—	—
MNS10	Handsets - Analog per port									—	—

Amgen and IBM Confidential 5-15-2011	Page 27 of 96	Tab:Switzerland DBC

FOR INFORMATIONAL PURPOSES ONLY
USD		1.0000
RU ID	Description	5 Year Term					Optional One Year Extensions			5 Year	8 Year
		2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS12	Pagers	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Fixed Fee - Managed Network Services (includes Tangoe IPV/TEM credit)		—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TOTAL MANAGED NETWORK SERVICES		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Messaging, Directory & Collaboration Services
Standard Service Level
E-mail Accounts										—	—
TOTAL MESSAGING, DIRECTORY & COLLABORATION SERVICES		—	—	—	—	—	—	—	—	—	—
LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	—	—	—	—	—	—	—	—	—	—
MNS14	VoIP	—	—	—	—	—	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—	—	—
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	—	—	[*]	—	—	—	—	—	[*]	[*]
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	—	—	—	—	—	—	—	—	—	—
MNS20	VoIP	—	—	—	—	—	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—	—	—
MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	—	—	—	—	—	—	—	—	—	—
MNS24	GIG_E	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—	—	—
Fixed Fee - LAN Services		—	—	—	—	—	—	—	—	—	—
TOTAL LAN Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]		[*]
End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	—	[*]	[*]	[*]				[*]		[*]
EUS02	Standard Laptops	—	[*]	[*]	[*]				[*]		[*]
EUS03	Standard Unix Workstations	—	—	[*]	[*]				[*]		[*]
EUS04	Standard Network Printers	—	[*]	[*]	[*]				[*]		[*]
EUS05	Print Pages (000s) Black&White - Billable	—	[*]	[*]	[*]				[*]		[*]
EUS06	Print Pages (000s) Color - Billable	—	[*]	[*]	[*]				[*]		[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	—	[*]	[*]	[*]				[*]		[*]
EUS08	Tablets	—	—	—	—				—		—
EUS09	Nextels	—	—	—	—				—		—
EUS10	IMACs	—	[*]	[*]	[*]				[*]		[*]
10 FTEs			[*]	[*]					[*]		[*]
Fixed Fee - EUS			—	—					—		—
End-User Computing Services Subtotal (100% fees)	—	[*]	[*]	[*]	—	—	—	—	[*]		[*]
Unisys BAU support ED through Go Live									—		—
Base Fee Reduction End-User
TOTAL END-USER COMPUTING SERVICES	—	[*]	[*]	[*]	—	—	—	—	[*]		[*]
Service Desk Services
EUS11	Service Desk Seat								—		—
Field Service Desk									—		—
Base Fee Reduction Service Desk
TOTAL SERVICE DESK SERVICES	—	—	—	—	—	—	—	—	—		—
Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]		[*]

*Note 1: 2011 Reflects 12 months of Application Hosting and Webhosting revenue. Company will not be charged base fees associated with Application Hosting and Webhosting beyond AHS Commencement Date subject to Section 2.0 of Exhibit 4

** Note 2: 2012 Includes only 6 months of End User and Service Desk revenue

FOR INFORMATIONAL PURPOSES ONLY
USD	1.0000
RU ID	Description	5 Year Term	Optional One Year Extensions	5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level	—	—
AHS02	2-High Service Level	—	—
AHS03	3-Standard Service Level	—	—
Unix (Solaris)
AHS04	1-Critical Service Level	—	—
AHS05	2-High Service Level	—	—
AHS06	3-Standard Service Level	—	—
Linux
AHS07	1-Critical Service Level	—	—
AHS08	2-High Service Level	—	—
AHS09	3-Standard Service Level	—	—
AS400 (OS400)
AHS10	1-Critical Service Level	—	—
AHS11	2-High Service Level	—	—
AHS12	3-Standard Service Level	—	—
OpenVMS
AHS13	1-Critical Service Level	—	—
AHS14	2-High Service Level	—	—
AHS15	3-Standard Service Level	—	—
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level	—	—
AHS17	2-High Service Level	—	—
AHS18	3-Standard Service Level	—	—
Database & Middleware Support
AHS19	Oracle Database	—	—
AHS20	SQL Database	—	—
AHS21	Middleware Instances	—	—
AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	—	—
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	—	—
AHS26	Utility Server Support & Infrastructure	—	[*]	[*]	[*]	[*]
Application Hosting Services Subtotal (100% fees)	[*]	[*]	—	—	—	—	—	[*]	[*]
Base Fee Reduction - Application Hosting
Service Level Response Time Adjustment
TOTAL APPLICATION HOSTING SERVICES	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level	—	—
AHS28	2-High Service Level	—	—
AHS29	3-Standard Service Level	—	—
TOTAL WEB HOSTING SERVICES	—	—	—	—	—	—	—	—	—	—
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1	—	—
MSN02	Site Type 2	—	—
MNS03	Tier 1 Hubs (distribution layer)	—	—
MNS04	Call Center Seats	—	—
MNS05	Video Conference Rooms	—	—
MNS06	PBXs: Small per system	—	—
MNS07	Medium per system	—	—
MNS08	Large per system	—	—
MNS09	Handsets - Digital per port	—	—
MNS10	Handsets - Analog per port	—	—

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
	Description	5 Year Term					Optional One Year Extensions			5 Year Total	8 Year Total
RU ID		2009	2010	2011	2012	2013	2014	2015	2016
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS12	Pagers	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	Fixed Fee -Managed Network Services (includes Tangoe IPV/TEM credit)	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL MANAGED NETWORK SERVICES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Messaging, Directory & Collaboration Services
Standard Service Level
	E-mail Accounts									—	—
	TOTAL MESSAGING, DIRECTORY & COLLABORATION SERVICES	—	—	—	—	—	—	—	—	—	—
LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	—	—	—	—	—	—	—	—	—	—
MNS14	VoIP	—	—	—	—	—	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—	—	—
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	—	—	[*]	—	—	—	—	—	[*]	[*]
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	—	—	—	—	—	—	—	—	—	—
MNS20	VoIP	—	—	—	—	—	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—	—	—

MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	—	—	—	—	—	—	—	—	—	—
MNS24	GIG_E	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—	—	—

	Fixed Fee - LAN Services	—	—	—	—	—	—	—	—	—	—
	TOTAL LAN Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	—	[*]	[*]	[*]					[*]	[*]
EUS02	Standard Laptops	—	[*]	[*]	[*]					[*]	[*]
EUS03	Standard Unix Workstations	—	—	[*]	[*]					[*]	[*]
EUS04	Standard Network Printers	—	[*]	[*]	[*]					[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	—	[*]	[*]	[*]					[*]	[*]
EUS06	Print Pages (000s) Color - Billable	—	[*]	[*]	[*]					[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	—	[*]	[*]	[*]					[*]	[*]
EUS08	Tablets	—	—	—	—					—	—
EUS09	Nextels	—	—	—	—					—	—
EUS10	IMACs	—	[*]	[*]	[*]					[*]	[*]
	10 FTEs			[*]	[*]					[*]	[*]
	Fixed Fee - EUS			-	—					—	—
	End-User Computing Services Subtotal (100% fees)	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]

	Unisys BAU support ED through Go Live									—	—
Base Fee Reduction End-User
	TOTAL END-USER COMPUTING SERVICES	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
Service Desk Services
EUS11	Service Desk Seat									—	—
	Field Service Desk									—	—
Base Fee Reduction Service Desk
	TOTAL SERVICE DESK SERVICES	—	—	—	—	—	—	—	—	—	—

	Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Note 1: 2011 Reflects 12 months of Application Hosting and Webhosting revenue. Company will not be charged base fees associated with Application Hosting and Webhosting beyond AHS Commencement Date subject to Section 2.0 of Exhibit 4
**	Note 2: 2012 Includes only 6 months of End User and Service Desk revenue

Amgen and IBM Confidential 5-15-2011	Page 28 of 96	Tab:Switzerland DBC

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
RU ID	Description	5 Year Term					Optional One Year Extensions			5 Year Total	8 Year Total
		2009	2010	2011	2012	2013	2014	2015	2016

Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level									—	—
AHS02	2-High Service Level									—	—
AHS03	3-Standard Service Level									—	—
Unix (Solaris)
AHS04	1-Critical Service Level									—	—
AHS05	2-High Service Level									—	—
AHS06	3-Standard Service Level									—	—
Linux
AHS07	1-Critical Service Level									—	—
AHS08	2-High Service Level									—	—
AHS09	3-Standard Service Level									—	—
AS400 (OS400)
AHS10	1-Critical Service Level									—	—
AHS11	2-High Service Level									—	—
AHS12	3-Standard Service Level									—	—
OpenVMS
AHS13	1-Critical Service Level									—	—
AHS14	2-High Service Level									—	—
AHS15	3-Standard Service Level									—	—
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level									—	—
AHS17	2-High Service Level									—	—
AHS18	3-Standard Service Level									—	—

Database & Middleware Support
AHS19	Oracle Database									—	—
AHS20	SQL Database									—	—
AHS21	Middleware Instances									—	—

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1									—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2									—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3									—	—
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4									—	—

AHS26	Utility Server Support & Infrastructure	—	[*]	[*]						[*]	[*]
	Application Hosting Services Subtotal (100% fees)		[*]	[*]	—	—	—	—	—	[*]	[*]

Base Fee Reduction - Application Hosting

Service Level Response Time Adjustment
	TOTAL APPLICATION HOSTING SERVICES	—	[*]	[*]	—	—	—	—	—	[*]	[*]
Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level									—	—
AHS28	2-High Service Level									—	—
AHS29	3-Standard Service Level									—	—
	TOTAL WEB HOSTING SERVICES	—	—	—	—	—	—	—	—	—	—
Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1									—	—
MSN02	Site Type 2									—	—
MNS03	Tier 1 Hubs (distribution layer)									—	—
MNS04	Call Center Seats									—	—
MNS05	Video Conference Rooms									—	—
MNS06	PBXs: Small per system									—	—
MNS07	Medium per system									—	—
MNS08	Large per system									—	—
MNS09	Handsets - Digital per port									—	—
MNS10	Handsets - Analog per port									—	—

Amgen and IBM Confidential 5-15-2011	Page 29 of 96	Tab:Australia DBC

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
		5 Year Term					Optional One Year Extensions			5 Year	8 Year
RU ID	Description	2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS12	Pagers	—	—	—	—	—	—	—	—	—	-

	Fixed Fee - Managed Network Services (includes Tangoe IPV/TEM credit)	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL MANAGED NETWORK SERVICES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Messaging, Directory & Collaboration Services
Standard Service Level
	E-mail Accounts									—	—
	TOTAL MESSAGING, DIRECTORY & COLLABORATION SERVICES	—	—	—	—	—	—	—	—	—	—
LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	—	—	—	—	—	—	—	—	—	—
MNS14	VoIP	—	—	—	—	—	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	—	—	—	—	—	—	—	—	—	—
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	[*]	[*]	[*]	—	—	—	—	—	[*]	[*]
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS20	VoIP	—	—	—	—	—	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	—	—	—	—	—	—	—	—	—	—
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E	—	—	—	—	—	—	—	—	—	—
MNS26	USTO WAP CISCO 3502I (internal Antenna)	—	—	—	—	—	—	—	—	—	—

	Fixed Fee - LAN Services	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL LAN Services	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	—	[*]	[*]	[*]					[*]	[*]
EUS02	Standard Laptops	—	[*]	[*]	[*]					[*]	[*]
EUS03	Standard Unix Workstations	—	—	—	—					—	—
EUS04	Standard Network Printers	—	[*]	[*]	[*]					[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	—	[*]	[*]	[*]					[*]	[*]
EUS06	Print Pages (000s) Color - Billable	—	[*]	[*]	[*]					[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	—	[*]	[*]	[*]					[*]	[*]
EUS08	Tablets	—	[*]	[*]	[*]					[*]	[*]
EUS09	Nextels	—	—	—	—					—	—
EUS10	IMACs	—	[*]	[*]	[*]					[*]	[*]
	10 FTEs			[*]	[*]					[*]	[*]
	Fixed Fee - EUS			—	—					—	—
	End-User Computing Services Subtotal (100% fees)	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]

	Unisys BAU support ED through Go Live									—	—
Base Fee Reduction End-User
	TOTAL END-USER COMPUTING SERVICES	—	[*]	[*]	[*]	—	—	—	—	[*]	[*]
Service Desk Services
EUS11	Service Desk Seat									—	—
	Field Service Desk									—	—
Base Fee Reduction Service Desk
	TOTAL SERVICE DESK SERVICES	—	—	—	—	—	—	—	—	—	—

	Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Note 1: 2011 Reflects 12 months of Application Hosting and Webhosting revenue. Company will not be charged base fees associated with Application Hosting and Webhosting beyond AHS Commencement Date subject to Section 2.0 of Exhibit 4
**	Note 2: 2012 Includes only 6 months of End User and Service Desk revenue

Amgen and IBM Confidential 5-15-2011	Page 30 of 96	Tab:Australia DBC

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
RU ID	Description	5 Year Term					Optional One Year Extensions
		2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS02	2-High Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS03	3-Standard Service Level	[*]	[*]	[*]	—	—	—	—	—
Unix (Solaris)
AHS04	1-Critical Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS05	2-High Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS06	3-Standard Service Level	[*]	[*]	[*]	—	—	—	—	—
Linux
AHS07	1-Critical Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS08	2-High Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS09	3-Standard Service Level	[*]	[*]	[*]	—	—	—	—	—
AS400 (OS400)
AHS10	1-Critical Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS11	2-High Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS12	3-Standard Service Level	[*]	[*]	[*]	—	—	—	—	—
OpenVMS
AHS13	1-Critical Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS14	2-High Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS15	3-Standard Service Level	[*]	[*]	[*]	—	—	—	—	—
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS17	2-High Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS18	3-Standard Service Level	[*]	[*]	[*]	—	—	—	—	—

Database & Middleware Support
AHS19	Oracle Database	[*]	[*]	[*]	—	—	—	—	—
AHS20	SQL Database	[*]	[*]	[*]	—	—	—	—	—
AHS21	Middleware Instances	[*]	[*]	[*]	—	—	—	—	—

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	[*]	[*]	[*]	—	—	—	—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	[*]	[*]	[*]	—	—	—	—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	[*]	[*]	[*]	—	—	—	—	—
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	[*]	[*]	[*]	—	—	—	—	—

AHS26	Utility Server Support & Infrastructure	[*]	[*]	[*]	—	—	—	—	—

Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS28	2-High Service Level	[*]	[*]	[*]	—	—	—	—	—
AHS29	3-Standard Service Level	[*]	[*]	[*]	—	—	—	—	—

Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MSN02	Site Type 2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS03	Tier 1 Hubs (distribution layer)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS04	Call Center Seats	[*]	[*]	[*]	—	—	—	—	—
MNS05	Video Conference Rooms	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS06	PBXs: Small per system	[*]	[*]	[*]	—	—	—	—	—
MNS07	Medium per system	[*]	[*]	[*]	—	—	—	—	—
MNS08	Large per system	[*]	[*]	[*]	—	—	—	—	—
MNS09	Handsets - Digital per port	[*]	[*]	[*]	—	—	—	—	—
MNS10	Handsets - Analog per port	[*]	[*]	[*]	—	—	—	—	—
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—
MNS12	Pagers	N/A	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Amgen and IBM Confidential 5-15-2011	Page 31 of 96	Tab:US ARCRRC

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
		5 Year Term					Optional One Year Extensions
RU ID	Description	2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Messaging, Directory & Collaboration Services
Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—

LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS14	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS20	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E			[*]	[*]	[*]
MNS26	USTO WAP CISCO 3502I (internal Antenna)			[*]	[*]	[*]

End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	[*]	[*]
EUS02	Standard Laptops	[*]	[*]
EUS03	Standard Unix Workstations	[*]	[*]
EUS04	Standard Network Printers	[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	[*]	[*]
EUS06	Print Pages (000s) Color - Billable	[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]
EUS08	Tablets	[*]	[*]
EUS09	Nextels	[*]	[*]
EUS10	IMACs	[*]	[*]

Service Desk Services
EUS11	Service Desk Seat	[*]	[*]

Amgen and IBM Confidential 5-15-2011	Page 32 of 96	Tab:US ARCRRC

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
		5 Year Term					Optional One Year Extensions
RU ID	Description	2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level
AHS02	2-High Service Level
AHS03	3-Standard Service Level
Unix (Solaris)
AHS04	1-Critical Service Level
AHS05	2-High Service Level
AHS06	3-Standard Service Level
Linux
AHS07	1-Critical Service Level
AHS08	2-High Service Level
AHS09	3-Standard Service Level
AS400 (OS400)
AHS10	1-Critical Service Level
AHS11	2-High Service Level
AHS12	3-Standard Service Level
OpenVMS
AHS13	1-Critical Service Level
AHS14	2-High Service Level
AHS15	3-Standard Service Level
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level
AHS17	2-High Service Level
AHS18	3-Standard Service Level

Database & Middleware Support
AHS19	Oracle Database
AHS20	SQL Database
AHS21	Middleware Instances

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4

AHS26	Utility Server Support & Infrastructure	[*]	[*]	[*]	—	—	—	—	—

Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level
AHS28	2-High Service Level
AHS29	3-Standard Service Level

Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1
MSN02	Site Type 2
MNS03	Tier 1 Hubs (distribution layer)
MNS04	Call Center Seats
MNS05	Video Conference Rooms
MNS06	PBXs: Small per system
MNS07	Medium per system

Amgen and IBM Confidential 5-15-2011	Page 33 of 96	Tab:Canada ARCRRC

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
		5 Year Term					Optional One Year Extensions
RU ID	Description	2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC
MNS08	Large per system
MNS09	Handsets - Digital per port
MNS10	Handsets - Analog per port
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—
MNS12	Pagers	NA	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Messaging, Directory & Collaboration Services
Standard Service Level
E-mail Accounts

LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS14	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS20	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E
MNS26	USTO WAP CISCO 3502I (internal Antenna)

End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	[*]	[*]
EUS02	Standard Laptops	[*]	[*]
EUS03	Standard Unix Workstations	[*]	[*]
EUS04	Standard Network Printers	[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	[*]	[*]
EUS06	Print Pages (000s) Color - Billable	[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]
EUS08	Tablets	[*]	[*]
EUS09	Nextels	[*]	[*]
EUS10	IMACs	[*]	[*]

Service Desk Services
EUS11	Service Desk Seat

Amgen and IBM Confidential 5-15-2011	Page 34 of 96	Tab:Canada ARCRRC

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
		5 Year Term					Optional One Year Extensions
RU ID	Description	2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level
AHS02	2-High Service Level
AHS03	3-Standard Service Level
Unix (Solaris)
AHS04	1-Critical Service Level
AHS05	2-High Service Level
AHS06	3-Standard Service Level
Linux
AHS07	1-Critical Service Level
AHS08	2-High Service Level
AHS09	3-Standard Service Level
AS400 (OS400)
AHS10	1-Critical Service Level
AHS11	2-High Service Level
AHS12	3-Standard Service Level
OpenVMS
AHS13	1-Critical Service Level
AHS14	2-High Service Level
AHS15	3-Standard Service Level
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level
AHS17	2-High Service Level
AHS18	3-Standard Service Level

Database & Middleware Support
AHS19	Oracle Database
AHS20	SQL Database
AHS21	Middleware Instances

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	[*]	[*]	[*]	—	—	—	—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	[*]	[*]	[*]	—	—	—	—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	[*]	[*]	[*]	—	—	—	—	—
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	[*]	[*]	[*]	—	—	—	—	—

AHS26	Utility Server Support & Infrastructure	[*]	[*]	[*]	—	—	—	—	—

Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level
AHS28	2-High Service Level
AHS29	3-Standard Service Level

Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1
MSN02	Site Type 2
MNS03	Tier 1 Hubs (distribution layer)
MNS04	Call Center Seats
MNS05	Video Conference Rooms
MNS06	PBXs: Small per system
MNS07	Medium per system

AMGEN and IBM Confidential 5-15-2011	Page 35 of 96	Tab:Netherlands ARCRRC

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
RU ID	Description	5 Year Term					Optional One Year Extensions
		2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC
MNS08	Large per system
MNS09	Handsets - Digital per port
MNS10	Handsets - Analog per port
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—
MNS12	Pagers	NA	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Messaging, Directory & Collaboration Services
Standard Service Level
	E-mail Accounts	—	—	—	—	—	—	—	—

LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS14	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS20	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E
MNS26	USTO WAP CISCO 3502I (internal Antenna)

End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	[*]	[*]
EUS02	Standard Laptops	[*]	[*]
EUS03	Standard Unix Workstations	[*]	[*]
EUS04	Standard Network Printers	[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	[*]	[*]
EUS06	Print Pages (000s) Color - Billable	[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]
EUS08	Tablets	[*]	[*]
EUS09	Nextels	[*]	[*]
EUS10	IMACs	[*]	[*]

Service Desk Services
EUS11	Service Desk Seat	[*]	[*]

AMGEN and IBM Confidential 5-15-2011	Page36 of 96	Tab:Netherlands ARCRRC

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
		5 Year Term					Optional One Year Extensions
RU ID	Description	2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level
AHS02	2-High Service Level
AHS03	3-Standard Service Level
Unix (Solaris)
AHS04	1-Critical Service Level
AHS05	2-High Service Level
AHS06	3-Standard Service Level
Linux
AHS07	1-Critical Service Level
AHS08	2-High Service Level
AHS09	3-Standard Service Level
AS400 (OS400)
AHS10	1-Critical Service Level
AHS11	2-High Service Level
AHS12	3-Standard Service Level
OpenVMS
AHS13	1-Critical Service Level
AHS14	2-High Service Level
AHS15	3-Standard Service Level
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level
AHS17	2-High Service Level
AHS18	3-Standard Service Level

Database & Middleware Support
AHS19	Oracle Database
AHS20	SQL Database
AHS21	Middleware Instances

AHS22	Usable Disk Storage TBs - Shared (per TB) - Tier 1	[*]	[*]	[*]	—	—	—	—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	[*]	[*]	[*]	—	—	—	—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	[*]	[*]	[*]	—	—	—	—	—
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	[*]	[*]	[*]	—	—	—	—	—

AHS26	Utility Server Support & Infrastructure	[*]	[*]	[*]	—	—	—	—	—

Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level
AHS28	2-High Service Level
AHS29	3-Standard Service Level

Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1
MSN02	Site Type 2
MNS03	Tier 1 Hubs (distribution layer)
MNS04	Call Center Seats
MNS05	Video Conference Rooms
MNS06	PBXs: Small per system
MNS07	Medium per system

AMGEN and IBM Confidential 5-15-2011	Page 37 of 96	Tab:UK ARCRRC

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
		5 Year Term					Optional One Year Extensions
RU ID	Description	2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC
MNS08	Large per system
MNS09	Handsets -Digital per port
MNS10	Handsets - Analog per port
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—
MNS12	Pagers	NA	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Messaging, Directory & Collaboration Services
Standard Service Level
E-mail Accounts
LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS14	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS20	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E
MNS26	USTO WAP CISCO 3502I (internal Antenna)
End-User Computing Services
All Site Types - Standard Service Level
EUS01	Standard Desktops	[*]	[*]
EUS02	Standard Laptops	[*]	[*]
EUS03	Standard Unix Workstations	[*]	[*]
EUS04	Standard Network Printers	[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	[*]	[*]
EUS06	Print Pages (000s) Color - Billable	[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]
EUS08	Tablets	[*]	[*]
EUS09	Nextels	[*]	[*]
EUS10	IMACs	[*]	[*]
Service Desk Services
EUS11	Service Desk Seat

Amgen adn IBM Confidential 5-15-2011	Page 114 of 96	Tab:Cover Page

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
		5 Year Term					Optional One Year Extensions
RU ID	Description	2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Application Hosting Services
All Site Types:
Windows
AHS01	1-Critical Service Level
AHS02	2-High Service Level
AHS03	3-Standard Service Level
Unix (Solaris)
AHS04	1-Critical Service Level
AHS05	2-High Service Level
AHS06	3-Standard Service Level
Linux
AHS07	1-Critical Service Level
AHS08	2-High Service Level
AHS09	3-Standard Service Level
AS400 (OS400)
AHS10	1-Critical Service Level
AHS11	2-High Service Level
AHS12	3-Standard Service Level
OpenVMS
AHS13	1-Critical Service Level
AHS14	2-High Service Level
AHS15	3-Standard Service Level
Other Unix (HP-UX, IRIX, True64)
AHS16	1-Critical Service Level
AHS17	2-High Service Level
AHS18	3-Standard Service Level
Database & Middleware Support
AHS19	Oracle Database
AHS20	SQL Database
AHS21	Middleware Instances
AHS22	Usable Disk Storage TBs -Shared (per TB) - Tier 1	[*]	[*]	[*]	—	—	—	—	—
AHS23	Usable Disk Storage TBs - Shared (per TB) - Tier 2	[*]	[*]	[*]	—	—	—	—	—
AHS24	Usable Disk Storage TBs - Shared (per TB) - Tier 3	[*]	[*]	[*]	—	—	—	—	—
AHS25	Usable Disk Storage TBs - Shared (per TB) - Tier 4	[*]	[*]	[*]	—	—	—	—	—
AHS26	Utility Server Support & Infrastructure	[*]	[*]	[*]	—	—	—	—	—

Web Hosting Services (part of Application Hosting Services)

All Site Types:
Web Hosting Instances
AHS27	1-Critical Service Level
AHS28	2-High Service Level
AHS29	3-Standard Service Level

Managed Network Services

Locations (Systems & Services)
WAN-Company Facilities
MNS01	Site Type 1
MSN02	Site Type 2
MNS03	Tier 1 Hubs (distribution layer)

MNS04	Call Center Seats

MNS05	Video Conference Rooms
MNS06	PBXs: Small per system
MNS07	Medium per system

Amgen adn IBM Confidential 5-15-2011	Page 115 of 96	Tab:Cover Page

FOR INFORMATIONAL PURPOSES ONLY
	USD	1.0000
	Description	5 Year Term					Optional One Year Extensions
RU ID		2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC
MNS08	Large per system
MNS09	Handsets - Digital per port
MNS10	Handsets - Analog per port
VOICE
MNS11	Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—
MNS12	Pagers	NA	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Messaging, Directory & Collaboration Services
Standard Service Level
E-mail Accounts
LAN Services (part of Managed Network Services)
Site Type 1:
MNS13	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS14	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS15	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
MNS16	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS17	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS18	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
MNS19	LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS20	VoIP	[*]	[*]	[*]	—	—	—	—	—
MNS21	Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS22	100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS23	10 GB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS24	GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MNS25	USTO WAP CISCO 3502E
MNS26	USTO WAP CISCO 3502I (internal Antenna)
End-User Computing Services
All Site Types -Standard Service Level
EUS01	Standard Desktops	[*]	[*]
EUS02	Standard Laptops	[*]	[*]
EUS03	Standard Unix Workstations	[*]	[*]
EUS04	Standard Network Printers	[*]	[*]
EUS05	Print Pages (000s) Black&White - Billable	[*]	[*]
EUS06	Print Pages (000s) Color - Billable	[*]	[*]
EUS07	Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]
EUS08	Tablets	[*]	[*]
EUS09	Nextels	[*]	[*]
EUS10	IMACs	[*]	[*]
Service Desk Services
EUS11	Service Desk Seat

Amgen adn IBM Confidential 5-15-2011	Page 116 of 96	Tab:Cover Page

	5 Year Term					Optional One Year Extensions
Description	2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC
Application Hosting Services
All Site Types:
Windows
1-Critical Service Level
2-High Service Level
3-Standard Service Level
Unix (Solaris)
1-Critical Service Level
2-High Service Level
3-Standard Service Level
Linux
1-Critical Service Level
2-High Service Level
3-Standard Service Level
AS400 (OS400)
1-Critical Service Level
2-High Service Level
3-Standard Service Level
OpenVMS
1-Critical Service Level
2-High Service Level
3-Standard Service Level
Other Unix (HP-UX, IRIX, True64)
1-Critical Service Level
2-High Service Level
3-Standard Service Level

Database & Middleware Support
Oracle Database
SQL Database
Middleware Instances
Usable Disk Storage TBs - Shared (per TB) - Tier 1
Usable Disk Storage TBs - Shared (per TB) - Tier 2
Usable Disk Storage TBs - Shared (per TB) - Tier 3
Usable Disk Storage TBs - Shared (per TB) - Tier 4

Utility Server Support & Infrastructure	[*]	[*]	[*]	—	—	—	—	—

Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Instances
1-Critical Service Level
2-High Service Level
3-Standard Service Level

Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
Site Type 1
Site Type 2
Tier 1 Hubs (distribution layer)
Call Center Seats
Video Conference Rooms
PBXs: Small per system
Medium per system
Large per system
Handsets - Digital per port
Handsets - Analog per port
VOICE
Voice - IMACs	[*]	[*]	[*]	—	—	—	—	—
Pagers	NA	[*]	[*]	[*]	[*]	[*]	[*]	[*]

AMGEN and IBM Confidential 5-15-2011	Page 42 of 96	Tab: Australia ARCRRC

	5 Year Term					Optional One Year Extensions
Description	2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC
Messaging, Directory & Collaboration Services
Standard Service Level
E-mail Accounts
LAN Services (part of Managed Network Services)
Site Type 1:
LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VoIP	[*]	[*]	[*]	—	—	—	—	—
Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 2:
LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VoIP	[*]	[*]	[*]	—	—	—	—	—
Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Site Type 3:
LAN-Attached Devices	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VoIP	[*]	[*]	[*]	—	—	—	—	—
Wireless Access Points (WAPs)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
100 MB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10 GB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
GIG_E	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
USTO WAP CISCO 3502E
USTO WAP CISCO 3502I (internal Antenna)
End-User Computing Services
All Site Types - Standard Service Level
Standard Desktops	[*]	[*]
Standard Laptops	[*]	[*]
Standard Unix Workstations	[*]	[*]
Standard Network Printers	[*]	[*]
Print Pages (000s) Black&White - Billable	[*]	[*]
Print Pages (000s) Color - Billable	[*]	[*]
Standard Handheld Devices/PDAs/Cell Phones/Data Cards	[*]	[*]
Tablets	[*]	[*]
Nextels	[*]	[*]
IMACs	[*]	[*]
Service Desk Services
Service Desk Seat

AMGEN and IBM Confidential 5-15-2011	Page 41 of 96	Tab: Australia ARCRRC

Data / Voice Carrier—Detailed Base Charges

FOR INFORMATIONAL PURPOSES ONLY

Site Code	Description	Definition	Unit of Measure	2009												5 Year Term
				Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12	2009	2010	2011	2012	2013
DATA CARRIER PRICING

IBMB	MPLS Access—OC3	MPLS Access	access loop													—	—	—	—	—
IBMB	MPLS Port—155 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMB	CoS Package Multimedia Std Svc—155 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMB	MPLS Access—OC3	MPLS Access	access loop							—	—	—	—	—	—	—	—	—	—	—
IBMB	MPLS Port—155 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMB	CoS Package Multimedia Std Svc—155 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMC	MPLS Access—OC3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMC	MPLS Port—155 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMC	CoS Package Multimedia Std Svc—155 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PRJU	MPLS Access—DS3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PRJU	MPLS Port—45 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PRJU	CoS Package Multimedia Std Svc—45 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PRJU	MPLS Access—DS3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PRJU	MPLS Port—45 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PRJU	CoS Package Multimedia Std Svc—45 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USAM	MPLS Access—DS3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USAM	MPLS Port—45 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USAM	CoS Package Multimedia Std Svc—45 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USAM	MPLS Access—DS3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USAM	MPLS Port—45 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USAM	CoS Package Multimedia Std Svc—45 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO	MPLS Access—OC3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO	MPLS Port—155 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO	CoS Package Multimedia Std Svc—155 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO	MPLS Access—OC3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO	MPLS Port—155 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO	CoS Package Multimedia Std Svc—155 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USCA	MPLS Access—3.088 Mbps (2xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USCA	MPLS AVPN Port—3.088 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USCA	CoS Package Multimedia Std Svc—3.088 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USCH	MPLS Access—10.808 Mbps (7xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USCH	MPLS Port—10.808 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USCH	CoS Package Multimedia Std Svc—10.808M	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USCH	MPLS Access—3.088 Mbps (2xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USCH	MPLS AVPN Port—3.088 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USCH	CoS Package Multimedia Std Svc—3.088 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USDC	MPLS Access—10.808 Mbps (7xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USDC	MPLS Port—10.808 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USDC	CoS Package Multimedia Std Svc—10.808M	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USDC	MPLS Access—3.088 Mbps (2xT.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USDC	MPLS AVPN Port—3.088 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USDC	CoS Package Multimedia Std Svc—3.088 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USFM	MPLS Port—20 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USFM	CoS Package Multimedia Std Svc—20 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USFM	MPLS Port—20 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USFM	CoS Package Multimedia Std Svc—20 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USFM	MPLS Access—DS3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USFM	MPLS Access—DS3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USLO	MPLS Access—10.808 Mbps (7xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USLO	MPLS Port—10.808 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]

Site Code	Description	Optional One Year Extensions			5 Year	8 Year	Site Name	Primary or Backup	Additional Comments
		2014	2015	2016	Total	Total
DATA CARRIER PRICING

IBMB	MPLS Access—OC3	—	—	—	—	—	IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBMB	MPLS Port—155 Mbps	[*]	[*]	[*]	[*]	[*]	IBM Boulder data center	primary
IBMB	CoS Package Multimedia Std Svc—155 Mbps	[*]	[*]	[*]	[*]	[*]	IBM Boulder data center	primary
IBMB	MPLS Access—OC3	—	—	—	—	—	IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBMB	MPLS Port—155 Mbps	[*]	[*]	[*]	[*]	[*]	IBM Boulder data center	backup
IBMB	CoS Package Multimedia Std Svc—155 Mbps	[*]	[*]	[*]	[*]	[*]	IBM Boulder data center	backup
IBMC	MPLS Access—OC3	[*]	[*]	[*]	[*]	[*]	IBM Columbus data center	primary
IBMC	MPLS Port—155 Mbps	[*]	[*]	[*]	[*]	[*]	IBM Columbus data center	primary
IBMC	CoS Package Multimedia Std Svc—155 Mbps	[*]	[*]	[*]	[*]	[*]	IBM Columbus data center	primary
PRJU	MPLS Access—DS3	[*]	[*]	[*]	[*]	[*]	Amgen Manufacturing, Limited (Puerto Rico)	primary
PRJU	MPLS Port—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Manufacturing, Limited (Puerto Rico)	primary
PRJU	CoS Package Multimedia Std Svc—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Manufacturing, Limited (Puerto Rico)	primary
PRJU	MPLS Access—DS3	[*]	[*]	[*]	[*]	[*]	Amgen Manufacturing, Limited (Puerto Rico)	Backup
PRJU	MPLS Port—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Manufacturing, Limited (Puerto Rico)	backup
PRJU	CoS Package Multimedia Std Svc—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Manufacturing, Limited (Puerto Rico)	backup
USAM	MPLS Access—DS3	[*]	[*]	[*]	[*]	[*]	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
USAM	MPLS Port—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Cambridge, MA)	primary
USAM	CoS Package Multimedia Std Svc—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Cambridge, MA)	primary
USAM	MPLS Access—DS3	[*]	[*]	[*]	[*]	[*]	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
USAM	MPLS Port—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Cambridge, MA)	backup
USAM	CoS Package Multimedia Std Svc—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Cambridge, MA)	backup
USBO	MPLS Access—OC3	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont)	primary
USBO	MPLS Port—155 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont)	primary
USBO	CoS Package Multimedia Std Svc—155 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont)	primary
USBO	MPLS Access—OC3	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont)	backup
USBO	MPLS Port—155 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont)	backup
USBO	CoS Package Multimedia Std Svc—155 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont)	backup
USCA	MPLS Access—3.088 Mbps (2xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen Camarillo Aviation	primary
USCA	MPLS AVPN Port—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Camarillo Aviation	primary
USCA	CoS Package Multimedia Std Svc—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Camarillo Aviation	primary
USCH	MPLS Access—10.808 Mbps (7xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen Great Lakes Regional Sales Force (Chicago)	primary
USCH	MPLS Port—10.808 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Great Lakes Regional Sales Force (Chicago)	primary
USCH	CoS Package Multimedia Std Svc—10.808M	[*]	[*]	[*]	[*]	[*]	Amgen Great Lakes Regional Sales Force (Chicago)	primary
USCH	MPLS Access—3.088 Mbps (2xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen Great Lakes Regional Sales Force (Chicago)	backup
USCH	MPLS AVPN Port—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Great Lakes Regional Sales Force (Chicago)	backup
USCH	CoS Package Multimedia Std Svc—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Great Lakes Regional Sales Force (Chicago)	backup
USDC	MPLS Access—10.808 Mbps (7xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Global Government Affairs in D.C.)	primary
USDC	MPLS Port—10.808 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Global Government Affairs in D.C.)	primary
USDC	CoS Package Multimedia Std Svc—10.808M	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Global Government Affairs in D.C.)	primary
USDC	MPLS Access—3.088 Mbps (2xT.544)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Global Government Affairs in D.C.)	backup
USDC	MPLS AVPN Port—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Global Government Affairs in D.C.)	backup
USDC	CoS Package Multimedia Std Svc—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Global Government Affairs in D.C.)	backup
USFM	MPLS Port—20 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Fremont)	primary
USFM	CoS Package Multimedia Std Svc—20 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Fremont)	primary
USFM	MPLS Port—20 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Fremont)	backup
USFM	CoS Package Multimedia Std Svc—20 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Fremont)	backup
USFM	MPLS Access—DS3	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Fremont)	primary
USFM	MPLS Access—DS3	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Fremont)	backup
USLO	MPLS Access—10.808 Mbps (7xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Distribution Center in Louisville)	primary
USLO	MPLS Port—10.808 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Distribution Center in Louisville)	primary

Amgen and IBM Confidential 5-15-2011	Page 119 of 96	Tab:WW Carrier Est Cost

Site Code	Description	Definition	Unit of Measure	2009												5 Year Term
				Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12	2009	2010	2011	2012	2013
USLO	CoS Package Multimedia Std Svc—10.808M	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USLO	MPLS Access—10.808 Mbps (7xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USLO	MPLS Port—10.808 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USLO	CoS Package Multimedia Std Svc—10.808M	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMA	MPLS Access—10.808 Mbps (7xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMA	MPLS Port—10.808 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMA	CoS Package Multimedia Std Svc—10.808M	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMA	MPLS Access—3.088 Mbps (2xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMA	MPLS AVPN Port—3.088 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMA	CoS Package Multimedia Std Svc—3.088 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMV	MPLS Access—9.264 Mbps (6xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMV	MPLS Port—9.264 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMV	CoS Package Multimedia Std Svc—9.246 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMV	MPLS Access—3.088 Mbps (2xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMV	MPLS AVPN Port—3.088 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMV	CoS Package Multimedia Std Svc—3.088 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USPH	MPLS Access—10.808 Mbps (7xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USPH	MPLS Port—10.808 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USPH	CoS Package Multimedia Std Svc—10.808M	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USPH	MPLS Access—3.088 Mbps (2xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USPH	MPLS AVPN Port—3.088 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USPH	CoS Package Multimedia Std Svc—3.088 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USRI	MPLS Access—OC3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USRI	MPLS Port—155 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USRI	CoS Package Multimedia Std Svc—155 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USRI	MPLS Access—OC3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USRI	MPLS Port—155 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USRI	CoS Package Multimedia Std Svc—155 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSD	MPLS Access—3.088 Mbps (2xT1.544)	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSD	MPLS AVPN Port—3.088 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSD	CoS Package Multimedia Std Svc—3.088 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSF	MPLS Access—DS3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSF	MPLS Port—45 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSF	CoS PackageMultimedia Std Svc—45 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSF	MPLS Access—DS3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSF	MPLS Port—45 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSF	CoS PackageMultimedia Std Svc—45 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USTO	MPLS Access—OC3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USTO	MPLS Port—155 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USTO	CoS Package Multimedia Std Svc—155 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USTO	MPLS Access—OC3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USTO	MPLS Port—155 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USTO	CoS Package Multimedia Std Svc—155 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USWA	MPLS Access—DS3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USWA	MPLS Port—45 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USWA	CoS PackageMultimedia Std Svc—45 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USWA	MPLS Access—DS3	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USWA	MPLS Port—45 Mbps	MPLS Port	Port							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USWA	CoS PackageMultimedia Std Svc—45 Mbps	MPLS CDR	CDR							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]

Site Code	Description	Optional One Year Extensions			5 Year	8 Year	Site Name	Primary or Backup	Additional Comments
		2014	2015	2016	Total	Total
USLO	CoS Package Multimedia Std Svc—10.808M	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Distribution Center in Louisville)	primary
USLO	MPLS Access—10.808 Mbps (7xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Distribution Center in Louisville)	backup
USLO	MPLS Port—10.808 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Distribution Center in Louisville)	backup
USLO	CoS Package Multimedia Std Svc—10.808M	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Distribution Center in Louisville)	backup
USMA	MPLS Access—10.808 Mbps (7xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
USMA	MPLS Port—10.808 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
USMA	CoS Package Multimedia Std Svc—10.808M	[*]	[*]	[*]	[*]	[*]	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
USMA	MPLS Access—3.088 Mbps (2xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
USMA	MPLS AVPN Port—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
USMA	CoS Package Multimedia Std Svc—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
USMV	MPLS Access—9.264 Mbps (6xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Mountain View, CA)	primary
USMV	MPLS Port—9.264 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Mountain View, CA)	primary
USMV	CoS Package Multimedia Std Svc—9.246 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Mountain View, CA)	primary
USMV	MPLS Access—3.088 Mbps (2xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Mountain View, CA)	backup
USMV	MPLS AVPN Port—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Mountain View, CA)	backup
USMV	CoS Package Multimedia Std Svc—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Mountain View, CA)	backup
USPH	MPLS Access—10.808 Mbps (7xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen NE Regional Sales Force (Philadelphia, PA)	primary
USPH	MPLS Port—10.808 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen NE Regional Sales Force (Philadelphia, PA)	primary
USPH	CoS Package Multimedia Std Svc—10.808M	[*]	[*]	[*]	[*]	[*]	Amgen NE Regional Sales Force (Philadelphia, PA)	primary
USPH	MPLS Access—3.088 Mbps (2xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen NE Regional Sales Force (Philadelphia, PA)	backup
USPH	MPLS AVPN Port—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen NE Regional Sales Force (Philadelphia, PA)	backup
USPH	CoS Package Multimedia Std Svc—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen NE Regional Sales Force (Philadelphia, PA)	backup
USRI	MPLS Access—OC3	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Rhode Island)	primary
USRI	MPLS Port—155 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Rhode Island)	primary
USRI	CoS Package Multimedia Std Svc—155 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Rhode Island)	primary
USRI	MPLS Access—OC3	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Rhode Island)	backup
USRI	MPLS Port—155 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Rhode Island)	backup
USRI	CoS Package Multimedia Std Svc—155 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Rhode Island)	backup
USSD	MPLS Access—3.088 Mbps (2xT1.544)	[*]	[*]	[*]	[*]	[*]	Amgen San Diego	primary
USSD	MPLS AVPN Port—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen San Diego	primary
USSD	CoS Package Multimedia Std Svc—3.088 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen San Diego	primary
USSF	MPLS Access—DS3	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco)	primary
USSF	MPLS Port—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco)	primary
USSF	CoS PackageMultimedia Std Svc—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco)	primary
USSF	MPLS Access—DS3	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco)	backup
USSF	MPLS Port—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco)	backup
USSF	CoS PackageMultimedia Std Svc—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco)	backup
USTO	MPLS Access—OC3	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks)	primary
USTO	MPLS Port—155 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks)	primary
USTO	CoS Package Multimedia Std Svc—155 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks)	primary
USTO	MPLS Access—OC3	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks)	backup
USTO	MPLS Port—155 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks)	backup
USTO	CoS Package Multimedia Std Svc—155 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks)	backup
USWA	MPLS Access—DS3	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Washington—Bothell & Seattle)	primary
USWA	MPLS Port—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Washington—Bothell & Seattle)	primary
USWA	CoS PackageMultimedia Std Svc—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Washington—Bothell & Seattle)	primary
USWA	MPLS Access—DS3	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Washington—Bothell & Seattle)	backup
USWA	MPLS Port—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Washington—Bothell & Seattle)	backup
USWA	CoS PackageMultimedia Std Svc—45 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Washington—Bothell & Seattle)	backup

Amgen and IBM Confidential 5-15-2011	Page 120 of 96	Tab:WW Carrier Est Cost

Site Code	Description	Definition	Unit of Measure	2009												5 Year Term
				Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12	2009	2010	2011	2012	2013
AEDU	512 Kbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AEDU	512 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AEDU	128 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
ATVI	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
ATVI	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
ATVI	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
ATVI	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
ATVI	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
ATVI	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUBR	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUBR	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUBR	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUBR	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUBR	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUBR	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUME	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUME	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUME	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUME	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUME	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUME	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUSY	10 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUSY	10 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUSY	2500 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUSY	10 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUSY	10 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUSY	2500 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUVI	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUVI	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUVI	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUVI	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUVI	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUVI	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
BEBR	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
BEBR	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
BEBR	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
BEBR	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
BEBR	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
BEBR	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CABN	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CABN	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CABN	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CABN	6 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CABN	6 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CABN	1536 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CAMI	10 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CAMI	10 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CAMI	2500 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CAMI	10 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]

Site Code	Description	Optional One Year Extensions			5 Year	8 Year	Site Name	Primary or Backup	Additional Comments
		2014	2015	2016	Total	Total
AEDU	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
AEDU	512 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
AEDU	128 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
ATVI	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen CEE Headquarters (Vienna)	Primary
ATVI	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen CEE Headquarters (Vienna)	Primary
ATVI	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen CEE Headquarters (Vienna)	Primary
ATVI	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen CEE Headquarters (Vienna)	Backup
ATVI	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen CEE Headquarters (Vienna)	Backup
ATVI	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen CEE Headquarters (Vienna)	Backup
AUBR	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty Ltd (Brisbane)	Primary
AUBR	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty Ltd (Brisbane)	Primary
AUBR	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty Ltd (Brisbane)	Primary
AUBR	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty Ltd (Brisbane)	Backup
AUBR	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty Ltd (Brisbane)	Backup
AUBR	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty Ltd (Brisbane)	Backup
AUME	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Melbourne)	Primary
AUME	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Melbourne)	Primary
AUME	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Melbourne)	Primary
AUME	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Melbourne)	Backup
AUME	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Melbourne)	Backup
AUME	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Melbourne)	Backup
AUSY	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Sydney)	Primary
AUSY	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Sydney)	Primary
AUSY	2500 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Sydney)	Primary
AUSY	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Sydney)	Backup
AUSY	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Sydney)	Backup
AUSY	2500 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Sydney)	Backup
AUVI	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen GmbH (Vienna)	Primary
AUVI	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen GmbH (Vienna)	Primary
AUVI	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen GmbH (Vienna)	Primary
AUVI	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen GmbH (Vienna)	Backup
AUVI	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen GmbH (Vienna)	Backup
AUVI	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen GmbH (Vienna)	Backup
BEBR	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Belgium S.A./N.V. (Brussels)	Primary
BEBR	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Belgium S.A./N.V. (Brussels)	Primary
BEBR	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Belgium S.A./N.V. (Brussels)	Primary
BEBR	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Belgium S.A./N.V. (Brussels)	Backup
BEBR	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Belgium S.A./N.V. (Brussels)	Backup
BEBR	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Belgium S.A./N.V. (Brussels)	Backup
CABN	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen British Columbia (Burnaby)	Primary
CABN	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen British Columbia (Burnaby)	Primary
CABN	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen British Columbia (Burnaby)	Primary
CABN	6 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen British Columbia (Burnaby)	Backup
CABN	6 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen British Columbia (Burnaby)	Backup
CABN	1536 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen British Columbia (Burnaby)	Backup
CAMI	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Canada Inc. (Mississauga)	Primary
CAMI	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Canada Inc. (Mississauga)	Primary
CAMI	2500 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Canada Inc. (Mississauga)	Primary
CAMI	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Canada Inc. (Mississauga)	Backup

Amgen and IBM Confidential 5-15-2011	Page 121 of 96	Tab:WW Carrier Est Cost

Site Code	Description	Definition	Unit of Measure	2009												5 Year Term
				Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12	2009	2010	2011	2012	2013
CAMI	10 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CAMI	2500 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CZPR	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CZPR	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CZPR	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CZPR	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CZPR	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CZPR	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
DEHE	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
DEHE	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
DEHE	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
DEHE	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
DEHE	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
DEHE	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
FNLD	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
FNLD	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
FNLD	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
FNLD	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
FNLD	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
FNLD	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
FRPA	10 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
FRPA	10 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
FRPA	2500 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
FRPA	10 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
FRPA	10 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
FRPA	2500 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GEMU	10 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GEMU	10 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GEMU	2500 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GEMU	10 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GEMU	10 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GEMU	2500 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GERB	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GERB	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GERB	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GERB	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GERB	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GERB	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GRAT	4 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GRAT	4 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
GRAT	1024 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
HUBU	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
HUBU	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
HUBU	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
HUBU	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
HUBU	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
HUBU	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IEDU	4 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IEDU	4 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]

Site Code	Description	Optional One Year Extensions			5 Year	8 Year	Site Name	Primary or Backup	Additional Comments
		2014	2015	2016	Total	Total
CAMI	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Canada Inc. (Mississauga)	Backup
CAMI	2500 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Canada Inc. (Mississauga)	Backup
CZPR	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen s.r.o. (Prague)	Primary
CZPR	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen s.r.o. (Prague)	Primary
CZPR	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen s.r.o. (Prague)	Primary
CZPR	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen s.r.o. (Prague)	Backup
CZPR	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen s.r.o. (Prague)	Backup
CZPR	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen s.r.o. (Prague)	Backup
DEHE	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Denmark)	Primary
DEHE	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Denmark)	Primary
DEHE	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Denmark)	Primary
DEHE	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Denmark)	Backup
DEHE	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Denmark)	Backup
DEHE	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Denmark)	Backup
FNLD	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Finland)	Primary
FNLD	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Finland)	Primary
FNLD	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Finland)	Primary
FNLD	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Finland)	Backup
FNLD	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Finland)	Backup
FNLD	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Finland)	Backup
FRPA	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen S.A.S. (Paris)	Primary
FRPA	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen S.A.S. (Paris)	Primary
FRPA	2500 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen S.A.S. (Paris)	Primary
FRPA	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen S.A.S. (Paris)	Backup
FRPA	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen S.A.S. (Paris)	Backup
FRPA	2500 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen S.A.S. (Paris)	Backup
GEMU	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen GmbH (Munich)	Primary
GEMU	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen GmbH (Munich)	Primary
GEMU	2500 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen GmbH (Munich)	Primary
GEMU	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen GmbH (Munich)	Backup
GEMU	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen GmbH (Munich)	Backup
GEMU	2500 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen GmbH (Munich)	Backup
GERB	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Regensburg, GR Office	Primary
GERB	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Regensburg, GR Office	Primary
GERB	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Regensburg, GR Office	Primary
GERB	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Regensburg, GR Office	Backup
GERB	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Regensburg, GR Office	Backup
GERB	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Regensburg, GR Office	Backup
GRAT	4 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Hellas EPE (Athens)	Primary
GRAT	4 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Hellas EPE (Athens)	Primary
GRAT	1024 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Hellas EPE (Athens)	Primary
HUBU	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen kft. (Budapest)	Primary
HUBU	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen kft. (Budapest)	Primary
HUBU	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen kft. (Budapest)	Primary
HUBU	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen kft. (Budapest)	Backup
HUBU	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen kft. (Budapest)	Backup
HUBU	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen kft. (Budapest)	Backup
IEDU	4 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
IEDU	4 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary

Amgen and IBM Confidential 5-15-2011	Page 122 of 96	Tab:WW Carrier Est Cost

Site Code	Description	Definition	Unit of Measure	2009												5 Year Term
				Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12	2009	2010	2011	2012	2013
IEDU	1024 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
ITMI	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
ITMI	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
ITMI	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
ITMI	4 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
ITMI	4 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
ITMI	1024 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
LTVI	4 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
LTVI	4 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
LTVI	1024 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
LVRI	512 Kbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
LVRI	512 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
LVRI	128 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
NEBR	34 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
NEBR	34 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
NEBR	8000 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
NETB	34 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
NETB	34 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
NETB	8000 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
NOOS	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
NOOS	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
NOOS	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
NOOS	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
NOOS	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
NOOS	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PLWA	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PLWA	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PLWA	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PLWA	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PLWA	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PLWA	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
POLI	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
POLI	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
POLI	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
POLI	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
POLI	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
POLI	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
RUMO	512 Kbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
RUMO	512 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
RUMO	128 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SPBA	10 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SPBA	10 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SPBA	2500 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SPBA	10 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SPBA	10 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SPBA	2500 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SWEK	8 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SWEK	8 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SWEK	2048 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SWEK	2 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]

Site Code	Description	Optional One Year Extensions			5 Year	8 Year	Site Name	Primary or Backup	Additional Comments
		2014	2015	2016	Total	Total
IEDU	1024 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
ITMI	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen S.p.A. (Milan)	Primary
ITMI	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen S.p.A. (Milan)	Primary
ITMI	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen S.p.A. (Milan)	Primary
ITMI	4 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen S.p.A. (Milan)	Backup
ITMI	4 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen S.p.A. (Milan)	Backup
ITMI	1024 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen S.p.A. (Milan)	Backup
LTVI	4 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Lithuania (Vilnius)	Primary
LTVI	4 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Lithuania (Vilnius)	Primary
LTVI	1024 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Lithuania (Vilnius)	Primary
LVRI	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Latvia (Riga)	Primary
LVRI	512 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Latvia (Riga)	Primary
LVRI	128 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Latvia (Riga)	Primary
NEBR	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen B.V. (Sales Office in Breda)	Primary
NEBR	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen B.V. (Sales Office in Breda)	Primary
NEBR	8000 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen B.V. (Sales Office in Breda)	Primary
NETB	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Europe B.V. (ELC in Breda)	Backup
NETB	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Europe B.V. (ELC in Breda)	Backup
NETB	8000 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Europe B.V. (ELC in Breda)	Backup
NOOS	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Norway)	Primary
NOOS	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Norway)	Primary
NOOS	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Norway)	Primary
NOOS	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Norway)	Backup
NOOS	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Norway)	Backup
NOOS	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Norway)	Backup
PLWA	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen sp.z.o.o. (Warsaw)	Primary
PLWA	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen sp.z.o.o. (Warsaw)	Primary
PLWA	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen sp.z.o.o. (Warsaw)	Primary
PLWA	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen sp.z.o.o. (Warsaw)	Backup
PLWA	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen sp.z.o.o. (Warsaw)	Backup
PLWA	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen sp.z.o.o. (Warsaw)	Backup
POLI	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen—Biofarmaceutica, Lda (Portugal)	Primary
POLI	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen—Biofarmaceutica, Lda (Portugal)	Primary
POLI	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen—Biofarmaceutica, Lda (Portugal)	Primary
POLI	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen—Biofarmaceutica, Lda (Portugal)	Backup
POLI	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen—Biofarmaceutica, Lda (Portugal)	Backup
POLI	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen—Biofarmaceutica, Lda (Portugal)	Backup
RUMO	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Russia (Moscow)	Primary
RUMO	512 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Russia (Moscow)	Primary
RUMO	128 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Russia (Moscow)	Primary
SPBA	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen SA (Barcelona, Spain)	Primary
SPBA	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen SA (Barcelona, Spain)	Primary
SPBA	2500 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen SA (Barcelona, Spain)	Primary
SPBA	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen SA (Barcelona, Spain)	Backup
SPBA	10 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen SA (Barcelona, Spain)	Backup
SPBA	2500 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen SA (Barcelona, Spain)	Backup
SWEK	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Sweden—Nordic Office)	Primary
SWEK	8 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Sweden—Nordic Office)	Primary
SWEK	2048 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Sweden—Nordic Office)	Primary
SWEK	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Sweden—Nordic Office)	Backup

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Site Code	Description	Definition	Unit of Measure	2009												5 Year Term
				Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12	2009	2010	2011	2012	2013
SWEK	2 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SWEK	512 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SWLS	34 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SWLS	34 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SWLS	8000 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SWLU	34 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SWLU	34 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SWLU	8000 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKCA	34 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKCA	34 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKCA	8000 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKCA	34 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKCA	34 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKCA	8000 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKUX	34 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKUX	34 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKUX	8000 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKUX	34 Mbps	MPLS Access	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKUX	34 Mbps	MPLS Port	PORT							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKUX	8000 Kbps	MPLS CDR	ePVC							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]

IBMB to IBMC	OC3 Point to Point	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMB to USBO	OC3 Point to Point	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PRJU	T1 6 to 10 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
PRJU	PRI	Primary Rate Interface	Feature							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USAM	T1 0 to 5 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USAM	PRI	Primary Rate Interface	Feature							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO	T1 6 to 10 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO	PRI	Primary Rate Interface	Feature							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USCA	T1 11 to 20 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USDC	T1 0 to 5 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USDC	PRI	Primary Rate Interface	Feature							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USFM	PRI	Primary Rate Interface	Feature							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USFM	T1 11 to 20 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USLO	T1 11 to 20 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USLO	PRI	Primary Rate Interface	Feature							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USMV	T1 11 to 20 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]

Site Code	Description	Optional One Year Extensions			5 Year	8 Year	Site Name	Primary or Backup	Additional Comments
		2014	2015	2016	Total	Total
SWEK	2 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Sweden—Nordic Office)	Backup
SWEK	512 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen AB (Sweden—Nordic Office)	Backup
SWLS	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Switzerland AG (Sales Office in Zug)	Primary
SWLS	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Switzerland AG (Sales Office in Zug)	Primary
SWLS	8000 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Switzerland AG (Sales Office in Zug)	Primary
SWLU	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen (Europe) GmbH (Zug)	Backup
SWLU	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen (Europe) GmbH (Zug)	Backup
SWLU	8000 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen (Europe) GmbH (Zug)	Backup
UKCA	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Limited (Cambridge, UK)	Primary
UKCA	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Limited (Cambridge, UK)	Primary
UKCA	8000 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Limited (Cambridge, UK)	Primary
UKCA	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Limited (Cambridge, UK)	Backup
UKCA	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen Limited (Cambridge, UK)	Backup
UKCA	8000 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen Limited (Cambridge, UK)	Backup
UKUX	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen London, UK Office (Uxbridge)	Primary
UKUX	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen London, UK Office (Uxbridge)	Primary
UKUX	8000 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen London, UK Office (Uxbridge)	Primary
UKUX	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen London, UK Office (Uxbridge)	Backup
UKUX	34 Mbps	[*]	[*]	[*]	[*]	[*]	Amgen London, UK Office (Uxbridge)	Backup
UKUX	8000 Kbps	[*]	[*]	[*]	[*]	[*]	Amgen London, UK Office (Uxbridge)	Backup

IBMB to IBMC	OC3 Point to Point	[*]	[*]	[*]	[*]	[*]	IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBMB to IBMC	OC3 1001-1500	[*]	[*]	[*]	[*]	[*]	IBM Boulder to IBM Columbus
IBMB to USBO	OC3 Point to Point	[*]	[*]	[*]	[*]	[*]	IBM Boulder to Amgen Inc. (Colorado—Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBMB to USBO	OC3 0-100	[*]	[*]	[*]	[*]	[*]	IBM Boulder to Amgen Inc. (Colorado—Boulder & Longmont)
PRJU	T1 6 to 10 Miles	[*]	[*]	[*]	[*]	[*]	Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
PRJU	PRI	[*]	[*]	[*]	[*]	[*]	Amgen Manufacturing, Limited (Puerto Rico)
USAM	T1 0 to 5 Miles	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
USAM	PRI	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Cambridge, MA)
USAM to USDC	T1.5 301-500	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
USAM to USRI	T1.5 0-300	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
USBO	T1 6 to 10 Miles	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
USBO	PRI	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont)
USBO to PRJU	T1.5 2001-3000	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
USBO to USAM	T1.5 1501-2000	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
USBO to USBO	T1.5 0-300	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont) to Amgen Inc. (Colorado—Boulder & Longmont)
USBO to USTO	T1.5 501-1000	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA	T1.5 1001-1500	[*]	[*]	[*]	[*]	[*]	USBO to USWA
USCA	T1 11 to 20 Miles	[*]	[*]	[*]	[*]	[*]	Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
USDC	T1 0 to 5 Miles	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
USDC	PRI	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Global Government Affairs in D.C.)
USDC to USPH	T1.5 0-300	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
USFM	PRI	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Fremont)
USFM	T1 11 to 20 Miles	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.
USLO	T1 11 to 20 Miles	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Distribution Center in Louisville)		Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
USLO	PRI	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Distribution Center in Louisville)
USLO to USTO	T1.5 1501-2000	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
USMV	T1 11 to 20 Miles	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Mountain View, CA)		This access loop is for Point to Point to USSF.

Amgen and IBM Confidential 5-15-2011	Page 124 of 96	Tab:WW Carrier Est Cost

Site Code	Description	Definition	Unit of Measure	2009												5 Year Term
				Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12	2009	2010	2011	2012	2013
USPH	T1 0 to 5 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USRI	T1 11 to 20 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USRI	PRI	Primary Rate Interface	Feature							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSF	T1 11 to 20 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSF	PRI	Primary Rate Interface	Feature							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USTO	T1 11 to 20 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USTO	PRI	Primary Rate Interface	Feature							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USWA	T1 6 to 10 Miles	Local Channel	access loop							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USWA	PRI	Primary Rate Interface	Feature							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USFM to USBO	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USAM to USRI	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USTO to USBO	Data (DS3)	Data (DS3)														—	—	[*]	[*]	[*]
PRJU to USBO	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USAM to USRI	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USLO to USTO	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USTO to USSF	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USSF to USBO	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USTO to USLO	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USTO to USLO	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USBO to USBO	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USBO to USTO	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USWA to USBO	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USBO to USAM	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USWA to USTO	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USPH to USPH	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USBO to PRJU	T-1 (Voice)	T-1 (Voice)														—	—	[*]	[*]	[*]
USSF	ISDN-PRI	ISDN-PRI														—	—	[*]	[*]	[*]

AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBO	Amgen Inc. (Colorado—Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit							—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit							—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]

EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
	BB users with IPSec	RAS Client software	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
	BB users with SSL	RAS Client software	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKCA	SSL CPE	Data Center VPN equipment	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]

Site Code	Description	Optional One Year Extensions			5 Year	8 Year	Site Name	Primary or Backup	Additional Comments
		2014	2015	2016	Total	Total
USPH	T1 0 to 5 Miles	[*]	[*]	[*]	[*]	[*]	Amgen NE Regional Sales Force (Philadelphia, PA)		This access loop is for Point to Point to USDC.
USRI	T1 11 to 20 Miles	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Rhode Island)		Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
USRI	PRI	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Rhode Island)
USSF	T1 11 to 20 Miles	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco)		Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
USSF	PRI	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco)
USSF to USBO	T1.5 501-1000	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado—Boulder & Longmont)
USSF to USFM	T1.5 0-300	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
USSF to USMV	T1.5 0-300	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
USSF to USTO	T1.5 301-500	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
USTO	T1 11 to 20 Miles	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks)		Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
USTO	PRI	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks)
USTO to USCA	T1.5 0-300	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
USTO to USTO	T1.5 0-300	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
USWA	T1 6 to 10 Miles	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Washington—Bothell & Seattle)		Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
USWA	PRI	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Washington—Bothell & Seattle)
USWA to USWA	T1.5 0-300	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Washington—Bothell & Seattle) to Amgen Inc. (Washington—Bothell & Seattle)
USFM to USBO	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
USAM to USRI	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
USTO to USBO	Data (DS3)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
PRJU to USBO	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado—Boulder & Longmont)
USAM to USRI	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
USLO to USTO	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
USTO to USSF	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
USSF to USBO	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
USTO to USLO	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
USTO to USLO	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
USBO to USBO	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
USBO to USTO	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USWA to USBO	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Washington—Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
USBO to USAM	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
USWA to USTO	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Washington—Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
USPH to USPH	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
PRJU to PRJU	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
USBO to PRJU	T-1 (Voice)	[*]	[*]	[*]	[*]	[*]	Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
USSF	ISDN-PRI	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Sydney)
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	[*]	[*]	[*]	[*]	[*]	Amgen Limited (Cambridge, UK)
USBO	Amgen Inc. (Colorado—Boulder & Longmont) (45 Mbps)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Colorado—Boulder & Longmont)
USTO	Amgen Inc. (Thousand Oaks) (OC3)	[*]	[*]	[*]	[*]	[*]	Amgen Inc. (Thousand Oaks)
IBMB	IBM boulder data center (OC3)	[*]	[*]	[*]	[*]	[*]	IBM Boulder
IBMC	IBM Columbus data center (OC3)	[*]	[*]	[*]	[*]	[*]	IBM Columbus

EMEA
	Dial users (Assumes 50 hrs on average per month per user)	[*]	[*]	[*]	[*]	[*]
	BB users with IPSec	[*]	[*]	[*]	[*]	[*]
	BB users with SSL	[*]	[*]	[*]	[*]	[*]
UKCA	SSL CPE	[*]	[*]	[*]	[*]	[*]	Amgen Limited (Cambridge, UK)

Amgen and IBM Confidential 5-15-2011	Page 125 of 96	Tab:WW Carrier Est Cost

Site Code	Description	Definition	Unit of Measure	2009												5 Year Term
				Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12	2009	2010	2011	2012	2013
U.S.
	Dial users	150 Hr Dial Plan	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
	BB users with IPSec	RAS Client software	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
	BB SSL Users	RAS Client software	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMB	SSL CPE	Data Center VPN equipment	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
	BB users with IPSec	RAS Client software	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
	BB SSL Users	RAS Client software	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUSY	SSL CPE	Data Center VPN equipment	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]

AUGF, AUAP, AUPE	Australia	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CNHK	Hong Kong	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CNHK	Hong Kong	Broadband ISP Access	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
INMU	India	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access								—	—	—	—	—	—	—	—	—	—	—
AUNZ	NZ	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
AUNZ	NZ	Broadband ISP Access	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CAON	Canada	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
CAON	Canada	Broadband ISP Access	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
EETA	Estonia	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price							—	—	—	—	—	—	—	—	—	—	—
SKBR and SKPI	Slovakia	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SLLJ and No site code	Slovenia	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
No site code	Czech	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
No site code	Czech	Broadband ISP Access	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
No site code	Hungary	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
No site code	Hungary	Broadband ISP Access	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
No site code	Portugal	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
No site code	Portugal	Broadband ISP Access	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
BRBR	Brazil	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
BRBR	Brazil	Broadband ISP Access	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
MXMC	Mexico City	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
MXMC	Mexico City	Broadband ISP Access	annual price							—	—	—	—	—	—	—	—	—	—	—
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]

	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device								—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]

IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price							—	—	—	—	—	—	—	[*]	[*]	[*]	[*]

Site Code	Description	Optional One Year Extensions			5 Year	8 Year	Site Name	Primary or Backup	Additional Comments
		2014	2015	2016	Total	Total
U.S.
	Dial users	[*]	[*]	[*]	[*]	[*]
	BB users with IPSec	[*]	[*]	[*]	[*]	[*]
	BB SSL Users	[*]	[*]	[*]	[*]	[*]
IBMB	SSL CPE	[*]	[*]	[*]	[*]	[*]	IBM Boulder
AP
	Dial users (Assumes 50 hrs on average per month per user)	[*]	[*]	[*]	[*]	[*]
	BB users with IPSec	[*]	[*]	[*]	[*]	[*]
	BB SSL Users	[*]	[*]	[*]	[*]	[*]
AUSY	SSL CPE	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Sydney)

AUGF, AUAP, AUPE	Australia	[*]	[*]	[*]	[*]	[*]	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AUGF, AUAP, AUPE	Australia	[*]	[*]	[*]	[*]	[*]	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)		DSL access—Enhanced Plus
CNHK	Hong Kong	[*]	[*]	[*]	[*]	[*]	Amgen Hong Kong		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
CNHK	Hong Kong	[*]	[*]	[*]	[*]	[*]	Amgen Hong Kong		DSL access—Enhanced Plus
INMU	India	[*]	[*]	[*]	[*]	[*]	Amgen India (Mumbai)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
INMU	AT&T is not authorized to resell Internet Access in India	—	—	—	—	—	Amgen India (Mumbai)
AUNZ	NZ	[*]	[*]	[*]	[*]	[*]	Amgen New Zealand Pty Ltd		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AUNZ	NZ	[*]	[*]	[*]	[*]	[*]	Amgen New Zealand Pty Ltd		GMIS—256k with Managed Router
CAON	Canada	[*]	[*]	[*]	[*]	[*]	Amgen Canada Inc. (Ottawa)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
CAON	Canada	[*]	[*]	[*]	[*]	[*]	Amgen Canada Inc. (Ottawa)		DSL access—Enhanced Premium
EETA	Estonia	[*]	[*]	[*]	[*]	[*]	Amgen Estonia (Tallinn)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	—	—	—	—	—	Amgen Estonia (Tallinn)
SKBR and SKPI	Slovakia	[*]	[*]	[*]	[*]	[*]	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
SKBR and SKPI	Slovakia	[*]	[*]	[*]	[*]	[*]	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)		DSL access—Enhanced Standard Entry
SLLJ and No site code	Slovenia	[*]	[*]	[*]	[*]	[*]	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
SLLJ and No site code	Slovenia	[*]	[*]	[*]	[*]	[*]	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous		GMIS—256k with Managed Router
No site code	Czech	[*]	[*]	[*]	[*]	[*]	Czech Republic (ECP) remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
No site code	Czech	[*]	[*]	[*]	[*]	[*]	Czech Republic (ECP) remote warehouse		DSL access—Enhanced Standard
No site code	Hungary	[*]	[*]	[*]	[*]	[*]	Hungary (HungaroPharma) Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
No site code	Hungary	[*]	[*]	[*]	[*]	[*]	Hungary (HungaroPharma) Remote warehouse		DSL access—Enhanced Standard
No site code	Portugal	[*]	[*]	[*]	[*]	[*]	Portugal Remote warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
No site code	Portugal	[*]	[*]	[*]	[*]	[*]	Portugal Remote warehouse		DSL access—Enhanced Standard
BRBR	Brazil	[*]	[*]	[*]	[*]	[*]	Amgen Brazil (Brasilia)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
BRBR	Brazil	[*]	[*]	[*]	[*]	[*]	Amgen Brazil (Brasilia)		GMIS—256k with Managed Router
MXMC	Mexico City	[*]	[*]	[*]	[*]	[*]	Amgen Mexico (Mexico City)		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
MXMC	Mexico City	—	—	—	—	—	Amgen Mexico (Mexico City)		GMIS—256k with Managed Router
USBM, USOH, USPA, USGR, USSC & USSH	US	[*]	[*]	[*]	[*]	[*]	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.
USBM, USOH, USPA, USGR, USSC & USSH	US	[*]	[*]	[*]	[*]	[*]	Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse		ADSL—1.5M/384k Note USOH indicated as closed in Site list.

	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	[*]	[*]	[*]	[*]	[*]			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	[*]	[*]	[*]	[*]	[*]			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	[*]	[*]	[*]	[*]	[*]			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	[*]	[*]	[*]	[*]	[*]			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBMB	US AVTS HIGH END HUB SITE CONNECTION	[*]	[*]	[*]	[*]	[*]	IBM Boulder
IBMC	US AVTS HUB SITE CONNECTION	[*]	[*]	[*]	[*]	[*]	IBM Columbus
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	[*]	[*]	[*]	[*]	[*]	IBM Boulder & IBM Columbus
UKCA	UK AVTS Branch/Sm Hub SIG CPE	[*]	[*]	[*]	[*]	[*]	Amgen Limited (Cambridge, UK)

Amgen and IBM Confidential 5-15-2011	Page 126 of 96	Tab:WW Carrier Est Cost

Site Code	Description	Definition	Unit of Measure	2009
				Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price							—	—	—	—	—	—
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price							—	—	—	—	—	—
	Supplier Defined		annual price							—	—	—	—	—	—
	Supplier Defined		annual price							—	—	—	—	—	—
	Supplier Defined		annual price							—	—	—	—	—	—
VOICE CARRIER PRICING

	Outbound Switched			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Outbound Ded			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Outbound Fully Connected			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Inbound Switched			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Inbound Dedicated			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

	California Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Colorado Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Kentucky Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Massachusetts Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	RhodeIsland Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Washington Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	WashingtonDC Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	California Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Colorado Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Kentucky Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Massachusetts Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	RhodeIsland Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Washington Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	WashingtonDC Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

	California Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Colorado Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Kentucky Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Massachusetts Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	RhodeIsland Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Washington Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	WashingtonDC Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	California Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Colorado Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Kentucky Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Massachusetts Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	RhodeIsland Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Washington Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	WashingtonDC Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

	California			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Colorado			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Kentucky			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Massachusetts			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	RhodeIsland			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Washington			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	WashingtonDC			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	California			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Colorado			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Washington			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

	California Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	California Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

	California Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	California Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

	CANADA			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	SWITZERLAND			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Switzerland—Mobile			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

	CANADA			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	GERMANY			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Germany—Mobile			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	SPAIN			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Spain—Mobile			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	SWITZERLAND			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	Switzerland—Mobile			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	UNITED KINGDOM			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	United Kingdom—Mobile			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

	CANADA			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

	CANADA			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	MEXICO			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

	Interstate			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	California Interlata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	California Intralata			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

	CANADA			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	SWITZERLAND			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

	Domestic Reservationless-Toll Free Dial In		minutes	—	—	—	—	—	—	—	—	—	—	—	—
	Domestic Reservationless-Toll Dial In		minutes	—	—	—	—	—	—	—	—	—	—	—	—
	EMEA Reservationless-TF		minutes	—	—	—	—	—	—	—	—	—	—	—	—
	EMEA Reservationless-DD		minutes	—	—	—	—	—	—	—	—	—	—	—	—
	Asia/Pac Reservationless-TF		minutes	—	—	—	—	—	—	—	—	—	—	—	—
	Asia/Pac Reservationless-DD		minutes	—	—	—	—	—	—	—	—	—	—	—	—
	Standard Operator Assisted-Toll Free		minutes	—	—	—	—	—	—	—	—	—	—	—	—
	Standard Operator Assisted-Toll		minutes	—	—	—	—	—	—	—	—	—	—	—	—
	Premier Toll-Free Dial-In		minutes	—	—	—	—	—	—	—	—	—	—	—	—
	Premier Toll Dial-In		minutes	—	—	—	—	—	—	—	—	—	—	—	—
	Named User Subscription (2500 to 4999)		users	—	—	—	—	—	—	—	—	—	—	—	—
	Total Transport			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL			—	—	—	—	—	—	[*]	[*]	[*]	[*]	[*]	[*]

Site Code	Description	5 Year Term					Optional One Year Extensions			5 Year	8 Year	Site Name	Primary or Backup	Additional Comments
		2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	Amgen Limited (Cambridge, UK)
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	Amgen Australia Pty. Ltd. (Sydney)
	Supplier Defined	—	—	—	—	—	—	—	—	—	—
	Supplier Defined	—	—	—	—	—	—	—	—	—	—
	Supplier Defined	—	—	—	—	—	—	—	—	—	—
	VOICE CARRIER PRICING									—	—

	Outbound Switched	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Outbound Ded	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Outbound Fully Connected	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Inbound Switched	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Inbound Dedicated	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	California Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Colorado Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Kentucky Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Massachusetts Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	RhodeIsland Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Washington Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	WashingtonDC Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	California Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Colorado Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Kentucky Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Massachusetts Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	RhodeIsland Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Washington Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	WashingtonDC Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	California Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Colorado Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Kentucky Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Massachusetts Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	RhodeIsland Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Washington Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	WashingtonDC Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	California Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Colorado Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Kentucky Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Massachusetts Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	RhodeIsland Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Washington Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	WashingtonDC Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	California	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Colorado	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Kentucky	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Massachusetts	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	RhodeIsland	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Washington	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	WashingtonDC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	California	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Colorado	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Washington	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	California Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	California Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	California Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	California Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	CANADA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	SWITZERLAND	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Switzerland—Mobile	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	CANADA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	GERMANY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Germany—Mobile	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	SPAIN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Spain—Mobile	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	SWITZERLAND	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Switzerland—Mobile	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	UNITED KINGDOM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	United Kingdom—Mobile	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	CANADA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	CANADA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	MEXICO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	Interstate	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	California Interlata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	California Intralata	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	CANADA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	SWITZERLAND	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

	Domestic Reservationless-Toll Free Dial In	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Domestic Reservationless-Toll Dial In	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	EMEA Reservationless-TF	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	EMEA Reservationless-DD	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Asia/Pac Reservationless-TF	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Asia/Pac Reservationless-DD	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Standard Operator Assisted-Toll Free	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Standard Operator Assisted-Toll	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Premier Toll-Free Dial-In	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Premier Toll Dial-In	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Named User Subscription (2500 to 4999)	—	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Total Transport	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	TOTAL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Amgen and IBM Confidential 5-15-2011	Page 127 of 96	Tab:WW Carrier Est Cost

International Rate Card

AMGEN and IBM Confidential 5-15-2011	Page 96 of 96	Tab:Project Rate Card

Data / Voice Carrier - Detailed Base Charges USD 1.0000

FOR INFORMATIONAL PURPOSES ONLY

Site Code	Description	Definition	Unit of Measure
DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term					Optional One Year Extensions			5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total
	-	-	-	-	-	-	-	-	-
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	-	-	-	-	-	-	-	-	-
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Site Name	Primary or Backup	Additional Comments
IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC
CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

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Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

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Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
These are the original OC3’s now broken out - not averged
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

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Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated
Domestic Voice - Intrastate Dedicated Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Switched Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Ded to Ded
California
Colorado
Kentucky
Massachusetts
RhodeIsland
Washington
WashingtonDC
California
Colorado
Washington
Domestic Voice - Intrastate Switched Inbound
California Interlata
California Intralata
Domestic Voice - Intrastate Dedicated Inbound
California Interlata
California Intralata
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA
SWITZERLAND
Switzerland - Mobile
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA
MEXICO
Domestic Data - Switched Digital 56/64
Interstate
California Interlata
California Intralata
International Data - Switched Digital 56/64
CANADA
SWITZERLAND
Conferencing AT&T Connect
	Domestic Reservationless-Toll Free Dial In		minutes
	Domestic Reservationless-Toll Dial In		minutes
	EMEA Reservationless-TF		minutes
	EMEA Reservationless-DD		minutes
	Asia/Pac Reservationless-TF		minutes
	Asia/Pac Reservationless- DD		minutes
	Standard Operator Assisted-Toll Free		minutes
	Standard Operator Assisted-Toll		minutes
	Premier Toll-Free Dial-In		minutes
	Premier Toll Dial-In		minutes
	Named User Subscription (2500 to 4999)		users

Total Transport
Total

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IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Data / Voice Carrier - Detailed Base Charges		USD	1.0000

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term					Optional One Year Extensions			5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

	-	-	-	-	-	-	-	-	-
[*]
	-	-	-	-	-	-	-	-	-
[*]

Site Name	Primary or Backup	Additional Comments

IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC
CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

[*]

[*]

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

[*]

[*]

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
These are the original OC3’s now broken out - not averged
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

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[*]

Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated
Domestic Voice - Intrastate Dedicated Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Switched Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Ded to Ded
California
Colorado
Kentucky
Massachusetts
RhodeIsland
Washington
WashingtonDC
California
Colorado
Washington
Domestic Voice - Intrastate Switched Inbound
California Interlata
California Intralata
Domestic Voice - Intrastate Dedicated Inbound
California Interlata
California Intralata
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA
SWITZERLAND
Switzerland - Mobile
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA
MEXICO
Domestic Data - Switched Digital 56/64
Interstate
California Interlata
California Intralata
International Data - Switched Digital 56/64
CANADA
SWITZERLAND
Conferencing AT&T Connect
	Domestic Reservationless-Toll Free Dial In		minutes
	Domestic Reservationless-Toll Dial In		minutes
	EMEA Reservationless-TF		minutes
	EMEA Reservationless-DD		minutes
	Asia/Pac Reservationless-TF		minutes
	Asia/Pac Reservationless- DD		minutes
	Standard Operator Assisted-Toll Free		minutes
	Standard Operator Assisted-Toll		minutes
	Premier Toll-Free Dial-In		minutes
	Premier Toll Dial-In		minutes
	Named User Subscription (2500 to 4999)		users

Total Transport
Total

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IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Data / Voice Carrier - Detailed Base Charges	USD	1.0000
FOR INFORMATIONAL PURPOSES ONLY

Site Code	Description	Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term	Optional One Year Extensions	5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

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Site Name	Primary or Backup	Additional Comments

IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
These are the original OC3’s now broken out - not averged
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price

Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated
Domestic Voice - Intrastate Dedicated Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Switched Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Ded to Ded
California
Colorado
Kentucky
Massachusetts
RhodeIsland

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington
WashingtonDC
California
Colorado
Washington
Domestic Voice - Intrastate Switched Inbound
California Interlata
California Intralata
Domestic Voice - Intrastate Dedicated Inbound
California Interlata
California Intralata
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA
SWITZERLAND
Switzerland - Mobile
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA
MEXICO
Domestic Data - Switched Digital 56/64
Interstate
California Interlata
California Intralata
International Data - Switched Digital 56/64
CANADA
SWITZERLAND
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	minutes
Domestic Reservationless-Toll Dial In	minutes
EMEA Reservationless-TF	minutes
EMEA Reservationless-DD	minutes
Asia/Pac Reservationless-TF	minutes
Asia/Pac Reservationless- DD	minutes
Standard Operator Assisted-Toll Free	minutes
Standard Operator Assisted-Toll	minutes
Premier Toll-Free Dial-In	minutes
Premier Toll Dial-In	minutes
Named User Subscription (2500 to 4999)	users

Total Transport
TOTAL

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Data / Voice Carrier - Detailed Base Charges	CAD	1.1000

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term	Optional One Year Extensions	5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

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Site Name	Primary or Backup	Additional Comments

IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
These are the original OC3’s now broken out - not averged
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price

Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated
Domestic Voice - Intrastate Dedicated Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Switched Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Ded to Ded
California
Colorado
Kentucky
Massachusetts
RhodeIsland

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington
WashingtonDC
California
Colorado
Washington
Domestic Voice - Intrastate Switched Inbound
California Interlata
California Intralata
Domestic Voice - Intrastate Dedicated Inbound
California Interlata
California Intralata
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA
SWITZERLAND
Switzerland - Mobile
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA
MEXICO
Domestic Data - Switched Digital 56/64
Interstate
California Interlata
California Intralata
International Data - Switched Digital 56/64
CANADA
SWITZERLAND
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	minutes
Domestic Reservationless-Toll Dial In	minutes
EMEA Reservationless-TF	minutes
EMEA Reservationless-DD	minutes
Asia/Pac Reservationless-TF	minutes
Asia/Pac Reservationless- DD	minutes
Standard Operator Assisted-Toll Free	minutes
Standard Operator Assisted-Toll	minutes
Premier Toll-Free Dial-In	minutes
Premier Toll Dial-In	minutes
Named User Subscription (2500 to 4999)	users

Total Transport
TOTAL

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Data / Voice Carrier - Detailed Base Charges		USD	1.0000
FOR INFORMATIONAL PURPOSES ONLY

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term					Optional One Year Extensions			5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

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Site Name	Primary or Backup	Additional Comments

IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
These are the original OC3’s now broken out - not averged
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price

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Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated
Domestic Voice - Intrastate Dedicated Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Switched Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Ded to Ded
California
Colorado
Kentucky
Massachusetts
RhodeIsland

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington
Washington DC
California
Colorado
Washington
Domestic Voice - Intrastate Switched Inbound
California Interlata
California Intralata
Domestic Voice - Intrastate Dedicated Inbound
California Interlata
California Intralata
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA
SWITZERLAND
Switzerland - Mobile
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA
MEXICO
Domestic Data - Switched Digital 56/64
Interstate
California Interlata
California Intralata
International Data - Switched Digital 56/64
CANADA
SWITZERLAND
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	minutes
Domestic Reservationless-Toll Dial In	minutes
EMEA Reservationless-TF	minutes
EMEA Reservationless-DD	minutes
Asia/Pac Reservationless-TF	minutes
Asia/Pac Reservationless- DD	minutes
Standard Operator Assisted-Toll Free	minutes
Standard Operator Assisted-Toll	minutes
Premier Toll-Free Dial-In	minutes
Premier Toll Dial-In	minutes
Named User Subscription (2500 to 4999)	users

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Total Transport

TOTAL
Check

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Data / Voice Carrier - Detailed Base Charges		EURO	0.6897

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term					Optional One Year Extensions			5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

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Site Name	Primary or Backup	Additional Comments

IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
These are the original OC3’s now broken out - not averged
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price

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Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated
Domestic Voice - Intrastate Dedicated Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Switched Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Ded to Ded
California
Colorado
Kentucky
Massachusetts
RhodeIsland

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington
Washington DC
California
Colorado
Washington
Domestic Voice - Intrastate Switched Inbound
California Interlata
California Intralata
Domestic Voice - Intrastate Dedicated Inbound
California Interlata
California Intralata
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA
SWITZERLAND
Switzerland - Mobile
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA
MEXICO
Domestic Data - Switched Digital 56/64
Interstate
California Interlata
California Intralata
International Data - Switched Digital 56/64
CANADA
SWITZERLAND
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	minutes
Domestic Reservationless-Toll Dial In	minutes
EMEA Reservationless-TF	minutes
EMEA Reservationless-DD	minutes
Asia/Pac Reservationless-TF	minutes
Asia/Pac Reservationless- DD	minutes
Standard Operator Assisted-Toll Free	minutes
Standard Operator Assisted-Toll	minutes
Premier Toll-Free Dial-In	minutes
Premier Toll Dial-In	minutes
Named User Subscription (2500 to 4999)	users

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TOTAL
Check

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Data / Voice Carrier - Detailed Base Charges		USD	1.0000
FOR INFORMATIONAL PURPOSES ONLY

Site Code	Description	Definition	Unit of Measure

DATA CARRIER PRICING

IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term					Optional One Year Extensions			5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

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Site Name	Primary or Backup	Additional Comments

IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR

AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC

IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup

IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit

EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price

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Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO.
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price

AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price

	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price

IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING

Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated

California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata

California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata

California
Colorado
Kentucky
Massachusetts
RhodeIsland

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IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington
WashingtonDC
California
Colorado
Washington

California Interlata
California Intralata

California Interlata
California Intralata

CANADA
SWITZERLAND
Switzerland - Mobile

CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile

CANADA

CANADA
MEXICO

Interstate
California Interlata
California Intralata

CANADA
SWITZERLAND

Domestic Reservationless-Toll Free Dial In	minutes
Domestic Reservationless-Toll Dial In	minutes
EMEA Reservationless-TF	minutes
EMEA Reservationless-DD	minutes
Asia/Pac Reservationless-TF	minutes
Asia/Pac Reservationless- DD	minutes
Standard Operator Assisted-Toll Free	minutes
Standard Operator Assisted-Toll	minutes
Premier Toll-Free Dial-In	minutes
Premier Toll Dial-In	minutes
Named User Subscription (2500 to 4999)	users

Total Transport

TOTAL
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Data / Voice Carrier - Detailed Base Charges		GBP	0.5100

Site Code	Description	Definition	Unit of Measure

DATA CARRIER PRICING

IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term					Optional One Year Extensions			5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

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Site Name	Primary or Backup	Additional Comments

IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR

AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC

IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup

IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)

Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.

Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit

EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price

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Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO.
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price

AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price

	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price

IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING

Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated

California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata

California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata

California
Colorado
Kentucky
Massachusetts
RhodeIsland

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IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington
WashingtonDC
California
Colorado
Washington

California Interlata
California Intralata

California Interlata
California Intralata

CANADA
SWITZERLAND
Switzerland - Mobile

CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile

CANADA

CANADA
MEXICO

Interstate
California Interlata
California Intralata

CANADA
SWITZERLAND

Domestic Reservationless-Toll Free Dial In	minutes
Domestic Reservationless-Toll Dial In	minutes
EMEA Reservationless-TF	minutes
EMEA Reservationless-DD	minutes
Asia/Pac Reservationless-TF	minutes
Asia/Pac Reservationless- DD	minutes
Standard Operator Assisted-Toll Free	minutes
Standard Operator Assisted-Toll	minutes
Premier Toll-Free Dial-In	minutes
Premier Toll Dial-In	minutes
Named User Subscription (2500 to 4999)	users

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TOTAL
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Data / Voice Carrier - Detailed Base Charges USD 1.0000

FOR INFORMATIONAL PURPOSES ONLY

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term					Optional One Year Extensions
2009	2010	2011	2012	2013	2014	2015	2016

5 Year	8 Year
Total	Total	Site Name	Primary or Backup	Additional Comments

-	-	IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
-	-	IBM Boulder data center	primary
-	-	IBM Boulder data center	primary
-	-	IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
-	-	IBM Boulder data center	backup
-	-	IBM Boulder data center	backup
-	-	IBM Columbus data center	primary
-	-	IBM Columbus data center	primary
-	-	IBM Columbus data center	primary
-	-	Amgen Manufacturing, Limited (Puerto Rico)	primary
-	-	Amgen Manufacturing, Limited (Puerto Rico)	primary
-	-	Amgen Manufacturing, Limited (Puerto Rico)	primary
-	-	Amgen Manufacturing, Limited (Puerto Rico)	Backup
-	-	Amgen Manufacturing, Limited (Puerto Rico)	backup
-	-	Amgen Manufacturing, Limited (Puerto Rico)	backup
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
-	-	Amgen Inc. (Cambridge, MA)	primary
-	-	Amgen Inc. (Cambridge, MA)	primary
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
-	-	Amgen Inc. (Cambridge, MA)	backup
-	-	Amgen Inc. (Cambridge, MA)	backup
-	-	Amgen Inc. (Colorado - Boulder & Longmont)	primary
-	-	Amgen Inc. (Colorado - Boulder & Longmont)	primary
-	-	Amgen Inc. (Colorado - Boulder & Longmont)	primary
-	-	Amgen Inc. (Colorado - Boulder & Longmont)	backup
-	-	Amgen Inc. (Colorado - Boulder & Longmont)	backup
-	-	Amgen Inc. (Colorado - Boulder & Longmont)	backup
-	-	Amgen Camarillo Aviation	primary
-	-	Amgen Camarillo Aviation	primary
-	-	Amgen Camarillo Aviation	primary
-	-	Amgen Great Lakes Regional Sales Force (Chicago)	primary
-	-	Amgen Great Lakes Regional Sales Force (Chicago)	primary
-	-	Amgen Great Lakes Regional Sales Force (Chicago)	primary
-	-	Amgen Great Lakes Regional Sales Force (Chicago)	backup
-	-	Amgen Great Lakes Regional Sales Force (Chicago)	backup
-	-	Amgen Great Lakes Regional Sales Force (Chicago)	backup
-	-	Amgen Inc. (Global Government Affairs in D.C.)	primary
-	-	Amgen Inc. (Global Government Affairs in D.C.)	primary
-	-	Amgen Inc. (Global Government Affairs in D.C.)	primary
-	-	Amgen Inc. (Global Government Affairs in D.C.)	backup
-	-	Amgen Inc. (Global Government Affairs in D.C.)	backup
-	-	Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

-	-	Amgen Inc. (Fremont)	primary
-	-	Amgen Inc. (Fremont)	primary
-	-	Amgen Inc. (Fremont)	backup
-	-	Amgen Inc. (Fremont)	backup
-	-	Amgen Inc. (Fremont)	primary
-	-	Amgen Inc. (Fremont)	backup
-	-	Amgen Inc. (Distribution Center in Louisville)	primary
-	-	Amgen Inc. (Distribution Center in Louisville)	primary
-	-	Amgen Inc. (Distribution Center in Louisville)	primary
-	-	Amgen Inc. (Distribution Center in Louisville)	backup
-	-	Amgen Inc. (Distribution Center in Louisville)	backup
-	-	Amgen Inc. (Distribution Center in Louisville)	backup
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
-	-	Amgen Inc. (Mountain View, CA)	primary
-	-	Amgen Inc. (Mountain View, CA)	primary
-	-	Amgen Inc. (Mountain View, CA)	primary
-	-	Amgen Inc. (Mountain View, CA)	backup
-	-	Amgen Inc. (Mountain View, CA)	backup
-	-	Amgen Inc. (Mountain View, CA)	backup
-	-	Amgen NE Regional Sales Force (Philadelphia, PA)	primary
-	-	Amgen NE Regional Sales Force (Philadelphia, PA)	primary
-	-	Amgen NE Regional Sales Force (Philadelphia, PA)	primary
-	-	Amgen NE Regional Sales Force (Philadelphia, PA)	backup
-	-	Amgen NE Regional Sales Force (Philadelphia, PA)	backup
-	-	Amgen NE Regional Sales Force (Philadelphia, PA)	backup
-	-	Amgen Inc. (Rhode Island)	primary
-	-	Amgen Inc. (Rhode Island)	primary
-	-	Amgen Inc. (Rhode Island)	primary
-	-	Amgen Inc. (Rhode Island)	backup
-	-	Amgen Inc. (Rhode Island)	backup
-	-	Amgen Inc. (Rhode Island)	backup
-	-	Amgen San Diego	primary
-	-	Amgen San Diego	primary
-	-	Amgen San Diego	primary
-	-	Amgen Inc. (So. San Francisco)	primary
-	-	Amgen Inc. (So. San Francisco)	primary
-	-	Amgen Inc. (So. San Francisco)	primary
-	-	Amgen Inc. (So. San Francisco)	backup
-	-	Amgen Inc. (So. San Francisco)	backup
-	-	Amgen Inc. (So. San Francisco)	backup
-	-	Amgen Inc. (Thousand Oaks)	primary
-	-	Amgen Inc. (Thousand Oaks)	primary
-	-	Amgen Inc. (Thousand Oaks)	primary
-	-	Amgen Inc. (Thousand Oaks)	backup
-	-	Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

-	-	Amgen Inc. (Thousand Oaks)	backup
-	-	Amgen Inc. (Washington - Bothell & Seattle)	primary
-	-	Amgen Inc. (Washington - Bothell & Seattle)	primary
-	-	Amgen Inc. (Washington - Bothell & Seattle)	primary
-	-	Amgen Inc. (Washington - Bothell & Seattle)	backup
-	-	Amgen Inc. (Washington - Bothell & Seattle)	backup
-	-	Amgen Inc. (Washington - Bothell & Seattle)	backup

-	-	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
-	-	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
-	-	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
-	-	Amgen CEE Headquarters (Vienna)	Primary
-	-	Amgen CEE Headquarters (Vienna)	Primary
-	-	Amgen CEE Headquarters (Vienna)	Primary
-	-	Amgen CEE Headquarters (Vienna)	Backup
-	-	Amgen CEE Headquarters (Vienna)	Backup
-	-	Amgen CEE Headquarters (Vienna)	Backup
-	-	Amgen Australia Pty Ltd (Brisbane)	Primary
-	-	Amgen Australia Pty Ltd (Brisbane)	Primary
-	-	Amgen Australia Pty Ltd (Brisbane)	Primary
-	-	Amgen Australia Pty Ltd (Brisbane)	Backup
-	-	Amgen Australia Pty Ltd (Brisbane)	Backup
-	-	Amgen Australia Pty Ltd (Brisbane)	Backup
-	-	Amgen Australia Pty. Ltd. (Melbourne)	Primary
-	-	Amgen Australia Pty. Ltd. (Melbourne)	Primary
-	-	Amgen Australia Pty. Ltd. (Melbourne)	Primary
-	-	Amgen Australia Pty. Ltd. (Melbourne)	Backup
-	-	Amgen Australia Pty. Ltd. (Melbourne)	Backup
-	-	Amgen Australia Pty. Ltd. (Melbourne)	Backup
-	-	Amgen Australia Pty. Ltd. (Sydney)	Primary
-	-	Amgen Australia Pty. Ltd. (Sydney)	Primary
-	-	Amgen Australia Pty. Ltd. (Sydney)	Primary
-	-	Amgen Australia Pty. Ltd. (Sydney)	Backup
-	-	Amgen Australia Pty. Ltd. (Sydney)	Backup
-	-	Amgen Australia Pty. Ltd. (Sydney)	Backup
-	-	Amgen GmbH (Vienna)	Primary
-	-	Amgen GmbH (Vienna)	Primary
-	-	Amgen GmbH (Vienna)	Primary
-	-	Amgen GmbH (Vienna)	Backup
-	-	Amgen GmbH (Vienna)	Backup
-	-	Amgen GmbH (Vienna)	Backup
-	-	Amgen Belgium S.A./N.V. (Brussels)	Primary
-	-	Amgen Belgium S.A./N.V. (Brussels)	Primary
-	-	Amgen Belgium S.A./N.V. (Brussels)	Primary
-	-	Amgen Belgium S.A./N.V. (Brussels)	Backup
-	-	Amgen Belgium S.A./N.V. (Brussels)	Backup
-	-	Amgen Belgium S.A./N.V. (Brussels)	Backup
-	-	Amgen British Columbia (Burnaby)	Primary
-	-	Amgen British Columbia (Burnaby)	Primary
-	-	Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

-	-	Amgen British Columbia (Burnaby)	Backup
-	-	Amgen British Columbia (Burnaby)	Backup
-	-	Amgen Canada Inc. (Mississauga)	Primary
-	-	Amgen Canada Inc. (Mississauga)	Primary
-	-	Amgen Canada Inc. (Mississauga)	Primary
-	-	Amgen Canada Inc. (Mississauga)	Backup
-	-	Amgen Canada Inc. (Mississauga)	Backup
-	-	Amgen Canada Inc. (Mississauga)	Backup
-	-	Amgen s.r.o. (Prague)	Primary
-	-	Amgen s.r.o. (Prague)	Primary
-	-	Amgen s.r.o. (Prague)	Primary
-	-	Amgen s.r.o. (Prague)	Backup
-	-	Amgen s.r.o. (Prague)	Backup
-	-	Amgen s.r.o. (Prague)	Backup
-	-	Amgen AB (Denmark)	Primary
-	-	Amgen AB (Denmark)	Primary
-	-	Amgen AB (Denmark)	Primary
-	-	Amgen AB (Denmark)	Backup
-	-	Amgen AB (Denmark)	Backup
-	-	Amgen AB (Denmark)	Backup
-	-	Amgen AB (Finland)	Primary
-	-	Amgen AB (Finland)	Primary
-	-	Amgen AB (Finland)	Primary
-	-	Amgen AB (Finland)	Backup
-	-	Amgen AB (Finland)	Backup
-	-	Amgen AB (Finland)	Backup
-	-	Amgen S.A.S. (Paris)	Primary
-	-	Amgen S.A.S. (Paris)	Primary
-	-	Amgen S.A.S. (Paris)	Primary
-	-	Amgen S.A.S. (Paris)	Backup
-	-	Amgen S.A.S. (Paris)	Backup
-	-	Amgen S.A.S. (Paris)	Backup
-	-	Amgen GmbH (Munich)	Primary
-	-	Amgen GmbH (Munich)	Primary
-	-	Amgen GmbH (Munich)	Primary
-	-	Amgen GmbH (Munich)	Backup
-	-	Amgen GmbH (Munich)	Backup
-	-	Amgen GmbH (Munich)	Backup
-	-	Amgen Regensburg, GR Office	Primary
-	-	Amgen Regensburg, GR Office	Primary
-	-	Amgen Regensburg, GR Office	Primary
-	-	Amgen Regensburg, GR Office	Backup
-	-	Amgen Regensburg, GR Office	Backup
-	-	Amgen Regensburg, GR Office	Backup
-	-	Amgen Hellas EPE (Athens)	Primary
-	-	Amgen Hellas EPE (Athens)	Primary
-	-	Amgen Hellas EPE (Athens)	Primary
-	-	Amgen kft. (Budapest)	Primary
-	-	Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

-	-	Amgen kft. (Budapest)	Primary
-	-	Amgen kft. (Budapest)	Backup
-	-	Amgen kft. (Budapest)	Backup
-	-	Amgen kft. (Budapest)	Backup
-	-	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
-	-	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
-	-	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
-	-	Amgen S.p.A. (Milan)	Primary
-	-	Amgen S.p.A. (Milan)	Primary
-	-	Amgen S.p.A. (Milan)	Primary
-	-	Amgen S.p.A. (Milan)	Backup
-	-	Amgen S.p.A. (Milan)	Backup
-	-	Amgen S.p.A. (Milan)	Backup
-	-	Amgen Lithuania (Vilnius)	Primary
-	-	Amgen Lithuania (Vilnius)	Primary
-	-	Amgen Lithuania (Vilnius)	Primary
-	-	Amgen Latvia (Riga)	Primary
-	-	Amgen Latvia (Riga)	Primary
-	-	Amgen Latvia (Riga)	Primary
-	-	Amgen B.V. (Sales Office in Breda)	Primary
-	-	Amgen B.V. (Sales Office in Breda)	Primary
-	-	Amgen B.V. (Sales Office in Breda)	Primary
-	-	Amgen Europe B.V. (ELC in Breda)	Backup
-	-	Amgen Europe B.V. (ELC in Breda)	Backup
-	-	Amgen Europe B.V. (ELC in Breda)	Backup
-	-	Amgen AB (Norway)	Primary
-	-	Amgen AB (Norway)	Primary
-	-	Amgen AB (Norway)	Primary
-	-	Amgen AB (Norway)	Backup
-	-	Amgen AB (Norway)	Backup
-	-	Amgen AB (Norway)	Backup
-	-	Amgen sp.z.o.o. (Warsaw)	Primary
-	-	Amgen sp.z.o.o. (Warsaw)	Primary
-	-	Amgen sp.z.o.o. (Warsaw)	Primary
-	-	Amgen sp.z.o.o. (Warsaw)	Backup
-	-	Amgen sp.z.o.o. (Warsaw)	Backup
-	-	Amgen sp.z.o.o. (Warsaw)	Backup
-	-	Amgen - Biofarmaceutica, Lda (Portugal)	Primary
-	-	Amgen - Biofarmaceutica, Lda (Portugal)	Primary
-	-	Amgen - Biofarmaceutica, Lda (Portugal)	Primary
-	-	Amgen - Biofarmaceutica, Lda (Portugal)	Backup
-	-	Amgen - Biofarmaceutica, Lda (Portugal)	Backup
-	-	Amgen - Biofarmaceutica, Lda (Portugal)	Backup
-	-	Amgen Russia (Moscow)	Primary
-	-	Amgen Russia (Moscow)	Primary
-	-	Amgen Russia (Moscow)	Primary
-	-	Amgen SA (Barcelona, Spain)	Primary
-	-	Amgen SA (Barcelona, Spain)	Primary
-	-	Amgen SA (Barcelona, Spain)	Primary
-	-	Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

-	-	Amgen SA (Barcelona, Spain)	Backup
-	-	Amgen SA (Barcelona, Spain)	Backup
-	-	Amgen AB (Sweden - Nordic Office)	Primary
-	-	Amgen AB (Sweden - Nordic Office)	Primary
-	-	Amgen AB (Sweden - Nordic Office)	Primary
-	-	Amgen AB (Sweden - Nordic Office)	Backup
-	-	Amgen AB (Sweden - Nordic Office)	Backup
-	-	Amgen AB (Sweden - Nordic Office)	Backup
-	-	Amgen Switzerland AG (Sales Office in Zug)	Primary
-	-	Amgen Switzerland AG (Sales Office in Zug)	Primary
-	-	Amgen Switzerland AG (Sales Office in Zug)	Primary
-	-	Amgen (Europe) GmbH (Zug)	Backup
-	-	Amgen (Europe) GmbH (Zug)	Backup
-	-	Amgen (Europe) GmbH (Zug)	Backup
-	-	Amgen Limited (Cambridge, UK)	Primary
-	-	Amgen Limited (Cambridge, UK)	Primary
-	-	Amgen Limited (Cambridge, UK)	Primary
-	-	Amgen Limited (Cambridge, UK)	Backup
-	-	Amgen Limited (Cambridge, UK)	Backup
-	-	Amgen Limited (Cambridge, UK)	Backup
-	-	Amgen London, UK Office (Uxbridge)	Primary
-	-	Amgen London, UK Office (Uxbridge)	Primary
-	-	Amgen London, UK Office (Uxbridge)	Primary
-	-	Amgen London, UK Office (Uxbridge)	Backup
-	-	Amgen London, UK Office (Uxbridge)	Backup
-	-	Amgen London, UK Office (Uxbridge)	Backup
These are the original OC3’s now broken out - not averged
-	-	IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
-	-	IBM Boulder to IBM Columbus
-	-	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
-	-	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
-	-	Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
-	-	Amgen Manufacturing, Limited (Puerto Rico)
-	-	Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
-	-	Amgen Inc. (Cambridge, MA)
-	-	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
-	-	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
-	-	Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
-	-	Amgen Inc. (Colorado - Boulder & Longmont)
-	-	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
-	-	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
-	-	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
-	-	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
-	-	USBO to USWA
-	-	Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
-	-	Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
-	-	Amgen Inc. (Global Government Affairs in D.C.)
-	-	Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
-	-	Amgen Inc. (Fremont)
-	-	Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price

[*]
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Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router
Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.
Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse	ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated
Domestic Voice - Intrastate Dedicated Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Switched Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Ded to Ded
California
Colorado
Kentucky
Massachusetts
RhodeIsland
Washington
WashingtonDC
California
Colorado
Washington
Domestic Voice - Intrastate Switched Inbound
California Interlata
California Intralata
Domestic Voice - Intrastate Dedicated Inbound
California Interlata
California Intralata
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA
SWITZERLAND
Switzerland - Mobile
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA
MEXICO
Domestic Data - Switched Digital 56/64
Interstate
California Interlata
California Intralata
International Data - Switched Digital 56/64
CANADA
SWITZERLAND
Conferencing AT&T Connect
	Domestic Reservationless-Toll Free Dial In		minutes
	Domestic Reservationless-Toll Dial In		minutes
	EMEA Reservationless-TF		minutes
	EMEA Reservationless-DD		minutes
	Asia/Pac Reservationless-TF		minutes
	Asia/Pac Reservationless- DD		minutes
	Standard Operator Assisted-Toll Free		minutes
	Standard Operator Assisted-Toll		minutes
	Premier Toll-Free Dial-In		minutes
	Premier Toll Dial-In		minutes
	Named User Subscription (2500 to 4999)		users

Total Transport
Total

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-	-	Amgen Limited (Cambridge, UK)
-	-	Amgen Limited (Cambridge, UK)
-	-	Amgen Australia Pty. Ltd. (Sydney)
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Data / Voice Carrier - Detailed Base Charges GBP 0.5100

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term					Optional One Year Extensions
2009	2010	2011	2012	2013	2014	2015	2016

5 Year	8 Year
Total	Total	Site Name	Primary or Backup	Additional Comments

-	-	IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
-	-	IBM Boulder data center	primary
-	-	IBM Boulder data center	primary
-	-	IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
-	-	IBM Boulder data center	backup
-	-	IBM Boulder data center	backup
-	-	IBM Columbus data center	primary
-	-	IBM Columbus data center	primary
-	-	IBM Columbus data center	primary
-	-	Amgen Manufacturing, Limited (Puerto Rico)	primary
-	-	Amgen Manufacturing, Limited (Puerto Rico)	primary
-	-	Amgen Manufacturing, Limited (Puerto Rico)	primary
-	-	Amgen Manufacturing, Limited (Puerto Rico)	Backup
-	-	Amgen Manufacturing, Limited (Puerto Rico)	backup
-	-	Amgen Manufacturing, Limited (Puerto Rico)	backup
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
-	-	Amgen Inc. (Cambridge, MA)	primary
-	-	Amgen Inc. (Cambridge, MA)	primary
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
-	-	Amgen Inc. (Cambridge, MA)	backup
-	-	Amgen Inc. (Cambridge, MA)	backup
-	-	Amgen Inc. (Colorado - Boulder & Longmont)	primary
-	-	Amgen Inc. (Colorado - Boulder & Longmont)	primary
-	-	Amgen Inc. (Colorado - Boulder & Longmont)	primary
-	-	Amgen Inc. (Colorado - Boulder & Longmont)	backup
-	-	Amgen Inc. (Colorado - Boulder & Longmont)	backup
-	-	Amgen Inc. (Colorado - Boulder & Longmont)	backup
-	-	Amgen Camarillo Aviation	primary
-	-	Amgen Camarillo Aviation	primary
-	-	Amgen Camarillo Aviation	primary
-	-	Amgen Great Lakes Regional Sales Force (Chicago)	primary
-	-	Amgen Great Lakes Regional Sales Force (Chicago)	primary
-	-	Amgen Great Lakes Regional Sales Force (Chicago)	primary
-	-	Amgen Great Lakes Regional Sales Force (Chicago)	backup
-	-	Amgen Great Lakes Regional Sales Force (Chicago)	backup
-	-	Amgen Great Lakes Regional Sales Force (Chicago)	backup
-	-	Amgen Inc. (Global Government Affairs in D.C.)	primary
-	-	Amgen Inc. (Global Government Affairs in D.C.)	primary
-	-	Amgen Inc. (Global Government Affairs in D.C.)	primary
-	-	Amgen Inc. (Global Government Affairs in D.C.)	backup
-	-	Amgen Inc. (Global Government Affairs in D.C.)	backup
-	-	Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

-	-	Amgen Inc. (Fremont)	primary
-	-	Amgen Inc. (Fremont)	primary
-	-	Amgen Inc. (Fremont)	backup
-	-	Amgen Inc. (Fremont)	backup
-	-	Amgen Inc. (Fremont)	primary
-	-	Amgen Inc. (Fremont)	backup
-	-	Amgen Inc. (Distribution Center in Louisville)	primary
-	-	Amgen Inc. (Distribution Center in Louisville)	primary
-	-	Amgen Inc. (Distribution Center in Louisville)	primary
-	-	Amgen Inc. (Distribution Center in Louisville)	backup
-	-	Amgen Inc. (Distribution Center in Louisville)	backup
-	-	Amgen Inc. (Distribution Center in Louisville)	backup
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
-	-	Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
-	-	Amgen Inc. (Mountain View, CA)	primary
-	-	Amgen Inc. (Mountain View, CA)	primary
-	-	Amgen Inc. (Mountain View, CA)	primary
-	-	Amgen Inc. (Mountain View, CA)	backup
-	-	Amgen Inc. (Mountain View, CA)	backup
-	-	Amgen Inc. (Mountain View, CA)	backup
-	-	Amgen NE Regional Sales Force (Philadelphia, PA)	primary
-	-	Amgen NE Regional Sales Force (Philadelphia, PA)	primary
-	-	Amgen NE Regional Sales Force (Philadelphia, PA)	primary
-	-	Amgen NE Regional Sales Force (Philadelphia, PA)	backup
-	-	Amgen NE Regional Sales Force (Philadelphia, PA)	backup
-	-	Amgen NE Regional Sales Force (Philadelphia, PA)	backup
-	-	Amgen Inc. (Rhode Island)	primary
-	-	Amgen Inc. (Rhode Island)	primary
-	-	Amgen Inc. (Rhode Island)	primary
-	-	Amgen Inc. (Rhode Island)	backup
-	-	Amgen Inc. (Rhode Island)	backup
-	-	Amgen Inc. (Rhode Island)	backup
-	-	Amgen San Diego	primary
-	-	Amgen San Diego	primary
-	-	Amgen San Diego	primary
-	-	Amgen Inc. (So. San Francisco)	primary
-	-	Amgen Inc. (So. San Francisco)	primary
-	-	Amgen Inc. (So. San Francisco)	primary
-	-	Amgen Inc. (So. San Francisco)	backup
-	-	Amgen Inc. (So. San Francisco)	backup
-	-	Amgen Inc. (So. San Francisco)	backup
-	-	Amgen Inc. (Thousand Oaks)	primary
-	-	Amgen Inc. (Thousand Oaks)	primary
-	-	Amgen Inc. (Thousand Oaks)	primary
-	-	Amgen Inc. (Thousand Oaks)	backup
-	-	Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

-	-	Amgen Inc. (Thousand Oaks)	backup
-	-	Amgen Inc. (Washington - Bothell & Seattle)	primary
-	-	Amgen Inc. (Washington - Bothell & Seattle)	primary
-	-	Amgen Inc. (Washington - Bothell & Seattle)	primary
-	-	Amgen Inc. (Washington - Bothell & Seattle)	backup
-	-	Amgen Inc. (Washington - Bothell & Seattle)	backup
-	-	Amgen Inc. (Washington - Bothell & Seattle)	backup

-	-	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
-	-	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
-	-	Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
-	-	Amgen CEE Headquarters (Vienna)	Primary
-	-	Amgen CEE Headquarters (Vienna)	Primary
-	-	Amgen CEE Headquarters (Vienna)	Primary
-	-	Amgen CEE Headquarters (Vienna)	Backup
-	-	Amgen CEE Headquarters (Vienna)	Backup
-	-	Amgen CEE Headquarters (Vienna)	Backup
-	-	Amgen Australia Pty Ltd (Brisbane)	Primary
-	-	Amgen Australia Pty Ltd (Brisbane)	Primary
-	-	Amgen Australia Pty Ltd (Brisbane)	Primary
-	-	Amgen Australia Pty Ltd (Brisbane)	Backup
-	-	Amgen Australia Pty Ltd (Brisbane)	Backup
-	-	Amgen Australia Pty Ltd (Brisbane)	Backup
-	-	Amgen Australia Pty. Ltd. (Melbourne)	Primary
-	-	Amgen Australia Pty. Ltd. (Melbourne)	Primary
-	-	Amgen Australia Pty. Ltd. (Melbourne)	Primary
-	-	Amgen Australia Pty. Ltd. (Melbourne)	Backup
-	-	Amgen Australia Pty. Ltd. (Melbourne)	Backup
-	-	Amgen Australia Pty. Ltd. (Melbourne)	Backup
-	-	Amgen Australia Pty. Ltd. (Sydney)	Primary
-	-	Amgen Australia Pty. Ltd. (Sydney)	Primary
-	-	Amgen Australia Pty. Ltd. (Sydney)	Primary
-	-	Amgen Australia Pty. Ltd. (Sydney)	Backup
-	-	Amgen Australia Pty. Ltd. (Sydney)	Backup
-	-	Amgen Australia Pty. Ltd. (Sydney)	Backup
-	-	Amgen GmbH (Vienna)	Primary
-	-	Amgen GmbH (Vienna)	Primary
-	-	Amgen GmbH (Vienna)	Primary
-	-	Amgen GmbH (Vienna)	Backup
-	-	Amgen GmbH (Vienna)	Backup
-	-	Amgen GmbH (Vienna)	Backup
-	-	Amgen Belgium S.A./N.V. (Brussels)	Primary
-	-	Amgen Belgium S.A./N.V. (Brussels)	Primary
-	-	Amgen Belgium S.A./N.V. (Brussels)	Primary
-	-	Amgen Belgium S.A./N.V. (Brussels)	Backup
-	-	Amgen Belgium S.A./N.V. (Brussels)	Backup
-	-	Amgen Belgium S.A./N.V. (Brussels)	Backup
-	-	Amgen British Columbia (Burnaby)	Primary
-	-	Amgen British Columbia (Burnaby)	Primary
-	-	Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

-	-	Amgen British Columbia (Burnaby)	Backup
-	-	Amgen British Columbia (Burnaby)	Backup
-	-	Amgen British Columbia (Burnaby)	Backup
-	-	Amgen Canada Inc. (Mississauga)	Primary
-	-	Amgen Canada Inc. (Mississauga)	Primary
-	-	Amgen Canada Inc. (Mississauga)	Primary
-	-	Amgen Canada Inc. (Mississauga)	Backup
-	-	Amgen Canada Inc. (Mississauga)	Backup
-	-	Amgen Canada Inc. (Mississauga)	Backup
-	-	Amgen s.r.o. (Prague)	Primary
-	-	Amgen s.r.o. (Prague)	Primary
-	-	Amgen s.r.o. (Prague)	Primary
-	-	Amgen s.r.o. (Prague)	Backup
-	-	Amgen s.r.o. (Prague)	Backup
-	-	Amgen s.r.o. (Prague)	Backup
-	-	Amgen AB (Denmark)	Primary
-	-	Amgen AB (Denmark)	Primary
-	-	Amgen AB (Denmark)	Primary
-	-	Amgen AB (Denmark)	Backup
-	-	Amgen AB (Denmark)	Backup
-	-	Amgen AB (Denmark)	Backup
-	-	Amgen AB (Finland)	Primary
-	-	Amgen AB (Finland)	Primary
-	-	Amgen AB (Finland)	Primary
-	-	Amgen AB (Finland)	Backup
-	-	Amgen AB (Finland)	Backup
-	-	Amgen AB (Finland)	Backup
-	-	Amgen S.A.S. (Paris)	Primary
-	-	Amgen S.A.S. (Paris)	Primary
-	-	Amgen S.A.S. (Paris)	Primary
-	-	Amgen S.A.S. (Paris)	Backup
-	-	Amgen S.A.S. (Paris)	Backup
-	-	Amgen S.A.S. (Paris)	Backup
-	-	Amgen GmbH (Munich)	Primary
-	-	Amgen GmbH (Munich)	Primary
-	-	Amgen GmbH (Munich)	Primary
-	-	Amgen GmbH (Munich)	Backup
-	-	Amgen GmbH (Munich)	Backup
-	-	Amgen GmbH (Munich)	Backup
-	-	Amgen Regensburg, GR Office	Primary
-	-	Amgen Regensburg, GR Office	Primary
-	-	Amgen Regensburg, GR Office	Primary
-	-	Amgen Regensburg, GR Office	Backup
-	-	Amgen Regensburg, GR Office	Backup
-	-	Amgen Regensburg, GR Office	Backup
-	-	Amgen Hellas EPE (Athens)	Primary
-	-	Amgen Hellas EPE (Athens)	Primary
-	-	Amgen Hellas EPE (Athens)	Primary
-	-	Amgen kft. (Budapest)	Primary
-	-	Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

-	-	Amgen kft. (Budapest)	Primary
-	-	Amgen kft. (Budapest)	Backup
-	-	Amgen kft. (Budapest)	Backup
-	-	Amgen kft. (Budapest)	Backup
-	-	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
-	-	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
-	-	Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
-	-	Amgen S.p.A. (Milan)	Primary
-	-	Amgen S.p.A. (Milan)	Primary
-	-	Amgen S.p.A. (Milan)	Primary
-	-	Amgen S.p.A. (Milan)	Backup
-	-	Amgen S.p.A. (Milan)	Backup
-	-	Amgen S.p.A. (Milan)	Backup
-	-	Amgen Lithuania (Vilnius)	Primary
-	-	Amgen Lithuania (Vilnius)	Primary
-	-	Amgen Lithuania (Vilnius)	Primary
-	-	Amgen Latvia (Riga)	Primary
-	-	Amgen Latvia (Riga)	Primary
-	-	Amgen Latvia (Riga)	Primary
-	-	Amgen B.V. (Sales Office in Breda)	Primary
-	-	Amgen B.V. (Sales Office in Breda)	Primary
-	-	Amgen B.V. (Sales Office in Breda)	Primary
-	-	Amgen Europe B.V. (ELC in Breda)	Backup
-	-	Amgen Europe B.V. (ELC in Breda)	Backup
-	-	Amgen Europe B.V. (ELC in Breda)	Backup
-	-	Amgen AB (Norway)	Primary
-	-	Amgen AB (Norway)	Primary
-	-	Amgen AB (Norway)	Primary
-	-	Amgen AB (Norway)	Backup
-	-	Amgen AB (Norway)	Backup
-	-	Amgen AB (Norway)	Backup
-	-	Amgen sp.z.o.o. (Warsaw)	Primary
-	-	Amgen sp.z.o.o. (Warsaw)	Primary
-	-	Amgen sp.z.o.o. (Warsaw)	Primary
-	-	Amgen sp.z.o.o. (Warsaw)	Backup
-	-	Amgen sp.z.o.o. (Warsaw)	Backup
-	-	Amgen sp.z.o.o. (Warsaw)	Backup
-	-	Amgen - Biofarmaceutica, Lda (Portugal)	Primary
-	-	Amgen - Biofarmaceutica, Lda (Portugal)	Primary
-	-	Amgen - Biofarmaceutica, Lda (Portugal)	Primary
-	-	Amgen - Biofarmaceutica, Lda (Portugal)	Backup
-	-	Amgen - Biofarmaceutica, Lda (Portugal)	Backup
-	-	Amgen - Biofarmaceutica, Lda (Portugal)	Backup
-	-	Amgen Russia (Moscow)	Primary
-	-	Amgen Russia (Moscow)	Primary
-	-	Amgen Russia (Moscow)	Primary
-	-	Amgen SA (Barcelona, Spain)	Primary
-	-	Amgen SA (Barcelona, Spain)	Primary
-	-	Amgen SA (Barcelona, Spain)	Primary
-	-	Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

-	-	Amgen SA (Barcelona, Spain)	Backup
-	-	Amgen SA (Barcelona, Spain)	Backup
-	-	Amgen AB (Sweden - Nordic Office)	Primary
-	-	Amgen AB (Sweden - Nordic Office)	Primary
-	-	Amgen AB (Sweden - Nordic Office)	Primary
-	-	Amgen AB (Sweden - Nordic Office)	Backup
-	-	Amgen AB (Sweden - Nordic Office)	Backup
-	-	Amgen AB (Sweden - Nordic Office)	Backup
-	-	Amgen Switzerland AG (Sales Office in Zug)	Primary
-	-	Amgen Switzerland AG (Sales Office in Zug)	Primary
-	-	Amgen Switzerland AG (Sales Office in Zug)	Primary
-	-	Amgen (Europe) GmbH (Zug)	Backup
-	-	Amgen (Europe) GmbH (Zug)	Backup
-	-	Amgen (Europe) GmbH (Zug)	Backup
-	-	Amgen Limited (Cambridge, UK)	Primary
-	-	Amgen Limited (Cambridge, UK)	Primary
-	-	Amgen Limited (Cambridge, UK)	Primary
-	-	Amgen Limited (Cambridge, UK)	Backup
-	-	Amgen Limited (Cambridge, UK)	Backup
-	-	Amgen Limited (Cambridge, UK)	Backup
-	-	Amgen London, UK Office (Uxbridge)	Primary
-	-	Amgen London, UK Office (Uxbridge)	Primary
-	-	Amgen London, UK Office (Uxbridge)	Primary
-	-	Amgen London, UK Office (Uxbridge)	Backup
-	-	Amgen London, UK Office (Uxbridge)	Backup
-	-	Amgen London, UK Office (Uxbridge)	Backup
These are the original OC3’s now broken out - not averged
-	-	IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
-	-	IBM Boulder to IBM Columbus
-	-	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
-	-	IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
-	-	Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
-	-	Amgen Manufacturing, Limited (Puerto Rico)
-	-	Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
-	-	Amgen Inc. (Cambridge, MA)
-	-	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
-	-	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
-	-	Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
-	-	Amgen Inc. (Colorado - Boulder & Longmont)
-	-	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
-	-	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
-	-	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
-	-	Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
-	-	USBO to USWA
-	-	Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
-	-	Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
-	-	Amgen Inc. (Global Government Affairs in D.C.)
-	-	Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
-	-	Amgen Inc. (Fremont)
-	-	Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price

[*]
[*]

[*]
[*]

[*]
[*]

[*]	Amgen Inc. (Fremont)	One of these access loops is associated with PRI services and the other is for Point to Point to USSF.
[*]	Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
[*]	Amgen Inc. (Distribution Center in Louisville)
[*]	Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
[*]	Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
[*]	Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
[*]	Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
[*]	Amgen Inc. (Rhode Island)
[*]	Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
[*]	Amgen Inc. (So. San Francisco)
[*]	Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
[*]	Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
[*]	Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
[*]	Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
[*]	Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
[*]	Amgen Inc. (Thousand Oaks)
[*]	Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
[*]	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
[*]	Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
[*]	Amgen Inc. (Washington - Bothell & Seattle)
[*]	Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
[*]	Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
[*]	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
[*]	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
[*]	Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
[*]	Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
[*]	Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
[*]	Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
[*]	Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
[*]	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
[*]	Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
[*]	Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
[*]	Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
[*]	Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
[*]	Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
[*]	Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
[*]	Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
[*]	Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
[*]	Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
[*]	Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

-	-	Amgen Australia Pty. Ltd. (Sydney)
-	-	Amgen Limited (Cambridge, UK)
[*]	Amgen Inc. (Colorado - Boulder & Longmont)
[*]	Amgen Inc. (Thousand Oaks)
[*]	IBM Boulder
[*]	IBM Columbus

-	-

	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

[*]

[*]
-	-	-	-	-	-	-
[*]

[*]

[*]

-	-
-	-	Amgen Limited (Cambridge, UK)

[*]
[*]
[*]
[*]		IBM Boulder

-	-
-	-
-	-
-	-	Amgen Australia Pty. Ltd. (Sydney)

-	-	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-	Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
-	-	Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-	Amgen Hong Kong	DSL access - Enhanced Plus
-	-	Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-	Amgen India (Mumbai)
-	-	Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-	Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
-	-	Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-	Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
-	-	Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-	Amgen Estonia (Tallinn)
-	-	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-	Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
-	-	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-	Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
-	-	Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-	Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
-	-	Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-	Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
-	-	Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-	Portugal Remote warehouse	DSL access - Enhanced Standard
[*]		Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
[*]		Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
[*]		Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-	Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router
[*]		Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.
[*]		Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse	ADSL - 1.5M/384k Note USOH indicated as closed in Site list.
-	-
[*]			AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
-	-		AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

[*]		IBM Boulder
[*]		IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated
Domestic Voice - Intrastate Dedicated Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Switched Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Ded to Ded
California
Colorado
Kentucky
Massachusetts
RhodeIsland
Washington
WashingtonDC
California
Colorado
Washington
Domestic Voice - Intrastate Switched Inbound
California Interlata
California Intralata
Domestic Voice - Intrastate Dedicated Inbound
California Interlata
California Intralata
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA
SWITZERLAND
Switzerland - Mobile
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA
MEXICO
Domestic Data - Switched Digital 56/64
Interstate
California Interlata
California Intralata
International Data - Switched Digital 56/64
CANADA
SWITZERLAND
Conferencing AT&T Connect
	Domestic Reservationless-Toll Free Dial In		minutes
	Domestic Reservationless-Toll Dial In		minutes
	EMEA Reservationless-TF		minutes
	EMEA Reservationless-DD		minutes
	Asia/Pac Reservationless-TF		minutes
	Asia/Pac Reservationless- DD		minutes
	Standard Operator Assisted-Toll Free		minutes
	Standard Operator Assisted-Toll		minutes
	Premier Toll-Free Dial-In		minutes
	Premier Toll Dial-In		minutes
	Named User Subscription (2500 to 4999)		users

Total Transport
Total

[*]

[*]

[*]

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[*]

[*]

[*]

[*]

						-	-	-	-	-	-

						-	-	-	-	-	-
[*]

[*]

						-	-	-	-	-	-
						-	-	-	-	-	-

-	-	-	-	-	-	[*]
-	-	-	-	-	-	[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]		IBM Boulder & IBM Columbus
-	-	Amgen Limited (Cambridge, UK)
-	-	Amgen Limited (Cambridge, UK)
-	-	Amgen Australia Pty. Ltd. (Sydney)
-	-
-	-
-	-
-	-

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

-	-

-	-
[*]

[*]

-	-
-	-

[*]
-	-
-	-
-	-
-	-
[*]
-	-
[*]

Data / Voice Carrier - Detailed Base Charges		USD	1.0000
FOR INFORMATIONAL PURPOSES ONLY

Site Code	Description	Definition	Unit of Measure

DATA CARRIER PRICING

MPLS AVPN - U.S. Sites

IBMB	MPLS Access - OC3	MPLS Access	access loop

IBMB	MPLS Port - 155 Mbps	MPLS Port	Port

IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR

IBMB	MPLS Access - OC3	MPLS Access	access loop

IBMB	MPLS Port - 155 Mbps	MPLS Port	Port

IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR

IBMC	MPLS Access - OC3	MPLS Access	access loop

IBMC	MPLS Port - 155 Mbps	MPLS Port	Port

IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR

PRJU	MPLS Access - DS3	MPLS Access	access loop

PRJU	MPLS Port - 45 Mbps	MPLS Port	Port

PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR

PRJU	MPLS Access - DS3	MPLS Access	access loop

PRJU	MPLS Port - 45 Mbps	MPLS Port	Port

PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR

USAM	MPLS Access - DS3	MPLS Access	access loop

USAM	MPLS Port - 45 Mbps	MPLS Port	Port

USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR

USAM	MPLS Access - DS3	MPLS Access	access loop

USAM	MPLS Port - 45 Mbps	MPLS Port	Port

USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR

USBO	MPLS Access - OC3	MPLS Access	access loop

USBO	MPLS Port - 155 Mbps	MPLS Port	Port

USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR

USBO	MPLS Access - OC3	MPLS Access	access loop

USBO	MPLS Port - 155 Mbps	MPLS Port	Port

USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR

USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop

USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port

USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop

USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port

USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR

USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop

USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port

USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop

USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port

USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR

USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop

USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port

USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term					Optional One Year Extensions			5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

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								-	-

Site Name	Primary or Backup	Additional Comments

IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
These are the original OC3’s now broken out - not averged
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price

Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated
Domestic Voice - Intrastate Dedicated Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Switched Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Ded to Ded
California
Colorado
Kentucky
Massachusetts
RhodeIsland

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington
WashingtonDC
California
Colorado
Washington
Domestic Voice - Intrastate Switched Inbound
California Interlata
California Intralata
Domestic Voice - Intrastate Dedicated Inbound
California Interlata
California Intralata
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA
SWITZERLAND
Switzerland - Mobile
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA
MEXICO
Domestic Data - Switched Digital 56/64
Interstate
California Interlata
California Intralata
International Data - Switched Digital 56/64
CANADA
SWITZERLAND
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	minutes
Domestic Reservationless-Toll Dial In	minutes
EMEA Reservationless-TF	minutes
EMEA Reservationless-DD	minutes
Asia/Pac Reservationless-TF	minutes
Asia/Pac Reservationless- DD	minutes
Standard Operator Assisted-Toll Free	minutes
Standard Operator Assisted-Toll	minutes
Premier Toll-Free Dial-In	minutes
Premier Toll Dial-In	minutes
Named User Subscription (2500 to 4999)	users

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Total Transport

TOTAL
Check

-	-	-	-	-	-	[*]	[*]	[*]	[*]	[*]	[*]

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Data / Voice Carrier - Detailed Base Charges		CHF	1.1000

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term					Optional One Year Extensions			5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

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Site Name	Primary or Backup	Additional Comments

IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
These are the original OC3’s now broken out - not averged
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price

Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated
Domestic Voice - Intrastate Dedicated Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Switched Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Ded to Ded
California
Colorado
Kentucky
Massachusetts
RhodeIsland

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington
WashingtonDC
California
Colorado
Washington
Domestic Voice - Intrastate Switched Inbound
California Interlata
California Intralata
Domestic Voice - Intrastate Dedicated Inbound
California Interlata
California Intralata
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA
SWITZERLAND
Switzerland - Mobile
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA
MEXICO
Domestic Data - Switched Digital 56/64
Interstate
California Interlata
California Intralata
International Data - Switched Digital 56/64
CANADA
SWITZERLAND
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	minutes
Domestic Reservationless-Toll Dial In	minutes
EMEA Reservationless-TF	minutes
EMEA Reservationless-DD	minutes
Asia/Pac Reservationless-TF	minutes
Asia/Pac Reservationless- DD	minutes
Standard Operator Assisted-Toll Free	minutes
Standard Operator Assisted-Toll	minutes
Premier Toll-Free Dial-In	minutes
Premier Toll Dial-In	minutes
Named User Subscription (2500 to 4999)	users

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Total Transport

TOTAL
Check

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Data / Voice Carrier - Detailed Base Charges		USD	1.0000
FOR INFORMATIONAL PURPOSES ONLY

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term					Optional One Year Extensions			5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

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Site Name	Primary or Backup	Additional Comments

IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
These are the original OC3’s now broken out - not averged
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price

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Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated
Domestic Voice - Intrastate Dedicated Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Switched Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Ded to Ded
California
Colorado
Kentucky
Massachusetts
RhodeIsland

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IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington
WashingtonDC
California
Colorado
Washington
Domestic Voice - Intrastate Switched Inbound
California Interlata
California Intralata
Domestic Voice - Intrastate Dedicated Inbound
California Interlata
California Intralata
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA
SWITZERLAND
Switzerland - Mobile
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA
MEXICO
Domestic Data - Switched Digital 56/64
Interstate
California Interlata
California Intralata
International Data - Switched Digital 56/64
CANADA
SWITZERLAND
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	minutes
Domestic Reservationless-Toll Dial In	minutes
EMEA Reservationless-TF	minutes
EMEA Reservationless-DD	minutes
Asia/Pac Reservationless-TF	minutes
Asia/Pac Reservationless- DD	minutes
Standard Operator Assisted-Toll Free	minutes
Standard Operator Assisted-Toll	minutes
Premier Toll-Free Dial-In	minutes
Premier Toll Dial-In	minutes
Named User Subscription (2500 to 4999)	users

Total Transport

TOTAL

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Data / Voice Carrier - Detailed Base Charges		AUD	1.1900

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING

MPLS AVPN - U.S. Sites

IBMB	MPLS Access - OC3	MPLS Access	access loop

IBMB	MPLS Port - 155 Mbps	MPLS Port	Port

IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR

IBMB	MPLS Access - OC3	MPLS Access	access loop

IBMB	MPLS Port - 155 Mbps	MPLS Port	Port

IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR

IBMC	MPLS Access - OC3	MPLS Access	access loop

IBMC	MPLS Port - 155 Mbps	MPLS Port	Port

IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR

PRJU	MPLS Access - DS3	MPLS Access	access loop

PRJU	MPLS Port - 45 Mbps	MPLS Port	Port

PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR

PRJU	MPLS Access - DS3	MPLS Access	access loop

PRJU	MPLS Port - 45 Mbps	MPLS Port	Port

PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR

USAM	MPLS Access - DS3	MPLS Access	access loop

USAM	MPLS Port - 45 Mbps	MPLS Port	Port

USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR

USAM	MPLS Access - DS3	MPLS Access	access loop

USAM	MPLS Port - 45 Mbps	MPLS Port	Port

USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR

USBO	MPLS Access - OC3	MPLS Access	access loop

USBO	MPLS Port - 155 Mbps	MPLS Port	Port

USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR

USBO	MPLS Access - OC3	MPLS Access	access loop

USBO	MPLS Port - 155 Mbps	MPLS Port	Port

USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR

USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop

USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port

USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop

USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port

USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR

USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop

USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port

USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop

USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port

USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR

USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop

USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port

USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

2009
Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

5 Year Term					Optional One Year Extensions			5 Year	8 Year
2009	2010	2011	2012	2013	2014	2015	2016	Total	Total

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								-	-

Site Name	Primary or Backup	Additional Comments

IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
IBM Boulder data center	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
These are the original OC3’s now broken out - not averged
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd. (Sydney) (10 Mbps)	Managed Internet	access circuit
UKCA	Amgen Limited (Cambridge, UK) (34 Mbps)	Managed Internet	access circuit
USBO	Amgen Inc. (Colorado - Boulder & Longmont) (45 Mbps)	Managed Internet	access circuit
USTO	Amgen Inc. (Thousand Oaks) (OC3)	Managed Internet	access circuit
IBMB	IBM boulder data center (OC3)	Managed Internet	access circuit
IBMC	IBM Columbus data center (OC3)	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price

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Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	annual price
	BB users with SSL	RAS Client software	annual price
UKCA	SSL CPE	Data Center VPN equipment	annual price
U.S.
	Dial users	150 Hr Dial Plan	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
IBMB	SSL CPE	Data Center VPN equipment	annual price
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	annual price
	BB users with IPSec	RAS Client software	annual price
	BB SSL Users	RAS Client software	annual price
AUSY	SSL CPE	Data Center VPN equipment	annual price
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	annual price
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	annual price
CNHK	Hong Kong	VPN office Device	annual price
CNHK	Hong Kong	Broadband ISP Access	annual price
INMU	India	VPN office Device	annual price
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	annual price
AUNZ	NZ	Broadband ISP Access	annual price
CAON	Canada	VPN office Device	annual price
CAON	Canada	Broadband ISP Access	annual price
EETA	Estonia	VPN office Device	annual price
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access	annual price
SKBR and SKPI	Slovakia	VPN office Device	annual price
SKBR and SKPI	Slovakia	Broadband ISP Access	annual price
SLLJ and No site code	Slovenia	VPN office Device	annual price
SLLJ and No site code	Slovenia	Broadband ISP Access	annual price
No site code	Czech	VPN office Device	annual price
No site code	Czech	Broadband ISP Access	annual price
No site code	Hungary	VPN office Device	annual price
No site code	Hungary	Broadband ISP Access	annual price
No site code	Portugal	VPN office Device	annual price
No site code	Portugal	Broadband ISP Access	annual price
BRBR	Brazil	VPN office Device	annual price
BRBR	Brazil	Broadband ISP Access	annual price
MXMC	Mexico City	VPN office Device	annual price
MXMC	Mexico City	Broadband ISP Access	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	annual price
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	annual price
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	annual price
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	annual price
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	annual price
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	annual price

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	annual price
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	annual price
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	annual price
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
	Supplier Defined		annual price
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
Outbound Switched
Outbound Ded
Outbound Fully Connected
Inbound Switched
Inbound Dedicated
Domestic Voice - Intrastate Dedicated Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Switched Outbound
California Interlata
Colorado Interlata
Kentucky Interlata
Massachusetts Interlata
RhodeIsland Interlata
Washington Interlata
WashingtonDC Interlata
California Intralata
Colorado Intralata
Kentucky Intralata
Massachusetts Intralata
RhodeIsland Intralata
Washington Intralata
WashingtonDC Intralata
Domestic Voice - Intrastate Ded to Ded
California
Colorado
Kentucky
Massachusetts
RhodeIsland

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IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington
WashingtonDC
California
Colorado
Washington
Domestic Voice - Intrastate Switched Inbound
California Interlata
California Intralata
Domestic Voice - Intrastate Dedicated Inbound
California Interlata
California Intralata
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA
SWITZERLAND
Switzerland - Mobile
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA
GERMANY
Germany - Mobile
SPAIN
Spain - Mobile
SWITZERLAND
Switzerland - Mobile
UNITED KINGDOM
United Kingdom - Mobile
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA
MEXICO
Domestic Data - Switched Digital 56/64
Interstate
California Interlata
California Intralata
International Data - Switched Digital 56/64
CANADA
SWITZERLAND
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	minutes
Domestic Reservationless-Toll Dial In	minutes
EMEA Reservationless-TF	minutes
EMEA Reservationless-DD	minutes
Asia/Pac Reservationless-TF	minutes
Asia/Pac Reservationless- DD	minutes
Standard Operator Assisted-Toll Free	minutes
Standard Operator Assisted-Toll	minutes
Premier Toll-Free Dial-In	minutes
Premier Toll Dial-In	minutes
Named User Subscription (2500 to 4999)	users

Total Transport

TOTAL

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Data / Voice Carrier - ARC/RRC Rates		USD	1.0000
FOR INFORMATIONAL PURPOSES ONLY

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

5 Year Term					Optional One Year Extensions
2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

-	---	---	---	-
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Site Name	Primary or Backup	Additional Comments

	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

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[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

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[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

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Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

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Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

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Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
these are the original OC3’s
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd.	Managed Internet	access circuit
UKCA	Amgen Limited	Managed Internet	access circuit
USBO	Amgen Inc.	Managed Internet	access circuit
USTO	Amgen Inc.	Managed Internet	access circuit
IBMB	IBM boulder data center	Managed Internet	access circuit
IBMC	IBM Columbus data center	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users

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Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits
CNHK	Hong Kong	VPN office Device	# Remote CPE
CNHK	Hong Kong	Broadband ISP Access	# Circuits
INMU	India	VPN office Device	# Remote CPE
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	# Remote CPE
AUNZ	NZ	Broadband ISP Access	# Circuits
CAON	Canada	VPN office Device	# Remote CPE
CAON	Canada	Broadband ISP Access	# Circuits
EETA	Estonia	VPN office Device	# Remote CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits
No site code	Czech	VPN office Device	# Remote CPE
No site code	Czech	Broadband ISP Access	# Circuits
No site code	Hungary	VPN office Device	# Remote CPE
No site code	Hungary	Broadband ISP Access	# Circuits
No site code	Portugal	VPN office Device	# Remote CPE
No site code	Portugal	Broadband ISP Access	# Circuits
BRBR	Brazil	VPN office Device	# Remote CPE
BRBR	Brazil	Broadband ISP Access	# Circuits
MXMC	Mexico City	VPN office Device	# Remote CPE
MXMC	Mexico City	Broadband ISP Access	# Circuits
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs
Supplier Defined
Supplier Defined
Supplier Defined
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
	Outbound Switched		Minutes
	Outbound Ded		Minutes
	Outbound Fully Connected		Minutes
	Inbound Switched		Minutes
	Inbound Dedicated		Minutes
Domestic Voice - Intrastate Dedicated Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Switched Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Ded to Ded
	California		Minutes
	Colorado		Minutes
	Kentucky		Minutes
	Massachusetts		Minutes
	RhodeIsland		Minutes

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IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington	Minutes
WashingtonDC	Minutes
California	Minutes
Colorado	Minutes
Washington	Minutes
Domestic Voice - Intrastate Switched Inbound
California Interlata	Minutes
California Intralata	Minutes
Domestic Voice - Intrastate Dedicated Inbound
California Interlata	Minutes
California Intralata	Minutes
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA	Minutes
GERMANY	Minutes
Germany - Mobile	Minutes
SPAIN	Minutes
Spain - Mobile	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
UNITED KINGDOM	Minutes
United Kingdom - Mobile	Minutes
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA	Minutes
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA	Minutes
MEXICO	Minutes
Domestic Data - Switched Digital 56/64
Interstate	Minutes
California Interlata	Minutes
California Intralata	Minutes
International Data - Switched Digital 56/64
CANADA	Minutes
SWITZERLAND	Minutes
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	Minutes
Domestic Reservationless-Toll Dial In	Minutes
EMEA Reservationless-TF	Minutes
EMEA Reservationless-DD	Minutes
Asia/Pac Reservationless-TF	Minutes
Asia/Pac Reservationless- DD	Minutes
Standard Operator Assisted-Toll Free	Minutes
Standard Operator Assisted-Toll	Minutes
Premier Toll-Free Dial-In	Minutes
Premier Toll Dial-In	Minutes
Named User Subscription (2500 to 4999)	users

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Data / Voice Carrier - ARC/RRC Rates		USD	1.0000

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

5 Year Term					Optional One Year Extensions
2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

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Site Name	Primary or Backup	Additional Comments

	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

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Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

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Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

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Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

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Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

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Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
these are the original OC3’s
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd.	Managed Internet	access circuit
UKCA	Amgen Limited	Managed Internet	access circuit
USBO	Amgen Inc.	Managed Internet	access circuit
USTO	Amgen Inc.	Managed Internet	access circuit
IBMB	IBM boulder data center	Managed Internet	access circuit
IBMC	IBM Columbus data center	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users

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Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits
CNHK	Hong Kong	VPN office Device	# Remote CPE
CNHK	Hong Kong	Broadband ISP Access	# Circuits
INMU	India	VPN office Device	# Remote CPE
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	# Remote CPE
AUNZ	NZ	Broadband ISP Access	# Circuits
CAON	Canada	VPN office Device	# Remote CPE
CAON	Canada	Broadband ISP Access	# Circuits
EETA	Estonia	VPN office Device	# Remote CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits
No site code	Czech	VPN office Device	# Remote CPE
No site code	Czech	Broadband ISP Access	# Circuits
No site code	Hungary	VPN office Device	# Remote CPE
No site code	Hungary	Broadband ISP Access	# Circuits
No site code	Portugal	VPN office Device	# Remote CPE
No site code	Portugal	Broadband ISP Access	# Circuits
BRBR	Brazil	VPN office Device	# Remote CPE
BRBR	Brazil	Broadband ISP Access	# Circuits
MXMC	Mexico City	VPN office Device	# Remote CPE
MXMC	Mexico City	Broadband ISP Access	# Circuits
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs
Supplier Defined
Supplier Defined
Supplier Defined
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
	Outbound Switched		Minutes
	Outbound Ded		Minutes
	Outbound Fully Connected		Minutes
	Inbound Switched		Minutes
	Inbound Dedicated		Minutes
Domestic Voice - Intrastate Dedicated Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Switched Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Ded to Ded
	California		Minutes
	Colorado		Minutes
	Kentucky		Minutes
	Massachusetts		Minutes
	RhodeIsland		Minutes

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IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington	Minutes
WashingtonDC	Minutes
California	Minutes
Colorado	Minutes
Washington	Minutes
Domestic Voice - Intrastate Switched Inbound
California Interlata	Minutes
California Intralata	Minutes
Domestic Voice - Intrastate Dedicated Inbound
California Interlata	Minutes
California Intralata	Minutes
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA	Minutes
GERMANY	Minutes
Germany - Mobile	Minutes
SPAIN	Minutes
Spain - Mobile	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
UNITED KINGDOM	Minutes
United Kingdom - Mobile	Minutes
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA	Minutes
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA	Minutes
MEXICO	Minutes
Domestic Data - Switched Digital 56/64
Interstate	Minutes
California Interlata	Minutes
California Intralata	Minutes
International Data - Switched Digital 56/64
CANADA	Minutes
SWITZERLAND	Minutes
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	Minutes
Domestic Reservationless-Toll Dial In	Minutes
EMEA Reservationless-TF	Minutes
EMEA Reservationless-DD	Minutes
Asia/Pac Reservationless-TF	Minutes
Asia/Pac Reservationless- DD	Minutes
Standard Operator Assisted-Toll Free	Minutes
Standard Operator Assisted-Toll	Minutes
Premier Toll-Free Dial-In	Minutes
Premier Toll Dial-In	Minutes
Named User Subscription (2500 to 4999)	users

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	Rates Added 12/4/09
	Outbound
III_Desc	Rate Sched	RS_Desc	Access Type	AT_Desc	Term_St	Rate Period	Billed_As	Per Minute Price *
AT&T Digital Link	COB	CO Sched B-State Tariffs	73	Direct Dial	CO	1	Excluded call.	[*]
AT&T Digital Link	COB	CO Sched B-State Tariffs	73	Direct Dial	CO	2	Excluded call.	[*]
AT&T Digital Link	COB	CO Sched B-State Tariffs	73	Direct Dial	CO	3	Excluded call.	[*]
AT&T Digital Link	KYB	KY Sched B-State Tariffs	73	Direct Dial	KY	1	Excluded call.	[*]
AT&T Digital Link	KYB	KY Sched B-State Tariffs	73	Direct Dial	KY	2	Excluded call.	[*]
AT&T Digital Link	KYB	KY Sched B-State Tariffs	73	Direct Dial	KY	3	Excluded call.	[*]
AT&T Digital Link	MAB	MA Sched B-State Tariffs	73	Direct Dial	MA	1	Excluded call.	[*]
AT&T Digital Link	MAB	MA Sched B-State Tariffs	73	Direct Dial	MA	2	Excluded call.	[*]
AT&T Digital Link	MAB	MA Sched B-State Tariffs	73	Direct Dial	MA	3	Excluded call.	[*]
AT&T Digital Link	RIB	RI Sched B-State Tariffs	73	Direct Dial	RI	1	Excluded call.	[*]
AT&T Digital Link	RIB	RI Sched B-State Tariffs	73	Direct Dial	RI	2	Excluded call.	[*]
AT&T Digital Link	RIB	RI Sched B-State Tariffs	73	Direct Dial	RI	3	Excluded call.	[*]
AT&T Digital Link	WAB	WA Sched B-State Tariffs	73	Direct Dial	WA	1	Excluded call.	[*]
AT&T Digital Link	WAB	WA Sched B-State Tariffs	73	Direct Dial	WA	2	Excluded call.	[*]
AT&T Digital Link	WAB	WA Sched B-State Tariffs	73	Direct Dial	WA	3	Excluded call.	[*]
Intrastate	CTA	CT Sched A-State Tariffs	05	Intra IntraLATA	CT	--	Excluded call.	[*]
Intrastate	FLA	FL Sched A-State Tariffs	10	Intrastate	FL	--	Excluded call.	[*]
Intrastate	FLA	FL Sched A-State Tariffs	05	Intra IntraLATA	FL	--	Excluded call.	[*]
Intrastate	GAA	GA Sched A-State Tariffs	10	Intrastate	GA	--	Excluded call.	[*]
Intrastate	IAA	IA Sched A-State Tariffs	10	Intrastate	IA	--	Excluded call.	[*]
Intrastate	ILA	IL Sched A-State Tariffs	10	Intrastate	IL	--	Excluded call.	[*]
Intrastate	ILA	IL Sched A-State Tariffs	05	Intra IntraLATA	IL	--	Excluded call.	[*]
Intrastate	INA	IN Sched A-State Tariffs	10	Intrastate	IN	--	Excluded call.	[*]
Intrastate	INA	IN Sched A-State Tariffs	05	Intra IntraLATA	IN	--	Excluded call.	[*]
Intrastate	KSA	KS Sched A-State Tariffs	10	Intrastate	KS	--	Excluded call.	[*]
Intrastate	KYC	KY Sched C-State Tariffs	05	Intra IntraLATA	KY	--	Excluded call.	[*]
Intrastate	MAC	MA Sched C-State Tariffs	05	Intra IntraLATA	MA	--	Excluded call.	[*]
Intrastate	MDA	MD Sched A-State Tariffs	10	Intrastate	MD	--	Excluded call.	[*]
Intrastate	MDA	MD Sched A-State Tariffs	05	Intra IntraLATA	MD	--	Excluded call.	[*]
Intrastate	MEA	ME Sched A-State Tariffs	5	Intra IntraLATA	ME	--	Excluded call.	[*]
Intrastate	MIA	MI Sched A-State Tariffs	10	Intrastate	MI	--	Excluded call.	[*]
Intrastate	MIA	MI Sched A-State Tariffs	05	Intra IntraLATA	MI	--	Excluded call.	[*]
Intrastate	MNA	MN Sched A-State Tariffs	10	Intrastate	MN	--	Excluded call.	[*]
Intrastate	MNA	MN Sched A-State Tariffs	05	Intra IntraLATA	MN	--	Excluded call.	[*]
Intrastate	MOA	MO Sched A-State Tariffs	10	Intrastate	MO	--	Excluded call.	[*]
Intrastate	MOA	MO Sched A-State Tariffs	05	Intra IntraLATA	MO	--	Excluded call.	[*]
Intrastate	NCA	NC Sched A-State Tariffs	10	Intrastate	NC	--	Excluded call.	[*]
Intrastate	NCA	NC Sched A-State Tariffs	05	Intra IntraLATA	NC	--	Excluded call.	[*]
Intrastate	NJA	NJ Sched A-State Tariffs	10	Intrastate	NJ	--	Excluded call.	[*]
Intrastate	NJA	NJ Sched A-State Tariffs	05	Intra IntraLATA	NJ	--	Excluded call.	[*]
Intrastate	NYA	NY Sched A-State Tariffs	10	Intrastate	NY	--	Excluded call.	[*]
Intrastate	NYA	NY Sched A-State Tariffs	05	Intra IntraLATA	NY	--	Excluded call.	[*]
Intrastate	OHA	OH Sched A-State Tariffs	10	Intrastate	OH	--	Excluded call.	[*]
Intrastate	OHA	OH Sched A-State Tariffs	05	Intra IntraLATA	OH	--	Excluded call.	[*]
Intrastate	OKA	OK Sched A-State Tariffs	05	Intra IntraLATA	OK	--	Excluded call.	[*]

Intrastate	OKA	OK Sched A-State Tariffs	10	Intrastate	OK	--	Excluded call.	[*]
Intrastate	ORA	OR Sched A-State Tariffs	10	Intrastate	OR	--	Excluded call.	[*]
Intrastate	ORA	OR Sched A-State Tariffs	05	Intra IntraLATA	OR	--	Excluded call.	[*]
Intrastate	PAA	PA Sched A-State Tariffs	10	Intrastate	PA	--	Excluded call.	[*]
Intrastate	PAA	PA Sched A-State Tariffs	05	Intra IntraLATA	PA	--	Excluded call.	[*]
Intrastate	SCA	SC Sched A-State Tariffs	10	Intrastate	SC	--	Excluded call.	[*]
Intrastate	SCA	SC Sched A-State Tariffs	05	Intra IntraLATA	SC	--	Excluded call.	[*]
Intrastate	TNA	TN Sched A-State Tariffs	10	Intrastate	TN	--	Excluded call.	[*]
Intrastate	TXA	TX Sched A-State Tariffs	10	Intrastate	TX	--	Excluded call.	[*]
Intrastate	TXA	TX Sched A-State Tariffs	05	Intra IntraLATA	TX	--	Excluded call.	[*]
Intrastate	VAA	VA Sched A-State Tariffs	10	Intrastate	VA	--	Excluded call.	[*]
Intrastate	VAA	VA Sched A-State Tariffs	05	Intra IntraLATA	VA	--	Excluded call.	[*]
Intrastate	WIA	WI Sched A-State Tariffs	05	Intra IntraLATA	WI	--	Excluded call.	[*]
Intrastate	WVA	WV Sched A-State Tariffs	10	Intrastate	WV	--	Excluded call.	[*]
Intrastate	WVA	WV Sched A-State Tariffs	05	Intra IntraLATA	WV	--	Excluded call.	[*]
Interstate	ISD	Interst Dir. Assist.	50	Dir Assist	--	--	Directory Assistance	[*]
Intrastate	CAX	CA Intrast DA-St Tariffs	50	Dir Assist	CA	--	Directory Assistance	[*]
	KSX		50	50	Dir Assist	--	Directory Assistance	[*]
	TXX		50	50	Dir Assist	--	Directory Assistance	[*]
	WAX		50	50	Dir Assist	--	Directory Assistance	[*]
Intrastate	OHX	OH Intrast DA-St Tariffs	50	Dir Assist	OH	--	Directory Assistance	[*]
Interstate	H	SDDN Sched H switched	20	Interstate	--	--	Excluded call.	[*]
Intrastate	CAH	CA Sched H-State Tariffs	10	Intrastate	CA	--	Excluded call.	[*]
Overseas	ILE		40		ARGENTINA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	ARGENTINA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	ARGENTINA	--	Excluded call.	[*]
Overseas	ILE		40		AUSTRALIA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	AUSTRALIA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	AUSTRALIA	--	Excluded call.	[*]
Overseas	ILE		40		AUSTRIA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	AUSTRIA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	AUSTRIA	--	Excluded call.	[*]
Offshore	AWC	SDN Special Originating	40	Intl Off-Net	BAHAMAS	--	Excluded call.	[*]
Offshore	AWC	SDN Special Originating	40	Intl Off-Net	BARBADOS	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	BELARUS	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	BELGIUM	--	Excluded call.	[*]
Overseas	ILE		40		BELGIUM	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	BELGIUM	--	Excluded call.	[*]
Offshore	AWC	SDN Special Originating	40	Intl Off-Net	BERMUDA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	BRAZIL	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	BULGARIA	--	Excluded call.	[*]
Offshore	ISO	SDN Switched Originating	40	Intl Off-Net	CAYMAN ISL	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	CHILE	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	CHILE	--	Excluded call.	[*]
Overseas	ILE		40		CHINA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	CHINA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	CHINA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	COLOMBIA	--	Excluded call.	[*]
Overseas	ILE		40		COLOMBIA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	COSTA RICA	--	Excluded call.	[*]

Overseas	AWC	SDN Special Originating	40	Intl Off-Net	CZECH REP	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	DENMARK	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	FINLAND	--	Excluded call.	[*]
Overseas	ILE		40		FRANCE	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	FRANCE	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	FRANCE	--	Excluded call.	[*]
Overseas	ILE		40		GERMANY	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	GERMANY	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	GHANA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	GUATEMALA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	HONDURAS	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	HONG KONG	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	HUNGARY	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	INDIA	--	Excluded call.	[*]
Overseas	ILE		40		INDIA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	INDIA	--	Excluded call.	[*]
Overseas	ILE		40		IRAN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	IRAN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	IRELAND	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	IRELAND	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	ISRAEL	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	ISRAEL	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	ITALY	--	Excluded call.	[*]
Overseas	ILE		40		ITALY	--	Excluded call.	[*]
Overseas	ILE		40		JAPAN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	JAPAN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	JAPAN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	JORDAN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	JORDAN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	KOREA REP	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	LEBANON	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	LUXEMBOURG	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	MALAYSIA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	NEPAL	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	NETHERLAND	--	Excluded call.	[*]
Overseas	ILE		40		NETHERLAND	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	NETHERLAND	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	NEW ZEALAN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	NORWAY	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	NT ANTILLE	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	PAKISTAN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	PERU	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	PHILIPPINE	--	Excluded call.	[*]
Overseas	ILE		40		POLAND	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	POLAND	--	Excluded call.	[*]
Overseas	ILE		40		PORTUGAL	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	PORTUGAL	--	Excluded call.	[*]
Overseas	ILE		40		RUSSIA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	RUSSIA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	SAUDI ARAB	--	Excluded call.	[*]

Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SAUDI ARAB	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SINGAPORE	--	Excluded call.	[*]
Overseas	ILE		40		SINGAPORE	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	S AFRICA	--	Excluded call.	[*]
Overseas	ILE		40		SPAIN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	SPAIN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SRI LANKA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	ST KITS&NV	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	ST VIN&GRN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SWEDEN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SWITZERLND	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	SWITZERLND	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SYRIAN REP	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	TAIWAN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	TAIWAN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	THAILAND	--	Excluded call.	[*]
Offshore	AWC	SDN Special Originating	40	Intl Off-Net	TRKS&CACOS	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	TURKEY	--	Excluded call.	[*]
Overseas	ILE		40		TURKEY	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	UKRAINE	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	UK	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	UK	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	MX BAND 1	--	Excluded call.	[*]
	AWC		40		MX BAND 4	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	MX BAND 6	--	Excluded call.	[*]
Overseas	ILE		40		MX BAND 7	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	MX BAND 7	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	MX BAND 7	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	MX BAND 7	--	Excluded call.	[*]
	AWC		40		MX BAND 7	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	MX BAND 8	--	Excluded call.	[*]
Offshore	IDT	SDDN to International	40	Intl Off-Net	CANADA	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	AUSTRALIA	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	AUSTRIA	--	Excluded call.	[*]
	IDT	SDDN to International	40	Intl Off-Net	BELGIUM	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	FRANCE	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	GERMANY	--	Excluded call.	[*]
	IDT	SDDN to International	40	Intl Off-Net	INDIA	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	ITALY	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	JAPAN	--	Excluded call.	[*]
	IDT	SDDN to International	40	Intl Off-Net	NETHERLAND	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	POLAND	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	PORTUGAL	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	SINGAPORE	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	SPAIN	--	Excluded call.	[*]
	IDT	SDDN to International	40	Intl Off-Net	SWEDEN	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	SWITZERLND	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	UK	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	AFGANISTAN	Offpeak	Excluded call.	[*]
Overseas		SDN Special Originating	40	Intl Off-Net	AFGANISTAN	Peak	Excluded call.	[*]

Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SERBIA	Offpeak	Excluded call.	[*]
Overseas		SDN Special Originating	40	Intl Off-Net	SERBIA	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	ARGENTINA	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	ARGENTINA	Offpeak	Excluded call.	[*]
	IME		40		BAHRAIN	Peak	Excluded call.	[*]
	IME		40		BAHRAIN	Offpeak	Excluded call.	[*]
Offshore	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	BARBADOS	Peak	Excluded call.	[*]
Offshore	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	BARBADOS	Offpeak	Excluded call.	[*]
	AMC		40		BELIZE	Peak	Excluded call.	[*]
	AMC		40		BELIZE	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	BULGARIA	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	BULGARIA	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	CHINA	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	CHINA	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	CONGO REP	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	CONGO REP	Offpeak	Excluded call.	[*]
Offshore	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	DOMNCN REP	Peak	Excluded call.	[*]
Offshore	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	DOMNCN REP	Offpeak	Excluded call.	[*]
	AMC		40	Intl Off-Net	EGYPT	Peak	Excluded call.	[*]
	AMC		40	Intl Off-Net	EGYPT	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	GHANA	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	GHANA	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	GUATEMALA	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	GUATEMALA	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	HONDURAS	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	HONDURAS	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	HONG KONG	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	HONG KONG	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MOROCCO	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MOROCCO	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MX BAND 1	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MX BAND 1	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MX BAND 6	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MX BAND 6	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MX BAND 7	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MX BAND 7	Offpeak	Excluded call.	[*]
	IME		40		MX BAND 7	Peak	Excluded call.	[*]
	IME		40		MX BAND 7	Offpeak	Excluded call.	[*]
	AMC		40		NIGERIA	Peak	Excluded call.	[*]
	AMC		40		NIGERIA	Offpeak	Excluded call.	[*]
	AMC		40		PAKISTAN	Peak	Excluded call.	[*]
	AMC		40		PAKISTAN	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	SINGAPORE	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	SINGAPORE	--	Excluded call.	[*]
Offshore	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	TRINIDAD	Peak	Excluded call.	[*]
Offshore	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	TRINIDAD	Offpeak	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	TURKEY	Peak	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	TURKEY	Offpeak	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	URUGUAY	Peak	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	URUGUAY	Offpeak	Excluded call.	[*]

Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	AUSTRALIA	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	AUSTRALIA	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	AUSTRIA	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	AUSTRIA	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	BELGIUM	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	BELGIUM	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	BRAZIL	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	CHILE	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	CZECH REP	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	DENMARK	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	FINLAND	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	FRANCE	--	Excluded call.	[*]
Overseas	IME	SDN Special Orig-Mobile	40	Intl Off-Net	FRANCE	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	GREECE	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	INDIA	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	INDIA	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	IRELAND	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	ISRAEL	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	ITALY	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	JAPAN	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	NETHERLAND	--	Excluded call.	[*]
Overseas	IME	SDN Special Orig-Mobile	40	Intl Off-Net	NETHERLAND	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	NORWAY	--	Excluded call.	[*]
Overseas	IME	SDN Special Orig-Mobile	40	Intl Off-Net	NORWAY	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	PERU	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	PHILIPPINE	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	POLAND	--	Excluded call.	[*]
Overseas	IME	SDN Special Orig-Mobile	40	Intl Off-Net	POLAND	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	PORTUGAL	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	PORTUGAL	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	S AFRICA	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	SPAIN	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	SWEDEN	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	SWITZERLND	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	SWITZERLND	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	UK	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	UK	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	GLOBAL SAT	--	Excluded call.	[*]

	Rates Added 12/4/09
	Outbound
III_Desc	Rate Sched	RS_Desc	Access Type	AT_Desc	Term_St	Rate Period	Billed_As	Per Minute Price *
AT&T Digital Link	COB	CO Sched B-State Tariffs	73	Direct Dial	CO	1	Excluded call.	[*]
AT&T Digital Link	COB	CO Sched B-State Tariffs	73	Direct Dial	CO	2	Excluded call.	[*]
AT&T Digital Link	COB	CO Sched B-State Tariffs	73	Direct Dial	CO	3	Excluded call.	[*]
AT&T Digital Link	KYB	KY Sched B-State Tariffs	73	Direct Dial	KY	1	Excluded call.	[*]
AT&T Digital Link	KYB	KY Sched B-State Tariffs	73	Direct Dial	KY	2	Excluded call.	[*]
AT&T Digital Link	KYB	KY Sched B-State Tariffs	73	Direct Dial	KY	3	Excluded call.	[*]
AT&T Digital Link	MAB	MA Sched B-State Tariffs	73	Direct Dial	MA	1	Excluded call.	[*]
AT&T Digital Link	MAB	MA Sched B-State Tariffs	73	Direct Dial	MA	2	Excluded call.	[*]
AT&T Digital Link	MAB	MA Sched B-State Tariffs	73	Direct Dial	MA	3	Excluded call.	[*]
AT&T Digital Link	RIB	RI Sched B-State Tariffs	73	Direct Dial	RI	1	Excluded call.	[*]
AT&T Digital Link	RIB	RI Sched B-State Tariffs	73	Direct Dial	RI	2	Excluded call.	[*]
AT&T Digital Link	RIB	RI Sched B-State Tariffs	73	Direct Dial	RI	3	Excluded call.	[*]
AT&T Digital Link	WAB	WA Sched B-State Tariffs	73	Direct Dial	WA	1	Excluded call.	[*]
AT&T Digital Link	WAB	WA Sched B-State Tariffs	73	Direct Dial	WA	2	Excluded call.	[*]
AT&T Digital Link	WAB	WA Sched B-State Tariffs	73	Direct Dial	WA	3	Excluded call.	[*]
Intrastate	CTA	CT Sched A-State Tariffs	05	Intra IntraLATA	CT	--	Excluded call.	[*]
Intrastate	FLA	FL Sched A-State Tariffs	10	Intrastate	FL	--	Excluded call.	[*]
Intrastate	FLA	FL Sched A-State Tariffs	05	Intra IntraLATA	FL	--	Excluded call.	[*]
Intrastate	GAA	GA Sched A-State Tariffs	10	Intrastate	GA	--	Excluded call.	[*]
Intrastate	IAA	IA Sched A-State Tariffs	10	Intrastate	IA	--	Excluded call.	[*]
Intrastate	ILA	IL Sched A-State Tariffs	10	Intrastate	IL	--	Excluded call.	[*]
Intrastate	ILA	IL Sched A-State Tariffs	05	Intra IntraLATA	IL	--	Excluded call.	[*]
Intrastate	INA	IN Sched A-State Tariffs	10	Intrastate	IN	--	Excluded call.	[*]
Intrastate	INA	IN Sched A-State Tariffs	05	Intra IntraLATA	IN	--	Excluded call.	[*]
Intrastate	KSA	KS Sched A-State Tariffs	10	Intrastate	KS	--	Excluded call.	[*]
Intrastate	KYC	KY Sched C-State Tariffs	05	Intra IntraLATA	KY	--	Excluded call.	[*]
Intrastate	MAC	MA Sched C-State Tariffs	05	Intra IntraLATA	MA	--	Excluded call.	[*]
Intrastate	MDA	MD Sched A-State Tariffs	10	Intrastate	MD	--	Excluded call.	[*]
Intrastate	MDA	MD Sched A-State Tariffs	05	Intra IntraLATA	MD	--	Excluded call.	[*]
Intrastate	MEA	ME Sched A-State Tariffs	5	Intra IntraLATA	ME	--	Excluded call.	[*]
Intrastate	MIA	MI Sched A-State Tariffs	10	Intrastate	MI	--	Excluded call.	[*]
Intrastate	MIA	MI Sched A-State Tariffs	05	Intra IntraLATA	MI	--	Excluded call.	[*]
Intrastate	MNA	MN Sched A-State Tariffs	10	Intrastate	MN	--	Excluded call.	[*]
Intrastate	MNA	MN Sched A-State Tariffs	05	Intra IntraLATA	MN	--	Excluded call.	[*]
Intrastate	MOA	MO Sched A-State Tariffs	10	Intrastate	MO	--	Excluded call.	[*]
Intrastate	MOA	MO Sched A-State Tariffs	05	Intra IntraLATA	MO	--	Excluded call.	[*]
Intrastate	NCA	NC Sched A-State Tariffs	10	Intrastate	NC	--	Excluded call.	[*]
Intrastate	NCA	NC Sched A-State Tariffs	05	Intra IntraLATA	NC	--	Excluded call.	[*]
Intrastate	NJA	NJ Sched A-State Tariffs	10	Intrastate	NJ	--	Excluded call.	[*]
Intrastate	NJA	NJ Sched A-State Tariffs	05	Intra IntraLATA	NJ	--	Excluded call.	[*]
Intrastate	NYA	NY Sched A-State Tariffs	10	Intrastate	NY	--	Excluded call.	[*]
Intrastate	NYA	NY Sched A-State Tariffs	05	Intra IntraLATA	NY	--	Excluded call.	[*]
Intrastate	OHA	OH Sched A-State Tariffs	10	Intrastate	OH	--	Excluded call.	[*]
Intrastate	OHA	OH Sched A-State Tariffs	05	Intra IntraLATA	OH	--	Excluded call.	[*]
Intrastate	OKA	OK Sched A-State Tariffs	05	Intra IntraLATA	OK	--	Excluded call.	[*]

Intrastate	OKA	OK Sched A-State Tariffs	10	Intrastate	OK	--	Excluded call.	[*]
Intrastate	ORA	OR Sched A-State Tariffs	10	Intrastate	OR	--	Excluded call.	[*]
Intrastate	ORA	OR Sched A-State Tariffs	05	Intra IntraLATA	OR	--	Excluded call.	[*]
Intrastate	PAA	PA Sched A-State Tariffs	10	Intrastate	PA	--	Excluded call.	[*]
Intrastate	PAA	PA Sched A-State Tariffs	05	Intra IntraLATA	PA	--	Excluded call.	[*]
Intrastate	SCA	SC Sched A-State Tariffs	10	Intrastate	SC	--	Excluded call.	[*]
Intrastate	SCA	SC Sched A-State Tariffs	05	Intra IntraLATA	SC	--	Excluded call.	[*]
Intrastate	TNA	TN Sched A-State Tariffs	10	Intrastate	TN	--	Excluded call.	[*]
Intrastate	TXA	TX Sched A-State Tariffs	10	Intrastate	TX	--	Excluded call.	[*]
Intrastate	TXA	TX Sched A-State Tariffs	05	Intra IntraLATA	TX	--	Excluded call.	[*]
Intrastate	VAA	VA Sched A-State Tariffs	10	Intrastate	VA	--	Excluded call.	[*]
Intrastate	VAA	VA Sched A-State Tariffs	05	Intra IntraLATA	VA	--	Excluded call.	[*]
Intrastate	WIA	WI Sched A-State Tariffs	05	Intra IntraLATA	WI	--	Excluded call.	[*]
Intrastate	WVA	WV Sched A-State Tariffs	10	Intrastate	WV	--	Excluded call.	[*]
Intrastate	WVA	WV Sched A-State Tariffs	05	Intra IntraLATA	WV	--	Excluded call.	[*]
Interstate	ISD	Interst Dir. Assist.	50	Dir Assist	--	--	Directory Assistance	[*]
Intrastate	CAX	CA Intrast DA-St Tariffs	50	Dir Assist	CA	--	Directory Assistance	[*]
	KSX		50	50	Dir Assist	--	Directory Assistance	[*]
	TXX		50	50	Dir Assist	--	Directory Assistance	[*]
	WAX		50	50	Dir Assist	--	Directory Assistance	[*]
Intrastate	OHX	OH Intrast DA-St Tariffs	50	Dir Assist	OH	--	Directory Assistance	[*]
Interstate	H	SDDN Sched H switched	20	Interstate	--	--	Excluded call.	[*]
Intrastate	CAH	CA Sched H-State Tariffs	10	Intrastate	CA	--	Excluded call.	[*]
Overseas	ILE		40		ARGENTINA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	ARGENTINA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	ARGENTINA	--	Excluded call.	[*]
Overseas	ILE		40		AUSTRALIA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	AUSTRALIA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	AUSTRALIA	--	Excluded call.	[*]
Overseas	ILE		40		AUSTRIA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	AUSTRIA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	AUSTRIA	--	Excluded call.	[*]
Offshore	AWC	SDN Special Originating	40	Intl Off-Net	BAHAMAS	--	Excluded call.	[*]
Offshore	AWC	SDN Special Originating	40	Intl Off-Net	BARBADOS	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	BELARUS	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	BELGIUM	--	Excluded call.	[*]
Overseas	ILE		40		BELGIUM	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	BELGIUM	--	Excluded call.	[*]
Offshore	AWC	SDN Special Originating	40	Intl Off-Net	BERMUDA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	BRAZIL	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	BULGARIA	--	Excluded call.	[*]
Offshore	ISO	SDN Switched Originating	40	Intl Off-Net	CAYMAN ISL	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	CHILE	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	CHILE	--	Excluded call.	[*]
Overseas	ILE		40		CHINA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	CHINA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	CHINA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	COLOMBIA	--	Excluded call.	[*]
Overseas	ILE		40		COLOMBIA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	COSTA RICA	--	Excluded call.	[*]

Overseas	AWC	SDN Special Originating	40	Intl Off-Net	CZECH REP	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	DENMARK	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	FINLAND	--	Excluded call.	[*]
Overseas	ILE		40		FRANCE	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	FRANCE	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	FRANCE	--	Excluded call.	[*]
Overseas	ILE		40		GERMANY	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	GERMANY	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	GHANA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	GUATEMALA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	HONDURAS	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	HONG KONG	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	HUNGARY	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	INDIA	--	Excluded call.	[*]
Overseas	ILE		40		INDIA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	INDIA	--	Excluded call.	[*]
Overseas	ILE		40		IRAN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	IRAN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	IRELAND	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	IRELAND	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	ISRAEL	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	ISRAEL	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	ITALY	--	Excluded call.	[*]
Overseas	ILE		40		ITALY	--	Excluded call.	[*]
Overseas	ILE		40		JAPAN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	JAPAN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	JAPAN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	JORDAN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	JORDAN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	KOREA REP	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	LEBANON	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	LUXEMBOURG	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	MALAYSIA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	NEPAL	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	NETHERLAND	--	Excluded call.	[*]
Overseas	ILE		40		NETHERLAND	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	NETHERLAND	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	NEW ZEALAN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	NORWAY	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	NT ANTILLE	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	PAKISTAN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	PERU	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	PHILIPPINE	--	Excluded call.	[*]
Overseas	ILE		40		POLAND	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	POLAND	--	Excluded call.	[*]
Overseas	ILE		40		PORTUGAL	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	PORTUGAL	--	Excluded call.	[*]
Overseas	ILE		40		RUSSIA	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	RUSSIA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	SAUDI ARAB	--	Excluded call.	[*]

Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SAUDI ARAB	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SINGAPORE	--	Excluded call.	[*]
Overseas	ILE		40		SINGAPORE	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	S AFRICA	--	Excluded call.	[*]
Overseas	ILE		40		SPAIN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	SPAIN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SRI LANKA	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	ST KITS&NV	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	ST VIN&GRN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SWEDEN	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SWITZERLND	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	SWITZERLND	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SYRIAN REP	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	TAIWAN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	TAIWAN	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	THAILAND	--	Excluded call.	[*]
Offshore	AWC	SDN Special Originating	40	Intl Off-Net	TRKS&CACOS	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	TURKEY	--	Excluded call.	[*]
Overseas	ILE		40		TURKEY	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	UKRAINE	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	UK	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	UK	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	MX BAND 1	--	Excluded call.	[*]
	AWC		40		MX BAND 4	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	MX BAND 6	--	Excluded call.	[*]
Overseas	ILE		40		MX BAND 7	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	MX BAND 7	--	Excluded call.	[*]
Overseas	ISO	SDN Switched Originating	40	Intl Off-Net	MX BAND 7	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	MX BAND 7	--	Excluded call.	[*]
	AWC		40		MX BAND 7	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	MX BAND 8	--	Excluded call.	[*]
Offshore	IDT	SDDN to International	40	Intl Off-Net	CANADA	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	AUSTRALIA	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	AUSTRIA	--	Excluded call.	[*]
	IDT	SDDN to International	40	Intl Off-Net	BELGIUM	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	FRANCE	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	GERMANY	--	Excluded call.	[*]
	IDT	SDDN to International	40	Intl Off-Net	INDIA	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	ITALY	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	JAPAN	--	Excluded call.	[*]
	IDT	SDDN to International	40	Intl Off-Net	NETHERLAND	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	POLAND	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	PORTUGAL	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	SINGAPORE	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	SPAIN	--	Excluded call.	[*]
	IDT	SDDN to International	40	Intl Off-Net	SWEDEN	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	SWITZERLND	--	Excluded call.	[*]
Overseas	IDT	SDDN to International	40	Intl Off-Net	UK	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	AFGANISTAN	Offpeak	Excluded call.	[*]
Overseas		SDN Special Originating	40	Intl Off-Net	AFGANISTAN	Peak	Excluded call.	[*]

Overseas	AWC	SDN Special Originating	40	Intl Off-Net	SERBIA	Offpeak	Excluded call.	[*]
Overseas		SDN Special Originating	40	Intl Off-Net	SERBIA	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	ARGENTINA	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	ARGENTINA	Offpeak	Excluded call.	[*]
	IME		40		BAHRAIN	Peak	Excluded call.	[*]
	IME		40		BAHRAIN	Offpeak	Excluded call.	[*]
Offshore	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	BARBADOS	Peak	Excluded call.	[*]
Offshore	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	BARBADOS	Offpeak	Excluded call.	[*]
	AMC		40		BELIZE	Peak	Excluded call.	[*]
	AMC		40		BELIZE	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	BULGARIA	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	BULGARIA	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	CHINA	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	CHINA	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	CONGO REP	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	CONGO REP	Offpeak	Excluded call.	[*]
Offshore	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	DOMNCN REP	Peak	Excluded call.	[*]
Offshore	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	DOMNCN REP	Offpeak	Excluded call.	[*]
	AMC		40	Intl Off-Net	EGYPT	Peak	Excluded call.	[*]
	AMC		40	Intl Off-Net	EGYPT	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	GHANA	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	GHANA	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	GUATEMALA	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	GUATEMALA	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	HONDURAS	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	HONDURAS	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	HONG KONG	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	HONG KONG	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MOROCCO	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MOROCCO	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MX BAND 1	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MX BAND 1	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MX BAND 6	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MX BAND 6	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MX BAND 7	Peak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	MX BAND 7	Offpeak	Excluded call.	[*]
	IME		40		MX BAND 7	Peak	Excluded call.	[*]
	IME		40		MX BAND 7	Offpeak	Excluded call.	[*]
	AMC		40		NIGERIA	Peak	Excluded call.	[*]
	AMC		40		NIGERIA	Offpeak	Excluded call.	[*]
	AMC		40		PAKISTAN	Peak	Excluded call.	[*]
	AMC		40		PAKISTAN	Offpeak	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	SINGAPORE	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	SINGAPORE	--	Excluded call.	[*]
Offshore	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	TRINIDAD	Peak	Excluded call.	[*]
Offshore	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	TRINIDAD	Offpeak	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	TURKEY	Peak	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	TURKEY	Offpeak	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	URUGUAY	Peak	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	URUGUAY	Offpeak	Excluded call.	[*]

Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	AUSTRALIA	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	AUSTRALIA	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	AUSTRIA	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	AUSTRIA	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	BELGIUM	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	BELGIUM	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	BRAZIL	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	CHILE	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	CZECH REP	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	DENMARK	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	FINLAND	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	FRANCE	--	Excluded call.	[*]
Overseas	IME	SDN Special Orig-Mobile	40	Intl Off-Net	FRANCE	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	GREECE	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	INDIA	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	INDIA	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	IRELAND	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	ISRAEL	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	ITALY	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	JAPAN	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	NETHERLAND	--	Excluded call.	[*]
Overseas	IME	SDN Special Orig-Mobile	40	Intl Off-Net	NETHERLAND	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	NORWAY	--	Excluded call.	[*]
Overseas	IME	SDN Special Orig-Mobile	40	Intl Off-Net	NORWAY	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	PERU	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	PHILIPPINE	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	POLAND	--	Excluded call.	[*]
Overseas	IME	SDN Special Orig-Mobile	40	Intl Off-Net	POLAND	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	PORTUGAL	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	PORTUGAL	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	S AFRICA	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	SPAIN	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	SWEDEN	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	SWITZERLND	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	SWITZERLND	--	Excluded call.	[*]
Overseas	AMC	SDN Special Orig-Mobile	40	Intl Off-Net	UK	--	Excluded call.	[*]
Overseas	IME	SDN Switched Orig-Mobile	40	Intl Off-Net	UK	--	Excluded call.	[*]
Overseas	AWC	SDN Special Originating	40	Intl Off-Net	GLOBAL SAT	--	Excluded call.	[*]

	Rates Added 12/4/09
	Inbound
Rebill Method	Access Type	AT Desc	ST Desc	Place	Billed As	Per Minute Price
EXCL	05	Intra IntraLATA	Megacom 800	PR	Excluded call.	[*]
EXCL	ME71E	Intrastate	MEGACOM 800	CO	Excluded call.	[*]
EXCL	05	Intra IntraLATA	Megacom 800	CO	Excluded call.	[*]
EXCL	05	Intra IntraLATA	800 Readyline	CO	Excluded call.	[*]
EXCL	05	Intra IntraLATA	800 Readyline	GA	Excluded call.	[*]
EXCL	10	Intrastate	800 Readyline	IL	Excluded call.	[*]
EXCL	10	Intrastate	Megacom 800	KY	Excluded call.	[*]
EXCL	05	Intra IntraLATA	Megacom 800	KY	Excluded call.	[*]
EXCL	ME71E	Intralata	MEGACOM 800	MA	Excluded call.	[*]
EXCL	10	Intrastate	800 Readyline	NJ	Excluded call.	[*]
EXCL	05	Intra IntraLATA	800 Readyline	NJ	Excluded call.	[*]
EXCL	10	Intrastate	Megacom 800	PA	Excluded call.	[*]
EXCL	05	Intra IntraLATA	Megacom 800	PA	Excluded call.	[*]
EXCL	05	Intra IntraLATA	800 Readyline	RI	Excluded call.	[*]
EXCL	10	Intrastate	Megacom 800	TX	Excluded call.	[*]
EXCL	05	Intra IntraLATA	Megacom 800	TX	Excluded call.	[*]
EXCL	05	Intra IntraLATA	Megacom 800	WA	Excluded call.	[*]
EXCL	05	Intra IntraLATA	800 Readyline	WA	Excluded call.	[*]
EXCL	10	Intrastate	Megacom 800	WA	Excluded call.	[*]
EXCL	10	Intrastate	800 Readyline	WA	Excluded call.	[*]
EXCL	89	Mexico	800 Readyline	--	Excluded call.	[*]
EXCL	88	Germany	Megacom 800	GE	Excluded call.	[*]
EXCL	9N	Inter 64	800 Multimedia	--	Excluded call.	[*]
EXCL	9A	In Lata Voice	800 Multimedia	--	Excluded call.	[*]
EXCL	9K	Inter Voice	800 Multimedia	--	Excluded call.	[*]
EXCL	ME78E	New Zealand	800 READYLINE	NZ	Excluded call.	[*]

	Rates Added 12/4/09

	Inbound
Rebill Method	Access Type	AT Desc	ST Desc	Place	Billed As	Per Minute Price
EXCL	05	Intra IntraLATA	Megacom 800	PR	Excluded call.	[*]
EXCL	ME71E	Intrastate	MEGACOM 800	CO	Excluded call.	[*]
EXCL	05	Intra IntraLATA	Megacom 800	CO	Excluded call.	[*]
EXCL	05	Intra IntraLATA	800 Readyline	CO	Excluded call.	[*]
EXCL	05	Intra IntraLATA	800 Readyline	GA	Excluded call.	[*]
EXCL	10	Intrastate	800 Readyline	IL	Excluded call.	[*]
EXCL	10	Intrastate	Megacom 800	KY	Excluded call.	[*]
EXCL	05	Intra IntraLATA	Megacom 800	KY	Excluded call.	[*]
EXCL	ME71E	Intralata	MEGACOM 800	MA	Excluded call.	[*]
EXCL	10	Intrastate	800 Readyline	NJ	Excluded call.	[*]
EXCL	05	Intra IntraLATA	800 Readyline	NJ	Excluded call.	[*]
EXCL	10	Intrastate	Megacom 800	PA	Excluded call.	[*]
EXCL	05	Intra IntraLATA	Megacom 800	PA	Excluded call.	[*]
EXCL	05	Intra IntraLATA	800 Readyline	RI	Excluded call.	[*]
EXCL	10	Intrastate	Megacom 800	TX	Excluded call.	[*]
EXCL	05	Intra IntraLATA	Megacom 800	TX	Excluded call.	[*]
EXCL	05	Intra IntraLATA	Megacom 800	WA	Excluded call.	[*]
EXCL	05	Intra IntraLATA	800 Readyline	WA	Excluded call.	[*]
EXCL	10	Intrastate	Megacom 800	WA	Excluded call.	[*]
EXCL	10	Intrastate	800 Readyline	WA	Excluded call.	[*]
EXCL	89	Mexico	800 Readyline	--	Excluded call.	[*]
EXCL	88	Germany	Megacom 800	GE	Excluded call.	[*]
EXCL	9N	Inter 64	800 Multimedia	--	Excluded call.	[*]
EXCL	9A	In Lata Voice	800 Multimedia	--	Excluded call.	[*]
EXCL	9K	Inter Voice	800 Multimedia	--	Excluded call.	[*]
EXCL	ME78E	New Zealand	800 READYLINE	NZ	Excluded call.	[*]

Data / Voice Carrier - ARC/RRC Rates		USD	1.0000
FOR INFORMATIONAL PURPOSES ONLY
Site Code	Description	Definition	Unit of Measure

DATA CARRIER PRICING

MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

5 Year Term					Optional One Year Extensions
2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Site Name	Primary or Backup	Additional Comments

	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
these are the original OC3’s
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd.	Managed Internet	access circuit
UKCA	Amgen Limited	Managed Internet	access circuit
USBO	Amgen Inc.	Managed Internet	access circuit
USTO	Amgen Inc.	Managed Internet	access circuit
IBMB	IBM boulder data center	Managed Internet	access circuit
IBMC	IBM Columbus data center	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users

Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits
CNHK	Hong Kong	VPN office Device	# Remote CPE
CNHK	Hong Kong	Broadband ISP Access	# Circuits
INMU	India	VPN office Device	# Remote CPE
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	# Remote CPE
AUNZ	NZ	Broadband ISP Access	# Circuits
CAON	Canada	VPN office Device	# Remote CPE
CAON	Canada	Broadband ISP Access	# Circuits
EETA	Estonia	VPN office Device	# Remote CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits
No site code	Czech	VPN office Device	# Remote CPE
No site code	Czech	Broadband ISP Access	# Circuits
No site code	Hungary	VPN office Device	# Remote CPE
No site code	Hungary	Broadband ISP Access	# Circuits
No site code	Portugal	VPN office Device	# Remote CPE
No site code	Portugal	Broadband ISP Access	# Circuits
BRBR	Brazil	VPN office Device	# Remote CPE
BRBR	Brazil	Broadband ISP Access	# Circuits
MXMC	Mexico City	VPN office Device	# Remote CPE
MXMC	Mexico City	Broadband ISP Access	# Circuits
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs

Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs
Supplier Defined
Supplier Defined
Supplier Defined
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
	Outbound Switched		Minutes
	Outbound Ded		Minutes
	Outbound Fully Connected		Minutes
	Inbound Switched		Minutes
	Inbound Dedicated		Minutes
Domestic Voice - Intrastate Dedicated Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Switched Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Ded to Ded
	California		Minutes
	Colorado		Minutes
	Kentucky		Minutes
	Massachusetts		Minutes
	RhodeIsland		Minutes

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington	Minutes
WashingtonDC	Minutes
California	Minutes
Colorado	Minutes
Washington	Minutes
Domestic Voice - Intrastate Switched Inbound
California Interlata	Minutes
California Intralata	Minutes
Domestic Voice - Intrastate Dedicated Inbound
California Interlata	Minutes
California Intralata	Minutes
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA	Minutes
GERMANY	Minutes
Germany - Mobile	Minutes
SPAIN	Minutes
Spain - Mobile	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
UNITED KINGDOM	Minutes
United Kingdom - Mobile	Minutes
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA	Minutes
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA	Minutes
MEXICO	Minutes
Domestic Data - Switched Digital 56/64
Interstate	Minutes
California Interlata	Minutes
California Intralata	Minutes
International Data - Switched Digital 56/64
CANADA	Minutes
SWITZERLAND	Minutes
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	Minutes
Domestic Reservationless-Toll Dial In	Minutes
EMEA Reservationless-TF	Minutes
EMEA Reservationless-DD	Minutes
Asia/Pac Reservationless-TF	Minutes
Asia/Pac Reservationless- DD	Minutes
Standard Operator Assisted-Toll Free	Minutes
Standard Operator Assisted-Toll	Minutes
Premier Toll-Free Dial-In	Minutes
Premier Toll Dial-In	Minutes
Named User Subscription (2500 to 4999)	users

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Data / Voice Carrier - ARC/RRC Rates		CAD	1.1000

Site Code	Description	Definition	Unit of Measure

DATA CARRIER PRICING

MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

5 Year Term					Optional One Year Extensions
2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Site Name	Primary or Backup	Additional Comments

	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
these are the original OC3’s
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd.	Managed Internet	access circuit
UKCA	Amgen Limited	Managed Internet	access circuit
USBO	Amgen Inc.	Managed Internet	access circuit
USTO	Amgen Inc.	Managed Internet	access circuit
IBMB	IBM boulder data center	Managed Internet	access circuit
IBMC	IBM Columbus data center	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users

Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits
CNHK	Hong Kong	VPN office Device	# Remote CPE
CNHK	Hong Kong	Broadband ISP Access	# Circuits
INMU	India	VPN office Device	# Remote CPE
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	# Remote CPE
AUNZ	NZ	Broadband ISP Access	# Circuits
CAON	Canada	VPN office Device	# Remote CPE
CAON	Canada	Broadband ISP Access	# Circuits
EETA	Estonia	VPN office Device	# Remote CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits
No site code	Czech	VPN office Device	# Remote CPE
No site code	Czech	Broadband ISP Access	# Circuits
No site code	Hungary	VPN office Device	# Remote CPE
No site code	Hungary	Broadband ISP Access	# Circuits
No site code	Portugal	VPN office Device	# Remote CPE
No site code	Portugal	Broadband ISP Access	# Circuits
BRBR	Brazil	VPN office Device	# Remote CPE
BRBR	Brazil	Broadband ISP Access	# Circuits
MXMC	Mexico City	VPN office Device	# Remote CPE
MXMC	Mexico City	Broadband ISP Access	# Circuits
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs

Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs
Supplier Defined
Supplier Defined
Supplier Defined
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
	Outbound Switched		Minutes
	Outbound Ded		Minutes
	Outbound Fully Connected		Minutes
	Inbound Switched		Minutes
	Inbound Dedicated		Minutes
Domestic Voice - Intrastate Dedicated Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Switched Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Ded to Ded
	California		Minutes
	Colorado		Minutes
	Kentucky		Minutes
	Massachusetts		Minutes
	RhodeIsland		Minutes

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington	Minutes
WashingtonDC	Minutes
California	Minutes
Colorado	Minutes
Washington	Minutes
Domestic Voice - Intrastate Switched Inbound
California Interlata	Minutes
California Intralata	Minutes
Domestic Voice - Intrastate Dedicated Inbound
California Interlata	Minutes
California Intralata	Minutes
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA	Minutes
GERMANY	Minutes
Germany - Mobile	Minutes
SPAIN	Minutes
Spain - Mobile	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
UNITED KINGDOM	Minutes
United Kingdom - Mobile	Minutes
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA	Minutes
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA	Minutes
MEXICO	Minutes
Domestic Data - Switched Digital 56/64
Interstate	Minutes
California Interlata	Minutes
California Intralata	Minutes
International Data - Switched Digital 56/64
CANADA	Minutes
SWITZERLAND	Minutes
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	Minutes
Domestic Reservationless-Toll Dial In	Minutes
EMEA Reservationless-TF	Minutes
EMEA Reservationless-DD	Minutes
Asia/Pac Reservationless-TF	Minutes
Asia/Pac Reservationless- DD	Minutes
Standard Operator Assisted-Toll Free	Minutes
Standard Operator Assisted-Toll	Minutes
Premier Toll-Free Dial-In	Minutes
Premier Toll Dial-In	Minutes
Named User Subscription (2500 to 4999)	users

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Data / Voice Carrier - ARC/RRC Rates		USD	1.0000
FOR INFORMATIONAL PURPOSES ONLY

Site Code	Description	Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

5 Year Term					Optional One Year Extensions
2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Site Name	Primary or Backup	Additional Comments
IBM Boulder data center	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
these are the original OC3’s
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd.	Managed Internet	access circuit
UKCA	Amgen Limited	Managed Internet	access circuit
USBO	Amgen Inc.	Managed Internet	access circuit
USTO	Amgen Inc.	Managed Internet	access circuit
IBMB	IBM boulder data center	Managed Internet	access circuit
IBMC	IBM Columbus data center	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits
CNHK	Hong Kong	VPN office Device	# Remote CPE
CNHK	Hong Kong	Broadband ISP Access	# Circuits
INMU	India	VPN office Device	# Remote CPE
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	# Remote CPE
AUNZ	NZ	Broadband ISP Access	# Circuits
CAON	Canada	VPN office Device	# Remote CPE
CAON	Canada	Broadband ISP Access	# Circuits
EETA	Estonia	VPN office Device	# Remote CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits
No site code	Czech	VPN office Device	# Remote CPE
No site code	Czech	Broadband ISP Access	# Circuits
No site code	Hungary	VPN office Device	# Remote CPE
No site code	Hungary	Broadband ISP Access	# Circuits
No site code	Portugal	VPN office Device	# Remote CPE
No site code	Portugal	Broadband ISP Access	# Circuits
BRBR	Brazil	VPN office Device	# Remote CPE
BRBR	Brazil	Broadband ISP Access	# Circuits
MXMC	Mexico City	VPN office Device	# Remote CPE
MXMC	Mexico City	Broadband ISP Access	# Circuits
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router
Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.
Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse	ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs
Supplier Defined
Supplier Defined
Supplier Defined
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
	Outbound Switched		Minutes
	Outbound Ded		Minutes
	Outbound Fully Connected		Minutes
	Inbound Switched		Minutes
	Inbound Dedicated		Minutes
Domestic Voice - Intrastate Dedicated Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Switched Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Ded to Ded
	California		Minutes
	Colorado		Minutes
	Kentucky		Minutes
	Massachusetts		Minutes
	RhodeIsland		Minutes

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington	Minutes
WashingtonDC	Minutes
California	Minutes
Colorado	Minutes
Washington	Minutes
Domestic Voice - Intrastate Switched Inbound
California Interlata	Minutes
California Intralata	Minutes
Domestic Voice - Intrastate Dedicated Inbound
California Interlata	Minutes
California Intralata	Minutes
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA	Minutes
GERMANY	Minutes
Germany - Mobile	Minutes
SPAIN	Minutes
Spain - Mobile	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
UNITED KINGDOM	Minutes
United Kingdom - Mobile	Minutes
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA	Minutes
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA	Minutes
MEXICO	Minutes
Domestic Data - Switched Digital 56/64
Interstate	Minutes
California Interlata	Minutes
California Intralata	Minutes
International Data - Switched Digital 56/64
CANADA	Minutes
SWITZERLAND	Minutes
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	Minutes
Domestic Reservationless-Toll Dial In	Minutes
EMEA Reservationless-TF	Minutes
EMEA Reservationless-DD	Minutes
Asia/Pac Reservationless-TF	Minutes
Asia/Pac Reservationless- DD	Minutes
Standard Operator Assisted-Toll Free	Minutes
Standard Operator Assisted-Toll	Minutes
Premier Toll-Free Dial-In	Minutes
Premier Toll Dial-In	Minutes
Named User Subscription (2500 to 4999)	users

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Data / Voice Carrier - ARC/RRC Rates		EURO	0.6897

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

5 Year Term					Optional One Year Extensions
2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Site Name	Primary or Backup	Additional Comments

	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
these are the original OC3’s
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd.	Managed Internet	access circuit
UKCA	Amgen Limited	Managed Internet	access circuit
USBO	Amgen Inc.	Managed Internet	access circuit
USTO	Amgen Inc.	Managed Internet	access circuit
IBMB	IBM boulder data center	Managed Internet	access circuit
IBMC	IBM Columbus data center	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits
CNHK	Hong Kong	VPN office Device	# Remote CPE
CNHK	Hong Kong	Broadband ISP Access	# Circuits
INMU	India	VPN office Device	# Remote CPE
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	# Remote CPE
AUNZ	NZ	Broadband ISP Access	# Circuits
CAON	Canada	VPN office Device	# Remote CPE
CAON	Canada	Broadband ISP Access	# Circuits
EETA	Estonia	VPN office Device	# Remote CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits
No site code	Czech	VPN office Device	# Remote CPE
No site code	Czech	Broadband ISP Access	# Circuits
No site code	Hungary	VPN office Device	# Remote CPE
No site code	Hungary	Broadband ISP Access	# Circuits
No site code	Portugal	VPN office Device	# Remote CPE
No site code	Portugal	Broadband ISP Access	# Circuits
BRBR	Brazil	VPN office Device	# Remote CPE
BRBR	Brazil	Broadband ISP Access	# Circuits
MXMC	Mexico City	VPN office Device	# Remote CPE
MXMC	Mexico City	Broadband ISP Access	# Circuits
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs

[*]

-

[*]
—	—	—	—	—	—	—	—
[*]

-

[*]
-

Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router
Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.
Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse	ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs
Supplier Defined
Supplier Defined
Supplier Defined
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
	Outbound Switched		Minutes
	Outbound Ded		Minutes
	Outbound Fully Connected		Minutes
	Inbound Switched		Minutes
	Inbound Dedicated		Minutes
Domestic Voice - Intrastate Dedicated Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Switched Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Ded to Ded
	California		Minutes
	Colorado		Minutes
	Kentucky		Minutes
	Massachusetts		Minutes
	RhodeIsland		Minutes

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington	Minutes
WashingtonDC	Minutes
California	Minutes
Colorado	Minutes
Washington	Minutes
Domestic Voice - Intrastate Switched Inbound
California Interlata	Minutes
California Intralata	Minutes
Domestic Voice - Intrastate Dedicated Inbound
California Interlata	Minutes
California Intralata	Minutes
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA	Minutes
GERMANY	Minutes
Germany - Mobile	Minutes
SPAIN	Minutes
Spain - Mobile	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
UNITED KINGDOM	Minutes
United Kingdom - Mobile	Minutes
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA	Minutes
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA	Minutes
MEXICO	Minutes
Domestic Data - Switched Digital 56/64
Interstate	Minutes
California Interlata	Minutes
California Intralata	Minutes
International Data - Switched Digital 56/64
CANADA	Minutes
SWITZERLAND	Minutes
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	Minutes
Domestic Reservationless-Toll Dial In	Minutes
EMEA Reservationless-TF	Minutes
EMEA Reservationless-DD	Minutes
Asia/Pac Reservationless-TF	Minutes
Asia/Pac Reservationless- DD	Minutes
Standard Operator Assisted-Toll Free	Minutes
Standard Operator Assisted-Toll	Minutes
Premier Toll-Free Dial-In	Minutes
Premier Toll Dial-In	Minutes
Named User Subscription (2500 to 4999)	users

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Data / Voice Carrier - ARC/RRC Rates		USD	1.0000
FOR INFORMATIONAL PURPOSES ONLY

Site Code	Description	Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

5 Year Term					Optional One Year Extensions
2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Site Name	Primary or Backup	Additional Comments

	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
these are the original OC3’s
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd.	Managed Internet	access circuit
UKCA	Amgen Limited	Managed Internet	access circuit
USBO	Amgen Inc.	Managed Internet	access circuit
USTO	Amgen Inc.	Managed Internet	access circuit
IBMB	IBM boulder data center	Managed Internet	access circuit
IBMC	IBM Columbus data center	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits
CNHK	Hong Kong	VPN office Device	# Remote CPE
CNHK	Hong Kong	Broadband ISP Access	# Circuits
INMU	India	VPN office Device	# Remote CPE
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	# Remote CPE
AUNZ	NZ	Broadband ISP Access	# Circuits
CAON	Canada	VPN office Device	# Remote CPE
CAON	Canada	Broadband ISP Access	# Circuits
EETA	Estonia	VPN office Device	# Remote CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits
No site code	Czech	VPN office Device	# Remote CPE
No site code	Czech	Broadband ISP Access	# Circuits
No site code	Hungary	VPN office Device	# Remote CPE
No site code	Hungary	Broadband ISP Access	# Circuits
No site code	Portugal	VPN office Device	# Remote CPE
No site code	Portugal	Broadband ISP Access	# Circuits
BRBR	Brazil	VPN office Device	# Remote CPE
BRBR	Brazil	Broadband ISP Access	# Circuits
MXMC	Mexico City	VPN office Device	# Remote CPE
MXMC	Mexico City	Broadband ISP Access	# Circuits
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

-

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs
Supplier Defined
Supplier Defined
Supplier Defined
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
	Outbound Switched		Minutes
	Outbound Ded		Minutes
	Outbound Fully Connected		Minutes
	Inbound Switched		Minutes
	Inbound Dedicated		Minutes
Domestic Voice - Intrastate Dedicated Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Switched Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Ded to Ded
	California		Minutes
	Colorado		Minutes
	Kentucky		Minutes
	Massachusetts		Minutes
	RhodeIsland		Minutes

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington	Minutes
WashingtonDC	Minutes
California	Minutes
Colorado	Minutes
Washington	Minutes
Domestic Voice - Intrastate Switched Inbound
California Interlata	Minutes
California Intralata	Minutes
Domestic Voice - Intrastate Dedicated Inbound
California Interlata	Minutes
California Intralata	Minutes
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA	Minutes
GERMANY	Minutes
Germany - Mobile	Minutes
SPAIN	Minutes
Spain - Mobile	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
UNITED KINGDOM	Minutes
United Kingdom - Mobile	Minutes
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA	Minutes
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA	Minutes
MEXICO	Minutes
Domestic Data - Switched Digital 56/64
Interstate	Minutes
California Interlata	Minutes
California Intralata	Minutes
International Data - Switched Digital 56/64
CANADA	Minutes
SWITZERLAND	Minutes
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	Minutes
Domestic Reservationless-Toll Dial In	Minutes
EMEA Reservationless-TF	Minutes
EMEA Reservationless-DD	Minutes
Asia/Pac Reservationless-TF	Minutes
Asia/Pac Reservationless- DD	Minutes
Standard Operator Assisted-Toll Free	Minutes
Standard Operator Assisted-Toll	Minutes
Premier Toll-Free Dial-In	Minutes
Premier Toll Dial-In	Minutes
Named User Subscription (2500 to 4999)	users

Data / Voice Carrier - ARC/RRC Rates		GBP	0.5100

Site Code	Description	Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

5 Year Term					Optional One Year Extensions
2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Site Name	Primary or Backup	Additional Comments

	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
these are the original OC3’s
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd.	Managed Internet	access circuit
UKCA	Amgen Limited	Managed Internet	access circuit
USBO	Amgen Inc.	Managed Internet	access circuit
USTO	Amgen Inc.	Managed Internet	access circuit
IBMB	IBM boulder data center	Managed Internet	access circuit
IBMC	IBM Columbus data center	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users

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Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits
CNHK	Hong Kong	VPN office Device	# Remote CPE
CNHK	Hong Kong	Broadband ISP Access	# Circuits
INMU	India	VPN office Device	# Remote CPE
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	# Remote CPE
AUNZ	NZ	Broadband ISP Access	# Circuits
CAON	Canada	VPN office Device	# Remote CPE
CAON	Canada	Broadband ISP Access	# Circuits
EETA	Estonia	VPN office Device	# Remote CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits
No site code	Czech	VPN office Device	# Remote CPE
No site code	Czech	Broadband ISP Access	# Circuits
No site code	Hungary	VPN office Device	# Remote CPE
No site code	Hungary	Broadband ISP Access	# Circuits
No site code	Portugal	VPN office Device	# Remote CPE
No site code	Portugal	Broadband ISP Access	# Circuits
BRBR	Brazil	VPN office Device	# Remote CPE
BRBR	Brazil	Broadband ISP Access	# Circuits
MXMC	Mexico City	VPN office Device	# Remote CPE
MXMC	Mexico City	Broadband ISP Access	# Circuits
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs

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-

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Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs
Supplier Defined
Supplier Defined
Supplier Defined
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
	Outbound Switched		Minutes
	Outbound Ded		Minutes
	Outbound Fully Connected		Minutes
	Inbound Switched		Minutes
	Inbound Dedicated		Minutes
Domestic Voice - Intrastate Dedicated Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Switched Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Ded to Ded
	California		Minutes
	Colorado		Minutes
	Kentucky		Minutes
	Massachusetts		Minutes
	RhodeIsland		Minutes

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington	Minutes
WashingtonDC	Minutes
California	Minutes
Colorado	Minutes
Washington	Minutes
Domestic Voice - Intrastate Switched Inbound
California Interlata	Minutes
California Intralata	Minutes
Domestic Voice - Intrastate Dedicated Inbound
California Interlata	Minutes
California Intralata	Minutes
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA	Minutes
GERMANY	Minutes
Germany - Mobile	Minutes
SPAIN	Minutes
Spain - Mobile	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
UNITED KINGDOM	Minutes
United Kingdom - Mobile	Minutes
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA	Minutes
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA	Minutes
MEXICO	Minutes
Domestic Data - Switched Digital 56/64
Interstate	Minutes
California Interlata	Minutes
California Intralata	Minutes
International Data - Switched Digital 56/64
CANADA	Minutes
SWITZERLAND	Minutes
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	Minutes
Domestic Reservationless-Toll Dial In	Minutes
EMEA Reservationless-TF	Minutes
EMEA Reservationless-DD	Minutes
Asia/Pac Reservationless-TF	Minutes
Asia/Pac Reservationless- DD	Minutes
Standard Operator Assisted-Toll Free	Minutes
Standard Operator Assisted-Toll	Minutes
Premier Toll-Free Dial-In	Minutes
Premier Toll Dial-In	Minutes
Named User Subscription (2500 to 4999)	users

Data / Voice Carrier - ARC/RRC Rates		USD	1.0000
FOR INFORMATIONAL PURPOSES ONLY

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

5 Year Term					Optional One Year Extensions
2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Site Name	Primary or Backup	Additional Comments

	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
these are the original OC3’s
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd.	Managed Internet	access circuit
UKCA	Amgen Limited	Managed Internet	access circuit
USBO	Amgen Inc.	Managed Internet	access circuit
USTO	Amgen Inc.	Managed Internet	access circuit
IBMB	IBM boulder data center	Managed Internet	access circuit
IBMC	IBM Columbus data center	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits
CNHK	Hong Kong	VPN office Device	# Remote CPE
CNHK	Hong Kong	Broadband ISP Access	# Circuits
INMU	India	VPN office Device	# Remote CPE
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	# Remote CPE
AUNZ	NZ	Broadband ISP Access	# Circuits
CAON	Canada	VPN office Device	# Remote CPE
CAON	Canada	Broadband ISP Access	# Circuits
EETA	Estonia	VPN office Device	# Remote CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits
No site code	Czech	VPN office Device	# Remote CPE
No site code	Czech	Broadband ISP Access	# Circuits
No site code	Hungary	VPN office Device	# Remote CPE
No site code	Hungary	Broadband ISP Access	# Circuits
No site code	Portugal	VPN office Device	# Remote CPE
No site code	Portugal	Broadband ISP Access	# Circuits
BRBR	Brazil	VPN office Device	# Remote CPE
BRBR	Brazil	Broadband ISP Access	# Circuits
MXMC	Mexico City	VPN office Device	# Remote CPE
MXMC	Mexico City	Broadband ISP Access	# Circuits
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

-

-

Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs
Supplier Defined
Supplier Defined
Supplier Defined
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
	Outbound Switched		Minutes
	Outbound Ded		Minutes
	Outbound Fully Connected		Minutes
	Inbound Switched		Minutes
	Inbound Dedicated		Minutes
Domestic Voice - Intrastate Dedicated Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Switched Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Ded to Ded
	California		Minutes
	Colorado		Minutes
	Kentucky		Minutes
	Massachusetts		Minutes
	RhodeIsland		Minutes

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington	Minutes
WashingtonDC	Minutes
California	Minutes
Colorado	Minutes
Washington	Minutes
Domestic Voice - Intrastate Switched Inbound
California Interlata	Minutes
California Intralata	Minutes
Domestic Voice - Intrastate Dedicated Inbound
California Interlata	Minutes
California Intralata	Minutes
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA	Minutes
GERMANY	Minutes
Germany - Mobile	Minutes
SPAIN	Minutes
Spain - Mobile	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
UNITED KINGDOM	Minutes
United Kingdom - Mobile	Minutes
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA	Minutes
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA	Minutes
MEXICO	Minutes
Domestic Data - Switched Digital 56/64
Interstate	Minutes
California Interlata	Minutes
California Intralata	Minutes
International Data - Switched Digital 56/64
CANADA	Minutes
SWITZERLAND	Minutes
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	Minutes
Domestic Reservationless-Toll Dial In	Minutes
EMEA Reservationless-TF	Minutes
EMEA Reservationless-DD	Minutes
Asia/Pac Reservationless-TF	Minutes
Asia/Pac Reservationless- DD	Minutes
Standard Operator Assisted-Toll Free	Minutes
Standard Operator Assisted-Toll	Minutes
Premier Toll-Free Dial-In	Minutes
Premier Toll Dial-In	Minutes
Named User Subscription (2500 to 4999)	users

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Data / Voice Carrier - ARC/RRC Rates		CHF	1.1000

Description
Site Code		Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR

5 Year Term					Optional One Year Extensions
2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Site Name	Primary or Backup	Additional Comments

	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup

USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port

Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup

USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International
AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC

Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary

CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT

Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary

HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT
ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop

Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup

SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop
SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop

Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
these are the original OC3’s
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.

USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature
USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd.	Managed Internet	access circuit
UKCA	Amgen Limited	Managed Internet	access circuit
USBO	Amgen Inc.	Managed Internet	access circuit
USTO	Amgen Inc.	Managed Internet	access circuit
IBMB	IBM boulder data center	Managed Internet	access circuit
IBMC	IBM Columbus data center	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Amgen Inc. (Distribution Center in Louisville)	Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)	This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)	This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)	Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)	Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub
AP
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits
CNHK	Hong Kong	VPN office Device	# Remote CPE
CNHK	Hong Kong	Broadband ISP Access	# Circuits
INMU	India	VPN office Device	# Remote CPE
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	# Remote CPE
AUNZ	NZ	Broadband ISP Access	# Circuits
CAON	Canada	VPN office Device	# Remote CPE
CAON	Canada	Broadband ISP Access	# Circuits
EETA	Estonia	VPN office Device	# Remote CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits
No site code	Czech	VPN office Device	# Remote CPE
No site code	Czech	Broadband ISP Access	# Circuits
No site code	Hungary	VPN office Device	# Remote CPE
No site code	Hungary	Broadband ISP Access	# Circuits
No site code	Portugal	VPN office Device	# Remote CPE
No site code	Portugal	Broadband ISP Access	# Circuits
BRBR	Brazil	VPN office Device	# Remote CPE
BRBR	Brazil	Broadband ISP Access	# Circuits
MXMC	Mexico City	VPN office Device	# Remote CPE
MXMC	Mexico City	Broadband ISP Access	# Circuits
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

-

-

Amgen Limited (Cambridge, UK)

IBM Boulder

Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus

IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs
Supplier Defined
Supplier Defined
Supplier Defined
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE
	Outbound Switched		Minutes
	Outbound Ded		Minutes
	Outbound Fully Connected		Minutes
	Inbound Switched		Minutes
	Inbound Dedicated		Minutes
Domestic Voice - Intrastate Dedicated Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Switched Outbound
	California Interlata		Minutes
	Colorado Interlata		Minutes
	Kentucky Interlata		Minutes
	Massachusetts Interlata		Minutes
	RhodeIsland Interlata		Minutes
	Washington Interlata		Minutes
	WashingtonDC Interlata		Minutes
	California Intralata		Minutes
	Colorado Intralata		Minutes
	Kentucky Intralata		Minutes
	Massachusetts Intralata		Minutes
	RhodeIsland Intralata		Minutes
	Washington Intralata		Minutes
	WashingtonDC Intralata		Minutes
Domestic Voice - Intrastate Ded to Ded
	California		Minutes
	Colorado		Minutes
	Kentucky		Minutes
	Massachusetts		Minutes
	RhodeIsland		Minutes

IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Washington	Minutes
WashingtonDC	Minutes
California	Minutes
Colorado	Minutes
Washington	Minutes
Domestic Voice - Intrastate Switched Inbound
California Interlata	Minutes
California Intralata	Minutes
Domestic Voice - Intrastate Dedicated Inbound
California Interlata	Minutes
California Intralata	Minutes
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA	Minutes
GERMANY	Minutes
Germany - Mobile	Minutes
SPAIN	Minutes
Spain - Mobile	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
UNITED KINGDOM	Minutes
United Kingdom - Mobile	Minutes
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA	Minutes
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA	Minutes
MEXICO	Minutes
Domestic Data - Switched Digital 56/64
Interstate	Minutes
California Interlata	Minutes
California Intralata	Minutes
International Data - Switched Digital 56/64
CANADA	Minutes
SWITZERLAND	Minutes
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	Minutes
Domestic Reservationless-Toll Dial In	Minutes
EMEA Reservationless-TF	Minutes
EMEA Reservationless-DD	Minutes
Asia/Pac Reservationless-TF	Minutes
Asia/Pac Reservationless- DD	Minutes
Standard Operator Assisted-Toll Free	Minutes
Standard Operator Assisted-Toll	Minutes
Premier Toll-Free Dial-In	Minutes
Premier Toll Dial-In	Minutes
Named User Subscription (2500 to 4999)	users

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Data / Voice Carrier - ARC/RRC Rates	USD	1.0000
FOR INFORMATIONAL PURPOSES ONLY

Site Code	Description	Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port

5 Year Term					Optional One Year Extensions
2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Site Name	Primary or Backup	Additional Comments

	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary

USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International

Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC
CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup

CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT
HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT

Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary

ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop

Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary

SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop
USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature

Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
these are the original OC3’s
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.
Amgen Inc. (Distribution Center in Louisville)		Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)		This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)		This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)		Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)		Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)

USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd.	Managed Internet	access circuit
UKCA	Amgen Limited	Managed Internet	access circuit
USBO	Amgen Inc.	Managed Internet	access circuit
USTO	Amgen Inc.	Managed Internet	access circuit
IBMB	IBM boulder data center	Managed Internet	access circuit
IBMC	IBM Columbus data center	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub
AP

[*]

Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

Amgen Limited (Cambridge, UK)

IBM Boulder

	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits
CNHK	Hong Kong	VPN office Device	# Remote CPE
CNHK	Hong Kong	Broadband ISP Access	# Circuits
INMU	India	VPN office Device	# Remote CPE
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	# Remote CPE
AUNZ	NZ	Broadband ISP Access	# Circuits
CAON	Canada	VPN office Device	# Remote CPE
CAON	Canada	Broadband ISP Access	# Circuits
EETA	Estonia	VPN office Device	# Remote CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits
No site code	Czech	VPN office Device	# Remote CPE
No site code	Czech	Broadband ISP Access	# Circuits
No site code	Hungary	VPN office Device	# Remote CPE
No site code	Hungary	Broadband ISP Access	# Circuits
No site code	Portugal	VPN office Device	# Remote CPE
No site code	Portugal	Broadband ISP Access	# Circuits
BRBR	Brazil	VPN office Device	# Remote CPE
BRBR	Brazil	Broadband ISP Access	# Circuits
MXMC	Mexico City	VPN office Device	# Remote CPE
MXMC	Mexico City	Broadband ISP Access	# Circuits
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs
Supplier Defined
Supplier Defined
Supplier Defined
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE

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Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus
IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Outbound Switched	Minutes
Outbound Ded	Minutes
Outbound Fully Connected	Minutes
Inbound Switched	Minutes
Inbound Dedicated	Minutes
Domestic Voice - Intrastate Dedicated Outbound
California Interlata	Minutes
Colorado Interlata	Minutes
Kentucky Interlata	Minutes
Massachusetts Interlata	Minutes
RhodeIsland Interlata	Minutes
Washington Interlata	Minutes
WashingtonDC Interlata	Minutes
California Intralata	Minutes
Colorado Intralata	Minutes
Kentucky Intralata	Minutes
Massachusetts Intralata	Minutes
RhodeIsland Intralata	Minutes
Washington Intralata	Minutes
WashingtonDC Intralata	Minutes
Domestic Voice - Intrastate Switched Outbound
California Interlata	Minutes
Colorado Interlata	Minutes
Kentucky Interlata	Minutes
Massachusetts Interlata	Minutes
RhodeIsland Interlata	Minutes
Washington Interlata	Minutes
WashingtonDC Interlata	Minutes
California Intralata	Minutes
Colorado Intralata	Minutes
Kentucky Intralata	Minutes
Massachusetts Intralata	Minutes
RhodeIsland Intralata	Minutes
Washington Intralata	Minutes
WashingtonDC Intralata	Minutes
Domestic Voice - Intrastate Ded to Ded
California	Minutes
Colorado	Minutes
Kentucky	Minutes
Massachusetts	Minutes
RhodeIsland	Minutes
Washington	Minutes
WashingtonDC	Minutes
California	Minutes
Colorado	Minutes
Washington	Minutes
Domestic Voice - Intrastate Switched Inbound
California Interlata	Minutes
California Intralata	Minutes
Domestic Voice - Intrastate Dedicated Inbound

California Interlata	Minutes
California Intralata	Minutes
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA	Minutes
GERMANY	Minutes
Germany - Mobile	Minutes
SPAIN	Minutes
Spain - Mobile	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
UNITED KINGDOM	Minutes
United Kingdom - Mobile	Minutes
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA	Minutes
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA	Minutes
MEXICO	Minutes
Domestic Data - Switched Digital 56/64
Interstate	Minutes
California Interlata	Minutes
California Intralata	Minutes
International Data - Switched Digital 56/64
CANADA	Minutes
SWITZERLAND	Minutes
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	Minutes
Domestic Reservationless-Toll Dial In	Minutes
EMEA Reservationless-TF	Minutes
EMEA Reservationless-DD	Minutes
Asia/Pac Reservationless-TF	Minutes
Asia/Pac Reservationless- DD	Minutes
Standard Operator Assisted-Toll Free	Minutes
Standard Operator Assisted-Toll	Minutes
Premier Toll-Free Dial-In	Minutes
Premier Toll Dial-In	Minutes
Named User Subscription (2500 to 4999)	users

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Data / Voice Carrier - ARC/RRC Rates	AUD	1.1900

Site Code	Description	Definition	Unit of Measure

DATA CARRIER PRICING
MPLS AVPN - U.S. Sites
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMB	MPLS Access - OC3	MPLS Access	access loop
IBMB	MPLS Port - 155 Mbps	MPLS Port	Port
IBMB	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
IBMC	MPLS Access - OC3	MPLS Access	access loop
IBMC	MPLS Port - 155 Mbps	MPLS Port	Port
IBMC	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
PRJU	MPLS Access - DS3	MPLS Access	access loop
PRJU	MPLS Port - 45 Mbps	MPLS Port	Port
PRJU	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USAM	MPLS Access - DS3	MPLS Access	access loop
USAM	MPLS Port - 45 Mbps	MPLS Port	Port
USAM	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USBO	MPLS Access - OC3	MPLS Access	access loop
USBO	MPLS Port - 155 Mbps	MPLS Port	Port
USBO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USCA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USCH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USCH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USCH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USCH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USCH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USDC	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USDC	MPLS Port - 10.808 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USDC	MPLS Access - 3.088 Mbps (2xT.544)	MPLS Access	access loop
USDC	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USDC	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Port - 20 Mbps	MPLS Port	Port
USFM	CoS Package Multimedia Std Svc - 20 Mbps	MPLS CDR	CDR
USFM	MPLS Access - DS3	MPLS Access	access loop
USFM	MPLS Access - DS3	MPLS Access	access loop
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port

5 Year Term					Optional One Year Extensions
2009 ARC/RRC	2010 ARC/RRC	2011 ARC/RRC	2012 ARC/RRC	2013 ARC/RRC	2014 ARC/RRC	2015 ARC/RRC	2016 ARC/RRC

Site Name	Primary or Backup	Additional Comments

	primary	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	primary
IBM Boulder data center	primary
	backup	Will be utilizing IBM Boulder Private access Facilities.
IBM Boulder data center	backup
IBM Boulder data center	backup
IBM Columbus data center	primary
IBM Columbus data center	primary
IBM Columbus data center	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	primary
Amgen Manufacturing, Limited (Puerto Rico)	Backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Manufacturing, Limited (Puerto Rico)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Inc. (Cambridge, MA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Cambridge, MA)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	primary
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Inc. (Colorado - Boulder & Longmont)	backup
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Camarillo Aviation	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	primary
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Great Lakes Regional Sales Force (Chicago)	backup
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	primary
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Global Government Affairs in D.C.)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	backup
Amgen Inc. (Fremont)	primary
Amgen Inc. (Fremont)	backup
Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	primary

USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USLO	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USLO	MPLS Port - 10.808 Mbps	MPLS Port	Port
USLO	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USMA	MPLS Port - 10.808 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USMA	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMA	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMA	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 9.264 Mbps (6xT1.544)	MPLS Access	access loop
USMV	MPLS Port - 9.264 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 9.246 Mbps	MPLS CDR	CDR
USMV	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USMV	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USMV	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USPH	MPLS Access - 10.808 Mbps (7xT1.544)	MPLS Access	access loop
USPH	MPLS Port - 10.808 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 10.808M	MPLS CDR	CDR
USPH	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USPH	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USPH	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USRI	MPLS Access - OC3	MPLS Access	access loop
USRI	MPLS Port - 155 Mbps	MPLS Port	Port
USRI	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USSD	MPLS Access - 3.088 Mbps (2xT1.544)	MPLS Access	access loop
USSD	MPLS AVPN Port - 3.088 Mbps	MPLS Port	Port
USSD	CoS Package Multimedia Std Svc - 3.088 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USSF	MPLS Access - DS3	MPLS Access	access loop
USSF	MPLS Port - 45 Mbps	MPLS Port	Port
USSF	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USTO	MPLS Access - OC3	MPLS Access	access loop
USTO	MPLS Port - 155 Mbps	MPLS Port	Port
USTO	CoS Package Multimedia Std Svc - 155 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
USWA	MPLS Access - DS3	MPLS Access	access loop
USWA	MPLS Port - 45 Mbps	MPLS Port	Port
USWA	CoS PackageMultimedia Std Svc - 45 Mbps	MPLS CDR	CDR
MPLS IPeFR/ATM International

Amgen Inc. (Distribution Center in Louisville)	primary
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Inc. (Distribution Center in Louisville)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	primary
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Southeast Regional Sales Force (Atlanta, GA)	backup
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	primary
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen Inc. (Mountain View, CA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	primary
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen NE Regional Sales Force (Philadelphia, PA)	backup
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	primary
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen Inc. (Rhode Island)	backup
Amgen San Diego	primary
Amgen San Diego	primary
Amgen San Diego	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	primary
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (So. San Francisco)	backup
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	primary
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Thousand Oaks)	backup
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	primary
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup
Amgen Inc. (Washington - Bothell & Seattle)	backup

AEDU	512 Kbps	MPLS Access	access loop
AEDU	512 Mbps	MPLS Port	PORT
AEDU	128 Kbps	MPLS CDR	ePVC
ATVI	8 Mbps	MPLS Access	access loop
ATVI	8 Mbps	MPLS Port	PORT
ATVI	2048 Kbps	MPLS CDR	ePVC
ATVI	2 Mbps	MPLS Access	access loop
ATVI	2 Mbps	MPLS Port	PORT
ATVI	512 Kbps	MPLS CDR	ePVC
AUBR	8 Mbps	MPLS Access	access loop
AUBR	8 Mbps	MPLS Port	PORT
AUBR	2048 Kbps	MPLS CDR	ePVC
AUBR	2 Mbps	MPLS Access	access loop
AUBR	2 Mbps	MPLS Port	PORT
AUBR	512 Kbps	MPLS CDR	ePVC
AUME	8 Mbps	MPLS Access	access loop
AUME	8 Mbps	MPLS Port	PORT
AUME	2048 Kbps	MPLS CDR	ePVC
AUME	2 Mbps	MPLS Access	access loop
AUME	2 Mbps	MPLS Port	PORT
AUME	512 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUSY	10 Mbps	MPLS Access	access loop
AUSY	10 Mbps	MPLS Port	PORT
AUSY	2500 Kbps	MPLS CDR	ePVC
AUVI	8 Mbps	MPLS Access	access loop
AUVI	8 Mbps	MPLS Port	PORT
AUVI	2048 Kbps	MPLS CDR	ePVC
AUVI	2 Mbps	MPLS Access	access loop
AUVI	2 Mbps	MPLS Port	PORT
AUVI	512 Kbps	MPLS CDR	ePVC
BEBR	8 Mbps	MPLS Access	access loop
BEBR	8 Mbps	MPLS Port	PORT
BEBR	2048 Kbps	MPLS CDR	ePVC
BEBR	2 Mbps	MPLS Access	access loop
BEBR	2 Mbps	MPLS Port	PORT
BEBR	512 Kbps	MPLS CDR	ePVC
CABN	8 Mbps	MPLS Access	access loop
CABN	8 Mbps	MPLS Port	PORT
CABN	2048 Kbps	MPLS CDR	ePVC
CABN	6 Mbps	MPLS Access	access loop
CABN	6 Mbps	MPLS Port	PORT
CABN	1536 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC
CAMI	10 Mbps	MPLS Access	access loop
CAMI	10 Mbps	MPLS Port	PORT
CAMI	2500 Kbps	MPLS CDR	ePVC

Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen Middle East & Africa FZ LLC (Dubai, U.A.E)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Primary
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen CEE Headquarters (Vienna)	Backup
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Primary
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty Ltd (Brisbane)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Primary
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Melbourne)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Primary
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen Australia Pty. Ltd. (Sydney)	Backup
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Primary
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen GmbH (Vienna)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Primary
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen Belgium S.A./N.V. (Brussels)	Backup
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Primary
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen British Columbia (Burnaby)	Backup
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Primary
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup
Amgen Canada Inc. (Mississauga)	Backup

CZPR	8 Mbps	MPLS Access	access loop
CZPR	8 Mbps	MPLS Port	PORT
CZPR	2048 Kbps	MPLS CDR	ePVC
CZPR	2 Mbps	MPLS Access	access loop
CZPR	2 Mbps	MPLS Port	PORT
CZPR	512 Kbps	MPLS CDR	ePVC
DEHE	8 Mbps	MPLS Access	access loop
DEHE	8 Mbps	MPLS Port	PORT
DEHE	2048 Kbps	MPLS CDR	ePVC
DEHE	2 Mbps	MPLS Access	access loop
DEHE	2 Mbps	MPLS Port	PORT
DEHE	512 Kbps	MPLS CDR	ePVC
FNLD	8 Mbps	MPLS Access	access loop
FNLD	8 Mbps	MPLS Port	PORT
FNLD	2048 Kbps	MPLS CDR	ePVC
FNLD	2 Mbps	MPLS Access	access loop
FNLD	2 Mbps	MPLS Port	PORT
FNLD	512 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
FRPA	10 Mbps	MPLS Access	access loop
FRPA	10 Mbps	MPLS Port	PORT
FRPA	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GEMU	10 Mbps	MPLS Access	access loop
GEMU	10 Mbps	MPLS Port	PORT
GEMU	2500 Kbps	MPLS CDR	ePVC
GERB	8 Mbps	MPLS Access	access loop
GERB	8 Mbps	MPLS Port	PORT
GERB	2048 Kbps	MPLS CDR	ePVC
GERB	2 Mbps	MPLS Access	access loop
GERB	2 Mbps	MPLS Port	PORT
GERB	512 Kbps	MPLS CDR	ePVC
GRAT	4 Mbps	MPLS Access	access loop
GRAT	4 Mbps	MPLS Port	PORT
GRAT	1024 Kbps	MPLS CDR	ePVC
HUBU	8 Mbps	MPLS Access	access loop
HUBU	8 Mbps	MPLS Port	PORT
HUBU	2048 Kbps	MPLS CDR	ePVC
HUBU	2 Mbps	MPLS Access	access loop
HUBU	2 Mbps	MPLS Port	PORT
HUBU	512 Kbps	MPLS CDR	ePVC
IEDU	4 Mbps	MPLS Access	access loop
IEDU	4 Mbps	MPLS Port	PORT
IEDU	1024 Kbps	MPLS CDR	ePVC
ITMI	8 Mbps	MPLS Access	access loop
ITMI	8 Mbps	MPLS Port	PORT

Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Primary
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen s.r.o. (Prague)	Backup
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Primary
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Denmark)	Backup
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Primary
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen AB (Finland)	Backup
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Primary
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen S.A.S. (Paris)	Backup
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Primary
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen GmbH (Munich)	Backup
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Primary
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Regensburg, GR Office	Backup
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen Hellas EPE (Athens)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Primary
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen kft. (Budapest)	Backup
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen IE (Sales Branch Office in Dublin, Ireland)	Primary
Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Primary

ITMI	2048 Kbps	MPLS CDR	ePVC
ITMI	4 Mbps	MPLS Access	access loop
ITMI	4 Mbps	MPLS Port	PORT
ITMI	1024 Kbps	MPLS CDR	ePVC
LTVI	4 Mbps	MPLS Access	access loop
LTVI	4 Mbps	MPLS Port	PORT
LTVI	1024 Kbps	MPLS CDR	ePVC
LVRI	512 Kbps	MPLS Access	access loop
LVRI	512 Mbps	MPLS Port	PORT
LVRI	128 Kbps	MPLS CDR	ePVC
NEBR	34 Mbps	MPLS Access	access loop
NEBR	34 Mbps	MPLS Port	PORT
NEBR	8000 Kbps	MPLS CDR	ePVC
NETB	34 Mbps	MPLS Access	access loop
NETB	34 Mbps	MPLS Port	PORT
NETB	8000 Kbps	MPLS CDR	ePVC
NOOS	8 Mbps	MPLS Access	access loop
NOOS	8 Mbps	MPLS Port	PORT
NOOS	2048 Kbps	MPLS CDR	ePVC
NOOS	2 Mbps	MPLS Access	access loop
NOOS	2 Mbps	MPLS Port	PORT
NOOS	512 Kbps	MPLS CDR	ePVC
PLWA	8 Mbps	MPLS Access	access loop
PLWA	8 Mbps	MPLS Port	PORT
PLWA	2048 Kbps	MPLS CDR	ePVC
PLWA	2 Mbps	MPLS Access	access loop
PLWA	2 Mbps	MPLS Port	PORT
PLWA	512 Kbps	MPLS CDR	ePVC
POLI	8 Mbps	MPLS Access	access loop
POLI	8 Mbps	MPLS Port	PORT
POLI	2048 Kbps	MPLS CDR	ePVC
POLI	2 Mbps	MPLS Access	access loop
POLI	2 Mbps	MPLS Port	PORT
POLI	512 Kbps	MPLS CDR	ePVC
RUMO	512 Kbps	MPLS Access	access loop
RUMO	512 Mbps	MPLS Port	PORT
RUMO	128 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SPBA	10 Mbps	MPLS Access	access loop
SPBA	10 Mbps	MPLS Port	PORT
SPBA	2500 Kbps	MPLS CDR	ePVC
SWEK	8 Mbps	MPLS Access	access loop
SWEK	8 Mbps	MPLS Port	PORT
SWEK	2048 Kbps	MPLS CDR	ePVC
SWEK	2 Mbps	MPLS Access	access loop
SWEK	2 Mbps	MPLS Port	PORT
SWEK	512 Kbps	MPLS CDR	ePVC
SWLS	34 Mbps	MPLS Access	access loop

Amgen S.p.A. (Milan)	Primary
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen S.p.A. (Milan)	Backup
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Lithuania (Vilnius)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen Latvia (Riga)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen B.V. (Sales Office in Breda)	Primary
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen Europe B.V. (ELC in Breda)	Backup
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Primary
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen AB (Norway)	Backup
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Primary
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen sp.z.o.o. (Warsaw)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Primary
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen - Biofarmaceutica, Lda (Portugal)	Backup
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen Russia (Moscow)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Primary
Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen SA (Barcelona, Spain)	Backup
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Primary
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen AB (Sweden - Nordic Office)	Backup
Amgen Switzerland AG (Sales Office in Zug)	Primary

SWLS	34 Mbps	MPLS Port	PORT
SWLS	8000 Kbps	MPLS CDR	ePVC
SWLU	34 Mbps	MPLS Access	access loop
SWLU	34 Mbps	MPLS Port	PORT
SWLU	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKCA	34 Mbps	MPLS Access	access loop
UKCA	34 Mbps	MPLS Port	PORT
UKCA	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
UKUX	34 Mbps	MPLS Access	access loop
UKUX	34 Mbps	MPLS Port	PORT
UKUX	8000 Kbps	MPLS CDR	ePVC
DOMESTIC - LOCAL ACCESS
IBMB to IBMC	OC3 Point to Point	Local Channel	access loop
IBMB to IBMC	OC3 1001-1500	# of Cir in this mile range	Inter Office Channel
IBMB to USBO	OC3 Point to Point	Local Channel	access loop
IBMB to USBO	OC3 0-100	# of Cir in this mile range	Inter Office Channel
PRJU	T1 6 to 10 Miles	Local Channel	access loop
PRJU	PRI	Primary Rate Interface	Feature
USAM	T1 0 to 5 Miles	Local Channel	access loop
USAM	PRI	Primary Rate Interface	Feature
USAM to USDC	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USAM to USRI	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO	T1 6 to 10 Miles	Local Channel	access loop
USBO	PRI	Primary Rate Interface	Feature
USBO to PRJU	T1.5 2001-3000	# of Cir in this mile range	Inter Office Channel
USBO to USAM	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USBO to USBO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USBO to USTO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USBO to USWA	T1.5 1001-1500	# of Cir in this mile range	Inter Office Channel
USCA	T1 11 to 20 Miles	Local Channel	access loop
USDC	T1 0 to 5 Miles	Local Channel	access loop
USDC	PRI	Primary Rate Interface	Feature
USDC to USPH	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM	PRI	Primary Rate Interface	Feature
USFM	T1 11 to 20 Miles	Local Channel	access loop
USLO	T1 11 to 20 Miles	Local Channel	access loop
USLO	PRI	Primary Rate Interface	Feature
USLO to USTO	T1.5 1501-2000	# of Cir in this mile range	Inter Office Channel
USMV	T1 11 to 20 Miles	Local Channel	access loop
USPH	T1 0 to 5 Miles	Local Channel	access loop
USRI	T1 11 to 20 Miles	Local Channel	access loop
USRI	PRI	Primary Rate Interface	Feature
USSF	T1 11 to 20 Miles	Local Channel	access loop
USSF	PRI	Primary Rate Interface	Feature

Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen Switzerland AG (Sales Office in Zug)	Primary
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen (Europe) GmbH (Zug)	Backup
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Primary
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen Limited (Cambridge, UK)	Backup
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Primary
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
Amgen London, UK Office (Uxbridge)	Backup
these are the original OC3’s
IBM Boulder to IBM Columbus		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to IBM Columbus
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)		Access loops at the IBM Boulder are provided via the Boulder private access Facilities.
IBM Boulder to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Manufacturing, Limited (Puerto Rico)		Three of these access loops are associated with PRI services and one is for Point to Point to USBO.
Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Cambridge, MA)		Two of these access loops are associated with PRI services and the remaining three are for Point to Point to USDC, USRI, and USBO.
Amgen Inc. (Cambridge, MA)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Colorado - Boulder & Longmont)		Four of these access loops are associated with PRI services, fourteen are associated with the point to point circuits from USBO to USBO the remaining loops are used for Point to Point to USAM, PRJU, USSF, USTO and USWA.
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. Boulder to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Colorado - Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
USBO to USWA
Amgen Camarillo Aviation		This access loop is for Point to Point to USTO.
Amgen Inc. (Global Government Affairs in D.C.)		One of these access loops is associated with PRI services and the remaining are for Point to Point to USPH and USAM.
Amgen Inc. (Global Government Affairs in D.C.)
Amgen Inc. (Global Government Affairs in D.C.) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Inc. (Fremont)
Amgen Inc. (Fremont)		One of these access loops is associated with PRI services and the other is for Point to Point to USSF.
Amgen Inc. (Distribution Center in Louisville)		Four of these access loops are associated with PRI services, and three are for Point to Point to USTO.
Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Mountain View, CA)		This access loop is for Point to Point to USSF.
Amgen NE Regional Sales Force (Philadelphia, PA)		This access loop is for Point to Point to USDC.
Amgen Inc. (Rhode Island)		Two of these access loops are associated with PRI services and the other is for Point to Point to USAM.
Amgen Inc. (Rhode Island)
Amgen Inc. (So. San Francisco)		Two of these access loops are associated with PRI services and the others are for Point to Point to USBO, USFM, USMV and USTO .
Amgen Inc. (So. San Francisco)

USSF to USBO	T1.5 501-1000	# of Cir in this mile range	Inter Office Channel
USSF to USFM	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USMV	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USSF to USTO	T1.5 301-500	# of Cir in this mile range	Inter Office Channel
USTO	T1 11 to 20 Miles	Local Channel	access loop
USTO	PRI	Primary Rate Interface	Feature
USTO to USCA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USTO to USTO	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USWA	T1 6 to 10 Miles	Local Channel	access loop
USWA	PRI	Primary Rate Interface	Feature
USWA to USWA	T1.5 0-300	# of Cir in this mile range	Inter Office Channel
USFM to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USTO to USBO	Data (DS3)	Data (DS3)
PRJU to USBO	T-1 (Voice)	T-1 (Voice)
USAM to USRI	T-1 (Voice)	T-1 (Voice)
USLO to USTO	T-1 (Voice)	T-1 (Voice)
USTO to USSF	T-1 (Voice)	T-1 (Voice)
USSF to USBO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USTO to USLO	T-1 (Voice)	T-1 (Voice)
USBO to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USTO	T-1 (Voice)	T-1 (Voice)
USWA to USBO	T-1 (Voice)	T-1 (Voice)
USBO to USAM	T-1 (Voice)	T-1 (Voice)
USWA to USTO	T-1 (Voice)	T-1 (Voice)
USPH to USPH	T-1 (Voice)	T-1 (Voice)
PRJU to PRJU	T-1 (Voice)	T-1 (Voice)
USBO to PRJU	T-1 (Voice)	T-1 (Voice)
USSF	ISDN-PRI	ISDN-PRI

Internet
AUSY	Amgen Australia Pty. Ltd.	Managed Internet	access circuit
UKCA	Amgen Limited	Managed Internet	access circuit
USBO	Amgen Inc.	Managed Internet	access circuit
USTO	Amgen Inc.	Managed Internet	access circuit
IBMB	IBM boulder data center	Managed Internet	access circuit
IBMC	IBM Columbus data center	Managed Internet	access circuit
AVTS - Remote Access
EMEA
	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB users with SSL	RAS Client software	# of Users
UKCA	SSL CPE	Data Center VPN equipment	# SSL Hub
U.S.
	Dial users	150 Hr Dial Plan	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
IBMB	SSL CPE	Data Center VPN equipment	# SSL Hub
AP

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Amgen Inc. (So. San Francisco) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Fremont)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Mountain View, CA)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks)	Seven of these access loops are associated with PRI services, and the rest are for the point to point circuits “USTO to USTO”, and Point to Point to USLO, USBO, USCA, and USSF.
Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Camarillo Aviation
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle)	Three of these access loops are associated with PRI services, and the rest are for the point to point circuits “USWA to USWA”, and Point to Point to USBO.
Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Washington - Bothell & Seattle)
Amgen Inc. (Fremont) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Longmont & Boulder)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Cambridge, MA) to Amgen Inc. (Rhode Island)
Amgen Inc. (Distribution Center in Louisville) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (So. San Francisco)
Amgen Inc. (So. San Francisco) to Amgen Inc. (Longmont & Boulder)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Thousand Oaks) to Amgen Inc. (Distribution Center in Louisville)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Boulder & Longmont) to Amgen Inc. (Thousand Oaks)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Boulder & Longmont)
Amgen Inc. (Longmont & Boulder) to Amgen Inc. (Cambridge, MA)
Amgen Inc. (Washington - Bothell & Seattle) to Amgen Inc. (Thousand Oaks)
Amgen NE Regional Sales Force (Philadelphia, PA) to Amgen NE Regional Sales Force (Philadelphia, PA)
Amgen Manufacturing, Limited (Puerto Rico) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Manufacturing, Limited (Boulder & Longmont) to Amgen Manufacturing, Limited (Puerto Rico)
Amgen Inc. (So. San Francisco) to Amgen Inc. (So. San Francisco)

Amgen Australia Pty. Ltd. (Sydney)
Amgen Limited (Cambridge, UK)
Amgen Inc. (Colorado - Boulder & Longmont)
Amgen Inc. (Thousand Oaks)
IBM Boulder
IBM Columbus

Amgen Limited (Cambridge, UK)

IBM Boulder

	Dial users (Assumes 50 hrs on average per month per user)	Estimated usage charge	# of Users
	BB users with IPSec	RAS Client software	# of Users
	BB SSL Users	RAS Client software	# of Users
AUSY	SSL CPE	Data Center VPN equipment	# SSL Hub
AVTS - Internet VPN
AUGF, AUAP, AUPE	Australia	VPN office Device	# Remote CPE
AUGF, AUAP, AUPE	Australia	Broadband ISP Access	# Circuits
CNHK	Hong Kong	VPN office Device	# Remote CPE
CNHK	Hong Kong	Broadband ISP Access	# Circuits
INMU	India	VPN office Device	# Remote CPE
INMU	AT&T is not authorized to resell Internet Access in India	Amgen to provide for access
AUNZ	NZ	VPN office Device	# Remote CPE
AUNZ	NZ	Broadband ISP Access	# Circuits
CAON	Canada	VPN office Device	# Remote CPE
CAON	Canada	Broadband ISP Access	# Circuits
EETA	Estonia	VPN office Device	# Remote CPE
EETA	AT&T is not authorized to resell Internet Access in Estonia	Amgen to provide for access
SKBR and SKPI	Slovakia	VPN office Device	# Remote CPE
SKBR and SKPI	Slovakia	Broadband ISP Access	# Circuits
SLLJ and No site code	Slovenia	VPN office Device	# Remote CPE
SLLJ and No site code	Slovenia	Broadband ISP Access	# Circuits
No site code	Czech	VPN office Device	# Remote CPE
No site code	Czech	Broadband ISP Access	# Circuits
No site code	Hungary	VPN office Device	# Remote CPE
No site code	Hungary	Broadband ISP Access	# Circuits
No site code	Portugal	VPN office Device	# Remote CPE
No site code	Portugal	Broadband ISP Access	# Circuits
BRBR	Brazil	VPN office Device	# Remote CPE
BRBR	Brazil	Broadband ISP Access	# Circuits
MXMC	Mexico City	VPN office Device	# Remote CPE
MXMC	Mexico City	Broadband ISP Access	# Circuits
USBM, USOH, USPA, USGR, USSC & USSH	US	VPN office Device	# Remote CPE
USBM, USOH, USPA, USGR, USSC & USSH	US	Broadband ISP Access	# Circuits
AVTS - Extranet (Business to Business VPN)
	US (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner).	VPN office Device	# of remote site CPE
	Hong Kong (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	Ireland (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
	UK (see page 7 of Amgenet.pdf from RFP to get name of sites. Transport provided by partner.)	VPN office Device	# of remote site CPE
AVTS VPN Hub Equipment
IBMB	US AVTS HIGH END HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMC	US AVTS HUB SITE CONNECTION	AVTS Hub	# of IPSec Hubs
IBMB & IBMC	US AVTS 3RD PARTY REMOTE OFFICE CONNECTION	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Branch/Sm Hub SIG CPE	AVTS Hub	# of IPSec Hubs
UKCA	UK AVTS Sub-Remote CIOS/ASA 5505 (25 tun) CPE for ISP	AVTS Hub	# of IPSec Hubs
AUSY	Australia AVTS Remote ASA CPE (5510) for ISP	AVTS Hub	# of IPSec Hubs
Supplier Defined
Supplier Defined
Supplier Defined
VOICE CARRIER PRICING
DOMESTIC VOICE - INTERSTATE

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Amgen Australia Pty. Ltd. (Sydney)

Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Australia (Griffith), Amgen Australia Pty Ltd (Adelaide) & Amgen Australia Pty Ltd (Perth)	DSL access - Enhanced Plus
Amgen Hong Kong	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Hong Kong	DSL access - Enhanced Plus
Amgen India (Mumbai)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen India (Mumbai)
Amgen New Zealand Pty Ltd	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen New Zealand Pty Ltd	GMIS - 256k with Managed Router
Amgen Canada Inc. (Ottawa)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Canada Inc. (Ottawa)	DSL access - Enhanced Premium
Amgen Estonia (Tallinn)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Estonia (Tallinn)
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovak Republic (Bratislava) & Amgen Slovakia (Piestany)	DSL access - Enhanced Standard Entry
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Slovenia and Slovenia (Kemofarmacija d.d.) Remote warehous	GMIS - 256k with Managed Router
Czech Republic (ECP) remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Czech Republic (ECP) remote warehouse	DSL access - Enhanced Standard
Hungary (HungaroPharma) Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Hungary (HungaroPharma) Remote warehouse	DSL access - Enhanced Standard
Portugal Remote warehouse	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Portugal Remote warehouse	DSL access - Enhanced Standard
Amgen Brazil (Brasilia)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Brazil (Brasilia)	GMIS - 256k with Managed Router
Amgen Mexico (Mexico City)	AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
Amgen Mexico (Mexico City)	GMIS - 256k with Managed Router

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE. NOTE:USOH indicated as closed in Site list.

Amgen Boston, Amgen Partner Site @ Jacob’s Engineering (Cincinnati, OH), Amgen Partner Site @ Jacob’s Engineering, PA, Amgen Partner Site @ Fluor Enterprises (Greenville, SC), Amgen Sacramento Office & Sharon Hill Warehouse

ADSL - 1.5M/384k Note USOH indicated as closed in Site list.

AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE
AVTS SOHO CIOS/ASA 5505 (10 tun) CPE

IBM Boulder
IBM Columbus
IBM Boulder & IBM Columbus
Amgen Limited (Cambridge, UK)
Amgen Limited (Cambridge, UK)
Amgen Australia Pty. Ltd. (Sydney)

Outbound Switched	Minutes
Outbound Ded	Minutes
Outbound Fully Connected	Minutes
Inbound Switched	Minutes
Inbound Dedicated	Minutes
Domestic Voice - Intrastate Dedicated Outbound
California Interlata	Minutes
Colorado Interlata	Minutes
Kentucky Interlata	Minutes
Massachusetts Interlata	Minutes
RhodeIsland Interlata	Minutes
Washington Interlata	Minutes
WashingtonDC Interlata	Minutes
California Intralata	Minutes
Colorado Intralata	Minutes
Kentucky Intralata	Minutes
Massachusetts Intralata	Minutes
RhodeIsland Intralata	Minutes
Washington Intralata	Minutes
WashingtonDC Intralata	Minutes
Domestic Voice - Intrastate Switched Outbound
California Interlata	Minutes
Colorado Interlata	Minutes
Kentucky Interlata	Minutes
Massachusetts Interlata	Minutes
RhodeIsland Interlata	Minutes
Washington Interlata	Minutes
WashingtonDC Interlata	Minutes
California Intralata	Minutes
Colorado Intralata	Minutes
Kentucky Intralata	Minutes
Massachusetts Intralata	Minutes
RhodeIsland Intralata	Minutes
Washington Intralata	Minutes
WashingtonDC Intralata	Minutes
Domestic Voice - Intrastate Ded to Ded
California	Minutes
Colorado	Minutes
Kentucky	Minutes
Massachusetts	Minutes
RhodeIsland	Minutes
Washington	Minutes
WashingtonDC	Minutes
California	Minutes
Colorado	Minutes
Washington	Minutes
Domestic Voice - Intrastate Switched Inbound
California Interlata	Minutes
California Intralata	Minutes
Domestic Voice - Intrastate Dedicated Inbound

California Interlata	Minutes
California Intralata	Minutes
INTERNATIONAL VOICE - US to INTL SWITCHED OUTBOUND
CANADA	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
INTERNATIONAL VOICE - US to Intl DEDICATED OUTBOUND
CANADA	Minutes
GERMANY	Minutes
Germany - Mobile	Minutes
SPAIN	Minutes
Spain - Mobile	Minutes
SWITZERLAND	Minutes
Switzerland - Mobile	Minutes
UNITED KINGDOM	Minutes
United Kingdom - Mobile	Minutes
INTERNATIONAL VOICE - INTL to US SWITCHED INBOUND
CANADA	Minutes
INTERNATIONAL VOICE - INTL to US DEDICATED INBOUND
CANADA	Minutes
MEXICO	Minutes
Domestic Data - Switched Digital 56/64
Interstate	Minutes
California Interlata	Minutes
California Intralata	Minutes
International Data - Switched Digital 56/64
CANADA	Minutes
SWITZERLAND	Minutes
Conferencing AT&T Connect
Domestic Reservationless-Toll Free Dial In	Minutes
Domestic Reservationless-Toll Dial In	Minutes
EMEA Reservationless-TF	Minutes
EMEA Reservationless-DD	Minutes
Asia/Pac Reservationless-TF	Minutes
Asia/Pac Reservationless- DD	Minutes
Standard Operator Assisted-Toll Free	Minutes
Standard Operator Assisted-Toll	Minutes
Premier Toll-Free Dial-In	Minutes
Premier Toll Dial-In	Minutes
Named User Subscription (2500 to 4999)	users

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Description	Inflation Sensitivity Factor
Application Hosting Services
All Site Types:
Windows
1-Critical Service Level	88%
2-High Service Level	88%
3-Standard Service Level	88%
Unix (Solaris)
1-Critical Service Level	88%
2-High Service Level	88%
3-Standard Service Level	88%
Linux
1-Critical Service Level	88%
2-High Service Level	88%
3-Standard Service Level	88%
AS400 (OS400)
1-Critical Service Level	75%
2-High Service Level	75%
3-Standard Service Level	75%
OpenVMS
1-Critical Service Level	88%
2-High Service Level	88%
3-Standard Service Level	88%
Other Unix (HP-UX, IRIX, True64)
1-Critical Service Level	88%
2-High Service Level	88%
3-Standard Service Level	88%
Database & Middleware Support
Oracle Database	88%
SQL Database	88%
Middleware Support	88%
Usable Disk Storage TBs - Shared (per TB) - Tier 1	60%
Usable Disk Storage TBs - Shared (per TB) - Tier 2	60%
Usable Disk Storage TBs - Shared (per TB) - Tier 3	60%
Usable Disk Storage TBs - Shared (per TB) - Tier 4	60%
Utility Server Support & Infrastructure	88%
Web Hosting Services (part of Application Hosting Services)
All Site Types:
Web Hosting Services
1-Critical Service Level	88%
2-High Service Level	88%
3-Standard Service Level	88%

Managed Network Services
Locations (Systems & Services)
WAN-Company Facilities
Site Type 1	28%
Site Type 2	28%
Tier 1 Hubs (distribution layer)	28%
Call Center Seats	63%
Video Conference Rooms	82%
PBXs: Small per system	82%
Medium per system	67%
Large per system	34%
Handsets - Digital per port	30%
Handsets - Analog per port	NA
VOICE
Voice - IMACs	95%
Pagers	20%
Fixed Fee - Managed Network Services (includes Tangoe IPV/TEM credit)	0%
Messaging, Directory & Collaboration Services
Standard Service Level
E-mail Accounts	80%
LAN Services (part of Managed Network Services)
Site Type 1:
LAN-Attached Devices	38%
VoIP	0%
Wireless Access Points (WAPs)	0%
Site Type 2:
LAN-Attached Devices	38%
VoIP	0%
Wireless Access Points (WAPs)	0%
Site Type 3:
LAN-Attached Devices	38%
VoIP	0%
Wireless Access Points (WAPs)	0%
100 MB	21%
10 GB	21%
GIG_E	21%
USTO WAP CISCO 3502E	0%
USTO WAP CISCO 3502I (internal Antenna)	0%
Fixed Fee - LAN Services	0%
End-User Computing Services
All Site Types - Standard Service Level
Standard Desktops	82%
Standard Laptops	82%
Standard Unix Workstations	82%
Standard Network Printers	82%
Print Pages (000s) Black&White - Billable	50%
Print Pages (000s) Color - Billable	50%
Standard Handheld Devices/PDAs/Cell Phones/Data Cards	82%
Tablets	82%

Nextels	82%
IMACs	82%
10 FTEs (1)	82%
Fixed Fee - EUS	0%
Service Desk Services
Service Desk Seat	95%
Field Service Desk (1)	95%
Projects Support Services
Completion of Existing Projects (per Ex. 9)	N/A

Note 1: Inflation factor applicable starting with 2012 fees

Category of Services	5 Year Term					Optional One Year Extensions			5 Year Average	8 Year Average
	2009	2010	2011	2012	2013	2014	2015	2016
FOREIGN EXCHANGE SENSITIVITIES (FES)
Application Hosting Services
India FES%	N/A	15.9%	15.2%	15.7%	16.3%	16.8%	17.4%	18.0%	16.0%	16.5%
Web Hosting Services
India FES%	N/A	15.9%	15.2%	15.7%	16.3%	16.8%	17.4%	18.0%	16.1%	16.5%
Managed Network Services
FES%	N/A	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Managed Network - Data/Voice Carrier
FES%	N/A	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Messaging, Directory & Collaboration Services
India FES%	N/A	33.4%	33.6%	33.9%	33.6%	33.6%	33.6%	33.6%	33.1%	33.2%
LAN Services
FES%	N/A	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
End-User Computing Services (1)
India FES%	N/A	1.4%	1.5%	1.4%	1.4%	1.6%	1.7%	1.9%	1.3%	1.4%
Argentina FES%	N/A	2.5%	2.5%	2.3%	2.1%	2.3%	2.4%	2.6%	2.2%	2.3%
Service Desk Services (2)
India FES%	N/A	30.9%	32.5%	35.2%	38.3%	38.3%	38.3%	38.3%	34.7%	35.8%
South Africa FES%	N/A	18.0%	19.8%	21.7%	23.4%	23.4%	23.4%	23.4%	19.8%	20.9%

Note 1: Fx factor applicable for 10 FTE resource unit starting with 2012 fees

Note 2: Fx applicable to Service Desk Services only (India and South Africa) - Fx is not applicable to Field Service Desk

	Argentina Peso	India Rupee	S Africa Rand
Base Foreign Exchange Rates (BFERs)	3.205	48.875	10.105

FOREIGN EXCHANGE CONVERSION RATES FOR LOCAL COUNTRY AGREEMENTS

Country	Curr Code	Currency	FX Rate
Australia	AUD	Australia $	1.1900	PER US $
Austria	EURO	Euro	0.6897	PER US $
Belgium	EURO	Euro	0.6897	PER US $
Brazil	BRL	Real	1.7800	PER US $
Canada	CAD	Canadian $	1.1000	PER US $
Czech	CZK	Koruna	17.6000	PER US $
Denmark	DKK	Krone	5.1400	PER US $
Estonia	EEK	Kroon	17.5000	PER US $
Finland	EURO	Euro	0.6897	PER US $
France	EURO	Euro	0.6897	PER US $
Germany	EURO	Euro	0.6897	PER US $
Greece	EURO	Euro	0.6897	PER US $
Hungary	HUF	Florint	185.0000	PER US $
India	INR	Rupee	49.0000	PER US $
Ireland	EURO	Euro	0.6897	PER US $
Italy	EURO	Euro	2.5000	PER US $

Lithuania	LTL	Litas	2.2231	PER US $
Netherlands	EURO	Euro	0.6897	PER US $
New Zealand	NZD	New Zeal $	1.2920	PER US $
Norway	NOK	Kroner	5.3100	PER US $
Poland	PLN	Zloty	2.5000	PER US $
Portugal	EURO	Euro	0.6897	PER US $
Russia	RUB	Rouble	26.4201	PER US $
Singapore	SGD	Singapore $	1.3643	PER US $
Slovakia	SKK	Koruna	29.6250	PER US $
Slovenia	EURO	Euro	0.6897	PER US $
Spain	EURO	Euro	0.6897	PER US $
Sweden	SEK	Krona	6.4200	PER US $
Switzerland	CHF	Euro	1.1000	PER US $
UK	GBP	Pound	0.5100	PER US $

	US Transition	Signing Period
	Year 1	ED	ED +1
Application Hosting Services
Labor related	[*]	[*]	[*]
Hardware related	[*]	[*]	[*]
Software related		-	$-
Other	[*]	[*]	[*]
Total Transition Costs	[*]	[*]	[*]

Web Hosting Services
Labor related	[*]	[*]	[*]
Hardware related	-	-	$-
Software related	-	-	$-
Other	-	-	$-
Total Transition Costs	[*]	[*]	[*]

Managed Network Services
Labor related	[*]	[*]	[*]
Hardware related	-	-	$-
Software related	-	-	$-
Other	-	-	$-
Total Transition Costs	[*]	[*]	[*]

Messaging, Directory & Collaboration Services
Labor related	[*]	[*]	[*]
Hardware related	-	-	$-
Software related	-	-	$-
Other	-	-	$-
Total Transition Costs	[*]	[*]	[*]

LAN Services
Labor related	[*]	[*]	[*]
Hardware related	-	-	$-
Software related	-	-	$-
Other	-	-	$-
Total Transition Costs	[*]	[*]	[*]

End User Computing Services
Labor related	[*]	[*]	[*]
Hardware related	-	-	$-
Software related	-	-	$-
Other	[*]	[*]	[*]
Total Transition Costs	[*]	[*]	[*]

Service Desk Services
Labor related	[*]	[*]	[*]
Hardware related	-	-	$-
Software related	-	-	$-
Other	[*]	[*]	[*]
Total Transition Costs	[*]	[*]	[*]

Project Support Services
Labor related	-	-	$-
Hardware related	-	-	$-
Software related	-	-	$-
Other	-	-	$-
Total Transition Costs	-	-	-

Grand Total
Labor related	[*]	[*]	[*]
Hardware related	[*]	[*]	[*]
Software related	-	-	-
Other	[*]	[*]	[*]
Total Transition Costs	[*]	[*]	[*]

Transition Period
CD	CD +1	CD +2	CD +3	CD +4	CD +5	CD +6	CD +7	CD +8	CD +9	CD +10

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
$ -	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
-	-	-	-	-	-	-	-	-	-	-

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
-	---	---	---	---	---
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

International Rate Card

Description				FTE Type
Country	LCA	Local Currency	LCA Currency	1	2	3	4	5
United States	United States	USD	USD	[*]	[*]	[*]	[*]	[*]
Canada	Canada	CAD	CAD	[*]	[*]	[*]	[*]	[*]
Australia	Australia	AUD	AUD	[*]	[*]	[*]	[*]	[*]
Austria	Netherlands	EUR	EUR	[*]	[*]	[*]	[*]	[*]
Belgium	Netherlands	EUR	EUR	[*]	[*]	[*]	[*]	[*]
Czech Republic	Netherlands	CZK	EUR	[*]	[*]	[*]	[*]	[*]
Denmark	Netherlands	DKK	EUR	[*]	[*]	[*]	[*]	[*]
Finland	Netherlands	EUR	EUR	[*]	[*]	[*]	[*]	[*]
France	Netherlands	EUR	EUR	[*]	[*]	[*]	[*]	[*]
Germany	Netherlands	EUR	EUR	[*]	[*]	[*]	[*]	[*]
Greece	Netherlands	EUR	EUR	[*]	[*]	[*]	[*]	[*]
Hong Kong	Australia	HKD	AUD	[*]	[*]	[*]	[*]	[*]
Hungary	Netherlands	HUF	EUR	[*]	[*]	[*]	[*]
India	Australia	INR	AUD	[*]	[*]	[*]	[*]	[*]
Ireland	United Kingdom	EUR	GBP	[*]	[*]	[*]	[*]	[*]
Italy	Netherlands	EUR	EUR	[*]	[*]	[*]	[*]	[*]
Japan	Australia	YEN	AUD	[*]	[*]	[*]	[*]	[*]
Mexico	United States	PESO	USD	[*]	[*]	[*]	[*]	[*]
Netherlands	Netherlands	EUR	EUR	[*]	[*]	[*]	[*]	[*]
Norway	Netherlands	NOK	EUR	[*]	[*]	[*]	[*]	[*]
Poland	Netherlands	PLN	EUR	[*]	[*]	[*]	[*]	[*]
Portugal	Netherlands	EUR	EUR	[*]	[*]	[*]	[*]	[*]
Romania	Netherlands	ROL	EUR	[*]	[*]	[*]	[*]
Russia	Netherlands	RUB	EUR	[*]		[*]	[*]	[*]
Spain	Netherlands	EUR	EUR	[*]	[*]	[*]	[*]	[*]
Sweden	Netherlands	SEK	EUR	[*]	[*]	[*]	[*]	[*]
Switzerland	Switzerland	CHF	CHF	[*]	[*]	[*]	[*]	[*]
United Arab Emirates	Netherlands	AED	EUR		[*]	[*]	[*]	[*]
United Kingdom	United Kingdom	GBP	GBP	[*]	[*]	[*]	[*]	[*]

*	Project Rates do not include travel to be approved by Amgen.
**	Rates are effective for entire term of contract

Exhibit 4

Attachment 4-H

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Buyout Data

					4/1/12 Buyout
Manufacturer	Model Number	Quantity	Per Unit Price	Total Gross Amount	After Depreciation
Infoprint	1872	1162	[*]	[*]	[*]
Infoprint	1764	583	[*]	[*]	[*]
Infoprint	1826	422	[*]	[*]	[*]
Infoprint	1988	334	[*]	[*]	[*]
Infoprint	1940	281	[*]	[*]	[*]
Infoprint	1769	265	[*]	[*]	[*]
Infoprint	1880	190	[*]	[*]	[*]
Infoprint	1870	153	[*]	[*]	[*]
Infoprint	1759	120	[*]	[*]	[*]
Infoprint	1822	11	[*]	[*]	[*]
Infoprint	1664	1	[*]	[*]	[*]
Infoprint	1767	1	[*]	[*]	[*]
Infoprint	1866	5	[*]	[*]	[*]
Infoprint	1580	5	[*]	[*]	[*]
Infoprint	1930	1	[*]	[*]	[*]
LEXMARK	X945E	2	[*]	[*]	[*]
LEXMARK	X656DE	1	[*]	[*]	[*]
LEXMARK	X544	1	[*]	[*]	[*]
Ricoh Imagio	C5001 SPF	5	[*]	[*]	[*]
		3543	Printers	[*]	[*]
			Features	[*]	[*]
				[*]	[*]
Based on projected printer install base on 4/1/12 - See Master List tab

Includes 35 printers purchased directly by IBM

Includes features purchased directly by IBM

Lease Data

Month(s)	US	Non-US	Total	# of Months	Total
Apr 2012 - May 2014	[*]	[*]	[*]	26	[*]
June 2014 - Sep 2014	[*]	[*]	[*]	4	[*]
Oct-14	[*]	[*]	[*]	1	[*]
Nov-14	[*]	[*]	[*]	1	[*]
Dec-14	[*]	[*]	[*]	1	[*]
Jan-15	[*]	[*]	[*]	1	[*]
Feb-15	[*]	[*]	[*]	1	[*]
Mar-15	[*]	[*]	[*]	1	[*]
Apr-15	[*]	[*]	[*]	1	[*]
May-15	[*]	[*]	[*]	1	[*]
Jun-15	[*]	[*]	[*]	1	[*]
Jul-15	[*]	[*]	[*]	1	[*]
Aug-15	[*]	[*]	[*]	1	[*]
Sep-15	[*]	[*]	[*]	1	[*]
Oct-15	[*]	[*]	[*]	1	[*]
Nov-15	[*]	[*]	[*]	1	[*]
Dec-15	[*]	[*]	[*]	1	[*]
Jan-16	[*]	[*]	[*]	1	[*]
Feb-16	[*]	[*]	[*]	1	[*]
Mar-16	[*]	[*]	[*]	1	[*]
Apr-16	[*]	[*]	[*]	1	[*]
May-16	[*]	[*]	[*]	1	[*]
Jun-16	[*]	[*]	[*]	1	[*]
Jul-16	[*]	[*]	[*]	1	[*]
Aug-16	[*]	[*]	[*]	1	[*]
Sep-16	[*]	[*]	[*]	1	[*]
Oct-16	[*]	[*]	[*]	0	[*]
				Total	[*]

Based on projected printer install base on 4/1/12 - See Master List tab

Does not include 35 printers purchased directly by IBM

Does not include features purchased directly by IBM

Buyout Data

		Data
GEO	Status	Sum of Buyout	Sum of qty
Australia	INSTALLED	[*]	19
Australia Total		[*]	19
Canada	INSTALLED	[*]	30
	WAREHOUSE	[*]	2
Canada Total		[*]	32
China	To BE INSTALLED	[*]	5
China Total		[*]	5
EMEA	INSTALLED	[*]	299
	To BE INSTALLED	[*]	35
	WAREHOUSE	[*]	29
	SAP - To Be Installed	[*]	32
	INSTALLED - IBM Purchased	[*]	35
EMEA Total		[*]	430
India	To BE INSTALLED	[*]	4
India Total		[*]	4
Japan	To BE INSTALLED	[*]	5
Japan Total		[*]	5
Mexico	INSTALLED	[*]	4
Mexico Total		[*]	4
US	INSTALLED	[*]	2,760
	WAREHOUSE	[*]	140
	SAP - To Be Installed	[*]	144
US Total		[*]	3,044
Grand Total		[*]	3,543
		Data
Status	GEO	Sum of Buyout	Sum of qty
INSTALLED	Australia	[*]	19
	Canada	[*]	30
	EMEA	[*]	299
	Mexico	[*]	4
	US	[*]	2,760
INSTALLED Total		[*]	3,112
To BE INSTALLED	China	[*]	5
	EMEA	[*]	35
	India	[*]	4
	Japan	[*]	5
To BE INSTALLED Total		[*]	49
WAREHOUSE	Canada	[*]	2
	EMEA	[*]	29
	US	[*]	140
WAREHOUSE Total		[*]	171
SAP - To Be Installed	EMEA	[*]	32
	US	[*]	144
SAP - To Be Installed Total		[*]	176
INSTALLED - IBM Purchased	EMEA	[*]	35
INSTALLED - IBM Purchased Total		[*]	35
Grand Total		[*]	3,543

GEO	Status	Serial_no	Face_Description	qty	City	Country
EMEA	INSTALLED	0431969	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0432045	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	98B0KFL	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98B0YK1	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98A0FYH	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98B0Y9W	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98B0YK3	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98B116F	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	794D6HL	1872	1	[*]	[*]
EMEA	INSTALLED	794D6NG	1872	1	[*]	[*]
EMEA	INSTALLED	98B0YG1	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98B14W2	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	794D6F6	1872	1	[*]	[*]
EMEA	INSTALLED	98B0YFT	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	0432040	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	794D6N6	1872	1	[*]	[*]
EMEA	INSTALLED	794D6WW	1872	1	[*]	[*]
EMEA	INSTALLED	98A0517	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98A0FM2	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98A0FZ4	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98B0YC6	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98A04ZH	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98A0896	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98B0YHN	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98B14VL	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	0432039	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	7949XTY	1872	1	[*]	[*]
EMEA	INSTALLED	794D67Z	1872	1	[*]	[*]
EMEA	INSTALLED	794D6NP	1872	1	[*]	[*]
EMEA	INSTALLED	98B1530	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	0241721	COLOR 1759 MFP	1	[*]	[*]
EMEA	INSTALLED	793MLL7	1872	1	[*]	[*]
EMEA	INSTALLED	940X4G1	COLOR 1764 MFP	1	[*]	[*]
EMEA	INSTALLED	2450415	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	940X4P1	COLOR 1764 MFP	1	[*]	[*]
EMEA	INSTALLED	940X4FP	COLOR 1764 MFP	1	[*]	[*]
EMEA	INSTALLED	0431902	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431944	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	7949XY5	1872	1	[*]	[*]
EMEA	INSTALLED	7949Y1M	1872	1	[*]	[*]
EMEA	INSTALLED	35P3FRF	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P3FRL	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P3FRT	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P409Y	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P409R	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	2456111	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2456131	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	94F3ZY3	COLOR 1826 MFP	1	[*]	[*]

Address	Model_no	Part_No	Model	Install Date	Price	Monthly Amortization	# Days	Months	Buyout
[*]	4887-dn1	39V2188	1769	11/09/10	[*]	$154	509	17.0	[*]
[*]	4887-dn1	39V2183	1769	11/09/10	[*]	$154	509	17.0	[*]
[*]	4989-dn1	39V3238	1826	11/11/10	[*]	$11	507	16.9	[*]
[*]	4989-dn1	39V3238	1826	11/11/10	[*]	$11	507	16.9	[*]
[*]	4989-dn1	39V3238	1826	11/30/10	[*]	$11	488	16.3	[*]
[*]	4989-dn1	39V3238	1826	11/30/10	[*]	$11	488	16.3	[*]
[*]	4989-dn1	39V3238	1826	11/30/10	[*]	$11	488	16.3	[*]
[*]	4989-dn1	39V3238	1826	11/30/10	[*]	$11	488	16.3	[*]
[*]	4553-dn1	39V2865	1872	11/29/10	[*]	$18	489	16.3	[*]
[*]	4553-dn1	39V2865	1872	11/29/10	[*]	$18	489	16.3	[*]
[*]	4989-dn1	39V3247	1826	11/29/10	[*]	$11	489	16.3	[*]
[*]	4989-dn1	39V3247	1826	11/29/10	[*]	$11	489	16.3	[*]
[*]	4553-dn1	39V2865	1872	11/30/10	[*]	$18	488	16.3	[*]
[*]	4989-dn1	39V3247	1826	11/30/10	[*]	$11	488	16.3	[*]
[*]	4887-dn1	39V2186	1769	12/02/10	[*]	$154	486	16.2	[*]
[*]	4553-dn1	39V2865	1872	12/03/10	[*]	$18	485	16.2	[*]
[*]	4553-dn1	39V2865	1872	12/02/10	[*]	$18	486	16.2	[*]
[*]	4989-dn1	39V3247	1826	12/03/10	[*]	$11	485	16.2	[*]
[*]	4989-dn1	39V3247	1826	12/02/10	[*]	$11	486	16.2	[*]
[*]	4989-dn1	39V3247	1826	12/02/10	[*]	$11	486	16.2	[*]
[*]	4989-dn1	39V3247	1826	12/02/10	[*]	$11	486	16.2	[*]
[*]	4989-dn1	39V3247	1826	12/13/10	[*]	$11	475	15.8	[*]
[*]	4989-dn1	39V3247	1826	12/13/10	[*]	$11	475	15.8	[*]
[*]	4989-dn1	39V3247	1826	12/13/10	[*]	$11	475	15.8	[*]
[*]	4989-dn1	39V3247	1826	12/13/10	[*]	$11	475	15.8	[*]
[*]	4887-dn1	39V2186	1769	12/14/10	[*]	$154	474	15.8	[*]
[*]	4553-dn1	39V2865	1872	12/14/10	[*]	$18	474	15.8	[*]
[*]	4553-dn1	39V2865	1872	12/14/10	[*]	$18	474	15.8	[*]
[*]	4553-dn1	39V2865	1872	12/14/10	[*]	$18	474	15.8	[*]
[*]	4989-dn1	39V3247	1826	12/14/10	[*]	$11	474	15.8	[*]
[*]	4886-dn1	39V2152	1759	03/20/10	[*]	$129	743	24.8	[*]
[*]	4553-dn1	39V2851	1872	03/20/10	[*]	$18	743	24.8	[*]
[*]	4899	39V2097	1764	12/06/10	[*]	$55	482	16.1	[*]
[*]	4859-t01	39V3815	1988	03/20/10	[*]	$133	743	24.8	[*]
[*]	4937	39V2097	1764	04/11/11	[*]	$55	356	11.9	[*]
[*]	4899	39V2097	1764	06/10/11	[*]	$55	296	9.9	[*]
[*]	4887-dn1	39V2184	1769	12/11/10	[*]	$154	477	15.9	[*]
[*]	4887-dn1	39V2184	1769	12/11/10	[*]	$154	477	15.9	[*]
[*]	4553-dn1	39V2865	1872	12/11/10	[*]	$18	477	15.9	[*]
[*]	4553-dn1	39V2865	1872	12/11/10	[*]	$18	477	15.9	[*]
[*]	4570-n11	39V3683	1940	12/11/10	[*]	$17	477	15.9	[*]
[*]	4570-n11	39V3707	1940	12/11/10	[*]	$17	477	15.9	[*]
[*]	4570-n11	39V3683	1940	12/11/10	[*]	$17	477	15.9	[*]
[*]	4570-n11	39V3683	1940	12/11/10	[*]	$17	477	15.9	[*]
[*]	4570-n11	39V3683	1940	12/11/10	[*]	$17	477	15.9	[*]
[*]	4859-t01	39V3822	1988	12/11/10	[*]	$133	477	15.9	[*]
[*]	4859-t01	39V3822	1988	12/11/10	[*]	$133	477	15.9	[*]
[*]	4989-dn1	39V3228	1826	12/11/10	[*]	$11	477	15.9	[*]

EMEA	INSTALLED	940WR4R	COLOR 1764 MFP	1	[*]	[*]
EMEA	INSTALLED	0243542	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0430439	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	98A0NFG	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	35P30Y8	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	940X0YN	COLOR 1764 MFP	1	[*]	[*]
EMEA	INSTALLED	7949XD3	1872	1	[*]	[*]
EMEA	INSTALLED	7949XG6	1872	1	[*]	[*]
EMEA	INSTALLED	7949XHZ	1872	1	[*]	[*]
EMEA	INSTALLED	35P30HZ	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P30Y3	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P30Y5	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P30YF	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P3121	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	940X0WY	COLOR 1764 MFP	1	[*]	[*]
EMEA	INSTALLED	0431422	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	2455753	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	35P311W	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	940X1GW	COLOR 1764 MFP	1	[*]	[*]
EMEA	INSTALLED	35P37HH	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P37LX	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P37M5	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P37M8	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	2455740	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2455745	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2455755	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2456130	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	0432313	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	35P3FRX	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P30TP	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P48V8	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	940X6BB	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	940X9NX	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	7946P0C	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7946P37	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	794B49T	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	35P47TF	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	940XH0V	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	940XH21	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	940XH28	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	940XH2B	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	0433947	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	7946NZ7	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7946P18	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7946P28	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7946P2Z	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7946P30	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7946P39	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	794BXV3	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	35P3VV4	1940 MFP	1	[*]	[*]

[*]	4899		1764	09/24/10	[*]	$55	555	18.5	[*]
[*]	4887-dn1	39V2175	1769	09/27/10	[*]	$154	552	18.4	[*]
[*]	4887-dn1	39V2175	1769	08/31/10	[*]	$154	579	19.3	[*]
[*]	4989-dn1	39V3214	1826	09/01/10	[*]	$11	578	19.3	[*]
[*]	4570-n11	39V3697	1940	10/13/10	[*]	$17	536	17.9	[*]
[*]	4899	39V2106	1764	10/18/10	[*]	$55	531	17.7	[*]
[*]	4553-dn1	39V2871	1872	10/18/10	[*]	$18	531	17.7	[*]
[*]	4553-dn1	39V2871	1872	10/15/10	[*]	$18	534	17.8	[*]
[*]	4553-dn1	39V3183	1872	10/18/10	[*]	$18	531	17.7	[*]
[*]	4570-n11	39V3697	1940	10/15/10	[*]	$17	534	17.8	[*]
[*]	4570-n11	39V3697	1940	10/18/10	[*]	$17	531	17.7	[*]
[*]	4570-n11	39V3697	1940	10/15/10	[*]	$17	534	17.8	[*]
[*]	4570-n11	39V3697	1940	10/15/10	[*]	$17	534	17.8	[*]
[*]	4570-n11	39V3697	1940	10/18/10	[*]	$17	531	17.7	[*]
[*]	4899	39V2106	1764	10/19/10	[*]	$55	530	17.7	[*]
[*]	4887-dn1	39V2189	1769	10/19/10	[*]	$154	530	17.7	[*]
[*]	4859-t01	39V3830	1988	10/19/10	[*]	$133	530	17.7	[*]
[*]	4570-n11	39V3697	1940	10/21/10	[*]	$17	528	17.6	[*]
[*]	4899	39V2106	1764	11/12/10	[*]	$55	506	16.9	[*]
[*]	4570-n11	39V3697	1940	11/11/10	[*]	$17	507	16.9	[*]
[*]	4570-n11	39V3697	1940	11/12/10	[*]	$17	506	16.9	[*]
[*]	4570-n11	39V3697	1940	11/11/10	[*]	$17	507	16.9	[*]
[*]	4570-n11	39V3697	1940	11/11/10	[*]	$17	507	16.9	[*]
[*]	4859-t01	39V3830	1988	11/11/10	[*]	$133	507	16.9	[*]
[*]	4859-t01	39V3830	1988	11/11/10	[*]	$133	507	16.9	[*]
[*]	4859-t01	39V3830	1988	11/11/10	[*]	$133	507	16.9	[*]
[*]	4859-t01	39V3830	1988	11/12/10	[*]	$133	506	16.9	[*]
[*]	4887-dn1	39V2189	1769	11/24/10	[*]	$154	494	16.5	[*]
[*]	4570-n11	39V3697	1940	11/24/10	[*]	$17	494	16.5	[*]
[*]	4570-n11	39V3697	1940	12/03/10	[*]	$17	485	16.2	[*]
[*]	4570-n11	39V3691	1940	02/28/11	[*]	$17	398	13.3	[*]
[*]	4937-DN01	39V2020	1764	02/28/11	[*]	$55	398	13.3	[*]
[*]	4937-DN01	39V2865	1764	02/28/11	[*]	$55	398	13.3	[*]
[*]	4568-fd1	39V3141	1880	02/28/11	[*]	$50	398	13.3	[*]
[*]	4568-fd1	39V3141	1880	02/28/11	[*]	$50	398	13.3	[*]
[*]	4568-fd1	39V3141	1880	02/28/11	[*]	$50	398	13.3	[*]
[*]	4570-n11	39V3691	1940	02/28/11	[*]	$17	398	13.3	[*]
[*]	4937-DN01	39V2020	1764	03/02/11	[*]	$55	396	13.2	[*]
[*]	4937-DN01	39V2020	1764	03/02/11	[*]	$55	396	13.2	[*]
[*]	4937-DN01	39V2020	1764	03/02/11	[*]	$55	396	13.2	[*]
[*]	4937-DN01	39V2020	1764	03/07/11	[*]	$55	391	13.0	[*]
[*]	4887-dn1	39V2187	1769	03/07/11	[*]	$154	391	13.0	[*]
[*]	4568-fd1	39V3141	1880	03/04/11	[*]	$50	394	13.1	[*]
[*]	4568-fd1	39V3141	1880	03/02/11	[*]	$50	396	13.2	[*]
[*]	4568-fd1	39V3141	1880	03/07/11	[*]	$50	391	13.0	[*]
[*]	4568-fd1	39V3141	1880	03/02/11	[*]	$50	396	13.2	[*]
[*]	4568-fd1	39V3141	1880	03/02/11	[*]	$50	396	13.2	[*]
[*]	4568-fd1	39V3141	1880	03/07/11	[*]	$50	391	13.0	[*]
[*]	4568-fd1	39V3141	1880	03/02/11	[*]	$50	396	13.2	[*]
[*]	4570-n11	39V3691	1940	03/07/11	[*]	$17	391	13.0	[*]

EMEA	INSTALLED	35P3VV5	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P47ZV	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P4805	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P4808	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P48D3	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	2456464	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	940X6C2	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	940X6F2	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	7946NZ2	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7946NZ4	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7946NZV	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7946P0V	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	35P48CC	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P48D0	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P3VRW	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P48D5	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	7946P0X	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7946P2F	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	35P58H1	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	79459NY	1872	1	[*]	[*]
EMEA	INSTALLED	7949XP9	1872	1	[*]	[*]
EMEA	INSTALLED	7949XT8	1872	1	[*]	[*]
EMEA	INSTALLED	35P30YK	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	940X7XX	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	7949XG4	1872	1	[*]	[*]
EMEA	INSTALLED	7949XPK	1872	1	[*]	[*]
EMEA	INSTALLED	7949XR6	1872	1	[*]	[*]
EMEA	INSTALLED	7949XRT	1872	1	[*]	[*]
EMEA	INSTALLED	794D6GN	1872	1	[*]	[*]
EMEA	INSTALLED	794D6H9	1872	1	[*]	[*]
EMEA	INSTALLED	794D6N9	1872	1	[*]	[*]
EMEA	INSTALLED	794D6R9	1872	1	[*]	[*]
EMEA	INSTALLED	794D6RN	1872	1	[*]	[*]
EMEA	INSTALLED	794D6TL	1872	1	[*]	[*]
EMEA	INSTALLED	2456117	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	0432553	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	940X7RX	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	0432334	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0432476	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	793YF8N	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	794D6M9	1872	1	[*]	[*]
EMEA	INSTALLED	794D6N1	1872	1	[*]	[*]
EMEA	INSTALLED	794D6PK	1872	1	[*]	[*]
EMEA	INSTALLED	98B0Y8W	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	0432483	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431553	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0930123	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	98A0N6L	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	940X785	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	7949XR9	1872	1	[*]	[*]

[*]	4570-n11	39V3691	1940	03/07/11	[*]	$17	391	13.0	[*]
[*]	4570-n11	39V3691	1940	03/02/11	[*]	$17	396	13.2	[*]
[*]	4570-n11	39V3691	1940	03/02/11	[*]	$17	396	13.2	[*]
[*]	4570-n11	39V3691	1940	03/02/11	[*]	$17	396	13.2	[*]
[*]	4570-n11	39V3691	1940	03/02/11	[*]	$17	396	13.2	[*]
[*]	4859-t01	39V3822	1988	03/07/11	[*]	$133	391	13.0	[*]
[*]	4937-DN01	39V2020	1764	03/09/11	[*]	$55	389	13.0	[*]
[*]	4937-DN01	39V2020	1764	03/09/11	[*]	$55	389	13.0	[*]
[*]	4568-fd1	39V3141	1880	03/09/11	[*]	$50	389	13.0	[*]
[*]	4568-fd1	39V3141	1880	03/09/11	[*]	$50	389	13.0	[*]
[*]	4568-fd1	39V3141	1880	03/09/11	[*]	$50	389	13.0	[*]
[*]	4568-fd1	39V3141	1880	03/09/11	[*]	$50	389	13.0	[*]
[*]	4570-n11	39V3691	1940	03/09/11	[*]	$17	389	13.0	[*]
[*]	4570-n11	39V3691	1940	03/10/11	[*]	$17	388	12.9	[*]
[*]	4570-n11	39V3691	1940	04/22/11	[*]	$17	345	11.5	[*]
[*]	4570-n11	39V3691	1940	04/22/11	[*]	$17	345	11.5	[*]
[*]	4568-fd1	39V3069	1880	04/22/11	[*]	$50	345	11.5	[*]
[*]	4568-fd1	39V3141	1880	04/22/11	[*]	$50	345	11.5	[*]
[*]	4570-n11	39V3691	1940	04/26/11	[*]	$17	341	11.4	[*]
[*]	4553-dn1	39V2851	1872	08/19/10	[*]	$18	591	19.7	[*]
[*]	4553-dn1	39V2865	1872	11/21/10	[*]	$18	497	16.6	[*]
[*]	4553-dn1	39V2865	1872	11/24/10	[*]	$18	494	16.5	[*]
[*]	4570-n11	39V3689	1940	11/21/10	[*]	$17	497	16.6	[*]
[*]	4937-DN01	39V2020	1764	11/27/10	[*]	$55	491	16.4	[*]
[*]	4553-dn1	39V2865	1872	11/29/10	[*]	$18	489	16.3	[*]
[*]	4553-dn1	39V2865	1872	11/29/10	[*]	$18	489	16.3	[*]
[*]	4553-dn1	39V2865	1872	11/27/10	[*]	$18	491	16.4	[*]
[*]	4553-dn1	39V2865	1872	11/29/10	[*]	$18	489	16.3	[*]
[*]	4553-dn1	39V2865	1872	11/29/10	[*]	$18	489	16.3	[*]
[*]	4553-dn1	39V2865	1872	11/29/10	[*]	$18	489	16.3	[*]
[*]	4553-dn1	39V2865	1872	11/29/10	[*]	$18	489	16.3	[*]
[*]	4553-dn1	39V2865	1872	11/29/10	[*]	$18	489	16.3	[*]
[*]	4553-dn1	39V2865	1872	11/29/10	[*]	$18	489	16.3	[*]
[*]	4553-dn1	39V2865	1872	11/29/10	[*]	$18	489	16.3	[*]
[*]	4859-t01	39V3822	1988	11/29/10	[*]	$133	489	16.3	[*]
[*]	4887-dn1	39V2192	1769	11/30/10	[*]	$154	488	16.3	[*]
[*]	4937-DN01	39V2020	1764	12/04/10	[*]	$55	484	16.1	[*]
[*]	4887-dn1	39V2192	1769	12/04/10	[*]	$154	484	16.1	[*]
[*]	4887-dn1	39V2186	1769	12/04/10	[*]	$154	484	16.1	[*]
[*]	4567-dn1	39V3037	1870	12/10/10	[*]	$36	478	15.9	[*]
[*]	4553-dn1	39V2865	1872	12/10/10	[*]	$18	478	15.9	[*]
[*]	4553-dn1	39V2865	1872	12/10/10	[*]	$18	478	15.9	[*]
[*]	4553-dn1	39V2865	1872	12/10/10	[*]	$18	478	15.9	[*]
[*]	4989-dn1	39V3234	1826	12/09/10	[*]	$11	479	16.0	[*]
[*]	4887-dn1	39V2186	1769	01/03/11	[*]	$154	454	15.1	[*]
[*]	4887-dn1	39V2186	1769	01/28/11	[*]	$154	429	14.3	[*]
[*]	4887-dn1	39V2175	1769	09/09/10	[*]	$154	570	19.0	[*]
[*]	4989-dn1	39V3214	1826	09/09/10	[*]	$11	570	19.0	[*]
[*]	4937-DN01	39V2020	1764	11/15/10	[*]	$55	503	16.8	[*]
[*]	4553-dn1	39V2865	1872	11/15/10	[*]	$18	503	16.8	[*]

EMEA	INSTALLED	7949XZ4	1872	1	[*]	[*]
EMEA	INSTALLED	35P3FPH	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	2455777	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	98A0FTY	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	0431410	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431411	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431417	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431435	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	98A0MY2	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	35P3129	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	0432328	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	2455760	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	0431992	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	7932252	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	2455761	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	0432330	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0432338	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	794097X	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	794D6LV	1872	1	[*]	[*]
EMEA	INSTALLED	940X1GV	COLOR 1764 MFP	1	[*]	[*]
EMEA	INSTALLED	0431563	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431564	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431995	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	7932278	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	94E2889	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	2455749	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	7932243	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	2455757	1988 MFP	1	[*]	[*]
EMEA	WAREHOUSE	7949XLX	1872	1	[*]	[*]
EMEA	WAREHOUSE	98A0MXR	COLOR 1826 MFP	1	[*]	[*]
EMEA	WAREHOUSE	94F4FMW	COLOR 1826 MFP	1	[*]	[*]
EMEA	WAREHOUSE	98B0YBN	COLOR 1826 MFP	1	[*]	[*]
EMEA	WAREHOUSE	35P47YV	1940 MFP	1	[*]	[*]
EMEA	WAREHOUSE	7942BNM	1870 MFP	1	[*]	[*]
EMEA	WAREHOUSE	794D9HL	1870 MFP	1	[*]	[*]
EMEA	WAREHOUSE	940X4GD	COLOR 1764 MFP	1	[*]	[*]
EMEA	WAREHOUSE	940X4KZ	COLOR 1764 MFP	1	[*]	[*]
EMEA	WAREHOUSE	2456119	1988 MFP	1	[*]	[*]
EMEA	WAREHOUSE	940X1C3	COLOR 1764 MFP	1	[*]	[*]
EMEA	WAREHOUSE	940X4MP	COLOR 1764 MFP	1	[*]	[*]
EMEA	WAREHOUSE	940X4NC	COLOR 1764 MFP	1	[*]	[*]
EMEA	WAREHOUSE	35P3FRM	1940 MFP	1	[*]	[*]
EMEA	WAREHOUSE	794D6F3	1872	1	[*]	[*]
EMEA	WAREHOUSE	794D6GG	1872	1	[*]	[*]
EMEA	WAREHOUSE	940X4NB	COLOR 1764 MFP	1	[*]	[*]
EMEA	WAREHOUSE	?????	COLOR 1764 MFP	1	[*]	[*]
EMEA	WAREHOUSE	35P30YD	1940 MFP	1	[*]	[*]
EMEA	WAREHOUSE	7949XLV	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	2455759	1988 MFP	1	[*]	[*]
EMEA	SAP - To Be Installed	2455825	1988 MFP	1	[*]	[*]

[*]	4553-dn1	39V2871	1872	11/15/10	[*]	$18	503	16.8	[*]
[*]	4570-n11	39V3691	1940	11/15/10	[*]	$17	503	16.8	[*]
[*]	4859-t01	39V3822	1988	11/15/10	[*]	$133	503	16.8	[*]
[*]	4989-dn1	39V3236	1826	11/15/10	[*]	$11	503	16.8	[*]
[*]	4887-dn1	39V2185	1769	10/06/10	[*]	$154	543	18.1	[*]
[*]	4887-dn1	39V2185	1769	10/06/10	[*]	$154	543	18.1	[*]
[*]	4887-dn1	39V2185	1769	10/07/10	[*]	$154	542	18.1	[*]
[*]	4887-dn1	39V2185	1769	10/06/10	[*]	$154	543	18.1	[*]
[*]	4989-dn1	39V3232	1826	10/06/10	[*]	$11	543	18.1	[*]
[*]	4570-n11	39V3687	1940	10/20/10	[*]	$17	529	17.6	[*]
[*]	4887-dn1	39V2185	1769	11/08/10	[*]	$154	510	17.0	[*]
[*]	4859-t01	39V2192	1988	11/08/10	[*]	$133	510	17.0	[*]
[*]	4887-dn1	39V2183	1769	11/09/10	[*]	$154	509	17.0	[*]
[*]	4568-fd1	39V3111	1880	11/10/10	[*]	$50	508	16.9	[*]
[*]	4859-t01	39V3822	1988	11/10/10	[*]	$133	508	16.9	[*]
[*]	4887-dn1	39V2183	1769	11/15/10	[*]	$154	503	16.8	[*]
[*]	4887-dn1	39V2192	1769	11/17/10	[*]	$154	501	16.7	[*]
[*]	4567-dn1	39V3029	1870	11/16/10	[*]	$36	502	16.7	[*]
[*]	4553-dn1	39V2865	1872	11/16/10	[*]	$18	502	16.7	[*]
[*]	4899	39V2096	1764	11/24/10	[*]	$55	494	16.5	[*]
[*]	4887-dn1	39V2183	1769	11/24/10	[*]	$154	494	16.5	[*]
[*]	4887-dn1	39V2175	1769	11/24/10	[*]	$154	494	16.5	[*]
[*]	4887-dn1	39V2183	1769	11/22/10	[*]	$154	496	16.5	[*]
[*]	4568-fd1	39V3111	1880	11/22/10	[*]	$50	496	16.5	[*]
[*]	4989-dn1	39V3226	1826	01/13/11	[*]	$11	444	14.8	[*]
[*]	4859-t01	39V3822	1988	01/28/11	[*]	$133	429	14.3	[*]
[*]	4568-fd1	39V3111	1880	02/02/11	[*]	$50	424	14.1	[*]
[*]	4859-t01	39V3822	1988	04/22/11	[*]	$133	345	11.5	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4989-dn1	39V3226	1826	11/01/10	[*]	$11	517	17.2	[*]
	4989-dn1	39V3228	1826	12/01/10	[*]	$11	487	16.2	[*]
[*]	4989-dn1	39V3249	1826	12/01/10	[*]	$11	487	16.2	[*]
	4570-n11	39V3691	1940	03/01/11	[*]	$17	397	13.2	[*]
		39V3031	1870	12/01/10	[*]	$36	487	16.2	[*]
			1870	12/01/10	[*]	$36	487	16.2	[*]
	4899	39V2097	1764	12/01/10	[*]	$55	487	16.2	[*]
	4899	39V2097	1764	12/01/10	[*]	$55	487	16.2	[*]
	4859-t01	39V3822	1988	12/01/10	[*]	$133	487	16.2	[*]
	4899	39V2097	1764	12/01/10	[*]	$55	487	16.2	[*]
	4899	39V2097	1764	12/01/10	[*]	$55	487	16.2	[*]
	4899	39V2097	1764	12/01/10	[*]	$55	487	16.2	[*]
	4570-n11	39V3683	1940	12/01/10	[*]	$17	487	16.2	[*]
	4553-dn1	39V2865	1872	12/01/10	[*]	$18	487	16.2	[*]
	4553-dn1	39V2865	1872	12/01/10	[*]	$18	487	16.2	[*]
	4899	39V2097	1764	12/01/10	[*]	$55	487	16.2	[*]
	4899	39V2097	1764	12/01/10	[*]	$55	487	16.2	[*]
[*]	4570-n11	39V3697	1940	10/01/10	[*]	$17	548	18.3	[*]
	4553-dn1	39V2871	1872	11/01/10	[*]	$18	517	17.2	[*]
	4859-t01	39V3822	1988	11/01/10	[*]	$133	517	17.2	[*]
	4859-t01	39V3822	1988	11/01/10	[*]	$133	517	17.2	[*]

EMEA	SAP - To Be Installed	2455826	1988 MFP	1	[*]	[*]
EMEA	SAP - To Be Installed	2455742	1988 MFP	1	[*]	[*]
EMEA	SAP - To Be Installed	2455754	1988 MFP	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XDD	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XF8	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XGD	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XGK	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XHH	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XK6	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XK7	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XKD	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XKL	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XKV	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XL7	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XLG	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XLH	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XLK	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XLM	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XMB	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XR4	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XVL	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XYN	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XYW	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XZB	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949XZM	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949Y0L	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949Y0Z	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	7949Y19	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	794B1HW	1872	1	[*]	[*]
EMEA	SAP - To Be Installed	940X777	COLOR 1764	1	[*]	[*]
EMEA	WAREHOUSE	94F1P6G	UXBRIDGE	1	[*]	[*]
EMEA	WAREHOUSE	98B0X78		1	[*]	[*]
EMEA	INSTALLED	940PWCM	COLOR 1664 MFP	1	[*]	[*]
EMEA	INSTALLED	0432800	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	940X9R6	COLOR 1764 MFP	1	[*]	[*]
EMEA	INSTALLED	0432786	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	72HH54X	1822	1	[*]	[*]
EMEA	INSTALLED	72HH567	1822	1	[*]	[*]
EMEA	INSTALLED	794CNR2	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	7945F3R	1872	1	[*]	[*]
EMEA	INSTALLED	794BNNX	1872	1	[*]	[*]
EMEA	INSTALLED	2453671	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2455954	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2455976	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	98A0MXZ	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	0433684	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	940X9KY	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	2456452	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2456513	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	940X9NY	COLOR 1764	1	[*]	[*]

	4859-t01	39V3822	1988	11/01/10	[*]	$133	517	17.2	[*]
	4859-t01	39V3822	1988	11/01/10	[*]	$133	517	17.2	[*]
	4859-t01	39V3822	1988	11/01/10	[*]	$133	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4553-dn1	39V2865	1872	11/01/10	[*]	$18	517	17.2	[*]
	4937-DN01	39V2020	1764	11/01/10	[*]	$55	517	17.2	[*]
	COLOR 1826 MFP	39V3251	1826	08/01/11	[*]	$11	244	8.1	[*]
	COLOR 1826 MFP		1826	08/01/11	[*]	$11	244	8.1	[*]
[*]			1664	06/15/10	[*]	$199	656	21.9	[*]
[*]	4887-dn1	39V2191	1769	02/15/10	[*]	$154	776	25.9	[*]
[*]	4937	39V2102	1764	02/15/10	[*]	$55	776	25.9	[*]
[*]	4887-dn1	39V2191	1769	02/15/10	[*]	$154	776	25.9	[*]
[*]	4565-dn1	39V2757	1822	02/15/10	[*]	$9	776	25.9	[*]
[*]	4565-dn1	39V2757	1822	02/15/10	[*]	$9	776	25.9	[*]
[*]	4567-dn1	39V3053	1870	02/15/10	[*]	$36	776	25.9	[*]
[*]	4553-dn1	39V2875	1872	12/01/10	[*]	$18	487	16.2	[*]
[*]	4553-dn1	39V2875	1872	02/15/10	[*]	$18	776	25.9	[*]
[*]	4859-t01	39V3834	1988	12/01/10	[*]	$133	487	16.2	[*]
[*]	4859-t01	39V3834	1988	02/15/10	[*]	$133	776	25.9	[*]
[*]	4859-t01	39V3834	1988	02/15/10	[*]	$133	776	25.9	[*]
[*]	4989-dn1	39V3249	1826	12/01/10	[*]	$11	487	16.2	[*]
[*]	4887-dn1	39V2191	1769	02/15/10	[*]	$154	776	25.9	[*]
[*]	4937-DN01	39V2041	1764	02/15/10	[*]	$55	776	25.9	[*]
[*]	4859-t01	39V3834	1988	02/15/10	[*]	$133	776	25.9	[*]
[*]	4859-t01	39V3834	1988	02/15/10	[*]	$133	776	25.9	[*]
[*]	4937-DN01	39V2041	1764	02/15/10	[*]	$55	776	25.9	[*]

EMEA	INSTALLED	940XF92	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	940XFZB	COLOR 1764 MFP	1	[*]	[*]
EMEA	INSTALLED	0432804	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	72HHBD8	1822	1	[*]	[*]
EMEA	INSTALLED	794BNPF	1872	1	[*]	[*]
EMEA	INSTALLED	794BNXT	1872	1	[*]	[*]
EMEA	INSTALLED	794CDM7	1872	1	[*]	[*]
EMEA	INSTALLED	7949NBX	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	794B49X	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	35P58H3	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	2455982	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	0432783	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	794HVW5	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	794BNNH	1872	1	[*]	[*]
EMEA	INSTALLED	794BNP4	1872	1	[*]	[*]
EMEA	INSTALLED	794CDF8	1872	1	[*]	[*]
EMEA	INSTALLED	794CDNC	1872	1	[*]	[*]
EMEA	INSTALLED	7949NBK	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	2455923	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	0433949	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	794BNP0	1872	1	[*]	[*]
EMEA	INSTALLED	7946NZR	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	35P4803	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	2456467	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	94F4FV2	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	94F4H13	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	940X6CF	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	2456515	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	940XGWR	COLOR 1764 MFP	1	[*]	[*]
EMEA	INSTALLED	940XD9K	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	2456468	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2455904	1988 MFP	1	[*]	[*]
EMEA	WAREHOUSE	0431052	COLOR 1769 MFP	1	[*]	[*]
EMEA	WAREHOUSE	793223F	1880 MFP	1	[*]	[*]
EMEA	WAREHOUSE	72HHW2F	1822	1	[*]	[*]
EMEA	WAREHOUSE	72HHW2Z	1822	1	[*]	[*]
EMEA	INSTALLED	7949XLP	1872	1	[*]	[*]
EMEA	INSTALLED	7949Y1W	1872	1	[*]	[*]
EMEA	INSTALLED	7949XF3	1872	1	[*]	[*]
EMEA	INSTALLED	794B1LL	1872	1	[*]	[*]
EMEA	INSTALLED	7949XW3	1872	1	[*]	[*]
EMEA	INSTALLED	7949XYZ	1872	1	[*]	[*]
EMEA	INSTALLED	794D6HB	1872	1	[*]	[*]
EMEA	INSTALLED	793ZV88	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	794097P	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	794D9KF	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	794D9MT	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	793F9W7	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	794097R	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	793Z9GW	1870 MFP	1	[*]	[*]

[*]	4937-DN01	39V2020	1764	02/15/10	[*]	$55	776	25.9	[*]
[*]	4899	39V2102	1764	02/15/10	[*]	$55	776	25.9	[*]
[*]	4887-dn1	39V2191	1769	02/15/10	[*]	$154	776	25.9	[*]
[*]	4565-dn1	39V2757	1822	02/15/10	[*]	$9	776	25.9	[*]
[*]	4553-dn1	39V2875	1872	02/15/10	[*]	$18	776	25.9	[*]
[*]	4553-dn1	39V2875	1872	02/15/10	[*]	$18	776	25.9	[*]
[*]	4553-dn1	39V2875	1872	02/15/10	[*]	$18	776	25.9	[*]
[*]	4568-fd1	39V3183	1880	02/15/10	[*]	$50	776	25.9	[*]
[*]	4568-fd1	39V3031	1880	02/15/10	[*]	$50	776	25.9	[*]
[*]	4570-n11	39V3705	1940	02/15/10	[*]	$17	776	25.9	[*]
[*]	4859-t01	39V3834	1988	02/15/10	[*]	$133	776	25.9	[*]
[*]	4887-dn1	39V2191	1769	02/15/10	[*]	$154	776	25.9	[*]
[*]	4567-dn1	39V3053	1870	02/15/10	[*]	$36	776	25.9	[*]
[*]	4553-dn1	39V2875	1872	02/15/10	[*]	$18	776	25.9	[*]
[*]	4553-dn1	39V2865	1872	02/15/10	[*]	$18	776	25.9	[*]
[*]	4553-dn1	39V2875	1872	02/15/10	[*]	$18	776	25.9	[*]
[*]	4553-dn1	39V2875	1872	02/15/10	[*]	$18	776	25.9	[*]
[*]	4568-fd1	39V3183	1880	02/15/10	[*]	$50	776	25.9	[*]
[*]	4859-t01	39V3834	1988	02/15/10	[*]	$133	776	25.9	[*]
[*]	4887-dn1	39V2191	1769	02/15/10	[*]	$154	776	25.9	[*]
[*]	4553-dn1	39V2875	1872	02/15/10	[*]	$18	776	25.9	[*]
[*]	4568-fd1	39V3183	1880	02/15/10	[*]	$50	776	25.9	[*]
[*]	4570-n11	39V3705	1940	02/15/10	[*]	$17	776	25.9	[*]
[*]	4859-t01	39V3834	1988	02/15/10	[*]	$133	776	25.9	[*]
[*]	4989-dn1	39V3249	1826	02/15/10	[*]	$11	776	25.9	[*]
[*]	4989-dn1	39V3228	1826	02/15/10	[*]	$11	776	25.9	[*]
[*]	4937-DN01	39V2041	1764	02/15/10	[*]	$55	776	25.9	[*]
[*]	4859-t01	39V3835	1988	02/15/10	[*]	$133	776	25.9	[*]
[*]	4899	39V2102	1764	12/01/10	[*]	$55	487	16.2	[*]
[*]	4937-DN01	39V2041	1764	02/15/10	[*]	$55	776	25.9	[*]
[*]	4859-t01	39V3834	1988	02/15/10	[*]	$133	776	25.9	[*]
[*]	4859-t01	39V3834	1988	02/15/10	[*]	$133	776	25.9	[*]
[*]	4887-dn1	39V2191	1769	10/22/10	[*]	$154	527	17.6	[*]
[*]	4568-fd1	39V3183	1880	12/01/10	[*]	$50	487	16.2	[*]
[*]	4565-dn1	39V2757	1822	02/15/10	[*]	$9	776	25.9	[*]
[*]	4565-dn1	39V2757	1822	02/15/10	[*]	$9	776	25.9	[*]
[*]	4553-dn1	39V2877	1872	11/03/10	[*]	$18	515	17.2	[*]
[*]	4553-dn1	39V2877	1872	11/03/10	[*]	$18	515	17.2	[*]
[*]	4553-dn1	39V2877	1872	11/04/10	[*]	$18	514	17.1	[*]
[*]	4553-dn1	39V2877	1872	11/05/10	[*]	$18	513	17.1	[*]
[*]	4553-dn1	39V2851	1872	11/16/10	[*]	$18	502	16.7	[*]
[*]	4553-dn1	39V3707	1872	11/16/10	[*]	$18	502	16.7	[*]
[*]	4553-dn1	39V2877	1872	12/01/10	[*]	$18	487	16.2	[*]
[*]	4567-dn1	39V3055	1870	11/10/10	[*]	$36	508	16.9	[*]
[*]	4567-dn1	39V3055	1870	11/10/10	[*]	$36	508	16.9	[*]
[*]	4567-dn1	39V3055	1870	11/11/10	[*]	$36	507	16.9	[*]
[*]	4567-dn1	39V3055	1870	11/11/10	[*]	$36	507	16.9	[*]
[*]	4567-dn1	39V3055	1870	11/12/10	[*]	$36	506	16.9	[*]
[*]	4567-dn1	39V3055	1870	11/19/10	[*]	$36	499	16.6	[*]
[*]	4567-dn1	39V3055	1870	11/22/10	[*]	$36	496	16.5	[*]

EMEA	INSTALLED	794D9GN	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	794D9NX	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	793LF6N	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	794D9K7	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	793Z9K3	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	793Z9KB	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	7947P5B	1870 MFP	1	[*]	[*]
EMEA	INSTALLED	793223W	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	793225R	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	793224W	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7946NXC	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7946P2W	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	79332X9	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	79332XZ	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	7943ND2	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	79446W4	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	79446X2	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	793222M	1880 MFP	1	[*]	[*]
EMEA	INSTALLED	35P37N7	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P38XB	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P3ZV0	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P4088	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P3FPC	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	35P3FR8	1940 MFP	1	[*]	[*]
EMEA	INSTALLED	2450418	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2455752	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2455765	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2455766	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2455770	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2455803	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2455802	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	2455762	1988 MFP	1	[*]	[*]
EMEA	INSTALLED	0241411	COLOR 1759 MFP	1	[*]	[*]
EMEA	INSTALLED	940X740	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	940X75P	COLOR 1764	1	[*]	[*]
EMEA	INSTALLED	0432319	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431610	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431493	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431510	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431611	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431976	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0432005	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0432031	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0432339	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431974	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0432528	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0432537	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0432034	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0432037	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0432015	COLOR 1769 MFP	1	[*]	[*]

[*]	4567-dn1	39V3055	1870	11/22/10	[*]	$36	496	16.5	[*]
[*]	4567-dn1	39V3055	1870	11/22/10	[*]	$36	496	16.5	[*]
[*]	4567-dn1	39V3055	1870	11/23/10	[*]	$36	495	16.5	[*]
[*]	4567-dn1	39V3055	1870	11/23/10	[*]	$36	495	16.5	[*]
[*]	4567-dn1	39V3055	1870	11/24/10	[*]	$36	494	16.5	[*]
[*]	4567-dn1	39V3055	1870	11/24/10	[*]	$36	494	16.5	[*]
[*]	4567-dn1	39V3055	1870	12/01/10	[*]	$36	487	16.2	[*]
[*]	4568-fd1	39V3189	1880	11/19/10	[*]	$50	499	16.6	[*]
[*]	4568-fd1	39V3189	1880	11/19/10	[*]	$50	499	16.6	[*]
[*]	4568-fd1	39V3189	1880	11/22/10	[*]	$50	496	16.5	[*]
[*]	4568-fd1	39V3189	1880	12/06/10	[*]	$50	482	16.1	[*]
[*]	4568-fd1	39V3189	1880	12/06/10	[*]	$50	482	16.1	[*]
[*]	4568-fd1	39V3189	1880	12/07/10	[*]	$50	481	16.0	[*]
[*]	4568-fd1	39V3189	1880	12/13/10	[*]	$50	475	15.8	[*]
[*]	4568-fd1	39V3189	1880	12/13/10	[*]	$50	475	15.8	[*]
[*]	4568-fd1	39V3189	1880	12/13/10	[*]	$50	475	15.8	[*]
[*]	4568-fd1	39V3189	1880	12/13/10	[*]	$50	475	15.8	[*]
[*]	4568-fd1	39V3189	1880	02/02/11	[*]	$50	424	14.1	[*]
[*]	4570-n11	39V3707	1940	11/08/10	[*]	$17	510	17.0	[*]
[*]	4570-n11	39V3834	1940	11/08/10	[*]	$17	510	17.0	[*]
[*]	4570-n11	39V3707	1940	11/12/10	[*]	$17	506	16.9	[*]
[*]	4570-n11	39V2097	1940	11/12/10	[*]	$17	506	16.9	[*]
[*]	4570-n11	39V3707	1940	11/18/10	[*]	$17	500	16.7	[*]
[*]	4570-n11	39V3707	1940	05/18/11	[*]	$17	319	10.6	[*]
[*]	4859-t01	39V3815	1988	01/22/10	[*]	$133	799.58338	26.7	[*]
[*]	4859-t01	39V3835	1988	11/01/10	[*]	$133	517	17.2	[*]
[*]	4859-t01	39V3835	1988	11/02/10	[*]	$133	516	17.2	[*]
[*]	4859-t01	39V3835	1988	11/02/10	[*]	$133	516	17.2	[*]
[*]	4859-t01	39V3835	1988	11/02/10	[*]	$133	516	17.2	[*]
[*]	4859-t01	39V3822	1988	11/23/10	[*]	$133	495	16.5	[*]
[*]	4859-t01	39V3835	1988	11/24/10	[*]	$133	494	16.5	[*]
[*]	4859-t01	39V3835	1988	12/07/10	[*]	$133	481	16.0	[*]
[*]	4886-dn1	39V2152	1759	05/20/10	[*]	$129	682	22.7	[*]
[*]	4937-DN01	39V2032	1764	11/24/10	[*]	$55	494	16.5	[*]
[*]	4937-DN01	39V2032	1764	12/14/10	[*]	$55	474	15.8	[*]
[*]	4887-dn1	39V2192	1769	11/04/10	[*]	$154	514	17.1	[*]
[*]	4887-dn1	39V2192	1769	11/08/10	[*]	$154	510	17.0	[*]
[*]	4887-dn1	39V2192	1769	11/09/10	[*]	$154	509	17.0	[*]
[*]	4887-dn1	39V2192	1769	11/09/10	[*]	$154	509	17.0	[*]
[*]	4887-dn1	39V2192	1769	11/09/10	[*]	$154	509	17.0	[*]
[*]	4887-dn1	39V2192	1769	11/12/10	[*]	$154	506	16.9	[*]
[*]	4887-dn1	39V2192	1769	11/15/10	[*]	$154	503	16.8	[*]
[*]	4887-dn1	39V2192	1769	11/15/10	[*]	$154	503	16.8	[*]
[*]	4887-dn1	39V2192	1769	11/18/10	[*]	$154	500	16.7	[*]
[*]	4887-dn1	39V2877	1769	11/22/10	[*]	$154	496	16.5	[*]
[*]	4887-dn1	39V2192	1769	12/01/10	[*]	$154	487	16.2	[*]
[*]	4887-dn1	39V2183	1769	12/01/10	[*]	$154	487	16.2	[*]
[*]	4887-dn1	39V2192	1769	12/02/10	[*]	$154	486	16.2	[*]
[*]	4887-dn1	39V2192	1769	12/02/10	[*]	$154	486	16.2	[*]
[*]	4887-dn1	39V2192	1769	12/03/10	[*]	$154	485	16.2	[*]

EMEA	INSTALLED	0432032	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0432029	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	0431419	COLOR 1769 MFP	1	[*]	[*]
EMEA	INSTALLED	98A0MRR	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98B0YK0	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98B0Y89	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98B0YKF	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98A0FLP	COLOR 1826 MFP	1	[*]	[*]
EMEA	INSTALLED	98B1510	COLOR 1826 MFP	1	[*]	[*]
EMEA	WAREHOUSE	35P3G9X	1940 MFP	1	[*]	[*]
EMEA	WAREHOUSE	794D6B2	1872	1	[*]	[*]
EMEA	WAREHOUSE	794D6WR	1872	1	[*]	[*]
EMEA	To BE INSTALLED	0431483	COLOR 1769 MFP	1	[*]	[*]
EMEA	To BE INSTALLED	0431485	COLOR 1769 MFP	1	[*]	[*]
EMEA	To BE INSTALLED	0431491	COLOR 1769 MFP	1	[*]	[*]
EMEA	To BE INSTALLED	0431514	COLOR 1769 MFP	1	[*]	[*]
EMEA	To BE INSTALLED		1866	5	[*]	[*]
EMEA	To BE INSTALLED		1870	6	[*]	[*]
EMEA	To BE INSTALLED		1872	13	[*]	[*]
EMEA	To BE INSTALLED		1940	3	[*]	[*]
EMEA	To BE INSTALLED		1988	4	[*]	[*]
EMEA	INSTALLED - IBM Purchased	434408	INFOPRINT 1769 MFP UK	1	[*]	[*]
EMEA	INSTALLED - IBM Purchased	94F52VV	IPS 1826 DN UK	1	[*]	[*]
EMEA	INSTALLED - IBM Purchased	434521,	MFP IPS 1769 POL/RUS	1	[*]	[*]
EMEA	INSTALLED - IBM Purchased	434536	MFP IPS 1769 POL/RUS	1	[*]	[*]
EMEA	INSTALLED - IBM Purchased	2457643, 2457644, 2457647	InfoPrint 1988M High Volt EMEA	3	[*]	[*]
EMEA	INSTALLED - IBM Purchased	794CDFB	IPS1872 HDN EMEA	1	[*]	[*]
EMEA	INSTALLED - IBM Purchased	434478, 0434505	MFP IPS 1769 POL/RUS	2	[*]	[*]
EMEA	INSTALLED - IBM Purchased	794CDGG	IPS1872 HDN EMEA	1	[*]	[*]
EMEA	INSTALLED - IBM Purchased	7946P12, 7946P36	InfoPrint 1880Mdfe High Volt Russia Turk	2	[*]	[*]
EMEA	INSTALLED - IBM Purchased	35P3VRL	InfoPrint 1940M High Volt Russia Turkey	1	[*]	[*]
EMEA	INSTALLED - IBM Purchased		IPS 1764 COLOR MFP POL/RUS	1	[*]	[*]
EMEA	INSTALLED - IBM Purchased	2457638	InfoPrint 1988M High Volt EMEA	1	[*]	[*]
EMEA	INSTALLED - IBM Purchased	940XHM7	IPS 1764DN EMEA/RUSSIA HV P3	1	[*]	[*]
EMEA	INSTALLED - IBM Purchased	794HVRW, 794HVWR	InfoPrint 1870Mde High Volt Russia Turke	2	[*]	[*]
EMEA	INSTALLED - IBM Purchased	35P3VR9, 35P3VRG	InfoPrint 1940M High Volt Russia Turkey	2	[*]	[*]
EMEA	INSTALLED - IBM Purchased	2457836	InfoPrint 1988M High Volt EMEA	1	[*]	[*]
EMEA	INSTALLED - IBM Purchased		InfoPrint 1880Mdfe High Volt Russia Turk	2	[*]	[*]
EMEA	INSTALLED - IBM Purchased	434502, 0434794, 0434800	MFP IPS 1769 POL/RUS	3	[*]	[*]
EMEA	INSTALLED - IBM Purchased	434476, 0434535	INFOPRINT 1769 MFP NORDICS POR	2	[*]	[*]
EMEA	INSTALLED - IBM Purchased	94F0X0R, 94F55K8, 94F55KB, 94F55KC, 94F55M2, 94F5636	IPS 1826 DN FIN NOR SWDN	6	[*]	[*]
Australia	INSTALLED	0238389	COLOR 1769 MFP	1	[*]	[*]
Australia	INSTALLED	94F309C	COLOR 1826 MFP	1	[*]	[*]
Australia	INSTALLED	0237180	COLOR 1769 MFP	1	[*]	[*]
Australia	INSTALLED	94F308Z	COLOR 1826 MFP	1	[*]	[*]
Australia	INSTALLED	2454269	1988 MFP	1	[*]	[*]
Australia	INSTALLED	0238520	COLOR 1769 MFP	1	[*]	[*]
Australia	INSTALLED	0236867	COLOR 1769 MFP	1	[*]	[*]
Australia	INSTALLED	0230671	COLOR 1769 MFP	1	[*]	[*]
Australia	INSTALLED	0430145	COLOR 1769 MFP	1	[*]	[*]

[*]	4887-dn1	39V2192	1769	12/03/10	[*]	$154	485	16.2	[*]
[*]	4887-dn1	39V2192	1769	12/08/10	[*]	$154	480	16.0	[*]
[*]	4887-dn1	39V2192	1769	12/15/10	[*]	$154	473	15.8	[*]
[*]	4989-dn1	39V3251	1826	11/03/10	[*]	$11	515	17.2	[*]
[*]	4989-dn1	39V3251	1826	11/16/10	[*]	$11	502	16.7	[*]
[*]	4989-dn1	39V3251	1826	11/23/10	[*]	$11	495	16.5	[*]
[*]	4989-dn1	39V3251	1826	12/01/10	[*]	$11	487	16.2	[*]
[*]	4989-dn1	39V3251	1826	12/08/10	[*]	$11	480	16.0	[*]
[*]	4989-dn1	39V3234	1826	12/08/10	[*]	$11	480	16.0	[*]
	4570-n11	39V3707	1940	11/03/10	[*]	$17	515	17.2	[*]
	4553-dn1	39V2877	1872	11/03/10	[*]	$18	515	17.2	[*]
	4553-dn1	39V2877	1872	11/03/10	[*]	$18	515	17.2	[*]
	4887-dn1	39V2192	1769	10/01/11	[*]	$154	183	6.1	[*]
	4887-dn1	39V2192	1769	10/01/11	[*]	$154	183	6.1	[*]
	4887-dn1	39V2192	1769	10/01/11	[*]	$154	183	6.1	[*]
	4887-dn1	39V2192	1769	10/01/11	[*]	$154	183	6.1	[*]
			1866	10/01/11	[*]	$37	183	6.1	[*]
			1870	10/01/11	[*]	$36	183	6.1	[*]
			1872	10/01/11	[*]	$18	183	6.1	[*]
			1940	10/01/11	[*]	$17	183	6.1	[*]
			1988	10/01/11	[*]	$133	183	6.1	[*]
			1769	04/01/11	[*]	$154	366	12.2	[*]
			1826	04/01/11	[*]	$11	366	12.2	[*]
			1769	04/01/11	[*]	$154	366	12.2	[*]
			1769	04/01/11	[*]	$154	366	12.2	[*]
			1988	04/01/11	[*]	$133	366	12.2	[*]
			1872	04/01/11	[*]	$18	366	12.2	[*]
			1769	04/01/11	[*]	$154	366	12.2	[*]
			1872	04/01/11	[*]	$18	366	12.2	[*]
			1880	04/01/11	[*]	$50	366	12.2	[*]
			1940	04/01/11	[*]	$17	366	12.2	[*]
			1764	04/01/11	[*]	$55	366	12.2	[*]
			1988	04/01/11	[*]	$133	366	12.2	[*]
			1764	04/01/11	[*]	$55	366	12.2	[*]
			1870	04/01/11	[*]	$36	366	12.2	[*]
			1940	04/01/11	[*]	$17	366	12.2	[*]
			1988	04/01/11	[*]	$133	366	12.2	[*]
			1880	04/01/11	[*]	$50	366	12.2	[*]
			1769	04/01/11	[*]	$154	366	12.2	[*]
			1769	04/01/11	[*]	$154	366	12.2	[*]
			1826	04/01/11	[*]	$11	366	12.2	[*]
[*]		39V2175	1769	11/23/10	[*]	$154	495	16.5	[*]
[*]		39V3214	1826	11/23/10	[*]	$11	495	16.5	[*]
[*]		39V2175	1769	12/07/10	[*]	$154	481	16.0	[*]
[*]		39V3214	1826	12/23/10	[*]	$11	465	15.5	[*]
[*]		39V3815	1988	02/01/11	[*]	$133	425	14.2	[*]
[*]		39V2175	1769	02/15/11	[*]	$154	411	13.7	[*]
[*]		39V2175	1769	04/15/10	[*]	$154	717	23.9	[*]
[*]		39V2175	1769	06/10/10	[*]	$154	661	22.0	[*]
[*]		39V2175	1769	11/22/10	[*]	$154	496	16.5	[*]

Australia	INSTALLED	94F30B2	COLOR 1826 MFP	1	[*]	[*]
Australia	INSTALLED	94F309M	COLOR 1826 MFP	1	[*]	[*]
Australia	INSTALLED	94F30B1	COLOR 1826 MFP	1	[*]	[*]
Australia	INSTALLED	94F30B4	COLOR 1826 MFP	1	[*]	[*]
Australia	INSTALLED	94F309Y	COLOR 1826 MFP	1	[*]	[*]
Australia	INSTALLED	2454290	1988 MFP	1	[*]	[*]
Australia	INSTALLED	0432981	COLOR 1769 MFP	1	[*]	[*]
Australia	INSTALLED	0432993	COLOR 1769 MFP	1	[*]	[*]
Australia	INSTALLED	794HX7Y	1872	1	[*]	[*]
Australia	INSTALLED	0432977	COLOR 1769 MFP	1	[*]	[*]
China	To BE INSTALLED		InfoPrint Color 1769 MFP	1		[*]
China	To BE INSTALLED		InfoPrint Color 1769 MFP	1		[*]
China	To BE INSTALLED		InfoPrint Color 1769 MFP	1		[*]
China	To BE INSTALLED		InfoPrint Color 1826 MFP	1		[*]
China	To BE INSTALLED		InfoPrint Color 1769 MFP	1		[*]
India	To BE INSTALLED		InfoPrint 1880 MFP	1		[*]
India	To BE INSTALLED		InfoPrint 1880 MFP	1		[*]
India	To BE INSTALLED		InfoPrint Color 1767 (4960)	1		[*]
India	To BE INSTALLED		InfoPrint 1930 MFP	1		[*]
Japan	To BE INSTALLED		imagio MP C5001 SPF	1		[*]
Japan	To BE INSTALLED		imagio Two-tray paper bank PB3100	1		[*]
Japan	To BE INSTALLED		imagio relay unit BU3030	1		[*]
Japan	To BE INSTALLED		2,000-Sheet booklet finisher SR3020	1		[*]
Japan	To BE INSTALLED		IPSiO SP C301SF	1		[*]
Mexico	INSTALLED	0213135	X945E	1		[*]
Mexico	INSTALLED	794BPRH	X656DE	1		[*]
Mexico	INSTALLED	94F0ZT0	X544	1		[*]
Mexico	INSTALLED	0214341	X945e	1		[*]
Canada	INSTALLED	793P6RR	1872	1	[*]	[*]
Canada	INSTALLED	793T63X	1872	1	[*]	[*]
Canada	INSTALLED	793TWWN	1872	1	[*]	[*]
Canada	INSTALLED	793TWND	1872	1	[*]	[*]
Canada	INSTALLED	35P1865	1940 MFP	1	[*]	[*]
Canada	INSTALLED	98A0LYP	COLOR 1826 MFP	1	[*]	[*]
Canada	INSTALLED	0210520	COLOR 1769 MFP	1	[*]	[*]
Canada	INSTALLED	940X3MK	COLOR 1764	1	[*]	[*]
Canada	INSTALLED	940WBBM	COLOR 1764	1	[*]	[*]
Canada	INSTALLED	792WRR3	1880 MFP	1	[*]	[*]
Canada	WAREHOUSE	0213711	COLOR 1769 MFP	1	[*]	[*]
Canada	INSTALLED	94F0K2F	COLOR 1826 MFP	1	[*]	[*]
Canada	INSTALLED	94F0K4G	COLOR 1826 MFP	1	[*]	[*]
Canada	INSTALLED	98A0M1M	COLOR 1826 MFP	1	[*]	[*]
Canada	INSTALLED	792Y1G8	1872	1	[*]	[*]
Canada	INSTALLED	7946XBF	1872	1	[*]	[*]
Canada	INSTALLED	940X999	COLOR 1764	1	[*]	[*]
Canada	INSTALLED	940X9G2	COLOR 1764	1	[*]	[*]
Canada	INSTALLED	94F0K13	COLOR 1826 MFP	1	[*]	[*]
Canada	WAREHOUSE	940X9CM	COLOR 1764	1	[*]	[*]
Canada	INSTALLED	794C5DM	1880 MFP	1	[*]	[*]
Canada	INSTALLED	794CH18	1880 MFP	1	[*]	[*]

[*]	39V3214	1826	11/22/10	[*]	$11	496	16.5	[*]
[*]	39V3214	1826	12/15/10	[*]	$11	473	15.8	[*]
[*]	39V3214	1826	12/15/10	[*]	$11	473	15.8	[*]
[*]	39V3214	1826	12/15/10	[*]	$11	473	15.8	[*]
[*]	39V3214	1826	02/02/11	[*]	$11	424	14.1	[*]
[*]	39V3815	1988	02/15/11	[*]	$133	411	13.7	[*]
[*]	39V2175	1769	03/01/11	[*]	$154	397	13.2	[*]
[*]	39V2175	1769	02/28/11	[*]	$154	398	13.3	[*]
[*]	39V2851	1872	02/28/11	[*]	$18	398	13.3	[*]
[*]	39V2175	1769	03/07/11	[*]	$154	391	13.0	[*]
	39V2182	1769	08/15/11	[*]	$154	230	7.7	[*]
	39V2182	1769	08/15/11	[*]	$154	230	7.7	[*]
	39V2182	1769	08/15/11	[*]	$154	230	7.7	[*]
	39V3224	1826	08/15/11	[*]	$11	230	7.7	[*]
	39V2182	1769	08/15/11	[*]	$154	230	7.7	[*]
	39V3100	1880	08/15/11	[*]	$50	230	7.7	[*]
	39V3100	1880	08/15/11	[*]	$50	230	7.7	[*]
	39V2138	1767	08/15/11	[*]	$68	230	7.7	[*]
	39V3643	1930	08/15/11	[*]	$18	230	7.7	[*]
	312156	C5001 SPF	08/15/11	[*]	$67	230	7.7	[*]
	315369	C5001 SPF	08/15/11	[*]	$67	230	7.7	[*]
	315157	C5001 SPF	08/15/11	[*]	$67	230	7.7	[*]
	315951	C5001 SPF	08/15/11	[*]	$67	230	7.7	[*]
	308563	C5001 SPF	08/15/11	[*]	$67	230	7.7	[*]
		X945E	09/28/10	[*]	$201	551	18.4	[*]
		X656DE	09/28/10	[*]	$39	551	18.4	[*]
		X544	09/28/10	[*]	$16	551	18.4	[*]
		X945e	11/17/10	[*]	$201	501	16.7	[*]
		1872	05/05/10	[*]	$18	697	23.2	[*]
		1872	05/05/10	[*]	$18	697	23.2	[*]
		1872	05/05/10	[*]	$18	697	23.2	[*]
		1872	05/05/10	[*]	$18	697	23.2	[*]
		1940	05/05/10	[*]	$17	697	23.2	[*]
		1826	05/12/10	[*]	$11	690	23.0	[*]
		1769	06/23/10	[*]	$154	648	21.6	[*]
		1764	08/04/10	[*]	$55	606	20.2	[*]
		1764	12/22/09	[*]	$55	831	27.7	[*]
		1880	12/22/09	[*]	$50	831	27.7	[*]
		1769	09/13/10	[*]	$154	566	18.9	[*]
		1826	11/22/10	[*]	$11	496	16.5	[*]
		1826	02/16/11	[*]	$11	410	13.7	[*]
		1826	02/16/11	[*]	$11	410	13.7	[*]
		1872	02/17/11	[*]	$18	409	13.6	[*]
		1872	02/17/11	[*]	$18	409	13.6	[*]
		1764	02/22/11	[*]	$55	404	13.5	[*]
		1764	02/22/11	[*]	$55	404	13.5	[*]
		1826	02/23/11	[*]	$11	403	13.4	[*]
		1764	02/24/11	[*]	$55	402	13.4	[*]
		1880	02/24/11	[*]	$50	402	13.4	[*]
		1880	02/24/11	[*]	$50	402	13.4	[*]

Canada	INSTALLED	940X98V	COLOR 1764	1	[*]	[*]
Canada	INSTALLED	0213728	COLOR 1769 MFP	1	[*]	[*]
Canada	INSTALLED	0213750	COLOR 1769 MFP	1	[*]	[*]
Canada	INSTALLED	0213709	COLOR 1769 MFP	1	[*]	[*]
Canada	INSTALLED	940X9D9	COLOR 1764	1	[*]	[*]
Canada	INSTALLED	940X9F7	COLOR 1764	1	[*]	[*]
Canada	INSTALLED	940X9FY	COLOR 1764	1	[*]	[*]
Canada	INSTALLED	940X9GH	COLOR 1764	1	[*]	[*]
Canada	INSTALLED	94F0K2Y	COLOR 1826 MFP	1	[*]	[*]
Canada	INSTALLED	0220108	COLOR 1759 MFP	1	[*]	[*]
US	WAREHOUSE	794108V	1872	1	[*]	[*]
US	WAREHOUSE	793P6LZ	1872	1	[*]	[*]
US	WAREHOUSE	7945K5G	1872	1	[*]	[*]
US	WAREHOUSE	7945K5Y	1872	1	[*]	[*]
US	WAREHOUSE	7945K5M	1872	1	[*]	[*]
US	WAREHOUSE	7945K07	1872	1	[*]	[*]
US	WAREHOUSE	7945K5H	1872	1	[*]	[*]
US	WAREHOUSE	7945K4H	1872	1	[*]	[*]
US	WAREHOUSE	79421C6	1872	1	[*]	[*]
US	WAREHOUSE	79421C1	1872	1	[*]	[*]
US	WAREHOUSE	79451C6	1872	1	[*]	[*]
US	WAREHOUSE	7945K7Z	1872	1	[*]	[*]
US	WAREHOUSE	7945KY1	1872	1	[*]	[*]
US	WAREHOUSE	79473P2	1872	1	[*]	[*]
US	WAREHOUSE	79473NV	1872	1	[*]	[*]
US	WAREHOUSE	79473R4	1872	1	[*]	[*]
US	WAREHOUSE	793VXLX	1872	1	[*]	[*]
US	WAREHOUSE	7940ZCB	1872	1	[*]	[*]
US	WAREHOUSE	7942B0P	1872	1	[*]	[*]
US	WAREHOUSE	7942P9Z	1872	1	[*]	[*]
US	WAREHOUSE	7942T8X	1872	1	[*]	[*]
US	WAREHOUSE	7942TPK	1872	1	[*]	[*]
US	WAREHOUSE	7942TYZ	1872	1	[*]	[*]
US	WAREHOUSE	7945STP	1872	1	[*]	[*]
US	WAREHOUSE	7945YUP	1872	1	[*]	[*]
US	WAREHOUSE	9UVUPKL	1872	1	[*]	[*]
US	WAREHOUSE	793WNX4	1872	1	[*]	[*]
US	WAREHOUSE	793WP7N	1872	1	[*]	[*]
US	WAREHOUSE	7945KXX	1872	1	[*]	[*]
US	WAREHOUSE	7945L3W	1872	1	[*]	[*]
US	WAREHOUSE	7945WT8	1872	1	[*]	[*]
US	WAREHOUSE	793MNOP	1870 MFP	1	[*]	[*]
US	WAREHOUSE	793MN3Y	1870 MFP	1	[*]	[*]
US	WAREHOUSE	794H6X5	1870 MFP	1	[*]	[*]
US	WAREHOUSE	793WN02	1880 MFP	1	[*]	[*]
US	WAREHOUSE	79427XC	1880 MFP	1	[*]	[*]
US	WAREHOUSE	793N662	1880 MFP	1	[*]	[*]
US	WAREHOUSE	793N664	1880 MFP	1	[*]	[*]
US	WAREHOUSE	794CK9K	1880 MFP	1	[*]	[*]
US	WAREHOUSE	794CKKW	1880 MFP	1	[*]	[*]

		1764	02/25/11	[*]	$55	401	13.4	[*]
		1769	02/25/11	[*]	$154	401	13.4	[*]
		1769	02/25/11	[*]	$154	401	13.4	[*]
		1769	03/24/11	[*]	$154	374	12.5	[*]
		1764	02/22/11	[*]	$55	404	13.5	[*]
		1764	02/22/11	[*]	$55	404	13.5	[*]
		1764	02/22/11	[*]	$55	404	13.5	[*]
		1764	02/22/11	[*]	$55	404	13.5	[*]
		1826	04/22/11	[*]	$11	345	11.5	[*]
		1759	05/19/11	[*]	$129	318	10.6	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4553-dn1	39V2851	1872	06/01/11	[*]	$18	305	10.2	[*]
4567-dn1	39V3015	1870	06/01/11	[*]	$36	305	10.2	[*]
4567-dn1	39V3015	1870	06/01/11	[*]	$36	305	10.2	[*]
4567-dn1	39V3015	1870	06/01/11	[*]	$36	305	10.2	[*]
4568-fd1	39V3069	1880	06/01/11	[*]	$50	305	10.2	[*]
4568-fd1	39V3069	1880	06/01/11	[*]	$50	305	10.2	[*]
4568-fd1	39V3069	1880	06/01/11	[*]	$50	305	10.2	[*]
4568-fd1	39V3069	1880	06/01/11	[*]	$50	305	10.2	[*]
4568-fd1	39V3069	1880	06/01/11	[*]	$50	305	10.2	[*]
4568-fd1	39V3069	1880	06/01/11	[*]	$50	305	10.2	[*]

US	WAREHOUSE	794CGVC	1880 MFP	1	[*]	[*]
US	WAREHOUSE	794CGYX	1880 MFP	1	[*]	[*]
US	WAREHOUSE	793NV1M	1880 MFP	1	[*]	[*]
US	WAREHOUSE	794C7NN	1880 MFP	1	[*]	[*]
US	WAREHOUSE	794CKK6	1880 MFP	1	[*]	[*]
US	WAREHOUSE	794CGXX	1880 MFP	1	[*]	[*]
US	WAREHOUSE	35P2022	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P243L	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2707	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2B2K	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2B29	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2B2M	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2BV0	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2B28	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2BDD	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2B2B	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2BDN	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2B2T	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2BXH	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P20K4	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2137	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P21R8	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P207T	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P26X9	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2710	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P26N5	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P26K4	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P2425	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P26YC	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P243N	1940 MFP	1	[*]	[*]
US	WAREHOUSE	35P46H2	1940 MFP	1	[*]	[*]
US	WAREHOUSE	2402307	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402321	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2400704	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402126	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402815	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402237	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402670	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402533	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402183	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402765	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402259	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402255	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402249	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2600048	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402117	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402166	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402215	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2401627	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2401807	1988 MFP	1	[*]	[*]

4568-fd1	39V3069	1880	06/01/11	[*]	$50	305	10.2	[*]
4568-fd1	39V3069	1880	06/01/11	[*]	$50	305	10.2	[*]
4568-fd1	39V3069	1880	06/01/11	[*]	$50	305	10.2	[*]
4568-fd1	39V3069	1880	06/01/11	[*]	$50	305	10.2	[*]
4568-fd1	39V3069	1880	06/01/11	[*]	$50	305	10.2	[*]
4568-fd1	39V3069	1880	06/01/11	[*]	$50	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4570-n11	39V3667	1940	06/01/11	[*]	$17	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]

US	WAREHOUSE	2401618	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402142	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2401431	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2401870	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2401521	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2600070	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402086	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2401897	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402127	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402186	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402246	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402813	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402295	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402245	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402271	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2401787	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402216	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2402330	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2401372	1988 MFP	1	[*]	[*]
US	WAREHOUSE	2600050	1988 MFP	1	[*]	[*]
US	WAREHOUSE	0220256	COLOR 1759 MFP	1	[*]	[*]
US	WAREHOUSE	0220154	COLOR 1759 MFP	1	[*]	[*]
US	WAREHOUSE	0220127	COLOR 1759 MFP	1	[*]	[*]
US	WAREHOUSE	0220142	COLOR 1759 MFP	1	[*]	[*]
US	WAREHOUSE	0220108	COLOR 1759 MFP	1	[*]	[*]
US	WAREHOUSE	0220158	COLOR 1759 MFP	1	[*]	[*]
US	WAREHOUSE	0220129	COLOR 1759 MFP	1	[*]	[*]
US	WAREHOUSE	940X31R	COLOR 1764	1	[*]	[*]
US	WAREHOUSE	940X3N2	COLOR 1764	1	[*]	[*]
US	WAREHOUSE	940WK9Z	COLOR 1764	1	[*]	[*]
US	WAREHOUSE	940X3MO	COLOR 1764	1	[*]	[*]
US	WAREHOUSE	940X4YO	COLOR 1764	1	[*]	[*]
US	WAREHOUSE	940X960	COLOR 1764	1	[*]	[*]
US	WAREHOUSE	940XCDM	COLOR 1764	1	[*]	[*]
US	WAREHOUSE	0220197	COLOR 1769 MFP	1	[*]	[*]
US	WAREHOUSE	0212887	COLOR 1769 MFP	1	[*]	[*]
US	WAREHOUSE	0212945	COLOR 1769 MFP	1	[*]	[*]
US	WAREHOUSE	0212959	COLOR 1769 MFP	1	[*]	[*]
US	WAREHOUSE	0213057	COLOR 1769 MFP	1	[*]	[*]
US	WAREHOUSE	0213267	COLOR 1769 MFP	1	[*]	[*]
US	WAREHOUSE	98A0V0N	COLOR 1826 MFP	1	[*]	[*]
US	WAREHOUSE	94F2F82	COLOR 1826 MFP	1	[*]	[*]
US	WAREHOUSE	94F4DYM	COLOR 1826 MFP	1	[*]	[*]
US	WAREHOUSE	94F4F02	COLOR 1826 MFP	1	[*]	[*]
US	WAREHOUSE	64F0ZXZ	COLOR 1826 MFP	1	[*]	[*]
US	WAREHOUSE	94F0ZWK	COLOR 1826 MFP	1	[*]	[*]
US	WAREHOUSE	98A0M0D	COLOR 1826 MFP	1	[*]	[*]
US	WAREHOUSE	98A0TWX	COLOR 1826 MFP	1	[*]	[*]
US	WAREHOUSE	98A0V19	COLOR 1826 MFP	1	[*]	[*]
US	WAREHOUSE	94F4DYW	COLOR 1826 MFP	1	[*]	[*]

4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4859-t01	39V3815	1988	06/01/11	[*]	$133	305	10.2	[*]
4886-dn1	39V2152	1759	06/01/11	[*]	$129	305	10.2	[*]
4886-dn1	39V2152	1759	06/01/11	[*]	$129	305	10.2	[*]
4886-dn1	39V2152	1759	06/01/11	[*]	$129	305	10.2	[*]
4886-dn1	39V2152	1759	06/01/11	[*]	$129	305	10.2	[*]
4886-dn1	39V2152	1759	06/01/11	[*]	$129	305	10.2	[*]
4886-dn1	39V2152	1759	06/01/11	[*]	$129	305	10.2	[*]
4886-dn1	39V2152	1759	06/01/11	[*]	$129	305	10.2	[*]
4937-DN01	39V2004	1764	06/01/11	[*]	$55	305	10.2	[*]
4937-DN01	39V2004	1764	06/01/11	[*]	$55	305	10.2	[*]
4937-DN01	39V2004	1764	06/01/11	[*]	$55	305	10.2	[*]
4937-DN01	39V2004	1764	06/01/11	[*]	$55	305	10.2	[*]
4937-DN01	39V2004	1764	06/01/11	[*]	$55	305	10.2	[*]
4937-DN01	39V2004	1764	06/01/11	[*]	$55	305	10.2	[*]
4937-DN01	39V2004	1764	06/01/11	[*]	$55	305	10.2	[*]
4887-dn1	39V2175	1769	06/01/11	[*]	$154	305	10.2	[*]
4887-dn1	39V2175	1769	06/01/11	[*]	$154	305	10.2	[*]
4887-dn1	39V2175	1769	06/01/11	[*]	$154	305	10.2	[*]
4887-dn1	39V2175	1769	06/01/11	[*]	$154	305	10.2	[*]
4887-dn1	39V2175	1769	06/01/11	[*]	$154	305	10.2	[*]
4887-dn1	39V2175	1769	06/01/11	[*]	$154	305	10.2	[*]
4989-dn1	39V3214	1826	06/01/11	[*]	$11	305	10.2	[*]
4989-dn1	39V3214	1826	06/01/11	[*]	$11	305	10.2	[*]
4989-dn1	39V3214	1826	06/01/11	[*]	$11	305	10.2	[*]
4989-dn1	39V3214	1826	06/01/11	[*]	$11	305	10.2	[*]
4989-dn1	39V3214	1826	06/01/11	[*]	$11	305	10.2	[*]
4989-dn1	39V3214	1826	06/01/11	[*]	$11	305	10.2	[*]
4989-dn1	39V3214	1826	06/01/11	[*]	$11	305	10.2	[*]
4989-dn1	39V3214	1826	06/01/11	[*]	$11	305	10.2	[*]
4989-dn1	39V3214	1826	06/01/11	[*]	$11	305	10.2	[*]
4989-dn1	39V3214	1826	06/01/11	[*]	$11	305	10.2	[*]

US	SAP - To Be Installed	7945K66	1872	1	[*]	[*]
US	SAP - To Be Installed	7940ZK9	1872	1	[*]	[*]
US	SAP - To Be Installed	794106V	1872	1	[*]	[*]
US	SAP - To Be Installed	79410BN	1872	1	[*]	[*]
US	SAP - To Be Installed	79405PY	1872	1	[*]	[*]
US	SAP - To Be Installed	79405W1	1872	1	[*]	[*]
US	SAP - To Be Installed	79410C0	1872	1	[*]	[*]
US	SAP - To Be Installed	79410KG	1872	1	[*]	[*]
US	SAP - To Be Installed	7941061	1872	1	[*]	[*]
US	SAP - To Be Installed	794107T	1872	1	[*]	[*]
US	SAP - To Be Installed	7941090	1872	1	[*]	[*]
US	SAP - To Be Installed	7941091	1872	1	[*]	[*]
US	SAP - To Be Installed	7941095	1872	1	[*]	[*]
US	SAP - To Be Installed	7941096	1872	1	[*]	[*]
US	SAP - To Be Installed	7941098	1872	1	[*]	[*]
US	SAP - To Be Installed	793P6KG	1872	1	[*]	[*]
US	SAP - To Be Installed	793P6LF	1872	1	[*]	[*]
US	SAP - To Be Installed	7945K5D	1872	1	[*]	[*]
US	SAP - To Be Installed	7946WZR	1872	1	[*]	[*]
US	SAP - To Be Installed	7945WM3	1872	1	[*]	[*]
US	SAP - To Be Installed	79473PP	1872	1	[*]	[*]
US	SAP - To Be Installed	793VC81	1872	1	[*]	[*]
US	SAP - To Be Installed	7937F7B	1872	1	[*]	[*]
US	SAP - To Be Installed	793V18D	1872	1	[*]	[*]
US	SAP - To Be Installed	793VC73	1872	1	[*]	[*]
US	SAP - To Be Installed	793VC88	1872	1	[*]	[*]
US	SAP - To Be Installed	79473NX	1872	1	[*]	[*]
US	SAP - To Be Installed	79473R3	1872	1	[*]	[*]
US	SAP - To Be Installed	7945WTM	1872	1	[*]	[*]
US	SAP - To Be Installed	7945WKK	1872	1	[*]	[*]
US	SAP - To Be Installed	7946X06	1872	1	[*]	[*]
US	SAP - To Be Installed	7946WZN	1872	1	[*]	[*]
US	SAP - To Be Installed	7945WLP	1872	1	[*]	[*]
US	SAP - To Be Installed	7946X0R	1872	1	[*]	[*]
US	SAP - To Be Installed	7945WC8	1872	1	[*]	[*]
US	SAP - To Be Installed	79473MX	1872	1	[*]	[*]
US	SAP - To Be Installed	7945KV5	1872	1	[*]	[*]
US	SAP - To Be Installed	7945KYG	1872	1	[*]	[*]
US	SAP - To Be Installed	7945KYM	1872	1	[*]	[*]
US	SAP - To Be Installed	7945KYN	1872	1	[*]	[*]
US	SAP - To Be Installed	7945LIO	1872	1	[*]	[*]
US	SAP - To Be Installed	7945WRN	1872	1	[*]	[*]
US	SAP - To Be Installed	7945WRH	1872	1	[*]	[*]
US	SAP - To Be Installed	7945WRZ	1872	1	[*]	[*]
US	SAP - To Be Installed	7945WTK	1872	1	[*]	[*]
US	SAP - To Be Installed	7945WTL	1872	1	[*]	[*]
US	SAP - To Be Installed	7945WRL	1872	1	[*]	[*]
US	SAP - To Be Installed	7945L0G	1872	1	[*]	[*]
US	SAP - To Be Installed	7945KZ2	1872	1	[*]	[*]
US	SAP - To Be Installed	7945KYF	1872	1	[*]	[*]

4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2865	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2865	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]

US	SAP - To Be Installed	7945KYY	1872	1	[*]	[*]
US	SAP - To Be Installed	7938124	1872	1	[*]	[*]
US	SAP - To Be Installed	793NRNH	1872	1	[*]	[*]
US	SAP - To Be Installed	793MM23	1870 MFP	1	[*]	[*]
US	SAP - To Be Installed	793MN09	1870 MFP	1	[*]	[*]
US	SAP - To Be Installed	793MN78	1870 MFP	1	[*]	[*]
US	SAP - To Be Installed	793MN7B	1870 MFP	1	[*]	[*]
US	SAP - To Be Installed	793MN1X	1870 MFP	1	[*]	[*]
US	SAP - To Be Installed	793N8P7	1870 MFP	1	[*]	[*]
US	SAP - To Be Installed	793MMZ9	1870 MFP	1	[*]	[*]
US	SAP - To Be Installed	793MMYZ	1870 MFP	1	[*]	[*]
US	SAP - To Be Installed	793MN25	1870 MFP	1	[*]	[*]
US	SAP - To Be Installed	793MMZ3	1870 MFP	1	[*]	[*]
US	SAP - To Be Installed	793MN0P	1870 MFP	1	[*]	[*]
US	SAP - To Be Installed	793MMXV	1870 MFP	1	[*]	[*]
US	SAP - To Be Installed	794CKKV	1880 MFP	1	[*]	[*]
US	SAP - To Be Installed	794CKB3	1880 MFP	1	[*]	[*]
US	SAP - To Be Installed	794CKHT	1880 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P2099	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P2021	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P240D	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P183N	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P21ZN	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	793MN11	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P17H0	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P2081	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P208F	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P202D	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P20HF	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P1ZYC	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P20BD	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P20BM	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P1ZZ9	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P20FT	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	35P208V	1940 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402182	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402298	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2401877	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2401959	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402171	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402177	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402219	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402267	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402268	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402276	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402280	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402284	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402294	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402300	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2401527	1988 MFP	1	[*]	[*]

4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4553-dn1	39V2851	1872	10/01/11	[*]	$18	183	6.1	[*]
4567-dn1	39V3015	1870	10/01/11	[*]	$36	183	6.1	[*]
4567-dn1	39V3015	1870	10/01/11	[*]	$36	183	6.1	[*]
4567-dn1	39V3015	1870	10/01/11	[*]	$36	183	6.1	[*]
4567-dn1	39V3015	1870	10/01/11	[*]	$36	183	6.1	[*]
4567-dn1	39V3015	1870	10/01/11	[*]	$36	183	6.1	[*]
4567-dn1	39V3015	1870	10/01/11	[*]	$36	183	6.1	[*]
4567-dn1	39V3015	1870	10/01/11	[*]	$36	183	6.1	[*]
4567-dn1	39V3015	1870	10/01/11	[*]	$36	183	6.1	[*]
4567-dn1	39V3015	1870	10/01/11	[*]	$36	183	6.1	[*]
4567-dn1	39V3015	1870	10/01/11	[*]	$36	183	6.1	[*]
4567-dn1	39V3015	1870	10/01/11	[*]	$36	183	6.1	[*]
4567-dn1	39V3015	1870	10/01/11	[*]	$36	183	6.1	[*]
4568-fd1	39V3069	1880	10/01/11	[*]	$50	183	6.1	[*]
4568-fd1	39V3069	1880	10/01/11	[*]	$50	183	6.1	[*]
4568-fd1	39V3069	1880	10/01/11	[*]	$50	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4570-n11	39V3667	1940	10/01/11	[*]	$17	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]

US	SAP - To Be Installed	2401373	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402423	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402323	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2402783	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2401550	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2401548	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	2401077	1988 MFP	1	[*]	[*]
US	SAP - To Be Installed	0220100	COLOR 1759 MFP	1	[*]	[*]
US	SAP - To Be Installed	0220148	COLOR 1759 MFP	1	[*]	[*]
US	SAP - To Be Installed	0220159	COLOR 1759 MFP	1	[*]	[*]
US	SAP - To Be Installed	0220164	COLOR 1759 MFP	1	[*]	[*]
US	SAP - To Be Installed	0220132	COLOR 1759 MFP	1	[*]	[*]
US	SAP - To Be Installed	0220145	COLOR 1759 MFP	1	[*]	[*]
US	SAP - To Be Installed	940X0DM	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X321	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X03P	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X992	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X628	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X9FV	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X9G0	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X9F2	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X99C	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X60Y	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X9DN	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X822	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X9F0	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940X5DR	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	940WRF6	COLOR 1764	1	[*]	[*]
US	SAP - To Be Installed	0213404	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	0213552	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	0213424	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	0213498	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	0213273	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	0213420	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	0213269	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	0213600	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	0213482	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	0213454	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	0213400	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	0213339	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	0213743	COLOR 1769 MFP	1	[*]	[*]
US	SAP - To Be Installed	94F0K2Z	COLOR 1826 MFP	1	[*]	[*]
US	SAP - To Be Installed	94F07W9	COLOR 1826 MFP	1	[*]	[*]
US	SAP - To Be Installed	98A042K	COLOR 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0351	InfoPrint Color 1826 MFP Model 4989-dn1	1	[*]	[*]
US	INSTALLED	7936CPF	InfoPrint 1872 Model 4553-N01	1	[*]	[*]
US	INSTALLED	793KLMC	InfoPrint 1870 MFP Model 4567-dn1	1	[*]	[*]
US	INSTALLED	793HVR6	InfoPrint 1880 MFP Model 4568-fd1	1	[*]	[*]
US	INSTALLED	0655182	1580 MFP Model 4543-201	1	[*]	[*]
US	INSTALLED	0210065	InfoPrint Color 1759 MFP Model 4886-dn1	1	[*]	[*]

4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4859-t01	39V3815	1988	10/01/11	[*]	$133	183	6.1	[*]
4886-dn1	39V2152	1759	10/01/11	[*]	$129	183	6.1	[*]
4886-dn1	39V2152	1759	10/01/11	[*]	$129	183	6.1	[*]
4886-dn1	39V2152	1759	10/01/11	[*]	$129	183	6.1	[*]
4886-dn1	39V2152	1759	10/01/11	[*]	$129	183	6.1	[*]
4886-dn1	39V2152	1759	10/01/11	[*]	$129	183	6.1	[*]
4886-dn1	39V2152	1759	10/01/11	[*]	$129	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4937-DN01	39V2004	1764	10/01/11	[*]	$55	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4887-dn1	39V2175	1769	10/01/11	[*]	$154	183	6.1	[*]
4989-dn1	39V3214	1826	10/01/11	[*]	$11	183	6.1	[*]
4989-dn1	39V3214	1826	10/01/11	[*]	$11	183	6.1	[*]
4989-dn1	39V3214	1826	10/01/11	[*]	$11	183	6.1	[*]
4989-dn1		1826	09/30/09	[*]	$10.97	914	30.5	[*]
4553-n01		1872	09/30/09	[*]	$18.02	914	30.5	[*]
4567-dn1		1870	09/30/09	[*]	$35.94	914	30.5	[*]
4568-fd1		1880	09/29/09	[*]	$50.13	915	30.5	[*]
4543-201		1580	09/29/09	[*]	$50.13	915	30.5	[*]
4886-dn1		1759	10/01/09	[*]	$129.47	913	30.4	[*]

US	INSTALLED	98A04NR	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A04T5	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0LW1	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0N1Y	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P0KC6	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1817	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P0M0C	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17L4	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P186C	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1773	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P181Z	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P183F	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P182N	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	793P6MD	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6MV	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6LD	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5P2	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6M9	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6N5	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793T8TL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793TWVZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793TWW8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NW0R	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	940WRB3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WRB6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WRC0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WRD1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WRD3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WRD7	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVDW	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVDX	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVF5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVFC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVFD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVFF	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVFG	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVFH	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVG2	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVGG	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVHB	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	793WPCP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VNTR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXN1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXRZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXT8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXXL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VNTX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXV8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VNTK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXW1	InfoPrint 1872 Model	1	[*]	[*]

4989-dn1	1826	01/25/10	[*]	$10.97	797	26.6	[*]
4989-dn1	1826	01/21/10	[*]	$10.97	801	26.7	[*]
4989-dn1	1826	02/18/10	[*]	$10.97	773	25.8	[*]
4989-dn1	1826	01/27/10	[*]	$10.97	795	26.5	[*]
4570-n11	1940	01/25/10	[*]	$17.23	797	26.6	[*]
4570-n11	1940	01/27/10	[*]	$17.23	795	26.5	[*]
4570-n11	1940	02/01/10	[*]	$17.23	790	26.3	[*]
4570-n11	1940	02/01/10	[*]	$17.23	790	26.3	[*]
4570-n11	1940	02/01/10	[*]	$17.23	790	26.3	[*]
4570-n11	1940	02/02/10	[*]	$17.23	789	26.3	[*]
4570-n11	1940	02/02/10	[*]	$17.23	789	26.3	[*]
4570-n11	1940	02/03/10	[*]	$17.23	788	26.3	[*]
4570-n11	1940	02/04/10	[*]	$17.23	787	26.2	[*]
4553-dn01	1872	02/01/10	[*]	$18.02	790	26.3	[*]
4553-dn01	1872	02/05/10	[*]	$18.02	786	26.2	[*]
4553-dn01	1872	02/05/10	[*]	$18.02	786	26.2	[*]
4553-dn01	1872	02/05/10	[*]	$18.02	786	26.2	[*]
4553-dn01	1872	02/08/10	[*]	$18.02	783	26.1	[*]
4553-dn01	1872	02/18/10	[*]	$18.02	773	25.8	[*]
4553-d01	1872	01/25/10	[*]	$18.02	797	26.6	[*]
4553-d01	1872	01/25/10	[*]	$18.02	797	26.6	[*]
4553-d01	1872	01/27/10	[*]	$18.02	795	26.5	[*]
4553-dn1	1872	11/11/09	[*]	$18.02	872	29.1	[*]
4937-DN01	1764	01/28/10	[*]	$54.83	794	26.5	[*]
4937-DN01	1764	02/08/10	[*]	$54.83	783	26.1	[*]
4937-DN01	1764	02/03/10	[*]	$54.83	788	26.3	[*]
4937-DN01	1764	02/03/10	[*]	$54.83	788	26.3	[*]
4937-DN01	1764	02/02/10	[*]	$54.83	789	26.3	[*]
4937-DN01	1764	02/09/10	[*]	$54.83	782	26.1	[*]
4937-DN01	1764	02/09/10	[*]	$54.83	782	26.1	[*]
4937-DN01	1764	02/02/10	[*]	$54.83	789	26.3	[*]
4937-DN01	1764	02/03/10	[*]	$54.83	788	26.3	[*]
4937-DN01	1764	02/04/10	[*]	$54.83	787	26.2	[*]
4937-DN01	1764	02/04/10	[*]	$54.83	787	26.2	[*]
4937-DN01	1764	01/27/10	[*]	$54.83	795	26.5	[*]
4937-DN01	1764	02/04/10	[*]	$54.83	787	26.2	[*]
4937-DN01	1764	02/05/10	[*]	$54.83	786	26.2	[*]
4937-DN01	1764	01/28/10	[*]	$54.83	794	26.5	[*]
4937-DN01	1764	02/01/10	[*]	$54.83	790	26.3	[*]
4937-DN01	1764	02/03/10	[*]	$54.83	788	26.3	[*]
4553-d01	1872	02/02/10	[*]	$18.02	789	26.3	[*]
4553-d01	1872	02/03/10	[*]	$18.02	788	26.3	[*]
4553-d01	1872	02/03/10	[*]	$18.02	788	26.3	[*]
4553-d01	1872	02/05/10	[*]	$18.02	786	26.2	[*]
4553-d01	1872	02/05/10	[*]	$18.02	786	26.2	[*]
4553-d01	1872	02/05/10	[*]	$18.02	786	26.2	[*]
4553-d01	1872	02/08/10	[*]	$18.02	783	26.1	[*]
4553-d01	1872	02/08/10	[*]	$18.02	783	26.1	[*]
4553-d01	1872	02/09/10	[*]	$18.02	782	26.1	[*]
4553-d01	1872	02/18/10	[*]	$18.02	773	25.8	[*]

US	INSTALLED	793VNTL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793KLKN	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3YB	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MGGP	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	2400522	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400681	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400692	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400683	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400647	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400655	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400597	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400694	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400621	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400629	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400615	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400505	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0212896	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212908	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212910	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212920	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212935	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212937	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212940	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	98A058T	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0N2L	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P175K	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P176H	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1798	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17HP	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17LR	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17M6	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17MK	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17ZT	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1805	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P186B	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P186H	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	793WNVL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793P6MC	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WNRT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WNVV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	940WDGT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVK0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWP2	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWZP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WX0T	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WX0Y	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	793VNL6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VNT0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VNTH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VNTZ	InfoPrint 1872 Model	1	[*]	[*]

4553-d01	1872	02/03/10	[*]	$18.02	788	26.3	[*]
4567-dn1	1870	02/03/10	[*]	$35.94	788	26.3	[*]
4567-dn1	1870	01/22/10	[*]	$35.94	800	26.7	[*]
4568-fd1	1880	01/29/10	[*]	$50.13	793	26.4	[*]
4859-t01	1759	01/22/10	[*]	$129.47	800	26.7	[*]
4859-t01	1988	01/22/10	[*]	$133.17	800	26.7	[*]
4859-t01	1988	01/25/10	[*]	$133.17	797	26.6	[*]
4859-t01	1988	01/27/10	[*]	$133.17	795	26.5	[*]
4859-t01	1988	01/29/10	[*]	$133.17	793	26.4	[*]
4859-t01	1988	02/01/10	[*]	$133.17	790	26.3	[*]
4859-t01	1988	02/03/10	[*]	$133.17	788	26.3	[*]
4859-t01	1988	02/03/10	[*]	$133.17	788	26.3	[*]
4859-t01	1988	02/03/10	[*]	$133.17	788	26.3	[*]
4859-t01	1988	02/04/10	[*]	$133.17	787	26.2	[*]
4859-t01	1988	02/04/10	[*]	$133.17	787	26.2	[*]
4859-t01	1988	02/09/10	[*]	$133.17	782	26.1	[*]
4886-dn1	1759	02/16/10	[*]	$129.47	775	25.8	[*]
4886-dn1	1759	02/15/10	[*]	$129.47	776	25.9	[*]
4886-dn1	1759	01/22/10	[*]	$129.47	800	26.7	[*]
4886-dn1	1759	02/16/10	[*]	$129.47	775	25.8	[*]
4886-dn1	1759	02/15/10	[*]	$129.47	776	25.9	[*]
4886-dn1	1759	02/16/10	[*]	$129.47	775	25.8	[*]
4886-dn1	1759	02/16/10	[*]	$129.47	775	25.8	[*]
4989-dn1	1826	02/24/10	[*]	$10.97	767	25.6	[*]
4989-dn1	1826	02/25/10	[*]	$10.97	766	25.5	[*]
4570-n11	1940	03/04/10	[*]	$17.23	759	25.3	[*]
4570-n11	1940	03/02/10	[*]	$17.23	761	25.4	[*]
4570-n11	1940	03/03/10	[*]	$17.23	760	25.3	[*]
4570-n11	1940	03/04/10	[*]	$17.23	759	25.3	[*]
4570-n11	1940	03/04/10	[*]	$17.23	759	25.3	[*]
4570-n11	1940	03/04/10	[*]	$17.23	759	25.3	[*]
4570-n11	1940	03/05/10	[*]	$17.23	758	25.3	[*]
4570-n11	1940	03/08/10	[*]	$17.23	755	25.2	[*]
4570-n11	1940	03/08/10	[*]	$17.23	755	25.2	[*]
4570-n11	1940	03/05/10	[*]	$17.23	758	25.3	[*]
4570-n11	1940	03/04/10	[*]	$17.23	759	25.3	[*]
4553-d01	1872	03/03/10	[*]	$18.02	760	25.3	[*]
4553-dn01	1872	03/01/10	[*]	$18.02	762	25.4	[*]
4553-d01	1872	03/03/10	[*]	$18.02	760	25.3	[*]
4553-d01	1872	03/03/10	[*]	$18.02	760	25.3	[*]
4937-DN01	1764	02/17/10	[*]	$54.83	774	25.8	[*]
4937-dn01	1764	03/02/10	[*]	$54.83	761	25.4	[*]
4937-DN01	1764	03/05/10	[*]	$54.83	758	25.3	[*]
4937-DN01	1764	03/08/10	[*]	$54.83	755	25.2	[*]
4937-dn01	1764	03/04/10	[*]	$54.83	759	25.3	[*]
4937-dn01	1764	03/03/10	[*]	$54.83	760	25.3	[*]
4553-d01	1872	03/08/10	[*]	$18.02	755	25.2	[*]
4553-d01	1872	03/05/10	[*]	$18.02	758	25.3	[*]
4553-d01	1872	03/08/10	[*]	$18.02	755	25.2	[*]
4553-d01	1872	03/03/10	[*]	$18.02	760	25.3	[*]

US	INSTALLED	793VNVB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXLW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXMW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXN7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXPV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXRV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXTD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXTL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXTP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXTV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXWR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WNWY	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WNZ7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WPBD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WPBY	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WPDV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WPF4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793MMY8	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN1F	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793TT95	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793TT9T	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793TTC1	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793V0N5	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793V0XV	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2400636	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400699	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400837	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400526	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400527	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400531	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0212913	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212934	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212939	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212944	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212854	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0212867	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0212927	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	98A08M2	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	35P181M	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P175Z	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P182Y	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	793P6GK	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	940WKWC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKWD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WRD8	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WRDB	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVH0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWP4	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWPT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWPX	InfoPrint Color 1764	1	[*]	[*]

4553-d01	1872	03/03/10	[*]	$18.02	760	25.3	[*]
4553-d01	1872	03/08/10	[*]	$18.02	755	25.2	[*]
4553-d01	1872	02/24/10	[*]	$18.02	767	25.6	[*]
4553-d01	1872	03/08/10	[*]	$18.02	755	25.2	[*]
4553-d01	1872	03/04/10	[*]	$18.02	759	25.3	[*]
4553-d01	1872	03/04/10	[*]	$18.02	759	25.3	[*]
4553-d01	1872	03/04/10	[*]	$18.02	759	25.3	[*]
4553-d01	1872	03/04/10	[*]	$18.02	759	25.3	[*]
4553-d01	1872	03/08/10	[*]	$18.02	755	25.2	[*]
4553-d01	1872	03/04/10	[*]	$18.02	759	25.3	[*]
4553-d01	1872	03/08/10	[*]	$18.02	755	25.2	[*]
4553-d01	1872	03/08/10	[*]	$18.02	755	25.2	[*]
4553-d01	1872	03/03/10	[*]	$18.02	760	25.3	[*]
4553-d01	1872	03/03/10	[*]	$18.02	760	25.3	[*]
4553-d01	1872	03/02/10	[*]	$18.02	761	25.4	[*]
4553-d01	1872	03/04/10	[*]	$18.02	759	25.3	[*]
4553-d01	1872	03/02/10	[*]	$18.02	761	25.4	[*]
4567-dn1	1870	02/25/10	[*]	$35.94	766	25.5	[*]
4567-dn1	1870	03/02/10	[*]	$35.94	761	25.4	[*]
4568-fd1	1880	03/02/10	[*]	$50.13	761	25.4	[*]
4568-fd1	1880	03/01/10	[*]	$50.13	762	25.4	[*]
4568-fd1	1880	03/01/10	[*]	$50.13	762	25.4	[*]
4568-fd1	1880	03/01/10	[*]	$50.13	762	25.4	[*]
4568-fd1	1880	03/02/10	[*]	$50.13	761	25.4	[*]
4859-t01	1988	02/23/10	[*]	$133.17	768	25.6	[*]
4859-t01	1988	02/24/10	[*]	$133.17	767	25.6	[*]
4859-t01	1988	03/04/10	[*]	$133.17	759	25.3	[*]
4859-t01	1988	02/24/10	[*]	$133.17	767	25.6	[*]
4859-t01	1988	02/23/10	[*]	$133.17	768	25.6	[*]
4859-t01	1988	03/02/10	[*]	$133.17	761	25.4	[*]
4886-dn1	1759	02/23/10	[*]	$129.47	768	25.6	[*]
4886-dn1	1759	02/23/10	[*]	$129.47	768	25.6	[*]
4887-dn1	1759	03/03/10	[*]	$129.47	760	25.3	[*]
4887-dn1	1759	03/05/10	[*]	$129.47	758	25.3	[*]
4887-dn1	1769	02/25/10	[*]	$154.13	766	25.5	[*]
4887-dn1	1769	02/25/10	[*]	$154.13	766	25.5	[*]
4887-dn1	1769	02/25/10	[*]	$154.13	766	25.5	[*]
4989-dn1	1826	03/19/10	[*]	$10.97	744	24.8	[*]
4570-n11	1940	03/16/10	[*]	$17.23	747	24.9	[*]
4570-n11	1940	03/17/10	[*]	$17.23	746	24.9	[*]
4570-n11	1940	03/18/10	[*]	$17.23	745	24.8	[*]
4553-dn01	1872	03/16/10	[*]	$18.02	747	24.9	[*]
4937-dn01	1764	03/19/10	[*]	$54.83	744	24.8	[*]
4937-dn01	1764	03/19/10	[*]	$54.83	744	24.8	[*]
4937-DN01	1764	03/16/10	[*]	$54.83	747	24.9	[*]
4937-DN01	1764	03/18/10	[*]	$54.83	745	24.8	[*]
4937-dn01	1764	03/19/10	[*]	$54.83	744	24.8	[*]
4937-dn01	1764	03/15/10	[*]	$54.83	748	24.9	[*]
4937-dn01	1764	03/15/10	[*]	$54.83	748	24.9	[*]
4937-dn01	1764	03/15/10	[*]	$54.83	748	24.9	[*]

US	INSTALLED	940WWVP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWWT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWXC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WX0B	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WX0N	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WX14	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWNP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	793WP6Z	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNR8	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNRC	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNTC	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNTD	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNTN	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNTW	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNTY	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNV1	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNV3	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WP03	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WP2B	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VNPP	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VNRL	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNZC	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNZG	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WP7D	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WP44	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WP49	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNRL	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNWZ	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WP3Z	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WP4Y	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNVK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VNR9	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VXV3	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793MMZ5	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793TT81	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793V0XN	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2400529	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401101	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401137	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0212949	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212981	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212955	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0212958	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0212970	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0212980	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	98A0LX7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0LXF	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0LYM	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M24	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M2Y	InfoPrint Color 1826 MFP	1	[*]	[*]

4937-dn01	1764	03/18/10	[*]	$54.83	745	24.8	[*]
4937-dn01	1764	03/18/10	[*]	$54.83	745	24.8	[*]
4937-dn01	1764	03/15/10	[*]	$54.83	748	24.9	[*]
4937-dn01	1764	03/19/10	[*]	$54.83	744	24.8	[*]
4937-dn01	1764	03/24/10	[*]	$54.83	739	24.6	[*]
4937-dn01	1764	03/15/10	[*]	$54.83	748	24.9	[*]
4937-dn01	1764	03/19/10	[*]	$54.83	744	24.8	[*]
4553-d01	1872	03/16/10	[*]	$18.02	747	24.9	[*]
4553-d01	1872	03/12/10	[*]	$18.02	751	25.0	[*]
4553-d01	1872	03/15/10	[*]	$18.02	748	24.9	[*]
4553-d01	1872	03/15/10	[*]	$18.02	748	24.9	[*]
4553-d01	1872	03/15/10	[*]	$18.02	748	24.9	[*]
4553-d01	1872	03/15/10	[*]	$18.02	748	24.9	[*]
4553-d01	1872	03/15/10	[*]	$18.02	748	24.9	[*]
4553-d01	1872	03/15/10	[*]	$18.02	748	24.9	[*]
4553-d01	1872	03/15/10	[*]	$18.02	748	24.9	[*]
4553-d01	1872	03/15/10	[*]	$18.02	748	24.9	[*]
4553-d01	1872	03/15/10	[*]	$18.02	748	24.9	[*]
4553-d01	1872	03/15/10	[*]	$18.02	748	24.9	[*]
4553-d01	1872	03/16/10	[*]	$18.02	747	24.9	[*]
4553-d01	1872	03/16/10	[*]	$18.02	747	24.9	[*]
4553-d01	1872	03/16/10	[*]	$18.02	747	24.9	[*]
4553-d01	1872	03/16/10	[*]	$18.02	747	24.9	[*]
4553-d01	1872	03/24/10	[*]	$18.02	739	24.6	[*]
4553-d01	1872	03/17/10	[*]	$18.02	746	24.9	[*]
4553-d01	1872	03/17/10	[*]	$18.02	746	24.9	[*]
4553-d01	1872	03/17/10	[*]	$18.02	746	24.9	[*]
4553-d01	1872	03/17/10	[*]	$18.02	746	24.9	[*]
4553-d01	1872	03/18/10	[*]	$18.02	745	24.8	[*]
4553-d01	1872	03/18/10	[*]	$18.02	745	24.8	[*]
4553-d01	1872	03/25/10	[*]	$18.02	738	24.6	[*]
4553-d01	1872	03/16/10	[*]	$18.02	747	24.9	[*]
4553-d01	1872	03/16/10	[*]	$18.02	747	24.9	[*]
4567-dn1	1870	03/22/10	[*]	$35.94	741	24.7	[*]
4568-fd1	1880	03/19/10	[*]	$50.13	744	24.8	[*]
4568-fd1	1880	03/22/10	[*]	$50.13	741	24.7	[*]
4859-t01	1988	03/18/10	[*]	$133.17	745	24.8	[*]
4856-t01	1988	03/19/10	[*]	$133.17	744	24.8	[*]
4859-t01	1988	03/19/10	[*]	$133.17	744	24.8	[*]
4887-dn1	1759	03/25/10	[*]	$129.47	738	24.6	[*]
4887-dn1	1759	03/25/10	[*]	$129.47	738	24.6	[*]
4887-dn1	1769	03/16/10	[*]	$154.13	747	24.9	[*]
4887-dn1	1769	03/16/10	[*]	$154.13	747	24.9	[*]
4887-dn1	1769	03/22/10	[*]	$154.13	741	24.7	[*]
4887-dn1	1769	03/22/10	[*]	$154.13	741	24.7	[*]
4989-dn1	1826	04/12/10	[*]	$10.97	720	24.0	[*]
4989-dn1	1826	04/07/10	[*]	$10.97	725	24.2	[*]
4989-dn1	1826	04/02/10	[*]	$10.97	730	24.3	[*]
4989-dn1	1826	04/12/10	[*]	$10.97	720	24.0	[*]
4989-dn1	1826	04/20/10	[*]	$10.97	712	23.7	[*]

US	INSTALLED	98A0M30	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M3D	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M3G	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M3M	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0LW5	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P1728	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1C8K	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1883	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17BG	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17BN	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1877	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1760	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MC7	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MFW	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MG0	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	793VNV3	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXV1	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXW3	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VNMN	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VNRN	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VNV8	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXL9	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WNT8	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WP55	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXTF	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WP78	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WNRG	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WNTP	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6LB	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6LG	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6LV	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6LY	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5NN	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXRH	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXVH	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WNX9	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VC4W	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VC7V	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VC8D	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXRK	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXRY	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXTM	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXTX	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXV7	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXW8	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VCBN	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VCF1	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VCGV	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXVG	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793V12T	InfoPrint 1872 MFP	1	[*]	[*]

4989-dn1	1826	04/07/10	[*]	$10.97	725	24.2	[*]
4989-dn1	1826	04/13/10	[*]	$10.97	719	24.0	[*]
4989-dn1	1826	04/13/10	[*]	$10.97	719	24.0	[*]
4989-dn1	1826	04/20/10	[*]	$10.97	712	23.7	[*]
4989-dn1	1826	04/14/10	[*]	$10.97	718	23.9	[*]
4570-n11	1940	04/02/10	[*]	$17.23	730	24.3	[*]
4570-n11	1940	04/02/10	[*]	$17.23	730	24.3	[*]
4570-n11	1940	04/05/10	[*]	$17.23	727	24.2	[*]
4570-n11	1940	04/09/10	[*]	$17.23	723	24.1	[*]
4570-n11	1940	04/12/10	[*]	$17.23	720	24.0	[*]
4570-n11	1940	04/13/10	[*]	$17.23	719	24.0	[*]
4570-n11	1940	04/14/10	[*]	$17.23	718	23.9	[*]
4570-n11	1940	04/15/10	[*]	$17.23	717	23.9	[*]
4570-n11	1940	04/15/10	[*]	$17.23	717	23.9	[*]
4570-n11	1940	04/16/10	[*]	$17.23	716	23.9	[*]
4553-d01	1872	04/12/10	[*]	$18.02	720	24.0	[*]
4553-d01	1872	04/12/10	[*]	$18.02	720	24.0	[*]
4553-d01	1872	04/12/10	[*]	$18.02	720	24.0	[*]
4553-d01	1872	04/14/10	[*]	$18.02	718	23.9	[*]
4553-d01	1872	04/14/10	[*]	$18.02	718	23.9	[*]
4553-d01	1872	04/15/10	[*]	$18.02	717	23.9	[*]
4553-d01	1872	04/15/10	[*]	$18.02	717	23.9	[*]
4553-d01	1872	04/06/10	[*]	$18.02	726	24.2	[*]
4553-d01	1872	04/12/10	[*]	$18.02	720	24.0	[*]
4553-d01	1872	04/14/10	[*]	$18.02	718	23.9	[*]
4553-d01	1872	04/14/10	[*]	$18.02	718	23.9	[*]
4553-d01	1872	04/16/10	[*]	$18.02	716	23.9	[*]
4553-d01	1872	04/19/10	[*]	$18.02	713	23.8	[*]
4553-dn01	1872	04/19/10	[*]	$18.02	713	23.8	[*]
4553-dn01	1872	04/19/10	[*]	$18.02	713	23.8	[*]
4553-dn01	1872	04/19/10	[*]	$18.02	713	23.8	[*]
4553-dn01	1872	04/20/10	[*]	$18.02	712	23.7	[*]
4553-dn01	1872	04/21/10	[*]	$18.02	711	23.7	[*]
4553-d01	1872	04/06/10	[*]	$18.02	726	24.2	[*]
4553-d01	1872	04/06/10	[*]	$18.02	726	24.2	[*]
4553-d01	1872	04/06/10	[*]	$18.02	726	24.2	[*]
4553-d01	1872	04/07/10	[*]	$18.02	725	24.2	[*]
4553-d01	1872	04/07/10	[*]	$18.02	725	24.2	[*]
4553-d01	1872	04/07/10	[*]	$18.02	725	24.2	[*]
4553-d01	1872	04/08/10	[*]	$18.02	724	24.1	[*]
4553-d01	1872	04/08/10	[*]	$18.02	724	24.1	[*]
4553-d01	1872	04/08/10	[*]	$18.02	724	24.1	[*]
4553-d01	1872	04/08/10	[*]	$18.02	724	24.1	[*]
4553-d01	1872	04/08/10	[*]	$18.02	724	24.1	[*]
4553-d01	1872	04/08/10	[*]	$18.02	724	24.1	[*]
4553-d01	1872	04/08/10	[*]	$18.02	724	24.1	[*]
4553-d01	1872	04/08/10	[*]	$18.02	724	24.1	[*]
4553-d01	1872	04/08/10	[*]	$18.02	724	24.1	[*]
4553-d01	1872	04/09/10	[*]	$18.02	723	24.1	[*]
4553-d01	1872	04/09/10	[*]	$18.02	723	24.1	[*]

US	INSTALLED	793VC72	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VC8B	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VC8N	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VC93	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXT9	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WPDP	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VCCN	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WNVM	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WP34	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WPF2	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VC87	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VC8Y	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WNZ6	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WP53	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WPBF	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WPC1	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VC9F	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WNRV	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WNT7	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WNV8	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WPDN	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXM4	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	940W99G	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940W9BZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WBHK	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKD8	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKPC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKT2	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKWF	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKWK	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKX1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKX5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKX9	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKXW	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKXZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKY5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKY7	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKYF	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WVF9	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWTD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWX6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWXZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWYX	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WX08	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WX0V	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WX18	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYPX	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYPZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYR0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYR3	InfoPrint Color 1764	1	[*]	[*]

4553-d01	1872	04/09/10	[*]	$18.02	723	24.1	[*]
4553-d01	1872	04/09/10	[*]	$18.02	723	24.1	[*]
4553-d01	1872	04/09/10	[*]	$18.02	723	24.1	[*]
4553-d01	1872	04/09/10	[*]	$18.02	723	24.1	[*]
4553-d01	1872	04/12/10	[*]	$18.02	720	24.0	[*]
4553-d01	1872	04/12/10	[*]	$18.02	720	24.0	[*]
4553-d01	1872	04/12/10	[*]	$18.02	720	24.0	[*]
4553-d01	1872	04/13/10	[*]	$18.02	719	24.0	[*]
4553-d01	1872	04/13/10	[*]	$18.02	719	24.0	[*]
4553-d01	1872	04/13/10	[*]	$18.02	719	24.0	[*]
4553-d01	1872	04/13/10	[*]	$18.02	719	24.0	[*]
4553-d01	1872	04/13/10	[*]	$18.02	719	24.0	[*]
4553-d01	1872	04/14/10	[*]	$18.02	718	23.9	[*]
4553-d01	1872	04/14/10	[*]	$18.02	718	23.9	[*]
4553-d01	1872	04/14/10	[*]	$18.02	718	23.9	[*]
4553-d01	1872	04/14/10	[*]	$18.02	718	23.9	[*]
4553-d01	1872	04/14/10	[*]	$18.02	718	23.9	[*]
4553-d01	1872	04/15/10	[*]	$18.02	717	23.9	[*]
4553-d01	1872	04/15/10	[*]	$18.02	717	23.9	[*]
4553-d01	1872	04/15/10	[*]	$18.02	717	23.9	[*]
4553-d01	1872	04/15/10	[*]	$18.02	717	23.9	[*]
4553-d01	1872	04/21/10	[*]	$18.02	711	23.7	[*]
4937-DN01	1764	04/09/10	[*]	$54.83	723	24.1	[*]
4937-DN01	1764	04/13/10	[*]	$54.83	719	24.0	[*]
4937-DN01	1764	04/21/10	[*]	$54.83	711	23.7	[*]
4937-dn01	1764	04/20/10	[*]	$54.83	712	23.7	[*]
4937-dn01	1764	04/16/10	[*]	$54.83	716	23.9	[*]
4937-dn01	1764	04/02/10	[*]	$54.83	730	24.3	[*]
4937-dn01	1764	04/06/10	[*]	$54.83	726	24.2	[*]
4937-dn01	1764	04/20/10	[*]	$54.83	712	23.7	[*]
4937-dn01	1764	04/07/10	[*]	$54.83	725	24.2	[*]
4937-dn01	1764	04/14/10	[*]	$54.83	718	23.9	[*]
4937-dn01	1764	04/08/10	[*]	$54.83	724	24.1	[*]
4937-dn01	1764	04/16/10	[*]	$54.83	716	23.9	[*]
4937-dn01	1764	04/08/10	[*]	$54.83	724	24.1	[*]
4937-dn01	1764	04/20/10	[*]	$54.83	712	23.7	[*]
4937-dn01	1764	04/12/10	[*]	$54.83	720	24.0	[*]
4937-dn01	1764	04/08/10	[*]	$54.83	724	24.1	[*]
4937-DN01	1764	04/13/10	[*]	$54.83	719	24.0	[*]
4937-dn01	1764	04/16/10	[*]	$54.83	716	23.9	[*]
4937-DN01	1764	04/26/10	[*]	$54.83	706	23.5	[*]
4937-dn01	1764	04/13/10	[*]	$54.83	719	24.0	[*]
4937-dn01	1764	04/08/10	[*]	$54.83	724	24.1	[*]
4937-dn01	1764	04/15/10	[*]	$54.83	717	23.9	[*]
4937-DN01	1764	04/16/10	[*]	$54.83	716	23.9	[*]
4937-dn01	1764	04/16/10	[*]	$54.83	716	23.9	[*]
4937-dn01	1764	04/09/10	[*]	$54.83	723	24.1	[*]
4937-dn01	1764	04/07/10	[*]	$54.83	725	24.2	[*]
4937-dn01	1764	04/14/10	[*]	$54.83	718	23.9	[*]
4937-dn01	1764	04/13/10	[*]	$54.83	719	24.0	[*]

US	INSTALLED	940WYRG	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYRN	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYRP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYRT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYRZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYT1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYT5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYT6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYT7	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYVB	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYW4	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	793MMZV	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793TT3T	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793TT4D	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793W338	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793P7K1	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793W2ZR	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793W581	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2401075	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401128	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401130	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400848	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400576	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401123	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400563	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401080	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401127	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401124	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0212993	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212956	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0212999	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213056	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213061	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213102	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	98A0LX5	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M15	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M2H	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0TZH	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V2Y	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P1C54	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1C9L	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1CH9	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1CL6	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1CL9	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MBT	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	793P6M6	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6MN	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	940WKFZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKT7	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKVK	InfoPrint Color 1764	1	[*]	[*]

4937-dn01	1764	04/08/10	[*]	$54.83	724	24.1	[*]
4937-dn01	1764	04/15/10	[*]	$54.83	717	23.9	[*]
4937-dn01	1764	04/16/10	[*]	$54.83	716	23.9	[*]
4937-dn01	1764	04/08/10	[*]	$54.83	724	24.1	[*]
4937-dn01	1764	04/13/10	[*]	$54.83	719	24.0	[*]
4937-dn01	1764	04/15/10	[*]	$54.83	717	23.9	[*]
4937-dn01	1764	04/16/10	[*]	$54.83	716	23.9	[*]
4937-dn01	1764	04/14/10	[*]	$54.83	718	23.9	[*]
4937-dn01	1764	04/07/10	[*]	$54.83	725	24.2	[*]
4937-dn01	1764	04/15/10	[*]	$54.83	717	23.9	[*]
4937-dn01	1764	04/12/10	[*]	$54.83	720	24.0	[*]
4567-dn1	1870	04/26/10	[*]	$35.94	706	23.5	[*]
4568-fd1	1880	04/02/10	[*]	$50.13	730	24.3	[*]
4568-fd1	1880	04/02/10	[*]	$50.13	730	24.3	[*]
4568-fd1	1880	04/06/10	[*]	$50.13	726	24.2	[*]
4568-fd1	1880	04/13/10	[*]	$50.13	719	24.0	[*]
4568-fd1	1880	04/14/10	[*]	$50.13	718	23.9	[*]
4568-fd1	1880	04/14/10	[*]	$50.13	718	23.9	[*]
4859-t01	1988	04/01/10	[*]	$133.17	731	24.4	[*]
4859-t01	1988	04/02/10	[*]	$133.17	730	24.3	[*]
4859-t01	1988	04/07/10	[*]	$133.17	725	24.2	[*]
4859-t01	1988	04/08/10	[*]	$133.17	724	24.1	[*]
4589-t01	1988	04/09/10	[*]	$133.17	723	24.1	[*]
4859-t01	1988	04/13/10	[*]	$133.17	719	24.0	[*]
4589-t01	1988	04/16/10	[*]	$133.17	716	23.9	[*]
4859-t01	1988	04/16/10	[*]	$133.17	716	23.9	[*]
4859-t01	1988	04/16/10	[*]	$133.17	716	23.9	[*]
4859-t01	1988	04/20/10	[*]	$133.17	712	23.7	[*]
4887-dn1	1759	04/02/10	[*]	$129.47	730	24.3	[*]
4887-dn1	1769	04/06/10	[*]	$154.13	726	24.2	[*]
4887-dn1	1769	04/05/10	[*]	$154.13	727	24.2	[*]
4887-dn1	1769	04/26/10	[*]	$154.13	706	23.5	[*]
4887-dn1	1769	04/09/10	[*]	$154.13	723	24.1	[*]
4887-dn1	1769	04/21/10	[*]	$154.13	711	23.7	[*]
4553-d01	1826	04/16/10	[*]	$10.97	716	23.9	[*]
4553-d01	1826	04/27/10	[*]	$10.97	705	23.5	[*]
4553-dn01	1826	04/01/10	[*]	$10.97	731	24.4	[*]
4570-n11	1826	04/29/10	[*]	$10.97	703	23.4	[*]
4553-d01	1826	04/15/10	[*]	$10.97	717	23.9	[*]
4568-fd1	1940	03/30/10	[*]	$17.23	733	24.4	[*]
4553-d01	1940	04/01/10	[*]	$17.23	731	24.4	[*]
4553-n01	1940	04/27/10	[*]	$17.23	705	23.5	[*]
4553-n01	1940	04/01/10	[*]	$17.23	731	24.4	[*]
4553-d01	1940	03/30/10	[*]	$17.23	733	24.4	[*]
4553-n01	1940	04/30/10	[*]	$17.23	702	23.4	[*]
4937-DN01	1872	05/12/10	[*]	$18.02	690	23.0	[*]
4553-d01	1872	04/27/10	[*]	$18.02	705	23.5	[*]
4568-fd1	1764	03/30/10	[*]	$54.83	733	24.4	[*]
4887-dn1	1764	04/30/10	[*]	$54.83	702	23.4	[*]
4859-t01	1764	03/30/10	[*]	$54.83	733	24.4	[*]

US	INSTALLED	940WKX8	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKXK	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKXN	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKXV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKY0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKY8	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYRH	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYRK	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYVC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYW3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYWF	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYX1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X006	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X010	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X021	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0DR	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0F2	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	792X5KV	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792X5M0	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792X5MZ	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y7DL	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y7HD	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y7K8	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y7KF	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793T6DY	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793T6KB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793T6KV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793T6KX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VNRX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VPBH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXN5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXPH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXR4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXR5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXT6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXVP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXWM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXWN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WNR6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WNRP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WNRR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WNTF	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNV5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WP2R	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WP76	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WPC7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXVL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WPCY	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793V0V8	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793V0W8	InfoPrint 1880 MFP	1	[*]	[*]

4859-t01	1764	04/29/10	[*]	$54.83	703	23.4	[*]
4553-d01	1764	05/12/10	[*]	$54.83	690	23.0	[*]
4887-dn1	1764	03/30/10	[*]	$54.83	733	24.4	[*]
4887-dn1	1764	04/30/10	[*]	$54.83	702	23.4	[*]
4570-n11	1764	03/30/10	[*]	$54.83	733	24.4	[*]
4937-dn01	1764	03/31/10	[*]	$54.83	732	24.4	[*]
4887-dn1	1764	05/13/10	[*]	$54.83	689	23.0	[*]
4937-dn01	1764	05/12/10	[*]	$54.83	690	23.0	[*]
4937-dn01	1764	04/27/10	[*]	$54.83	705	23.5	[*]
4553-d01	1764	04/30/10	[*]	$54.83	702	23.4	[*]
4553-d01	1764	04/30/10	[*]	$54.83	702	23.4	[*]
4859-t01	1764	04/29/10	[*]	$54.83	703	23.4	[*]
4989-dn1	1764	05/13/10	[*]	$54.83	689	23.0	[*]
4887-dn1	1764	05/13/10	[*]	$54.83	689	23.0	[*]
4937-dn01	1764	04/27/10	[*]	$54.83	705	23.5	[*]
4553-d01	1764	04/30/10	[*]	$54.83	702	23.4	[*]
4570-n11	1764	05/13/10	[*]	$54.83	689	23.0	[*]
4937-dn01	1872	05/13/10	[*]	$18.02	689	23.0	[*]
4553-dn01	1872	05/13/10	[*]	$18.02	689	23.0	[*]
4859-t01	1872	05/13/10	[*]	$18.02	689	23.0	[*]
4859-t01	1872	05/13/10	[*]	$18.02	689	23.0	[*]
4553-d01	1872	04/28/10	[*]	$18.02	704	23.5	[*]
4937-DN01	1872	05/13/10	[*]	$18.02	689	23.0	[*]
4553-d01	1872	04/29/10	[*]	$18.02	703	23.4	[*]
4937-dn01	1872	05/12/10	[*]	$18.02	690	23.0	[*]
4570-n11	1872	05/12/10	[*]	$18.02	690	23.0	[*]
4937-DN01	1872	04/29/10	[*]	$18.02	703	23.4	[*]
4989-dn1	1872	04/29/10	[*]	$18.02	703	23.4	[*]
4553-d01	1872	04/27/10	[*]	$18.02	705	23.5	[*]
4553-d01	1872	04/28/10	[*]	$18.02	704	23.5	[*]
4937-DN01	1872	04/29/10	[*]	$18.02	703	23.4	[*]
4553-d01	1872	04/28/10	[*]	$18.02	704	23.5	[*]
4553-d01	1872	04/27/10	[*]	$18.02	705	23.5	[*]
4553-d01	1872	04/28/10	[*]	$18.02	704	23.5	[*]
4553-d01	1872	04/28/10	[*]	$18.02	704	23.5	[*]
4937-dn01	1872	04/28/10	[*]	$18.02	704	23.5	[*]
4553-d01	1872	04/28/10	[*]	$18.02	704	23.5	[*]
4887-dn1	1872	04/28/10	[*]	$18.02	704	23.5	[*]
4937-dn01	1872	03/31/10	[*]	$18.02	732	24.4	[*]
4553-d01	1872	04/27/10	[*]	$18.02	705	23.5	[*]
4989-dn1	1872	03/31/10	[*]	$18.02	732	24.4	[*]
4567-dn1	1872	05/12/10	[*]	$18.02	690	23.0	[*]
4553-n01	1872	03/31/10	[*]	$18.02	732	24.4	[*]
4553-d01	1872	03/31/10	[*]	$18.02	732	24.4	[*]
4553-d01	1872	04/27/10	[*]	$18.02	705	23.5	[*]
4553-n01	1872	04/28/10	[*]	$18.02	704	23.5	[*]
4887-dn1	1872	04/28/10	[*]	$18.02	704	23.5	[*]
4937-dn01	1872	04/28/10	[*]	$18.02	704	23.5	[*]
4553-d01	1880	05/12/10	[*]	$50.13	690	23.0	[*]
4937-DN01	1880	03/30/10	[*]	$50.13	733	24.4	[*]

US	INSTALLED	793W326	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793KL7W	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN23	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN6B	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	2400478	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400703	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400857	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400952	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401129	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401536	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401543	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401547	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401811	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0212919	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212951	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212975	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212950	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0212973	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213062	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	98A0LWV	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0LY9	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M27	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M3H	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0TWZ	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0TX7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P17BH	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MC4	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MC8	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MC5	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1CB2	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P221B	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21XH	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P2211	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21YF	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MBW	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MCB	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1831	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1C99	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MM1	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MGR	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940WWTR	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940WWZB	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940WYR5	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940WYRX	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940WYTG	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940WYTV	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940WYV4	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940WYXH	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X001	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X012	InfoPrint Color 1764 Model	1	[*]	[*]

4568-fd1	1880	05/12/10	[*]	$50.13	690	23.0	[*]
4937-dn01	1870	04/30/10	[*]	$35.94	702	23.4	[*]
4567-dn1	1870	04/27/10	[*]	$35.94	705	23.5	[*]
4553-d01	1870	03/30/10	[*]	$35.94	733	24.4	[*]
4859-t01	1988	03/30/10	[*]	$133.17	733	24.4	[*]
4553-n01	1988	03/31/10	[*]	$133.17	732	24.4	[*]
4859-t01	1988	03/31/10	[*]	$133.17	732	24.4	[*]
4859-t01	1988	04/01/10	[*]	$133.17	731	24.4	[*]
4553-n01	1988	03/30/10	[*]	$133.17	733	24.4	[*]
4937-DN01	1988	05/12/10	[*]	$133.17	690	23.0	[*]
4937-dn01	1988	05/13/10	[*]	$133.17	689	23.0	[*]
4937-dn01	1988	05/12/10	[*]	$133.17	690	23.0	[*]
4937-dn01	1988	05/13/10	[*]	$133.17	689	23.0	[*]
4570-n11	1759	04/01/10	[*]	$129.47	731	24.4	[*]
4937-dn01	1759	03/31/10	[*]	$129.47	732	24.4	[*]
4567-dn1	1759	03/30/10	[*]	$129.47	733	24.4	[*]
4570-n11	1769	04/01/10	[*]	$154.13	731	24.4	[*]
4859-t01	1769	03/31/10	[*]	$154.13	732	24.4	[*]
4989-dn1	1769	04/29/10	[*]	$154.13	703	23.4	[*]
4989-dn1	1826	05/28/10	[*]	$10.97	674	22.5	[*]
4989-dn1	1826	05/17/10	[*]	$10.97	685	22.8	[*]
4989-dn1	1826	05/18/10	[*]	$10.97	684	22.8	[*]
4989-dn1	1826	05/17/10	[*]	$10.97	685	22.8	[*]
4989-dn1	1826	05/28/10	[*]	$10.97	674	22.5	[*]
4989-dn1	1826	05/26/10	[*]	$10.97	676	22.5	[*]
4570-n11	1940	05/14/10	[*]	$17.23	688	22.9	[*]
4570-n11	1940	05/19/10	[*]	$17.23	683	22.8	[*]
4570-n11	1940	05/21/10	[*]	$17.23	681	22.7	[*]
4570-n11	1940	05/25/10	[*]	$17.23	677	22.6	[*]
4570-n11	1940	05/26/10	[*]	$17.23	676	22.5	[*]
4570-n11	1940	05/26/10	[*]	$17.23	676	22.5	[*]
4570-n11	1940	05/26/10	[*]	$17.23	676	22.5	[*]
4570-n11	1940	05/26/10	[*]	$17.23	676	22.5	[*]
4570-n11	1940	05/26/10	[*]	$17.23	676	22.5	[*]
4570-n11	1940	05/27/10	[*]	$17.23	675	22.5	[*]
4570-n11	1940	05/27/10	[*]	$17.23	675	22.5	[*]
4570-n11	1940	05/28/10	[*]	$17.23	674	22.5	[*]
4570-n11	1940	05/28/10	[*]	$17.23	674	22.5	[*]
4570-n11	1940	05/28/10	[*]	$17.23	674	22.5	[*]
4570-n11	1940	05/28/10	[*]	$17.23	674	22.5	[*]
4937-dn01	1764	05/28/10	[*]	$54.83	674	22.5	[*]
4937-dn01	1764	05/17/10	[*]	$54.83	685	22.8	[*]
4937-dn01	1764	05/19/10	[*]	$54.83	683	22.8	[*]
4937-dn01	1764	05/19/10	[*]	$54.83	683	22.8	[*]
4937-dn01	1764	05/17/10	[*]	$54.83	685	22.8	[*]
4937-dn01	1764	05/20/10	[*]	$54.83	682	22.7	[*]
4937-dn01	1764	05/20/10	[*]	$54.83	682	22.7	[*]
4937-dn01	1764	05/19/10	[*]	$54.83	683	22.8	[*]
4937-dn01	1764	05/14/10	[*]	$54.83	688	22.9	[*]
4937-dn01	1764	05/28/10	[*]	$54.83	674	22.5	[*]

US	INSTALLED	940X02C	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X02M	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X03C	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X03D	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X03Y	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X04M	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X04P	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X052	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X0H0	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X0NM	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X0NP	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X0NV	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X0P9	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X0T4	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	98A0V0D	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98B0N1B	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	793T6KC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793T6M3	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXW5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793ZLZ3	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941085	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793ZLXV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410CV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794012G	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941086	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794103Y	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793T6KK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793ZLYW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	792Y790	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y7DD	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792X5HN	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	7941058	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941073	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410CC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794107X	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	792X5NH	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	79410WF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940589	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794108C	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VDN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942V9C	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940ZD3	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942T33	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NRK9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942V8C	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940ZBZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942V0P	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VDL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VH6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VGV	InfoPrint 1872 Model	1	[*]	[*]

4937-dn01	1764	05/18/10	[*]	$54.83	684	22.8	[*]
4937-dn01	1764	05/19/10	[*]	$54.83	683	22.8	[*]
4937-dn01	1764	05/17/10	[*]	$54.83	685	22.8	[*]
4937-dn01	1764	05/18/10	[*]	$54.83	684	22.8	[*]
4937-dn01	1764	05/19/10	[*]	$54.83	683	22.8	[*]
4937-dn01	1764	05/19/10	[*]	$54.83	683	22.8	[*]
4937-dn01	1764	05/19/10	[*]	$54.83	683	22.8	[*]
4937-dn01	1764	05/18/10	[*]	$54.83	684	22.8	[*]
4937-dn01	1764	05/17/10	[*]	$54.83	685	22.8	[*]
4937-dn01	1764	05/17/10	[*]	$54.83	685	22.8	[*]
4937-dn01	1764	05/14/10	[*]	$54.83	688	22.9	[*]
4937-dn01	1764	05/19/10	[*]	$54.83	683	22.8	[*]
4937-dn01	1764	05/18/10	[*]	$54.83	684	22.8	[*]
4937-dn01	1764	05/17/10	[*]	$54.83	685	22.8	[*]
4989-dn1	1826	05/14/10	[*]	$10.97	688	22.9	[*]
4989-dn1	1826	05/17/10	[*]	$10.97	685	22.8	[*]
4553-d01	1872	05/14/10	[*]	$18.02	688	22.9	[*]
4553-d01	1872	05/14/10	[*]	$18.02	688	22.9	[*]
4553-d01	1872	05/14/10	[*]	$18.02	688	22.9	[*]
4553-d01	1872	05/14/10	[*]	$18.02	688	22.9	[*]
4553-d01	1872	05/14/10	[*]	$18.02	688	22.9	[*]
4553-d01	1872	05/14/10	[*]	$18.02	688	22.9	[*]
4553-d01	1872	05/14/10	[*]	$18.02	688	22.9	[*]
4553-d01	1872	05/14/10	[*]	$18.02	688	22.9	[*]
4553-d01	1872	05/14/10	[*]	$18.02	688	22.9	[*]
4553-d01	1872	05/14/10	[*]	$18.02	688	22.9	[*]
4553-d01	1872	05/17/10	[*]	$18.02	685	22.8	[*]
4553-d01	1872	05/17/10	[*]	$18.02	685	22.8	[*]
4553-n01	1872	05/18/10	[*]	$18.02	684	22.8	[*]
4553-n01	1872	05/18/10	[*]	$18.02	684	22.8	[*]
4553-n01	1872	05/19/10	[*]	$18.02	683	22.8	[*]
4553-d01	1872	05/19/10	[*]	$18.02	683	22.8	[*]
4553-d01	1872	05/19/10	[*]	$18.02	683	22.8	[*]
4553-d01	1872	05/19/10	[*]	$18.02	683	22.8	[*]
4553-d01	1872	05/20/10	[*]	$18.02	682	22.7	[*]
4553-n01	1872	05/21/10	[*]	$18.02	681	22.7	[*]
4553-d01	1872	05/28/10	[*]	$18.02	674	22.5	[*]
4553-d01	1872	05/28/10	[*]	$18.02	674	22.5	[*]
4553-d01	1872	05/28/10	[*]	$18.02	674	22.5	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]

US	INSTALLED	7940ZCZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410CF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942TYB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NRKT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942V17	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VHZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VDR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT83	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NRKN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794108X	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VB9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942TZ2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794108N	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VC5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VG6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940ZCT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794105D	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942T3T	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942TZ9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942TZW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VHW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942TZ8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940130	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942T4L	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VCX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942V1L	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942TZG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VC9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942TYT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793MMYK	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MMYV	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN80	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MNCX	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N8NV	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N8NZ	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N8R0	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N8T5	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793V0X1	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793V0P8	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793V0WM	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793WNBV	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793X16K	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793WNCW	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793X127	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793M5B6	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7942V02	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7942TZR	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	79381K4	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793M4YD	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793M59P	InfoPrint 1880 MFP	1	[*]	[*]

4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4567-dn1	1870	05/19/10	[*]	$35.94	683	22.8	[*]
4567-dn1	1870	05/27/10	[*]	$35.94	675	22.5	[*]
4567-dn1	1870	05/19/10	[*]	$35.94	683	22.8	[*]
4567-dn1	1870	05/26/10	[*]	$35.94	676	22.5	[*]
4567-dn1	1870	05/14/10	[*]	$35.94	688	22.9	[*]
4567-dn1	1870	05/17/10	[*]	$35.94	685	22.8	[*]
4567-dn1	1870	05/17/10	[*]	$35.94	685	22.8	[*]
4567-dn1	1870	05/17/10	[*]	$35.94	685	22.8	[*]
4568-fd1	1880	05/17/10	[*]	$50.13	685	22.8	[*]
4568-fd1	1880	05/18/10	[*]	$50.13	684	22.8	[*]
4568-fd1	1880	05/18/10	[*]	$50.13	684	22.8	[*]
4568-fd1	1880	05/18/10	[*]	$50.13	684	22.8	[*]
4568-fd1	1880	05/18/10	[*]	$50.13	684	22.8	[*]
4568-fd1	1880	05/26/10	[*]	$50.13	676	22.5	[*]
4568-fd1	1880	05/27/10	[*]	$50.13	675	22.5	[*]
4568-fd1	1880	06/03/10	[*]	$50.13	668	22.3	[*]
4568-fd1	1880	06/03/10	[*]	$50.13	668	22.3	[*]
4568-fd1	1880	06/03/10	[*]	$50.13	668	22.3	[*]
4568-fd1	1880	06/03/10	[*]	$50.13	668	22.3	[*]
4568-fd1	1880	06/03/10	[*]	$50.13	668	22.3	[*]
4568-fd1	1880	06/03/10	[*]	$50.13	668	22.3	[*]

US	INSTALLED	7942VGP	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793VC7Z	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	79410VV	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7942T52	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2401096	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401545	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401538	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401539	InfoPrint 1988 MP	1	[*]	[*]
US	INSTALLED	2401544	InfoPrint 1988 MP	1	[*]	[*]
US	INSTALLED	2401484	InfoPrint 1988 MP	1	[*]	[*]
US	INSTALLED	0213066	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213077	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213081	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213085	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	7942V03	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	7942VGW	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	7942VHC	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	7942VK6	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	7941005	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	793M5B1	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	793NT5P	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	7940ZYX	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213090	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	94F081R	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZXZ	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M1C	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M1X	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M28	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M2K	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0TWW	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0TX0	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0TXK	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0TZ7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V0F	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0V0M	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	35P0KC2	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MB8	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MB9	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MBN	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MBV	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MBX	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MCG	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MCX	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MD0	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MDC	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1ZXV	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1ZYD	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P2080	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20BP	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21RC	InfoPrint 1940 MFP	1	[*]	[*]

4568-fd1	1880	06/03/10	[*]	$50.13	668	22.3	[*]
4568-fd1	1880	06/04/10	[*]	$50.13	667	22.2	[*]
4568-fd1	1880	06/04/10	[*]	$50.13	667	22.2	[*]
4568-fd1	1880	06/04/10	[*]	$50.13	667	22.2	[*]
4859-t01	1988	05/17/10	[*]	$133.17	685	22.8	[*]
4859-t01	1988	05/17/10	[*]	$133.17	685	22.8	[*]
4856-t01	1988	05/19/10	[*]	$133.17	683	22.8	[*]
4859-t01	1988	05/28/10	[*]	$133.17	674	22.5	[*]
4859-t01	1988	05/28/10	[*]	$133.17	674	22.5	[*]
4859-t01	1988	05/28/10	[*]	$133.17	674	22.5	[*]
4887-dn1	1769	05/26/10	[*]	$154.13	676	22.5	[*]
4887-dn1	1769	05/26/10	[*]	$154.13	676	22.5	[*]
4887-dn1	1769	05/25/10	[*]	$154.13	677	22.6	[*]
4887-dn1	1769	05/27/10	[*]	$154.13	675	22.5	[*]
4887-dn1	1769	06/03/10	[*]	$154.13	668	22.3	[*]
4887-dn1	1769	06/03/10	[*]	$154.13	668	22.3	[*]
4887-dn1	1769	06/03/10	[*]	$154.13	668	22.3	[*]
4887-dn1	1769	06/03/10	[*]	$154.13	668	22.3	[*]
4887-dn1	1769	06/03/10	[*]	$154.13	668	22.3	[*]
4887-dn1	1769	06/03/10	[*]	$154.13	668	22.3	[*]
4887-dn1	1769	06/03/10	[*]	$154.13	668	22.3	[*]
4887-dn1	1769	06/03/10	[*]	$154.13	668	22.3	[*]
4989-dn1	1769	04/29/10	[*]	$154.13	703	23.4	[*]
4989-dn1	1826	07/08/10	[*]	$10.97	633	21.1	[*]
4989-dn1	1826	07/08/10	[*]	$10.97	633	21.1	[*]
4989-dn1	1826	07/09/10	[*]	$10.97	632	21.1	[*]
4989-dn1	1826	05/20/10	[*]	$10.97	682	22.7	[*]
4989-dn1	1826	06/16/10	[*]	$10.97	655	21.8	[*]
4989-dn1	1826	06/15/10	[*]	$10.97	656	21.9	[*]
4989-dn1	1826	06/22/10	[*]	$10.97	649	21.6	[*]
4989-dn1	1826	05/21/10	[*]	$10.97	681	22.7	[*]
4989-dn1	1826	05/21/10	[*]	$10.97	681	22.7	[*]
4989-dn1	1826	06/07/10	[*]	$10.97	664	22.1	[*]
4989-dn1	1826	07/07/10	[*]	$10.97	634	21.1	[*]
4989-dn1	1826	05/21/10	[*]	$10.97	681	22.7	[*]
4570-n11	1940	06/22/10	[*]	$17.23	649	21.6	[*]
4570-n11	1940	07/07/10	[*]	$17.23	634	21.1	[*]
4570-n11	1940	07/01/10	[*]	$17.23	640	21.3	[*]
4570-n11	1940	06/30/10	[*]	$17.23	641	21.4	[*]
4570-n11	1940	07/07/10	[*]	$17.23	634	21.1	[*]
4570-n11	1940	06/17/10	[*]	$17.23	654	21.8	[*]
4570-n11	1940	06/18/10	[*]	$17.23	653	21.8	[*]
4570-n11	1940	06/18/10	[*]	$17.23	653	21.8	[*]
4570-n11	1940	06/18/10	[*]	$17.23	653	21.8	[*]
4570-n11	1940	06/21/10	[*]	$17.23	650	21.7	[*]
4570-n11	1940	06/16/10	[*]	$17.23	655	21.8	[*]
4570-n11	1940	07/07/10	[*]	$17.23	634	21.1	[*]
4570-n11	1940	06/14/10	[*]	$17.23	657	21.9	[*]
4570-n11	1940	06/15/10	[*]	$17.23	656	21.9	[*]
4570-n11	1940	07/06/10	[*]	$17.23	635	21.2	[*]

US	INSTALLED	35P21TM	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21Y6	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21Z0	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21Z4	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21ZK	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21ZY	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P221K	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940WVF7	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWV3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WX0R	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X01B	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X04B	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X04V	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X04W	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X1ZK	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X250	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X266	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X26P	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X272	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X273	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X274	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X2YD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X2YG	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X2YK	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X2YW	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X2Z7	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X2Z9	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X2ZG	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X2ZR	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X30H	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X31C	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X325	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X32K	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X32N	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X32T	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X32V	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X32W	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3HH	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3HT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3HV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3HW	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3HX	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3K0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3K1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3K3	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X3K5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3KD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3KM	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3KN	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3KW	InfoPrint Color 1764	1	[*]	[*]

4570-n11	1940	06/25/10	[*]	$17.23	646	21.5	[*]
4570-n11	1940	06/21/10	[*]	$17.23	650	21.7	[*]
4570-n11	1940	07/07/10	[*]	$17.23	634	21.1	[*]
4570-n11	1940	07/09/10	[*]	$17.23	632	21.1	[*]
4570-n11	1940	07/09/10	[*]	$17.23	632	21.1	[*]
4570-n11	1940	06/18/10	[*]	$17.23	653	21.8	[*]
4570-n11	1940	06/18/10	[*]	$17.23	653	21.8	[*]
4937-DN01	1764	06/11/10	[*]	$54.83	660	22.0	[*]
4937-DN01	1764	05/20/10	[*]	$54.83	682	22.7	[*]
4937-dn01	1764	06/25/10	[*]	$54.83	646	21.5	[*]
4937-dn01	1764	05/21/10	[*]	$54.83	681	22.7	[*]
4937-dn01	1764	06/24/10	[*]	$54.83	647	21.6	[*]
4937-dn01	1764	05/21/10	[*]	$54.83	681	22.7	[*]
4937-dn01	1764	05/21/10	[*]	$54.83	681	22.7	[*]
4937-DN01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-DN01	1764	07/02/10	[*]	$54.83	639	21.3	[*]
4937-dn01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-DN01	1764	07/09/10	[*]	$54.83	632	21.1	[*]
4937-DN01	1764	07/02/10	[*]	$54.83	639	21.3	[*]
4937-DN01	1764	07/07/10	[*]	$54.83	634	21.1	[*]
4937-DN01	1764	07/02/10	[*]	$54.83	639	21.3	[*]
4937-dn01	1764	06/23/10	[*]	$54.83	648	21.6	[*]
4937-DN01	1764	07/07/10	[*]	$54.83	634	21.1	[*]
4937-DN01	1764	07/09/10	[*]	$54.83	632	21.1	[*]
4937-dn01	1764	06/23/10	[*]	$54.83	648	21.6	[*]
4937-DN01	1764	07/06/10	[*]	$54.83	635	21.2	[*]
4937-dn01	1764	06/23/10	[*]	$54.83	648	21.6	[*]
4937-DN01	1764	07/06/10	[*]	$54.83	635	21.2	[*]
4937-DN01	1764	07/07/10	[*]	$54.83	634	21.1	[*]
4937-dn01	1764	06/24/10	[*]	$54.83	647	21.6	[*]
4937-dn01	1764	06/24/10	[*]	$54.83	647	21.6	[*]
4937-DN01	1764	07/01/10	[*]	$54.83	640	21.3	[*]
4937-dn01	1764	07/12/10	[*]	$54.83	629	21.0	[*]
4937-dn01	1764	06/23/10	[*]	$54.83	648	21.6	[*]
4937-DN01	1764	07/09/10	[*]	$54.83	632	21.1	[*]
4937-DN01	1764	07/12/10	[*]	$54.83	629	21.0	[*]
4937-DN01	1764	07/01/10	[*]	$54.83	640	21.3	[*]
4937-dn01	1764	06/24/10	[*]	$54.83	647	21.6	[*]
4937-DN01	1764	07/02/10	[*]	$54.83	639	21.3	[*]
4937-DN01	1764	07/06/10	[*]	$54.83	635	21.2	[*]
4937-DN01	1764	07/07/10	[*]	$54.83	634	21.1	[*]
4937-DN01	1764	07/07/10	[*]	$54.83	634	21.1	[*]
4937-dn01	1764	06/23/10	[*]	$54.83	648	21.6	[*]
4937-DN01	1764	07/02/10	[*]	$54.83	639	21.3	[*]
4937-dn01	1764	07/09/10	[*]	$54.83	632	21.1	[*]
4937-DN01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-dn01	1764	06/24/10	[*]	$54.83	647	21.6	[*]
4937-DN01	1764	07/06/10	[*]	$54.83	635	21.2	[*]
4937-DN01	1764	07/02/10	[*]	$54.83	639	21.3	[*]
4937-DN01	1764	07/12/10	[*]	$54.83	629	21.0	[*]

US	INSTALLED	940X3M3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3M4	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3M5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3M7	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3M8	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3MC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3MG	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3MV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3N5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3N9	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3NH	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3NT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3NW	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3NX	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3NY	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3P0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3P3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4W2	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4Y0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4YX	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X506	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X50X	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X522	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X52M	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X55F	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X56P	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X592	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X59K	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5B2	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5D4	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5DX	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5F0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5F4	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5F6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5F7	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5F9	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5FD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	793637D	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7936CR0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7936CVK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7936CW1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7936CWC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7936D19	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7936PTB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7936PWB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7937F7H	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7937F80	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79381LM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7938VD4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7938VPR	InfoPrint 1872 Model	1	[*]	[*]

4937-DN01	1764	07/09/10	[*]	$54.83	632	21.1	[*]
4937-DN01	1764	07/12/10	[*]	$54.83	629	21.0	[*]
4937-DN01	1764	07/09/10	[*]	$54.83	632	21.1	[*]
4937-dn01	1764	06/24/10	[*]	$54.83	647	21.6	[*]
4937-dn01	1764	06/24/10	[*]	$54.83	647	21.6	[*]
4937-dn01	1764	06/23/10	[*]	$54.83	648	21.6	[*]
4937-dn01	1764	06/23/10	[*]	$54.83	648	21.6	[*]
4937-DN01	1764	07/12/10	[*]	$54.83	629	21.0	[*]
4937-DN01	1764	07/09/10	[*]	$54.83	632	21.1	[*]
4937-dn01	1764	06/23/10	[*]	$54.83	648	21.6	[*]
4937-DN01	1764	07/14/10	[*]	$54.83	627	20.9	[*]
4937-DN01	1764	07/07/10	[*]	$54.83	634	21.1	[*]
4937-DN01	1764	07/12/10	[*]	$54.83	629	21.0	[*]
4937-DN01	1764	07/14/10	[*]	$54.83	627	20.9	[*]
4937-DN01	1764	07/02/10	[*]	$54.83	639	21.3	[*]
4937-DN01	1764	07/12/10	[*]	$54.83	629	21.0	[*]
4937-DN01	1764	07/02/10	[*]	$54.83	639	21.3	[*]
4937-dn01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-dn01	1764	07/09/10	[*]	$54.83	632	21.1	[*]
4937-dn01	1764	07/08/10	[*]	$54.83	633	21.1	[*]
4937-DN01	1764	07/06/10	[*]	$54.83	635	21.2	[*]
4937-DN01	1764	07/07/10	[*]	$54.83	634	21.1	[*]
4937-DN01	1764	07/06/10	[*]	$54.83	635	21.2	[*]
4937-DN01	1764	07/09/10	[*]	$54.83	632	21.1	[*]
4937-DN01	1764	07/06/10	[*]	$54.83	635	21.2	[*]
4937-DN01	1764	07/06/10	[*]	$54.83	635	21.2	[*]
4937-DN01	1764	07/12/10	[*]	$54.83	629	21.0	[*]
4937-dn01	1764	06/23/10	[*]	$54.83	648	21.6	[*]
4937-DN01	1764	07/01/10	[*]	$54.83	640	21.3	[*]
4937-DN01	1764	07/01/10	[*]	$54.83	640	21.3	[*]
4937-DN01	1764	07/08/10	[*]	$54.83	633	21.1	[*]
4937-DN01	1764	07/12/10	[*]	$54.83	629	21.0	[*]
4937-DN01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-DN01	1764	07/07/10	[*]	$54.83	634	21.1	[*]
4937-DN01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-DN01	1764	07/06/10	[*]	$54.83	635	21.2	[*]
4937-dn01	1764	06/23/10	[*]	$54.83	648	21.6	[*]
4553-d01	1872	07/07/10	[*]	$18.02	634	21.1	[*]
4553-d01	1872	07/06/10	[*]	$18.02	635	21.2	[*]
4553-d01	1872	07/01/10	[*]	$18.02	640	21.3	[*]
4553-d01	1872	07/01/10	[*]	$18.02	640	21.3	[*]
4553-d01	1872	07/01/10	[*]	$18.02	640	21.3	[*]
4553-d01	1872	07/01/10	[*]	$18.02	640	21.3	[*]
4553-d01	1872	07/06/10	[*]	$18.02	635	21.2	[*]
4553-d01	1872	07/07/10	[*]	$18.02	634	21.1	[*]
4553-d01	1872	07/07/10	[*]	$18.02	634	21.1	[*]
4553-d01	1872	06/30/10	[*]	$18.02	641	21.4	[*]
4553-d01	1872	06/03/10	[*]	$18.02	668	22.3	[*]
4553-d01	1872	07/01/10	[*]	$18.02	640	21.3	[*]
4553-d01	1872	07/01/10	[*]	$18.02	640	21.3	[*]

US	INSTALLED	7939YDF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793M4T6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793M59G	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793M59Z	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793M5BC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NRGD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NRK5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NRKL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NRMM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NRP0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NRZ8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT1C	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT1D	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT2V	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT2X	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT2Y	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT49	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT5G	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT5R	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT65	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT6M	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT80	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VC56	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VC8G	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VC9K	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXM9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WNWH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WP54	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WP8D	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WPC8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940ZZ5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VBY	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7942VH4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HRH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HRW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HTC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HTG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HTH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HTV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HTX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HV1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HV9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HW2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HWH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HWK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K2F	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K4G	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K4Z	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K72	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K76	InfoPrint 1872 Model	1	[*]	[*]

4553-d01	1872	07/08/10	[*]	$18.02	633	21.1	[*]
4553-d01	1872	07/01/10	[*]	$18.02	640	21.3	[*]
4553-d01	1872	07/08/10	[*]	$18.02	633	21.1	[*]
4553-d01	1872	06/03/10	[*]	$18.02	668	22.3	[*]
4553-d01	1872	07/06/10	[*]	$18.02	635	21.2	[*]
4553-d01	1872	06/24/10	[*]	$18.02	647	21.6	[*]
4553-d01	1872	06/24/10	[*]	$18.02	647	21.6	[*]
4553-d01	1872	06/16/10	[*]	$18.02	655	21.8	[*]
4553-d01	1872	06/15/10	[*]	$18.02	656	21.9	[*]
4553-d01	1872	06/16/10	[*]	$18.02	655	21.8	[*]
4553-d01	1872	06/30/10	[*]	$18.02	641	21.4	[*]
4553-d01	1872	06/30/10	[*]	$18.02	641	21.4	[*]
4553-d01	1872	07/06/10	[*]	$18.02	635	21.2	[*]
4553-d01	1872	07/06/10	[*]	$18.02	635	21.2	[*]
4553-d01	1872	07/12/10	[*]	$18.02	629	21.0	[*]
4553-d01	1872	07/07/10	[*]	$18.02	634	21.1	[*]
4553-d01	1872	06/30/10	[*]	$18.02	641	21.4	[*]
4553-d01	1872	07/06/10	[*]	$18.02	635	21.2	[*]
4553-d01	1872	07/01/10	[*]	$18.02	640	21.3	[*]
4553-d01	1872	06/30/10	[*]	$18.02	641	21.4	[*]
4553-d01	1872	07/07/10	[*]	$18.02	634	21.1	[*]
4553-d01	1872	06/16/10	[*]	$18.02	655	21.8	[*]
4553-d01	1872	06/15/10	[*]	$18.02	656	21.9	[*]
4553-d01	1872	06/16/10	[*]	$18.02	655	21.8	[*]
4553-d01	1872	06/15/10	[*]	$18.02	656	21.9	[*]
4553-d01	1872	06/22/10	[*]	$18.02	649	21.6	[*]
4553-d01	1872	03/11/10	[*]	$18.02	752	25.1	[*]
4553-d01	1872	06/25/10	[*]	$18.02	646	21.5	[*]
4553-d01	1872	06/16/10	[*]	$18.02	655	21.8	[*]
4553-d01	1872	06/15/10	[*]	$18.02	656	21.9	[*]
4553-d01	1872	06/15/10	[*]	$18.02	656	21.9	[*]
4553-d01	1872	07/07/10	[*]	$18.02	634	21.1	[*]
4553-d01	1872	06/16/10	[*]	$18.02	655	21.8	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]

US	INSTALLED	7945K8N	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	2401310	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MMXT	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN1N	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N8P0	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N8RM	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	7940908	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793W37N	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793ZNM9	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2401551	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401572	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401574	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401611	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401626	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401701	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401714	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401770	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401772	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401790	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401822	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401927	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402193	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402256	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402312	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402741	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2600069	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2600071	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2600078	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	35P2220	InfoPrint 1988 MP	1	[*]	[*]
US	INSTALLED	0212851	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212853	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213058	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213143	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213149	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213164	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213165	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213169	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213170	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213172	InfoPrint 1769 MFP	1	[*]	[*]
US	INSTALLED	0213215	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213220	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213226	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213231	InfoPrint 1769 MFP	1	[*]	[*]
US	INSTALLED	0213233	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213238	InfoPrint 1769 MFP	1	[*]	[*]
US	INSTALLED	0213239	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213240	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213242	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213244	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213249	InfoPrint Color 1769 MFP	1	[*]	[*]

4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4567-dn1	1870	06/17/10	[*]	$35.94	654	21.8	[*]
4567-dn1	1870	05/20/10	[*]	$35.94	682	22.7	[*]
4567-dn1	1870	07/08/10	[*]	$35.94	633	21.1	[*]
4567-dn1	1870	06/30/10	[*]	$35.94	641	21.4	[*]
4567-dn1	1870	07/08/10	[*]	$35.94	633	21.1	[*]
4568-fd1	1880	07/09/10	[*]	$50.13	632	21.1	[*]
4568-fd1	1880	06/16/10	[*]	$50.13	655	21.8	[*]
4568-fd1	1880	06/11/10	[*]	$50.13	660	22.0	[*]
4859-t01	1988	07/07/10	[*]	$133.17	634	21.1	[*]
4859-t01	1988	07/06/10	[*]	$133.17	635	21.2	[*]
4859-t01	1988	07/06/10	[*]	$133.17	635	21.2	[*]
4859-t01	1988	06/17/10	[*]	$133.17	654	21.8	[*]
4859-t01	1988	06/16/10	[*]	$133.17	655	21.8	[*]
4859-t01	1988	06/16/10	[*]	$133.17	655	21.8	[*]
4859-t01	1988	06/16/10	[*]	$133.17	655	21.8	[*]
4859-t01	1988	06/15/10	[*]	$133.17	656	21.9	[*]
4859-t01	1988	06/16/10	[*]	$133.17	655	21.8	[*]
4859-t01	1988	07/01/10	[*]	$133.17	640	21.3	[*]
4859-t01	1988	07/06/10	[*]	$133.17	635	21.2	[*]
4859-t01	1988	07/02/10	[*]	$133.17	639	21.3	[*]
4859-t01	1988	06/28/10	[*]	$133.17	643	21.4	[*]
4859-t01	1988	07/07/10	[*]	$133.17	634	21.1	[*]
4859-t01	1988	06/28/10	[*]	$133.17	643	21.4	[*]
4859-t01	1988	07/09/10	[*]	$133.17	632	21.1	[*]
4859-t01	1988	06/28/10	[*]	$133.17	643	21.4	[*]
4859-t01	1988	06/30/10	[*]	$133.17	641	21.4	[*]
4859-t01	1988	07/09/10	[*]	$133.17	632	21.1	[*]
4859-t01	1988	07/09/10	[*]	$133.17	632	21.1	[*]
4887-dn1	1759	03/11/10	[*]	$129.47	752	25.1	[*]
4887-dn1	1759	03/11/10	[*]	$129.47	752	25.1	[*]
4887-dn1	1769	03/26/10	[*]	$154.13	737	24.6	[*]
4887-dn1	1769	06/17/10	[*]	$154.13	654	21.8	[*]
4887-dn1	1769	07/15/10	[*]	$154.13	626	20.9	[*]
4887-dn1	1769	06/28/10	[*]	$154.13	643	21.4	[*]
4887-dn1	1769	06/18/10	[*]	$154.13	653	21.8	[*]
4887-dn1	1769	06/16/10	[*]	$154.13	655	21.8	[*]
4887-dn1	1769	06/28/10	[*]	$154.13	643	21.4	[*]
4886-dn1	1769	06/15/10	[*]	$154.13	656	21.9	[*]
4887-dn1	1769	05/26/10	[*]	$154.13	676	22.5	[*]
4887-dn1	1769	05/28/10	[*]	$154.13	674	22.5	[*]
4887-dn1	1769	06/30/10	[*]	$154.13	641	21.4	[*]
4886-dn1	1769	06/14/10	[*]	$154.13	657	21.9	[*]
4887-dn1	1769	07/08/10	[*]	$154.13	633	21.1	[*]
4886-dn1	1769	06/22/10	[*]	$154.13	649	21.6	[*]
4887-dn1	1769	06/17/10	[*]	$154.13	654	21.8	[*]
4887-dn1	1769	06/17/10	[*]	$154.13	654	21.8	[*]
4887-dn1	1769	06/16/10	[*]	$154.13	655	21.8	[*]
4887-dn1	1769	06/17/10	[*]	$154.13	654	21.8	[*]
4887-dn1	1769	06/21/10	[*]	$154.13	650	21.7	[*]

US	INSTALLED	0213258	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213260	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213297	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213410	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213428	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213429	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213476	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213507	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213516	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213519	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213522	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213527	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	98A0TVR	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0TX2	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0V2N	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P1MB0	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MBL	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MC0	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MC3	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21TG	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21Y9	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940X2YB	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X2YT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X31B	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X31V	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3K9	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3M0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3MN	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3N0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3NF	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4X1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4Y5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X593	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5B1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5C7	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5CK	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5CZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5FV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	7941001	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941003	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941094	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793V173	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VXVK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793ZLYF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793V176	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793V190	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793V194	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z1PW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2DG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410BY	InfoPrint 1872 Model	1	[*]	[*]

4887-dn1	1769	06/30/10	[*]	$154.13	641	21.4	[*]
4887-dn1	1769	06/18/10	[*]	$154.13	653	21.8	[*]
4887-dn1	1769	07/09/10	[*]	$154.13	632	21.1	[*]
4887-dn1	1769	06/30/10	[*]	$154.13	641	21.4	[*]
4887-dn1	1769	07/08/10	[*]	$154.13	633	21.1	[*]
4887-dn1	1769	07/07/10	[*]	$154.13	634	21.1	[*]
4887-dn1	1769	07/08/10	[*]	$154.13	633	21.1	[*]
4887-dn1	1769	07/12/10	[*]	$154.13	629	21.0	[*]
4887-dn1	1769	07/13/10	[*]	$154.13	628	20.9	[*]
4887-dn1	1769	06/30/10	[*]	$154.13	641	21.4	[*]
4887-dn1	1769	07/08/10	[*]	$154.13	633	21.1	[*]
4887-dn1	1769	06/30/10	[*]	$154.13	641	21.4	[*]
4989-dn1	1826	07/23/10	[*]	$10.97	618	20.6	[*]
4989-dn1	1826	07/20/10	[*]	$10.97	621	20.7	[*]
4989-dn1	1826	07/26/10	[*]	$10.97	615	20.5	[*]
4570-n11	1940	07/23/10	[*]	$17.23	618	20.6	[*]
4570-n11	1940	07/21/10	[*]	$17.23	620	20.7	[*]
4570-n11	1940	07/23/10	[*]	$17.23	618	20.6	[*]
4570-n11	1940	07/21/10	[*]	$17.23	620	20.7	[*]
4570-n11	1940	07/23/10	[*]	$17.23	618	20.6	[*]
4570-n11	1940	07/22/10	[*]	$17.23	619	20.6	[*]
4937-DN01	1764	07/14/10	[*]	$54.83	627	20.9	[*]
4937-DN01	1764	07/14/10	[*]	$54.83	627	20.9	[*]
4937-DN01	1764	07/13/10	[*]	$54.83	628	20.9	[*]
4937-DN01	1764	07/13/10	[*]	$54.83	628	20.9	[*]
4937-DN01	1764	07/20/10	[*]	$54.83	621	20.7	[*]
4937-DN01	1764	07/21/10	[*]	$54.83	620	20.7	[*]
4937-DN01	1764	07/14/10	[*]	$54.83	627	20.9	[*]
4937-dn01	1764	06/24/10	[*]	$54.83	647	21.6	[*]
4937-DN01	1764	07/19/10	[*]	$54.83	622	20.7	[*]
4937-DN01	1764	07/26/10	[*]	$54.83	615	20.5	[*]
4937-DN01	1764	07/13/10	[*]	$54.83	628	20.9	[*]
4937-DN01	1764	07/26/10	[*]	$54.83	615	20.5	[*]
4937-DN01	1764	07/22/10	[*]	$54.83	619	20.6	[*]
4937-DN01	1764	07/26/10	[*]	$54.83	615	20.5	[*]
4937-DN01	1764	07/19/10	[*]	$54.83	622	20.7	[*]
4937-DN01	1764	07/21/10	[*]	$54.83	620	20.7	[*]
4937-DN01	1764	07/22/10	[*]	$54.83	619	20.6	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/20/10	[*]	$18.02	621	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/20/10	[*]	$18.02	621	20.7	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]

US	INSTALLED	793V185	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793V19B	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z1RC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z1T1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z228	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z25B	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z28W	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2CP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940ZZ7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940ZZ8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940ZZC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940ZZT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410K9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410M9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	35P21Z7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT6B	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793V17P	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WNW0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793WP6T	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793YD43	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z1R8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z1RG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z268	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z27D	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2BB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2DT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2F1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940ZV1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410CD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410WK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410WX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HR8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HRG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HRK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HRP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HRT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HTB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HTK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HTM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HTT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HV3	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HV5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HVY	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HVZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HWD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HWT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HX6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HX9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K1G	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K3C	InfoPrint 1872 Model	1	[*]	[*]

4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/20/10	[*]	$18.02	621	20.7	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/20/10	[*]	$18.02	621	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/26/10	[*]	$18.02	615	20.5	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/20/10	[*]	$18.02	621	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/20/10	[*]	$18.02	621	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/20/10	[*]	$18.02	621	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4553-d01	1872	07/26/10	[*]	$18.02	615	20.5	[*]
4553-d01	1872	07/26/10	[*]	$18.02	615	20.5	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]

US	INSTALLED	7945K49	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K4N	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K5N	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K5X	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K68	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K69	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K6V	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K78	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K79	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K7M	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K7N	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K7R	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K7Y	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K80	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K81	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K84	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K8G	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K8L	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K8R	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K90	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K9B	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KB8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KBV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KC8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KCV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945N5C	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	79427W3	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	0213361	InfoPrint 1769 MFP	1	[*]	[*]
US	INSTALLED	0213440	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213546	InfoPrint 1769 MFP	1	[*]	[*]
US	INSTALLED	0213694	InfoPrint 1769 MFP	1	[*]	[*]
US	INSTALLED	94F07W2	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZM7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZMB	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZPZ	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZT4	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZWR	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	‘94F22MP	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22N7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22NV	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22P6	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22PH	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22PK	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22R2	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22T1	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22TN	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22V7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22VB	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22VW	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22VX	InfoPrint Color 1826 MFP	1	[*]	[*]

4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4553-d01	1872	07/26/10	[*]	$18.02	615	20.5	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/22/10	[*]	$18.02	619	20.6	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4567-dn1	1870	07/26/10	[*]	$35.94	615	20.5	[*]
4568-fd1	1880	07/22/10	[*]	$50.13	619	20.6	[*]
4886-dn1	1769	07/21/10	[*]	$154.13	620	20.7	[*]
4887-dn1	1769	07/21/10	[*]	$154.13	620	20.7	[*]
4886-dn1	1769	07/19/10	[*]	$154.13	622	20.7	[*]
4886-dn1	1769	07/26/10	[*]	$154.13	615	20.5	[*]
4989-dn1	1826	08/09/10	[*]	$10.97	601	20.0	[*]
4989-dn1	1826	08/06/10	[*]	$10.97	604	20.1	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/09/10	[*]	$10.97	601	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/03/10	[*]	$10.97	607	20.2	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/16/10	[*]	$10.97	594	19.8	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/16/10	[*]	$10.97	594	19.8	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]

US	INSTALLED	94F22W0	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A04VF	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A059L	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A05BY	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A08LR	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0LYF	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M1B	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M1R	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M2M	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M3N	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0TWL	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0TXB	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0TZM	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0V22	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0V2W	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V64	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V66	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98B0N18	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0N1Z	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P180Y	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P183Y	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MB4	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MC1	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MC2	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20H5	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20HK	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20KB	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21V7	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21Y8	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21YD	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21YG	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P243K	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940X4ZV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6HN	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKXM	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X1TH	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X269	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X2YZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X303	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X304	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X30T	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X30V	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X318	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3MX	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3P4	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4WB	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4WH	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4WM	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4WT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4WY	InfoPrint Color 1764	1	[*]	[*]

4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/12/10	[*]	$10.97	598	19.9	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/09/10	[*]	$10.97	601	20.0	[*]
4989-dn1	1826	07/28/10	[*]	$10.97	613	20.4	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	07/30/10	[*]	$10.97	611	20.4	[*]
4570-n11	1940	08/13/10	[*]	$17.23	597	19.9	[*]
4570-n11	1940	08/16/10	[*]	$17.23	594	19.8	[*]
4570-n11	1940	07/28/10	[*]	$17.23	613	20.4	[*]
4570-n11	1940	08/12/10	[*]	$17.23	598	19.9	[*]
4570-n11	1940	08/09/10	[*]	$17.23	601	20.0	[*]
4570-n11	1940	08/19/10	[*]	$17.23	591	19.7	[*]
4570-n11	1940	08/12/10	[*]	$17.23	598	19.9	[*]
4570-n11	1940	07/27/10	[*]	$17.23	614	20.5	[*]
4570-n11	1940	08/10/10	[*]	$17.23	600	20.0	[*]
4570-n11	1940	08/06/10	[*]	$17.23	604	20.1	[*]
4570-n11	1940	08/13/10	[*]	$17.23	597	19.9	[*]
4570-n11	1940	08/13/10	[*]	$17.23	597	19.9	[*]
4570-n11	1940	08/06/10	[*]	$17.23	604	20.1	[*]
4937-DN01	1764	08/12/10	[*]	$54.83	598	19.9	[*]
4937-DN01	1764	08/18/10	[*]	$54.83	592	19.7	[*]
4937-dn01	1764	08/09/10	[*]	$54.83	601	20.0	[*]
4937-dn01	1764	08/19/10	[*]	$54.83	591	19.7	[*]
4937-DN01	1764	08/09/10	[*]	$54.83	601	20.0	[*]
4937-DN01	1764	08/06/10	[*]	$54.83	604	20.1	[*]
4937-DN01	1764	08/18/10	[*]	$54.83	592	19.7	[*]
4937-DN01	1764	07/27/10	[*]	$54.83	614	20.5	[*]
4937-DN01	1764	07/29/10	[*]	$54.83	612	20.4	[*]
4937-DN01	1764	08/09/10	[*]	$54.83	601	20.0	[*]
4937-DN01	1764	08/02/10	[*]	$54.83	608	20.3	[*]
4937-DN01	1764	08/11/10	[*]	$54.83	599	20.0	[*]
4937-DN01	1764	07/29/10	[*]	$54.83	612	20.4	[*]
4937-DN01	1764	08/03/10	[*]	$54.83	607	20.2	[*]
4937-DN01	1764	08/13/10	[*]	$54.83	597	19.9	[*]
4937-DN01	1764	08/13/10	[*]	$54.83	597	19.9	[*]
4937-DN01	1764	08/06/10	[*]	$54.83	604	20.1	[*]
4937-DN01	1764	08/10/10	[*]	$54.83	600	20.0	[*]

US	INSTALLED	940X4XP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4YD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4YM	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4YY	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4ZD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4ZH	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X51Y	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X52N	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X559	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X57H	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X582	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5B4	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5BF	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5BW	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5CB	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5FC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X643	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6HT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6HW	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6M8	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6N1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6NM	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6NP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6R7	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6RG	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	793V17X	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NT84	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VC7R	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z274	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794108K	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HPB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HPG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HPK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HPR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HR5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HRM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HRX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HRY	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HT0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HVD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HVR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HVX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HW4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HWM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HX7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HX8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HXM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HXX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HY0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HY5	InfoPrint 1872 Model	1	[*]	[*]

4937-DN01	1764	07/29/10	[*]	$54.83	612	20.4	[*]
4937-DN01	1764	08/13/10	[*]	$54.83	597	19.9	[*]
4937-DN01	1764	07/27/10	[*]	$54.83	614	20.5	[*]
4937-DN01	1764	08/11/10	[*]	$54.83	599	20.0	[*]
4937-DN01	1764	07/27/10	[*]	$54.83	614	20.5	[*]
4937-DN01	1764	08/13/10	[*]	$54.83	597	19.9	[*]
4937-DN01	1764	08/18/10	[*]	$54.83	592	19.7	[*]
4937-DN01	1764	08/02/10	[*]	$54.83	608	20.3	[*]
4937-DN01	1764	07/29/10	[*]	$54.83	612	20.4	[*]
4937-DN01	1764	08/11/10	[*]	$54.83	599	20.0	[*]
4937-DN01	1764	08/11/10	[*]	$54.83	599	20.0	[*]
4937-DN01	1764	07/29/10	[*]	$54.83	612	20.4	[*]
4937-DN01	1764	08/11/10	[*]	$54.83	599	20.0	[*]
4937-DN01	1764	08/11/10	[*]	$54.83	599	20.0	[*]
4937-DN01	1764	08/13/10	[*]	$54.83	597	19.9	[*]
4937-DN01	1764	08/11/10	[*]	$54.83	599	20.0	[*]
4937-DN01	1764	08/17/10	[*]	$54.83	593	19.8	[*]
4937-DN01	1764	08/12/10	[*]	$54.83	598	19.9	[*]
4937-DN01	1764	08/12/10	[*]	$54.83	598	19.9	[*]
4937-DN01	1764	08/12/10	[*]	$54.83	598	19.9	[*]
4937-DN01	1764	08/20/10	[*]	$54.83	590	19.7	[*]
4937-DN01	1764	08/12/10	[*]	$54.83	598	19.9	[*]
4937-DN01	1764	08/12/10	[*]	$54.83	598	19.9	[*]
4937-DN01	1764	08/16/10	[*]	$54.83	594	19.8	[*]
4937-DN01	1764	08/12/10	[*]	$54.83	598	19.9	[*]
4553-d01	1872	08/04/10	[*]	$18.02	606	20.2	[*]
4553-d01	1872	08/18/10	[*]	$18.02	592	19.7	[*]
4553-d01	1872	08/13/10	[*]	$18.02	597	19.9	[*]
4553-d01	1872	07/28/10	[*]	$18.02	613	20.4	[*]
4553-d01	1872	07/28/10	[*]	$18.02	613	20.4	[*]
4553-d01	1872	07/27/10	[*]	$18.02	614	20.5	[*]
4553-d01	1872	07/28/10	[*]	$18.02	613	20.4	[*]
4553-d01	1872	07/30/10	[*]	$18.02	611	20.4	[*]
4553-d01	1872	08/02/10	[*]	$18.02	608	20.3	[*]
4553-d01	1872	08/03/10	[*]	$18.02	607	20.2	[*]
4553-d01	1872	08/03/10	[*]	$18.02	607	20.2	[*]
4553-d01	1872	08/02/10	[*]	$18.02	608	20.3	[*]
4553-d01	1872	07/27/10	[*]	$18.02	614	20.5	[*]
4553-d01	1872	08/03/10	[*]	$18.02	607	20.2	[*]
4553-d01	1872	08/02/10	[*]	$18.02	608	20.3	[*]
4553-d01	1872	07/29/10	[*]	$18.02	612	20.4	[*]
4553-d01	1872	07/29/10	[*]	$18.02	612	20.4	[*]
4553-d01	1872	07/28/10	[*]	$18.02	613	20.4	[*]
4553-d01	1872	08/02/10	[*]	$18.02	608	20.3	[*]
4553-d01	1872	07/28/10	[*]	$18.02	613	20.4	[*]
4553-d01	1872	07/27/10	[*]	$18.02	614	20.5	[*]
4553-d01	1872	07/27/10	[*]	$18.02	614	20.5	[*]
4553-d01	1872	07/27/10	[*]	$18.02	614	20.5	[*]
4553-d01	1872	07/27/10	[*]	$18.02	614	20.5	[*]
4553-d01	1872	07/30/10	[*]	$18.02	611	20.4	[*]

US	INSTALLED	7945K6Y	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K88	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K8M	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K8P	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K98	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K99	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KCD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KD0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KD6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WB4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WCG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WD5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WDD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WDT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WFL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WFT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WGB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WHN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WMF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WNC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WRR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WTB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WTG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79466V6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79466WC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79466WT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79466XH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946WZT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946WZY	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946X0L	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473L6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473M1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793MMZC	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN06	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN3L	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN41	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN5D	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN88	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N8NR	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N8P1	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N8R6	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N8TF	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	7945N96	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793V0WZ	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793Z42H	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793ZNHP	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7941R00	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	79427VD	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2402165	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402169	InfoPrint 1988 MFP	1	[*]	[*]

4553-d01	1872	08/19/10	[*]	$18.02	591	19.7	[*]
4553-d01	1872	08/19/10	[*]	$18.02	591	19.7	[*]
4553-d01	1872	08/02/10	[*]	$18.02	608	20.3	[*]
4553-d01	1872	08/03/10	[*]	$18.02	607	20.2	[*]
4553-d01	1872	08/03/10	[*]	$18.02	607	20.2	[*]
4553-d01	1872	08/09/10	[*]	$18.02	601	20.0	[*]
4553-d01	1872	08/19/10	[*]	$18.02	591	19.7	[*]
4553-d01	1872	07/29/10	[*]	$18.02	612	20.4	[*]
4553-d01	1872	08/19/10	[*]	$18.02	591	19.7	[*]
4553-d01	1872	08/18/10	[*]	$18.02	592	19.7	[*]
4553-d01	1872	08/18/10	[*]	$18.02	592	19.7	[*]
4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/18/10	[*]	$18.02	592	19.7	[*]
4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/18/10	[*]	$18.02	592	19.7	[*]
4553-d01	1872	08/18/10	[*]	$18.02	592	19.7	[*]
4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/18/10	[*]	$18.02	592	19.7	[*]
4553-d01	1872	08/18/10	[*]	$18.02	592	19.7	[*]
4553-d01	1872	08/13/10	[*]	$18.02	597	19.9	[*]
4553-d01	1872	08/18/10	[*]	$18.02	592	19.7	[*]
4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/16/10	[*]	$18.02	594	19.8	[*]
4553-d01	1872	08/16/10	[*]	$18.02	594	19.8	[*]
4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/18/10	[*]	$18.02	592	19.7	[*]
4553-d01	1872	08/18/10	[*]	$18.02	592	19.7	[*]
4553-d01	1872	08/09/10	[*]	$18.02	601	20.0	[*]
4567-dn1	1870	08/12/10	[*]	$35.94	598	19.9	[*]
4567-dn1	1870	08/13/10	[*]	$35.94	597	19.9	[*]
4567-dn1	1870	08/12/10	[*]	$35.94	598	19.9	[*]
4567-dn1	1870	08/12/10	[*]	$35.94	598	19.9	[*]
4567-dn1	1870	08/11/10	[*]	$35.94	599	20.0	[*]
4567-dn1	1870	08/09/10	[*]	$35.94	601	20.0	[*]
4567-dn1	1870	08/09/10	[*]	$35.94	601	20.0	[*]
4567-dn1	1870	08/17/10	[*]	$35.94	593	19.8	[*]
4567-dn1	1870	08/06/10	[*]	$35.94	604	20.1	[*]
4567-dn1	1870	08/09/10	[*]	$35.94	601	20.0	[*]
4567-dn1	1870	08/09/10	[*]	$35.94	601	20.0	[*]
4568-fd1	1880	08/19/10	[*]	$50.13	591	19.7	[*]
4568-fd1	1880	08/17/10	[*]	$50.13	593	19.8	[*]
4568-fd1	1880	08/20/10	[*]	$50.13	590	19.7	[*]
4568-fd1	1880	08/17/10	[*]	$50.13	593	19.8	[*]
4568-fd1	1880	07/30/10	[*]	$50.13	611	20.4	[*]
4859-t01	1988	08/09/10	[*]	$133.17	601	20.0	[*]
4859-t01	1988	07/27/10	[*]	$133.17	614	20.5	[*]

US	INSTALLED	2402196	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402202	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402204	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402222	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402421	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402542	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402561	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402778	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402788	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0212983	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213151	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213168	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213348	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213355	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213370	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213375	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213402	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213414	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213432	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213463	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213513	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213521	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213652	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213680	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213696	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	94F07VP	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F07W7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZMY	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZPP	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZZ6	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22PB	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22PZ	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22R7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P17MG	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940X6RV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6RZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWZK	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYTD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X2YN	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X2Z1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X655	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X671	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6HP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6HV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6M6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6M9	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6P2	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6PP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6R0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X6RD	InfoPrint Color 1764	1	[*]	[*]

4859-t01	1988	07/27/10	[*]	$133.17	614	20.5	[*]
4859-t01	1988	08/13/10	[*]	$133.17	597	19.9	[*]
4859-t01	1988	08/10/10	[*]	$133.17	600	20.0	[*]
4859-t01	1988	08/06/10	[*]	$133.17	604	20.1	[*]
4859-t01	1988	08/17/10	[*]	$133.17	593	19.8	[*]
4859-t01	1988	08/13/10	[*]	$133.17	597	19.9	[*]
4859-t01	1988	08/17/10	[*]	$133.17	593	19.8	[*]
4859-t01	1988	08/02/10	[*]	$133.17	608	20.3	[*]
4859-t01	1988	08/12/10	[*]	$133.17	598	19.9	[*]
4887-dn1	1759	08/13/10	[*]	$129.47	597	19.9	[*]
4887-dn1	1769	08/06/10	[*]	$154.13	604	20.1	[*]
4887-dn1	1769	08/19/10	[*]	$154.13	591	19.7	[*]
4887-dn1	1769	08/11/10	[*]	$154.13	599	20.0	[*]
4887-dn1	1769	08/09/10	[*]	$154.13	601	20.0	[*]
4887-dn1	1769	08/12/10	[*]	$154.13	598	19.9	[*]
4887-dn1	1769	08/12/10	[*]	$154.13	598	19.9	[*]
4887-dn1	1769	08/16/10	[*]	$154.13	594	19.8	[*]
4887-dn1	1769	08/17/10	[*]	$154.13	593	19.8	[*]
4887-dn1	1769	08/17/10	[*]	$154.13	593	19.8	[*]
4887-dn1	1769	08/16/10	[*]	$154.13	594	19.8	[*]
4887-dn1	1769	08/03/10	[*]	$154.13	607	20.2	[*]
4887-dn1	1769	08/16/10	[*]	$154.13	594	19.8	[*]
4887-dn1	1769	08/03/10	[*]	$154.13	607	20.2	[*]
4887-dn1	1769	08/09/10	[*]	$154.13	601	20.0	[*]
4887-dn1	1769	08/10/10	[*]	$154.13	600	20.0	[*]
4989-dn1	1826	08/24/10	[*]	$10.97	586	19.5	[*]
4989-dn1	1826	08/24/10	[*]	$10.97	586	19.5	[*]
4989-dn1	1826	08/24/10	[*]	$10.97	586	19.5	[*]
4989-dn1	1826	08/25/10	[*]	$10.97	585	19.5	[*]
4989-dn1	1826	08/23/10	[*]	$10.97	587	19.6	[*]
4989-dn1	1826	08/27/10	[*]	$10.97	583	19.4	[*]
4989-dn1	1826	08/27/10	[*]	$10.97	583	19.4	[*]
4989-dn1	1826	08/27/10	[*]	$10.97	583	19.4	[*]
4570-n11	1940	08/26/10	[*]	$17.23	584	19.5	[*]
4937-DN01	1764	08/23/10	[*]	$54.83	587	19.6	[*]
4937-DN01	1764	08/24/10	[*]	$54.83	586	19.5	[*]
4937-dn01	1764	08/23/10	[*]	$54.83	587	19.6	[*]
4937-dn01	1764	05/30/10	[*]	$54.83	672	22.4	[*]
4937-dn01	1764	08/25/10	[*]	$54.83	585	19.5	[*]
4937-DN01	1764	08/23/10	[*]	$54.83	587	19.6	[*]
4937-DN01	1764	08/23/10	[*]	$54.83	587	19.6	[*]
4937-DN01	1764	08/25/10	[*]	$54.83	585	19.5	[*]
4937-DN01	1764	08/25/10	[*]	$54.83	585	19.5	[*]
4937-DN01	1764	08/23/10	[*]	$54.83	587	19.6	[*]
4937-DN01	1764	08/24/10	[*]	$54.83	586	19.5	[*]
4937-DN01	1764	08/24/10	[*]	$54.83	586	19.5	[*]
4937-DN01	1764	08/23/10	[*]	$54.83	587	19.6	[*]
4937-DN01	1764	08/26/10	[*]	$54.83	584	19.5	[*]
4937-DN01	1764	08/25/10	[*]	$54.83	585	19.5	[*]
4937-DN01	1764	08/25/10	[*]	$54.83	585	19.5	[*]

US	INSTALLED	7945HRN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K6M	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K7V	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K9C	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KCW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KDP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945L0Y	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WDG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WDW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WFP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WG0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WGV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WGZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WLN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793MMX8	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MMXN	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MMXY	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN65	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN8W	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793NTZ7	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793NV92	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793NV9B	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793V0V6	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793V0WL	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793V0WY	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793VG2G	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793VG7T	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793Z430	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	79427XN	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	79485CW	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	0213147	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213259	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213325	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213363	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213523	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213530	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213541	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213547	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	98B0N3W	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22MY	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22N5	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0N21	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZR9	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	98A04V3	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0LYN	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	98A058X	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZP0	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	35P1MGC	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1ML5	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MB7	InfoPrint 1940 MFP	1	[*]	[*]

4553-d01	1872	08/27/10	[*]	$18.02	583	19.4	[*]
4553-d01	1872	08/23/10	[*]	$18.02	587	19.6	[*]
4553-d01	1872	08/27/10	[*]	$18.02	583	19.4	[*]
4553-d01	1872	08/26/10	[*]	$18.02	584	19.5	[*]
4553-d01	1872	08/27/10	[*]	$18.02	583	19.4	[*]
4553-d01	1872	08/26/10	[*]	$18.02	584	19.5	[*]
4553-d01	1872	08/25/10	[*]	$18.02	585	19.5	[*]
4553-d01	1872	08/25/10	[*]	$18.02	585	19.5	[*]
4553-d01	1872	08/24/10	[*]	$18.02	586	19.5	[*]
4553-d01	1872	08/27/10	[*]	$18.02	583	19.4	[*]
4553-d01	1872	08/25/10	[*]	$18.02	585	19.5	[*]
4553-d01	1872	08/24/10	[*]	$18.02	586	19.5	[*]
4553-d01	1872	08/26/10	[*]	$18.02	584	19.5	[*]
4553-d01	1872	08/23/10	[*]	$18.02	587	19.6	[*]
4567-dn1	1870	08/23/10	[*]	$35.94	587	19.6	[*]
4567-dn1	1870	08/23/10	[*]	$35.94	587	19.6	[*]
4567-dn1	1870	08/26/10	[*]	$35.94	584	19.5	[*]
4567-dn1	1870	08/27/10	[*]	$35.94	583	19.4	[*]
4567-dn1	1870	08/24/10	[*]	$35.94	586	19.5	[*]
4568-fd1	1880	08/25/10	[*]	$50.13	585	19.5	[*]
4568-fd1	1880	08/26/10	[*]	$50.13	584	19.5	[*]
4568-fd1	1880	08/25/10	[*]	$50.13	585	19.5	[*]
4568-fd1	1880	08/26/10	[*]	$50.13	584	19.5	[*]
4568-fd1	1880	08/27/10	[*]	$50.13	583	19.4	[*]
4568-fd1	1880	08/26/10	[*]	$50.13	584	19.5	[*]
4568-fd1	1880	08/24/10	[*]	$50.13	586	19.5	[*]
4568-fd1	1880	08/27/10	[*]	$50.13	583	19.4	[*]
4568-fd1	1880	08/23/10	[*]	$50.13	587	19.6	[*]
4568-fd1	1880	08/24/10	[*]	$50.13	586	19.5	[*]
4568-fd1	1880	08/24/10	[*]	$50.13	586	19.5	[*]
4887-dn1	1769	08/26/10	[*]	$154.13	584	19.5	[*]
4887-dn1	1769	08/24/10	[*]	$154.13	586	19.5	[*]
4887-dn1	1769	08/23/10	[*]	$154.13	587	19.6	[*]
4887-dn1	1769	08/26/10	[*]	$154.13	584	19.5	[*]
4887-dn1	1769	08/25/10	[*]	$154.13	585	19.5	[*]
4887-dn1	1769	08/24/10	[*]	$154.13	586	19.5	[*]
4887-dn1	1769	08/25/10	[*]	$154.13	585	19.5	[*]
4887-dn1	1769	08/24/10	[*]	$154.13	586	19.5	[*]
4989-dn1	1826	09/09/10	[*]	$10.97	570	19.0	[*]
4989-dn1	1826	08/30/10	[*]	$10.97	580	19.3	[*]
4989-dn1	1826	08/30/10	[*]	$10.97	580	19.3	[*]
4989-dn1	1826	09/01/10	[*]	$10.97	578	19.3	[*]
4989-dn1	1826	09/07/10	[*]	$10.97	572	19.1	[*]
4989-dn1	1826	09/09/10	[*]	$10.97	570	19.0	[*]
4989-dn1	1826	09/09/10	[*]	$10.97	570	19.0	[*]
4989-dn1	1826	09/10/10	[*]	$10.97	569	19.0	[*]
4989-dn1	1826	09/10/10	[*]	$10.97	569	19.0	[*]
4570-n11	1940	09/07/10	[*]	$17.23	572	19.1	[*]
4570-n11	1940	09/07/10	[*]	$17.23	572	19.1	[*]
4570-n11	1940	09/07/10	[*]	$17.23	572	19.1	[*]

US	INSTALLED	35P1MBG	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MLG	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MLT	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MLZ	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MFN	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MLP	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940X5FY	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5DB	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5G5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4ZW	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5HF	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5XH	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3MP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5DD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X51V	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X59T	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5F3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4Z2	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5G3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X509	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5D3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5KP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5K9	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X52W	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5H6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X562	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5D1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5X3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5DH	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5B3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5KV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X52P	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5BG	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4YP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5FK	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X520	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X52G	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X52R	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5GV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5H8	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5K1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5HC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5GY	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5D6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X57R	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5C4	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5HD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X63Z	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5HH	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5GZ	InfoPrint Color 1764	1	[*]	[*]

4570-n11	1940	09/08/10	[*]	$17.23	571	19.0	[*]
4570-n11	1940	09/08/10	[*]	$17.23	571	19.0	[*]
4570-n11	1940	09/08/10	[*]	$17.23	571	19.0	[*]
4570-n11	1940	09/09/10	[*]	$17.23	570	19.0	[*]
4570-n11	1940	09/10/10	[*]	$17.23	569	19.0	[*]
4570-n11	1940	09/10/10	[*]	$17.23	569	19.0	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	08/31/10	[*]	$54.83	579	19.3	[*]
4937-DN01	1764	09/01/10	[*]	$54.83	578	19.3	[*]
4937-DN01	1764	09/01/10	[*]	$54.83	578	19.3	[*]
4937-DN01	1764	09/01/10	[*]	$54.83	578	19.3	[*]
4937-DN01	1764	09/01/10	[*]	$54.83	578	19.3	[*]
4937-DN01	1764	09/01/10	[*]	$54.83	578	19.3	[*]
4937-DN01	1764	09/01/10	[*]	$54.83	578	19.3	[*]
4937-DN01	1764	09/02/10	[*]	$54.83	577	19.2	[*]
4937-DN01	1764	09/02/10	[*]	$54.83	577	19.2	[*]
4937-DN01	1764	09/02/10	[*]	$54.83	577	19.2	[*]
4937-DN01	1764	09/02/10	[*]	$54.83	577	19.2	[*]
4937-DN01	1764	09/02/10	[*]	$54.83	577	19.2	[*]
4937-DN01	1764	09/03/10	[*]	$54.83	576	19.2	[*]
4937-DN01	1764	09/04/10	[*]	$54.83	575	19.2	[*]
4937-DN01	1764	09/07/10	[*]	$54.83	572	19.1	[*]
4937-DN01	1764	09/07/10	[*]	$54.83	572	19.1	[*]
4937-DN01	1764	09/07/10	[*]	$54.83	572	19.1	[*]
4937-DN01	1764	09/08/10	[*]	$54.83	571	19.0	[*]
4937-DN01	1764	09/08/10	[*]	$54.83	571	19.0	[*]
4937-DN01	1764	09/08/10	[*]	$54.83	571	19.0	[*]
4937-DN01	1764	09/08/10	[*]	$54.83	571	19.0	[*]
4937-DN01	1764	09/08/10	[*]	$54.83	571	19.0	[*]
4937-DN01	1764	09/08/10	[*]	$54.83	571	19.0	[*]
4937-DN01	1764	09/09/10	[*]	$54.83	570	19.0	[*]
4937-DN01	1764	09/09/10	[*]	$54.83	570	19.0	[*]
4937-DN01	1764	09/09/10	[*]	$54.83	570	19.0	[*]
4937-DN01	1764	09/09/10	[*]	$54.83	570	19.0	[*]
4937-DN01	1764	09/09/10	[*]	$54.83	570	19.0	[*]
4937-DN01	1764	09/13/10	[*]	$54.83	566	18.9	[*]

US	INSTALLED	7945K94	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WTH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HRF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K9D	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WFV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K7F	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K8X	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K97	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K8Z	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WK9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KYW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WKN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WL7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946X2C	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946WRG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K77	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WLG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WLT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79466XB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HXL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946WZL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WKH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WH2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946WZ4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WFK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946XBN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WK2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WH4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WTN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HTD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WG2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946X1F	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946X2H	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WP1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WT3	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WHX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WH1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793MMXP	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MMYT	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MMZ0	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN03	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN8M	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN6W	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MMZ2	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MMX7	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793V0Y1	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793V0RH	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793W33B	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793V0TH	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793W31G	InfoPrint 1880 MFP	1	[*]	[*]

4553-d01	1872	08/30/10	[*]	$18.02	580	19.3	[*]
4553-d01	1872	08/30/10	[*]	$18.02	580	19.3	[*]
4553-d01	1872	08/30/10	[*]	$18.02	580	19.3	[*]
4553-d01	1872	08/30/10	[*]	$18.02	580	19.3	[*]
4553-d01	1872	08/30/10	[*]	$18.02	580	19.3	[*]
4553-d01	1872	08/30/10	[*]	$18.02	580	19.3	[*]
4553-d01	1872	08/30/10	[*]	$18.02	580	19.3	[*]
4553-d01	1872	08/30/10	[*]	$18.02	580	19.3	[*]
4553-d01	1872	08/30/10	[*]	$18.02	580	19.3	[*]
4553-d01	1872	09/01/10	[*]	$18.02	578	19.3	[*]
4553-d01	1872	09/01/10	[*]	$18.02	578	19.3	[*]
4553-d01	1872	09/02/10	[*]	$18.02	577	19.2	[*]
4553-d01	1872	09/02/10	[*]	$18.02	577	19.2	[*]
4553-d01	1872	09/02/10	[*]	$18.02	577	19.2	[*]
4553-d01	1872	09/02/10	[*]	$18.02	577	19.2	[*]
4553-d01	1872	09/03/10	[*]	$18.02	576	19.2	[*]
4553-d01	1872	09/03/10	[*]	$18.02	576	19.2	[*]
4553-d01	1872	09/03/10	[*]	$18.02	576	19.2	[*]
4553-d01	1872	09/03/10	[*]	$18.02	576	19.2	[*]
4553-d01	1872	09/03/10	[*]	$18.02	576	19.2	[*]
4553-d01	1872	09/07/10	[*]	$18.02	572	19.1	[*]
4553-d01	1872	09/07/10	[*]	$18.02	572	19.1	[*]
4553-d01	1872	09/07/10	[*]	$18.02	572	19.1	[*]
4553-d01	1872	09/07/10	[*]	$18.02	572	19.1	[*]
4553-d01	1872	09/07/10	[*]	$18.02	572	19.1	[*]
4553-d01	1872	09/08/10	[*]	$18.02	571	19.0	[*]
4553-d01	1872	09/08/10	[*]	$18.02	571	19.0	[*]
4553-d01	1872	09/09/10	[*]	$18.02	570	19.0	[*]
4553-d01	1872	09/09/10	[*]	$18.02	570	19.0	[*]
4553-d01	1872	09/09/10	[*]	$18.02	570	19.0	[*]
4553-d01	1872	09/09/10	[*]	$18.02	570	19.0	[*]
4553-d01	1872	09/09/10	[*]	$18.02	570	19.0	[*]
4553-d01	1872	09/09/10	[*]	$18.02	570	19.0	[*]
4553-d01	1872	09/09/10	[*]	$18.02	570	19.0	[*]
4553-d01	1872	09/09/10	[*]	$18.02	570	19.0	[*]
4553-d01	1872	09/09/10	[*]	$18.02	570	19.0	[*]
4553-d01	1872	09/10/10	[*]	$18.02	569	19.0	[*]
4567-dn1	1870	08/30/10	[*]	$35.94	580	19.3	[*]
4567-dn1	1870	08/30/10	[*]	$35.94	580	19.3	[*]
4567-dn1	1870	08/30/10	[*]	$35.94	580	19.3	[*]
4567-dn1	1870	09/01/10	[*]	$35.94	578	19.3	[*]
4567-dn1	1870	09/01/10	[*]	$35.94	578	19.3	[*]
4567-dn1	1870	09/02/10	[*]	$35.94	577	19.2	[*]
4567-dn1	1870	09/08/10	[*]	$35.94	571	19.0	[*]
4567-dn1	1870	09/10/10	[*]	$35.94	569	19.0	[*]
4568-fd1	1880	08/30/10	[*]	$50.13	580	19.3	[*]
4568-fd1	1880	08/30/10	[*]	$50.13	580	19.3	[*]
4568-fd1	1880	08/30/10	[*]	$50.13	580	19.3	[*]
4568-fd1	1880	09/02/10	[*]	$50.13	577	19.2	[*]
4568-fd1	1880	09/02/10	[*]	$50.13	577	19.2	[*]

US	INSTALLED	793WNFL	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7941R0M	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7941PZ6	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793W349	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7942G9Z	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7941PY3	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7941R01	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793X16C	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7942G97	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7942GB3	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7941PZL	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793W31R	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2402209	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402604	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402675	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402170	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0213412	InfoPrint 1769 Color MFP	1	[*]	[*]
US	INSTALLED	0213252	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213171	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213430	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213720	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213536	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213661	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213655	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213335	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	98B0N1D	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	94F02P3	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FBX	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F52	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98ADM2L	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FB5	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FD5	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F9X	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F53	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F84	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P1C9P	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1CKV	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940X59X	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5H2	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5K3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5HB	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5HV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5Z1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5C5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5GP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4YR	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5GN	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5HT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5G6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5ZP	InfoPrint Color 1764	1	[*]	[*]

4568-fd1	1880	09/02/10	[*]	$50.13	577	19.2	[*]
4568-fd1	1880	09/02/10	[*]	$50.13	577	19.2	[*]
4568-fd1	1880	09/02/10	[*]	$50.13	577	19.2	[*]
4568-fd1	1880	09/03/10	[*]	$50.13	576	19.2	[*]
4568-fd1	1880	09/03/10	[*]	$50.13	576	19.2	[*]
4568-fd1	1880	09/03/10	[*]	$50.13	576	19.2	[*]
4568-fd1	1880	09/03/10	[*]	$50.13	576	19.2	[*]
4568-fd1	1880	09/07/10	[*]	$50.13	572	19.1	[*]
4568-fd1	1880	09/07/10	[*]	$50.13	572	19.1	[*]
4568-fd1	1880	09/07/10	[*]	$50.13	572	19.1	[*]
4568-fd1	1880	09/07/10	[*]	$50.13	572	19.1	[*]
4568-fd1	1880	09/10/10	[*]	$50.13	569	19.0	[*]
4859-t01	1988	09/01/10	[*]	$133.17	578	19.3	[*]
4859-t01	1988	09/01/10	[*]	$133.17	578	19.3	[*]
4859-t01	1988	09/08/10	[*]	$133.17	571	19.0	[*]
4859-t01	1988	09/09/10	[*]	$133.17	570	19.0	[*]
4887-dn1	1769	08/30/10	[*]	$154.13	580	19.3	[*]
4887-dn1	1769	09/02/10	[*]	$154.13	577	19.2	[*]
4887-dn1	1769	09/03/10	[*]	$154.13	576	19.2	[*]
4887-dn1	1769	09/03/10	[*]	$154.13	576	19.2	[*]
4887-dn1	1769	09/07/10	[*]	$154.13	572	19.1	[*]
4887-dn1	1769	09/09/10	[*]	$154.13	570	19.0	[*]
4887-dn1	1769	09/10/10	[*]	$154.13	569	19.0	[*]
4887-dn1	1769	09/10/10	[*]	$154.13	569	19.0	[*]
4887-dn1	1769	09/10/10	[*]	$154.13	569	19.0	[*]
4989-dn1	1826	09/21/10	[*]	$10.97	558	18.6	[*]
4989-dn1	1826	09/21/10	[*]	$10.97	558	18.6	[*]
4989-dn1	1826	09/21/10	[*]	$10.97	558	18.6	[*]
4989-dn1	1826	09/21/10	[*]	$10.97	558	18.6	[*]
4989-dn1	1826	09/21/10	[*]	$10.97	558	18.6	[*]
4989-dn1	1826	09/24/10	[*]	$10.97	555	18.5	[*]
4989-dn1	1826	09/24/10	[*]	$10.97	555	18.5	[*]
4989-dn1	1826	09/24/10	[*]	$10.97	555	18.5	[*]
4989-dn1	1826	09/28/10	[*]	$10.97	551	18.4	[*]
4989-dn1	1826	09/28/10	[*]	$10.97	551	18.4	[*]
4570-n11	1940	09/23/10	[*]	$17.23	556	18.5	[*]
4570-n11	1940	09/23/10	[*]	$17.23	556	18.5	[*]
4937-DN01	1764	09/14/10	[*]	$54.83	565	18.8	[*]
4937-DN01	1764	09/14/10	[*]	$54.83	565	18.8	[*]
4937-DN01	1764	09/14/10	[*]	$54.83	565	18.8	[*]
4937-DN01	1764	09/14/10	[*]	$54.83	565	18.8	[*]
4937-DN01	1764	09/16/10	[*]	$54.83	563	18.8	[*]
4937-DN01	1764	09/16/10	[*]	$54.83	563	18.8	[*]
4937-DN01	1764	09/16/10	[*]	$54.83	563	18.8	[*]
4937-DN01	1764	09/16/10	[*]	$54.83	563	18.8	[*]
4937-DN01	1764	09/16/10	[*]	$54.83	563	18.8	[*]
4937-DN01	1764	09/16/10	[*]	$54.83	563	18.8	[*]
4937-DN01	1764	09/16/10	[*]	$54.83	563	18.8	[*]
4937-DN01	1764	09/17/10	[*]	$54.83	562	18.7	[*]
4937-DN01	1764	09/17/10	[*]	$54.83	562	18.7	[*]

US	INSTALLED	940X5GK	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5HW	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5D0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5H0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5KB	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5HG	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5FG	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5GR	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5C2	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5V0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5KN	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5G8	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	7945WMB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HWP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WK1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WPT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WHP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946WYC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WM7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946WV2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945GY2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946X0H	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WHH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KX9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WHK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WK4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946WYM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KXG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946X26	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946X0D	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WMG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WL6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WKC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79474CZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WM0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473L5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473Z7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945L16	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473N1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473Y2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WND	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WLM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473HZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473X8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946X02	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WLH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473W1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945GZD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WPK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WC1	InfoPrint 1872 Model	1	[*]	[*]

4937-DN01	1764	09/17/10	[*]	$54.83	562	18.7	[*]
4937-DN01	1764	09/17/10	[*]	$54.83	562	18.7	[*]
4937-DN01	1764	09/17/10	[*]	$54.83	562	18.7	[*]
4937-DN01	1764	09/17/10	[*]	$54.83	562	18.7	[*]
4937-DN01	1764	09/20/10	[*]	$54.83	559	18.6	[*]
4937-DN01	1764	09/20/10	[*]	$54.83	559	18.6	[*]
4937-DN01	1764	09/20/10	[*]	$54.83	559	18.6	[*]
4937-DN01	1764	09/20/10	[*]	$54.83	559	18.6	[*]
4937-DN01	1764	09/21/10	[*]	$54.83	558	18.6	[*]
4937-DN01	1764	09/21/10	[*]	$54.83	558	18.6	[*]
4937-DN01	1764	09/22/10	[*]	$54.83	557	18.6	[*]
4937-DN01	1764	09/24/10	[*]	$54.83	555	18.5	[*]
4553-d01	1872	09/14/10	[*]	$18.02	565	18.8	[*]
4553-d01	1872	09/14/10	[*]	$18.02	565	18.8	[*]
4553-d01	1872	09/15/10	[*]	$18.02	564	18.8	[*]
4553-d01	1872	09/15/10	[*]	$18.02	564	18.8	[*]
4553-d01	1872	09/16/10	[*]	$18.02	563	18.8	[*]
4553-d01	1872	09/16/10	[*]	$18.02	563	18.8	[*]
4553-d01	1872	09/16/10	[*]	$18.02	563	18.8	[*]
4553-d01	1872	09/16/10	[*]	$18.02	563	18.8	[*]
4553-d01	1872	09/16/10	[*]	$18.02	563	18.8	[*]
4553-d01	1872	09/16/10	[*]	$18.02	563	18.8	[*]
4553-d01	1872	09/16/10	[*]	$18.02	563	18.8	[*]
4553-d01	1872	09/16/10	[*]	$18.02	563	18.8	[*]
4553-d01	1872	09/17/10	[*]	$18.02	562	18.7	[*]
4553-d01	1872	09/17/10	[*]	$18.02	562	18.7	[*]
4553-d01	1872	09/17/10	[*]	$18.02	562	18.7	[*]
4553-d01	1872	09/17/10	[*]	$18.02	562	18.7	[*]
4553-d01	1872	09/17/10	[*]	$18.02	562	18.7	[*]
4553-d01	1872	09/17/10	[*]	$18.02	562	18.7	[*]
4553-d01	1872	09/17/10	[*]	$18.02	562	18.7	[*]
4553-d01	1872	09/17/10	[*]	$18.02	562	18.7	[*]
4553-d01	1872	09/17/10	[*]	$18.02	562	18.7	[*]
4553-d01	1872	09/17/10	[*]	$18.02	562	18.7	[*]
4553-d01	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-d01	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-d01	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-d01	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-d01	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-d01	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-d01	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-d01	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-d01	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-d01	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-d01	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-d01	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-d01	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-d01	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-d01	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-d01	1872	09/23/10	[*]	$18.02	556	18.5	[*]

US	INSTALLED	7945KX2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WRW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WRK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945L17	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K5K	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473N5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945GV1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WKX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WH9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WK8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793MN7R	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N8NT	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN2K	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN04	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MMXR	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	2402583	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402218	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402164	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402234	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402786	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402568	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0213453	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	940X99N	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9G5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5VM	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9DV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X039	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5XZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9FZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9FM	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9BM	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9B6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5XT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9FP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9F1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9CG	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X996	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X60H	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9GD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	94F2F5M	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F9M	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F34WX	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F355W	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	793MN3P	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MMXX	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	7945WKL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473LH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473L9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473L7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473XZ	InfoPrint 1872 Model	1	[*]	[*]

4553-d01	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-d01	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-d01	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-d01	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-d01	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-d01	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-d01	1872	09/24/10	[*]	$18.02	555	18.5	[*]
4553-d01	1872	09/24/10	[*]	$18.02	555	18.5	[*]
4553-d01	1872	09/24/10	[*]	$18.02	555	18.5	[*]
4553-d01	1872	09/24/10	[*]	$18.02	555	18.5	[*]
4567-dn1	1870	09/15/10	[*]	$35.94	564	18.8	[*]
4567-dn1	1870	09/16/10	[*]	$35.94	563	18.8	[*]
4567-dn1	1870	09/17/10	[*]	$35.94	562	18.7	[*]
4567-dn1	1870	09/23/10	[*]	$35.94	556	18.5	[*]
4567-dn1	1870	09/23/10	[*]	$35.94	556	18.5	[*]
4859-t01	1988	09/15/10	[*]	$133.17	564	18.8	[*]
4859-t01	1988	09/17/10	[*]	$133.17	562	18.7	[*]
4859-t01	1988	09/20/10	[*]	$133.17	559	18.6	[*]
4859-t01	1988	09/21/10	[*]	$133.17	558	18.6	[*]
4859-t01	1988	09/21/10	[*]	$133.17	558	18.6	[*]
4859-t01	1988	09/24/10	[*]	$133.17	555	18.5	[*]
4887-dn1	1769	09/24/10	[*]	$154.13	555	18.5	[*]
4937-DN01	1764	09/27/10	[*]	$54.83	552	18.4	[*]
4937-DN01	1764	09/29/10	[*]	$54.83	550	18.3	[*]
4937-DN01	1764	10/01/10	[*]	$54.83	548	18.3	[*]
4937-DN01	1764	10/21/10	[*]	$54.83	528	17.6	[*]
4937-dn01	1764	10/27/10	[*]	$54.83	522	17.4	[*]
4937-DN01	1764	10/27/10	[*]	$54.83	522	17.4	[*]
4937-DN01	1764	10/27/10	[*]	$54.83	522	17.4	[*]
4937-DN01	1764	10/27/10	[*]	$54.83	522	17.4	[*]
4937-DN01	1764	10/27/10	[*]	$54.83	522	17.4	[*]
4937-DN01	1764	10/27/10	[*]	$54.83	522	17.4	[*]
4937-DN01	1764	10/27/10	[*]	$54.83	522	17.4	[*]
4937-DN01	1764	10/27/10	[*]	$54.83	522	17.4	[*]
4937-DN01	1764	10/27/10	[*]	$54.83	522	17.4	[*]
4937-DN01	1764	10/28/10	[*]	$54.83	521	17.4	[*]
4937-DN01	1764	10/28/10	[*]	$54.83	521	17.4	[*]
4937-DN01	1764	10/28/10	[*]	$54.83	521	17.4	[*]
4937-DN01	1764	10/28/10	[*]	$54.83	521	17.4	[*]
4989-dn1	1826	09/30/10	[*]	$10.97	549	18.3	[*]
4989-dn1	1826	09/30/10	[*]	$10.97	549	18.3	[*]
4989-dn1	1826	10/06/10	[*]	$10.97	543	18.1	[*]
4989-dn1	1826	10/15/10	[*]	$10.97	534	17.8	[*]
4567-dn1	1870	09/29/10	[*]	$35.94	550	18.3	[*]
4567-dn1	1870	10/01/10	[*]	$35.94	548	18.3	[*]
4553-d01	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-d01	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-d01	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-d01	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-d01	1872	09/28/10	[*]	$18.02	551	18.4	[*]

US	INSTALLED	7945GW4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473L8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473YT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WP2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473LG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WMD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WN4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WHR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945GCC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KXC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WK3	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WFG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WRB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WLX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KP9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946WZ8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473Z4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WT0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WKG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WRV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WRT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945GV5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WCP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KP3	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WB7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WHD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WPN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	35P207C	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P207W	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20D1	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P26WX	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P26WB	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P2096	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P26X1	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	0212941	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212988	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220074	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213554	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213365	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213485	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213274	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213503	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213083	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213307	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213360	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213526	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213079	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213532	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	793X15V	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2402207	InfoPrint 1988 MFP	1	[*]	[*]

4553-d01	1872	09/28/10	[*]	$18.02	551	18.4	[*]
4553-d01	1872	09/29/10	[*]	$18.02	550	18.3	[*]
4553-d01	1872	09/29/10	[*]	$18.02	550	18.3	[*]
4553-d01	1872	09/29/10	[*]	$18.02	550	18.3	[*]
4553-d01	1872	09/29/10	[*]	$18.02	550	18.3	[*]
4553-d01	1872	09/29/10	[*]	$18.02	550	18.3	[*]
4553-d01	1872	09/30/10	[*]	$18.02	549	18.3	[*]
4553-d01	1872	09/30/10	[*]	$18.02	549	18.3	[*]
4553-d01	1872	09/30/10	[*]	$18.02	549	18.3	[*]
4553-d01	1872	10/01/10	[*]	$18.02	548	18.3	[*]
4553-d01	1872	10/01/10	[*]	$18.02	548	18.3	[*]
4553-d01	1872	10/01/10	[*]	$18.02	548	18.3	[*]
4553-d01	1872	10/01/10	[*]	$18.02	548	18.3	[*]
4553-d01	1872	10/04/10	[*]	$18.02	545	18.2	[*]
4553-d01	1872	10/04/10	[*]	$18.02	545	18.2	[*]
4553-d01	1872	10/06/10	[*]	$18.02	543	18.1	[*]
4553-d01	1872	10/07/10	[*]	$18.02	542	18.1	[*]
4553-d01	1872	10/07/10	[*]	$18.02	542	18.1	[*]
4553-d01	1872	10/07/10	[*]	$18.02	542	18.1	[*]
4553-d01	1872	10/12/10	[*]	$18.02	537	17.9	[*]
4553-d01	1872	10/13/10	[*]	$18.02	536	17.9	[*]
4553-d01	1872	10/15/10	[*]	$18.02	534	17.8	[*]
4553-d01	1872	10/19/10	[*]	$18.02	530	17.7	[*]
4553-d01	1872	10/19/10	[*]	$18.02	530	17.7	[*]
4553-d01	1872	10/19/10	[*]	$18.02	530	17.7	[*]
4553-d01	1872	10/19/10	[*]	$18.02	530	17.7	[*]
4553-d01	1872	10/19/10	[*]	$18.02	530	17.7	[*]
4570-n11	1940	09/27/10	[*]	$17.23	552	18.4	[*]
4570-n11	1940	09/27/10	[*]	$17.23	552	18.4	[*]
4570-n11	1940	09/27/10	[*]	$17.23	552	18.4	[*]
4570-n11	1940	10/05/10	[*]	$17.23	544	18.1	[*]
4570-n11	1940	10/15/10	[*]	$17.23	534	17.8	[*]
4570-n11	1940	10/28/10	[*]	$17.23	521	17.4	[*]
4570-n11	1940	10/29/10	[*]	$17.23	520	17.3	[*]
4887-dn1	1759	09/29/10	[*]	$129.47	550	18.3	[*]
4887-dn1	1759	09/29/10	[*]	$129.47	550	18.3	[*]
4886-dn1	1759	10/26/10	[*]	$129.47	523	17.4	[*]
4887-dn1	1759	10/29/10	[*]	$129.47	520	17.3	[*]
4886-dn1	1769	09/08/10	[*]	$154.13	571	19.0	[*]
4887-dn1	1769	09/27/10	[*]	$154.13	552	18.4	[*]
4886-dn1	1769	09/28/10	[*]	$154.13	551	18.4	[*]
4886-dn1	1769	09/29/10	[*]	$154.13	550	18.3	[*]
4887-dn1	1769	10/01/10	[*]	$154.13	548	18.3	[*]
4886-dn1	1769	10/01/10	[*]	$154.13	548	18.3	[*]
4887-dn1	1769	10/06/10	[*]	$154.13	543	18.1	[*]
4887-dn1	1769	10/11/10	[*]	$154.13	538	17.9	[*]
4887-dn1	1769	10/19/10	[*]	$154.13	530	17.7	[*]
4887-dn1	1769	10/20/10	[*]	$154.13	529	17.6	[*]
4568-fd1	1880	09/27/10	[*]	$50.13	552	18.4	[*]
4859-t01	1988	09/17/10	[*]	$133.17	562	18.7	[*]

US	INSTALLED	2401875	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402036	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402667	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402761	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402503	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	6896830	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402621	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402772	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402812	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402819	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402262	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402228	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402203	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402206	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402213	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402517	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401570	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0220131	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220160	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220151	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220130	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220122	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	940X9G6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5YH	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9F3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940XNB9	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9F8	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9C9	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9F9	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9BZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9CP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	0213235	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	94F3537	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F34YX	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FCR	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F34ZP	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F354G	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	793MMZX	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	7946XBL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946x9z	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473W8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473K6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945G3T	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473TV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946WZH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WL8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946WPD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WKW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KXF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473NR	InfoPrint 1872 Model	1	[*]	[*]

4859-t01	1988	09/29/10	[*]	$133.17	550	18.3	[*]
4859-t01	1988	09/29/10	[*]	$133.17	550	18.3	[*]
4859-t01	1988	09/29/10	[*]	$133.17	550	18.3	[*]
4859-t01	1988	09/30/10	[*]	$133.17	549	18.3	[*]
4859-t01	1988	10/01/10	[*]	$133.17	548	18.3	[*]
4859-t01	1988	10/01/10	[*]	$133.17	548	18.3	[*]
4859-t01	1988	10/01/10	[*]	$133.17	548	18.3	[*]
4859-t01	1988	10/05/10	[*]	$133.17	544	18.1	[*]
4859-t01	1988	10/05/10	[*]	$133.17	544	18.1	[*]
4859-t01	1988	10/05/10	[*]	$133.17	544	18.1	[*]
4859-t01	1988	10/18/10	[*]	$133.17	531	17.7	[*]
4859-t01	1988	10/18/10	[*]	$133.17	531	17.7	[*]
4859-t01	1988	10/19/10	[*]	$133.17	530	17.7	[*]
4859-t01	1988	10/19/10	[*]	$133.17	530	17.7	[*]
4859-t01	1988	10/21/10	[*]	$133.17	528	17.6	[*]
4859-t01	1988	10/26/10	[*]	$133.17	523	17.4	[*]
4859-t01	1988	10/29/10	[*]	$133.17	520	17.3	[*]
4886-dn1	1759	11/01/10	[*]	$129.47	517	17.2	[*]
4886-dn1	1759	11/02/10	[*]	$129.47	516	17.2	[*]
4886-dn1	1759	11/04/10	[*]	$129.47	514	17.1	[*]
4886-dn1	1759	11/04/10	[*]	$129.47	514	17.1	[*]
4886-dn1	1759	11/05/10	[*]	$129.47	513	17.1	[*]
4937-DN01	1764	11/01/10	[*]	$54.83	517	17.2	[*]
4937-DN01	1764	11/01/10	[*]	$54.83	517	17.2	[*]
4937-DN01	1764	11/04/10	[*]	$54.83	514	17.1	[*]
4937-DN01	1764	11/05/10	[*]	$54.83	513	17.1	[*]
4937-DN01	1764	11/05/10	[*]	$54.83	513	17.1	[*]
4937-DN01	1764	11/08/10	[*]	$54.83	510	17.0	[*]
4937-DN01	1764	11/16/10	[*]	$54.83	502	16.7	[*]
4937-DN01	1764	11/18/10	[*]	$54.83	500	16.7	[*]
4937-DN01	1764	11/22/10	[*]	$54.83	496	16.5	[*]
4887-dn1	1769	11/04/10	[*]	$154.13	514	17.1	[*]
4989-dn1	1826	11/01/10	[*]	$10.97	517	17.2	[*]
4989-dn1	1826	11/04/10	[*]	$10.97	514	17.1	[*]
4989-dn1	1826	11/05/10	[*]	$10.97	513	17.1	[*]
4989-dn1	1826	11/08/10	[*]	$10.97	510	17.0	[*]
4989-dn1	1826	11/22/10	[*]	$10.97	496	16.5	[*]
4567-dn1	1870	11/04/10	[*]	$35.94	514	17.1	[*]
4553-d01	1872	11/01/10	[*]	$18.02	517	17.2	[*]
4553-d01	1872	11/01/10	[*]	$18.02	517	17.2	[*]
4553-d01	1872	11/02/10	[*]	$18.02	516	17.2	[*]
4553-d01	1872	11/04/10	[*]	$18.02	514	17.1	[*]
4553-d01	1872	11/04/10	[*]	$18.02	514	17.1	[*]
4553-d01	1872	11/05/10	[*]	$18.02	513	17.1	[*]
4553-d01	1872	11/12/10	[*]	$18.02	506	16.9	[*]
4553-d01	1872	11/15/10	[*]	$18.02	503	16.8	[*]
4553-d01	1872	11/15/10	[*]	$18.02	503	16.8	[*]
4553-d01	1872	11/18/10	[*]	$18.02	500	16.7	[*]
4553-d01	1872	11/19/10	[*]	$18.02	499	16.6	[*]
4553-d01	1872	11/19/10	[*]	$18.02	499	16.6	[*]

US	INSTALLED	7948NHT	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	35P26Y5	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1764	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940WW10	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYTC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3NC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4WP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X31X	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X307	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYVZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X68K	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	0212916	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212921	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0212965	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213080	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213078	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213160	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213462	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213551	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	98A04V4	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M2L	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0TZK	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0V10	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0V1M	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0M35	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M1T	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22VH	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZP3	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F100G	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	793MMYG	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN7L	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN0F	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN30	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793VNV9	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793WNVD	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6LM	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6MW	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793VXR9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793T6M6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VCGG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7937F88	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410L7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793TT8H	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793TT8M	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793V0XB	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793WNCG	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	35P0M09	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P173F	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1797	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1MLN	InfoPrint 1940 MFP	1	[*]	[*]

4568-fd1	1880	11/12/10	[*]	$50.13	506	16.9	[*]
4570-n11	1940	11/05/10	[*]	$17.23	513	17.1	[*]
4570-n11	1940	11/12/10	[*]	$17.23	506	16.9	[*]
4937-dn01	1764	05/03/10	[*]	$54.83	699	23.3	[*]
4937-dn01	1764	05/10/10	[*]	$54.83	692	23.1	[*]
4937-dn01	1764	06/24/10	[*]	$54.83	647	21.6	[*]
4937-DN01	1764	07/07/10	[*]	$54.83	634	21.1	[*]
4937-DN01	1764	07/20/10	[*]	$54.83	621	20.7	[*]
4937-DN01	1764	07/23/10	[*]	$54.83	618	20.6	[*]
4937-dn01	1764	08/05/10	[*]	$54.83	605	20.2	[*]
4937-DN01	1764	08/27/10	[*]	$54.83	583	19.4	[*]
4886-dn1	1759	02/16/10	[*]	$129.47	775	25.8	[*]
4887-dn1	1759	03/09/10	[*]	$129.47	754	25.1	[*]
4887-dn1	1759	03/26/10	[*]	$129.47	737	24.6	[*]
4887-dn1	1769	05/10/10	[*]	$154.13	692	23.1	[*]
4887-dn1	1769	05/14/10	[*]	$154.13	688	22.9	[*]
4887-dn1	1769	07/16/10	[*]	$154.13	625	20.8	[*]
4887-dn1	1769	09/21/10	[*]	$154.13	558	18.6	[*]
4887-dn1	1769	11/08/10	[*]	$154.13	510	17.0	[*]
4989-dn1	1826	09/28/10	[*]	$10.97	551	18.4	[*]
4989-dn1	1826	06/18/10	[*]	$10.97	653	21.8	[*]
4989-dn1	1826	04/19/10	[*]	$10.97	713	23.8	[*]
4989-dn1	1826	05/10/10	[*]	$10.97	692	23.1	[*]
4989-dn1	1826	05/10/10	[*]	$10.97	692	23.1	[*]
4989-dn1	1826	06/21/10	[*]	$10.97	650	21.7	[*]
4989-dn1	1826	07/16/10	[*]	$10.97	625	20.8	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	09/03/10	[*]	$10.97	576	19.2	[*]
4567-dn1	1870	06/02/10	[*]	$35.94	669	22.3	[*]
4567-dn1	1870	09/30/10	[*]	$35.94	549	18.3	[*]
4567-dn1	1870	09/08/10	[*]	$35.94	571	19.0	[*]
4567-dn1	1870	05/10/10	[*]	$35.94	692	23.1	[*]
4553-d01	1872	03/09/10	[*]	$18.02	754	25.1	[*]
4553-d01	1872	05/10/10	[*]	$18.02	692	23.1	[*]
4553-dn01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4553-dn01	1872	01/29/10	[*]	$18.02	793	26.4	[*]
4553-d01	1872	05/10/10	[*]	$18.02	692	23.1	[*]
4553-d01	1872	05/10/10	[*]	$18.02	692	23.1	[*]
4553-d01	1872	06/22/10	[*]	$18.02	649	21.6	[*]
4553-d01	1872	07/06/10	[*]	$18.02	635	21.2	[*]
4553-d01	1872	08/20/10	[*]	$18.02	590	19.7	[*]
4568-fd1	1880	03/12/10	[*]	$50.13	751	25.0	[*]
4568-fd1	1880	02/25/10	[*]	$50.13	766	25.5	[*]
4568-fd1	1880	05/05/10	[*]	$50.13	697	23.2	[*]
4568-fd1	1880	05/28/10	[*]	$50.13	674	22.5	[*]
4570-n11	1940	03/10/10	[*]	$17.23	753	25.1	[*]
4570-n11	1940	05/03/10	[*]	$17.23	699	23.3	[*]
4570-n11	1940	08/20/10	[*]	$17.23	590	19.7	[*]
4570-n11	1940	05/03/10	[*]	$17.23	699	23.3	[*]

US	INSTALLED	35P21XT	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	2400610	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402180	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402233	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400631	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400550	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401135	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401132	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401131	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402817	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402766	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402651	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	940WG2R	InfoPrint Color 1764 Model 4937-N01	1	[*]	[*]
US	INSTALLED	0653383	InfoPrint 1580 MFP Model 4543-201	1	[*]	[*]
US	INSTALLED	7946WZW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946WZF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WFN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945L44	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WLD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KXV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946XBC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945GTP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945L1V	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WHC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WH7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WHB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WFW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945GMK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WL4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KX7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WKO	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946XBT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WKZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WKM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WDP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KXL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946X52	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946X63	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WBY	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945GVL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945GW5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WK7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7946X9W	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WLF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WCH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WHV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	2402560	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402258	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402570	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0213390	InfoPrint Color 1769 MFP	1	[*]	[*]

4570-n11	1940	06/07/10	[*]	$17.23	664	22.1	[*]
4859-t01	1988	02/04/10	[*]	$133.17	787	26.2	[*]
4859-t01	1988	09/14/10	[*]	$133.17	565	18.8	[*]
4859-t01	1988	09/14/10	[*]	$133.17	565	18.8	[*]
4859-t01	1988	01/28/10	[*]	$133.17	794	26.5	[*]
4589-t01	1988	03/09/10	[*]	$133.17	754	25.1	[*]
4856-t01	1988	03/15/10	[*]	$133.17	748	24.9	[*]
4856-t01	1988	03/17/10	[*]	$133.17	746	24.9	[*]
4859-t01	1988	05/10/10	[*]	$133.17	692	23.1	[*]
4859-t01	1988	08/18/10	[*]	$133.17	592	19.7	[*]
4859-t01	1988	09/28/10	[*]	$133.17	551	18.4	[*]
4859-t01	1988	09/30/10	[*]	$133.17	549	18.3	[*]
4937-n01	1764	09/30/09	[*]	$54.83	914	30.5	[*]
4543-201	1580	09/30/09	[*]	$50.13	914	30.5	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/20/10	[*]	$18.02	559	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4553-dn1	1872	09/21/10	[*]	$18.02	558	18.6	[*]
4859-t01	1988	09/14/10	[*]	$133.17	565	18.8	[*]
4859-t01	1988	09/14/10	[*]	$133.17	565	18.8	[*]
4859-t01	1988	09/15/10	[*]	$133.17	564	18.8	[*]
4886-dn1	1769	09/13/10	[*]	$154.13	566	18.9	[*]

US	INSTALLED	0213557	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213549	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213539	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213540	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213407	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213378	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213542	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	94F2FDR	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F4D	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FC1	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F4V	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FDG	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F54	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F34WY	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F34Z9	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	940X98X	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X9CX	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X99Y	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X9C8	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X98C	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X9C7	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X9DF	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X5D2	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	7945WHG	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	7945WKR	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	79473KG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473VD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KPY	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WPF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WTC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WTR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473KP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473KR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473KM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WTF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KHN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WCO	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WLB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473N2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WCD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WPR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KPB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473WW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WLO	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WMT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473KN	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945H29	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945L14	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473KO	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WRF	InfoPrint 1872 Model	1	[*]	[*]

4886-dn1	1769	09/13/10	[*]	$154.13	566	18.9	[*]
4886-dn1	1769	09/13/10	[*]	$154.13	566	18.9	[*]
4886-dn1	1769	09/14/10	[*]	$154.13	565	18.8	[*]
4886-dn1	1769	09/14/10	[*]	$154.13	565	18.8	[*]
4886-dn1	1769	09/14/10	[*]	$154.13	565	18.8	[*]
4886-dn1	1769	09/15/10	[*]	$154.13	564	18.8	[*]
4886-dn1	1769	09/15/10	[*]	$154.13	564	18.8	[*]
4989-dn1	1826	09/27/10	[*]	$10.97	552	18.4	[*]
4989-dn1	1826	09/27/10	[*]	$10.97	552	18.4	[*]
4989-dn1	1826	09/27/10	[*]	$10.97	552	18.4	[*]
4989-dn1	1826	09/27/10	[*]	$10.97	552	18.4	[*]
4989-dn1	1826	09/27/10	[*]	$10.97	552	18.4	[*]
4989-dn1	1826	09/27/10	[*]	$10.97	552	18.4	[*]
4989-dn1	1826	10/08/10	[*]	$10.97	541	18.0	[*]
4989-dn1	1826	10/08/10	[*]	$10.97	541	18.0	[*]
4937-DN01	1764	09/28/10	[*]	$54.83	551	18.4	[*]
4937-DN01	1764	09/28/10	[*]	$54.83	551	18.4	[*]
4937-DN01	1764	09/28/10	[*]	$54.83	551	18.4	[*]
4937-DN01	1764	09/28/10	[*]	$54.83	551	18.4	[*]
4937-DN01	1764	09/28/10	[*]	$54.83	551	18.4	[*]
4937-DN01	1764	09/28/10	[*]	$54.83	551	18.4	[*]
4937-DN01	1764	09/29/10	[*]	$54.83	550	18.3	[*]
4937-DN01	1764	09/29/10	[*]	$54.83	550	18.3	[*]
4937-DN01	1764	10/04/10	[*]	$54.83	545	18.2	[*]
4937-DN01	1764	10/04/10	[*]	$54.83	545	18.2	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/23/10	[*]	$18.02	556	18.5	[*]
4553-dn1	1872	09/27/10	[*]	$18.02	552	18.4	[*]

US	INSTALLED	7945WFZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	94F2FC0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	94F2FFR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	94F2FC2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	94F2F5F	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	94F2FCW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	94F2F55	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	94F22RX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	94F2F4Y	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WCT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WGW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WH8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793NV2B	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7945Y8F	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793X156	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793NV90	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2402580	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	940X9G7	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X98Y	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X9FR	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X9GB	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X9G1	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X323	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X3MY	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X31R	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	79473P0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473R7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473PM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79473PH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794CKHY	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	794CKDZ	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	794CKB5	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	794CH1G	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	794CD4V	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	794BR4C	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	794C8C4	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	794C7PC	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	210097	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213514	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	79394KW	InfoPrint 1872 Model 4553-N01	1	[*]	[*]
US	INSTALLED	792X5MY	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	792X5L6	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793NRXM	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	792X5MW	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793M3Z7	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3XP	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3Y2	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N64Y	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793N658	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793N63H	InfoPrint 1880 MFP	1	[*]	[*]

4553-dn1	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-dn1	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-dn1	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-dn1	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-dn1	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-dn1	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-dn1	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-dn1	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-dn1	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-dn1	1872	10/08/10	[*]	$18.02	541	18.0	[*]
4553-dn1	1872	10/08/10	[*]	$18.02	541	18.0	[*]
4553-dn1	1872	10/08/10	[*]	$18.02	541	18.0	[*]
4568-fd1	1880	10/04/10	[*]	$50.13	545	18.2	[*]
4568-fd1	1880	10/04/10	[*]	$50.13	545	18.2	[*]
4568-fd1	1880	10/04/10	[*]	$50.13	545	18.2	[*]
4568-fd1	1880	10/04/10	[*]	$50.13	545	18.2	[*]
4859-t01	1988	10/04/10	[*]	$133.17	545	18.2	[*]
4937-DN01	1764	10/19/10	[*]	$54.83	530	17.7	[*]
4937-DN01	1764	10/19/10	[*]	$54.83	530	17.7	[*]
4937-DN01	1764	10/19/10	[*]	$54.83	530	17.7	[*]
4899-DN01	1764	10/19/10	[*]	$54.83	530	17.7	[*]
4937-DN01	1764	10/19/10	[*]	$54.83	530	17.7	[*]
4937-DN01	1764	10/28/10	[*]	$54.83	521	17.4	[*]
4937-DN01	1764	10/28/10	[*]	$54.83	521	17.4	[*]
4937-DN01	1764	10/28/10	[*]	$54.83	521	17.4	[*]
4553-dn1	1872	10/19/10	[*]	$18.02	530	17.7	[*]
4553-dn1	1872	10/19/10	[*]	$18.02	530	17.7	[*]
4553-dn1	1872	10/19/10	[*]	$18.02	530	17.7	[*]
4553-dn1	1872	10/19/10	[*]	$18.02	530	17.7	[*]
4568-fd1	1880	10/12/10	[*]	$50.13	537	17.9	[*]
4568-fd1	1880	10/12/10	[*]	$50.13	537	17.9	[*]
4568-fd1	1880	10/12/10	[*]	$50.13	537	17.9	[*]
4568-fd1	1880	10/12/10	[*]	$50.13	537	17.9	[*]
4568-fd1	1880	10/19/10	[*]	$50.13	530	17.7	[*]
4568-fd1	1880	10/19/10	[*]	$50.13	530	17.7	[*]
4568-fd1	1880	10/19/10	[*]	$50.13	530	17.7	[*]
4568-fd1	1880	10/19/10	[*]	$50.13	530	17.7	[*]
4886-dn1	1759	01/14/10	[*]	$129.47	808	26.9	[*]
4886-dn1	1769	10/21/10	[*]	$154.13	528	17.6	[*]
4553-n01	1872	09/22/09	[*]	$18.02	922	30.7	[*]
4553-n01	1872	11/30/09	[*]	$18.02	853	28.4	[*]
4553-n01	1872	12/01/09	[*]	$18.02	852	28.4	[*]
4553-n01	1872	12/01/09	[*]	$18.02	852	28.4	[*]
4553-n01	1872	12/01/09	[*]	$18.02	852	28.4	[*]
4567-dn1	1870	12/02/09	[*]	$35.94	851	28.4	[*]
4567-dn1	1870	12/02/09	[*]	$35.94	851	28.4	[*]
4567-dn1	1870	12/02/09	[*]	$35.94	851	28.4	[*]
4568-fd1	1880	12/03/09	[*]	$50.13	850	28.3	[*]
4568-fd1	1880	12/03/09	[*]	$50.13	850	28.3	[*]
4568-fd1	1880	12/03/09	[*]	$50.13	850	28.3	[*]

US	INSTALLED	220011	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	220019	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	220026	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	7945N50	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	940W97Z	InfoPrint Color 1764 Model 4937-N01	1	[*]	[*]
US	INSTALLED	793KLKC	InfoPrint 1870 MFP Model 4567-dn1	1	[*]	[*]
US	INSTALLED	0653380	InfoPrint 1580 MFP NA	1	[*]	[*]
US	INSTALLED	94F22W3	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22V2	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22VC	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22VV	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FD3	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FFF	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22TH	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F57	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FB9	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FDC	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22R0	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22R6	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22RV	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F4B	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F5G	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F92	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22NN	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22NX	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22P1	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22P5	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22P7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22PR	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22PT	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22PY	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22R1	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22R3	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22W6	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F5H	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F5K	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F5P	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F8T	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FBC	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FBN	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FBT	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FF7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FFK	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K0D	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K0K	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K1G	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K3Y	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K4M	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K59	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22NG	InfoPrint Color 1826 MFP	1	[*]	[*]

4886-dn1	1759	11/30/09	[*]	$129.47	853	28.4	[*]
4886-dn1	1759	11/30/09	[*]	$129.47	853	28.4	[*]
4886-dn1	1759	11/30/09	[*]	$129.47	853	28.4	[*]
4567-dn1	1870	08/10/10	[*]	$35.94	600	20.0	[*]
4937-n01	1764	10/01/09	[*]	$54.83	913	30.4	[*]
4567-dn1	1870	10/01/09	[*]	$35.94	913	30.4	[*]
4543-2001	1580	10/01/09	[*]	$50.13	913	30.4	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/23/10	[*]	$10.97	587	19.6	[*]
4989-dn1	1826	08/24/10	[*]	$10.97	586	19.5	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/23/10	[*]	$10.97	587	19.6	[*]
4989-dn1	1826	08/23/10	[*]	$10.97	587	19.6	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/24/10	[*]	$10.97	586	19.5	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/23/10	[*]	$10.97	587	19.6	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/25/10	[*]	$10.97	585	19.5	[*]
4989-dn1	1826	08/24/10	[*]	$10.97	586	19.5	[*]
4989-dn1	1826	08/24/10	[*]	$10.97	586	19.5	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/24/10	[*]	$10.97	586	19.5	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]

US	INSTALLED	94F22NH	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22NK	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22NR	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22NW	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22NZ	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22P9	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22PC	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22PD	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22PP	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22PX	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22R4	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22R8	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22RT	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22RY	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22TZ	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22V9	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22VF	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22VT	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22W5	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22WB	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22WW	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22Z1	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2303	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2304	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F230C	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F230H	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2310	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2312	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	‘94F2F5D	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F8X	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F8Y	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F99	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2F9H	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FC3	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FCX	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FD2	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FF5	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FF9	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FFW	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	940X5CY	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	79421B8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HRB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HT3	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HXV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K4M	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K4P	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K4T	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K56	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K59	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K5F	InfoPrint 1872 Model	1	[*]	[*]

4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]
4989-dn1	1826	08/12/10	[*]	$10.97	598	19.9	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]
4989-dn1	1826	08/25/10	[*]	$10.97	585	19.5	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]
4989-dn1	1826	08/11/10	[*]	$10.97	599	20.0	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]
4989-dn1	1826	08/12/10	[*]	$10.97	598	19.9	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/13/10	[*]	$10.97	597	19.9	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/09/10	[*]	$10.97	601	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/23/10	[*]	$10.97	587	19.6	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/19/10	[*]	$10.97	591	19.7	[*]
4989-dn1	1826	08/23/10	[*]	$10.97	587	19.6	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/23/10	[*]	$10.97	587	19.6	[*]
4989-dn1	1826	08/20/10	[*]	$10.97	590	19.7	[*]
4989-dn1	1826	08/24/10	[*]	$10.97	586	19.5	[*]
4989-dn1	1826	08/24/10	[*]	$10.97	586	19.5	[*]
4937-DN01	1764	08/25/10	[*]	$54.83	585	19.5	[*]
4553-d01	1872	08/20/10	[*]	$18.02	590	19.7	[*]
4553-d01	1872	08/16/10	[*]	$18.02	594	19.8	[*]
4553-d01	1872	08/16/10	[*]	$18.02	594	19.8	[*]
4553-d01	1872	08/25/10	[*]	$18.02	585	19.5	[*]
4553-d01	1872	08/11/10	[*]	$18.02	599	20.0	[*]
4553-d01	1872	08/20/10	[*]	$18.02	590	19.7	[*]
4553-d01	1872	08/25/10	[*]	$18.02	585	19.5	[*]
4553-d01	1872	08/20/10	[*]	$18.02	590	19.7	[*]
4553-d01	1872	08/12/10	[*]	$18.02	598	19.9	[*]
4553-d01	1872	08/20/10	[*]	$18.02	590	19.7	[*]

US	INSTALLED	7945K5T	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K5W	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K71	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K7X	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KBC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KCM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945KD9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793MMXG	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN8X	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	7945N4W	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	2401426	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401938	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0220090	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220096	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220107	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220109	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220119	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220124	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220139	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220140	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220144	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220163	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220165	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220166	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220168	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220169	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220172	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220174	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220176	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220180	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220184	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220189	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220198	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220201	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220202	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220203	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220205	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220208	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220209	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220210	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220211	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	94F2FFV	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FFD	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FDF	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2FF2	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22N2	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	92F22WW	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	0220236	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	094X596	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3N1	InfoPrint Color 1764	1	[*]	[*]

4553-d01	1872	08/30/10	[*]	$18.02	580	19.3	[*]
4553-d01	1872	08/16/10	[*]	$18.02	594	19.8	[*]
4553-d01	1872	08/11/10	[*]	$18.02	599	20.0	[*]
4553-d01	1872	08/20/10	[*]	$18.02	590	19.7	[*]
4553-d01	1872	08/10/10	[*]	$18.02	600	20.0	[*]
4553-d01	1872	08/20/10	[*]	$18.02	590	19.7	[*]
4553-d01	1872	08/25/10	[*]	$18.02	585	19.5	[*]
4567-dn1	1870	08/24/10	[*]	$35.94	586	19.5	[*]
4567-dn1	1870	08/30/10	[*]	$35.94	580	19.3	[*]
4567-dn1	1870	08/20/10	[*]	$35.94	590	19.7	[*]
4859-t01	1988	08/30/10	[*]	$133.17	580	19.3	[*]
4859-t01	1988	08/30/10	[*]	$133.17	580	19.3	[*]
4886-dn1	1759	08/11/10	[*]	$129.47	599	20.0	[*]
4886-dn1	1759	08/10/10	[*]	$129.47	600	20.0	[*]
4886-dn1	1759	08/12/10	[*]	$129.47	598	19.9	[*]
4886-dn1	1759	08/16/10	[*]	$129.47	594	19.8	[*]
4886-dn1	1759	08/23/10	[*]	$129.47	587	19.6	[*]
4886-dn1	1759	08/16/10	[*]	$129.47	594	19.8	[*]
4886-dn1	1759	08/16/10	[*]	$129.47	594	19.8	[*]
4886-dn1	1759	08/09/10	[*]	$129.47	601	20.0	[*]
4886-dn1	1759	08/16/10	[*]	$129.47	594	19.8	[*]
4886-dn1	1759	08/13/10	[*]	$129.47	597	19.9	[*]
4886-dn1	1759	08/16/10	[*]	$129.47	594	19.8	[*]
4886-dn1	1759	08/30/10	[*]	$129.47	580	19.3	[*]
4886-dn1	1759	08/26/10	[*]	$129.47	584	19.5	[*]
4886-dn1	1759	08/27/10	[*]	$129.47	583	19.4	[*]
4886-dn1	1759	08/26/10	[*]	$129.47	584	19.5	[*]
4886-dn1	1759	08/25/10	[*]	$129.47	585	19.5	[*]
4886-dn1	1759	08/26/10	[*]	$129.47	584	19.5	[*]
4886-dn1	1759	08/30/10	[*]	$129.47	580	19.3	[*]
4886-dn1	1759	08/27/10	[*]	$129.47	583	19.4	[*]
4886-dn1	1759	08/27/10	[*]	$129.47	583	19.4	[*]
4886-dn1	1759	08/23/10	[*]	$129.47	587	19.6	[*]
4886-dn1	1759	08/26/10	[*]	$129.47	584	19.5	[*]
4886-dn1	1759	08/24/10	[*]	$129.47	586	19.5	[*]
4886-dn1	1759	08/30/10	[*]	$129.47	580	19.3	[*]
4886-dn1	1759	08/24/10	[*]	$129.47	586	19.5	[*]
4886-dn1	1759	08/27/10	[*]	$129.47	583	19.4	[*]
4886-dn1	1759	08/26/10	[*]	$129.47	584	19.5	[*]
4886-dn1	1759	08/26/10	[*]	$129.47	584	19.5	[*]
4886-dn1	1759	08/30/10	[*]	$129.47	580	19.3	[*]
4989-dn1	1826	08/23/10	[*]	$10.97	587	19.6	[*]
4989-dn1	1826	08/31/10	[*]	$10.97	579	19.3	[*]
4989-dn1	1826	09/01/10	[*]	$10.97	578	19.3	[*]
4989-dn1	1826	09/01/10	[*]	$10.97	578	19.3	[*]
4989-dn1	1826	09/01/10	[*]	$10.97	578	19.3	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4937-DN01	1764	09/01/10	[*]	$54.83	578	19.3	[*]
4937-DN01	1764	09/01/10	[*]	$54.83	578	19.3	[*]
4937-DN01	1764	09/01/10	[*]	$54.83	578	19.3	[*]

US	INSTALLED	940X3ND	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940TWMR	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	793MN40	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	2402549	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0220227	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	793MN5P	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	0220162	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220113	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220117	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220120	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220150	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	94F230T	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22ZY	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F22XZ	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F230P	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F2313	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	7945WHZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WK5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WL5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WG9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WKB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945WKT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	0220161	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	98Z035V	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	793HCR1	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	98A0M3V	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0LX4	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M02	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A035V	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0LYR	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P1727	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1750	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P173T	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17BL	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17CB	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P175G	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P175H	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17CC	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P176Z	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1C94	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1CGK	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1CGV	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1C9R	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940WKP0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKD2	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWVH	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWNX	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WW30	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	793VC5N	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V16C	InfoPrint 1872	1	[*]	[*]

4937-DN01	1764	09/01/10	[*]	$54.83	578	19.3	[*]
4937-DN01	1764	09/21/10	[*]	$54.83	558	18.6	[*]
4567-dn1	1870	09/01/10	[*]	$35.94	578	19.3	[*]
4859-t01	1988	09/01/10	[*]	$133.17	578	19.3	[*]
4886-dn1	1759	08/31/10	[*]	$129.47	579	19.3	[*]
4567-dn1	1870	10/06/10	[*]	$35.94	543	18.1	[*]
4886-dn1	1759	08/05/10	[*]	$129.47	605	20.2	[*]
4886-dn1	1759	08/06/10	[*]	$129.47	604	20.1	[*]
4886-dn1	1759	08/06/10	[*]	$129.47	604	20.1	[*]
4886-dn1	1759	08/06/10	[*]	$129.47	604	20.1	[*]
4886-dn1	1759	08/06/10	[*]	$129.47	604	20.1	[*]
4989-dn1	1826	08/05/10	[*]	$10.97	605	20.2	[*]
4989-dn1	1826	08/05/10	[*]	$10.97	605	20.2	[*]
4989-dn1	1826	08/05/10	[*]	$10.97	605	20.2	[*]
4989-dn1	1826	08/05/10	[*]	$10.97	605	20.2	[*]
4989-dn1	1826	08/05/10	[*]	$10.97	605	20.2	[*]
4553-d01	1872	08/05/10	[*]	$18.02	605	20.2	[*]
4553-d01	1872	08/05/10	[*]	$18.02	605	20.2	[*]
4553-d01	1872	08/05/10	[*]	$18.02	605	20.2	[*]
4553-d01	1872	08/06/10	[*]	$18.02	604	20.1	[*]
4553-d01	1872	08/16/10	[*]	$18.02	594	19.8	[*]
4553-d01	1872	08/25/10	[*]	$18.02	585	19.5	[*]
4886-dn1	1759	08/23/10	[*]	$129.47	587	19.6	[*]
4989-dn1	1826	10/01/09	[*]	$10.97	913	30.4	[*]
4568-fd1	1880	10/01/09	[*]	$50.13	913	30.4	[*]
4989-dn1	1826	03/17/10	[*]	$10.97	746	24.9	[*]
4989-dn1	1826	03/18/10	[*]	$10.97	745	24.8	[*]
4989-dn1	1826	03/18/10	[*]	$10.97	745	24.8	[*]
4989-dn1	1826	03/19/10	[*]	$10.97	744	24.8	[*]
4989-dn1	1826	03/18/10	[*]	$10.97	745	24.8	[*]
4570-n11	1940	03/08/10	[*]	$17.23	755	25.2	[*]
4570-n11	1940	03/08/10	[*]	$17.23	755	25.2	[*]
4570-n11	1940	03/10/10	[*]	$17.23	753	25.1	[*]
4570-n11	1940	03/10/10	[*]	$17.23	753	25.1	[*]
4570-n11	1940	03/10/10	[*]	$17.23	753	25.1	[*]
4570-n11	1940	03/11/10	[*]	$17.23	752	25.1	[*]
4570-n11	1940	03/11/10	[*]	$17.23	752	25.1	[*]
4570-n11	1940	03/11/10	[*]	$17.23	752	25.1	[*]
4570-n11	1940	03/12/10	[*]	$17.23	751	25.0	[*]
4570-n11	1940	03/17/10	[*]	$17.23	746	24.9	[*]
4570-n11	1940	03/17/10	[*]	$17.23	746	24.9	[*]
4570-n11	1940	03/18/10	[*]	$17.23	745	24.8	[*]
4570-n11	1940	03/18/10	[*]	$17.23	745	24.8	[*]
4937-dn01	1764	03/09/10	[*]	$54.83	754	25.1	[*]
4937-dn01	1764	03/12/10	[*]	$54.83	751	25.0	[*]
4937-dn01	1764	03/12/10	[*]	$54.83	751	25.0	[*]
4937-dn01	1764	03/15/10	[*]	$54.83	748	24.9	[*]
4937-dn01	1764	03/16/10	[*]	$54.83	747	24.9	[*]
4553-d01	1872	03/05/10	[*]	$18.02	758	25.3	[*]
4553-d01	1872	03/09/10	[*]	$18.02	754	25.1	[*]

US	INSTALLED	793V189	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC5T	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC5V	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC5Z	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VCFW	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V11B	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V16F	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V16T	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V198	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC59	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VCFT	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V16Y	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V18N	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC5M	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC5W	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VCFL	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VCGB	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V16V	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V17W	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC5Y	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VCFR	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V197	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793MN6M	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MN1H	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	0210084	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0220073	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	98A0LY7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M2R	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P1CL0	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	793V16B	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V183	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V16W	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VCGD	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	0220067	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	940WKVC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	35P1C7Z	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940WFZB	InfoPrint Color 1764 Model 4937-N01	1	[*]	[*]
US	INSTALLED	793HC2R	InfoPrint 1870 MFP Model 4567-dn1	1	[*]	[*]
US	INSTALLED	94F0K09	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K0F	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K0G	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K0H	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K10	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K1N	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K23	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K28	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K2M	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K2N	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K2X	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K32	InfoPrint Color 1826 MFP	1	[*]	[*]

4553-d01	1872	03/09/10	[*]	$18.02	754	25.1	[*]
4553-d01	1872	03/09/10	[*]	$18.02	754	25.1	[*]
4553-d01	1872	03/09/10	[*]	$18.02	754	25.1	[*]
4553-d01	1872	03/09/10	[*]	$18.02	754	25.1	[*]
4553-d01	1872	03/09/10	[*]	$18.02	754	25.1	[*]
4553-d01	1872	03/10/10	[*]	$18.02	753	25.1	[*]
4553-d01	1872	03/10/10	[*]	$18.02	753	25.1	[*]
4553-d01	1872	03/10/10	[*]	$18.02	753	25.1	[*]
4553-d01	1872	03/10/10	[*]	$18.02	753	25.1	[*]
4553-d01	1872	03/10/10	[*]	$18.02	753	25.1	[*]
4553-d01	1872	03/10/10	[*]	$18.02	753	25.1	[*]
4553-d01	1872	03/11/10	[*]	$18.02	752	25.1	[*]
4553-d01	1872	03/11/10	[*]	$18.02	752	25.1	[*]
4553-d01	1872	03/11/10	[*]	$18.02	752	25.1	[*]
4553-d01	1872	03/11/10	[*]	$18.02	752	25.1	[*]
4553-d01	1872	03/11/10	[*]	$18.02	752	25.1	[*]
4553-d01	1872	03/12/10	[*]	$18.02	751	25.0	[*]
4553-d01	1872	03/16/10	[*]	$18.02	747	24.9	[*]
4553-d01	1872	03/16/10	[*]	$18.02	747	24.9	[*]
4553-d01	1872	03/16/10	[*]	$18.02	747	24.9	[*]
4553-d01	1872	03/16/10	[*]	$18.02	747	24.9	[*]
4553-d01	1872	03/17/10	[*]	$18.02	746	24.9	[*]
4567-dn1	1870	03/05/10	[*]	$35.94	758	25.3	[*]
4567-dn1	1870	03/17/10	[*]	$35.94	746	24.9	[*]
4886-dn1	1759	03/05/10	[*]	$129.47	758	25.3	[*]
4886-dn1	1759	03/17/10	[*]	$129.47	746	24.9	[*]
4989-dn1	1826	03/19/10	[*]	$10.97	744	24.8	[*]
4989-dn1	1826	03/18/10	[*]	$10.97	745	24.8	[*]
4570-n11	1940	03/19/10	[*]	$17.23	744	24.8	[*]
4553-d01	1872	03/19/10	[*]	$18.02	744	24.8	[*]
4553-d01	1872	03/19/10	[*]	$18.02	744	24.8	[*]
4553-d01	1872	03/19/10	[*]	$18.02	744	24.8	[*]
4553-d01	1872	03/19/10	[*]	$18.02	744	24.8	[*]
4886-dn1	1759	03/05/10	[*]	$129.47	758	25.3	[*]
4937-dn01	1764	03/19/10	[*]	$54.83	744	24.8	[*]
4570-n11	1940	08/30/10	[*]	$17.23	580	19.3	[*]
4937-n01	1764	09/30/09	[*]	$54.83	914	30.5	[*]
4567-dn1	1870	09/30/09	[*]	$35.94	914	30.5	[*]
4989-dn1	1826	06/02/10	[*]	$10.97	669	22.3	[*]
4989-dn1	1826	06/08/10	[*]	$10.97	663	22.1	[*]
4989-dn1	1826	06/08/10	[*]	$10.97	663	22.1	[*]
4989-dn1	1826	05/28/10	[*]	$10.97	674	22.5	[*]
4989-dn1	1826	06/02/10	[*]	$10.97	669	22.3	[*]
4989-dn1	1826	06/04/10	[*]	$10.97	667	22.2	[*]
4989-dn1	1826	06/08/10	[*]	$10.97	663	22.1	[*]
4989-dn1	1826	06/08/10	[*]	$10.97	663	22.1	[*]
4989-dn1	1826	05/28/10	[*]	$10.97	674	22.5	[*]
4989-dn1	1826	06/08/10	[*]	$10.97	663	22.1	[*]
4989-dn1	1826	06/08/10	[*]	$10.97	663	22.1	[*]
4989-dn1	1826	06/02/10	[*]	$10.97	669	22.3	[*]

US	INSTALLED	94F0K3B	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K42	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K4Y	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K56	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K5C	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K5N	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K5Y	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0TZY	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0TZZ	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V05	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V0H	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V1B	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V35	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V3V	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V42	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V44	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V45	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V4D	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P21Y5	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P21ZL	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P222Y	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940X013	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X042	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	940X044	InfoPrint Color 1764 Model	1	[*]	[*]
US	INSTALLED	793VC6H	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793T47V	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V133	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V13R	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V148	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V14G	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V16K	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V16N	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V170	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V172	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V175	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V177	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V179	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V17B	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V17C	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V182	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V18B	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V18C	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V18L	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V18T	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V18V	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V192	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V195	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V199	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V19D	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V19W	InfoPrint 1872	1	[*]	[*]

4989-dn1	1826	06/07/10	[*]	$10.97	664	22.1	[*]
4989-dn1	1826	06/02/10	[*]	$10.97	669	22.3	[*]
4989-dn1	1826	06/02/10	[*]	$10.97	669	22.3	[*]
4989-dn1	1826	06/08/10	[*]	$10.97	663	22.1	[*]
4989-dn1	1826	06/08/10	[*]	$10.97	663	22.1	[*]
4989-dn1	1826	06/03/10	[*]	$10.97	668	22.3	[*]
4989-dn1	1826	05/28/10	[*]	$10.97	674	22.5	[*]
4989-dn1	1826	05/24/10	[*]	$10.97	678	22.6	[*]
4989-dn1	1826	05/20/10	[*]	$10.97	682	22.7	[*]
4989-dn1	1826	05/20/10	[*]	$10.97	682	22.7	[*]
4989-dn1	1826	06/07/10	[*]	$10.97	664	22.1	[*]
4989-dn1	1826	05/24/10	[*]	$10.97	678	22.6	[*]
4989-dn1	1826	05/20/10	[*]	$10.97	682	22.7	[*]
4989-dn1	1826	05/24/10	[*]	$10.97	678	22.6	[*]
4989-dn1	1826	05/20/10	[*]	$10.97	682	22.7	[*]
4989-dn1	1826	05/25/10	[*]	$10.97	677	22.6	[*]
4989-dn1	1826	05/25/10	[*]	$10.97	677	22.6	[*]
4989-dn1	1826	05/25/10	[*]	$10.97	677	22.6	[*]
4570-n11	1940	05/25/10	[*]	$17.23	677	22.6	[*]
4570-n11	1940	05/25/10	[*]	$17.23	677	22.6	[*]
4570-n11	1940	05/24/10	[*]	$17.23	678	22.6	[*]
4937-n01	1764	06/01/10	[*]	$54.83	670	22.3	[*]
4937-n01	1764	05/24/10	[*]	$54.83	678	22.6	[*]
4937-n01	1764	05/18/10	[*]	$54.83	684	22.8	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	05/25/10	[*]	$18.02	677	22.6	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	06/03/10	[*]	$18.02	668	22.3	[*]
4553-d01	1872	05/20/10	[*]	$18.02	682	22.7	[*]
4553-d01	1872	05/24/10	[*]	$18.02	678	22.6	[*]
4553-d01	1872	05/17/10	[*]	$18.02	685	22.8	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	05/25/10	[*]	$18.02	677	22.6	[*]
4553-d01	1872	05/25/10	[*]	$18.02	677	22.6	[*]
4553-d01	1872	05/24/10	[*]	$18.02	678	22.6	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	05/25/10	[*]	$18.02	677	22.6	[*]
4553-d01	1872	05/20/10	[*]	$18.02	682	22.7	[*]
4553-d01	1872	06/03/10	[*]	$18.02	668	22.3	[*]
4553-d01	1872	05/20/10	[*]	$18.02	682	22.7	[*]
4553-d01	1872	05/18/10	[*]	$18.02	684	22.8	[*]
4553-d01	1872	05/17/10	[*]	$18.02	685	22.8	[*]
4553-d01	1872	05/17/10	[*]	$18.02	685	22.8	[*]
4553-d01	1872	05/17/10	[*]	$18.02	685	22.8	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	05/17/10	[*]	$18.02	685	22.8	[*]

US	INSTALLED	793V1B0	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC4R	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC5R	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC6K	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC6Z	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC70	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC71	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC75	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC79	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC7H	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC7P	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC89	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC8C	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC8F	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC90	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC94	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VCFM	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793Z2DX	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793MN5X	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793V0X8	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2401589	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401602	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401629	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401792	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401805	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0213185	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213189	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213193	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213065	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213086	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213212	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	94F0K0M	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K11	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K16	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K18	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K3W	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K43	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0K5R	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0V3B	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	793V18R	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V19F	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC51	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC78	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC7Y	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC82	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC86	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC8P	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VCGW	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793V16H	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	2401644	InfoPrint 1988 MFP	1	[*]	[*]

4553-d01	1872	05/25/10	[*]	$18.02	677	22.6	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	06/03/10	[*]	$18.02	668	22.3	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4553-d01	1872	05/17/10	[*]	$18.02	685	22.8	[*]
4553-d01	1872	05/28/10	[*]	$18.02	674	22.5	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	05/25/10	[*]	$18.02	677	22.6	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	05/25/10	[*]	$18.02	677	22.6	[*]
4553-d01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4553-d01	1872	06/03/10	[*]	$18.02	668	22.3	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4567-dn1	1870	06/01/10	[*]	$35.94	670	22.3	[*]
4568-fd1	1880	06/01/10	[*]	$50.13	670	22.3	[*]
4859-t01	1988	06/01/10	[*]	$133.17	670	22.3	[*]
4859-t01	1988	06/02/10	[*]	$133.17	669	22.3	[*]
4859-t01	1988	06/08/10	[*]	$133.17	663	22.1	[*]
4859-t01	1988	05/24/10	[*]	$133.17	678	22.6	[*]
4859-t01	1988	05/20/10	[*]	$133.17	682	22.7	[*]
4886-dn1	1759	06/02/10	[*]	$129.47	669	22.3	[*]
4886-dn1	1759	06/01/10	[*]	$129.47	670	22.3	[*]
4886-dn1	1759	06/03/10	[*]	$129.47	668	22.3	[*]
4887-dn1	1769	05/07/10	[*]	$154.13	695	23.2	[*]
4887-dn1	1769	05/18/10	[*]	$154.13	684	22.8	[*]
4887-dn1	1769	05/19/10	[*]	$154.13	683	22.8	[*]
4989-dn1	1826	06/30/10	[*]	$10.97	641	21.4	[*]
4989-dn1	1826	06/10/10	[*]	$10.97	661	22.0	[*]
4989-dn1	1826	06/09/10	[*]	$10.97	662	22.1	[*]
4989-dn1	1826	06/10/10	[*]	$10.97	661	22.0	[*]
4989-dn1	1826	06/10/10	[*]	$10.97	661	22.0	[*]
4989-dn1	1826	06/10/10	[*]	$10.97	661	22.0	[*]
4989-dn1	1826	06/10/10	[*]	$10.97	661	22.0	[*]
4989-dn1	1826	06/16/10	[*]	$10.97	655	21.8	[*]
4553-d01	1872	06/09/10	[*]	$18.02	662	22.1	[*]
4553-d01	1872	06/10/10	[*]	$18.02	661	22.0	[*]
4553-d01	1872	06/10/10	[*]	$18.02	661	22.0	[*]
4553-d01	1872	06/09/10	[*]	$18.02	662	22.1	[*]
4553-d01	1872	06/16/10	[*]	$18.02	655	21.8	[*]
4553-d01	1872	06/09/10	[*]	$18.02	662	22.1	[*]
4553-d01	1872	06/21/10	[*]	$18.02	650	21.7	[*]
4553-d01	1872	06/10/10	[*]	$18.02	661	22.0	[*]
4553-d01	1872	06/10/10	[*]	$18.02	661	22.0	[*]
4553-d01	1872	05/17/10	[*]	$18.02	685	22.8	[*]
4859-t01	1988	06/11/10	[*]	$133.17	660	22.0	[*]

US	INSTALLED	2401793	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401808	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401812	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401826	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401828	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0213052	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213167	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213184	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213198	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213216	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213203	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213209	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	940X01R	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	793V141	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC4T	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793VC50	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	35P21ZH	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	0213198	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213212	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213224	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	793VC7T	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	0213093	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	940VTYB	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	7931CLM	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	7937GZX	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	98B0PR8	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PRM	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PPV	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P0M74	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P0M6Y	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P0LZZ	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	793P5N9	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5PN	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5PG	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5PC	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5PB	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5NM	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	940WKBV	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WK9R	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WGV2	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WK9Z	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	98B0PRD	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	793M407	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3XK	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3YL	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N648	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	793N697	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	793N65X	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	793N60D	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	793N68R	Infoprint 1880 MFP	1	[*]	[*]

4859-t01	1988	06/10/10	[*]	$133.17	661	22.0	[*]
4859-t01	1988	06/10/10	[*]	$133.17	661	22.0	[*]
4859-t01	1988	06/09/10	[*]	$133.17	662	22.1	[*]
4859-t01	1988	06/09/10	[*]	$133.17	662	22.1	[*]
4859-t01	1988	06/10/10	[*]	$133.17	661	22.0	[*]
4886-dn1	1759	05/20/10	[*]	$129.47	682	22.7	[*]
4886-dn1	1759	06/11/10	[*]	$129.47	660	22.0	[*]
4886-dn1	1759	06/10/10	[*]	$129.47	661	22.0	[*]
4886-dn1	1759	06/11/10	[*]	$129.47	660	22.0	[*]
4886-dn1	1759	06/09/10	[*]	$129.47	662	22.1	[*]
4886-dn1	1769	06/09/10	[*]	$154.13	662	22.1	[*]
4886-dn1	1769	06/09/10	[*]	$154.13	662	22.1	[*]
4937-n01	1764	06/17/10	[*]	$54.83	654	21.8	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	09/27/10	[*]	$18.02	552	18.4	[*]
4553-d01	1872	10/15/10	[*]	$18.02	534	17.8	[*]
4570-n11	1940	10/15/10	[*]	$17.23	534	17.8	[*]
4886-dn1	1759	06/11/10	[*]	$129.47	660	22.0	[*]
4886-dn1	1759	05/19/10	[*]	$129.47	683	22.8	[*]
4886-dn1	1759	10/01/10	[*]	$129.47	548	18.3	[*]
4553-d01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4887-dn1	1769	05/07/11	[*]	$154.13	330	11.0	[*]
4937dn1	1764	05/11/09	[*]	$54.83	1056	35.2	[*]
4567dn1	1870	05/11/09	[*]	$35.94	1056	35.2	[*]
4568fd1	1880	05/11/09	[*]	$50.13	1056	35.2	[*]
4989-dn1	1826	12/14/09	[*]	$10.97	839	28.0	[*]
4989-dn1	1826	12/14/09	[*]	$10.97	839	28.0	[*]
4989-dn1	1826	12/14/09	[*]	$10.97	839	28.0	[*]
4570-n11	1940	12/03/09	[*]	$17.23	850	28.3	[*]
4570-n11	1940	12/04/09	[*]	$17.23	849	28.3	[*]
4570-n11	1940	12/09/09	[*]	$17.23	844	28.1	[*]
4553-dn01	1872	12/09/09	[*]	$18.02	844	28.1	[*]
4553-dn01	1872	12/09/09	[*]	$18.02	844	28.1	[*]
4553-dn01	1872	12/09/09	[*]	$18.02	844	28.1	[*]
4553-dn01	1872	12/09/09	[*]	$18.02	844	28.1	[*]
4553-dn01	1872	12/14/09	[*]	$18.02	839	28.0	[*]
4553-dn01	1872	12/14/09	[*]	$18.02	839	28.0	[*]
4937-dn1	1764	12/03/09	[*]	$54.83	850	28.3	[*]
4937-dn01	1764	12/04/09	[*]	$54.83	849	28.3	[*]
4937-dn1	1764	12/14/09	[*]	$54.83	839	28.0	[*]
4937-dn01	1764	12/14/09	[*]	$54.83	839	28.0	[*]
4989-dn1	1826	12/03/09	[*]	$10.97	850	28.3	[*]
4567-dn1	1870	12/14/09	[*]	$35.94	839	28.0	[*]
4567-dn1	1870	12/14/09	[*]	$35.94	839	28.0	[*]
4567-dn1	1870	12/04/09	[*]	$35.94	849	28.3	[*]
4568-fd1	1880	12/03/09	[*]	$50.13	850	28.3	[*]
4568-fd1	1880	12/04/09	[*]	$50.13	849	28.3	[*]
4568-fd1	1880	12/04/09	[*]	$50.13	849	28.3	[*]
4568-fd1	1880	12/14/09	[*]	$50.13	839	28.0	[*]
4568-fd1	1880	12/14/09	[*]	$50.13	839	28.0	[*]

US	INSTALLED	0210091	Infoprint Color 1759	1	[*]	[*]
US	INSTALLED	0220015	Infoprint Color 1759	1	[*]	[*]
US	INSTALLED	0220023	Infoprint Color 1759	1	[*]	[*]
US	INSTALLED	0220024	Infoprint Color 1759	1	[*]	[*]
US	INSTALLED	98B0PP4	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A09Xi	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PR1	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PRL	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	940WKB1	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WK83	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	793NRY4	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792X5KM	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y7CM	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	2400665	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	793N64G	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	98B0PLL	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PMY	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PPN	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PN6	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PLN	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PL7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PM7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PNG	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PKG	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PL5	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PNY	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A08GP	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PN0	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PP5	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PPX	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PV6	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A09V8	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A09VL	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PTP	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A08MP	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A08H3	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A08MY	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A09W8	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PMK	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PR7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PTK	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A09VP	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P0M6Z	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P0LXN	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	793P6L9	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5P0	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6K7	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5PD	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6LC	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5P6	InfoPrint 1872 MFP	1	[*]	[*]

4886-dn1	1759	12/14/09	[*]	$129.47	839	28.0	[*]
4886-dn1	1759	12/04/09	[*]	$129.47	849	28.3	[*]
4886-dn1	1759	12/04/09	[*]	$129.47	849	28.3	[*]
4886-dn1	1759	12/03/09	[*]	$129.47	850	28.3	[*]
4989-dn1	1826	12/14/09	[*]	$10.97	839	28.0	[*]
4989-dn1	1826	12/29/09	[*]	$10.97	824	27.5	[*]
4989-dn1	1826	12/29/09	[*]	$10.97	824	27.5	[*]
4989-dn1	1826	12/29/09	[*]	$10.97	824	27.5	[*]
4937-dn1	1764	12/17/09	[*]	$54.83	836	27.9	[*]
4937-dn1	1764	12/18/09	[*]	$54.83	835	27.8	[*]
4553-n01	1872	12/15/09	[*]	$18.02	838	27.9	[*]
4553-n01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-n01	1872	12/18/09	[*]	$18.02	835	27.8	[*]
4859-t01	1988	12/17/09	[*]	$133.17	836	27.9	[*]
4568-fd1	1880	12/17/09	[*]	$50.13	836	27.9	[*]
4989-dn1	1826	12/15/09	[*]	$10.97	838	27.9	[*]
4989-dn1	1826	12/15/09	[*]	$10.97	838	27.9	[*]
4989-dn1	1826	12/15/09	[*]	$10.97	838	27.9	[*]
4989-dn1	1826	12/15/09	[*]	$10.97	838	27.9	[*]
4989-dn1	1826	12/15/09	[*]	$10.97	838	27.9	[*]
4989-dn1	1826	12/15/09	[*]	$10.97	838	27.9	[*]
4989-dn1	1826	12/15/09	[*]	$10.97	838	27.9	[*]
4989-dn1	1826	12/15/09	[*]	$10.97	838	27.9	[*]
4989-dn1	1826	12/15/09	[*]	$10.97	838	27.9	[*]
4989-dn1	1826	12/15/09	[*]	$10.97	838	27.9	[*]
4989-dn1	1826	12/16/09	[*]	$10.97	837	27.9	[*]
4989-dn1	1826	12/17/09	[*]	$10.97	836	27.9	[*]
4989-dn1	1826	12/17/09	[*]	$10.97	836	27.9	[*]
4989-dn1	1826	12/17/09	[*]	$10.97	836	27.9	[*]
4989-dn1	1826	12/17/09	[*]	$10.97	836	27.9	[*]
4989-dn1	1826	12/17/09	[*]	$10.97	836	27.9	[*]
4989-dn1	1826	12/18/09	[*]	$10.97	835	27.8	[*]
4989-dn1	1826	12/18/09	[*]	$10.97	835	27.8	[*]
4989-dn1	1826	12/18/09	[*]	$10.97	835	27.8	[*]
4989-dn1	1826	12/21/09	[*]	$10.97	832	27.7	[*]
4989-dn1	1826	12/23/09	[*]	$10.97	830	27.7	[*]
4989-dn1	1826	12/23/09	[*]	$10.97	830	27.7	[*]
4989-dn1	1826	12/23/09	[*]	$10.97	830	27.7	[*]
4989-dn1	1826	12/29/09	[*]	$10.97	824	27.5	[*]
4989-dn1	1826	12/29/09	[*]	$10.97	824	27.5	[*]
4989-dn1	1826	12/29/09	[*]	$10.97	824	27.5	[*]
4989-dn1	1826	01/06/10	[*]	$10.97	816	27.2	[*]
4570-n11	1940	12/17/09	[*]	$17.23	836	27.9	[*]
4570-n11	1940	12/21/09	[*]	$17.23	832	27.7	[*]
4553-dn01	1872	12/15/09	[*]	$18.02	838	27.9	[*]
4553-dn01	1872	12/15/09	[*]	$18.02	838	27.9	[*]
4553-dn01	1872	12/15/09	[*]	$18.02	838	27.9	[*]
4553-dn01	1872	12/15/09	[*]	$18.02	838	27.9	[*]
4553-dn01	1872	12/15/09	[*]	$18.02	838	27.9	[*]
4553-dn01	1872	12/17/09	[*]	$18.02	836	27.9	[*]

US	INSTALLED	793P6LP	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5P7	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5M6	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6M7	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5PP	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5PH	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5PK	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	940WGWB	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WKB7	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WKBH	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WGVK	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WK6W	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WK9T	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WK6B	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WK8V	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WKB2	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WK8C	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WGV3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WK6G	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WK6C	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WK9H	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WK9P	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WK6F	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WK7X	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WK6Y	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKBC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKBW	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WKB0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WK6D	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WK7G	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	793NRXW	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y4F2	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y78Y	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793NRHP	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793NRV5	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793NRYD	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793NRN6	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793NRMB	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793NRN2	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792X5N5	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y7DF	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y79N	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792X5M2	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y79C	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y4G0	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793NRM3	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y79Z	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792Y7LR	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792X5NZ	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793NRY8	InfoPrint 1872 MFP	1	[*]	[*]

4553-dn01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-dn01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-dn01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-dn01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-dn01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-dn01	1872	12/18/09	[*]	$18.02	835	27.8	[*]
4553-dn01	1872	12/18/09	[*]	$18.02	835	27.8	[*]
4937-dn1	1764	12/15/09	[*]	$54.83	838	27.9	[*]
4937-dn1	1764	12/15/09	[*]	$54.83	838	27.9	[*]
4937-dn1	1764	12/15/09	[*]	$54.83	838	27.9	[*]
4937-dn01	1764	12/15/09	[*]	$54.83	838	27.9	[*]
4937-dn1	1764	12/17/09	[*]	$54.83	836	27.9	[*]
4937-dn1	1764	12/17/09	[*]	$54.83	836	27.9	[*]
4937-dn1	1764	12/17/09	[*]	$54.83	836	27.9	[*]
4937-dn1	1764	12/17/09	[*]	$54.83	836	27.9	[*]
4937-dn1	1764	12/17/09	[*]	$54.83	836	27.9	[*]
4937-dn1	1764	12/17/09	[*]	$54.83	836	27.9	[*]
4937-dn01	1764	12/17/09	[*]	$54.83	836	27.9	[*]
4937-dn01	1764	12/18/09	[*]	$54.83	835	27.8	[*]
4937-dn01	1764	12/21/09	[*]	$54.83	832	27.7	[*]
4937-dn01	1764	12/21/09	[*]	$54.83	832	27.7	[*]
4937-dn1	1764	12/23/09	[*]	$54.83	830	27.7	[*]
4937-dn1	1764	12/23/09	[*]	$54.83	830	27.7	[*]
4937-dn01	1764	12/23/09	[*]	$54.83	830	27.7	[*]
4937-dn01	1764	12/23/09	[*]	$54.83	830	27.7	[*]
4937-dn01	1764	12/23/09	[*]	$54.83	830	27.7	[*]
4937-dn01	1764	12/28/09	[*]	$54.83	825	27.5	[*]
4937-dn01	1764	12/28/09	[*]	$54.83	825	27.5	[*]
4937-dn01	1764	12/28/09	[*]	$54.83	825	27.5	[*]
4937-dn1	1764	12/15/09	[*]	$54.83	838	27.9	[*]
4553-n01	1872	12/15/09	[*]	$18.02	838	27.9	[*]
4553-n01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-n01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-n01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-n01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-n01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-n01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-n01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-n01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-n01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-n01	1872	12/17/09	[*]	$18.02	836	27.9	[*]
4553-n01	1872	12/18/09	[*]	$18.02	835	27.8	[*]
4553-n01	1872	12/18/09	[*]	$18.02	835	27.8	[*]
4553-n01	1872	12/18/09	[*]	$18.02	835	27.8	[*]
4553-n01	1872	12/18/09	[*]	$18.02	835	27.8	[*]
4553-n01	1872	12/23/09	[*]	$18.02	830	27.7	[*]
4553-n01	1872	12/23/09	[*]	$18.02	830	27.7	[*]
4553-n01	1872	12/23/09	[*]	$18.02	830	27.7	[*]
4553-n01	1872	12/23/09	[*]	$18.02	830	27.7	[*]
4553-n01	1872	12/23/09	[*]	$18.02	830	27.7	[*]

US	INSTALLED	792Y7B6	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792X5HY	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793NRXB	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793NRLP	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792X5KX	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792X5HC	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793M412	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3ZF	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3XY	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3X5	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3X0	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3WV	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M41R	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3YT	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3Y8	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3YF	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3WT	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3Y1	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3XH	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N667	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	793N60F	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	0220017	Infoprint Color 1759	1	[*]	[*]
US	INSTALLED	0220018	Infoprint Color 1759	1	[*]	[*]
US	INSTALLED	98B0PLW	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PR0	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PRR	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PN2	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PN7	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P0M0P	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	793P5PV	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5NH	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P5P4	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793P6LR	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	940WK97	Infoprint Color 1764	1	[*]	[*]
US	INSTALLED	940WK8H	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WK72	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	792Y7C8	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	792X5MD	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793NRWC	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	793M3ZL	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793KLL7	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3Z6	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793KLL4	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793FGKZ	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793FFY4	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793N63X	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	793N632	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	2400678	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400633	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400521	InfoPrint 1988 MFP	1	[*]	[*]

4553-n01	1872	12/23/09	[*]	$18.02	830	27.7	[*]
4553-n01	1872	12/23/09	[*]	$18.02	830	27.7	[*]
4553-n01	1872	12/23/09	[*]	$18.02	830	27.7	[*]
4553-n01	1872	12/23/09	[*]	$18.02	830	27.7	[*]
4553-n01	1872	12/23/09	[*]	$18.02	830	27.7	[*]
4553-n01	1872	12/23/09	[*]	$18.02	830	27.7	[*]
4567-dn1	1870	12/15/09	[*]	$35.94	838	27.9	[*]
4567-dn1	1870	12/15/09	[*]	$35.94	838	27.9	[*]
4567-dn1	1870	12/15/09	[*]	$35.94	838	27.9	[*]
4567-dn1	1870	12/15/09	[*]	$35.94	838	27.9	[*]
4567-dn1	1870	12/15/09	[*]	$35.94	838	27.9	[*]
4567-dn1	1870	12/17/09	[*]	$35.94	836	27.9	[*]
4567-dn1	1870	12/17/09	[*]	$35.94	836	27.9	[*]
4567-dn1	1870	12/17/09	[*]	$35.94	836	27.9	[*]
4567-dn1	1870	12/18/09	[*]	$35.94	835	27.8	[*]
4567-dn1	1870	12/23/09	[*]	$35.94	830	27.7	[*]
4567-dn1	1870	12/23/09	[*]	$35.94	830	27.7	[*]
4567-dn1	1870	12/23/09	[*]	$35.94	830	27.7	[*]
4567-dn1	1870	12/28/09	[*]	$35.94	825	27.5	[*]
4568-fd1	1880	12/17/09	[*]	$50.13	836	27.9	[*]
4568-fd1	1880	12/17/09	[*]	$50.13	836	27.9	[*]
4886-dn1	1759	12/15/09	[*]	$129.47	838	27.9	[*]
4886-dn1	1759	12/21/09	[*]	$129.47	832	27.7	[*]
4989-dn1	1826	12/29/09	[*]	$10.97	824	27.5	[*]
4989-dn1	1826	12/07/09	[*]	$10.97	846	28.2	[*]
4989-dn1	1826	12/29/09	[*]	$10.97	824	27.5	[*]
4989-dn1	1826	01/07/10	[*]	$10.97	815	27.2	[*]
4989-dn1	1826	01/14/10	[*]	$10.97	808	26.9	[*]
4570-n11	1940	12/04/09	[*]	$17.23	849	28.3	[*]
4553-dn01	1872	12/14/09	[*]	$18.02	839	28.0	[*]
4553-dn01	1872	12/15/09	[*]	$18.02	838	27.9	[*]
4553-dn01	1872	01/07/10	[*]	$18.02	815	27.2	[*]
4553-dn01	1872	01/15/10	[*]	$18.02	807	26.9	[*]
4937-dn1	1764	12/14/09	[*]	$54.83	839	28.0	[*]
4937-dn01	1764	12/15/09	[*]	$54.83	838	27.9	[*]
4937-dn01	1764	01/19/10	[*]	$54.83	803	26.8	[*]
4553-n01	1872	01/07/10	[*]	$18.02	815	27.2	[*]
4553-n01	1872	01/07/10	[*]	$18.02	815	27.2	[*]
4553-n01	1872	01/07/10	[*]	$18.02	815	27.2	[*]
4567-dn1	1870	12/04/09	[*]	$35.94	849	28.3	[*]
4567-dn1	1870	01/06/10	[*]	$35.94	816	27.2	[*]
4567-dn1	1870	01/08/10	[*]	$35.94	814	27.1	[*]
4567-dn1	1870	01/14/10	[*]	$35.94	808	26.9	[*]
4567-dn1	1870	01/07/10	[*]	$35.94	815	27.2	[*]
4567-dn1	1870	01/07/10	[*]	$35.94	815	27.2	[*]
4568-fd1	1880	12/03/09	[*]	$50.13	850	28.3	[*]
4568-fd1	1880	12/04/09	[*]	$50.13	849	28.3	[*]
4859-t01	1988	01/05/10	[*]	$133.17	817	27.2	[*]
4859-t01	1988	01/05/10	[*]	$133.17	817	27.2	[*]
4859-t01	1988	01/05/10	[*]	$133.17	817	27.2	[*]

US	INSTALLED	2400706	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400611	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400700	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400659	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400617	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400679	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400523	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400642	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400580	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400607	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400600	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400651	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400519	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400544	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400604	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400504	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400625	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400558	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	98B0PPM	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98B0PKW	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A09X1	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P0M75	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940WGVP	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	793M3Y0	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3ZD	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M406	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793M3X2	Infoprint 1870 MFP	1	[*]	[*]
US	INSTALLED	793MGFH	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	0220014	Infoprint Color 1759	1	[*]	[*]
US	INSTALLED	0220028	Infoprint Color 1759	1	[*]	[*]
US	INSTALLED	793N62F	Infoprint 1880 MFP	1	[*]	[*]
US	INSTALLED	0210074	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	793KLKP	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	0220020	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	793M41F	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	793P6LL	InfoPrint 1872 MFP	1	[*]	[*]
US	INSTALLED	35P2236	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	0220143	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	94F0K0R	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P1MCK	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	2400508	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400509	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400524	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400650	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400652	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400660	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400690	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0653375	Infoprint 1580 MFP NA (LV)	1	[*]	[*]
US	INSTALLED	98A0LWX	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0M37	InfoPrint Color 1826	1	[*]	[*]

4859-t01	1988	01/05/10	[*]	$133.17	817	27.2	[*]
4859-t01	1988	01/05/10	[*]	$133.17	817	27.2	[*]
4859-t01	1988	01/05/10	[*]	$133.17	817	27.2	[*]
4859-t01	1988	01/05/10	[*]	$133.17	817	27.2	[*]
4859-t01	1988	01/06/10	[*]	$133.17	816	27.2	[*]
4859-t01	1988	01/06/10	[*]	$133.17	816	27.2	[*]
4859-t01	1988	01/07/10	[*]	$133.17	815	27.2	[*]
4859-t01	1988	01/07/10	[*]	$133.17	815	27.2	[*]
4859-t01	1988	01/13/10	[*]	$133.17	809	27.0	[*]
4859-t01	1988	01/13/10	[*]	$133.17	809	27.0	[*]
4859-t01	1988	01/13/10	[*]	$133.17	809	27.0	[*]
4859-t01	1988	01/13/10	[*]	$133.17	809	27.0	[*]
4859-t01	1988	01/14/10	[*]	$133.17	808	26.9	[*]
4859-t01	1988	01/14/10	[*]	$133.17	808	26.9	[*]
4859-t01	1988	01/14/10	[*]	$133.17	808	26.9	[*]
4859-t01	1988	01/14/10	[*]	$133.17	808	26.9	[*]
4859-t01	1988	01/14/10	[*]	$133.17	808	26.9	[*]
4859-t01	1988	01/14/10	[*]	$133.17	808	26.9	[*]
4989-dn1	1826	12/14/09	[*]	$10.97	839	28.0	[*]
4989-dn1	1826	12/17/09	[*]	$10.97	836	27.9	[*]
4989-dn1	1826	12/29/09	[*]	$10.97	824	27.5	[*]
4570-n11	1940	12/09/09	[*]	$17.23	844	28.1	[*]
4937-dn01	1764	01/08/10	[*]	$54.83	814	27.1	[*]
4567-dn1	1870	12/17/09	[*]	$35.94	836	27.9	[*]
4567-dn1	1870	12/18/09	[*]	$35.94	835	27.8	[*]
4567-dn1	1870	12/28/09	[*]	$35.94	825	27.5	[*]
4567-dn1	1870	01/29/10	[*]	$35.94	793	26.4	[*]
4568-fd1	1880	12/03/09	[*]	$50.13	850	28.3	[*]
4886-dn1	1759	12/07/09	[*]	$129.47	846	28.2	[*]
4886-dn1	1759	12/03/09	[*]	$129.47	850	28.3	[*]
4568-fd1	1880	03/02/10	[*]	$50.13	761	25.4	[*]
4886-dn1	1759	03/02/10	[*]	$129.47	761	25.4	[*]
4567-dn1	1870	06/07/10	[*]	$35.94	664	22.1	[*]
4886-dn1	1759	01/15/10	[*]	$129.47	807	26.9	[*]
4567-dn1	1870	12/15/09	[*]	$35.94	838	27.9	[*]
4553-dn01	1872	04/15/10	[*]	$18.02	717	23.9	[*]
4570-n11	1940	06/14/10	[*]	$17.23	657	21.9	[*]
4886-dn1	1759	10/27/10	[*]	$129.47	522	17.4	[*]
4989-dn1	1826	10/26/10	[*]	$10.97	523	17.4	[*]
4570-n11	1940	06/07/10	[*]	$17.23	664	22.1	[*]
4859-t01	1988	04/09/10	[*]	$133.17	723	24.1	[*]
4859-t01	1988	01/14/10	[*]	$133.17	808	26.9	[*]
4859-t01	1988	01/13/10	[*]	$133.17	809	27.0	[*]
4859-t01	1988	01/13/10	[*]	$133.17	809	27.0	[*]
4859-t01	1988	01/14/10	[*]	$133.17	808	26.9	[*]
4859-t01	1988	01/15/10	[*]	$133.17	807	26.9	[*]
4859-t01	1988	01/13/10	[*]	$133.17	809	27.0	[*]
4543201	1580	05/12/09	[*]	$50.13	1055	35.2	[*]
4989-dn1	1826	03/19/10	[*]	$10.97	744	24.8	[*]
4989-dn1	1826	03/19/10	[*]	$10.97	744	24.8	[*]

US	INSTALLED	940WWVT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWX2	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WWV6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	793WNVT	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNWT	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNVF	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNW5	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNT5	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	793WNWV	InfoPrint 1872	1	[*]	[*]
US	INSTALLED	2401098	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401125	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401100	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0212979	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0212998	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	98A0LLY	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	35P1775	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17BB	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17GB	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17H0	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P17LH	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P1850	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	793P04F	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	98A0M3R	InfoPrint Color 1826	1	[*]	[*]
US	INSTALLED	98A0LYY - this is on a Supp for TO but in Washington	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M29	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M2B	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0LWW	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	0650381	InfoPrint 1580 MVP NA	1	[*]	[*]
US	INSTALLED	0210083	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0210097	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	94F1K89	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F1K91	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F1KMD	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F1KFF	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P2BZD	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P28VR	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	7945K1F	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945HPH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K3H	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K40	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K58	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7943DW8	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7943FZ3	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2402513	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402698	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402500	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402494	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402666	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0213597	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213202	InfoPrint Color 1769 MFP	1	[*]	[*]

4937-dn01	1764	03/17/10	[*]	$54.83	746	24.9	[*]
4937-dn01	1764	03/17/10	[*]	$54.83	746	24.9	[*]
4937-dn01	1764	03/18/10	[*]	$54.83	745	24.8	[*]
4553-d01	1872	03/17/10	[*]	$18.02	746	24.9	[*]
4553-d01	1872	03/17/10	[*]	$18.02	746	24.9	[*]
4553-d01	1872	03/18/10	[*]	$18.02	745	24.8	[*]
4553-d01	1872	03/18/10	[*]	$18.02	745	24.8	[*]
4553-d01	1872	03/19/10	[*]	$18.02	744	24.8	[*]
4553-d01	1872	03/19/10	[*]	$18.02	744	24.8	[*]
4589-t01	1988	03/17/10	[*]	$133.17	746	24.9	[*]
4589-t01	1988	03/18/10	[*]	$133.17	745	24.8	[*]
4589-t01	1988	03/19/10	[*]	$133.17	744	24.8	[*]
4887-dn1	1769	03/18/10	[*]	$154.13	745	24.8	[*]
4887-dn1	1769	03/18/10	[*]	$154.13	745	24.8	[*]
4989-dn1	1826	03/19/10	[*]	$10.97	744	24.8	[*]
4570-n11	1940	03/19/10	[*]	$17.23	744	24.8	[*]
4570-n11	1940	03/19/10	[*]	$17.23	744	24.8	[*]
4570-n11	1940	03/19/10	[*]	$17.23	744	24.8	[*]
4570-n11	1940	03/19/10	[*]	$17.23	744	24.8	[*]
4570-n11	1940	03/19/10	[*]	$17.23	744	24.8	[*]
4570-n11	1940	03/19/10	[*]	$17.23	744	24.8	[*]
4568-fd1	1880	04/30/10	[*]	$50.13	702	23.4	[*]
4989-dn1	1826	03/19/10	[*]	$10.97	744	24.8	[*]
4937-dn01	1826	03/19/10	[*]	$10.97	744	24.8	[*]
4989-dn1	1826	07/16/10	[*]	$10.97	625	20.8	[*]
4989-dn1	1826	07/16/10	[*]	$10.97	625	20.8	[*]
4989-dn1	1826	07/16/11	[*]	$10.97	260	8.7	[*]
4543-2001	1580	09/29/09	[*]	$50.13	915	30.5	[*]
4886-dn1	1759	09/29/09	[*]	$129.47	915	30.5	[*]
4886-dn1	1759	12/01/09	[*]	$129.47	852	28.4	[*]
4989-dn1	1826	07/13/10	[*]	$10.97	628	20.9	[*]
4989-dn1	1826	07/14/10	[*]	$10.97	627	20.9	[*]
4989-dn1	1826	07/14/10	[*]	$10.97	627	20.9	[*]
4989-dn1	1826	07/15/10	[*]	$10.97	626	20.9	[*]
4570-n11	1940	07/13/10	[*]	$17.23	628	20.9	[*]
4570-n11	1940	07/15/10	[*]	$17.23	626	20.9	[*]
4553-d01	1872	07/13/10	[*]	$18.02	628	20.9	[*]
4553-d01	1872	07/14/10	[*]	$18.02	627	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4568-fd1	1880	07/14/10	[*]	$50.13	627	20.9	[*]
4568-fd1	1880	07/15/10	[*]	$50.13	626	20.9	[*]
4859-t01	1988	07/13/10	[*]	$133.17	628	20.9	[*]
4859-t01	1988	07/13/10	[*]	$133.17	628	20.9	[*]
4859-t01	1988	07/14/10	[*]	$133.17	627	20.9	[*]
4859-t01	1988	07/15/10	[*]	$133.17	626	20.9	[*]
4859-t01	1988	07/15/10	[*]	$133.17	626	20.9	[*]
4887-dn1	1769	07/14/10	[*]	$154.13	627	20.9	[*]
4887-dn1	1769	07/15/10	[*]	$154.13	626	20.9	[*]

US	INSTALLED	0213415	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	98BON2R	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0TWX	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	98A0M0D	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P2BV2	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940X5CD	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5DR	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	7940ZXR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K42	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K50	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K65	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K82	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K7L	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793MN0W	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	7943G1D	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2402492	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402497	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0220123	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213653	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213716	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213673	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	94F1K8D	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F1KBZ	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	940X599	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X61N	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	7945K3W	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K4F	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K4W	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K5C	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K5D	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K62	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K63	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K6G	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945K6T	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7943DVB	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2402496	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	98A035N	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	793HVR3	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	35P2079	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P207D	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P207V	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P2088	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P2099	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20DF	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20F6	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20F8	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20K6	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940WX0H	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYV8	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940WYVP	InfoPrint Color 1764	1	[*]	[*]

4887-dn1	1769	07/15/10	[*]	$154.13	626	20.9	[*]
4989-dn1	1826	07/27/10	[*]	$10.97	614	20.5	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4989-dn1	1826	08/10/10	[*]	$10.97	600	20.0	[*]
4570-n11	1940	07/16/10	[*]	$17.23	625	20.8	[*]
4937-DN01	1764	07/19/10	[*]	$54.83	622	20.7	[*]
4937-DN01	1764	07/27/10	[*]	$54.83	614	20.5	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4553-d01	1872	07/27/10	[*]	$18.02	614	20.5	[*]
4859-t01	1870	07/23/10	[*]	$35.94	618	20.6	[*]
4568-fd1	1880	07/16/10	[*]	$50.13	625	20.8	[*]
4859-t01	1988	07/16/10	[*]	$133.17	625	20.8	[*]
4859-t01	1988	07/16/10	[*]	$133.17	625	20.8	[*]
4887-dn1	1759	08/24/10	[*]	$129.47	586	19.5	[*]
4887-dn1	1769	07/16/10	[*]	$154.13	625	20.8	[*]
4887-dn1	1769	07/16/10	[*]	$154.13	625	20.8	[*]
4887-dn1	1769	07/27/10	[*]	$154.13	614	20.5	[*]
4989-dn1	1826	07/16/10	[*]	$10.97	625	20.8	[*]
4989-dn1	1826	07/14/10	[*]	$10.97	627	20.9	[*]
4937-DN01	1764	08/02/10	[*]	$54.83	608	20.3	[*]
4937-DN01	1764	08/24/10	[*]	$54.83	586	19.5	[*]
4553-d01	1872	07/14/10	[*]	$18.02	627	20.9	[*]
4553-d01	1872	07/14/10	[*]	$18.02	627	20.9	[*]
4553-d01	1872	07/14/10	[*]	$18.02	627	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/14/10	[*]	$18.02	627	20.9	[*]
4553-d01	1872	07/15/10	[*]	$18.02	626	20.9	[*]
4553-d01	1872	07/14/10	[*]	$18.02	627	20.9	[*]
4553-d01	1872	07/14/10	[*]	$18.02	627	20.9	[*]
4568-fd1	1880	07/14/10	[*]	$50.13	627	20.9	[*]
4859-t01	1988	07/16/10	[*]	$133.17	625	20.8	[*]
4989-dn1	1826	10/03/09	[*]	$10.97	911	30.4	[*]
4568-fd1	1880	10/03/09	[*]	$50.13	911	30.4	[*]
4570-n11	1940	06/07/10	[*]	$17.23	664	22.1	[*]
4570-n11	1940	06/10/10	[*]	$17.23	661	22.0	[*]
4570-n11	1940	06/07/10	[*]	$17.23	664	22.1	[*]
4570-n11	1940	06/07/10	[*]	$17.23	664	22.1	[*]
4570-n11	1940	06/14/10	[*]	$17.23	657	21.9	[*]
4570-n11	1940	06/07/10	[*]	$17.23	664	22.1	[*]
4570-n11	1940	06/08/10	[*]	$17.23	663	22.1	[*]
4570-n11	1940	06/08/10	[*]	$17.23	663	22.1	[*]
4570-n11	1940	06/09/10	[*]	$17.23	662	22.1	[*]
4937-dn01	1764	05/27/10	[*]	$54.83	675	22.5	[*]
4937-dn01	1764	06/02/10	[*]	$54.83	669	22.3	[*]
4937-dn01	1764	06/02/10	[*]	$54.83	669	22.3	[*]

US	INSTALLED	940X0CZ	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0DM	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0DW	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0FC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0NC	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0NF	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0NX	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0P0	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0P6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0R3	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0R5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0R6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0RR	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0RT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0T1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	7941002	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941016	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941018	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941020	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941022	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941025	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941028	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941032	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79405WK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940ZYG	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794100R	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794100Z	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794101K	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794101M	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794101R	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794101T	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794101W	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794101X	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794101Y	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794102B	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794102R	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794102W	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794103G	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794103V	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794104P	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794105Z	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794109D	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794109G	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794109V	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410B2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410B4	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410B5	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410BF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410BH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410BK	InfoPrint 1872 Model	1	[*]	[*]

4937-dn01	1764	06/02/10	[*]	$54.83	669	22.3	[*]
4937-dn01	1764	06/04/10	[*]	$54.83	667	22.2	[*]
4937-dn01	1764	06/02/10	[*]	$54.83	669	22.3	[*]
4937-dn01	1764	05/26/10	[*]	$54.83	676	22.5	[*]
4937-dn01	1764	05/24/10	[*]	$54.83	678	22.6	[*]
4937-dn01	1764	06/02/10	[*]	$54.83	669	22.3	[*]
4937-dn01	1764	06/02/10	[*]	$54.83	669	22.3	[*]
4937-dn01	1764	05/24/10	[*]	$54.83	678	22.6	[*]
4937-dn01	1764	05/26/10	[*]	$54.83	676	22.5	[*]
4937-dn01	1764	05/26/10	[*]	$54.83	676	22.5	[*]
4937-dn01	1764	05/24/10	[*]	$54.83	678	22.6	[*]
4937-dn01	1764	06/02/10	[*]	$54.83	669	22.3	[*]
4937-dn01	1764	06/02/10	[*]	$54.83	669	22.3	[*]
4937-dn01	1764	05/27/10	[*]	$54.83	675	22.5	[*]
4937-dn01	1764	05/26/10	[*]	$54.83	676	22.5	[*]
4553-d01	1872	05/26/10	[*]	$18.02	676	22.5	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/15/10	[*]	$18.02	656	21.9	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	05/25/10	[*]	$18.02	677	22.6	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	06/03/10	[*]	$18.02	668	22.3	[*]
4553-d01	1872	06/03/10	[*]	$18.02	668	22.3	[*]
4553-d01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	06/15/10	[*]	$18.02	656	21.9	[*]
4553-d01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4553-d01	1872	06/09/10	[*]	$18.02	662	22.1	[*]
4553-d01	1872	06/10/10	[*]	$18.02	661	22.0	[*]
4553-d01	1872	05/26/10	[*]	$18.02	676	22.5	[*]
4553-d01	1872	06/10/10	[*]	$18.02	661	22.0	[*]
4553-d01	1872	06/10/10	[*]	$18.02	661	22.0	[*]
4553-d01	1872	06/14/10	[*]	$18.02	657	21.9	[*]
4553-d01	1872	06/10/10	[*]	$18.02	661	22.0	[*]
4553-d01	1872	05/26/10	[*]	$18.02	676	22.5	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/10/10	[*]	$18.02	661	22.0	[*]
4553-d01	1872	05/24/10	[*]	$18.02	678	22.6	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	06/03/10	[*]	$18.02	668	22.3	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/14/10	[*]	$18.02	657	21.9	[*]

US	INSTALLED	79410BP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410BT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410C1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410C2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410C3	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410C6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410C7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410CB	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410CL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410CW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410CX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410D1	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410D9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410DC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410F2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410GT	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410GV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410H0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410H6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410H7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410HH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410HK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410HP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793HRV3	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793VOWT	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793WNBN	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793WNC8	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793WND2	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793WND9	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793X11B	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	793X15R	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	79427WB	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7942GB5	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7942GC9	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7942GCV	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2400850	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2400852	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401092	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401619	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401634	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401785	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401786	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401794	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401796	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401800	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401801	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401810	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0213053	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213054	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213059	InfoPrint Color 1769 MFP	1	[*]	[*]

4553-d01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4553-d01	1872	06/03/10	[*]	$18.02	668	22.3	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	06/10/10	[*]	$18.02	661	22.0	[*]
4553-d01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4553-d01	1872	05/26/10	[*]	$18.02	676	22.5	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	05/26/10	[*]	$18.02	676	22.5	[*]
4553-d01	1872	05/26/10	[*]	$18.02	676	22.5	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	06/07/10	[*]	$18.02	664	22.1	[*]
4553-d01	1872	06/08/10	[*]	$18.02	663	22.1	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	06/14/10	[*]	$18.02	657	21.9	[*]
4553-d01	1872	06/14/10	[*]	$18.02	657	21.9	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	06/03/10	[*]	$18.02	668	22.3	[*]
4553-d01	1872	06/11/10	[*]	$18.02	660	22.0	[*]
4553-d01	1872	06/03/10	[*]	$18.02	668	22.3	[*]
4553-d01	1872	06/01/10	[*]	$18.02	670	22.3	[*]
4553-d01	1872	05/24/10	[*]	$18.02	678	22.6	[*]
4568-fd1	1880	05/26/10	[*]	$50.13	676	22.5	[*]
4568-fd1	1880	05/26/10	[*]	$50.13	676	22.5	[*]
4568-fd1	1880	05/25/10	[*]	$50.13	677	22.6	[*]
4568-fd1	1880	05/25/10	[*]	$50.13	677	22.6	[*]
4568-fd1	1880	05/25/10	[*]	$50.13	677	22.6	[*]
4568-fd1	1880	04/29/10	[*]	$50.13	703	23.4	[*]
4568-fd1	1880	05/27/10	[*]	$50.13	675	22.5	[*]
4568-fd1	1880	04/22/10	[*]	$50.13	710	23.7	[*]
4568-fd1	1880	06/15/10	[*]	$50.13	656	21.9	[*]
4568-fd1	1880	06/15/10	[*]	$50.13	656	21.9	[*]
4568-fd1	1880	06/11/10	[*]	$50.13	660	22.0	[*]
4568-fd1	1880	06/11/10	[*]	$50.13	660	22.0	[*]
4859-t01	1988	04/22/10	[*]	$133.17	710	23.7	[*]
4859-t01	1988	04/22/10	[*]	$133.17	710	23.7	[*]
4859-t01	1988	04/22/10	[*]	$133.17	710	23.7	[*]
4859-t01	1988	05/24/10	[*]	$133.17	678	22.6	[*]
4859-t01	1988	06/01/10	[*]	$133.17	670	22.3	[*]
4859-t01	1988	05/26/10	[*]	$133.17	676	22.5	[*]
4859-t01	1988	05/24/10	[*]	$133.17	678	22.6	[*]
4859-t01	1988	05/24/10	[*]	$133.17	678	22.6	[*]
4859-t01	1988	06/01/10	[*]	$133.17	670	22.3	[*]
4859-t01	1988	06/01/10	[*]	$133.17	670	22.3	[*]
4859-t01	1988	06/01/10	[*]	$133.17	670	22.3	[*]
4859-t01	1988	06/01/10	[*]	$133.17	670	22.3	[*]
4887-dn1	1769	06/03/10	[*]	$154.13	668	22.3	[*]
4887-dn1	1769	06/03/10	[*]	$154.13	668	22.3	[*]
4887-dn1	1769	06/03/10	[*]	$154.13	668	22.3	[*]

US	INSTALLED	0213064	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213177	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	940X31T	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZTM	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZTX	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZWG	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZX0	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZY0	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	94F0ZY8	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P1ZZL	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P2087	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P208R	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20HG	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20K3	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20KX	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20MG	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940X236	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X26F	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X26M	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X26V	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X26W	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X30P	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X31D	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X321	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X32B	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X32F	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3K6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3KV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3M6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3NV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3P1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X59H	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5CW	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5DT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X5FB	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	793YD7B	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941035	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941084	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793YD79	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793YD7F	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2D9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2DY	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794107R	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794108G	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794109Y	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410B6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410BV	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410CM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79427VK	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	7942G9K	InfoPrint 1880 MFP	1	[*]	[*]

4887-dn1	1769	05/26/10	[*]	$154.13	676	22.5	[*]
4887-dn1	1769	05/26/10	[*]	$154.13	676	22.5	[*]
4989-dn1	1826	06/23/10	[*]	$10.97	648	21.6	[*]
4989-dn1	1826	06/29/10	[*]	$10.97	642	21.4	[*]
4989-dn1	1826	06/28/10	[*]	$10.97	643	21.4	[*]
4989-dn1	1826	06/28/10	[*]	$10.97	643	21.4	[*]
4989-dn1	1826	06/28/10	[*]	$10.97	643	21.4	[*]
4989-dn1	1826	06/28/10	[*]	$10.97	643	21.4	[*]
4989-dn1	1826	06/28/10	[*]	$10.97	643	21.4	[*]
4570-n11	1940	06/24/10	[*]	$17.23	647	21.6	[*]
4570-n11	1940	06/18/10	[*]	$17.23	653	21.8	[*]
4570-n11	1940	06/18/10	[*]	$17.23	653	21.8	[*]
4570-n11	1940	06/18/10	[*]	$17.23	653	21.8	[*]
4570-n11	1940	06/18/10	[*]	$17.23	653	21.8	[*]
4570-n11	1940	06/24/10	[*]	$17.23	647	21.6	[*]
4570-n11	1940	06/21/10	[*]	$17.23	650	21.7	[*]
4937-DN01	1764	06/29/10	[*]	$54.83	642	21.4	[*]
4937-DN01	1764	07/01/10	[*]	$54.83	640	21.3	[*]
4937-DN01	1764	06/29/10	[*]	$54.83	642	21.4	[*]
4937-DN01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-DN01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-DN01	1764	07/02/10	[*]	$54.83	639	21.3	[*]
4937-DN01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-DN01	1764	06/29/10	[*]	$54.83	642	21.4	[*]
4937-DN01	1764	07/01/10	[*]	$54.83	640	21.3	[*]
4937-DN01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-DN01	1764	06/29/10	[*]	$54.83	642	21.4	[*]
4937-DN01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-DN01	1764	07/01/10	[*]	$54.83	640	21.3	[*]
4937-DN01	1764	07/02/10	[*]	$54.83	639	21.3	[*]
4937-DN01	1764	06/29/10	[*]	$54.83	642	21.4	[*]
4937-DN01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-DN01	1764	07/01/10	[*]	$54.83	640	21.3	[*]
4937-DN01	1764	06/30/10	[*]	$54.83	641	21.4	[*]
4937-DN01	1764	07/01/10	[*]	$54.83	640	21.3	[*]
4553-d01	1872	06/23/10	[*]	$18.02	648	21.6	[*]
4553-d01	1872	06/23/10	[*]	$18.02	648	21.6	[*]
4553-d01	1872	06/21/10	[*]	$18.02	650	21.7	[*]
4553-d01	1872	06/23/10	[*]	$18.02	648	21.6	[*]
4553-d01	1872	06/23/10	[*]	$18.02	648	21.6	[*]
4553-d01	1872	06/30/10	[*]	$18.02	641	21.4	[*]
4553-d01	1872	06/23/10	[*]	$18.02	648	21.6	[*]
4553-d01	1872	06/21/10	[*]	$18.02	650	21.7	[*]
4553-d01	1872	06/21/10	[*]	$18.02	650	21.7	[*]
4553-d01	1872	06/21/10	[*]	$18.02	650	21.7	[*]
4553-d01	1872	06/30/10	[*]	$18.02	641	21.4	[*]
4553-d01	1872	06/23/10	[*]	$18.02	648	21.6	[*]
4553-d01	1872	06/21/10	[*]	$18.02	650	21.7	[*]
4568-fd1	1880	06/18/10	[*]	$50.13	653	21.8	[*]
4568-fd1	1880	06/17/10	[*]	$50.13	654	21.8	[*]

US	INSTALLED	2401416	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401429	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401525	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401562	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401930	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402029	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402033	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402085	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402103	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402105	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402106	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402118	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402133	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402195	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402198	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402210	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402221	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402223	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402261	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402272	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402301	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402309	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402324	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0213051	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213204	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	79427XW	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P1ZZ2	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P209L	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20F9	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940X301	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3N4	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3NG	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X501	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X59N	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	7941063	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941080	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2B9	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2D6	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2D7	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793ZLVX	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794012H	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794108B	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793VFXN	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	2401420	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402032	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402077	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402167	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402182	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402297	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402314	InfoPrint 1988 MFP	1	[*]	[*]

4859-t01	1988	06/28/10	[*]	$133.17	643	21.4	[*]
4859-t01	1988	06/25/10	[*]	$133.17	646	21.5	[*]
4859-t01	1988	06/30/10	[*]	$133.17	641	21.4	[*]
4859-t01	1988	06/29/10	[*]	$133.17	642	21.4	[*]
4859-t01	1988	06/25/10	[*]	$133.17	646	21.5	[*]
4859-t01	1988	06/25/10	[*]	$133.17	646	21.5	[*]
4859-t01	1988	06/28/10	[*]	$133.17	643	21.4	[*]
4859-t01	1988	06/25/10	[*]	$133.17	646	21.5	[*]
4859-t01	1988	06/28/10	[*]	$133.17	643	21.4	[*]
4859-t01	1988	06/29/10	[*]	$133.17	642	21.4	[*]
4859-t01	1988	06/29/10	[*]	$133.17	642	21.4	[*]
4859-t01	1988	06/25/10	[*]	$133.17	646	21.5	[*]
4859-t01	1988	06/29/10	[*]	$133.17	642	21.4	[*]
4859-t01	1988	07/02/10	[*]	$133.17	639	21.3	[*]
4859-t01	1988	07/01/10	[*]	$133.17	640	21.3	[*]
4859-t01	1988	07/01/10	[*]	$133.17	640	21.3	[*]
4859-t01	1988	07/02/10	[*]	$133.17	639	21.3	[*]
4859-t01	1988	07/02/10	[*]	$133.17	639	21.3	[*]
4859-t01	1988	06/30/10	[*]	$133.17	641	21.4	[*]
4859-t01	1988	07/01/10	[*]	$133.17	640	21.3	[*]
4859-t01	1988	07/02/10	[*]	$133.17	639	21.3	[*]
4859-t01	1988	07/01/10	[*]	$133.17	640	21.3	[*]
4859-t01	1988	06/29/10	[*]	$133.17	642	21.4	[*]
4887-dn1	1769	06/17/10	[*]	$154.13	654	21.8	[*]
4887-dn1	1769	06/17/10	[*]	$154.13	654	21.8	[*]
4989-dn1	1826	07/12/10	[*]	$10.97	629	21.0	[*]
4570-n11	1940	07/13/10	[*]	$17.23	628	20.9	[*]
4570-n11	1940	07/15/10	[*]	$17.23	626	20.9	[*]
4570-n11	1940	07/08/10	[*]	$17.23	633	21.1	[*]
4937-DN01	1764	07/08/10	[*]	$54.83	633	21.1	[*]
4937-DN01	1764	07/12/10	[*]	$54.83	629	21.0	[*]
4937-DN01	1764	07/08/10	[*]	$54.83	633	21.1	[*]
4937-DN01	1764	07/14/10	[*]	$54.83	627	20.9	[*]
4937-DN01	1764	07/06/10	[*]	$54.83	635	21.2	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/06/10	[*]	$18.02	635	21.2	[*]
4553-d01	1872	07/06/10	[*]	$18.02	635	21.2	[*]
4553-d01	1872	07/12/10	[*]	$18.02	629	21.0	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4553-d01	1872	07/16/10	[*]	$18.02	625	20.8	[*]
4568-fd1	1880	07/06/10	[*]	$50.13	635	21.2	[*]
4859-t01	1988	07/14/10	[*]	$133.17	627	20.9	[*]
4859-t01	1988	07/14/10	[*]	$133.17	627	20.9	[*]
4859-t01	1988	07/14/10	[*]	$133.17	627	20.9	[*]
4859-t01	1988	07/06/10	[*]	$133.17	635	21.2	[*]
4859-t01	1988	07/06/10	[*]	$133.17	635	21.2	[*]
4859-t01	1988	07/13/10	[*]	$133.17	628	20.9	[*]
4859-t01	1988	07/08/10	[*]	$133.17	633	21.1	[*]

US	INSTALLED	0213435	InfoPrint Color 1769	1	[*]	[*]
US	INSTALLED	0213236	InfoPrint Color 1769	1	[*]	[*]
US	INSTALLED	0213255	InfoPrint Color 1769	1	[*]	[*]
US	INSTALLED	0213331	InfoPrint Color 1769	1	[*]	[*]
US	INSTALLED	0213344	InfoPrint Color 1769	1	[*]	[*]
US	INSTALLED	0213359	InfoPrint Color 1769	1	[*]	[*]
US	INSTALLED	0213494	InfoPrint Color 1769	1	[*]	[*]
US	INSTALLED	0213505	InfoPrint Color 1769	1	[*]	[*]
US	INSTALLED	98AD35N	InfoPrint Color 1826 MFP	1	[*]	[*]
US	INSTALLED	35P241T	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P20K8	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P242C	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P2BZK	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P2BZ9	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940X30M	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X4Z5	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	7941087	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941042	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941092	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941093	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941089	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2DD	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794100B	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794106Y	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410C8	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410CH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410CR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2DH	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941088	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2DF	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410KC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410GZ	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2DW	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410HM	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941049	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79405VK	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7945N56	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	7945N7D	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	7945NCF	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	7945ND9	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	7946C74	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	2402217	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402097	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0213722	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213697	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	35P26Y1	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	940X0PT	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X0T6	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X31T	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3KY	InfoPrint Color 1764	1	[*]	[*]

4887-dn1	1759	07/06/10	[*]	$129.47	635	21.2	[*]
4887-dn1	1769	07/13/10	[*]	$154.13	628	20.9	[*]
4887-dn1	1769	07/08/10	[*]	$154.13	633	21.1	[*]
4887-dn1	1769	07/08/10	[*]	$154.13	633	21.1	[*]
4887-dn1	1769	07/08/10	[*]	$154.13	633	21.1	[*]
4887-dn1	1769	07/13/10	[*]	$154.13	628	20.9	[*]
4887-dn1	1769	07/15/10	[*]	$154.13	626	20.9	[*]
4887-dn1	1769	07/08/10	[*]	$154.13	633	21.1	[*]
4989-dn1	1826	07/30/10	[*]	$10.97	611	20.4	[*]
4570-n11	1940	07/19/10	[*]	$17.23	622	20.7	[*]
4570-n11	1940	07/22/10	[*]	$17.23	619	20.6	[*]
4570-n11	1940	07/27/10	[*]	$17.23	614	20.5	[*]
4570-n11	1940	07/28/10	[*]	$17.23	613	20.4	[*]
4570-n11	1940	07/28/10	[*]	$17.23	613	20.4	[*]
4937-DN01	1764	07/19/10	[*]	$54.83	622	20.7	[*]
4937-DN01	1764	07/20/10	[*]	$54.83	621	20.7	[*]
4553-d01	1872	07/19/10	[*]	$18.02	622	20.7	[*]
4553-d01	1872	07/20/10	[*]	$18.02	621	20.7	[*]
4553-d01	1872	07/20/10	[*]	$18.02	621	20.7	[*]
4553-d01	1872	07/20/10	[*]	$18.02	621	20.7	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	07/23/10	[*]	$18.02	618	20.6	[*]
4553-d01	1872	07/27/10	[*]	$18.02	614	20.5	[*]
4553-d01	1872	07/27/10	[*]	$18.02	614	20.5	[*]
4553-d01	1872	07/28/10	[*]	$18.02	613	20.4	[*]
4553-d01	1872	07/28/10	[*]	$18.02	613	20.4	[*]
4553-d01	1872	07/29/10	[*]	$18.02	612	20.4	[*]
4553-d01	1872	07/29/10	[*]	$18.02	612	20.4	[*]
4553-d01	1872	07/29/10	[*]	$18.02	612	20.4	[*]
4553-d01	1872	07/30/10	[*]	$18.02	611	20.4	[*]
4553-d01	1872	08/02/10	[*]	$18.02	608	20.3	[*]
4553-d01	1872	08/04/10	[*]	$18.02	606	20.2	[*]
4553-d01	1872	08/04/10	[*]	$18.02	606	20.2	[*]
4553-d01	1872	08/11/10	[*]	$18.02	599	20.0	[*]
4553-d01	1872	08/12/10	[*]	$18.02	598	19.9	[*]
4553-d01	1872	08/12/10	[*]	$18.02	598	19.9	[*]
4567-dn1	1870	07/21/10	[*]	$35.94	620	20.7	[*]
4567-dn1	1870	07/21/10	[*]	$35.94	620	20.7	[*]
4567-dn1	1870	07/21/10	[*]	$35.94	620	20.7	[*]
4567-dn1	1870	07/21/10	[*]	$35.94	620	20.7	[*]
4567-dn1	1870	07/21/10	[*]	$35.94	620	20.7	[*]
4859-t01	1988	07/27/10	[*]	$133.17	614	20.5	[*]
4859-t01	1988	07/27/10	[*]	$133.17	614	20.5	[*]
4887-dn1	1769	08/02/10	[*]	$154.13	608	20.3	[*]
4887-dn1	1769	08/12/10	[*]	$154.13	598	19.9	[*]
4570-n11	1940	09/03/10	[*]	$17.23	576	19.2	[*]
4937-dn01	1764	06/01/10	[*]	$54.83	670	22.3	[*]
4937-dn01	1764	06/04/10	[*]	$54.83	667	22.2	[*]
4937-DN01	1764	06/23/10	[*]	$54.83	648	21.6	[*]
4937-DN01	1764	06/29/10	[*]	$54.83	642	21.4	[*]

US	INSTALLED	7941732	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941012	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7940127	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410L2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79405VL	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794012M	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794108R	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	794109M	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410BR	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793YD87	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z2DC	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	2401954	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2401958	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402318	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	2402265	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED	0213291	InfoPrint Color 1769	1	[*]	[*]
US	INSTALLED	0213467	InfoPrint Color 1769	1	[*]	[*]
US	INSTALLED	72H1GPY	InfoPrint 1822	1	[*]	[*]
US	INSTALLED	72H1GR9	InfoPrint 1822	1	[*]	[*]
US	INSTALLED	72H1HY4	InfoPrint 1822	1	[*]	[*]
US	INSTALLED	72H1K00	InfoPrint 1822	1	[*]	[*]
US	INSTALLED	72H1HZH	InfoPrint 1822	1	[*]	[*]
US	INSTALLED	72H1GNV	InfoPrint 1822	1	[*]	[*]
US	INSTALLED	79410D0	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793Z286	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410D2	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	0213706	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213418	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213719	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0213063	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	794108Y	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	793V0WT	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	79427VZ	InfoPrint 1880 MFP	1	[*]	[*]
US	INSTALLED	35P20M9	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	98B0N2R	InfoPrint 1826 MFP	1	[*]	[*]
US	INSTALLED	0212984	InfoPrint Color 1759 MFP	1	[*]	[*]
US	INSTALLED	0213050	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	940X9CV	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X9C1	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3K7	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3MR	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X3NR	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	940X991	InfoPrint Color 1764	1	[*]	[*]
US	INSTALLED	214372	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0215264	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	0214941	InfoPrint Color 1769 MFP	1	[*]	[*]
US	INSTALLED	7945NCC	InfoPrint 1870 MFP	1	[*]	[*]
US	INSTALLED	7941021	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	7941082	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	79410C0	InfoPrint 1872 Model	1	[*]	[*]

4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/17/10	[*]	$18.02	593	19.8	[*]
4553-d01	1872	08/27/10	[*]	$18.02	583	19.4	[*]
4553-d01	1872	08/31/10	[*]	$18.02	579	19.3	[*]
4553-d01	1872	09/08/10	[*]	$18.02	571	19.0	[*]
4553-d01	1872	06/02/10	[*]	$18.02	669	22.3	[*]
4553-d01	1872	06/04/10	[*]	$18.02	667	22.2	[*]
4553-d01	1872	07/07/10	[*]	$18.02	634	21.1	[*]
4553-d01	1872	07/07/10	[*]	$18.02	634	21.1	[*]
4859-t01	1988	08/31/10	[*]	$133.17	579	19.3	[*]
4859-t01	1988	09/10/10	[*]	$133.17	569	19.0	[*]
4859-t01	1988	07/06/10	[*]	$133.17	635	21.2	[*]
4859-t01	1988	07/07/10	[*]	$133.17	634	21.1	[*]
4887-dn1	1769	07/09/10	[*]	$154.13	632	21.1	[*]
4887-dn1	1769	07/09/10	[*]	$154.13	632	21.1	[*]
4565-dn1	1822	10/19/10	[*]	$8.62	530	17.7	[*]
4565-dn1	1822	10/19/10	[*]	$8.62	530	17.7	[*]
4565-dn1	1822	10/19/10	[*]	$8.62	530	17.7	[*]
4565-dn1	1822	10/19/10	[*]	$8.62	530	17.7	[*]
4565-dn1	1822	10/19/10	[*]	$8.62	530	17.7	[*]
4565-dn1	1822	10/19/10	[*]	$8.62	530	17.7	[*]
4553-d01	1872	07/21/10	[*]	$18.02	620	20.7	[*]
4553-d01	1872	09/14/10	[*]	$18.02	565	18.8	[*]
4553-d01	1872	10/26/10	[*]	$18.02	523	17.4	[*]
4887-dn1	1769	09/14/10	[*]	$154.13	565	18.8	[*]
4887-dn1	1769	10/06/10	[*]	$154.13	543	18.1	[*]
4887-dn1	1769	11/09/10	[*]	$154.13	509	17.0	[*]
4887-dn1	1769	06/18/10	[*]	$154.13	653	21.8	[*]
4553-d01	1872	06/22/10	[*]	$18.02	649	21.6	[*]
4568-fd1	1880	04/12/10	[*]	$50.13	720	24.0	[*]
4568-fd1	1880	09/30/10	[*]	$50.13	549	18.3	[*]
4570-n11	1940	06/18/10	[*]	$17.23	653	21.8	[*]
4989-dn1	1826	07/27/11	[*]	$10.97	249	8.3	[*]
4887-dn1	1759	04/13/10	[*]	$129.47	719	24.0	[*]
4887-dn1	1769	04/16/10	[*]	$154.13	716	23.9	[*]
4937-DN01	1764	02/17/11	[*]	$54.83	409	13.6	[*]
4937-DN01	1764	02/18/11	[*]	$54.83	408	13.6	[*]
4937-DN01	1764	02/25/11	[*]	$54.83	401	13.4	[*]
4937-DN01	1764	02/25/11	[*]	$54.83	401	13.4	[*]
4937-DN01	1764	02/24/11	[*]	$54.83	402	13.4	[*]
4937-DN01	1764	02/25/11	[*]	$54.83	401	13.4	[*]
4887-dn1	1769	01/28/11	[*]	$154.13	429	14.3	[*]
4887-dn1	1769	03/02/11	[*]	$154.13	396	13.2	[*]
4887-dn1	1769	03/04/11	[*]	$154.13	394	13.1	[*]
4567-dn1	1870	01/28/11	[*]	$35.94	429	14.3	[*]
4553-d01	1872	02/03/11	[*]	$18.02	423	14.1	[*]
4553-d01	1872	02/09/11	[*]	$18.02	417	13.9	[*]
4553-d01	1872	02/09/11	[*]	$18.02	417	13.9	[*]

US	INSTALLED	7945KTP	InfoPrint 1872 Model	1	[*]	[*]
US	INSTALLED	35P243F	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	35P292M	InfoPrint 1940 MFP	1	[*]	[*]
US	INSTALLED	2402139	InfoPrint 1988 MFP	1	[*]	[*]
US	INSTALLED		Features			[*]
US	INSTALLED		Features			[*]
US	INSTALLED		Features			[*]
US	INSTALLED		Features			[*]
US	INSTALLED		Features			[*]
US	INSTALLED		Features			[*]
US	INSTALLED		Features			[*]
US	INSTALLED		Features			[*]
US	INSTALLED		Features			[*]
US	INSTALLED		Features			[*]
EMEA	INSTALLED		Features			[*]

4553-d01	1872	02/09/11	[*]	$18.02	417	13.9	[*]
4553-d01	1872	02/24/11	[*]	$18.02	402	13.4	[*]
4570-n11	1940	01/28/11	[*]	$17.23	429	14.3	[*]
4570-n11	1940	03/02/11	[*]	$17.23	396	13.2	[*]
4859-t01	1988	02/10/11	[*]	$133.17	416	13.9	[*]
		11/01/09	[*]	$1,531.90	882	29.4	[*]
		02/01/10	[*]	$73.32	790	26.3	[*]
		04/01/10	[*]	$741.13	731	24.4	[*]
		06/01/10	[*]	$855.27	670	22.3	[*]
		07/01/10	[*]	$821.48	640	21.3	[*]
		08/01/10	[*]	$865.67	609	20.3	[*]
		09/01/10	[*]	$853.21	578	19.3	[*]
		10/01/10	[*]	$767.32	548	18.3	[*]
		11/01/10	[*]	$976.96	517	17.2	[*]
		12/01/10	[*]	$520.03	487	16.2	[*]
		01/01/11	[*]	$4,468.09	456	15.2	[*]

P/N	Description	Install Location	Qty	Unit Price (US $$)	Total Charge	Date Charged
39V0945	Finisher 2/3-Hole (1580 MFP Model 4543-201)	[*]	1	[*]	[*]	Nov-09
39V2288	Standard Finisher (3 Hole)	[*]	1	[*]	[*]	Nov-09
39V0945	1580 Finisher 2/3-Hole	[*]	1	[*]	[*]	Nov-09
39V2288	Standard Finisher (3 Hole)	[*]	1	[*]	[*]	Nov-09
39V0945	1580 Finisher 2/3-Hole	[*]	1	[*]	[*]	Nov-09
39V2288	Color 1759 MFP Standard Finisher (3 hole)	[*]	1	[*]	[*]	Nov-09
39V3616	1988 V.34 Fax Card	[*]	17	[*]	[*]	Nov-09
39V2288	Color 1759 MFP Standard Finisher (3 hole)	[*]	8	[*]	[*]	Nov-09
39V2954	1872 550 Sheet Drawer	[*]	2	[*]	[*]	Nov-09
39V3588	1872 Caster Base	[*]	2	[*]	[*]	Nov-09
39V3616	1988 V.34 Fax Card	[*]	36	[*]	[*]	Nov-09
39V2288	InfoPrint Color 1759 MFP Standard Finisher (3-hole)	[*]	6	[*]	[*]	Nov-09
39V3616	InfoPrint 1988 MVP V.34 Fax Card	[*]	5	[*]	[*]	Nov-09
39V2288	InfoPrint Color 1759 MFP Standard Finisher (3-hole)	[*]	3	[*]	[*]	Nov-09
39V3616	InfoPrint 1988 MVP V.34 Fax Card	[*]	6	[*]	[*]	Nov-09
39V2288	InfoPrint Color 1759 MFP Standard Finisher (3-hole)	[*]	4	[*]	[*]	Nov-09
39V2288	InfoPrint Color 1759 MFP Standard Finisher (3-hole)	[*]	3	[*]	[*]	Nov-09
39V2288	InfoPrint Color 1759 MFP Standard Finisher (3-hole)	[*]	10	[*]	[*]	Nov-09
39V3616	InfoPrint 1988 MVP V.34 Fax Card	[*]	4	[*]	[*]	Nov-09
39V0945	Finisher 2/3-Hole	[*]	2	[*]	[*]	Nov-09
39V2288	InfoPrint Color 1759 MFP Standard Finisher (3-hole)	[*]	10	[*]	[*]	Nov-09
39V3616	InfoPrint 1988 MVP V.34 Fax Card	[*]	4	[*]	[*]	Nov-09
39V2288	InfoPrint Color 1759 MFP Standard Finisher (3-hole)	[*]	1	[*]	[*]	Nov-09
39V3616	InfoPrint 1988 MVP V.34 Fax Card	[*]	3	[*]	[*]	Nov-09

1106

39V2288	InfoPrint Color 1759 MFP Standard Finisher (3-hole)	[*]	10	[*]	[*]	Nov-09
39V1498	1764 500 Sheet Drawer	[*]	10	[*]	[*]	Sep-10
29V2904	1826 650 Sheet Duo Drawer	[*]	10	[*]	[*]	Sep-10
39V3438	1940 550 Sheet Drawer with Tray	[*]	10	[*]	[*]	Sep-10
39V2288	Color 1759/1769 MFP Standard Finisher (3 hole)	[*]	1	[*]	[*]	Sep-10
39V1498	1764 500 Sheet Drawer	[*]	26	[*]	[*]	Sep-10
39V2904	1826 650 Sheet Duo Drawer	[*]	15	[*]	[*]	Sep-10
39V3439	1940 550 Sheet Drawer with Tray	[*]	15	[*]	[*]	Sep-10
39V3420	80 GB Hard Disk	[*]	10	[*]	[*]	Sep-10
39V2904	1826 650 Sheet Duo Drawer	[*]	5	[*]	[*]	Sep-10
75P6441	IP 1464/1454 - Printer Stand	[*]	19	[*]	[*]	Sep-10
39V3588	InfoPrint 1832/52/72 & 1850/60/70 MFP Caster Base	[*]	7	[*]	[*]	Sep-10
39V2954	1870 550 Sheet Drawer	[*]	4	[*]	[*]	Sep-10
39V2288	Color 1759/1769 MFP Standard Finisher (3 hole)	[*]	1	[*]	[*]	Sep-10
39V1498	1764 500 Sheet Drawer	[*]	3	[*]	[*]	Sep-10
39V2904	1826 650 Sheet Duo Drawer	[*]	2	[*]	[*]	Sep-10
75P6441	IP 1464/1454 - Printer Stand	[*]	1	[*]	[*]	Sep-10
39V2288	Color 1759/1769 MFP Standard Finisher (3 hole)	[*]	10	[*]	[*]	Sep-10
39V1501	2000 Sheet Drawer - 1764	[*]	1	[*]	[*]	Oct-10
39V1501	2000 Sheet Drawer - 1764	[*]	1	[*]	[*]	Oct-10
39V0945	Finisher 2/3-Hole	[*]	3	[*]	[*]	Oct-10
39V1498	1764 500 Sheet Drawer	[*]	50	[*]	[*]	Oct-10
39V2904	1826 650 Sheet Duo Drawer	[*]	25	[*]	[*]	Oct-10
39V3439	1940 550 Sheet Drawer with Tray	[*]	10	[*]	[*]	Oct-10
39V3932	1872 Drawer	[*]	20	[*]	[*]	Oct-10

1107

39V3588	InfoPrint 1832/52/72 & 1850/60/70 MFP Caster Base	[*]	6	[*]	[*]	Oct-10
75P6988	512MB SDRAM - 1764	[*]	4	[*]	[*]	Oct-10
39V3416	512MB SD RAM 100 PIN - 1870	[*]	4	[*]	[*]	Oct-10
39V3362	512MB SDRAM - 1826	[*]	2	[*]	[*]	Oct-10
39V3588	InfoPrint 1832/52/72 & 1850/60/70 MFP Caster Base	[*]	7	[*]	[*]	Oct-10
39V2954	1870 550 Sheet Drawer	[*]	7	[*]	[*]	Oct-10
75P6441	IP 1464/1454 - Printer Stand	[*]	1	[*]	[*]	Oct-10
28P2019	1764 Staples	[*]	2	[*]	[*]	Oct-10
39V1498	1764 500 Sheet Drawer	[*]	1	[*]	[*]	Oct-10
39V2954	1870 550 Sheet Drawer	[*]	10	[*]	[*]	Oct-10
39V3588	InfoPrint 1832/52/72 & 1850/60/70 MFP Caster Base	[*]	1	[*]	[*]	Oct-10
39V1498	1764 500 Sheet Drawer	[*]	50	[*]	[*]	Nov-10
39V2954	1870 550 Sheet Drawer	[*]	40	[*]	[*]	Nov-10
39V3588	InfoPrint 1832/52/72 & 1850/60/70 MFP Caster Base	[*]	5	[*]	[*]	Nov-10
75P6988	512MB SDRAM - 1764	[*]	10	[*]	[*]	Nov-10
39V3416	512MB SD RAM 100 PIN - 1870	[*]	10	[*]	[*]	Nov-10
39V3362	512MB SDRAM - 1826	[*]	10	[*]	[*]	Nov-10
39V2288	Color 1759/1769 MFP Standard Finisher (3 hole)	[*]	2	[*]	[*]	Nov-10
39V0945	Finisher 2/3-Hole	[*]	2	[*]	[*]	Nov-10
39V1498	1764 500 Sheet Drawer	[*]	40	[*]	[*]	Nov-10
39V2954	1870 550 Sheet Drawer	[*]	40	[*]	[*]	Dec-10
39V3588	InfoPrint 1832/52/72 & 1850/60/70 MFP Caster Base	[*]	5	[*]	[*]	Dec-10
75P6988	512MB SDRAM - 1764	[*]	30	[*]	[*]	Dec-10
39V3416	512MB SD RAM 100 PIN - 1870	[*]	5	[*]	[*]	Dec-10
39V3362	512MB SDRAM - 1826	[*]	20	[*]	[*]	Dec-10

1108

30V1500	Color 1764 Duplex Unit	[*]	1
39V3616	InfoPrint 1988 MVP V.34 Fax Card	[*]	10	[*]	[*]	Feb-10
39V0945	Finisher 2/3-Hole	[*]	2	[*]	[*]	Feb-10
39V2288	Color 1759 MFP Standard Finisher (3 hole)	[*]	10	[*]	[*]	Apr-10
39V2288	Color 1759 MFP Standard Finisher (3 hole)	[*]	10	[*]	[*]	Apr-10
39V1507	1764 StapleSmart Finisher	[*]	24	[*]	[*]	Apr-10
39V2904	1826 650 Sheet Duo Drawer	[*]	10	[*]	[*]	Apr-10
39V3438	1940 550 Sheet Drawer with Tray	[*]	10	[*]	[*]	Jun-10
39V1498	1764 500 Sheet Drawer	[*]	10	[*]	[*]	Jun-10
39V2288	Color 1759/1769 MFP Standard Finisher (3 hole)	[*]	10	[*]	[*]	Jun-10
39V0945	Finisher 2/3-Hole	[*]	6	[*]	[*]	Jun-10
39V1507	1764 StapleSmart Finisher	[*]	10	[*]	[*]	Jun-10
39V1498	1764 500 Sheet Drawer	[*]	10	[*]	[*]	Jun-10
29V2904	1826 650 Sheet Duo Drawer	[*]	10	[*]	[*]	Jun-10
39V3438	1940 550 Sheet Drawer with Tray	[*]	10	[*]	[*]	Jun-10
39V2288	Color 1759/1769 MFP Standard Finisher (3 hole)	[*]	1	[*]	[*]	Jun-10
39V1507	1764 StapleSmart Finisher	[*]	3	[*]	[*]	Jun-10
39V1498	1764 500 Sheet Drawer	[*]	10	[*]	[*]	Jun-10
39V2904	1826 650 Sheet Duo Drawer	[*]	10	[*]	[*]	Jun-10
39V3438	1940 550 Sheet Drawer with Tray	[*]	10	[*]	[*]	Jun-10
39V1498	1764 500 Sheet Drawer	[*]	3	[*]	[*]	Jun-10
39V3439	1940 550 Sheet Drawer with Tray	[*]	7	[*]	[*]	Jun-10
39V2904	1826 650 Sheet Duo Drawer	[*]	4	[*]	[*]	Jun-10
39V2288	Color 1759/1769 MFP Standard Finisher (3 hole)	[*]	5	[*]	[*]	Jul-10
39V0945	Finisher 2/3-Hole	[*]	16	[*]	[*]	Jul-10

1109

39V2288	Color 1759/1769 MFP Standard Finisher (3 hole)	[*]	7	[*]	[*]	Jul-10
39V2904	1826 650 Sheet Duo Drawer	[*]	6	[*]	[*]	Jul-10
39V3438	1940 550 Sheet Drawer with Tray	[*]	4	[*]	[*]	Jul-10
39V1507	1764 StapleSmart Finisher	[*]	4	[*]	[*]	Jul-10
39V1498	1764 500 Sheet Drawer	[*]	4	[*]	[*]	Jul-10
39V0945	Finisher 2/3-Hole	[*]	9	[*]	[*]	Jul-10
39V3420	80 GB Hard Disk	[*]	4	[*]	[*]	Aug-10
39V2288	Color 1759/1769 MFP Standard Finisher (3 hole)	[*]	5	[*]	[*]	Aug-10
39V1498	1764 500 Sheet Drawer	[*]	20	[*]	[*]	Aug-10
39V3439	1940 550 Sheet Drawer with Tray	[*]	10	[*]	[*]	Aug-10
39V2962	400-Sheet Universally Adjustable Tray	[*]	20	[*]	[*]	Aug-10
39V2288	Color 1759/1769 MFP Standard Finisher (3 hole)	[*]	4	[*]	[*]	Aug-10
39V0945	Finisher 2/3-Hole	[*]	18	[*]	[*]	Aug-10
39V1507	1764 StapleSmart Finisher	[*]	10	[*]	[*]	Aug-10
				US	[*]

					Date	Amount
					Nov-09	[*]
					Feb-10	[*]
					Apr-10	[*]
					Jun-10	[*]
					Jul-10	[*]
					Aug-10	[*]
					Sep-10	[*]
					Oct-10	[*]
					Nov-10	[*]
					Dec-10	[*]

						[*]

1110

P/N	Description	Install Location	Qty	Unit Price (US $$)	Total Charge
39V0944	2000 Sheet Dual Input	[*]	1	[*]	[*]
39V0944	2000 Sheet Dual Input	[*]	1	[*]	[*]
39V0946	Finisher 2/4 Hole	[*]	1	[*]	[*]
39V0946	Finisher 2/4 Hole	[*]	1	[*]	[*]
39V0947	High Capacity Feeder	[*]	1	[*]	[*]
39V0947	High Capacity Feeder	[*]	1	[*]	[*]
39V2288	Color 1759 MFP Standard Finisher (3 hole)	[*]	1	[*]	[*]
39V2288	Color 1759 MFP Standard Finisher (3 hole)	[*]	1	[*]	[*]
39V3616	V.34 Fax Card	[*]	1	[*]	[*]
39V3616	1988 V.34 Fax Card	[*]	1	[*]	[*]
					[*]

2010
P/N	Description		Type	Model	Feature Price

Color Devices

	InfoPrint Color	1826-MFP	4989	DN2
39V3932	650 sheet drawer				[*]

	InfoPrint Color	1764-DN2	4937	DN2
39V1498	500 sheet drawer				[*]
39V1501	2000 sheet drawer				[*]
39V1503	Output Expander				[*]
39V1504	5 bin mailbox				[*]
39V1507	Staple Smart finisher				[*]
75P6441	Printer Stand				[*]

	InfoPrint Color	1764-MFP	4899	002
	delta vs. 1764-DN2				[*]

	InfoPrint Color	1759-MFP	4886	DN2
39V2290	Finisher 2/4 Hole				[*]
39V2291	Booklet Finisher 2/4 Hole				[*]

	InfoPrint Color	1769-MFP	4887	DN2
39V2290	Finisher 2/4 Hole				[*]
39V2291	Booklet Finisher 2/4 Hole				[*]

B/W Devices
	InfoPrint	1822-DN2	4553	DN2
39V3439	550 sheet drawer				[*]

Austria I	Austria II	Denmark	Finland	Norway	Sweden

0	2	1	0	1	1
0	2	1	0	0	0

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

1	0	0	1	0	0
1	0	0	1	0	0

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

3	3	1	1	1	5
3	3	1	1	1	5
0	0	0	0	0	0

0	0	0	0	0	0
0	0	0	0	0	0

Spain	Greece	Belgium	France	Italy	UK	Germany I

12	6	2	2	0	8	1
12	4	0	0	0	7	0

0	0	0	2	0	2	1
0	0	0	3	0	3	1
0	0	0	0	0	1	1
0	0	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	1	0	1	0

0	0	0	0	3	0	0
0	0	0	0	3	0	0

0	0	0	0	0	1	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0

2	2	2	5	2	19	0
2	2	2	5	2	9	0
0	0	0	0	0	0	0

0	0	0	0	0	0	0
0	0	0	0	0	0	0

Switzerland	NL	NL SAP	Features UK	Features Switzerland	Features Rest EMEA

1	0	0
1	0	0	[*]	[*]	[*]

0	0	1
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]

1	10	0
1	10	0	[*]	[*]	[*]

0	1	0
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]

1	0	0
1	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]

0	0	0
0	0	0	[*]	[*]	[*]

	InfoPrint	1872-DN2	4553	DN2
39V2953	250 sheet drawer				[*]
39V2954	550 sheet drawer				[*]
39V2957	2000 sheet drawer				[*]
39V3534	output expander				[*]
39V3533	staple smart finisher				[*]
39V3535	5 bin mailbox				[*]
39V3536	HCF output stacker				[*]
39V3420	80 GB HDD				[*]
[*]
	InfoPrint	1940-MFP	4570	N12	[*]
39V3438	250 sheet drawer				[*]
39V3439	550 sheet drawer				[*]
[*]
	InfoPrint	1870-MFP	4567	DN2	[*]
39V2953	250 sheet drawer				[*]
39V2954	550 sheet drawer				[*]
39V2957	2000 sheet drawer				[*]
39V3588	Caster Base				[*]
[*]
	InfoPrint	1880-MFP	4568	fd2	[*]
39V2963	550 sheet drawer				[*]
39V3588	Caster Base				[*]

	InfoPrint	1880-MFP	4568	bd2

1	1	0	0	0	0
0	0	0	0	0	0
1	2	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	1
0	0	0	0	0	0
0	0	0	0	0	0

0	1	0	0	0	0
0	0	0	0	0	0
0	2	0	0	0	0
0	0	0	0	0	0
2	1	0	0	0	0

2	1	0	0	0	0
0	1	0	0	0	0
2	1	0	0	0	0

0	0	0	0	0	0

8	0	2	15	4	9	2
0	0	0	0	4	0	0
8	0	0	11	0	12	2
0	0	0	0	0	1	0
0	0	0	0	0	0	0
0	0	0	1	0	0	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0

0	0	5	1	14	7	1
0	0	0	0	0	0	0
0	0	0	1	14	7	0

0	0	0	1	0	14	0
0	0	0	0	0	0	0
0	0	0	1	0	14	0
0	0	0	1	0	2	0
0	0	0	1	0	2	0

0	0	0	0	0	11	0
0	0	0	0	0	4	0
0	0	0	0	0	13	0

0	0	0	0	0	0	0

1	3	26
0	0	0	[*]	[*]	[*]
1	4	26	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]

0	1	0
0	1	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]

0	2	0
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]

1	0	0
0	0	0	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]

0	0	0

39V2963	550 sheet drawer				[*]

	InfoPrint	1988-MFP	4859	002
39V0943	2 x 500 sheet drawer				[*]
39V0944	2000 sheet dual input drawer				[*]
39V0947	2000 High Capacity Feeder				[*]
39V0946	2/4 hole standard finisher				[*]
39V3616	V.34 Fax Card				[*]

	sum devices incl. Features in EURO			106
sum devices incl. Features in US $

0	0	0	0	0	0

0	4	0	0	0	0
0	4	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	4	0	0	0	0
0	4	0	0	0	0

0	16	0	0	0	0

0	0	0	0	0	0	0

0	0	2	1	5	8	1
0	0	0	1	5	6	1
0	0	2	0	0	1	0
0	0	0	0	0	4	0
0	0	2	1	5	7	0
0	0	2	1	0	7	1

0	0	8	4	15	33	3

0	0	0	[*]	[*]	[*]

1	2	5
1	0	0	[*]	[*]	[*]
0	2	5	[*]	[*]	[*]
0	0	0	[*]	[*]	[*]
1	2	0	[*]	[*]	[*]
1	2	5	[*]	[*]	[*]

4	8	15	[*]	[*]	[*]	[*]
			[*]	[*]	[*]	[*]

2011
P/N	Description		Type	Model	Feature Price

Color Devices

	InfoPrint Color	1826-MFP	4989	DN2
39V3932	650 sheet drawer				[*]

	InfoPrint Color	1764-DN2	4937	DN2
39V1498	500 sheet drawer				[*]
39V1501	2000 sheet drawer				[*]
39V1503	Output Expander				[*]
39V1504	5 bin mailbox				[*]
39V1507	Staple Smart finisher				[*]
75P6441	Printer Stand				[*]

	InfoPrint Color	1764-MFP	4899	002
	delta vs. 1764-DN2				[*]

	InfoPrint Color	1759-MFP	4886	DN2
39V2290	Finisher 2/4 Hole				[*]
39V2291	Booklet Finisher 2/4 Hole				[*]

	InfoPrint Color	1769-MFP	4887	DN2
39V2290	Finisher 2/4 Hole				[*]
39V2291	Booklet Finisher 2/4 Hole				[*]

B/W Devices
	InfoPrint	1822-DN2	4553	DN2

Germany II	Switzerland	Features Rest EMEA	Features Switzerland

0	2
0	1	[*]	[*]

8	5
8	5	[*]	[*]
8	4	[*]	[*]
0	0	[*]	[*]
0	0	[*]	[*]
0	0	[*]	[*]
0	0	[*]	[*]

0	2
0	2	[*]	[*]

0	0
0	0	[*]	[*]
0	0	[*]	[*]

1	5
1	1	[*]	[*]
0	0	[*]	[*]

0	5

39V3439	550 sheet drawer				[*]

	InfoPrint	1872-DN2	4553	DN2
39V2953	250 sheet drawer				[*]
39V2954	550 sheet drawer				[*]
39V2957	2000 sheet drawer				[*]
39V3534	output expander				[*]
39V3533	staple smart finisher				[*]
39V3535	5 bin mailbox				[*]
39V3536	HCF output stacker				[*]
39V3420	80 GB HDD				[*]

	InfoPrint	1940-MFP	4570	N12
39V3438	250 sheet drawer				[*]
39V3439	550 sheet drawer				[*]

	InfoPrint	1870-MFP	4567	DN2
39V2953	250 sheet drawer				[*]
39V2954	550 sheet drawer				[*]
39V2957	2000 sheet drawer				[*]
39V3588	Caster Base				[*]

0	2	[*]	[*]

0	7
0	0	[*]	[*]
0	3	[*]	[*]
0	0	[*]	[*]
0	0	[*]	[*]
0	0	[*]	[*]
0	0	[*]	[*]
0	0	[*]	[*]
0	0	[*]	[*]

14	2
0	0	[*]	[*]
14	1	[*]	[*]

0	2
0	0	[*]	[*]
0	1	[*]	[*]
0	0	[*]	[*]
0	0	[*]	[*]

	InfoPrint	1880-MFP	4568	fd2
39V2963	550 sheet drawer				[*]
39V3588	Caster Base				[*]

	InfoPrint	1880-MFP	4568	bd2
39V2963	550 sheet drawer				[*]

	InfoPrint	1988-MFP	4859	002
39V0943	2 x 500 sheet drawer				[*]
39V0944	2000 sheet dual input drawer				[*]
39V0947	2000 High Capacity Feeder				[*]
39V0946	2/4 hole standard finisher				[*]
39V3616	V.34 Fax Card				[*]

	sum devices incl. Features in EURO			100
	sum devices incl. Features in US $

16	4
32	0	[*]	[*]
0	5	[*]	[*]

0	0
0	0	[*]	[*]

1	10
0	10	[*]	[*]
1	0	[*]	[*]
0	0	[*]	[*]
1	10	[*]	[*]
0	10	[*]	[*]

51	49	[*]	[*]	[*]
		[*]	[*]	[*]	<--Already ordered
				[*]	Add’l Needs
				[*]	PO Request for 2011

				[*]	Total Non-US Features
					Assume 1/1/2011 Install Date

EXHIBIT 11

ASSIGNED AND MANAGED CONTRACTS

AMGEN and IBM CONFIDENTIAL	E-11 – Page 1 of 2

1.0 INTRODUCTION

The following Attachments comprise Exhibit 11 (Assigned and Managed Contracts) for the Agreement:

1. Attachment 11 E Assigned and Managed Contracts.

The Parties acknowledge that, in connection with the Reverse Transition and EUS/SD Reverse Transition, certain contracts listed on Attachment 11E will either be assigned by Supplier to Company and/or the management of such contracts shall transfer from Supplier to Company as follows:

(a) For each contract identified on Exhibit 11 as a “Managed Contract”, the management of such contract shall transfer to Amgen upon the RT Commencement Date for the Supplier Management Reverse Transition Workstream.

(b) For each other contract, Exhibit 11 sets forth the category of Services to which such contract corresponds. Prior to the RT Commencement Date for each Reverse Transition Workstream, the Parties shall meet to discuss which of the corresponding contracts shall be assigned to Company and, for any contract agreed to be assigned, the timing within which the assignment will take place.

The Parties acknowledge that Attachment E to Exhibit 11 is being updated by the Parties pursuant to the Reverse Transition Plan. Upon completion, the final version shall be deemed to replace the then-current version of Attachment E to Exhibit 11 without any formal action of the Parties.

AMGEN and IBM CONFIDENTIAL	E-11 – Page 2 of 2

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission. The Parties acknowledge that Attachment E to Exhibit 11 is being updated by the Parties pursuant to the Reverse Transition Plan. Upon completion, the final version shall be deemed to replace this Attachment E to Exhibit 11 without any formal action of the Parties.

Ref. No. (4)	Contract Type [3]	Vendor	FRM Category	Tower (Managed Contract means Amgen has Financial Accountability)	Software Title / OEM	Description of Services / Type of Equipment Maintained
11A.SS.10	Server Software	[*]	Application Servers: Applications Software	AHS	[*]	[*]

11A.SS.103	Server Software	[*]	Application Servers: Applications Software	AHS	[*]	Applications server software

11A.SS.104	Server Software	[*]	Application Servers: Applications Software	AHS	[*]	Web server software

11A.SS.105	Server Software	[*]	Application Servers: Applications Software	AHS	[*]	Web server software

11A.SS.106	Server Software	[*]	Application Servers: Applications Software	AHS	[*]

11A.SS.12	Server Software	[*]	Application Servers: Applications Software	AHS	[*]	Enterprise Document & Content Management software for EDM

11A.SS.43	Server Software	[*]	Application Servers: Applications Software	AHS	[*]	[*]

11A.SS.51	Server Software	[*]	Application Servers: Applications Software	AHS	[*]	[*]

11A.SS.72	Server Software	[*]	Application Servers: Applications Software	AHS	[*]

11A.SS.75	Server Software	[*]	Application Servers: Applications Software	AHS	[*]	[*]

11A.SS.8	Server Software	[*]	Application Servers: Applications Software	AHS	[*]

11A.SS.83	Server Software	[*]	Application Servers: Applications Software	AHS	[*]

11A.SS.89	Server Software	[*]	Application Servers: Applications Software	AHS	[*]

11A.SS.27	Server Software	[*]	Application Servers: Database Management Software	AHS	[*]

11A.SS.29	Server Software	[*]	Application Servers: Database Management Software	AHS	[*]

11A.SS.42	Server Software	[*]	Application Servers: Database Management Software	AHS	[*]

11A.SS.100	Server Software	[*]	Application Servers: Operating System Software	AHS	[*]

11A.SS.56	Server Software	[*]	Application Servers: Operating System Software	AHS	[*]	Operating system (supports research and manufacturing applications)

11A.SS.62	Server Software	[*]	Application Servers: Operating System Software	AHS	[*]	[*]

11A.SS.63	Server Software	[*]	Application Servers: Operating System Software	AHS	[*]

11A.SS.67	Server Software	[*]	Application Servers: Operating System Software	AHS	[*]

11A.SS.7	Server Software	[*]	Application Servers: Operating System Software	AHS	[*]

11A.SS.96	Server Software	[*]	Application Servers: Operating System Software	AHS	[*]

11B.234	Service Contract	[*]	Application Servers: Operating System Software	AHS	[*]	[*]

	$00,000000	$00,000000	$00,000000	$00,000000	$00,000000	$00,000000
11A.SS.108	Server Software	[*]	Application Servers: Other System Software	AHS	[*]	3 years prepaid Maintenance for Shopping (Tool for downloading SW)

11C.16	Hardware Maintenance	[*]	Application Servers: Unix	AHS		[*]

11C.107	Hardware Maintenance	[*]	Application Servers: Wintel	AHS		Server maintenance with a 4 hour response time (Extension of warranty)

11C.6	Hardware Maintenance	[*]	Application Servers: Wintel	AHS		[*]

11C.24	Hardware Maintenance	[*]	Application Servers: AS/400	AHS		Hardware Maintenance break/fix

11C.32	Hardware Maintenance	[*]	Application Servers: AS/400	AHS		AS/400 Hardware support

11A.SS.46	Server Software	[*]	Utility Servers: Enterprise Storage Backup Software	AHS - Backup	[*]

11A.SS.66	Server Software	[*]	Utility Servers: Enterprise Storage Backup Software	AHS - Backup	[*]	Permissions Mgt

11A.SS.77	Server Software	[*]	Application Servers: Enterprise Storage Backup Software	AHS - Backup	[*]

11A.SS.78	Server Software	[*]	Application Servers: Enterprise Storage Backup Software	AHS -Backup	[*]	Backup application reporting tool for success/failure. (Best on the market). There are 4272 total licenses. 2587 are Amgen licenses. 1685 are IBM Licenses Maintenance has been paid on all. The IBM Licenses cannot be assigned/transferred as they are not dedicated to Amgen. // All of the 4272 licenses are used being used by IBM but under an IBM pool of licenses. (Not using the Amgen licenses).

11A.SS.91	Server Software	[*]	Utility Servers: Enterprise Storage Backup Software	AHS - Backup	[*]	PowerPress II Maintenance

11B.160	Service Contract	[*]	Application Servers: Third-Party Service Contracts	AHS - Backup		Backup tape handling

11B.189	Service Contract	[*]	Application Servers: Third-Party Service Contracts	AHS - Backup		Back up tape management

11B.209	Service Contract	[*]	Utility Servers: Third-Party Service Contracts	AHS - Backup		Storage (only) of backup tapes in Sydney (Australia) and Melbourne (Australia). Total # of tapes: 78 (Sydney)

11B.230	Service Contract	[*]	Utility Servers: Third-Party Service Contracts	AHS - Backup		Tape Storage

11B.3	Service Contract	[*]	Application Servers: Third-Party Service Contracts	AHS - Backup		[*]

11B.35	Service Contract	[*]	Application Servers: Third-Party Service Contracts	AHS - Backup		Tape management Records Storage and Retention

11B.37	Service Contract	[*]	Application Servers: Third-Party Service Contracts	AHS - Backup		Secure storage of tapes at an offsite location.

	$000,000000	$000,000000	$000,000000	$000,000000	$000,000000	$000,000000
11B.41	Service Contract	[*]	Utility Servers: Third-Party Service Contracts	AHS - Backup		Collect weekly backup tapes and save them in an external Warhouse for one week. Per IBM, in place in Barcelona. Total # of tapes: 104

11B.53	Service Contract	[*]	Utility Servers: Third-Party Service Contracts	AHS - Backup		[*]

11B.54	Service Contract	[*]	Utility Servers: Third-Party Service Contracts	AHS - Backup		[*]

11B.55	Service Contract	[*]	Utility Servers: Third-Party Service Contracts	AHS - Backup		Transport Backup Tapes Per IBM, in place in Munich and Regensburg. Total # of tapes: 100 (Munich) and 47 (Regensburg).

11B.89	Service Contract	[*]	Utility Servers: Third-Party Service Contracts	AHS - Backup		External tape storage

11B.96	Service Contract	[*]	Utility Servers: Third-Party Service Contracts	AHS - Backup		External tape storage Per IBM, Iron Mountain used in Breda; Uxbridge UK; Cambridge UK; and France. Total # of tapes: 210 (Breda), 100 (Uxbridge UK), 200 (Cambridge UK), 105 (France).

11C.36	Hardware Maintenance	[*]	Application Servers: Disk Storage Network Attached Storage	AHS - Backup		NetApp FAS270 & Overland Tape libraries hardware maintenance renewal

11C.66	Hardware Maintenance	[*]	Utility Servers: Disk Storage Enterprise Shared Storage	AHS - Backup		[*]

11C.70	Hardware Maintenance	[*]	Utility Servers: Disk Storage Enterprise Shared Storage	AHS - Backup		Tape backup and recovery hardware, including 1 yr 24x7 service and support.

11C.72	Hardware Maintenance	[*]	Utility Servers: Disk Storage Enterprise Shared Storage	AHS - Backup	[*]	Hardware Service Onsite Support of tape library for CAMI site. Parts and Material provided

11C.90	Hardware Maintenance	[*]	Utility Servers: Disk Storage Enterprise Shared Storage	AHS - Backup		Tape Library Support for Breda site. Gold Plan

IBM03	Service Contract	[*]	Application Servers: Third-Party Service Contracts	AHS - Backup		Tape management Records Storage and Retention - Mgmt Support

IBM17	Service Contract	[*]	Utility Servers	AHS - Backup		[*]

IBM23	Service Contract	[*]	Utility Servers	AHS - Backup

Tape management

Records Storage and Retention - Mgmt Support. This is vendor that IBM uses in Canada to manage Tape Handling over many accounts. They would coordinate, let Iron Mountain and any other tape managers in and out of the building, ensure all tape is being picked up etc. This is specific to Canada. See OAO / Pomeroy. (IBM03) which does similar work in the US.

New.SO.8	Service Contract	[*]	Utility Servers	AHS - Backup		Via Enrico Tazzoli 6, Milano, Italy, 20154 Total # Amgen tapes: 105

	$000,0000000	$000,0000000	$000,0000000	$000,0000000	$000,0000000	$000,0000000
Tools.52	Hardware Maintenance, Server Software	[*]	Utility Servers: Enterprise Storage Backup Software	AHS - Backup		Disk-based remote backup tool

Tools.57	Hardware Maintenance	[*]	Utility Servers: Enterprise Storage Backup Software	AHS - Backup	[*]	These devices encrypt the data going to tape. Included under IBM NetApp hardware maintenance agreement.

11B.129	Service Contract	[*]	End-User: Third-Party Service Contracts	AHS - Citrix/Windows		[*]

11A.SS.18	Server Software	[*]	Application Servers: Utility / Monitoring Software	AHS - DBA	[*]	[*]

11A.SS.64	Server Software	[*]	Application Servers: Database Management Software	AHS - DBA	[*]

Tools.46	Server Software	[*]	Application Servers	AHS - DBA	[*]	[*]

Tools.60	Server Software	[*]	Application Servers	AHS - DBA	[*]	[*]

11A.SS.101	Server Software	[*]	Utility Servers: Enterprise Storage Backup Software	AHS - Storage	[*]

11A.SS.28	Server Software	[*]	Utility Servers: Enterprise Storage Backup Software	AHS - Storage	[*]

11A.SS.79	Server Software	[*]	Application Servers: Enterprise Storage Backup Software	AHS - Storage	[*]	Used for facilitating data migration

11C.37	Hardware Maintenance	[*]	Application Servers: Disk Storage Enterprise Shared Storage	AHS - Storage		EMC SAN Storage Maintenance

11C.8	Hardware Maintenance	[*]	Application Servers: Disk Storage Network Attached Storage	AHS - Storage

NAS storage (excluding N Series devices which are IBM branded)

On-site Professional Services in North America

Hardware Problem Diagnosis Onsite Support Parts and Material provided

Software updates 4 Hr parts replacement utilizing TPM services

On-site parts for FAS3xxx, FAS6xxx and VTL series platforms

11C.91	Hardware Maintenance	[*]	Application Servers: Disk Storage Enterprise Shared Storage	AHS - Storage		CISCO SAN Storage Maintenance . Amgen’s old agreement.

IBM02	Hardware Maintenance	[*]	Utility Servers: Disk Storage Enterprise Shared Storage	AHS - Storage		HW Maintenance for Quantum Equipment in Puerto Rico. 24 x7 service, with 4 hour response.

	$000,00000000	$000,00000000	$000,00000000	$000,00000000	$000,00000000	$000,00000000
IBM04	Hardware Maintenance	[*]	Utility Servers: Disk Storage Enterprise Shared Storage	AHS - Storage		[*]

IBM05	Hardware Maintenance	[*]	Application Servers: Disk Storage Network Attached Storage	AHS - Storage		[*]

IBM08	Service Contract	[*]	Utility Servers	AHS - Storage		Storage Migration -US. Service contract for the migration. Will finish pre 8/1

IBM09	Service Contract	[*]	Utility Servers	AHS - Storage		Storage Migration -International. Service contract for the migration. Will finish pre 8/1

IBM10	Service Contract	[*]	Utility Servers	AHS - Storage		Storage Service. Resources to deliver the service. (Staff Augmentation). This contract is for Storage Labor. Prepaid under an SOW for 1year. Expires on July 30. There are 5.5 people supporting the US, 1 in Breda and 3 in India. Hours are 7am to 6pm end user local time. No SLA’s.

IBM25	Server Software	[*]	Utility Servers: Enterprise Storage	AHS - Storage		SW and SW Maintenance / Service: SW-SANSCREEN Ext,APPINSIGH,CAPACITY MGRS, SVCASSURANCE-PT,SVCINSIGHT-PT.

Tools.50	Server Software	[*]	Utility Servers: Enterprise Storage Backup Software	AHS - Storage	[*]	SANscreen. May be duplicate with IBM25. Included under IBM NetApp hardware maintenance agreement.

Tools.55	Server Software	[*]	Utility Servers: Enterprise Storage Backup Software	AHS - Storage	[*]	[*]

11A.SS.24	Server Software	[*]	End-User: Supplier End User Computing Software	AHS - Storage	[*]

11A.SS.76	Server Software	[*]	End-User: Supplier End User Computing Software	AHS - Storage	[*]	3290 seats (Breda)

11A.SS.61	Server Software	[*]	Application Servers: Remote Monitoring & Mgmt Software	AHS - Unix/VMWare/Cluster/Middleware	[*]

11A.SS.73	Server Software	[*]	Application Servers: VMWare Software	AHS - Unix/VMWare/Cluster/ Middleware	[*]	IBM licenses: 280 total (220 vi3 Enterprise, 60 vSphere Enterprise) prepaid for 3 years with multiple end dates June 2012, Dec 2011; IBM in process of ordering an additional 80 vSphere licenses. Amgen licenses: 295 vSphere 4, 8 vCenter. Maintained annually until 8/31.

11B.111	Service Contract	[*]	Application Servers: Third-Party Service Contracts	AHS - Unix/VMWare/Cluster/ Middleware		AS/400 Operating System Support

11C.100	Hardware Maintenance	[*]	Utility Servers: Wintel	AHS - Unix/VMWare/Cluster/ Middleware		[*]

11C.101	Hardware Maintenance	[*]	Utility Servers: Wintel	AHS -Unix/VMWare/ Cluster /Middleware		[*]

	$0000,0000000	$0000,0000000	$0000,0000000	$0000,0000000	$0000,0000000	$0000,0000000
11C.103	Hardware Maintenance	[*]	Utility Servers: Wintel	AHS - Unix/VMWare/ Cluster/Middleware		[*]

11C.104	Hardware Maintenance	[*]	Utility Servers: Wintel	AHS - Unix/VMWare/ Cluster/Middleware		[*]

11C.105	Hardware Maintenance	[*]	Utility Servers: Wintel	AHS - Unix/VMWare/ Cluster/Middleware		[*]

11C.106	Hardware Maintenance	[*]	Utility Servers: Wintel	AHS - Unix/VMWare/ Cluster/Middleware		[*]

11C.98	Hardware Maintenance	[*]	Utility Servers: Wintel	AHS - Unix/VMWare/ Cluster/Middleware		[*]

11C.99	Hardware Maintenance	[*]	Utility Servers: Wintel	AHS - Unix/VMWare/ Cluster/Middleware		[*]

IBM06	Hardware Maintenance	[*]	Application Servers: Disk Storage Network Attached Storage	AHS - Unix/VMWare/ Cluster/Middleware		[*]

IBM07	Service Contract	[*]	Application Servers	AHS - Unix/VMWare/ Cluster/Middleware		Server Migration Services // IBM has terminated all services with Forsythe. IBM is currently performing this service internally.

IBM16	Hardware Maintenance	[*]	Utility Servers: Wintel	AHS - Unix/VMWare/ Cluster/Middleware		[*]

IBM30	Hardware Maintenance	[*]	Utility Servers	AHS - Unix/VMWare/ Cluster/Middleware		[*]

Tools.49	Server Software	[*]	Utility Servers: Enterprise Storage Backup Software	AHS - Unix/VMWare/ Cluster/Middleware	[*]	[*]

11B.18	Service Contract	[*]	Application Servers: Third-Party Service Contracts	AHS - Web Hosting		Internet Hosting metrics gathering and analysis. This company provides a Web analytical tool that counts the number of site “hits” for the approximately 70 externally hosted Web sites, including Amgen.com

11B.2	Service Contract	[*]	Application Servers: Third-Party Service Contracts	AHS - Web Hosting		Internet Hosting backup services. Backup services for approximately 70 externally hosted Web sites, including Amgen.com.

11B.77	Service Contract	[*]	Application Servers: Third-Party Service Contracts	AHS - Web Hosting		[*]

11B.231	Service Contract	[*]	Managed Network Services: Third-Party Service Contracts	AHS - Web Hosting		Disaster Recovery for Web Hosting

	$0000,00000000	$0000,00000000	$0000,00000000	$0000,00000000	$0000,00000000	$0000,00000000
11B.75	Service Contract	[*]	Cross Functional General: Third-Party Service Contracts	AHS - Web Hosting		[*]

11B.76	Service Contract	[*]	Cross Functional General: Third-Party Service Contracts	AHS - Web Hosting		[*]

11B.207	Service Contract	[*]	Managed Network Services: Third-Party Service Contracts	AHS - Web Hosting		[*]

IBM11	Service Contract	[*]	N/A	CF - Contingent Work Force		Subcontractor Services: IBM’s CW Consolidator for T&M resources for Delivery Org

IBM12	Service Contract	[*]	N/A	CF - Contingent Work Force		Subcontractor Services: IBM’s CW Consolidator for T&M resources for Delivery Org

11A.SS.5	Server Software	[*]	Utility Servers: Other System Software	CF - Identity Management (IdM)	[*]

11A.SS.6	Server Software	[*]	Utility Servers: Other System Software	CF - Identity Management (IdM)	[*]

11A.SS.80	Server Software	[*]	Application Servers: Applications Software	CF - Identity Management (IdM)	[*]

New.SO.10	Server Software	[*]	Identity Management	CF - Identity Management (IdM)	[*]

New.SO.11	Server Software	[*]	Identity Management	CF - Identity Management (IdM)	[*]

New.SO.12	Server Software	[*]	Utility Servers: Other System Software	CF - Identity Management (IdM)	[*]	Duplicate of 11A.SS.6

New.SO.5	Server Software	[*]	Identity Management	CF - Identity Management (IdM)	[*]

New.SO.6	Server Software	[*]	Identity Management	CF - Identity Management (IdM)	[*]

New.SO.7	Server Software	[*]	Identity Management	CF - Identity Management (IdM)	[*]

New.SO.9	Server Software	[*]	Identity Management	CF - Identity Management (IdM)	[*]	[*]

	$0000,00000000	$0000,00000000	$0000,00000000	$0000,00000000	$0000,00000000	$0000,00000000
11A.SS.94	Server Software	[*]	Utility Servers: Other System Software	CF - Identity Management (IdM)	[*]

11A.SS.57	Server Software	[*]	Cross Functional: Cross-Functional Software as part of Supplier Standard Solution	CF - ISM (Hosting and ADM)	[*]	[*]

IBM29	Server Software	[*]	Cross Functional	CF - ISM (Hosting and ADM)		[*]

New.SO.17	Server Software	[*]	Cross Functional	CF - ISM (Hosting and ADM)	[*]	DB2 Connect needed on a short term basis for CMDB transition.

RFP.MSP.4	Service Contract	[*]		CF - ISOC - Major Incident Management		TBD

11A.SS.48	Server Software	[*]	Application Servers: Utility / Monitoring Software	CF - ISOC - Monitoring	[*]

11A.SS.50	Server Software	[*]	Application Servers: Utility / Monitoring Software	CF - ISOC - Monitoring	[*]

11B.57	Service Contract	[*]	Application Servers: Third-Party Service Contracts	CF - ISOC - Monitoring		IS Operations Center Service Contract

IBM24	Service Contract	[*]	CF-Monitoring	CF - ISOC - Monitoring		[*]

RFP.MSP.3	Service Contract	[*]		CF - ISOC - Monitoring		TBD

Tools.87	Server Software	[*]	Utility Servers: Utility/Monitoring	CF - ISOC - Monitoring	[*]	Wily. Duplicate of 11A.SS.50

Tools.88	Server Software	[*]	Utility Servers: Utility/Monitoring	CF - ISOC - Monitoring	[*]	NetQoS

RFP.MSP.5	Service Contract	[*]		CF - License Mgmt		TBD

11A.SS.15	Server Software	[*]	Application Servers: Utility / Monitoring Software	CF - Security Management	[*]	(5/19): IBM confirmed not being used today.

	$000,0000000000	$000,0000000000	$000,0000000000	$000,0000000000	$000,0000000000	$000,0000000000
11A.SS.23	Server Software	[*]	Application Servers: Host Intrusion Detection Software	CF - Security Management		[*]

11A.SS.69	Server Software	[*]	Application Servers: Anti-Virus Software	CF - Security Management	[*]	Tied to New.SO.15

11A.SS.85	Server Software	[*]	Managed Network Services: Information Security Software	CF - Security Management	[*]	[*]

11A.SS.92	Server Software	[*]	Application Servers: Other System Software	CF - Security Management	[*]

11A.SS.99	Server Software	[*]	Application Servers: Utility / Monitoring Software	CF - Security Management	[*]	InfoSec. Tool being implemented as part of ERIM. (No production tool in place)

11B.29	Service Contract	[*]	Cross Functional General: Third-Party Service Contracts	CF - Security Management		Managed Intrusion Monitoring Services IBM Input: We believe that this belongs to ISS (IBM) services for SOC monitoring/managing of the intrusion detection logs) // 6/10/2011 IBM Input: The plan is to move to Symantec SEP11 which has desktop firewall and IDS/IPS protection. I don’t think they were planning on going to that until the first of the year, so I am not sure Amgen will want to handle that. However, it is part of the ISS services which are all being dropped (from the SO Contract) and taken back as part of the security services.

11B.30	Service Contract	[*]	Cross Functional General: Third-Party Service Contracts	CF - Security Management		Intrusion Detection licensing and support IBM Input: We believe that this should be under Network Services based on description.. This possibly could be focused on periodic licensing cost for IDS Products.

IBM31	Server Software	[*]	CF-Security	CF - Security Management	[*]	IBM Input: Bluecoat anti-virus protection at each of the proxies

IBM32	Server Software	[*]	CF-Security	CF - Security Management	[*]	IBM Input: Part of the IBM 6 pack. Used for performing health checking and patch management

IBM33	Server Software	[*]	CF-Security	CF - Security Management	[*]	IBM Input: Security log management tool. Supported out of India. Tivoli Security Information and Event Manager for Servers (w/TSOM) //

New.SO.1	Server Software	[*]	CF-Security	CF - Security Management	[*]	Hardware and software. 1 IPsonar Base Software, preloaded, up to 30,000 IP Addresses; 1 IPsonar Report Server Hardware Platform (laptop).

New.SO.15	Server Software	[*]	Application Servers: Anti-Virus Software	CF - Security Management	[*]	[*]

New.SO.16	Server Software	[*]	Application Servers: Utility / Monitoring Software	CF - Security Management	[*]	Vulnerability scanning.

New.SO.2	Server Software	[*]	CF-Security	CF - Security Management	[*]	Hardware appliance and software: 1 PacketSentry™ Manager 2000, 3 PacketSentry™ Probe 1000, 1 PacketSentry™ 12TB Storage Enhancement Appliance.

	$0000,00000000	$0000,00000000	$0000,00000000	$0000,00000000	$0000,00000000	$0000,00000000
New.SO.3	Server Software	[*]	CF-Security	CF - Security Management	[*]	eDiscovery and forensics:

New.SO.4	Server Software	[*]	CF-Security	CF - Security Management

RFP.MSP.1	Service Contract	[*]		CF - Security Management		TBD

Tools.64	Server Software	[*]	CF-Security	CF - Security Management

RFP.MSP.2	Service Contract	[*]		CF - Service Continuity Management		TBD

Tools.62	Server Software	[*]	CF-Service Continuity	CF - Service Continuity Management	[*]

RFP.MSP.6	Service Contract	[*]		CF - Supplier Mgmt		TBD

11A.SS.95	End User Software	[*]	End-User: Firewall	CF-Security	[*]	Security prevention;

11B.154	Printer Legacy Lease	[*]	End-User: Third-Party Service Contracts	EUS		(Xerox Office Solutions) Copier maintenance and consumables

11B.165	Printer Legacy Lease	[*]	End-User: Third-Party Service Contracts	EUS		Printers leasing

11B.188	Printer Legacy Lease	[*]	Cross Functional General: Third-Party Service Contracts	EUS		[*]

11C.22	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		HP Printers Hardware Service Onsite Support Parts and Material provided Toners and consommables

11C.39	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Copiers leasing contract

11C.41	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		HP Printers leasing contract

11C.42	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		HP Printers leasing contract

	$000,000000000	$000,000000000	$000,000000000	$000,000000000	$000,000000000	$000,000000000
11C.43	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		HP Printers leasing contract

11C.44	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Copiers lease contract

11C.45	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		HP Printer Support (service + equipment) complete outsource model incl: printer support, hardware support, toners, paper. This contract includes Hardware lease and support

11C.46	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Colour copier

11C.47	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Printer support for all printer equipment in the UK

11C.50	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Leasing fee Inhouse Printer (MFS/Confidential Printer)

11C.51	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Fax Costs (for Regulatory)

11C.52	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Printer Consumables and service

11C.54	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		color printer

11C.55	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Copiers leasing contract

11C.56	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Copiers lease contract

11C.58	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Fax maintenance contract

11C.61	Printer Legacy Lease	[*]	End-User: Printers - Standalone	EUS		Leasing fee SalesRep Printer (All-in-one)

11C.67	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Copier leasing contract

11C.69	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		[*]

	$0000,000000000	$0000,000000000	$0000,000000000	$0000,000000000	$0000,000000000	$0000,000000000
11C.73	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Copier leasing contract. The equipment are all multi-function units, all networked, mix of colour and b&w units

11C.74	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		[*]

11C.76	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		[*]

11C.78	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS	[*]	Maintenance of three large OCE printers

11C.80	Printer Legacy Lease	[*]	End-User: Scanners/Other	EUS		[*]

11C.81	Printer Legacy Lease	[*]	End-User: Scanners/Other	EUS		Fax services

11C.83	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		prev maintenance and consumables copiers

11C.85	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Copier maintenance, toner & consumables (6000 copies/month - additional copies per piece € 0,0075) included

11C.86	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Copy machines

11C.92	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Leasing

11C.93	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Leasing end / now extended maintenance

11C.94	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		Leasing

11C.95	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		[*]

11C.96	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		[*]

11C.97	Printer Legacy Lease	[*]	End-User: Printers - Network (Multi Function)	EUS		[*]

	$0000,000000000	$0000,000000000	$0000,000000000	$0000,000000000	$0000,000000000	$0000,000000000
11C.53	Hardware Maintenance	[*]	End-User: Printers - Standalone	EUS		Printer support Installation/Configuration ADSL, Printer, Phone SalesReps

11C.31	Hardware Maintenance	[*]	End-User: Scanners/Other	EUS		POQ support (Symbol scanners, Zebra printers) hardware & software support on symbol RF scanners and Zebra Printers

11C.68	Hardware Maintenance	[*]	End-User: Printers - Network (Multi Function)	EUS		Printers, including warehouse cusomer orders and labels Louisville Distribution center including shipping labels. Cancelled Nov 2009

11B.36	Service Contract	[*]	Application Servers: Third-Party Service Contracts	EUS		Connected Data Protector Licenses/pc without Email Optimizer client license

11A.EUC.12	Server Software	[*]	End-User: Application Software	EUS	[*]	Veritas Netback Software license and support

11B.159	Service Contract	[*]	End User Services	EUS		Consulting services

IBM19	Service Contract	[*]	End User Services	EUS		Subcontractor Services. Subcontractor (Zoltan Kertai). Work was taken over by Unisys.

IBM27	Service Contract	[*]	End User Services	EUS		Subcontractor Services. Subcontractor (Anna Ukkonen). Work was taken over by Unisys

IBM28	Service Contract	[*]	End User Services	EUS		Subcontractor Services. Subcontractor (Piotr Dezor). Work was taken over by Unisys

11A.EUC.44	End User Software	[*]	End-User: Remote Monitoring & Management Software	EUS	[*]	Remote control and diagnostic tool for existing Window2000 clients.

11B.110	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		Workforce Service Center: Manage ATO office moves, coordination and issue escalation (Blazer and Rocha)

11B.14	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		(BT/Avance/Hays) BackOffice International: Managed Support agreement - Wireless messaging Keyfob Admin /Managed Home Office admin Vendor Management / Procurement / Licensing ACE / Exchange + folder admin POQ hardware / local IS support

11B.148	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		Hardware / equipment

11B.180	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		Consulting services

11B.190	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		Consulting services

	$00000,0000000	$00000,0000000	$00000,0000000	$00000,0000000	$00000,0000000	$00000,0000000
11B.208	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		[*]

11B.210	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		[*]

11A.SS.82	Server Software	[*]	End-User: Supplier End User Computing Software	EUS	[*]

11C.48	Hardware Maintenance	[*]	End-User: Printers - Network (Multi Function)	EUS		HP Printer Support (service + equipment) complete outsource model incl: printer support, hardware support, toners, paper.This Contract is ONLY support no hardware lease.

11C.49	Hardware Maintenance	[*]	End-User: Printers - Network (Multi Function)	EUS		Printer support Image Device Support (Shared network copier, printer, FAX, and scanner ) - Maintenance - Toner replacement (supplies) - Toner replacement (labor)

11C.35	Hardware Maintenance	[*]	End-User: Scanners/Other	EUS	[*]	Hardware support (faxboard in Rightfax Server)

11B.106	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		ISI Field Service Desk Managed Service

11B.26	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		IS Consultant

11B.71	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		Service desk Deskside software support Hardware maintenance and repair IMACS Asset tracking (Service delivery data management Disposal

11B.73	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		Equipment disposal

11B.108	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		SAP Service Desk (GSD)

11B.191	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		OFFICE EQPT REPAIRS & MAINTENANCE

11A.SS.17	Server Software	[*]	Help Desk: Help Desk / Problem Tracking Software	EUS	[*]	[*]

11A.SS.54	Server Software	[*]	Managed Network Services: Information Security Software	EUS	[*]

11B.39	Service Contract	[*]	Projects: Third-Party Service Contracts	EUS		IMAC, Relocations. Duplicate with IBM14.

	$0000,0000000000	$0000,0000000000	$0000,0000000000	$0000,0000000000	$0000,0000000000	$0000,0000000000
11B.116	Service Contract	[*]	Service Desk: Third-Party Service Contracts	EUS		Managed Services Contract (Field HW Svcs, Wireless Svcs, Key Fobs)

11B.28	Service Contract	[*]	Service Desk: Third-Party Service Contracts	EUS		Service deck Deskside software support Hardware maintenance and repair

11B.43	Service Contract	[*]	Service Desk: Third-Party Service Contracts	EUS		GSD - SAP Analysts/Specialists

11B.72	Service Contract	[*]	Service Desk: Third-Party Service Contracts	EUS		Service desk Deskside software support Hardware maintenance and repair IMACS Asset tracking (Service delivery data management) Managed Home office admin

11B.117	Service Contract	[*]	Service Desk: Third-Party Service Contracts	EUS		Managed Services Contract (Directory Svcs) . Directory assistance and concierge services. // Managed by EUS, but paid by MNS-Voice.

11B.85	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		A/V MSP On-site event support Teleprescence Managed Services

11B.107	Service Contract	[*]	End-User: Third-Party Service Contracts	EUS		Field Support- Telecom provisioning and 3rd level support

11A.SS.55	Server Software	[*]	End-User: E-Mail / Collaborative Software	EUS	[*]	[*]

11A.SS.74	Server Software	[*]	Application Servers: VMWare Software	EUS	[*]	SPMS team under EUS continues to use and should be financially responsible for 8 licenses

IBM18	Service Contract	[*]	End User Services	EUS		Printers and Support

11A.EUC.28	End User Software	[*]	End-User: Anti Virus	EUS	[*]	Desktop Security Software

11A.SS.34	Server Software	[*]	End-User: Application Software	EUS	[*]	Secure ID Keyfobs

11A.EUC.18	End User Software	[*]	End-User: Commercial Office Suite Software	EUS	[*]

11D.1	End User Software	[*]	Managed Contract	Managed Contract	[*]

11D.100	Service Contract	[*]	Managed Contract	Managed Contract		[*]

	$000,0000	$000,0000	$000,0000	$000,0000	$000,0000	$000,0000
11D.101	End User Software	[*]	Managed Contract	Managed Contract	[*]

11D.102	Service Contract	[*]	Managed Contract	Managed Contract		[*]

11D.103	Server Software	[*]	Managed Contract	Managed Contract	[*]	Used by GCOIS

11D.104	Server Software	[*]	Managed Contract	Managed Contract	[*]

11D.105	Service Contract	[*]	Managed Contract	Managed Contract		[*]

11D.107	Service Contract	[*]	Managed Contract	Managed Contract		Cabling

11D.108	Service Contract	[*]	Managed Contract	Managed Contract		Cabling

11D.109	Service Contract	[*]	Managed Contract	Managed Contract		Cabling

11D.110	Service Contract	[*]	Managed Contract	Managed Contract		Cabling

11D.111	Service Contract	[*]	Managed Contract	Managed Contract		Cabling

11D.112	Service Contract	[*]	Managed Contract	Managed Contract		Cabling

11D.113	Service Contract	[*]	Managed Contract	Managed Contract		Cabling

11D.114	Service Contract	[*]	Managed Contract	Managed Contract		Cabling

11D.115	Service Contract	[*]	Managed Contract	Managed Contract		Cabling

11D.116	Service Contract	[*]	Managed Contract	Managed Contract		Cabling

	$000,00000000	$000,00000000	$000,00000000	$000,00000000	$000,00000000	$000,00000000
11D.117	End User Software	[*]	Managed Contract	Managed Contract	[*]	Terminal emulation software

11D.118	Server Software	[*]	Managed Contract	Managed Contract	[*]	Guest registration software used by Facilities Dept.

11D.119	Server Software	[*]	Managed Contract	Managed Contract	[*]	Issue Tracking Software

11D.12	End User Software	[*]	Managed Contract	Managed Contract	[*]	CAD design software

11D.16	End User Software	[*]	Managed Contract	Managed Contract	[*]	Charting software

11D.17	Service Contract	[*]	Managed Contract	Managed Contract		Telecoms Infrastructure Equipment and front end systems. Best Endeavours approach currently. Multiple contracts exist at the moment.

11D.18	End User Software	[*]	Managed Contract	Managed Contract	[*]	Data modeling software

11D.21	Service Contract	[*]	Managed Contract	Managed Contract		Colt Office phone line

11D.22	End User Software	[*]	Managed Contract	Managed Contract	[*]	Software Utilities

11D.23	Service Contract	[*]	Managed Contract	Managed Contract		Server room maintenance contract

11D.24	Service Contract	[*]	Managed Contract	Managed Contract

Data center facilities cleaning.

USSF: 4 cleanings per year. Includes 2 DCs, 8 IDFs. 1143 sq ft.

USTO: 3 cleanings per year. Includes 10 DCs, includes ETL, ISOC, and B10 PBX. 18700 sq ft.

USWA: 4 cleanings per year. Includes Annex, MDF x 2, JMDF, BMDF, IDF (multiple), & BEF x2, System Admin room, Network room. 5962 sq ft.

11D.25	Service Contract	[*]	Managed Contract	Managed Contract		UPS System Annual Maintenance for Cambridge and Uxbridge UK sites. 3 individual maintenance contracts with Eaton Powerware.

11D.26	Hardware Maintenance	[*]	Managed Contract	Managed Contract	[*]	Extended UPS maintenance after 3Yrs Warranty

11D.27	Service Contract	[*]	Managed Contract	Managed Contract		PBX leasing contract

11D.28	Server Software	[*]	Managed Contract	Managed Contract	[*]	Enterprise Document & Content Management software for EDM

	$0000,000000000	$0000,000000000	$0000,000000000	$0000,000000000	$0000,000000000	$0000,000000000
11D.3	End User Software	[*]	Managed Contract	Managed Contract	[*]	Document Creation software

11D.30	End User Software	[*]	Managed Contract	Managed Contract	[*]	Database Systems software

11D.31	End User Software	[*]	Managed Contract	Managed Contract	[*]	Security software. EPHD Hard disk Encryption.

11D.32	Server Software	[*]	Managed Contract	Managed Contract	[*]	Document Management software

11D.33	End User Software	[*]	Managed Contract	Managed Contract	[*]	Test tools

11D.35	End User Software	[*]	Managed Contract	Managed Contract	[*]	Load testing and web performance

11D.36	End User Software	[*]	Managed Contract	Managed Contract	[*]	Software version control software

11D.37	Server Software	[*]	Managed Contract	Managed Contract	[*]	Web server software

11D.39	Server Software	[*]	Managed Contract	Managed Contract	[*]	Procurement & inventory management

11D.4	End User Software	[*]	Managed Contract	Managed Contract	[*]	Document Creation software

11D.40	Server Software	[*]	Managed Contract	Managed Contract	[*]	Enterprise Data Integration software

11D.41	End User Software	[*]	Managed Contract	Managed Contract	[*]	Statistical analysis software

11D.42	End User Software	[*]	Managed Contract	Managed Contract	[*]	Simulation and design/ scheduling software. Annual corporate license of SuperPro Designer and SchedulePro. It covers all sites of Amgen.

11D.43	Service Contract	[*]	Managed Contract	Managed Contract		Fiber, Copper Tech, Must have OEM certification

11D.45	Server Software	[*]	Managed Contract	Managed Contract	[*]	CAD rendering software for EDM

	$00000,,0000000	$00000,,0000000	$00000,,0000000	$00000,,0000000	$00000,,0000000	$00000,,0000000
11D.46	End User Software	[*]	Managed Contract	Managed Contract	[*]	Software Utilities

11D.47	Server Software	[*]	Managed Contract	Managed Contract	[*]	Business process management (BPM) server

11D.48	End User Software	[*]	Managed Contract	Managed Contract	[*]	Statistical analysis software

11D.49	Hardware Maintenance	[*]	Managed Contract	Managed Contract	[*]	8 hour call to fix on all hardware equipment within Breda (ELC) meeting rooms. Eg. Projectors, amps, dvd player, touchpanels.

11D.5	End User Software	[*]	Managed Contract	Managed Contract	[*]	Web meeting software

11D.50	End User Software	[*]	Managed Contract	Managed Contract	[*]	[*]

11D.52	Service Contract	[*]	Managed Contract	Managed Contract		SPBA Office Fixed Lines

11D.53	Server Software	[*]	Managed Contract	Managed Contract	[*]

11D.54	Server Software	[*]	Managed Contract	Managed Contract	[*]	Data warehouse development software

11D.55	Server Software	[*]	Managed Contract	Managed Contract	[*]	CRM software

11D.56	Service Contract	[*]	Managed Contract	Managed Contract		POLI Office and remote users Fixed Lines

11D.57	End User Software	[*]	Managed Contract	Managed Contract	[*]	Database development software

11D.58	End User Software	[*]	Managed Contract	Managed Contract	[*]	Test authoring and assessment software

	$0000,00000000	$0000,00000000	$0000,00000000	$0000,00000000	$0000,00000000	$0000,00000000
11D.59	Server Software	[*]	Managed Contract	Managed Contract	[*]

ERP system software: Multiple software components including

-   Maintenance for Custom Development Enhancements (ECM Phase I, ECM Phase II, PMT, eRecruit, APO)

-   Appendix 1 Maintenance

-   Appendix 2 Maintenance

-   Appendix 6 Maintenance (Global Trade Svcs, Compliance Mngmt)

-   Appendix 7 Maintenance (Virsa Software)

-   Appendix 8 Maintenance (Mercury Virtual Users)

-   Appendix 9 Maintenance (Supplier Enablement, Event Management Engine, Exchange Infrastructure, Interactive Forms)

-   Appendix 11 Maintenance (SAP xApp Manufacturing Integration and Intelligence)

-   Appendix 14 Maintenance (Professional)

-   Appendix 15 Maintenance (RWD InfoPak)

-   Appendix 16 Maintenance (SAP xApp Manufacturing Integration and Intelligence)

11D.6	Service Contract	[*]	Managed Contract	Managed Contract		Copper & Fiber Cable installation and repair, Both task and capital project based, must be OEM Certified

11D.60	End User Software	[*]	Managed Contract	Managed Contract	[*]	Statistical analysis software Note: SAS is not infrastructure software and is heavily client funded.

11D.61	End User Software	[*]	Managed Contract	Managed Contract	[*]	Statistical analysis software. Note: SAS is not infrastructure software and is heavily client funded.

11D.62	Server Software	[*]	Managed Contract	Managed Contract	[*]	Statistical analysis software Note: SAS is not infrastructure software and is heavily client funded.

11D.63	Server Software	[*]	Managed Contract	Managed Contract	[*]	Data quality and integration software

11D.64	Service Contract	[*]	Managed Contract	Managed Contract		Fiber and Copper OSP (Outside Plant) Manhole, Conduit infrastructure

11D.65	Service Contract	[*]	Managed Contract	Managed Contract		airco is part of building maintenance contract . Maintenance on air conditioning in the computer room.

11D.66	Hardware Maintenance	[*]	Managed Contract	Managed Contract	[*]	Hardware Service Onsite Support Parts and Material provided Preventive visits

11D.67	Server Software	[*]	Managed Contract	Managed Contract	[*]	Quality Management software

11D.68	End User Software	[*]	Managed Contract	Managed Contract	[*]	Modeling tools software

11D.69	End User Software	[*]	Managed Contract	Managed Contract	[*]	Spelling dictionary software

11D.7	End User Software	[*]	Managed Contract	Managed Contract	[*]	Programming software

	$000,000000000000	$000,000000000000	$000,000000000000	$000,000000000000	$000,000000000000	$000,000000000000
11D.70	Server Software	[*]	Managed Contract	Managed Contract	[*]	Enterprise analytics and BI software

11D.71	Server Software	[*]	Managed Contract	Managed Contract	[*]	Laboratory Information Management System software.

11D.72	Server Software	[*]	Managed Contract	Managed Contract	[*]	Learning management system software

11D.73	Service Contract	[*]	Managed Contract	Managed Contract		Workspace recovery services - 30 seats

11D.74	End User Software	[*]	Managed Contract	Managed Contract	[*]	Software Utilities

11D.75	End User Software	[*]	Managed Contract	Managed Contract	[*]	Graphing software

11D.77	End User Software	[*]	Managed Contract	Managed Contract	[*]	Software Utilities

11D.78	Service Contract	[*]	Managed Contract	Managed Contract		Remote user’s Fixed Lines and ADSL’s

11D.79	Service Contract	[*]	Managed Contract	Managed Contract		[*]

11D.8	Service Contract	[*]	Managed Contract	Managed Contract		Office phones

11D.80	End User Software	[*]	Managed Contract	Managed Contract	[*]	Bibliography software

11D.81	End User Software	[*]	Managed Contract	Managed Contract	[*]	Bibliography software

11D.82	Service Contract	[*]	Managed Contract	Managed Contract		AC maintenance contract for local computer room

11D.83	Service Contract	[*]	Managed Contract	Managed Contract		ASP service for web site usage analytics and reporting

11D.84	Server Software	[*]	Managed Contract	Managed Contract	[*]	Web services interface software for EDM

	$0000,00000000000	$0000,00000000000	$0000,00000000000	$0000,00000000000	$0000,00000000000	$0000,00000000000
11D.87	Server Software	[*]	Managed Contract	Managed Contract	[*]	B2B Identity Management

11D.88	Service Contract	[*]	Managed Contract	Managed Contract		Data center facilities cleaning. 4 cleanings per year. Includes VDERS. 2980 sq ft.

11D.89	Service Contract	[*]	Managed Contract	Managed Contract		Data center facilities cleaning. USLO: 1 cleanings per year. 578 sq ft. USRI: 4 cleanings per year. Includes VDERs. 4360 sq ft.

11D.9	Service Contract	[*]	Managed Contract	Managed Contract		Survey Software - like Zoomerang. Not internet software.

11D.90	Service Contract	[*]	Managed Contract	Managed Contract		Data center facilities cleaning. CAMI: 1 cleanings per year. 2000 sq ft.

11D.91	Service Contract	[*]	Managed Contract	Managed Contract		Data center facilities cleaning. PRJU: 12 cleanings per year. Includes VDERs. 3378 sq ft.

11D.92	Hardware Maintenance	[*]	Managed Contract	Managed Contract		Air condition server room maintenance & “on-call duty”

11D.93	End User Software	[*]	Managed Contract	Managed Contract	[*]	Workshare Compare is an entry-level document comparison tool that provides a fast and economical way to compare files and easily understand detailed changes in documents.

11D.94	Server Software	[*]	Managed Contract	Managed Contract	[*]

11D.95	Service Contract	[*]	Managed Contract	Managed Contract		Security services: security guards

11D.96	Service Contract	[*]	Managed Contract	Managed Contract		Office security: Security equipment. Maintenance on badge readers

11D.97	Service Contract	[*]	Managed Contract	Managed Contract		Satellite TV for ECC, Gyms & Shipping We have six active accounts

11D.98	Service Contract	[*]	Managed Contract	Managed Contract		Written and live foreign language translation

11D.99	Server Software	[*]	Managed Contract	Managed Contract	[*]	[*]

11B.170	Service Contract	[*]	End-User: Third-Party Service Contracts	MNS - Data		deskphone line provider

	$000000,000000	$000000,000000	$000000,000000	$000000,000000	$000000,000000	$000000,000000
11B.172	Service Contract	[*]	End-User: Third-Party Service Contracts	MNS - Data		internet provider

IBM13	Service Contract	[*]	Managed Network	MNS - Data		AT&T Wiring

11B.235	Service Contract	[*]	Managed Network Services	MNS - Data		Manages distribution of IPv4 and IPv6 addresses and Autonomous System numbers. Annual invoice is paid via Tangoe.

11B.211	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.212	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.213	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.214	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.215	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.216	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.217	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.218	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.220	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.221	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.222	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.223	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

	$0000.00	$0000.00	$0000.00	$0000.00	$0000.00	$0000.00
11B.224	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS- Data		Cabling

11B.225	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.226	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.228	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.229	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling

11B.118	Service Contract	[*]	End-User: Third-Party Service Contracts	MNS - Data		AV Services for AML Advance audiovisual installation, maintenance, configuration, support & design

11C.108	Hardware Maintenance	[*]	Managed Network Services: Audio/Videoconferencing Equipment (including Telepresence and Projectors)	MNS - Data		Infrastructure Maintenance and VTC-Codec Maintenance / Polycom

IBM01	Service Contract	[*]	Managed Network Services: Campus Area Network	MNS - Data		Cabling (not voice). Wiring consolidator.

11C.12	Hardware Maintenance	[*]	Managed Network Services: LAN Equipment	MNS - Data		Cisco - Network LAN/WAN hardware and support

11A.EUC.40	End User Software	[*]	Managed Network Services: LAN Management & Monitoring Software	MNS - Data	[*]	[*]

11A.EUC.42	End User Software	[*]	Managed Network Services: LAN Management & Monitoring Software	MNS - Data	[*]	[*]

11A.EUC.43	End User Software	[*]	Managed Network Services: LAN Management & Monitoring Software	MNS - Data	[*]	[*]

11A.SS.49	Server Software	[*]	Managed Network Services: LAN Management & Monitoring Software	MNS - Data	[*]

11A.SS.21	Server Software	[*]	Managed Network Services: License Access / Transfer Fees	MNS - Data	[*]

11B.128	Service Contract	[*]	Managed Network Services: Third-Party Service Contracts	MNS - Data		Interdata Wiring Contractors - Site Wiring

	$000.0000	$000.0000	$000.0000	$000.0000	$000.0000	$000.0000
11C.5	Hardware Maintenance	[*]	Managed Network Services: WAN Equipment	MNS - Data		Network Load Balancing

11C.7	Hardware Maintenance	[*]	Managed Network Services: WAN Equipment	MNS - Data		[*]

11C.3	Hardware Maintenance	[*]	Managed Network Services: Wireless LAN Equipment	MNS - Data		[*]

11C.102	Hardware Maintenance	[*]	Utility Servers: Wintel	MNS - Data		InfoBlox Utility Server HW Maintenance

11A.SS.65	Server Software	[*]	Managed Contract	Messaging	[*]

11B.114	Service Contract	[*]	Managed Contract	Messaging	[*]	Provides Amgen AU with hardware/software support on local RightFax server

11B.9	Service Contract	[*]	Managed Contract	Messaging		Rightfax support. Enterprise & E-mail gateway SMTP Planning to add this to the Breda Rightfax environment

11A.SS.53	Server Software	[*]	Managed Contract	Messaging	[*]

11A.SS.97	Server Software	[*]	Managed Contract	Messaging	[*]	Maintenance plans include: Standard: Includes Standard Support and all product upgrades for a period of one year. Platinum: Provides incremental support services to the Accordent Standard Support plan, including: 24/7 Support, enhanced response times, and greater operational support and training.

11A.SS.98	Server Software	[*]	Managed Contract	Messaging	[*]

11A.SS.59	Server Software	[*]	Managed Contract	Messaging	[*]

11A.SS.60	Server Software	[*]	Managed Contract	Messaging	[*]

11A.SS.68	Server Software	[*]	Managed Contract	Messaging	[*]

11A.SS.84	Server Software	[*]	Managed Contract	Messaging	[*]	[*]

11B.138	Service Contract	[*]	Managed Contract	Messaging		FAX Server solutions. Service provides approximately 60 numbers.

	$000.00000000000	$000.00000000000	$000.00000000000	$000.00000000000	$000.00000000000	$000.00000000000
IBM14	Service Contract	[*]	Managed Contract	MNS - Voice		AT&T Telco IMACS

11B.115	Service Contract	[*]	Managed Contract	MNS - Voice		On site support for the Nortel and Octel system in North America (MAC and Break/Fix). CRASH KITS? MAINTENANCE? IS THERE A SEPARATE AGREEMENT IBM MAINTAINS? EXPIRATION DATE?

11B.146a	Service Contract	[*]	Managed Contract	MNS - Voice		Long distance Calling cards

11B.146b	Service Contract	[*]	Managed Contract	MNS - Voice		Local carrier

11B.38	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

IBM20	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

IBM21	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

IBM22	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

New.SO.13	Service Contract	[*]	Managed Contract	MNS - Voice		Voice IMACs for International

New.SO.14	Service Contract	[*]	Managed Contract	MNS - Voice		Long Distance tax and reporting

11C.107	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		Telcoms maintenance contract

11C.19	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		PABX Maintenance

11C.33	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		PABX Maintenance for SYD and MEL

11B.10	Service Contract	[*]	Managed Contract	MNS - Voice		Refurbish Phones

11B.100	Service Contract	[*]	Managed Contract	MNS - Voice		MPLS

	$0000.00000000	$0000.00000000	$0000.00000000	$0000.00000000	$0000.00000000	$0000.00000000
11B.101	Service Contract	[*]	Managed Contract	MNS - Voice		Telco call and line rental contract (Oneplan)

11B.102	Service Contract	[*]	Managed Contract	MNS - Voice		office lines

11B.103	Service Contract	[*]	Managed Contract	MNS - Voice		mobile phones

11B.104	Service Contract	[*]	Managed Contract	MNS - Voice		Fiber City ring.

11B.119	Service Contract	[*]	Managed Contract	MNS - Voice		Wireless support person. (On site resource to act as a coordinator for local telephony requirements.)

11B.12	Service Contract	[*]	Managed Contract	MNS - Voice		Telecoms Infrastructure Equipment and front end systems. Best Endeavours approach currently. Multiple contracts exist at the moment.

11B.120	Service Contract	[*]	Managed Contract	MNS - Voice		11d.46

11B.121	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

11B.122	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

11B.123	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

11B.124	Service Contract	[*]	Managed Contract	MNS - Voice		Phone Line Rent, ISDN, DSL

11B.125	Service Contract	[*]	Managed Contract	MNS - Voice		Data EVDO Wireless Cards 68 units

11B.126	Service Contract	[*]	Managed Contract	MNS - Voice		PBX PRI circuits main local service provider

11B.127	Service Contract	[*]	Managed Contract	MNS - Voice		Long Distance Blanket (ISDN)

11B.130	Service Contract	[*]	Managed Contract	MNS - Voice		Remote access service consists of dial up service (billed thru Tangoe) and associated software

	$00000.000000000	$00000.000000000	$00000.000000000	$00000.000000000	$00000.000000000	$00000.000000000
11B.131	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

11B.132	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

11B.133	Service Contract	[*]	Managed Contract	MNS - Voice		(Global Services -Canada) Category and sub-type = Network-ATM

11B.134	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

11B.135	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

11B.141	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

11B.142	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

11B.143	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

11B.144	Service Contract	[*]	Managed Contract	MNS - Voice		[*]

11B.145	Service Contract	[*]	Managed Contract	MNS - Voice		Used to be Cable & Wireless Toll free number 800-898-7249 which terminates on USTO auto attendant 805-447-1000 where all international toll-free numbers terminate.

11B.147	Service Contract	[*]	Managed Contract	MNS - Voice		pagers - part of ARCH

11B.149	Service Contract	[*]	Managed Contract	MNS - Voice		Telco operator

11B.151	Service Contract	[*]	Managed Contract	MNS - Voice		Telecom provider

11B.152	Service Contract	[*]	Managed Contract	MNS - Voice		Telecom provider

11B.153	Service Contract	[*]	Managed Contract	MNS - Voice		Telecom provider

	$0000.000.00	$0000.000.00		$0000.000.00	$0000.000.00	$0000.000.00	$0000.000.00

11B.155	Service Contract	[	*]	Managed Contract	MNS - Voice		ADSL for employees

11B.156	Service Contract	[	*]	Managed Contract	MNS - Voice		Office line

11B.157	Service Contract	[	*]	Managed Contract	MNS - Voice		Cell phones employees

11B.158	Service Contract	[	*]	Managed Contract	MNS - Voice		ADSL for employees (in Flemish area)

11B.162	Service Contract	[	*]	Managed Contract	MNS - Voice		fixed phone lines provider and DSL internet

11B.163	Service Contract	[	*]	Managed Contract	MNS - Voice		[*]

11B.164	Service Contract	[	*]	Managed Contract	MNS - Voice		mobile phone and gprs modems service

11B.166	Service Contract	[	*]	Managed Contract	MNS - Voice		Pbx leasing

11B.167	Service Contract	[	*]	Managed Contract	MNS - Voice		ADSL for employees

11B.168	Service Contract	[	*]	Managed Contract	MNS - Voice		[*]

11B.169	Service Contract	[	*]	Managed Contract	MNS - Voice		Telecom lines

11B.171	Service Contract	[	*]	Managed Contract	MNS - Voice		mobile phone provider

11B.173	Service Contract	[	*]	Managed Contract	MNS - Voice		Mobile phone contact in Ireland (34 sim’s)

11B.174	Service Contract	[	*]	Managed Contract	MNS - Voice		Telco

11B.175	Service Contract	[	*]	Managed Contract	MNS - Voice		Telecom provider

	$0000.0000.0.	$0000.0000.0.		$0000.0000.0.	$0000.0000.0.	$0000.0000.0.	$0000.0000.0.
11B.176	Service Contract	[	*]	Managed Contract	MNS - Voice		Mobile communications

11B.177	Service Contract	[	*]	Managed Contract	MNS - Voice		Telecom provider

11B.178	Service Contract	[	*]	Managed Contract	MNS - Voice		Mobile communications

11B.182	Service Contract	[	*]	Managed Contract	MNS - Voice		MOBILE PHONE COSTS

11B.183	Service Contract	[	*]	Managed Contract	MNS - Voice		3G CARDS COST

11B.184	Service Contract	[	*]	Managed Contract	MNS - Voice		MOBILE PHONE & 3G CARDS COSTS

11B.192	Service Contract	[	*]	Managed Contract	MNS - Voice		Mobile communications

11B.193	Service Contract	[	*]	Managed Contract	MNS - Voice		Landlord providing telecom services

11B.194	Service Contract	[	*]	Managed Contract	MNS - Voice		(Orange Slovensko, a.s.) Telecom services

11B.195	Service Contract	[	*]	Managed Contract	MNS - Voice		Telecom services

11B.196	Service Contract	[	*]	Managed Contract	MNS - Voice		rental and telecom services

11B.198	Service Contract	[	*]	Managed Contract	MNS - Voice		mobilephone services

11B.201	Service Contract	[	*]	Managed Contract	MNS - Voice		[*]

11B.202	Service Contract	[	*]	Managed Contract	MNS - Voice		Network circuits

11B.204	Service Contract	[	*]	Managed Contract	MNS - Voice		(Verizon Wireless) cell phones, air cards

	$000000.0000000	$000000.0000000		$000000.0000000	$000000.0000000	$000000.0000000	$000000.0000000
11B.22	Service Contract	[	*]	Managed Contract	MNS - Voice		Phone connections (Sales Reps)

11B.42	Service Contract	[	*]	Managed Contract	MNS - Voice		Mobile Phones and 3 G cards

11B.69	Service Contract	[	*]	Managed Contract	MNS - Voice		[*]

11B.78	Service Contract	[	*]	Managed Contract	MNS - Voice		Mobile Phones and 3 G cards

11B.81	Service Contract	[	*]	Managed Contract	MNS - Voice		[*]

11B.90	Service Contract	[	*]	Managed Contract	MNS - Voice		Mobile phones in Switzerland

11B.92	Service Contract	[	*]	Managed Contract	MNS - Voice		mobile phones

11B.98	Service Contract	[	*]	Managed Contract	MNS - Voice		Main Mobile Phone Contract (500 users)

11B.99	Service Contract	[	*]	Managed Contract	MNS - Voice		Secondary contract (40 users) - due to coverage issues

11B.232	Service Contract	[	*]	Managed Contract	MNS - Voice		Pagers

11C.26	Hardware Maintenance	[	*]	Managed Contract	MNS - Voice		Telephony servers Hardware Service Onsite Support Remote Support Parts and Material

11C.28	Hardware Maintenance	[	*]	Managed Contract	MNS - Voice		PBX Hardware Service Onsite Support Parts and Material provided Preventive visits

11C.29	Hardware Maintenance	[	*]	Managed Contract	MNS - Voice		PABX Maintenance

11C.40	Hardware Maintenance	[	*]	Managed Contract	MNS - Voice		PBX Maintenance

11C.57	Hardware Maintenance	[	*]	Managed Contract	MNS - Voice		Maintenance for UK telco equipment. Currently being replaced with new contrack with Maintel (Diane aware and involved)

	$00000.0000	$00000.0000	$00000.0000	$00000.0000	$00000.0000	$00000.0000
11C.59	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		PBX maintenance contract

11C.60	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		PBX Maintenance break Fix

11C.71	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		Two Call Locator devices. These devices store the site database (phone number and location information)and facilitate calls to the 911 call center when a 911 call is made. 911 Support. Primarily a hardware contract. Hardware repair and advance replacement. Software maintenance and upgrades. Telephone support.

11C.77	Hardware Maintenance	[*]	Managed Contract	MNS - Voice	[*]	Pabx / Pbx maintenance

11C.84	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		(BTC d.d.) Desk phones

11C.87	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		Phone Connection, ADSL

11C.89	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		Telecom, mobile+fixed+internet(some homeoffices and office)

11C.62	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		PBX Maintenance

11C.63	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		PBX Maintenance

11C.64	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		PBX Maintenance

11A.EUC.11	End User Software	[*]	Managed Contract	MNS - Voice	[*]	Billed through Tangoe

11A.SS.107	End User Software	[*]	Managed Contract	MNS - Voice	[*]	Fax software client. There is no separate license or maintenance for client software. The server license includes a right to use for the client software.

11C.34	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		Audio Visual Support and maintenance for 4 VC conference rooms

11B.24	Service Contract	[*]	Managed Contract	MNS - Voice		Mobile phones fleet management

11B.31	Service Contract	[*]	Managed Contract	MNS - Voice		Audio & Video Conference Provider (video on limited scope). Reservationless Plus service.

	$00000.00000.000	$00000.00000.000	$00000.00000.000	$00000.00000.000	$00000.00000.000	$00000.00000.000
11B.61	Service Contract	[*]	Managed Contract	MNS –Voice		ISDN/Analog phone lines

11B.80	Service Contract	[*]	Managed Contract	MNS – Voice		UMTS Cards

TBD	Service Contract	[*]	Managed Contract	MNS – Voice		Directory Assistance. Managed by EUS, but paid by MNS-Voice.

11C.79	Hardware Maintenance	[*]	Managed Contract	MNS – Voice		Air condition server room maintanance & “on-call duty”

11C.88	Hardware Maintenance	[*]	Managed Contract	MNS – Voice		Air conditioning service & maintenance

11C.4	Hardware Maintenance	[*]	Managed Contract	MNS – Voice		Telephony support of call detail reporting hardware

11B.13	Service Contract	[*]	Managed Contract	MNS – Voice		(BT Professional Services) IS Operations Center International

11B.139	Service Contract	[*]	Managed Contract	MNS – Voice		Internet Access

11B.181	Service Contract	[*]	Managed Contract	MNS – Voice		INTERNET

11B.186	Service Contract	[*]	Managed Contract	MNS – Voice		IS SUPPLIES

11B.187	Service Contract	[*]	Managed Contract	MNS – Voice		INTERNET AND LANDLINE TELEKOM COSTS

11B.197	Service Contract	[*]	Managed Contract	MNS – Voice		Internet

11B.203	Service Contract	[*]	Managed Contract	MNS – Voice		[*]

11B.205	Service Contract	[*]	Managed Contract	MNS – Voice		[*]

11B.206	Service Contract	[*]	Managed Contract	MNS – Voice		[*]

	$00000.00000.00.	$00000.00000.00.	$00000.00000.00.	$00000.00000.00.	$00000.00000.00.	$00000.00000.00.
11B.56	Service Contract	[*]	Managed Contract	MNS - Voice		Hardware/equipment maintenance renewal for the Nortel and Octel system in North America

11B.64	Service Contract	[*]	Managed Contract	MNS - Voice		ADSL

11B.68	Service Contract	[*]	Managed Contract	MNS - Voice		ADSL broadband

11B.79	Service Contract	[*]	Managed Contract	MNS - Voice		Remote user’s ADSL’s

11B.91	Service Contract	[*]	Managed Contract	MNS - Voice		2 ADSL broadbands for the office

11B.94	Service Contract	[*]	Managed Contract	MNS - Voice		landlines

IBM18	Service Contract	[*]	Managed Contract	MNS - Voice		IS OUTSIDE SERVICES AND IS SUPPLIES

11C.10	Hardware Maintenance	[*]	Managed Contract	MNS - Voice		Network Monitoring (IS Software License / Network Systems was purchased by Johnson Controls)

EXHIBIT 12

REPORTS

Amgen & IBM Confidential	E-12 – Page 1 of 3

1.0 INTRODUCTION	3

2.0 REPORTS	3

Amgen & IBM Confidential	E-12 – Page 2 of 3

1.0    INTRODUCTION

This Exhibit sets forth the reports that Supplier will provide, as of the Commencement Date unless otherwise specified, for all Services described in this Agreement. Notwithstanding any requirement imposed on Supplier to provide a report under the Agreement, Exhibit 12 (reports) shall be the exclusive list for all reports that Supplier must provide to Company.

2.0    REPORTS

Supplier’s responsibilities include:

1.	Provide and deliver all reports listed in Attachment 12-A (Description of reports) to this Exhibit 12 (reports) in accordance with the Agreement.

2.	Modify the format, content, and frequency of any report as requested by Company during the Term, subject to Change Control Procedures.

3.	The following column headers in Exhibit 12A shall have the following meanings:

a.	“Req Prior to ISM Bridge Services” – This column indicates the reports Supplier is obligated to provide during the period beginning on the Amendment No 7 Effective Date until the AHS Commencement Date;

b.	“Required During ISM Bridge Services” — This column indicates the reports Supplier is obligated to provide during the period following the AHS Commencement Date until the termination of Exhibit 2.8 (ISM Bridge SOW); and

c.	“Required After ISM Bridge Services” –This column indicates the reports Supplier is obligated to provide during the period following the termination of Exhibit 2.8 (ISM Bridge SOW), this requirement is subject to clause 5 below. With respect to each of the foregoing columns, a “Y” corresponding to any Report means that Supplier is obligated to provide such Report during the applicable period.

4.	With respect to any report identified as required following the termination of ISM Bridge Services, the following shall apply:

a.	Upon the termination of the ISM Bridge Services, Company will be responsible for providing to Supplier the relevant ticket and other data required to measure and calculate certain Critical Service Levels, which data was previously reported using the GSMRT Tool provided pursuant to ISM Bridge Services.

b.	The Parties shall use commercially reasonable efforts after the termination of the ISM Bridge Services to replace required Critical Service Level reports as soon as possible following such termination.

c.	Supplier shall not be liable for any Service Level Credit where the reporting of the applicable Critical Service Level is dependent upon Company’s providing necessary data as set forth above and Company is not able to provide the necessary data to complete the report, except in any case where the applicable report can be measured and reported with reasonable effort by Supplier utilizing the then current level of staffing.

Amgen & IBM Confidential	E-12 – Page 3 of 3

Summary of Report Disposition

Reports Required Prior to Bridge Services	335	Reports required from Oct 7, 2011 - March 31, 2012	266
Reports Required to be posted via ISC Portal	322	Reports Required to be posted via ISC Portal	255
Number of retired reports	88	Number of retired reports	157

	423		423

		Reports required post March 31, 2012
		Reports required	44

			44

Rpt #	Contract / Meth #	Prioritization	Chart/ Report Name	ISC Report Name	Discipline	Metric Type	Frequency	Report Path	Req. prior to ISM Bridge Services	Required During ISM Bridge Services	Required After ISM Bridge Services	Required to Post to ISC Portal
001-CSL	1.3.3	1	Accuracy of Configuration Database Information	1.3.3 Accuracy of Configuration Database (001-CSL)	Configuration Mgmt	CSL	Quarterly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Configuration Management >> REPORTING MONTH	Y	N	N	Y

001-KM	2.8.2	1	Access Line - Dedicated Locations Availability	2.8.2 Access Line - Dedicated Locations Availability (001-KM)	Managed Network Svc	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

001-OPA		1	Approved/Denied in CAB (when needed)	001-OPA Change CAB Result	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet > Change	Y	Y	N	Y

001-RU	3.2.1.5.1	1	Windows OS instances	3.2.1.5.1 Windows 1-Critical Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	Y	Y	N	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

002-CSL	1.10.1	1	All critical reports delivered on schedule	1.10.1 All Critical Rpts Delivered on schedule (002-CSL)	Governance	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Governance >> REPORTING MONTH	Y	Y	N	y

002-KM	2.7.1	1	Access Link Availability (Access Router to Nodal Router)	2.7.1 Access Link Availability (Access Router to Nodal Router) (002-KM)	Managed Network Svc	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

002-OPC		1	Server Performance Report-Server Utilization	Server Utilization (002-OPC)	Capacity Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Capacity Management >> REPORTING MONTH	N	N	N	N

002-RU	3.2.1.5.1	1	Windows OS instances	3.2.1.5.1 Windows 2-High Service Level	Configuration Mgmt	RU	Monthly	AMGEN>>Resource Units>LFM RU>Resource Units - Groups	Y	Y	N	Y

003-CSL	1.1.1.2	1	Authorized User Satisfaction Rating	1.1.1.2 Authorized User Satisfaction Rating	Customer Satisfaction	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	Y	N	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

003-KM	2.9.2	1	Accuracy of start time for videoconferences	2.9.2 Priority 1 Video KMs (003-KM, 031-KM, 034-K)	Video	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Video >> REPORTING MONTH	Y	Y	Y	Y

003-OPA		1	Accuracy/Inaccuracy level for Cis by type in CMS data	AuthorizedConfigurationItems by Type	Configuration Mgmt	Operational	Daily	AMGEN > Config Management	Y	N	N	Y

003-RU	3.2.1.5.1	1	Windows OS instances	3.2.1.5.1 Windows 3-Standard Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units – Groups	Y	Y	N	Y

004-CSL	1.1.1.1	1	Average Speed to Answer (In seconds)	1.1.1.1 Average Speed to Answer (In seconds)	Automatic Call Distribution	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> ACD >> REPORTING MONTH	Y	Y	N	Y

004-KM	2.8.6	1	Adjunct Computer Availability, e.g., IVRs	2.8.6 Adjunct Computer Availability, e.g., IVRs (004-KM)	Managed Network Svc	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

004-RU	3.2.1.5.2	1	Unix (Solaris) OS instances	3.2.1.5.2 Solaris 1-Critical Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units – Groups	N	N	N	N

005-CSL	1.7.5	1	B2B IPSEC Service Availability	1.7.5 B2B IPSEC Service Availability (005-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

005-KM	2.9.1	1	Average Speed of Answer - York Help Desk	2.9.1 Average Speed of Answer - York Help Desk (005-KM)	Managed Network Svc	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Automatic Call Distribution >> REPORTING MONTH	Y	Y	Y	Y

005-OPA		1	Action Item Report	Action Item Report (005-OPA)	Problem Mgmt	Operational	Weekly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Problem Management >> REPORTING MONTH	Y	Y	N	Y

005-RU	3.2.1.5.2	1	Unix (Solaris) OS instances	3.2.1.5.2 Solaris 2-High Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

006-CSL	1.1.1.5	1	Call abandon rate - Service Desk	1.1.1.5 Call abandon rate - Service Desk	Automatic Call Distribution	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> ACD >> REPORTING MONTH	Y	Y	N	Y

006-KM	2.1.3	1	Average speed to create ticket from electronic submission	2.1.3 Average speed to create ticket from electronic submission	Incident & Major Incident Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

006-RU	3.2.1.5.2	1	Unix (Solaris) OS instances	3.2.1.5.2 Solaris 3-Standard Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

007-CSL	1.2.1	1	Change SOP Compliance (Implement to Close)	1.2.1 Change SOP Compliance (Implement to Close)	Change Mgmt	CSL	Quarterly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	Y	N	Y

007-KM	2.7.2	1	Backbone Link Availability	2.7.2 Backbone Link Availability (007-KM)	Managed Network Svc	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

007-RU	3.2.1.5.3	1	Linus OS instances	3.2.1.5.3 Linux 1-Critical Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

008-CSL	1.6.4	1	Critical Application Hosting Database Availability	1.6.4 Critical Application Hosting Database Availability	Availability Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	n	N	y

008-KM	2.5.2	1	Backups & Restores	2.5.2 Backup and Restores (008-KM)	Backup and Recovery	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Backup & Recovery >> REPORTING MONTH	Y	N	N	Y

008-RU	3.2.1.5.3	1	Linus OS instances	3.2.1.5.3 Linux 2-High Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

009-CSL	1.6.1	1	Critical Application Hosting Server Availability	1.6.1 Critical Application Hosting Server Availability	Availability Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	N	N	N	N

009-KM	2.1.6	1	Calls answered within 120 seconds	2.1.6 Calls answered within 120 seconds	Automatic Call Distribution	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> ACD >> REPORTING MONTH	Y	Y	N	Y

009-RU	3.2.1.5.3	1	Linus OS instances	3.2.1.5.3 Linux 3-Standard Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

010-CSL	1.6.7	1	1.6.7 Critical Application Hosting Storage Availability	1.6.7 Critical Application Hosting Storage Availability	Availability Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	n	N	y

010-KM	2.1.5	1	Calls answered within 60 seconds	2.1.5 Calls answered within 60 seconds	Automatic Call Distribution	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> ACD >> REPORTING MONTH	Y	Y	N	Y

010-OPA		1	Assets Due For Replacement By Date	Assets due for Replacement	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

010-RU	3.2.1.5.4	1	AS400 OS instances	3.2.1.5.4 AS400 1-Critical Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

011-CSL	1.3.1	1	Equipment Inventory Accuracy	1.3.1 Equipment Inventory Accuracy (011-CSL)	Asset Mgmt	CSL	Quarterly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Asset >> REPORTING MONTH	Y	N	N	Y

011-KM	2.6.5	1	Critical Service Scheduled Downtime (Hours)	2.6.5 Critical Service Scheduled Downtime (Hours)	Availability Mgmt	KM	Monthly	AMGEN>UAT>Service Level>LFM SL>Key Measurement Topsheet	Y	N	N	Y

011-OPA		1	Attention Alarm Response, including escalation	011-OPA Alarm Response LFM 011-OPA Alarm Response MTD	Event Mgmt	Operational	Daily	AMGEN > Spreadsheet > Event Management	Y	N	N	Y

011-RU	3.2.1.5.4	1	AS400 OS instances	3.2.1.5.4 AS400 2-High Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

012-CSL	1.7.4	1	Global Remote Access Service Availability	1.7.4 Global Remote Access Service Availability (012-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

012-KM	2.5.3	1	Critical Utility Server Availability	2.5.3 Critical Utility Server Availability	Availability Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	N	N	Y

012-OPA		1	Audio Conferencing Topsheet including Conference Room meetings and Volumes of conferences	Audio Conferencing and Web Conferencing SLA Summary (012-OPA)	Request Fulfillment	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Request Fulfillment >> REPORTING MONTH	Y	Y	N	N

012-RU	3.2.1.5.4	1	AS400 OS instances	3.2.1.5.4 AS400 3-Standard Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

013-CSL	1.7.1.1	1	GWAN Router to Router Availability - Site Type A	1.7.1.1 GWAN Router to Router Availability - Site Type A (013-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

013-KM	2.8.1	1	Dedicated Site Capacity	2.8.1 Dedicated Site Capacity (013-KM)	Managed Network Svc	KM	Quarterly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

013-OPA		1	AV Onsite SLA Dashboard	AV Onsite SLA Dashboard (013-OPA).	Incident & Major Incident Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Incident & Major Incident Management >> REPORTING MONTH	Y	Y	N	N

013-RU	3.2.1.5.5	1	Open VMS OS instances	3.2.1.5.5 Open VMS 1-Critical Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

014-CSL	1.7.1.2	1	GWAN Router to Router Availability - Site Type B	1.7.1.2 GWAN Router to Router Availability - Site Type B (014-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

014-KM	2.8.3	1	Detail and Summary Station Call Reports	2.8.3 Detail and Summary Station Call Reports (014-KM)	Managed Network Svc	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

014-OPA		1	AV SLA Dashboard	AV SLA Dashboard (014-OPA).	Incident & Major Incident Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Incident & Major Incident Management >> REPORTING MONTH	Y	Y	N	N

014-RU	3.2.1.5.5	1	Open VMS OS instances	3.2.1.5.5 Open VMS 2-High Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

015-CSL	1.7.1.3	1	GWAN Router to Router Availability - Site Type C	1.7.1.3 GWAN Router to Router Availability - Site Type C (015-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

015-KM	2.7.4	1	Device Authentication Authorization & Accounting (AAA) Availability	2.7.4 Device Authentication Authorization & Accounting (AAA) Availability (015-KM)	Managed Network Svc	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

015-RU	3.2.1.5.5	1	Open VMS OS instances	3.2.1.5.5 Open VMS 3-Standard Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

016-CSL	1.7.1.4	1	GWAN Router to Router Availability - Site Type D	1.7.1.4 GWAN Router to Router Availability - Site Type D (016-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

016-RU	3.2.1.5.6	1	Other Unix (HP-UX, IRIX, True64) OS instances	3.2.1.5.6 Other Unix 1-Critical Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

017-CSL	1.6.5	1	High Application Hosting Database Availability	1.6.5 High Application Hosting Database Availability	Availability Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	N	N	Y

017-KM	2.3.1	1	2.3.1 Emergency ID Suspension in less than 1 Hour	2.3.1 Emergency ID Suspension in less than 1 Hour	Incident & Major Incident Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	N	N	N	N

017-OPC		1	Application Support Performance	017-OPC Application Support Performance	Availability Mgmt	Operational	Monthly	AMGEN > Incident	N	N	N	N

017-RU	3.2.1.5.6	1	Other Unix (HP-UX, IRIX, True64) OS instances	3.2.1.5.6 Other Unix 2-High Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

018-CSL	1.6.2	1	High Application Hosting Server Availability	1.6.2 High Application Hosting Server Availability	Availability Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	N	N	N	N

018-KM	2.7.3	1	Equipment MTTR (Mean Time To Restore) - All Locations	2.7.3 Equipment MTTR (Mean Time To Restore) - All Locations (018-KM)	Managed Network Svc	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

018-OPA		1	Average number of alarms per environment including false alarms, including level of monitoring	Avg Num of Events - Incl False Alarms & Level of Monitoring (018-OPA)	Event Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Event Management >> REPORTING MONTH	Y	N	N	Y

018-RU	3.2.1.5.6	1	Other Unix (HP-UX, IRIX, True64) OS instances	3.2.1.5.6 Other Unix 3-Standard Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

019-CSL	1.6.8	1	1.6.8 High Application Hosting Storage Availability	1.6.8 High Application Hosting Storage Availability	Availability Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	N	N	Y

019-KM	2.10.3	1	Estimation Accuracy – Schedule Estimate to Actual Variance	2.10.3 Estimation Accuracy (019-KM).	Governance	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Governance >> REPORTING MONTH	Y	Y	N	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

019-OPA		1	Avg Number of changes correlated to other changes (open / closed)	Change Correlations	Change Mgmt	Operational	MTD LFM	AMGEN > Change	Y	Y	N	Y

019-OPC		1	Asset Count by Employee Type	Asset Count by Employee Type	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

019-RU	3.2.6	1	Application Hosting Services - Oracle Database	3.2.6 Oracle Database	Configuration Mgmt	RU	Monthly	AMGEN>UAT>Resource Units>LFM RU>Resource Units - Groups	Y	N	N	Y

020-CSL	1.7.7	1	Internet Content Service (URL and Category Filters) Availability	1.7.7 Internet Content Service (URL and Category Filters) Availability (020-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

020-KM	2.1.4	1	2.1.4 First call fix within agreed Service Levels (subset of 2.1.1)	2.1.4 First call fix within agreed Service Levels (subset of 2.1.1)	Incident & Major Incident Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

020-OPC		1	Asset Count By Last HW Scan Date	Asset Count by Last HW Scan Date	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

020-RU	3.2.7	1	Application Hosting Services - SQL Database	3.2.7 SQL Database	Configuration Mgmt	RU	Monthly	AMGEN>UAT>Resource Units>LFM RU>Resource Units - Groups	Y	N	N	Y

021-CSL	1.7.3	1	Internet Service Availability	1.7.3 Internet Service Availability (021-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

021-KM	2.10.1	1	Implementations Delivered On-Time	2.10.1 Implementations Delivered on Time (021-KM).	Governance	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Governance >> REPORTING MONTH	Y	Y	N	Y

021-OPA		1	BAR IM review progress	021-OPA Incident and Service Request GERP-BAR Progress Review	Incident & Major Incident Mgmt	Operational	Weekly	AMGEN>Spreadsheet>Incident> 021-OPA Incident and Service Request GERP-BAR Progress Review	Y	N	N	Y

021-RU	3.2.5	1	Application Hosting Services - Middleware Support	3.2.5 Middleware Support	Configuration Mgmt	RU	Monthly	AMGEN > Resource Units > LFM RU > Resource Units - Groups	Y	N	N	Y

022-CSL	1.8.1	1	Main Switching Node Availability	1.8.1 Main Switching Node Availability (022-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

022-KM	2.4.2	1	Incident Resolution - Severity 3 < 36 hours	2.4.2 Incident Resolution - Severity 3 < 36 hours	Incident & Major Incident Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

022-OPC		1	Asset Count by System OU and SMS Site Code	Asset Count by System OU and Site Code	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

022-RU	3.2.2.1	1	Per Usable TB	3.2.2.1 Storage Tier1, Tier2, Tier3(022-RU,023-RU, 024-RU)	Storage Mgmt	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Storage Management >> REPORTING MONTH	N	N	N	N

023-CSL	1.9.1	1	Messaging Service Availability (e-mail, IM, Unified Messaging, fax)	1.9.1 Messaging Service Availability (e-mail, IM, Unified Messaging, fax)	Availability Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	N	N	N	N

023-KM	2.4.3	1	Incident Resolution - Severity 4 < 7 days	2.4.3 Incident Resolution - Severity 4 < 7 days	Incident & Major Incident Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

023-OPC		1	Asset Details by Asset Tag	Active Assets By Asset Tag	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

023-RU	3.2.2.2	1	Per Usable TB	3.2.2.2 Storage Tier1, Tier2, Tier3(022-RU,023-RU, 024-RU)	Storage Mgmt	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Storage Management >> REPORTING MONTH	N	N	N	N

024-CSL	1.7.9	1	Network Response Time (Defined in MPLS 3rd Prty contract and varies by site)	1.7.9 Network Response Time (Defined in MPLS 3rd Prty contract and varies by site) (024-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

024-KM	2.4.4	1	Incident Resolution - Severity 5 < 30 days	2.4.4 Incident Resolution - Severity 5 < 30 days	Incident & Major Incident Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

024-OPA		1	Change delivery performance	024-OPA Change Delivery Perfomance	Change Mgmt	Operational	Monthly	AMGEN > Change Query > Query Definition	N	N	N	N

024-OPC		1	Asset Details by Computer Name	Active Assets By Computer Name	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

024-RU	3.2.2.3	1	Per Usable TB	3.2.2.3 Storage Tier1, Tier2, Tier3(022-RU,023-RU, 024-RU)	Storage Mgmt	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Storage Management >> REPORTING MONTH	N	N	N	N

025-CSL	1.5.4	1	Number of High Impact Major Incidents per month	1.5.4 Number of Major Incidents per month	Incident & Major Incident Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	Y	N	Y

025-KM	2.4.1	1	Incident Response within Service Levels	2.4.1 Incident Response within Service Levels	Incident & Major Incident Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

025-RU	3.2.2.4	1	Per Usable TB	3.2.2.4 Storage Tier1, Tier2, Tier3(022-RU,023-RU, 024-RU)	Storage Mgmt	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Storage Management >> REPORTING MONTH	Y	N	N	Y

026-CSL	1.5.3	1	Problem Reviews completed within 30 days	1.5.3 Problem Reviews completed within 30 days	Problem Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	Y	N	Y

026-KM	2.7.5	1	Load Balancing Network Availability	2.7.5 Load Balancing Network Availability (026-KM)	Managed Network Svc	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

026-RU	3.2.3	1	Per LAN Attached Device	3.2.3 Utility Server Support & Infrastructure	Asset Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	Y	Y	N	Y

027-CSL	1.7.2	1	Remote Access (VPN) Availability Per POP	1.7.2 Remote Access (VPN) Availability Per POP (027-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

027-KM	2.10.2	1	Milestones Delivered On-Time	2.10.2a Milestones Delivered -Project (027KM).	Governance	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Governance >> REPORTING MONTH	Y	Y	N	Y

027-OPA		1	Changes by Release allocation and Release type	Changes by Release allocation and Release type LFM Changes by Release allocation and Release type MTD	Release Mgmt	Operational	MTD LFM	AMGEN>Change	Y	N	N	Y

027-OPC		1	Asset Details by Primary User Name	Active Assets By User	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

027-RU	3.2.4	1	Web Hosting - - Critical	3.2.4 Web Hosting 1-Critical Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	Y	N	N	Y

028-CSL	1.8.2	1	Remote Switching Node/Shelves Availability	1.8.2 Remote Switching Node/Shelves Availability (028-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

028-KM	2.8.4	1	Network Provisioning - Access Lines	2.8.4 Network Provisioning - Access Lines (028-KM)	Managed Network Svc	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

028-OPA		1	CI information, for technology, for change, for group - and summary	028-OPA CI by Type	Change Mgmt	Operational	Monthly	AMGEN > Change Query > Query Definition	Y	N	N	Y

028-OPC		1	Asset Details by Serial Number	Active Assets By Serial Number	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

028-RU	3.2.4	1	Web Hosting - - High	3.2.4 Web Hosting 2-High Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	Y	N	N	Y

029-CSL	1.4.1	1	Request Fulfillment	1.4.1 Request Fulfillment	Service Request	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	Y	N	Y

029-KM	2.8.5	1	Network Provisioning - Digital Subchannel	2.8.5 Network Provisioning - Digital Subchannel (029-KM)	Managed Network Svc	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

029-OPC		1	Asset Details by Staff ID	Asset Details by Staff ID	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

029-RU	3.2.4	1	Web Hosting - - Standard	3.2.4 Web Hosting 3-Standard Service Level	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	Y	N	N	Y

030-CSL	1.1.1.3	1	Resolution of Resolvable Incidents/Requests by the Service Desk	1.1.1.3 Resolution of Resolvable Incidents/Requests by the Service Desk	Incident & Major Incident Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	Y	N	Y

030-KM	2.4.5	1	Open Incidents in breach of Service Levels	2.4.5 Open Incidents in breach of Service Levels	Incident & Major Incident Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

030-OPC		1	Asset Type Distribution by Location Code	Active Assets By Location and Class	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

030-RU	3.3.1.1.1	1	Number of WAN Site Type 1 Sites with Site Code A	3.3.1.1.1 WAN Services Site Type 1 (030-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

031-CSL	1.3.2	1	Software Inventory Accuracy	1.3.2 Software Inventory Accuracy (031-CSL)	Asset Mgmt	CSL	Quarterly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Asset Management >> REPORTING MONTH	Y	N	N	Y

031-KM	2.9.3	1	Performance of videoconference complete without disruptions (within York control).	2.9.3 Priority 1 Video KMs (003-KM, 031-KM, 034-K)	Video	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Video >> REPORTING MONTH	Y	Y	Y	Y

031-OPA		1	CMDB Data Status by Functional Area(s) Owner	Authorized CI By Status and Desc	Configuration Mgmt	Operational	Ad Hoc	AMGEN>Config Mgmt Query> Query Definition	Y	N	N	Y

031-RU	3.3.1.1.2	1	Number of WAN Site Type 2 Sites with Site Codes B, C or D	3.3.1.1.2 WAN Services Site Type 2 (031-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

032-CSL	1.6.6	1	Standard Application Hosting Database Availability	1.6.6 Standard Application Hosting Database Availability	Availability Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	N	N	Y

032-KM	2.2.1	1	Problem Reviews completed within 60 days	2.2.1 Problem Reviews completed within 60 days	Problem Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

032-OPA		1	Combined Incident Request Performance by Business Area/Functional Area	INCD-032-OPA Incident Performance Interface	Incident & Major Incident Mgmt	Operational		AMGEN>Incident	Y	Y	N	Y

032-OPC		1	Base versus Project Consumption	Base Vs Project consumption (032-OPC).	Governance	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Governance >> REPORTING MONTH	Y	Y	N	Y

032-RU	3.3.1.2	1	Number of Tier 1 Hubs (Distribution layer)	3.3.1.2 WAN Services Tier 1 Hubs (Distribution layer) (032-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

033-CSL	1.6.3	1	Standard Application Hosting Server Availability	1.6.3 Standard Application Hosting Server Availability	Availability Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	N	N	N	N

033-KM	2.10.4	1	Projects Delivered to Budget [(Within +/-10%)]	2.10.4 Projects Delivered to Budget (033-KM).	Governance	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Governance >> REPORTING MONTH	Y	Y	N	Y

033-OPA		1	Completed changes which had post-implementation summarization completed	033-OPA Post Implementation Summary	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet>Change	Y	Y	N	Y

033-RU	3.3.1.8	1	Call Center Seats	3.3.1.8 Wan Services Call Center Seats (033-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

034-CSL	1.6.9	1	1.6.9 Standard Application Hosting Storage Availability	1.6.9 Standard Application Hosting Storage Availability	Availability Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	N	N	Y

034-KM	2.9.4	1	Reservation confirmation (through Outlook or email within 2 hour).	2.9.4 Priority 1 Video KMs (003-KM, 031-KM, 034-K)	Video	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Video >> REPORTING MONTH	Y	Y	Y	Y

034-RU	3.3.1.7	1	Video Conference Room, Supported by Physical Location Detail		Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

035-CSL	1.1.1.4	1	Ticket Mishandling - Service Desk	1.1.1.4 Ticket Mishandling - Service Desk	Incident & Major Incident Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	Y	N	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

035-OPA		1	Conference Services Custom Topsheet	Conference Services Custom Topsheet (035-OPA).	Video	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Video >> REPORTING MONTH	Y	Y	Y	N

035-RU	3.3.1.5.1	1	Number of Small PBXs	3.3.1.5.1 WAN Services PBXs: Small per system (035-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

036-CSL	1.5.1	1	Time to Resolve Severity Level 1 Incident	1.5.1 Time to Resolve Severity Level 1 Incident	Incident & Major Incident Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	Y	N	Y

036-OPA		1	Configuration Items operatining (Active);Verified and Non-verified per geofraphical area, per business	Authorized Configuration Items, By Status and Description	Configuration Mgmt	Operational	Ad Hoc	AMGEN>Config Mgmt Query> Query Definition	Y	N	N	Y

036-OPC		1	Capacity Planning-Processor Trend	Capacity Planning-Processor Trend (036-OPC)	Capacity Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Capacity Management >> REPORTING MONTH	N	N	N	N

036-RU	3.3.1.5.2	1	Number of Medium PBXs	3.3.1.5.2 WAN Services PBXs: Medium per system (036-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

037-CSL	1.5.2	1	Time to Resolve Severity Level 2 Incident	1.5.2 Time to Resolve Severity Level 2 Incident	Incident & Major Incident Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	Y	N	Y

037-KM	2.6.3	1	Software Updates Current and Completed On-Time	2.6.3 Software Updates Current and Completed On-Time	Change Mgmt	KM	Monthly	AMGEN>UAT>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

037-OPA		1	Correct/Incorrect ownership assignment	037-OPA Change Owner Reassignment - Open 037-OPA Change Owner Reassignment - Closed L13M	Change Mgmt	Operational	MTD LFM	AMGEN > Change > 037-OPA Change Owner Reassignment - Open AMGEN > Change > 037-OPA Change Owner Reassignment - Closed L13M	Y	Y	N	Y

037-RU	3.3.1.5.3	1	Number of Large PBXs	3.3.1.5.3 WAN Services PBXs: Large per system (037-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

038-CSL	1.5.5	1	Total duration of High Impact Major Incidents per month (hours)	1.5.5 Total duration of Major Incidents per month (hours)	Incident & Major Incident Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Critical Service Level Topsheet	Y	Y	N	Y

038-KM	2.5.4	1	Standard Utility Server Availability	2.5.4 Standard Utility Server Availability	Availability Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	N	N	Y

038-OPC		1	Capacity Planning	VitalNet Reports for 038-OPC. 047-OPC (038-OPC)	Managed Network Svc	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	N

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

038-RU	3.3.1.3	1	Count of PBX or KTS Digital Ports by Physical Location	3.3.1.3 WAN Services Headsets - Digital per port (038-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

039-CSL	1.7.6	1	WAN Optimization Service Availability	1.7.6 WAN Optimization Service Availability (039-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

039-KM	2.1.2	1	Tickets Closed, yet were not resolved	2.1.2 Tickets Closed, yet were not resolved	Incident & Major Incident Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

039-OPC		1	Capacity Planning	VitalNet Reports for 038-OPC. 047-OPC (039-OPC)	Managed Network Svc	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	N

039-RU	3.3.1.4	1	Count of PBX or KTS Analog Ports by Physical Location	3.3.1.4 WAN Services Headsets - Analog per port (039-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

040-CSL	1.7.8	1	Wireless Service Availability	1.7.8 Wireless Service Availability (040-CSL)	Managed Network Svc	CSL	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

040-KM	2.11.1	1	Timeliness of communication regarding Service interruption	2.11.1 Timeliness of Communication Regarding Service Interruption & Restoration (040-KM & 041-KM).	Incident & Major Incident Mgmt	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Incident & Major Incident Management >> REPORTING MONTH	Y	Y	N	Y

040-OPC		1	Capacity Planning	VitalNet Reports for 038-OPC. 047-OPC (040-OPC)	Managed Network Svc	Operational	Quarterly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	N

040-RU	3.3.1.6	1	Per Voice IMAC	GSMRT 040-RU 3.3.1.6 Voice IMAC	Voice	RU	Monthly	Account Services Tab>Non-GSMRT Reports>Voice>2009 12	N	N	N	N

041-KM	2.11.2	1	Timeliness of communication regarding Service restoration	2.11.2 Timeliness of Communication Regarding Service Interruption & Restoration (040-KM & 041-KM).	Incident & Major Incident Mgmt	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Incident & Major Incident Management >> REPORTING MONTH	Y	Y	N	Y

041-OPC		1	Capacity Planning	TO B10 - 07192009 (041-OPC)	Voice	Operational	Quarterly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Voice >> REPORTING MONTH	N	N	N	N

041-RU	3.3.1.9	1	Per Pager	3.3.1.9 Pager_Report_Detail_Excel asp (041-RU)	Voice	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Voice >> REPORTING MONTH	Y	Y	N	Y

042-KM	2.6.1	1	Virus DAT File Release High but Non-Critical<24 hour	2.6.1 Malware Reporting - Sample (042-KM and 043-KM)	Security Mgmt	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Security Management >> REPORTING MONTH	Y	Y	N	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

042-RU	3.5.1.1	1	Per Email Account	3.5.1.1 Messaging (042-RU)	Messaging	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Messaging >> REPORTING MONTH	N	N	N	N

043-KM	2.6.2	1	Virus Software Engine Update (Same as DAT Files	2.6.2 Malware Reporting - Sample (042-KM and 043-KM)	Security Mgmt	KM	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Security Management >> REPORTING MONTH	Y	Y	N	Y

043-OPA		1	Data Center Power Capacity and Usage	Data Center Power Capacity and Usage (043-OPA)	Capacity Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Capacity Management >> REPORTING MONTH	N	N	N	N

043-RU	3.6.1.1	1	Active Network Ports for LAN Site Type 1	3.6.1.1 Site Type 1 LAN-Attached Devices (043-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

044-CSL	1.1.2.1	1	1.1.2.1 GERP Desk Percentage of Incidents Resolved	1.1.2.1 GERP Desk percentage of incidents resolved	Incident & Major Incident Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

044-RU	3.6.1.2	1	Voice over IP Phone for LAN Site Type 1	3.6.1.2 Site Type 1 VoiP (044-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

045-CSL	1.1.2.2	1	1.1.2.2 Field Desk Percentage of Incident Resolved	1.1.2.2 Field Desk percentage of incident resolved	Incident & Major Incident Mgmt	CSL	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

045-OPC		1	Capacity Planning	VitalNet Reports for 038-OPC. 047-OPC (045-OPC)	Managed Network Svc	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	N

045-RU	3.6.1.3	1	Wireless Access Point Devices for LAN Site Type 1	3.6.1.3 Site Type 1 Wireless Access Points (WAPS) (045-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

046-KM	2.6.4	1	2.6.4 Release without Error	2.6.4 Release Without Error	Release Mgmt	KM	Monthly	AMGEN>Service Level>LFM SL>Key Measurement Topsheet	Y	Y	N	Y

046-OPC		1	Capacity Planning	VitalNet Reports for 038-OPC. 047-OPC (046-OPC)	Managed Network Svc	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	N

046-RU	3.6.1.1	1	Active Network Ports for LAN Site Type 2	3.6.1.1 Site Type 2 LAN-Attached Devices (046-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

047-OPA		1	Database usage/Index usage	Database Usage/Index Usage (047-OPA)	Capacity Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Capacity Management >> REPORTING MONTH	N	N	N	N

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

047-OPC		1	Capacity Planning	VitalNet Reports for 038-OPC. 047-OPC (047-OPC)	Managed Network Svc	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	N

047-RU	3.6.1.2	1	Voice over IP Phone for LAN Site Type 2	3.6.1.2 Site Type 2 VoiP (047-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

048-RU	3.6.1.3	1	Wireless Access Point Devices for LAN Site Type 2	3.6.1.3 Site Type 2 Wireless Access Points (WAPS) (048-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

049-OPC		1	Change Management	Technical Change Meeting	Change Mgmt	Operational	Weekly	AMGEN > Change	Y	Y	N	Y

049-RU	3.6.1.1	1	Active Network Ports for LAN Site Type 3	3.6.1.1 Site Type 3 LAN-Attached Devices (049-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

050-OPA		1	Desktop Management Availability	Deskside Management Availability	Availability Mgmt	Operational	weekly	AMGEN > Availability	Y	Y	N	Y

050-RU	3.6.1.2	1	Voice over IP Phone for LAN Site Type 3	3.6.1.2 Site Type 3 VoiP (050-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

051-OPC		1	Change Management	Change Records Closed	Change Mgmt	Operational	Monthly	AMGEN > Change Query> Query Definition	Y	N	N	Y

051-RU	3.6.1.3	1	Wireless Access Point Devices for LAN Site Type 3	3.6.1.3 Site Type 3 Wireless Access Points (WAPS) (051-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

052-OPA		1	Directory Assistance Tickets	INCD-052-OPA Directory Assistance Tickets	Incident & Major Incident Mgmt	Operational	LFM	AMGEN > Incident	N	N	N	N

052-OPC		1	Change Management	List of Emergency Changes	Change Mgmt	Operational	Monthly	AMGEN > Change Query> Query Definition	Y	N	N	Y

052-RU	3.6.3	1	Active 100 MB Interfaces	3.6.3 100 MB (052-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

053-OPC		1	Change Management	List of Exception Changes	Change Mgmt	Operational	Monthly	AMGEN > Change Query> Query Definition	Y	N	N	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

053-RU	3.6.4	1	Active 10 GB Interfaces	3.6.4 10 GB (053-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

054-OPA		1	Downtime, unavailability of services (minutes/services)	Downtime, Unavailability Of Services	Availability Mgmt	operational	weekly	AMGEN > Availability	N	N	N	N

054-OPC		1	Change Management	User-Group IO/ User-Role IO	Change Mgmt	Operational	weekly	AMGEN > User Query> Information Object or AMGEN > User Query> Query Definition	Y	Y	N	Y

054-RU	3.6.5	1	Active 1 Gig_E Interfaces	3.6.5 Gig_E (054-RU)	Managed Network Svc	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

055-RU	3.7.2	1	Per Desktop	3.7.2 Standard Desktops	Asset Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	Y	Y	N	Y

056-OPC		1	Change Management	Activity Aging Report Related To Change LFM / Activity Aging Report Related To Change MTD	Change Mgmt	Operational	MTD LFM	AMGEN > Change	Y	Y	N	Y

056-RU	3.7.3	1	Per Laptop	3.7.3 Standard Laptops	Asset Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	Y	Y	N	Y

057-KPI		1	Number of risk/vulnerability assessments performed	Number of Risk_Vulnerability Assessments Performed_Idenitifed (057-KPI and 058-KPI)	Security Mgmt	KPI	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Security Management >> REPORTING MONTH	Y	N	N	Y

057-OPA		1	Field Hardware Tickets	057-OPA Field Service Hardware Tickets	Incident & Major Incident Mgmt	Operational	Monthly	AMGEN > Incident	N	N	N	N

057-OPC		1	Change Management Maintenance Windows	Standard Change Success	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Change	N	N	N	N

057-RU	3.7.4	1	Per Unix Workstation	3.7.4 Standard Unix Workstations	Asset Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	Y	Y	N	Y

058-KPI		1	Number of risks/vulnerabilities identified including severity	Number of Risk_Vulnerability Assessments Performed_Idenitifed (057-KPI and 058-KPI)	Security Mgmt	KPI	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Security Management >> REPORTING MONTH	Y	N	N	Y

058-RU	3.7.8	1	Per Network Printer	3.7.8 Standard Network Printers	Asset Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	Y	Y	N	Y

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

059-OPC		1	Change Management Report	Four Month Change Outlook	Change Mgmt	Operational	Daily	AMGEN > Spreadsheet> Change	Y	N	N	Y

059-RU	3.7.9	1	Per Thousand Pages	3.7.9 Combined Print Report (59-RU & 60-RU)	Print	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Print >> REPORTING MONTH	Y	Y	N	Y

060-OPA		1	Global SMS Asset Totals by Location Code and SMS site code	Global SMS Asset totals (060-OPA)	Asset Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Asset Management >> REPORTING MONTH	Y	Y	N	Y

060-OPC		1	Change Management Report	Change Volume By Functional Area	Change Mgmt	Operational	Monthly	AMGEN > Change Query> Query Definition	Y	Y	N	Y

060-RU	3.7.10	1	Per Thousand Pages	3.7.10 Combined Print Report (59-RU & 60-RU)	Print	RU	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Print >> REPORTING MONTH	Y	Y	N	Y

061-RU	3.7.5	1	Per Device	3.7.5 Standard Handheld Devices/PDAs/Cell Phones/Data Cards	Asset Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	Y	Y	N	Y

062-OPA		1	HelpDesk Summary	Service Desk Summary (062-OPA)	Service Desk	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Service Desk >> REPORTING MONTH	Y	Y	N	Y

062-OPC		1	Change Management Report	Number of CI release collisions	Change Mgmt	Operational	Daily	AMGEN>Release	Y	Y	N	Y

062-RU	3.7.6	1	Per Tablet	3.7.6 Tablets	Asset Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	Y	Y	N	Y

063-OPA		1	High impact problems opened by month by ES application. Metric has evolved to measure # of outages reported in Problem, Major incident log	063-OPA Incidents with Priority History and Related Problem Tickets LFM	Problem Mgmt	Operational	Daily/Monthly	AMGEN > Spreadsheet > Incident	Y	Y	N	Y

063-RU	3.7.7	1	Per Nextel	3.7.7 Nextels	Asset Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	N	N	N	N

064-RU	3.7.11	1	Per IMAC	3.7.11 IMACs	Change Mgmt	RU	Monthly	AMGEN > Resource Units > LFM RU > Resource Units - Groups	Y	Y	N	Y

065-OPA		1	Home Office Tickets	INCD-065-OPA Home Office Tickets	Incident & Major Incident Mgmt	Operational	Monthly	AMGEN > Incident	N	N	N	N

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000

065-OPC		1	CMDB Dashboard	CIDataHealthDashboard / CI Impact Assessment	Configuration Mgmt	Operational		AMGEN>Config Management	Y	Y	N	Y

065-RU	3.8	1	Per Seat	3.8 Service Desk Seat	Configuration Mgmt	RU	Monthly	AMGEN>Resource Units>LFM RU>Resource Units - Groups	Y	Y	N	Y

066-OPC		1	CMDB Pre-Defined Queries	Count Auth CI By Owner and Status	Configuration Mgmt	Operational	Ad Hoc	AMGEN>Config Mgmt Query> Query Definition	Y	N	N	Y

067-OPC		1	Company Monthly Package SD Calls Report	HelpDesk MeasurementsMONTHLY	Automatic Call Distribution	Operational	Monthly	AMGEN>ACD	Y	Y	N	Y

068-OPA		1	Incident resolution time (minutes)	068-OPA Service Desk Performance	Service Desk	Operational		AMGEN > Service Desk	N	N	N	N

068-OPC		1	Company Operational	INCD-068-OPC Incident Analysis Weekly	Incident & Major Incident Mgmt	Operational	weekly	AMGEN > Incident	N	N	N	N

069-OPC		1	Company Operational	INCD-069-OPC Incident Analysis	Incident & Major Incident Mgmt	Operational	Monthly	AMGEN > Incident	N	N	N	N

070-RU	3.10	1	Field Service Desk Seats	3.10 Field Service Desk Seats	Service Desk	RU		Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Service Desk >> REPORTING MONTH	Y	Y	N	Y

072-OPA		1	InterAct In Criteria (App by Resolver?)	INCD-072-OPA Incidents In Criteria	Incident & Major Incident Mgmt	Operational	LFM Monthly Trend	AMGEN > Incident	N	N	N	N

072-OPC		1	Cross-Process Summary per CI	CrossProcessSummaryperCI	Configuration Mgmt	Operational	Monthly	AMGEN > Config Management	Y	Y	N	Y

078-OPC		1	Deskside Support Dashboard	Deskside Services Dashboard	Deskside	Operational	Monthly	AMGEN> Service Request	Y	Y	N	Y

080-OPA		1	Major Incident Detail with Problem Association	Incidents Closed LFM with Associated Problems	Incident & Major Incident Mgmt	Operational	LFM	AMGEN > Incident	N	N	N	N

081-OPC		1	Duplicate Asset Tags	Duplicate Asset Tags	Asset Mgmt	Operational	Daily	AMGEN>Asset>Asset Activity	Y	Y	N	Y

	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000
082-OPC		1	Duplicate Serial Numbers	Duplicate Serial Numbers	Asset Mgmt	Operational	Daily	AMGEN>Asset>Asset Activity	Y	Y	N	Y

085-OPC		1	ERP Service Desk report	INCD-085-OPC Ticket details for GERP groups	Incident & Major Incident Mgmt	Operational	LFM	AMGEN>Incident	N	N	N	N

086-OPA		1	Network Traffic Rates - Bands Distribution Report	Bands Distribution Report (086-OPA)	Capacity Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Capacity Management >> REPORTING MONTH	N	N	N	N

087-OPA		1	New RFCs by CAB type	Changes by CAB type	Change Mgmt	Operational	Ad Hoc	AMGEN > Change Query> Query Definition	Y	N	N	Y

091-OPA		1	Number and percentage of collection requests processed by type	Number and Percentage of Completion Requests as processed by Type (091-OPA)	Security Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Security Management >> REPORTING MONTH	Y	N	N	Y

091-OPC		1	Forward Planning Change Management Calendar	Change Schedule Summary	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Change	Y	Y	N	Y

092-OPA		1	Number and type of changes that are sent straight to deployment (step 3 in Release Process flowchart 2)	Changes Sent Straight to Deployment LFM Changes Sent Straight to Deployment MTD	Release Mgmt	Operational	MTD LFM	AMGEN>Change	N	N	N	N

093-OPA		1	Number of affected users by security problem or major incident (SIRT)	Number of Affected Users by Security Problem or Major Incident (093-OPA)	Security Mgmt	Operational	Weekly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Security Management >> REPORTING MONTH	Y	Y	N	Y

093-OPC		1	Hardware Asset Management	HardwardAssetManagement	Asset Mgmt	Operational		AMGEN > Asset > Operational	Y	Y	N	Y

094-OPC		1	Help Desk Calls Report	HelpDesk MeasurementsDAILY HelpDesk MeasurementsHOURLY HelpDesk MeasurementsMONTHLY HelpDesk MeasurementsWEEKLY	Automatic Call Distribution	Operational	Daily Hourly Weekly Monthly	AMGEN>ACD	Y	Y	N	Y

095-OPC		1	Help Desk Calls Report	Ticket Analysis - Incident - Open Ticket Analysis - Incident - Closed MTD	Incident & Major Incident Mgmt	Operational	Monthly	AMGEN > Spreadsheet > Incident	Y	Y	N	Y

096-OPC		1	Help Desk Calls Report	096-OPC Service Desk Top Ten Ticket Classifications LFM 096-OPC Service Desk Top Ten Ticket Classifications MTD	Incident & Major Incident Mgmt	Operational		AMGEN > Spreadsheet > Service Desk	Y	Y	N	Y

097-OPC		1	Help Desk Calls Report	HelpDesk MeasurementsDAILY HelpDesk MeasurementsHOURLY HelpDesk MeasurementsMONTHLY HelpDesk MeasurementsWEEKLY	Automatic Call Distribution	Operational	Daily Hourly Weekly Monthly	AMGEN>ACD	Y	Y	N	Y

	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000
098-OPA		1	Number of Contacts per Service Center by type	098-OPA Number of Contacts per Service Desk by SourceLFM 098-OPA Number of Contacts per Service Desk by SourceLFW	Service Desk	Operational	Weekly/Monthly	AMGEN>Service Desk	N	N	N	N

098-OPC		1	Help Desk Calls Report	HelpDesk MeasurementsDAILY HelpDesk MeasurementsHOURLY HelpDesk MeasurementsMONTHLY HelpDesk MeasurementsWEEKLY	Automatic Call Distribution	Operational	Daily Hourly Weekly Monthly	AMGEN>ACD	Y	Y	N	Y

099-OPA		1	Number of Customer Impacting Incidents	DailyMorningIncident	Availability Mgmt	Operational	Daily	AMGEN > Incident	Y	Y	N	Y

099-OPC		1	Help Desk Calls Report	DailyMorningIncident	Incident & Major Incident Mgmt	Operational	Daily	AMGEN > Incident	Y	Y	N	Y

100-OPC		1	Help Desk Calls Report	Ticket Analysis - Incident - Open Ticket Analysis - Incident - Closed MTD	Incident & Major Incident Mgmt	Operational	Monthly	AMGEN > Spreadsheet > Incident	Y	Y	N	Y

101-OPC		1	Help Desk Calls Report	Number of Calls or tickets redirected to the support groupsLFM	Incident & Major Incident Mgmt	Operational	LFM	AMGEN > Incident	Y	Y	N	Y

103-OPC		1	Help Desk Calls Report	Ticket Analysis - Incident - Open Ticket Analysis - Incident - Closed MTD	Incident & Major Incident Mgmt	Operational	Monthly	AMGEN > Spreadsheet > Incident	Y	Y	N	Y

104-OPC		1	IMAC Report	Active IMACs All Tasks Complete - Record Not Closed Coordinator Not Assigned Domestic IMACs by Site, Job Plan, Status Domestic IMACs by Site, Status, Job Plan IMACAllTasksInfoObject IMACs Greater than 10 Days IMACs Set to Held International IMACs by Site, Job Plan, Status International IMACs by Site, Status, Job Plan Perform Complete - Tracking Incomplete Task Resource Not Assigned	Install, Move, Add & Change	Operational	weekly	AMGEN>IMAC Query>Query Definition	Y	Y	N	Y

105-OPC		1	IMT Asset Dashboard	AssetCountbyStatusandSite	Asset Mgmt	Operational	Weekly	AMGEN > Spreadsheet > Asset	Y	Y	N	Y

106-OPC		1	IMT Staff With More Than One Asset	Staff With More Than One Asset	Asset Mgmt	Operational	Weekly	AMGEN > Asset>Asset Activity	Y	Y	N	Y

107-OPC		1	Incident Management Report	Incidents Opened LFM from Unapproved or Unscheduled ChangesLFM	Incident & Major Incident Mgmt	Operational	Monthly	AMGEN>Incident	Y	Y	N	Y

108-OPA		1	Number of incidents caused by a release	Incidents Opened LFM from ReleasesLFM	Incident & Major Incident Mgmt	Operational	LFM	AMGEN > Incident	N	N	N	N

108-OPC		1	Incident Management Report	Daily Morning Incident	Incident & Major Incident Mgmt	Operational	Daily	AMGEN > Incident	Y	N	N	Y

	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000
109-OPA		1	Number of incidents caused by deployment of a release	Number Of Incidents Caused By Deployment Of A Release	Release Mgmt	Operational	Monthly	Release> “109-OPA Number of Incidents Caused By Deployment of a Release	Y	Y	N	Y

110-OPC		1	Incident Management Report	110-OPC Incident Analysis - Closed MTD 110-OPC Incident Analysis - Open	Incident & Major Incident Mgmt	Operational	Monthly	AMGEN > Spreadsheet > Incident	Y	Y	N	Y

111-OPC		1	Incident Management Report	Daily Morning Incident	Incident & Major Incident Mgmt	Operational	Daily	AMGEN > Incident	N	N	N	N

112-OPC		1	Incident Management Report	Daily Morning Incident	Incident & Major Incident Mgmt	Operational	Daily	AMGEN > Incident	N	N	N	N

113-OPA		1	Number of Knowledge Management updates based on Problem resolution	113-OPA Knowledge Mgmt updates based on problem resolutions LFM	Problem Mgmt	Operational	Monthly	AMGEN > Ticket Query > Query Definition	N	N	N	N

113-OPC		1	Incident Management Report	SeverityIncidentLFD SeverityIncidentLFM	Incident & Major Incident Mgmt	Operational	Daily/Monthly	AMGEN > Incident	N	N	N	N

117-OPC		1	Internet Access Usage Reports	Reports for Internet Access Usage (117-OPC)	Managed Network Svc	Operational	Quarterly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	N

120-OPA		1	Number of Problems resolved by and caused by RFC	120-OPA Number of Problems resolved by and caused by RFC	Problem Mgmt	Operational	Daily/Monthly	AMGEN > Problem	N	N	N	N

120-OPC		1	IS Operations Report	SeverityIncidentLFD SeverityIncidentLFM/Ticket Analysis - Incident & 210- OPA-Ticket Analysis -Service Request	Incident & Major Incident Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> >> REPORTING MONTH	Y	Y	N	Y

122-OPA		1	Number of releases grouped by category and status.	Number of Releases by Category and Status	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Release	Y	Y	N	Y

123-OPA		1	Number of Releases per Change and number of changes per Release	Number Of Changes Per Release	Release Mgmt	Operational	Monthly	AMGEN>Release	Y	Y	N	Y

124-OPA		1	Number of Releases Rejected, Rescheduled or delayed and supporting reason	Number Of Releases Rejected Or Delayed	Release Mgmt	Operational	Monthly	AMGEN>Release	Y	Y	N	Y

125-OPC		1	Lost-Missing Assets	Lost-Missing Assets	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000
126-OPA		1	Number of requests received based on the service catalog	Serv Cat Requests Submitted by Func Area	Service Catalog	Operational	Ad Hoc	AMGEN>UAT>Service Catalog Query>Query Definition	Y	Y	N	Y

135-OPC		1	Model Breakdown by Location Code	Model By Location	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

137-OPA		1	Number of unauthorized changes	Number of Incomplete RFCs	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Change	Y	N	N	Y

138-OPA		1	Number or Percent of services using automated monitoring tools	Number or Percent of services using automated monitoring tools (138-OPA)	Availability Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Availability Management >> REPORTING MONTH	N	N	N	N

138-OPC		1	Network Architecture and Strategy Report	Network Architecture and Strategy Sample Report (138-OPC)	Managed Network Svc	Operational	annually in the first quarter of each year	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	N	N	N	N

140-OPA		1	Past due renewals	Past due renewals (140-OPA)	Supplier Mgmt	Operational	Monthly/Quarterly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Supplier Management >> REPORTING MONTH	Y	Y	N	Y

141-OPA		1	PC Count Compared to Headcount per Region	PC Count Compared to Headcount per Region	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

141-OPC		1	Network Risk Assessment	Risk Assessment (141-OPC)	Managed Network Svc	Operational	Quarterly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Managed Network Services >> REPORTING MONTH	Y	Y	Y	Y

142-OPA		1	PC Count by Site and Cost Code	142-OPA Pc count by Site and Cost code	Asset Mgmt	Operational	Monthly	AMGEN > Asset Query > Query Definition	Y	Y	N	Y

143-OPA		1	Pct Changes which followed "fast-track" job plans vs.lengthlier job plans	Fast Track Job Plans LFM	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Change	Y	Y	N	Y

145-OPA		1	PCT improvement in overall end-to-end availability of services, increase and decrease in the reliability/unavailability of services and components	Pct Improvement in Overall Availability (145-OPA)	Availability Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Availability Management >> REPORTING MONTH	N	N	N	N

149-OPA		1	Planned release schedule and progress reports against Projects.	149-OPA Planned Release Schedule and Progress Against Projects	Change Mgmt	Operational	Monthly	AMGEN>Change	Y	N	N	Y

154-OPC		1	Project Status Report	Project Status Report (154-OPC).	Governance	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Governance >> REPORTING MONTH	Y	Y	N	Y

156-OPC	1	Quarantine Aging Report	Quarantine Aging Report	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

157-OPA	1	Release/Change effectiveness	Release Effectiveness	Change Mgmt	Operational	Monthly	Amgen > Spreadsheet > Release > 157-OPA Releases with Follow-up Tickets	Y	N	N	Y

157-OPC	1	Release Management	Release Schedule Summary	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Release	Y	Y	N	Y

158-OPA	1	Renewals Forecasts/Actuals	Renewals Forecasts/Actuals (158-OPA)	Supplier Mgmt	Operational	Monthly, Quarterly, and Annually	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Supplier Management >> REPORTING MONTH	Y	Y	N	Y

158-OPC	1	Release Management	Rolled Back Releases	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Release	N	N	N	N

160-OPA	1	Request Management Report	Request Management	Change Mgmt	Operational	Daily	AMGEN > Spreadsheet> Change	Y	Y	N	Y

160-OPC	1	Request Management Report	Nature of Request for Changes	Change Mgmt	Operational	Monthly	Amgen > Spreadsheet > Change > 160-OPC Process Requests by Classification LFM Amgen > Spreadsheet > Change > 160-OPC Process Requests by Classification MTD	Y	N	N	Y

162-OPC	1	Request Management Report	Affected Service Levels LFM or Affected Service Levels MTD	Change Mgmt	Operational	MTD LFM	Amgen>Service Request	Y	N	N	Y

163-OPA	1	SD Operational Cost per Contact	Cost per Contact 163-OPA	Service Desk	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Service Desk >> REPORTING MONTH	Y	N	N	Y

163-OPC	1	Request Management Report	Elapsed Time To Satisfy LFM / Elapsed Time To Satisfy MTD	Change Mgmt	Operational	MTD LFM	Amgen>Change	Y	N	N	Y

164-OPA	1	SecureID Tickets and Resolve	164-OPA Incident Performance - SecurID	Incident & Major Incident Mgmt	Operational	LFM Monthly Trend	AMGEN > Incident	Y	N	N	Y

164-OPC	1	Request Management Report	Change Type Trending	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Change	Y	N	N	Y

	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000
165-OPA		1	Server Monitoring with System Edge - NonProd	Server Monitoring with IBM Tool Set – NonProd (165-OPA)	Event Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Event Management >> REPORTING MONTH	N	N	N	N
165-OPC		1	Request Management Report	PastDueOpenChanges	Change Mgmt	Operational	Daily	AMGEN > Change > PastDueOpenChanges	Y	N	N	Y
166-OPA		1	Server Monitoring with System Edge - Prod	Server Monitoring with IBM Tool Set – Production (166-OPA)	Event Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Event Management >> REPORTING MONTH	N	N	N	N

166-OPC		1	Request Management Report	166-OPC Closed Changes Current and Past Due	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet > Change > 166-OPC Closed Changes Current and Past Due	Y	N	N	Y

167-OPC		1	Request Management Report	167-OPC Open Changes Past Due	Change Mgmt	Operational	Daily	AMGEN > Spreadsheet > Change > 167-OPC Open Changes Past Due	Y	Y	N	Y

168-OPC		1	Request Management Report	Historical Change Volume L12M	Change Mgmt	Operational	Monthly	AMGEN > Change Query> Query Definition	Y	N	N	Y

169-OPC		1	Request Management Report	Monthly Change Trending	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Change	Y	N	N	Y

170-OPC		1	Request Management Report	RFC Approval Trending	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Change	Y	N	N	Y

171-OPA		1	SiteMinder Availability	SiteMinder Availability	Availability Mgmt	Operational	Monthly	AMGEN > Availability	Y	Y	N	Y

171-OPC		1	Request Management Report	Request for Change Trending	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Change	Y	N	N	Y

172-OPC		1	Request Management Report	Number of Open Changes / Outstanding Requests for Change	Change Mgmt	Operational	Monthly	AMGEN > Change Query> Query Definition	Y	Y	N	Y
173-OPA		1	SLA Ticker	SLA Ticker (173-OPA).	Incident & Major Incident Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Incident & Major Incident Management >> REPORTING MONTH	N	N	N	N

173-OPC		1	Request Management Report	Top Ten Changes by CategoryLFM / Top Ten Changes by CategoryMTD	Change Mgmt	Operational	MTD LFM	Amgen > Change > 173-OPC Top Ten Change Classifications L3M Amgen > Change > 173-OPC Top Ten Change Classifications MTD	Y	N	N	Y

	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000
177-OPA		1	Software Reconciliation Reports	Software Reconciliation (177-OPA)	Asset Mgmt	Operational	Quarterly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Asset Management >> REPORTING MONTH	Y	N	N	Y

180-OPA		1	Specific descriptors of CI types (Software, HR, Regulatory, IT, Documents, etc)	Authorized Configuration Items	Configuration Mgmt	Operational	Daily	AMGEN > Spreadsheet> Config Mgmt	Y	Y	N	Y

181-OPC		1	Server Performance Report- Average Memory (RAM)	Memory (RAM) Utilization (181-OPC).	Capacity Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Capacity Management >> REPORTING MONTH	N	N	N	N

182-OPA		1	Status of risk responses (assessing, planning, planned, implementing, complete) by severity	Status of Risk Responses by severity (182-OPA)	Security Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Security Management >> REPORTING MONTH	Y	N	N	Y

182-OPC		1	Server Performance Report-Disk Utilization	Disk Utilization (182-OPC)	Capacity Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Capacity Management >> REPORTING MONTH	N	N	N	N

183-OPC		1	Server Performance Report-Servers Above Capacity Threshold	Server Performance Report-Servers Over Capacity Threshold (183-OPC)	Capacity Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Capacity Management >> REPORTING MONTH	N	N	N	N

186-OPC		1	Service matrix	186-OPC Incident Performance – Deskside by Hardware and Software	Incident & Major Incident Mgmt	Operational	Monthly	AMGEN > Incident	Y	Y	N	Y

187-OPA		1	Total Available Time (minutes/hours) for all Services delivered	Total Available Time (minutes/hours) for all Services delivered	Availability Mgmt	Operational	weekly	AMGEN > Availability	N	N	N	N

189-OPA		1	Unified Messaging Combined Ticket	INCD-189-OPA Unified Messaging Tickets	Incident & Major Incident Mgmt	Operational	MTD LFM	AMGEN>Incident	N	N	N	N

189-OPC		1	Software Installation Counts (all sites)	Software Installation Counts (189-OPC)	Asset Mgmt	Operational	Quarterly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Asset Management >> REPORTING MONTH	Y	Y	N	Y

191-OPA		1	Unknown Filter for In Criteria by Severity	INCD-191-OPA Unknown Filter for In Criteria by Severity	Incident & Major Incident Mgmt	Operational	Monthly	AMGEN > Incident	N	N	N	N

193-OPA		1	VIP - Closed tickets for VIPs	ClosedTicketsforVIPs	Incident & Major Incident Mgmt	Operational	Monthly	AMGEN > Incident	Y	Y	N	Y

194-OPA		1	VIP IS Combined IncidSR Incriteria Compliance	VIP SR and Incident Ticket In Criteria Compliance	Incident & Major Incident Mgmt	Operational	LFM Monthly Trend	AMGEN > Spreadsheet> Incident	Y	Y	N	Y

	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000
194-OPC		1	SUMMARY Asset Count by Location Code: GLOBAL	Asset Count by Location Code: GLOBAL	Asset Mgmt	Operational			Y	Y	N	Y

195-OPC		1	SUMMARY Asset Count by Location Code: NORTH AMERICA	Asset Count by Location Code North America	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

202-OPA		1	WTD Failure of Backups	WTD Failure of Backups (202-OPA)	Backup and Recovery	Operational	Weeky, Monthly, Quarterly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Backup & Recovery >> REPORTING MONTH	Y	Y	N	Y

203-OPA		1	Amgen - Role Report	Users and Roles	Service Request	Operational	Ad Hoc	AMGEN > User Query> Information Object or AMGEN > User Query> Query Definition	Y	Y	N	Y

204-OPA		1	Amgen - Custom Operational - Incident and Service Request - Ticket Misroutes	204-OPA Ticket Misroutes - Closed LFM 204-OPA Ticket Misroutes - Open and Closed MTD	Incident & Major Incident Mgmt	Operational	Daily	AMGEN>Incident	N	N	N	N

205-OPA		1	Amgen - New IO for Vendor tickets - To use for their Service Levels	Ticket History Information Object	Incident & Major Incident Mgmt	Operational	Ad Hoc	AMGEN>Ticket Query> Information Object	N	N	N	N

206-OPA		1	Request Performance Interface & Change SOURCE_FLEX1_DESC = SR	SR-206-OPA Service Request Performance Interface	Change Mgmt	Operational		AMGEN>Service Request	Y	Y	N	Y

207-OPA		1	Request Analysis Weekly & Change SOURCE_FLEX1_DESC = SR	207-OPA Service Request Analysis WeeklyL3W	Change Mgmt	Operational	Weekly/Monthly/Quarterly	AMGEN>Service Request	N	N	N	N

209-OPA		1	Global ERP Request Metrics & Change SOURCE_FLEX1_DESC = SR	209-OPA Service Request Performance - GERP	Change Mgmt	Operational		AMGEN>Service Request	N	N	N	N

210-OPA		1	(this is the eSpreadsheet Ticket Analysis) - Copy should be placed in the Spreadsheet\Service Request folder & Change SOURCE_FLEX1_DESC = SR	210-OPA Service Request Analysis - Closed LFM 210-OPA Service Request Analysis - Closed MTD 210-OPA Service Request Analysis - Open	Incident & Major Incident Mgmt	Operational	Monthly	Amgen > Spreadsheet > Service Request	Y	Y	N	Y

211-OPA		1	Request Aging report by Resolver group & Change SOURCE_FLEX1_DESC = SR	211-OPA Open Service Requests by Owner Group	Incident & Major Incident Mgmt	Operational	Daily	AMGEN>Service Request	Y	Y	N	Y

211-OPC		1	Utility Services Report-Monthly Capacity for Print & Fax Services	Utility Services Report-Print File Fax (211-OPC)	Capacity Mgmt	Operational	Monthly	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Capacity Management >> REPORTING MONTH	Y	Y	N	Y

212-OPC		1	Validated Change	Audit Trail by RFC: Detail Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000
213-OPA		1	Out of Criteria Requests & Change SOURCE_FLEX1_DESC = SR	Changes Against a CI by Date	Incident & Major Incident Mgmt	Operational	Daily	AMGEN>Service Request	Y	Y	N	Y

213-OPC		1	Validated Change	Emergency changes: Summary Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

214-OPA		1	Queue Hopping Requests & Change SOURCE_FLEX1_DESC = SR	Open RFCs by Responsible Department: Summary Report	Incident & Major Incident Mgmt	Operational	Weekly/Monthly/Quarterly	AMGEN>Service Request	Y	N	N	Y

214-OPC		1	Validated Change	Open to Closed RFC Analysis	Change Mgmt	Operational		ISM	Y	Y	N	Y

215-OPC		1	Validated Change	Request for Change: Detail report	Change Mgmt	Operational		ISM	Y	Y	N	Y

216-OPA		1	Daily Morning Service Request	216-OPA Incidents and Problems Resulting in Change Process Requests	Change Mgmt	Operational	Daily	Amgen > Change > “216-OPA Incidents and Problems Resulting in Change Process Requests”	N	N	N	N

216-OPC		1	Validated Change	RFC Phase Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

217-OPC		1	Validated Change	RFC Volume by Resp. Department: Summary Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

218-OPC		1	Validated Change	RFCs by Completion Codes: Summary report	Change Mgmt	Operational		ISM	Y	Y	N	Y

219-OPA		1	CMDB Server Impact Report (for Building 37 Data Center Move) SCox ISM SR#126046 — Server with related CIs — DB, App, etc., on one row with the Server	219-OPA CMDB Server Impact Report	Configuration Mgmt	Operational		AMGEN>UAT>Configuration Management	Y	Y	N	Y

219-OPC		1	Validated Change	SOP/DP-Class1: Summary Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

220-OPA		1	Application Inventory - Production Portfolio Inventory	Status of Current RFCs: Summary Report	Configuration Mgmt	Operational		AMGEN > Spreadsheet > Config Mgmt	Y	N	N	Y

220-OPC		1	Validated Change	Tasks/Assessments: Summary Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000
221-OPA		1	Server Inventory - Production Portfolio Inventory	Total Time to Close an RFC: Summary Report	Configuration Mgmt	Operational		AMGEN > Spreadsheet > Config Mgmt	Y	N	N	Y

221-OPC		1	Validated Change	RFCs by Completion Codes: Summary report	Change Mgmt	Operational		ISM	Y	Y	N	Y

222-OPA		1	IBM_ADM Response Time Severity 1	IBM_ADM Response Time Severity 1	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

222-OPC		1	Validated Change	Scheduled Changes	Change Mgmt	Operational		ISM	Y	Y	N	Y

223-OPA		1	IBM_ADM Response Time Severity 2	IBM_ADM Response Time Severity 2	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

223-OPC		1	Validated Change	SOP/DP-Class1: Summary Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

224-OPA		1	IBM_ADM Response Time Severity 3	IBM_ADM Response Time Severity 3	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

224-OPC		1	Validated Change	Status of Current RFCs: Summary Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

225-OPA		1	IBM_ADM Response Time Severity 4	IBM_ADM Response Time Severity 4	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

225-OPC		1	Validated Change	Tasks/Assessments: Summary Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

226-OPA		1	IBM_ADM Resolution Time Severity 1	IBM_ADM Resolution Time Severity 1	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

226-OPC		1	Validated Change	Total Time to Close an RFC: Summary Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

227-OPA		1	IBM_ADM Resolution Time Severity 2	IBM_ADM Resolution Time Severity 2	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

227-OPC	1	Virus Incidents	Virus Incidents (227_228-OPC)	Security Mgmt	Operational	Ad-Hoc	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Security Management >> REPORTING MONTH	Y	Y	N	Y

228-OPA	1	IBM_ADM Resolution Time Severity 3	IBM_ADM Resolution Time Severity 3	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

228-OPC	1	Virus Incidents	Virus Incidents (227_228-OPC)	Security Mgmt	Operational	Ad-Hoc	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Security Management >> REPORTING MONTH	Y	Y	N	Y

229-OPA	1	IBM_ADM Resolution Time Severity 4	IBM_ADM Resolution Time Severity 4	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

230-OPA	1	IBM_ADM Response Before Exceptions Severity 1	IBM_ADM Response Before Exceptions Severity 1	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

231-OPA	1	IBM_ADM Response Before Exceptions Severity 2	IBM_ADM Response Before Exceptions Severity 2	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

231-OPC	1	YTD metrics of incidents and requests by site	INCD-231-OPC Service Desk and Desk Side Activity	Incident & Major Incident Mgmt	Operational	MTD LFM	AMGEN > Incident	Y	N	N	Y

232-OPA	1	IBM_ADM Response Before Exceptions Severity 3	IBM_ADM Response Before Exceptions Severity 3	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

233-OPA	1	IBM_ADM Response Before Exceptions Severity 4	IBM_ADM Response Before Exceptions Severity 4	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

233-OPC	1		233-OPC Monthly Service Request Performance - Closed LFM 233-OPC Monthly Service Request Performance - Closed MTD	Service Request	Operational	Monthnly	Amgen > Spreadsheet > Service Request	Y	Y	N	Y

234-OPA	1	IBM_ADM Resolution Before Exceptions Severity 1	IBM_ADM Resolution Before Exceptions Severity 1	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

234-OPC	1		234-OPC Percent of Incidents Resolved at the Service Desk	Incident & Major Incident Mgmt	Operational	Monthnly	AMGEN > Service Desk	Y	N	N	Y

235-OPA	1	IBM_ADM Resolution Before Exceptions Severity 2	IBM_ADM Resolution Before Exceptions Severity 2	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

236-OPA	1	IBM_ADM Resolution Before Exceptions Severity 3	IBM_ADM Resolution Before Exceptions Severity 3	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

236-OPC	1		Percent of Service Desk Requests Resolved at the Service Desk	Service Request	Operational	Monthnly	AMGEN > Service Desk	Y	N	N	Y

237-OPA	1	IBM_ADM Resolution Before Exceptions Severity 4	IBM_ADM Resolution Before Exceptions Severity 4	Vendor Report	Operational	Daily/Monthly	AMGEN > IBM ADM Service Levels	Y	Y	N	Y

237-OPC	1		Releases by Category and Status	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Release	Y	Y	N	Y

238-OPA	1	IBM ADM Ticket Analysis	IBM ADM Ticket Analysis LFM IBM ADM Ticket Analysis MTD	Vendor Report	Operational	Daily/Monthly	AMGEN > Spreadsheet > IBM ADM	Y	Y	N	Y

239-OPA	1	HP_ADM Response Time Severity 1	HP_ADM Response Time Severity 1	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

239-OPC	1		Releases by Category and Status L13M Number of Releases by Category and Status L13M	Change Mgmt	Operational	Monthly	AMGEN > Spreadsheet> Release	Y	Y	N	Y

240-OPA	1	HP_ADM Response Time Severity 2	HP_ADM Response Time Severity 2	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

240-OPC	1		Closed changes associated with Configuration Items - LFM Closed changes associated with Configuration Items - MTD	Change Mgmt	Operational	Monthly	AMGEN>Config Management	Y	N	N	Y

241-OPA	1	HP_ADM Response Time Severity 3	HP_ADM Response Time Severity 3	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

241-OPC	1	Bi-annual audit of the CMDB	241-OPC Biannual audit of the CMDB to Company within ten (10) Business Days of each audit	Configuration Mgmt	Operational	Bi-Annual		Y	Y	N	Y

242-OPA	1	HP_ADM Response Time Severity 4	HP_ADM Response Time Severity 4	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

242-OPC	1		Authorized Configuration Items	Configuration Mgmt	Operational	Daily	AMGEN > Spreadsheet> Config Mgmt	Y	N	N	Y

243-OPA	1	HP_ADM Resolution Time Severity 1	HP_ADM Resolution Time Severity 1	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

243-OPC	1	Authorized Configuration Items, By Status and Description
CMDB Authorized CI By Owner and Status
Count Auth CI By Owner and Status
Authorized Related CI by Source Classification
			CI Relationship by Classification	Configuration Mgmt	Operational	Ad Hoc	AMGEN>Config Mgmt Query> Query Definition	Y	N	N	Y

244-OPA	1	HP_ADM Resolution Time Severity 2	HP_ADM Resolution Time Severity 2	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

245-OPA	1	HP_ADM Resolution Time Severity 3	HP_ADM Resolution Time Severity 3	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

246-OPA	1	HP_ADM Resolution Time Severity 4	HP_ADM Resolution Time Severity 4	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

247-OPA	1	HP_ADM Response Before Exceptions Severity 1	HP_ADM Response Before Exceptions Severity 1	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

248-OPA	1	HP_ADM Response Before Exceptions Severity 2	HP_ADM Response Before Exceptions Severity 2	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

249-OPA	1	HP_ADM Response Before Exceptions Severity 3	HP_ADM Response Before Exceptions Severity 3	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

250-OPA	1	HP_ADM Response Before Exceptions Severity 4	HP_ADM Response Before Exceptions Severity 4	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

251-OPA	1	HP_ADM Resolution Before Exceptions Severity 1	HP_ADM Resolution Before Exceptions Severity 1	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

252-OPA	1	HP_ADM Resolution Before Exceptions Severity 2	HP_ADM Resolution Before Exceptions Severity 2	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

253-OPA	1	HP_ADM Resolution Before Exceptions Severity 3	HP_ADM Resolution Before Exceptions Severity 3	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

254-OPA	1	HP_ADM Resolution Before Exceptions Severity 4	HP_ADM Resolution Before Exceptions Severity 4	Vendor Report	Operational	Daily/Monthly	AMGEN > HP ADM Service Levels	Y	Y	N	Y

255-OPA	1	HP ADM Ticket Analysis	HP ADM Ticket Analysis LFM HP ADM Ticket Analysis MTD	Vendor Report	Operational	Daily/Monthly	AMGEN > Spreadsheet > HP ADM	Y	Y	N	Y

256-OPA	1	Changes to Regulated Cis	Changes to Regulated Cis	Change Mgmt	Operational			Y	Y	N	Y

257-OPA	1	SOX Application Dependencies	Regulatory Application Dependencies	Configuration Mgmt	Operational			Y	Y	N	Y

258-OPA	1	GxP Applications Dependencies	258-OPA CI 6-Level Decomposition	Configuration Mgmt	Operational		2/1: Per Cheri, Karina says on 1/26 this will be merged to 257-OPA.	Y	Y	N	Y

259-OPA	1	Amgen Managed Systems Anti-Virus Status	Amgen Managed Systems Anti-Virus Status (259-OPA)	Security Mgmt	Operational		Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Service Desk >> REPORTING MONTH	Y	N	N	Y

260-OPA	1	Event Incident Response	260-OPA Event Incident Response - Closed LFM 260-OPA Event Incident Response - Closed MTD 260-OPA Event Incident Response - Open	Event Mgmt	Operational		AMGEN > Spreadsheet > Event Management	Y	N	N	Y

268-OPC	1		Asset Disposal Report	Asset Mgmt	Operational	Ad Hoc	AMGEN > Asset Query> Query Definition	Y	Y	N	Y

269-OPC	1	Project IMAC Status Report	project IMAC status report (269-OPC	Install, Move, Add & Change	Operational	Ad-Hoc	Login to ISC > Go to “Account Services” tab Select folders: “Non-GSMRT Reports” >> Install, Move, Add and Change >> REPORTING MONTH	Y	y	N	Y

274-OPC	1	Change Manager Review	Change Manager Review	Change Mgmt	Operational		ISM	Y	Y	N	Y

275-OPC	1	5.1.3 - Assessment Status Report	5.1.3 - Assessment Status Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

276-OPC	1	5.1.4 - Open Change Record Report	5.1.4 - Open Change Record Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

277-OPC	1	5.1.5 - Closed Change Record Report	5.1.5 - Closed Change Record Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

278-OPC	1	5.1.6 - Cycle Time Reports	5.1.6 - Cycle Time Reports	Change Mgmt	Operational		ISM	Y	Y	N	Y

279-OPC		1	5.1.7 - Requested Completion Date Report	5.1.7 - Requested Completion Date Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

280-OPC		1	5.1.1 and 5.1.2 - Change Summary Report	5.1.1 and 5.1.2 - Change Summary Report	Change Mgmt	Operational		ISM	Y	Y	N	Y

035-KM	2.2.2	1	Service Catalog - All Services Listed	2.2.2 Service Catalog - All Services Listed	Service Catalog	KM	Monthly		N	N	N	N

261-OPA		1		INFO PRINT	Security Mgmt	Operational	Monthly		Y	Y	N	Y

281-OPA		SS	HelpDesk MeasurementsMONTHLY	HelpDesk MeasurementsMONTHLY	External Business Partner	Operational	Monthly	AMGEN>EBP Reports>ACD	Y	Y	N	Y

282-OPA		SS	HelpDesk MeasurementsDAILY	HelpDesk MeasurementsDAILY	External Business Partner	Operational	Monthly	AMGEN>EBP Reports>ACD	Y	Y	N	Y

283-OPA		SS	HelpDesk MeasurementsHOURLY	HelpDesk MeasurementsHOURLY	External Business Partner	Operational	Monthly	AMGEN>EBP Reports>ACD	Y	Y	N	Y

284-OPA		SS	HelpDesk MeasurementsWEEKLY	HelpDesk MeasurementsWEEKLY	External Business Partner	Operational	Monthly	AMGEN>EBP Reports>ACD	Y	Y	N	Y

285-CSL		SS	Average Speed to Answer (In seconds)	EBP Average Speed to Answer (In seconds)	External Business Partner	CSL	Monthly	AMGEN>EBP Reports>Service Level>LFM SL>EBP Critical Measures Topsheet	Y	Y	N	Y

286-CSL		SS	EBP Call abandon rate - Service Desk	EBP Call abandon rate - Service Desk	External Business Partner	CSL	Monthly	AMGEN>EBP Reports>Service Level>LFM SL>EBP Critical Measures Topsheet	Y	Y	N	Y

287-CSL		SS	Resolution of Resolvable Incidents/Requests by the EBP Service Desk	Resolution of Resolvable Incidents/Requests by the EBP Service Desk	External Business Partner	CSL	Monthly	AMGEN>UAT>EBP Reports>Service Level>LFM SL>EBP Critical Measures Topsheet	Y	Y	N	Y

288-CSL		SS	Ticket Mishandling - EBP Service Desk	Ticket Mishandling - EBP Service Desk	External Business Partner	CSL	Monthly	AMGEN>UAT>EBP Reports>Service Level>LFM SL>EBP Critical Measures Topsheet	Y	Y	N	Y

289-KM		SS	Tickets Closed, yet were not resolved	2.1.2 Tickets Closed, yet were not resolved	External Business Partner	KM	Monthly	AMGEN>UAT>EBP Reports>Service Level>LFM SL>EBP Key Measures Topsheet	Y	Y	N	Y

290-KM	SS	EBP Average speed to create ticket from electronic submission	EBP Average speed to create ticket from electronic submission	External Business Partner	KM	Monthly	AMGEN>UAT>EBP Reports>Service Level>LFM SL>EBP Key Measures Topsheet	Y	Y	N	Y

291-KM	SS	EBP Service Desk Resolved Within Agreed Service Levels (subset of 2.1.1)	EBP Service Desk Resolved Within Agreed Service Levels (subset of 2.1.1)	External Business Partner	KM	Monthly	AMGEN>UAT>EBP Reports>Service Level>LFM SL>EBP Key Measures Topsheet	Y	Y	N	Y

292-KM	SS	EBP Calls answered within 120 seconds	EBP Calls answered within 120 seconds	External Business Partner	KM	Monthly	AMGEN>EBP Reports>Service Level>LFM SL>EBP Key Measures Topsheet	Y	Y	N	Y

293-KM	SS	EBP Calls answered within 60 seconds	EBP Calls answered within 60 seconds	External Business Partner	KM	Monthly	AMGEN>EBP Reports>Service Level>LFM SL>EBP Key Measures Topsheet	Y	Y	N	Y

047-KM	1	Request fulfillment EUS	Request fulfillment EUS	Request Fulfillment	KM			Y	Y	N	Y

TBD	SS		GSMRT report - ‘Amgen SOX SQL Change Report v2’	Application Hosting	Operational	Quarterly		Y	N	N	N

TBD	SS		LMS report -	Application Hosting	Operational	Monthly		Y	N	N	N

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

EXHIBIT 17

SUPPLIER SERVICE LOCATIONS

Amgen and IBM Confidential	E 17 – Page 1 of 5

01.28.2011 (Final)

1.0 INTRODUCTION	3
1.1 Purpose	3

Amgen and IBM Confidential	E 17 – Page 2 of 5

01.28.2011 (Final)

1.0 INTRODUCTION

1.1 Purpose

This Exhibit 17 sets forth the Supplier Service Locations.

Location Name	Street Address, City, State	Services Provided from this Supplier Service Location
Agoura Hills	[*]	Application Hosting Services, Cross-Functional Services

Boulder	[*]	Data Center hosting (Equipment), Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End-User Services

Columbus	[*]	Data Center hosting (Equipment), Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

Dubuque	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End-User Services

Argentina	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

Argentina	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

Brazil	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

Brazil	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

Brazil	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

Brazil	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

Brazil	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

Brazil	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

Brazil	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

Brazil	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

Amgen and IBM Confidential	E 17 – Page 3 of 5

01.28.2011 (Final)

Location Name	Street Address, City, State	Services Provided from this Supplier Service Location
Brazil	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

Canada	[*]	Application Hosting Services, Messaging, Cross-Functional Services, Service Desk, End User Services

South Africa	[*]	Service Desk

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

Amgen and IBM Confidential	E 17 – Page 4 of 5

01.28.2011 (Final)

Location Name	Street Address, City, State	Services Provided from this Supplier Service Location
India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

India	[*]	Application Hosting Services, Messaging, Service Desk, ID/Password Administration, Cross-Functional Services

Manila	[*]	Network Services

Quezon City	[*]	Application Hosting Services, Cross-Functional Services

Poland	[*]	End User Services - Electronic Software Packaging & Distribution

Singapore	[*]	Network Services

Raleigh	[*]	Network Services - managed Security Services

Alpharetta	[*]	Network Services - hosting support

Arlington Heights	[*]	Network Services - PBX / VM support

Bratislava	[*]	Network Services - engineering and IMAC support

Kosice	[*]	Network Services - engineering and IMAC support

Hortolandia	[*]	Network Services

Brno	[*]	Network Services

Amgen and IBM Confidential	E 17 – Page 5 of 5

01.28.2011 (Final)

EXHIBIT 29

REVERSE TRANSITION PLAN

1.0 INTRODUCTION

This Reverse Transition Plan defines the roles, responsibilities and obligations of each Party related to the transition to Company or its designee of certain Services performed by Supplier under the Agreement prior to the Amendment No 7 Effective Date, as more particularly set forth herein (the “Reverse Transition Services”).

2.0 DEFINITIONS

In this Plan, the following terms shall have the meaning ascribed to them hereafter. Other capitalized terms used herein shall have their respective meanings as set forth in the Agreement.

“Joint Project Management Office” or “Joint PMO”: The Joint PMO shall consist of two (2) Company program managers (primary and backup) and two (2) Supplier program managers (primary and backup) who are jointly responsible to provide overall governance for any activity that will transition from Supplier to Company under this Plan. “Reverse Transition Work Stream”: means the group of responsibilities and obligations set forth in this Plan related to a particular Reverse Transition Service. For each Reverse Transition Work Stream, each Party shall designate a transition leader (the “Reverse Transition Work Stream Owner”) who will be the single point of contact for its Party for all matters related to such Reverse Transition Work Stream.

“Reverse Transition Commencement Date or RT Commencement Date”: The RT Commencement Date for any Reverse Transition Service is the date that the transition of such Reverse Transition Service is complete pursuant to this Plan.

“Reverse Shadowing” shall mean, with respect to any Reverse Transition Service, the process whereby the Company will perform the responsibilities associated with the operations for a defined period prior to commencement date and, to the extent requested by Company, the Supplier will be available to the Company, either in person or remotely as pre-arranged, for guidance, issue resolution, operational assistance, and other related support services specific to current processes and tools used to perform the Service;

“Shadowing” shall mean, with respect to any Reverse Transition Service, (i) monitoring the performance of Supplier Personnel performing such Service during normal operational hours for that Service using the Company Personnel that are anticipated to perform the Service upon the applicable RT Commencement Date, (ii) utilizing Company Personnel with a level of experience and competency reasonably necessary to perform the applicable Service and (iii) working with reasonable diligence and professional care to achieve a reasonable capability to perform the Service prior to the commencement of Reverse Shadowing.

“Exit Criteria”: means the list of Supplier Deliverables and responsibilities in support of Company’s Reverse Transition as agreed between the Parties and set out in Attachment 29-B to this Exhibit 29.

“current” or “currently”, in this Plan, means the Amendment No 7 Effective Date.

3.0 DOCUMENTS

3.1 This Plan is comprised of the following documents, each of which is incorporated herein by reference. Supplier and Company shall each perform the roles, responsibilities and obligations applicable to it, as set forth in such documents.

Attachment 29-A Summary Reverse Transition Plan and RT Commencement Dates

Sets forth the Reverse Transition (a) Work streams, (b) RT Commencement Dates, and (c) references to the project plan. The RT Commencement Dates listed in Attachment 29-A are current as of the Amendment No 7 Effective Date and may only be changed in accordance with the change control procedure set forth in Attachment 29-C.

Attachment 29-B Exit Criteria

The Exit Criteria is located in the Attachment 29-B document.

Attachment 29-C Program Governance

The Program Governance structure describes the governance, escalation process and change control procedure applicable to the Reverse Transition. The Parties agree that this Plan (including all documents attached hereto) may not be modified except pursuant to the procedures described in Attachment 29-C.

Attachment 29-D AHS Bridge Statement of Work

This document shall describe the scope of support to be provided by IBM with respect to certain Systems hosted by IBM in its data center in Boulder, Colorado.

4.0 PROJECT PLAN AND GENERAL OBLIGATIONS

4.1The Parties shall perform the following responsibilities related to the Transition as follows:

1.	The Company and Supplier Reverse Transition Work Stream Owners shall jointly create and maintain a project plan for each Reverse Transition Work Stream that will include mutually agreed upon milestones, key items, deliverables and Exit Criteria.

2.	Within ninety (90) days prior to the RT Commencement Date, the Company Reverse Transition Work Stream Owner shall select from, and Supplier shall implement or otherwise effect the following disposition options with respect to each Tool currently used by Supplier in performing the Reverse Transition Services:

a.	Transition As Is: In this option, Supplier shall provide to Company access to and transfer of, the Software licensing responsibility for the selected Tool in its current state. If this option is selected, Company shall assume full responsibility for the Tool at the applicable RT Commencement Date.

b.	Retire: In this option, Supplier shall not transition any license nor provide any access to the selected Tool. Supplier will retire the Service provided by the selected Tool at the applicable RT Commencement Date.

c.	New: In this option, Company shall be responsible for the licensing, implementation and operation of any selected Tool. Any Tool selected by Company under this option and implemented by Company prior to the applicable RT Commencement Date shall be subject to a mutually agreed integration approval process set out in Attachment 29-C.

3.	Within sixty (60) days prior to the RT Commencement Date, Supplier shall identify and the Company Reverse Transition Work Stream Owner shall determine the disposition of documents currently used by Supplier in the provision of Reverse Transition Services, which shall be to either expire or return such documents in the form and manner directed by Company and in accordance with the Agreement.

4.	The Parties shall ensure that, as part of the Reverse Transition, each Configuration Items (CIs) for instance databases, Applications, servers and other items are designated to Company Personnel. Supplier shall provide guidelines for the use of the mass upload process for Configuration Items set out in Attachment 29-C.

Attachment 29-A: Summary ReverseTransition Plan and RT Commencement Dates

Timeline
We Are Here
Dated: July-25, 2011
Q1-Q2 ‘12*
Work Stream or Achievement May Jun Jul Aug Sep Oct Nov Dec Q1’12 Q2’12
Voice 6/1
Application Migration
(IBM to Amgen)
12/31
Amgen Infrastructure R1
7/1
Application Hosting Tower
(Unix, Intel, DB, MW, DC)
Demand, Change, Delivery
Process and Functional Svc.
Management
Amgen Infrastructure R2
10/7
Cross Functional
Major Incident Mgmt
Monitoring
Service Continuity
Security Management
Compliance (incl. Training)
12/31
Asset Management
Supplier Management
License & Maintenance
Supplier Reverse FRM
Maintenance Renewal
Amgen Infrastructure R3
ISM Replacement
(*tentative date)
End User Services
(*tentative date)
Definition: Commencement Date (CD) is the date whereby IBM is no longer responsible for the services in question
Q1-Q2 ‘12*

Work Stream Commencement Dates
30. MNS - Messaging Complete
25. CF- Identity Management (IdM) Complete
28. MNS – Voice 1-Jun-11
6. Demand, Change, Delivery 7-Oct-11
14. AHS – Backup 7-Oct-11
15. AHS – Data Center Operations
(DCO)
7-Oct-11
11. AHS – Unix/VMWare/
Cluster/Middleware/Web Hosting
7-Oct-11
10. AHS – Storage 7-Oct-11
12. AHS – Citrix/Windows 7-Oct-11
13. AHS – Database Administration
(DBA)
7-Oct-11
29. Functional Service Management 7-Oct-11
16. CF – ISOC - Major Incident
Management
1-Nov-11
17. CF- ISOC - Monitoring 17-Nov-11
23. CF – Security Management 22-Nov-11
20. CF – Supplier Mgmt. – Steady
State Maint. Renewal
29-Nov-11
18. CF – License & Maintenance
Agreement Mgmt.
12-Dec-11
RT Commencement Dates
Work Stream Commencement Dates
21. CF – Service Continuity Mgmt 23-Dec-11
24. Compliance / Training 23-Dec-11
8. Application Migration 31-Dec-11
31-Dec-11
26. CF – Asset Management Q4, 2011
19. CF – 3rd Party Contract
Dispositions
Q4, 2011
9. External Web Hosting Migration Q4, 2011
thru Q2, 2012
Q2, 2012
Q2, 2012
Dated: June-17, 2011
27. End User Services
22. CF – ISM Tivoli Support
34. CF – ISM Replacement
35. Metrics & Reporting

Additional Reference Links • Project Plans • Baselined Plans For Internal Use Only. Amgen Confidential. 4

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
1	Knowledge Transfer	•Scheduled KT sessions completed.

Complete knowledge transfer (KT).

• Attend Amgen scheduled KT sessions

• Provide up to 4 hours per week per technical resource, not to exceed 40 hours per technical resource. KT sessions to be no longer then 2 continuous hours. If it will exceed the guideline ( 4 hr/week or total of 40 hours), approval from the workstream leads is required.

• If KT session will be recorded, all attendees must consent and this must be documented in the minutes.

• If scheduled KT session missed, notify workstream owners and re-schedule.

• KT sessions to be scheduled 1 week in advance with approval from IBM workstream owner. KT sessions to be scheduled US business hours. Amgen to publish questions / topics at least 1 weeks prior to session

• Amgen to document minutes for all KT

• Contract or commercial discussions outside of scope.

• If KT with managers, IBM confidential employee performance data outside of scope.

• KT is an information exchange and assumes that the Amgen resource has the skills and training for the role.

• Training, including creation of tests to measure understanding and knowledge.

• Certification or confirmation of understanding of KT.

					Yes	Yes	Yes

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
2	Documentation Transfer	• Master inventory of all documentation transferred. • Confirmation from documentation librarian focals that all documentation received in electronic copy.

Transfer electronic copy of documentation as-is.

• All process documentation in IBM America’s Regulatory Documentation (ARD)

• All desk procedures available in IBM team rooms, where unique to Amgen

• All “in-flight” project documentation will continue to be available to Amgen

• Both Amgen and IBM to name documentation librarian focals who will maintain master inventory of all documentation.

• Business continuity documentation – {open issue}

• Documentation discovered in the last 30-days will be provided as an exception.

• All SOX documentation, which is already available Amgen SOX

• Documentation provided as part of “Above the Line” (already provided)

• Documentation reformatting or re-structuring or creation.

•

• IBM personnel or HR documentation.

• IBM proprietary global process documentation (ie not Amgen specific)

• Tools documentation to be provided from vendor, if not modified

					Yes	Yes	Yes

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
3	Logical Access	• Amgen confirm Receipt of login information (ticket resolved)

Provide logical access to Amgen onboarded staff for AHS scope.

• All administrative log-ins and passwords required to access and manage systems or devices that transferred “as-is” available to Amgen.

• Passwords will be frozen at start of shadowing

• All requests to be made through Service Request before CD minus 4 weeks

				• Systems that IBM continue to maintain under an RFS. • Systems that do not transfer to Amgen. • LSOW systems already managed by Amgen.	Yes	No	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
4	Data Center Migration	• Migration Accepted: Business and IS approvals (sign offs) at cutover • Hardware Received: Hardware received by Amgen or Amgen agent.

Continue to support the Amgen lead data center migration.

• Infrastructure, project management and migration factory expertise for 5 waves beginning 6/9 through 12/31.

• Servers, database and middleware in IBM Boulder and IBM Columbus data centers including 221 Windows, 32 Linux, 54 Solaris, 133 Oracle DB, 67 SQL DB and 118 middleware instances. (numbers accurate within +/-15%)

• Return Amgen owned or hardware to Amgen owned facility, after all Amgen data has been purged.

• Assets remaining in IBM datacenters after migration that Amgen does not own or purchase. These assets will be decommissioned

				Data center migration waves after 12/31 that are due to Amgen delay.	Yes	No	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
5	Server Hardware – Break/Fix

• IBM will continue the current hardware maintenance program. The weekly report and spreadsheet to be provided.

• For all HW Break/Fix servers that are hot swappable and where the HW Break occurs/identified by Sep 23 (2 weeks before CD of Oct 7) then IBM will own/work those tickets.

• For all HW Break/Fix servers that are not hot swappable

All Amgen owned HP Servers, Dell Servers, and Sun Servers with Tivoli hardware monitoring installed

All Amgen owned HP Servers, Dell Servers, and Sun Servers deployed at Amgen facilities located in USTO, USBO, USWA, USLO, USRI, PRJU, & NETB

For all HW Break/Fix servers that are hot swappable and where the HW Break occurs/identified after Sep 23 then AMGEN will own/work those tickets.

For all HW Break/Fix servers that are not hot swappable (requires an outage) and where the HW Break occurs/identified after Sep 2 then AMGEN will own/work those tickets. Tickets that IBM owns but where client outage is not approved will be transferred to AMGEN.

					Yes	No	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
(requires an outage) and where the HW Break occurs/identified by Sep 2 (5 weeks before CD of Oct 7) then IBM will own/work those tickets where client outage is approved.

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
6a	Patching – Windows/Citrix, Database	• Documented agreement of the Patches per version by technology to satisfy scope. • Status Report showing Vendor patch/upgrade status for the CIs as of CD • Status against CIRAT • Amgen waivers

Security Patches : Continue the current patching program for Security Patches

• High severity patches released by 7/1/2011 and approved by ISec and Amgen Security will be applied Patches required for getting Vendor Support:

• All patches identified by Vendors required to provide support Upgrades/Decommission for non-Vendor supported(EOSL) Versions

• Operating system/Databases upgrades for EOSL (identified by date 7/1/11)

• Windows NT/2000 to be completed by 8/15 (Already in Progress via CIRATS 100598512) All FSOW servers are in scope.

• Servers/Databases that miss scheduled patching/upgrades due to Amgen requested postponement beyond CD or over booking the schedule per agreed weekly throughput.

• Patches not applied to systems/databases where Amgen grants waiver when reached out.

• LSOW Servers are not in scope.

• Utility servers that are not transitioning back to Amgen.

• Patches effective per Isec implementation, does not include prior to Isec.

					Yes	No	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
6b	Patching – Unix & Storage

• All in-scope servers are installed with critical patches and security updates identified in the CIRATS report generated by team.

• All in scope Filers installed with code level 7.3.2 or greater. (2-6)

• Longmont Clariion array upgraded with Flare release 4.30.000.5.

• Thousand Oaks Clariion array upgraded with Flare release 03.26.040.5.031.

• Solaris and Linux FSOW Application Servers and Utility Servers installed at Amgen facilities.

• NetApp Filers and IBM N-Series Filers installed at Amgen facilities.

• EMC Clariion arrays installed in Longmont and Thousand Oaks

• All server and storage equipment installed at IBM facilities.

• Filers supporting Exchange.

• Filers that do not support Deduplication. (These are on the migration list)

• Clariion array in Fremont (Out of Support)

• Any upgrades where client outage is not approved will be transferred to AMGEN.

					Yes	No	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
7	CMDB & Asset Management

CMDB Data: • Continue to support twice a month bulk load process through 9/10 for data received by 9/1

• Provide 4 IBM resources through 9/10 – XXX XXXXXX, XXX XXXXXX, XXXXXXXX XXXXX and 1 FTE database administrator Reports

• Nine (9) Configuration Management reports: 257-OPA, 219-OPA, 065-OPCa, 256-OPA, 180-OPA, 1.3.3, 003-OPA, 241-OPC, 065b-OPC, Functionality

• Tivoli break/fix: C19476 (CI-PMP), C48124 (asset link,

			• Implement Tivoli break/fix changes. • Complete data integrity reporting • Implement minor enhancements • Continue to support twice a month bulk load process		No	Yes	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower

service grayed out, service group grayed out), C48127 (qualified/validated), C49725 (physical location)

•Implemented minor enhancements: C49723 (contractual SOW), C-TBD (operating environment change values in drop down), C-TBD (field name change from validation to compliance), C-TBD (RTO/RPO), C-TBD (planned retirement date), C-TBD (page group high, page group low), C-TBD (ISM Owner Group)

(In each case as more specifically described in Exhibit 2.8)

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
8	SOX Responsibility Transition	• Q3 2011 SOX Attestations Meetings completed

Complete the transition of SOX responsibilities;

• IBM is responsible for Application Hosting Services applicable for Q2 testing

• Amgen may shadow IBM during Q2

• IBM is responsible for the work performed during Q3 (data collection) which is scheduled to close between 9/16 and 9/23.

• IBM is responsible for the in Q3 attestation scheduled to start within one week after the period close. Amgen will shadow IBM during the Q3 attestation.

• Amgen is responsible for any Q3 post attestation actions (environment or administration).

• Amgen is responsible for Application Hosting Services applicable for Q4 testing, IBM will not participate in Q4 SOX.

				• It is not a SOX requirement for IBM IDs to be removed prior to the start of the Q4 SOX testing period.	Yes	Yes	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
9	Security	• 11/22: All bullet points in Scope are met.

Complete/Continue/Transfer per dates in the project plan:

• IDS Upgrade

• HIDS Deployment

• IDS Management

• Decommission TCIM

• Work Instructions

• A/V support for Desktop & Servers

• SEIM Monitoring

• Incident Response

• EDD

• Upgrade VMS

• Server Side Patching

• Vulnerability Management Details for each item defined in Exit Criteria for Information Security Workstream

				• SEIM Upgrade • Risk Management IBM is not participating in this process. It’s Amgen owned processes.	No	Yes	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
10	Backup – Media Return

• Physical / Portable Media Transitioned: All portable media transitioned back to Amgen via an inventory list on CD-30 or sooner.

• Legacy Media Transferred Back to Amgen: The AITx, DLT IV, and LTO2 legacy backup media for USTO (~35,000 tapes for USTO) delivered to Amgen personnel on-site in USTO.

Return all physical portable storage media related to systems located in Amgen-owned or leased locations back to Amgen control:

• IBM will continue to provide BUR services and support, and Amgen will shadow IBM resources CD minus 60 to CD minus 30, and IBM will reverse shadow Amgen resources CD minus 30 to CD.

• All physical media stored on-site at Amgen legacy data centers world-wide.

• All physical media stored off-site on behalf of Amgen legacy data centers world-wide.

• Return keys to Amgen-owned cabinets at legacy datacenters and off-site storage containers.

• Decommission assets that Amgen does not own or purchase (i.e., scanners / bar code readers, printers, cabinets, tapes, and PC’s related to tape management).

				• All physical media on-site at IBM data centers (USIB / USIC). • All physical media stored off-site on behalf of IBM data centers (USIB / USIC).	Yes	No	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
11	WIP SR, Incident, Change and Problem	• Work-in-process tickets or tasks (SR, incident, change, and problem) re-assigned to named Amgen performers pursuant to the process identified in the “Scope” column.

• Complete Shadow and Reverse Shadow (as defined in Exhibit 29 and, with respect to each Reverse Transition Workstream, in the specific manner agreed to by the Parties)

• At the start of the reverse shadow period, IBM will transition open items to Amgen performers.

• In process, open transition items aged more than 30 days are reviewed and dispositioned by both work stream leads.

• Amgen owners for work queues will be identified at least 21 days prior to CD.

				NA	Yes	Yes	Yes

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
12	IQ / Build Docs	• Qualification Documentation provided to Amgen Compliance Team • Access to available build documentation for non-regulated servers

Provide Qualification Documentation for GxP Systems/Devices.

• Identify those GxP devices that were built by IBM, AT&T under the contract

• Provide IQs to Amgen Compliance Team for :

o GxP servers

o Storage

o Network Devices

o Databases, and

o Middleware

• Provide access to available documentation for non-regulated servers

				• Devices not built by IBM • Qualifications done as project support for Amgen application teams • Builds where Amgen did not request Qualification in the RFS	Yes	Yes	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
13	In Flight Projects	• Work in process projects re-assigned to named Amgen infrastructure project leads (ITL).

Complete the transition of project work in process responsibilities:

• IBM PM transfer “in process” projects or projects known not complete to Amgen Technical Lead (ITL)

• Knowledge Transfer will start and complete 30 days prior to the commencement date.

• During knowledge transfer IBM will transition open items to Amgen ITLs.

• Amgen owners for projects will be identified at least 30 days prior to CD.

				• Project that starts on the new Infrastructure Release 1.0 (Landing Pad) are excluded.	Yes	No	Yes

14	Transfer of Ownership – HW, SW, Vendor

• Complete and publish revised Exhibit 11 approved by both Parties.

• For those vendor services contracts that terminate before/after CD, complete ownership transfer with CD effective date or document for reimbursement

Transfer 3rd party vendor services contracts, hardware and software

• Review all vendor services currently provided by IBM for repatriated scope, as documented in “Disengagement Supplier Management Tracking” spreadsheet

• Upon mutual agreement, document in “Disengagement Supplier Management Tracking” spreadsheet any newly identified agreements upon discovery

• Obtain disposition for all vendor services contracts currently provided by IBM

				• Agreements for which IBM retains financial responsibility • Confidential IBM pricing • FMV pricing to be agreed 30 days prior to CD	No	Yes	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
• For those assets purchased by Amgen at FMV (pricing agreed at most 30 days prior to CD), complete ownership transfer

• Provide Amgen available contract detail (as is)

• Issue notification letters where applicable to impacted vendors

• Issue and sign Letters of Agency, consents, and transfer agreements.

• IBM to ensure all required license/maintenance true-ups completed prior to CD (financial responsibility for true ups shall be as set forth in Exhibit 4B (as in effect immediately prior to the Amendment No 7 Effective Date), for the time period beginning at the date set forth therein through the applicable CD)

• Provide FMV pricing for all HW and SW

• For those assets purchased by Amgen at FMV, transfer to Amgen

• For those assets not purchased by Amgen at FMV, remove data and dispose

• Agreements discovered after CD will be provided to Amgen on an exception basis.

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
15	Reporting Responsibility Transition			•Scope per Exhibit 12 Reports •	Yes	Yes	Yes

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
16	Tools

• Agreed upon access to transitioned tools and related data provided by commencement date or earlier per the project plans

• Transfer of license management for transitioned tools

• Tools Software Inventory: License waiver in place for IBM software disabled but not removed; Amgen provides documentation of removal of software not covered by waiver

• Transition from IBM managed tools and services to Amgen managed tools and services.

• Tools requiring transition are listed in the Tools Disposition worksheet, with the agreed upon disposition for project activities within relevant workstreams

• Details on activation and deactivation of specific tools will be agreed upon within the project plans for the relevant workstreams

• Implementing new tools is an Amgen driven effort

• IBM will drive the joint execution of removal of software per the Tools Disposition worksheet Complete the transition of Service Continuity

• Any tool not agreed upon in the Tools Disposition worksheet

• Any RFS that does not specifically address the “reverse transition” effort; enhancement RFSs

• Systems where installation and de-installations are not possible by CD due to technical issues, or downtime is not available from Applications

					Yes	Yes	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
17	Service Continuity

• 2011 3rd Exercise completes successfully

• IBM to update documentation and DR Site Plans as a result of DR Exercises and Service Requests (2010 and 2011 1st-3rd ). IBM to deliver up-to-date source documentation for Key Services in the 9 DR Site Plans using the agreed upon process (see backup slide)

• All Service Requests owned by IBM to be Resolved using the agreed upon process (see backup slide)

• IBM will lead the 2011 3rd Exercise

• Amgen leads and IBM reverse shadows the 2011 4th DR Exercise

• All 2011 1st-3rd DR Exercise source documentation is updated and provided from IBM LDRPS v9 using an agreed upon process

• Amgen to use source documentation to build DR Plans in Amgen’s LDRPS v10

				• Service Continuity efforts requested via RFS • DR Plan updates as a result of the 2011 4th DR Exercise • IBM reorganizing and reformatting LDRPS V9 documentation	No	Yes	No

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
• Action items from 2010 and 2011 1st-3rd DR Exercises and Issues meeting to be resolved by IBM and/or mitigated by Amgen/IBM

Attachment 29-B Exit Criteria

ID	Work Stream	Exit Criteria	Scope	Exclusion	Application Hosting Tower	Cross Functional Tower	End User Service Tower
18	Open Change Records	Upon the AHS Commencement Date, no more than 200 AHS Change Records shall be out of criteria with respect to expected close date by more than 45 days.	All change records owned by IBM Change Owners in the Application Hosting Services, and Cross Functional Towers.	All change records in Managed Network Services, and End Users Services Towers. All change records owned by Amgen Change Owners

In this matrix, the term “CD” refers to the applicable RT Commencement Date for the reference Reverse Transition Work Stream.

Attachment 29-C
Program Governance
Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Joint Amgen / IBM Reverse Transition Status Meeting February 1, 2011

Repatriation Transition Phases
This phased approach will be used to transition services back to Amgen
Assess
PHASES
Assess existing
services
currently being
delivered
Assess current
outsourced
organizational
model
Assess current
staffing levels
Assess Service
Levels
Understand
financial model
Understand in-
flight business
initiatives
Plan Develop
Go Live
Define future
organizational
model
Define services
to be delivered
Identify leaders
Develop
Governance
Organization
Develop
departmental
charters and
mission
statements
Implement
program
structure
Start building the
organization
Develop
transition plans
Develop
operational
documentation,
process and
procedures, and
policies guides
Develop Service
Level
requirements
Define staffing
plans
Hire personnel
Identify risks and
mitigation plans
Implement
transition plans
Complete
operational
documentation
Complete hiring
activities /
transfer
Train personnel
Develop and
implement
transition
shadow  or joint
running support
model
Communicate
with
stakeholders
Take over
ownership and
support of
environment
Measure and
report on
performance
Start reporting on
Service Levels
Transition
We are in Planning

High Level Phase Timeline
Develop Plan Transition
High Level Phase Timeline
Go Live Assess
• Assessment Phase duration is contingent on how well we (Amgen)
understand the current services being delivered
• Planning and development of the new organization requires the largest amount of time and will fluctuate depending on the
complexity of the organization
• A three month transition period is reasonable, but is contingent on the complexity of the organization
2
months
3 – 6 months 3 – 6 months 3 months Day
1
We will need to balance “Planning” with “Execution”, and Iterate throughout

Latest Reverse Transition Program Structure
Reverse Transition Assets Oversight
Human Resources (including on-boarding, space planning, logistics)
Commercial / Contract Management (including Legal)
Day-to-Day
Operations
Reverse Transition
Program Office
Cross
Functional
Services
(CFS)
End User
Services
(EUS)
Managed
Network
Services
(MNS)
Application
Hosting
Services
(AHS)
• Program Mgmt.
• Issue/Risk Mgmt.
• Status / Governance
• Escalations
Organizational Change Management / Communications
Cross Functional
MNS - Voice
RFS / Projects
Oversight
AHS
Storage / Web Hosting /
Middleware
Unix / VMWare /
Cluster
Citrix / Windows
DBA
Backup / Data Center
Ops (DCO)
Appl. Migration
AWA +  ARI
Infra. Landing Pads
USIB / USIC to Amgen
• ISM Hosting + ADM (IBM-GBS)
• Security Management (IBM – ISS)
• Service Continuity Management (HP)
• Supplier Management (HP)
• License Management (HP)
• ISOC / Major Incident Mgmt. (HP)
• Service Management
• Incident, Problem, Change Management
• Configuration Management
• Asset Management
• Process / Staff / Training / Docs / Compliance
• Long Range Planning [TBD]
• Evaluation and Testing [TBD]
• Availability Management [TBD]
• Sourcing Management [TBD]
• Capacity  Management [TBD]

Latest Reverse Transition Program Structure
•
Amgen is working to finalize the all of the On-Loan FTEs
that will
be assisting the team
• All On-Loan FTEs should be on board no later than Mon, Feb-21
•
Amgen Org. Charts for both (1) Day-to-Day Operations Support and (2) Reverse Transition
will be constructed this week.
• We will share with IBM once completed so you know who to work with
•
Amgen Core Team has also engaged with our Intl. and Site
contacts,
who will be engaged on the Reverse Transition.
• Amgen Intl. team members have been identified to work with the Core
Team
• Amgen will be meeting with our other sites in mid-Feb. to determine roles and responsibilities (1) during Reverse Transition and the (2) To-Be State

# Work Stream Amgen Lead IBM Lead
Amgen IS INTL
Lead
* Program Management [*]
[*]
[*]
1
Organizational Change Management &
Communications
[*]
[*]
[*]
2 Space Planning & Logistics [*] [*] [*]
3 Human Resources (HR) [*] [*] [*]
4 Reverse Transition Assets Oversight [*] [*] [*]
5 Financial Management [*] [*] [*]
6 RFS / Projects Oversight [*] [*] [*]
7 AHS – Storage/Web Hosting/Middleware [*] [*] [*]
8 AHS – Unix/VMWare/Cluster [*]
[*]
[*]
9 AHS – Citrix/Windows [*] [*] [*]
10
AHS – DBA
(+ DBA tools deployment)
[*]
[*]
[*]
11
AHS – Backup/Data Center Operations (DCO)
(incl. AHS Generalists)
[*] [*] [*]
12
Application Migration
(from USIB/USIC to Amgen)
[*] [*] [*]
13 MNS – Voice [*] [*] [*]
14
CF- IS Operations Center (ISOC) / Major Incident
Management (MIM)
[*] [*] [*]
15 CF – License & Maint. Agreement Mgmt. [*] [*] [*]
16 CF – Supplier Management [*]
[*]
[*]
17 CF – Service Continuity Management [*]
[*]
[*]
18 CF – ISM Platform from IBM [*]
[*]
[*]
19 CF – Security Management [*]
[*]
[*]
20 CF – Service Processes, Staff & Training [*] [*] [*]
Reverse Transition Work Streams
Dated: Feb-1, 2011

Extended Team: Other In-Flight Projects
# Other Projects IBM Lead Amgen Lead Amgen Intl. Lead
Comments /
Addl. Description
Messaging
[*]
[*] [*] • CD set for end of Q1
CF- Identity Management
(IdM)
[*] [*] [*] • Go live set for Apr-8
Landing Pad [*] [*] [*] • Phase 1 due by end of Q1
EUS
[*] [*] [*]
Mobile Device Messaging
(MDM)
[*] [*]
MNS-Networks [*] [*]
Dated: Feb-1, 2011

Joint Amgen / IBM Reverse Transition Status Meeting February 8, 2011

Reverse Transition High Level Timeline
For Internal Use Only. Amgen Confidential. 10
Until a Joint Agreement has been reached,
teams should only be working on Reverse Transition Planning
Q1 2011 Q2 2011 Q3 2011 Q4 2011
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
PENDING -- Joint Amgen/IBM Agreement
to Proceed
Dated: Feb-8, 2011
Reverse Transition
Planning
Amgen Resource Ramp Up + Knowledge Transfer
10% 25% 50% 75% 80% 85% 90% 100%
Migration of Application & Infrastructure from IBM to Amgen Facilities
Decommission Old Tools
Commencement Date (CD):
Amgen Data Center Build Out - Voice Services
Identity & Access Management - Electronic
Messaging
Commencement Date (CD):
Application Hosting Tower
Cross-Functional Tower

Latest Reverse Transition Program Structure
•
Amgen Org. Charts for both (1) Day-to-Day Operations Support and (2) Reverse Transition
are still being reviewed. Plan is to share
with the team next week.
•
Amgen Core Team has also engaged with our Intl. and Site
contacts,
who will be engaged on the Reverse Transition.
• Amgen Intl. team members have been identified to work with the Core
Team
• Amgen Site Workshop scheduled for Feb-16 to determine roles and responsibilities (1) during Reverse Transition and the (2) To-Be State

Template – Work Stream Status Dashboard Last Updated: February 6, 2011

- GREEN:
- AMBER :
- RED:

- GREEN:
- AMBER:
- RED:

- GREEN:
- AMBER:
- RED:

- GREEN:
- AMBER:
- RED:

Rating Keys for Status Dashboard
Resource
Status Ratings
Scope
Status Ratings
Schedule
Status Ratings
Overall
GREEN:
All critical positions are staffed and in place based on resource plan
:
One or more key positions are open
RED:
Either Amgen or IBM lead is not staffed (both are required to drive initiative forward)
GREEN:
Completed scope document (i.e., Vision document or sufficiently detailed document) in place and approved by governance team
Completed scope document pending approval by governance team
(either in initial draft or changes triggered by request -for-change)
RED:
Scope document not present or insufficiently complete (for joint approval by requests and implements or planning and scheduling)
GREEN:
90% or greater Major Milestone, e.g., Planning, completed on- time –
AND – commencement end date is still projected on -schedule
80% - 90% of last scheduled Major Milestone, e.g., Transition, is late
– BUT – commencement end date still projected on - schedule
RED:
Less then 80%  of last scheduled Major Milestone achieved – OR –
commencement  end date is now impossible to achieve
GREEN:
If no Red or Amber section, Overall is Green
If at least 1 Amber section & no red section, Overall is Amber
RED:
If at least 1 Red section, Overall is Red
Draft

Work Stream:
Amgen Lead:
IBM Lead:
Amgen & IBM Reverse Transition Status Dashboard
Solution Start:
Commencement Date:
Report
Date:
Status Area This Period Last Period
Due Top 3 Open Risks: Owner & Response Plan
Due Top 3 Open Issues:
Date When Critical
Last Period Accomplishments:
Completion Rate: Next Period Accomplishments:
Phase Milestones Actual Planned % Complete
Owner & Response Plan
04 Jan 2011
01 Aug 2011
Storage & Backup
[*]
[*]
Resources Red Amber
Scope Green Green
Schedule Amber Amber
Overall Red Amber
Assessment Phase 100% 15 Feb 2011 04 Feb 2011
Planning Phase 15% 05 Mar 2011 In Progress
Development Phase 0%
30 Apr  2011 Not Started
Transition Phase 0% 30 May 2011 Not Started
Commencement 0% 31 Jul 2011 Not Started
Similar named resources are working on various work streams, may impact the ability to hit deliverables, resulting in overall shift in various work stream schedule and the commencement date
[*]:
initiatives.
25 Jan
Continued impasse on an agreed upon scope, may require additional time and cycles, resulting in impact to overall schedule.
John Doe:
pilot dates and meet regularly with studies.
31 Jan
No lead identified for XYZ Workstream
15 Jan
[*]:
the work stream, and drive a decision.
15 Jan
List of Assets pending, leaving team without the ability to disposition what we take back.
20 Jan
[*]:
commitment and delivery date for a full, detailed
asset list.
15 Jan
28 Jan 26 Jan
100%
• 01/11Assess xxx progress and activities
• 01/14 Update project documentation and artifacts to current state
• 01/14 Consolidate feedback on Process for workgroup team review
• 01/17 Re-baseline project plan
• 01/21 Develop Pilot schedule for Storage/Backup
• 12/17 Initial work stream project plan created
06 Jan 2011
Mitigate by re-examining priorities between sub-
Mitigate by communicating extension of
Escalate to ABC with proposed names to lead
Escalate to supplier management to get

Program Execution Approach:
Reverse Transition Phases
This phased approach will be used to transition services back to Amgen
Assess
PHASES
Assess existing
services
currently being
delivered
Assess current
outsourced
organizational
model
Assess current
staffing levels
Assess Service
Levels
Understand
financial model
Understand in-
flight business
initiatives
Plan Develop
Commencement
Date
(Go Live)
Define future
organizational
model
Define services
to be delivered
Identify leaders
Develop
Governance
Organization
Develop
departmental
charters and
mission
statements
Implement
program
structure
Start building the
organization
Develop
transition plans
Develop
operational
documentation,
process and
procedures, and
policies guides
Develop Service
Level
requirements
Define staffing
plans
Hire personnel
Identify risks and
mitigation plans
Implement
transition plans
Complete
operational
documentation
Complete hiring
activities /
transfer
Train personnel
Develop and
implement
transition
shadow  or joint
running support
model
Communicate
with
stakeholders
Take over
ownership and
support of
environment
Measure and
report on
performance
Start reporting on
Service Levels
Transition

High Level Phase Timeline
Develop Plan Transition
High Level Phase Timeline
Go Live Assess
• Assessment Phase duration is contingent on how well we (Amgen)
understand the current services being delivered
• Planning and development of the new organization requires the largest amount of time and will fluctuate depending on the
complexity of the organization
• A three month transition period is reasonable, but is contingent on the complexity of the organization
2
months
3 – 6 months 3 – 6 months 3 months Day
1
We will need to balance “Planning” with “Execution”, and Iterate throughout

Cabinets/ Projects/ Information Systems/ Dept 5600 - ESI Project Management/ ITP: Strategic So
Work Stream Status Dashboards
Name
Security Mode
Status
Version
Week 06: 2011-02-07
Week 07: 2011-02-14
Week 08: 2011-02-21
Week 09: 2011-02-28
Week 10: 2011-03-7
Week 11: 2011-03-14
Week 12: 2011-03-21
Week 13: 2011-03-28
Template - Work Stream Status Da...
Core+Mgt
Draft
1.0,CURRENT
Weekly sub folders where Amgen leads drop status deck
Dashboard Template

AMGEN

Where Amgen Leads are to place your status dashboards every week • Name: Work Stream Status Dashboards [*] For Internal Use Only. Amgen Confidential. 17

Joint Amgen / IBM Reverse Transition Status Meeting March 8, 2011

For Internal Use Only. Amgen Confidential. 19
Amgen/IBM Issue Management
Guiding Principles
•
All Issues are jointly managed, updated, and escalated
• Issues may originate from either IBM or Amgen
• Both Amgen and IBM owners must agree before issue closure
•
Ensure quick Issue resolution
• Gather information and consult with authorities and necessary parties
• If there are objections to an issue update, the issue will be escalated
•
Issues currently reside in an MS-Excel Spreadsheet –
Will use JIRA in
future
• JIRA (to-be) accessible to both Amgen and IBM
• Intent and purpose is for “self-service”
• Single source of truth for Issues
•
Issues displayed on work stream status dashboards
(from Joint Weekly
Tuesday Status Meeting)
are expected to be in the Issue Tracker

For Internal Use Only. Amgen Confidential. 20
Issue Management Oversight
Issues are classified into Escalation Tiers:
Tier 1 – Project Team
[Work Stream Leads]
Tier 2 – Program Management Office
[Scott H. & Andre P.]
Tier 3 – Program Leadership
Tier 4 – Executive Leadership
All issues should be entered in at Tier 1 – Project Team
By notifying/emailing [*], you may raise tier and/or intent
to escalate
[*]
[Chris N. & John L.]
[Diana M., Farryn M. & Pat K.]

For Internal Use Only. Amgen Confidential. 21
Issue Escalation Process
Only escalate an Issue when:
1. Can no longer be worked at the level it is at
2. Parties are in disagreement
3. No significant progress made within one week
4. Delay is causing impact to schedule and/or multiple
workstreams effected by delay in closure
5. Issue “Due Date” is missed
Issues related to Service Requests (SR) and Request for
Service (RFS) will follow established process
•
SR = Ask to speak with Service Desk Manager [To Be Confirmed]
•
RFS = Work with CSM [To Be Confirmed]

For Internal Use Only. Amgen Confidential. 22
Issue Escalation Meetings
For Tier 2 – Program Management Office: Weekly Joint Amgen-IBM
Reverse Transition Status Meeting
held on Tuesdays
• Issues raised to Tier 2 – Program Management Office will be discussed at the end of the Joint Status Meeting with the Amgen and IBM PMOs, plus the applicable parties
Check and Issue Escalation Meeting
held on Wednesdays with Program
• Review of all escalated Tier 3, Program Level Issues
• Intent is to reach decision on escalated issues
• Work stream leads will be invited to the meeting when applicable
o
Amgen Issue owner, partnering with IBM counterpart, will fill out Issue Escalation template (due Tuesdays @ 12 PM) and present
For Tier 4 – Executive Leadership:
Escalated Issues will be brought to the
Amgen/IBM Executive Leadership Meeting
(every 3 weeks)
Leadership
For Tier 3 – Program Leadership:
Weekly
“Amgen/IBM
Program Health
”

Work Stream:
Amgen Lead:
IBM Lead:
Amgen & IBM Reverse Transition Status Dashboard
Solution Start:
Commencement Date:
Report
Date:
Status Area This Period Last Period
Due Top 3 Open Risks: Owner & Response Plan
Phase Milestones Actual Planned % Complete
Due Top 3 Open Issues:
Date When Critical
Last Period Accomplishments:
Completion Rate: Next Period Accomplishments:
Owner & Response Plan
Amgen
Recommendation
IBM to take end to end accountability for this effort
IBM
Recommendation
IBM to unrack the servers from the IBM data center, pack them and leave it at their dock for Amgen to pick up
Joint
Recommendation
Joint Accountability for migration
Application Migration
[*]
[*]
Need to determine accountability for the relocation (of Amgen servers) as they are moved from an IBM data center to an Amgen data center.  Project team unable to come to agreement.
Amgen:
Responsibility for these servers is taken over by
Amgen after they have been verified to be in a working state at the Amgen location.
IBM:
Amgen should ship their servers, pay for shipment,
insurance, and take accountability for ensuring they are in a working state.
Tier 3 – Program Leadership
CLOSED
EXAMPLE
18 Feb 2011
20 Feb 2011
28 Feb 2011
20 Feb 2011
IBM will take full responsibility for the following activities:
1.
Un-racking the servers from the IBM data center
2.
Packing the servers and arranging for them to be shipped to the specified Amgen Data Center
3.
Paying all related shipping charges
4.
Insuring the servers based on the value of the assets
5.
Processing/remediating any damage claims reported by Amgen
Amgen will be responsible for the following activities:
1. Unpacking the servers and verifying for any physical damage
2. Verifying the basic functionality of the servers by powering them on in a staging area
3. Reporting to IBM on any issues found on the servers

EUS RT Dependencies and Requests –
Don’t forget about us!
• We have identified many EUS dependencies across several work streams, request the reverse from each work stream team to find items we have missed
• Include EUS in timelines/rollout so Service Desk notifications and process changes can be coordinated
• Commercial Examples:
• Asset Management (EUS assets) – Where is the IBM/Amgen line of ownership?
Receiving, inventory, deployment, etc
• AHS support for servers – SCCM, Print Administration, Chat Help gateway servers, VoiceTrust proxy servers, all of these are dependencies of EUS
Services
• CKM Updates
• Workgroup/queue ownership changes, member changes
• Process flow changes (sequential workgroups)
• CI changes
• IMAC Job Plan dependencies (tasks currently assigned to AHS/CF groups)

Joint Amgen / IBM Reverse Transition Status Meeting March 15, 2011

Project Plans Baselined: Change Control
Board Process Moving Forward
•
Project Plans
locked down on Friday, Mar-18
• Leads should ONLY be updating Completion %
• Need these changes to MPP submitted by Fridays COB
• Other Changes going forward will be subject to Change Control
Board (CCB)
• E.g. Dates delayed, additional milestones added
•
Thursdays,
Weekly CCB Meetings
Hosted by Joint
PMOs for ½ Hour
• Purpose to make stakeholders aware of applicable changes
• Leads will be invited on as-needed basis
• Change Request Package to be submitted by leads within 24 hours of Meeting (12 PM on Wednesday)
• Highlights Reason/driver of Change, scope, workstreams affected
• Approval from applicable parties
• Christine to send CCB Instructions, Process & Materials to Joint
Teams on Friday, March-18

Amgen & IBM Issue Escalation Process, JIRA Update & Template for Executive Review Last Updated: March 15, 2011

For Internal Use Only. Amgen Confidential. 28
Amgen/IBM Issue Management
Guiding Principles
•
All Issues are jointly managed, updated, and escalated
• Issues may originate from either IBM or Amgen
• Both Amgen and IBM owners must agree before issue closure
•
Ensure quick Issue resolution
• Gather information and consult with authorities and necessary parties
• If there are objections to an issue update, the issue will be escalated
•
Issues currently reside in an MS-Excel Spreadsheet –
Will use JIRA in
future
• JIRA (to-be) accessible to both Amgen and IBM
• Intent and purpose is for “self-service”
• Single source of truth for Issues
•
Issues displayed on work stream status dashboards
(from Joint Weekly
Tuesday Status Meeting)
are expected to be in the Issue Tracker

No.
Date Submitted
Risk OR Issue
Raised By
Summary
Amgen Owner
IBM Owner
Impact Area / Workstream
Response, Mitigation Strategy OR Action Plan to Closure
Additional Details / Comments
Lack of Detailed Project Plan
(4) Not Applicable
Open
Execution
Scope
Organizational
Communications
Resources
Commercial
TBD

For Internal Use Only. Amgen Confidential. 29
JIRA Issue Management Tool Update
•
Soft go-live this week (Mar-14); Fully in production next week
(Mar-21)
• Bulk-Upload of about 120 items; will turn off notifications for initial load
• [*] to reach out to select Workstream Leads to Pilot and ask they provide feedback
• Full tool demonstration next week, on
March-22
in
Joint Status
Meeting
by [*] & [*]
• Workflows
• Escalations
• Tiers
• Dashboards
• Questions
• Links
As of: Mar-14, 2011

For Internal Use Only. Amgen Confidential. 30
Issue Management Oversight
Issues are classified into Escalation Tiers:
Tier 1 – Project Team
[Work Stream Leads]
Tier 2 – Program Management Office
[*]
Tier 3 – Program Leadership
[*]
Tier 4 – Executive Leadership
[*]
All issues should be entered in at Tier 1 – Project Team
Interim Process: By notifying/emailing [*], you may raise
tier and/or intent to escalate [*]

For Internal Use Only. Amgen Confidential. 31
Issue Escalation Process
Only escalate an Issue when:
1. Can no longer be worked at the level it is at
2. Parties are in disagreement
3. No significant progress made within one week
4. Delay is causing impact to schedule and/or multiple
workstreams effected by delay in closure
5. Issue “Due Date” is missed
Issues related to Service Requests (SR) and Request for
Service (RFS) will follow established process
• SR = Ask to speak with Service Desk Manager
• RFS = Work with CSM
Andre to speak about Interlock Process for RT Deliverables

For Internal Use Only. Amgen Confidential. 32
Issue Escalation Meetings
For Tier 2 –
Program Management Office: Weekly Joint Amgen-IBM
Reverse Transition Status Meeting
held on Tuesdays
• Issues raised to Tier 2 – Program Management Office will be discussed at the end of the Joint Status Meeting with the Amgen and IBM PMOs, plus the applicable parties
For Tier 3 – Program Leadership:
Weekly
Check and Issue Escalation Meeting”
held on Wednesdays with Program
Leadership
• Review of all escalated Tier 3, Program Level Issues
• Intent is to reach decision on escalated issues
• Work stream leads will be invited to the meeting when applicable
o
Amgen Issue owner, partnering with IBM counterpart, will fill out Issue Escalation template (due Tuesdays @ 12 PM) and present
For Tier 4 – Executive Leadership:
Escalated Issues will be brought to the
Amgen/IBM Executive Leadership Meeting
(every 3 weeks)
“
Amgen/IBM Program Health

Amgen & IBM Reverse Transition Status Dashboard

Solution Start:
Commencement Date:

Report Date:

Work Stream:

Amgen Lead:
IBM Lead:

Status Area	This Period	Last Period

Phase Milestones	% Complete	Planned	Actual

Top 3 Open Risks:

	Owner & Response Plan	Due

Top 3 Open Issues:

	Date When Critical	Owner & Response Plan	Due

Last Period Accomplishments:

Completion Rate:

Next Period Accomplishments:

Amgen
Recommendation
IBM to take end to end accountability for this effort
IBM
Recommendation
IBM to unrack the servers from the IBM data center, pack them and leave it at their dock for Amgen to pick up
Joint
Recommendation
Joint Accountability for migration
Application Migration
[*]
[*]
Need to determine accountability for the relocation (of Amgen servers) as they are moved from an IBM data center to an Amgen data center.  Project team unable to come to agreement.
Amgen:
Responsibility for these servers is taken over by
Amgen after they have been verified to be in a working state at the Amgen location.
IBM:
Amgen should ship their servers, pay for shipment,
insurance, and take accountability for ensuring they are in a working state.
IBM will take full responsibility for the following activities:
1. Un-racking the servers from the IBM data center
2. Packing the servers and arranging for them to be shipped to the specified Amgen Data Center
3. Paying all related shipping charges
4. Insuring the servers based on the value of the assets
5. Processing/remediating any damage claims reported by Amgen
Amgen will be responsible for the following activities:
1. Unpacking the servers and verifying for any physical damage
2. Verifying the basic functionality of the servers by powering them on in a staging area
3. Reporting to IBM on any issues found on the servers
Tier 3 – Program Leadership
CLOSED
EXAMPLE
18 Feb 2011
20 Feb 2011
28 Feb 2011
20 Feb 2011

Interlock Process for RT Deliverables: SR & RFS March 15, 2011 [*] For Internal Use Only. Amgen Confidential.

For Internal Use Only. Amgen Confidential. 35
Interlock
SR (Service
Request)
RFS (Request For
Service)
TAI (Transition Action Item)
When For a service provided by
an IBM team today as part
of BAU.
For a service delivered via RFS
today, requirement for project
support staffing or a Technical
Design or specific deliverable.
For a transition activity that requires
involvement of the existing IBM
execution team other than BAU.
Example - New IP or VLAN
- Access Request
- New Server or Database
- New Tool configuration
- Dedicated Resources
- Training on any new (vs existing)
process or tool
- Knowledge Transfer or Shadow work
- Documentation updates or reports
How Amgen submit an SR via
ISM. Contact the Service
Desk if you need help.
Amgen submit an RFS via RFSOnline.
Contact an Amgen CSM if you need
help. Advise relevant service tower
DPE of submission.
Amgen work stream lead interlock with
IBM work stream lead on a) Transition
Action and b) Delivery date
Delivery Follow existing service
request process and
service levels.
Follow existing process to accept
solution, launch project and
prioritize project work.
IBM will identify resources by name and
provided to Amgen to participate in the
activity. Amgen will continue to
manage the project.
Escalation Service Desk Supervisor,
Functional IS rep, IBM
Service Delivery Manager
IBM Project Manager, Amgen CSM,
DPE for Projects
Follow tiered escalation process for
reverse transition as described by the
Project Office.
Consideration Existing service level for
normal requests are
several days, plan ahead. If complex RFS requests can take
Change Management
approvals are required
plan several weeks ahead
to ensure approvals and
resource planning.
Simple RFS requests are typically
ready for execution in one week but
several weeks to complete design
prior to execution. Also, resource
availability may require on boarding
with 45-60 day lead time.
Transition actions generally will require
the existing support staff and may
impact service levels or backlog - trade
offs to be agreed to in 2-in-box reviews.
Any action that requires the BAU team
to change current policy, process or
tools requires a transition action
interlock with IBM and should be
planned 60 days in advance.

Joint Amgen / IBM Reverse Transition Status Meeting March 22, 2011

TOOLS INCORPORATION PROCESS Amgen Leads Weekly Meeting For Internal Use Only. Amgen Confidential. 37

Reverse Transition Tools
38
• Tools that operate on 100% Amgen supported infrastructure does not require a design IBM review.
• Tools that will operate on IBM supported infrastructure requires an IBM integration review. This include any tool that will operate concurrently or requires an agent prior to the commencement date.
•
The IBM architect to contact for the design review is [*] [*]
Tool on
Master list
Complete
Design
Document
Amgen
Design
Approval
IBM
Integration
Approval
Proceed with
Interlock
as required
Implement
New Tool
Tool Transition Software Architecture Data Migration Documentation Testing
Type
License Install
Design
Document Transaction History Procedures
Knowledge
Transfer IQ/OQ Concurrency
As Is Amgen N/A N/A N/A N/A IBM IBM N/A N/A
Retire IBM N/A N/A N/A N/A N/A N/A N/A N/A
New Amgen Amgen Amgen Amgen Amgen Amgen Amgen Amgen Amgen
• The above steps should be included in the project plan for new tools.
• Templates are available for a standard design document.

JIRA PROCESS, TOOLS, AND DASHBOARD DEMONSTRATION Amgen Leads Weekly Meeting For Internal Use Only. Amgen Confidential. 39

For Internal Use Only. Amgen Confidential. 40
JIRA Issue Management Tool Update
•
Soft go-live & Pilot week of Mar-14
• Thank you [*] & [*] for piloting/providing feedback
•
IBM Team to pilot week of Mar-21
•
In Production, Mar-21
•
Notifications will be turned on by COB, Tuesday Mar-22
• Next Steps:
•
Start MANAGING Issues & Risks in JIRA
• Ensure items on your Tuesday, Status Dashboards are synced with JIRA
• PMO to update Status Dashboard Template
• Links:
• Tracking Process
• Dashboards
• RT JIRA TOOL
• Questions?
• Contact [*] or [*]
As of: Mar-21, 2011

Joint Amgen / IBM Reverse Transition Status Meeting March 28, 2011

Changes to Weekly Joint Status Meeting
• First hour will be for Program updates; second hour will
be for status dashboard read-outs
• Workstreams will be ordered by overall
RED
status at
the top
• Workstreams that are overall
GREEN
status will not be
asked to present
• The PMO will deep dive and focus on your Issues to
better understand where and what help you need to get
to GREEN
For Internal Use Only. Amgen Confidential. 42

Changes to Status Dashboard Template
•
Additional Ask on Issues & Risks for Status
Dashboards
• Please indicate the
Status Area
and JIRA # for your top Issues
and Risks (e.g. Resources (ISIRT-101): Similar named
resources…)
• We also need a specific owner and clear response plan for your top Issues and Risks, along with realistic due dates
•
Re-Visit Status Colors for Dashboard
• Review and ensure your dashboards align with the criteria for colors
•
New Template for Next Week (Apr-5)
• Name: Template - Work Stream Status Dashboard
[*]
For Internal Use Only. Amgen Confidential. 43

44
Change Request Process
This process covers all changes that:
(1) Change the scope of the WorkStream
(2) Change WorkStream Commencement or Milestone/Dependency Dates
(3) Add Milestones/Dependencies
(4) Affect other WorkStreams
• Change Requests are not complete unless all approvals have been obtained before submission to CCB
• Changes to be reviewed at the Thursday 1PM CCB meeting must be sent by noon on
Wednesday
• WorkStream Lead presents the change at the CCB meeting
•
[*]
•
[*]
•
[*]
WorkStream Lead emails Change Request to Change Control Coordinator [*]
Change Control Coordinator posts changes to SharePoint
CCB Process Overview PowerPoint:

Amgen Reverse Transition Work Stream Change Request Form, v1.1

Change Request Number (assigned by Change Control Coordinator): RT-

A Change Request must be submitted for all changes to MPPs that:

1. *Change the scope of the WorkStream*
2. *Change WorkStream Commencement or Milestone/Dependency Dates*
3. *Add Milestones/Dependencies*
4. *Add/delete Infrastructure Tools*
5. *Affect other WorkStreams*

All required approvals MUST be obtained and document below prior to submission to WCCB.

Work Stream:	
Requestor Name:	
WCCB Date Requested:	

Short Description/ Reason for/driver of Change:

Scope of Change

1. Other Work Streams Affected (enter "X" for all applicable):

	01 - Org Change Mgmt / Comm			02 - Workspace Planning & Logistics
	03 - Human Resources			04 - Financial Mgmt
	05 - Commercial Mgmt			06 - PPS / Projects Oversight
	07 - Landing Pad (Jinx + JR)			08 - Application Migration
	10 - SMS-Storage			11 - SMS-Unix/MMV/Cluster/Web Host
	12 - SMS-Citrix/Windows			13 - SMS-DBA
	14 - SMS-Backup			15 - SMS-Data Center Ops
	16 - CF-ISOC Major Incident Mgmt			17 - CF-ISOC Monitoring
	18 - CF-License & Maint. Mgmt			19 - CF-Supplier Mgmt - Reverse PRM
	20 - CF-Supplier Mgmt - SW Maint Renew			21 - CF-Service Continuity Mgmt
	22 - CF-ISM			23 - CF-Security Mgmt
	24 - CF-Compliance (incl Trng)			25 - CF-Identity Mgmt (IDM)
	26 - CF-Asset Mgmt			27 - SUS
	28 - MNS-Voice			29 - Infra. Incident/Problem/Chg. Mgmt
	30 - MNS-Messaging			31 - MNS-Mobile Device Mgmt
	32 - MNS-Networks			33 - SRP RT

2. Are any WorkStream Commencement Dates (CDs) changing as a result of this Change Request?

No [ ] Yes [ ] *If yes, describe what is changing, by WorkStream affected*

WorkStream	Old CD	New CD

- *If Workstream Commencement Dates are changing, then both the Amgen and IBM Tower Lead for those WorkStreams must approve this change request.*

3. Are any Milestone/ Dependency Dates changing as a result of this Change Request?

No [ ] Yes [ ] *If yes, describe what is changing, by WorkStream affected*

WorkStream	Milestone/Dep	Old Date	New Date

4. Describe added or deleted Infrastructure Tools:

WorkStream	Description of added or deleted Infrastructure Tools

5. Describe new Milestones or Dependencies, or changing WorkStream Interdependencies not addressed above:

WorkStream	Description of new Milestone, Dependency or Interdependency

Comments:

Approvers (people who must approve this change prior to CCB submission):

- *Both the Amgen and IBM Leads for each affected WorkStream must approve.*
- *If Workstream Commencement Dates are changing, then both the Amgen and IBM Tower Lead for those WorkStreams must also approve.*

Approver Name	IBM/ Amgen	Work Stream	Role	Approval Date

AMGEN

Change Request Form For Internal Use Only. Amgen Confidential. 45

MAN-to-SOP Document Process/Guidelines

Only one SOP / MAN document can be
effective at a time
Follow new Effective
Amgen SOPs / MANs
Old IBM docs
made obsolete
Effective date /
Commencement
Date
Follow current effective
IBM Procedures
Amgen Documents must be Effective on Commencement
Date

Allocate enough time for each stage;
Update your project plans accordingly
Revie
w;
Appro
val
Draft
Conce
pt
Minimum deadline shown
Document Identified;
Info reviewed by IS
Compliance and IS L&P
Old Docs and
LAs Obsolete
Notify IS L&P
DMS
Add to IS Trng
Rel. Calendar
-6 -5 -4 -3 -2 -1 1 2 3 4+
SOP Effective Date &
Commencement Date
Week
LMS
Assignments
Approved in
EDM Quality
Workstream Lead action
IS L&P / LMS action
2 weeks to
3 months
Training Begins CD
For
Training
Effective; Effective;
Monitor Monitor

IS Learning and Performance, OE Group
Corporate Directory: Last
Search: MyTeams
nce, OE Group
How to Request IS Training Assignments and Services
Process to Implement Controlled Training
IS Training Release Calendar
Help Yours
IS Learning and Performance, OE Group > IS Training Release Calendar
IS Training Release Calendar
Release calendar for all IS managed training being assigned to IS staff, resources and business groups. This includes all document types (SOP, MAN, etc.), eLearn
New
Actions
Settings
March, 2011
Expand All
Sunday
Monday
Tuesday
Wednesday
Thursday
27
28
MARCH - Communication of upcoming Cross-functional Impact
1
2
9:00 PM
MARCH - LMS Transaction Forms for submitted to LMATC
3
6
7
8
9
10
MARCH - Assignment Vehicle Review Period
13
14
MARCH - Assignment Adjustment Period
15
16
17
March Release: Docu

Your dates will be posted on
IS Training Release Calendar
•
LMS Assignments to be pushed according to Release Calendar
•
Coordinate with other interrelated workstreams
•
Check for Business Critical Activities and Training Blackout
Periods

Joint Amgen / IBM Reverse Transition Status Meeting April 5, 2011

Program Framework

52 52
Reverse Transition Program Framework
32
Work
Streams
AMGEN PHASES
1.
Assess
2.
Plan
3.
Develop
4.
Transition
5.
Go Live
2 months 3-6  months 3-6  months 3 months 1 Day
95
Tools
Documents
Managing on
going Project
Issues and Risks
IBM
Interlock
JIRA
1. Work Stream Owners IDed
2. Baseline Project Plan
3. Defined Exit Criteria
1. Tools Disposition Decision
2. IBM Integration Approval
3. User Access Plan
1. ARD Documentation list
2. Effective Date documents
3. Plan CI updates
1. Service Request via ISM
2. Request for Service via RFS
3. DPE approve KT item
1. Joint  Issues Escalation
2. Active Risk Management
B C
E
D
Completed
Transition
Control Point
A
Amgen provide weekly status reports
Amgen
Work Stream
Owner create
Project Plan
Amgen
Work Stream
Owner request
help from IBM
Amgen
Work Stream
Owner determine
Tool disposition
Amgen
Work Stream
Owner determine
Document
disposition

Reverse Transition Service Support from non-IBM Resources Prior to Commencement Date IS Compliance and Training Workstream [*]

During reverse shadowing period, all resources must be
trained on current, effective docs before providing support
For Internal Use Only. Amgen Confidential. 54
Question:
Is ability to ‘support’, or only
‘shadow’ required?
Personnel supporting Reverse Transition who are joining
before CD do not have the ability to formally train on docs in
IBM’s ARD system.
Amgen New Hires
Non-IBM contracted resources
Personnel cannot support services until CD
Enable personnel to support services before CD
The problem
of:
Affects:
The Impact
of which is:
A successful
solution will:

Problem:
New Hire has nothing to follow until CD
For Internal Use Only. Amgen Confidential. 55
CD
Amgen New Hire
Hire
Date
IBM
Staff
WI
Stored in
IBM’s ARD
Old WI
made obsolete
here
New
Amgen
SOP/
MAN
No Effective
training materials
at Amgen during
Overlap Period
Time

Proposal:
Duplicate doc in EDMQ for Overlap Period
For Internal Use Only. Amgen Confidential.
CD
Amgen New Hire
Hire
Date
IBM
Staff
WI/IMP
Stored in
IBM’s ARD
Duplicate
MAN
Stored in
EDM Q
New
Amgen
SOP/
MAN
Old WI and MAN
made obsolete
here
• Controls necessary to
ensure no discrepancy
• No changes permitted during
overlap
Time
56

What Worksteam Leads need to do:
If your new non-IBM resources or new hires will need to
provide support / touch IBM systems prior to CD, then:
• Review IBM training requirements for affected services
and systems
• Send list of IBM documents to [*]
• Convert IBM documents to Amgen template
• Send for Document Coordination; LMS Load
•
Allow 2 weeks for processing
• Send list of resources to be assigned training to TRN-IS
For Internal Use Only. Amgen Confidential. 57

If you have an Overlap Period for New
Hires
• Identify IBM role to be duplicated
• Obtain list of required IBM documents for corresponding
curriculum
• Work with [*]
• Copy IBM documents into Amgen templates
• Load into EDM Quality
• Send for Document Coordination; LMS Load
• Work with [*]
• Allow minimum 2 weeks for processing
• Send list of personnel to be assigned training to TRN-IS
For Internal Use Only. Amgen Confidential. 58

AMGEN®

Pioneering science delivers vital medicines™

Joint Amgen / IBM Reverse Transition Status Meeting April 19, 2011

Status Area	This Period
Resources	Red
Scope	Red
Schedule	Red
Overall	Red

Status Area:	JIRA #:	Top 3 Ope
Resources	xxx	No lead ide
Scope	xxx	List of Asse disposition
Schedule	xxx

Get to GREEN
Plan
• Need actionable items for each workstream that is red
• PMO to understand bigger issues rather than resourcing
• Assumption that when all issues are closed you will be
Green
• Other items need to be highlighted which are potential show stoppers
• Indicator will change if the issue is resolved
• Issues (and Risks) must be in JIRA
• Label as:
• High Criticality
• High Impact
• Keep fields up to date:
• Due Date
• Current Action in Progress
• Proposed Resolution
For Internal Use Only. Amgen Confidential.
60

- GREEN:
- AMBER:
- RED:

- GREEN:
- AMBER:
- RED:

- GREEN:
- AMBER:
- RED:

- GREEN:
- AMBER:
- RED:

Rating Keys for Status Dashboard
Rating Keys for Status Dashboard
Resource
Status Ratings
Scope
Status Ratings
Schedule
Status Ratings
Overall
GREEN:
All critical positions are staffed and in place based on resource plan
:
One or more key positions are open
RED: Either Amgen or IBM lead is not staffed (both are required to drive initiative forward)
GREEN:
Completed scope documents (i.e., Project Plan & Exit Criteria
Document) in place and approved by governance team
Completed scope document pending approval by governance team
(either in initial draft or changes triggered by request-for-change)
RED:
Scope documents (i.e., Project Plan & Exit Criteria Document) not present or insufficiently complete (for approval, planning, and/or scheduling)
GREEN:
90% or greater Major Milestone, e.g., Design, completed on-time –
AND – commencement end date is still projected on-schedule
80%-90% of last scheduled Major Milestone, e.g., Design, is (or was completed) late – BUT – commencement end date still projected on-schedule
RED:
Less then 80%  of last scheduled Major Milestone achieved – OR –
commencement  end date is now impossible to achieve
GREEN:
If no Red or Amber section, Overall is Green
If at least 1 Amber section & no red section, Overall is Amber
RED:
If at least 1 Red section, Overall is Red

Key Items in your MPP
• Project Plan is the end-to-end detail list of tasks that will make the reverse transition successful.
• Task or deliverable omissions will lead to a fire drill later. With planning this can be avoided.
• Key requirements for a complete plan;
• Exit criteria map back to actions to achieve the criteria
• Finite list of process documents (transition, expire, new)
• Detail Plan for CI updates, including date to load
• List actions interlock with IBM (SR, RFS, TAI) with planned submit dates
• Staff mapping dates, shadow and reverse shadow periods
• Scope Document map to actions in the plan
• Requirements for Tools
• All tools except EUS/MSN that stay in place must have actions in your plan
• The Master Tools list should map 1:1 to project plans
• Tools that will be implemented prior to CD requires the 5 steps published by the PMO
• Consider data migration, historical records for tools that are planned for retirement
• PMO expect to see best practices for the implementation of new tools (test plans, performance criteria, access tree, business contingency, etc)
For Internal Use Only. Amgen Confidential. 62

Summary of Checklist Completions (see below)
☐ YES ☐ N/A	1. Overall Process Checklist
☐ YES ☐ N/A	2. Operational Handoff and Maintenance Checklist completed?
☐ YES ☐ N/A	3. Technical Review Checklist completed?
☐ YES ☐ N/A	4. Documentation Checklist completed?
☐ YES ☐ N/A	5. Training Checklist completed?
☐ YES ☐ N/A	6. Supplier Checklist completed?
☐ YES ☐ N/A	7. Personnel Checklist completed?
☐ YES ☐ N/A	8. Retirement Checklist completed?
☐ YES ☐ N/A	9. Compliance/Regulatory Checklist completed?

2.1.1 Overall Process Checklist

Completed	Checklist Item
☐ YES	Tool purpose/justification determined?
☐ YES	Tool on the Master Disposition list?
☐ YES	Amgen design, review, approval completed?
☐ YES ☐ N/A	IBM integration review and approval completed?
☐ YES ☐ N/A	Joint design signoff (if needed) completed?

2.1.2 Operational Handoff and Maintenance Checklist

Completed	Checklist Item
☐ YES ☐ N/A	Administrative accounts/passwords ready?
☐ YES ☐ N/A	ISM queues configured for tool support?
☐ YES ☐ N/A	Have sign-off that the report requirements were met from the support team?
☐ YES ☐ N/A	Is the business continuity plan updated for the tool (if applicable)?
☐ YES ☐ N/A	Regulatory requirements completed?

Infrastructure Tools Checklist
• Checklist to complete all steps
necessary to ensure that the
tasks associated with the
successful transition of all
tools required Program have
been successfully completed
For Internal Use Only. Amgen Confidential. 63

1. Project objectives

The objective of the Enterprise Security Transition Project is to implement thirteen different security services from IBM Delivery Services organizations in support of the Master Service Agreement between Amgen and IBM. IBM will be responsible for implementing the following Security services:

ISeC Service:
The objective is to obtain an approved baseline inventory so that a detailed technical review can be completed on servers to identify technical controls. IBM will complete a Security Gap Analysis, Threat Identification Summary and finalize the Foundation ISeC Document. Critical Deliverables are a Draft Foundation ISeC Document identifying the Table of Contents and the description of each section within 30 days from Contract Commencement Date. Final ISeC is due at the end of transition.

Information Security Advisor (ISA) Service:

IBM will identify a Single Point of Contact to adhere to IBM Security Advisor Responsibilities as defined in the Amgen contract. The ISA is responsible for ensuring that Security Scope is being managed, monitored and delivered as intended.

Forensic sound collection of data and granting access to Amgen approved personnel in support of data collection for HR, Litigation and Computer acceptable use.

Physical Security Service:
Physical Security will be implemented to ensure that IBM physical sites are accessed only by authorized staff and to ensure the appropriate compliance measures are implemented and executed. Services include the identification of IBM & Client physical security sites, obtaining existing site policies. Critical Deliverables are a Draft Physical Security Plan to include a Table of Contents (TOC) and description of each section within 30 days from the contract commencement date. Documentation must meet deliverable requirements as defined in Exhibit 2.1.2 – Cross Functional – Service Delivery Services; Section 8.3 Physical Security. A complete Physical Security Plan is due at the end of transition.

Malware Services:
Understand and leverage Amgen's existing Antivirus Malware protection for both servers and desktops, ensure security data is reporting on all systems within IBM's scope.

URL Filtering Service:

Restrict employee access to inappropriate/unacceptable Web sites by intercepting the Browser URL request and comparing it to a dynamically updated list; which is based on a policy set by Amgen. The service can be set up to allow or block access based on person(s), groups, time of the day, IP(s), bandwidth or time allotted. The Webpage that is returned to user is customizable.

Logical Identity and Access Service:
Provide, maintain, and manage a global system/service for internal and external enterprise directory services in accordance with Company Policies. ID Administration includes: create, deactivate, password reset, unlock and RSA Secure token processes to support the environment

Project Scope Document Topics
• Project objectives
• Target solution and overall approach
• Project Scope
• Planning framework
• High-level project schedule
• Key assumptions
• Key dates – Milestones
• Dependencies
• Overall risks and risk response
• Entry criteria
• Exit criteria
• Client obligations
• Stake Holder Management
• Data privacy and legal requirements
• Regulatory
• Organization
For Internal Use Only. Amgen Confidential. 64

Infrastructure Stabilization (formerly called Reverse Transition) Joint Amgen & IBM Status Meeting May 3, 2011

Change Control Board Summary
66
Last Week, Thursday, April 28, 2011
Change
#
Project
Amgen
Owner
IBM
Owner
Summary Status
No Changes
• Change Control temporarily on hold while Deep Dive Audits are being conducted
• Anticipated Resume Date, week of May-16
•
Moving
Forward,
Anything that touches a CD date, will need
approval from Amgen & IBM Leadership
th

PSD Important Dates
• Distributed to Leads on Monday,
May 2
nd
• Draft (50% Complete) by noontime, Monday
May-9
th
• Dashboard will be displayed in Joint Status Meeting
• Final due Friday
May-13
th
Close of Business
For Internal Use Only. Amgen Confidential. 67

Infrastructure Stabilization Deliverables
Assess
Project Scope(PSD)
Current Assessment
- Services
Current Assessment
of Outsourced
Model
Current Assessment
of Organizational
Model
Current Assessment
- Staffing  Model
Plan Develop
HyperCare
(Post Transition)
Staffing Plan & Org
Charts
Service Definitions
Team Definitions
Governance  Model
Detailed Project Plan
Risk plan
Communication Plan
Approved Budget
Training Plans
Exit Criteria
Project Continuity
Review
Compliance Plan
Cutover Plan
Detailed Test Plans
(Systems/Process/
Knowledge)
Data Cleanup &
Readiness
Assessment
Operational docs,
Policy & Procedure
New staff on-
boarding
Knowledge Transfer
Validation / QA docs
SLAs / OLAs
SOW / Contracts
Compliance
Reviews
SOPs
Staff Fulfillment
sign-off
Test Completion
Sign-off
Staff Readiness
Sign-off
Exit Criteria Sign-off
Go/No-Go decision
Stakeholder
Communication
Compliance
Approvals
Daily Operations
Monitoring Report
Critical Issues Report
Compliance Reviews
Stability Declaration
Transition

69
Configuration Item Updates – Required Steps
Steps Required in your Project Plan When
Advise the IBM Service Delivery Manager [(Patti Foley)] and IBM Config Lib lead
[Onyebuch Okeke)] via email of the Work Stream and the date you request your
CIs to be updated. Include a request for the current upload template. [*] in your email.
60 days prior to CD/Shadow date
Using the authorized template, complete the spreadsheet of CIs to be updated and bring to weekly CI meeting (hosted by [Jamie] on Tuesdays). To be added to the agenda contact [*]
No later than 30 days prior to
CD/Shadow date
Submit an ISM Service Request (SR) with configuration items to be updated and assign SR to the CONFIGLIB  queue.  Attach the completed spreadsheet with
CIs.
No later than 30 days prior to
CD/Shadow date
No updates can be accepted to the configuration items to be updated. Upload template is frozen, for additional changes submit a new request.
15 days prior to upload
Identify and plan your Configuration Item updates

AMGEN®

Pioneering science delivers vital medicines™

Infrastructure Stabilization Joint Amgen & IBM Status Meeting May 17, 2011

✓	
	✓	
	✓	■
	✓	■
	✓	✓
	✓	
		✓
		✓
	✓	
		✓
	✓	■
	✓	■
	✓	
		✓
	✓	
	✓	✓
	✓	

✓
○
▪

Artifact or Event Amgen IBM
Project Plan
Project Scope Document
Exit Criteria
Weekly Status Report
JIRA Issues and Risks
Future Staff Pan
30 day/90 day Staff Exit Notice
Provide ARD Documents
Future Process/WI Documents
Provide Baseline Infrastructure Inventory/CI
Update Asset/CI Owners (via SR)
Provide Tools Disposition
Future Process Blueprint
Knowledge Transfer or Training on existing
document or process
Training on Future Process (to be)
Operational Shadow (incl. Reverse)
Hypercare post CD
Program Responsibilities and Existing
Governance
Service Level
Management
Owner
Provide Input
Sign-off
o
o
o
• Exclude ISM, DC Migration and Services not being transitioned.
Service Transition Exit Criteria
1.Current Documentation
2.Knowledge Transfer
• As Is Tools
• Shadow/Training
• Candidate Testing (Optional)
3.Baseline Inventory/CI
• Config Items
• HW and SW
• Tapes
Open Business
Office Issues
Open Operational
Issues
In Process
Business Projects
Open Service Requests
In Queue
Not included in Exit Criteria
1.In process operational services
2.In process operational issues
3.Unresolved Business Issues
4.Service Levels and Future Improvements
Work Stream
Owner to use
existing
governance
process to
manage and
resolve open or
in process
issues.

Infrastructure Stabilization Schedule
• Exclude EUS and Network Services not being transitioned.
Infrastructure Stabilization
Program Completion 12/31
Commencement
Date
Work Stream or Achievement May Jun Jul Aug Sep Oct Nov Dec Q1’12
Voice (28)
6/1
Landing Pad WA/RI (7) 5/22
App Mig
7/1
Prod
Application Migration (8) 6/8
Wave 1
7/11
Wave 2
8/15
Wave 3
9/12
Wave 4
10/10
Wave 5
12/31
7/1
Application Hosting Tower
- (10,11,12,13,14,15)
Reverse
Shadow
10/7
Business Functions
- RFS projects (6)
- Incident/Problem/Change (29)
Halt new
projects in
USIB/USIC
New Amgen
Server builds
(WA/RI)
9/1
10/7
10/7
Cross functional
8/12
11/1
11/1
11/17
11/22
12/23
Supplier Management
•
•
•
12/12
TBD
11/29
1/1
Major Incident Mgmt (16)
Monitoring (ISOC) (17)
Service Continuity (21)
Security Management (23)
Compliance (incl. Training) (24)
Asset Management (26)
License & Maint. Agree(18)
Supplier Reverse FRM (19)
Maintenance Renewal(20)
ISM (Hosting and ADM) (22)
Amgen Infrastructure v3.0
Amgen Infrastructure v2.0
Amgen Infrastructure v1.0

Amgen Managed Infrastructure
Critical Amgen Infrastructure Go-Live dates
•
•
•
•
•
•
The Amgen Work Stream Owner Responsibility for Amgen Managed
Infrastructure
•
•
•
For Internal Use Only. Amgen Confidential. 73
v01: Washington and Rhode Island Landing Pad operations fully managed by Amgen.
v02: Application Hosting Service Tower and services it supports fully managed by Amgen.
v03: Cross Functional Services fully managed by Amgen with the exception of ISM
Any support required from IBM post the work stream Commencement Date requires a RFS
ISM is not included in the Amgen managed infrastructure. All work streams should assume ISM stay
“as is” for 2011.
Work streams that impact the remaining IBM towers (EUS/Network) need to advise these towers no later than 45 days prior to commencement of any process changes or training required.
If your CD date is post 7/1, you need a plan to bridge support for v01. This plan should be documented and need to include people, processes and tools that you will use to support v01.
If your CD date is post 10/8, you need a plan to bridge support for v02. This plan should be documented and need to include people, processes and tools that you will use to support v02.
If you plan to use IBM to help support v01 or v02, you need to interlock with your IBM work stream lead. You may be required to provide specific data about the equipment or design. Hybrid support plans will require an RFS.

Infrastructure Stabilization Joint Amgen & IBM Status Meeting May 31, 2011

Issues Management:
Recurring Schedule Proposal
Schedule Event Participants
Every Tues. Amgen/IBM Joint Status
Meeting (w/Top Issues Update)
All Amgen and IBM Work
Stream Leads
Every Weds. PMO Issue Escalation Review
– Go/No-Go to Steering
Joint PMO and select Work
Stream Leads
Every Thurs. AM Issues Management Steering
Meeting
Commercial, Operations, and
Program Leads
Every Fri. Exec. Steering Meeting – Exit
Criteria related Issues
Escalation & Resolution
[*][*], Commercial, Operations,
and Program Leads
For Internal Use Only. Amgen Confidential. 75

Sample Issue Template
Issue Description
Teams disagree on acceptable patch level for servers at commencement
Amgen Position IBM Position
HW/SW patched to minimum vendor
recommended patch level by July 1
Comply with agreed Amgen and IBM ISEC
security policy.
[*]
Executive Decision
Pending
For Internal Use Only. Amgen Confidential. 76
Attachments: Optional

For Internal Use Only. Amgen Confidential. 77
Support and CKM Readiness
• CKM workshop Goals:
• Is to ensure that transition has minimal or positive impact on end users and services
• Clearly defined roles and responsibilities related to support
• CKM Process:
• As-Is:
• Review existing CKM for each service.  Identify all associated owner groups
• Obtain documentation (e.g., Visio) to describe current support model
• Review types and volume of tickets (per month) for each service
• To-Be:
• Document call scenarios
• Document support model (Basic troubleshooting, self service, Attempt to resolve, and
Log & Route)
• Train the Service Desk, Resolver groups, and test
• Timelines:
• First round of workshops conducted successfully for  “Application Migration, DCO, MIM,
Monitoring, and Security Management “however we have the following issues:
• 1
st
Workshop cancelled due to lack of attendance – Need to open JIRA issue
• 2
nd
Workshop Landing Pad Absent – Need to Reschedule
• 3
rd
Workshop IDM, ISM & Voice – Need to Reschedule
• Follow up workshops will be scheduled for the week of July 18 th

Infrastructure Stabilization Joint Amgen & IBM Status Meeting June 7, 2011

5. Server Hardware – Break/Fix

Sample

[*]

Scope	Continue the current server hardware maintenance program. • Data center walk through for Tier 1 and 2 data centers only. • Server hardware with Tivoli hardware monitoring installed.
Exclusions	• Hardware break/fix requested outside existing weekly mainten • Servers that miss scheduled maintenance due to HP or Sun ca limitations. • Servers that miss scheduled maintenance due to Amgen reque schedule or postponement.
Acceptance Criteria	• <u>**Hot swapable break/fix**</u>: IBM will resolve all tickets created be • <u>**Outage required break/fix**</u>: IBM will resolve all tickets created • Final data center walkthrough and WIP hardware break/fix han 8/26 and 9/16. • The existing hardware break/fix weekly report is the report of r

Issue Template <<Exit Criteria Name>>

SAMPLE

Attachments: Optional

AMGEN

Exit Criteria and Issues Template For Internal Use Only. Amgen Confidential. 79 Due Weds, June 8

Infrastructure Stabilization Joint Amgen & IBM Status Meeting June 7, 2011

Project Responsibilities
1. Project Plan Updated
2. Risks/Issues Updated
3. Dashboards Updated
4. All “high” issues on dashboards
OR
You must submit explanation of why the
above cannot be completed by COB, Friday
For Internal Use Only. Amgen Confidential. 81

Infrastructure Stabilization Joint Amgen & IBM Status Meeting June 14, 2011

Period represents now through Commencement Date
New
(Amgen Owned)
Hybrid
(IBM + Amgen)
As-Is
(IBM only)
Support Process
Documented?
New documentation
in a released state
with training in LMS.
Documented
deviations from
current process and
procedures.
No support
documentation
required.
Staff should be fully
onboard and trained
Incremental staff
should be identified
and trained.
No staffing required
Supporting Data? New CIs updated
with owners who
has privileges
Documented
deviations from
current data.
No supporting data
required
Operational
Dashboard?
New Operations
reports available
Documented
deviations from
current dashboard.
No action
Dependencies ? Verify dependency
completion
Verify dependency
completion
Verify dependencies
completion
Staff and Training?
Infrastructure R1 Readiness (aka Delta Plan) for July 1
st

Preparation for Readiness Review
Objectives of the Review
• Conduct a detailed review:
1. People, process and technology approach
2. Emphasis on “evidence” that we are ready for July 1
3. Revisit use cases
• Identify any gaps to readiness
• Build a strategy to close gaps
• Assign Actions
• Review Risks/what can go wrong scenarios
For Internal Use Only. Amgen Confidential. 84

Preparation for Readiness Review
People
Be prepared to present the following and show supporting “evidence”
• Organization Charts
• Departmental service and operational responsibilities
• Titles, roles, descriptions
• Names in boxes, dates in boxes where there are no names (TBH)
• There are exceptions to this based on the need to keep some names confidential for now
• Staffing
• Current rosters in a worksheet - status/numbers hired, not hired, trained, etc. shadowed/reverse shadowed
• Strategy to close gaps before it is too late
• Training
• Schedule (when trained)
• Knowledge Transfer approach (who, what, by whom)
• Method to confirm knowledge readiness (Test)
• Compliance – LMS, SOPs, MANs, etc
For Internal Use Only. Amgen Confidential. 85

Preparation for Readiness Review
Process
Be prepared to present the following and show supporting “evidence”
• Process Overview
• Review and discuss the key processes for the area of
responsibility – services, operations, compliance, etc.
• Map the key processes to the org chart
• Documentation
• List documentation with key details to support readiness
(release state, etc)
• Compliance
• Measurements, Reporting & Oversight
• What metrics will replace the current IBM metrics to manage service levels, operations, compliance, etc?
• What is the approach? Review meetings/attendees, approvals, issue management?
For Internal Use Only. Amgen Confidential. 86

Preparation for Readiness Review
Technology
Be prepared to present the following and show supporting “evidence”
• Tools/Data
• List of new tools
• Dates installed, tested, validated (ie. CIs updated, etc)
• Are there any tool or data issues that would impact Steady
State Operations? (ie. CMDB)
• Integration
• Other technologies, interfaces
• Functional areas and their use of tools
For Internal Use Only. Amgen Confidential. 87

Preparation for Readiness Review Risk Planning • What are your top 3 Risks and what can go wrong scenarios? • Mitigation strategies For Internal Use Only. Amgen Confidential. 88

# Work Stream
Support
Model
Support
Process
Documented?
Staff and
Training?
Operational
Dashboard?
Supporting
Data?
Depende
ncies ?
6
Demand, Change, Delivery
(RFS / Projects Oversight)
Hybrid Yes Yes N/A N/A Yes
7 Landing Pad (AWA + ARI) N/A N/A N/A N/A N/A Yes
8
Application Migration
(from USIB/USIC to Amgen)
Hybrid N/A N/A N/A N/A N/A
9 External Web Hosting Migration TBD TBD TBD TBD TBD TBD
10 AHS – Storage New, To-Be Yes Yes Yes Yes Yes
11
AHS – Unix /  VMWare/Cluster
/ Middleware / Web Hosting
New, To-Be Yes In-Progress Yes Yes Yes
12 AHS – Citrix/Windows New, To-Be Yes Yes Yes No Yes
13 AHS – DBA New, To-Be Yes Yes Yes No Yes
14
AHS – Backup
(incl. CDP, PSM)
New, To-Be Yes Yes Yes Yes Yes
15
AHS – Data Center Operations
(DCO)
Current, As-
Is
Yes Yes Yes Yes No
16
CF – ISOC - Major Incident
Management (MIM)
Current, As-
Is
Yes Yes Yes Yes Yes
17 CF- ISOC – Monitoring
Hybrid
(Clare to
check)
Yes No Yes Yes Yes
Infrastructure Stabilization
Latest Delta Plan Summary
Dated: June-20, 2011

# Work Stream
Support
Model
Support
Process
Documented?
Staff and
Training?
Operational
Dashboard?
Supportin
g Data?
Dependenc
ies?
18
CF – License & Maint.
Agreement Mgmt.
Current,
As-Is
Yes Yes No No Yes
19
CF – 3 Party Contract
Dispositions
Current,
As-Is
N/A Yes Yes Yes Yes
20
CF – Supplier Management  -
SS Maint. Renewal
Current,
As-Is
Yes Yes Yes Yes No
21
CF – Service Continuity
Management
Hybrid Yes Yes N/A No Yes
23 CF – Security Management
Current,
As-Is
Yes Yes Yes N/A No
24
CF – Compliance (incl.
Training)
N/A N/A N/A N/A N/A N/A
26 CF - Asset Management
Current,
As-Is
Yes Yes Yes Yes Yes
27 EUS
Current,
As-Is
Yes Yes Yes Yes Yes
29
Functional Service
Management
Hybrid No Yes Yes Yes No
34 CF – ISM Replacement  TBD TBD TBD TBD TBD TBD
35 Metrics & Reporting TBD TBD TBD TBD TBD TBD
Infrastructure Stabilization
Latest Delta Plan Summary
Dated: June-20, 2011
rd

Knowledge Transfer (KT) Management
• All Knowledge Transfer sessions must be scheduled 1 week in advance with approval from both workstream owners.
• [*] maintains the IBM KT Master. If a Project Manager schedule a KT session they need to complete the KT template and forward to Tom.
• The Project Manager for the work stream must;
Ensure work stream lead approval for KT sessions
Setup the calendar invites for KT sessions
Record planned KT sessions and topics
Confirm attendance and outcome (KT completion or schedule additional KT sessions)
Report unscheduled KT sessions, attendance, and outcome
• Reporting KT Sessions
Identify the work stream number, Amgen and IBM work stream leads.
Identify the all attendees and topics discussed.
Publish minutes to attendees and include [*]
• If KT session will be recorded, all attendees must consent and this must be documented in the minutes.

E7 | 1

Knowledge Transfer Session Planning and Reporting Template

To submit the KT Session Report send to Tom Philpott (tphilpot@us.ibm.com)

11 - AHS – Unix / <- **Work Stream Lookup**

Work Stream #	KT Session #	Date	Time	Duration (hrs)	Status	Calender Invite from (name)	Topic 1	Topic 2
11	1	06/23/11	2:00 PM	1	Scheduled	John Doe	First topic for Knowledge Transfer to be discussed in the meeting	Second top

D4 | John Doe

Knowledge Transfer Session Planning and Reporting Template

To submit the KT Session Report send to Tom Philpott (tphilpot@us.ibm.com)

Work Stream #	KT Session #	Email	Name	Company	Attended
11	1	jdoe@amgen.com	John Doe	Amgen	Yes

Knowledge Transfer (KT) Tracking Template

Infrastructure Stabilization Joint Amgen & IBM Status Meeting June 28, 2011

Infrastructure Stabilization
Staff Activity Planning
94
• Ensure new staff is onboard (trained with access) to maximize benefit of
Knowledge Transfer sessions.
• Lock in your Knowledge Transfer session with named Amgen and IBM participants by topic. AHS target 9/7 completion.
•
All Workstreams
to create your Shadow/Reverse Shadow Plan with
named Amgen and IBM Participants by (to [*]). Specify
international shadowing (if any).
• PMO to send template by Friday, July-1
• Consider alternative/backup for leads as people may be unavailable.
• Plan for management (Service Delivery Manager) knowledge transfer.
• Any planned IBM re-badging is aligned with the commencement date.
Work stream leads that reach agreement on exceptions and present to
Dean and Jamie.
• Ensure all custom project staffing requirements for Q3 and Q4 are identified.
Friday, July-15

# Work Stream
Support
Model
Support
Process
Documented?
Staff and
Training?
Operational
Dashboard?
Supporting
Data?
Depende
ncies ?
10 AHS – Storage New, To-Be Yes Yes Yes Yes Yes
11
AHS – Unix /  VMWare/Cluster
/ Middleware / Web Hosting
New, To-Be Yes Yes Yes Yes Yes
12 AHS – Citrix/Windows New, To-Be Yes Yes Yes N/A Yes
13 AHS – DBA New, To-Be Yes Yes Yes N/A Yes
14
AHS – Backup
(incl. CDP, PSM)
New, To-Be Yes Yes Yes Yes Yes
17 CF- ISOC – Monitoring Hybrid Yes Yes Yes Yes Yes
6
Demand, Change, Delivery
(RFS / Projects Oversight)
Hybrid Yes Yes N/A N/A Yes
8
Application Migration
(from USIB/USIC to Amgen)
Hybrid N/A N/A N/A N/A N/A
Infrastructure Stabilization
Latest Delta Plan Summary: New To-Be & Hybrid
Dated: June-27, 2011

# Work Stream
Support
Model
Support
Process
Documented?
Staff and
Training?
Operational
Dashboard?
Supporting
Data?
Dependen
cies?
18
Current,
As-Is
Yes Yes N/A N/A Yes
19
CF – 3   Party Contract
Dispositions
Current,
As-Is
N/A Yes Yes Yes Yes
20
Current,
As-Is
Yes Yes Yes Yes No
23
Current,
As-Is
Yes Yes Yes N/A No
26
Current,
As-Is
Yes Yes Yes Yes Yes
27 EUS
Current,
As-Is
Yes Yes Yes Yes Yes
34 CF – ISM Replacement  Current, As-Is N/A N/A N/A N/A N/A
15 Current, As-Is Yes Yes Yes Yes No
16 Current, As-Is Yes Yes Yes Yes Yes
21 Current, As-Is Yes Yes N/A No Yes
29
Functional Service
Management
Current, As-Is N/A Yes Yes Yes No
7 Landing Pad (AWA + ARI) N/A N/A N/A N/A N/A Yes
9 N/A N/A N/A N/A N/A N/A
24 N/A N/A N/A N/A N/A N/A
35 Metrics & Reporting TBD TBD TBD TBD TBD TBD
Infrastructure Stabilization
Latest Delta Plan Summary: Current As-Is & N/A
Dated: June-27, 2011
rd
CF – License & Maint.
Agreement Mgmt.
CF – Service Continuity
Management
External Web Hosting
Migration
CF – Compliance (incl.
Training)
CF – Security Management
CF - Asset Management
AHS – Data Center
Operations (DCO)
CF – ISOC - Major Incident
Management (MIM)
CF – Supplier Management
- SS Maint. Renewal

Infrastructure Stabilization Joint Amgen & IBM Status Meeting July 19, 2011

Work Stream or Achievement May Jun Jul Aug Sep Oct Nov Dec Q1’12 Q2’12
Voice 6/1
Application Migration
(IBM-to-Amgen)
12/31
Amgen Infrastructure R1
7/1
Application Hosting Tower
(Unix, Intel, DB, MW, DC)
Demand, Change, Delivery
Process and Functional Svc.
Management
Amgen Infrastructure R2
10/7
Cross Functional
- Major Incident Mgmt
- Monitoring
- Service Continuity
- Security Management
- Compliance (incl. Training)
- Asset Management
Supplier Management
• License & Maintenance
• Supplier Reverse FRM
• Maintenance Renewal
Amgen Infrastructure R3
12/31
ISM Replacement
(*tentative date)
End User Services
(*tentative date)
Infrastructure Stabilization Timeline
Definition: Commencement Date (CD) is the date whereby IBM is no longer responsible for the services in question
We Are Here
Dated: July-18, 2011
Q1-Q2 ‘12*
Q1-Q2 ‘12*
1 2 3 4 5

Exhibit 29

Attachment D

AHS Bridge Statement of Work

1.0 INTRODUCTION

1.1 This Statement of Work (“SOW”) is governed by the terms and conditions of the Agreement and defines Supplier’s obligation to provide to Company the hosted solution for the following technologies:

•	IBM TSM backup software administration and infrastructure services

•	IBM XIV/DS8300/SVC storage software administration and infrastructure services including Cisco SAN Switches

•	IBM AIX operating system services and server infrastructure services

•	IBM DB2 database services

in each case, located in Supplier’s Boulder and Columbus data centers and having the functionality currently provided by Supplier to Company (the “AHS Technologies”), as well as maintenance and support services and other services currently performed by Supplier for Company relating thereto, as further described herein (the “AHS Bridge Services”).

1.2 Capitalized terms used herein but not defined shall have their respective meanings as set forth in the Agreement. For the purposes of this SOW, any reference to the term “current” hereunder means a reference to the “as is” AHS Technologies or any sub-system thereof or, with respect to Services, the functional, operational and support levels performed by Supplier immediately prior to the Amendment No 7 Effective Date.

1.3 The Parties understand and acknowledge that Supplier is providing the AHS Bridge Services to the Company under the Agreement prior to the Amendment No 7 Effective Date. The objective of this SOW is for Supplier to continue the AHS Bridge Services from the effective date of this SOW until December 31, 2011. Accordingly, except as expressly set forth herein, Supplier shall:

•

Ensure the AHS Bridge Services remain operational and are hosted and supported at the functional, operational and support levels as currently provided by Supplier immediately prior to the Amendment No 7 Effective Date.

•	Provide hardware maintenance services.

.4	Supplier shall perform the AHS Bridge Services from the AHS Commencement Date until December 31, 2011, with any extension thereof to be governed by Exhibit 4.

Amgen & IBM Confidential

.5	The AHS Bridge Services shall not be performed as currently provided by Supplier in the following respects:

•	The AHS Bridge Services shall relate only to the AHS Technologies

•	The AHS Bridge Service shall be performed by named Supplier resources

•	Company shall be responsible for operational coordination of, and setting priorities for, such Supplier resources performing the AHS Bridge Services.

Amgen & IBM Confidential

Total Pages Redacted: 1 page

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

EXHIBIT 30-A

[*]

Total Pages Redacted: 1 page

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

EXHIBIT 30-B

[*]

Total Pages Redacted: 1 page

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

EXHIBIT 30-C

[*]

EXHIBIT 31 EUS/SD REVERSE TRANSITION

ID Work Stream	Exit Criteria	Scope	Exclusion

1 Knowledge Transfer	•Scheduled KT sessions completed.

Complete knowledge transfer (KT).

• Attend Amgen scheduled KT sessions

• Provide up to 4 hours per week per technical resource, not to exceed 40 hours per technical resource. KT sessions to be no longer then 2 continuous hours. If it will exceed the guideline ( 4 hr/week or total of 40 hours), approval from the workstream leads is required.

• If KT session will be recorded, all attendees must consent and this must be documented in the minutes.

• If scheduled KT session missed, notify workstream owners and re-schedule.

• KT sessions to be scheduled 1 week in advance with approval from IBM workstream owner. KT sessions to be scheduled to accomodate local business hours.

• Amgen to document minutes for all KT

• Contract or commercial discussions outside of scope.

• If KT with managers, IBM confidential employee performance data outside of scope.

• KT is an information exchange and assumes that the Amgen resource has the skills and training for the role.

• Training, including creation of tests to measure understanding and knowledge.

• Certification or confirmation of understanding of KT.

2 Documentation Transfer	• Master inventory of all documentation transferred. • Confirmation from Amgen EUS focals that all documentation received in electronic copy. • Copies of 12 months reports for all EUS services

Transfer electronic copy of documentation as-is.

• All CKM documents and work instruction documents

• All SD and deskside procedures used in the execution of EUS including Hold, Terminations, Disposals, Refresh, and IMAC reporting template and process

• All “in-flight” project documentation will continue to be available to Amgen

• Documentation of EUS call tree

• All SOX documentation, which is already available Amgen SOX

• Documentation provided as part of “Above the Line” (already provided)

• Documentation reformatting or re-structuring or creation.

• IBM personnel or HR documentation.

• IBM proprietary global process documentation (ie not Amgen specific)

• Tools documentation to be provided from vendor, if not modified

3 Logical Access	• Amgen confirm Receipt of login information (ticket resolved)	Provide logical access to Amgen onboarded staff for EUS scope to assist with KT and EUS ramp up.	• Systems that IBM continue to maintain under an RFS. • Systems that do not transfer to Amgen. • LSOW systems already managed by Amgen.

5 EUS Hardware	• IBM will continue the current hardware maintenance program. The weekly report and spreadsheet to be provided. Final Asset/warehouse/depot report required	All EUS assets including PC and Network Printers. Provide snapshot of Warehouse and Depot content Provide N/W printer asset reports

11 WIP SR, Incident, Change and Problem	• Work-in-process tickets or tasks (SR, incident, change, and problem) re-assigned to named Amgen performers.

Complete the transition of steady state work in process responsibilities:

• IBM is fully responsible for steady state services until the commencement of shadowing date in the work stream project plan (at least 45 days prior to commencement date).

• Amgen will participate in steady state service during shadowing. From shadowing start to reverse shadowing start, Amgen and IBM will be jointly responsible for service. During shadowing, IBM will work in earnest to maintain throughput.

• Amgen is responsible for steady state services during the reverse shadow period defined in the work stream project plan (30 days prior to commencement date). IBM will continue to be available during the reverse shadow period.

• At the start of the reverse shadow period, IBM will transition open items to Amgen performers.

• In process, open transition items aged more than 30 days are reviewed and dispositioned by both work stream leads.

• Amgen owners for work queues will be identified at least 30 days prior to CD.

NA

13 In Flight Projects	• Work in process projects re-assigned to named Amgen infrastructure project leads (ITL).

Complete the transition of project work in process responsibilities:

• IBM PM transfer “in process” projects or projects known not complete to Amgen Technical Lead (ITL)

• Knowledge Transfer will start and complete 30 days prior to the commencement date.

• During knowledge transfer IBM will transition open items to Amgen ITLs.

• Amgen owners for projects will be identified at least 30 days prior to CD.

• Project that starts on the new Infrastructure Release 1.0 (Landing Pad) are excluded.

14 Transfer of Ownership – HW, SW, Vendor

• Publish revised Exhibit 11 and submit to commercial team for review and approval.

• For those vendor services contracts that terminate before/after CD, complete ownership transfer with CD effective date or document for reimbursement

• For those assets purchased by Amgen at FMV (pricing agreed at most 30 days prior to CD), complete ownership transfer

Transfer 3rd party vendor services contracts, hardware and software

• Review all vendor services currently provided by IBM for repatriated scope, as documented in “Disengagement Supplier Management Tracking” spreadsheet

• Upon mutual agreement, document in “Disengagement Supplier Management Tracking” spreadsheet any newly identified agreements upon discovery

• Obtain disposition for all vendor services contracts currently provided by IBM

• Provide Amgen readily available contract detail (as is)

• Issue notification letters where applicable to impacted vendors

• Issue and sign Letters of Agency, consents, and transfer agreements.

• IBM to ensure all required license/maintenance true-ups completed prior to CD

• Provide FMV pricing for all HW and SW

• For those assets purchased by Amgen at FMV, transfer to Amgen

• For those assets not purchased by Amgen at FMV, remove data and dispose

• Agreements for which IBM retains financial responsibility • Agreements discovered after CD • Confidential IBM pricing • FMV pricing to be agreed 30 days prior to CD

15 Reporting Responsibility Transition

• IBM to provide current reports in use to the Amgen work stream leads.

• IBM to provide knowledge transfer on existing reporting source.

• Existing above the line reports are completed.

• Amgen / IBM bridge agreement in place.

• Methodology documents for required reports updated and provided to Amgen

• Report Catalog

Complete the transition of Reporting responsibilities for transitioning towers;

• Individual Amgen work steam owners will determine future reporting requirements.

• A report may include both ISM and non-ISM data source. The reporting work stream has the following scope;

1. Work with the transitioning towers to determine the reporting requirements at the commencement date

2. Determine source of report/metric and determine what Knowledge transfer needs to take place

3. Between 10/8 and 12/31 define the scope for the bridge agreement for reporting while ISM remains in use.

• ISM (including reports on the ISC Portal – GSMRT and Non GSMRT) retirement and new tool implementation

• New reports or modification to reports (requested via RFS)

• Other 3rd party vendors are responsible for reporting of the services they provide.

16 Tools	• Agreed upon access to transitioned EUS tools and related data provided by commencement date or earlier per the project plans • Transfer of license management for transitioned tools

• Transition from IBM managed tools and services to Amgen managed tools and services.

• Tools requiring transition are listed in the Tools Disposition worksheet, with the agreed upon disposition for project activities within relevant workstreams

• Details on activation and deactivation of specific tools will be agreed upon within the project plans for the relevant workstreams

• Implementing new tools is an Amgen driven effort

• IBM will drive the joint execution of removal of software per the Tools Disposition worksheet

• Any tool not agreed upon in the Tools Disposition worksheet

• Any RFS that does not specifically address the “reverse transition” effort; enhancement RFSs

• Systems where installation and de-installations are not possible by CD due to technical issues, or downtime is not available from Applications

18 End User Services HW/SW	• End User Services Hardware returned (Amgen owned assets) • End User Services OS Image, Software, and Software Packages returned	Return virtual and physical copies to Amgen • Gold Images, v4.1 and earlier • OSD Images • All in flight packages • Amgen owned desktops, laptops, or other lab equipment	• Equipment or Software purchased by IBM